UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2018

Long Short Credit Strategies

Goldman Sachs Long Short Credit Strategies Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

What Differentiates Goldman Sachs Long Short Credit Strategies Fund’s Investment Process?

The Goldman Sachs Long Short Credit Strategies Fund (the “Fund”) seeks an absolute return comprised of income and capital appreciation.

The Fund uses a bottom-up, fundamental approach with a focus on high conviction ideas across the corporate credit spectrum. Inefficiencies in the credit markets may provide attractive opportunities for investors. The Fund seeks to capitalize on these through an unconstrained approach, security selection and providing active downside management.

∎	The Fund is not limited by the traditional constraints of a benchmark strategy.

∎	The Fund uses a flexible and dynamic strategy that allows it to invest across the spectrum of corporate credit while seeking what we believe are the most attractive risk-adjusted return opportunities.

∎	The Fund invests across the spectrum of corporate credit including high yield, investment grade, bank loans, convertibles and preferred equity.

∎	The Fund seeks to identify issuers that offer compelling value through bottom-up security selection, with a focus on capital preservation.

∎	The Fund’s investment approach allows for flexibility in security selection, irrespective of industry, ratings and maturity constraints.

∎	The Fund manages long and short exposures to potentially generate absolute returns. A hedged approach allows the Fund to deploy tactical portfolio tilts via high yield index shorts.

∎	Dynamic portfolio management may enhance downside mitigation while providing investors access to security selection expertise.

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PORTFOLIO RESULTS

Goldman Sachs Long Short Credit Strategies Fund

Investment Objective

The Fund seeks an absolute return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Asset Management Credit Alternatives Portfolio Management Team discusses the Goldman Sachs Long Short Credit Strategies Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor and R Shares generated average annual total returns, without sales charges, of 0.86%, 0.12%, 1.32%, 1.12% and 0.61%, respectively. These returns compare to the 1.21% average annual total return of the Fund’s benchmark, the ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

For the period from their inception on November 30, 2017 through March 31, 2018, the Fund’s R6 Shares generated a cumulative total return, without sales charges, of -0.62%. This return compared to the 0.41% cumulative total return of the Index during the same time period.

Because the composition of the Index (e.g. short-term cash securities) is not comparable to the range of instruments in which the Fund may transact (e.g., various credit-related instruments), references to the Index are for informational purposes only and not an indication of how the Fund is managed.

Q	What economic and market factors most influenced the corporate credit markets as a whole during the Reporting Period?

A	During the Reporting Period, moderate economic growth, low inflation and accommodative central bank policy at home and abroad provided a generally favorable backdrop for U.S. corporate credit and also led to notably muted volatility in both the equity and credit markets until early February 2018.

U.S. credit markets, especially U.S. high yield bonds, rallied, as credit spreads, or yield differentials to U.S. Treasuries, tightened during the Reporting Period. Supporting the markets was steady global economic growth, led by the developed markets. Despite the moderate rate of economic growth and the unemployment levels not seen since early 2001, U.S. inflation remained historically low. The U.S. Federal Reserve (the “Fed”) maintained its accommodative approach to raising the targeted federal funds rate. The Fed raised interest rates three times during the Reporting Period — in June and December 2017 and in March 2018 — bringing the targeted federal funds rate to a range of 1.50% to 1.75% by the end of the Reporting Period. During the fourth quarter of 2017, we also saw the beginning of the Fed’s balance sheet roll-off, wherein it would gradually shrink its balance sheet. The Fed’s balance sheet had expanded dramatically in its quantitative easing strategy designed to help the economy recover from the 2007-2009 financial crisis. On the fiscal front, the U.S. Congress passed the Tax Cuts and Jobs Act in December 2017, which included a reduction in the corporate tax rate from 35% to 21%. This bill was largely viewed by the markets as positive for corporate borrowers and business investment.

During the last two months of the Reporting Period, equity and credit markets were marked by heightened volatility and a sharp rise in rates, stoked by market speculation that robust labor market data would lead to a faster pace of interest rate hikes. Concerns about monetary policy tightening were exacerbated by solid U.S. inflation data and new Fed Chair Powell’s testimony before Congress positing a more optimistic economic outlook. Renewed concerns about the increasingly hostile exchanges between North Korea and the White House and reaction to potentially unfavorable changes in U.S. trade policy further drove heightened volatility. Credit spreads widened as a result.

That said, through the Reporting Period, the U.S. credit markets were supported by generally healthy credit fundamentals, including strong corporate earnings. Despite solid high yield credit fundamentals, investor uncertainty surrounding compressed high yield spreads — as well as broader macro concerns, including renewed geopolitical

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PORTFOLIO RESULTS

tensions, interest rate hikes and global economic growth — contributed to a cautious consensus view toward the high yield market. Such a view drove outflows from the U.S. high yield market and inflows into U.S. leveraged loans.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	As a part of our investment philosophy, we apply a value-oriented approach to credit market investing, with a focus on capital preservation via high conviction ideas. Consistent with the cornerstone of our fundamentally-based investment process focused on bottom-up security selection, the Fund’s performance during the Reporting Period was attributable to individual security selection.

We maintained our focus on corporate fundamentals and earnings during the Reporting Period. The Fund’s positive performance during the Reporting Period was broad-based, attributable to long positioning in capital goods, consumer cyclicals and energy credits. The largest individual contributors during the Reporting Period included long positions in Bombardier, Navistar and The Hertz Corporation.

Within the Fund’s long positioning, there were no sectors that materially detracted from performance. That said, the largest individual detractors during the Reporting Period were the Fund’s positions in PetSmart and Weatherford International. The Fund’s tactical short position in a high yield credit default swap index, a position taken in an effort to mitigate risk and serve as a portfolio market hedge, also detracted from its results during the Reporting Period as spreads tightened. The Fund’s interest rate swaps, which are used to hedge duration, contributed modestly positively to performance.

Importantly, since the Fund’s portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark, there is no requirement to hold issues from any single company or sector.

Q	Which segments of the corporate credit sector most significantly affected Fund performance?

A	The corporate credit markets, as mentioned earlier, broadly rallied during the Reporting Period, driven largely, in our view, by generally healthy fundamentals. U.S. high yield corporate bonds and bank loans were among the strongest performers during the Reporting Period, as spreads narrowed. Our ability to identify select issuers within the corporate credit sector contributed positively to the Fund’s performance during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process. However, the Fund does implement interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. The Fund’s interest rate swap positions contributed positively, albeit modestly, to its performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used credit default swaps via a short position in a credit default swap high yield index to tactically hedge market risk, which detracted from performance. The Fund used interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. Interest rate swaps contributed modestly positively to Fund performance during the Reporting Period. The Fund used foreign currency exchange forward contracts to hedge the currency risk in non-U.S. dollar-denominated issues to U.S. dollars. Used during the Reporting Period but not held at the end of the Reporting Period, foreign currency exchange forward contracts had a rather neutral impact on the Fund’s performance for the Reporting Period overall.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we continued to pursue investment opportunities based on fundamental, bottom-up research, which, in our view, offered compelling risk-adjusted return potential.

We modestly increased the Fund’s allocation to secured indebtedness, including high yield and bank loans, during the Reporting Period. We also found what we considered to be compelling opportunities amongst short duration bonds, especially toward the very short-term end of the yield curve, or spectrum of interest rates based on maturities of varying lengths. We maintained our favor toward short-dated high yield credit securities, which, in our view, offer attractive risk-adjusted yields and some insulation from potential increases in interest rates. We believe these securities are attractive for maintaining yield while limiting overall interest rate exposure, particularly given Fed interest rate hikes thus far and potential additional interest rate increases in 2018.

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PORTFOLIO RESULTS

We took a cautious view in the Fund given the rally in the corporate credit markets seen in the Fund’s prior fiscal year and during much of the Reporting Period. Our view was driven by the potential for volatility related to both geopolitical events and macroeconomic uncertainty, including further interest rate hikes, the reduction of the Fed’s balance sheet and the pace of global economic growth. We expressed this view by increasing the Fund’s short exposure to a high yield credit default swap index. One of the key tenets of our investment philosophy is capital preservation, which leads us to take a more defensive, cautious position given certain market conditions. We also believe our hedged approach may provide for active downside management for investors seeking to mitigate market risk and volatility.

Q	How was the Fund positioned at the end of March 2018?

A	At the end of the Reporting Period, the Fund was defensively positioned based on our cautious view of the market at the end of March 2018. The Fund remained focused on higher quality issuers in the capital structure and companies with what we considered to be strong cash flow.

Reflecting our modestly defensive Fund positioning, as of March 31, 2018, approximately 54% of the Fund’s total net assets was invested in unsecured debt obligations, 19% in other secured debt obligations, 16% in bank loans, less than 1% in common stock and other equity securities and 9% in cash and cash equivalents. The Fund’s notional derivative exposure, calculated as a percentage of total net assets, was -43% in a credit default swap high yield index. The Fund had a total of 137 holdings from 113 issuers at March 31, 2018, with the Fund’s top long corporate issuers, as measured by a percentage of total net assets invested, being Bombardier, Cheniere Energy and Weatherford International.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed a sound approach, grounded in fundamentals with a focus on capital preservation, may offer a compelling means to navigate the current and anticipated market environment in the months ahead. We believe heightened volatility, such as that seen toward the end of the Reporting Period, may lead to periods of technical dislocations in the market, which may provide for attractive single-name investing opportunities. While we continued to see value in the credit markets at the end of the Reporting Period, we believe that security selection and a focus on fundamentals will be increasingly important if interest rates continue to rise and should the Fed indeed take a more hawkish, less accommodative approach. (Hawkish tends to suggest higher interest rates; opposite of dovish.)

We intend to remain disciplined in our approach focused on credit selection. Our investment team has been identifying what we view as several investment opportunities in the new issue debt market, as we have seen what we consider to be attractive price entry points. Overall, we believe the Fund’s ability to be flexible across the corporate credit spectrum —high yield, loans, bank loans and investment grade credit —enables the Fund to step in and seek to take advantage of market opportunities when inefficiencies arise as well as to capitalize on changing market conditions.

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FUND BASICS

Long Short Credit Strategies Fund

as of March 31, 2018

PERFORMANCE REVIEW
April 1, 2017– March 31, 2018	Fund Total Return (based on NAV)[1]	ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.86%	1.21%	4.02%	4.20%
Class C	0.12	1.21	3.42	3.60
Institutional	1.32	1.21	4.52	4.71
Investor	1.12	1.21	4.43	4.63
Class R	0.61	1.21	3.90	4.12

November 30, 2017– March 31, 2018
Class R6	-0.62%	0.41%	4.53%	4.72%

[1]	The net asset value (“NAV”) represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “BofA/Merrill Lynch Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The BofA/Merrill Lynch Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the fiscal year ended 3/31/18	One Year	Five Years	Since Inception	Inception Date
Class A	-2.94%	N/A	-0.75%	4/30/14
Class C	-0.88	N/A	-0.53	4/30/14
Institutional[5]	1.32	1.42%	4.90	6/15/09
Investor	1.12	N/A	0.47	4/30/14
Class R	0.61	N/A	-0.02	4/30/14
Class R6	N/A	N/A	-0.62	11/30/17

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect the maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1.00% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

[5]	The average annual total return figures for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the periods shown. Prior to March 24, 2014 (the effective date of the reorganization of the Goldman Sachs Credit Strategies Fund (the “Predecessor Fund”) into the Fund), the maximum initial sales charge applicable to sales of Common Shares of the Predecessor Fund was 2.50%, which is not reflected in the average annual total return figures shown. The Predecessor Fund commenced operations on June 15, 2009.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund (the “Predecessor Fund”), a closed-end management investment company that was operated as an “interval fund,” was reorganized with and into the Fund, with shareholders of the Predecessor Fund receiving Institutional Shares of the Fund upon consummation of the reorganization. Because the Predecessor Fund was the accounting survivor, the Fund has assumed the Predecessor Fund’s historical performance. The performance information for the Fund’s Institutional Shares shown in this report is for the Predecessor Fund for the period prior to March 24, 2014, and reflects the Predecessor Fund’s investment strategies and policies. However, the Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to March 24, 2014.

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FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.47%	1.61%
Class C	2.22	2.36
Institutional	1.13	1.27
Investor	1.22	1.36
Class R	1.72	1.86
Class R6	1.12	1.26

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least November 30, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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FUND BASICS

TOP TEN INDUSTRY ALLOCATIONS[8]
As of March 31, 2018	Percentage of Net Assets
Oil Field Services	13.3%
Automotive	8.2
Pipelines	5.3
Media	5.3
Media – Cable	5.1
Telecommunication Services	4.2
Retailing	3.7
Miscellaneous Manufacturing	3.7
Diversified Financial Services	3.0
Packaging	3.0

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Performance Summary

March 31, 2018

The following graph shows the value, as of March 31, 2018, of a $1,000,000 investment made on June 15, 2009 (the date on which the Predecessor Fund commenced operations) in Institutional Shares at NAV. The performance data in the graph for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the period shown. Prior to March 24, 2014 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Common Shares of the Predecessor Fund was 2.50%, which is not reflected in the following graph. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and repurchase cash flows affecting the Fund.

Long Short Credit Strategies Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from June 15, 2009 through March 31, 2018.

Average Annual Total Return through March 31, 2018	One Year	Five Years	Since Inception*
Class A (Commenced April 30, 2014)
Excluding sales charges	0.86%	N/A	0.22%
Including sales charges	-2.94%	N/A	-0.75%

Class C (Commenced April 30, 2014)
Excluding contingent deferred sales charges	0.12%	N/A	-0.53%
Including contingent deferred sales charges	-0.88%	N/A	-0.53%

Institutional (Commenced March 24, 2014)**	1.32%	1.42%	4.90%

Investor (Commenced April 30, 2014)	1.12%	N/A	0.47%

Class R (Commenced April 30, 2014)	0.61%	N/A	-0.02%

Class R6 (Commenced November 30, 2017)	N/A	N/A	-0.62%***

*	The since-inception return for Institutional Shares is from the date on which the Predecessor Fund commenced operations, June 15, 2009.
**	Effective at the close of business on March 21, 2014, the Predecessor Fund, a closed-end management investment company that was operated as an “interval fund,” was reorganized with and into the Fund, with shareholders of the Predecessor Fund receiving Institutional Shares of the Fund upon consummation of the reorganization. Because the Predecessor Fund was the accounting survivor, the Fund has assumed the Predecessor Fund’s historical performance. The performance information shown in this report is for the Predecessor Fund for the period prior to March 24, 2014, and reflects the Predecessor Fund’s investment strategies and policies. However, the Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to March 24, 2014.
***	Total return for periods less than one year represents cumulative total return.

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GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Secured Debt Obligations – 34.6%
Bank Loans(a) – 16.0%
Automotive(b) – 1.8%
Navistar International Corp. (B+/Ba3) (1M LIBOR + 3.500%)
$3,853,261	5.210%	11/06/24	$3,870,909

Building Materials(b) – 0.4%
Builders FirstSource, Inc. (B+/B3) (3M LIBOR + 3.000%)
788,014	5.302	02/29/24	790,969

Commercial Services(b) – 0.4%
Monitronics International, Inc. (B-/B2) (3M LIBOR + 5.500%)
902,571	7.802	09/30/22	877,190

Communications – Entertainment(b) – 0.5%
Univision Communications, Inc. (BB-/B2) (1M LIBOR + 2.750%)
1,048,450	4.627	03/15/24	1,030,543

Communications – Pulbishing & Broadcastng – 0.6%
Sinclair Television Group, Inc. (BB+/Ba1)
1,305,000	2.500	12/12/24	1,309,894

Construction Machinery(b) – 0.4%
Accudyne Industries LLC (B/B3) (1M LIBOR + 3.750%)
843,640	5.127	08/18/24	847,858

Consumer Cyclical Services(b) – 0.9%
TKC Holdings, Inc. (B/B2) (2M LIBOR + 4.250%)
2,023,695	5.600	02/01/23	2,041,402

Consumer Discretionary-Home Improvement(b) – 0.9%
Apex Tool Group LLC (NR/NR) (1M LIBOR + 3.750%)
1,987,500	5.627	02/01/22	1,982,889

Diversified Telecommunication(b) – 0.8%
Telesat Canada (BB-/Ba3) (1M LIBOR + 3.000%)
1,817,429	5.310	11/17/23	1,822,736

Energy-Pipeline(b) – 0.4%
Oryx Southern Delaware Holdings LLC (NR/NR) (1M LIBOR + 3.250%)
967,000	5.127	02/09/25	967,000

Environmental(b) – 0.6%
Core & Main LP (B+/B2) (3M LIBOR + 3.000%)
1,246,875	5.006	08/01/24	1,253,109

Food & Beverage(b) – 1.0%
Dole Food Co., Inc. (B-/B1) (1M LIBOR + 2.750%)
2,224,779	4.604	04/06/24	2,227,560

Health Care – Services(b) – 0.5%
Greenway Health LLC (B/B3) (3M LIBOR + 4.250%)
1,023,142	6.550	02/14/24	1,029,537

Household Products(b) – 0.3%
AI Aqua Merger Sub, Inc. (B/B2) (1M LIBOR + 3.250%)
137,000	5.127	12/13/23	137,600
(1M LIBOR + 3.500%)
407,978	5.127	12/13/23	408,997

			546,597

Industrials-Manufactured Goods – 0.5%
Mavis Tire Express Services Corp. (NR/NR)
646,071	3.250	03/20/25	646,071
103,429	3.250	03/20/25	103,429
Tecomet, Inc. (B/B2) (3M LIBOR + 3.750%)
508,160	5.278	05/01/24	511,336

			1,260,836

Secured Debt Obligations – (continued)
Internet – 0.5%
Shutterfly, Inc. (NR/NR)
1,022,000	2.750	08/17/24	1,024,984

Media(b) – 0.5%
CBS Radio, Inc. (BB-/Ba3) (3M LIBOR + 2.750%)
1,163,781	4.623	11/17/24	1,168,390

Media – Broadcasting & Radio – 0.4%
Meredith Corp. (NR/NR)(1M LIBOR + 3.000%)
858,696	4.877	01/31/25	863,419

Media – Cable(b) – 0.7%
CSC Holdings LLC (BB-/Ba2) (1M LIBOR + 2.500%)
1,630,000	4.277	01/25/26	1,629,495

Media-Entertainment – 0.4%
Lions Gate Entertainment Corp. (NR/NR) (1M LIBOR + 2.250%)
827,045	2.250	03/19/25	827,731

Packaging(b) – 0.7%
BWAY Holding Co. (B-/B2) (3M LIBOR + 3.250%)
1,582,569	4.958	04/03/24	1,589,627

Restaurant(b) – 1.0%
1011778 B.C. Unlimited Liability Co. (B+/Ba3) (1M LIBOR + 2.250%)
2,128,135	3.476	02/16/24	2,128,581

Retailers(b) – 0.7%
JC Penney Corp., Inc. (BB-/Ba3) (3M LIBOR + 4.250%)
1,612,713	6.234	06/23/23	1,576,685

Technolgy – Software – 1.1%
Peak 10, Inc. (NR/NR)(b) (3M LIBOR + 3.500%)
1,030,820	5.802	08/01/24	1,033,232
SS&C Technologies Holdings Europe S.a.r.l. (NR/NR) (1M LIBOR + 2.250%)
339,975	2.500	02/28/25	341,498
SS&C Technologies, Inc. (NR/NR) (1M LIBOR + 2.250%)
953,025	2.500	02/28/25	957,295

			2,332,025

TOTAL BANK LOANS			$34,999,966

Other Secured Debt Obligations – 18.6%
Automotive(d)(e) – 0.4%
Mclaren Finance PLC (B/B2)
$809,000	5.750%	08/01/22	$815,068

Consumer Cyclical Services(d) – 1.8%
APX Group, Inc. (B-/B1)
3,770,000	7.875	12/01/22	3,901,950

Health Care – Services – 0.9%
HCA, Inc. (BBB-/Ba1)
1,950,000	5.000	03/15/24	1,969,500

Leisure Time(d)(e) – 0.3%
VOC Escrow Ltd. (BB-/Ba2)
677,000	5.000	02/15/28	643,150

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Secured Debt Obligations – (continued)
Media – Cable(d)(e) – 4.3%
Altice France SA (B+/B1)
$3,420,000	6.000%	05/15/22	$3,338,775
Altice US Finance I Corp. (BB/Ba3)
2,587,000	5.500	05/15/26	2,522,325
Ziggo Secured Finance BV (BB-/B1)
3,842,000	5.500	01/15/27	3,597,072

			9,458,172

Media – Non Cable(d)(e) – 0.9%
Univision Communications, Inc. (BB-/B2)
602,000	5.125	05/15/23	573,405
1,623,000	5.125	02/15/25	1,509,390

			2,082,795

Oil Field Service(d)(e) – 0.4%
Transocean Proteus Ltd. (BB-/NR)
767,700	6.250	12/01/24	783,054

Packaging(d)(e) – 2.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (BB/Ba3)
691,000	4.625	05/15/23	693,591
BWAY Holding Co. (B-/B2)
532,000	5.500	04/15/24	534,660
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu (B+/B1)
3,287,000	5.125	07/15/23	3,315,761

			4,544,012

Pipelines(d) – 2.9%
Cheniere Corpus Christi Holdings LLC (BB-/Ba3)
2,388,000	5.125	06/30/27	2,370,090
Cheniere Energy Partners LP (BB/Ba2)(e)
4,056,000	5.250	10/01/25	4,000,230

			6,370,320

Retailing(d)(e) – 1.7%
JC Penney Corp., Inc. (B/B2)
1,833,000	8.625	03/15/25	1,723,020
PetSmart, Inc. (CCC+/B1)
2,763,000	5.875	06/01/25	1,996,267

			3,719,287

Software(d)(e) – 0.8%
First Data Corp. (BB/Ba3)
1,761,000	5.000	01/15/24	1,761,000

Telecommunications – Wireless – 1.0%
Hughes Satellite Systems Corp. (BBB-/Ba2)
1,710,000	5.250	08/01/26	1,675,800
Wind Tre SpA (BB-/B1)(d)(e)
495,000	5.000	01/20/26	419,513

			2,095,313

Secured Debt Obligations – (continued)
Telecommunications-Wirelines(d)(e) – 1.1%
Frontier Communications Corp. (B+/B3)
2,533,000	8.500	04/01/26	2,450,678

TOTAL OTHER SECURED DEBT OBLIGATIONS			$40,594,299

TOTAL SECURED DEBT OBLIGATIONS
(Cost $77,463,509)			$75,594,265

Unsecured Debt Obligations – 53.9%
Aerospace(d)(e) – 2.7%
DAE Funding LLC (BB/Ba3)
$5,235,000	5.000%	08/01/24	$4,953,619
Avolon Holdings Funding Ltd. (BB/Ba3)
941,000	5.500%	01/15/23	926,885

			5,880,504

Aerospace & Defense – 4.3%
Bombardier, Inc. (B-/Caa1)(e)
1,087,000	8.750	12/01/21	1,191,624
5,573,000	6.125	01/15/23	5,552,101
Triumph Group, Inc. (B-/B3)(d)
1,723,000	4.875	04/01/21	1,679,925
924,000	7.750	08/15/25	944,790

			9,368,440

Automotive – 6.0%
Adient Global Holdings Ltd. (BB/Ba3)(d)(e)
3,388,000	4.875	08/15/26	3,197,425
Allison Transmission, Inc. (NR/Ba3)(d)(e)
1,864,000	4.750	10/01/27	1,759,150
Cooper-Standard Automotive, Inc. (B+/B2)(d)(e)
2,129,000	5.625	11/15/26	2,123,677
Dana, Inc. (BB/B1)(d)
434,000	6.000	09/15/23	448,105
Delphi Technologies PLC (BB/B1)(e)
2,871,000	5.000	10/01/25	2,747,372
Navistar International Corp. (CCC+/Caa1)(d)(e)
429,000	6.625	11/01/25	429,000
Tesla, Inc. (B-/Caa1)(d)(e)
2,178,000	5.300	08/15/25	1,900,305
ZF North America Capital, Inc. (BBB-/Baa3)(e)
581,000	4.500	04/29/22	588,263

			13,193,297

Banks(d) – 0.2%
CIT Group, Inc. (BB+/Ba2)
440,000	4.125	03/09/21	442,200

Biotechnology(d)(e) – 0.0%
Concordia International Corp. (D/C)
955,000	7.000	04/15/23	66,850

Chemicals(d)(e) – 1.5%
NOVA Chemicals Corp. (BB+/Ba2)
650,000	5.250	08/01/23	654,875
779,000	4.875	06/01/24	745,893

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Unsecured Debt Obligations – (continued)
Chemicals(d)(e) – (continued)
Platform Specialty Products Corp. (B+/Caa1)
$1,819,000	5.875%	12/01/25	$1,773,525

			3,174,293

Commercial Services(d) – 0.5%
Booz Allen Hamilton, Inc. (B+/B1)(e)
976,000	5.125	05/01/25	951,600
The Hertz Corp. (B-/B3)
125,000	7.375	01/15/21	123,750

			1,075,350

Diversified Financial Services – 3.0%
Jefferies Finance LLC/JFIN Co-Issuer Corp. (B/B1)(d)(e)
872,000	7.500	04/15/21	880,720
1,096,000	6.875	04/15/22	1,085,040
Navient Corp. (B+/Ba3)
1,099,000	6.625	07/26/21	1,140,212
1,572,000	7.250	01/25/22	1,658,460
Quicken Loans, Inc. (BB/Ba1)(d)(e)
1,485,000	5.250	01/15/28	1,392,187
Springleaf Finance Corp. (B/B2)
486,000	6.875	03/15/25	488,309

			6,644,928

Energy-Alternate Sources(d)(e) – 0.2%
TerraForm Power Operating LLC (BB-/B2)
448,000	4.250	01/31/23	431,200

Engineering & Construction(d) – 0.3%
AECOM (BB-/Ba3)
669,000	5.125	03/15/27	644,749

Entertainment(d)(e) – 0.2%
Churchill Downs, Inc. (B+/B2)
474,000	4.750	01/15/28	443,190

Food & Drug Retailing(d)(e) – 3.0%
Dean Foods Co. (BB-/B2)
2,504,000	6.500	03/15/23	2,375,670
FAGE International SA/FAGE USA Dairy Industry, Inc. (BB-/B1)
3,046,000	5.625	08/15/26	2,844,203
JBS USA LUX SA/JBS USA Finance, Inc. (B/B2)
385,000	6.750	02/15/28	369,600
Pilgrim’s Pride Corp. (B+/B1)
781,000	5.750	03/15/25	758,546
Post Holdings, Inc. (B/B3)
195,000	5.000	08/15/26	185,250

			6,533,269

Gaming(d)(e) – 1.3%
Caesars Resort Collection LLC/CRC Finco, Inc. (B-/B3)
3,073,000	5.250	10/15/25	2,942,398

Healthcare Providers & Services(d)(e) – 0.3%
Charles River Laboratories International, Inc. (BB+/B1)
680,000	5.500	04/01/26	689,350

Unsecured Debt Obligations – (continued)
Home Builders(d) – 1.1%
AV Homes, Inc. (B-/B3)
1,569,000	6.625	05/15/22	1,604,303
The New Home Co., Inc. (B-/B3)
703,000	7.250	04/01/22	724,090

			2,328,393

Insurance(d)(e) – 0.5%
Acrisure LLC/Acrisure Finance, Inc. (CCC+/Caa2)
1,042,000	7.000	11/15/25	1,000,320

Machinery – Construction & Mining(d)(e) – 0.5%
Terex Corp. (BB/B2)
1,167,000	5.625	02/01/25	1,164,083

Media – 4.8%
AMC Networks, Inc. (BB/Ba3)(d)
2,559,000	4.750	08/01/25	2,456,640
CBS Radio, Inc. (B-/B3)(d)(e)
887,000	7.250	11/01/24	902,522
CCO Holdings LLC/CCO Holdings Capital Corp. (BB/B1)(d)(e)
821,000	4.000	03/01/23	788,160
2,816,000	5.000	02/01/28	2,643,520
CSC Holdings LLC (B-/B2)(d)(e)
1,552,000	10.875	10/15/25	1,821,660
CSC Holdings LLC (BB-/Ba2)(d)(e)
485,000	5.375	02/01/28	458,325
DISH DBS Corp. (B/Ba3)
957,000	5.000	03/15/23	860,104
Sirius XM Radio, Inc. (BB/Ba3)(d)(e)
461,000	5.375	04/15/25	456,390

			10,387,321

Mining(d)(e) – 0.2%
First Quantum Minerals Ltd. (B/NR)
396,000	6.500	03/01/24	375,210

Oil Field Services – 12.9%
Aker BP ASA (BB+/Ba2)(d)(e)
466,000	5.875	03/31/25	472,388
Archrock Partners LP/Archrock Partners Finance Corp. (B-/B3)(d)
374,000	6.000	10/01/22	372,130
CrownRock LP/CrownRock Finance, Inc. (B+/B3)(d)(e)
2,381,000	5.625	10/15/25	2,357,190
Ensco PLC (BB-/B3)
2,471,000	7.750	02/01/26	2,267,142
Gulfport Energy Corp. (BB-/B2)(d)
1,406,000	6.625	05/01/23	1,425,332
Indigo Natural Resources LLC (B+/B3)(d)(e)
1,998,000	6.875	02/15/26	1,898,100
Noble Holding International Ltd. (B+/B2)(d)(e)
2,915,000	7.875	02/01/26	2,871,275
Oceaneering International, Inc. (BBB/Ba1)(d)
950,000	6.000	02/01/28	926,466
Parkland Fuel Corp. (BB-/B1)(d)(e)
738,000	6.000	04/01/26	741,690
Parsley Energy LLC/Parsley Finance Corp. (BB-/B2)(d)(e)
1,729,000	5.375	01/15/25	1,722,516

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Unsecured Debt Obligations – (continued)
Oil Field Services – (continued)
Rowan Cos., Inc. (B+/B2)(d)
$338,000	4.875%	06/01/22	$307,580
900,000	4.750	01/15/24	749,250
Transocean, Inc. (B+/B1)(d)(e)
4,055,000	7.500	01/15/26	3,994,175
Transocean, Inc. (B/Caa1)(d)
1,401,000	5.800	10/15/22	1,348,463
Trinidad Drilling Ltd. (BB-/Caa1)(d)(e)
224,000	6.625	02/15/25	209,160
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. (CCC+/Caa2)(d)(e)
877,000	8.750	04/15/23	824,380
Weatherford International LLC (B-/Caa1)(d)(e)
3,668,000	9.875	03/01/25	3,296,615
Weatherford International Ltd. (B-/Caa1)(d)
3,075,000	4.500	04/15/22	2,521,500

			28,305,352

Packaging(d)(e) – 0.2%
Crown Americas LLC/Crown Americas Capital Corp. VI (B+/Ba3)
476,000	4.750	02/01/26	459,935

Pipelines(d) – 2.0%
CNX Midstream Partners LP/CNX Midstream Finance Corp. (BB-/B3)(e)
928,000	6.500	03/15/26	915,240
Genesis Energy LP/Genesis Energy Finance Corp. (BB-/B1)
331,000	6.750	08/01/22	338,447
248,000	5.625	06/15/24	233,740
644,000	6.250	05/15/26	611,800
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (BB+/Ba3)(e)
2,129,000	5.500	09/15/24	2,171,580

			4,270,807

Real Estate Investment Trust(d) – 1.6%
Iron Mountain, Inc. (B/B2)
498,000	5.750	08/15/24	482,437
Iron Mountain, Inc. (BB-/Ba3)(e)
698,000	5.250	03/15/28	654,375
iStar, Inc. (BB-/B1)
2,432,000	5.250	09/15/22	2,368,160

			3,504,972

Retailing(d)(e) – 2.0%
Rite Aid Corp. (B-/B3)
4,424,000	6.125	04/01/23	4,457,180

Software(d) – 0.4%
Donnelley Financial Solutions, Inc. (B/B3)
896,000	8.250	10/15/24	943,040

Telecommunication Services(d) – 4.2%
Inmarsat Finance PLC (BB+/Ba3)(e)
1,786,000	4.875	05/15/22	1,745,815
604,000	6.500	10/01/24	613,815
Intelsat Jackson Holdings SA (CCC+/Caa2)(e)
488,000	9.750	07/15/25	455,060
Sprint Corp. (B/B3)
2,389,000	7.625	03/01/26	2,329,275

Unsecured Debt Obligations – (continued)
Telecommunication Services(d) – (continued)
ViaSat, Inc. (BB-/B3)(e)
4,293,000	5.625	09/15/25	4,132,012

			9,275,977

TOTAL UNSECURED DEBT OBLIGATIONS
(Cost $122,624,452)			$118,002,608

Shares	Description	Value
Common Stock* – 0.2%
Oil, Gas & Consumable Fuels – 0.2%
1,141,924	Prairie Provident Resources, Inc.	$382,077
(Cost $2,946,424)

Units	Expiration Date	Value
Warrant*(c) – 0.0%
Jack Cooper Enterprises, Inc. (NR/NR)
1,734	10/17/29	$17
(Cost $0)

Shares	Distribution Rate	Value
Investment Company(f) – 8.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
19,288,690	1.609%	$19,288,690
(Cost $19,288,690)

TOTAL INVESTMENTS – 97.5%
(Cost $222,323,075)		$213,267,657

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%		5,522,710

NET ASSETS – 100.0%		$218,790,367

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on March 31, 2018. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2018

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2018.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $118,239,168, which represents approximately 54.0% of net assets as of March 31, 2018. The liquidity determination is unaudited.
(f)	Represents an Affiliated Issuer.

Investment Abbreviations:
BP	—British Pound Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

Payments Made by the Fund	Payments Received by Fund		Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.250%(a)	3M LIBOR	(b)	09/19/25	$22,986	(c)	$799,913	$973,284	$(173,371)

(a)	Payments made Semi-Annually.
(b)	Payments made Quarterly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2018.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2018(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
CDX.NA.HY Index 30	(5.000)%	3.605%	06/20/23	$95,000	$(5,900,370)	$(5,559,135)	$(341,235)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviation:
CDX.NA.HY	Index 30- CDX North America High Yield Index 30

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Statement of Assets and Liabilities

March 31, 2018

Assets:
Investments of unaffiliated issuers, at value (cost $203,034,385)	$193,978,967
Investments of affiliated issuers, at value (cost $19,288,690)	19,288,690
Cash	1,727,457
Foreign currencies, at value (cost $227,202)	255,048
Receivables:
Investments sold on an extended — settlement basis	4,733,305
Collateral on swap contracts	3,597,462
Dividends and interest	2,633,646
Investments sold	1,616,292
Fund shares sold	35,907
Due from broker — upfront payment	8,614
Other assets	60,455
Total assets	227,935,843

Liabilities:
Variation margin on swap contracts	58,297
Payables:
Investments purchased on an extended — settlement basis	7,211,376
Investments purchased	1,261,044
Fund shares redeemed	344,592
Management fees	184,636
Distribution and Service fees and Transfer Agency fees	11,558
Income distribution	7,979
Accrued expenses	65,994
Total liabilities	9,145,476

Net Assets:
Paid-in capital	246,208,567
Undistributed net investment income	3,081,848
Accumulated net realized loss	(20,957,870)
Net unrealized loss	(9,542,178)
NET ASSETS	$218,790,367
Net Assets:
Class A	$6,983,781
Class C	1,545,274
Institutional	199,255,908
Investor	7,357,130
Class R	35,811
Class R6	3,612,463
Total Net Assets	$218,790,367
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	759,754
Class C	168,180
Institutional	21,694,978
Investor	800,549
Class R	3,898
Class R6	393,318
Net asset value, offering and redemption price per share:(a)
Class A	$9.19
Class C	9.19
Institutional	9.18
Investor	9.19
Class R	9.19
Class R6	9.18

(a)	Maximum public offering price for Class A shares of the Long Short Credit Strategies Fund is $9.55. At redemption, Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Statement of Operations

For the Fiscal Year Ended March 31, 2018

Investment income:
Interest	$10,223,278
Dividends — affiliated issuers	248,033
Total investment income	10,471,311

Expenses:
Management fees	2,167,564
Custody, accounting and administrative services	146,065
Transfer Agency fees(a)	102,824
Professional fees	74,872
Printing and mailing costs	58,502
Distribution and Service fees(a)	43,135
Trustee fees	18,279
Registration fees	10,487
Other	12,684
Total expenses	2,634,412
Less — expense reductions	(215,176)
Net expenses	2,419,236
NET INVESTMENT INCOME	8,052,075

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	2,453,308
Swap contracts	(2,664,045)
Foreign currency transactions	92
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(5,338,543)
Swap contracts	(121,545)
Foreign currency translation	33,147
Net realized and unrealized loss	(5,637,586)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,414,489

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor(b)	Class R	Class R6(c)
$21,334	$21,624	$177	$11,094	$2,811	$79,306	$9,410	$47	$156

(b)	Effective August 15, 2017, Class IR changed its name to Investor.
(c)	Commenced operations on November 30, 2017.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended March 31, 2018	For the Fiscal Year Ended March 31, 2017
From operations:
Net investment income	$8,052,075	$7,798,659
Net realized gain (loss)	(210,645)	(533,503)
Net change in unrealized loss	(5,426,941)	(258,494)
Net increase in net assets resulting from operations	2,414,489	7,006,662

Distributions to shareholders:
From net investment income
Class A Shares	(307,188)	(420,839)
Class C Shares	(62,489)	(67,169)
Institutional Shares	(8,171,229)	(6,964,302)
Investor Shares(a)	(283,503)	(285,677)
Class R Shares	(1,206)	(1,069)
Class R6 Shares(b)	(13,582)	—
Total distributions to shareholders	(8,839,197)	(7,739,056)

From share transactions:
Proceeds from sales of shares	86,574,352	88,176,783
Reinvestment of distributions	8,321,523	6,291,062
Cost of shares redeemed	(83,856,837)	(68,548,576)
Net increase in net assets resulting from share transactions	11,039,038	25,919,269
TOTAL INCREASE	4,614,330	25,186,875

Net assets:
Beginning of year	214,176,037	188,989,162
End of year	$218,790,367	$214,176,037
Undistributed net investment income	$3,081,848	$2,362,016

(a)	Effective August 15, 2017, Class IR changed its name to Investor.
(b)	Commenced operations on November 30, 2017.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2018 - A	$9.45	$0.32	$(0.24)	$0.08	$(0.34)	$—	$(0.34)
2018 - C	9.45	0.25	(0.24)	0.01	(0.27)	—	(0.27)
2018 - Institutional	9.44	0.35	(0.23)	0.12	(0.38)	—	(0.38)
2018 - Investor(d)	9.45	0.35	(0.24)	0.11	(0.37)	—	(0.37)
2018 - R	9.45	0.30	(0.24)	0.06	(0.32)	—	(0.32)
2018 - R6 (Commenced November 30, 2017)	9.48	0.13	(0.20)	(0.07)	(0.23)	—	(0.23)
2017 - A	9.47	0.33	(0.03)	0.30	(0.32)	—	(0.32)
2017 - C	9.47	0.26	(0.03)	0.23	(0.25)	—	(0.25)
2017 - Institutional	9.46	0.36	(0.03)	0.33	(0.35)	—	(0.35)
2017 - Investor(d)	9.47	0.35	(0.03)	0.32	(0.34)	—	(0.34)
2017 - R	9.47	0.30	(0.02)	0.28	(0.30)	—	(0.30)
2016 - A	9.79	0.32	(0.30)	0.02	(0.34)	—	(0.34)
2016 - C	9.79	0.25	(0.31)	(0.06)	(0.26)	—	(0.26)
2016 - Institutional	9.78	0.35	(0.30)	0.05	(0.37)	—	(0.37)
2016 - Investor(d)	9.79	0.35	(0.31)	0.04	(0.36)	—	(0.36)
2016 - R	9.78	0.30	(0.30)	—	(0.31)	—	(0.31)
2015 - A (Commenced April 30, 2014)	10.52	0.31	(0.65)	(0.34)	(0.30)	(0.09)	(0.39)
2015 - C (Commenced April 30, 2014)	10.52	0.24	(0.66)	(0.42)	(0.22)	(0.09)	(0.31)
2015 - Institutional	10.51	0.37	(0.66)	(0.29)	(0.35)	(0.09)	(0.44)
2015 - Investor(d) (Commenced April 30, 2014)	10.52	0.33	(0.65)	(0.32)	(0.32)	(0.09)	(0.41)
2015 - R (Commenced April 30, 2014)	10.52	0.28	(0.65)	(0.37)	(0.28)	(0.09)	(0.37)
2014 - Institutional	10.80	0.39	0.09	0.48	(0.39)	(0.38)	(0.77)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor.
(e)	Annualized.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.19	0.86%	$6,984	1.43%		1.54%		3.40%		267%
9.19	0.12	1,545	2.18		2.29		2.65		267
9.18	1.32	199,256	1.09		1.19		3.74		267
9.19	1.12	7,357	1.18		1.28		3.66		267
9.19	0.61	36	1.68		1.78		3.15		267
9.18	(0.62)	3,612	1.11	(e)	1.05	(e)	4.27	(e)	267
9.45	3.20	12,673	1.45		1.62		3.43		266
9.45	2.43	2,692	2.20		2.37		2.68		266
9.44	3.55	189,429	1.11		1.28		3.77		266
9.45	3.45	9,347	1.20		1.38		3.69		266
9.45	2.94	35	1.70		1.87		3.18		266
9.47	0.19	8,358	1.49		1.57		3.34		173
9.47	(0.55)	1,773	2.23		2.32		2.61		173
9.46	0.53	173,758	1.15		1.23		3.68		173
9.47	0.44	5,067	1.23		1.32		3.61		173
9.47	0.04	33	1.74		1.83		3.08		173
9.79	(3.28)	6,943	1.57	(e)	1.62	(e)	3.35	(e)	164
9.79	(3.95)	1,016	2.30	(e)	2.38	(e)	2.61	(e)	164
9.78	(2.77)	190,148	1.27		1.35		3.57		164
9.79	(3.05)	2,475	1.30	(e)	1.40	(e)	3.60	(e)	164
9.78	(3.57)	32	1.84	(e)	1.93	(e)	2.98	(e)	164
10.51	4.61	335,421	1.49		1.51		3.67		207

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements

March 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Long Short Credit Strategies Fund (the “Fund”) is a diversified fund that currently offers six classes of shares: Class A, Class C, Institutional, Investor, Class R and Class R6 Shares. Class R6 Shares commenced operations on November 30, 2017. Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase. Prior to August 15, 2017 the Investor Shares were known as Class IR Shares.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

20

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or

21

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The Fund may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Loan. All Loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the

22

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

23

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs for the valuation of Level 3 Assets and Liabilities.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of March 31, 2018:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Bank Loans	$—	$34,999,966	$—
Other Secured Debt Obligations	—	40,594,299	—
Unsecured Debt Obligations	—	118,002,608	—
Common Stock and/or Other Equity Investments(a)
North America	—	382,077	—
Warrants	—	—	17
Investment Company	19,288,690	—	—
Total	$19,288,690	$193,978,950	$17

Derivative Type
Liabilities
Interest Rate Swap Contracts(b)	$—	$(173,371)	$—
Credit Default Swap Contracts(b)	—	(341,235)	—
Total	$—	$(514,606)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2018. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

24

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

4. INVESTMENTS IN DERIVATIVES (continued)

Risk	Statement of Assets and Liabilities	Liabilities(a)
Interest rate	Variation Margin on swap contracts	$(173,371)
Credit	Variation Margin on swap contracts	(341,235)
Total		$(514,606)

(a)	Includes unrealized gain (loss) on centrally cleared swaps described in the Additional Investment Information sections of the Schedule of Investments. Only variation margin as of March 31, 2018 is reported within the Statement of Assets and Liabilities.

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts /Net change in unrealized gain (loss) on swap contracts	$326,713	$(109,071)	1
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(2,990,758)	(12,474)	1
Total		$(2,664,045)	$(121,545)	2

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2018.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized,

25

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2018

4. INVESTMENTS IN DERIVATIVES (continued)

contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended March 31, 2018, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.98%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any, and any additional voluntary management fee waivers, if applicable.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended March 31, 2018, GSAM waived $42,794 of the Fund’s management fee.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and Service Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

26

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2018, Goldman Sachs advised that it retained $108 in front end sales charges, and it did not retain any contingent deferred sales charges.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.03% of average daily net assets with respect to Class R6 Shares, to 0.04% of average daily net assets with respect to the Institutional Shares and 0.13% of average daily net assets with respect to the Class A, Class C, Investor and Class R Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets of the Fund is 0.094%. The Other Expense limitation will remain in place through at least November 30, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

Goldman Sachs may voluntarily waive a portion of any payments under the Fund’s Distribution and Service Plan, Transfer Agency Agreement, and/or the Agreement, and these waivers may exceed what is stipulated in any fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended March 31, 2018, the expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waivers/Credits	Distribution Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$42,794	$4	$83	$172,295	$215,176

F.  Line of Credit Facility — As of March 31, 2018, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2018, the Fund did not have any borrowings under the facility. The facility was decreased to $770,000,000 effective May 1, 2018.

G.  Other Transactions with Affiliates — As of March 31, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 69% of the Class R Shares of the Fund.

The following table provides information about the Fund’s investments in the Underlying Fund as of and for the fiscal year ended March 31, 2018:

Beginning Value as of March 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of March 31, 2018	Shares as of March 31, 2018	Dividend Income
$22,868,909	$284,523,046	$(288,103,265)	$19,288,690	19,288,690	$248,033

27

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2018

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2018, were:

Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
$418,567	$496,158,927	$418,965	$492,669,811

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2018 was as follows:

Distribution paid from:
Ordinary income	$8,839,197

The tax character of distributions paid during the fiscal year ended March 31, 2017 was as follows:

Distribution paid from:
Ordinary income	$7,739,056

As of March 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Long Short Credit Strategies
Undistributed ordinary income — net	$2,966,192
Capital loss carryforwards:
Perpetual Short-Term	(19,458,643)
Perpetual Long-Term	(2,009,361)
Total capital loss carryforwards	$(21,468,004)
Timing differences (Post October Loss Deferral/Distributions Payable)	$(253,302)
Unrealized losses — net	(8,663,086)
Total accumulated losses — net	$(27,418,200)

As of March 31, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Long Short Credit Strategies
Tax Cost	$221,601,447
Gross unrealized gain	633,478
Gross unrealized loss	(9,296,564)
Net unrealized losses	$(8,663,086)

28

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, and differences in the tax treatment of underlying fund investments, swap transactions, and material modification of debt securities.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of swap transactions, foreign currency transactions, underlying fund investments, the recognition of income and gains/losses of certain bonds, and material modification of debt securities.

Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
$(2,526)	$(1,504,428)	$1,506,954

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

29

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2018

8. OTHER RISKS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of the Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower;

30

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

8. OTHER RISKS (continued)

and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The amendments are effective for the Funds’ fiscal year ended March 31, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

31

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2018

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Long Short Credit Strategies Fund

	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	63,885	$604,562	709,896	$6,769,325
Reinvestment of distributions	32,744	306,450	44,163	419,468
Shares redeemed	(677,690)	(6,395,943)	(295,569)	(2,819,928)
	(581,061)	(5,484,931)	458,490	4,368,865
Class C Shares
Shares sold	14,372	136,165	176,485	1,688,399
Reinvestment of distributions	6,688	62,443	7,086	67,135
Shares redeemed	(137,852)	(1,295,980)	(85,797)	(818,193)
	(116,792)	(1,097,372)	97,774	937,341
Institutional Shares
Shares sold	8,256,838	78,059,755	7,305,879	69,775,802
Reinvestment of distributions	819,779	7,654,633	583,045	5,534,050
Shares redeemed	(7,440,296)	(69,967,118)	(6,189,282)	(59,029,553)
	1,636,321	15,747,270	1,699,642	16,280,299
Investor Shares(a)
Shares sold	420,340	3,973,796	1,042,262	9,942,346
Reinvestment of distributions	30,268	283,209	28,396	269,340
Shares redeemed	(639,261)	(6,047,796)	(616,556)	(5,880,902)
	(188,653)	(1,790,791)	454,102	4,330,784
Class R Shares
Shares sold	81	763	94	911
Reinvestment of distributions	129	1,206	114	1,069
	210	1,969	208	1,980
Class R6 Shares(b)
Shares sold	408,070	3,799,311	—	—
Reinvestment of distributions	1,470	13,582	—	—
Shares redeemed	(16,222)	(150,000)	—	—
	393,318	3,662,893	—	—
NET INCREASE	1,143,343	$11,039,038	2,710,216	$25,919,269

(a)	Effective August 15, 2017, Class IR changed its name to Investor.
(b)	Commenced operations on November 30, 2017.

32

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the

Goldman Sachs Long Short Credit Strategies Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Goldman Sachs Long Short Credit Strategies Fund (one of the funds constituting the Goldman Sachs Trust, hereafter referred to as the “Fund”) as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statements of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 30, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

33

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Fund Expenses — Six Month Period Ended March 31, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R and Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 through March 31, 2018, which represents a period of 182 days in a 365-day year. The Class R6 example is based on the period from December 1, 2017 through March 31, 2018, which represents a period of 121 out of 365 days. The Class R6 example for hypothetical expenses reflects projected activity for the period from October 1, 2017 through March 31, 2018 for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Long Short Credit Strategies Fund
Share Class	Beginning Account Value 10/1/17	Ending Account Value 3/31/18		Expenses Paid for the 6 months ended 3/31/18*
Class A
Actual	$1,000.00	$992.30		$7.00
Hypothetical 5% return	1,000.00	1,017.90	+	7.09
Class C
Actual	1,000.00	988.60		10.66
Hypothetical 5% return	1,000.00	1,014.21	+	10.80
Institutional
Actual	1,000.00	995.00		5.32
Hypothetical 5% return	1,000.00	1,019.60	+	5.39
Investor
Actual	1,000.00	993.50		5.77
Hypothetical 5% return	1,000.00	1,019.15	+	5.84
Class R
Actual	1,000.00	991.10		8.24
Hypothetical 5% return	1,000.00	1,016.65	+	8.35
Class R6
Actual	1,000.00	993.80	^	3.67	^
Hypothetical 5% return	1,000.00	1,012.90	+^	3.70	^

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R	Class R6^
Long Short Credit Strategies+	1.41%	2.15%	1.07%	1.16%	1.66%	1.11%

^	Commenced operations on November 30, 2017.

34

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

35

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				148	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2018, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 21 portfolios (12 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

36

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

37

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of March 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square Fundssm

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[9]
∎	International Equity ESG Fund[10]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[11]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[10]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[11]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs is available on the SEC’s Web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Goldman Sachs does not provide legal, tax or accounting advice, unless explicitly agreed between you and Goldman Sachs (generally through certain services offered only to clients of Private Wealth Management). Any statement contained in this presentation concerning U.S. tax matters is not intended or written to be used and cannot be used for the purpose of avoiding penalties imposed on the relevant taxpayer. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you may disclose to any person the US federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. Investors should be aware that a determination of the tax consequences to them should take into account their specific circumstances and that the tax law is subject to change in the future or retroactively and investors are strongly urged to consult with their own tax advisor regarding any potential strategy, investment or transaction.

Fund holdings and allocations shown are as of March 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 129286-OTU-760216/FIALTAR-18/1.5K

Goldman Sachs Funds

Annual Report	March 31, 2018

Multi Sector Fixed Income Funds
Bond Fund
Core Fixed Income
Global Income
Strategic Income

Goldman Sachs Multi Sector Fixed Income Funds

∎	BOND FUND

∎	CORE FIXED INCOME

∎	GLOBAL INCOME

∎	STRATEGIC INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

∎	Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

∎	Leverage the vast resources of GSAM in selecting securities for each portfolio

∎	Team approach to decision making

∎	Manage risk by avoiding significant sector and interest rate bets

∎	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

∎	Include domestic and global investment options, income opportunities, and access to areas of specialization

∎	Capitalize on GSAM’s industry-renowned credit research capabilities

∎	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

1

MARKET REVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

During the 12 months ended March 31, 2018 (the “Reporting Period”), the performance of the global fixed income markets was driven primarily by improving economic growth around the world, geopolitical events and shifting investor expectations about central bank monetary policy.

When the Reporting Period began with the second quarter of 2017, spread, or non-government bond, sectors generally recorded positive returns. Political developments led to temporary bouts of volatility early in the quarter, driving weakness in Brazilian, U.S. and U.K. fixed income assets as well as a credit rating downgrade of South Africa’s sovereign debt. Political risks receded in May 2017 on the centrist candidate’s victory in the French presidential election, which was supportive of French and European peripheral bonds broadly. On the economic front, U.S. core inflation weakened for the third consecutive month in May 2017, casting uncertainty over the pace of Federal Reserve (“Fed”) monetary tightening. Nonetheless, comments included in minutes from the Fed’s May and June 2017 policy meetings suggested an announcement about how and when the Fed would begin reducing the size of its balance sheet would be made sooner than the markets had previously anticipated. In Europe, economic data continued to surprise to the upside. At its June 2017 policy meeting, the European Central Bank (“ECB”) provided an optimistic assessment of the risks to growth but revised downward its medium-term inflation forecasts. The ECB, Bank of Japan (“BoJ”) and Bank of England (“BoE”) left their respective monetary policies unchanged during the second calendar quarter, while at its June 2017 policy meeting, the Fed raised interest rates for the second time in 2017 and the fourth time since the 2007-2009 global financial crisis. As the quarter came to an end, a string of comments from global central bankers triggered a hawkish market reaction. (Hawkish suggests higher interest rates; opposite of dovish.) Global interest rates rose as the market anticipated a steeper pace of monetary policy tightening by the BoE, ECB and Bank of Canada (“BoC”). During the second quarter of 2017, the U.S. dollar weakened versus many global currencies.

During the third quarter of 2017, spread sectors broadly advanced. The Fed kept its monetary policy unchanged but unveiled its plans for balance sheet normalization. (Balance sheet normalization refers to the steps the Fed will take to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.) This prompted a hawkish market reaction, with the U.S. dollar appreciating and yields on U.S. government bonds rising. However, the U.S. Treasury yield curve, or spectrum of maturities, only steepened modestly due to geopolitical uncertainty, mixed U.S. economic data (including weak inflation readings) and because balance sheet normalization had been communicated by policymakers earlier in the calendar year. (A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens.) The central banks of other developed countries also set the stage for less accommodative monetary policy. The BoE noted “a majority” of its policymakers were in favor of tightening policy “over the coming months,” while the BoC surprised the markets with two consecutive rate hikes. The market’s expectations for a BoE rate hike in November 2017, along with a constructive tone for Brexit negotiations, also drove the British pound higher versus the U.S. dollar. (Brexit refers to the U.K.’s efforts to exit the European Union.) Overall, the U.S. dollar continued to weaken relative to many global currencies during the third calendar quarter.

During the fourth calendar quarter, spread sector performance was largely positive, supported by ongoing strength in the global macro environment and contained market, macro and

2

MARKET REVIEW

political volatility. Passage of U.S. tax reform legislation and solid corporate earnings were particularly supportive of U.S. corporate credit. In October 2017, the ECB announced it would reduce its monthly asset purchases from €60 billion to €30 billion for nine months beginning in January 2018, mainly by purchasing fewer sovereign government bonds. The ECB also said its policy rates would remain low for “an extended period of time, and well past the horizon of the net asset purchases.” During the same month, the BoE reversed an emergency interest rate cut, made in August 2016 following the Brexit referendum, and signaled that future monetary policy tightening would be limited, gradual and dependent on the economic reaction to the U.K.’s eventual departure from the European Union. In December 2017, the Fed delivered its third short-term interest rate hike of 2017. The Fed’s dot plot, which shows rate projections of the members of the Fed’s Open Market Committee, indicated that three interest rate increases may be on tap for 2018 and potentially two more in 2019. The U.S. dollar weakened further versus many global currencies during the fourth quarter of 2017.

Spread sectors were challenged during the first quarter of 2018, as market volatility surged. Among the catalysts were firmer than consensus expected U.S. wage and price inflation data at the beginning of February, equity market declines and rising concerns about trade tensions in March. The Fed raised short-term interest rates at its March policy meeting and left unchanged its projection for a total of three rate hikes during 2018. Beyond the U.S., monetary policy action was muted in the developed markets during the first calendar quarter, though policymakers in Europe and Japan sounded mildly dovish and those in Norway appeared more hawkish. Economic activity data was strong across the world, with positive growth reported in both emerging markets and developed markets countries, though the pace of above-trend growth moderated somewhat. During the first quarter of 2018, the U.S. dollar weakened slightly versus many global currencies.

For the Reporting Period as a whole, spread sectors outperformed U.S. Treasury securities, led by sovereign emerging markets debt, high yield corporate bonds and investment grade corporate bonds. Commercial mortgage-backed securities, agency securities, asset-backed securities and mortgage-backed securities also outperformed U.S. Treasuries, albeit to a lesser extent. The U.S. Treasury yield curve flattened slightly during the Reporting Period, as yields on shorter- and intermediate-term maturities rose more than yields on most longer-term maturities. The yield on the bellwether 10-year U.S. Treasury rose approximately 35 basis points to end the Reporting Period at 2.74%. Meanwhile, yields on 30-year U.S. Treasury securities edged down approximately five basis points. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows. A basis point is 1/100th of a percentage point.)

Looking Ahead

At the end of the Reporting Period, we expected global economic growth to remain strong, though we believed it would continue at a more moderate pace in the near term than during the Reporting Period. In our view, numerous factors were driving the ongoing global economic expansion, including household consumption, business capital expenditures, industrial production and trade.

Regarding the U.S., the tax reform legislation passed by Congress during December 2017 and the subsequent enactment of a budget agreement that would increase the caps on federal spending during 2018 and 2019 is likely to improve U.S. economic growth, in our opinion. We think the added boost to an already healthy U.S. economy will lower recession risk in the

3

MARKET REVIEW

near term. That said, we believe the fiscal expansion will likely limit the potential effectiveness of future fiscal policy, possibly increasing recession risks in the longer term. As for inflation, we think that tightness in the labor market and broader capacity constraints may well lead to firmer wage and price inflation, though we expect a gradual normalization rather than an acceleration in price increases. Upside inflation surprises, we believe, could spark more frequent bouts of financial market volatility. In Europe and Japan, we expect economic growth to benefit from the momentum generated during 2017 as well as from continued accommodative monetary policy from the ECB and BoJ, respectively. In the emerging markets, tail risk from China has declined, in our view, as the country’s financial deleveraging progress continues, while its economic growth continues to shift toward consumption and services. (Tail risk is a form of portfolio risk that arises when the possibility that an investment will move more than three standard deviations from the mean is greater than what is shown by a normal distribution. Tail risks include events that have a small probability of occurring and occur at the ends of a normal distribution curve.) Elsewhere in the emerging markets, we expect economic growth to be supported by countries recovering from oil shock-induced recessions or benefiting from global economic growth and trade.

Regarding central bank policy, we believe the Fed will likely raise short-term interest rates further in 2018. In our opinion, the ECB is likely to conclude its quantitative easing program by calendar year end. We expect the BoJ to remain on hold in the near term, while modest monetary policy tightening is likely in many other developed markets countries during the next 12 months, in our view.

With regard to U.S. trade policy, we considered its impact on the global economy to be limited at the end of the Reporting Period. In our view, strong protectionist rhetoric has been diluted to relatively restrained, well-orchestrated and targeted actions thus far, and so we see limited near-term macro or market impact. The balance of risks around our optimistic economic growth and benign trade outlook would shift if the scope and magnitude of tariffs were to broaden across countries and sectors, or if the U.S. encountered greater retaliation from China and other affected countries. In this scenario, we believe the macro costs would likely include higher inflation and interest rates as well as slower global economic growth.

4

FUND RESULTS

Goldman Sachs Bond Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Bond Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 0.22%, -0.53%, 0.56%, 0.06%, 0.47%, -0.03% and 0.58%, respectively. These returns compare to the 1.20% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Our country strategy detracted from the Fund’s relative results during the Reporting Period. Long positions in Canadian and European rates versus short positions in U.S. rates drove underperformance most within the country strategy. The Bank of Canada surprised markets during the summer of 2017 with two interest rate hikes, lifting their benchmark rate to 1%, citing stronger than consensus expected economic data. European rates generally moved higher given positive economic growth data and widespread anticipation that the European Central Bank may reduce accommodation and taper its quantitative easing or raise rates sooner than the January 2018 timeline originally expected by the markets. The Fund’s country strategy is primarily implemented via interest rate swaps and/or futures. Bottom-up individual issue selection overall detracted from relative performance as well.

Our top-down currency strategy generated mixed but overall positive results during the Reporting Period. Long positions in the Czech koruna, Polish zloty and Norwegian krone boosted returns most. These gains were partially offset by short positions in the euro and Japanese yen, which detracted. The currency strategy is primarily implemented via currency forwards.

Overall, our cross-sector strategy contributed positively to the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Tactical management of the Fund’s duration and yield curve positioning strategy contributed positively to relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/ or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s allocations to non-agency residential mortgage-backed securities, collateralized loan obligations (“CLOs”) and asset-backed securities (“ABS”) contributed positively to relative results. Exposure to the government/swaps sector further added to relative returns during the Reporting Period. Only partially offsetting these positive contributors were underweights to the corporate credit, agency mortgage-backed securities and emerging markets debt sectors, which detracted, as these sectors outpaced the Bloomberg Barclays Index during the Reporting Period.

Selection of Puerto Rico municipal bonds detracted from relative returns within the municipal bond sector following Governor Ricardo’s initiation of the Commonwealth to enter a Title III restructuring. Market expectations of the negative economic impact from Hurricane Maria added to these bonds’ headwinds. (Title III is an in-court debt restructuring process akin to U.S. bankruptcy protection, since Puerto Rico is barred from using Chapter 9 of the U.S. federal bankruptcy code reserved for insolvent public entities. It should be noted

5

FUND RESULTS

that this action was taken on May 3, 2017, well before the devastation caused by Hurricane Maria.) Within emerging markets debt, short exposure to China through the ownership of credit protection detracted from performance. So, too, did selection of U.S. dollar-denominated debt from Brazil and Venezuela detract from relative results. These losses were partially offset by selection of U.S. dollar-denominated debt from Ecuador, which contributed positively.

Within the government/swaps sector, global yield curve steepeners detracted, while individual issue selection of U.S. government debt contributed positively. (A steepening yield curve is one wherein the differential between short-term and long-term yields widens.) The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/ or futures.

Selection of asset-backed securities boosted relative results, while selection of mortgage-backed securities and CLOs within the securitized sector detracted. Tactical credit curve positioning and a bias toward lower quality investment grade corporate bonds added value within the corporate credit sector, though selection of industrial names detracted.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period, primarily driven by a short U.S. duration position relative to the Bloomberg Barclays Index. During the Reporting Period, market pricing remained below our expectation for four interest rate hikes in calendar year 2018, and increased U.S. Treasury issuance weighed on short-term U.S. Treasury yields. For the first time in the post-financial crisis era, the Federal Reserve (the “Fed”) projected that core personal consumption expenditures (“PCE”) inflation will exceed its 2% target — in 2019 and 2020. This forecast was not accompanied by a change in the Fed’s expectations for two further interest rate hikes in calendar year 2018, following its March 2018 interest rate increase, suggesting, in our opinion, that the Fed views 2% as a target with symmetrical risks rather than a ceiling for inflation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration.

Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash securities[1] to implement our views in the Fund. During the Reporting Period, positions in currency forwards, futures, swaptions, credit default swaps and interest rate swaps detracted from relative results.
[1]	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

6

FUND RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no notable changes in the Fund’s weightings during the Reporting Period. We moderately increased the Fund’s position in U.S. Treasury obligations. We maintained the Fund’s modest exposure to corporate credit because we believe the U.S. is in the late stage of the credit cycle. Given that corporations overall are carrying significant leverage, we believe their bonds are more vulnerable to market shocks than other fixed income sectors. We further believe valuations seen during much of the Reporting Period within the sector did not compensate investors for these risks. We maintained the Fund’s underweight exposure to agency mortgage-backed securities on our view that valuations within the sector remained unattractive relative to other fixed income sectors. Additionally, the Fed announced and then began implementing an unwinding of its mortgage holdings, which put pressure on the agency mortgage market, potentially increasing volatility and pushing spreads, or yield differentials to U.S. Treasuries, higher.

We maintained the Fund’s overweight to emerging markets debt on a market value basis, but we shifted from a modest underweight to the sector in terms of risk, as measured by contribution to duration, to a more neutral position early in 2018. At the sector level, we were cautious on emerging market valuations but acknowledged the support for the sector from ongoing strength in global economic growth and in China, a gradual pace of monetary tightening in developed markets, and a rise in commodity prices that has buoyed the terms of trade for emerging market countries.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2018?

A	At the end of March 2018, the Fund had overweighted allocations relative to the Bloomberg Barclays Index on a market-value weighted basis in asset-backed securities and, to a lesser extent, in emerging markets debt and high yield corporate bonds. The Fund also had modest exposure to municipal bonds, which is a sector not represented in the Bloomberg Barclays Index. The Fund had underweighted exposure relative to the Bloomberg Barclays Index in U.S. government securities, investment grade corporate bonds and residential mortgage-backed securities and, to a lesser extent, in commercial mortgage-backed securities. The Fund held rather neutral positions compared to the Bloomberg Barclays Index in quasi-government securities. The Fund had no exposure to covered bonds at the end of the Reporting Period. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also maintained a position in cash at the end of the Reporting Period. The Fund had a shorter overall duration compared to that of the Bloomberg Barclays Index at the end of the Reporting Period.

7

FUND BASICS

Bond Fund

as of March 31, 2018

PERFORMANCE REVIEW
April 1, 2017– March 31, 2018	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.22%	1.20%	2.20%	2.16%
Class C	-0.53	1.20	1.54	1.51
Institutional	0.56	1.20	2.62	2.59
Service	0.06	1.20	2.12	2.10
Investor	0.47	1.20	2.53	2.50
Class R	-0.03	1.20	2.03	2.00
Class R6	0.58	1.20	2.63	2.60

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.58%	0.94%	3.63%	3.66%	11/30/06
Class C	-1.52	0.95	3.25	3.24	11/30/06
Institutional	0.56	2.05	4.38	4.37	11/30/06
Service	0.06	1.55	3.87	4.06	6/20/07
Investor	0.47	1.96	4.25	4.08	11/30/07
Class R	-0.03	1.43	3.75	3.59	11/30/07
Class R6	0.58	N/A	N/A	1.69	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.79%	0.94%
Class C	1.54	1.69
Institutional	0.45	0.60
Service	0.95	1.10
Investor	0.54	0.69
Class R	1.04	1.19
Class R6	0.44	0.58

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

9

FUND BASICS

FUND COMPOSITIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial papers. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

10

GOLDMAN SACHS BOND FUND

Performance Summary

March 31, 2018

The following graph shows the value, as of March 31, 2018, of a $1,000,000 investment made on April 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Bond Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2008 through March 31, 2018.

Average Annual Total Return through March 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced November 30, 2006)
Excluding sales charges	0.22%	1.71%	4.03%	4.01%
Including sales charges	-3.58%	0.94%	3.63%	3.66%

Class C (Commenced November 30, 2006)
Excluding contingent deferred sales charges	-0.53%	0.95%	3.25%	3.24%
Including contingent deferred sales charges	-1.52%	0.95%	3.25%	3.24%

Institutional Class (Commenced November 30, 2006)	0.56%	2.05%	4.38%	4.37%

Service Class (Commenced June 20, 2007)	0.06%	1.55%	3.87%	4.06%

Investor Class (Commenced November 30, 2007)	0.47%	1.96%	4.25%	4.08%

Class R (Commenced November 30, 2007)	-0.03%	1.43%	3.75%	3.59%

Class R6 (Commenced July 31, 2015)	0.58%	N/A	N/A	1.69%

11

FUND RESULTS

Goldman Sachs Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 0.56%, -0.18%, 0.81%, 0.41%, 0.81%, 0.31% and 0.92%, respectively. These returns compare to the 1.20% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Our country strategy detracted from the Fund’s relative results. Long positions in Canadian and European rates versus short positions in U.S. rates drove underperformance most within the country strategy. The Bank of Canada surprised markets during the summer of 2017 with two interest rate hikes, lifting their benchmark rate to 1%, citing stronger than consensus expected economic data. European rates generally moved higher given positive economic growth data and widespread anticipation that the European Central Bank may reduce accommodation and taper its quantitative easing or raise rates sooner than the January 2018 timeline originally expected by the markets. The Fund’s country strategy is primarily implemented via interest rate swaps and/ or futures.

Our top-down currency strategy further detracted from the Fund’s relative results during the Reporting Period.

Short positions in the euro and the Japanese yen detracted most. These losses were partially offset by long positions in the Norwegian krone, which contributed positively. The currency strategy is primarily implemented via currency forwards.

Tactical management of the Fund’s duration and yield curve positioning strategy contributed positively to relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/ or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Overall, our cross-sector strategy contributed positively to the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection overall added value as well.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s allocations to collateralized loan obligations (“CLOs”) and asset-backed securities (“ABS”) contributed positively to relative results. Exposure to the government/swaps sector and an overweight to agency debentures further added to relative returns during the Reporting Period. Only partially offsetting these positive contributors were underweights to the corporate credit, agency mortgage-backed securities and commercial mortgage-backed securities sectors, which detracted, as these sectors outpaced the Bloomberg Barclays Index during the Reporting Period.

Bottom-up individual issue selection strategies overall added value, driven by selection of investment grade financial names, corporate curve positioning and a bias to lower quality investment grade bonds within the corporate credit sector. Within the government/swaps sector, individual issue selection of U.S. government and agency debt contributed positively. The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/or futures.

12

FUND RESULTS

Within the securitized sector, selection of Federal Family Education Loan Program (“FFELP”) student loan ABS proved most beneficial. Selection of U.S. dollar-denominated debt within the emerging markets debt sector slightly detracted from the Fund’s relative results during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period, primarily driven by a short U.S. duration position relative to the Bloomberg Barclays Index. During the Reporting Period, market pricing remained below our expectation for four interest rate hikes in calendar year 2018, and increased U.S. Treasury issuance weighed on short-term U.S. Treasury yields. For the first time in the post-financial crisis era, the Federal Reserve (the “Fed”) projected that core personal consumption expenditures (“PCE”) inflation will exceed its 2% target — in 2019 and 2020. This forecast was not accompanied by a change in the Fed’s expectations for two further interest rate hikes in calendar year 2018, following its March 2018 interest rate increase, suggesting, in our opinion, that the Fed views 2% as a target with symmetrical risks rather than a ceiling for inflation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury and international government bond futures, Eurodollar futures and other futures contracts were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration.

Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. During the Reporting Period, positions in swaptions contributed positively to relative results, while positions in currency forwards, futures and interest rate swaps detracted from performance. Positions in credit default swaps had a rather neutral effect on performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no notable changes in the Fund’s weightings during the Reporting Period. We maintained the Fund’s modest exposure to corporate credit because we believe the U.S. is in the late stage of the credit cycle. Given that corporations overall are carrying significant leverage, we believe their bonds are more vulnerable to market shocks than other fixed income sectors. We further believe valuations seen during much of the Reporting Period within the sector did not compensate investors for these risks. We maintained the Fund’s underweight exposure to agency mortgage-backed securities on our view that valuations within the sector remained unattractive relative to other fixed income sectors. Additionally, the Fed announced and then began implementing an unwinding of its mortgage holdings, which put pressure on the agency mortgage market, potentially increasing volatility and pushing spreads, or yield differentials to U.S. Treasuries, higher.

We maintained the Fund’s overweight to emerging markets debt on a market value basis, but we shifted from a modest underweight to the sector in terms of risk, as measured by contribution to duration, to a more neutral position early in 2018. At the sector level, we were cautious on emerging market valuations but acknowledged the support for the sector from ongoing strength in global economic growth and in China, a gradual pace of monetary tightening in developed markets, and a rise in commodity prices that has buoyed the terms of trade for emerging market countries.

13

FUND RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of March 2018?

A	At the end of March 2018, the Fund had its most overweighted allocations relative to the Bloomberg Barclays Index on a market-value weighted basis in asset-backed securities. The Fund also had a modestly overweighted exposure at the end of the Reporting Period to quasi-government securities. The Fund had its most underweighted exposures relative to the Bloomberg Barclays Index in residential mortgage-backed securities and U.S. government securities. To a lesser extent, the Fund was also underweight commercial mortgage-backed securities relative to the Bloomberg Barclays Index at the end of the Reporting Period. The Fund maintained rather neutral exposures relative to the Bloomberg Barclays Index to investment grade corporate bonds and emerging markets debt. The Fund had a modest position in high yield corporate bonds and no exposure to covered bonds at the end of the Reporting Period. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also maintained a position in cash at the end of the Reporting Period. The Fund had a modestly short duration overall compared to that of the Bloomberg Barclays Index at the end of the Reporting Period.

14

FUND BASICS

Core Fixed Income Fund

as of March 31, 2018

PERFORMANCE REVIEW
April 1, 2017– March 31, 2018	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.56%	1.20%	1.97%	1.99%
Class C	-0.18	1.20	1.31	1.32
Institutional	0.81	1.20	2.39	2.40
Service	0.41	1.20	1.89	1.90
Investor	0.81	1.20	2.30	2.31
Class R	0.31	1.20	1.80	1.81
Class R6	0.92	1.20	2.40	2.41

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.26%	0.77%	3.01%	4.34%	5/1/97
Class C	-1.18	0.78	2.65	3.63	8/15/97
Institutional	0.81	1.88	3.76	5.05	1/5/94
Service	0.41	1.37	3.24	4.46	3/13/96
Investor	0.81	1.79	3.65	3.25	11/30/07
Class R	0.31	1.28	3.15	2.75	11/30/07
Class R6	0.92	N/A	N/A	1.75	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.80%	0.85%
Class C	1.55	1.60
Institutional	0.45	0.51
Service	0.95	1.01
Investor	0.54	0.60
Class R	1.04	1.11
Class R6	0.44	0.50

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

16

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial papers. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

17

GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary

March 31, 2018

The following graph shows the value, as of March 31, 2018, of a $1,000,000 investment made on April 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Core Fixed Income Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2008 through March 31, 2018.

Average Annual Total Return through March 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	0.56%	1.53%	3.40%	4.53%
Including sales charges	-3.26%	0.77%	3.01%	4.34%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-0.18%	0.78%	2.65%	3.63%
Including contingent deferred sales charges	-1.18%	0.78%	2.65%	3.63%

Institutional Class (Commenced January 5, 1994)	0.81%	1.88%	3.76%	5.05%

Service Class (Commenced March 13, 1996)	0.41%	1.37%	3.24%	4.46%

Investor Class (Commenced November 30, 2007)	0.81%	1.79%	3.65%	3.25%

Class R (Commenced November 30, 2007)	0.31%	1.28%	3.15%	2.75%

Class R6 (Commenced July 31, 2015)	0.92%	N/A	N/A	1.75%

18

FUND RESULTS

Goldman Sachs Global Income Fund

Investment Objective

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Global Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor and Class R6 Shares generated average annual total returns, without sales charges, of 1.38%, 0.68%, 1.72%, 1.31%, 1.63% and 1.73%, respectively. These returns compare to the 2.46% average annual total return of the Fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s cross-sector strategy detracted most from relative results during the Reporting Period. The cross-sector strategy is primarily implemented via cash bonds and index/single-name credit default swaps. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Another detractor from the Fund’s performance was our country strategy, attributable primarily to the Fund’s long position in Canadian rates versus short position in U.S. rates. We thought the Bank of Canada would raise its interest rates at a slower pace than the Federal Reserve (the “Fed”). However, early in September 2017, the Bank of Canada took the markets by surprise by hiking its interest rates for the second time that same summer, causing the Fund’s relative value trade to prove a detractor. The Fund’s long position in Australian rates versus short position in U.S. rates also disappointed during the Reporting Period, particularly in June and August 2017. The Fund’s position on the Swedish rates curve dampened relative results as well. These detractors were partially offset by the Fund’s European, U.K. and U.S. curve positions, which contributed positively. The country strategy is primarily implemented via interest rate swaps and/or futures.

The Fund’s currency strategy contributed positively to its relative results during the Reporting Period. Overweights relative to the Bloomberg Barclays Index in the Czech krona and Polish zloty versus the euro added the most value. This trade expressed the confidence we had in the improved health of the Eurozone. Due to ongoing quantitative easing by the European Central Bank, we wished to express this view through currencies such as the Czech krone and Polish zloty both because of their trade linkages to the Eurozone’s economic growth and because of what we viewed as their supportive balance of payments. The Fund’s currency strategy primarily implements relative value positions in developed and emerging market currencies, using valuations relative to short- and medium-term fundamentals.

Our duration strategy boosted relative results as well. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Bottom-up individual issue selection generated mixed results. Our government/swaps selection strategy and corporate selection strategy contributed positively, while our emerging markets debt selection strategy detracted. The government/swaps selection strategy identifies local relative value anomalies and opportunities within government bond markets. The corporate selection strategy is primarily implemented via cash rate bonds and credit default swaps (mainly index swaps). The emerging markets debt selection strategy implements directional, relative value and idiosyncratic trade ideas in local and external emerging market rates and corporate bonds. Individual issue selection strategies reflect any active views we take on a particular sector.

19

FUND RESULTS

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our cross-sector strategy detracted due primarily to the Fund’s underweight position in emerging markets debt, as the sector outperformed the Bloomberg Barclays Index during the Reporting Period as a whole and particularly in September 2017. Within our emerging markets debt selection strategy, which detracted, the Fund’s exposure to local Mexican debt hurt most.

Our government/swaps selection strategy contributed positively to relative performance, with several trades boosting results. These included the Fund’s Japanese inflation trades and our U.S. curve steepener trades. (A steepening yield curve is one in which the differential between yields on shorter-term maturities and longer-term maturities widens.)

Within our corporate selection strategy, selection amongst U.S. investment grade corporate bonds proved most beneficial.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration positioning contributed positively to its results during the Reporting Period. The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted. That said, we maintained a short U.S. duration position relative to the Bloomberg Barclays Index throughout the Reporting Period.

We introduced a modest long European rates position and a modest short Swedish rates positions during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash securities[1] to implement our views in the Fund.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate and credit default swaps were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies. Forward sales contracts were used to implement currency transactions based on our active views and for hedging purposes. Written option contracts were used to implement active views within our top-down and bottom-up selection strategies and for hedging purposes. While the use of derivatives generated mixed results during the Reporting Period, as described earlier, overall, they had a negative impact on the Fund’s results.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we tactically adjusted the Fund’s U.S. duration position during the Reporting Period as market conditions and central bank policy shifted. Also as
[1]	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

20

FUND RESULTS

mentioned earlier, we introduced a modest long European rates position and a modest short Swedish rates position during the Reporting Period.

From a sector perspective, on a market-value weighted basis, we increased the Fund’s overall credit exposure via our cross-sector strategy.

From a country perspective, on a market-value weighted basis, we increased the Fund’s exposure relative to the Bloomberg Barclays Index to the U.S., to the emerging markets overall and, more modestly so, to Canada, and we decreased its relative weightings in the Eurozone overall. Within the Eurozone, we increased relative exposure to Germany and decreased relative exposures to France, Spain and Italy.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, we implemented the following change in an effort to improve the coordination amongst our management strategies. Gilberto Marcheggiano, Vice President, assumed responsibility of the cross-macro team from Jonathan Bayliss. Gilberto has 11 years of industry experience. Gilberto reports to Jonathan Bayliss, head of macro rates. Macro rates includes the duration, country and cross-macro strategies.

Tom Teles, Global Head of Securitized and Government/ Swap selection strategies and Co-Head of the Cross-Sector strategy in Goldman Sachs Asset Management (“GSAM”) Fixed Income decided to retire effective the end of March 2018. Ashish Shah, CIO of Global Credit and Head of Fixed Income at AllianceBernstein is to join GSAM Fixed Income in New York during the summer of 2018 as a partner and head of our global corporate credit team. He will be added to the Fixed Income Strategy Group (“FISG”) when this happens. Ashish will also become deputy CIO of GSAM Fixed Income along with Sam Finkelstein. Whitney Watson, Global Head of Fixed Income Risk Management and Portfolio Construction, Simon Dangoor, Head of the Country Strategy, and Chris Hogan, Co-Head of the global securitized investment team are additional members of the FISG. Phillip Moffitt, Head of Fixed Income in Asia Pacific and CEO of GSAM Australia and New Zealand, has decided to step down from the FISG but will continue to focus on key clients in Asia.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2018?

A	At the end of March 2018, on a market-value weighted basis, the Fund had overweighted allocations relative to the Bloomberg Barclays Index in asset-backed securities and, to a much lesser degree, in quasi-government securities and residential mortgage-backed securities. The Fund had underweighted exposures relative to the Bloomberg Barclays Index in government securities, and, to lesser degrees, in investment grade corporate bonds and covered bonds.

(Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund had a rather neutrally weighted position relative to the Bloomberg Barclays Index in emerging markets debt and commercial mortgage-backed securities and had no position in high yield corporate bonds at the end of the Reporting Period. The Fund also maintained a position in cash at the end of the Reporting Period.

From a country perspective, on a market-value weighted basis, the Fund was overweight relative to the Bloomberg Barclays Index in the U.S. and Japan. The Fund was underweight compared to the Bloomberg Barclays Index in the U.K. and the Eurozone overall. Within the Eurozone, the Fund was most underweight Germany and France and rather neutral to the remaining markets at the end of the Reporting Period. The Fund was relatively neutrally weighted at the end of the Reporting Period to Australia, Canada, Denmark, Norway and Sweden and the emerging markets overall. The Fund had a shorter duration than the Bloomberg Barclays Index at the end of the Reporting Period.

21

FUND BASICS

Global Income Fund

as of March 31, 2018

PERFORMANCE REVIEW
April 1, 2017– March 31, 2018	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged)[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.38%	2.46%	0.78%	0.73%
Class C	0.68	2.46	0.14	0.03
Institutional	1.72	2.46	1.15	1.10
Service	1.31	2.46	0.66	0.61
Investor	1.63	2.46	1.06	1.01
Class R6	1.73	2.46	1.16	1.11

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

22

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.45%	1.54%	3.42%	5.01%	8/2/91
Class C	-0.33	1.56	3.05	3.64	8/15/97
Institutional	1.72	2.66	4.17	5.37	8/1/95
Service	1.31	2.08	3.62	4.33	3/12/97
Investor	1.63	2.56	N/A	3.23	7/30/10
Class R6	1.73	N/A	N/A	2.30	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Investor and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.03%	1.13%
Class C	1.79	1.88
Institutional	0.69	0.79
Service	1.19	1.29
Investor	0.78	0.88
Class R6	0.68	0.77

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

23

FUND BASICS

CURRENCY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/18	as of 3/31/17
U.S. Dollar	51.5%	51.4%
Japanese Yen	22.3	22.6
Euro	16.0	19.8
British Pound	4.0	3.5
Canadian Dollar	2.9	1.9
South Korean Won	1.5	0.4
South African Rand	0.8	0.6
Thai Baht	0.5	0.0
Swedish Krona	0.4	0.3
Australian Dollar	0.3	0.3
Mexican Peso	0.3	0.2
Danish Krone	0.1	0.1
Israeli Shekel	0.1	0.0
Czech Koruna	0.1	0.1
Russian Ruble	0.1	0.0

[6]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

24

GOLDMAN SACHS GLOBAL INCOME FUND

Performance Summary

March 31, 2018

The following graph shows the value, as of March 31, 2018, of a $1,000,000 investment made on April 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Global Income Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2008 through March 31, 2018.

Average Annual Total Return through March 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 2, 1991)
Excluding sales charges	1.38%	2.31%	3.81%	5.16%
Including sales charges	-2.45%	1.54%	3.42%	5.01%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	0.68%	1.56%	3.05%	3.64%
Including contingent deferred sales charges	-0.33%	1.56%	3.05%	3.64%

Institutional Class (Commenced August 1, 1995)	1.72%	2.66%	4.17%	5.37%

Service Class (Commenced March 12, 1997)	1.31%	2.08%	3.62%	4.33%

Investor Class (Commenced July 30, 2010)	1.63%	2.56%	N/A	3.23%

Class R6 (Commenced July 31, 2015)	1.73%	N/A	N/A	2.30%

25

FUND RESULTS

Goldman Sachs Strategic Income Fund

Investment Objective

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of -0.86%, -1.60%, -0.49%, -0.56%, -1.12% and -0.48%, respectively. These returns compare to the 1.21% average annual total return of the Fund’s benchmark, the ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

We note that the Fund’s benchmark being the LIBOR Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Within our top-down strategies, our country strategy, wherein we trade based on our analysis of relative value rates across global interest rate markets, detracted from the Fund’s performance during the Reporting Period. One of the primary trades undertaken in this strategy during the Reporting Period was its long Canadian rates versus short U.S. rates position. This trade detracted from results, as there was an abrupt shift to more hawkish rhetoric from the Bank of Canada and two subsequent interest rate hikes during the summer months of 2017, which, in turn, led to a sell-off in Canadian rates. (Hawkish rhetoric tends to suggest higher interest rates; opposite of dovish.)

The Fund’s yield curve positioning was a moderate detractor from results during the Reporting Period. Yield curve indicates the spectrum of maturities within a particular sector.

Conversely, our currency strategy was the best performing top-down strategy during the Reporting Period. Most of the currency strategy’s strong performance can be attributed to the Fund’s exposure to emerging markets in Europe, via long positions in the Polish zloty and Czech koruna. We took these long positions as part of our positive view on the economic growth path of Europe. The Fund’s long position in the South African rand also contributed positively to results.

The Fund’s duration strategy also added value during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Individual issue selection produced mixed results. These strategies reflect any active views we take on particular sectors.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Individual issue selection within the emerging markets debt and municipal bond sectors detracted from the Fund’s results during the Reporting Period. Within emerging markets debt, the Fund’s long exposure to Petróleos de Venezuela (“PDVSA”), the Venezuelan state-owned oil and natural gas company, hurt performance most due to ongoing troubles within Venezuela and missed coupon payments on the company’s bonds. The Fund was also structurally underweight China through the use of credit default swap indices, which hurt performance, as emerging markets overall performed well, outpacing the broad fixed income market, as measured by the Bloomberg Barclays Aggregate Bond Index. (A credit default swap index is a credit derivative used to hedge credit risk or to take a position on a basket of credit entities. Unlike a credit default swap, which is an over the counter credit derivative, a credit default swap index is a completely standardized credit security and may

26

FUND RESULTS

therefore be more liquid.) Within the municipal bond sector, the Fund’s exposure to tax-exempt Puerto Rico municipal bonds detracted most. These bonds performed poorly following Governor Ricardo’s initiation of the Commonwealth to enter a Title III restructuring. Market expectations of the negative economic impact from the significant damage caused by Hurricane Maria added to these bonds’ headwinds. (Title III is an in-court debt restructuring process akin to U.S. bankruptcy protection, since Puerto Rico is barred from using Chapter 9 of the U.S. federal bankruptcy code reserved for insolvent public entities. It should be noted that this action was taken on May 3, 2017, well before the devastation caused by Hurricane Maria.)

Conversely, issue selection within the securitized sector added value during the Reporting Period. Most of the performance derived from the Fund’s positions in asset-backed securities and non-agency mortgage-backed securities. During the Reporting Period, the securitized sector broadly and these securities in particular experienced spread tightening, or a narrowing of the yield differential to U.S. Treasuries, which helped drive their strong performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s yield curve positioning detracted moderately from the Fund’s performance during the Reporting Period. The Fund was positioned for yield curve steepening in the U.S. and U.K., but there was broad flattening in both of these yield curves during the Reporting Period. (A steepening yield curve is one in which the differential between yields on shorter-term maturities and longer-term maturities widens. A flattening yield curve is one in which the differential between yields on shorter-term maturities and longer-term maturities narrows.)

Further, as mentioned earlier, we positioned the Fund to take advantage of relative value positions across global interest rates, which detracted from results during the Reporting Period.

The Fund’s tactical duration positioning was beneficial to results during the Reporting Period. While we tactically adjusted the Fund’s duration position as market conditions shifted throughout, we kept a short U.S. rates position in the Fund during the Reporting Period, which helped as U.S. Treasury yields pushed higher across most of the spectrum of maturities. We maintained the Fund’s underweight U.S. duration position given our expectations that global economic growth was likely to remain strong and that tightness in the labor market and easy financial conditions would likely warrant further monetary tightening in the U.S. We also expected inflation to rebound somewhat. As these expectations were indeed realized, such Fund positioning added value.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, we used written options contracts and swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. We used total return swaps to manage curve exposure across various strategies within the Fund. Our currency strategy used forward sales contracts to implement long and short views within the strategy.

In the country strategy, the team primarily uses swaps/ futures to express relative value trades in the interest rates of two separate countries. The country strategy overall detracted from the Fund’s performance during the Reporting Period. The use of a credit default swap index to gain exposure to emerging markets debt, as already mentioned, detracted as well. The duration strategy, implemented through derivatives

27

FUND RESULTS

as described above, contributed positively to Fund performance during the Reporting Period. The currency strategy, implemented primarily through the use of currency forwards, also contributed positively to the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging market fixed income sectors.

Positioning throughout the Reporting Period remained consistent with themes we have been focusing on for some time now. Most risk was allocated across the Fund’s top-down, or macro, currency and country strategies with the balance allocated across our sector strategies.

In our macro strategies, we positioned the Fund to be short U.S. interest rates, as we believed the U.S. Federal Reserve (the “Fed”) was poised to hike interest rates multiple times in 2018. From a currency perspective, we continued to favor emerging markets over developed markets. At the end of the Reporting Period, the Fund maintained long positions in the Indonesian rupiah, Argentine peso and South African rand, to name a few.

From a sector perspective, we continued to favor the securitized sectors over traditional corporate credit given our view that the U.S. credit cycle is in its late stages. The Fund’s long exposure to credit was mostly in asset-backed securities and collateralized loan obligations at the end of the Reporting Period, with modest exposure to mortgage-backed securities. The Fund owned select individual corporate bonds, however, we expressed an outright short position through credit default swap indices in both investment grade and high yield. Within the emerging markets debt sector, the Fund owned bonds across select countries, but we maintained a short position through China credit default swaps. In municipals, the Fund owned a small position across Puerto Rico.

Q	How was the Fund positioned at the end of March 2018?

A	At the end of March 2018, the Fund had the majority of its total net assets invested in collateralized loan obligations, followed by emerging markets debt, asset-backed securities and non-agency residential mortgage-backed securities. The Fund also had more modest exposures at the end of the Reporting Period to high yield corporate bonds, investment grade corporate bonds, U.S. inflation-linked securities, corporate bank loans, equities, quasi-government securities and commercial mortgage-backed securities. The Fund had a significant position in cash and had no exposure to municipal bonds at the end of the Reporting Period.

At the end of the Reporting Period, the Fund’s largest duration position was its short duration position in the U.S. The Fund also had a short duration position in the U.K, a rather neutral duration position in Japan, and long duration positions in Europe and Canada.

28

FUND BASICS

Strategic Income Fund

as of March 31, 2018

PERFORMANCE REVIEW
April 1, 2017– March 31, 2018	Fund Total Return (based on NAV)[1]	ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.86%	1.21%	2.97%	2.97%
Class C	-1.60	1.21	2.33	2.33
Institutional	-0.49	1.21	3.42	3.42
Investor	-0.56	1.21	3.33	3.33
Class R	-1.12	1.21	2.84	2.83
Class R6	-0.48	1.21	3.43	3.43

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

29

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/18	One Year	Five Years	Since Inception	Inception Date
Class A	-4.60%	-0.25%	1.68%	6/30/10
Class C	-2.59	-0.19	1.45	6/30/10
Institutional	-0.49	0.87	2.53	6/30/10
Investor	-0.56	0.78	2.45	6/30/10
Class R	-1.12	0.29	1.94	6/30/10
Class R6	-0.48	N/A	0.56	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.93%	0.93%
Class C	1.68	1.68
Institutional	0.59	0.59
Investor	0.68	0.68
Class R	1.18	1.18
Class R6	0.58	0.58

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus.

30

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial papers. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

31

GOLDMAN SACHS STRATEGIC INCOME FUND

Performance Summary

March 31, 2018

The following graph shows the value, as of March 31, 2018, of a $1,000,000 investment made on June 30, 2010 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Strategic Income Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from June 30, 2010 through March 31, 2018.

Average Annual Total Return through March 31, 2018	One Year	Five Years	Since Inception
Class A (Commenced June 30, 2010)
Excluding sales charges	-0.86%	0.52%	2.19%
Including sales charges	-4.60%	-0.25%	1.68%

Class C (Commenced June 30, 2010)
Excluding contingent deferred sales charges	-1.60%	-0.19%	1.45%
Including contingent deferred sales charges	-2.59%	-0.19%	1.45%

Institutional Class (Commenced June 30, 2010)	-0.49%	0.87%	2.53%

Investor Class (Commenced June 30, 2010)	-0.56%	0.78%	2.45%

Class R (Commenced June 30, 2010)	-1.12%	0.29%	1.94%

Class R6 (Commenced July 31, 2015)	-0.48%	N/A	0.56%

32

GOLDMAN SACHS BOND FUND

Schedule of Investments

March 31, 2018

Principal Amount	Interest Rate		Maturity Date		Value
Corporate Obligations – 23.2%
Aerospace & Defense(a) – 0.3%
Northrop Grumman Corp.
$1,250,000	2.930%		01/15/25		$1,198,538
500,000	3.250		01/15/28		477,267

					1,675,805

Agriculture – 1.0%
BAT Capital Corp.(a)(b)
990,000	3.222		08/15/24		954,483
1,650,000	3.557		08/15/27		1,580,431
525,000	4.390		08/15/37		521,640
225,000	4.540		08/15/47		222,580
Reynolds American, Inc.
700,000	4.850		09/15/23		738,859
1,375,000	4.450(a)		06/12/25		1,414,423

					5,432,416

Banks – 7.9%
Banco Santander SA
1,000,000	3.125		02/23/23		969,115
800,000	4.250		04/11/27		796,852
Bank of America Corp.
625,000	4.125		01/22/24		643,329
311,000	4.000		04/01/24		317,798
1,300,000	3.248(a)		10/21/27		1,225,272
700,000	4.183(a)		11/25/27		693,941
100,000	6.110		01/29/37		120,317
(3M USD LIBOR + 1.040%)
279,000	3.419(a)(b)(c)		12/20/28		267,253
(3M USD LIBOR + 1.575%)
1,250,000	3.824(a)(c)		01/20/28		1,234,933
Barclays PLC
575,000	5.200		05/12/26		580,533
225,000	4.950		01/10/47		230,771
BNP Paribas SA(b)
1,525,000	3.500		03/01/23		1,512,906
550,000	3.375		01/09/25		532,008
BNP Paribas/BNP Paribas US Medium-Term Note Program LLC
800,000	3.250		03/03/23		793,493
CIT Group, Inc.(a)
1,450,000	5.250		03/07/25		1,484,438
Citigroup, Inc.
125,000	4.300		11/20/26		125,068
1,200,000	4.125		07/25/28		1,185,878
Credit Suisse Group AG(a)(b)
475,000	4.282		01/09/28		476,116
(3M USD LIBOR + 1.410%)
525,000	3.869(c)		01/12/29		508,889
Credit Suisse Group Funding Guernsey Ltd.
250,000	3.750		03/26/25		244,164
Deutsche Bank AG
225,000	2.500		02/13/19		224,096
HSBC Holdings PLC
550,000	6.500		05/02/36		680,836
(3M USD LIBOR + 1.055%)
1,150,000	3.262(a)(c)		03/13/23		1,135,047

Corporate Obligations – (continued)
Banks – (continued)
ING Bank NV(a)(c) (5 year USD ICE Swap + 2.700%)
700,000		4.125%		11/21/23		703,594
Intesa Sanpaolo SpA(b)
1,575,000		3.375		01/12/23		1,537,574
JPMorgan Chase & Co.(a)
1,075,000		2.972		01/15/23		1,054,431
1,200,000		3.625		12/01/27		1,150,656
(3M USD LIBOR + 0.945%)
875,000		3.509(c)		01/23/29		849,364
(3M USD LIBOR + 1.337%)
350,000		3.782(c)		02/01/28		347,900
(3M USD LIBOR + 1.360%)
425,000		3.882(c)		07/24/38		412,950
(3M USD LIBOR + 3.800%)
1,075,000		5.300(c)		05/01/49		1,104,025
Kreditanstalt fuer Wiederaufbau
12,490,000		1.500		09/09/19		12,336,997
Mitsubishi UFJ Financial Group, Inc.
302,000		2.950		03/01/21		300,099
Morgan Stanley, Inc.
325,000		3.875		04/29/24		327,829
1,050,000		3.700		10/23/24		1,044,875
50,000		4.000		07/23/25		50,466
(3M USD LIBOR + 1.400%)
1,550,000		3.141(a)(c)		10/24/23		1,585,169
Royal Bank of Scotland Group PLC
826,000		3.875		09/12/23		815,725
(3M USD LIBOR + 1.480%)
1,525,000		3.498(a)(c)		05/15/23		1,498,559
UniCredit SpA(b)
250,000		3.750		04/12/22		248,179
Wells Fargo & Co.
3,375,000		3.000		10/23/26		3,160,536

						44,511,981

Beverages(a) – 0.6%
Anheuser-Busch InBev Finance, Inc.
325,000		4.700		02/01/36		343,871
725,000		4.900		02/01/46		781,921
Anheuser-Busch InBev Worldwide, Inc.
2,000,000		4.000		04/13/28		2,024,415
350,000		4.600		04/15/48		362,046

						3,512,253

Chemicals – 0.2%
CNAC HK Finbridge Co. Ltd.
200,000		4.125		07/19/27		188,750
LyondellBasell Industries NV(a)
300,000		5.000		04/15/19		304,544
The Sherwin-Williams Co.(a)
225,000		2.750		06/01/22		219,144
300,000		4.500		06/01/47		298,626

						1,011,064

Commercial Services – 0.1%
Rensselaer Polytechnic Institute
350,000		5.600		09/01/20		369,434

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Computers(a) – 0.2%
	Dell International LLC/EMC Corp.(b)
	$375,000	5.450%		06/15/23	$397,509
	Hewlett Packard Enterprise Co.
	525,000	4.900		10/15/25	545,083

					942,592

Diversified Financial Services – 0.4%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	1,150,000	4.625		07/01/22	1,178,914
	850,000	3.300	(a)	01/23/23	826,609
	International Lease Finance Corp.(b)
	575,000	7.125		09/01/18	584,576

					2,590,099

Electrical(a) – 1.0%
	Berkshire Hathaway Energy Co.(b)
	475,000	3.250		04/15/28	458,419
	Consumers Energy Co.
	850,000	3.950		05/15/43	860,107
	Duke Energy Carolinas LLC
	475,000	3.950		03/15/48	479,881
	Duke Energy Corp.
	1,175,000	3.150		08/15/27	1,106,027
	Florida Power & Light Co.
	450,000	3.950		03/01/48	457,830
	Sempra Energy(c) (3M USD LIBOR + 0.500%)
	1,125,000	2.209		01/15/21	1,125,825
	The Southern Co.
	1,050,000	3.250		07/01/26	997,740

					5,485,829

Healthcare Providers & Services – 0.6%
	Becton Dickinson & Co.(a)
	1,525,000	2.894		06/06/22	1,479,647
	300,000	3.363		06/06/24	288,750
	475,000	4.685		12/15/44	478,155
	175,000	4.669		06/06/47	176,867
	CHS/Community Health Systems, Inc.(a)
	100,000	8.000		11/15/19	90,000
	UnitedHealth Group, Inc.
	450,000	4.625		07/15/35	492,159
	500,000	6.875		02/15/38	686,895

					3,692,473

Insurance – 0.8%
	AIA Group Ltd.(a)(b)
	500,000	3.900		04/06/28	503,533
	MetLife, Inc.
	150,000	4.050		03/01/45	143,285
	Prudential Financial, Inc.(a)
	1,050,000	3.878		03/27/28	1,063,099
	Teachers Insurance & Annuity Association of America(b)
	295,000	4.900		09/15/44	325,135
	The Chubb Corp.(a)(c) (3M USD LIBOR + 2.250%)
	500,000	3.972%		03/29/67	499,850
	The Northwestern Mutual Life Insurance Co.(b)
	800,000	6.063		03/30/40	1,013,329

Corporate Obligations – (continued)
Insurance – (continued)
	XLIT Ltd.
	775,000	4.450		03/31/25	780,022

					4,328,253

Internet(a)(b) – 0.2%
	Amazon.com, Inc.
	400,000	3.875		08/22/37	398,584
	Symantec Corp.
	600,000	5.000		04/15/25	604,077

					1,002,661

Machinery-Diversified(a)(b) – 0.1%
	Nvent Finance S.a.r.l.
	800,000	4.550		04/15/28	803,690

Media – 0.8%
	21st Century Fox America, Inc.
	1,125,000	4.000		10/01/23	1,152,423
	Altice Financing SA(a)(b)
	600,000	6.625		02/15/23	594,000
	Altice France SA(a)(b)
	1,000,000	6.000		05/15/22	976,250
	Charter Communications Operating LLC/Charter Communications Operating Capital(a)
	275,000	4.464		07/23/22	280,910
	925,000	4.908		07/23/25	945,263
	NBCUniversal Media LLC
	458,000	4.450		01/15/43	463,469

					4,412,315

Mining(b) – 0.2%
	Glencore Finance Canada Ltd.
	650,000	4.250		10/25/22	659,408
	Glencore Funding LLC
	325,000	4.125		05/30/23	327,119

					986,527

Miscellaneous Manufacturing – 0.0%
	General Electric Co.
MXN	2,000,000	8.500		04/06/18	110,003

Oil Field Services – 1.5%
	Anadarko Petroleum Corp.
	$475,000	8.700		03/15/19	499,762
	330,000	3.450	(a)	07/15/24	320,377
	300,000	5.550	(a)	03/15/26	327,494
	250,000	6.450		09/15/36	299,742
	Canadian Natural Resources Ltd.(a)
	775,000	3.850		06/01/27	757,857
	Devon Energy Corp.(a)
	250,000	3.250		05/15/22	246,984
	380,000	5.600		07/15/41	427,799
	Gazprom OAO Via Gaz Capital SA
	240,000	7.288		08/16/37	282,600
	Halliburton Co.(a)
	350,000	3.800		11/15/25	351,584
	250,000	4.850		11/15/35	269,223

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Oil Field Services – (continued)
	Petrobras Global Finance BV
	$20,000	8.750%		05/23/26	$23,436
	440,000	7.375		01/17/27	476,740
	Petroleos de Venezuela SA(d)
	4,440,000	6.000		10/28/22	1,045,620
	1,660,000	5.375		04/12/27	458,990
	Petroleos Mexicanos
EUR	410,000	5.125		03/15/23	575,112
	$300,000	6.500		03/13/27	320,400
	Phillips 66(a)
	925,000	3.900		03/15/28	921,647
	Pioneer Natural Resources Co.(a)
	410,000	3.950		07/15/22	416,754
	Reliance Industries Ltd.(b)
	320,000	3.667		11/30/27	302,400

					8,324,521

Pharmaceuticals(a) – 1.4%
	Allergan Funding SCS
	150,000	4.850		06/15/44	148,519
	CVS Health Corp.
	425,000	3.500		07/20/22	424,087
	1,025,000	3.375		08/12/24	992,767
	1,550,000	3.875		07/20/25	1,536,543
	1,525,000	4.300		03/25/28	1,531,497
	200,000	5.125		07/20/45	212,135
	2,275,000	5.050		03/25/48	2,392,815
	Valeant Pharmaceuticals International, Inc.(b)
	450,000	7.000		03/15/24	468,000

					7,706,363

Pipelines – 1.6%
	Energy Transfer Partners LP(a)
	350,000	4.650		06/01/21	360,450
	Enterprise Products Operating LLC(a)(c) (3M USD LIBOR + 3.708%)
	1,075,000	5.481		08/01/66	1,077,751
	Kinder Morgan Energy Partners LP(a)
	1,025,000	3.500		09/01/23	1,002,401
	300,000	4.250		09/01/24	301,596
	Kinder Morgan, Inc.
	500	7.750		01/15/32	639
	MPLX LP(a)
	425,000	4.500		04/15/38	419,615
	175,000	4.700		04/15/48	170,467
	Plains All American Pipeline LP/PAA Finance Corp.(a)
	600,000	3.650		06/01/22	591,812
	925,000	3.850		10/15/23	902,090
	Sabine Pass Liquefaction LLC(a)
	800,000	6.250		03/15/22	868,079
	900,000	5.625		03/01/25	966,375
	Sunoco Logistics Partners Operations LP(a)
	200,000	4.250		04/01/24	198,868
	Western Gas Partners LP(a)
	525,000	3.950		06/01/25	511,734

Corporate Obligations – (continued)
Pipelines – (continued)
	Williams Partners LP(a)
	915,000	3.600		03/15/22	910,859
	600,000	3.900		01/15/25	594,219

					8,876,955

Real Estate Investment Trust – 1.2%
	American Campus Communities Operating Partnership LP(a)
	800,000	3.750		04/15/23	799,819
	American Homes 4 Rent LP(a)
	290,000	4.250		02/15/28	284,181
	American Tower Corp.
	300,000	3.400		02/15/19	301,070
	China Evergrande Group(a)
	480,000	8.750		06/28/25	480,000
	Crown Castle International Corp.
	575,000	5.250		01/15/23	611,024
	1,275,000	3.150	(a)	07/15/23	1,234,932
	150,000	3.650	(a)	09/01/27	142,924
	Kaisa Group Holdings Ltd.(a)
	200,000	9.375		06/30/24	187,000
	National Retail Properties, Inc.(a)
	400,000	4.000		11/15/25	397,497
	Realty Income Corp.(a)
	525,000	3.650		01/15/28	509,585
	Trust F/1401(a)(b)
	300,000	5.250		12/15/24	307,125
	VEREIT Operating Partnership LP(a)
	575,000	3.000		02/06/19	574,897
	750,000	4.125		06/01/21	761,730

					6,591,784

Retailing(a) – 0.0%
	Dollar Tree, Inc.
	150,000	5.750		03/01/23	156,750

Semiconductors(a) – 0.2%
	Broadcom Corp./Broadcom Cayman Finance Ltd.
	1,100,000	3.000		01/15/22	1,079,371

Software(a) – 0.2%
	Microsoft Corp.
	800,000	3.125		11/03/25	788,085
	Oracle Corp.
	600,000	4.000		07/15/46	591,272

					1,379,357

Telecommunication Services – 2.7%
	AT&T, Inc.
	1,375,000	3.000	(a)	06/30/22	1,350,307
	400,000	4.450	(a)	04/01/24	412,861
	1,700,000	3.400	(a)	05/15/25	1,638,031
	600,000	4.125	(a)	02/17/26	601,454
	150,000	3.900	(a)	08/14/27	151,033
	375,000	5.150		03/15/42	386,349
	250,000	5.450	(a)	03/01/47	265,351
	Digicel Ltd.(a)(b)
	200,000	6.000		04/15/21	187,750
	800,000	6.750		03/01/23	719,904

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Telecommunication Services – (continued)
Nokia OYJ
$579,000	4.375%	06/12/27	$545,849
Sprint Communications, Inc.(b)
250,000	7.000	03/01/20	262,500
T-Mobile USA, Inc.(a)
550,000	4.500	02/01/26	528,000
Telecom Italia Capital SA
50,000	7.200	07/18/36	59,000
Telefonica Emisiones SAU
150,000	5.462	02/16/21	159,465
Verizon Communications, Inc.
2,275,000	5.150	09/15/23	2,454,473
1,775,000	4.150 (a)	03/15/24	1,821,772
700,000	2.625	08/15/26	639,267
300,000	5.250	03/16/37	323,493
50,000	4.125	08/15/46	44,998
50,000	4.862	08/21/46	50,459
1,030,000	5.012	04/15/49	1,060,315
Wind Tre SpA(a)(b)
1,600,000	5.000	01/20/26	1,356,000

			15,018,631

TOTAL CORPORATE OBLIGATIONS
(Cost $132,290,115)			$130,001,127

Mortgage-Backed Obligations – 23.8%
Collateralized Mortgage Obligations – 2.6%
Interest Only(e) – 1.2%
FHLMC REMIC Series 4314, Class SE(c) (-1x1M LIBOR + 6.050%)
$980,358	4.463%	03/15/44	$158,406
FHLMC REMIC Series 4320, Class SD(c) (-1x1M LIBOR + 6.100%)
4,612,025	4.513	07/15/39	628,969
FHLMC REMIC Series 4431, Class ST(c) (-1x1M LIBOR + 6.100%)
711,478	4.513	01/15/45	112,806
FHLMC REMIC Series 4583, Class ST(c) (-1x1M LIBOR + 6.000%)
1,958,348	4.223	05/15/46	335,841
FHLMC STRIPS Series 304, Class C45
343,734	3.000	12/15/27	30,384
FNMA REMIC Series 2010-126, Class LS(c) (-1x1M LIBOR + 5.000%)
1,076,508	3.425	11/25/40	136,271
FNMA REMIC Series 2011-124, Class SC(c) (-1x1M LIBOR + 6.550%)
535,247	4.929	12/25/41	87,506
FNMA REMIC Series 2012-5, Class SA(c) (-1x1M LIBOR + 5.950%)
733,742	4.329	02/25/42	106,442
FNMA REMIC Series 2012-88, Class SB(c) (-1x1M LIBOR + 6.670%)
493,189	5.049	07/25/42	85,980

Mortgage-Backed Obligations – (continued)
Interest Only(e) – (continued)
FNMA REMIC Series 2013-121, Class SA(c) (-1x1M LIBOR + 6.100%)
613,537	4.479	12/25/43	84,814
FNMA REMIC Series 2013-130, Class SN(c) (-1x1M LIBOR + 6.650%)
1,009,366	5.029	10/25/42	160,480
FNMA REMIC Series 2014-6, Class SA(c) (-1x1M LIBOR + 6.600%)
559,102	4.979	02/25/44	96,380
FNMA REMIC Series 2014-87, Class MS(c) (-1x1M LIBOR + 6.250%)
957,896	4.629	01/25/45	136,918
FNMA REMIC Series 2015-28, Class PS(c) (-1x1M LIBOR + 5.600%)
1,646,593	3.979	08/25/44	225,098
FNMA REMIC Series 2015-79, Class SA(c) (-1x1M LIBOR + 6.250%)
502,027	4.629	11/25/45	71,137
FNMA REMIC Series 2015-86, Class BS(c) (-1x1M LIBOR + 5.700%)
295,355	4.079	11/25/45	35,706
FNMA REMIC Series 2016-1, Class SJ(c) (-1x1M LIBOR + 6.150%)
1,408,801	4.279	02/25/46	250,822
FNMA REMIC Series 2016-69, Class BS(c) (-1x1M LIBOR + 6.100%)
3,069,815	4.479	10/25/46	413,309
GNMA REMIC Series 2010-101, Class S(c) (-1x1M LIBOR + 6.000%)
531,304	4.178	08/20/40	78,860
GNMA REMIC Series 2010-20, Class SE(c) (-1x1M LIBOR + 6.250%)
1,116,962	4.428	02/20/40	173,102
GNMA REMIC Series 2010-31, Class SA(c) (-1x1M LIBOR + 5.750%)
417,558	3.928	03/20/40	56,519
GNMA REMIC Series 2012-149, Class MS(c) (-1x1M LIBOR + 6.250%)
118,658	4.428	12/20/42	18,031
GNMA REMIC Series 2013-113, Class SD(c) (-1x1M LIBOR + 6.700%)
417,050	4.914	08/16/43	63,999
GNMA REMIC Series 2013-134, Class DS(c) (-1x1M LIBOR + 6.100%)
152,668	4.278	09/20/43	22,589
GNMA REMIC Series 2013-152, Class SG(c) (-1x1M LIBOR + 6.150%)
475,957	4.328	06/20/43	70,364
GNMA REMIC Series 2013-167, Class SG(c) (-1x1M LIBOR + 6.150%)
221,663	4.328	11/20/43	32,722
GNMA REMIC Series 2013-181, Class SA(c) (-1x1M LIBOR + 6.100%)
633,828	4.278	11/20/43	95,497

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Interest Only(e) – (continued)
	GNMA REMIC Series 2014-132, Class SL(c) (-1x1M LIBOR + 6.100%)
	$779,624	4.278%	10/20/43	$105,922
	GNMA REMIC Series 2014-133, Class BS(c) (-1x1M LIBOR + 5.600%)
	383,094	3.778	09/20/44	48,060
	GNMA REMIC Series 2014-162, Class SA(c) (-1x1M LIBOR + 5.600%)
	362,148	3.778	11/20/44	45,589
	GNMA REMIC Series 2014-188, Class IB
	911,347	4.000	12/20/44	151,340
	GNMA REMIC Series 2014-41, Class SA(c) (-1x1M LIBOR + 6.100%)
	172,574	4.278	03/20/44	26,378
	GNMA REMIC Series 2015-110, Class MS(c) (-1x1M LIBOR + 5.710%)
	2,577,547	3.888	08/20/45	339,769
	GNMA REMIC Series 2015-111, Class IM
	1,111,915	4.000	08/20/45	192,166
	GNMA REMIC Series 2015-117, Class KI
	1,726,084	5.000	08/20/45	382,448
	GNMA REMIC Series 2015-119, Class SN(c) (-1x1M LIBOR + 6.250%)
	523,871	4.428	08/20/45	82,000
	GNMA REMIC Series 2015-123, Class SP(c) (-1x1M LIBOR + 6.250%)
	551,491	4.428	09/20/45	84,229
	GNMA REMIC Series 2015-126, Class HS(c) (-1x1M LIBOR + 6.200%)
	241,900	4.378	09/20/45	36,346
	GNMA REMIC Series 2015-14, Class IO
	830,257	5.000	10/20/44	184,614
	GNMA REMIC Series 2015-167, Class AS(c) (-1x1M LIBOR + 6.250%)
	400,198	4.428	11/20/45	60,704
	GNMA REMIC Series 2015-168, Class SD(c) (-1x1M LIBOR + 6.200%)
	257,700	4.378	11/20/45	39,191
	GNMA REMIC Series 2015-57, Class AS(c) (-1x1M LIBOR + 5.600%)
	2,112,071	3.778	04/20/45	270,297
	GNMA REMIC Series 2015-64, Class SG(c) (-1x1M LIBOR + 5.600%)
	1,349,189	3.778	05/20/45	200,298
	GNMA REMIC Series 2016-109, Class IH
	1,577,555	4.000	10/20/45	279,526
	GNMA REMIC Series 2016-27, Class IA
	824,270	4.000	06/20/45	128,606
	GNMA REMIC Series 2016-4, Class SM(c) (-1x1M LIBOR + 5.650%)
	886,333	3.828	01/20/46	113,356
	GNMA REMIC Series 2016-6, Class SB(c) (-1x1M LIBOR + 5.650%)
	725,122	3.828	01/20/46	93,945

				6,633,736

Mortgage-Backed Obligations – (continued)
Regular Floater(c) – 0.0%
	FNMA REMIC Series 2011-63, Class FG(1M LIBOR + 0.450%)
	133,656	2.071	07/25/41	134,486

Sequential Fixed Rate – 0.2%
	FNMA REMIC Series 2005-70, Class PA
	70,356	5.500	08/25/35	77,165
	FNMA REMIC Series 2011-52, Class GB
	537,134	5.000	06/25/41	577,364
	FNMA REMIC Series 2012-111, Class B
	49,462	7.000	10/25/42	56,356
	FNMA REMIC Series 2012-153, Class B
	128,960	7.000	07/25/42	147,201

				858,086

Sequential Floating Rate(c) – 1.2%
	Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A3(1M USD LIBOR + 0.250%)
	1,878,696	1.871	11/25/36	1,402,045
	Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(b)(f) (3M EURIBOR + 2.750%)
EUR	893,291	2.750	04/20/20	1,093,654
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1 (1M LIBOR + 0.140%)
	397,570	1.761	07/25/47	381,227
	DSLA Mortgage Loan Trust Series 2006-AR2, Class 2A1A(1M USD LIBOR + 0.200%)
	1,682,938	1.790	10/19/36	1,522,925
	FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3 (1M USD LIBOR + 3.300%)
	260,000	4.921	10/25/27	289,706
	FHLMC Structured Agency Credit Risk Debt Notes Series 2015-HQ2, Class M3 (1M USD LIBOR + 3.250%)
	1,000,000	4.871	05/25/25	1,129,147
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1B (12M MTA + 1.200%)
	218,522	2.401	12/25/46	216,373
	Station Place Securitization Trust Series 2015-2, Class A(b) (1M USD LIBOR + 1.050%)
	950,000	2.638	05/15/18	950,000

				6,985,077

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$14,611,385

Federal Agencies – 21.2%
Adjustable Rate FHLMC(c) – 0.0%
	FHLMC (12M USD LIBOR + 1.771%)
	$43,974	3.517%	09/01/35	$45,902

FHLMC – 0.3%
	119	5.000	05/01/18	120
	164,543	6.000	08/01/27	182,758
	16,719	5.000	08/01/33	18,045
	3,105	5.000	09/01/33	3,351
	4,186	5.000	10/01/33	4,518
	2,601	6.000	12/01/33	2,923
	4,239	5.000	11/01/34	4,575

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$242,649	5.000%	12/01/34		$261,897
6,257	5.000	07/01/35		6,753
3,272	5.000	11/01/35		3,532
29,469	6.500	08/01/37		33,189
104,495	6.500	10/01/37		117,989
21,230	6.500	09/01/38		23,949
160,996	6.000	01/01/39		179,432
159,728	7.000	02/01/39		183,422
48,998	5.000	03/01/39		52,725
10,084	5.000	05/01/39		10,851
30,207	5.000	04/01/40		32,625
5,256	5.000	08/01/40		5,677
623,825	5.500	08/01/40		682,641
68,525	4.000	02/01/41		70,938
806	5.000	04/01/41		874
4,878	5.000	06/01/41		5,267

				1,888,051

FNMA – 10.7%
8,164	6.000	06/01/21		8,498
26,239	5.000	08/01/23		27,383
11,307	5.500	09/01/23		11,816
6,947	5.500	10/01/23		7,265
49,394	5.000	02/01/24		51,531
48,235	5.500	05/01/25		49,098
43,435	6.000	12/01/32		48,613
821	5.500	03/01/33		900
83,602	5.500	04/01/33		92,756
211	6.000	05/01/33		235
2,334	5.000	08/01/33		2,514
611	5.500	09/01/33		670
19,836	5.500	12/01/33		21,773
105	6.000	12/01/33		118
737	5.500	02/01/34		808
9,062	6.000	02/01/34		10,125
1,241	5.500	03/01/34		1,365
147	5.500	04/01/34		162
4,024	5.500	09/01/34		4,422
1,566	5.500	10/01/34		1,715
4,796	5.500	12/01/34		5,264
28,852	5.000	04/01/35		31,191
153	6.000	04/01/35		171
3,339	5.500	05/01/35		3,656
1,516	5.500	07/01/35		1,672
100,832	6.000	07/01/35		112,680
911	5.500	09/01/35		1,004
120,857	6.000	09/01/35		134,138
3,759	6.000	03/01/36		4,215
5,210	6.000	04/01/36		5,837
63	5.500	02/01/37		69
100	5.500	04/01/37		110
3,443	5.000	02/01/38		3,688
9,021	5.500	02/01/38		9,864
186	5.500	03/01/38		204
53	5.500	06/01/38		59
121	5.500	07/01/38		133

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
137	5.500	08/01/38		150
110	5.500	09/01/38		121
123,951	6.000	11/01/38		136,531
44	5.500	12/01/38		49
47,015	6.000	12/01/38		52,434
11,475	4.500	02/01/39		12,090
98,423	7.000	03/01/39		113,071
10,637	4.500	04/01/39		11,267
2,568	5.500	06/01/39		2,825
31,641	5.000	07/01/39		34,075
11,902	4.500	08/01/39		12,607
422,897	5.000	10/01/39		455,435
2,276	5.500	11/01/39		2,504
163,485	4.500	12/01/39		173,166
167,461	4.500	06/01/40		177,015
69,707	4.500	08/01/41		73,694
140,740	5.000	12/01/41		151,566
81,288	3.000	12/01/42		80,139
196,292	3.000	01/01/43		193,516
55,860	3.000	02/01/43		55,070
18,892	3.000	03/01/43		18,625
271,536	3.000	04/01/43		267,781
43,484	3.000	05/01/43		42,882
63,579	3.000	06/01/43		62,699
17,932	3.000	07/01/43		17,684
61,690	5.000	06/01/44		66,065
26,626	3.500	03/01/45		26,744
629,695	3.000	04/01/45		616,658
2,806,208	4.500	04/01/45		2,975,896
314,280	4.500	05/01/45		333,284
1,917,339	4.500	06/01/45		2,020,995
865,715	4.000	11/01/45		890,558
104,552	4.000	01/01/46		107,552
276,575	4.000	03/01/46		284,404
184,539	4.000	06/01/46		189,701
46,596	4.000	08/01/46		47,899
300,407	4.000	10/01/46		308,810
13,262,308	4.500	04/01/47		13,925,424
12,961,297	4.500	01/01/48		13,585,059
21,000,000	4.500	TBA-30yr	(g)	21,987,655

				60,169,422

GNMA – 10.2%
38,428	5.500	11/15/32		42,107
20,910	5.500	01/15/33		22,788
52,488	5.500	02/15/33		57,297
52,467	5.500	03/15/33		57,273
53,470	5.500	07/15/33		58,280
25,065	5.500	08/15/33		27,361
16,479	5.500	09/15/33		17,989
35,593	5.500	04/15/34		38,857
8,675	5.500	05/15/34		9,470
235,965	5.500	09/15/34		257,609
226,617	5.500	12/15/34		247,403
176,214	5.500	01/15/35		192,377
1,189	5.500	05/15/36		1,298

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$9,709	4.000%	02/20/41		$10,073
14,782	4.000	11/20/41		15,367
2,445	4.000	01/20/42		2,542
7,846	4.000	04/20/42		8,157
4,381	4.000	10/20/42		4,554
1,371,346	4.000	08/20/43		1,425,182
1,707,439	4.000	10/20/43		1,772,868
8,482	4.000	03/20/44		8,788
10,248	4.000	05/20/44		10,618
711,093	4.000	11/20/44		736,343
161,282	4.000	12/20/44		167,009
47,311	4.000	05/20/45		48,991
185,864	4.000	07/20/45		192,464
1,578,925	4.000	08/20/45		1,634,496
1,190,511	4.000	09/20/45		1,232,040
2,089,135	4.000	10/20/45		2,162,989
1,072,210	4.000	01/20/46		1,108,607
259,673	4.000	02/20/46		268,488
767,945	4.000	07/20/47		789,933
7,150,909	4.000	08/20/47		7,355,659
999,999	4.000	09/20/47		1,028,632
2,969,086	4.000	12/20/47		3,055,723
32,000,000	4.000	TBA-30yr	(g)	32,880,938

				56,950,570

TOTAL FEDERAL AGENCIES				$119,053,945

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $132,658,568)				$133,665,330

Agency Debentures – 2.7%
FHLB
$2,400,000	4.625%	09/11/20		$2,526,218
400,000	5.375	08/15/24		460,168
FNMA
4,000,000	1.875	09/24/26		3,683,880
800,000	6.250	05/15/29		1,039,432
Hashemite Kingdom of Jordan Government AID Bond(h)
1,600,000	2.503	10/30/20		1,599,504
Israel Government AID Bond(h)
2,000,000	5.500	09/18/23		2,270,220
300,000	5.500	12/04/23		342,336
877,000	5.500	04/26/24		1,007,638
40,000	5.500	09/18/33		51,870
NCUA Guaranteed Notes Series A4
600,000	3.000	06/12/19		604,993
Tennessee Valley Authority
1,200,000	3.875	02/15/21		1,245,552

TOTAL AGENCY DEBENTURES
(Cost $15,026,298)				$14,831,811

Asset-Backed Securities(c) – 15.9%
Collateralized Loan Obligations(b) – 7.4%
ACIS CLO Ltd. Series 2013-1A, Class A1 (3M USD LIBOR + 0.870%)
$1,370,934	2.224%	04/18/24		$1,371,284
ACIS CLO Ltd. Series 2013-1A, Class B (3M USD LIBOR + 1.950%)
597,200	3.304	04/18/24		597,324
ACIS CLO Ltd. Series 2013-1A, Class C (3M USD LIBOR + 2.950%)
377,200	4.304	04/18/24		377,370
Apidos CLO X Series 2012-10A, Class A (3M USD LIBOR + 1.420%)
379,114	2.798	10/30/22		379,240
BlueMountain CLO Ltd. Series 2014-2A, Class AR (3M USD LIBOR + 0.930%)
3,050,000	2.293	07/20/26		3,050,180
CBAM Ltd. Series 2017-3A, Class A (3M USD LIBOR + 1.230%)
3,450,000	2.599	10/17/29		3,471,932
Crown Point CLO Ltd. Series 2015-3A, Class A1AR (3M USD LIBOR + 0.910%)
3,200,000	2.269	12/31/27		3,200,362
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
3,000,000	2.609	07/15/26		3,000,561
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A (3M USD LIBOR + 1.390%)
1,800,000	2.757	07/25/27		1,801,967
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
4,050,000	2.650	04/15/29		4,041,086
Neuberger Berman CLO XIX Ltd. Series 2015-19A, Class A1R (3M USD LIBOR + 1.050%)
3,050,000	2.409	07/15/27		3,058,580
NewMark Capital Funding CLO Ltd. Series 2013-1A, Class A2 (3M USD LIBOR + 1.120%)
1,639,352	2.607	06/02/25		1,640,090
OCP CLO Ltd. Series 2012-2A, Class A1R (3M USD LIBOR + 1.400%)
1,500,000	2.846	11/22/25		1,507,816
OFSI Fund V Ltd. Series 2013-5A, Class A1LA (3M USD LIBOR + 0.930%)
402,681	2.283	04/17/25		402,724
Recette CLO Ltd. Series 2015-1A, Class AR (3M USD LIBOR + 0.920%)
4,350,000	2.283	10/20/27		4,355,324
Regatta IV Funding Ltd. Series 2014-1A, Class A1R (3M USD LIBOR + 1.020%)
1,550,000	2.387	07/25/26		1,550,181
Voya CLO Ltd. Series 2014-4A, Class A1R (3M USD LIBOR + 0.950%)
4,450,000	2.309	10/14/26		4,450,481
Whitehorse Ltd. Series 2014-9A, Class AR (3M USD LIBOR + 1.160%)
3,450,000	2.513	07/17/26		3,450,500

				41,707,002

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(c) – (continued)
Home Equity – 0.7%
Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2 (1M LIBOR + 0.800%)
$6,614	2.421%	10/27/32	$6,449
Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1 (1M USD LIBOR + 0.660%)
2,195	2.281	10/25/32	2,191
CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1 (1M USD LIBOR + 0.620%)
1,227	2.241	01/25/32	1,128
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 1A1
28,491	6.955	09/25/37	28,778
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 2A1
30,129	6.805	09/25/37	30,971
Home Equity Asset Trust Series 2002-1, Class A4 (1M USD LIBOR + 0.600%)
257	2.221	11/25/32	246
Home Equity Loan Trust Series 2007-FRE1, Class 2AV3 (1M USD LIBOR + 0.230%)
1,400,000	1.851	04/25/37	1,219,337
Morgan Stanley Mortgage Loan Trust Series 2007-7AX, Class 1A (1M USD LIBOR + 0.220%)
3,320,328	1.841	04/25/37	1,456,934
Renaissance Home Equity Loan Trust Series 2003-2, Class A(1M USD LIBOR + 0.880%)
1,069	2.501	08/25/33	1,046
Renaissance Home Equity Loan Trust Series 2003-3, Class A (1M USD LIBOR + 0.500%)
3,055	2.621	12/25/33	3,014
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC6, Class A4 (1M USD LIBOR + 0.170%)
1,063,540	1.791	01/25/37	1,028,623

			3,778,717

Student Loan – 7.8%
Academic Loan Funding Trust Series 2012-1A, Class A2(b) (1M USD LIBOR + 1.100%)
2,722,832	2.721	12/27/44	2,729,366
Access Group, Inc. Series 2004-1, Class A2 (3M USD LIBOR + 0.210%)
2,272,764	1.885	09/26/33	2,237,161
ECMC Group Student Loan Trust Series 2016-1A, Class A(b) (1M USD LIBOR + 1.350%)
2,010,678	2.911	07/26/66	2,037,168
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(b) (1M USD LIBOR + 0.800%)
1,209,013	2.421	10/25/56	1,213,598
EFS Volunteer No. 2 LLC Series 2012-1, Class A2(b) (1M USD LIBOR + 1.350%)
2,600,000	2.971	03/25/36	2,645,424
EFS Volunteer No. 3 LLC Series 2012-1, Class A3(b) (1M USD LIBOR + 1.000%)
1,650,000	2.621	04/25/33	1,673,661

Asset-Backed Securities(c) – (continued)
Student Loan – (continued)
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3(1M USD LIBOR + 1.050%)
1,500,000	2.640	07/20/43	1,518,895
Navient Student Loan Trust Series 2016-5A, Class A(b) (1M USD LIBOR + 1.250%)
4,514,944	2.871	06/25/65	4,626,228
Navient Student Loan Trust Series 2016-7A, Class A(b) (1M USD LIBOR + 1.150%)
2,252,430	2.771	03/25/66	2,287,515
Navient Student Loan Trust Series 2017-2A, Class A(b) (1M USD LIBOR + 1.050%)
4,832,320	2.671	12/27/66	4,897,314
Nelnet Student Loan Trust Series 2006-1, Class A6(b) (3M USD LIBOR + 0.450%)
2,600,000	1.904	08/23/36	2,551,666
PHEAA Student Loan Trust Series 2016-1A, Class A(b) (1M USD LIBOR + 1.150%)
2,088,535	2.771	09/25/65	2,119,651
Scholar Funding Trust Series 2010-A, Class A(b) (3M USD LIBOR + 0.750%)
512,783	2.128	10/28/41	510,084
SLM Student Loan Trust Series 2003-7A, Class A5A(b) (3M USD LIBOR + 1.200%)
1,926,599	2.788	12/15/33	1,962,558
SLM Student Loan Trust Series 2004-8A, Class A6(b) (3M USD LIBOR + 0.630%)
1,300,000	1.997	01/25/40	1,299,446
SLM Student Loan Trust Series 2005-4, Class A3 (3M USD LIBOR + 0.120%)
326,615	1.487	01/25/27	325,474
SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
1,650,000	1.507	10/25/28	1,643,527
SLM Student Loan Trust Series 2006-10, Class A5A (3M USD LIBOR + 0.100%)
750,192	1.467	04/25/27	749,190
SLM Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.110%)
583,685	1.477	07/25/25	583,694
SLM Student Loan Trust Series 2007-7, Class A4 (3M USD LIBOR + 0.330%)
975,166	1.697	01/25/22	958,844
SLM Student Loan Trust Series 2008-2, Class A3 (3M USD LIBOR + 0.750%)
268,707	2.117	04/25/23	267,766
SLM Student Loan Trust Series 2008-4, Class A4 (3M USD LIBOR + 1.650%)
642,908	3.017	07/25/22	657,634
SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
1,975,136	3.067	07/25/23	2,028,161
SLM Student Loan Trust Series 2008-6, Class A4 (3M USD LIBOR + 1.100%)
1,363,217	2.467	07/25/23	1,372,837

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate		Maturity Date	Value
Asset-Backed Securities(c) – (continued)
Student Loan – (continued)
	SLM Student Loan Trust Series 2008-8, Class A4 (3M USD LIBOR + 1.500%)
	$850,000	2.867%		04/25/23	$866,681

					43,763,543

	TOTAL ASSET-BACKED SECURITIES
	(Cost $87,868,578)				$89,249,262

Foreign Debt Obligations – 1.6%
Sovereign – 1.6%
	Dominican Republic
DOP	100,000	10.375%		03/04/22	$2,100
	300,000	14.500		02/10/23	7,110
	$280,000	6.600	(b)	01/28/24	304,150
	210,000	6.600		01/28/24	228,113
DOP	100,000	11.375		07/06/29	2,133
	Republic of Ecuador
	$360,000	9.625		06/02/27	384,300
	300,000	8.875	(b)	10/23/27	306,150
	260,000	7.875	(b)	01/23/28	249,600
	Perusahaan Penerbit SBSN(b)
	220,000	4.150		03/29/27	217,800
	Republic of Argentina
EUR	470,000	3.375		01/15/23	571,805
	410,000	5.250		01/15/28	491,242
	40,000	2.260	(i)	12/31/38	33,887
	$100,000	2.500	(i)	12/31/38	66,600
EUR	100,000	6.250		11/09/47	113,817
	$1,080,000	6.875		01/11/48	982,800
	260,000	7.125	(b)(j)	06/28/17	238,940
	Republic of Indonesia(b)
EUR	250,000	2.150		07/18/24	317,225
	$1,060,000	4.750		01/08/26	1,106,375
	810,000	3.850		07/18/27	792,787
	Republic of South Africa
	1,650,000	8.000		01/31/30	135,549
	4,340,000	7.000		02/28/31	325,275
ZAR	13,230,000	8.250		03/31/32	1,090,080
	1,520,000	8.875		02/28/35	130,459
	2,890,000	6.250		03/31/36	189,876
	180,000	9.000		01/31/40	15,416
	870,000	6.500		02/28/41	56,770
	4,130,000	8.750		01/31/44	343,945
	Republic of Venezuela(d)
	$140,000	6.000		12/09/20	41,300
	United Mexican States
MXN	3,046,400	6.500		06/10/21	164,041
	1,887,000	8.000		12/07/23	107,500
	1,125,400	7.750		11/23/34	63,212
	48,700	8.000		11/07/47	2,793

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $8,520,918)				$9,083,150

Structured Notes(b)(k) – 0.9%
	Arab Republic of Egypt (Issuer Citibank NA)
EGP	30,620,000	0.000%		05/03/18	$1,701,726
	24,050,000	0.000		05/10/18	1,332,079
	10,000,000	0.000		11/01/18	511,355
	Arab Republic of Egypt (Issuer HSBC Bank PLC)
	8,500,000	0.000		06/07/18	467,027
	Arab Republic of Egypt (Issuer JPMorgan Chase Bank NA)
	6,675,000	0.000		05/17/18	368,465
	11,525,000	0.000		02/07/19	571,602

	TOTAL STRUCTURED NOTES
	(Cost $4,927,265)				$4,952,254

Municipal Debt Obligations – 1.3%
California(a) – 0.4%
	California State GO Bonds Build America Taxable Series 2009
	$210,000	7.550%		04/01/39	$319,763
	California State GO Bonds Build America Taxable Series 2010
	625,000	7.950		03/01/36	684,356
	East Bay Municipal Utility Disrtict Water System RB Build America SubSeries 2010
	900,000	5.874		06/01/40	1,170,009

					2,174,128

Illinois – 0.3%
	Illinois State GO Bonds Build America Series 2010(a)
	115,000	6.630		02/01/35	119,614
	730,000	7.350		07/01/35	796,773
	Illinois State GO Bonds Taxable-Pension Series 2003
	965,000	5.100		06/01/33	904,523

					1,820,910

Minnesota(a)(c) – 0.1%
	Northstar Education Finance, Inc. (Student Loan Asset Backed) Series 2007-1, Class A1 (3M USD LIBOR + 0.100%)
	427,461	1.478		04/28/30	425,354

New York(a) – 0.1%
	Port Authority of New York & New Jersey Consolidated Bonds- 192 Series 2015
	375,000	4.810		10/15/65	441,679

Ohio(a) – 0.1%
	American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	250,000	6.270		02/15/50	324,785

Puerto Rico(d) – 0.3%
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A(a)
	10,000	5.750		07/01/41	4,325
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A(a)
	15,000	5.500		07/01/32	6,712
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B(a)
	10,000	5.750		07/01/38	4,475

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations – (continued)
Puerto Rico(d) – (continued)
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A(a)
$860,000	5.750%		07/01/28	$371,950
170,000	5.000		07/01/41	71,825
Puerto Rico Commonwealth GO Bonds Series 2014 A(a)
715,000	8.000		07/01/35	303,875
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A(a)
10,000	5.250		07/01/27	4,475
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007(a)
55,000	5.250		08/01/57	33,275
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 B(a)
300,000	6.050		08/01/36	180,000
40,000	6.050		08/01/37	24,000
15,000	6.050		08/01/39	9,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 C(a)
190,000	6.000		08/01/31	114,000
35,000	6.000		08/01/32	21,000
95,000	6.000		08/01/38	57,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2008 A(a)
10,000	6.130		08/01/28	6,000
35,000	6.130		08/01/29	21,000
45,000	6.130		08/01/30	27,000
40,000	6.130		08/01/37	24,000
70,000	6.130		08/01/38	42,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2009 C(a)
25,000	5.750		08/01/57	15,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C
20,000	5.000		08/01/21	11,700
290,000	5.000	(a)	08/01/40	169,650
195,000	5.250	(a)	08/01/40	114,075
95,000	5.000	(a)	08/01/46	55,575
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 D(a)
20,000	4.850		08/01/36	11,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A(a)
105,000	5.250		08/01/27	24,675
350,000	6.750		08/01/32	82,250
35,000	5.750		08/01/37	8,225
15,000	6.375		08/01/39	3,525
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A(a)
25,000	4.500		08/01/21	5,875
5,000	5.500		08/01/37	1,175
30,000	5.375		08/01/39	7,050
40,000	5.500		08/01/42	9,400

Municipal Debt Obligations – (continued)
Puerto Rico(d) – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C(a)
15,000	5.375		08/01/38	3,525
290,000	6.000		08/01/39	68,150
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1(a)
150,000	5.000		08/01/43	35,250
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A(a)
15,000	5.500		08/01/28	3,525

				1,955,537

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $7,521,981)				$7,142,393

U.S. Treasury Obligations – 29.7%
United States Treasury Bills(k)
$10,930,000	0.000%		05/24/18	$10,903,739
17,862,000	0.000		06/07/18	17,807,216
United States Treasury Bonds
3,960,000	2.750		11/15/42	3,823,221
5,990,000	3.625	(l)	02/15/44	6,711,975
4,120,000	3.125		08/15/44	4,243,806
2,080,000	3.000		11/15/44	2,094,497
100,000	2.875		08/15/45	98,227
6,560,000	3.000	(l)	11/15/45	6,599,491
13,800,000	2.875	(l)	11/15/46	13,536,834
United States Treasury Notes
14,100,000	1.750		05/31/22	13,673,897
68,060,000	2.125		07/31/24	65,938,572
1,210,000	2.375		08/15/24	1,189,684
9,190,000	2.125		11/30/24	8,880,849
4,560,000	2.250		12/31/24	4,439,160
3,980,000	2.000		11/15/26	3,754,294
United States Treasury Strip Coupon(k)
2,800,000	0.000		02/15/35	1,707,440
1,800,000	0.000		02/15/36	1,066,284

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $169,532,250)				$166,469,186

Shares	Distribution Rate			Value
Investment Company(m) – 1.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
9,604,453	1.609%			$9,604,453
(Cost $9,604,453)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $567,950,426)				$564,998,966

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments – 4.7%
Commercial Paper – 4.7%
Dominion Resources, Inc.(k)
$890,000	0.000%		06/22/18	$884,774
Eastman Chemical Co.(k)
404,000	0.000		04/27/18	403,262
Electricite de France SA(k)
2,443,000	0.000		04/27/18	2,438,541
HP, Inc.(k)
1,569,000	0.000		04/27/18	1,566,607
Marriott International, Inc.(k)
1,841,000	0.000		05/04/18	1,836,769
3,000,000	0.000		05/08/18	2,992,300
Omnicom Capital, Inc.(k)
816,000	0.000		05/04/18	814,125
Potash Corp. of Saskatchewan, Inc.
1,300,000	1.000		05/31/18	1,294,576
1,409,000	0.000	(k)	06/15/18	1,401,508
449,000	0.000	(k)	06/18/18	446,507
Schlumberger Holdings Corp.(k)
606,000	0.000		05/29/18	603,664
Sempra Energy Holdings(k)
1,483,000	0.000		06/20/18	1,474,531
Southern Co.(k)
2,750,000	0.000		04/10/18	2,748,099
1,294,000	0.000		06/21/18	1,286,506
Suncor Energy, Inc.(k)
2,500,000	0.000		05/07/18	2,493,752
VW Credit, Inc.(k)
3,589,000	0.000		06/22/18	3,567,197

TOTAL SHORT-TERM INVESTMENTS
(Cost $26,251,162)				$26,252,718

TOTAL INVESTMENTS – 105.5%
(Cost $594,201,588)				$591,251,684

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.5)%				(30,620,820)

NET ASSETS – 100.0%				$560,630,864

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $102,400,983, which represents approximately 18.3% of the Fund’s net assets as of March 31, 2018. The liquidity determination is unaudited.
(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest date disclosed is that which is in effect on March 31, 2018.
(d)	Security is currently in default and/or non-income producing.

(e)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $54,868,593 which represents approximately 9.8% of the Fund’s net assets as of March 31, 2018.
(h)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $5,271,568, which represents approximately 0.9% of the Fund’s net assets as of March 31, 2018.
(i)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2018.
(j)	Actual maturity date is June 28, 2117.
(k)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(l)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(m)	Represents an affiliated issuer.

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2018

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
MS & Co. Int. PLC	ARS	7,396,922	USD	365,010	$366,626	04/04/18	$1,616
	ARS	47,175,264	USD	2,313,698	2,332,061	04/09/18	18,363
	ARS	31,878,390	USD	1,545,478	1,573,387	04/12/18	27,909
	ARS	19,401,343	USD	947,907	955,558	04/16/18	7,651
	ARS	16,753,016	USD	802,348	823,392	04/20/18	21,045
	ARS	17,897,936	USD	871,105	874,136	05/02/18	3,031
	ARS	25,913,334	USD	1,245,235	1,262,217	05/07/18	16,983
	ARS	8,788,561	USD	422,222	427,168	05/11/18	4,945
	ARS	19,612,770	USD	937,423	951,752	05/14/18	14,328
	ARS	7,715,903	USD	368,389	373,832	05/17/18	5,443
	ARS	5,846,892	USD	279,555	282,226	05/24/18	2,671
	ARS	17,670,809	USD	841,868	850,251	05/31/18	8,383
	AUD	825,211	USD	633,278	633,938	06/20/18	659
	BRL	30,065,868	USD	9,044,914	9,104,564	04/03/18	59,649
	BRL	23,400,334	USD	7,011,043	7,068,935	05/03/18	57,892
	CAD	1,307,888	EUR	816,983	1,016,722	06/20/18	5,363
	CAD	15,728,899	USD	12,185,253	12,227,291	06/20/18	42,038
	CHF	466,571	GBP	348,260	491,440	06/20/18	1,157
	CLP	812,068,410	USD	1,335,772	1,344,906	04/27/18	9,134
	CNH	6,443,907	EUR	819,835	1,023,546	06/20/18	8,656
	CNH	47,700,585	USD	7,495,430	7,576,732	06/20/18	81,303

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	CNY	24,607,777	USD	3,887,014	$3,921,395	04/16/18	$34,381
	COP	2,600,145,923	USD	913,355	930,347	04/20/18	16,992
	COP	2,276,150,871	USD	799,292	814,358	04/27/18	15,065
	CZK	31,026,315	EUR	1,218,271	1,509,667	06/20/18	1,544
	EUR	414,785	CAD	658,594	513,472	06/20/18	1,495
	EUR	1,294,693	CHF	1,512,293	1,602,729	06/20/18	9,829
	EUR	416,264	GBP	365,926	515,303	06/20/18	151
	EUR	2,283,720	HUF	711,761,432	2,827,064	06/20/18	8,190
	EUR	2,753,029	NOK	26,350,009	3,408,035	06/20/18	37,841
	EUR	1,507,867	SEK	15,229,822	1,866,620	06/20/18	31,491
	EUR	4,382,629	USD	5,417,850	5,419,794	06/08/18	1,943
	EUR	828,108	USD	1,024,749	1,025,133	06/20/18	384
	GBP	1,473,748	EUR	1,664,152	2,074,746	06/20/18	14,658
	GBP	963,000	USD	1,334,007	1,354,129	05/25/18	20,122
	GBP	5,145,744	USD	7,193,105	7,244,195	06/20/18	51,092
	HKD	29,621,264	USD	3,790,066	3,791,951	09/19/18	1,885
	IDR	7,023,440,348	USD	510,009	511,501	04/09/18	1,492
	IDR	103,250,797,293	USD	7,485,326	7,510,016	04/26/18	24,690
	INR	16,340,628	USD	250,739	250,974	04/06/18	236
	INR	349,416,381	USD	5,354,189	5,364,121	04/13/18	9,931
	INR	35,481,439	USD	540,135	540,285	06/20/18	151
	JPY	54,872,869	EUR	414,993	518,490	06/20/18	4,761
	JPY	101,727,000	USD	951,779	959,025	05/18/18	7,246
	JPY	53,996,215	USD	509,951	510,206	06/20/18	256
	KRW	1,379,397,092	USD	1,284,027	1,297,331	04/05/18	13,305
	KRW	547,148,318	USD	511,070	515,134	04/09/18	4,063
	KRW	5,699,260,450	USD	5,326,164	5,366,183	04/12/18	40,019
	KRW	939,739,018	USD	883,986	884,906	04/16/18	920
	KRW	1,510,300,708	USD	1,405,827	1,422,524	04/26/18	16,698
	KRW	638,006,301	USD	591,840	600,942	04/27/18	9,101
	MXN	47,059,898	USD	2,494,387	2,556,098	06/20/18	61,712
	NOK	9,357,519	EUR	963,243	1,196,837	06/20/18	4,418
	NOK	1,706,859	GBP	154,318	218,309	06/20/18	1,060
	NZD	560,028	USD	402,559	404,626	06/20/18	2,067
	PEN	6,134,513	USD	1,894,722	1,900,919	04/09/18	6,197
	PLN	5,157,471	EUR	1,215,593	1,509,000	06/20/18	4,192
	SEK	12,349,131	EUR	1,201,037	1,488,018	06/20/18	1,229
	SGD	3,293,908	USD	2,512,725	2,516,983	06/20/18	4,259
	THB	34,938,868	USD	1,114,726	1,117,762	04/12/18	3,035
	TRY	2,009,525	USD	494,169	497,292	06/20/18	3,122
	TWD	25,791,512	USD	883,986	887,245	04/16/18	3,259
	TWD	21,285,137	USD	728,432	732,311	04/17/18	3,879
	TWD	137,303,146	USD	4,720,136	4,736,415	05/10/18	16,279
	USD	2,679,579	ARS	53,985,208	2,675,759	04/04/18	3,820
	USD	1,173,736	AUD	1,498,377	1,150,912	05/23/18	22,824
	USD	1,050,030	AUD	1,347,997	1,035,548	06/20/18	14,482
	USD	1,307,703	BRL	4,189,548	1,268,682	04/03/18	39,022
	USD	3,189,877	CAD	4,102,149	3,187,357	05/25/18	2,520
	USD	1,500,908	CAD	1,923,857	1,495,563	06/20/18	5,346
	USD	870,709	CHF	812,618	855,931	06/20/18	14,778
	USD	1,618,497	CLP	958,914,399	1,588,041	04/20/18	30,456
	USD	494,913	CNH	3,099,697	492,354	06/20/18	2,559

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	USD	8,618,217	EUR	6,923,410	$8,570,635	06/20/18	$47,583
	USD	2,188,899	GBP	1,541,782	2,170,527	06/20/18	18,371
	USD	2,086,000	HKD	16,158,500	2,061,822	05/11/18	24,178
	USD	2,757,000	HKD	21,389,181	2,738,125	09/19/18	18,875
	USD	2,991,159	IDR	40,009,114,908	2,913,337	04/11/18	77,822
	USD	4,042,792	INR	262,943,186	4,037,352	04/05/18	5,440
	USD	496,050	INR	32,290,828	495,718	04/13/18	333
	USD	1,930,426	INR	125,079,422	1,916,772	04/27/18	13,653
	USD	5,987,713	JPY	628,999,432	5,943,371	06/20/18	44,342
	USD	635,195	NOK	4,891,973	625,689	06/20/18	9,505
	USD	5,487,691	NZD	7,557,897	5,460,656	06/20/18	27,034
	USD	416,073	RUB	23,790,407	412,756	05/17/18	3,317
	USD	869,702	SEK	6,812,993	816,231	04/05/18	53,471
	USD	413,896	SEK	3,368,740	405,918	06/20/18	7,978
	USD	511,836	SGD	669,560	511,633	06/20/18	203
	USD	1,433,158	TRY	5,720,486	1,415,634	06/20/18	17,524
	USD	358,333	TWD	10,366,814	356,668	04/17/18	1,665
	USD	5,441,040	TWD	157,526,554	5,426,162	04/27/18	14,878
	USD	745,111	TWD	21,597,783	745,038	05/10/18	73
	USD	1,822,178	ZAR	21,664,789	1,817,737	05/18/18	4,442
	USD	2,625,195	ZAR	31,002,289	2,590,138	06/20/18	35,057
	ZAR	129,014,483	USD	10,769,736	10,778,736	06/20/18	8,999
TOTAL							$1,463,409

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
MS & Co. Int. PLC	ARS	100,573,493	USD	5,078,696	$4,984,891	04/04/18	$(93,806)
	ARS	53,985,207	USD	2,551,889	2,549,318	07/03/18	(2,571)
	AUD	655,353	GBP	367,932	503,451	06/20/18	(14,525)
	AUD	1,403,634	USD	1,099,520	1,078,139	05/23/18	(21,381)
	AUD	12,804,602	USD	9,998,770	9,836,660	06/20/18	(162,111)
	BRL	25,113,896	USD	7,752,634	7,605,005	04/03/18	(147,633)
	BRL	2,717,523	USD	834,184	820,928	05/03/18	(13,256)
	CAD	1,975,253	EUR	1,242,962	1,535,518	06/20/18	(3,172)
	CAD	3,594,797	USD	2,795,354	2,793,146	05/25/18	(2,208)
	CAD	4,819,434	USD	3,754,073	3,746,518	06/20/18	(7,554)
	CHF	3,793,425	EUR	3,242,794	3,995,616	06/20/18	(18,706)
	CLP	757,806,081	USD	1,257,665	1,254,989	04/20/18	(2,676)
	EUR	424,086	CZK	10,806,133	524,985	06/20/18	(816)
	EUR	2,473,381	GBP	2,192,041	3,061,852	06/20/18	(24,112)
	EUR	411,748	NOK	4,011,364	509,712	06/20/18	(3,346)
	EUR	569,819	PLN	2,415,775	705,391	06/20/18	(1,429)
	EUR	8,776,300	USD	10,931,901	10,864,369	06/20/18	(67,534)
	GBP	2,126,754	USD	3,012,116	2,994,052	06/20/18	(18,065)
	HKD	8,874,857	USD	1,135,732	1,133,836	06/20/18	(1,896)
	HUF	1,222,454,421	EUR	3,917,056	4,841,431	06/20/18	(7,576)
	IDR	90,983,985,542	USD	6,699,283	6,625,167	04/11/18	(74,116)
	IDR	61,027,557,388	USD	4,540,706	4,442,181	04/16/18	(98,524)
	IDR	6,801,161,526	USD	494,885	494,687	04/26/18	(198)

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	INR	296,276,714	USD	4,610,454	$4,549,171	04/05/18	$(61,284)
	INR	65,644,144	USD	1,008,194	1,007,746	04/13/18	(447)
	INR	72,191,664	USD	1,109,835	1,107,840	04/16/18	(1,994)
	INR	528,486,633	USD	8,161,735	8,098,764	04/27/18	(62,970)
	JPY	52,424,150	CAD	638,927	495,352	06/20/18	(1,335)
	JPY	106,747,755	EUR	816,344	1,008,652	06/20/18	(1,917)
	JPY	601,699,469	USD	5,721,227	5,685,416	06/20/18	(35,812)
	NOK	53,727,641	EUR	5,585,133	6,871,823	06/20/18	(42,133)
	NZD	6,582,157	USD	4,794,372	4,755,675	06/20/18	(38,695)
	PEN	6,831,064	USD	2,122,965	2,117,071	04/05/18	(5,893)
	PHP	28,235,441	USD	538,382	537,112	06/06/18	(1,270)
	PLN	22,907,336	EUR	5,425,485	6,702,350	06/20/18	(13,972)
	RUB	326,902,517	USD	5,705,503	5,671,649	05/17/18	(33,854)
	SEK	287,674,748	EUR	28,231,569	34,663,590	06/20/18	(284,867)
	SEK	12,575,105	NOK	11,911,311	1,515,247	06/20/18	(8,222)
	SEK	5,103,000	USD	651,416	611,365	04/05/18	(40,050)
	SEK	4,176,469	USD	509,136	503,247	06/20/18	(5,889)
	SGD	2,046,006	USD	1,564,885	1,563,421	06/20/18	(1,466)
	TRY	3,732,900	USD	942,455	923,771	06/20/18	(18,684)
	TWD	28,923,294	USD	998,733	995,100	04/17/18	(3,633)
	TWD	77,271,252	USD	2,669,872	2,661,687	04/27/18	(8,186)
	TWD	42,974,391	USD	1,486,010	1,482,446	05/10/18	(3,564)
	USD	2,675,184	ARS	53,985,207	2,675,758	04/04/18	(575)
	USD	515,381	ARS	10,660,634	526,998	04/09/18	(11,617)
	USD	15,330,924	BRL	50,990,216	15,440,887	04/03/18	(109,960)
	USD	742,158	BRL	2,475,986	747,963	05/03/18	(5,806)
	USD	629,753	CAD	810,883	630,362	06/20/18	(609)
	USD	1,001,489	CLP	608,885,184	1,008,364	04/20/18	(6,875)
	USD	1,483,300	CNH	9,398,000	1,492,772	06/20/18	(9,474)
	USD	1,425,503	CNY	9,036,264	1,439,982	04/16/18	(14,479)
	USD	530,995	COP	1,529,573,462	547,290	04/20/18	(16,295)
	USD	8,369,142	EUR	6,770,000	8,372,144	06/08/18	(3,002)
	USD	2,117,817	EUR	1,713,080	2,120,659	06/20/18	(2,841)
	USD	2,271,188	GBP	1,639,537	2,305,446	05/25/18	(34,258)
	USD	3,559,073	GBP	2,537,156	3,571,817	06/20/18	(12,743)
	USD	509,010	INR	33,333,529	511,819	04/05/18	(2,809)
	USD	249,389	INR	16,340,628	250,974	04/06/18	(1,585)
	USD	3,998,867	INR	261,130,158	4,008,779	04/13/18	(9,912)
	USD	2,704,409	INR	176,717,135	2,708,092	04/27/18	(3,683)
	USD	826,502	JPY	88,337,219	832,794	05/18/18	(6,292)
	USD	14,389,042	JPY	1,523,570,282	14,396,107	06/20/18	(7,065)
	USD	1,284,688	KRW	1,379,397,092	1,297,332	04/05/18	(12,644)
	USD	4,306,598	KRW	4,649,895,209	4,378,145	04/12/18	(71,548)
	USD	1,006,872	KRW	1,078,158,422	1,015,248	04/16/18	(8,377)
	USD	496,014	KRW	529,519,276	498,745	04/26/18	(2,731)
	USD	549,250	MXN	10,246,592	557,216	06/12/18	(7,966)
	USD	4,633,967	MXN	87,327,533	4,743,269	06/20/18	(109,301)
	USD	991,972	NZD	1,377,728	995,422	06/20/18	(3,449)
	USD	2,108,096	PEN	6,831,064	2,117,071	04/05/18	(8,975)
	USD	1,014,575	SGD	1,329,975	1,016,277	06/20/18	(1,701)
	USD	540,849	THB	16,995,799	543,728	04/12/18	(2,879)
	USD	542,220	THB	16,975,272	543,143	04/16/18	(923)

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	USD	306,126	TRY	1,239,261	$306,677	06/20/18	$(550)
	USD	6,969,829	TWD	203,968,939	7,017,509	04/17/18	(47,681)
	USD	1,157,547	TWD	33,684,728	1,160,305	04/27/18	(2,757)
	USD	5,283,532	TWD	153,572,269	5,297,636	05/10/18	(14,104)
	USD	1,718,949	TWD	49,969,841	1,729,569	06/12/18	(10,620)
	ZAR	12,210,860	USD	1,022,809	1,020,177	06/20/18	(2,634)
TOTAL							$(2,032,068)

FORWARD SALES CONTRACTS — At March 31, 2018, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA	4.000%	TBA-30yr	04/12/48	$1,000,000	$(1,026,094)
FNMA	4.500	TBA-30yr	05/14/48	2,000,000	(2,090,547)
TOTAL (Proceeds Receivable: $3,110,625)					$(3,116,641)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
2 Year U.S. Treasury Notes	118	06/29/18	$25,087,906	$11,637
10 Year German Euro-Bund	9	06/07/18	1,765,535	1,671
10 Year U.S. Treasury Notes	233	06/20/18	28,225,766	164,645
20 Year U.S. Treasury Bonds	146	06/20/18	21,407,250	458,972
Total				$636,925
Short position contracts:
Eurodollars	(394)	12/16/19	(95,756,775)	(1,598)
Italian 10 Year Government Bonds	(11)	06/07/18	(1,878,515)	(4,571)
Ultra Long U.S. Treasury Bonds	(4)	06/20/18	(641,875)	(1,375)
Ultra 10 Year U.S. Treasury Notes	(5)	06/20/18	(649,297)	(9,349)
5 Year U.S. Treasury Notes	(477)	06/29/18	(54,597,867)	(158,069)
Total				$(174,962)
TOTAL FUTURES CONTRACTS				$461,963

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2018, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund(a)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M KWCDC	2.000%	BoA Securities LLC	03/21/20	KRW 26,099,520	$12,038	$2,632	$9,406

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2018.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M STIBOR(a)	0.050%(b)	06/15/18	SEK	136,670		$28,317	$15,684	$12,633
3M STIBOR(a)	0.330(b)	09/15/18		101,290		4,981	994	3,987
0.330%(a)	3M STIBOR(b)	09/15/18		101,290		(19,315)	(117)	(19,198)
6M GBP(b)	0.900(a)	06/20/19	GBP	26,090	(c)	25,610	6,364	19,246
6M CDOR(d)	1.750	06/20/19	CAD	41,040	(c)	(106,497)	(89,355)	(17,142)
3M LIBOR(e)	2.100	06/20/19		$26,610	(c)	2,046	(10,839)	12,885
3M STIBOR(b)	0.100(a)	06/29/19		263,500	(c)	64,450	(4,232)	68,682
3M LIBOR(e)	2.206	09/04/19		$133,090	(c)	18,728	(8,720)	27,448
Mexico IB TIIE 28D(f)	7.600	06/17/20	MXN	28,125	(c)	3,096	(1,231)	4,327
6M CDOR(b)	1.750	06/20/20	CAD	15,850	(c)	(121,882)	(118,686)	(3,196)
0.100(d)	3M STIBOR(a)	06/20/20	SEK	143,910	(c)	(65,428)	(53,423)	(12,005)
2.250(a)	6M AUDOR	06/20/20	AUD	19,610	(c)	(50,650)	(41,889)	(8,761)
3M LIBOR(a)	2.139(b)	11/20/20		$90,470	(c)	(1,014,061)	(122,902)	(891,159)
0.250(d)	3M STIBOR(a)	06/20/21	SEK	154,110	(c)	(57,140)	(20,480)	(36,660)
6M EURO(d)	0.350(b)	12/16/21	EUR	52,870	(c)	(115,119)	(401,880)	286,761
0.500(b)	3M STIBOR(a)	12/16/21	SEK	457,380	(c)	115,284	252,867	(137,583)
6M EURO(d)	0.750(b)	02/17/22	EUR	19,400	(c)	116,575	25,748	90,827
0.500(b)	3M STIBOR(a)	06/20/22	SEK	161,220	(c)	(100,249)	(36,360)	(63,889)
6M CDOR(d)	2.028	07/18/22		13,820	(c)	(142,954)	(47,251)	(95,703)
6.750(f)	Mexico IB TIIE 28D	12/14/22	MXN	10		14	22	(8)
2.510(b)	6M WIBOR(d)	12/20/22	PLN	14,930		(42,816)	(18,474)	(24,342)
6M EURO(d)	0.850(b)	02/10/23	EUR	25,860	(c)	176,687	(52,601)	229,288
2.750(d)	3M LIBOR(a)	02/20/23		$8,990	(c)	9,739	16,049	(6,310)
2.550(d)	6M WIBOR(d)	03/21/23	PLN	18,000		(48,784)	11,465	(60,249)
6M EURO(d)	0.250(b)	06/20/23	EUR	38,390	(c)	(413,507)	(969,254)	555,747
6M CDOR(d)	2.000	06/20/23	CAD	14,910	(c)	(228,054)	(273,324)	45,270
0.500(b)	3M STIBOR(a)	06/20/23	SEK	299,690	(c)	127,183	334,915	(207,732)
2.500(d)	6M AUDOR	06/20/23	AUD	14,340	(c)	21,088	72,780	(51,692)
2.851(d)	3M LIBOR(a)	09/04/23		$39,670	(c)	(191,285)	26,485	(217,770)
2.275(d)	3M LIBOR(a)	11/20/23		39,430	(c)	895,645	67,252	828,393
6M GBP(d)	1.200	11/21/23	GBP	27,380	(c)	(445,570)	(184,265)	(261,305)
2.882(d)	3M LIBOR(a)	02/28/25		$6,940	(c)	(57,088)	(14,270)	(42,818)
6M EURO(d)	1.330(b)	01/12/27	EUR	8,340	(c)	(23,731)	(88,132)	64,401
6M GBP(d)	1.600	03/16/27	GBP	11,750	(c)	(14,947)	(673,644)	658,697
6M EURO(d)	1.600(b)	10/25/27	EUR	2,170	(c)	10,807	(123,488)	134,295
2.000(b)	3M STIBOR(a)	10/25/27	SEK	20,610	(c)	(13,198)	(157,588)	144,390
2.000(b)	3M STIBOR(a)	11/02/27		50,880	(c)	(31,446)	2,595	(34,041)
6M EURO(d)	1.500(b)	12/19/27	EUR	9,720	(c)	(23,309)	37,895	(61,204)
3M LIBOR(a)	2.750(d)	12/21/27		$8,280	(c)	(35,599)	(91,812)	56,213
3.500(d)	6M AUDOR	12/21/27	AUD	8,500	(c)	(100,128)	(113,113)	12,985

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
8.645%(a)	3M JIBAR	01/19/28	ZAR	10,900	(c)	$(8,854)	$14	$(8,868)
8.660(a)	3M JIBAR	01/19/28		5,450	(c)	(4,627)	7	(4,634)
8.570(a)	3M JIBAR	01/22/28		5,550	(c)	(3,459)	7	(3,466)
8.590(a)	3M JIBAR	01/22/28		10,790	(c)	(7,253)	14	(7,267)
8.560(a)	3M JIBAR	02/15/28		7,680	(c)	(4,342)	10	(4,352)
8.585(a)	3M JIBAR	02/15/28		6,130	(c)	(3,838)	8	(3,846)
8.620(a)	3M JIBAR	02/15/28		12,280	(c)	(8,734)	16	(8,750)
8.520(a)	3M JIBAR	02/16/28		7,930	(c)	(3,705)	10	(3,715)
8.400(a)	3M JIBAR	02/21/28		16,150	(c)	(2,723)	21	(2,744)
6M EURO(d)	1.000%(b)	06/20/28	EUR	13,450	(c)	(12,430)	(245,227)	232,797
3M LIBOR(a)	2.250(d)	06/20/28		$200	(c)	(9,598)	(12,125)	2,527
6M CDOR(d)	2.250	06/20/28	CAD	20,150	(c)	(396,658)	(497,482)	100,824
2.250(d)	3M LIBOR(a)	06/20/28		$610	(c)	29,274	34,425	(5,151)
1.500(b)	3M STIBOR(a)	06/20/28	SEK	29,480	(c)	(81,918)	(31,139)	(50,779)
3.000(d)	6M AUDOR	06/20/28	AUD	8,670	(c)	(95,958)	(10,341)	(85,617)
1.000(b)	6M EURO(d)	06/20/28	EUR	310	(c)	287	5,628	(5,341)
1.250(d)	6M GBP	06/20/28	GBP	2,130	(c)	76,087	108,571	(32,484)
6M CHFOR(d)	1.000(b)	06/21/28	CHF	1,760	(c)	6,389	8,579	(2,190)
3M NIBOR(a)	3.000(b)	06/21/28	NOK	27,910	(c)	59,896	34,300	25,596
4.000(d)	3M NZDOR(a)	06/21/28	NZD	3,400	(c)	(40,189)	(8,577)	(31,612)
1.400(d)	6M GBP	11/21/28	GBP	16,550	(c)	335,685	209,431	126,254
1.940(d)	6M GBP	01/11/32		8,150	(c)	(119,989)	(41,395)	(78,594)
1.500(d)	6M GBP	06/20/33		6,590	(c)	93,261	273,521	(180,260)
1.750(d)	6M GBP	03/17/37		9,610	(c)	(100,508)	(329,840)	229,332
3M LIBOR(a)	2.750(d)	06/16/37		$4,800	(c)	(67,335)	(109,683)	42,348
1.750(d)	6M GBP	12/14/37	GBP	4,010	(c)	(45,943)	(37,938)	(8,005)
1.750(d)	6M GBP	06/14/38		3,790	(c)	(47,158)	(45,005)	(2,153)
1.500(b)	6M EURO(d)	06/20/38	EUR	5,150	(c)	(43,854)	110,828	(154,682)
3M LIBOR(a)	2.500(d)	06/17/47		$7,130	(c)	(104,903)	(155,306)	50,403
1.750(b)	6M EURO(d)	06/16/48	EUR	2,510	(c)	(35,199)	(12,995)	(22,204)
2.540(d)	6M CDOR	07/18/48		2,320	(c)	30,578	12,028	18,550
TOTAL						$(2,460,225)	$(3,585,850)	$1,125,625

(a)	Payments made quarterly.
(b)	Payments made annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2018.
(d)	Payments made semi-annually.
(e)	Payments made at the termination date.
(f)	Payments made monthly.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund(a)	Credit Spread at March 31, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People's Republic of China, 7.500%, 10/28/27	(1.000)%	0.375%	Barclays Bank PLC	06/20/21	980	$(19,381)	$6913	$(26,294)
People's Republic of China, 7.500%, 10/28/27	(1.000)	0.454	Barclays Bank PLC	12/20/21	1,130	(22,334)	(2,955)	(19,379)
People's Republic of China, 4.250%, 10/28/18	(1.000)	0.136	Barclays Bank PLC	03/20/19	270	(2,364)	(203)	(2,161)
People's Republic of China, 7.500%, 10/28/27	(1.000)	0.326	BoA Securities LLC	12/20/20	830	(15,134)	2,682	(17,816)
People's Republic of China, 4.250%, 10/28/18	(1.000)	0.136	BoA Securities LLC	06/20/19	100	(1,089)	(152)	(937)
People's Republic of China, 7.500%, 10/28/27	(1.000)	0.375	Citibank NA	06/20/21	560	(11,075)	3,384	(14,459)
People's Republic of China, 7.500%, 10/28/27	(1.000)	0.326	Citibank NA	12/20/20	720	(13,129)	3,310	(16,439)
People's Republic of China, 7.500%, 10/28/27	(1.000)	0.513	Citibank NA	06/20/22	280	(5,531)	(3,571)	(1,960)
People's Republic of China, 4.250%, 10/28/18	(1.000)	0.136	Citibank NA	03/20/19	3,080	(26,964)	(2,784)	(24,180)
People's Republic of China, 4.250%, 10/28/18	(1.000)	0.136	Citibank NA	06/20/19	4,390	(47,815)	(4,859)	(42,956)
People's Republic of China, 7.500%, 10/28/27	(1.000)	0.375	Deutsche Bank Securities, Inc.	06/20/21	460	(9,097)	3,462	(12,559)
People's Republic of China, 7.500%, 10/28/27	(1.000)	0.326	JPMorgan Securities, Inc.	12/20/20	230	(4,194)	1,150	(5,344)
People's Republic of China, 7.500%, 10/28/27	(1.000)	0.326	JPMorgan Securities, Inc.	12/20/20	6,180	(112,686)	26,230	(138,916)
People's Republic of China, 7.500%, 10/28/27	(1.000)	0.375	JPMorgan Securities, Inc.	06/20/21	10	(198)	62	(260)
People's Republic of China, 7.500%, 10/28/27	(1.000)	0.513	JPMorgan Securities, Inc.	06/20/22	580	(11,455)	(7,444)	(4,011)
People's Republic of China, 4.250%, 10/28/18	(1.000)	0.136	JPMorgan Securities, Inc.	03/20/19	270	(2,364)	(184)	(2,180)
People's Republic of China, 4.250%, 10/28/18	(1.000)	0.136	JPMorgan Securities, Inc.	06/20/19	120	(1,307)	(198)	(1,109)
TOTAL						$(306,117)	$24,843	$(330,960)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2018(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
CDX.NA.IG Index 30	(1.000)%	0.655%	06/20/23		$9,025	$(152,500)	$(157,710)	$5,210
iTraxx Europe Series 29	(1.000)	0.598	06/20/23	EUR	1,400	(36,692)	(37,359)	667
Protection Sold:
CDX.NA.IG Index 30	1.000	0.655	06/20/23		$10,525	177,847	190,707	(12,860)
TOTAL						$(11,345)	$(4,362)	$(6,983)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/ Index(a)	Financing Rate Paid by the Fund(b)	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*
Egypt Treasury Bill	0.000%	Citibank NA	10/11/18	$5,250	$6,813
(a)	Payments made semi-annually.
(b)	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their value.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2018, the Fund had the following written and purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Eurodollar Futures	$98.00	06/15/2018	69	$172,500	$117,300	$19,130	$98,170

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
2Y IRS	Citibank NA	2.250%	03/30/2020	13,200,000	$13,200,000	$457	$45,692	$(45,235)
Puts
1Y IRS	BoA Securities LLC	2.750	03/04/2019	2,500,000	2,500,000	48,050	40,556	7,494
1Y IRS	Citibank NA	2.750	02/13/2019	4,700,000	4,700,000	87,746	82,250	5,496
1Y IRS	Citibank NA	2.750	02/12/2019	2,500,000	2,500,000	46,545	42,500	4,045
1Y IRS	Citibank NA	2.450	01/23/2019	7,200,000	7,200,000	63,632	80,800	(17,168)
1Y IRS	Citibank NA	2.400	01/25/2019	4,700,000	4,700,000	37,112	48,044	(10,932)
1Y IRS	JPMorgan Securities, Inc.	2.750	03/06/2019	2,300,000	2,300,000	44,433	38,333	6,100
2Y IRS	Citibank NA	2.450	03/26/2020	9,600,000	9,600,000	44,413	38,506	5,907
Total Over-the-Counter Interest Rate Swaptions				33,500,000	$33,500,000	$371,931	$370,989	$942
Total Purchased option contracts				46,700,000	$46,700,000	$372,388	$416,681	$(44,293)
Total Purchased options contracts				46,700,069	$46,872,500	$489,688	$435,811	$53,877

Written option contracts
Calls
2Y IRS Citibank NA	2.338%	03/30/2020	(2,900,000)	$(2,900,000)	$(45,675)	$(45,675)	$—
Puts
1Y IRS BoA Securities LLC	2.795	03/04/2019	(1,100,000)	(1,100,000)	(51,199)	(40,150)	(11,049)
1Y IRS Citibank NA	2.503	01/23/2019	(3,200,000)	(3,200,000)	(67,593)	(80,800)	13,207
1Y IRS Citibank NA	2.449	01/25/2019	(2,100,000)	(2,100,000)	(38,966)	(48,300)	9,334
1Y IRS Citibank NA	2.790	02/12/2019	(1,100,000)	(1,100,000)	(49,080)	(42,075)	(7,005)
1Y IRS Citibank NA	2.799	02/13/2019	(2,100,000)	(2,100,000)	(95,793)	(82,687)	(13,106)
1Y IRS JPMorgan Securities, Inc.	2.793	03/06/2019	(1,000,000)	(1,000,000)	(46,518)	(37,500)	(9,018)
2Y IRS Citibank NA	2.530	03/26/2020	(2,100,000)	(2,100,000)	(44,179)	(38,325)	(5,854)
			(12,700,000)	$(12,700,000)	$(393,328)	$(369,837)	$(23,491)
Total Written option contracts			(15,600,000)	$(15,600,000)	$(439,003)	$(415,512)	$(23,491)
TOTAL			31,100,000	$31,100,000	$(66,615)	$1,169	$(67,784)

Abbreviations:
1Y IRS	—1 Year Interest Rate Swaptions
2Y IRS	—2 Year Interest Rate Swaptions
BoA Securities LLC	—Bank of America Securities LLC
CDX.NA.IG Index 30	—CDX North America Investment Grade Index 30
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments

March 31, 2018

Principal Amount	Interest Rate		Maturity Date		Value
Corporate Obligations – 26.4%
Aerospace & Defense(a) – 0.3%
Northrop Grumman Corp.
$1,975,000	2.930%		01/15/25		$1,893,691
825,000	3.250		01/15/28		787,490

					2,681,181

Agriculture – 1.3%
BAT Capital Corp.(a)(b)
1,960,000	3.222		08/15/24		1,889,683
1,075,000	3.557		08/15/27		1,029,674
1,025,000	4.390		08/15/37		1,018,440
475,000	4.540		08/15/47		469,892
BAT International Finance PLC(b)
4,875,000	2.750		06/15/20		4,833,370
Reynolds American, Inc.(a)
3,125,000	4.450		06/12/25		3,214,598

					12,455,657

Automotive – 0.5%
Ford Motor Credit Co. LLC
3,250,000	5.875		08/02/21		3,467,901
General Motors Financial Co., Inc.
1,125,000	3.250		05/15/18		1,125,289

					4,593,190

Banks – 6.1%
Banco Santander SA
2,600,000	3.125		02/23/23		2,519,700
800,000	4.250		04/11/27		796,852
Bank of America Corp.
3,050,000	4.125		01/22/24		3,139,443
1,243,000	4.000		04/01/24		1,270,170
1,700,000	3.248(a)		10/21/27		1,602,279
350,000	6.110		01/29/37		421,108
(3M USD LIBOR + 1.040%)
1,120,000	3.419(a)(b)(c)		12/20/28		1,072,845
(3M USD LIBOR + 1.575%)
100,000	3.824(a)(c)		01/20/28		98,795
Barclays PLC
400,000	4.950		01/10/47		410,260
BNP Paribas SA(b)
2,500,000	3.500		03/01/23		2,480,173
900,000	3.375		01/09/25		870,559
BNP Paribas/BNP Paribas US Medium-Term Note Program LLC
1,375,000	3.250		03/03/23		1,363,816
Capital One NA(a)
1,700,000	2.650		08/08/22		1,635,510
Citigroup, Inc.
1,300,000	4.600		03/09/26		1,333,472
1,150,000	4.125		07/25/28		1,136,467
Credit Agricole SA(b)
1,050,000	3.250		10/04/24		1,003,213
Credit Suisse Group AG(a)(b)
1,000,000	4.282		01/09/28		1,002,350
(3M USD LIBOR + 1.410%)
1,425,000	3.869(c)		01/12/29		1,381,271

Corporate Obligations – (continued)
Banks – (continued)
Credit Suisse Group Funding Guernsey Ltd.
$475,000		3.750%		03/26/25		$463,911
Deutsche Bank AG
425,000		2.500		02/13/19		423,292
2,500,000		2.700		07/13/20		2,449,847
HSBC Holdings PLC
875,000		6.500		05/02/36		1,083,148
(3M USD LIBOR + 1.055%)
2,200,000		3.262(a)(c)		03/13/23		2,171,394
ING Bank NV(a) (c) (5 year USD ICE Swap + 2.700%)
2,025,000		4.125		11/21/23		2,035,396
Intesa Sanpaolo SpA(b)
2,525,000		3.375		01/12/23		2,465,000
JPMorgan Chase & Co.(a)
346,000		3.625		12/01/27		331,772
(3M USD LIBOR + 0.945%)
650,000		3.509(c)		01/23/29		630,956
(3M USD LIBOR + 1.337%)
2,550,000		3.782(c)		02/01/28		2,534,697
(3M USD LIBOR + 1.360%)
800,000		3.882(c)		07/24/38		777,317
(3M USD LIBOR + 3.800%)
2,250,000		5.300(c)		12/29/49		2,310,750
Morgan Stanley, Inc.
4,700,000		3.700		10/23/24		4,677,059
700,000		4.000		07/23/25		706,518
175,000		3.625		01/20/27		171,292
(3M USD LIBOR + 1.400%)
2,575,000		3.141(a)(c)		10/24/23		2,633,427
Royal Bank of Scotland Group PLC
1,336,000		3.875		09/12/23		1,319,381
(3M USD LIBOR + 1.480%)
2,475,000		3.498(a)(c)		05/15/23		2,432,087
Santander Holdings USA, Inc.(a)
650,000		2.650		04/17/20		642,754
The Bank of New York Mellon Corp.(a)
825,000		3.300		08/23/29		775,627
UBS Group Funding Switzerland AG(b)
2,550,000		4.125		09/24/25		2,564,160
UniCredit SpA(b)
600,000		3.750		04/12/22		595,630
Wells Fargo & Co.
2,700,000		3.000		10/23/26		2,528,429

						60,262,127

Beverages(a) – 0.6%
Anheuser-Busch InBev Finance, Inc.
850,000		4.700		02/01/36		899,355
1,175,000		4.900		02/01/46		1,267,250
Anheuser-Busch InBev Worldwide, Inc.
3,225,000		4.000		04/13/28		3,264,369
550,000		4.600		04/15/48		568,930

						5,999,904

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Chemicals – 0.1%
CNAC HK Finbridge Co. Ltd.
$200,000	4.125%		07/19/27	$188,750
The Sherwin-Williams Co.(a)
400,000	2.750		06/01/22	389,590
325,000	3.125		06/01/24	314,233
525,000	4.500		06/01/47	522,594

				1,415,167

Commercial Services – 0.4%
Ecolab, Inc.
133,000	5.500		12/08/41	158,225
1,081,000	3.950	(a)(b)	12/01/47	1,051,009
Rensselaer Polytechnic Institute
2,600,000	5.600		09/01/20	2,744,367

				3,953,601

Computers( a) – 0.2%
Dell International LLC/EMC Corp.(b)
1,100,000	5.450		06/15/23	1,166,027
Hewlett Packard Enterprise Co.
1,025,000	4.900		10/15/25	1,064,209

				2,230,236

Diversified Financial Services – 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2,075,000	4.625		07/01/22	2,127,171
1,450,000	3.300	(a)	01/23/23	1,410,097
American Express Co.(a)
700,000	3.625		12/05/24	695,305
Huarong Finance II Co. Ltd.
210,000	5.000		11/19/25	212,362
International Lease Finance Corp.(b)
1,400,000	7.125		09/01/18	1,423,317
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.
200,000	4.150		01/23/30	186,078
TD Ameritrade Holding Corp.(a)
1,950,000	2.950		04/01/22	1,932,462

				7,986,792

Electrical – 1.9%
Arizona Public Service Co.(a)
1,175,000	2.950		09/15/27	1,119,558
Berkshire Hathaway Energy Co.(a)(b)
800,000	3.250		04/15/28	772,075
Duke Energy Carolinas LLC(a)
800,000	3.950		03/15/48	808,220
Duke Energy Corp.(a)
2,100,000	3.150		08/15/27	1,976,729
Emera US Finance LP(a)
950,000	2.700		06/15/21	928,416
Enel Finance International NV(b)
1,375,000	2.875		05/25/22	1,341,890
Entergy Corp.(a)
1,025,000	2.950		09/01/26	954,155
Exelon Corp.(a)
1,125,000	3.497		06/01/22	1,114,193

Corporate Obligations – (continued)
Electrical – (continued)
Florida Power & Light Co.(a)
1,532,000	4.125		02/01/42	1,592,631
750,000	3.950		03/01/48	763,051
Pacific Gas & Electric Co.(a)
975,000	3.500		06/15/25	951,429
Ruwais Power Co. PJSC(b)
740,000	6.000		08/31/36	840,825
Sempra Energy(a)(c) (3M USD LIBOR + 0.500%)
1,900,000	2.209		01/15/21	1,901,393
Southern California Edison Co.(a)
1,950,000	4.050		03/15/42	1,963,038
The Southern Co.(a)
1,730,000	3.250		07/01/26	1,643,895

				18,671,498

Electrical Components & Equipment(a) – 0.1%
Hubbell, Inc.
1,250,000	3.500		02/15/28	1,220,450

Food & Drug Retailing – 0.4%
Kraft Heinz Foods Co.(a)
250,000	5.200		07/15/45	254,081
125,000	4.375		06/01/46	114,623
Smithfield Foods, Inc.(b)
1,200,000	2.700		01/31/20	1,183,019
2,350,000	2.650	(a)	10/03/21	2,250,075

				3,801,798

Healthcare Providers & Services – 0.8%
Aetna, Inc.(a)
750,000	2.800		06/15/23	720,635
Becton Dickinson & Co.(a)
2,575,000	2.894		06/06/22	2,498,421
1,275,000	3.363		06/06/24	1,227,186
825,000	4.685		12/15/44	830,479
300,000	4.669		06/06/47	303,200
Stryker Corp.(a)
575,000	2.625		03/15/21	568,881
475,000	3.375		11/01/25	469,078
Thermo Fisher Scientific, Inc.(a)
450,000	3.000		04/15/23	438,508
UnitedHealth Group, Inc.
950,000	4.625		07/15/35	1,039,002

				8,095,390

Household Products – 0.1%
Kimberly-Clark Corp.
825,000	3.700		06/01/43	776,616

Insurance – 0.9%
AIA Group Ltd.(a)(b)
1,075,000	3.900		04/06/28	1,082,596
American International Group, Inc.(a)
500,000	3.750		07/10/25	492,342
Arch Capital Group Ltd.
1,125,000	7.350		05/01/34	1,502,288
MetLife, Inc.
250,000	4.050		03/01/45	238,809

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Insurance – (continued)
	Prudential Financial, Inc.(a)
	$1,825,000	3.878%		03/27/28	$1,847,767
	Teachers Insurance & Annuity Association of America(b)
	560,000	4.900		09/15/44	617,205
	The Chubb Corp.(a)(c) (3M USD LIBOR + 2.250%)
	1,125,000	3.972		03/29/67	1,124,663
	The Hartford Financial Services Group, Inc.
	250,000	5.125		04/15/22	266,042
	The Northwestern Mutual Life Insurance Co.(b)
	1,200,000	6.063		03/30/40	1,519,994

					8,691,706

Internet(a) – 0.4%
	Amazon.com, Inc.
	2,300,000	5.200		12/03/25	2,563,256
	200,000	4.800		12/05/34	221,556
	700,000	3.875	(b)	08/22/37	697,522
	Expedia Group, Inc.
	850,000	3.800		02/15/28	789,428

					4,271,762

Machinery-Diversified(a)(b) – 0.1%
	Nvent Finance S.a.r.l.
	1,350,000	4.550		04/15/28	1,356,227

Media – 0.6%
	21st Century Fox America, Inc.
	500,000	6.150		03/01/37	619,209
	Charter Communications Operating LLC/Charter Communications Operating Capital(a)
	475,000	4.464		07/23/22	485,208
	4,075,000	4.908		07/23/25	4,164,267
	200,000	6.484		10/23/45	219,537
	Time Warner Cable LLC(a)
	275,000	5.875		11/15/40	287,219

					5,775,440

Mining(b) – 0.1%
	Glencore Funding LLC
	625,000	4.125		05/30/23	629,075

Oil Field Services – 1.4%
	Anadarko Petroleum Corp.
	950,000	8.700		03/15/19	999,524
	190,000	3.450	(a)	07/15/24	184,460
	475,000	5.550	(a)	03/15/26	518,533
	925,000	6.450		09/15/36	1,109,044
	Canadian Natural Resources Ltd.(a)
	1,225,000	3.850		06/01/27	1,197,903
	Devon Energy Corp.(a)
	400,000	5.600		07/15/41	450,314
	Dolphin Energy Ltd. LLC(b)
	203,232	5.888		06/15/19	207,043
	Halliburton Co.(a)
	1,600,000	3.250		11/15/21	1,607,868

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Petroleos Mexicanos
	628,000	6.375		02/04/21	667,956
EUR	1,250,000	5.125		03/15/23	1,753,391
	$1,020,000	6.500		03/13/27	1,089,360
	10,000	6.625		06/15/35	10,332
	20,000	6.375		01/23/45	19,389
	630,000	6.750		09/21/47	637,484
	201,000	6.350(b)		02/12/48	194,216
	Phillips 66(a)
	1,600,000	3.900		03/15/28	1,594,200
	Pioneer Natural Resources Co.(a)
	295,000	3.950		07/15/22	299,860
	Reliance Industries Ltd.(b)
	450,000	3.667		11/30/27	425,250
	Valero Energy Corp.
	950,000	3.650		03/15/25	945,495

					13,911,622

Pharmaceuticals – 1.4%
	Allergan Funding SCS(a)
	150,000	4.850		06/15/44	148,519
	CVS Health Corp.(a)
	1,100,000	4.125		05/15/21	1,124,437
	2,100,000	3.500		07/20/22	2,095,486
	2,625,000	3.875		07/20/25	2,602,210
	2,625,000	4.300		03/25/28	2,636,184
	350,000	5.125		07/20/45	371,236
	3,875,000	5.050		03/25/48	4,075,674
	Teva Pharmaceutical Finance Netherlands III BV
	920,000	2.800		07/21/23	779,500

					13,833,246

Pipelines – 2.5%
	Abu Dhabi Crude Oil Pipeline LLC(b)
	1,190,000	4.600		11/02/47	1,157,275
	Columbia Pipeline Group, Inc.(a)
	925,000	3.300		06/01/20	923,073
	Enbridge, Inc.(a)
	1,100,000	2.900		07/15/22	1,067,170
	Energy Transfer Partners LP(a)
	1,375,000	4.650		06/01/21	1,416,056
	775,000	5.200		02/01/22	809,438
	Enterprise Products Operating LLC(a)
	215,000	3.350		03/15/23	214,237
	85,000	3.750		02/15/25	85,381
	(3M USD LIBOR + 2.778%)
	1,350,000	4.784(c)		06/01/67	1,344,938
	(3M USD LIBOR + 3.708%)
	2,125,000	5.481(c)		08/01/66	2,130,437
	Kinder Morgan Energy Partners LP(a)
	4,500,000	3.450		02/15/23	4,420,892
	425,000	5.400		09/01/44	429,424
	MPLX LP(a)
	700,000	4.500		04/15/38	691,130
	325,000	4.700		04/15/48	316,582

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pipelines – (continued)
Plains All American Pipeline LP/PAA Finance Corp.(a)
$525,000	3.650%		06/01/22	$517,835
1,100,000	3.850		10/15/23	1,072,756
650,000	4.500		12/15/26	644,730
Sabine Pass Liquefaction LLC(a)
1,475,000	6.250		03/15/22	1,600,520
1,650,000	5.625		03/01/25	1,771,687
Western Gas Partners LP(a)
1,050,000	3.950		06/01/25	1,023,469
Williams Partners LP(a)
785,000	3.600		03/15/22	781,447
1,400,000	3.900		01/15/25	1,386,511
800,000	4.000		09/15/25	787,132

				24,592,120

Real Estate Investment Trust – 1.8%
American Campus Communities Operating Partnership LP(a)
2,575,000	3.750		04/15/23	2,574,417
American Homes 4 Rent LP(a)
505,000	4.250		02/15/28	494,866
Crown Castle International Corp.(a)
2,150,000	3.150		07/15/23	2,082,435
CubeSmart LP(a)
1,500,000	4.000		11/15/25	1,494,592
Digital Realty Trust LP(a)
1,525,000	2.750		02/01/23	1,464,162
Healthcare Trust of America Holdings LP(a)
2,275,000	3.700		04/15/23	2,272,013
Kilroy Realty LP
2,375,000	6.625		06/01/20	2,535,110
1,500,000	3.800	(a)	01/15/23	1,506,797
National Retail Properties, Inc.(a)
1,150,000	4.000		11/15/25	1,142,803
Realty Income Corp.(a)
850,000	3.650		01/15/28	825,042
Ventas Realty LP(a)
975,000	3.500		02/01/25	949,361

				17,341,598

Semiconductors – 0.5%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
1,200,000	3.000		01/15/22	1,177,496
775,000	2.650		01/15/23	737,877
NXP BV/NXP Funding LLC(b)
725,000	4.125		06/15/20	735,875
1,975,000	4.125		06/01/21	1,994,750
225,000	4.625		06/01/23	229,500

				4,875,498

Software(a) – 0.1%
Oracle Corp.
1,000,000	4.000		07/15/46	985,454

Telecommunication Services – 2.6%
AT&T, Inc.
2,875,000	3.800		03/15/22	2,916,409
2,400,000	3.000	(a)	06/30/22	2,356,900

Corporate Obligations – (continued)
Telecommunication Services – (continued)
1,354,000	3.600	(a)	02/17/23	1,362,086
3,100,000	3.400	(a)	05/15/25	2,986,997
100,000	4.125	(a)	02/17/26	100,242
1,975,000	4.250	(a)	03/01/27	1,996,493
250,000	3.900	(a)	08/14/27	251,721
625,000	5.150		03/15/42	643,915
425,000	5.450	(a)	03/01/47	451,096
Verizon Communications, Inc.
6,825,000	5.150		09/15/23	7,363,418
4,025,000	3.500	(a)	11/01/24	3,984,263
500,000	5.250		03/16/37	539,155
25,000	4.125		08/15/46	22,499
50,000	4.862		08/21/46	50,459
693,000	5.012		04/15/49	713,397

				25,739,050

Transportation(a) – 0.1%
Burlington Northern Santa Fe LLC
800,000	4.050		06/15/48	807,619

Trucking & Leasing(b) – 0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp.
1,225,000	3.375	(a)	02/01/22	1,218,317
1,425,000	4.250		01/17/23	1,469,886

				2,688,203

TOTAL CORPORATE OBLIGATIONS
(Cost $261,179,145)				$259,642,227

Mortgage-Backed Obligations – 19.8%
Collateralized Mortgage Obligations – 0.6%
Interest Only(c)(d)(e) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X
$115,709	0.000%		08/25/33	$—
CS First Boston Mortgage-Backed Pass-Through Certificates Series 2003-AR18, Class 2X

160,684	0.000		07/25/33	—

Inverse Floaters(c) – 0.0%
GNMA REMIC Series 2002-13, Class SB (-1x1M LIBOR + 37.567%)
51,981	29.230		02/16/32	73,760

Sequential Fixed Rate – 0.6%
FHLMC REMIC Series 2755, Class ZA
568,460	5.000		02/15/34	609,866
FHLMC REMIC Series 4273, Class PD
1,301,835	6.500		11/15/43	1,481,437
FNMA REMIC Series 2003-134, Class ME
6,514	4.500		06/25/33	6,538
FNMA REMIC Series 2011-52, Class GB
1,241,375	5.000		06/25/41	1,334,352
FNMA REMIC Series 2011-99, Class DB
1,239,617	5.000		10/25/41	1,331,240

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FNMA REMIC Series 2012-111, Class B
$214,336	7.000%	10/25/42	$244,212
FNMA REMIC Series 2012-153, Class B
730,772	7.000	07/25/42	834,139

			5,841,784

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$5,915,544

Commercial Mortgage-Backed Securities(c) – 0.5%
Sequential Floating Rate – 0.5%
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A (12M MTA + 0.850%)
$874,087	2.051%	12/25/46	$845,715
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
716,393	6.101	12/10/49	715,662
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A (1M USD LIBOR + 0.480%)
451,082	2.070	01/19/36	372,640
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19, Class A7
36,480	3.408	02/25/33	37,635
Impac CMB Trust Series 2004-08, Class 1A (1M USD LIBOR + 0.720%)
228,050	2.341	10/25/34	206,402
Sequoia Mortgage Trust Series 2003-4, Class 1A2 (6M USD LIBOR + 0.660%)
606,697	2.586	07/20/33	599,139
Station Place Securitization Trust Series 2015-2, Class A(b) (1M USD LIBOR + 1.050%)
1,800,000	2.638	05/15/18	1,800,000

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$4,577,193

Federal Agencies – 18.7%
Adjustable Rate FNMA (c) – 0.4%
(1 Year CMT + 2.216%)
$6,184	3.374%	06/01/33	$6,525
(12M LIBOR + 1.710%)
859,341	3.537	07/01/34	897,948
(12M LIBOR + 1.554%)
1,452,251	3.322	09/01/34	1,524,108
(12M LIBOR + 1.739%)
1,345,698	3.578	05/01/35	1,429,713
(12M LIBOR + 1.233%)
169,787	3.108	06/01/35	174,027

			4,032,321

FHLMC – 0.4%
107	5.000	04/01/18	107
224	5.000	05/01/18	224
325	5.000	06/01/18	325
1,063	5.000	07/01/18	1,064
131	5.000	08/01/18	132
2,219	4.500	09/01/18	2,225

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
305	5.000	10/01/18	306
666	5.000	11/01/18	669
12,270	5.000	06/01/19	12,417
51,674	5.000	05/01/23	55,204
154,485	4.500	10/01/23	161,806
45,119	5.500	10/01/25	49,023
3,665	7.000	06/01/26	3,851
10,829	7.500	12/01/30	11,233
12,348	7.500	01/01/31	13,160
289,565	5.500	03/01/33	317,179
14,356	5.000	10/01/33	15,495
55,609	6.500	10/01/33	62,642
520	5.500	12/01/33	578
20,746	5.500	09/01/34	22,756
1,296	5.500	12/01/34	1,418
1,204	5.500	03/01/35	1,317
2,762	5.000	04/01/35	2,981
21,453	5.000	07/01/35	23,155
18,786	5.500	11/01/35	20,593
117,836	5.000	12/01/35	127,583
254	5.500	02/01/36	281
46,069	5.500	06/01/36	50,351
36,468	5.500	08/01/37	39,923
229,656	5.000	01/01/38	247,720
93,825	5.500	03/01/38	103,163
41,109	5.500	04/01/38	45,200
66,496	5.500	08/01/38	73,655
1,694	5.500	09/01/38	1,863
6,198	6.500	09/01/38	6,991
7,542	5.500	11/01/38	8,438
12,527	5.500	12/01/38	13,692
566,114	5.000	01/01/39	611,300
665,534	7.000	02/01/39	764,259
3,218	5.500	03/01/39	3,525
169,465	5.000	06/01/39	182,356
4,554	5.500	10/01/39	5,008
12,105	5.500	03/01/40	13,285
23,135	4.000	06/01/40	23,979
24,402	5.500	06/01/40	26,831
15,618	5.000	08/01/40	16,868
4,490	4.500	11/01/40	4,745
237,680	4.000	02/01/41	246,054
2,394	5.000	04/01/41	2,596
14,493	5.000	06/01/41	15,649
15,856	4.000	11/01/41	16,418

			3,431,593

FNMA – 7.9%
1,496	5.000	06/01/18	1,498
11,864	4.500	07/01/18	11,889
1,038	4.500	08/01/18	1,040
36	6.500	10/01/18	40
65,183	5.500	09/01/23	68,138
20,840	5.500	10/01/23	21,795
197,576	5.000	02/01/24	206,124
34,061	7.000	08/01/27	37,656

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$1,506	6.500%	09/01/27		$1,662
138,430	7.000	03/01/28		153,591
2,022	6.500	05/01/28		2,223
17,309	8.000	02/01/31		19,422
56,027	7.000	03/01/31		60,804
633	5.500	05/01/33		698
22,209	5.000	07/01/33		23,965
36,512	5.000	08/01/33		39,319
1,237	5.000	09/01/33		1,332
7,314	5.500	09/01/33		8,025
1,513	6.500	09/01/33		1,684
14,786	5.000	12/01/33		15,940
436	5.500	12/01/33		478
763	5.500	01/01/34		837
9,832	5.500	02/01/34		10,786
1,765	5.500	04/01/34		1,945
6,882	5.500	05/01/34		7,566
1,902	6.000	07/01/34		2,120
2,400	5.500	08/01/34		2,644
6,158	5.500	10/01/34		6,746
4,629	5.500	11/01/34		5,084
57,440	5.500	12/01/34		63,035
154,693	5.000	04/01/35		167,234
6,448	5.500	04/01/35		7,076
5,295	5.500	07/01/35		5,819
213	5.500	08/01/35		234
864,557	5.000	09/01/35		930,826
14,136	5.500	09/01/35		15,571
999	5.500	12/01/35		1,101
204	5.500	02/01/36		223
95,671	5.500	03/01/36		104,955
18,798	6.000	03/01/36		21,077
748	5.500	04/01/36		822
4,174	6.000	04/01/36		4,669
85,623	6.000	07/01/36		95,353
201,565	6.000	09/01/36		225,439
1,621	5.500	01/01/37		1,784
2,983	6.000	01/01/37		3,348
707	5.500	02/01/37		778
11,570	6.000	02/01/37		13,061
29,862	6.000	03/01/37		33,343
1,230	5.500	04/01/37		1,354
711	5.500	05/01/37		785
437	5.500	06/01/37		481
339	5.500	07/01/37		373
280,461	6.000	07/01/37		312,936
4,729	6.000	08/01/37		5,283
91,074	6.000	09/01/37		101,672
254,872	6.000	10/01/37		284,655
327,534	6.000	11/01/37		366,655
417	5.500	12/01/37		459
798	5.500	02/01/38		884
4,344	5.500	03/01/38		4,779
22,418	6.000	03/01/38		25,091
46,364	5.000	04/01/38		50,096
167,679	6.000	04/01/38		186,747

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
1,006	5.500	05/01/38		1,108
354,260	6.000	05/01/38		395,566
3,399	5.500	06/01/38		3,751
34,290	6.000	06/01/38		38,299
3,111	5.500	07/01/38		3,422
1,729	5.500	08/01/38		1,903
1,369	5.500	09/01/38		1,506
173,447	6.000	10/01/38		193,744
206,948	6.000	11/01/38		230,983
2,631	5.500	12/01/38		2,880
44,066	5.000	02/01/39		47,360
57,545	6.000	02/01/39		64,305
393,692	7.000	03/01/39		452,282
28,210	4.500	04/01/39		29,880
258,191	6.000	04/01/39		288,237
10,373	4.500	05/01/39		10,987
9,853	5.500	06/01/39		10,840
7,290	4.500	07/01/39		7,722
457,325	5.000	07/01/39		492,512
49,040	4.500	08/01/39		51,945
282,077	6.000	09/01/39		315,025
8,744	5.500	11/01/39		9,619
269,602	6.000	11/01/39		301,191
433,559	4.500	12/01/39		459,233
37,010	6.000	04/01/40		41,349
390,437	5.000	06/01/40		420,459
82,161	5.000	07/01/40		88,479
409,120	6.000	10/01/40		456,930
233,181	5.000	11/01/40		251,123
246,596	6.000	04/01/41		275,294
892,389	4.500	05/01/41		942,819
182,493	6.000	05/01/41		203,192
147,160	4.500	08/01/41		155,576
329,192	5.000	07/01/42		354,505
30,710	3.000	11/01/42		30,276
701,907	3.000	12/01/42		691,295
1,028,500	3.000	01/01/43		1,013,967
155,519	3.000	02/01/43		153,320
1,030,338	3.000	03/01/43		1,015,859
1,755,621	3.000	04/01/43		1,731,344
1,262,302	3.000	05/01/43		1,244,849
124,090	3.000	06/01/43		122,374
1,089,292	3.000	07/01/43		1,074,229
1,207,877	5.000	05/01/44		1,295,544
4,209,313	4.500	04/01/45		4,463,845
471,420	4.500	05/01/45		499,926
1,917,339	4.500	06/01/45		2,020,995
104,552	4.000	01/01/46		107,552
276,575	4.000	03/01/46		284,404
184,539	4.000	06/01/46		189,701
46,596	4.000	08/01/46		47,899
300,407	4.000	10/01/46		308,810
24,084,567	4.500	01/01/48		25,243,636
2,000,000	3.500	TBA-30yr	(f)	2,004,219
23,000,000	4.500	TBA-30yr	(f)	24,081,718

				77,982,837

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
GNMA – 10.0%
$9,877	6.000%	11/15/38		$11,153
144,577	5.000	07/15/40		154,354
159,587	5.000	01/15/41		170,379
9,709	4.000	02/20/41		10,073
14,782	4.000	11/20/41		15,367
2,445	4.000	01/20/42		2,542
7,846	4.000	04/20/42		8,157
4,381	4.000	10/20/42		4,553
81,733	4.000	08/20/43		84,942
13,955,530	4.000	10/20/43		14,490,310
8,482	4.000	03/20/44		8,788
10,248	4.000	05/20/44		10,618
711,093	4.000	11/20/44		736,343
47,311	4.000	05/20/45		48,991
6,932,321	4.000	07/20/45		7,178,472
1,578,925	4.000	08/20/45		1,634,496
583,547	4.000	09/20/45		603,903
2,264,255	4.000	10/20/45		2,344,300
235,231	4.000	02/20/46		243,216
1,919,859	4.000	07/20/47		1,974,830
9,889,080	4.000	08/20/47		10,172,232
3,958,781	4.000	12/20/47		4,074,297
53,000,000	4.000	TBA-30yr	(f)	54,457,345

				98,439,661

TOTAL FEDERAL AGENCIES				$183,886,412

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $195,455,570)				$194,379,149

Agency Debentures – 5.9%
FHLB
$6,800,000	2.125%	06/09/23		$6,594,749
3,500,000	3.375	09/08/23		3,607,586
750,000	3.375	12/08/23		774,889
2,400,000	5.000	09/28/29		2,826,717
FNMA
3,700,000	1.875	09/24/26		3,407,589
4,200,000	6.250	05/15/29		5,457,018
Hashemite Kingdom of Jordan Government AID Bond(g)
7,400,000	2.503	10/30/20		7,397,706
Israel Government AID Bond(g)
7,827,000	5.500	09/18/23		8,884,506
1,200,000	5.500	12/04/23		1,369,344
2,400,000	5.500	04/26/24		2,757,504
4,700,000	5.500	09/18/33		6,094,725
NCUA Guaranteed Notes Series A4
3,500,000	3.000	06/12/19		3,529,123
Tennessee Valley Authority
5,400,000	3.875	02/15/21		5,604,984

TOTAL AGENCY DEBENTURES
(Cost $57,662,116)				$58,306,440

Asset-Backed Securities – 14.0%
Collateralized Loan Obligations(b)(c) – 7.6%
B&M CLO Ltd. Series 2014-1A, Class A1 (3M USD LIBOR + 1.400%)
$3,700,000	2.759%	04/16/26		$3,700,462
B&M CLO Ltd. Series 2014-1A, Class A2 (3M USD LIBOR + 1.950%)
650,000	3.309	04/16/26		650,154
BlueMountain CLO Ltd. Series 2014-2A, Class AR (3M USD LIBOR + 0.930%)
5,150,000	2.293	07/20/26		5,150,304
Catamaran CLO Ltd. Series 2013-1A, Class AR (3M USD LIBOR + 0.850%)
5,000,000	2.363	01/27/28		5,011,570
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
5,000,000	2.609	07/15/26		5,000,935
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1R (3M USD LIBOR + 1.130%)
3,400,000	2.484	04/18/26		3,400,500
Madison Park Funding XXX Ltd. Series 2018-30A, Class A(e) (3M USD LIBOR + 0.750%)
6,900,000	0.000	04/15/29		6,884,813
Nassau Ltd. Series 2017-IIA, Class AL (3M USD LIBOR + 1.250%)
5,100,000	2.875	01/15/30		5,134,150
Neuberger Berman CLO XIX Ltd. Series 2015-19A, Class A1R (3M USD LIBOR + 1.050%)
5,150,000	2.409	07/15/27		5,164,487
Palmer Square Loan Funding Ltd. Series 2017-1A, Class A1 (3M USD LIBOR + 0.740%)
4,564,028	2.130	10/15/25		4,564,438
Recette CLO Ltd. Series 2015-1A, Class AR (3M USD LIBOR + 0.920%)
7,000,000	2.283	10/20/27		7,008,568
Shackleton CLO Ltd. Series 2014-5A, Class AR (3M USD LIBOR + 1.140%)
7,800,000	2.532	05/07/26		7,802,691
Voya CLO Ltd. Series 2014-4A, Class A1R (3M USD LIBOR + 0.950%)
7,500,000	2.309	10/14/26		7,500,810
WhiteHorse VIII Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 0.900%)
7,500,000	2.277	05/01/26		7,503,780

				74,477,662

Other – 0.0%
United States Small Business Administration Series 1998-20F, Class 1
5,850	6.300	06/01/18		5,878

Student Loan(c) – 6.4%
Access Group, Inc. Series 2004-1, Class A2 (3M USD LIBOR + 0.210%)
3,826,592	1.885	09/26/33		3,766,648
Access Group, Inc. Series 2015-1, Class A(b) (1M USD LIBOR + 0.700%)
1,730,710	2.321	07/25/56		1,742,823

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
	Chase Education Loan Trust Series 2007-A, Class A3 (3M USD LIBOR + 0.070%)
	$280,149	1.756%		12/28/23	$279,462
	ECMC Group Student Loan Trust Series 2016-1A, Class A(b) (1M USD LIBOR + 1.350%)
	3,770,022	2.911		07/26/66	3,819,689
	Edsouth Indenture No. 9 LLC Series 2015-1, Class A(b) (1M USD LIBOR + 0.800%)
	2,495,197	2.421		10/25/56	2,504,660
	Education Loan Asset-Backed Trust I Series 2013-1, Class A2(b) (1M USD LIBOR + 0.800%)
	8,200,000	2.421		04/26/32	8,053,727
	Educational Funding of the South, Inc. Series 2011-1, Class A2 (3M USD LIBOR + 0.650%)
	2,576,303	2.017		04/25/35	2,581,840
	EFS Volunteer No. 3 LLC Series 2012-1, Class A2(b) (1M USD LIBOR + 1.000%)
	1,051,371	2.621		02/25/25	1,053,709
	Higher Education Funding I Series 2014-1, Class A(b) (3M USD LIBOR + 1.050%)
	4,091,055	2.512		05/25/34	4,120,878
	Navient Student Loan Trust Series 2016-5A, Class A(b) (1M USD LIBOR + 1.250%)
	8,460,436	2.871		06/25/65	8,668,968
	Navient Student Loan Trust Series 2016-7A, Class A(b) (1M USD LIBOR + 1.150%)
	4,171,166	2.771		03/25/66	4,236,139
	Nelnet Student Loan Trust Series 2006-1, Class A5 (3M USD LIBOR + 0.110%)
	2,217,293	1.564		08/23/27	2,202,254
	Nelnet Student Loan Trust Series 2006-1, Class A6(b) (3M USD LIBOR + 0.450%)
	5,200,000	1.904		08/23/36	5,103,331
	Nelnet Student Loan Trust Series 2013-5A, Class A(b) (1M USD LIBOR + 0.630%)
	573,036	2.251		01/25/37	574,206
	North Carolina State Education Assistance Authority Series 2010-1, Class A1(3M USD LIBOR + 0.900%)
	1,958,420	2.267		07/25/41	1,954,016
	PHEAA Student Loan Trust Series 2016-1A, Class A(b) (1M USD LIBOR + 1.150%)
	4,102,480	2.771		09/25/65	4,163,599
	Scholar Funding Trust Series 2010-A, Class A(b) (3M USD LIBOR + 0.750%)
	1,367,421	2.128		10/28/41	1,360,225
	SLC Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.100%)
	2,601,934	1.688		09/15/26	2,596,398
	SLM Student Loan Trust Series 2004-8A, Class A6(b) (3M USD LIBOR + 0.630%)
	2,550,000	1.997		01/25/40	2,548,914
	SLM Student Loan Trust Series 2005-3, Class A5 (3M USD LIBOR + 0.090%)
	1,174,420	1.457		10/25/24	1,172,926

					62,504,412

	TOTAL ASSET-BACKED SECURITIES
	(Cost $135,806,986)				$136,987,952

Foreign Debt Obligations – 1.1%
Sovereign – 1.1%
	Abu Dhabi Government International Bond(b)
	$460,000	2.500%		10/11/22	$443,325
	420,000	3.125		10/11/27	396,690
	240,000	4.125		10/11/47	225,000
	Republic of Chile(a)
	241,000	3.240		02/06/28	236,180
	Republic of Colombia(a)
	1,180,000	5.000		06/15/45	1,194,750
	Republic of Indonesia
	790,000	3.700	(b)	01/08/22	791,975
	200,000	5.875		01/15/24	219,540
EUR	280,000	2.150	(b)	07/18/24	355,292
	$420,000	4.125	(b)	01/15/25	422,625
	380,000	4.125		01/15/25	382,375
	1,380,000	4.350	(b)	01/08/27	1,400,700
	510,000	6.750		01/15/44	641,325
	380,000	5.250	(b)	01/08/47	403,275
	Republic of Kuwait
	2,380,000	3.500		03/20/27	2,335,375
	United Mexican States
	230,000	3.750		01/11/28	222,295
	1,080,000	4.600		02/10/48	1,020,600

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $10,662,655)				$10,691,322

Municipal Debt Obligations – 1.5%
California(a) – 0.6%
	California State GO Bonds Build America Taxable Series 2009
	$950,000	7.500%		04/01/34	$1,370,280
	1,650,000	7.550		04/01/39	2,512,422
	California State GO Bonds Build America Taxable Series 2010
	1,645,000	7.950		03/01/36	1,801,226

					5,683,928

Illinois – 0.3%
	Illinois State GO Bonds Build America Series 2010(a)
	160,000	6.630		02/01/35	166,419
	1,595,000	7.350		07/01/35	1,740,895
	Illinois State GO Bonds Taxable-Pension Series 2003
	1,170,000	5.100		06/01/33	1,096,676

					3,003,990

New Hampshire(a)(c) – 0.4%
	New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3(3M USD LIBOR + 0.850%)
	3,500,000	2.595		10/25/37	3,495,560

Ohio(a) – 0.2%
	American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	1,700,000	6.270		02/15/50	2,208,538

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $12,559,366)				14,392,016

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
U.S. Treasury Obligations – 28.0%
United States Treasury Bills(e)
$45,490,000	0.000%		05/24/18	$45,380,703
50,116,000	0.000		06/07/18	49,962,290
United States Treasury Bonds
3,670,000	2.750		11/15/42	3,543,238
8,320,000	3.625		02/15/44	9,322,810
3,830,000	3.125		08/15/44	3,945,091
31,750,000	3.000	(h)	11/15/44	31,971,295
5,290,000	3.000		05/15/45	5,325,125
11,400,000	2.875		11/15/46	11,182,602
190,000	3.000		05/15/47	190,956
United States Treasury Notes
800,000	1.375		03/31/20	785,688
5,880,000	1.125		06/30/21	5,641,331
31,570,000	1.750		05/31/22	30,615,954
52,350,000	2.125		07/31/24	50,718,252
1,010,000	2.375		08/15/24	993,042
11,120,000	2.125		09/30/24	10,759,490
5,590,000	2.125		11/30/24	5,401,952
2,830,000	2.250		12/31/24	2,755,005
4,570,000	2.250		02/15/27	4,393,278
United States Treasury Strip Coupon(e)
3,200,000	0.000		02/15/36	1,895,616

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $276,184,670)				$274,783,718

Shares	Distribution Rate	Value
Investment Company(i) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
52,662	1.609%	$52,662
(Cost $52,662)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $949,563,170)		$949,235,486

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments – 10.5%
Certificates of Deposit – 4.3%
Mitsubishi Trust & Banking Corp.
$7,363,000	2.320%		06/22/18	$7,364,430
Norinchukin Bank NY
7,363,000	2.300		06/22/18	7,363,860
Southern Co.(e)
4,900,000	0.000		04/10/18	4,896,613
2,269,000	0.000		06/21/18	2,255,859
Standard Chartered Bank
9,486,000	2.310		06/25/18	9,486,319
Sumitomo Mitsui Trust Bank Ltd.(e)
6,891,000	0.000		06/25/18	6,852,881

Short-term Investments – (continued)
Certificates of Deposit – (continued)
Suncor Energy, Inc.(e)
4,000,000	0.000		05/07/18	3,990,003

				42,209,965

Commercial Paper – 6.2%
Dominion Resources, Inc.(e)
1,560,000	0.000		06/22/18	1,550,840
Eastman Chemical Co.(e)
710,000	0.000		04/27/18	708,704
Electricite de France SA(e)
4,279,000	0.000		04/27/18	4,271,189
Gotham Funding Corp.(e)
4,909,000	0.000		06/25/18	4,880,704
HP, Inc.(e)
2,749,000	0.000		04/27/18	2,744,808
Kells Funding LLC(e)
4,907,000	0.000		06/29/18	4,878,333
Liberty Funding LLC(e)
7,382,000	0.000		06/26/18	7,339,824
Marriott International, Inc.(e)
3,226,000	0.000		05/04/18	3,218,587
6,000,000	0.000		05/08/18	5,984,600
Omnicom Capital, Inc.(e)
1,431,000	0.000		05/04/18	1,427,712
Potash Corp. of Saskatchewan, Inc.
2,280,000	1.000		05/31/18	2,270,488
2,470,000	0.000	(e)	06/15/18	2,456,867
787,000	0.000	(e)	06/18/18	782,630
Schlumberger Holdings Corp.(e)
1,062,000	0.000		05/29/18	1,057,906
Sempra Energy Holdings(e)
2,598,000	0.000		06/20/18	2,583,163
United Overseas Bank Ltd.
4,909,000	1.000		07/27/18	4,871,364
Versailles Commercial Paper LLC(e)
5,359,000	0.000		07/09/18	5,322,574
Victory Receivables(e)
4,909,000	0.000		06/22/18	4,881,855

				61,232,148

TOTAL SHORT-TERM INVESTMENTS
(Cost $103,442,889)				$103,442,113

TOTAL INVESTMENTS – 107.2%
(Cost $1,053,006,059)				$1,052,677,599

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.2)%				(70,700,140)

NET ASSETS – 100.0%				$981,977,459

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $174,906,640, which represents approximately 17.8% of the Fund’s net assets as of March 31, 2018. The liquidity determination is unaudited.
(c)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest date disclosed is that which is in effect on March 31, 2018.

(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $80,543,282 which represents approximately 8.2% of the Fund’s net assets as of March 31, 2018.
(g)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $26,503,785, which represents approximately 2.7% of the Fund’s net assets as of March 31, 2018.
(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(i)	Represents an affiliated issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound Offered Rate
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Barclays Bank PLC	CAD	1,067,052	USD	824,249	$829,502	06/20/18	$5,252
	CHF	709,242	GBP	529,396	747,045	06/20/18	1,758
	EUR	387,699	NOK	3,696,445	479,941	06/20/18	7,161
	GBP	1,092,344	EUR	1,233,483	1,537,805	06/20/18	10,850
BoA Securities LLC	CAD	981,000	EUR	610,242	762,607	06/20/18	7,176
	CAD	1,960,868	USD	1,513,308	1,524,335	06/20/18	11,027
	EUR	612,683	CAD	972,815	758,453	06/20/18	2,209
	EUR	214,056	NOK	2,053,983	264,984	06/20/18	2,277
	USD	1,184,839	CHF	1,105,790	1,164,729	06/20/18	20,110
	USD	770,527	EUR	620,292	767,873	06/20/18	2,654
	USD	1,508,951	JPY	158,545,257	1,498,083	06/20/18	10,868
Citibank NA	CAD	396,737	USD	303,256	308,415	06/20/18	5,159
	EUR	239,783	NOK	2,299,022	296,832	06/20/18	2,786
	GBP	281,875	USD	390,855	396,825	06/20/18	5,970
	NZD	836,783	USD	601,470	604,584	06/20/18	3,115
	USD	1,094,743	EUR	880,773	1,090,328	06/20/18	4,415
	USD	454,066	NZD	627,782	453,579	06/20/18	487
	USD	610,038	SEK	4,965,149	598,279	06/20/18	11,759

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
CS International (London)	AUD	784,289	USD	601,322	$602,501	06/20/18	$1,179
	CAD	1,990,270	USD	1,543,249	1,547,190	06/20/18	3,942
	EUR	1,223,218	CHF	1,428,419	1,514,248	06/20/18	9,694
	EUR	612,848	NOK	5,856,070	758,658	06/20/18	9,661
	JPY	81,196,945	EUR	613,990	767,224	06/20/18	7,154
	USD	1,527,370	GBP	1,084,372	1,526,582	06/20/18	788
Deutsche Bank AG	USD	3,045,879	EUR	2,448,101	3,030,556	06/20/18	15,324
	USD	6,702,675	NZD	9,229,538	6,668,434	06/20/18	34,242
JPMorgan Securities, Inc.	AUD	470,259	USD	360,844	361,259	06/20/18	415
	CAD	1,943,413	USD	1,506,045	1,510,765	06/20/18	4,720
	GBP	1,084,538	EUR	1,224,645	1,526,816	06/20/18	10,802
	USD	751,934	CAD	963,968	749,367	06/20/18	2,567
	USD	1,520,562	EUR	1,220,045	1,510,320	06/20/18	10,242
	USD	304,851	JPY	32,217,307	304,419	06/20/18	432
	USD	394,500	NZD	542,803	392,181	06/20/18	2,319
MS & Co. Int. PLC	CAD	976,578	EUR	612,725	759,169	06/20/18	664
	CAD	3,887,427	USD	3,013,494	3,021,996	06/20/18	8,504
	EUR	612,725	CHF	715,811	758,505	06/20/18	4,541
	EUR	1,228,247	SEK	12,393,837	1,520,472	06/20/18	27,068
	EUR	611,909	USD	757,069	757,495	06/20/18	426
	GBP	3,819,310	USD	5,355,643	5,376,837	06/20/18	21,196
	JPY	79,829,699	USD	753,927	754,305	06/20/18	378
	NOK	5,593,897	EUR	575,824	715,465	06/20/18	2,641
	USD	1,573,262	AUD	2,020,004	1,551,793	06/20/18	21,468
	USD	1,507,941	CAD	1,933,388	1,502,972	06/20/18	4,970
	USD	2,613,590	EUR	2,098,363	2,597,607	06/20/18	15,983
	USD	2,176,240	GBP	1,533,840	2,159,345	06/20/18	16,896
	USD	807,197	JPY	84,389,924	797,395	06/20/18	9,802
State Street Bank (London)	CAD	9,875,931	USD	7,660,118	7,677,324	06/20/18	17,206
	EUR	1,030,037	NOK	9,887,528	1,275,104	06/20/18	10,479
	GBP	3,430,872	USD	4,785,713	4,829,993	06/20/18	44,280
	USD	2,278,840	EUR	1,827,634	2,262,467	06/20/18	16,373
	USD	1,147,893	GBP	807,557	1,136,880	06/20/18	11,013
	USD	936,276	NOK	7,210,960	922,290	06/20/18	13,987
UBS AG (London)	CAD	970,500	USD	752,805	754,445	06/20/18	1,640
	EUR	92,956	CHF	108,435	115,073	06/20/18	858
	EUR	614,390	GBP	540,092	760,567	06/20/18	223
	EUR	1,004,564	NOK	9,610,206	1,243,571	06/20/18	14,414
	EUR	613,252	USD	759,015	759,157	06/20/18	142
	NOK	2,585,741	GBP	233,778	330,719	06/20/18	1,606
	SEK	18,785,897	EUR	1,827,056	2,263,621	06/20/18	1,870
	USD	760,782	EUR	612,251	757,919	06/20/18	2,863
TOTAL							$500,005

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Australia & New Zealand Banking Group	NZD	1,107,347	USD	806,941	$800,070	06/20/18	$(6,872)
	USD	756,340	NZD	1,046,878	756,380	06/20/18	(41)

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Barclays Bank PLC	AUD	429,906	USD	331,061	$330,260	06/20/18	$(801)
	CAD	969,187	USD	754,713	753,424	06/20/18	(1,289)
	EUR	1,227,021	USD	1,525,102	1,518,955	06/20/18	(6,146)
	JPY	79,710,255	EUR	609,120	753,177	06/20/18	(866)
	JPY	78,978,699	USD	751,641	746,264	06/20/18	(5,377)
BoA Securities LLC	AUD	1,951,707	USD	1,509,101	1,499,327	06/20/18	(9,775)
	CAD	976,021	EUR	612,953	758,736	06/20/18	(52)
	CAD	969,717	USD	755,758	753,836	06/20/18	(1,922)
	CHF	1,421,981	EUR	1,217,418	1,497,773	06/20/18	(9,294)
	EUR	1,832,118	GBP	1,619,725	2,268,018	06/20/18	(12,237)
	NZD	4,170,085	USD	3,026,775	3,012,928	06/20/18	(13,847)
	SEK	39,436,669	EUR	3,874,126	4,751,952	06/20/18	(43,911)
	USD	1,519,447	EUR	1,229,336	1,521,821	06/20/18	(2,374)
Citibank NA	CAD	466,453	USD	362,829	362,610	06/20/18	(219)
	CHF	1,421,133	EUR	1,217,212	1,496,880	06/20/18	(9,933)
	EUR	612,559	USD	758,580	758,299	06/20/18	(281)
	NOK	75,286,182	EUR	7,823,030	9,629,183	06/20/18	(55,113)
	NZD	2,073,111	USD	1,522,016	1,497,844	06/20/18	(24,172)
	SEK	170,580,411	EUR	16,694,706	20,554,218	06/20/18	(112,513)
	SEK	3,764,949	USD	458,258	453,660	06/20/18	(4,598)
	USD	2,253,034	EUR	1,822,534	2,253,843	06/08/18	(808)
	USD	2,152,807	EUR	1,742,465	2,157,035	06/20/18	(4,228)
CS International (London)	EUR	612,412	GBP	545,494	758,118	06/20/18	(9,830)
	EUR	1,249,034	USD	1,553,829	1,546,206	06/20/18	(7,622)
	JPY	79,010,767	USD	751,875	746,567	06/20/18	(5,308)
	NOK	4,227,336	EUR	442,409	540,681	06/20/18	(6,987)
	SEK	6,267,863	NOK	5,932,320	755,251	06/20/18	(3,499)
	USD	756,155	JPY	80,137,635	757,215	06/20/18	(1,060)
Deutsche Bank AG	AUD	8,508,413	USD	6,640,557	6,536,274	06/20/18	(104,283)
	CAD	971,796	USD	756,028	755,452	06/20/18	(576)
	CHF	688,763	EUR	589,460	725,474	06/20/18	(4,231)
	EUR	4,084,408	USD	5,102,923	5,056,176	06/20/18	(46,747)
	GBP	537,123	USD	760,055	756,164	06/20/18	(3,891)
	JPY	319,860,354	USD	3,038,484	3,022,338	06/20/18	(16,147)
JPMorgan Securities, Inc.	EUR	607,824	USD	758,206	752,438	06/20/18	(5,768)
	NZD	1,454,987	USD	1,061,165	1,051,243	06/20/18	(9,924)
	USD	1,505,900	JPY	159,518,525	1,507,279	06/20/18	(1,379)
MS & Co. Int. PLC	AUD	5,790,633	USD	4,534,473	4,448,439	06/20/18	(86,034)
	CAD	1,945,919	EUR	1,224,991	1,512,713	06/20/18	(3,729)
	CAD	3,865,467	USD	3,011,328	3,004,926	06/20/18	(6,402)
	CHF	666,335	EUR	570,185	701,851	06/20/18	(3,992)
	EUR	1,226,037	GBP	1,087,332	1,517,738	06/20/18	(13,011)
	EUR	2,981,833	USD	3,712,301	3,691,272	06/20/18	(21,028)
	GBP	1,592,308	USD	2,254,395	2,241,658	06/20/18	(12,737)
	JPY	79,052,870	USD	752,250	746,965	06/20/18	(5,285)
	SEK	6,193,179	EUR	608,708	746,252	06/20/18	(7,281)
	SEK	6,160,716	NOK	5,834,934	742,340	06/20/18	(3,954)
	USD	758,330	EUR	612,678	758,447	06/20/18	(117)
	USD	3,442,279	GBP	2,455,681	3,457,116	06/20/18	(14,836)
	USD	756,239	JPY	80,428,170	759,960	06/20/18	(3,721)
	USD	751,055	NZD	1,046,708	756,257	06/20/18	(5,202)
State Street Bank (London)	AUD	959,165	USD	758,349	736,843	06/20/18	(21,506)
	SEK	2,500,878	USD	305,563	301,345	06/20/18	(4,217)

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
UBS AG (London)	AUD	968,783	GBP	543,900	$744,232	06/20/18	$(21,472)
	AUD	1,939,264	USD	1,515,383	1,489,768	06/20/18	(25,616)
	CHF	1,448,257	EUR	1,233,127	1,525,450	06/20/18	(1,064)
	EUR	607,629	NOK	5,919,683	752,196	06/20/18	(4,938)
	EUR	1,225,009	USD	1,522,638	1,516,465	06/20/18	(6,173)
	GBP	1,101,704	USD	1,561,795	1,550,982	06/20/18	(10,813)
	JPY	79,743,778	CAD	971,889	753,493	06/20/18	(2,032)
	JPY	80,281,838	EUR	614,390	758,577	06/20/18	(1,989)
	JPY	79,847,126	USD	756,139	754,470	06/20/18	(1,669)
	NZD	1,033,102	USD	753,161	746,427	06/20/18	(6,734)
	SEK	170,602,679	EUR	16,788,671	20,556,901	06/20/18	(226,151)
	SEK	6,146,501	NOK	5,826,581	740,627	06/20/18	(4,598)
	USD	18,181,759	JPY	1,924,757,318	18,186,895	06/20/18	(5,137)
TOTAL							$(1,085,359)

FORWARD SALES CONTRACTS — At March 31, 2018, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA	3.000%	TBA-30yr	04/12/18	$4,000,000	$(3,901,562)
FNMA	3.500	TBA-30yr	05/14/18	2,000,000	(2,001,172)
FNMA	4.500	TBA-30yr	05/14/18	3,000,000	(3,135,820)
TOTAL (Proceeds Receivable: $9,005,156)					$(9,038,554)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra 10 Year U.S. Treasury Notes	93	06/20/18	$12,076,922	$173,813
10 Year German Euro-Bund	7	06/07/18	1,373,194	1,268
2 Year U.S. Treasury Notes	236	06/29/18	50,175,813	22,404
5 Year U.S. Treasury Notes	318	06/29/18	36,398,578	107,151
10 Year U.S. Treasury Notes	146	06/20/18	17,686,531	104,738
20 Year U.S. Treasury Bonds	284	06/20/18	41,641,500	894,838
Total				$1,304,212
Short position contracts:
Eurodollars	(245)	12/16/19	(59,544,188)	(993)
Italian 10 Year Government Bonds	(8)	06/07/18	(1,366,193)	(3,176)
Ultra Long U.S. Treasury Bonds	(25)	06/20/18	(4,011,719)	(88,364)
Total				$(92,533)
TOTAL FUTURES CONTRACTS				$1,211,679

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M STIBOR(a)	0.050%	06/15/18	SEK	77,980		$16,179	$8,167	$8,012
3M STIBOR(a)	0.330(b)	09/15/18		104,320		5,130	239	4,891
0.330%(b)	3M STIBOR(a)	09/15/18		104,320		(19,875)	(121)	(19,754)
6M GBP(b)	0.900	06/20/19	GBP	16,150	(c)	15,853	3,940	11,913
6M CDOR(d)	1.750	06/20/19	CAD	27,400	(c)	(71,102)	(59,657)	(11,445)
3M LIBOR(e)	2.100	06/20/19	$	17,820	(c)	1,370	(7,259)	8,629
3M STIBOR(a)	(0.100)(b)	06/29/19	SEK	170,500	(c)	41,703	(3,050)	44,753
3M LIBOR(e)	2.206	09/04/19	$	89,960	(c)	12,659	(7,058)	19,717
6M CDOR(d)	1.750	06/20/20	CAD	9,840	(c)	(75,666)	(73,682)	(1,984)
0.100(b)	3M STIBOR(a)	06/20/20	SEK	89,110	(c)	(40,514)	(33,080)	(7,434)
2.250(a)	6M AUDOR	06/20/20	AUD	13,610	(c)	(35,153)	(29,072)	(6,081)
3M LIBOR(a)	2.139(d)	11/20/20	$	60,500	(c)	(678,132)	(117,428)	(560,704)
0.250(b)	3M STIBOR(a)	06/20/21	SEK	96,000	(c)	(35,595)	(12,758)	(22,837)
6M EURO(d)	0.350(b)	12/16/21	EUR	35,480	(c)	(77,254)	(98,548)	21,294
0.500(b)	3M STIBOR(a)	12/16/21	SEK	261,160	(c)	65,826	144,527	(78,701)
6M EURO(d)	0.750(b)	02/17/22	EUR	14,040	(c)	84,366	18,667	65,699
0.500(b)	3M STIBOR(a)	06/20/22	SEK	102,200	(c)	(63,549)	(23,049)	(40,500)
6M CDOR(d)	2.028	07/18/22	CAD	7,590	(c)	(78,511)	(38,725)	(39,786)
6M EURO(d)	0.850(b)	02/10/23	EUR	16,240	(c)	110,959	(33,044)	144,003
2.750(d)	3M LIBOR(a)	02/20/23	$	6,510	(c)	7,052	11,700	(4,648)
6M EURO(d)	0.250(b)	06/20/23	EUR	23,610	(c)	(254,309)	(603,141)	348,832
6M CDOR(d)	2.000	06/20/23	CAD	9,430	(c)	(144,235)	(172,853)	28,618
0.500(b)	3M STIBOR(a)	06/20/23	SEK	197,380	(c)	83,765	220,496	(136,731)
2.500(d)	6M AUDOR	06/20/23	AUD	9,270	(c)	13,632	47,516	(33,884)
2.851(d)	3M LIBOR(a)	09/04/23	$	26,560	(c)	(128,070)	16,873	(144,943)
2.275%(d)	3M LIBOR(a)	11/20/23	$	25,070	(c)	569,460	53,195	516,265
6M GBP(d)	1.200%	11/21/23	GBP	17,490	(c)	(284,624)	(123,019)	(161,605)
2.882(d)	3M LIBOR(a)	02/28/25	$	4,250	(c)	(34,960)	(17,160)	(17,800)
6M EURO(d)	1.330(b)	01/12/27	EUR	5,080	(c)	(14,455)	(56,423)	41,968
6M GBP(d)	1.600	03/16/27	GBP	8,310	(c)	(10,572)	(378,713)	368,141
6M EURO(d)	1.600(b)	10/25/27	EUR	1,310	(c)	6,524	(74,715)	81,239
2.000(b)	3M STIBOR(a)	10/25/27	SEK	12,390	(c)	(7,934)	(95,090)	87,156
2.000(b)	3M STIBOR(a)	11/02/27		31,060	(c)	(19,196)	1,524	(20,720)
6M EURO(d)	1.500(b)	12/19/27	EUR	5,890	(c)	(14,125)	22,964	(37,089)
3M LIBOR(a)	2.750(d)	12/21/27	$	4,730	(c)	(20,336)	(56,260)	35,924
3.500(d)	6M AUDOR	12/21/27	AUD	10,690	(c)	(125,925)	(93,074)	(32,851)
6M EURO(d)	1.000(b)	06/20/28	EUR	8,370	(c)	(7,735)	(152,606)	144,871
3M LIBOR(a)	2.250(d)	06/20/28	$	10	(c)	(480)	(568)	88
6M CDOR(d)	2.250	06/20/28	CAD	12,630	(c)	(248,624)	(311,821)	63,197
1.500(b)	3M STIBOR(a)	06/20/28	SEK	17,850	(c)	(49,601)	(18,854)	(30,747)
3.000(d)	6M AUDOR	06/20/28	AUD	5,210	(c)	(57,663)	(6,214)	(51,449)
1.250(d)	6M GBP	06/20/28	GBP	2,090	(c)	74,658	106,532	(31,874)
6M CHFOR(d)	1.000(b)	06/21/28	CHF	2,160	(c)	7,841	(10,882)	18,723
3M NIBOR(d)	3.000(b)	06/21/28	NOK	28,370	(c)	60,883	31,487	29,396
4.000(d)	3M NZDOR(a)	06/21/28	NZD	2,690	(c)	(31,796)	309	(32,105)
1.400(d)	6M GBP	11/21/28	GBP	10,560	(c)	214,189	138,299	75,890
1.940(d)	6M GBP	01/11/32		4,400	(c)	(64,779)	(33,333)	(31,446)
1.500(d)	6M GBP	06/20/33		4,860	(c)	68,778	201,716	(132,938)
1.750(d)	6M GBP	03/17/37		6,790	(c)	(71,014)	(170,066)	99,052

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M LIBOR(a)	2.750(d)%	06/16/37	$	2,910	(c)	$(40,822)	$(66,016)	$25,194
1.750(d)	6M GBP	12/14/37	GBP	3,000	(c)	(34,372)	(24,590)	(9,782)
1.750(d)	6M GBP	06/14/38		2,510	(c)	(31,232)	(29,800)	(1,432)
1.500(b)	6M EURO(d)	06/20/38	EUR	3,230	(c)	(27,504)	69,510	(97,014)
3M LIBOR(a)	2.500(d)	06/17/47	$	4,380	(c)	(64,442)	(95,655)	31,213
1.750(b)	6M EURO(d)	06/16/48	EUR	1,670	(c)	(23,419)	(9,318)	(14,101)
3M LIBOR(a)	2.500(d)	06/20/48	$	560	(c)	(39,020)	(57,529)	18,509
2.540(d)	6M CDOR	07/18/48	CAD	1,120	(c)	14,762	14,880	(118)
TOTAL						$(1,551,006)	$(2,081,690)	$530,684

(a)	Payments made quarterly.
(b)	Payments made annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2018.
(d)	Payments made semi-annually.
(e)	Payments made at the termination date.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2018(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
CDX.NA.IG Index 30	1.000%	0.655%	06/20/23	$14,450	$244,169	$261,826	$(17,657)
iTraxx Europe Series 29	1.000	0.598	06/20/23	EUR 4,600	118,791	116,289	2,502
TOTAL					$362,960	$378,115	$(15,155)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED OPTIONS CONTRACTS — At March 31, 2018, the Fund had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Eurodollar Futures	$98.00	06/15/2018	40	$100,000	$68,000	$11,090	$56,910

Abbreviations:
BoA Securities LLC	—Bank of America Securities LLC
CDX.NA.IG Index 30	—CDX North America Investment Grade Index 30.
CS International (London)	—Credit Suisse International (London)
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments

March 31, 2018

Principal Amount		Interest Rate	Maturity Date		Value
Foreign Sovereign Debt Obligations – 40.4%
British Pound – 2.0%
	United Kingdom Treasury
GBP	2,000,000	4.500%	09/07/34		$3,960,839
	90,000	4.250	03/07/36		177,010
	3,970,000	3.500	01/22/45		7,672,444
	1,270,000	3.500	07/22/68		3,036,830

					14,847,123

Canadian Dollar – 2.3%
	British Columbia Province of Canada
CAD	800,000	3.250	12/18/21		642,856
	2,600,000	2.850	06/18/25		2,052,655
	2,000,000	4.950	06/18/40		2,058,990
	Government of Canada
	6,160,000	1.750	03/01/23		4,732,779
	1,760,000	2.750	12/01/48		1,523,189
	Ontario Province of Canada
	1,800,000	4.400	06/02/19		1,439,804
	1,700,000	2.600	06/02/25		1,315,836
	2,300,000	4.650	06/02/41		2,264,706
	Quebec Province of Canada
	1,800,000	4.250	12/01/21		1,494,684

					17,525,499

Czech Koruna – 0.1%
	Czech Republic Government Bond
CZK	11,190,000	1.500	10/29/19		549,133

Danish Krone – 0.1%
	Kingdom of Denmark
DKK	3,000,000	4.500	11/15/39		831,024

Euro – 7.8%
	France Government Bond OAT
EUR	2,660,000	4.750	04/25/35		5,139,160
	Government of France
	1,330,000	4.500	04/25/41		2,668,834
	Italy Buoni Poliennali Del Tesoro
	3,440,000	1.200	04/01/22		4,374,967
	7,790,000	1.450	11/15/24		9,779,879
	5,760,000	2.050	08/01/27		7,309,792
	1,400,000	5.000	09/01/40		2,391,303
	1,370,000	2.800 (a)	03/01/67		1,599,003
	Kingdom of Belgium(a)
	1,800,000	0.800	06/22/27		2,247,434
	910,000	2.150	06/22/66		1,253,123
	Republic of Austria(a)
	450,000	1.500	11/02/86		509,999
	460,000	2.100	09/20/17	(g)	639,446
	Republic of Indonesia(a)
	650,000	2.625	06/14/23		848,780
	240,000	2.150	07/18/24		304,536
	420,000	3.750	06/14/28		583,971
	Republic of Ireland
	860,000	4.500	04/18/20		1,167,127
	510,000	3.400	03/18/24		745,072
	810,000	5.400	03/13/25		1,335,151

Foreign Sovereign Debt Obligations – (continued)
Euro – (continued)
	Spain Government Bond(a)
EUR	2,230,000	3.800%	04/30/24		$3,296,305
	1,250,000	2.750	10/31/24		1,760,543
	3,195,000	5.900	07/30/26		5,518,662
	2,310,000	1.450	10/31/27		2,937,443
	1,110,000	3.450	07/30/66		1,729,853

					58,140,383

Israeli Shekel – 0.1%
	Israel Government Bond
ILS	2,430,000	2.000	03/31/27		713,253

Japanese Yen – 22.3%
	Government of Japan
JPY	3,239,500,000	1.300	06/20/20		31,423,196
	436,000,000	2.200	03/20/31		5,164,964
	225,000,000	1.700	09/20/32		2,553,017
	214,000,000	1.400	09/20/34		2,351,798
	2,029,200,000	2.500	09/20/34		25,648,531
	315,000,000	2.200	09/20/39		3,933,555
	454,000,000	1.400	09/20/45		5,020,219
	233,600,000	2.000	03/20/52		2,974,879
	312,700,000	1.400	03/20/55		3,454,467
	Japan Government Five Year Bond
	419,000,000	0.100	09/20/21		3,968,814
	Japan Government Ten Year Bond
	130,900,000	0.100	09/20/27		1,240,552
	Japan Government Two Year Bond
	1,696,800,000	0.100	12/15/18		15,974,366
	Japan Treasury Discount Bill(b)
	4,417,000,000	0.000	04/23/18		41,514,653
	Japanese Government CPI Linked Bond
	965,101,500	0.100	03/10/25		9,547,163
	1,183,585,928	0.100	03/10/26		11,764,113

					166,534,287

Mexican Peso – 0.2%
	United Mexican States
MXN	3,957,000	6.500	06/10/21		213,075
	495,400	6.500	06/09/22		26,532
	2,034,800	8.000	12/07/23		115,920
	2,098,900	7.750	11/23/34		117,892
	13,763,300	10.000	11/20/36		939,897
	2,436,600	8.500	11/18/38		146,434
	94,300	8.000	11/07/47		5,408

					1,565,158

Russian Ruble – 0.1%
	Russian Federation Bond
RUB	26,160,000	7.050	01/19/28		460,016

South African Rand – 0.8%
	Republic of South Africa
ZAR	47,650,000	7.750%	02/28/23		4,088,021
	90,000	8.500	01/31/37		7,401
	21,510,000	8.750	01/31/44		1,791,347

					5,886,769

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Sovereign Debt Obligations – (continued)
South Korean Won – 1.6%
	Inflation Linked Korea Treasury Bond
KRW	13,267,150,552	1.000%		06/10/26	$11,632,518

Swedish Krona – 0.4%
	Sweden Government Bond
SEK	21,290,000	3.500		06/01/22	2,941,533

Thai Baht – 0.5%
	Thailand Government Bond
THB	126,490,000	1.875		06/17/22	4,067,525

United States Dollar – 2.1%
	Abu Dhabi Government International Bond
	$500,000	2.500	(a)	10/11/22	481,875
	790,000	3.125	(a)	10/11/27	746,155
	600,000	4.125	(a)	10/11/47	562,500
	700,000	4.125		10/11/47	656,250
	Republic of Indonesia
	970,000	5.875		01/15/24	1,064,769
	200,000	4.125	(a)	01/15/25	201,250
	4,340,000	4.125		01/15/25	4,367,125
	790,000	3.850	(a)	07/18/27	773,213
	300,000	4.750	(a)	07/18/47	297,375
	Republic of Korea
	660,000	7.125		04/16/19	689,168
	Republic of Kuwait
	6,250,000	3.500		03/20/27	6,132,812

					15,972,492

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $280,412,212)				$301,666,713

Corporate Obligations – 24.0%
Agriculture – 0.5%
	BAT Capital Corp.(a)(c)
	$450,000	3.222%		08/15/24	$433,856
	1,100,000	3.557		08/15/27	1,053,620
	BAT International Finance PLC(a)
	800,000	2.750		06/15/20	793,169
	200,000	3.500		06/15/22	199,397
	Reynolds American, Inc.
	108,000	3.250		06/12/20	108,010
	150,000	4.000		06/12/22	152,596
	250,000	5.700	(c)	08/15/35	284,439
	900,000	5.850	(c)	08/15/45	1,052,854

					4,077,941

Banks – 10.0%
	Bank of America Corp.
	1,000,000	5.650		05/01/18	1,002,520
	1,400,000	2.600		01/15/19	1,401,378
	600,000	2.650		04/01/19	599,689
	1,450,000	4.125		01/22/24	1,492,522
	150,000	3.875		08/01/25	151,143
	3,500,000	3.248	(c)	10/21/27	3,298,810
	650,000	4.183	(c)	11/25/27	644,374
	100,000	6.110		01/29/37	120,317

Corporate Obligations – (continued)
Banks – (continued)
	Barclays PLC(c)
	900,000	3.684		01/10/23	892,185
	BNP Paribas SA(a)
	1,450,000	3.375		01/09/25	1,402,567
	200,000	4.375		09/28/25	200,520
	Capital One Financial Corp.(c)
	1,600,000	2.500		05/12/20	1,574,993
	Citigroup, Inc.(c)
	1,300,000	3.200		10/21/26	1,235,787
	Credit Agricole SA(a)
	1,500,000	2.125		04/17/18	1,499,756
	1,200,000	3.375		01/10/22	1,190,270
	Credit Suisse AG
	750,000	6.500		08/08/23	814,875
	Credit Suisse Group AG(a)(c)(d) (3M USD LIBOR + 1.410%)
	2,000,000	3.869		01/12/29	1,938,626
	Deutsche Bank AG
	150,000	2.850		05/10/19	149,467
	3,400,000	2.700		07/13/20	3,331,793
	100,000	3.125		01/13/21	98,387
	Dexia Credit Local SA
	3,500,000	1.875	(a)	03/28/19	3,478,790
GBP	5,900,000	1.125		06/15/22	8,164,465
	HSBC Holdings PLC
	$200,000	4.250		08/18/25	198,449
	450,000	6.800		06/01/38	577,114
	Intesa Sanpaolo SpA
	900,000	3.875		01/15/19	905,863
	Kreditanstalt fuer Wiederaufbau(e)
AUD	3,000,000	6.000		08/20/20	2,498,089
EUR	3,100,000	3.500		07/04/21	4,278,911
	7,300,000	2.500		01/17/22	9,883,116
	Morgan Stanley, Inc.
	$500,000	5.625		09/23/19	519,026
EUR	900,000	2.375		03/31/21	1,175,787
	$50,000	3.875		04/29/24	50,435
	1,700,000	3.700		10/23/24	1,691,702
	300,000	4.000		07/23/25	302,793
	1,400,000	3.625		01/20/27	1,370,338
	350,000	4.300		01/27/45	353,879
	Royal Bank of Scotland Group PLC
	200,000	3.875		09/12/23	197,512
	(3M USD LIBOR + 1.480%)
	1,200,000	3.498(c)(d)		05/15/23	1,179,194
	SpareBank 1 Boligkreditt AS
EUR	10,030,000	0.125		11/12/18	12,379,718
	UBS Group Funding Switzerland AG(a)
	$2,400,000	3.000		04/15/21	2,374,657

					74,619,817

Beverages(c) – 0.2%
	Anheuser-Busch InBev Finance, Inc.
	500,000	4.900		02/01/46	539,256
	Anheuser-Busch InBev Worldwide, Inc.
	700,000	4.600		04/15/48	724,092

					1,263,348

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Biotechnology(c) – 0.1%
	Gilead Sciences, Inc.
	$800,000	4.150%		03/01/47	$783,343

Chemicals – 0.1%
	CNAC HK Finbridge Co. Ltd.
	200,000	4.125		07/19/27	188,750
	LyondellBasell Industries NV(c)
	252,000	5.000		04/15/19	255,817

					444,567

Diversified Financial Services – 1.2%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	2,550,000	3.750		05/15/19	2,565,961
	2,300,000	3.500	(c)	05/26/22	2,265,683
	2,149,000	4.625		07/01/22	2,203,032
	GE Capital International Funding Co.
	1,100,000	3.373		11/15/25	1,063,254
	Huarong Finance II Co. Ltd.
	570,000	5.000		11/19/25	576,412
	Synchrony Financial(c)
	250,000	3.000		08/15/19	249,246

					8,923,588

Electrical – 0.4%
	innogy Finance BV
GBP	900,000	6.250		06/03/30	1,672,586
	Ruwais Power Co. PJSC(a)
	$520,000	6.000		08/31/36	590,850
	Sempra Energy(c)
	700,000	3.400		02/01/28	671,484

					2,934,920

Food & Drug Retailing(c) – 0.1%
	Kraft Heinz Foods Co.
	600,000	2.800		07/02/20	595,845

Healthcare Providers & Services(c) – 0.4%
	Becton Dickinson & Co.
	1,600,000	2.894		06/06/22	1,552,417
	1,600,000	3.363		06/06/24	1,539,998

					3,092,415

Insurance – 0.9%
	Aviva PLC(c)(d)
	(5 year EUR Swap + 5.130%)
EUR	450,000	6.125		07/05/43	670,113
	(5 year UK Government Bond + 2.850%)
GBP	450,000	6.125		11/14/36	728,868
	(6M GBP LIBOR + 1.880%)
	300,000	5.902		11/29/49	440,329
	AXA SA(c)(d) (3M USD LIBOR + 1.449%)
	$1,850,000	6.463		12/29/49	1,826,875
	Cloverie PLC for Zurich Insurance Co. Ltd.(c)(d) (3M USD LIBOR + 4.918%)
	1,250,000	5.625		06/24/46	1,293,805
	MetLife, Inc.
	500,000	4.368		09/15/23	520,354
	110,000	3.600		04/10/24	110,173

Corporate Obligations – (continued)
Insurance – (continued)
	NN Group NV(c)(d) (3M Euribor + 3.950%)
EUR	800,000	4.625		04/08/44	1,102,483

					6,693,000

Internet(a)(c) – 0.4%
	Amazon.com, Inc.
	$2,700,000	3.875		08/22/37	2,690,440

Media – 0.4%
	Charter Communications Operating LLC/Charter Communications Operating Capital(c)
	150,000	3.579		07/23/20	150,422
	1,150,000	4.908		07/23/25	1,175,192
	Comcast Corp.
	650,000	6.400		03/01/40	840,524
	Time Warner Cable LLC
	300,000	6.750		07/01/18	302,827
	450,000	5.000		02/01/20	462,184
	100,000	4.125	(c)	02/15/21	101,083
	28,000	7.300		07/01/38	33,569
	100,000	5.500	(c)	09/01/41	99,353

					3,165,154

Mining(a) – 0.3%
	Glencore Funding LLC
	2,100,000	4.125		05/30/23	2,113,692

Miscellaneous Manufacturing – 0.0%
	General Electric Co.
MXN	2,000,000	8.500		04/06/18	110,003

Oil Field Services – 0.9%
	Anadarko Petroleum Corp.
	$50,000	3.450	(c)	07/15/24	48,542
	650,000	6.450		09/15/36	779,328
	BP Capital Markets PLC
	250,000	3.814		02/10/24	255,053
	Devon Energy Corp.(c)
	500,000	3.250		05/15/22	493,968
	200,000	5.600		07/15/41	225,157
	500,000	4.750		05/15/42	511,107
	300,000	5.000		06/15/45	318,849
	Dolphin Energy Ltd.
	163,520	5.888	(a)	06/15/19	166,586
	109,792	5.888		06/15/19	111,851
	Gazprom OAO Via Gaz Capital SA
	440,000	8.625		04/28/34	570,350
	310,000	7.288		08/16/37	365,025
	Petroleos Mexicanos
	32,000	6.375		02/04/21	34,036
EUR	820,000	5.125		03/15/23	1,150,224
	$840,000	6.500		03/13/27	897,120
	30,000	6.375		01/23/45	29,083
	410,000	6.750		09/21/47	414,871
	21,000	6.350	(a)	02/12/48	20,291
	Reliance Industries Ltd.(a)
	510,000	3.667		11/30/27	481,950

					6,873,391

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pharmaceuticals – 0.7%
	AbbVie, Inc.(c)
	$750,000	4.450%		05/14/46	$745,853
	Allergan Funding SCS
	50,000	2.450		06/15/19	49,619
	250,000	3.000	(c)	03/12/20	248,711
	CVS Health Corp.(c)
	550,000	2.800		07/20/20	546,075
	1,750,000	4.300		03/25/28	1,757,456
	950,000	4.780		03/25/38	962,854
	1,050,000	5.050		03/25/48	1,104,376

					5,414,944

Pipelines – 1.6%
	Abu Dhabi Crude Oil Pipeline LLC(a)
	1,260,000	4.600		11/02/47	1,225,350
	Enterprise Products Operating LLC(c)
	700,000	2.850		04/15/21	691,853
	500,000	3.750		02/15/25	502,240
	Kinder Morgan Energy Partners LP(c)
	470,000	3.950		09/01/22	473,463
	Kinder Morgan, Inc.(c)
	350,000	3.050		12/01/19	349,095
	3,000,000	5.000	(a)	02/15/21	3,114,904
	300,000	4.300		06/01/25	302,077
	MPLX LP(c)
	700,000	4.500		04/15/38	691,130
	600,000	4.700		04/15/48	584,459
	Plains All American Pipeline LP/PAA Finance Corp.(c)
	1,200,000	4.500		12/15/26	1,190,271
	300,000	4.700		06/15/44	267,843
	Sabine Pass Liquefaction LLC(c)
	1,500,000	5.625		03/01/25	1,610,625
	Williams Partners LP(c)
	550,000	3.600		03/15/22	547,511
	450,000	3.900		01/15/25	445,664

					11,996,485

Real Estate Investment Trust(c) – 0.2%
	American Tower Corp.
	450,000	3.300		02/15/21	449,895
	HCP, Inc.
	100,000	2.625		02/01/20	98,960
	273,000	5.375		02/01/21	287,034
	Ventas Realty LP/Ventas Capital Corp.
	200,000	3.250		08/15/22	198,241
	WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
	350,000	2.700		09/17/19	348,330
	400,000	3.750		09/17/24	400,482

					1,782,942

Semiconductors(c) – 0.1%
	Broadcom Corp./Broadcom Cayman Finance Ltd.
	500,000	3.000		01/15/22	490,623
	550,000	3.625		01/15/24	541,051

					1,031,674

Corporate Obligations – (continued)
Software(c) – 0.3%
	Oracle Corp.
	700,000	3.250		11/15/27	682,806
	800,000	3.800		11/15/37	791,082
	500,000	4.000		11/15/47	492,854

					1,966,742

Supranational – 4.1%
	European Financial Stability Facility(e)
EUR	3,520,000	0.400		05/31/26	4,267,991
	1,100,000	2.350		07/29/44	1,621,243
	European Stability Mechanism
	19,950,000	1.250		10/15/18	24,779,838

					30,669,072

Telecommunication Services – 1.1%
	America Movil SAB de CV
MXN	5,260,000	6.000		06/09/19	281,006
	AT&T, Inc.
	$2,000,000	2.800	(c)	02/17/21	1,980,402
	1,450,000	3.200	(c)	03/01/22	1,442,298
	250,000	3.000	(c)	06/30/22	245,510
	150,000	3.900	(c)	08/14/27	151,033
	350,000	5.350		09/01/40	367,370
	200,000	4.750	(c)	05/15/46	194,249
	900,000	5.450	(c)	03/01/47	955,263
	Verizon Communications, Inc.
	250,000	3.450		03/15/21	252,516
	1,100,000	3.125		03/16/22	1,090,269
	500,000	5.150		09/15/23	539,444
	650,000	5.012		04/15/49	669,131

					8,168,491

	TOTAL CORPORATE OBLIGATIONS
	(Cost $178,702,646)				$179,411,814

Asset-Backed Securities(d) – 20.0%
Collateralized Loan Obligations(a) – 11.6%
	AIMCO CLO Series 2014-AA, Class AR (3M USD LIBOR + 1.100%)
	$4,250,000	2.463%		07/20/26	$4,251,288
	Apex Credit CLO II LLC Series 2017-2A, Class A (3M USD LIBOR + 1.270%)
	8,400,000	2.895		09/20/29	8,456,960
	Atrium X CLO Series 2017-10A, Class AR (3M USD LIBOR + 0.950%)
	3,778,499	2.309		07/16/25	3,778,907
	B&M CLO Ltd. Series 2014-1A, Class A1 (3M USD LIBOR + 1.400%)
	1,750,000	2.759		04/16/26	1,750,219
	Catamaran CLO Ltd. Series 2013-1A, Class AR (3M USD LIBOR + 0.850%)
	3,800,000	2.363		01/27/28	3,808,793
	GoldentTree Loan Management US CLO 1 Ltd. Series 2017-1A, Class A (3M USD LIBOR + 1.220%)
	4,650,000	2.583		04/20/29	4,667,182

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(d) – (continued)
Collateralized Loan Obligations(a) – (continued)
Halcyon Loan Advisors Funding Ltd. Series 2013-1A, Class A1 (3M USD LIBOR + 1.150%)
$1,839,781	2.509%	04/15/25	$1,839,886
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1R (3M USD LIBOR + 1.130%)
5,600,000	2.484	04/18/26	5,600,823
Madison Park Funding XII Ltd. Series 2014-12A, Class AR (3M USD LIBOR + 1.260%)
3,900,000	2.623	07/20/26	3,901,033
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
5,300,000	2.650	04/15/29	5,288,335
Oak Hill Credit Partners X Ltd. Series 2014-10A, Class AR (3M USD LIBOR + 1.130%)
4,650,000	2.493	07/20/26	4,650,870
OCP CLO Ltd. Series 2016-12A, Class A1 (3M USD LIBOR + 1.570%)
4,650,000	2.924	10/18/28	4,669,386
Octagon Investment Partners 24 Ltd. Series 2015-1A, Class A1R (3M USD LIBOR + 0.900%)
8,450,000	2.341	05/21/27	8,450,769
OFSI Fund VII Ltd. Series 2014-7A, Class AR (3M USD LIBOR + 0.900%)
2,250,000	2.254	10/18/26	2,250,094
OHA Credit Partners VIII Ltd. Series 2013-8A, Class A (3M USD LIBOR + 1.120%)
4,573,053	2.483	04/20/25	4,574,526
Shackleton CLO Ltd. Series 2014-5A, Class AR (3M USD LIBOR + 1.140%)
3,650,000	2.532	05/07/26	3,651,259
Sound Point CLO XI Ltd. Series 2016-1A, Class A (3M USD LIBOR + 1.650%)
8,350,000	3.013	07/20/28	8,384,519
Sound Point CLO XI Ltd. Series 2016-1A, Class B1 (3M USD LIBOR + 2.400%)
1,700,000	3.763	07/20/28	1,709,608
Trinitas CLO II Ltd. Series 2014-2A, Class A1R (3M USD LIBOR + 1.180%)
1,000,000	2.539	07/15/26	1,000,162
WhiteHorse VIII Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 0.900%)
3,500,000	2.277	05/01/26	3,501,764

			86,186,383

Home Equity – 0.2%
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a) (1M LIBOR + 1.450%)
1,366,519	3.322	10/25/37	1,369,102
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 1A1
16,836	7.000	09/25/37	17,005
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 2A1
65,279	7.000	09/25/37	67,104

			1,453,211

Asset-Backed Securities(d) – (continued)
Student Loans – 8.2%
Access Group, Inc. Series 2015-1, Class A(a) (1M USD LIBOR + 0.700%)
1,153,807	2.321	07/25/56	1,161,882
Chase Education Loan Trust Series 2007-A, Class A3 (3M USD LIBOR + 0.070%)
168,089	1.756	12/28/23	167,677
ECMC Group Student Loan Trust Series 2017-1A, Class A(a)(1M USD LIBOR + 1.200%)
6,597,353	2.821	12/27/66	6,677,166
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(a) (1M USD LIBOR + 0.800%)
6,750,000	2.421	04/26/32	6,629,592
Educational Services of America, Inc. Series 2010-1, Class A1(a) (3M USD LIBOR + 0.850%)
355,762	2.217	07/25/23	356,409
Educational Services of America, Inc. Series 2015-2, Class A(a) (1M USD LIBOR + 1.000%)
1,717,730	2.621	12/25/56	1,733,410
Higher Education Funding I Series 2014-1, Class A(a) (3M USD LIBOR + 1.050%)
3,363,757	2.512	05/25/34	3,388,278
Knowledgeworks Foundation Student Loan Series 2010-1, Class A (3M USD LIBOR + 0.950%)
478,202	2.412	02/25/42	479,624
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3 (1M USD LIBOR + 1.050%)
2,450,000	2.640	07/20/43	2,480,861
Navient Student Loan Trust Series 2017-2A, Class A(a) (1M USD LIBOR + 1.050%)
6,940,969	2.671	12/27/66	7,034,324
Navient Student Loan Trust Series 2017-5A, Class A(a) (1M USD LIBOR + 0.800%)
7,743,600	2.421	07/26/66	7,792,731
Nelnet Student Loan Trust Series 2006-1, Class A6(a) (3M USD LIBOR + 0.450%)
4,300,000	1.904	08/23/36	4,220,063
Nelnet Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.100%)
966,360	1.467	01/25/30	964,702
Nelnet Student Loan Trust Series 2006-2, Class A7(a) (3M Euribor + 0.580%)
4,050,000	1.947	01/25/37	3,990,899
Nelnet Student Loan Trust Series 2010-3A, Class A(a) (3M USD LIBOR + 0.780%)
435,883	2.147	07/27/48	439,312
Nelnet Student Loan Trust Series 2011-1A, Class A(a) (1M USD LIBOR + 0.850%)
235,878	2.471	02/25/48	238,256
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
1,620,762	2.267	07/25/41	1,617,117
PHEAA Student Loan Trust Series 2016-1A, Class A(a) (1M USD LIBOR + 1.150%)
3,356,575	2.771%	09/25/65	3,406,581

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(d) – (continued)
Student Loans – (continued)
Scholar Funding Trust Series 2010-A, Class A(a) (3M USD LIBOR + 0.750%)
$811,906	2.128%	10/28/41	$807,633
SLC Student Loan Center Series 2011-1, Class A(a) (1M USD LIBOR + 1.220%)
523,793	2.841	10/25/27	530,723
SLC Student Loan Trust Series 2006-1, Class A5 (3M USD LIBOR + 0.110%)
1,948,069	1.698	03/15/27	1,939,375
SLM Student Loan Trust Series 2004-8A, Class A6(a) (3M USD LIBOR + 0.630%)
2,100,000	1.997	01/25/40	2,099,105
SLM Student Loan Trust Series 2005-3, Class A5 (3M USD LIBOR + 0.090%)
696,690	1.457	10/25/24	695,804
SLM Student Loan Trust Series 2006-5, Class A5 (3M USD LIBOR + 0.110%)
1,765,325	1.477	01/25/27	1,763,099
Wachovia Student Loan Trust Series 2006-1, Class A5(a) (3M USD LIBOR + 0.120%)
745,063	1.487	07/26/27	744,755

			61,359,378

TOTAL ASSET-BACKED SECURITIES
(Cost $147,542,414)			$148,998,972

Mortgage-Backed Obligations – 12.8%
Collateralized Mortgage Obligations – 2.1%
Interest Only – 0.9%
$587,714	4.413%	05/15/41	$83,386
450,165	4.463	03/15/44	72,737
348,238	4.513	07/15/39	47,491
1,597,100	4.223	05/15/46	273,890
412,480	3.000	12/15/27	36,461
2,072,278	3.425	11/25/40	262,322
550,989	4.929	12/25/41	90,079
733,742	4.329	02/25/42	106,442
739,391	4.479	12/25/43	102,212
1,521,045	5.029	10/25/42	241,832
579,433	4.979	02/25/44	99,885
1,376,288	4.629	01/25/45	196,722
502,027	4.629	11/25/45	71,137
310,122	4.079	11/25/45	37,492
1,408,801	4.279	02/25/46	250,822
1,131,677	4.178	08/20/40	167,972
842,360	4.428	02/20/40	130,545
484,367	3.928	03/20/40	65,562
634,819	4.428	12/20/42	96,464
885,316	4.228	08/20/43	140,327
184,809	4.278	09/20/43	27,344
332,414	4.328	06/20/43	49,143
336,429	4.278	06/20/43	49,268
168,158	4.328	11/20/43	24,823
1,067,077	4.278	11/20/43	160,773

Mortgage-Backed Obligations – (continued)
Interest Only – (continued)
2,575,960	3.778	08/20/44	347,814
779,624	4.278	10/20/43	105,922
383,094	3.778	09/20/44	48,060
1,208,289	3.814	10/16/44	161,334
911,347	4.000	12/20/44	151,340
217,988	4.278	03/20/44	33,320
2,277,833	3.888	08/20/45	300,261
1,096,471	4.000	08/20/45	189,497
3,193,843	5.000	08/20/45	707,659
551,491	4.428	09/20/45	84,229
846,649	4.378	09/20/45	127,209
449,518	4.500	09/16/45	89,878
1,660,513	5.000	10/20/44	369,229
400,198	4.428	11/20/45	60,704
257,700	4.378	11/20/45	39,191
1,797,716	3.778	04/20/45	230,067
1,349,189	3.778	05/20/45	200,298
507,326	4.378	01/20/46	76,776
1,193,307	4.000	10/20/46	215,789
702,657	4.000	06/20/45	109,631
771,967	3.828	01/20/46	98,729
739,920	3.828	01/20/46	95,862

			6,727,930

Sequential Fixed Rate – 0.2%
537,134	5.000	06/25/41	577,364
510,431	5.000	10/25/41	548,158
65,950	7.000	10/25/42	75,142
257,919	7.000	07/25/42	294,402

			1,495,066

Sequential Floating Rate(d) – 1.0%
100,841	2.701	09/25/35	99,767
584,699	1.800	03/20/46	521,449
56,540	3.493	04/20/35	56,501
496,273	3.795	08/19/36	468,184
(12M MTA + 1.000%)
729,844	2.201	01/25/46	653,565
(6M USD LIBOR + 0.660%)
121,725	2.211	11/20/34	122,935
(1M USD LIBOR + 1.050%)
1,400,000	2.638 (a)	05/15/18	1,400,000
(3M GBP LIBOR + 0.850%)
GBP 2,700,479	1.376	05/20/45	3,803,763

			7,126,164

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			15,349,160

Federal Agencies — 10.7%
FHLMC – 0.1%
646	5.000	04/01/18	649
1,619	5.000	05/01/18	1,626
773	5.000	06/01/18	775
1,141	5.000	07/01/18	1,142
307	5.000	08/01/18	308
419	5.000	09/01/18	421
3,960	5.000	10/01/18	3,982
3,789	5.000	11/01/18	3,813
3,720	5.000	12/01/18	3,738

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
	$2,083	5.000%	01/01/19		$2,095
	294	5.000	02/01/19		297
	830	5.000	03/01/19		835
	3,392	5.000	01/01/33		3,635
	536	5.000	06/01/33		579
	5,863	5.000	07/01/33		6,328
	7,157	5.000	08/01/33		7,725
	1,213	5.000	10/01/33		1,310
	3,486	5.000	11/01/33		3,762
	1,771	5.000	12/01/33		1,911
	5,300	5.000	02/01/34		5,720
	2,068	5.000	03/01/34		2,232
	2,964	5.000	04/01/34		3,200
	6,387	5.000	05/01/34		6,893
	91,231	5.000	06/01/34		98,473
	1,137	5.000	11/01/34		1,227
	24,063	5.000	04/01/35		25,973
	2,630	5.000	11/01/35		2,839
	7,926	5.000	02/01/37		8,591
	660	5.000	11/01/37		708
	212,971	7.000	02/01/39		244,563
	35,847	5.000	01/01/40		38,727
	17,351	4.000	06/01/40		17,984
	178,260	4.000	02/01/41		184,541
	11,893	4.000	11/01/41		12,314

					698,916

FNMA – 1.3%
	210	5.000	05/01/18		210
	41	5.000	06/01/18		41
	104	5.000	11/01/18		105
	400	5.000	03/01/19		403
	401	5.000	04/01/19		405
	2,334	5.000	08/01/33		2,514
	1,488	5.500	02/01/34		1,632
	3,527	5.500	05/01/34		3,878
	1,469	5.500	10/01/34		1,611
	11,480	5.500	12/01/34		12,607
	3,329	5.500	04/01/35		3,654
	2,669	5.500	07/01/35		2,932
	375,232	4.500	07/01/36		396,456
	40,382	4.500	12/01/36		42,666
	36,360	4.500	05/01/38		38,450
	123,029	7.000	03/01/39		141,338
	27,595	4.500	05/01/39		29,228
	16,267	4.500	06/01/39		17,231
	11,902	4.500	08/01/39		12,607
	19,870	4.500	09/01/39		21,001
	27,501	4.500	10/01/39		29,067
	10,504	4.500	03/01/40		11,102
	151,958	4.500	04/01/40		160,627
	131,301	5.000	06/01/40		141,398
	9,725	4.500	12/01/40		10,279
	167,299	4.500	01/01/41		176,762
	44,193	4.500	04/01/41		46,693
	75,567	4.500	06/01/41		79,838
	63,644	4.500	07/01/41		67,244
	52,177	5.000	07/01/41		56,341

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
	96,511	4.500	08/01/41		102,012
	286,558	4.500	09/01/41		302,921
	240,668	4.500	10/01/41		254,281
	192,966	4.500	11/01/41		203,881
	107,252	4.500	12/01/41		113,313
	123,531	4.500	01/01/42		130,514
	27,153	4.500	03/01/42		28,689
	51,804	4.500	04/01/42		54,679
	114,391	3.000	12/01/42		112,775
	292,491	3.000	01/01/43		288,352
	346,921	3.000	04/01/43		342,122
	958,669	4.500	06/01/45		1,010,497
	938,983	4.500	01/01/48		984,172
	4,000,000	4.500	TBA-30yr	(f)	4,188,125

					9,624,653

GNMA – 9.3%
	7,237,357	4.000	10/20/43		7,514,694
	711,093	4.000	11/20/44		736,343
	67,692	4.000	05/20/45		70,096
	3,253,811	4.000	07/20/45		3,369,347
	2,526,281	4.000	08/20/45		2,615,194
	593,283	4.000	09/20/45		613,978
	2,075,152	4.000	10/20/45		2,148,512
	1,238,066	4.000	01/20/46		1,280,093
	317,343	4.000	02/20/46		328,116
	1,919,859	4.000	07/20/47		1,974,830
	7,911,287	4.000	08/20/47		8,137,810
	3,958,781	4.000	12/20/47		4,074,297
	36,000,000	4.000	TBA-30yr	(f)	36,989,688

					69,852,998

	TOTAL FEDERAL AGENCIES				$80,176,567

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $96,082,888)				$95,525,727

Agency Debentures – 0.9%
	Canada Housing Trust No. 1(a)(e)
CAD	5,200,000	2.350%	12/15/18		$4,057,966
	FHLMC
	$1,800,000	6.750	03/15/31		2,499,570

	TOTAL AGENCY DEBENTURES
	(Cost $6,697,245)				$6,557,536

Municipal Debt Obligation(c)(d) – 0.4%
Ohio — 0.4%
	New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
	$2,900,000	2.217%	10/25/37		$2,896,321

	TOTAL MUNICIPAL DEBT OBLIGATION
	(Cost $2,874,695)				$2,896,321

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Shares	Distribution Rate	Value
Investment Company(h) – 2.4%
Goldman Sachs Financial Square Government Fund –Institutional Shares
17,800,265	1.609%	$17,800,265

TOTAL INVESTMENTS – 100.9% (Cost $730,112,365)		$752,857,348

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(6,900,571)

NET ASSETS – 100.0%		$745,956,777

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $196,274,139, which represents approximately 26.3% of the Fund’s net assets as of March 31, 2018. The liquidity determination is unaudited.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2018.
(e)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $6,557,536, which represents approximately 0.9% of the Fund’s net assets as of March 31, 2018
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $41,177,813. which represents approximately 5.5% of the Fund’s net assets as of March 31, 2018.
(g)	Actual maturity date is September 20, 2117.
(h)	Represents an affiliated issuer.

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CPI	—Consumer Price Index
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
MS & Co. Int. PLC	ARS	7,222,832	USD	356,419	$357,997	04/04/18	$1,580
	ARS	49,166,678	USD	2,411,701	2,430,505	04/09/18	18,810
	ARS	32,379,078	USD	1,569,378	1,598,099	04/12/18	28,721
	ARS	19,472,219	USD	951,514	959,049	04/16/18	7,536
	ARS	17,159,077	USD	821,795	843,350	04/20/18	21,555
	ARS	18,338,960	USD	892,579	895,675	05/02/18	3,096
	ARS	33,818,686	USD	1,625,117	1,647,280	05/07/18	22,163
	ARS	8,738,720	USD	419,828	424,745	05/11/18	4,917
	ARS	10,064,722	USD	481,059	488,412	05/14/18	7,353
	ARS	7,499,598	USD	358,062	363,352	05/17/18	5,291
	ARS	5,740,585	USD	274,472	277,095	05/24/18	2,623
	ARS	17,336,184	USD	825,926	834,150	05/31/18	8,224
	AUD	838,782	USD	643,695	644,365	06/20/18	670
	BRL	24,176,649	USD	7,273,799	7,321,186	04/03/18	47,389
	BRL	22,428,139	USD	6,719,743	6,775,249	05/03/18	55,506
	CAD	1,306,191	EUR	815,977	1,015,403	06/20/18	5,288
	CAD	15,274,770	USD	11,833,034	11,874,258	06/20/18	41,223
	CHF	474,616	GBP	354,265	499,913	06/20/18	1,178
	CLP	822,806,908	USD	1,353,436	1,362,691	04/27/18	9,255
	CNH	6,435,974	EUR	818,838	1,022,286	06/20/18	8,631
	CNH	44,837,399	USD	7,046,645	7,121,946	06/20/18	75,301
	CNY	26,225,012	USD	4,142,421	4,179,110	04/16/18	36,690
	COP	2,574,314,458	USD	904,282	921,105	04/20/18	16,823
	COP	2,300,062,112	USD	807,690	822,912	04/27/18	15,223
	CZK	20,359,169	EUR	799,418	990,629	06/20/18	1,012
	EUR	407,789	CAD	647,485	504,811	06/20/18	1,471
	EUR	1,286,933	CHF	1,503,234	1,593,121	06/20/18	9,764
	EUR	410,261	GBP	360,648	507,870	06/20/18	149
	EUR	2,253,256	HUF	702,268,371	2,789,354	06/20/18	8,077
	EUR	2,779,485	NOK	26,601,775	3,440,784	06/20/18	38,389
	EUR	818,164	SEK	8,255,829	1,012,823	06/20/18	18,031
	EUR	818,107	USD	1,012,373	1,012,752	06/20/18	379
	GBP	1,450,645	EUR	1,638,075	2,042,222	06/20/18	14,417
	GBP	4,955,797	USD	6,927,871	6,976,787	06/20/18	48,916
	HKD	28,786,568	USD	3,683,266	3,685,098	09/19/18	1,832
	IDR	6,968,354,446	USD	506,009	507,489	04/09/18	1,480
	IDR	87,095,450,111	USD	6,314,326	6,334,946	04/26/18	20,620
	INR	16,244,503	USD	249,264	249,498	04/06/18	234
	INR	345,147,262	USD	5,288,764	5,298,582	04/13/18	9,819
	INR	41,688,309	USD	634,622	634,799	06/20/18	177
	JPY	54,079,526	EUR	408,993	510,994	06/20/18	4,692
	JPY	53,360,966	USD	503,951	504,204	06/20/18	253
	KRW	1,368,660,886	USD	1,274,033	1,287,235	04/05/18	13,200
	KRW	540,723,872	USD	505,070	509,085	04/09/18	4,016
	KRW	5,653,923,520	USD	5,283,508	5,323,495	04/12/18	39,990
	KRW	917,939,003	USD	863,479	864,378	04/16/18	898
	KRW	1,535,016,097	USD	1,428,825	1,445,804	04/26/18	16,979
	KRW	649,606,419	USD	602,601	611,867	04/27/18	9,266
	MXN	47,277,072	USD	2,506,016	2,567,894	06/20/18	61,878

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	NOK	9,819,238	EUR	1,010,771	$1,255,891	06/20/18	$4,636
	NOK	1,720,743	GBP	155,573	220,085	06/20/18	1,069
	NZD	556,565	USD	400,051	402,123	06/20/18	2,073
	PEN	6,402,967	USD	1,977,864	1,984,106	04/09/18	6,242
	PLN	5,239,032	EUR	1,234,817	1,532,864	06/20/18	4,258
	SEK	12,585,625	EUR	1,224,037	1,516,515	06/20/18	1,253
	SGD	3,174,958	USD	2,421,986	2,426,089	06/20/18	4,103
	THB	33,969,333	USD	1,083,793	1,086,744	04/12/18	2,951
	TRY	2,050,203	USD	504,173	507,358	06/20/18	3,186
	TWD	25,193,202	USD	863,479	866,663	04/16/18	3,184
	TWD	21,035,214	USD	719,879	723,712	04/17/18	3,834
	TWD	135,218,502	USD	4,648,485	4,664,503	05/10/18	16,019
	USD	2,709,845	ARS	54,594,986	2,705,982	04/04/18	3,863
	USD	2,533,298	AUD	3,233,979	2,484,038	05/23/18	49,261
	USD	1,050,640	AUD	1,349,003	1,036,322	06/20/18	14,318
	USD	535,359	BRL	1,748,510	529,485	04/03/18	5,874
	USD	21,053,514	CAD	27,074,608	21,036,883	05/25/18	16,631
	USD	1,512,917	CAD	1,939,271	1,507,545	06/20/18	5,371
	USD	490,989	CHF	458,231	482,655	06/20/18	8,333
	USD	1,602,219	CLP	949,280,518	1,572,086	04/20/18	30,132
	USD	503,912	CNH	3,156,055	501,306	06/20/18	2,606
	USD	710,698	DKK	4,279,000	709,462	06/01/18	1,237
	USD	9,014,508	EUR	7,241,092	8,963,900	06/20/18	50,607
	USD	2,223,301	GBP	1,566,010	2,204,634	06/20/18	18,666
	USD	2,253,000	HKD	17,452,110	2,226,887	05/11/18	26,113
	USD	2,740,000	HKD	21,257,294	2,721,242	09/19/18	18,758
	USD	2,988,159	IDR	39,968,985,532	2,910,415	04/11/18	77,744
	USD	728,418	ILS	2,509,947	717,965	05/24/18	10,453
	USD	3,470,608	INR	225,728,374	3,465,939	04/05/18	4,670
	USD	506,051	INR	32,941,853	505,712	04/13/18	339
	USD	1,546,987	INR	100,354,028	1,537,870	04/27/18	9,117
	USD	1,299,168	JPY	137,989,843	1,296,999	04/02/18	2,169
	USD	4,621,903	JPY	485,762,719	4,589,938	06/20/18	31,966
	USD	622,120	NOK	4,791,337	612,817	06/20/18	9,303
	USD	4,858,590	NZD	6,691,653	4,834,787	06/20/18	23,803
	USD	423,074	RUB	24,190,726	419,701	05/17/18	3,373
	USD	3,159,331	SEK	24,749,276	2,965,089	04/05/18	194,242
	USD	405,403	SEK	3,299,606	397,589	06/20/18	7,814
	USD	503,838	SGD	659,098	503,639	06/20/18	200
	USD	1,410,155	TRY	5,628,653	1,392,908	06/20/18	17,247
	USD	352,734	TWD	10,204,833	351,095	04/17/18	1,639
	USD	6,393,203	TWD	185,081,574	6,375,323	04/27/18	17,881
	USD	5,003,342	ZAR	59,487,236	4,991,146	05/18/18	12,196
	USD	2,216,340	ZAR	26,197,369	2,188,703	06/20/18	27,637
	ZAR	127,700,607	USD	10,660,062	10,668,966	06/20/18	8,904
TOTAL							$1,536,260

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
MS & Co. Int. PLC	ARS	101,967,139	USD	5,149,277	$5,053,967	04/04/18	$(95,312)
	ARS	54,594,985	USD	2,580,713	2,578,113	07/03/18	(2,600)
	AUD	644,668	GBP	361,933	495,243	06/20/18	(14,288)
	AUD	12,631,956	USD	9,863,218	9,704,031	06/20/18	(159,186)
	BRL	24,176,650	USD	7,466,873	7,321,188	04/03/18	(145,685)
	CAD	1,954,597	EUR	1,229,963	1,519,460	06/20/18	(3,138)
	CAD	4,838,358	USD	3,768,834	3,761,231	06/20/18	(7,603)
	CHF	3,781,545	EUR	3,232,534	3,983,105	06/20/18	(18,519)
	CLP	735,075,757	USD	1,219,942	1,217,346	04/20/18	(2,596)
	EUR	416,950	CZK	10,624,299	516,151	06/20/18	(802)
	EUR	2,448,382	GBP	2,169,830	3,030,902	06/20/18	(23,789)
	EUR	406,751	NOK	3,962,683	503,526	06/20/18	(3,305)
	EUR	566,726	PLN	2,402,632	701,562	06/20/18	(1,413)
	EUR	9,331,035	USD	11,621,392	11,551,086	06/20/18	(70,306)
	GBP	2,163,257	USD	3,063,818	3,045,441	06/20/18	(18,377)
	HKD	8,748,378	USD	1,119,546	1,117,678	06/20/18	(1,869)
	HUF	1,204,252,313	EUR	3,858,732	4,769,343	06/20/18	(7,464)
	IDR	89,582,238,546	USD	6,596,145	6,523,096	04/11/18	(73,050)
	IDR	68,748,217,535	USD	5,107,210	5,004,167	04/16/18	(103,045)
	IDR	6,924,818,628	USD	503,883	503,681	04/26/18	(202)
	INR	258,799,949	USD	4,028,583	3,973,735	04/05/18	(54,848)
	INR	63,140,648	USD	969,740	969,314	04/13/18	(426)
	INR	70,597,866	USD	1,085,330	1,083,381	04/16/18	(1,949)
	INR	512,062,978	USD	7,915,079	7,847,081	04/27/18	(67,998)
	JPY	53,408,641	CAD	650,926	504,654	06/20/18	(1,361)
	JPY	107,010,337	EUR	818,342	1,011,133	06/20/18	(1,909)
	JPY	1,120,538,113	USD	10,637,944	10,563,806	05/18/18	(74,138)
	JPY	590,410,471	USD	5,613,758	5,578,747	06/20/18	(35,011)
	NOK	52,881,722	EUR	5,497,203	6,763,628	06/20/18	(41,476)
	NZD	6,568,385	USD	4,784,182	4,745,722	06/20/18	(38,460)
	PEN	7,036,566	USD	2,186,831	2,180,760	04/05/18	(6,071)
	PHP	33,188,579	USD	632,826	631,334	06/06/18	(1,493)
	PLN	23,514,665	EUR	5,569,587	6,880,045	06/20/18	(14,664)
	RUB	299,904,944	USD	5,234,309	5,203,250	05/17/18	(31,058)
	SEK	281,895,940	EUR	27,663,791	33,967,267	06/20/18	(278,326)
	SEK	12,389,272	NOK	11,735,299	1,492,855	06/20/18	(8,103)
	SEK	4,172,099	USD	508,590	502,720	06/20/18	(5,870)
	SGD	2,036,815	USD	1,557,851	1,556,397	06/20/18	(1,454)
	TRY	4,090,643	USD	1,033,720	1,012,301	06/20/18	(21,419)
	TWD	28,321,060	USD	977,937	974,380	04/17/18	(3,557)
	TWD	77,645,449	USD	2,682,800	2,674,576	04/27/18	(8,224)
	TWD	54,353,532	USD	1,878,721	1,874,982	05/10/18	(3,741)
	USD	2,705,401	ARS	54,594,985	2,705,982	04/04/18	(581)
	USD	525,815	ARS	10,874,302	537,560	04/09/18	(11,744)
	USD	14,011,920	BRL	46,604,789	14,112,889	04/03/18	(100,967)
	USD	990,688	CLP	602,318,773	997,489	04/20/18	(6,801)
	USD	1,512,305	CNH	9,581,805	1,521,968	06/20/18	(9,663)
	USD	1,423,073	CNY	9,020,861	1,437,528	04/16/18	(14,454)
	USD	509,995	COP	1,469,081,858	525,646	04/20/18	(15,651)
	USD	120,779,636	EUR	97,701,553	120,822,961	06/08/18	(43,325)
	USD	3,745,448	EUR	3,030,466	3,751,479	06/20/18	(6,030)
	USD	29,177,830	GBP	21,051,136	29,601,205	05/25/18	(423,376)

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
MS & Co. Int. PLCV (continued)	USD	3,946,187	GBP	2,815,456	$3,963,608	06/20/18	$(17,422)
	USD	505,010	INR	33,071,575	507,796	04/05/18	(2,787)
	USD	247,922	INR	16,244,503	249,498	04/06/18	(1,576)
	USD	3,993,956	INR	260,804,036	4,003,773	04/13/18	(9,817)
	USD	2,714,086	INR	177,349,489	2,717,783	04/27/18	(3,696)
	USD	176,017,325	JPY	18,809,827,418	177,328,511	05/18/18	(1,311,186)
	USD	14,292,620	JPY	1,513,357,717	14,299,610	06/20/18	(6,990)
	USD	1,274,690	KRW	1,368,660,886	1,287,233	04/05/18	(12,545)
	USD	4,460,033	KRW	4,816,199,445	4,534,731	04/12/18	(74,699)
	USD	1,007,872	KRW	1,079,224,352	1,016,252	04/16/18	(8,380)
	USD	12,117,099	KRW	12,874,418,000	12,125,882	04/25/18	(8,783)
	USD	506,014	KRW	540,195,075	508,800	04/26/18	(2,786)
	USD	1,921,012	MXN	35,786,000	1,946,065	06/12/18	(25,054)
	USD	4,533,486	MXN	85,422,598	4,639,800	06/20/18	(106,316)
	USD	1,008,532	NZD	1,400,723	1,012,037	06/20/18	(3,505)
	USD	2,171,938	PEN	7,036,565	2,180,760	04/05/18	(8,822)
	USD	1,015,435	SGD	1,331,107	1,017,142	06/20/18	(1,708)
	USD	4,479,829	THB	142,669,925	4,564,285	04/12/18	(84,456)
	USD	540,219	THB	16,912,632	541,138	04/16/18	(919)
	USD	302,125	TRY	1,223,061	302,668	06/20/18	(543)
	USD	7,100,891	TWD	207,823,028	7,150,108	04/17/18	(49,218)
	USD	1,170,545	TWD	34,062,525	1,173,318	04/27/18	(2,773)
	USD	4,632,031	TWD	134,608,385	4,643,456	05/10/18	(11,426)
	USD	2,272,060	TWD	66,048,774	2,286,097	06/12/18	(14,037)
	ZAR	12,043,774	USD	1,008,812	1,006,218	06/20/18	(2,594)
TOTAL							$(3,858,735)

FUTURES CONTRACTS — At March 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 3 Year Government Bonds	91	06/15/18	$7,770,220	$15,982
Australian 10 Year Government Bonds	42	06/15/18	4,181,194	70,903
Euro Buxl 30 Year Bonds	25	06/07/18	5,087,294	123,618
French 10 Year Government Bonds	58	06/07/18	11,032,483	189,737
Japan 10 Year Government Bonds	9	06/13/18	12,752,502	8,425
Ultra 10 Year U.S. Treasury Notes	33	06/20/18	4,285,359	79,502
Ultra Long U.S. Treasury Bonds	146	06/20/18	23,428,437	734,221
2 Year German Euro-Schatz	274	06/07/18	37,751,612	59,489
2 Year U.S. Treasury Notes	69	06/29/18	14,670,047	6,805
5 Year German Euro-Bobl	64	06/07/18	10,335,777	65,230
10 Year German Euro-Bund	10	06/07/18	1,961,706	1,890
10 Year U.K. Long Gilt	32	06/27/18	5,514,130	105,674
10 Year U.S. Treasury Notes	511	06/20/18	61,902,859	446,930
Total				$1,908,406

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
Italian 10 Year Government Bonds	(12)	06/07/18	(2,049,289)	$(4,918)
Eurodollars	(368)	12/16/19	(89,437,800)	(1,492)
5 Year U.S. Treasury Notes	(710)	06/29/18	(81,267,266)	(290,321)
20 Year U.S. Treasury Bonds	(47)	06/20/18	(6,891,375)	(209,187)
Total				$(505,918)
TOTAL FUTURES CONTRACTS				$1,402,488

SWAP CONTRACTS — At March 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date		Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M STIBOR(a)	0.050%(b)	06/15/18	SEK	129,980		$26,970	$13,608	$13,362
3M STIBOR(a)	0.330(a)	09/15/18		191,800		9,431	1,485	7,946
0.330%(b)	3M STIBOR(a)	09/15/18		191,800		(36,566)	(222)	(36,344)
6M GBP(a)	0.900	06/20/19	GBP	22,140	(c)	21,733	5,400	16,333
6M CDOR(d)	1.750	06/20/19	CAD	43,170	(c)	(112,023)	(93,992)	(18,031)
3M LIBOR(e)	2.100	06/20/19		$26,100	(c)	2,007	(10,631)	12,638
0.100(b)	3M STIBOR(a)	06/29/19		238,300	(c)	58,287	(4,761)	63,048
3M LIBOR(e)	2.206	09/04/19		$115,400	(c)	16,239	(3,944)	20,183
Mexico IB TIIE 28D(f)	7.600	06/17/20	MXN	35,250	(c)	3,881	(1,542)	5,423
6M CDOR(d)	1.750	06/20/20	CAD	16,570	(c)	(127,418)	(124,077)	(3,341)
0.100(b)	3M STIBOR(a)	06/20/20	SEK	137,230	(c)	(62,391)	(50,943)	(11,448)
2.250(b)	6M AUDOR	06/20/20	AUD	20,370	(c)	(52,613)	(43,512)	(9,101)
3M LIBOR(a)	2.139(b)	11/20/20		$91,180	(c)	(1,022,019)	(149,929)	(872,090)
0.250(b)	3M STIBOR(a)	06/20/21	SEK	155,560	(c)	(57,678)	(20,673)	(37,005)
6M EURO(d)	0.350(a)	12/16/21	EUR	56,200	(c)	(122,370)	(156,414)	34,044
0.500(b)	3M STIBOR(a)	12/16/21	SEK	446,420	(c)	112,521	247,918	(135,397)
6M EURO(d)	0.750(b)	02/17/22	EUR	19,870	(c)	119,400	26,504	92,896
0.500(b)	3M STIBOR(a)	06/20/22	SEK	160,100	(c)	(99,552)	(36,107)	(63,445)
6M CDOR(d)	2.028	07/18/22	CAD	14,470	(c)	(149,677)	(100,490)	(49,187)
2.510(a)	6M WIBOR(d)	12/20/22	PLN	15,780		(45,254)	(19,251)	(26,003)
6M EURO(d)	0.850(a)	02/10/23	EUR	23,940	(c)	163,568	(48,709)	212,277
2.750(d)	3M LIBOR(a)	02/20/23		$9,200	(c)	9,967	16,738	(6,771)
6M EURO(d)	0.250(a)	06/20/23	EUR	55,640	(c)	(599,311)	(1,245,159)	645,848
6M GBP(d)	1.000	06/20/23	GBP	3,440	(c)	(90,656)	(112,734)	22,078
6M CDOR(d)	2.000%	06/20/23	CAD	14,620	(c)	(223,618)	(268,010)	44,392
2.000%(d)	3M LIBOR(a)	06/20/23		$3,540	(c)	120,480	128,255	(7,775)
0.500(b)	3M STIBOR(a)	06/20/23	SEK	285,200	(c)	121,034	320,345	(199,311)
2.500(d)	6M AUDOR	06/20/23	AUD	14,110	(c)	20,750	71,732	(50,982)
2.851(d)	3M LIBOR(a)	09/04/23		$38,420	(c)	(185,258)	25,760	(211,018)
2.275(d)	3M LIBOR(a)	11/20/23		39,430	(c)	895,644	83,875	811,769
6M GBP(d)	1.200	11/21/23	GBP	26,570	(c)	(432,388)	(180,072)	(252,316)
2.882(d)	3M LIBOR(a)	02/28/25		$6,200	(c)	(51,001)	(19,759)	(31,242)
6M EURO(d)	0.500(a)	06/20/25	EUR	4,360	(c)	(73,457)	(126,778)	53,321
6M EURO(d)	1.330(b)	01/12/27		$14,700	(c)	(41,827)	(151,740)	109,913

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date		Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M GBP(d)	1.600%	03/16/27	GBP	11,570	(c)	$(14,718)	$(654,130)	$639,412
6M EURO(d)	1.600(b)	10/25/27	EUR	2,100	(c)	10,458	(119,641)	130,099
2.000%(b)	3M STIBOR(a)	10/25/27	SEK	19,930	(c)	(12,762)	(152,508)	139,746
2.000(b)	3M STIBOR(a)	11/02/27		49,820	(c)	(30,791)	2,522	(33,313)
6M EURO(d)	1.500(b)	12/19/27	EUR	9,410	(c)	(22,566)	36,672	(59,238)
3M LIBOR(a)	2.750(d)	12/21/27		$7,600	(c)	(32,676)	(89,658)	56,982
3.500(d)	6M AUDOR	12/21/27	AUD	16,590	(c)	(195,426)	(148,248)	(47,178)
6M CHFOR(d)	0.250(b)	06/20/28	CHF	1,380	(c)	(28,961)	(45,342)	16,381
6M EURO(d)	1.000(b)	06/20/28	EUR	12,490	(c)	(11,543)	(227,724)	216,181
6M GBP(d)	1.250	06/20/28	GBP	1,990	(c)	(71,086)	(102,195)	31,109
6M CDOR(d)	2.250	06/20/28	CAD	20,710	(c)	(407,681)	(511,308)	103,627
2.250(d)	3M LIBOR(a)	06/20/28		550	(c)	26,394	31,039	(4,645)
1.500(a)	3M STIBOR(a)	06/20/28	SEK	29,850	(c)	(82,947)	(31,530)	(51,417)
3.000(d)	6M AUDOR	06/20/28	AUD	8,410	(c)	(93,081)	(10,031)	(83,050)
6M CHFOR(d)	1.000(b)	06/21/28	CHF	3,170	(c)	11,507	(15,971)	27,478
3M NIBOR(d)	3.000(b)	06/21/28	NOK	42,960	(c)	92,193	47,672	44,521
4.000(d)	3M NZDOR(a)	06/21/28	NZD	4,140	(c)	(48,936)	475	(49,411)
1.400(d)	6M GBP	11/21/28	GBP	16,050	(c)	325,543	204,232	121,311
1.940(d)	6M GBP	01/11/32		11,960	(c)	(176,081)	(26,320)	(149,761)
1.500(d)	6M GBP	06/20/33		8,090	(c)	114,489	335,779	(221,290)
1.750(d)	6M GBP	03/17/37		9,460	(c)	(98,939)	(329,061)	230,122
3M LIBOR(a)	2.750(d)	06/16/37		$4,470	(c)	(62,705)	(100,558)	37,853
1.750(d)	6M GBP	12/14/37	GBP	4,800	(c)	(54,994)	(39,313)	(15,681)
1.750(d)	6M GBP	06/14/38		3,810	(c)	(47,407)	(45,237)	(2,170)
1.500(b)	6M EURO(d)	06/20/38	EUR	4,770	(c)	(40,619)	102,650	(143,269)
3M LIBOR(a)	2.500(d)	06/17/47		$6,940	(c)	(102,108)	(150,286)	48,178
1.750(b)	6M EURO(d)	06/16/48	EUR	2,530	(c)	(35,479)	(14,086)	(21,393)
6M GBP(d)	1.500	06/20/48	GBP	1,220	(c)	(6,032)	(81,585)	75,553
3M LIBOR(a)	2.500(d)	06/20/48		$1,030	(c)	(71,769)	(97,251)	25,482
2.540(d)	6M CDOR	07/18/48	CAD	2,440	(c)	32,160	39,776	(7,616)
TOTAL						(3,019,728)	$(4,218,995)	$1,199,267

(a)	Payments made quarterly.
(b)	Payments made annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2018.
(d)	Payments made semi-annually.
(e)	Payments made at the termination date.
(f)	Payments made monthly.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate (Paid) by the Fund(a)	Credit Spread at March 31, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People's Republic of China, 7.500%, 10/28/27	(1.000)%	0.454%	Barclays Bank PLC	12/20/21	460	$(9,092)	$(1,364)	$(7,728)
People's Republic of China, 7.500%, 10/28/27	(1.000)	0.326	Citibank NA	12/20/20	13,280	(242,148)	54,807	(296,955)
People's Republic of China, 7.500%, 10/28/27	(1.000)	0.375	Deutsche Bank Securities, Inc.	06/20/21	100	(1,977)	(15)	(1,962)
People's Republic of China, 7.500%, 10/28/27	(1.000)	0.585	JPMorgan Securities, Inc.	12/20/22	9,110	(169,635)	(197,123)	27,488
TOTAL						$(422,852)	$(143,695)	$(279,157)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2018(b)	Termination Date		Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
iTraxx Europe Series 29	(1.000)%	0.655%	06/20/23		$10,875	$(183,761)	$(190,039)	$6,278
Protection Sold:
CDX.NA.IG Index 30	1.000	0.598	06/20/23	EUR	3,700	95,549	93,537	2,012
TOTAL						$(88,212)	$(96,502)	$8,290

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2018, the Fund had the following written and purchased options:

EXCHANGE TRADED OPTIONS ON EQUITIES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Eurodollar Futures	$98.00	06/15/2018	68	$170,000	$115,600	$18,853	$96,747

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
2Y IRS	Citibank NA	2.250%	03/30/2020	13,200,000	$13,200,000	$45,692	$45,692	$—
Puts
1Y IRS	Citibank NA	2.450	01/23/2019	7,200,000	7,200,000	63,631	80,800	(17,169)
1Y IRS	Citibank NA	2.400	01/25/2019	4,500,000	4,500,000	35,533	46,000	(10,467)
1Y IRS	Citibank NA	2.750	02/12/2019	2,300,000	2,300,000	42,822	39,100	3,722
1Y IRS	Citibank NA	2.750	02/13/2019	4,300,000	4,300,000	80,279	75,250	5,029
1Y IRS	JPMorgan Securities, Inc.	2.750	03/06/2019	4,300,000	4,300,000	83,072	71,667	11,405
2Y IRS	Citibank NA	2.450	03/26/2020	9,600,000	9,600,000	44,412	38,505	5,907
				32,200,000	$32,200,000	$349,749	$351,322	$(1,573)
Total Purchased option contracts				45,400,000	$45,400,000	$395,441	$397,014	$(1,573)

Written option contracts
Calls
2Y IRS	Citibank NA	2.338%	03/30/2020	(2,900,000)	$(2,900,000)	$(45,675)	$(45,675)	$—
Puts
1Y IRS	Citibank NA	2.503	01/23/2019	(3,200,000)	(3,200,000)	(67,593)	(80,800)	13,207
1Y IRS	Citibank NA	2.449	01/25/2019	(2,000,000)	(2,000,000)	(37,110)	(46,000)	8,890
1Y IRS	Citibank NA	2.790	02/12/2019	(1,000,000)	(1,000,000)	(44,618)	(38,250)	(6,368)
1Y IRS	Citibank NA	2.799	02/13/2019	(1,900,000)	(1,900,000)	(86,670)	(74,812)	(11,858)
1Y IRS	JPMorgan Securities, Inc.	2.793	03/06/2019	(1,900,000)	(1,900,000)	(88,385)	(71,250)	(17,135)
2Y IRS	Citibank NA	2.530	03/26/2020	(2,100,000)	(2,100,000)	(44,179)	(38,325)	(5,854)
				(12,100,000)	$(12,100,000)	$(368,555)	$(349,437)	$(19,118)
Total Written option contracts				(15,000,000)	$(15,000,000)	$(414,230)	$(395,112)	$(19,118)
TOTAL				30,400,000	$30,400,000	$(18,789)	$1,902	$(20,691)

Abbreviations:
1Y IRS	—1 Year Interest Rate Swaptions
2Y IRS	—2 Year Interest Rate Swaptions
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
CDX.NA.IG Index 30	—CDX North America Investment Grade Index 30
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – 2.0%
Energy – Coal(b) – 0.1%
Murray Energy Corp. (3M LIBOR + 7.250%)
$6,539,895	9.552%	04/16/20	$5,526,211

Environmental(b) – 0.3%
EnergySolutions LLC (3M LIBOR + 4.750%)
13,397,500	6.630	05/29/20	13,564,969

Food & Beverages(b) – 0.3%
Shearer's Foods, Inc. (3M LIBOR + 6.750%)
14,295,736	9.052	06/30/22	13,187,817

Media – Broadcasting & Radio(b) – 0.3%
Getty Images, Inc.(3M LIBOR + 3.500%)
13,829,954	5.802	10/18/19	13,218,256

Media – Cable – 0.2%
Charter Communications Operating LLC
7,888,652	3.880	04/30/25	7,914,921

Noncaptive – Financial(b) – 0.3%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. (1M LIBOR + 2.250%)
14,675,035	4.072	04/03/22	14,679,584

Technology – Software/Services – 0.4%
MA FinanceCo. LLC(b) (1M LIBOR + 2.750%)
986,683	4.627	06/21/24	974,972
Seattle SpinCo, Inc.(b) (1M LIBOR + 2.750%)
6,663,317	4.627	06/21/24	6,584,223
SS&C Technologies Holdings Europe S.a.r.l.
2,486,052	2.500	02/28/25	2,497,189
SS&C Technologies, Inc.
6,968,948	2.500	02/28/25	7,000,169

			17,056,553

Telecommunications – Satellites(b) – 0.1%
Windstream Corp. (1M LIBOR + 4.000%)
6,417,562	5.810	03/29/21	6,155,533

TOTAL BANK LOANS
(Cost $94,239,343)			$91,303,844

Corporate Obligations – 12.4%
Airlines – 0.3%
Continental Airlines 2012-3 Class C Pass Through Trust
$12,550,000	6.125%	04/29/18	$12,570,871

Banks(c) – 0.9%
Banco Bilbao Vizcaya Argentaria SA(b) (5 year USD Swap + 8.262%)
7,200,000	9.000	05/09/49	7,227,000
Bank of America Corp.(b) (3M USD LIBOR + 3.640%)
12,275,000	8.125	05/15/49	12,305,688
CIT Group, Inc.
5,950,000	4.125	03/09/21	5,979,750
Popular, Inc.
2,455,000	7.000	07/01/19	2,504,520
SMFG Preferred Capital USD 3 Ltd.(b) (6M USD LIBOR + 5.890%)
13,157,000	9.500	07/25/49	13,443,138

			41,460,096

Corporate Obligations – (continued)
Chemicals – 0.1%
CNAC HK Finbridge Co. Ltd.
3,040,000	4.125%	07/19/27	2,869,000

Computers(c) – 0.1%
Western Digital Corp.
6,475,000	4.750	02/15/26	6,458,813

Diversified Financial Services – 0.3%
Huarong Finance II Co. Ltd.
2,090,000	5.500	01/16/25	2,185,077
1,190,000	5.000	11/19/25	1,203,388
Nationstar Mortgage LLC/Nationstar Capital Corp.(c)
6,450,000	6.500	08/01/18	6,482,250
Navient Corp.
2,500,000	8.450	06/15/18	2,518,750

			12,389,465

Electrical(c) – 0.2%
Calpine Corp.(d)
4,325,000	5.875	01/15/24	4,368,250
Dynegy, Inc.
7,108,000	6.750	11/01/19	7,232,390

			11,600,640

Healthcare Providers & Services – 0.2%
HCA, Inc.
7,050,000	3.750	03/15/19	7,076,790
2,975,000	6.500	02/15/20	3,120,031

			10,196,821

Insurance(b)(c) – 0.3%
The Chubb Corp.(3M USD LIBOR + 2.250%)
11,894,000	3.972	03/29/67	11,890,432

Iron/Steel – 0.0%
ABJA Investment Co. Pte Ltd.
560,000	5.950	07/31/24	566,300
890,000	5.450	01/24/28	828,813

			1,395,113

Lodging – 0.1%
MGM Resorts International
5,000,000	8.625	02/01/19	5,218,750

Media – 0.4%
Altice Financing SA(c)(d)
8,500,000	6.625	02/15/23	8,415,000
Cablevision Systems Corp.
1,850,000	8.000	04/15/20	1,954,062
DISH DBS Corp.
4,400,000	5.875	07/15/22	4,202,000
Meredith Corp.(c)(d)
2,000,000	6.875	02/01/26	2,047,500

			16,618,562

Mining(c)(d) – 0.1%
First Quantum Minerals Ltd.
5,950,000	7.250	04/01/23	5,890,500

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Miscellaneous Manufacturing – 0.1%
	General Electric Co.
MXN	110,000,000	8.500%		04/06/18	$6,050,182

Oil Field Services – 2.4%
	Carrizo Oil & Gas, Inc.(c)
	$4,182,000	7.500		09/15/20	4,244,730
	Gazprom OAO Via Gaz Capital SA
	5,270,000	7.288		08/16/37	6,205,425
	Laredo Petroleum, Inc.(c)
	4,050,000	5.625		01/15/22	4,009,500
	Petrobras Global Finance BV
	1,130,000	8.750		05/23/26	1,324,134
	12,920,000	7.375		01/17/27	13,998,820
	Petroleos de Venezuela SA(e)
	223,560,000	6.000		10/28/22	52,648,380
	11,610,000	5.375		04/12/27	3,210,165
	Petroleos Mexicanos
EUR	7,630,000	5.125		03/15/23	10,702,697
	Reliance Industries Ltd.
	$280,000	4.125		01/28/25	278,457
	11,260,000	3.667	(d)	11/30/27	10,640,700
	Whiting Petroleum Corp.
	2,950,000	1.250		04/01/20	2,776,649

					110,039,657

Packaging(c) – 0.2%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(d)
	4,275,000	6.000		02/15/25	4,280,344
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu
	5,087,816	5.750		10/15/20	5,138,693

					9,419,037

Pharmaceuticals(c) – 1.7%
	CVS Health Corp.
	42,350,000	4.100		03/25/25	42,648,563
	27,825,000	4.300		03/25/28	27,943,551
	Valeant Pharmaceuticals International, Inc.(d)
	5,900,000	6.500		03/15/22	6,091,750
	1,675,000	7.000		03/15/24	1,742,000

					78,425,864

Pipelines(c) – 1.2%
	DCP Midstream Operating LP
	6,200,000	2.700		04/01/19	6,122,500
	Enterprise Products Operating LLC(b) (3M USD LIBOR + 3.708%)
	29,675,000	5.481		08/01/66	29,750,933
	Plains All American Pipeline LP/PAA Finance Corp.
	7,725,000	3.600		11/01/24	7,363,103
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.
	10,850,000	4.125		11/15/19	10,877,125

					54,113,661

Real Estate Investment Trust – 0.6%
	China Evergrande Group(c)
	17,900,000	8.750		06/28/25	17,900,000

Corporate Obligations – (continued)
Real Estate Investment Trust – (continued)
	Corporacion Geo SA(f)
	492,130	8.000		04/13/21	$—
	Kaisa Group Holdings Ltd.(c)
	1,400,000	8.500		06/30/22	1,309,000
	6,930,000	9.375		06/30/24	6,479,550
	Trust F/1401(c)(d)
	4,470,000	5.250		12/15/24	4,576,162

					30,264,712

Semiconductors(d) – 0.1%
	NXP BV/NXP Funding LLC
	3,750,000	4.125		06/01/21	3,787,500

Software(c)(d) – 0.3%
	Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
	7,000,000	5.750		03/01/25	6,912,500
	CURO Financial Technologies Corp.
	6,975,000	12.000		03/01/22	7,724,813

					14,637,313

Telecommunication Services – 2.8%
	America Movil SAB de CV
MXN	256,740,000	6.000		06/09/19	13,715,868
	Frontier Communications Corp.
	$16,107,000	8.125		10/01/18	16,268,070
	2,475,000	8.500	(c)(d)	04/01/26	2,394,563
	Intelsat Jackson Holdings SA(c)
	1,600,000	7.250		10/15/20	1,480,000
	15,000,000	7.500		04/01/21	13,575,000
	2,450,000	9.750	(d)	07/15/25	2,284,625
	Nokia OYJ
	3,500,000	3.375		06/12/22	3,386,250
	Sprint Communications, Inc.
	7,700,000	9.000	(d)	11/15/18	7,959,875
	11,000,000	7.000		08/15/20	11,467,500
	Sprint Corp.
	13,500,000	7.125		06/15/24	13,162,500
	2,550,000	7.625	(c)	03/01/26	2,486,250
	Telecom Italia Capital SA
	5,550,000	6.375		11/15/33	6,042,563
	5,600,000	7.200		07/18/36	6,608,000
	7,450,000	7.721		06/04/38	9,135,562
	Wind Tre SpA(c)(d)
	11,335,000	5.000		01/20/26	9,606,412
	Windstream Services LLC/Windstream Finance Corp.(c)(d)
	13,537,000	8.625		10/31/25	12,454,040

					132,027,078

	TOTAL CORPORATE OBLIGATIONS
	(Cost $607,539,940)				$577,324,067

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 12.5%
Collateralized Mortgage Obligations – 10.7%
Interest Only(g) – 3.9%
FHLMC REMIC Series 3753, Class SK(b) (-1x1M LIBOR + 6.050%)
$12,043,286	4.463%	11/15/38	$861,822
FHLMC REMIC Series 3852, Class SW(b) (-1x1M LIBOR + 6.000%)
4,657,636	4.413	05/15/41	660,836
FHLMC REMIC Series 4273, Class PS(b) (-1x1M LIBOR + 6.100%)
35,990,766	4.323	11/15/43	5,182,127
FHLMC REMIC Series 4320, Class SD(b) (-1x1M LIBOR + 6.100%)
11,374,629	4.513	07/15/39	1,551,225
FHLMC REMIC Series 4431, Class ST(b) (-1x1M LIBOR + 6.100%)
17,075,469	4.513	01/15/45	2,707,341
FHLMC REMIC Series 4468, Class SY(b) (-1x1M LIBOR + 6.100%)
13,177,264	4.513	05/15/45	2,048,754
FHLMC STRIPS Series 304, Class C45
27,848,715	3.000	12/15/27	2,461,643
FNMA REMIC Series 2010-126, Class LS(b) (-1x1M LIBOR + 5.000%)
6,380,651	3.425	11/25/40	807,703
FNMA REMIC Series 2011-100, Class S(b) (-1x1M LIBOR + 6.450%)
11,817,955	4.579	10/25/41	1,766,693
FNMA REMIC Series 2012-88, Class SB(b) (-1x1M LIBOR + 6.670%)
9,863,778	5.049	07/25/42	1,719,589
FNMA REMIC Series 2013-121, Class SA(b) (-1x1M LIBOR + 6.100%)
19,224,156	4.479	12/25/43	2,657,511
FNMA REMIC Series 2013-130, Class SN(b) (-1x1M LIBOR + 6.650%)
22,857,495	5.029	10/25/42	3,634,131
FNMA REMIC Series 2014-19, Class MS(b) (-1x1M LIBOR + 6.600%)
19,988,778	4.979	11/25/39	1,519,031
FNMA REMIC Series 2014-87, Class MS(b) (-1x1M LIBOR + 6.250%)
14,511,581	4.629	01/25/45	2,074,235
FNMA REMIC Series 2015-20, Class ES(b) (-1x1M LIBOR + 6.150%)
44,515,470	4.529	04/25/45	7,211,181
FNMA REMIC Series 2015-22, Class DS(b) (-1x1M LIBOR + 6.200%)
10,609,453	4.329	04/25/45	1,742,655
FNMA REMIC Series 2015-24, Class SG(b) (-1x1M LIBOR + 5.600%)
18,231,189	3.979	04/25/45	2,572,723
FNMA REMIC Series 2015-34, Class LS(b) (-1x1M LIBOR + 6.100%)
28,926,126	4.229	06/25/45	4,583,162
FNMA REMIC Series 2015-79, Class SA(b) (-1x1M LIBOR + 6.250%)

Mortgage-Backed Obligations – (continued)
Interest Only – (continued)
28,113,485	4.629	11/25/45	3,983,664
FNMA REMIC Series 2015-79, Class SE(b) (-1x1M LIBOR + 6.250%)
11,235,197	4.629	11/25/45	1,623,603
FNMA REMIC Series 2015-86, Class BS(b) (-1x1M LIBOR + 5.700%)
21,575,659	4.079	11/25/45	2,608,338
GNMA REMIC Series 2010-1, Class SD(b) (-1x1M LIBOR + 5.790%)
6,763,650	3.968	01/20/40	936,114
GNMA REMIC Series 2010-162, Class SE(b) (-1x1M LIBOR + 6.550%)
12,602,224	4.728	12/20/40	1,039,724
GNMA REMIC Series 2010-20, Class SC(b) (-1x1M LIBOR + 6.150%)
9,607,851	4.328	02/20/40	1,458,141
GNMA REMIC Series 2010-20, Class SD(b) (-1x1M LIBOR + 5.680%)
8,728,488	3.858	02/20/40	1,150,334
GNMA REMIC Series 2010-31, Class SA(b) (-1x1M LIBOR + 5.750%)
317,344	3.928	03/20/40	42,954
GNMA REMIC Series 2010-35, Class DS(b) (-1x1M LIBOR + 5.680%)
10,489,692	3.858	03/20/40	1,365,480
GNMA REMIC Series 2010-37, Class SG(b) (-1x1M LIBOR + 5.700%)
21,732,686	3.878	03/20/40	2,891,293
GNMA REMIC Series 2010-58, Class AI(b) (-1x1M LIBOR + 5.770%)
3,455,012	3.948	05/20/40	461,110
GNMA REMIC Series 2010-59, Class SA(b) (-1x1M LIBOR + 6.500%)
6,097,237	4.678	05/20/40	1,010,031
GNMA REMIC Series 2010-85, Class SN(b) (-1x1M LIBOR + 5.940%)
12,842,452	4.118	07/20/40	2,034,948
GNMA REMIC Series 2010-9, Class XD(b) (-1x1M LIBOR + 6.600%)
21,972,653	4.814	01/16/40	3,635,022
GNMA REMIC Series 2010-9, Class YD(b) (-1x1M LIBOR + 6.800%)
29,430,207	5.014	01/16/40	5,122,457
GNMA REMIC Series 2010-90, Class ES(b) (-1x1M LIBOR + 5.950%)
20,492,997	4.128	07/20/40	2,894,433
GNMA REMIC Series 2011-50, Class PS(b) (-1x1M LIBOR + 6.100%)
24,062,039	4.278	02/20/41	3,387,772
GNMA REMIC Series 2012-149, Class MS(b) (-1x1M LIBOR + 6.250%)
5,315,868	4.428	12/20/42	807,773
GNMA REMIC Series 2013-103, Class DS(b) (-1x1M LIBOR + 6.150%)
12,946,483	4.328	07/20/43	1,958,888

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Interest Only – (continued)
GNMA REMIC Series 2013-111, Class SA(b) (-1x1M LIBOR + 6.700%)
$13,842,839	4.878%	07/20/43	$2,399,010
GNMA REMIC Series 2013-113, Class SD(b) (-1x1M LIBOR + 6.700%)
57,136,250	4.914	08/16/43	8,767,946
GNMA REMIC Series 2013-117, Class PS(b) (-1x1M LIBOR + 6.150%)
18,209,719	4.328	04/20/43	2,436,572
GNMA REMIC Series 2013-134, Class DS(b) (-1x1M LIBOR + 6.100%)
112,492	4.278	09/20/43	16,644
GNMA REMIC Series 2013-152, Class SJ(b) (-1x1M LIBOR + 6.150%)
20,170,325	4.328	05/20/41	3,010,576
GNMA REMIC Series 2013-152, Class TS(b) (-1x1M LIBOR + 6.100%)
336,429	4.278	06/20/43	49,268
GNMA REMIC Series 2013-167, Class SG(b) (-1x1M LIBOR + 6.150%)
16,548,323	4.328	11/20/43	2,442,852
GNMA REMIC Series 2013-182, Class PI
12,376,534	4.500	12/20/43	2,627,825
GNMA REMIC Series 2014-11, Class NI
9,876,527	4.500	12/16/42	1,344,317
GNMA REMIC Series 2014-132, Class SL(b) (-1x1M LIBOR + 6.100%)
22,859,648	4.278	10/20/43	3,105,778
GNMA REMIC Series 2014-133, Class BS(b) (-1x1M LIBOR + 5.600%)
10,343,533	3.778	09/20/44	1,297,625
GNMA REMIC Series 2014-180, Class PI
12,014,075	4.000	08/20/44	2,151,126
GNMA REMIC Series 2014-3, Class TS(b) (-1x1M LIBOR + 5.550%)
7,973,675	3.728	01/20/44	1,002,226
GNMA REMIC Series 2014-41, Class SA(b) (-1x1M LIBOR + 6.100%)
23,833,353	4.278	03/20/44	3,643,000
GNMA REMIC Series 2014-5, Class SA(b) (-1x1M LIBOR + 5.550%)
12,421,616	3.728	01/20/44	1,594,737
GNMA REMIC Series 2014-56, Class ST(b) (-1x1M LIBOR + 6.100%)
17,634,947	4.314	12/16/39	2,463,881
GNMA REMIC Series 2014-76, Class SA(b) (-1x1M LIBOR + 5.600%)
27,004,181	3.778	01/20/40	3,506,145
GNMA REMIC Series 2015-110, Class MS(b) (-1x1M LIBOR + 5.710%)
16,136,646	3.888	08/20/45	2,127,113
GNMA REMIC Series 2015-111, Class IW
13,734,284	4.000	06/20/45	2,210,595

Mortgage-Backed Obligations – (continued)
Interest Only – (continued)
GNMA REMIC Series 2015-111, Class SM(b) (-1x1M LIBOR + 6.200%)
$13,946,449	4.378%	08/20/45	$2,097,586
GNMA REMIC Series 2015-112, Class SB(b) (-1x1M LIBOR + 5.740%)
26,854,447	3.918	08/20/45	3,534,112
GNMA REMIC Series 2015-123, Class SE(b) (-1x1M LIBOR + 5.720%)
16,496,078	3.898	09/20/45	2,144,267
GNMA REMIC Series 2015-126, Class HS(b) (-1x1M LIBOR + 6.200%)
29,124,912	4.378	09/20/45	4,376,024
GNMA REMIC Series 2015-126, Class LS(b) (-1x1M LIBOR + 6.200%)
9,081,176	4.378	09/20/45	1,365,835
GNMA REMIC Series 2015-129, Class IC
4,495,176	4.500	09/16/45	898,781
GNMA REMIC Series 2015-133, Class SA(b) (-1x1M LIBOR + 5.700%)
5,127,813	3.878	09/20/45	656,614
GNMA REMIC Series 2015-133, Class SB(b) (-1x1M LIBOR + 5.700%)
7,246,343	3.878	09/20/45	946,828
GNMA REMIC Series 2015-144, Class QS(b) (-1x1M LIBOR + 5.700%)
14,592,331	3.878	10/20/45	1,618,581
GNMA REMIC Series 2015-167, Class SA(b) (-1x1M LIBOR + 6.250%)
16,417,079	4.428	11/20/45	2,562,164
GNMA REMIC Series 2015-168, Class SD(b) (-1x1M LIBOR + 6.200%)
25,344,757	4.378	11/20/45	3,854,410
GNMA REMIC Series 2015-95, Class GI
40,608,098	4.500	07/16/45	8,894,493
GNMA REMIC Series 2016-4, Class SM(b) (-1x1M LIBOR + 5.650%)
73,009,884	3.828	01/20/46	9,337,475
GNMA REMIC Series 2016-6, Class S(b) (-1x1M LIBOR + 5.650%)
18,476,403	3.828	01/20/46	2,392,545
GNMA REMIC Series 2016-6, Class SB(b) (-1x1M LIBOR + 5.650%)
37,587,945	3.828	01/20/46	4,869,800

			179,921,192

Regular Floater(b) – 0.2%
FHLMC REMIC Series 3231, Class FB (1M LIBOR + 0.350%)
474,148	1.938	10/15/36	475,771
FHLMC REMIC Series 3314, Class FC (1M LIBOR + 0.400%)
281,786	2.177	12/15/36	283,219
FHLMC REMIC Series 3371, Class FA (1M LIBOR + 0.600%)
393,418	2.188	09/15/37	397,881
FHLMC REMIC Series 3545, Class FA (1M LIBOR + 0.850%)
336,835	2.438	06/15/39	341,215
FHLMC REMIC Series 3827, Class KF (1M LIBOR + 0.370%)
732,132	1.958	03/15/41	734,914

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Regular Floater – (continued)
	FNMA REMIC Series 2006-45, Class TF (1M LIBOR + 0.400%)
	$882,095	2.021%	06/25/36	$886,876
	FNMA REMIC Series 2006-76, Class QF (1M LIBOR + 0.400%)
	928,579	2.021	08/25/36	933,573
	FNMA REMIC Series 2006-79, Class PF (1M LIBOR + 0.400%)
	981,994	2.021	08/25/36	985,324
	FNMA REMIC Series 2007-33, Class HF (1M LIBOR + 0.350%)
	1,223,982	1.971	04/25/37	1,227,524
	FNMA REMIC Series 2007-75, Class VF (1M LIBOR + 0.450%)
	345,402	2.071	08/25/37	347,791
	FNMA REMIC Series 2009-84, Class WF (1M LIBOR + 1.100%)
	135,960	2.721	10/25/39	138,567

				6,752,655

Sequential Fixed Rate – 0.3%
	Banc of America Funding Trust Series 2007-8, Class 2A1
	1,501,718	7.000	10/25/37	1,151,697
	BCAP LLC Trust Series 2007-AA2, Class 2A7
	1,447,553	6.000	04/25/37	1,198,373
	Citicorp Mortgage Securities, Inc. Series 2007-4, Class 2A1
	66,175	5.500	05/25/22	65,568
	Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A2
	1,801,469	6.000	02/25/36	1,476,019
	Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-1, Class A4
	1,029,721	6.000	03/25/37	893,078
	Countrywide Home Mortgage Loan Pass-Through Trust Series 2007-10, Class A5
	1,503,167	6.000	07/25/37	1,282,170
	Countrywide Home Mortgage Pass-Through Trust Series 2007-10, Class A22
	2,825,207	6.000	07/25/37	2,409,843
	Morgan Stanley Mortgage Loan Trust Series 2005-4, Class 1A
	300,941	5.000	08/25/35	298,443
	Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A9
	546,282	5.500	02/25/36	497,863
	Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A13
	842,983	6.000	06/25/36	769,104
	Residential Accredit Loans, Inc. Series 2006-QS9, Class 1A11
	1,588,843	6.500	07/25/36	1,401,138
	Residential Asset Securitization Trust Series 2006-A8, Class 1A1
	1,258,488	6.000	08/25/36	1,157,044
	Residential Funding Mortgage Securities I Series 2007-S9, Class 1A1
	4,014,711	6.000	10/25/37	3,360,763

				15,961,103

Sequential Floating Rate(b) – 6.3%
	American Home Mortgage Assets Trust Series 2006-2, Class 2A1 (1M USD LIBOR + 0.190%)
	7,775,906	1.811	09/25/46	7,058,456
	American Home Mortgage Investment Trust Series 2006-3, Class 11A1 (1M USD LIBOR + 0.180%)
	136,948	1.981	12/25/46	129,301

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate – (continued)
	American Home Mortgage Investment Trust Series 2007-2, Class 11A1 (1M USD LIBOR + 0.230%)
	4,124,765	2.081	03/25/47	2,689,705
	Banc of America Funding Trust Series 2006-H, Class 6A1 (1M USD LIBOR + 0.190%)
	18,173,324	1.780	10/20/36	16,031,149
	Banc of America Funding Trust Series 2007-2, Class 2A1
	56,045	4.687	03/25/37	56,028
	Bear Stearns Mortgage Funding Trust Series 2007-AR4, Class 1A1 (1M USD LIBOR + 0.200%)
	3,395,680	1.821	09/25/47	3,237,864
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2005-4A, Class A1(d) (1M LIBOR + 0.200%)
	4,734,518	1.821	10/25/36	4,538,394
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-1A, Class A1(d) (1M USD LIBOR + 0.150%)
	22,035,572	1.821	12/25/46	21,260,782
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-3A, Class A1(d) (1M USD LIBOR + 0.130%)
	11,972,006	1.751	08/25/47	11,709,310
	Citigroup Mortgage Loan Trust Series 2006-AR6, Class 2A2 (1M USD LIBOR + 0.160%)
	6,207,406	1.781	09/25/36	5,936,990
	Countrywide Alternative Loan Trust Series 2005-26CB, Class A1 (1M USD LIBOR + 0.500%)
	648,570	2.121	07/25/35	550,285
	Countrywide Alternative Loan Trust Series 2005-36, Class 2A1A (1M USD LIBOR + 0.310%)
	5,513,772	1.931	08/25/35	4,838,054
	Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12 (1M USD LIBOR + 0.800%)
	869,596	2.421	12/25/35	798,325
	Countrywide Alternative Loan Trust Series 2005-9CB, Class 1A5 (1M USD LIBOR + 0.500%)
	679,545	2.121	05/25/35	609,276
	Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A2B (1M USD LIBOR + 0.170%)
	1,681,615	1.791	11/25/36	1,655,714
	Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1 (1M USD LIBOR + 0.210%)
	265,379	1.800	03/20/46	236,672
	Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A3 (1M USD LIBOR + 0.500%)
	4,242,377	2.121	08/25/37	3,507,956
	Countrywide Alternative Loan Trust Series 2007-19, Class 1A11 (1M USD LIBOR + 0.500%)
	9,411,302	2.121	08/25/37	5,848,089
	Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(d)(f) (3M EURIBOR + 2.750%)
EUR	13,734,348	2.750	04/20/20	16,814,927
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1A (1M LIBOR + 0.200%)
	2,814,012	1.821	08/25/47	2,731,023
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1B (1M LIBOR + 0.220%)
	3,512,104	1.841	08/25/47	3,416,029

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate – (continued)
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3 (1M USD LIBOR + 3.300%)
$4,930,000	4.921%	10/25/27	$5,493,278
FHLMC Structured Agency Credit Risk Debt Notes Series 2016-DNA2, Class M3 (1M USD LIBOR + 4.650%)
4,852,000	6.271	10/25/28	5,552,906
FHLMC Structured Agency Credit Risk Debt Notes Series 2016-DNA3, Class M3 (1M USD LIBOR + 5.000%)
2,000,000	6.621	12/25/28	2,329,181
GreenPoint Mortgage Funding Trust Series 2006-OH1, Class A1 (1M USD LIBOR + 0.180%)
1,287,163	1.801	01/25/37	1,189,927
GSR Mortgage Loan Trust Series 2006-OA1, Class 2A2 (1M USD LIBOR + 0.260%)
25,552,996	1.881	08/25/46	13,997,479
HarborView Mortgage Loan Trust Series 2006-11, Class A1A (1M USD LIBOR + 0.170%)
4,428,931	1.760	12/19/36	3,886,247
HomeBanc Mortgage Trust Series 2006-1, Class 3A2
3,051	3.348	04/25/37	2,847
Indymac Index Mortgage Loan Trust Series 2005-AR10, Class A1 (1M USD LIBOR + 0.260%)
4,108,721	2.141	06/25/35	3,944,901
Indymac Index Mortgage Loan Trust Series 2005-AR23, Class 6A1
2,682,988	3.416	11/25/35	2,556,766
JPMorgan Alternative Loan Trust Series 2006-A2, Class 2A2
5,475,962	3.673	05/25/36	4,785,948
Lehman XS Trust Series 2005-7N, Class 1A1A (1M USD LIBOR + 0.270%)
7,888,201	1.891	12/25/35	7,719,641
Lehman XS Trust Series 2006-16N, Class A321 (1M USD LIBOR + 0.200%)
5,243,238	1.821	11/25/46	4,975,403
Lehman XS Trust Series 2007-16N, Class 2A2 (1M LIBOR + 0.850%)
9,741,790	2.471	09/25/47	9,633,027
Lehman XS Trust Series 2007-4N, Class 3A2A (12M MTA + 0.750%)
4,612,207	2.033	03/25/47	4,505,359
Lehman XS Trust Series 2007-5H, Class 3A4
5,113,016	3.298	05/25/37	4,752,337
Lehman XS Trust Series Series 2006-14N, Class 1A1A (1M USD LIBOR + 0.190%)
11,334,713	1.811	09/25/46	10,401,589
Luminent Mortgage Trust Series 2007-2, Class 2A1 (1M USD LIBOR + 0.230%)
1,253,091	1.851	05/25/37	1,182,411
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 1A1 (12M MTA + 0.800%)
6,883,581	2.001	12/25/46	6,759,326

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate – (continued)
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A (12M MTA + 0.850%)
2,731,521	2.051	12/25/46	2,642,860
Master Adjustable Rate Mortgages Trust Series 2007-2, Class A1 (1M USD LIBOR + 0.150%)
2,892,056	1.771	03/25/47	2,750,537
Master Adjustable Rate Mortgages Trust Series 2007-3, Class 12A1 (1M LIBOR + 0.200%)
1,389,661	2.072	05/25/47	1,268,607
Master Adjustable Rate Mortgages Trust Series 2007-HF2, Class A1 (1M USD LIBOR + 0.310%)
3,671,322	1.931	09/25/37	3,604,971
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR4, Class A4A (1M USD LIBOR + 0.240%)
1,910,244	1.861	12/25/36	1,674,427
Residential Accredit Loans, Inc. Series 2005-QA12, Class CB3
4,545,361	4.380	12/25/35	4,249,598
Residential Accredit Loans, Inc. Series 2005-QO5, Class A1 (12M MTA + 1.000%)
4,078,001	2.201	01/25/46	3,651,796
Residential Accredit Loans, Inc. Series 2006-QA2, Class 2A1
3,630,602	5.057	02/25/36	3,164,685
Residential Accredit Loans, Inc. Series 2006-QO1, Class 3A1 (1M USD LIBOR + 0.270%)
2,234,164	1.891	02/25/46	1,660,086
Residential Accredit Loans, Inc. Series 2006-QO7, Class 1A1 (12M MTA + 0.800%)
4,580,752	2.001	09/25/46	4,118,055
Residential Accredit Loans, Inc. Series 2006-QO7, Class 3A2 (1M USD LIBOR + 0.205%)
225,143	1.826	09/25/46	203,957
Residential Accredit Loans, Inc. Series 2007-QO4, Class A1A (1M USD LIBOR + 0.190%)
1,553,637	1.811	05/25/47	1,502,993
Residential Funding Mortgage Securities I Series 2005-SA5, Class 2A
1,931,573	4.080	11/25/35	1,852,070
Station Place Securitization Trust Series 2015-2, Class A(d) (1M USD LIBOR + 1.050%)
15,350,000	2.638	05/15/18	15,350,000
Structured Adjustable Rate Mortgage Loan Trust Series 2006-11, Class 1A1 (1M USD LIBOR + 0.160%)
3,682,559	1.781	12/25/36	3,610,432
Structured Adjustable Rate Mortgage Loan Trust Series 2006-9, Class 3A1
2,627,960	6.111	10/25/36	1,977,145
Structured Asset Mortgage Investments II Trust Series 2006-AR3, Class 21A1 (1M USD LIBOR + 0.200%)
2,589,297	2.021	02/25/36	2,233,900
Structured Asset Mortgage Investments II Trust Series 2007-AR4, Class A4A (1M USD LIBOR + 0.180%)
5,327,157	1.801	09/25/47	5,119,524
Structured Asset Mortgage Investments II Trust Series 2007-AR7, Class 3A1
13,722,934	6.500	05/25/47	11,167,785

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate – (continued)
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR1, Class A2A1 (1M USD LIBOR + 0.680%)
$6,154,686	2.301%	01/25/45	$6,085,514
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR19, Class A1A1 (1M USD LIBOR + 0.270%)
373,592	1.891	12/25/45	372,168
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 1A1A (1M USD LIBOR + 0.270%)
231,208	2.161	07/25/45	229,389
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 2A1A (1M USD LIBOR + 0.290%)
839,771	2.201	07/25/45	827,785
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR9, Class A1A (1M USD LIBOR + 0.640%)
2,933,393	2.261	07/25/45	2,929,428
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA6, Class 2A (COF + 1.250%)
4,232,992	1.947	07/25/47	3,546,022

			293,116,636

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$495,751,586

Commercial Mortgage-Backed Securities – 1.2%
Sequential Fixed Rate – 0.5%
CSMC Trust Series 2014-USA, Class E(d)
$9,050,000	4.373%	09/15/37	$8,079,376
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
15,230,640	2.779	09/25/22	15,167,172
WF-RBS Commercial Mortgage Trust Series 2012-C6, Class B
2,500,000	4.697	04/15/45	2,581,372

			25,827,920

Sequential Floating Rate(b)(d) – 0.7%
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class E
12,450,000	3.786	04/10/28	12,389,684
Citigroup Commercial Mortgage Trust Series 2015-SSHP, Class D (1M LIBOR + 3.050%)
10,013,500	4.827	09/15/27	10,047,814
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-CBM, Class E (1M LIBOR + 3.850%)
9,600,000	5.627	10/15/29	9,564,166

			32,001,664

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$57,829,584

Federal Agencies – 0.6%
FHLMC – 0.0%
$20,618	5.000%	01/01/33	$22,097
1,708	5.000	03/01/33	1,844
9,545	5.000	04/01/33	10,303
1,599	5.000	05/01/33	1,726
5,599	5.000	06/01/33	6,043
35,639	5.000	07/01/33	38,468
50,051	5.000	08/01/33	54,014

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
6,159	5.000	09/01/33	6,649
10,592	5.000	10/01/33	11,433
21,187	5.000	11/01/33	22,869
12,721	5.000	12/01/33	13,730
11,923	5.000	01/01/34	12,869
35,699	5.000	02/01/34	38,532
14,786	5.000	03/01/34	15,958
23,100	5.000	04/01/34	24,932
41,649	5.000	05/01/34	44,955
554,561	5.000	06/01/34	598,578
8,674	5.000	11/01/34	9,362
146,267	5.000	04/01/35	157,878
15,990	5.000	11/01/35	17,259

			1,109,499

FNMA – 0.6%
1,801	5.000	04/01/18	1,804
336	5.000	05/01/18	337
853	5.000	06/01/18	866
93	5.500	01/01/19	94
5,857	5.500	02/01/19	5,898
8,072	5.500	03/01/19	8,133
4,707	5.500	04/01/19	4,749
3,518	5.500	05/01/19	3,557
16,629	5.500	06/01/19	16,774
55,852	5.500	07/01/19	56,411
57,537	5.500	08/01/19	58,099
53,748	5.500	09/01/19	54,520
15,663	5.500	10/01/19	15,873
18,475	5.500	11/01/19	18,740
29,033	5.500	12/01/19	29,485
2,983	5.500	01/01/20	3,036
627	5.500	06/01/20	634
304,719	5.500	07/01/20	309,560
1,571,667	3.416	10/01/20	1,593,236
1,122,083	3.619	12/01/20	1,143,910
4,332,067	4.381	06/01/21	4,517,913
2,749	6.000	01/01/24	3,055
54,570	6.000	04/01/24	60,639
277,351	5.500	05/01/25	282,315
3,374	4.500	09/01/29	3,554
5,977	6.000	12/01/32	6,701
700	6.000	01/01/33	778
2,960	6.000	04/01/33	3,307
135,414	6.000	10/01/33	152,048
4,500	6.000	02/01/34	5,028
33,957	6.000	03/01/34	37,916
86,052	6.000	08/01/34	96,274
24,544	6.000	11/01/34	27,457
236,540	6.000	05/01/35	264,599
43,385	6.000	06/01/35	48,556
138,745	6.000	10/01/35	154,871
17,385	6.000	11/01/35	19,433
24,764	6.000	12/01/35	27,673
96,967	6.000	02/01/36	108,057
5,149	6.000	05/01/36	5,779

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$519,343	6.000%	08/01/36	$581,199
25,173	6.000	09/01/36	28,255
12,457	6.000	10/01/36	13,929
177,400	6.000	11/01/36	198,874
314,524	6.000	12/01/36	350,828
897,078	6.000	01/01/37	999,765
1,511,957	6.000	02/01/37	1,690,346
68,419	6.000	04/01/37	76,413
433,317	6.000	05/01/37	482,943
809,188	6.000	07/01/37	905,448
51,922	4.500	08/01/37	54,624
937,830	6.000	08/01/37	1,046,593
23,931	6.000	09/01/37	26,753
381,416	6.000	10/01/37	426,796
3,574	6.000	11/01/37	4,004
227,192	6.000	12/01/37	253,890
739,549	6.000	01/01/38	825,511
65,688	5.000	03/01/38	71,310
60,334	6.000	03/01/38	67,457
161,895	6.000	05/01/38	180,357
15,000	6.000	07/01/38	16,810
14,838	6.000	08/01/38	16,578
431,713	6.000	09/01/38	482,451
269,334	6.000	10/01/38	300,553
1,292,466	6.000	11/01/38	1,429,785
3,770,472	6.000	12/01/38	4,138,307
1,416	6.000	01/01/39	1,573
11,831	4.500	04/01/39	12,518
5,373	6.000	04/01/39	6,013
82,022	6.000	07/01/39	92,063
18,568	4.000	08/01/39	19,241
9,821	4.000	09/01/39	10,177
62,346	6.000	09/01/39	69,419
58,362	4.500	10/01/39	61,791
574,883	6.000	10/01/39	643,747
179,733	6.000	10/01/40	200,698
7,801	4.500	05/01/41	8,260
950,398	6.000	05/01/41	1,059,857
29,911	4.500	06/01/41	31,613
97,229	6.000	07/01/41	108,928
37,015	4.500	08/01/41	39,594
9,824	4.500	10/01/41	10,401
301,106	5.000	11/01/41	324,269
9,026	6.000	01/01/42	10,167
4,139	4.500	11/01/42	4,368
47,708	4.500	12/01/43	50,489

			26,586,634

TOTAL FEDERAL AGENCIES			$27,696,133

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $526,024,897)			$581,277,303

Agency Debentures – 0.3%
FFCB
$11,000,000	2.850	02/10/31	$10,544,160
3,000,000	3.020	04/09/31	2,922,408

TOTAL AGENCY DEBENTURES
(Cost $13,252,834)			$13,466,568

Asset-Backed Securities – 35.6%
Collateralized Loan Obligations – 19.2%
ACIS CLO Ltd. Series 2013-1A, Class A1(b)(d) (3M USD LIBOR + 0.870%)
$8,071,376	2.224%	04/18/24	$8,073,434
ACIS CLO Ltd. Series 2013-1A, Class B(b)(d) (3M USD LIBOR + 1.950%)
3,516,015	3.304	04/18/24	3,516,746
ACIS CLO Ltd. Series 2013-1A, Class C(b)(d) (3M USD LIBOR + 2.950%)
2,220,765	4.304	04/18/24	2,221,767
ACIS CLO Ltd. Series 2014-4A, Class A(b)(d) (3M USD LIBOR + 1.420%)
109,000,000	2.797	05/01/26	109,028,449
BlueMountain CLO Ltd. Series 2014-2A, Class AR(b)(d) (3M USD LIBOR + 0.930%)
28,750,000	2.293	07/20/26	28,751,696
Catamaran CLO Ltd. Series 2013-1A, Class AR(b)(d) (3M USD LIBOR + 0.850%)
9,150,000	2.363	01/27/28	9,171,173
CBAM CLO Management LLC Series 2017-2A, Class A(b)(d) (3M USD LIBOR + 1.240%)
18,350,000	2.631	10/17/29	18,453,531
Cedar Funding V CLO Ltd. Series 2016-5A, Class A1(b)(d) (3M USD LIBOR + 1.610%)
850,000	2.963	07/17/28	852,864
Crown Point CLO Ltd. Series 2015-3A, Class A1AR(b)(d) (3M USD LIBOR + 0.910%)
31,350,000	2.269	12/31/27	31,353,543
Cutwater Ltd. Series 2014-1A, Class A1AR(b)(d) (3M USD LIBOR + 1.250%)
38,250,000	2.609	07/15/26	38,257,153
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A(b) (d) (3M USD LIBOR + 1.390%)
62,450,000	2.757	07/25/27	62,518,258
Madison Park Funding XXX Ltd. Series 2018-30A, Class A(b)(d) (3M USD LIBOR + 0.750%)
36,000,000	2.650	04/15/29	35,920,764
MidOcean Credit CLO III Series 2014-3A, Class A(b)(d) (3M USD LIBOR + 1.460%)
1,300,000	2.823	07/21/26	1,300,282
Nassau Ltd. Series 2017-IIA, Class AL(b)(d) (3M USD LIBOR + 1.250%)
10,000,000	2.875	01/15/30	10,066,960
OCP CLO Ltd. Series 2012-2A, Class A1R(b)(d) (3M USD LIBOR + 1.400%)
10,850,000	2.846	11/22/25	10,906,539
OCP CLO Ltd. Series 2014-5A, Class A1R(b)(d) (3M USD LIBOR + 1.080%)
65,150,000	2.835	04/26/31	65,123,158

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
OCP CLO Ltd. Series 2014-5A, Class A2R(b)(d) (3M USD LIBOR + 1.400%)
$2,950,000	3.152%	04/26/31	$2,947,029
OCP CLO Ltd. Series 2014-5A, Class BR(b)(d) (3M USD LIBOR + 1.800%)
2,200,000	3.552	04/26/31	2,195,580
OCP CLO Ltd. Series 2015-10A, Class A1R(b)(d) (3M USD LIBOR + 0.820%)
27,800,000	2.191	10/26/27	27,799,750
OCP CLO Ltd. Series 2015-8A, Class A1R(b)(d) (3M USD LIBOR + 0.850%)
30,550,000	2.203	04/17/27	30,552,688
OCP CLO Ltd. Series 2015-8A, Class A2AR(b)(d) (3M USD LIBOR + 1.450%)
850,000	2.803	04/17/27	849,991
Octagon Investment Partners 24 Ltd. Series 2015-1A, Class A1R(b)(d) (3M USD LIBOR + 0.900%)
74,550,000	2.341	05/21/27	74,556,784
OFSI Fund V Ltd. Series 2013-5A, Class A1LA(b)(d) (3M USD LIBOR + 0.930%)
2,916,384	2.283	04/17/25	2,916,694
OFSI Fund VII Ltd. Series 2014-7A, Class AR(b)(d) (3M USD LIBOR + 0.900%)
104,050,000	2.254	10/18/26	104,054,370
Palmer Square Loan Funding Ltd. Series 2017-1A, Class A1(b)(d) (3M USD LIBOR + 0.740%)
22,954,638	2.130	10/15/25	22,956,704
Recette CLO Ltd. Series 2015-1A, Class AR(b)(d) (3M USD LIBOR + 0.920%)
45,100,000	2.283	10/20/27	45,155,202
TCW CLO Ltd. Series 2017-1A, Class A(b)(d) (3M USD LIBOR + 1.280%)
19,000,000	2.714	07/29/29	19,121,429
The Bank of New York Mellon SA(f)
1,630,000	9.625	05/02/21	—
Trinitas CLO II Ltd. Series 2014-2A, Class A1R(b)(d)(3M USD LIBOR + 1.180%)
46,550,000	2.539	07/15/26	46,557,541
Zais CLO 1 Ltd. Series 2014-1A, Class A1(b)(d) (3M USD LIBOR + 1.400%)
77,111,170	2.759	04/15/26	77,120,809

			892,300,888

Home Equity – 1.6%
ACE Securities Corp. Home Equity Loan Trust Series 2007-ASAP1, Class A2C(b) (1M USD LIBOR + 0.260%)
9,285,421	1.881	03/25/37	5,637,032
ACE Securities Corp. Home Equity Loan Trust Series 2007-HE2, Class A2D(b) (1M USD LIBOR + 0.270%)
16,641,000	1.891	05/25/36	15,140,161
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-R8, Class M2(b) (1M USD LIBOR + 0.490%)
5,440,000	2.111	10/25/35	5,392,674

Asset-Backed Securities – (continued)
Home Equity – (continued)
Bayview Financial Mortgage Pass-Through Trust Series 2006-A, Class M3(b) (1M USD LIBOR + 0.650%)
10,095,000	2.298	02/28/41	10,029,196
Citigroup Mortgage Loan Trust Series 2007-WFH2, Class A4(b) (1M USD LIBOR + 0.350%)
200,835	1.971	03/25/37	198,642
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF2(h)
14,730	3.794	12/25/35	14,795
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF3(h)
9,006,000	3.794	12/25/35	9,131,420
First Franklin Mortgage Loan Trust Series 2006-FF12, Class A4(b) (1M USD LIBOR + 0.140%)
1,358,746	1.761	09/25/36	1,344,860
HSI Asset Securitization Corp. Trust Series 2006-OPT1, Class 2A4(b) (1M USD LIBOR + 0.300%)
7,002,079	1.921	12/25/35	6,972,926
JPMorgan Mortgage Acquisition Trust Series 2006-CH1, Class A5(b) (1M USD LIBOR + 0.230%)
1,434,603	1.851	07/25/36	1,432,403
Lehman XS Trust Series 2007-3, Class 1BA2(b) (6M USD LIBOR + 0.500%)
226,010	2.365	03/25/37	205,410
Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A(b) (1M USD LIBOR + 0.170%)
883,655	1.791	11/25/36	337,391
Morgan Stanley Mortgage Loan Trust Series 2007-1XS, Class 2A1(b) (1M USD LIBOR + 0.080%)
6,926,468	1.701	09/25/46	2,949,791
Saxon Asset Securities Trust Series 2007-2, Class A2C(b) (1M USD LIBOR + 0.240%)
5,655,810	1.861	05/25/47	4,776,101
Securitized Asset Backed Receivables LLC Trust Series 2004-DO1, Class M1(b) (1M USD LIBOR + 0.975%)
3,325,548	2.596	07/25/34	3,399,445
Structured Asset Securities Corp. Mortgage Loan Trust Series 2007-EQ1, Class A1(b) (1M USD LIBOR + 0.215%)
4,557,081	1.836	03/25/37	3,561,029
Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M1(b) (1M USD LIBOR + 0.660%)
2,116,187	2.281	10/25/35	2,128,965

			72,652,241

Other(d) – 0.1%
Invitation Homes Trust Series 2015-SFR2, Class E(b) (1M LIBOR + 3.150%)
100,000	4.958	06/17/32	100,105
Vericrest Opportunity Loan Trust XXV LLC Series 2015-NPL8, Class A1(h)
3,243,405	3.500	06/26/45	3,244,390

			3,344,495

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount		Interest Rate		Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan(b) – 14.7%
	Academic Loan Funding Trust Series 2012-1A, Class A2(d) (1M USD LIBOR + 1.100%)
	$46,139,625	2.721%		12/27/44	$46,250,346
	Access Group, Inc. Series 2015-1, Class A(d) (1M USD LIBOR + 0.700%)
	27,085,617	2.321		07/25/56	27,275,176
	Bank of America Student Loan Trust Series 2010-1A, Class A(d) (3M USD LIBOR + 0.800%)
	103,670	2.167		02/25/43	104,093
	EFS Volunteer No. 2 LLC Series 2012-1, Class A2(d) (1M USD LIBOR + 1.350%)
	40,450,000	2.971		03/25/36	41,156,694
	EFS Volunteer No. 3 LLC Series 2012-1, Class A3(d) (1M USD LIBOR + 1.000%)
	25,300,000	2.621		04/25/33	25,662,799
	GCO Education Loan Funding Trust Series 2006-1, Class A8L (3M USD LIBOR + 0.130%)
	1,371,430	1.592		05/25/25	1,370,366
	Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3 (1M USD LIBOR + 1.050%)
	22,700,000	2.640		07/20/43	22,985,940
	Nelnet Student Loan Trust Series 2005-4, Class A3 (3M USD LIBOR + 0.130%)
	3,122,413	1.788		06/22/26	3,122,055
	Nelnet Student Loan Trust Series 2006-1, Class A6(d) (3M USD LIBOR + 0.450%)
	40,900,000	1.904		08/23/36	40,139,665
	Nelnet Student Loan Trust Series 2006-2, Class A7(d) (3M Euribor + 0.580%)
	28,300,000	1.947		01/25/37	27,887,024
	Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2 (3M USD LIBOR + 0.950%)
	2,345,471	2.645		07/01/24	2,350,062
	Scholar Funding Trust Series 2010-A, Class A(d) (3M USD LIBOR + 0.750%)
	25,610,656	2.128		10/28/41	25,475,875
	SLC Student Loan Trust Series 2005-3, Class A3 (3M USD LIBOR + 0.120%)
	8,297,745	1.708		06/15/29	8,258,394
	SLM Student Loan Trust Series 2003-14, Class A5 (3M USD LIBOR + 0.230%)
	4,309,269	1.597		01/25/23	4,309,479
	SLM Student Loan Trust Series 2003-7A, Class A5A(d) (3M USD LIBOR + 1.200%)
	30,719,078	2.788		12/15/33	31,292,432
	SLM Student Loan Trust Series 2004-8A, Class A6(d) (3M USD LIBOR + 0.630%)
	20,350,000	1.997		01/25/40	20,341,331
	SLM Student Loan Trust Series 2005-4, Class A3(3M USD LIBOR + 0.120%)
	48,065,870	1.487		01/25/27	47,897,985
	SLM Student Loan Trust Series 2005-5, Class A4(3M USD LIBOR + 0.140%)
	12,900,000	1.507		10/25/28	12,849,392

Asset-Backed Securities – (continued)
Student Loan – (continued)
	SLM Student Loan Trust Series 2006-10, Class A5A (3M USD LIBOR + 0.100%)
	234,435	1.467		04/25/27	234,122
	SLM Student Loan Trust Series 2007-1, Class A5 (3M USD LIBOR + 0.090%)
	32,815,048	1.457		01/26/26	32,717,719
	SLM Student Loan Trust Series 2007-2, Class A4 (3M USD LIBOR + 0.060%)
	81,200,000	1.427		07/25/22	79,102,661
	SLM Student Loan Trust Series 2008-2, Class A3 (3M USD LIBOR + 0.750%)
	14,659,453	2.117		04/25/23	14,608,135
	SLM Student Loan Trust Series 2008-3, Class A3 (3M USD LIBOR + 1.000%)
	15,780,044	2.367		10/25/21	15,898,418
	SLM Student Loan Trust Series 2008-4, Class A4 (3M USD LIBOR + 1.650%)
	41,649,826	3.017		07/25/22	42,603,836
	SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
	64,607,394	3.067		07/25/23	66,341,876
	SLM Student Loan Trust Series 2008-6, Class A4 (3M USD LIBOR + 1.100%)
	21,996,477	2.467		07/25/23	22,151,711
	SLM Student Loan Trust Series 2008-8, Class A4 (3M USD LIBOR + 1.500%)
	13,600,000	2.867		04/25/23	13,866,898
	Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
	4,890,407	1.497		01/26/26	4,888,288

					681,142,772

	TOTAL ASSET-BACKED SECURITIES
	(Cost $1,617,310,974)				$1,649,440,396

Foreign Debt Obligations – 15.4%
Sovereign – 15.4%
	Brazil Notas do Tesouro Nacional
BRL	73,699,000	10.000%		01/01/27	$22,940,061
	14,165,514	6.000		08/15/40	4,794,092
	Dominican Republic
DOP	61,100,000	10.375		03/04/22	1,283,191
	98,700,000	14.500		02/10/23	2,339,230
	$11,750,000	6.600	(d)	01/28/24	12,763,437
	13,550,000	6.600		01/28/24	14,718,687
	1,604,000	8.625		04/20/27	1,890,715
DOP	30,000,000	18.500		02/04/28	874,021
	58,700,000	11.375		07/06/29	1,251,863
	Ecuador Government International Bond
	$15,390,000	9.650		12/13/26	16,451,910
	10,400,000	9.625	(d)	06/02/27	11,102,000
	2,720,000	9.625		06/02/27	2,903,600
	4,100,000	7.875	(d)	01/23/28	3,936,000
	Japanese Government CPI Linked Bond
JPY	16,633,458,772	0.100		03/10/26	165,326,310

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Argentina
ARS	2,459,750,000	27.935	%(b)	06/21/20	$129,204,658
EUR	20,240,000	3.375		01/15/23	24,624,128
	16,660,000	5.250		01/15/28	19,961,185
	460,000	2.260	(h)	12/31/38	389,696
	3,090,000	6.250		11/09/47	3,516,933
	$50,800,000	6.875		01/11/48	46,228,000
	8,950,000	7.125	(d)(i)	06/28/17	8,225,050
	Republic of Indonesia
	23,015,000	5.875		01/15/24	25,263,565
EUR	11,900,000	2.150	(d)	07/18/24	15,099,925
	$39,150,000	3.850	(d)	07/18/27	38,318,062
	Republic of South Africa
ZAR	68,590,000	8.000		01/31/30	5,634,726
	190,720,000	7.000		02/28/31	14,294,096
	591,375,000	8.250		03/31/32	48,726,083
	70,190,000	8.875		02/28/35	6,024,309
	119,050,000	6.250		03/31/36	7,821,692
	69,910,000	9.000		01/31/40	5,987,318
	39,710,000	6.500		02/28/41	2,591,209
	105,190,000	8.750		01/31/44	8,760,195
	Republic of Venezuela(e)
	$120,000	6.000		12/09/20	35,400
	United Mexican States
MXN	269,823,600	4.750		06/14/18	14,728,185
	352,713,800	6.500		06/10/21	18,992,783
	88,039,300	8.000		12/07/23	5,015,507
	1,546,000	7.750		11/23/34	86,836
	15,377,700	8.500		11/18/38	924,166
	2,663,200	8.000		11/07/47	152,717

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $695,769,989)				$713,181,541

Structured Notes(d)(j) – 2.2%
	Arab Republic of Egypt (Issuer Citibank NA)
EGP	418,040,000	0.000%		05/03/18	$23,232,840
	595,900,000	0.000		05/10/18	33,005,644
	197,000,000	0.000		11/01/18	10,073,692
	Arab Republic of Egypt (Issuer HSBC Bank PLC)
	56,000,000	0.000		06/07/18	3,076,887
	Arab Republic of Egypt (Issuer JPMorgan Chase Bank NA)
	212,425,000	0.000		05/17/18	11,726,010
	127,600,000	0.000		07/26/18	6,814,611
	307,625,000	0.000		02/07/19	15,257,188

	TOTAL STRUCTURED NOTES
	(Cost $102,746,735)				$103,186,872

Municipal Debt Obligations – 1.5%
Illinois – 0.4%
	Illinois State GO Bonds Build America Series 2010(c)
	$4,470,000	7.350%		07/01/35	$4,878,871
	Illinois State GO Bonds Taxable-Pension Series 2003
	13,800,000	5.100		06/01/33	12,935,154

					17,814,025

Municipal Debt Obligations – (continued)
Minnesota(b)(c) – 0.2%
	Northstar Education Finance, Inc. (Student Loan Asset Backed) Series 2007-1, Class A1 (3M USD LIBOR + 0.100%)
	6,994,819	1.478		04/28/30	6,960,333

Puerto Rico(e) – 0.9%
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A(c)
	3,035,000	5.750		07/01/41	1,312,637
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A(c)
	1,495,000	5.500		07/01/32	669,012
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B(c)
	1,160,000	5.875		07/01/36	519,100
	3,340,000	5.750		07/01/38	1,494,650
	2,170,000	6.000		07/01/39	971,075
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A(c)
	1,120,000	6.000		07/01/34	484,400
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E(c)
	1,010,000	5.625		07/01/32	436,825
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A(c)
	515,000	5.500		07/01/26	222,738
	1,975,000	5.500		07/01/39	854,187
	2,115,000	5.000		07/01/41	893,587
	Puerto Rico Commonwealth GO Bonds Series 2014 A(c)
	9,710,000	8.000		07/01/35	4,126,750
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A(c)
	1,960,000	5.125		07/01/31	877,100
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A(c)
	455,000	5.000		07/01/34	203,613
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A(c)
	605,000	5.250		07/01/27	270,738
	Puerto Rico Commonwealth GO Unrefunded Balance Refunding for Public Improvement 2006 B(c)
	670,000	5.000		07/01/35	299,825
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007(c)
	195,000	5.250		08/01/57	117,975
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 B(c)
	4,320,000	6.050		08/01/36	2,592,000
	185,000	6.050		08/01/37	111,000
	95,000	6.050		08/01/39	57,000
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 C(c)
	2,905,000	6.000		08/01/31	1,743,000
	210,000	6.000		08/01/32	126,000
	2,285,000	6.000		08/01/38	1,371,000
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2008 A(c)
	75,000	6.130		08/01/28	45,000

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate				Maturity Date	Value
Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
$1,520,000		6.130%			08/01/29	$912,000
260,000		6.130			08/01/30	156,000
255,000		6.130			08/01/37	153,000
465,000		6.130			08/01/38	279,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2009 C(c)
1,100,000		5.750			08/01/57	660,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C
80,000		5.000			08/01/21	46,800
6,665,000		5.000	(c)		08/01/40	3,899,025
8,365,000		5.250	(c)		08/01/40	4,893,525
3,610,000		5.000	(c)		08/01/46	2,111,850
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 D(c)
75,000		4.850			08/01/36	41,250
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A(c)
1,650,000		5.250			08/01/27	387,750
12,920,000		6.750			08/01/32	3,036,200
6,045,000		5.750			08/01/37	1,420,575
155,000		6.375			08/01/39	36,425
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A(c)
470,000		5.500			08/01/37	110,450
4,110,000		5.375			08/01/39	965,850
3,010,000		5.500			08/01/42	707,350
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C(c)
5,990,000		5.375			08/01/38	1,407,650
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1(c)
4,910,000		5.000			08/01/43	1,153,850
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A(c)
2,325,000		5.500			08/01/28	546,375

						42,724,137

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $92,613,065)						$67,498,495

U.S. Treasury Obligations – 0.4%
United States Treasury Bonds
$10,000		2.750%			11/15/47	$9,561
20,000		3.000	(l)		02/15/48	20,115
United States Treasury Notes
15,000,000		2.250	(l)		11/15/24	14,611,200
2,370,000		2.750	(l)		02/28/25	2,380,144

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $17,177,415)						$17,021,020

Shares	Description		Value
Common Stocks – 1.4%
Oil, Gas & Consumable Fuels(e)(k)(m) – 1.4%
7,667,598	Blue Ridge Mountain Resources, Inc.			$64,216,133

TOTAL COMMON STOCKS
(Cost $76,509,670)				$64,216,133

Units	Expiration Date	Value
Warrant(e) – 0.0%
True Religion Warrant (NR/NR)
1,890	10/27/22	$—
True Religion Warrant 2 (NR/NR)
8,897	10/27/22	—

TOTAL WARRANT
(Cost $0)		$—

Shares	Distribution Rate	Value
Investment Company(m) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
133,243	1.609%	$133,243
(Cost $133,243)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $3,843,318,105)		$3,878,049,482

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments – 10.1%
Certificates of Deposit – 2.5%
China Construction Banking Corp.(j)
$12,000,000	0.000%		06/22/18	$11,922,990
Credit Suisse AG(b) (3M LIBOR + 3.20%)
18,500,000	2.377		03/08/19	18,516,768
Mizuho Bank Ltd.
15,000,000	0.000	(j)	05/23/18	14,954,212
25,000,000	2.190		06/14/18	25,001,663
Societe Generale SA(j)
4,000,000	0.000		07/10/18	3,975,112
Suncor Energy, Inc.
25,000,000	0.000	(j)	04/16/18	24,973,425
13,000,000	0.000	(j)	05/03/18	12,970,993
The Bank of Tokyo-Mitsubishi UFJ Ltd.
4,000,000	1.720		04/18/18	3,999,705

				116,314,868

Commercial Paper – 7.6%
Autozone, Inc.(j)
3,550,000	0.000		04/10/18	3,547,546
Barton Capital Corp.(j)
9,000,000	0.000		06/11/18	8,958,985

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate		Maturity Date
Short-term Investments – (continued)
Commercial Paper – (continued)
Bedford Row Funding Corp.(j)
$2,000,000	0.000%		09/04/18	$1,978,729
Eastman Chemical Co.(j)
5,000,000	0.000		04/11/18	4,996,241
Ei Dupont(j)
37,200,000	0.000		04/03/18	37,189,331
Electricite de France SA
28,000,000	1.000		04/03/18	27,992,176
20,905,000	0.000	(j)	04/27/18	20,866,840
8,000,000	0.000	(j)	05/15/18	7,975,654
Ford Motor Credit Co. LLC(j)
25,000,000	0.000		02/20/19	24,346,050
HP, Inc. (j)
13,398,000	0.000		04/27/18	13,377,569
Liberty Funding LLC(j)
30,000,000	0.000		06/06/18	29,877,467
3,000,000	0.000		06/20/18	2,984,389
LMA SA LMA Americas(j)
18,000,000	0.000		07/11/18	17,874,004
Macquarie Bank Ltd.(j)
18,550,000	0.000		05/18/18	18,497,338
Marriott International, Inc.
26,600,000	0.000	(j)	04/02/18	26,594,077
6,000,000	0.000	(j)	04/18/18	5,992,857
15,724,000	0.000	(j)	05/04/18	15,687,866
10,350,000	1.000		05/08/18	10,323,435
NRW Bank(j)
30,000,000	0.000		05/08/18	29,937,667
Old Line Funding LLC(j)
1,660,000	0.000		08/20/18	1,643,805
Omnicom Capital, Inc. (j)
6,934,000	0.000		05/04/18	6,918,066
Oversea-Chinese Banking Corp. Ltd.
15,000,000	2.200		06/14/18	14,999,712
Potash Corp. of Saskatchewan, Inc.(j)
12,038,000	0.000		06/15/18	11,973,994
QUALCOMM, Inc. (j)
10,000,000	0.000		06/14/18	9,955,105

				354,488,903

TOTAL SHORT-TERM INVESTMENTS
(Cost $470,867,275)				$470,803,771

TOTAL INVESTMENTS – 93.8%
(Cost $4,314,185,380)				$4,348,853,253

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.2%				286,182,559

NET ASSETS – 100.0%				$4,635,035,812

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on March 31, 2018. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2018.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Market value of Rule 144A securities amounts to $1,584,793,151, which represents approximately 34.2% of the Fund’s net assets as of March 31, 2018. The liquidity determination is unaudited.
(e)	Security is currently in default and/or non-income producing.
(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(g)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(h)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2018.
(i)	Actual maturity date is June 28, 2117.
(j)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(k)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $64,216,133, which represents approximately 1.4% of the Fund’s net assets as of March 31, 2018.

Restricted Security	Acquisition Date	Cost
Blue Ridge Mountain Resources, Inc. (Common Stocks)	05/06/16 – 08/18/16	$76,509,670

(l)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(m)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
COF	—Cost of Funds
CPI	—Consumer Price Index
EURO	—Euro Offered Rate
FFCB	—Federal Farm Credit Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
PI	—Private Investment
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
MS & Co. Int. PLC	ARS	256,946,757	USD	12,699,899	$12,735,478	04/04/18	$35,579
	ARS	1,270,283,892	USD	62,325,266	62,795,189	04/09/18	469,924
	ARS	460,043,736	USD	22,422,448	22,705,875	04/12/18	283,428
	ARS	434,117,791	USD	21,225,006	21,381,250	04/16/18	156,245
	ARS	429,733,096	USD	20,581,087	21,120,911	04/20/18	539,824
	ARS	431,345,117	USD	20,994,984	21,066,913	05/02/18	71,929
	ARS	361,417,772	USD	17,367,505	17,604,363	05/07/18	236,858
	ARS	25,858,342	USD	1,242,294	1,256,845	05/11/18	14,551
	ARS	118,861,995	USD	5,683,098	5,737,402	05/24/18	54,304
	ARS	174,977,029	USD	8,336,209	8,419,218	05/31/18	83,009
	AUD	15,884,410	USD	12,189,925	12,202,611	06/20/18	12,686
	BRL	713,312,978	USD	214,581,928	216,005,833	04/03/18	1,423,905
	BRL	494,845,681	USD	148,260,814	149,486,432	05/03/18	1,225,617
	CAD	25,321,942	EUR	15,817,643	19,684,702	06/20/18	103,706
	CAD	305,901,772	USD	236,961,226	237,801,089	06/20/18	839,864
	CHF	9,033,789	GBP	6,743,043	9,515,295	06/20/18	22,416
	CLP	15,654,988,130	USD	25,750,903	25,926,991	04/27/18	176,088
	CNH	123,462,533	EUR	15,707,867	19,610,716	06/20/18	165,614
	CNH	905,440,869	USD	142,283,193	143,819,695	06/20/18	1,536,504
	CNY	493,542,017	USD	77,964,430	78,648,845	04/16/18	684,415
	COP	57,573,044,665	USD	20,219,118	20,599,976	04/20/18	380,858
	COP	43,801,376,236	USD	15,381,269	15,671,179	04/27/18	289,910
	CZK	420,863,687	EUR	16,525,520	20,478,228	06/20/18	20,935
	EUR	8,052,833	CAD	12,786,247	9,968,772	06/20/18	29,034
	EUR	25,030,597	CHF	29,237,515	30,985,908	06/20/18	190,018
	EUR	7,870,001	GBP	6,918,281	9,742,441	06/20/18	2,861
	EUR	43,756,833	HUF	13,637,794,633	54,167,512	06/20/18	156,140
	EUR	56,719,835	NOK	542,827,346	70,214,685	06/20/18	786,490
	EUR	39,967,151	SEK	403,812,063	49,476,184	06/20/18	818,541
	EUR	15,869,140	USD	19,637,444	19,644,745	06/20/18	7,300
	GBP	28,157,371	EUR	31,793,507	39,640,043	06/20/18	282,185
	GBP	933,460	USD	1,293,660	1,312,591	05/25/18	18,931
	GBP	103,199,275	USD	144,249,275	145,284,291	06/20/18	1,035,016
	HKD	468,535,684	USD	59,949,547	59,979,362	09/19/18	29,815
	IDR	137,108,571,493	USD	9,956,182	9,985,299	04/09/18	29,117
	IDR	1,945,887,264,765	USD	141,146,916	141,535,410	04/26/18	388,493
	INR	319,507,288	USD	4,902,674	4,907,282	04/06/18	4,607
	INR	6,776,170,743	USD	103,832,626	104,025,423	04/13/18	192,796
	INR	784,898,968	USD	11,948,531	11,951,866	06/20/18	3,336
	JPY	1,065,459,231	EUR	8,057,865	10,067,449	06/20/18	92,447
	JPY	1,019,681,483	USD	9,630,066	9,634,898	06/20/18	4,832
	KRW	26,921,261,923	USD	25,058,961	25,319,615	04/05/18	260,654
	KRW	10,685,988,685	USD	9,981,374	10,060,736	04/09/18	79,362
	KRW	110,584,847,832	USD	103,345,147	104,122,037	04/12/18	776,892
	KRW	18,157,076,299	USD	17,079,850	17,097,619	04/16/18	17,768
	KRW	29,300,433,501	USD	27,273,632	27,597,544	04/26/18	323,913
	KRW	12,332,968,425	USD	11,440,560	11,616,484	04/27/18	175,923
	MXN	907,677,010	USD	48,110,487	49,301,246	06/20/18	1,190,759
	NOK	306,862,071	EUR	31,587,711	39,247,985	06/20/18	144,887

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	NOK	32,561,679	GBP	2,943,912	$4,164,673	06/20/18	$20,224
	NZD	10,668,108	USD	7,668,093	7,707,815	06/20/18	39,722
	PEN	127,975,235	USD	39,532,646	39,656,047	04/09/18	123,401
	PLN	100,048,389	EUR	23,580,913	29,272,689	06/20/18	81,376
	SEK	238,108,927	EUR	23,157,706	28,691,118	06/20/18	23,701
	SGD	64,614,924	USD	49,290,802	49,374,372	06/20/18	83,569
	THB	772,087,975	USD	24,633,506	24,700,578	04/12/18	67,072
	TRY	38,937,588	USD	9,575,280	9,635,783	06/20/18	60,503
	TWD	498,328,198	USD	17,079,850	17,142,827	04/16/18	62,977
	TWD	413,123,262	USD	14,138,131	14,213,420	04/17/18	75,289
	TWD	2,662,312,621	USD	91,523,781	91,839,246	05/10/18	315,467
	USD	69,586,288	ARS	1,401,948,001	69,487,071	04/04/18	99,217
	USD	20,391,549	AUD	26,177,927	20,110,226	06/20/18	281,324
	USD	40,547,920	BRL	129,504,076	39,216,496	04/03/18	1,331,424
	USD	29,072,207	CAD	37,264,560	28,968,621	06/20/18	103,585
	USD	11,651,406	CHF	10,874,059	11,453,652	06/20/18	197,754
	USD	34,207,705	CLP	20,281,365,432	33,587,607	04/20/18	620,098
	USD	9,563,325	CNH	59,896,158	9,513,871	06/20/18	49,455
	USD	168,169,225	EUR	135,086,533	167,226,484	06/20/18	942,740
	USD	42,382,734	GBP	29,853,259	42,027,519	06/20/18	355,215
	USD	61,843,000	HKD	479,046,082	61,126,207	05/11/18	716,793
	USD	37,562,000	HKD	291,393,334	37,302,572	09/19/18	259,428
	USD	59,431,160	IDR	794,938,711,069	57,884,925	04/11/18	1,546,234
	USD	84,417,773	INR	5,490,531,932	84,304,189	04/05/18	113,583
	USD	9,568,967	INR	622,900,490	9,562,552	04/13/18	6,414
	USD	32,464,758	INR	2,106,375,669	32,279,038	04/27/18	185,718
	USD	115,475,490	JPY	12,131,180,635	114,626,665	06/20/18	848,824
	USD	12,133,464	NOK	93,449,157	11,952,247	06/20/18	181,217
	USD	102,262,493	NZD	140,841,393	101,759,315	06/20/18	503,178
	USD	3,309,349	PHP	173,492,630	3,300,284	06/06/18	9,065
	USD	8,038,403	RUB	459,623,801	7,974,319	05/17/18	64,084
	USD	7,784,017	SEK	63,354,937	7,634,002	06/20/18	150,014
	USD	9,886,823	SGD	12,933,497	9,882,907	06/20/18	3,916
	USD	27,585,108	TRY	110,100,234	27,246,216	06/20/18	338,891
	USD	6,786,624	TWD	196,341,786	6,755,099	04/17/18	31,526
	USD	112,738,499	TWD	3,263,861,574	112,427,023	04/27/18	311,477
	USD	14,355,262	TWD	416,101,625	14,353,859	05/10/18	1,403
	USD	95,481,643	ZAR	1,135,229,000	95,248,903	05/18/18	232,741
	USD	55,560,114	ZAR	655,889,400	54,797,397	06/20/18	762,717
	ZAR	2,563,827,391	USD	214,020,918	214,199,323	06/20/18	178,406
TOTAL							$27,250,028

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
MS & Co. Int. PLC	ARS	2,546,949,244	USD	128,524,967	$126,238,664	04/04/18	$(2,286,300)
	AUD	12,674,323	GBP	7,115,689	9,736,580	06/20/18	(280,911)
	AUD	247,304,341	USD	193,119,520	189,982,427	06/20/18	(3,137,092)
	BRL	535,386,538	USD	165,550,297	162,126,050	04/03/18	(3,424,250)
	CAD	38,403,860	EUR	24,166,265	29,854,288	06/20/18	(61,644)
	CAD	93,251,611	USD	72,637,884	72,491,684	06/20/18	(146,200)
	CHF	73,808,122	EUR	63,095,096	77,742,134	06/20/18	(364,624)
	CLP	17,322,196,775	USD	28,748,148	28,686,981	04/20/18	(61,168)
	EUR	8,023,991	CZK	204,459,308	9,933,068	06/20/18	(15,436)
	EUR	47,408,336	GBP	42,016,245	58,687,787	06/20/18	(462,827)
	EUR	8,011,105	NOK	78,046,348	9,917,117	06/20/18	(65,094)
	EUR	10,846,638	PLN	45,984,420	13,427,283	06/20/18	(27,082)
	EUR	177,472,384	USD	221,053,566	219,696,830	06/20/18	(1,356,740)
	GBP	41,145,810	USD	58,275,117	57,925,211	06/20/18	(349,905)
	HKD	172,378,555	USD	22,059,606	22,022,782	06/20/18	(36,824)
	HUF	24,190,590,279	EUR	77,512,826	95,804,855	06/20/18	(149,916)
	IDR	1,633,792,043,485	USD	120,555,932	118,967,573	04/11/18	(1,588,358)
	IDR	1,484,160,403,502	USD	110,130,933	108,031,683	04/16/18	(2,099,247)
	IDR	131,461,636,297	USD	9,565,786	9,561,950	04/26/18	(3,836)
	INR	6,154,321,015	USD	95,807,151	94,496,316	04/05/18	(1,310,833)
	INR	1,253,509,068	USD	19,252,018	19,243,436	04/13/18	(8,582)
	INR	1,393,826,293	USD	21,427,939	21,389,400	04/16/18	(38,539)
	INR	11,232,137,232	USD	173,693,016	172,126,271	04/27/18	(1,566,745)
	JPY	1,013,451,532	CAD	12,351,588	9,576,032	06/20/18	(25,813)
	JPY	2,041,432,204	EUR	15,611,528	19,289,348	06/20/18	(36,494)
	JPY	1,620,925,684	USD	15,399,388	15,281,179	05/18/18	(118,209)
	JPY	12,519,108,959	USD	119,052,906	118,292,171	06/20/18	(760,735)
	NOK	1,072,371,034	EUR	111,473,551	137,157,395	06/20/18	(838,079)
	NZD	126,957,389	USD	92,475,960	91,727,983	06/20/18	(747,976)
	PEN	154,267,741	USD	47,943,482	47,810,391	04/05/18	(133,090)
	PHP	1,051,667,454	USD	20,052,769	20,005,468	06/06/18	(47,301)
	PLN	442,964,733	EUR	104,908,469	129,604,971	06/20/18	(263,450)
	RUB	5,944,088,934	USD	103,743,524	103,127,953	05/17/18	(615,571)
	SEK	5,776,236,819	EUR	566,863,136	696,012,090	06/20/18	(5,719,815)
	SEK	237,664,932	NOK	225,119,451	28,637,618	06/20/18	(155,399)
	SEK	80,561,609	USD	9,820,986	9,707,333	06/20/18	(113,653)
	SGD	39,164,200	USD	29,954,684	29,926,644	06/20/18	(28,041)
	TRY	105,460,188	USD	26,728,054	26,097,956	06/20/18	(630,097)
	TWD	586,164,548	USD	20,240,489	20,166,870	04/17/18	(73,618)
	TWD	1,520,640,179	USD	52,541,156	52,379,993	04/27/18	(161,162)
	TWD	832,332,789	USD	28,781,203	28,712,187	05/10/18	(69,016)
	USD	68,556,998	ARS	1,401,948,000	69,487,071	04/04/18	(930,074)
	USD	26,156,599	ARS	539,331,859	26,661,321	04/09/18	(504,721)
	USD	2,600,574	ARS	54,273,972	2,629,549	05/17/18	(28,976)
	USD	4,666,457	ARS	98,928,892	4,671,672	07/03/18	(5,215)
	USD	336,508,585	BRL	1,119,195,440	338,915,387	04/03/18	(2,406,799)
	USD	26,666,033	BRL	88,963,221	26,874,630	05/03/18	(208,596)
	USD	19,620,345	CLP	11,928,777,073	19,755,035	04/20/18	(134,690)
	USD	28,717,807	CNH	181,953,000	28,901,308	06/20/18	(183,501)
	USD	28,292,736	CNY	179,347,654	28,580,111	04/16/18	(287,375)
	USD	10,204,903	COP	29,396,039,743	10,518,077	04/20/18	(313,174)
	USD	93,669,042	EUR	75,820,637	93,763,851	06/08/18	(94,809)
	USD	51,844,831	EUR	41,942,306	51,921,270	06/20/18	(76,439)
	USD	16,026,282	GBP	11,564,000	16,260,801	05/25/18	(234,520)

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	USD	75,369,156	GBP	53,761,157	$75,685,140	06/20/18	$(315,982)
	USD	10,136,196	INR	663,789,084	10,192,127	04/05/18	(55,931)
	USD	4,876,289	INR	319,507,288	4,907,281	04/06/18	(30,993)
	USD	84,611,144	INR	5,524,261,738	84,806,549	04/13/18	(195,404)
	USD	59,270,959	INR	3,873,011,876	59,351,758	04/27/18	(80,800)
	USD	181,315,278	JPY	19,375,985,232	182,665,929	05/18/18	(1,350,651)
	USD	286,116,354	JPY	30,295,010,426	286,255,403	06/20/18	(139,050)
	USD	25,072,895	KRW	26,921,261,923	25,319,615	04/05/18	(246,720)
	USD	81,549,800	KRW	88,041,792,110	82,896,446	04/12/18	(1,346,644)
	USD	19,277,551	KRW	20,642,318,286	19,437,848	04/16/18	(160,297)
	USD	9,571,262	KRW	10,217,800,481	9,623,960	04/26/18	(52,699)
	USD	57,099,630	MXN	1,065,227,856	57,927,764	06/12/18	(828,134)
	USD	87,298,931	MXN	1,644,995,351	89,349,315	06/20/18	(2,050,383)
	USD	19,259,964	NZD	26,749,716	19,326,938	06/20/18	(66,973)
	USD	47,591,954	PEN	154,267,742	47,810,392	04/05/18	(218,437)
	USD	19,630,002	SGD	25,732,347	19,662,926	06/20/18	(32,924)
	USD	10,485,071	THB	329,486,023	10,540,891	04/12/18	(55,820)
	USD	10,531,267	THB	329,702,370	10,549,192	04/16/18	(17,925)
	USD	5,781,386	TRY	23,404,207	5,791,778	06/20/18	(10,392)
	USD	133,613,685	TWD	3,909,833,238	134,517,005	04/17/18	(903,320)
	USD	22,741,505	TWD	661,801,899	22,796,438	04/27/18	(54,933)
	USD	91,363,446	TWD	2,655,054,468	91,588,870	05/10/18	(225,422)
	USD	34,364,104	TWD	998,964,505	34,576,415	06/12/18	(212,311)
	ZAR	236,518,700	USD	19,811,301	19,760,358	06/20/18	(50,944)
TOTAL							$(43,491,650)

FUTURES CONTRACTS — At March 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 3 Year Government Bonds	339	06/15/18	$28,946,204	$59,536
Ultra Long U.S. Treasury Bonds	106	06/20/18	17,009,687	374,264
10 Year German Euro-Bund	218	06/07/18	42,765,189	39,846
10 Year U.S. Treasury Notes	13,473	06/20/18	1,632,127,641	12,913,134
Total				$13,386,780
Short position contracts:
Eurodollars	(927)	12/17/18	(225,967,837)	1,354,393
Eurodollars	(7,136)	12/16/19	(1,734,315,600)	(28,936)
Italian 10 Year Government Bonds	(255)	06/07/18	(43,547,399)	(103,686)
Japan 10 Year Government Bonds	(71)	06/13/18	(100,603,073)	(67,457)
Ultra 10 Year U.S. Treasury Notes	(154)	06/20/18	(19,998,344)	(287,944)
2 Year U.S. Treasury Notes	(1,793)	06/29/18	(381,208,611)	(200,255)
5 Year U.S. Treasury Notes	(29,130)	06/29/18	(3,334,247,124)	(11,800,966)
20 Year U.S. Treasury Bonds	(2,948)	06/20/18	(432,250,500)	(10,264,598)
Total				$(21,399,449)
TOTAL FUTURES CONTRACTS				$(8,012,669)

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2018, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)
3 month KWCDC	2.000%	MS & Co. Int. PLC	03/21/20	KRW 583,560,210	$269,156	$56,217	$212,939

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date		Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M STIBOR(a)	0.050%(b)	06/15/18	SEK	4,927,610		$1,020,209	$573,507	$446,702
3M STIBOR(a)	0.330(b)	09/15/18		5,993,640		(849,338)	217,356	(1,066,694)
6 month WIBOR(c)	3.048(b)	06/17/19	PLN	285,790		2,830,779	545,010	2,285,769
3.045%(b)	6 month WIBOR(c)	06/17/19		285,790		(2,826,921)	177	(2,827,098)
6 month GBP(b)	0.900	06/20/19	GBP	473,720	(d)	465,008	115,549	349,459
6 month CDOR(c)	1.750	06/20/19	CAD	805,550	(d)	(2,090,359)	(1,753,892)	(336,467)
3 month LIBOR(e)	2.100	06/20/19	$	506,260	(d)	38,926	(206,217)	245,143
3M STIBOR(a)	0.100(b)	06/29/19		5,303,860		1,297,285	(9,852,081)	11,149,366
3 month LIBOR(e)	2.206	09/04/19	$	3,532,040	(d)	497,029	(218,817)	715,846
Mexico Interbank TIIE 28 Days(f)	7.600	06/17/20	MXN	335,850	(d)	36,976	(14,694)	51,670
6 month CDOR(c)	1.750	06/20/20	CAD	432,910	(d)	(3,328,940)	(3,241,653)	(87,287)
0.100(b)	3 month STIBOR(a)	06/20/20	SEK	2,770,310	(d)	(1,259,509)	(1,028,400)	(231,109)
2.250(c)	6 month AUDOR	06/20/20	AUD	465,720	(d)	(1,202,896)	(994,823)	(208,073)
3M LIBOR(c)	2.139(c)	11/20/20	$	2,448,190	(d)	(27,441,272)	(2,318,682)	(25,122,590)
0.250(b)	3 month STIBOR(a)	06/20/21	SEK	2,934,810	(d)	(1,088,155)	(390,017)	(698,138)
6M EURO(c)	0.350(b)	12/16/21	EUR	992,680	(d)	(2,161,465)	(7,222,205)	5,060,740
0.500(b)	3 month STIBOR(a)	12/16/21	SEK	7,997,860	(d)	2,015,892	2,110,290	(94,398)
6 month EURO(c)	0.750(b)	02/17/22	EUR	465,020	(d)	2,794,316	618,506	2,175,810
0.500(b)	3 month STIBOR(a)	06/20/22	SEK	2,848,070	(d)	(1,770,963)	(642,318)	(1,128,645)
2.028%(c)	6M CDOR	07/18/22		535,390	(d)	(5,538,077)	(10,130,947)	4,592,870
2.510(b)	6M WIBOR(c)	12/20/22	PLN	437,750		(1,255,378)	(517,467)	(737,911)
6 month EURO(c)	0.850(b)	02/10/23	EUR	677,750	(d)	4,630,687	(1,378,706)	6,009,393
2.750(c)	3 month LIBOR(a)	02/20/23	$	215,430	(d)	233,375	387,847	(154,472)
2.550(b)	6 month WIBOR(c)	03/21/23	PLN	736,050		(1,994,847)	460,640	(2,455,487)
6 month EURO(c)	0.250(b)	06/20/23	EUR	753,610	(d)	(8,117,309)	(18,999,708)	10,882,399
3 month LIBOR(a)	2.000(c)	06/20/23	$	18,200	(d)	(619,413)	(662,364)	42,951
6 month CDOR(c)	2.000	06/20/23	CAD	284,960	(d)	(4,358,571)	(5,224,523)	865,952
2.000(c)	3 month NIBOR(b)	06/20/23	NOK	421,710	(d)	(118,452)	139,650	(258,102)
0.500(b)	3 month STIBOR(a)	06/20/23	SEK	5,477,300	(d)	2,324,465	5,808,230	(3,483,765)
2.500(c)	6 month AUDOR	06/20/23	AUD	268,790	(d)	395,278	1,360,745	(965,467)
0.250(b)	6 month EURO(c)	06/20/23	EUR	20,920	(d)	225,334	386,297	(160,963)
2.851(c)	3 month LIBOR(a)	09/04/23	$	1,103,100	(d)	(5,319,038)	698,126	(6,017,164)
2.275(c)	3M LIBOR(a)	11/20/23		1,089,280	(d)	24,742,778	1,372,995	23,369,783
6M GBP(c)	1.200	11/21/23	GBP	722,080	(d)	(11,750,802)	(5,101,705)	(6,649,097)
2.882%(c)	3 month LIBOR(a)	02/28/25	$	189,980	(d)	(1,562,756)	(498,811)	(1,063,945)
0.500(b)	6 month EURO(c)	06/20/25	EUR	11,000	(d)	185,328	320,289	(134,961)

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date		Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M EURO(c)	1.330%(b)	01/12/27		176,350		$(501,789)	$(2,141,806)	$1,640,017
6M GBP(c)	1.600	03/16/27	GBP	319,730		(406,729)	(32,143,446)	31,736,717
6M EURO(c)	1.600(b)	10/25/27	EUR	39,430	(d)	196,356	(2,125,152)	2,321,508
2.000(b)	3 month STIBOR(a)	10/25/27	SEK	271,410	(d)	(173,798)	(2,298,749)	2,124,951
2.000(b)	3 month STIBOR(a)	11/02/27		991,670	(d)	(612,891)	41,164	(654,055)
6M EURO(c)	1.500(b)	12/19/27	EUR	179,910	(d)	(431,428)	691,894	(1,123,322)
3M LIBOR(a)	2.750(c)	12/21/27	$	155,980	(d)	(670,621)	(1,746,954)	1,076,333
3.500(c)	6M AUDOR	12/21/27	AUD	163,090		(1,921,156)	(2,188,769)	267,613
8.645(a)	3 month JIBAR	01/19/28	ZAR	217,180	(d)	(176,418)	271	(176,689)
8.660(a)	3 month JIBAR	01/19/28		108,590	(d)	(92,194)	135	(92,329)
8.570(a)	3 month JIBAR	01/22/28		110,640	(d)	(68,962)	140	(69,102)
8.590(a)	3 month JIBAR	01/22/28		215,130	(d)	(144,612)	271	(144,883)
8.560(a)	3 month JIBAR	02/15/28		147,320	(d)	(83,294)	193	(83,487)
8.585(a)	3 month JIBAR	02/15/28		117,850	(d)	(73,795)	154	(73,949)
8.620(a)	3 month JIBAR	02/15/28		235,700	(d)	(167,643)	308	(167,951)
8.520(a)	3 month JIBAR	02/16/28		152,220	(d)	(71,116)	199	(71,315)
8.400(a)	3 month JIBAR	02/21/28		296,890	(d)	(50,065)	387	(50,452)
6 month EURO(c)	1.000(b)	06/20/28	EUR	240,180	(d)	(221,972)	(4,379,083)	4,157,111
3 month LIBOR(a)	2.250(c)	06/20/28	$	1,440	(d)	(69,104)	(81,722)	12,618
6 month CDOR(c)	2.250	06/20/28	CAD	401,750	(d)	(7,908,551)	(9,918,786)	2,010,235
2.250(c)	3 month LIBOR(a)	06/20/28	$	21,100	(d)	1,012,573	1,276,057	(263,484)
1.500(b)	3 month STIBOR(a)	06/20/28	SEK	595,000	(d)	(1,653,371)	(628,483)	(1,024,888)
3.000(c)	6 month AUDOR	06/20/28	AUD	170,510	(d)	(1,887,175)	(203,373)	(1,683,802)
1.000(b)	6 month EURO(c)	06/20/28	EUR	12,630	(d)	11,672	229,281	(217,609)
1.250(c)	6 month GBP	06/20/28	GBP	43,130	(d)	1,540,669	2,198,430	(657,761)
6 month CHFOR(c)	1.000(b)	06/21/28	CHF	34,040	(d)	123,569	165,925	(42,356)
4.000(c)	3 month NZDOR(a)	06/21/28	NZD	65,210	(d)	(770,800)	(174,942)	(595,858)
3 month NIBOR(c)	3.000(b)	06/21/28	NOK	560,420	(d)	1,202,678	689,699	512,979
1.400(c)	6M GBP	11/21/28	GBP	436,300	(d)	8,849,491	5,748,566	3,100,925
1.940(c)	6M GBP	01/11/32		168,990		(2,487,960)	(1,486,640)	(1,001,320)
1.500(c)	6 month GBP	06/20/33		128,970	(d)	1,825,174	5,352,958	(3,527,784)
1.750(c)	6M GBP	03/17/37		261,280		(2,732,641)	(20,475,395)	17,742,754
3 month LIBOR(a)	2.750(c)	06/16/37	$	91,870	(d)	(1,288,761)	(2,087,298)	798,537
1.750(c)	6M GBP	12/14/37	GBP	78,960	(d)	(904,660)	(774,907)	(129,753)
1.750(c)	6M GBP	06/14/38		72,220	(d)	(898,618)	(857,872)	(40,746)
1.500(b)	6 month EURO(c)	06/20/38	EUR	134,910	(d)	(1,148,803)	2,903,262	(4,052,065)
3 month LIBOR(a)	2.500(c)	06/17/47	$	138,140	(d)	(2,032,440)	(3,004,009)	971,569
1.750(b)	6 month EURO(c)	06/16/48	EUR	49,260	(d)	(690,795)	(262,819)	(427,976)
2.500(c)	3 month LIBOR(a)	06/20/48	$	3,900	(d)	271,745	372,462	(100,717)
6M CDOR(c)	2.540	07/18/48		80,830	(d)	1,065,355	(1,554,022)	2,619,377
TOTAL						$(55,163,676)	$(124,145,287)	$68,981,611

(a)	Payments made at the termination date.
(b)	Payments made annually.
(c)	Payments made quarterly.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

(d)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2018.
(e)	Payments made semi-annually.
(f)	Payments made monthly.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund(a)	Credit Spread at March 31, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.375%	Barclays Bank PLC	06/20/21	$ 10,330	$(204,289)	$30,160	$(234,449)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.136	Barclays Bank PLC	03/20/19	98,670	(863,810)	(64,020)	(799,790)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.136	BoA Securities LLC	03/20/19	13,180	(115,384)	(4,822)	(110,562)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.136	Citibank NA	03/20/19	518,290	(4,537,386)	(497,622)	(4,039,764)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.136	Citibank NA	06/20/19	1,072,530	(11,681,926)	(1,403,920)	(10,278,006)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.375	Citibank NA	06/20/21	2,060	(40,739)	12,917	(53,656)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.375	Deutsche Bank AG	06/20/21	11,160	(220,703)	27,275	(247,978)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.136	JPMorgan Securities, Inc.	06/20/19	24,020	(261,625)	(34,368)	(227,257)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.136	JPMorgan Securities, Inc.	03/20/19	66,660	(583,577)	(60,723)	(522,854)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.375	JPMorgan Securities, Inc.	06/20/21	3,640	(71,986)	12,191	(84,177)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.375	UBS AG (London)	06/20/21	5,910	(116,877)	19,203	(136,080)
TOTAL						$(18,698,302)	$(1,963,729)	$(16,734,573)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2018(b)	Termination Date		Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
CDX.EM Index 29	(1.000)%	1.370%	06/20/23	$	796,537	$13,719,216	$16,072,309	$(2,353,093)
CDX.NA.IG Index 30	(1.000)	0.655	06/20/23		242,850	(4,105,911)	(4,244,926)	139,015
CDX.NA.IG Index 30	(1.000)	1.083	06/20/28		70,650	458,982	312,375	146,607
Markit iTraxx Europe Index 29	(1.000)	0.598	06/20/23	EUR	39,550	(1,034,632)	(1,054,220)	19,588
CDX.NA.HY Index 30	(5.000)	3.606	06/20/23	$	337,000	(20,927,202)	(20,697,648)	(229,554)
TOTAL						$(11,889,547)	$(9,612,110)	$(2,277,437)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund#	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	1M LIBOR	CS International (London)	01/12/38	16,021	$182,368	$24,066	$158,302
Markit MBX Ginnie-Mae Index, 30 yr Fixed Rate, 4.500%, Series 10	1M LIBOR	JPMorgan Securities, Inc.	01/12/41	16,189	(34,621)	45,175	(79,796)
TOTAL					$147,747	$69,241	$78,506

#	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

PURCHASED OPTIONS CONTRACTS — At March 31, 2018, the Fund had the following written and purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Eurodollar Futures	$98.00	06/15/2018	1,591	$3,977,500	$2,704,700	$441,105	$2,263,595

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description		Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
2Y IRS	BoA Securities LLC	2.350%	03/30/2020	102,400,000	$102,400,000	$414,822	$427,604	$(12,782)
2Y IRS	Citibank NA	2.250	03/30/2020	121,900,000	121,900,000	421,962	421,962	—
				224,300,000	$224,300,000	$836,784	$849,566	$(12,782)
Puts
1Y IRS	Citibank NA	2.450	01/23/2019	126,200,000	126,200,000	1,115,318	1,416,245	(300,927)
1Y IRS	Citibank NA	2.400	01/25/2019	126,500,000	126,500,000	998,882	1,293,111	(294,229)
1Y IRS	Citibank NA	2.750	02/12/2019	63,800,000	63,800,000	1,187,835	1,084,600	103,235
1Y IRS	Citibank NA	2.750	02/13/2019	121,500,000	121,500,000	2,268,320	2,126,250	142,070
1Y IRS	BoA Securities LLC	2.750	03/04/2019	64,800,000	64,800,000	1,245,449	1,051,200	194,249
	JPMorgan
1Y IRS	Securities, Inc.	2.750	03/06/2019	54,900,000	54,900,000	1,060,613	915,000	145,613
OTC – 2Y IRS	Citibank NA	2.450	03/23/2020	132,400,000	132,400,000	608,987	501,956	107,031
2Y IRS	Citibank NA	2.450	03/26/2020	113,300,000	113,300,000	524,160	454,445	69,715
1Y IRS	Citibank NA	2.500	01/22/2019	70,000,000	70,000,000	697,529	793,333	(95,804)
Total Over-the-Counter Interest Rate Swaptions				873,400,000	$873,400,000	$9,707,093	$9,636,140	$70,953
Total Purchased option contracts				1,097,700,000	$1,097,700,000	$10,543,877	$10,485,706	$58,171
Total Purchased options contracts				1,097,701,591	$1,101,677,500	$13,248,577	$13,190,406	$2,321,766
Written option contracts
Calls
2Y IRS	Citibank NA	2.338%	03/30/2020	(26,800,000)	(26,800,000)	(422,100)	(422,100)	—
2Y IRS	BoA Securities LLC	2.453	03/30/2020	(22,500,000)	(22,500,000)	(424,717)	(427,500)	2,783
				(49,300,000)	$(49,300,000)	$(846,817)	$(849,600)	$2,783
Puts
1Y IRS	BoA Securities LLC	2.795	03/04/2019	(28,800,000)	(28,800,000)	(1,340,484)	(1,051,200)	(289,284)
1Y IRS	JPMorgan Securities, Inc.	2.793	03/06/2019	(24,400,000)	(24,400,000)	(1,135,039)	(915,000)	(220,039)
2Y IRS	Citibank NA	2.528	03/23/2020	(29,100,000)	(29,100,000)	(607,928)	(501,975)	(105,953)
2Y IRS	Citibank NA	2.530	03/26/2020	(24,900,000)	(24,900,000)	(523,834)	(454,425)	(69,409)
1Y IRS	Citibank NA	2.545	01/22/2019	(31,100,000)	(31,100,000)	(731,217)	(793,050)	61,833
1Y IRS	Citibank NA	2.503	01/23/2019	(56,100,000)	(56,100,000)	(1,184,983)	(1,416,525)	231,542
1Y IRS	Citibank NA	2.449	01/25/2019	(56,200,000)	(56,200,000)	(1,042,797)	(1,292,600)	249,803
1Y IRS	Citibank NA	2.790	02/12/2019	(28,400,000)	(28,400,000)	(1,267,163)	(1,086,300)	(180,863)
1Y IRS	Citibank NA	2.799	02/13/2019	(54,000,000)	(54,000,000)	(2,463,275)	(2,126,250)	(337,025)
				(333,000,000)	$(333,000,000)	$(10,296,720)	$(9,637,325)	$(659,395)
Total Written option contracts				(382,300,000)	$(382,300,000)	$(11,143,537)	$(10,486,925)	$(656,612)
TOTAL				715,400,000	$715,400,000	$(599,660)	$(1,219)	$(598,441)

Abbreviations:
1Y IRS	—1 Year Interest Rate Swaptions
2Y IRS	—2 Year Interest Rate Swaptions
BoA Securities LLC	—Bank of America Securities LLC
CDX.EM Index 29	—CDX Emerging Markets Index 29
CDX.NA.HY Index 30	—CDX North America High Yield Index 30
CDX.NA.IG Index 30	—CDX North America Investment Grade Index 30
CS International (London)	—Credit Suisse International (London)
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2018

	Bond Fund	Core Fixed Income Fund	Global Income Fund	Strategic Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $584,597,135, $1,052,953,397, $712,312,100 and $4,237,542,467)	$581,647,231	$1,052,624,937	$735,057,083	$4,284,503,877
Investments of affiliated issuers, at value (cost $9,604,453, $52,662, $17,800,265 and $76,642,913)	9,604,453	52,662	17,800,265	64,349,376
Purchased options (cost $435,811, $ 11,090, $415,867, $10,926,811)	489,688	68,000	511,041	13,248,577
Cash	8,498,955	5,006,391	14,416,864	20,070,182
Foreign currencies, at value (cost $130,053, $166,941, $822,519 and $3,644,117, respectively)	123,959	163,444	856,922	3,489,428
Unrealized gain on swap contracts	16,219	—	27,488	371,241
Unrealized gain on forward foreign currency exchange contracts	1,463,409	500,005	1,536,260	27,250,028
Variation margin on futures contracts	213	—	—	—
Variation margin on swaps contracts	88,823	82,606	110,830	—
Receivables:
Investments sold on an extended-settlement basis	39,080,063	64,123,822	13,473,312	27,423,257
Investments sold	11,394,486	7,436,131	12,211,811	214,893,798
Collateral on certain derivative contracts(a)	11,589,522	2,725,904	21,625,619	282,014,125
Interest	2,792,962	5,049,431	3,908,936	35,736,670
Fund shares sold	446,335	260,032	1,007,753	1,220,943
Upfront payments made on swap contracts	49,825	—	54,807	227,204
Reimbursement from Investment Adviser	12,525	—	27,458	—
Due from broker	—	294,409	—	—
Other assets	40,474	51,358	37,030	83,085
Total assets	667,339,142	1,138,439,132	822,663,479	4,974,881,791

Liabilities:
Unrealized loss on swap contracts	330,960	—	306,645	16,814,369
Unrealized loss on forward foreign currency exchange contracts	2,032,068	1,085,359	3,858,735	43,491,650
Variation margin on futures contracts	—	31,674	6,865	1,599,936
Variation margin on swaps contracts	—	—	—	19,329
Written option contracts, at value (premium received $415,512, $0, $395,112 and $10,486,925, respectively)	439,003	—	414,230	11,143,537
Forward sale contracts, at value (proceeds received $3,110,625, $9,005,156, $0 and $0, respectively)	3,116,641	9,038,554	—	—
Payables:
Investments purchased on an extended — settlement basis	93,929,943	135,850,064	59,880,434	49,539,625
Investments purchased	4,474,400	8,345,458	10,347,533	204,113,627
Fund shares redeemed	1,670,835	1,399,495	852,150	7,981,315
Management fees	194,377	327,040	405,449	2,153,457
Distribution and Service fees and Transfer Agency fees	93,060	66,231	62,872	511,878
Due to broker — upfront payment	88,872	67,998	91,951	71,091
Income distribution	60,562	34,733	31,388	—
Upfront payments received on swap contracts	22,350	—	198,502	2,065,475
Interest Payable Short Position	13,065	—	—	—
Accrued expenses	242,142	215,067	249,948	340,690
Total liabilities	106,708,278	156,461,673	76,706,702	339,845,979

Net Assets:
Paid-in capital	577,100,559	992,632,821	750,483,468	6,702,202,944
Undistributed (distributions in excess of) net investment income	(1,319,272)	5,130,882	(17,034,231)	(148,951,984)
Accumulated net realized loss	(12,917,621)	(16,620,055)	(10,402,826)	(1,980,483,722)
Net unrealized gain (loss)	(2,232,802)	833,811	22,910,366	62,268,574
NET ASSETS	$560,630,864	$981,977,459	$745,956,777	$4,635,035,812
Net Assets:
Class A	$101,230,681	$62,399,388	$78,752,093	$311,145,638
Class C	14,476,132	9,817,223	12,984,418	252,929,100
Institutional	314,927,537	850,477,370	321,020,863	3,849,087,545
Service	410,340	1,035,220	1,798,736	—
Investor	36,266,768	45,129,345	62,987,755	189,884,494
Class R	22,969,852	4,637,003	—	7,360,628
Class R6	70,349,554	8,481,910	268,412,912	24,628,407
Total Net Assets	$560,630,864	$981,977,459	$745,956,777	$4,635,035,812
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	10,170,517	6,097,302	6,469,386	32,606,197
Class C	1,455,435	954,499	1,075,408	26,575,141
Institutional	31,652,945	82,779,430	26,414,729	403,015,644
Service	41,241	100,720	148,821	—
Investor	3,656,113	4,406,734	5,192,296	19,890,033
Class R	2,310,540	452,875	—	772,575
Class R6	7,071,412	824,713	22,081,932	2,579,600
Net asset value, offering and redemption price per share:(b)
Class A	$9.95	$10.23	$12.17	$9.54
Class C	9.95	10.29	12.07	9.52
Institutional	9.95	10.27	12.15	9.55
Service	9.95	10.28	12.09	—
Investor	9.92	10.24	12.13	9.55
Class R	9.94	10.24	—	9.53
Class R6	9.95	10.28	12.16	9.55

(a)	Segregated for initial Margin and/or collateral as follows:

Fund	Forward Foreign Currencies	Futures	Swaps
Bond	$8,390,000	$300,000	$2,899,522
Core Fixed Income	$—	$31,865	$2,694,039
Global Income	$17,540,000	$1,249,564	$2,836,055
Strategic Income	$162,360,000	$1,653,203	$118,000,922

(b)	Maximum public offering price per share for Class A Shares of the Bond, Core Fixed Income, Global Income and Strategic Income Funds is $10.34, $10.63, $12.64 and $9.91, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2018

	Bond Fund	Core Fixed Income Fund	Global Income Fund	Strategic Income Fund
Investment income:
Interest (net of foreign withholding taxes of $0, $48, $21,153, $0)	$16,913,179	$26,448,159	$14,346,802	$172,322,018
Dividends — unaffiliated issuers	22,620	—	—	—
Dividends — affiliated issuers	236,761	260,615	186,071	1,706,771
Total investment income	17,172,560	26,708,774	14,532,873	174,028,789

Expenses:
Management fees	2,575,956	4,031,812	5,284,903	33,986,184
Distribution and Service fees(a)	591,988	358,702	460,620	4,659,413
Custody, accounting and administrative services	445,058	342,530	454,250	938,576
Transfer Agency fees(a)	419,732	539,100	521,434	3,556,088
Professional fees	148,942	133,052	132,623	183,903
Printing and mailing costs	80,981	65,261	173,475	578,610
Registration fees	44,074	40,113	31,317	38,689
Trustee fees	18,989	19,695	19,333	28,908
Service Share fees — Service Plan	2,766	3,189	5,888	—
Service Share fees — Shareholder Administration Plan	2,766	3,189	5,888	—
Prime Broker Fees	23,285	—	51,396	849,334
Other	22,065	41,005	36,883	289,252
Total expenses	4,376,602	5,577,648	7,178,010	45,108,957
Less — expense reductions	(850,671)	(540,878)	(872,030)	(301,038)
Net expenses	3,525,931	5,036,770	6,305,980	44,807,919
NET INVESTMENT INCOME	13,646,629	21,672,004	8,226,893	129,220,870

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(1,437,545)	(2,309,513)	9,701,320	(99,842,111)
Purchased options	(333,678)	41,608	(248,949)	(1,637,877)
Futures contracts	(609,078)	(3,148,812)	1,089,971	38,841,020
Swap contracts	(4,568,683)	(1,728,984)	(4,819,948)	(245,543,392)
Forward foreign currency exchange contracts	(1,218,637)	(3,077,795)	(38,793,530)	(39,677,221)
Foreign currency transactions	(23,574)	33,617	7,891,340	(6,845,997)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(5,191,407)	(5,414,677)	26,568,393	107,613,646
Investments — affiliated issuers	—	—	—	(21,660,964)
Purchased options	53,877	56,910	95,174	2,321,766
Futures contracts	41,379	1,149,715	294,146	(20,851,350)
Written options	(23,491)	—	(19,117)	(656,612)
Swap contracts	834,016	316,335	918,028	70,322,602
Forward foreign currency exchange contracts	972,085	554,266	3,271,665	40,243,705
Foreign currency translation	(5,754)	(2,764)	60,631	3,275
Net realized and unrealized gain (loss)	(11,510,490)	(13,530,094)	6,009,124	(177,369,510)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,136,139	$8,141,910	$14,236,017	$(48,148,640)

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor(b)	Class R	Class R6
Bond	295,500	168,214	128,274	153,660	21,868	136,141	443	57,110	33,351	17,159
Core Fixed Income	228,775	109,586	20,341	118,963	14,246	342,198	510	57,400	5,289	494
Global Income	298,165	162,455	—	155,046	21,119	217,863	942	113,730	—	12,734
Strategic Income	1,173,489	3,444,094	41,830	610,228	447,741	2,130,687	—	345,265	10,876	11,291

(b)	Effective August 15, 2017, Class IR changed its name to Investor.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

		Bond Fund
		For the Fiscal Year Ended March 31, 2018	For the Fiscal Year Ended March 31, 2017
	From operations:
	Net investment income	$13,646,629	$11,214,192
	Net realized gain (loss)	(8,191,195)	(225,352)
	Net change in unrealized gain (loss)	(3,319,295)	(4,644,188)
	Net increase (decrease) in net assets resulting from operations	2,136,139	6,344,652

	Distributions to shareholders:
	From net investment income
	Class A Shares	(2,124,616)	(3,146,864)
	Class C Shares	(197,434)	(351,987)
	Institutional Shares	(7,096,797)	(8,719,337)
	Service Shares	(18,743)	(28,126)
	Investor Shares(a)	(882,919)	(1,269,574)
	Class R Shares	(407,217)	(449,301)
	Class R6 Shares	(1,316,945)	(426,872)
	From net realized gains
	Class A Shares	—	(62,744)
	Class C Shares	—	(11,019)
	Institutional Shares	—	(155,743)
	Service Shares	—	(677)
	Investor Shares(a)	—	(17,345)
	Class R Shares	—	(11,656)
	Class R6 Shares	—	(5,519)
	Return of capital
	Class A Shares	(374,264)	—
	Class C Shares	(34,779)	—
	Institutional Shares	(1,250,145)	—
Service Shares		(3,302)	—
	Investor Shares(a)	(155,532)	—
	Class R Shares	(71,734)	—
	Class R6 Shares	(231,988)	—
	Total distributions to shareholders	(14,166,415)	(14,656,764)

	From share transactions:
	Proceeds from sales of shares	206,702,307	353,168,598
	Reinvestment of distributions	13,261,166	13,507,260
	Proceeds received in connection with in-kind transactions	—	—
	Cost of shares redeemed	(235,157,954)	(246,857,968)
	Net increase (decrease) in net assets resulting from share transactions	(15,194,481)	119,817,890
	TOTAL INCREASE (DECREASE)	(27,224,757)	111,505,778

	Net assets:
	Beginning of year	587,855,621	476,349,843
	End of year	$560,630,864	$587,855,621
	Undistributed (distributions in excess of) net investment income	$(1,319,272)	$(1,018,923)

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Fixed Income Fund		Global Income Fund		Strategic Income Fund
For the Fiscal Year Ended March 31, 2018	For the Fiscal Year Ended March 31, 2017	For the Fiscal Year Ended March 31, 2018	For the Fiscal Year Ended March 31, 2017	For the Fiscal Year Ended March 31, 2018	For the Fiscal Year Ended March 31, 2017

$21,672,004	$21,213,225	$8,226,893	$8,133,052	$129,220,870	$223,740,390
(10,189,879)	2,654,857	(25,179,796)	20,120,534	(354,705,578)	(174,490,813)
(3,340,215)	(11,592,077)	31,188,920	(17,551,664)	177,336,068	469,370,381
8,141,910	12,276,005	14,236,017	10,701,922	(48,148,640)	518,619,958

(2,020,569)	(3,118,825)	(1,950,180)	(1,507,438)	(3,166,962)	(13,196,212)
(159,796)	(263,457)	(147,542)	(42,019)	(1,018,077)	(4,462,360)
(21,767,196)	(19,801,900)	(11,500,248)	(7,839,989)	(43,609,266)	(125,582,619)
(26,080)	(31,897)	(33,170)	(25,907)	—	—
(1,082,715)	(753,238)	(1,700,313)	(705,723)	(2,069,449)	(3,569,204)
(79,323)	(168,039)	—	—	(39,300)	(99,932)
(47,399)	(1,485,696)	(558,140)	(30,091)	(378,424)	(288,381)

—	—	—	(764,512)	—	—
—	—	—	(98,370)	—	—
—	—	—	(2,652,614)	—	—
—	—	—	(13,159)	—	—
—	—	—	(279,622)	—	—
—	—	—	—	—	—
—	—	—	(14,207)	—	—

—	—	—	—	(1,327,576)	(5,369,204)
—	—	—	—	(426,774)	(1,815,621)
—	—	—	—	(18,280,809)	(51,096,385)
—	—	—	—	—	—
—	—	—	—	(867,505)	(1,452,219)
—	—	—	—	(16,474)	(40,660)
—	—	—	—	(158,632)	(117,335)
(25,183,078)	(25,623,052)	(15,889,593)	(13,973,651)	(71,359,248)	(207,090,132)

358,885,599	429,504,518	532,282,325	644,842,488	1,358,352,013	1,926,962,561
24,752,893	25,065,156	15,128,643	13,434,206	61,641,867	173,577,259
—	—	—	—	—	101,387,609
(422,219,246)	(334,556,752)	(689,751,785)	(563,821,836)	(4,617,932,601)	(8,279,090,939)
(38,580,754)	120,012,922	(142,340,817)	94,454,858	(3,197,938,721)	(6,077,163,510)
(55,621,922)	106,665,875	(143,994,393)	91,183,129	(3,317,446,609)	(5,765,633,684)

1,037,599,381	930,933,506	889,951,170	798,768,041	7,952,482,421	13,718,116,105
$981,977,459	$1,037,599,381	$745,956,777	$889,951,170	$4,635,035,812	$7,952,482,421
$5,130,882	$8,830,171	$(17,034,231)	$10,113,567	$(148,951,984)	$(99,542,210)

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS BOND FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2018 - A	$10.14	$0.21	$(0.19)	$0.02	$(0.18)	$—	$(0.03)	$(0.21)
2018 - C	10.14	0.13	(0.18)	(0.05)	(0.12)	—	(0.02)	(0.14)
2018 - Institutional	10.14	0.24	(0.18)	0.06	(0.21)	—	(0.04)	(0.25)
2018 - Service	10.14	0.19	(0.18)	0.01	(0.17)	—	(0.03)	(0.20)
2018 - Investor(d)	10.11	0.23	(0.18)	0.05	(0.20)	—	(0.04)	(0.24)
2018 - R	10.13	0.18	(0.18)	—	(0.16)	—	(0.03)	(0.19)
2018 - R6	10.14	0.24	(0.18)	0.06	(0.22)	—	(0.03)	(0.25)
2017 - A	10.28	0.19	(0.07)	0.12	(0.25)	(0.01)	—	(0.26)
2017 - C	10.27	0.11	(0.05)	0.06	(0.18)	(0.01)	—	(0.19)
2017 - Institutional	10.28	0.23	(0.07)	0.16	(0.29)	(0.01)	—	(0.30)
2017 - Service	10.28	0.17	(0.06)	0.11	(0.24)	(0.01)	—	(0.25)
2017 - Investor(d)	10.25	0.22	(0.07)	0.15	(0.28)	(0.01)	—	(0.29)
2017 - R	10.27	0.16	(0.06)	0.10	(0.23)	(0.01)	—	(0.24)
2017 - R6	10.28	0.23	(0.07)	0.16	(0.29)	(0.01)	—	(0.30)
2016 - A	10.44	0.21	(0.03)	0.18	(0.34)	— (e)	—	(0.34)
2016 - C	10.44	0.13	(0.03)	0.10	(0.27)	— (e)	—	(0.27)
2016 - Institutional	10.44	0.24	(0.02)	0.22	(0.38)	— (e)	—	(0.38)
2016 - Service	10.44	0.18	(0.01)	0.17	(0.33)	— (e)	—	(0.33)
2016 - Investor(d)	10.40	0.23	(0.01)	0.22	(0.37)	— (e)	—	(0.37)
2016 - R	10.43	0.18	(0.02)	0.16	(0.32)	— (e)	—	(0.32)
2016 - R6 (Commenced July 31, 2015)	10.33	0.16	0.08	0.24	(0.29)	— (e)	—	(0.29)
2015 - A	10.42	0.17	0.25	0.42	(0.24)	(0.16)	—	(0.40)
2015 - C	10.41	0.10	0.25	0.35	(0.16)	(0.16)	—	(0.32)
2015 - Institutional	10.42	0.22	0.24	0.46	(0.28)	(0.16)	—	(0.44)
2015 - Service	10.42	0.17	0.24	0.41	(0.23)	(0.16)	—	(0.39)
2015 - Investor(d)	10.38	0.19	0.26	0.45	(0.27)	(0.16)	—	(0.43)
2015 - R	10.41	0.15	0.25	0.40	(0.22)	(0.16)	—	(0.38)
2014 - A	10.57	0.22	(0.09)	0.13	(0.28)	—	—	(0.28)
2014 - C	10.57	0.15	(0.11)	0.04	(0.20)	—	—	(0.20)
2014 - Institutional	10.57	0.26	(0.09)	0.17	(0.32)	—	—	(0.32)
2014 - Service	10.57	0.21	(0.10)	0.11	(0.26)	—	—	(0.26)
2014 - Investor(d)	10.54	0.25	(0.11)	0.14	(0.30)	—	—	(0.30)
2014 - R	10.57	0.19	(0.10)	0.09	(0.25)	—	—	(0.25)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor.
(e)	Rounds to less than $0.01 per share.
(f)	Annualized.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.95	0.22%	$101,231	0.79%		0.93%		2.03%		372%
9.95	(0.53)	14,476	1.54		1.68		1.29		372
9.95	0.56	314,928	0.45		0.59		2.37		372
9.95	0.06	410	0.95		1.09		1.87		372
9.92	0.47	36,267	0.54		0.68		2.27		372
9.94	(0.03)	22,970	1.04		1.18		1.78		372
9.95	0.58	70,350	0.44		0.58		2.37		372
10.14	1.15	117,249	0.78		0.97		1.87		517
10.14	0.50	19,081	1.53		1.72		1.10		517
10.14	1.50	329,358	0.44		0.63		2.19		517
10.14	0.99	1,293	0.94		1.13		1.69		517
10.11	1.40	44,207	0.53		0.72		2.12		517
10.13	0.90	25,639	1.03		1.22		1.58		517
10.14	1.51	51,028	0.43		0.60		2.24		517
10.28	1.83	129,351	0.78		1.00		2.00		588
10.27	0.98	17,254	1.53		1.75		1.25		588
10.28	2.18	279,435	0.44		0.66		2.33		588
10.28	1.68	1,119	0.94		1.17		1.74		588
10.25	2.18	39,939	0.53		0.75		2.23		588
10.27	1.58	9,241	1.03		1.26		1.77		588
10.28	2.42	10	0.47	(f)	0.69	(f)	2.37	(f)	588
10.44	4.09	106,694	0.80		1.06		1.64		454
10.44	3.41	11,813	1.56		1.82		0.97		454
10.44	4.45	302,035	0.47		0.73		2.06		454
10.44	3.94	15	0.96		1.23		1.61		454
10.40	4.36	24,680	0.54		0.80		1.80		454
10.43	3.84	363	1.06		1.33		1.47		454
10.42	1.27	34,403	0.84		1.06		2.15		580
10.41	0.42	7,298	1.59		1.81		1.40		580
10.42	1.62	207,604	0.50		0.71		2.46		580
10.42	1.12	14	1.00		1.22		2.01		580
10.38	1.42	3,808	0.59		0.81		2.41		580
10.41	0.92	133	1.09		1.29		1.83		580

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2018 - A	$10.40	$0.19	$(0.13)	$0.06	$(0.23)
2018 - C	10.46	0.11	(0.13)	(0.02)	(0.15)
2018 - Institutional	10.45	0.23	(0.14)	0.09	(0.27)
2018 - Service	10.45	0.18	(0.14)	0.04	(0.21)
2018 - Investor(d)	10.41	0.22	(0.13)	0.09	(0.26)
2018 - R	10.41	0.17	(0.14)	0.03	(0.20)
2018 - R6	10.45	0.26	(0.16)	0.10	(0.27)
2017 - A	10.53	0.19	(0.09)	0.10	(0.23)
2017 - C	10.59	0.11	(0.09)	0.02	(0.15)
2017 - Institutional	10.57	0.22	(0.07)	0.15	(0.27)
2017 - Service	10.58	0.17	(0.09)	0.08	(0.21)
2017 - Investor(d)	10.54	0.21	(0.08)	0.13	(0.26)
2017 - R	10.54	0.16	(0.09)	0.07	(0.20)
2017 - R6	10.57	0.23	(0.08)	0.15	(0.27)
2016 - A	10.64	0.21	(0.07)	0.14	(0.25)
2016 - C	10.69	0.13	(0.06)	0.07	(0.17)
2016 - Institutional	10.68	0.24	(0.06)	0.18	(0.29)
2016 - Service	10.69	0.19	(0.07)	0.12	(0.23)
2016 - Investor(d)	10.65	0.23	(0.06)	0.17	(0.28)
2016 - R	10.65	0.19	(0.08)	0.11	(0.22)
2016 - R6 (Commenced July 31, 2015)	10.52	0.16	0.08	0.24	(0.19)
2015 - A	10.38	0.20	0.29	0.49	(0.23)
2015 - C	10.43	0.12	0.29	0.41	(0.15)
2015 - Institutional	10.42	0.23	0.30	0.53	(0.27)
2015 - Service	10.43	0.18	0.30	0.48	(0.22)
2015 - Investor(d)	10.39	0.22	0.30	0.52	(0.26)
2015 - R	10.39	0.17	0.30	0.47	(0.21)
2014 - A	10.61	0.19	(0.18)	0.01	(0.24)
2014 - C	10.67	0.11	(0.19)	(0.08)	(0.16)
2014 - Institutional	10.65	0.22	(0.17)	0.05	(0.28)
2014 - Service	10.66	0.15	(0.16)	(0.01)	(0.22)
2014 - Investor(d)	10.62	0.21	(0.17)	0.04	(0.27)
2014 - R	10.62	0.16	(0.18)	(0.02)	(0.21)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor.
(e)	Annualized.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.23	0.56%	$62,399	0.79%		0.84%		1.82%		273%
10.29	(0.18)	9,817	1.54		1.59		1.09		273
10.27	0.81	850,477	0.45		0.50		2.20		273
10.28	0.41	1,035	0.95		1.00		1.68		273
10.24	0.81	45,129	0.54		0.59		2.11		273
10.24	0.31	4,637	1.04		1.09		1.63		273
10.28	0.92	8,482	0.43		0.47		2.50		273
10.40	0.94	148,548	0.79		0.84		1.77		363
10.46	0.20	15,714	1.54		1.59		1.02		363
10.45	1.38	776,135	0.44		0.50		2.11		363
10.45	0.79	1,522	0.94		1.00		1.61		363
10.41	1.19	38,620	0.53		0.59		2.01		363
10.41	0.69	944	1.03		1.10		1.50		363
10.45	1.40	56,117	0.42		0.48		2.13		363
10.53	1.35	142,299	0.78		0.85		1.98		450
10.59	0.69	18,124	1.53		1.60		1.23		450
10.57	1.69	697,260	0.44		0.51		2.31		450
10.58	1.19	1,578	0.94		1.01		1.82		450
10.54	1.60	5,058	0.53		0.60		2.23		450
10.54	1.09	9,524	1.03		1.11		1.79		450
10.57	2.34	57,091	0.43	(e)	0.49	(e)	2.36	(e)	450
10.64	4.77	150,677	0.83		0.85		1.86		388
10.69	3.98	19,477	1.58		1.60		1.12		388
10.68	5.11	758,542	0.49		0.51		2.21		388
10.69	4.59	1,882	0.99		1.01		1.71		388
10.65	5.03	5,054	0.56		0.60		2.10		388
10.65	4.51	1,126	1.07		1.10		1.60		388
10.38	0.12	134,288	0.83		0.83		1.80		516
10.43	(0.71)	20,262	1.58		1.58		1.05		516
10.42	0.47	895,504	0.49		0.49		2.13		516
10.43	(0.03)	1,837	0.98		0.98		1.40		516
10.39	0.37	1,374	0.58		0.58		2.03		516
10.39	(0.13)	557	1.08		1.08		1.54		516

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2018 - A	$12.21	$0.09		$0.08	$0.17	$(0.21)	$—	$(0.21)
2018 - C	12.11	0.01		0.07	0.08	(0.12)	—	(0.12)
2018 - Institutional	12.19	0.13		0.08	0.21	(0.25)	—	(0.25)
2018 - Service	12.12	0.07		0.09	0.16	(0.19)	—	(0.19)
2018 - Investor(d)	12.17	0.12		0.08	0.20	(0.24)	—	(0.24)
2018 - R6	12.19	0.15		0.07	0.22	(0.25)	—	(0.25)
2017 - A	12.24	0.09		0.05	0.14	(0.12)	(0.05)	(0.17)
2017 - C	12.14	—	(e)	0.05	0.05	(0.03)	(0.05)	(0.08)
2017 - Institutional	12.22	0.13		0.05	0.18	(0.16)	(0.05)	(0.21)
2017 - Service	12.16	0.07		0.04	0.11	(0.10)	(0.05)	(0.15)
2017 - Investor(d)	12.20	0.11		0.06	0.17	(0.15)	(0.05)	(0.20)
2017 - R6	12.22	0.11		0.07	0.18	(0.16)	(0.05)	(0.21)
2016 - A	12.76	0.13		0.07	0.20	(0.71)	(0.01)	(0.72)
2016 - C	12.67	0.04		0.05	0.09	(0.61)	(0.01)	(0.62)
2016 - Institutional	12.74	0.17		0.07	0.24	(0.75)	(0.01)	(0.76)
2016 - Service	12.71	0.09		0.05	0.14	(0.68)	(0.01)	(0.69)
2016 - Investor(d)	12.72	0.16		0.07	0.23	(0.74)	(0.01)	(0.75)
2016 - R6 (Commenced July 31, 2015)	12.55	0.09		0.26	0.35	(0.67)	(0.01)	(0.68)
2015 - A	12.70	0.16		0.50	0.66	(0.31)	(0.29)	(0.60)
2015 - C	12.61	0.06		0.51	0.57	(0.22)	(0.29)	(0.51)
2015 - Institutional	12.68	0.20		0.50	0.70	(0.35)	(0.29)	(0.64)
2015 - Service	12.66	0.14		0.49	0.63	(0.29)	(0.29)	(0.58)
2015 - Investor(d)	12.66	0.15		0.54	0.69	(0.34)	(0.29)	(0.63)
2014 - A	13.20	0.24		0.03	0.27	(0.58)	(0.19)	(0.77)
2014 - C	13.11	0.14		0.03	0.17	(0.48)	(0.19)	(0.67)
2014 - Institutional	13.18	0.28		0.03	0.31	(0.62)	(0.19)	(0.81)
2014 - Service	13.16	0.22		0.03	0.25	(0.56)	(0.19)	(0.75)
2014 - Investor(d)	13.17	0.27		0.02	0.29	(0.61)	(0.19)	(0.80)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$12.17	1.38%	$78,752	1.03%		1.14%		0.76%	172%
12.07	0.68	12,984	1.74		1.89		0.05	172
12.15	1.72	321,021	0.69		0.80		1.08	172
12.09	1.31	1,799	1.19		1.30		0.60	172
12.13	1.63	62,988	0.78		0.89		1.00	172
12.16	1.73	268,413	0.68		0.78		1.25	172
12.21	1.14	136,317	1.03		1.13		0.71	289
12.11	0.42	20,808	1.74		1.88		(0.03)	289
12.19	1.48	627,253	0.69		0.79		1.05	289
12.12	0.90	2,772	1.19		1.29		0.56	289
12.17	1.39	97,332	0.78		0.88		0.90	289
12.19	1.50	5,468	0.67		0.77		0.92	289
12.24	1.67	111,852	1.03		1.15		1.06	261
12.14	0.83	12,653	1.77		1.90		0.31	261
12.22	2.00	639,915	0.69		0.81		1.41	261
12.16	1.23	2,280	1.18		1.29		0.75	261
12.20	1.95	31,548	0.78		0.90		1.26	261
12.22	2.92	520	0.68	(f)	0.79	(f)	1.10 (f)	261
12.76	5.27	64,939	1.03		1.18		1.26	226
12.67	4.53	6,592	1.77		1.93		0.50	226
12.74	5.63	437,007	0.70		0.84		1.60	226
12.71	5.03	358	1.20		1.34		1.12	226
12.72	5.54	10,261	0.77		0.90		1.20	226
12.70	2.16	61,198	1.04		1.20		1.83	288
12.61	1.40	4,688	1.79		1.95		1.08	288
12.68	2.51	426,746	0.70		0.86		2.19	288
12.66	1.98	239	1.20		1.35		1.70	288
12.66	2.34	757	0.79		0.95		2.09	288

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2018 - A	$9.70	$0.17	$(0.25)	$(0.08)	$(0.05)	$(0.03)	$(0.08)
2018 - C	9.71	0.10	(0.26)	(0.16)	(0.02)	(0.01)	(0.03)
2018 - Institutional	9.70	0.20	(0.25)	(0.05)	(0.07)	(0.03)	(0.10)
2018 - Investor(d)	9.70	0.19	(0.24)	(0.05)	(0.07)	(0.03)	(0.10)
2018 - R	9.70	0.14	(0.25)	(0.11)	(0.04)	(0.02)	(0.06)
2018 - R6	9.70	0.21	(0.26)	(0.05)	(0.06)	(0.04)	(0.10)
2017 - A	9.41	0.19	0.26	0.45	(0.11)	(0.05)	(0.16)
2017 - C	9.41	0.12	0.28	0.40	(0.07)	(0.03)	(0.10)
2017 - Institutional	9.41	0.22	0.26	0.48	(0.13)	(0.06)	(0.19)
2017 - Investor(d)	9.41	0.21	0.26	0.47	(0.13)	(0.05)	(0.18)
2017 - R	9.40	0.16	0.28	0.44	(0.10)	(0.04)	(0.14)
2017 - R6	9.41	0.21	0.27	0.48	(0.13)	(0.06)	(0.19)
2016 - A	10.06	0.28	(0.52)	(0.24)	(0.41)	—	(0.41)
2016 - C	10.06	0.21	(0.52)	(0.31)	(0.34)	—	(0.34)
2016 - Institutional	10.06	0.31	(0.52)	(0.21)	(0.44)	—	(0.44)
2016 - Investor(d)	10.06	0.31	(0.53)	(0.22)	(0.43)	—	(0.43)
2016 - R	10.05	0.25	(0.52)	(0.27)	(0.38)	—	(0.38)
2016 - R6 (Commenced July 31, 2015)	10.04	0.20	(0.50)	(0.30)	(0.33)	—	(0.33)
2015 - A	10.64	0.22	(0.51)	(0.29)	(0.29)	— (f)	(0.29)
2015 - C	10.64	0.14	(0.51)	(0.37)	(0.21)	— (f)	(0.21)
2015 - Institutional	10.64	0.25	(0.50)	(0.25)	(0.33)	— (f)	(0.33)
2015 - Investor(d)	10.63	0.24	(0.49)	(0.25)	(0.32)	— (f)	(0.32)
2015 - R	10.63	0.19	(0.51)	(0.32)	(0.26)	— (f)	(0.26)
2014 - A	10.46	0.22	0.21	0.43	(0.25)	—	(0.25)
2014 - C	10.46	0.14	0.21	0.35	(0.17)	—	(0.17)
2014 - Institutional	10.46	0.26	0.21	0.47	(0.29)	—	(0.29)
2014 - Investor(d)	10.46	0.25	0.20	0.45	(0.28)	—	(0.28)
2014 - R	10.45	0.21	0.19	0.40	(0.22)	—	(0.22)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor.
(e)	Annualized.
(f)	Rounds to less than $0.01 per share.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.54	(0.86)%	$311,146	0.95%		0.95%		1.81%		128%
9.52	(1.60)	252,929	1.70		1.70		1.01		128
9.55	(0.49)	3,849,088	0.61		0.61		2.08		128
9.55	(0.56)	189,884	0.70		0.70		2.01		128
9.53	(1.12)	7,361	1.20		1.20		1.46		128
9.55	(0.48)	24,628	0.60		0.60		2.14		128
9.70	4.84	646,435	0.92		0.93		1.96		184
9.71	4.25	448,657	1.60		1.68		1.26		184
9.70	5.19	6,435,385	0.58		0.59		2.31		184
9.70	5.10	345,997	0.67		0.68		2.23		184
9.70	4.71	9,577	1.14		1.18		1.66		184
9.70	5.21	66,431	0.56		0.57		2.18		184
9.41	(2.49)	1,383,885	0.90		0.91		2.83		212
9.41	(3.21)	710,230	1.65		1.66		2.08		212
9.41	(2.16)	11,261,977	0.56		0.57		3.17		212
9.41	(2.24)	332,917	0.65		0.66		3.09		212
9.40	(2.73)	9,399	1.15		1.16		2.58		212
9.41	(3.05)	19,708	0.53	(e)	0.55	(e)	3.19	(e)	212
10.06	(2.78)	2,648,848	0.91		0.91		2.10		188
10.06	(3.51)	1,096,577	1.66		1.66		1.34		188
10.06	(2.45)	18,685,774	0.57		0.57		2.43		188
10.06	(2.44)	684,204	0.66		0.66		2.34		188
10.05	(3.03)	9,418	1.16		1.16		1.85		188
10.64	4.16	3,694,217	0.91		0.91		2.08		302
10.64	3.37	1,017,213	1.66		1.66		1.31		302
10.64	4.51	15,469,529	0.57		0.57		2.44		302
10.63	4.32	71,823	0.66		0.66		2.32		302
10.63	3.90	5,454	1.16		1.16		1.96		302

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Bond and Core Fixed Income	A, C, Institutional, Service, Investor, R and R6	Diversified
Global Income	A, C, Institutional, Service, Investor and R6	Non-diversified
Strategic Income	A, C, Institutional, Investor, R and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R, and Class R6 Shares are not subject to a sales charge. Prior to August 15, 2017, the Investor Shares were known as Class IR Shares.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to each of the Bond, Core Fixed Income and Strategic Income Funds pursuant to management agreements with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Income Fund (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

120

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Bond	Daily/Monthly	Annually
Core Fixed Income	Daily/Monthly	Annually
Global Income	Daily/Monthly	Annually
Strategic Income*	Monthly/Monthly	Annually

*	Prior to May 1, 2017, the Fund’s distributions from net investment income were declared daily and paid monthly.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with the Funds’ Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s and GSAMI’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM and GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM and GSAMI regularly perform price verification procedures and issue challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a

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special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

iii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value

iv.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

v.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions

vi.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

vii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

viii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM and GSAMI to not represent fair value, equity securities are valued at the last bid price for long positions and

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March 31, 2018

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at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures

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contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a

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March 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximate fair value, and are generally classified as Level 2 of the fair value hierarchy.

i.  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of an MRA. The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

When a Fund enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer. If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that a Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to a Fund.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM and GSAMI believe that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM and GSAMI, consistent with their procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM and GSAMI did not develop the unobservable inputs for the valuation of Level 3 Assets and Liabilities.

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C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2018:

BOND

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$130,001,127	$—
Mortgage-Backed Obligations	—	132,571,676	1,093,654
U.S. Treasury Obligations and/or Other U.S. Government Agencies	167,074,179	14,226,818	—
Asset-Backed Securities	—	89,249,262	—
Foreign Debt Obligations	—	9,083,150	—
Structured Notes	—	4,952,254	—
Municipal Debt Obligations	—	7,142,393	—
Investment Company	9,604,453	—	—
Short-term Investments	—	26,252,718	—
Total	$176,678,632	$413,479,398	$1,093,654
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(3,116,641)	$—

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(b)	$—	$1,463,409	$—
Futures Contracts(b)	636,925	—	—
Interest Rate Swap Contracts(b)	—	4,094,512	—
Credit Default Swap Contracts(b)	—	5,877	—
Total Return Swap Contracts(b)	—	6,813	—
Options Purchased	117,300	372,388	—
Total	$754,225	$5,942,999	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(2,032,068)	$—
Futures Contracts(b)	(174,962)	—	—
Interest Rate Swap Contracts(b)	—	(2,959,481)	—
Credit Default Swap Contracts(b)	—	(343,820)	—
Options Written	—	(439,003)	—
Total	$(174,962)	$(5,774,372)	$—

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March 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$259,642,227	$—
Mortgage-Backed Obligations	—	194,379,149	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	278,312,841	54,777,317	—
Asset-Backed Securities	—	136,987,952	—
Foreign Debt Obligations	—	10,691,322	—
Municipal Debt Obligations	—	14,392,016	—
Investment Company	52,662	—	—
Short-term Investments	—	103,442,113	—
Total	$278,365,503	$774,312,096	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(9,038,554)	$—

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(b)	$—	$500,005	$—
Futures Contracts(b)	1,304,212	—	—
Interest Rate Swap Contracts(b)	—	2,343,187	—
Credit Default Swap Contracts(b)	—	2,502	—
Options Purchased	68,000	—	—
Total	$1,372,212	$2,845,694	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(1,085,359)	$—
Futures Contracts	(92,533)	—	—
Interest Rate Swap Contracts	—	(1,812,503)	—
Credit Default Swap Contracts	—	(17,657)	—
Total	$(92,533)	$(2,915,519)	$—

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GLOBAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$232,169,847	$69,496,866	$—
Corporate Obligations	—	179,411,814	—
Asset-Backed Securities	—	148,998,972	—
Mortgage-Backed Obligations	—	95,525,727	—
U.S. Government Agencies	—	6,557,536	—
Municipal Debt Obligation	—	2,896,321	—
Investment Company	17,800,265	—	—
Total	$249,970,112	$502,887,236	$—

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(b)	$—	$1,536,260	$—
Futures Contracts(b)	1,908,406	—	—
Interest Rate Swap Contracts(b)	—	4,109,506	—
Credit Default Swap Contracts(b)	—	35,778	—
Options Purchased	115,600	395,441	—
Total	$2,024,006	$6,076,985	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(3,858,735)	$—
Futures Contracts(b)	(505,918)	—	—
Interest Rate Swap Contracts(b)	—	(2,910,239)	—
Credit Default Swap Contracts(b)	—	(306,645)	—
Options Written	—	(414,230)	—
Total	$(505,918)	$(7,489,849)	$—

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March 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Bank Loans	$—	$91,303,844	$—
Corporate Obligations	—	577,324,067	—
Mortgage-Backed Obligations	—	564,462,376	16,814,927
U.S. Treasury Obligations and/or Other U.S. Government Agencies	17,021,020	13,466,568	—
Asset-Backed Securities	—	1,649,440,396	—
Foreign Debt Obligations	165,326,310	547,855,231	—
Structured Notes	—	103,186,872	—
Municipal Debt Obligations	—	67,498,495	—
Common Stock and/or Other Equity Investments(a)
North America	64,216,133	—	—
Investment Company	133,243	—	—
Short-term Investments	—	470,803,771	—
Total	$246,696,706	$4,085,341,620	$16,814,927

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(b)	$—	$27,250,028	$—
Futures Contracts(b)	14,741,173	—	—
Interest Rate Swap Contracts(b)	—	139,550,036	—
Credit Default Swap Contracts(b)	—	305,210	—
Total Return Swap Contracts(b)	—	158,302	—
Options Purchased	2,704,700	10,543,877	—
Total	$17,445,873	$177,807,453	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(43,491,650)	$—
Futures Contracts(b)	(22,753,842)	—	—
Interest Rate Swap Contracts(b)	—	(70,355,486)	—
Credit Default Swap Contracts(b)	—	(19,317,220)	—
Total Return Swap Contracts(b)	—	(79,796)	—
Options Written	—	(11,143,537)	—
Total	$(22,753,842)	$(144,387,689)	$—

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The following is a reconciliation of Level 3 investments for the period ended March 31, 2018:

	Bank Loans	Collateralized Mortgage Obligations	Corporate Bonds	Other Asset Backed
Beginning Balance as of March 31, 2017	$57,319,558	$52,441,925	$—	$34,550,000
Realized gain (loss)	(17,948,414)	5,364,475	(79,235)	—
Net change in unrealized gain (loss) relating to instruments still held at reporting date	64,485,132	2,629,924	343,582	—
Purchases	480,674	—	—	—
Sales	(91,397,043)	(43,621,396)	(62,394)	(34,550,000)
Amortization	926,957	—	(201,953)	—
Transfers out of Level 3	(13,866,864)	—	—	—
Ending Balance as of March 31, 2018	$—	$16,814,928	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

Transfers of the above instruments into or out of Level 3 can be attributable to changes in the availability of valid pricing sources or in the observability of significant inputs used to measure the fair value of those instruments.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2018. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

BOND
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$5,227,938	(a)	Variation margin on swap contracts; Variation margin on futures contracts; Written options, at value	$(3,573,446)	(a)(b)
Credit	Variation margin on swap contracts	5,877		Variation margin on swap contracts; Payable for unrealized loss on swap contracts	(343,820)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	1,463,409		Payable for unrealized loss on forward foreign currency exchange contracts.	(2,032,068)
Total		$6,697,224			$(5,949,334)

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2018

4. INVESTMENTS IN DERIVATIVES (continued)

CORE FIXED INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on swap contracts; Variation margin on futures contracts; Purchased options, at value	$3,715,399	(a)	Variation margin on swap contracts; Variation margin on futures contracts	$(1,905,036)	(a)
Credit	Variation margin on swap contracts	2,502	(a)	Variation margin on swap contracts	(17,657)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	500,005		Payable for unrealized loss on forward foreign currency exchange contracts	(1,085,359)
Total		$4,217,906			$(3,008,052)

GLOBAL INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on swap contracts; Variation margin on Futures contracts; Purchased options, at value	$6,528,953	(a)	Variation margin on swap contracts; Variation margin on Futures contracts; Written options, at value	$(3,830,387)	(a)(b)
Credit	Variation margin on swap contracts; Receivable for unrealized gain on swap contracts	35,778		Payable for unrealized loss on swap contracts	(306,645)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,536,260		Payable for unrealized loss on forward foreign currency exchange contracts	(3,858,735)
Total		$8,100,991			$(7,995,767)

STRATEGIC INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on swap contracts; Variation margin on futures contracts; Purchased options, at value	$167,698,088		Payable for unrealized loss on swap contracts; Variation margin on swap contracts; Variation margin on futures contracts; Written options, at value	$(104,332,661)
Credit	Variation margin on swap contracts	305,210		Variation margin on swap contracts; Payable for unrealized loss on swap contracts	(19,317,220)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	27,250,028		Payable for unrealized loss on forward foreign currency exchange contracts	(43,491,650)
Total		$195,253,326			$167,141,531

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $330,960, $306,645, $16,814,369 for the Bond, Global Income and Strategic Income Funds respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

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4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

BOND
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) on purchased options, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on purchased options, futures contracts, swap contracts and written options	$(4,377,000)	$891,390	1,246
Credit	Net realized gain (loss) on swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,134,439)	14,391	58
Currency	Net realized gain (loss) on forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts.	(1,218,637)	972,085	946
Total		$(6,730,076)	$1,877,866	2,250

CORE FIXED INCOME
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options, futures contracts and swap contracts/Net change in unrealized gain (loss) on purchased options, futures contracts and swap contracts	$(4,885,795)	$1,558,045	1,393
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	49,607	(35,085)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(3,077,795)	554,266	504
Total		$(7,913,983)	$2,077,226	1,898

GLOBAL INCOME
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options, futures and swap contracts/Net change in unrealized gain (loss) on purchased options, futures contracts, swap contracts and written options	$(3,006,289)	$1,168,286	2,447
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(972,637)	119,945	5
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(38,793,530)	3,271,665	943
Total		$(42,772,456)	$4,559,896	3,395

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Notes to Financial Statements (continued)

March 31, 2018

4. INVESTMENTS IN DERIVATIVES (continued)

STRATEGIC INCOME
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) on purchased options, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on purchased options, futures contracts, swap contracts and written options	$(94,248,974)	$40,614,238	66,251
Credit	Net realized gain (loss) on swap contracts/Net change in unrealized gain (loss) on swap contracts	(114,091,275)	10,522,168	55
Currency	Net realized gain (loss) on forward foreign currency exchange/Net change in unrealized gain (loss) on forward foreign currency exchange contracts.	(39,677,221)	40,243,705	963
Total		$(248,017,470)	$91,380,111	67,269

(a)	Average number of contracts is based on the average of month end balances for the period ended March 31, 2018.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

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4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2018:

Strategic Income Fund
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$1,660,271	$—	$—	$1,660,271	$(110,562)	$—	$(1,765,201)	$(1,875,763)	$(215,492)	$—	$(215,492)
Barclays Bank PLC	—	—	—	—	(1,034,239)	—	—	(1,034,239)	(1,034,239)	1,034,239	—
Citibank NA	7,822,993	—	—	7,822,993	(14,371,426)	—	(8,243,297)	(22,614,723)	(14,791,730)	14,791,730	—
Credit Suisse International (London)	—	158,302	—	158,302	—	—	—	—	158,302	—	158,302
Deutsche Bank AG	—	—	—	—	(247,978)	—	—	(247,978)	(247,978)	220,000	(27,978)
JPMorgan Securities, Inc.	1,060,613	—	—	1,060,613	(914,084)	—	(1,135,039)	(2,049,123)	(988,510)	988,510	—
MS & Co. Int. PLC	—	212,939	27,250,028	27,462,967	—	(43,491,650)	—	(43,491,650)	(16,028,683)	16,028,683	—
UBS AG (London)	—	—	—	—	(136,080)	—	—	(136,080)	(136,080)	—	(136,080)
Total	$10,543,877	$371,241	$27,250,028	$38,165,146	$(16,814,369)	$(43,491,650)	$(11,143,537)	$(71,449,556)	$(33,284,410)	$33,063,162	$(221,248)

(1)	Gross amounts available for offset but not netted in the Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM and GSAMI manage the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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Notes to Financial Statements (continued)

March 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2018, contractual and effective net management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate						Effective Net Management Rate*
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate
Bond	0.41%	0.37%	0.35%	0.34%	0.34%	0.42%	0.40%
Core Fixed Income	0.40	0.36	0.34	0.33	0.32	0.40	0.40
Global Income	0.65	0.59	0.56	0.55	0.54	0.65	0.65
Strategic Income	0.60	0.54	0.51	0.50	0.49	0.53	0.52

*	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

Prior to July 28, 2017, the contractual management fee rate for the Bond Fund were as stated below:

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Bond	0.45%	0.41%	0.39%	0.38%	0.37%

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM and GSAMI have agreed to waive a portion of their management fee payable by the Funds in an amount equal to the management fee they earn as investment advisers to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended March 31, 2018, GSAM waived $37,265, $42,048 and $300,751 of the Fund’s management fee for the Bond, Core Fixed Income and Strategic Income Funds, respectively. For the fiscal year ended March 31, 2018, GSAMI waived $27,778 of the Fund’s management fee for the Global Income Fund.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds.

	Distribution and/or Service Plan Rates#
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.
#	For the fiscal year ended March 31, 2018, Goldman Sachs waived a portion of the distribution and service fees equal to 0.01%, 0.04% and 0.01% of the average daily net asset attributable to Class A, Class C and Service Shares of the Global Income Fund, respectively.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2018 , Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Bond	$2,296	$108
Core Fixed Income	3,330	566
Global Income	2,337	—
Strategic Income	9,199	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plan and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 28, 2017, the transfer agency fee rate was 0.02% for Class R6 Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Bond, Core Fixed Income, Global Income and Strategic Income Funds are 0.004%, 0.014%, 0.004% and 0.054%, respectively. These Other Expense limitations will remain in place through at least July 28, 2018, and prior to such date GSAM and GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Shareholder Administration Plan, Transfer Agency Agreement, and/or Management Agreement and these waivers may exceed what is stipulated in any fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Distribution and Service Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Bond	$114,924	$64	$—	$735,683	$850,671
Core Fixed Income	42,048	41	—	498,789	540,878
Global Income	27,778	57	34,714	809,481	872,030
Strategic Income	300,751	287	—	—	301,038

G.  Line of Credit Facility — As of March 31, 2018, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM and GSAMI or their affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2018, the Funds did not have any borrowings under the facility. The facility was decreased to $770,000,000 effective May 1, 2018.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2018, Goldman Sachs earned $43,741, $40,463 and $1,595,946 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Bond, Core Fixed Income and Strategic Income Funds, respectively.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended March 31, 2018, the purchases at cost with an affiliated fund in compliance with Rule 17a-7 under the Act for the Strategic Income Fund were $65,246,171.

As of March 31, 2018, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio
Global Income	23%	13%

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended March 31, 2018:

Fund	Beginning Value as of March 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of March 31, 2018	Shares as of March 31, 2018	Dividend Income
Bond	$6,270	$421,051,090	$(411,452,907)	$9,604,453	9,604,453	$236,761
Core Fixed Income	2,365,955	565,405,403	(567,718,696)	52,662	52,662	260,615
Global Income	15,139	548,710,104	(530,924,978)	17,800,265	17,800,265	186,071
Strategic Income	339,445,835	6,359,748,291	(6,699,060,883)	133,243	133,243	1,706,771

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the investment in the shares of an issuer deemed to be an affiliate by the Strategic Income Fund for the fiscal year ended March 31, 2018:

Name of Affiliated Issuer	Beginning Value as of March 31, 2017	Purchases at Cost	Proceeds from Sales	Net Change in Unrealized Gain (loss)	Ending Value as of March 31, 2018
Blue Ridge Mountain Resource, Inc.— Common Stock	$85,877,097	$480,674	$(12,150,131)	$(9,991,507)	$64,216,133

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2018, were:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Bond	$1,983,558,578	$211,170,198	$1,995,706,752	$210,569,170
Core Fixed Income	2,300,239,521	337,376,694	2,387,560,614	407,145,331
Global Income	$966,509,167	$341,565,180	$1,049,472,425	$492,554,498
Strategic Income	3,849,473,883	2,217,621,669	4,283,945,650	3,075,482,709

The table below summarizes the reverse repurchase agreement activity for the fiscal year ended March 31, 2018:

Fund	Average amount of borrowings	Weighted average interest rate (Paid) Received	Number of days outstanding during the period
Bond	$82,134	(0.233)%	73
Strategic Income	1,012,704	(0.101)	73

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2018 was as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Distribution paid from:
Ordinary income	$12,044,671	$25,183,078	$15,889,593	$50,281,478
Total taxable distributions	$12,044,671	$25,183,078	$15,889,593	$50,281,478
Tax return of capital	$2,121,744	$—	$—	$21,077,770

The tax character of distributions paid during the fiscal year ended March 31, 2017 was as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Distribution paid from:
Ordinary income	$14,656,764	$25,623,052	$13,843,311	$147,198,708
Net long-term capital gains	—	—	130,340	—
Total taxable distributions	$14,656,764	$25,623,052	$13,973,651	$147,198,708
Tax return of capital	$—	$—	$—	$59,891,424

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Notes to Financial Statements (continued)

March 31, 2018

7. TAX INFORMATION (continued)

As of March 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Undistributed ordinary income — net	$—	$6,674,175	$3,534,909	$—
Total undistributed earnings	$—	$6,674,175	$3,534,909	$—
Capital loss carryforwards(1)(2):
Perpetual Short-Term	(2,257,799)	(3,801,370)	(1,774,522)	(1,174,949,035)
Perpetual Long-Term	(2,272,917)	(2,153,767)	(4,069,869)	(677,867,817)
Total capital loss carryforwards	$(4,530,716)	$(5,955,137)	$(5,844,391)	$(1,852,816,852)
Timing differences (Straddle Loss Deferral/Post October Loss Deferral/Distributions Payable/ Qualified Late Year Loss Deferral)	$(9,057,795)	$(11,468,413)	$(25,575,076)	$(223,170,613)
Unrealized gains (losses) — net	(2,881,184)	94,013	23,357,867	8,820,333
Total accumulated earnings (losses) net	$(16,469,695)	$(10,655,362)	$(4,526,691)	$(2,067,167,132)

(1)	Expiration occurs on March 31 of the year indicated.
(2)	The Core Fixed Income Fund had capital loss carryforwards of $ 22,548,038 which expired in the current fiscal year.

As of March 31, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Tax Cost	$594,883,696	$1,053,764,077	$730,127,018	$4,380,970,326
Gross unrealized gain	6,270,260	10,539,843	29,611,886	176,276,174
Gross unrealized loss	(9,151,444)	(10,445,830)	(6,254,019)	(167,455,841)
Net unrealized gains (losses)	$(2,881,184)	$94,013	$23,357,867	$8,820,333

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and options contracts, foreign currency contracts, and differences in the tax treatment of swap transactions and bank loans.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from difference in the tax treatment of swaps, return of capital, paydown gains and losses, inflation protected securities, foreign currency transactions, dividend redesignation, expired capital loss carryforwards, consent fee and bank loans.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Bond	$—	$1,902,307	$(1,902,307)
Core Fixed Income	(22,548,038)	22,736,253	(188,215)
Global Income	—	19,485,098	(19,485,098)
Strategic Income	—	128,349,166	(128,349,166)

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7. TAX INFORMATION (continued)

GSAM and GSAMI have reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

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Notes to Financial Statements (continued)

March 31, 2018

8. OTHER RISKS (continued)

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Funds, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured

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8. OTHER RISKS (continued)

and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Global Income Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that a Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of a Fund to the markets and therefore could magnify changes to the Fund’s NAV.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The amendments are effective for the Funds’ fiscal year ended March 31, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM and GSAMI have concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

March 31, 2018

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Bond Fund

	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,918,449	$29,628,226	4,573,734	$46,885,886
Reinvestment of distributions	229,301	2,327,958	287,760	2,949,665
Shares redeemed	(4,537,779)	(45,655,473)	(5,884,460)	(60,427,619)
	(1,390,029)	(13,699,289)	(1,022,966)	(10,592,068)
Class C Shares
Shares sold	286,036	2,901,363	912,536	9,446,551
Reinvestment of distributions	19,364	196,593	27,421	280,216
Shares redeemed	(732,653)	(7,426,739)	(737,013)	(7,547,043)
	(427,253)	(4,328,783)	202,944	2,179,724
Institutional Shares
Shares sold	11,658,102	118,381,633	16,403,447	168,499,823
Reinvestment of distributions	785,928	7,974,545	821,744	8,423,275
Shares redeemed	(13,278,502)	(134,149,405)	(11,929,123)	(122,040,738)
	(834,472)	(7,793,227)	5,296,068	54,882,360
Service Shares
Shares sold	38,859	396,093	52,116	538,515
Reinvestment of distributions	2,036	20,734	2,814	28,779
Shares redeemed	(127,177)	(1,292,623)	(36,305)	(371,966)
	(86,282)	(875,796)	18,625	195,328
Investor Shares(a)
Shares sold	1,895,986	19,251,067	4,741,570	48,584,216
Reinvestment of distributions	102,387	1,036,071	125,369	1,284,093
Shares redeemed	(2,715,839)	(27,344,051)	(4,391,214)	(44,665,033)
	(717,466)	(7,056,913)	475,725	5,203,276
Class R Shares
Shares sold	603,605	6,121,355	2,162,978	22,269,256
Reinvestment of distributions	15,418	156,332	10,674	108,888
Shares redeemed	(839,547)	(8,479,340)	(542,633)	(5,572,224)
	(220,524)	(2,201,653)	1,631,019	16,805,920
Class R6 Shares
Shares sold	2,951,844	30,022,570	5,606,585	56,944,351
Reinvestment of distributions	152,783	1,548,933	42,711	432,344
Shares redeemed	(1,067,075)	(10,810,323)	(616,432)	(6,233,345)
	2,037,552	20,761,180	5,032,864	51,143,350
NET INCREASE (DECREASE)	(1,638,474)	$(15,194,481)	11,634,279	$119,817,890

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Core Fixed Income Fund

	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,774,786	$18,565,470	5,353,486	$56,015,730
Reinvestment of distributions	185,675	1,939,189	288,507	3,037,820
Shares redeemed	(10,144,175)	(106,377,446)	(4,875,469)	(51,249,968)
	(8,183,714)	(85,872,787)	766,524	7,803,582
Class C Shares
Shares sold	199,266	2,086,521	482,737	5,142,702
Reinvestment of distributions	14,198	148,833	23,122	244,819
Shares redeemed	(761,660)	(8,007,940)	(715,295)	(7,553,396)
	(548,196)	(5,772,586)	(209,436)	(2,165,875)
Institutional Shares
Shares sold	29,813,621	313,417,436	30,126,882	317,175,538
Reinvestment of distributions	2,048,893	21,447,845	1,832,234	19,370,742
Shares redeemed	(23,386,298)	(244,728,381)	(23,597,706)	(247,401,131)
	8,476,216	90,136,900	8,361,410	89,145,149
Service Shares
Shares sold	3,762	39,556	46,424	491,295
Reinvestment of distributions	1,041	10,919	1,315	13,913
Shares redeemed	(49,740)	(522,963)	(51,239)	(542,945)
	(44,937)	(472,488)	(3,500)	(37,737)
Investor Shares(a)
Shares sold	1,148,107	12,010,587	3,679,391	38,606,126
Reinvestment of distributions	103,733	1,082,541	71,462	752,538
Shares redeemed	(554,244)	(5,745,542)	(521,690)	(5,488,071)
	697,596	7,347,586	3,229,163	33,870,593
Class R Shares
Shares sold	407,639	4,273,475	328,713	3,464,601
Reinvestment of distributions	7,294	76,043	15,139	159,713
Shares redeemed	(52,720)	(547,680)	(1,156,890)	(12,022,751)
	362,213	3,801,838	(813,038)	(8,398,437)
Class R6 Shares
Shares sold	824,067	8,492,554	813,776	8,608,526
Reinvestment of distributions	4,592	47,523	140,450	1,485,611
Shares redeemed	(5,375,967)	(56,289,294)	(981,123)	(10,298,490)
	(4,547,308)	(47,749,217)	(26,897)	(204,353)
NET INCREASE (DECREASE)	(3,788,130)	$(38,580,754)	11,304,226	$120,012,922

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

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Notes to Financial Statements (continued)

March 31, 2018

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Global Income Fund

	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,995,652	$24,522,175	10,314,055	$127,172,006
Reinvestment of distributions	152,102	1,863,802	180,137	2,206,762
Shares redeemed	(6,845,470)	(83,867,526)	(8,466,815)	(103,561,696)
	(4,697,716)	(57,481,549)	2,027,377	25,817,072
Class C Shares
Shares sold	188,183	2,289,435	1,130,610	13,879,638
Reinvestment of distributions	11,222	136,207	10,517	126,954
Shares redeemed	(842,601)	(10,268,266)	(464,762)	(5,641,966)
	(643,196)	(7,842,624)	676,365	8,364,626
Institutional Shares
Shares sold	16,957,855	207,721,581	32,510,045	398,441,316
Reinvestment of distributions	885,843	10,838,416	819,240	10,032,505
Shares redeemed	(42,898,982)	(522,185,661)	(34,231,372)	(419,887,389)
	(25,055,284)	(303,625,664)	(902,087)	(11,413,568)
Service Shares
Shares sold	65,757	802,057	289,358	3,532,058
Reinvestment of distributions	2,641	32,122	3,150	38,342
Shares redeemed	(148,319)	(1,809,824)	(251,304)	(3,054,236)
	(79,921)	(975,645)	41,204	516,164
Investor Shares(a)
Shares sold	2,112,928	25,841,984	7,806,270	95,481,085
Reinvestment of distributions	139,207	1,699,991	80,695	985,345
Shares redeemed	(5,060,157)	(61,753,018)	(2,472,118)	(30,261,447)
	(2,808,022)	(34,211,043)	5,414,847	66,204,983
Class R6 Shares
Shares sold	22,402,182	271,105,093	518,135	6,336,385
Reinvestment of distributions	45,940	558,105	3,635	44,298
Shares redeemed	(814,933)	(9,867,490)	(115,606)	(1,415,102)
	21,633,189	261,795,708	406,164	4,965,581
NET INCREASE (DECREASE)	(11,650,950)	$(142,340,817)	7,663,870	$94,454,858

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic Income Fund

	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,967,025	$86,286,695	16,582,799	$158,475,200
Reinvestment of distributions	438,497	4,218,311	1,847,651	17,587,116
Shares redeemed	(43,408,662)	(416,606,844)	(98,896,828)	(945,007,615)
	(34,003,140)	(326,101,838)	(80,466,378)	(768,945,299)
Class C Shares
Shares sold	681,947	6,544,243	2,159,739	20,652,979
Reinvestment of distributions	126,490	1,218,412	535,471	5,096,202
Shares redeemed	(20,446,200)	(196,075,794)	(31,938,967)	(304,876,701)
	(19,637,763)	(188,313,139)	(29,243,757)	(279,127,520)
Institutional Shares
Shares sold	125,331,448	1,203,595,796	147,320,824	1,409,295,141
Reinvestment of distributions	5,484,503	52,703,012	15,268,305	145,392,821
Shares redeemed in connection with in-kind	—	—	10,674,967	101,387,609
Shares redeemed	(390,945,597)	(3,745,552,543)	(706,992,416)	(6,736,638,058)
	(260,129,646)	(2,489,253,735)	(533,728,320)	(5,080,562,487)
Investor Shares(a)
Shares sold	4,914,674	47,167,841	29,140,003	280,732,780
Reinvestment of distributions	305,093	2,932,452	525,915	5,008,127
Shares redeemed	(20,990,361)	(201,417,714)	(29,399,265)	(280,250,146)
	(15,770,594)	(151,317,421)	266,653	5,490,761
Class R Shares
Shares sold	206,080	1,972,892	307,026	2,930,731
Reinvestment of distributions	3,849	37,003	9,166	87,277
Shares redeemed	(425,003)	(4,079,220)	(328,210)	(3,138,818)
	(215,074)	(2,069,325)	(12,018)	(120,810)
Class R6 Shares
Shares sold	1,327,461	12,784,546	5,668,464	54,875,730
Reinvestment of distributions	55,445	532,677	42,531	405,716
Shares redeemed	(5,650,947)	(54,200,486)	(957,824)	(9,179,601)
	(4,268,041)	(40,883,263)	4,753,171	46,101,845
NET DECREASE	(334,024,258)	$(3,197,938,721)	(638,430,649)	$(6,077,163,510)

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

147

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the Goldman Sachs Bond Fund, the Goldman Sachs Core Fixed Income Fund, the Goldman Sachs Global Income Fund, and the Goldman Sachs Strategic Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Goldman Sachs Bond Fund, the Goldman Sachs Core Fixed Income Fund, the Goldman Sachs Global Income Fund, and the Goldman Sachs Strategic Income Fund (four of the funds constituting the Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2018, the related statements of operations for the year ended March 31, 2018, the statements of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 30, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 through March 31, 2018, which represents a period of 182 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Bond Fund				Core Fixed Income Fund				Global Income Fund				Strategic Income Fund
Share Class	Beginning Account Value 10/1/17	Ending Account Value 3/31/18		Expenses Paid for the 6 months ended 3/31/18*	Beginning Account Value 10/1/17	Ending Account Value 3/31/18		Expenses Paid for the 6 months ended 3/31/18*	Beginning Account Value 10/1/17	Ending Account Value 3/31/18		Expenses Paid for the 6 months ended 3/31/18*	Beginning Account Value 10/1/17	Ending Account Value 3/31/18		Expenses Paid for the 6 months ended 3/31/18*
Class A
Actual	$1,000.00	$985.10		$3.91	$1,000.00	$985.10		$3.91	$1,000.00	$1,002.10		$5.14	$1,000.00	$995.60		$4.68
Hypothetical 5% return	1,000.00	1,020.99	+	3.98	1,000.00	1,020.99	+	3.98	1,000.00	1,019.80	+	5.19	1,000.00	1,020.24	+	4.73
Class C
Actual	1,000.00	981.40		7.61	1,000.00	982.50		7.61	1,000.00	998.70		8.62	1,000.00	992.70		8.40
Hypothetical 5% return	1,000.00	1,017.25	+	7.75	1,000.00	1,017.25	+	7.75	1,000.00	1,016.31	+	8.70	1,000.00	1,016.51	+	8.50
Institutional
Actual	1,000.00	986.70		2.23	1,000.00	986.90		2.23	1,000.00	1,003.80		3.50	1,000.00	997.50		2.99
Hypothetical 5% return	1,000.00	1,022.69	+	2.27	1,000.00	1,022.69	+	2.27	1,000.00	1,021.44	+	3.53	1,000.00	1,021.94	+	3.02
Service
Actual	1,000.00	984.30		4.65	1,000.00	985.40		4.70	1,000.00	1,002.20		5.94	—	—		—
Hypothetical 5% return	1,000.00	1,020.24	+	4.73	1,000.00	1,020.20	+	4.78	1,000.00	1,019.00	+	5.99	—	—		—
Investor(a)
Actual	1,000.00	986.20		2.67	1,000.00	986.40		2.67	1,000.00	1,003.30		3.95	1,000.00	997.30		3.44
Hypothetical 5% return	1,000.00	1,022.24	+	2.72	1,000.00	1,022.24	+	2.72	1,000.00	1,020.99	+	3.98	1,000.00	1,021.49	+	3.48
Class R
Actual	1,000.00	983.80		5.14	1,000.00	984.90		5.15	—	—		—	1,000.00	995.20		5.92
Hypothetical 5% return	1,000.00	1,019.75	+	5.24	1,000.00	1,019.75	+	5.24	—	—		—	1,000.00	1,019.00	+	5.99
Class R6
Actual	1,000.00	986.80		2.18	1,000.00	987.00		2.16	1,000.00	1,003.80		3.40	1,000.00	997.60		2.94
Hypothetical 5% return	1,000.00	1,022.74	+	2.22	1,000.00	1,022.76	+	2.20	1,000.00	1,021.54	+	3.43	1,000.00	1,021.99	+	2.97

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor(a)	Class R	Class R6
Bond	0.79%	1.54%	0.45%	0.94%	0.54%	1.04%	0.44%
Core Fixed Income	0.79	1.54	0.45	0.95	0.54	1.04	0.44
Global Income	1.03	1.73	0.70	1.19	0.79	—	0.68
Strategic Income	0.94	1.69	0.60	—	0.69	1.19	0.59

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

149

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	2018 (Trustee since 2007)	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

150

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				148	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2018, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 21 portfolios (12 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

151

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Multi Sector Fixed Income Funds Tax Information (Unaudited)

Pursuant to Section 871(k) of the Internal Revenue Code, the Bond Fund designates $101,607 as short-term capital gain dividends paid during the fiscal year ended March 31, 2018.

152

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of March 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[9]
∎	International Equity ESG Fund[10]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[11]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[10]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[11]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Funds management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

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This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2018 Goldman Sachs. All rights reserved. 129372-OTU-760218 MSFIAR-18/60k

Goldman Sachs Funds

Annual Report	March 31, 2018

Municipal Fixed Income Funds
Dynamic Municipal Income
High Yield Municipal
Short Duration Tax-Free

Goldman Sachs Municipal Fixed Income Funds

∎	DYNAMIC MUNICIPAL INCOME

∎	HIGH YIELD MUNICIPAL

∎	SHORT DURATION TAX-FREE

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

∎	Assess relative value among securities and sectors

∎	Leverage the vast resources of GSAM in selecting securities for each portfolio

∎	Team approach to decision making

∎	Manage risk by avoiding significant sector and interest rate bets

∎	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

∎	Include domestic investment options, tax-free income opportunities, and access to areas of specialization

∎	Capitalize on GSAM’s industry-renowned credit research capabilities

∎	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

1

MARKET REVIEW

Goldman Sachs Municipal Fixed Income Funds

Market Review

The municipal bond market generated positive returns during the 12 months ended March 31, 2018 (the “Reporting Period”), driven by a flattening municipal bond yield curve and supportive supply and demand dynamics. (Yield curve indicates a spectrum of maturities. A flattening yield curve means the differential in yields between longer-term and shorter-term maturities decreased.)

In the first half of the Reporting Period, municipal securities posted gains amid robust market technicals, or supply/demand factors, as the number of bonds that matured, were called or paid coupon income reached record levels. A decrease in new supply also helped the asset class generate positive returns. Performance softened in the fourth quarter of 2017, as states and municipalities rushed new issues to market on concerns that tax reform efforts in Congress would curtail their ability to issue tax-exempt debt and end the tax exemption for advance refunding. (In an advance refunding, a bond issuance is used to pay off another outstanding bond. The new bond will often be issued at a lower interest rate than the older outstanding bond.) Municipal bonds recorded negative returns in the first quarter of 2018, as the Federal Reserve (“Fed”) raised the federal funds target rate, which pushed up municipal bond yields and drove down their prices.

Shorter-term municipal yields (as represented by two-year maturities) rose during the Reporting Period overall, while longer-term municipal yields fell. As a result, the municipal yield curve flattened. The yield on a two-year AAA-rated municipal security increased 43 basis points to 1.65%; the yield on a 10-year AAA-rated municipal security increased eight basis points to 2.42%; and the yield on a 30-year AAA-rated municipal security decreased 10 basis points to 2.96%. (A basis point is 1/100th of a percentage point.) By comparison, the yield on a two-year U.S. Treasury security rose 101 basis points to 2.27%; the yield on a 10-year U.S. Treasury rose 35 basis points to 2.74%; and the yield on a 30-year U.S. Treasury security fell four basis points to 2.97%. (Source: GSAM, MMD and Bloomberg.)

For the Reporting Period overall, supply and demand factors had a positive impact on the municipal bond market in general. Primary market issuance was heavy, with approximately $407 billion of new supply, and demand strengthened. Municipal bond mutual funds saw average investment inflows of $481 million per week during the Reporting Period. (Source: Lipper.)

Proposed U.S. tax reform was a key driver of municipal bond market activity during the Reporting Period. Tax reform legislation, which was passed by Congress and signed into law in December 2017, took effect on January 1, 2018. The tax reform law preserved the tax-exempt benefits of municipal bonds but eliminated the tax exemption for advance refunding bonds. The highest marginal tax rate for individuals was lowered to 37% from 39.6%, while the state and local tax (“SALT”) deduction was capped at $10,000. Corporate tax rates were cut substantially from 35% to 21%.

High Yield Municipals

During the Reporting Period, the high yield municipal bond market outperformed the investment grade municipal bond market. The main drivers of outperformance among high yield municipal bonds were the general obligation and water and sewer sectors, which returned 19.4% and 11.8%, respectively, as measured by the Bloomberg Barclays Municipal High Yield Bond Index. Because of continued government negotiations with bondholders as

2

MARKET REVIEW

well as natural disasters, Puerto Rico’s municipal bonds significantly trailed the Bloomberg Barclays High Yield Municipal Index for the Reporting Period as a whole.

Looking Ahead

At the end of the Reporting Period, municipal bond market technicals were supportive, in our view, with supply running well below prior calendar year levels and demand remaining stable. However, we believe Fed monetary policy and potential interest rate hikes could weigh on the municipal bond market in the near term. Regarding tax reform, we expect to see headlines from high tax jurisdictions about how the cap on SALT is affecting their residents and what potential tax policy changes might be employed to lower the tax burden. Meanwhile, we plan to remain watchful for tax reform’s impact overall on housing values and state population migration patterns. States may experience a temporary increase in revenues, we believe, given that some individuals pre-paid a portion of their 2018 taxes in 2017. We anticipate ongoing headlines about state budgets and pension liabilities, Congressional midterm elections and interest rate volatility.

In the months ahead, we intend to maintain our approach in which we focus on seeking attractive risk/return opportunities across maturities along the municipal bond yield curve and inclusive of all credit qualities. We will continue seeking to keep the Goldman Sachs Municipal Fixed Income Funds invested in the most tax-efficient manner.

3

PORTFOLIO RESULTS

Goldman Sachs Dynamic Municipal Income Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Dynamic Municipal Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and Investor Shares generated average annual total returns, without sales charges, of 3.81%, 3.03%, 4.17%, 3.58% and 4.01%, respectively. These returns compare to the 1.19% average annual total return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index (the “Index”), during the same time period.

During the period since their inception on November 30, 2017 through March 31, 2018, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of 1.27% compared to the -0.07% cumulative total return of the Index.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited overall from its sector positioning and bottom-up issue selection. In addition, the Fund’s duration and yield curve positioning contributed positively to results. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of maturities.)

Q	Which municipal bond market sectors most significantly affected Fund performance during the Reporting Period?

A	The Fund’s overweight position relative to the Index in Chicago school district general obligation bonds added to its performance. An overweight position in the tobacco sector also proved advantageous. Conversely, the Fund’s overweight compared to the Index in Puerto Rico credits detracted modestly, as the commonwealth’s municipal bonds performed poorly during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s duration and yield curve positioning bolstered its relative results. The Fund’s long duration positioning versus that of the Index contributed positively to performance, as the municipal yield curve flattened during the Reporting Period. (A flattening yield curve means the differential in yields between longer-term and shorter-term maturities decreased.) The Fund was also aided by its yield curve positioning relative to the Index, especially its exposure to the longer-maturity segment of the municipal yield curve, as long-term yields fell.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period as a whole?

A	During the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of the steepness of the municipal yield curve. The municipal yield curve flattened during the Reporting Period overall, as yields on shorter-term maturity municipal bonds rose more than those on longer-term maturity municipal bonds. Municipal inverse variable rate securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income. In addition, the Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered to be their intrinsic value. The Fund also employed U.S. Treasury futures to manage U.S. interest rate duration. To manage against potential changes in interest rates, the Fund used interest rate swap contracts during the Reporting Period overall. Derivatives had a positive impact, on a net basis, on the Fund’s performance during the Reporting Period.

4

PORTFOLIO RESULTS

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposures to general obligation bonds and university bonds. We decreased the Fund’s allocations to pre-refunded, appropriations, tobacco and water and sewer bonds. (Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in U.S. Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly.) In addition, during the Reporting Period, we increased the Fund’s exposure to AAA-rated issues. We decreased its exposures to B-rated issues and other lower credit quality rated municipal bonds.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund held a longer duration position compared to that of the Index. It was underweight relative to the Index in higher credit quality investment grade municipal bonds and overweight in BBB-rated and other lower credit quality issues. Relative to the Index, the Fund was overweight in Florida and Illinois municipal bonds and underweight in New York and California municipal bonds at the end of the Reporting Period.

5

FUND BASICS

Dynamic Municipal Income Fund

as of March 31, 2018

PERFORMANCE REVIEW
April 1, 2017– March 31, 2018	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Municipal Bond 1-10 Yr Blend Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]
Class A	3.81%	1.19%	2.56%	2.52%	4.52%
Class C	3.03	1.19	1.91	1.87	3.37
Institutional	4.17	1.19	2.99	2.96	5.28
Service	3.58	1.19	2.50	2.46	4.42
Investor	4.01	1.19	2.91	2.87	5.14

November 30, 2017– March 31, 2018
Class R6	1.27%	-0.07%	3.01%	2.97%	5.32%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Municipal Bond 1-10 Year Blend Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2017 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.07%	1.88%	4.09%	4.49%	7/20/93
Class C	2.01	1.90	3.72	3.60	8/15/97
Institutional	4.17	3.00	4.85	4.75	8/15/97
Service	3.58	2.48	4.31	4.25	8/15/97
Investor	4.01	2.91	N/A	4.34	7/30/10
Class R6	N/A	N/A	N/A	1.27	11/30/17

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares, Investor Shares, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.75%	0.83%
Class C	1.50	1.58
Institutional	0.41	0.49
Service	0.91	0.99
Investor	0.50	0.58
Class R6	0.40	0.48

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least November 30, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

7

FUND BASICS

SECTOR ALLOCATION[7]
Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

8

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Performance Summary

March 31, 2018

The following graph shows the value as of March 31, 2018, of a $1,000,000 investment made on April 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Dynamic Municipal Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2008 through March 31, 2018.

Average Annual Total Return through March 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 20, 1993)
Excluding sales charges	3.81%	2.66%	4.49%	4.65%
Including sales charges	-0.07%	1.88%	4.09%	4.49%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	3.03%	1.90%	3.72%	3.60%
Including contingent deferred sales charges	2.01%	1.90%	3.72%	3.60%

Institutional Shares (Commenced August 15, 1997)	4.17%	3.00%	4.85%	4.75%

Service Shares (Commenced August 15, 1997)	3.58%	2.48%	4.31%	4.25%

Investor* (Commenced July 30, 2010)	4.01%	2.91%	N/A	4.34%

Class R6 (Commenced November 30, 2017)	N/A	N/A	N/A	1.27%+

*	Effective August 15, 2017, Class IR changed its name to Investor Shares.

+	Represents cumulative total returns.

9

PORTFOLIO RESULTS

Goldman Sachs High Yield Municipal Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Municipal Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and Investor Shares generated average annual total returns, without sales charges, of 6.10%, 5.30%, 6.29% and 6.26%, respectively. These returns compare to the 4.67% average annual total return of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index (“High Yield Municipal Composite”), during the same time period.

The High Yield Municipal Composite is composed 60% of the Bloomberg Barclays Municipal High Yield Bond Index (with dividends reinvested) and 40% of the Bloomberg Barclays Municipal Bond Index (with dividends reinvested), which generated average annual total returns of 6.03% and 2.66%, respectively, during the Reporting Period.

During the period since their inception on November 30, 2017 through March 31, 2018, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of 2.33% compared to the 1.10% cumulative total return of the Index. The components of the High Yield Municipal Composite, the Bloomberg Barclays Municipal High Yield Bond Index and the Bloomberg Barclays Municipal Bond Index, generated cumulative total returns of 1.89% and -0.08%, respectively, during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund benefited overall from its sector positioning and bottom-up issue selection. In addition, the Fund’s duration and yield curve positioning contributed positively to results. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of maturities.)

Holdings of longer-maturity securities enhanced the Fund’s returns, as the municipal yield curve flattened during the Reporting Period, meaning the differential between longer-term and shorter-term yields decreased.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	During the Reporting Period, the Fund was helped by an overweight position relative to the High Yield Municipal Composite in Chicago school district general obligation bonds. Individual issue selection within the tobacco sector also added to returns as did the Fund’s overweight in the water and sewer sector. Conversely, the Fund’s overweight compared to the High Yield Municipal Composite in Puerto Rico COFINA bonds detracted from performance, as the commonwealth’s municipal bonds performed poorly during the Reporting Period. (COFINA, or Corporación del Fondo de Interés Apremiante, is a Puerto Rico government- owned corporation that issues government bonds and uses other financing mechanisms to pay and refinance the commonwealth’s public debt.)

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The tactical management of the Fund’s duration and yield curve positioning contributed positively to relative performance during the Reporting Period. As municipal yields rose, the Fund’s short duration position versus that of the High Yield Municipal Composite added to performance, especially during the first three months of the Reporting Period. In addition, the Fund was helped by its yield curve positioning relative to the High Yield Municipal Composite, especially its exposure to the longer-maturity segment of the municipal yield curve, as the yield curve flattened.

10

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund took a long position in credit default swaps (“CDS”), which means it sold CDS protection, as we sought to capture the upside potential of select securities that were trading below what we considered to be their intrinsic value. In addition, the Fund employed interest rate swaps, tied to LIBOR (London interbank offered rates, which are floating interest rates widely used as reference rates in bank, corporate and government lending agreements), to manage the Fund’s duration position during the Reporting Period. Also during the Reporting Period, the Fund used municipal inverse variable rate securities to take positions on the municipal yield curve. The municipal yield curve flattened during the Reporting Period overall as yields on shorter-term maturity municipal bonds rose more than those on longer- term maturity municipal bonds. Municipal inverse variable rate securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income. Derivatives did not have a material impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we decreased the Fund’s exposure to pre-refunded bonds and to the tobacco sector. (Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in U.S. Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly.) In addition, we increased the Fund’s allocation to special assessment and hospital credits.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was underweight relative to the High Yield Municipal Composite in the tobacco sector. Compared to the High Yield Municipal Composite, the Fund was overweight A-rated and BBB-rated issues and underweight below investment grade credits. In addition, we increased the Fund’s allocation to special assessment bonds and decreased its allocation to water and sewer credits.

11

FUND BASICS

High Yield Municipal Fund

as of March 31, 2018

PERFORMANCE REVIEW
April 1, 2017– March 31, 2018	Fund Total Return (based on NAV)[1]	Goldman Sachs High Yield Municipal Fund Composite Index[2]	Bloomberg Barclays Municipal High Yield Bond Index[3]	Bloomberg Barclays Municipal Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]	30-Day Taxable Equivalent Yield[6]
Class A	6.10%	4.67%	6.03%	2.66%	3.01%	2.97%	5.32%
Class C	5.30	4.67	6.03	2.66	2.40	2.36	4.24
Institutional	6.29	4.67	6.03	2.66	3.44	3.45	6.08
Investor	6.26	4.67	6.03	2.66	3.39	3.35	5.99

November 30, 2017– March 31, 2018
Class R6	2.33%	1.10%	1.89%	-0.08%	3.43%	3.43%	6.06%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs High Yield Municipal Fund Composite Index is comprised of the Bloomberg Barclays Municipal High Yield Bond Index (60%) (with dividends reinvested) and the Bloomberg Barclays Municipal Bond Index (40%) (with dividends reinvested).

[3]	The Bloomberg Barclays Municipal High Yield Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Bloomberg Barclays Municipal High Yield Bond Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Bloomberg Barclays Municipal Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[6]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2017 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12

FUND BASICS

STANDARDIZED TOTAL RETURNS[7]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	1.33%	3.66%	4.27%	4.58%	4/3/00
Class C	4.27	3.84	3.97	4.07	4/3/00
Institutional	6.29	4.90	5.07	5.21	4/3/00
Investor	6.26	4.90	N/A	6.47	7/30/10
Class R6	N/A	N/A	N/A	2.33	11/30/17

[7]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[8]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.85%	0.92%
Class C	1.60	1.67
Institutional	0.56	0.58
Investor	0.60	0.67
Class R6	0.55	0.57

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least November 30, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

13

FUND BASICS

SECTOR ALLOCATION[9]
Percentage of Market Value

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

14

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Performance Summary

March 31, 2018

The following graph shows the value as of March 31, 2018, of a $1,000,000 investment made on April 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index, which is composed of the Bloomberg Barclays Municipal High Yield Bond Index (60%) and the Bloomberg Barclays Municipal Bond Index (40%) (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

High Yield Municipal Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2008 through March 31, 2018.

Average Annual Total Return through March 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 3, 2000)
Excluding sales charges	6.10%	4.62%	4.75%	4.85%
Including sales charges	1.33%	3.66%	4.27%	4.58%

Class C (Commenced April 3, 2000)
Excluding contingent deferred sales charges	5.30%	3.84%	3.97%	4.07%
Including contingent deferred sales charges	4.27%	3.84%	3.97%	4.07%

Institutional Shares (Commenced April 3, 2000)	6.29%	4.90%	5.07%	5.21%

Investor* (Commenced July 30, 2010)	6.26%	4.90%	N/A	6.47%

Class R6 (Commenced November 30, 2017)	N/A	N/A	N/A	2.33%+

*	Effective August 15, 2017, Class IR changed its name to Investor Shares.

+	Represents cumulative total returns.

15

PORTFOLIO RESULTS

Goldman Sachs Short Duration Tax-Free Fund

Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Tax-Free Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and Investor Shares generated average annual total returns, without sales charges, of 0.74%, 0.34%, 1.15%, 0.65% and 1.01%, respectively. These returns compare to the 0.49% average annual total return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-3 Year Blend Index (with dividends reinvested) (the “Index”), during the same time period.

During the period since their inception on November 30, 2017 through March 31, 2018, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of 0.61% compared to the 0.38% cumulative total return of the Index.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Sector positioning and bottom-up issue selection enhanced the Fund’s relative returns during the Reporting Period. In addition, holdings of longer maturity securities contributed positively, as the municipal yield curve flattened during the Reporting Period, meaning the differential between longer-term and shorter-term yields decreased. Conversely, the Fund’s duration and yield curve positioning detracted from results. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of maturities).

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	During the Reporting Period, the Fund’s overweight positions relative to the Index in the electric utilities and water and sewer sectors bolstered its performance. Additionally, the Fund’s bias towards BBB-rated bonds added to relative returns, as BBB-rated credits outperformed higher quality credits during the Reporting Period. Meanwhile, the Fund’s investments in Puerto Rico credits detracted from returns, as the commonwealth’s municipal bonds performed poorly during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	During the Reporting Period, the Fund’s duration and yield curve positioning overall hurt relative returns. More specifically, the Fund’s slightly longer duration position relative to that of the Index detracted from performance in the rising interest rate environment. The Fund’s yield curve positioning compared to the Index did not have a meaningful impact on performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund took a long position in credit default swaps (“CDS”), which means it sold CDS protection, as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. Derivatives did not have a material impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A

We reduced the Fund’s exposures to special tax and state appropriation credits during the Reporting Period. We increased its exposures to pre-refunded and electric utilities bonds. (Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first

16

PORTFOLIO RESULTS

bond. The escrow collateral is typically in U.S. Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly.) In addition, we increased the Fund’s allocation to Texas credits and decreased its exposure to California credits.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in BBB-rated issues and lower credit quality rated municipal bonds. In addition, the Fund was overweight Illinois credits and underweight AAA-rated issues, AA-rated issues, A-rated issues and California credits at the end of the Reporting Period.

17

FUND BASICS

Short Duration Tax-Free Fund

as of March 31, 2018

PERFORMANCE REVIEW
April 1, 2017– March 31, 2018	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Municipal Bond 1-3 Year Blend Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]
Class A	0.74%	0.49%	1.56%	1.50%	2.76%
Class C	0.34	0.49	1.18	0.78	2.08
Institutional	1.15	0.49	1.88	1.86	3.32
Service	0.65	0.49	1.38	1.36	2.44
Investor	1.01	0.49	1.83	1.77	3.23

November 30, 2017– March 31, 2018
Class R6	0.61%	0.38%	1.90%	1.89%	3.36%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Municipal Bond 1-3 Year Blend Index (with dividends reinvested), an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2017 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.77%	0.25%	1.50%	2.47%	5/1/97
Class C	-0.31	0.15	1.16	1.84	8/15/97
Institutional	1.15	0.88	1.99	3.13	10/1/92
Service	0.65	0.40	1.49	2.59	9/20/94
Investor	1.01	0.81	N/A	1.29	7/30/10
Class R6	N/A	N/A	N/A	0.61	11/30/17

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Because Institutional, Service, Investor and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.69%	0.75%
Class C	1.09	1.50
Institutional	0.39	0.41
Service	0.89	0.91
Investor	0.44	0.50
Class R6	0.38	0.40

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least November 30, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

20

FUND BASICS

SECTOR ALLOCATION[7]
Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

21

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Performance Summary

March 31, 2018

The following graph shows the value as of March 31, 2018, of a $1,000,000 investment made on April 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-3 Year Blend Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Short Duration Tax-Free Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2008 through March 31, 2018.

Average Annual Total Return through March 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	0.74%	0.55%	1.66%	2.55%
Including sales charges	-0.77%	0.25%	1.50%	2.47%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	0.34%	0.15%	1.16%	1.84%
Including contingent deferred sales charges	-0.31%	0.15%	1.16%	1.84%

Institutional Shares (Commenced October 1, 1992)	1.15%	0.88%	1.99%	3.13%

Service Shares (Commenced September 20, 1994)	0.65%	0.40%	1.49%	2.59%

Investor* (Commenced July 30, 2010)	1.01%	0.81%	N/A	1.29%

Class R6 (Commenced November 30, 2017)	N/A	N/A	N/A	0.61%+

*	Effective August 15, 2017, Class IR changed its name to Investor Shares.

+	Represents cumulative total returns.

22

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – 97.2%
Alabama – 1.9%
Alabama State Port Authority RB for Docks Facilities Series 2010 (A-/NR)(a)
$2,500,000	5.750%	10/01/2020	$2,741,750
Black Belt Energy Gas District RB Series 2016 A (NR/A1)(b)(c)
5,000,000	4.000	06/01/2021	5,260,750
Health Care Authority RB for Baptist Health Series 2006 D (BBB+/A3)
100,000	5.000	11/15/2021	100,277
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB/NR)
150,000	5.000	10/01/2024	168,241
150,000	5.000	10/01/2025	167,231
725,000	5.000	10/01/2030	800,262
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (AA/A2)
700,000	5.000	10/01/2044	766,962
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
1,000,000	5.000	10/01/2021	1,075,510
13,500,000	6.000	10/01/2042	15,634,755
6,900,000	6.500	10/01/2053	8,161,527

			34,877,265

Alaska – 0.2%
Northern Tobacco Securitization Corp. RB Refunding Capital Appreciation Asset-Backed Bonds 1st Subordinate Series 2006 B (NR/NR)(d)
37,350,000	0.000	06/01/2046	3,563,190

Arizona – 2.2%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(e)
14,575,000	(3 Mo. LIBOR + 0.81%), 2.359	01/01/2037	13,445,875
Arizona State University System RB Refunding Series 2015 B (AA/Aa2)
3,000,000	5.000	07/01/2019	3,123,960
City of Phoenix Civic Improvement Corporation Water System RB Refunding Junior Lien Series 2016 (AAA/Aa2)
7,000,000	5.000	07/01/2030	8,210,860
Entertainment Center Community Facilities District RB Series 2017 (AA+/NR)
9,288,000	4.000	07/01/2037	9,337,505
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
2,200,000	7.250	02/01/2040	2,293,896
Maricopa County IDA RB for Banner Health Series 2017 A (AA-/NR)
4,360,000	4.000	01/01/2041	4,502,092

			40,914,188

Arkansas – 1.0%
Arkansas State Development Finance Authority Hospital RB Refunding for Washington Regional Medical Center Series 2015 B (NR/A3)
1,845,000	3.000	02/01/2019	1,862,011

Municipal Bonds – (continued)
Arkansas – (continued)
Arkansas State Development Finance Authority RB for Single Family Mortgage-Backed Securities Series 2008 B (AMT) (GNMA) (FNMA) (AA+/NR)
305,000	5.500	07/01/2023	305,577
City of Little Rock Sewer RB Refunding Series 2015 (NR/Aa3)
1,000,000	4.000	04/01/2021	1,056,060
Pulaski County Little Rock School District Construction GO Bonds Series 2017 (ST AID WITHHLDG) (NR/Aa2)
5,395,000	3.000	02/01/2023	5,531,655
5,185,000	3.000	02/01/2024	5,305,603
Pulaski County Little Rock School District GO Refunding Bonds Series 2015 (ST AID WITHHLDG) (NR/Aa2)
3,335,000	3.000	02/01/2023	3,382,924

			17,443,830

California – 12.3%
Adelanto Public Utility Authority RB Refunding for Utility System Project Series 2009 A (NR/NR)(a)
7,725,000	6.750	07/01/2019	8,210,980
Alameda County Oakland Unified School District GO Refunding Bonds Series 2015 (AA-/NR)
1,500,000	5.000	08/01/2019	1,567,920
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series B (AGM) (AA/Aa2)(d)
1,000,000	0.000	08/01/2037	489,540
Anaheim Community Facilities District No. 08-1 Special Tax Refunding Bonds for Platinum Triangle Series 2016 (NR/NR)
875,000	4.000	09/01/2024	939,400
745,000	4.000	09/01/2025	799,281
535,000	4.000	09/01/2026	574,087
590,000	4.000	09/01/2027	628,137
575,000	4.000	09/01/2028	607,804
465,000	4.000	09/01/2029	486,985
Atwater Wastewater RB Refunding Series 2017 A (AGM) (AA/NR)
785,000	5.000	05/01/2040	889,586
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (BB+/NR)(d)
31,220,000	0.000	06/01/2055	2,350,242
California Educational Facilities Authority RB for California Institute of Technology Series 2009 (AA-/Aa2)(a)
5,000,000	5.000	11/01/2019	5,266,950
California Educational Facilities Authority RB for Stanford University Series 2007 T-1 (AAA/Aaa)
5,750,000	5.000	03/15/2039	7,300,717
California Educational Facilities Authority RB for Stanford University Series 2010 U-1 (AAA/Aaa)
5,000,000	5.250	04/01/2040	6,572,100
California Health Facilities Financing Authority RB for El Camino Hospital Series 2017 (A+/A1)
500,000	5.000	02/01/2042	563,390
California Health Facilities Financing Authority RB for Lucile Salter Packard Children’s Hospital Series 2017 A (A+/A1)
375,000	5.000	11/15/2028	448,665
350,000	5.000	11/15/2029	416,791

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
$565,000	5.000%	11/15/2030	$669,666
1,000,000	5.000	11/15/2042	1,151,530
12,000,000	5.000	11/15/2056	13,594,800
California Health Facilities Financing Authority RB for Providence Health & Services Series 2008 C (AA-/Aa3)(a)
1,000,000	6.500	10/01/2018	1,024,490
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A-/Baa1)
1,300,000	5.000	02/01/2034	1,457,417
1,150,000	5.000	02/01/2035	1,283,676
450,000	5.000	02/01/2042	494,402
1,450,000	5.000	02/01/2047	1,585,067
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
400,000	5.000	06/01/2035	435,580
California State Various Purpose GO Bonds Series 2009 (AA-/Aa3)
5,000,000	5.250	10/01/2025	5,269,950
5,000,000	6.500	04/01/2033	5,241,750
2,750,000	6.000	04/01/2038	2,867,232
California State Various Purpose GO Bonds Series 2010 (AA-/Aa3)
1,250,000	6.000	03/01/2033	1,350,387
1,500,000	5.500	03/01/2040	1,602,600
California State Various Purpose GO Bonds Series 2017 (AA-/Aa3)
1,500,000	5.000	08/01/2046	1,714,800
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
345,000	5.000	09/01/2030	385,917
375,000	5.000	09/01/2037	412,200
California Statewide Communities Development Authority RB for Enloe Medical Center Series 2008 (CAL MTG INS) (AA-/NR)(a)
1,435,000	5.750	08/15/2018	1,457,773
California Statewide Communities Development Authority RB for Sutter Health Series 2011 A (AA-/Aa3)
2,000,000	6.000	08/15/2042	2,182,500
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (A-/NR)
150,000	5.000	04/01/2030	172,602
70,000	5.000	04/01/2031	80,252
385,000	4.000	04/01/2032	401,255
455,000	4.000	04/01/2034	470,647
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2016 A (BB/NR)(f)
1,725,000	5.000	12/01/2031	1,880,371
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF – Irvine, LLC Series 2017 (NR/Baa1)
975,000	5.000	05/15/2042	1,092,312
1,000,000	5.000	05/15/2047	1,116,170
800,000	5.000	05/15/2050	889,632

Municipal Bonds – (continued)
California – (continued)
California Statewide Community Development Authority Water & Wastewater RB Balance Series 2004 (AGM) (AA/A2)
10,000	5.250	10/01/2019	10,025
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (CCC/NR)(d)
22,000,000	0.000	06/01/2046	2,913,020
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (AA-/Aa2)(d)
3,500,000	0.000	06/01/2034	1,972,530
City of Sacramento Natomas Meadows Community Facilities District No. 2007-01 Special Tax Bonds for Improvement Area No. 1 Series 2017 (NR/NR)(f)
625,000	4.000	09/01/2028	633,925
Commerce Community Development Commission Successor Agency Tax Allocation Refunding Series 2016 A (AGM) (AA/NR)
275,000	3.125	08/01/2035	266,203
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding RMKT 08/24/17 Series 2013 B Subseries B-1 (BBB-/Baa3)
1,300,000	3.950	01/15/2053	1,295,060
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Subseries B-3 (BBB-/Baa3)(b)(c)
675,000	5.500	01/15/2023	761,137
Fullerton Community Facilities District No. 1 Special Tax Refunding Bonds for Amerige Heights Series 2012 (A-/NR)
500,000	5.000	09/01/2032	546,855
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(d)
18,000,000	0.000	06/01/2047	2,508,840
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(d)
19,500,000	0.000	06/01/2047	2,416,635
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2015 A (ST APPROP) (A+/A1)
10,000,000	5.000	06/01/2045	11,218,200
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B/B3)
3,915,000	5.300	06/01/2037	4,027,948
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
650,000	5.000	09/01/2025	746,967
650,000	5.000	09/01/2026	753,324
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 B (NR/NR)
480,000	5.000	09/01/2025	551,606
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 C (NR/NR)
430,000	5.000	09/01/2026	498,353
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 D (NR/NR)
180,000	4.000	09/01/2025	195,997

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate				Maturity Date		Value
Municipal Bonds – (continued)
California – (continued)
$175,000		4.000%			09/01/2026		$190,774
Lammersville Joint Unified School District No. 2002 Special Tax Refunding for Community Facilities Series 2017 (AGM) (AA/NR)
3,000,000		3.500			09/01/2035		2,949,930
Los Angeles Community College District GO Bonds for 2008 Election Series 2010 C (AA+/Aa1)(a)
5,000,000		5.250			08/01/2020		5,414,050
Los Angeles Department of Airports Subordinated RB Series 2018 A (AMT) (AA-/A1)
7,000,000		5.250			05/15/2048		8,165,710
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (ASSURED GTY) (AA/Aa3)(d)
2,000,000		0.000			08/01/2037		957,040
4,500,000		0.000			08/01/2038		2,060,415
4,500,000		0.000			08/01/2039		1,970,325
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (AA-/NR)(d)
1,205,000		0.000			08/01/2026		935,743
M-S-R Energy Authority Gas RB Series 2009 A (BBB+/NR)
1,750,000		6.500			11/01/2039		2,457,595
M-S-R Energy Authority Gas RB Series 2009 C (BBB+/NR)
3,500,000		6.125			11/01/2029		4,334,365
2,000,000		6.500			11/01/2039		2,808,680
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa2)(g)
5,000,000		0.000			08/01/2035		4,706,600
Palomar Health RB Refunding for Palomar Health Series 2017 (AGM) (AA/A2)
4,335,000		5.000			11/01/2047		4,867,685
Palomar Pomerado Health COPS Series 2009 (NR/WR)(a)
2,500,000		6.750			11/01/2019		2,697,325
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(d)
2,150,000		0.000	(d)		08/01/2031		1,346,889
4,150,000		0.000	(d)		08/01/2032		2,489,045
3,500,000		0.000	(d)		08/01/2033		2,004,380
6,450,000		0.000	(g)		08/01/2038		7,894,993
Port of Oakland RB Refunding Senior Lien Series 2012 P (AMT) (A+/A1)
4,000,000		5.000			05/01/2031		4,365,840
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
590,000		4.000			09/01/2023		637,937
320,000		4.000			09/01/2024		347,082
400,000		4.000			09/01/2025		433,032
490,000		4.000			09/01/2026		527,686
305,000		4.000			09/01/2027		324,715
500,000		4.000			09/01/2028		527,770
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
4,980,000		5.000			09/01/2027		5,192,347
1,000,000		5.375			09/01/2031		1,070,590
485,000		5.250			09/01/2034		512,786

Municipal Bonds – (continued)
California – (continued)
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
750,000	5.000			09/01/2025		864,045
1,000,000	5.000			09/01/2027		1,164,690
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Series 2017 (NR/NR)
1,075,000	5.000			09/01/2026		1,248,494
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(e)
5,000,000	(3 Mo. LIBOR + 0.53%), 1.874			12/01/2035		4,786,200
San Diego County Water Authority COPS Series 2008 A (AGM) (AA/Aa2)(a)
830,000	5.000			05/01/2018		832,332
San Diego County Water Authority COPS Series 2008 A (AGM) (AAA/Aa2)(a)
4,170,000	5.000			05/01/2018		4,181,718
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA-/Aa2)(d)
5,000,000	0.000			07/01/2039		2,247,300
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2013 A (AMT) (A+/A1)
2,000,000	5.500			05/01/2028		2,281,340
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2016 C (A-/NR)
1,000,000	5.000			08/01/2033		1,151,150
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL-RE) (BBB/Baa2)(d)
1,605,000	0.000			01/15/2026		1,243,089
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (BBB/NR)
1,000,000	5.000			01/15/2029		1,121,880
Stockton Unified School District GO Refunding Bonds Series 2016 (A+/A2)
2,735,000	5.000			08/01/2025		3,218,165
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B-/B3)
1,650,000	5.375			06/01/2038		1,652,508
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(e)
5,000,000	(3 Mo. LIBOR + 0.74%), 1.972			05/15/2043		4,300,500
Vernon California Redevelopment Agency Tax Allocation for Industrial Redevelopment Project Series 2005 (NATL-RE) (NR/Baa2)
725,000	5.250			09/01/2019		725,399
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL-RE FGIC) (AA-/Baa2)(d)
1,175,000	0.000			08/01/2025		942,609

						223,866,926

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate		Maturity Date		Value
Municipal Bonds – (continued)
Colorado – 3.6%
Adams County School District No. 1 GO Bonds for Mapleton Public Schools Series 2017 (ST AID WITHHLDG) (NR/Aa2)
$7,235,000	5.250%		12/01/2040		$8,444,186
Belleview Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 (NR/NR)
1,295,000	4.500		12/01/2029		1,309,802
Brighton Crossing Metropolitan District No. 4 Limited Tax GO Bonds Series 2017 A (NR/NR)
525,000	5.000		12/01/2037		539,763
Centerra Metropolitan District No. 1 Special RB Refunding & Improvement Bonds Series 2017 (NR/NR)(f)
4,000,000	5.000		12/01/2029		4,325,320
500,000	5.000		12/01/2047		512,435
Cherry Creek Colorado School District No. 5 GO Bonds Series 2017 C (ST AID WITHHLDG) (AA+/Aa1)
2,455,000	6.000		12/15/2029		3,161,598
7,565,000	6.000		12/15/2030		9,704,912
Colorado Health Facilities Authority RB Refunding for Christian Living Neighborhoods Project Series 2016 (NR/NR)
200,000	4.000		01/01/2019		202,728
Colorado Health Facilities Authority RB Refunding for Covenant Retirement Communities, Inc. Series 2015 A (BBB+/NR)
625,000	4.000		12/01/2019		645,931
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (BBB/NR)
1,150,000	5.000		06/01/2047		1,247,531
Cornerstar Metropolitan District GO Refunding Bonds Series 2017 A (NR/NR)
500,000	3.500		12/01/2021		508,275
500,000	4.500		12/01/2027		518,675
Denver City & County Airport COPS Refunding Series 2008 A-2 (AA+/Aa1)(b)(c)
2,000,000	1.550		04/02/2018		2,000,000
Denver City & County Airport RB Series 2013 A (AMT) (A/A2)
5,000,000	5.500		11/15/2029		5,660,850
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (BBB/NR)(f)
4,995,000	5.000		12/01/2025		5,601,393
2,490,000	5.000		12/01/2026		2,792,560
Denver Colorado Health and Hospital Authority Healthcare RB Series 2007 B (BBB/NR)(e)
5,000,000	(3 Mo. LIBOR + 1.10%), 2.444		12/01/2033		4,630,350
Dominion Water & Sanitation District Tap Fee RB Series 2016 (NR/NR)
925,000	5.750		12/01/2036		970,380
2,500,000	6.000		12/01/2046		2,615,475
E-470 Public Highway Authority RB Series 2010 A (A-/A3)(d)
6,000,000	0.000		09/01/2040		2,530,320
E-470 Public Highway Authority Senior RB Series 2017 B (A-/A3)(b)
2,000,000	(1 Mo. LIBOR + 1.05%), 2.307		09/01/2021		2,018,840

Municipal Bonds – (continued)
Colorado – (continued)
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2016 (NR/NR)
500,000		4.375		12/01/2031		488,655
500,000		5.000		12/01/2046		504,195
Serenity Ridge Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
565,000		4.500		12/01/2028		566,328
Southlands Metropolitan District No. 1 GO Refunding Bonds Series 2017 A-1 (NR/Ba1)
275,000		3.000		12/01/2022		274,401
1,000,000		5.000		12/01/2037		1,076,100
Southlands Metropolitan District No. 1 GO Refunding Bonds Series 2017 A-2 (NR/Ba1)
115,000		3.000		12/01/2022		114,749
100,000		3.500		12/01/2027		99,267
115,000		5.000		12/01/2037		123,657
325,000		5.000		12/01/2047		346,252
St. Vrain Lakes Metropolitan District No. 2 Limited Tax GO Bonds Series 2017 A (NR/NR)
1,000,000		5.000		12/01/2037		1,002,490
Sterling Hills West Metropolitan District GO Refunding Bonds Series 2017 (NR/Baa2)
350,000		5.000		12/01/2032		391,790
Sterling Ranch Community Authority Board Limited Tax Special Senior RB Series 2017 A (MUN GOVT GTD) (NR/NR)
1,000,000		5.000		12/01/2030		1,027,270

						65,956,478

Connecticut – 1.9%
Connecticut State GO Bonds Series 2016 D (A+/A1)
2,490,000		5.000		08/15/2020		2,652,821
Connecticut State GO Refunding Bonds Series 2017 B (A+/A1)
5,000,000		5.000		04/15/2028		5,688,900
Connecticut State Health & Educational Facilities Authority RB Refunding for Yale University Series 2017 C-1 (AAA/Aaa)(b)(c)
3,000,000		5.000		02/01/2028		3,638,190
Connecticut State Health & Educational Facilities Authority RB Refunding for Yale University Series 2017 C-2 (AAA/Aaa)(b)(c)
8,260,000		5.000		02/01/2023		9,354,037
Hartford County Metropolitan District GO Bonds Series 2016 C (AGM) (AA/Aa3)
5,540,000		5.000		11/01/2026		6,537,588
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (B-/NR)(f)
3,760,000		7.000		02/01/2045		3,977,967
West Haven GO Bonds Series 2017 A (BBB/Baa3)
325,000		5.000		11/01/2025		348,471
325,000		5.000		11/01/2026		349,125
325,000		5.000		11/01/2027		349,567
West Haven GO Bonds Series 2017 B (BBB/Baa3)
645,000		5.000		11/01/2024		689,267
240,000		5.000		11/01/2026		257,815

						33,843,748

Delaware – 0.4%
New Castle County Delaware GO Bonds Series 2015 (AAA/Aaa)
5,000,000		5.000		10/01/2026		5,913,150

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Delaware – (continued)
University of Delaware RB Series 2015 (AA+/Aa1)
$1,805,000	5.000%	11/01/2033	$2,068,295

			7,981,445

District of Columbia – 1.6%
District of Columbia GO Bonds Series 2007 A (NATL-RE) (AA/Aa1)
10,080,000	3.000	06/01/2030	9,948,053
District of Columbia GO Refunding Bonds Series 2017 A (AA/Aa1)
10,000,000	5.000	06/01/2035	11,661,000
1,300,000	4.000	06/01/2037	1,370,343
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (A-/Baa1)
885,000	6.500	05/15/2033	1,001,369
District of Columbia Water & Sewer Authority RB Public Utility Senior Lien Series 2009 A (AAA/Aa1)(a)
5,000,000	6.000	10/01/2018	5,110,150

			29,090,915

Florida – 9.9%
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB/NR)
360,000	2.500	05/01/2024	349,866
370,000	3.000	05/01/2025	365,571
380,000	3.000	05/01/2026	371,439
395,000	3.125	05/01/2027	385,966
Anthem Park Community Development District Special Assessment RB Refunding Subordinate Series 2016 A-2 (NR/NR)
395,000	4.250	05/01/2027	378,311
410,000	4.750	05/01/2036	383,510
Arbor Greene Community Development District Special Assessment Refunding Series 2006 (A/NR)
440,000	5.000	05/01/2019	449,319
Arborwood Community Development District RB Capital Improvement Refunding Subordinate Lien Series 2018 A-2 (NR/NR)
1,000,000	4.125	05/01/2023	1,000,690
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)
210,000	5.000	05/01/2028	211,067
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)
605,000	5.375	05/01/2028	601,025
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (BBB+/NR)
175,000	2.250	05/01/2022	174,321
175,000	2.500	05/01/2023	174,501
180,000	2.500	05/01/2024	176,504
185,000	3.000	05/01/2025	184,062
195,000	3.000	05/01/2026	192,514
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
100,000	4.500	11/01/2025	104,032

Municipal Bonds – (continued)
Florida – (continued)
185,000	5.000	11/01/2036	198,020
320,000	5.000	11/01/2048	338,951
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB+/NR)
495,000	4.250	05/01/2029	523,071
490,000	4.500	05/01/2035	509,429
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
135,000	2.500	05/01/2023	134,615
140,000	2.750	05/01/2024	139,222
90,000	3.000	05/01/2025	89,544
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (BBB-/NR)
315,000	3.500	05/01/2023	327,789
325,000	3.500	05/01/2024	337,074
340,000	3.500	05/01/2025	350,543
350,000	3.500	05/01/2026	358,418
365,000	3.500	05/01/2027	370,106
Bellagio Community Development District Special Assessment Bond Series 2016 (BBB-/NR)
160,000	2.500	11/01/2022	157,746
160,000	2.750	11/01/2023	157,715
170,000	3.000	11/01/2025	166,267
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
235,000	2.500	05/01/2023	232,011
245,000	2.500	05/01/2024	237,439
250,000	3.000	05/01/2025	245,452
255,000	3.000	05/01/2026	248,021
535,000	4.250	05/01/2037	550,237
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(f)
1,250,000	5.500	10/01/2036	1,218,862
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A+/A1)
1,000,000	4.000	10/01/2034	1,038,060
City of West Palm Beach Utility System RB Series 2017 A (AA+/Aa2)
15,000,000	5.000	10/01/2042	17,262,000
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
790,000	5.375	05/01/2036	790,118
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (BBB/NR)
880,000	2.375	05/01/2023	858,326
900,000	2.500	05/01/2024	872,712
925,000	2.750	05/01/2025	898,813
920,000	3.000	05/01/2026	900,551
985,000	3.200	05/01/2027	969,703
1,015,000	3.250	05/01/2028	993,583
1,500,000	3.750	05/01/2046	1,432,170

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Corkscrew Farms Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(f)
$400,000	3.750%	11/01/2023	$399,988
700,000	4.500	11/01/2028	698,229
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)
129,000	3.000	05/01/2023	130,394
133,000	3.250	05/01/2024	134,390
138,000	3.500	05/01/2025	139,813
143,000	3.625	05/01/2026	145,354
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (A-/NR)
195,000	2.875	05/01/2021	199,187
200,000	3.000	05/01/2022	204,398
205,000	3.250	05/01/2023	210,806
210,000	3.375	05/01/2024	215,046
220,000	3.500	05/01/2025	225,973
215,000	4.125	05/01/2035	222,871
County of Broward Airport System RB Series 2017 (AMT) (A+/A1)
1,550,000	5.000	10/01/2047	1,728,482
Crossings at Fleming Island Community Development District Special Assessment RB Refunding Senior Lien Series 2014 A-1 (BBB/NR)
2,025,000	4.000	05/01/2024	2,118,130
Davenport Road South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
300,000	3.750	11/01/2023	300,396
730,000	4.500	11/01/2028	732,037
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
700,000	3.750	05/01/2034	699,979
965,000	4.000	05/01/2037	974,505
East Central Regional Wastewater Treatment Facilities Operation Board RB Refunding for Wastewater Treatment Facilities Series 2017 (AA+/NR)
3,535,000	5.000	10/01/2044	4,074,335
Florida Development Finance Corp. Surface Transportation Facility RB for Brightline Passenger Rail Project Series 2017 (AMT) (BB-/NR)(b)(c)(f)
2,800,000	5.625	01/01/2028	2,881,144
Florida State Municipal Power Agency RB Series 2009 A (A+/A2)(a)
1,000,000	6.250	10/01/2019	1,067,630
Flow Way Community Development District Special Assessment Bonds for Phase 6 Project Series 2017 (NR/NR)
200,000	4.000	11/01/2028	198,632
500,000	5.000	11/01/2038	528,170
Grand Bay at Doral Community Development District Special Assessment for South Parcel Assessment Area Project Series 2016 (NR/NR)
845,000	4.250	05/01/2026	861,494

Municipal Bonds – (continued)
Florida – (continued)
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
920,000	5.000	11/15/2036	962,145
Greater Orlando Aviation Authority RB Refunding Series 2012 A (AMT) (AA-/Aa3)
2,050,000	5.000	10/01/2021	2,250,018
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
370,000	3.375	05/01/2021	367,913
550,000	3.875	05/01/2026	543,945
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (BBB+/NR)(f)
265,000	4.000	05/01/2024	281,891
265,000	4.000	05/01/2025	280,394
140,000	4.000	05/01/2026	148,119
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (AA/NR)
215,000	4.000	05/01/2024	223,944
225,000	4.000	05/01/2025	234,144
235,000	4.000	05/01/2026	244,207
240,000	4.000	05/01/2027	250,018
250,000	4.000	05/01/2028	259,842
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (BBB/NR)
585,000	3.375	05/01/2023	604,457
605,000	3.500	05/01/2024	623,041
630,000	3.625	05/01/2025	647,231
650,000	3.750	05/01/2026	665,834
1,000,000	4.200	05/01/2031	1,051,860
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
1,225,000	4.250	05/01/2031	1,296,932
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Five Project Series 2017 (NR/NR)
275,000	4.250	11/01/2022	277,951
440,000	4.875	11/01/2027	454,612
1,015,000	5.375	11/01/2037	1,057,772
925,000	5.500	11/01/2047	961,963
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Six Project Series 2017 (NR/NR)
85,000	4.875	11/01/2027	87,823
370,000	5.500	11/01/2047	384,785
Hillcrest Community Development District Special Assessment Bonds for Capital Improvement Program Series 2018 (NR/NR)
790,000	4.000	11/01/2028	784,596
700,000	4.500	11/01/2038	689,815
K-Bar Ranch II Community Development District Special Assessment Bonds Series 2017 A (NR/NR)(f)
1,175,000	4.500	05/01/2038	1,162,710
1,855,000	4.625	05/01/2048	1,829,716
Lakewood Ranch Stewardship District Special Assessment RB for Del Webb Project Series 2017 (NR/NR)(f)
630,000	3.650	05/01/2022	632,318

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
$520,000	4.300%	05/01/2027	$523,162
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
1,840,000	4.250	05/01/2025	1,863,773
1,705,000	4.875	05/01/2035	1,739,185
975,000	4.875	05/01/2045	981,055
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
500,000	4.000	05/01/2022	502,760
940,000	4.625	05/01/2027	972,712
1,000,000	5.250	05/01/2037	1,061,480
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
450,000	4.000	05/01/2021	455,008
230,000	4.250	05/01/2026	234,363
5,160,000	5.000	05/01/2036	5,379,094
5,160,000	5.125	05/01/2046	5,351,436
Landings at Miami Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
250,000	3.625	11/01/2023	249,370
560,000	4.125	11/01/2028	556,192
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (BBB+/NR)
330,000	3.500	05/01/2025	340,444
340,000	3.500	05/01/2026	348,422
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)
930,000	5.375	05/01/2030	930,828
Meadow Pines Community Development District Special Assessment Refunding Bonds Senior Lien Series 2014 1 (A-/NR)
750,000	4.450	05/01/2030	798,555
Mediterranea Community Development District Special Assessment Refunding & Improvement Bonds for Area Two Project Series 2017 (NR/NR)
250,000	3.500	05/01/2023	249,650
Miami Special Obligation Non-Ad Valorem RB Refunding Series 2011 A (AGM) (AA/Aa3)(a)
2,700,000	6.000	02/01/2021	3,007,233
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (A+/Aa3)(f)
9,500,000	5.000	03/01/2030	10,484,675
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
250,000	4.000	11/01/2023	255,772
250,000	4.750	11/01/2027	261,058
850,000	5.125	11/01/2039	890,265
2,350,000	5.250	11/01/2049	2,486,159
Miami-Dade County IDA Solid Waste Disposal RB for Waste Management Inc. Project Series 2008 (A-/NR)(b)(c)
4,000,000	1.450	08/01/2018	3,992,000
Miromar Lakes Community Development District Capital Improvement RB Refunding Series 2015 (NR/NR)
570,000	3.500	05/01/2020	572,143

Municipal Bonds – (continued)
Florida – (continued)
North Sumter County Utility Dependent District RB Series 2010 (AGM) (AA/A2)
1,250,000	5.375	10/01/2040	1,346,138
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2016 (NR/NR)
3,285,000	5.875	11/01/2037	3,548,227
3,500,000	6.000	11/01/2047	3,708,950
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (BBB/NR)
520,000	2.500	05/01/2022	518,794
530,000	2.750	05/01/2023	529,496
350,000	3.750	05/01/2031	350,235
1,045,000	4.000	05/01/2036	1,050,831
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2017 (BBB-/NR)
500,000	3.500	05/01/2021	500,160
300,000	4.000	05/01/2027	298,878
Pentathlon Community Development District Special Assessment Revenue Refunding Series 2012 (A-/NR)
1,330,000	4.500	11/01/2033	1,350,748
Randal Park Community Development District Special Assessment RB Series 2015 (NR/NR)
715,000	4.250	11/01/2025	720,548
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB+/NR)
890,000	4.000	05/01/2035	892,065
South Fork East Community Development District Capital Improvement RB Refunding Series 2017 (BBB/NR)
425,000	3.000	05/01/2023	425,790
435,000	3.250	05/01/2024	438,341
450,000	3.450	05/01/2025	454,505
465,000	3.625	05/01/2026	470,357
1,000,000	4.125	05/01/2036	1,002,600
South Fork III Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
475,000	4.000	05/01/2024	475,883
590,000	4.625	05/01/2029	582,183
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
350,000	2.500	11/01/2023	344,253
355,000	2.750	11/01/2024	349,526
370,000	3.000	11/01/2025	365,293
585,000	4.250	11/01/2037	600,485
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (NR/Aa3)(a)
2,000,000	6.500	11/15/2019	2,147,060
Stonebrier Community Development District Special Assessment Refunding Series 2016 (A-/NR)
265,000	2.500	05/01/2023	258,855
270,000	2.500	05/01/2024	261,036
280,000	3.000	05/01/2025	279,641
290,000	3.000	05/01/2026	287,938
Talis Park Community Development District Capital Improvement RB Refunding Senior Series 2016 A-1 (BBB+/NR)
190,000	2.500	05/01/2023	189,459

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Talis Park Community Development District Capital Improvement RB Refunding Senior Series 2016 A-1 (BBB+/NR) – (continued)
$190,000	2.500%	05/01/2024	$186,310
200,000	3.000	05/01/2025	198,986
205,000	3.000	05/01/2026	202,386
1,135,000	3.500	05/01/2031	1,144,534
1,370,000	4.000	05/01/2036	1,405,182
Tampa Palms Open Space & Transportation Community Development District Special Assessment Refunding for Capital Improvement Area 7 Project Series 2004 (NATL-RE) (A/Baa2)
305,000	4.500	05/01/2018	305,653
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
220,000	3.625	05/01/2021	222,862
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (BBB+/NR)
205,000	3.000	05/01/2027	199,420
215,000	3.125	05/01/2028	210,526
Tolomato Community Development District Special Assessment GO Refunding Bonds Senior Lien Series 2018 A-1 (AGM) (AA/NR)
350,000	3.500	05/01/2032	343,875
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 A-2 (NR/NR)(f)
585,000	5.200	05/01/2028	585,889
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 B-2 (NR/NR)
300,000	4.625	05/01/2028	298,914
Touchstone Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
505,000	4.250	06/15/2028	506,722
TSR Community Development District Special Assessment RB for Village 1 Project Series 2015 (NR/NR)
265,000	3.625	11/01/2020	265,421
530,000	4.375	11/01/2025	531,421
Turnbull Creek Community Development District Senior Special Assessment Refunding Bonds Series 2015 A-1 (BBB/NR)
1,000,000	4.250	05/01/2031	1,049,870
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (BBB/NR)
360,000	2.125	05/01/2022	353,283
370,000	2.250	05/01/2023	361,283
375,000	2.500	05/01/2024	366,896
385,000	2.625	05/01/2025	375,367
400,000	3.000	05/01/2026	396,588
410,000	3.125	05/01/2027	408,229
425,000	3.250	05/01/2028	424,269
Ventana Community Development District Special Assessment RB Series 2018 (NR/NR)(f)
500,000	4.000	05/01/2024	499,720
1,000,000	4.625	05/01/2029	988,450
1,000,000	5.000	05/01/2038	983,780

Municipal Bonds – (continued)
Florida – (continued)
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
1,570,000	3.750	05/01/2026	1,542,038
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (BBB/NR)(f)
345,000	3.250	05/01/2024	348,605
360,000	3.500	05/01/2025	364,731
370,000	3.625	05/01/2026	376,090
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
680,000	4.750	11/01/2025	693,743
Verona Walk Community Development District Special Assessment Senior Lien RB Refunding for Capital Improvement Series 2013 A-1 (A+/NR)
500,000	4.250	05/01/2030	527,585
Village Community Development District No. 12 Special Assessment RB Series 2018 (NR/NR)(f)
1,000,000	3.250	05/01/2023	1,001,890
1,000,000	3.800	05/01/2028	1,003,480
2,000,000	4.000	05/01/2033	2,008,260
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (A-/NR)
355,000	4.000	05/01/2026	372,232
350,000	4.000	05/01/2027	365,442
360,000	4.000	05/01/2028	372,751
375,000	4.000	05/01/2029	387,105
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (BAM) (AA/NR)
1,980,000	3.500	05/01/2032	1,962,556
2,365,000	4.000	05/01/2037	2,386,474
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
220,000	2.750	11/01/2024	215,318
225,000	3.000	11/01/2025	220,651
230,000	3.200	11/01/2026	226,263
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
795,000	5.500	05/01/2034	850,785
925,000	5.750	05/01/2044	994,495
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
2,150,000	4.000	05/01/2031	2,204,804
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
2,420,000	5.500	11/01/2045	2,562,006
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
135,000	4.875	05/01/2036	138,668
250,000	5.000	05/01/2047	256,305
Wynnfield Lakes Community Development District Special Assessment Refunding Bonds Series 2014 (BBB+/NR)
1,465,000	4.500	05/01/2036	1,507,324

			180,701,151

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date		Value
Municipal Bonds – (continued)
Georgia – 1.3%
Atlanta Airport RB Refunding Series 2012 C (AMT) (AA-/Aa3)
$1,250,000	5.000%		01/01/2027		$1,363,800
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project First Series 2008 (A-/A3)(b)(c)
3,500,000	1.650		06/18/2021		3,372,040
Burke County Development Authority Pollution Control RB for Oglethorpe Power Corporation Vogtle Series 2017 F (A-/Baa1)(b)(c)
9,475,000	3.000		02/01/2023		9,357,131
Gainesville & Hall County Development Authority RB Refunding for Riverside Military Academy Series 2017 (BBB-/NR)
700,000	5.000		03/01/2027		760,767
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Series 2009 A (AA+/Aa2)(a)
4,075,000	5.250		07/01/2019		4,256,419
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(e)
5,200,000	(3 Mo. LIBOR + 0.65%), 2.199		10/01/2033		4,753,320

					23,863,477

Guam – 1.3%
Guam Government Business Privilege Tax RB Refunding Series 2015 D (A/NR)
3,000,000	5.000		11/15/2022		3,254,820
Guam Government Business Privilege Tax RB Series 2012 B-1 (A/NR)
2,980,000	5.000		01/01/2029		3,075,181
Guam Government Limited Obligation RB Section 30 Series 2009 A (BBB+/NR)(a)
850,000	5.625		12/01/2019		905,258
750,000	5.750		12/01/2019		800,288
Guam Government Limited Obligation RB Section 30 Series 2016 A (BBB+/NR)
2,755,000	5.000		12/01/2025		2,968,981
2,255,000	5.000		12/01/2026		2,435,716
2,000,000	5.000		12/01/2027		2,147,620
Guam Power Authority RB 2014 Series A (AGM) (AA/A2)
325,000	5.000		10/01/2039		352,287
250,000	5.000		10/01/2044		270,085
Guam Power Authority RB Refunding Series 2012 A (AGM) (AA/A2)
1,500,000	5.000		10/01/2024		1,635,765
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
1,030,000	5.000		01/01/2046		1,094,622
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (A-/Baa2)
350,000	5.000		07/01/2025		389,077
525,000	5.000		07/01/2026		582,813
350,000	5.000		07/01/2027		390,558
370,000	5.000		07/01/2028		411,022
525,000	5.000		07/01/2029		581,023

Municipal Bonds – (continued)
Guam – (continued)
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (A-/Baa2) – (continued)
700,000		5.000		07/01/2030		771,799
700,000		5.000		07/01/2031		768,908
700,000		5.000		07/01/2032		766,038

						23,601,861

Hawaii – 0.3%
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2017 B (AMT) (A-/Baa2)
5,025,000		4.000		03/01/2037		5,027,513

Idaho – 0.2%
Idaho Health Facilities Authority RB for St. Luke’s Health System Project Series 2008 (A-/A3)
1,000,000		6.750		11/01/2037		1,027,480
Nez Perce County PCRB Refunding for Potlatch Corp. Project Series 2016 (BB+/Ba1)
2,000,000		2.750		10/01/2024		1,970,700

						2,998,180

Illinois – 9.5%
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2016 (A/NR)
3,550,000		6.000		04/01/2046		4,156,517
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2017 (A/NR)
760,000		5.000		04/01/2034		826,515
575,000		5.000		04/01/2035		623,501
525,000		5.000		04/01/2036		568,045
490,000		5.000		04/01/2037		529,014
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE FGIC) (B/Baa2)(d)
1,895,000		0.000		12/01/2026		1,298,757
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE) (B/Baa2)(d)
2,880,000		0.000		12/01/2029		1,694,621
Chicago Illinois Board of Education GO Bonds Capital Appreciation Series 2009 C (BBB+/Ba1)(d)
510,000		0.000		01/01/2031		275,191
Chicago Illinois Board of Education GO Bonds Series 2015 C (B/NR)
2,500,000		6.000		12/01/2035		2,655,950
Chicago Illinois Board of Education GO Refunding Bonds Series 1999 A (NATL-RE) (B/Baa2)(d)
3,395,000		0.000		12/01/2023		2,689,146
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Revenues Series 2012 A (B/B3)
4,235,000		5.000		12/01/2042		4,100,581
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (B/B3)
2,300,000		6.038		12/01/2029		2,207,747
2,500,000		6.138		12/01/2039		2,345,225
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (B/NR)
5,160,000		7.000		12/01/2044		5,955,208

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (B/NR)
$7,125,000	6.500%	12/01/2046	$8,098,916
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (BBB+/Ba1)(d)
750,000	0.000	01/01/2032	382,477
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (BBB+/Ba1)
300,000	5.500	01/01/2037	316,905
2,720,000	5.500	01/01/2040	2,874,904
Chicago Illinois GO Bonds Project Refunding Series 2014 A (BBB+/Ba1)
1,500,000	5.250	01/01/2033	1,562,445
630,000	5.000	01/01/2034	646,708
490,000	5.000	01/01/2036	501,250
Chicago Illinois GO Bonds Project Refunding Series 2017 A (BBB+/NR)
3,375,000	6.000	01/01/2038	3,786,649
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
640,000	5.000	01/01/2040	645,664
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
150,000	5.000	01/01/2034	152,341
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
1,320,000	5.500	01/01/2039	1,391,240
Chicago Illinois GO Refunding Bonds Capital Appreciation Series 2007 C (NATL-RE) (BBB+/Baa2)
4,405,000	5.000	01/01/2030	4,410,815
Chicago Illinois GO Refunding Bonds for Taxable Project Series 2014 B (BBB+/Ba1)
3,000,000	6.314	01/01/2044	3,017,820
Chicago Illinois GO Refunding Bonds Series 2009 C (BBB+/Ba1)
675,000	5.000	01/01/2040	679,117
Chicago Illinois GO Refunding Bonds Series 2015 C (BBB+/NR)
2,545,000	5.000	01/01/2024	2,731,014
4,435,000	5.000	01/01/2025	4,781,595
1,200,000	5.000	01/01/2038	1,234,836
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2013 A (AMT) (A/A3)
2,500,000	5.500	01/01/2029	2,787,225
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2015 A (AMT) (A/NR)
1,270,000	5.000	01/01/2023	1,412,367
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 D (A/NR)
3,000,000	5.250	01/01/2035	3,488,070
Chicago Illinois Sales Tax Refunding Series 2002 (ETM) (BBB-/NR)(a)
1,000,000	5.000	01/01/2025	1,165,040
Chicago Illinois Tax Increment Allocation RB Refunding for Pilsen Redevelopment Project Series 2014 A (A/NR)
1,135,000	5.000	06/01/2020	1,202,918
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (AGM) (AA/NR)
475,000	5.250	01/01/2042	536,745
1,330,000	4.000	01/01/2052	1,338,725

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2000 (A/Baa2)
600,000	5.000	11/01/2029	672,786
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2004 (A/NR)
1,500,000	5.000	11/01/2026	1,720,485
Cook County School District No. 95 GO Refunding Bonds for Brookfield-Lagrange Park Project Series 2017 A (NR/Aa2)
840,000	4.000	12/01/2023	897,859
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (BBB-/NR)
1,425,000	4.000	05/15/2027	1,478,010
Illinois Finance Authority RB Refunding for University of Chicago Series 2018 A (AA-/Aa2)
2,100,000	5.000	10/01/2041	2,392,635
Illinois Sports Facilities Authority Refunding Bonds Series 2014 (AGM) (AA/NR)
4,160,000	5.000	06/15/2027	4,531,488
Illinois State GO Bonds for Build America Bonds Series 2010-5 (BBB-/Baa3)
1,780,000	7.350	07/01/2035	1,942,817
Illinois State GO Bonds Pension Funding Series 2003 (BBB+/Baa3)
4,165,000	5.100	06/01/2033	3,903,979
Illinois State GO Bonds Series 2012 (BBB-/Baa3)
1,505,000	5.000	03/01/2021	1,566,073
Illinois State GO Bonds Series 2013 (BBB-/Baa3)
5,000,000	5.500	07/01/2024	5,368,450
5,500,000	5.250	07/01/2028	5,685,240
5,120,000	5.500	07/01/2038	5,264,896
Illinois State GO Bonds Series 2017 C (BBB-/Baa3)
26,130,000	5.000	11/01/2029	27,013,194
Illinois State GO Bonds Series 2017 D (BBB-/Baa3)
2,995,000	5.000	11/01/2027	3,115,100
Illinois State GO Refunding Bonds Series 2016 (AGM) (AA/A2)
3,950,000	4.000	02/01/2030	4,104,801
1,185,000	4.000	02/01/2031	1,225,977
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (BB+/Baa2)(d)
2,610,000	0.000	12/15/2031	1,394,132
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (BB+/NR)
1,540,000	5.700	06/15/2024	1,719,687
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (NR/NR)(a)
460,000	5.700	06/15/2022	531,245
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2012 B (ST APPROP) (BB+/NR)
1,000,000	5.000	12/15/2028	1,034,340
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (BB+/NR)
2,000,000	5.000	12/15/2028	2,189,680
300,000	5.000	12/15/2032	324,408

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date		Value
Municipal Bonds – (continued)
Illinois – (continued)
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (BB+/NR) – (continued)
$600,000	5.000%		12/15/2033		$646,314
500,000	5.000		12/15/2034		536,930
1,260,000	0.000(g)		12/15/2037		683,613
3,500,000	0.000(g)		12/15/2042		1,862,805
3,850,000	0.000(g)		12/15/2047		2,022,829
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (BBB+/NR)(a)
1,125,000	6.000		06/01/2021		1,265,468
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (AA/NR)(d)
6,000,000	0.000		12/01/2025		4,510,380
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (AA/A2)
4,000,000	3.500		03/01/2030		4,029,280
State of Illinois GO Bonds Series 2010-1 (BBB-/Baa3)
635,000	6.630		02/01/2035		660,476

					173,367,181

Indiana – 0.2%
Jasper County PCRB Refunding for Northern Indiana Public Service Co. Project RMKT 08/25/08 Series 1994 C (NATL-RE) (BBB+/Baa1)
650,000	5.850		04/01/2019		674,440
Whiting City Environmental Facilities RB for BP Products North America Inc. Project Series 2015 (AMT) (A-/A1)(b)(c)
3,000,000	5.000		11/01/2022		3,369,420

					4,043,860

Iowa – 0.2%
Board of Regents Academic Building RB Refunding for Iowa State University of Science & Technology Series 2017 A (AA/Aa2)
1,480,000	3.000		07/01/2028		1,491,884
1,500,000	3.000		07/01/2029		1,492,860
Coralville Iowa COPS Series 2016 E (BBB/NR)
300,000	4.000		06/01/2019		307,371
460,000	4.000		06/01/2020		478,856
500,000	4.000		06/01/2021		526,075

					4,297,046

Kentucky – 1.6%
Kentucky Asset Liability Commission General Fund RB Refunding for Floating Rate Project Notes Series 2007 A (NATL-RE) (A/A1)(e)
6,440,000	(3 Mo. LIBOR + 0.53%, 15.00% Cap), 1.718		11/01/2027		6,286,728
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (AA/A2)
1,200,000	4.000		06/01/2037		1,216,512
400,000	4.000		06/01/2045		401,204
Kentucky Public Energy Authority Gas Supply RB Series 2018 A (NR/A3)(b)(c)
8,500,000	4.000		04/01/2024		9,049,610

Municipal Bonds – (continued)
Kentucky – (continued)
Louisville & Jefferson County Metropolitan Government Health System RB for Norton Healthcare, Inc. Series 2016 A (A-/NR)
3,175,000		4.000		10/01/2034		3,227,641
4,600,000		4.000		10/01/2036		4,642,918
University of Kentucky General Receipts Refunding Bonds Series 2015 A (AA/Aa2)
3,260,000		4.000		04/01/2026		3,558,877

						28,383,490

Louisiana – 1.8%
East Baton Rouge Parish Louisiana Sales Tax RB for Road and Street Improvement Series 2009 A (ASSURED GTY) (AA/A2)(a)
1,230,000		5.250		08/01/2019		1,287,392
Louisiana Local Government Environmental Facilities & Community Development Authority RB Refunding for Westlake Chemical Corp. Projects Series 2017 (BBB/Baa3)
9,515,000		3.500		11/01/2032		9,386,357
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Southeastern Louisiana Student Series 2004 B (NATL-RE) (NR/A3)(c)
2,925,000		2.765		08/01/2034		2,685,062
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. - Student Housing & Parking Project Series 2017 (AGM) (AA/NR)
900,000		2.750		10/01/2023		916,128
670,000		5.000		10/01/2023		759,170
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 A (A/A2)
2,125,000		3.375		09/01/2028		2,144,656
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 B (A/A2)
1,625,000		3.500		06/01/2030		1,640,958
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2017 (A-/A3)
3,695,000		4.000		05/15/2042		3,723,008
3,000,000		5.000		05/15/2046		3,277,500
New Orleans Aviation Board GARBs Series 2015 B (AMT) (A-/A3)
3,750,000		5.000		01/01/2034		4,127,700
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2017 B (AMT) (A-/A3)
1,000,000		5.000		01/01/2048		1,102,600
New Orleans Louisiana Aviation Board RB Refunding for Restructuring GARBs Series 2009 A-1 (ASSURED GTY) (AA/A3)(a)
1,350,000		6.000		01/01/2019		1,394,253
Port of New Orleans Board of Commissioners RB Refunding Series 2013 B (AMT) (A-/A3)
500,000		5.000		04/01/2030		542,680

						32,987,464

Maine – 0.1%
Maine Turnpike Authority RB Refunding Series 2015 (AA-/Aa3)
1,565,000		5.000		07/01/2026		1,818,217

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Maryland – 1.0%
Baltimore Maryland RB Refunding for Convention Center Hotel Project Series 2017 (BBB-/NR)
$2,000,000	5.000%	09/01/2046	$2,206,660
Baltimore Maryland Special Obligation Refunding for Baltimore Research Park Project Series 2017 A (NR/NR)
425,000	4.000	09/01/2027	440,665
650,000	4.500	09/01/2033	676,813
City of Annapolis GO Refunding Bonds for Public Improvements Series 2015 B (AA+/Aa2)
1,725,000	4.000	08/01/2027	1,928,395
Frederick County Maryland Special Tax for Lake Linganore Village Community Development Series 2001 A (ASSURED GTY) (AA/NR)
120,000	5.600	07/01/2020	120,331
555,000	5.700	07/01/2029	556,571
Maryland State GO Bonds for State & Local Facilities Loan Series 2013 B (AAA/Aaa)
10,000,000	5.000	03/15/2025	11,746,000

			17,675,435

Massachusetts – 2.8%
Commonwealth of Massachusetts GO Bonds Consolidated Loan of 2018 Series 2018 A (AA/Aa1)
10,000,000	5.000	01/01/2048	11,550,600
Massachusetts Bay Transportation Authority Sales Tax RB Refunding for Capital Appreciation Senior Series 2016 A (AA/Aa2)(d)
2,000,000	0.000	07/01/2021	1,874,940
Massachusetts Development Finance Agency RB for Harvard University Series 2010 B-2 (AAA/Aaa)(a)
5,000,000	5.250	02/01/2021	5,473,400
Massachusetts Development Finance Agency RB for Harvard University Series 2016 A (AAA/Aaa)
5,000,000	5.000	07/15/2036	6,358,450
16,500,000	5.000	07/15/2040	21,391,590
Massachusetts Educational Financing Authority RB Series 2008 H (AMT) (ASSURED GTY) (AA/A1)
725,000	6.350	01/01/2030	730,379
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 B (BBB/Baa2)(a)
2,575,000	5.750	07/01/2018	2,601,317
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 B (NR/NR)(a)
315,000	5.750	07/01/2018	318,260

			50,298,936

Michigan – 1.9%
Allendale Public School GO Refunding Bonds Series 2016 (Q-SBLF) (AA-/NR)
2,700,000	5.000	05/01/2023	3,041,928
City of Detroit Financial Recovery Series 2014 B-1 (NR/NR)(c)
2,525,000	4.000	04/01/2034	2,013,182
City of Detroit Financial Recovery Series 2014 C (NR/NR)
5,717,578	5.000	12/10/2026	5,717,235
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (A/NR)
1,000,000	3.875	10/01/2023	1,028,680

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 D-4 (A-/A3)
1,000,000	5.000	07/01/2034	1,101,100
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Department Sewage Disposal System Second Lien Local Project Series 2015 C (BBB+/Baa1)
1,945,000	5.000	07/01/2033	2,149,809
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (AGM) (AA/A2)
400,000	5.000	07/01/2035	444,028
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (NATL-RE FGIC) (BBB+/Baa1)
650,000	5.000	07/01/2036	710,710
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-1 (A-/A3)
1,000,000	5.000	07/01/2044	1,088,260
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (AA/A2)
325,000	5.000	07/01/2032	362,141
250,000	5.000	07/01/2033	277,817
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (A-/A3)
1,000,000	5.000	07/01/2029	1,125,850
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project Series 1995 CC (A/Aa3)(b)(c)
1,115,000	1.450	09/01/2021	1,075,295
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (CCC/NR)(d)
9,500,000	0.000	06/01/2052	565,820
Roseville Community School District GO Refunding Bonds (Q-SBLF) (AA-/NR)
1,000,000	5.000	05/01/2020	1,063,480
Warren Consolidated School District Unlimited Tax GO Refunding Bonds for School Building and Site Bonds Series 2016 (Q-SBLF) (AA-/NR)
1,145,000	5.000	05/01/2025	1,316,796
1,215,000	5.000	05/01/2026	1,409,874
3,705,000	5.000	05/01/2027	4,213,029
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Refunding Bonds Series 2015 B (Q-SBLF) (AA-/NR)
1,860,000	5.000	05/01/2022	2,048,288
Wayne County Airport Authority RB for Detroit Metropolitan Wayne County Airport Series 2017 B (AMT) (A/A2)
400,000	5.000	12/01/2033	453,012
1,065,000	5.000	12/01/2034	1,201,469
650,000	5.000	12/01/2035	731,010

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Michigan – (continued)
Wayne County Airport Authority RB for Detroit Metropolitan Wayne County Airport Series 2017 B (AMT) (A/A2) – (continued)
$800,000	5.000%	12/01/2036	$897,616
880,000	5.000	12/01/2037	984,315

			35,020,744

Minnesota – 0.2%
Minneapolis Minnesota Health Care System RB for Fairview Health Services Series 2008 A (A+/A2)(a)
1,500,000	6.750	11/15/2018	1,547,460
Minnesota Higher Education Facilities Authority RB Refunding for Bethel University Project Series 2017 (BBB-/NR)
500,000	5.000	05/01/2047	543,685
Minnesota State Trunk Highway GO Refunding Bonds Series 2017 E (AA+/Aa1)
1,680,000	3.000	10/01/2029	1,700,832

			3,791,977

Mississippi – 0.1%
Mississippi Development Bank Special Obligation RB for Hinds Community College District Capital Improvement Project Series 2009 (ASSURED GTY) (AA/Aa2)(a)
1,095,000	5.375	10/01/2019	1,154,962
Mississippi State GO Bonds Series 2015 F (AA/Aa2)
1,000,000	4.000	11/01/2035	1,059,650

			2,214,612

Missouri – 0.4%
Branson IDA Tax Increment RB Refunding for Branson Shoppes Redevelopment Project Series 2017 A (NR/NR)
250,000	3.000	11/01/2018	251,627
400,000	3.000	11/01/2019	404,060
400,000	3.000	11/01/2020	403,960
350,000	3.000	11/01/2021	351,768
350,000	4.000	11/01/2022	363,643
Kirkwood Industrial Development Authority Retirement Community RB Refunding for Aberdeen Heights Series 2017 A (BB/NR)
1,230,000	5.000	05/15/2018	1,234,551
Missouri Health & Educational Facilities Authority RB Series 2000 B (AA+/Aa1)(b)(c)
2,000,000	1.500	04/02/2018	2,000,000
St. Louis IDA Financing RB Refunding for Ballpark Village Development Project Series 2017 A (NR/NR)
1,405,000	4.375	11/15/2035	1,437,877

			6,447,486

Montana – 0.0%
City of Billings RB for Sewer System Series 2017 (AA+/Aa3)
575,000	5.000	07/01/2029	679,949

Nevada – 0.3%
City of Las Vegas Special Improvement District No. 813 for Summerlin Village 26 Local Improvement Bonds Series 2017 (NR/NR)
50,000	2.000	06/01/2018	50,025
50,000	3.000	06/01/2019	50,587
100,000	3.000	06/01/2020	101,635
135,000	3.000	06/01/2021	137,202

Municipal Bonds – (continued)
Nevada – (continued)
City of Las Vegas Special Improvement District No. 813 for Summerlin Village 26 Local Improvement Bonds Series 2017 (NR/NR) – (continued)
245,000	3.000	06/01/2022	248,063
Clark County School District Limited Tax GO Refunding Bonds Series 2015 B (AA-/A1)
1,000,000	5.000	06/15/2018	1,006,730
Henderson Nevada Local Improvement District No. T-18 (Inspirada) Special Assessment Refunding Limited Obligation Series 2016 (NR/NR)
1,285,000	4.000	09/01/2025	1,343,686
Washoe County Sierra Pacific Power Company Project RB Refunding for Nevada Gas & Water Facilities Series 2016 B (A+/A2)(b)(c)
1,800,000	3.000	06/01/2022	1,836,036

			4,773,964

New Hampshire – 0.8%
New Hampshire Business Finance Authority RB for Pollution Control Project Series 2001 A (AMT) (NATL-RE) (AA-/A1)(c)
11,150,000	3.046	05/01/2021	11,150,000
New Hampshire Health & Education Facilities Authority RB Refunding for Dartmouth College Issue Series 2017 (AA+/Aa1)
2,170,000	5.000	06/01/2028	2,654,062

			13,804,062

New Jersey – 5.6%
Atlantic City New Jersey Tax Appeal Refunding Bonds Series 2017 A (BAM) (ST AID WITHHLDG) (AA/Baa1)
300,000	5.000	03/01/2024	334,161
250,000	5.000	03/01/2026	283,842
New Jersey Economic Development Authority RB for Provident Group - Kean Properties L.L.C. - Kean University Student Housing Project Series 2017 A (BBB-/NR)
500,000	5.000	07/01/2032	546,200
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 (ASSURED GTY) (AA+/A3)(a)
1,000,000	6.000	12/15/2018	1,030,626
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 AA (BBB+/Baa1)
1,315,000	5.500	12/15/2029	1,364,155
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (BBB+/Baa1)(a)
360,000	5.000	09/01/2019	376,027
New Jersey Economic Development Authority RB for School Facilities Construction Series 2016 AAA (BBB+/Baa1)
4,000,000	5.500	06/15/2033	4,518,480
New Jersey Economic Development Authority RB Refunding for Port Newark Container Terminal LLC Project Series 2017 (AMT) (NR/Ba1)
4,325,000	5.000	10/01/2047	4,642,671
New Jersey Economic Development Authority RB Refunding for Provident Group - Montclair Properties L.L.C. - Montclair University Student Housing Project Series 2017 (AGM) (AA/A2)
1,300,000	5.000	06/01/2042	1,441,973

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Bonds Series 2009 AA (NR/Baa1)(a)
$2,685,000	5.500%	06/15/2019	$2,803,650
New Jersey Economic Development Authority RB Refunding for The Seeing Eye, Inc. - 2017 Project Series 2017 (A/NR)
785,000	3.000	06/01/2032	727,389
1,545,000	5.000	06/01/2032	1,796,804
New Jersey Educational Facilities Authority RB Refunding for Princeton University Series 2017 I (AAA/Aaa)
2,675,000	5.000	07/01/2033	3,189,750
New Jersey Educational Facilities Authority RB Refunding for The College of New Jersey Series 2016 F (A/A2)
1,250,000	3.000	07/01/2040	1,098,412
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (NR/Baa3)(a)
2,500,000	6.625	07/01/2018	2,529,925
New Jersey State Higher Education Assistance Authority RB for Student Loan Series 2008 A (AMT) (ASSURED GTY) (AA/Aaa)
1,460,000	6.125	06/01/2030	1,466,979
New Jersey State Turnpike Authority RB Refunding Series 2017 C-5 (A+/A2)(b)
5,000,000	(1 Mo. LIBOR + 0.46%, 8.00% Cap), 1.778	01/01/2021	5,015,600
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (BBB+/Baa1)(d)
19,675,000	0.000	12/15/2035	8,720,944
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2008 A (BBB+/Baa1)(d)
5,900,000	0.000	12/15/2038	2,205,774
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB+/Baa1)(d)
5,485,000	0.000	12/15/2026	3,804,341
7,390,000	0.000	12/15/2028	4,633,826
3,085,000	0.000	12/15/2029	1,841,282
1,155,000	0.000	12/15/2031	622,753
1,475,000	0.000	12/15/2037	580,516
New Jersey Transportation Trust Fund Authority RB for Federal Highway Reimbursement Notes Subseries 2016 A-2 (A+/Baa1)
10,000,000	5.000	06/15/2029	10,057,100
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB+/Baa1)
755,000	5.000	06/15/2046	795,506
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (BBB+/Baa1)(d)
4,675,000	0.000	12/15/2027	3,129,726
5,000,000	0.000	12/15/2031	2,750,650
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (AMBAC) (BBB+/Baa1)
1,325,000	5.250	12/15/2022	1,469,438

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (BBB+/Baa1)
1,000,000	5.000	06/15/2042	1,038,530
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2013 A (BBB+/Baa1)
2,535,000	5.000	06/15/2020	2,667,530
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2008 A (BBB+/Baa1)(d)
12,000,000	0.000	12/15/2037	4,722,840
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (BBB+/Baa1)(d)
15,000,000	0.000	12/15/2038	5,607,900
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (BBB+/Baa1)
6,515,000	5.500	06/15/2041	6,873,520
New Jersey Transportation Trust Fund Authority RB Subseries 2016 A-1 & Subseries A-2 (A+/Baa1)
6,000,000	5.000	06/15/2031	6,034,260
Township of Rockaway GO Bonds Series 2017 (ST AID WITHHLDG) (NR/Aa1)
1,535,000	2.000	07/15/2022	1,531,224

			102,254,304

New Mexico – 0.3%
Farmington City PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 A (BBB+/Baa2)(b)(c)
1,200,000	5.200	06/01/2020	1,272,660
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB+/Baa2)
2,500,000	5.900	06/01/2040	2,683,100
Santa Fe County New Mexico RB for Gross Receipts Series 2008 (AGM) (AA+/Aa3)(a)
1,000,000	5.250	06/01/2018	1,006,030

			4,961,790

New York – 6.6%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (BBB-/Baa3)
1,075,000	5.000	07/15/2042	1,193,400
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BB+/Baa3)
200,000	5.875	04/01/2042	207,932
City of New Rochelle Corp. for Local Development RB for Iona College Project Series 2015 A (BBB/Baa2)
325,000	5.000	07/01/2025	363,659
335,000	5.000	07/01/2026	373,471
425,000	5.000	07/01/2027	472,354
Erie County New York Industrial Development Agency RB for the City of Buffalo School District Series 2008 A (AGM) (ST AID WITHHLDG) (AA/Aa2)(a)
9,000,000	5.750	05/01/2018	9,029,430
Freddie Mac Multifamily ML Certificates RB Pass Through Series 2017 (AAA/Aaa)(e)(f)
7,348,394	(1 Mo. LIBOR + 0.50%), 2.372	01/25/2033	7,377,567

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date			Value
Municipal Bonds – (continued)
New York – (continued)
Metropolitan Transportation Authority RB Refunding RMKT 11/01/16 Subseries 2012 G-3 (A+/A1)(b)
$5,000,000	(1 Mo. LIBOR + 0.70%, 9.00% Cap), 1.962%		02/01/2020		$5,030,050
Metropolitan Transportation Authority RB Refunding Series 2016 C-2B (A+/A1)(b)(c)
3,250,000	5.000		02/15/2020		3,427,710
Metropolitan Transportation Authority RB Refunding Subseries 2012 G-4 (A+/A1)(b)
7,635,000	(1 Mo. LIBOR + 0.55%, 9.00% Cap), 1.812		11/01/2022		7,576,821
Metropolitan Transportation Authority RB Series 2011 B (A+/A1)(b)
7,510,000	(1 Mo. LIBOR + 0.55%, 9.00% Cap), 1.812		11/01/2022		7,452,774
New York City GO Bonds Fiscal 2006 Series H Subseries H1 (AA/Aa2)(b)(c)
2,000,000	1.580		04/02/2018		2,000,000
New York City GO Bonds Fiscal 2006 Series H Subseries H2 (AA/Aa2)(b)(c)
2,000,000	1.580		04/02/2018		2,000,000
New York City GO Bonds Fiscal 2015 Series F Subseries F6 (AA/Aa2)(b)(c)
2,000,000	1.580		04/02/2018		2,000,000
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2011 Subseries DD-2 (AA+/Aa1)(b)(c)
2,025,000	1.580		04/02/2018		2,025,000
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2014 Series AA Subseries AA1 (AA+/Aa1)(b)(c)
4,000,000	1.580		04/02/2018		4,000,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Subseries C-4 (AAA/Aa1)(b)(c)
2,000,000	1.580		04/02/2018		2,000,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2015 Subseries E-3 (AAA/Aa1)(b)(c)
2,000,000	1.580		04/02/2018		2,000,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2016 Subseries E-4 (AAA/Aa1)(b)(c)
2,000,000	1.580		04/02/2018		2,000,000
New York Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 Class E (BBB-/NR)
4,840,000	3.500		02/15/2048		4,840,484
New York Liberty Development Corporation RB for 3 World Trade Center Project Series 2014 (NR/NR)(f)
515,000	5.150		11/15/2034		563,997
2,825,000	5.000		11/15/2044		2,994,415
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 A (AAA/Aa1)
1,400,000	5.000		02/15/2027		1,660,400
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 D (AAA/Aa1)
6,190,000	5.000		02/15/2027		7,341,340

Municipal Bonds – (continued)
New York – (continued)
New York State Energy Research & Development Authority PCRB for Mohawk Power Corp. RMKT 05/01/03 Series 1985 B (AMBAC) (A/Aa3)(c)
1,190,000		4.692%		12/01/2025		1,190,000
New York State Energy Research & Development Authority PCRB for Mohawk Power Corp. RMKT 05/01/03 Series 1987 B (AMBAC) (A/Aa3)(c)
1,300,000		4.175		07/01/2027		1,300,000
New York State Energy Research & Development Authority PCRB for Mohawk Power Corp. RMKT 05/01/03 Series 1987 B-2 (AMBAC) (A/Aa3)(c)
1,630,000		4.466		07/01/2027		1,630,000
New York State Energy Research & Development Authority PCRB RMKT 05/01/03 Series 1986 A (AMT) (AMBAC) (NR/Aa3)(c)
2,890,000		4.175		12/01/2026		2,890,000
New York State Energy Research & Development Authority PCRB RMKT 05/01/03 Series 1987 A (AMBAC) (A/Aa3)(c)
550,000		3.900		03/01/2027		550,000
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A-/A2)(c)
5,400,000		2.244		07/01/2034		5,184,108
New York State Thruway Authority Junior Indebtedness RB Series 2013 A (A-/A3)
1,000,000		5.000		05/01/2019		1,035,410
New York State Urban Development Corp. General Purpose Personal Income Tax RB Series 2014 A (AAA/Aa1)
5,000,000		5.000		03/15/2031		5,642,800
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (AGM) (AA/A2)
3,975,000		4.000		07/01/2035		4,110,269
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2016 (AMT) (BB-/NR)
2,200,000		5.000		08/01/2020		2,324,564
2,405,000		5.000		08/01/2021		2,590,161
2,250,000		5.000		08/01/2031		2,370,960
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
700,000		5.000		07/01/2041		760,445
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (NR/A2)
700,000		5.000		07/01/2046		757,995
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (NR/Baa3)
3,250,000		5.250		01/01/2050		3,556,833
Suffolk County New York GO Bonds for Public Improvement Series 2016 A (AGM) (AA/NR)
4,080,000		2.000		06/15/2019		4,093,464
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (BBB/Baa2)
1,000,000		5.000		11/01/2023		1,113,950

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New York – (continued)
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (BBB/Baa2) – (continued)
$1,000,000	5.000%	11/01/2024	$1,124,910

			120,156,673

North Carolina – 0.2%
Charlotte North Carolina Water and Sewer System RB Series 2009 B (AAA/Aaa)
2,000,000	5.000	07/01/2038	2,136,460
North Carolina Eastern Municipal Power Agency Power System RB Series 2008 C (ETM) (ASSURED GTY) (AA/A3)(a)
100,000	6.000	01/01/2019	103,240
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Pennybyrn at Maryfield Series 2015 (NR/NR)
885,000	5.000	10/01/2018	897,470
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
620,000	4.000	09/01/2025	633,826

			3,770,996

Ohio – 3.0%
Buckeye Ohio Tobacco Settlement Financing Authority RB Asset-Backed Bonds for Capital Appreciation 1st Subordinate Series 2007 B (BBB+/NR)(d)
53,450,000	0.000	06/01/2047	3,548,545
Buckeye Ohio Tobacco Settlement Financing Authority RB Asset-Backed Bonds for Capital Appreciation 2nd Subordinate Series 2007 C (NR/NR)(d)
132,000,000	0.000	06/01/2052	3,895,320
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
1,000,000	6.500	06/01/2047	1,006,250
2,400,000	5.875	06/01/2047	2,363,208
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
23,685,000	5.125	06/01/2024	23,181,931
1,650,000	5.875	06/01/2030	1,637,839
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-3 (B-/Caa1)
1,700,000	6.250	06/01/2037	1,706,596
Centerville Ohio Health Care RB Refunding and Improvement for Graceworks Lutheran Services Series 2017 (NR/NR)
275,000	5.000	11/01/2020	290,078
285,000	5.000	11/01/2021	303,896
400,000	5.000	11/01/2022	430,248
420,000	5.000	11/01/2023	454,982
City of Columbus Various Purpose Unlimited Tax Bonds Series 2017 A (AAA/Aaa)
11,470,000	4.000	04/01/2033	12,368,330
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (BBB-/Baa3)
2,865,000	5.500	02/15/2057	3,122,707

			54,309,930

Municipal Bonds – (continued)
Oklahoma – 0.7%
Oklahoma Development Finance Authority Health System RB for OU Medicine Project 2018 B (AGM) (AA/A2)(h)
3,670,000	4.000	08/15/2048	3,657,045
Oklahoma Development Finance Authority Health System RB for OU Medicine Project 2018 B (BB+/Baa3)(h)
5,000,000	5.250	08/15/2048	5,525,750
Oklahoma Turnpike Authority RB Second Senior Series 2017 C (AA-/Aa3)
1,400,000	4.000	01/01/2042	1,449,070
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (BB-/NR)(b)(c)
1,500,000	5.000	06/01/2025	1,614,780

			12,246,645

Oregon – 1.3%
Deschutes County Oregon Hospital Facilities Authority RB Refunding for Cascade Healthcare Series 2008 (NR/A2)(a)
1,500,000	8.250	01/01/2019	1,571,385
Forest Grove Oregon Student Housing RB Refunding for Oak Tree Foundation Project Series 2017 (BBB-/NR)
1,385,000	3.500	03/01/2029	1,376,275
1,540,000	3.750	03/01/2032	1,504,010
Oregon State Department of Transportation Highway User Tax RB Refunding Series 2015 A (AAA/Aa1)
3,140,000	5.000	11/15/2025	3,665,919
Portland Oregon Community College District GO Bonds Series 2013 (AA+/Aa1)
2,000,000	5.000	06/15/2026	2,266,320
Portland Oregon Water System RB Refunding First Lien Series 2016 A (NR/Aaa)
7,090,000	4.000	04/01/2029	7,754,120
Washington County School District No. 1 GO Bonds Series 2017 (SCH BD GTY) (NR/Aa1)
4,155,000	5.000	06/15/2029	4,966,139

			23,104,168

Pennsylvania – 3.2%
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2017 (NR/Ba1)(f)
2,420,000	5.000	05/01/2027	2,704,156
1,600,000	5.000	05/01/2032	1,752,112
Coatesville School District GO Refunding Bonds Series 2017 (AGM) (ST AID WITHHLDG) (AA/A2)
1,000,000	5.000	08/01/2025	1,155,550
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (AGM) (AA/A1)
8,675,000	4.000	06/01/2039	8,746,829
Lancaster County Hospital Authority RB for Brethren Village Project Series 2017 (BB+/NR)
855,000	3.000	07/01/2019	864,174
1,155,000	5.000	07/01/2020	1,223,838
900,000	5.000	07/01/2022	985,095
Pennsylvania Economic Development Financing Authority PCRB Refunding for PPL Electric Utilities Corp. Project RMKT 10/01/10 Series 2008 (A/A1)
2,500,000	4.000	10/01/2023	2,631,075

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania Economic Development Financing Authority RB for The Pennsylvania Rapid Bridge Replacement Project Series 2015 (AMT) (BBB/NR)
$750,000	5.000%	06/30/2042	$806,535
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2004 A (A-/NR)(b)(c)
1,000,000	1.500	05/01/2018	999,710
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB/WR)(e)
1,685,000	(3 Mo. LIBOR + 0.60%), 2.149	07/01/2027	1,613,741
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2016 (A+/Aa3)
4,000,000	5.000	09/15/2019	4,185,880
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2016 (AGM) (AA/Aa3)
4,000,000	5.000	09/15/2025	4,619,960
Pennsylvania State GO Bonds Consolidated Loan of 2018 Series 2018 A (A+/Aa3)
6,675,000	5.000	08/15/2023	7,497,293
Pennsylvania Turnpike Commission RB Series 2013 C (A/A1)(a)
1,720,000	5.500	12/01/2023	2,022,514
Pennsylvania Turnpike Commission RB Subordinate Series 2017 A (A-/A3)
3,500,000	5.500	12/01/2042	4,027,415
Pennsylvania Turnpike Commission RB Subordinate Series 2017 B-1 (A-/A3)
5,000,000	5.250	06/01/2047	5,609,650
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (BBB-/Ba1)
2,500,000	5.000	07/01/2028	2,779,250
Pittsburgh Water & Sewer Authority First Lien RB Refunding Series 2017 C (AGM) (AA/A2)(b)
2,500,000	(1 Mo. LIBOR + 0.64%, 12.00% Cap), 1.820	12/01/2020	2,502,100
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (BB+/NR)
300,000	5.000	11/15/2021	310,098
450,000	5.000	11/15/2028	457,322
Susquehanna Area Regional Airport Authority RB Refunding for Airport System Series 2017 (AMT) (NR/Baa3)
1,100,000	5.000	01/01/2035	1,232,286

			58,726,583

Puerto Rico – 2.6%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (CC/Ca)
3,275,000	6.125	07/01/2024	2,656,844
2,000,000	6.000	07/01/2038	1,617,500
2,500,000	6.000	07/01/2044	2,021,875
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CC/Ca)
1,060,000	5.750	07/01/2037	838,725

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Bonds Series 2014 A (NR/Ca)(i)
5,175,000	8.000	07/01/2035	2,199,375
Puerto Rico Commonwealth GO Refunding Bonds for Public Improvement Series 2009 B (D/Ca)(i)
3,000,000	6.500	07/01/2037	1,342,500
Puerto Rico Commonwealth GO Refunding Bonds for Public Improvement Series 2012 A (D/Ca)(i)
3,955,000	5.000	07/01/2041	1,670,988
Puerto Rico Commonwealth GO Refunding Bonds Subseries 2003 C-7 (NATL-RE) (NR/Baa2)
2,000,000	6.000	07/01/2027	2,004,300
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AGC-ICC) (AA/A3)
215,000	5.250	07/01/2041	229,712
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (NR/C)
1,120,000	5.250	07/01/2038	1,085,974
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (AA/A2)
2,050,000	5.250	07/01/2033	2,180,626
Puerto Rico Commonwealth Highway & Transportation Authority RB Series 1998 A (AMBAC) (NR/C)(d)
265,000	0.000	07/01/2018	262,371
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(e)
16,375,000	(3 Mo. LIBOR + 0.52%), 2.069	07/01/2029	14,328,125
Puerto Rico Electric Power Authority RB Series 2013 A (D/Ca)(i)
3,000,000	6.750	07/01/2036	1,155,000
Puerto Rico Electric Power Authority RB Series 2016 E-1 (NR/NR)(i)
590,915	10.000	01/01/2021	230,457
Puerto Rico Electric Power Authority RB Series 2016 E-2 (NR/NR)(i)
590,915	10.000	07/01/2021	230,457
Puerto Rico Electric Power Authority RB Series 2016 E-3 (NR/NR)(i)
196,972	10.000	01/01/2022	76,573
Puerto Rico Electric Power Authority RB Series 2016 E-4 (NR/NR)(i)
196,972	10.000	07/01/2022	76,573
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGC) (FGIC) (AA/A3)
180,000	5.250	07/01/2039	192,177
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGM) (AGC) (AA/A2)
120,000	5.250	07/01/2034	127,703
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AMBAC) (NR/C)
490,000	5.250	07/01/2030	488,652
730,000	5.250	07/01/2031	723,766
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (ASSURED GTY) (AA/A3)
165,000	5.250	07/01/2034	175,591
165,000	5.250	07/01/2036	175,814

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (COMWLTH GTD) (NR/Ca)(c)
$3,240,000	10.000%	07/01/2035	$3,390,628
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (D/Ca)(i)
2,500,000	6.000	08/01/2042	587,500
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A (D/Ca)(i)
100,000	5.375	08/01/2039	23,500
975,000	5.500	08/01/2042	229,125
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (D/Ca)(i)
180,000	5.250	08/01/2041	42,300
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (D/Ca)(i)
13,000,000	6.750	08/01/2032	3,055,000
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (D/Ca)(d)(i)
7,000,000	0.000	08/01/2035	497,350
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2009 A (D/Ca)(d)(i)
6,500,000	0.000	08/01/2034	466,180
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2010 C (D/Ca)(d)(i)
1,400,000	0.000	08/01/2037	89,362
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (D/Ca)(i)
5,805,000	5.000	08/01/2024	1,364,175
3,950,000	6.500	08/01/2044	928,250

			46,765,048

Rhode Island – 0.0%
Rhode Island Health and Educational Building Corp. RB for Woonsocket Public School Financing Program Series 2017 A (AGM) (MUN GOVT GTD) (AA/Aa3)
500,000	5.000	05/15/2024	562,625

South Carolina – 0.6%
Clemson University Athletic Facilities RB Series 2015 (NR/Aa3)
1,385,000	4.000	05/01/2025	1,524,650
1,570,000	4.000	05/01/2026	1,700,671
Lexington County School District No. 2 GO Bonds Series 2017 C (SCSDE) (AA/Aa1)
4,520,000	5.000	03/01/2031	5,342,323
1,590,000	4.000	03/01/2032	1,708,344

			10,275,988

South Dakota – 0.1%
Rapid City Area School District No. 51-4 Limited Tax Capital Outlay GO Refunding Bonds Series 2017 B (ST AID WITHHLDG) (AA+/NR)
630,000	5.000	01/01/2024	713,047
540,000	5.000	01/01/2025	617,522
365,000	5.000	01/01/2026	420,819

Municipal Bonds – (continued)
South Dakota – (continued)
South Dakota Health & Educational Facilities Authority RB for Avera Health Series 2008 B (AA-/A1)(a)
300,000	5.250%	07/01/2018	302,739
500,000	5.500	07/01/2018	504,870

			2,558,997

Tennessee – 0.2%
Bristol Industrial Development Board RB for The Pinnacle Project Series 2016 A (NR/NR)(f)
1,250,000	5.000	12/01/2035	1,226,912
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (AMT) (FNMA) (NR/NR)(b)(c)
985,000	4.850	06/01/2025	987,128
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (NR/A3)
400,000	5.000	07/01/2040	443,532
700,000	5.000	07/01/2046	773,542

			3,431,114

Texas – 7.4%
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2016 (BBB+/Baa2)
250,000	5.000	01/01/2040	275,590
435,000	5.000	01/01/2046	476,125
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1 Project Series 2016 (NR/NR)
250,000	4.200	09/01/2027	241,125
575,000	4.800	09/01/2037	551,822
650,000	5.250	09/01/2046	619,573
City of Fort Worth Water & Sewer System RB Refunding & Improvement Series 2015 A (AA+/Aa1)
8,245,000	5.000	02/15/2024	9,479,524
City of Hackberry Special Assessment RB for Riverdale Lake Public Improvement District No. 2 Phases 4-6 Project Series 2017 (NR/NR)
425,000	4.125	09/01/2027	420,903
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases #13-16 Project Series 2017 (NR/NR)
200,000	3.250	09/01/2022	199,344
570,000	4.500	09/01/2027	582,517
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB/NR)
425,000	4.000	09/01/2024	453,445
440,000	4.000	09/01/2025	468,134
460,000	4.000	09/01/2026	486,593
480,000	4.000	09/01/2027	503,414
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (AA/NR)
1,415,000	4.000	09/01/2025	1,488,778

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date			Value
Municipal Bonds – (continued)
Texas – (continued)
City of Round Rock Utility Revenue System RB Refunding Series 2017 (AAA/NR)
$1,000,000	5.000%		08/01/2024		$1,154,940
Dallas-Fort Worth International Airport Joint RB Refunding Series 2014 A (AMT) (A+/NR)
2,500,000	5.250		11/01/2030		2,805,975
Fort Worth Special Assessment RB for Fort Worth Public Improvement District No. 17 Major Improvement Project Series 2017 (NR/NR)(f)
395,000	5.000		09/01/2027		405,728
225,000	5.000		09/01/2032		224,305
330,000	5.125		09/01/2037		324,212
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (AA+/NR)(g)
2,500,000	0.000		10/01/2046		2,306,975
3,450,000	0.000		10/01/2047		3,183,936
Gulf Coast IDA RB for Exxon Mobil Project Series 2012 (AA+/Aaa)(b)(c)
2,000,000	1.530		04/02/2018		2,000,000
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Series 2013 B (A+/A1)(e)
6,770,000	(SIFMA Municipal Swap Index Yield + 0.95%, 18.00% Cap), 2.530		06/01/2023		6,780,087
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (AA-/Aa2)(e)
3,150,000	(3 Mo. LIBOR + 0.67%), 1.902		08/15/2035		2,915,860
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (BBB-/NR)
95,000	3.000		09/01/2024		95,274
100,000	3.500		09/01/2025		102,428
100,000	3.500		09/01/2026		101,383
105,000	3.500		09/01/2027		105,081
Houston Airport System RB for United Airlines, Inc. Airport Improvement Projects Series 2018 C (AMT) (BB-/NR)
2,495,000	5.000		07/15/2028		2,806,576
Houston Airport System RB Refunding for United Airlines, Inc. Series 2015 B-2 (AMT) (BB-/NR)
2,500,000	5.000		07/15/2020		2,641,775
Houston Airport System RB Refunding Senior Lien Series 2009 A (AA-/Aa3)
10,000,000	5.500		07/01/2034		10,092,700
Houston Airport System RB Refunding Subordinate Lien Series 2018 B (A/A1)
350,000	5.000		07/01/2031		412,685
325,000	5.000		07/01/2032		381,323
Houston Airport System RB Subordinate Lien Series 2002 D-2 (AMT) (XLCA) (A+/A1)(c)
3,650,000	3.766		07/01/2032		3,519,148
Houston Airport System RB Tranche II Series 2000 P-2 (AMT) (AGM) (AA/A1)(c)
950,000	3.541		07/01/2030		919,476

Municipal Bonds – (continued)
Texas – (continued)
Houston Independent School District Limited Tax GO Refunding Bonds Series 2017 (PSF-GTD) (AAA/Aaa)
3,425,000		4.000%		02/15/2042		3,589,092
Joint Guadalupe County RB Refunding and Improvement Bonds for City of Seguin Hospital Mortgage Series 2015 (BB/NR)
1,550,000		5.000		12/01/2018		1,567,019
1,545,000		5.000		12/01/2019		1,586,298
Justin Special Assessment RB for Timberbrook Public Improvement District No. 1 Major Improvement Area Project Series 2018 (NR/NR)(f)(h)
1,315,000		5.000		09/01/2038		1,317,051
Kaufman County Fresh Water Supply District No. 1 Refunding for Road Series 2016 C (AGM) (AA/NR)
455,000		3.000		09/01/2023		459,077
280,000		3.000		09/01/2024		281,134
505,000		3.000		09/01/2025		500,021
530,000		4.000		09/01/2026		560,236
560,000		4.000		09/01/2027		588,151
490,000		4.000		09/01/2028		512,800
Lamar Consolidated Independent School District Unlimited Tax Schoolhouse Bonds RMKT 08/15/16 Series 2014 A (PSF-GTD) (AAA/Aaa)(b)(c)
1,500,000		1.050		08/15/2018		1,496,820
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (A-/Baa1)
1,300,000		6.300		11/01/2029		1,394,354
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (BBB-/Baa3)
765,000		5.000		04/01/2027		864,228
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC - Texas A&M University Collegiate Housing Corpus Christi Project Series 2014 A (BBB-/NR)
1,000,000		5.000		04/01/2039		1,034,660
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC - Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BBB-/Ba2)
645,000		4.000		04/01/2022		672,070
320,000		4.000		04/01/2023		334,285
275,000		4.000		04/01/2024		288,291
365,000		4.000		04/01/2025		382,702
375,000		4.000		04/01/2026		392,239
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)
250,000		5.000		04/01/2030		276,975
North Texas Tollway Authority RB Convertible Capital Appreciation Special Project System Series 2011 (AA+/NR)(a)(g)
1,000,000		0.000		09/01/2031		1,095,600
North Texas Tollway Authority RB First Tier Series 2009 A (A/A1)
205,000		6.250		01/01/2039		211,041

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Texas – (continued)
North Texas Tollway Authority RB First Tier Series 2009 A (A/NR)
$470,000	6.250%	01/01/2024	$485,134
North Texas Tollway Authority RB First Tier Series 2009 A (NR/NR)(a)
2,925,000	6.250	01/01/2019	3,022,929
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A-/A2)
2,000,000	5.000	01/01/2032	2,297,280
North Texas Tollway Authority RB Special Project System Series 2011 A (AA+/NR)(a)
1,000,000	5.500	09/01/2021	1,117,290
1,000,000	6.000	09/01/2021	1,133,720
North Texas Tollway Authority System RB Refunding First Tier Series 2016 A (A/A1)
1,500,000	5.000	01/01/2022	1,655,235
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A/A1)
6,000,000	6.500	01/01/2043	7,269,180
Port of Houston Authority Harris County Unlimited Tax GO Refunding Bonds Series 2008 A (AMT) (AAA/Aaa)
3,000,000	6.125	10/01/2033	3,067,500
Round Rock Texas Independent School District Unlimited Tax GO Bonds for School Building Series 2009 (AA/Aaa)
2,730,000	5.250	08/01/2034	2,761,914
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Air Force Village Obligated Group Series 2016 (BB+/NR)
2,000,000	4.000	05/15/2018	2,004,020
2,375,000	4.000	05/15/2019	2,414,212
2,475,000	5.000	05/15/2020	2,591,795
2,100,000	5.000	05/15/2021	2,231,733
2,730,000	5.000	05/15/2022	2,932,211
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A-/A3)
4,950,000	6.250	12/15/2026	5,796,153
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 B (A-/A3)(e)
3,495,000	(SIFMA Municipal Swap Index Yield + 0.55%), 2.130	09/15/2027	3,451,068
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
8,505,000	6.875	12/31/2039	9,187,526
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (BBB+/Baa1)
1,380,000	5.000	08/15/2042	1,497,162
Town of Little Special Assessment RB for Lakeside Estates Public Improvement District No. 2 Project Series 2017 (NR/NR)(f)
425,000	4.500	09/01/2027	419,216

			134,266,176

Municipal Bonds – (continued)
Utah – 0.3%
Salt Lake City RB for International Airport Series 2017 A (AMT) (A+/A2)
2,650,000	5.000%	07/01/2047	2,948,204
Utah Transit Authority Sales Tax RB Refunding Subordinate Series 2015 A (AAA/Aa2)
3,065,000	4.000	06/15/2034	3,235,598

			6,183,802

Vermont – 0.1%
Vermont Economic Development Authority RB Refunding for Wake Robin Corp. Series 2017 A (NR/NR)
745,000	5.000	05/01/2025	813,525
585,000	5.000	05/01/2026	639,376

			1,452,901

Virgin Islands – 0.5%
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Senior Lien Series 2010 A (NR/Caa2)
1,000,000	5.000	10/01/2020	782,500
1,410,000	5.000	10/01/2029	1,046,925
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Series 2012 A (NR/Caa2)
700,000	5.000	10/01/2032	519,750
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (B/NR)
1,450,000	5.000	10/01/2039	935,250
Virgin Islands Public Finance Authority RB Series 2014 A (AGM) (AA/A2)(f)
5,000,000	5.000	10/01/2034	5,285,650

			8,570,075

Virginia – 1.4%
Amelia County IDA Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(b)(c)
2,500,000	2.125	04/01/2020	2,514,375
Fairfax County Economic Development Authority Residential Care Facilities Mortgage RB Refunding for Goodwin House Incorporated Series 2016 A (BBB/NR)
1,250,000	4.000	10/01/2042	1,269,825
Newport News Economic Development Authority Residential Care Facilities RB Refunding For Lifespire of Virginia Series 2016 (NR/NR)
450,000	2.000	12/01/2018	449,730
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (CCC+/NR)(d)
94,865,000	0.000	06/01/2047	8,543,542
Virginia Port Authority Port Facilities RB Refunding Series 2015 A (AMT) (A/WR)(a)
2,750,000	5.000	07/01/2025	3,200,890
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (BBB/Baa3)
2,580,000	5.000	12/31/2047	2,806,653
Virginia Small Business Financing Authority Senior Lien RB for 95 Express Lanes LLC Project Series 2017 (AMT) (BBB/NR)
950,000	5.000	07/01/2034	1,018,865

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Virginia – (continued)
$3,325,000	5.000%	01/01/2040	$3,545,348
Virginia Small Business Financing Authority Senior Lien RB for Elizabeth River Crossings Opco, LLC Project Series 2012 (AMT) (BBB/NR)
750,000	5.500	01/01/2042	819,473
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
1,000,000	7.750	07/01/2038	1,040,780

			25,209,481

Washington – 3.3%
Seattle City RB Refunding for Municipal Light & Power Improvement Series 2017 C (AA/Aa2)
8,465,000	4.000	09/01/2037	8,954,869
University of Washington RB Refunding Series 2012 A (AA+/Aaa)
2,500,000	5.000	07/01/2029	2,788,550
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 A (ASSURED GTY) (AA/Aa3)(a)
250,000	6.000	08/15/2019	264,525
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 B (ASSURED GTY) (AA/Aa3)(a)
250,000	6.000	08/15/2019	264,350
Washington State Motor Vehicle Fuel Tax GO Refunding Bonds Series 2015 C (AMBAC) (AA+/Aa1)(d)
6,855,000	0.000	06/01/2028	5,065,297
Washington State Various Purpose GO Bonds Series 2018 C (AA+/Aa1)
32,785,000	5.000	02/01/2043	38,026,010
Washington State Various Purpose GO Refunding Bonds Series R-2010B (AA+/Aa1)
2,475,000	5.000	01/01/2023	2,611,670
2,595,000	5.000	01/01/2024	2,736,453

			60,711,724

West Virginia – 0.1%
West Virginia Hospital Finance Authority Hospital RB Refunding and Improvement for West Virginia United Health System Obligated Group Series 2009 C (A/A2)(a)
1,000,000	5.500	06/01/2019	1,043,360

Wisconsin – 0.7%
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BBB-/Baa3)
1,000,000	4.300	11/01/2030	1,025,370
Public Finance Authority Pass-Through RB for Natgasoline LLC Series 2016 (NR/NR)(f)
4,630,500	10.000	06/30/2021	4,635,408
Public Finance Authority RB for Denver International Airport Great Hall Project Series 2017 (AMT) (BBB-/NR)
1,000,000	5.000	09/30/2037	1,106,630
Public Finance Authority RB for Prime Healthcare Foundation, Inc. Series 2018 A (BBB-/NR)
500,000	5.200	12/01/2037	509,090

Municipal Bonds – (continued)
Wisconsin – (continued)
Public Finance Authority Senior Airport Facilities RB Refunding for Transportation Infrastructure Properties LLC Obligated Group Series 2012 B (AMT) (BBB/NR)
2,000,000	5.250	07/01/2028	2,169,680
Public Finance Authority Senior Living RB Refunding for Mary’s Woods at Marylhurst Project Series 2017 B-3 (BB/NR)(f)
1,900,000	3.000	11/15/2022	1,903,667
Wisconsin State Health & Educational Facilities Authority RB for Saint John’s Communities, Inc. Project Series 2018 A (BBB-/NR)(h)
275,000	4.000	09/15/2021	288,096
225,000	4.000	09/15/2022	236,070
250,000	4.000	09/15/2023	261,793
365,000	4.000	09/15/2024	378,698
Wisconsin State Health & Educational Facilities Authority RB Refunding for Fort Healthcare, Inc. Series 2014 (BBB+/NR)
375,000	4.000	05/01/2018	375,465
285,000	4.000	05/01/2019	289,634
410,000	5.000	05/01/2020	431,045

			13,610,646

TOTAL MUNICIPAL BONDS
(Cost $1,762,665,759)			$1,767,507,616

Corporate Bond – 0.2%
Health Care Equipment & Services – 0.2%
Prime Healthcare Foundation, Inc. Series B
$4,450,000	7.000%	12/01/2027	$4,595,023
(Cost $4,328,014)

TOTAL INVESTMENTS – 97.4%
(Cost $1,766,993,773)			$1,772,102,639

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.6%			47,086,463

NET ASSETS – 100.0%			$1,819,189,102

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2018.
(c)	Variable Rate Demand Instruments - rate shown is that which is in effect on March 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2018.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2018

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $81,905,187, which represents approximately 4.5% of net assets as of March 31, 2018. The liquidity determination is unaudited.
(g)	Zero coupon bond until next reset date.
(h)	When-issued security.
(i)	Security is currently in default.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC-ICC	—Agency Insured Custody Certificate
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
BAM	—Build America Mutual Assurance Co.
CAL MTG INS	—Insured by California Mortgage Insurance
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FNMA	—Federal National Mortgage Association
GARB	—General Airport Revenue Bond
GNMA	—Government National Mortgage Association
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
Mo.	—Month
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SCH BD GTY	—School Bond Guaranty
SCSDE	—South Carolina State Department of Education
SIFMA	—The Securities Industry and Financial Markets Association
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
U.S.	—United States
USD	—United States Dollar
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury Ultra Bond	(49)	06/20/2018	$(7,862,969)	$(254,666)

SWAP CONTRACTS — At March 31, 2018, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at March 31, 2018(b)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
California State Various Purpose GO Bonds, Series 2003, 5.000%, 11/01/2023	1.000%	0.391%	Bank of America NA	03/20/2023	USD 1,000	$28,242	$(24,659)	$52,901
California State Various Purpose GO Bonds, Series 2003, 5.250%, 11/01/2023	1.000	0.391	JPMorgan Chase Bank NA	03/20/2023	1,000	28,241	(24,660)	52,901
TOTAL						$56,483	$(49,319)	$105,802

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amount (000’s)			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.250%	3 Month LIBOR	06/20/2028	USD	24,750	(b)	$1,187,734	$1,496,833	$(309,099)
2.250	3 Month LIBOR	12/21/2041		19,600		1,987,568	(1,228,664)	3,216,232
2.500	3 Month LIBOR	06/20/2048		117,230	(b)	8,168,385	11,831,245	(3,662,860)
TOTAL						$11,343,687	$12,099,414	$(755,727)

(a)	Payments made semi-annually.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2018.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – 97.4%
Alabama – 2.6%
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB/NR)
$850,000	5.000%	10/01/2024	$953,368
850,000	5.000	10/01/2025	947,640
4,125,000	5.000	10/01/2030	4,553,216
Jefferson County Senior Lien Sewer RB Warrants Series 2013 C (AGM) (AA/A2)(a)
5,750,000	0.000	10/01/2038	4,989,562
6,000,000	0.000	10/01/2042	5,184,060
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
8,300,000	6.000	10/01/2042	9,612,479
19,850,000	7.000	10/01/2051	24,138,196
78,270,000	6.500	10/01/2053	92,580,104

			142,958,625

Alaska – 0.1%
Northern Tobacco Securitization Corp. RB Refunding Asset-Backed Bonds Series 2006 A (NR/B3)
4,865,000	5.000	06/01/2046	4,843,059
Northern Tobacco Securitization Corp. RB Refunding Capital Appreciation Asset-Backed Bonds 1st Subordinate Series 2006 B (NR/NR)(b)
6,780,000	0.000	06/01/2046	646,812

			5,489,871

Arizona – 2.0%
Apache County IDA PCRB for Tucson Electric Power Company Series 2012 A (A-/A3)
4,500,000	4.500	03/01/2030	4,836,735
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(c)
59,530,000	(3 Mo. LIBOR + 0.81%), 2.359	01/01/2037	54,918,211
City of Tempe IDA RB Refunding for Friendship Village Series 2012 A (NR/NR)
1,250,000	6.250	12/01/2042	1,326,888
1,325,000	6.250	12/01/2046	1,404,659
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
8,800,000	7.250	02/01/2040	9,175,584
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Public Service Co. of New Mexico Palo Verde Project Series 2003 A (BBB+/Baa2)
5,000,000	6.250	01/01/2038	5,384,550
Maricopa County IDA RB for Banner Health Series 2017 A (AA-/NR)
16,075,000	4.000	01/01/2041	16,598,884
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2012 A (A-/A3)
5,350,000	4.500	06/01/2030	5,774,629
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2013 A (A-/A3)
3,390,000	4.000	09/01/2029	3,567,433

Municipal Bonds – (continued)
Arizona – (continued)
University Medical Center Corp. RB Series 2009 (NR/WR)(d)
500,000	6.250	07/01/2019	527,435
1,360,000	6.500	07/01/2019	1,437,914
University Medical Center Corp. RB Series 2011 (NR/WR)(d)
3,500,000	6.000	07/01/2021	3,941,070

			108,893,992

California – 13.3%
ABC Unified School District GO Bonds Series 2001 C (NATL-RE) (A+/Aa3)(b)
1,600,000	0.000	08/01/2026	1,254,768
Alameda Corridor Transportation Authority RB Refunding Second Subordinate Lien Series 2016 B (BBB+/Baa2)
5,825,000	5.000	10/01/2036	6,507,632
4,850,000	5.000	10/01/2037	5,406,974
Alameda County Oakland Unified School District GO Bonds Election of 2012 Series 2015 A (AA-/Aa3)
3,000,000	5.000	08/01/2040	3,364,680
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series B (AGM) (AA/Aa2)(b)
4,995,000	0.000	08/01/2037	2,445,252
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (AA/A2)(b)
1,210,000	0.000	08/01/2036	572,403
Atascadero Unified School District GO Bonds for 2014 Election Series 2014 B (NATL-RE) (NR/Aa3)
3,000,000	4.000	08/01/2042	3,115,950
Atwater Wastewater RB Refunding Series 2017 A (AGM) (AA/NR)
465,000	5.000	05/01/2040	526,952
1,000,000	5.000	05/01/2043	1,130,720
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (AA/A2)(b)
1,055,000	0.000	08/01/2025	859,276
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (BB+/NR)(b)
130,120,000	0.000	06/01/2055	9,795,434
California Health Facilities Financing Authority RB for El Camino Hospital Series 2017 (A+/A1)
1,500,000	5.000	02/01/2042	1,690,170
4,000,000	5.000	02/01/2047	4,490,840
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A-/Baa1)
1,800,000	5.000	02/01/2042	1,977,606
17,675,000	5.000	02/01/2047	19,321,426
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
2,000,000	5.000	09/01/2030	2,237,200
2,125,000	5.000	09/01/2037	2,335,800
California Statewide Communities Development Authority RB for Lancer Plaza Project Series 2013 (NR/NR)
1,875,000	5.875	11/01/2043	2,088,769

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority RB Refunding for California Baptist University Series 2017 A (NR/NR)(e)
$2,000,000	3.000%	11/01/2022	$1,994,880
935,000	5.000	11/01/2032	1,028,285
1,875,000	5.000	11/01/2041	2,029,125
California Statewide Communities Development Authority RB Refunding for Enloe Medical Center Series 2015 (CAL MTG INS) (AA-/NR)
2,850,000	5.000	08/15/2038	3,225,345
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (A-/NR)
1,200,000	5.000	04/01/2047	1,333,956
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 A (BB/NR)
6,235,000	5.500	12/01/2054	6,773,018
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (NR/Baa1)
3,750,000	5.000	05/15/2042	4,201,200
3,850,000	5.000	05/15/2047	4,297,254
3,075,000	5.000	05/15/2050	3,419,523
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (CCC/NR)(b)
35,000,000	0.000	06/01/2046	4,634,350
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL-RE) (NR/Baa2)(b)
7,000,000	0.000	09/01/2033	3,825,150
City of Davis Redevelopment Agency Tax Allocation for Davis Redevelopment Project Series 2011 A (A+/NR)
750,000	6.500	12/01/2026	865,102
2,830,000	7.000	12/01/2036	3,319,364
City of Fremont Community Facilities District No. 1 Special Tax for Pacific Commons Series 2015 (NR/NR)
3,000,000	5.000	09/01/2045	3,279,150
City of Goleta Redevelopment Agency Tax Allocation for Goleta Old Town Redevelopment Project Series 2011 (NR/NR)
670,000	7.750	12/01/2031	672,472
5,000,000	8.000	06/01/2044	5,019,450
City of Palo Alto Limited Obligation Refunding Improvement Bonds for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
600,000	5.000	09/02/2030	653,394
City of Sacramento Natomas Meadows Community Facilities District No. 2007-01 Special Tax Bonds for Improvement Area No. 1 Series 2017 (NR/NR)(e)
280,000	5.000	09/01/2032	300,406
700,000	5.000	09/01/2037	740,348
1,745,000	5.000	09/01/2047	1,837,276
Coachella Valley Unified School District GO Bonds Capital Appreciation Series 2012 D (AGM) (AA/WR)(b)
2,500,000	0.000	08/01/2043	901,050

Municipal Bonds – (continued)
California – (continued)
Coronado Community Development Agency Tax Allocation for Coronado Community Development Project Series 2005 (AMBAC) (A+/NR)
175,000	5.000	09/01/2020	175,450
Denair California Unified School District GO Bonds Capital Appreciation Election 2001 Series 2003 B (NATL-RE) (BBB/Baa2)(b)
1,305,000	0.000	08/01/2027	932,135
Dublin Community Facilities District No. 2015-1 Improvement Area No. 1 Special Tax Series 2017 (NR/NR)
640,000	5.000	09/01/2027	712,621
2,285,000	5.000	09/01/2037	2,546,107
6,680,000	5.000	09/01/2047	7,342,322
El Rancho California Unified School District GO Bonds Capital Appreciation Election 2003 Series 2007 (NATL-RE) (A-/Baa2)(b)
5,400,000	0.000	08/01/2032	3,175,578
Fairfield COPS Capital Appreciation for Water Financing Series 2007 A (XLCA) (AA-/WR)(b)
4,180,000	0.000	04/01/2029	2,942,051
Folsom Cordova Unified School District No. 4 GO for School Facilities Improvement Capital Appreciation for Election of 2006 Series 2007 A (NATL-RE) (AA-/Aa3)(b)
3,360,000	0.000	10/01/2032	2,023,325
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Capital Appreciation Senior Lien Series 2015 A (AGM) (AA/A2)(b)
12,000,000	0.000	01/15/2035	6,092,400
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding RMKT 08/24/17 Series 2013 B Subseries B-1 (BBB-/Baa3)
16,080,000	3.950	01/15/2053	16,018,896
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2013 A (BBB-/Baa3)
13,535,000	6.000	01/15/2053	15,808,474
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Subseries B-3 (BBB-/Baa3)(f)(g)
4,425,000	5.500	01/15/2023	4,989,674
Fullerton Public Financing Authority Tax Allocation Series 2005 (AMBAC) (A/WR)
200,000	5.000	09/01/2027	202,704
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(b)
127,260,000	0.000	06/01/2047	17,737,499
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(b)
307,000,000	0.000	06/01/2047	38,046,510
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2015 A (ST APPROP) (A+/A1)
7,975,000	5.000	06/01/2040	8,979,212
28,010,000	5.000	06/01/2045	31,422,178

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B/B3)
$27,780,000	5.300%	06/01/2037	$28,581,453
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 C-1 (CCC/NR)(b)
101,195,000	0.000	06/01/2036	30,979,837
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 C-2 (CCC/NR)(b)
71,235,000	0.000	06/01/2047	10,278,498
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 D (CCC/NR)(b)
260,660,000	0.000	06/01/2057	14,748,143
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
1,655,000	5.000	09/01/2047	1,824,621
1,925,000	5.000	03/01/2057	2,111,070
Lammersville Joint Unified School District Special Tax Bonds for Community Facilities District No. 2007-1 Series 2013 (NR/NR)
2,750,000	6.000	09/01/2043	3,179,935
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (A-/NR)
215,000	6.625	08/01/2024	215,572
Los Angeles County GO Bonds for Westside Union School District Election Series 2008 B (AA-/Aa3)(b)
49,925,000	0.000	08/01/2050	12,740,361
Lynwood Redevelopment Agency Tax Allocation for Housing Projects Series 2011 A (A-/NR)
1,625,000	6.750	09/01/2026	1,873,024
1,500,000	7.000	09/01/2031	1,743,375
875,000	7.250	09/01/2038	1,024,144
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (NR/Aa3)(b)
3,750,000	0.000	08/01/2035	1,990,087
M-S-R Energy Authority Gas RB Series 2009 A (BBB+/NR)
8,250,000	6.500	11/01/2039	11,585,805
M-S-R Energy Authority Gas RB Series 2009 B (BBB+/NR)
2,000,000	6.500	11/01/2039	2,808,680
M-S-R Energy Authority Gas RB Series 2009 C (BBB+/NR)
10,000,000	6.125	11/01/2029	12,383,900
21,765,000	6.500	11/01/2039	30,565,460
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa2)(a)
7,000,000	0.000	08/01/2030	6,591,830
Natomas Unified School District GO Bonds Election of 2014 Series 2013 (BAM) (AA/A1)
14,535,000	4.000	08/01/2042	15,044,888
New Haven Unified School District GO Refunding Bonds for Capital Appreciation Series 2009 (ASSURED GTY) (AA/Aa3)(b)
860,000	0.000	08/01/2025	707,066
1,105,000	0.000	08/01/2026	872,994
5,550,000	0.000	08/01/2030	3,684,867
7,830,000	0.000	08/01/2032	4,735,976
7,000,000	0.000	08/01/2034	3,847,060

Municipal Bonds – (continued)
California – (continued)
Orange County California Community Facilities District No. 2015-1 Village of Esencia Special Tax Bonds Series 2015 A (NR/NR)
3,000,000	5.250	08/15/2045	3,334,080
Orange County California Community Facilities District No. 2017-1 Village of Esencia Special Tax Bonds Series 2018 A (NR/NR)
250,000	5.000	08/15/2027	288,130
200,000	5.000	08/15/2028	231,542
2,900,000	5.000	08/15/2047	3,214,128
Palomar Pomerado Health COPS Series 2009 (NR/WR)(d)
16,000,000	6.750	11/01/2019	17,262,880
Palomar Pomerado Health COPS Series 2010 (BBB-/Ba1)(d)
6,500,000	6.000	11/01/2020	7,179,315
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(a)
10,750,000	0.000	08/01/2038	13,158,323
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL-RE) (AA/Aa2)(b)
1,805,000	0.000	08/01/2025	1,499,125
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
500,000	4.000	09/01/2029	524,760
500,000	4.000	09/01/2030	521,775
650,000	4.000	09/01/2031	674,927
900,000	3.000	09/01/2032	835,830
820,000	3.000	09/01/2033	752,112
750,000	3.000	09/01/2034	680,648
Rialto Unified School District GO Election of 2010 Series 2011 A (AGM) (AA/A1)(b)
6,170,000	0.000	08/01/2036	2,884,537
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
4,835,000	5.375	09/01/2031	5,176,303
880,000	5.250	09/01/2034	930,415
6,815,000	5.500	09/01/2045	7,284,417
River Islands Public Financing Authority Special Tax for Community Facilities District No. 2003-1 Series 2015 B (NR/NR)
22,500,000	5.500	09/01/2045	24,049,800
Riverside County Public Financing Authority Tax Allocation RB Refunding Series 2017 A (BAM) (AA/NR)
4,245,000	4.000	10/01/2040	4,370,185
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)(b)
2,220,000	0.000	10/01/2033	1,222,088
2,220,000	0.000	10/01/2035	1,108,402
1,840,000	0.000	10/01/2037	835,673
5,100,000	0.000	10/01/2038	2,211,003
8,425,000	0.000	10/01/2039	3,491,825
13,395,000	0.000	10/01/2040	5,305,358
7,275,000	0.000	10/01/2041	2,758,825
6,360,000	0.000	10/01/2042	2,308,743

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
Riverside County Redevelopment Agency Tax Allocation for Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)
$1,225,000	6.500%	10/01/2025	$1,405,687
1,950,000	6.750	10/01/2030	2,256,833
Riverside County Redevelopment Successor Agency Tax Allocation Refunding for Mid-County Redevelopment Project Area Series 2017 C (BAM) (AA/NR)
3,355,000	4.000	10/01/2040	3,492,253
Riverside County Redevelopment Successor Agency Tax Allocation Refunding Series 2017 A (BAM) (AA/NR)
8,585,000	4.000	10/01/2039	8,950,378
Riverside County Transportation Commission Toll Revenue Senior Lien Bonds Series 2013 A (BBB-/NR)
2,000,000	5.750	06/01/2048	2,223,660
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
770,000	5.000	09/01/2029	881,843
1,865,000	5.000	09/01/2033	2,086,021
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(c)
2,625,000	(3 Mo. LIBOR + 0.53%), 1.874	12/01/2035	2,512,755
Sacramento County Water Financing Authority RB for Water Agency Zones 40 & 41 2007 Water System Project Series 2007 B (NATL-RE) (A+/Aa3)(c)
3,920,000	(3 Mo. LIBOR + 0.55%), 1.894	06/01/2034	3,752,969
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL-RE) (A+/A2)(b)
1,420,000	0.000	08/01/2025	1,139,976
San Diego Unified School District GO Refunding Bonds Series 2012 R-1 (AA-/Aa2)(b)
10,000,000	0.000	07/01/2030	6,673,900
3,000,000	0.000	07/01/2031	1,924,560
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 C (A-/NR)(d)
500,000	6.750	02/01/2021	568,665
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB+/NR)(d)
750,000	6.250	08/01/2019	795,307
555,000	6.375	08/01/2019	589,438
305,000	6.500	08/01/2019	324,215
1,000,000	6.625	08/01/2019	1,064,630
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2011 D (BBB+/NR)(d)
435,000	6.625	02/01/2021	493,247
2,500,000	7.000	02/01/2021	2,860,500

Municipal Bonds – (continued)
California – (continued)
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (BBB/NR)
3,000,000	5.000	01/15/2029	3,365,640
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL-RE) (A+/Aa2)(b)
1,580,000	0.000	08/01/2024	1,349,304
1,595,000	0.000	08/01/2025	1,316,114
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2013 (NR/NR)
2,000,000	5.000	09/01/2042	2,132,540
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2014 (NR/NR)
2,000,000	5.500	09/01/2044	2,183,480
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment Project Series 2011 (AA/NR)
2,000,000	5.000	07/01/2032	2,182,240
2,000,000	5.000	07/01/2042	2,173,700
Santee Community Development Commission Tax Allocation for Santee Community Redevelopment Project Series 2011 A (A/NR)(d)
3,000,000	7.000	02/01/2021	3,428,100
Silicon Valley Tobacco Securitization Authority Tobacco Settlement Asset Backed RB Series 2007 C (NR/NR)(b)
88,700,000	0.000	06/01/2056	5,884,358
Stockton Public Financing Authority Water RB for Delta Water Supply Project Series 2010 A (A/A3)
2,000,000	6.250	10/01/2040	2,350,240
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements Series 2012 B (NR/NR)
4,000,000	5.250	09/01/2042	4,198,960
Temecula Redevelopment Agency Tax Allocation for Housing Redevelopment Project No. 1 Series 2011 A (BBB+/NR)(d)
1,000,000	6.750	08/01/2021	1,156,700
2,100,000	7.000	08/01/2021	2,445,933
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Asset-Backed Bonds for San Diego County Tobacco Asset Securitization Corp. Series 2006 A-1 (BB+/B2)
2,235,000	5.000	06/01/2037	2,240,096
Tustin California Community Facilities District No. 2014-1 Tustin Legacy/Standard Pacific Special Tax Bonds Series 2015 A (NR/NR)
750,000	5.000	09/01/2040	825,945
1,000,000	5.000	09/01/2045	1,097,140
Union City Community Redevelopment Agency Tax Allocation for Community Redevelopment Project Sub Lien Series 2011 (A+/NR)(d)
1,500,000	6.875	12/01/2021	1,764,420
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(c)
12,000,000	(3 Mo. LIBOR + 0.74%), 1.972	05/15/2043	10,321,200

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
West Hollywood Community Development Commission Tax Allocation for East Side Redevelopment Project Series 2011 A (A-/NR)
$1,000,000	7.250%	09/01/2031	$1,176,240
5,000,000	7.500	09/01/2042	5,900,450
William S. Hart Union High School District GO Bonds Capital Appreciation 2008 Election Series B (AGM) (AA/Aa2)(b)
8,360,000	0.000	08/01/2034	4,646,321
Yosemite Community College District GO Bonds Election of 2004 Series 2010 D (AA-/Aa2)(a)
19,135,000	0.000	08/01/2042	13,834,222

			720,803,061

Colorado – 4.5%
Amber Creek Metropolitan District GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
750,000	5.000	12/01/2037	747,157
1,065,000	5.125	12/01/2047	1,059,292
Belleview Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 (NR/NR)
2,375,000	5.125	12/01/2046	2,418,415
Brighton Crossing Metropolitan District No. 4 Limited Tax GO Bonds Subordinate Series 2017 B (NR/NR)
670,000	7.000	12/15/2047	659,025
Bromley Park Metropolitan District No. 2 GO Bonds Subordinate Series 2018 B (NR/NR)(h)
1,000,000	6.375	12/15/2047	999,580
Canyons Metropolitan District No. 5 GO Refunding & Improvement Bonds Senior Series 2017 A (NR/NR)
1,750,000	6.000	12/01/2037	1,766,940
4,000,000	6.125	12/01/2047	4,039,720
Canyons Metropolitan District No. 5 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
2,000,000	6.125	12/01/2047	1,995,720
Centerra Metropolitan District No. 1 Special RB Refunding & Improvement Bonds Series 2017 (NR/NR)(e)
6,500,000	5.000	12/01/2047	6,661,655
Clear Creek Station Metropolitan District No. 2 GO Bonds Subordinate Series 2017 B (NR/NR)
500,000	7.375	12/15/2047	502,745
Clear Creek Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
790,000	4.375	12/01/2032	799,456
1,000,000	5.000	12/01/2047	1,013,270
Colorado Crossing Metropolitan District No. 2 Limited Property Tax Supported RB Series 2017 (NR/NR)
7,390,000	7.500	12/01/2047	7,385,492
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2012 A (BBB+/NR)
3,500,000	4.500	12/01/2033	3,545,115
3,500,000	5.000	12/01/2033	3,740,905
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2013 A (BBB+/NR)
3,000,000	5.750	12/01/2036	3,436,560

Municipal Bonds – (continued)
Colorado – (continued)
Colorado Health Facilities Authority RB for The Evangelical Lutheran Good Samaritan Society Project Series 2013 (BBB/Baa2)
3,000,000	5.625	06/01/2043	3,358,590
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (BBB/NR)
4,410,000	5.000	06/01/2047	4,784,012
Colorado High Performance Transportation Enterprise C-470 Express Lanes RB Series 2017 (BBB/NR)
965,000	5.000	12/31/2047	1,050,026
965,000	5.000	12/31/2051	1,047,015
1,925,000	5.000	12/31/2056	2,085,006
Colorado Regional Transportation District Tax-Exempt Private Activity RB for Denver Transit Partners Eagle P3 Project Series 2010 (BBB+/Baa3)
12,860,000	6.000	01/15/2041	13,822,571
Copperleaf Metropolitan District No. 2 Limited Tax Convertible to Unlimited Tax GO Refunding (NR/NR)
500,000	5.250	12/01/2030	526,180
2,000,000	5.750	12/01/2045	2,100,140
Copperleaf Metropolitan District No. 3 GO Bonds Series 2017 A (NR/NR)
500,000	5.000	12/01/2037	492,585
700,000	5.125	12/01/2047	687,379
Copperleaf Metropolitan District No. 3 GO Bonds Subordinate Series 2017 B (NR/NR)
506,000	7.625	12/15/2047	498,714
Cornerstar Metropolitan District GO Refunding Bonds Series 2017 A (NR/NR)
1,000,000	5.125	12/01/2037	1,036,130
2,100,000	5.250	12/01/2047	2,172,093
Cross Creek Metropolitan District No. 2 GO Refunding Bonds Limited Tax Series 2006 (NR/NR)(g)
4,500,000	6.125	12/01/2037	4,481,730
Denver City & County Airport COPS Refunding Series 2008 A-3 (AA+/Aa1)(f)(g)
1,680,000	1.550	04/02/2018	1,680,000
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (AMT) (BB-/NR)
5,750,000	5.000	10/01/2032	6,216,497
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (BBB/NR)(e)
2,655,000	5.000	12/01/2026	2,977,609
5,285,000	5.000	12/01/2027	5,948,320
5,555,000	5.000	12/01/2028	6,271,706
7,200,000	5.000	12/01/2034	7,966,512
4,800,000	4.000	12/01/2035	4,628,640
4,800,000	4.000	12/01/2036	4,592,496
Denver Colorado Health and Hospital Authority Healthcare RB Series 2007 B (BBB/NR)(c)
16,520,000	(3 Mo. LIBOR + 1.10%), 2.444	12/01/2033	15,298,676

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Colorado – (continued)
Denver Connection West Metropolitan District GO Bonds Series 2017 A (NR/NR)
$2,470,000	5.375%	08/01/2047	$2,473,656
Denver Connection West Metropolitan District GO Bonds Subordinate Series 2017 B (NR/NR)
1,269,000	8.000	08/01/2047	1,263,886
Dominion Water & Sanitation District Tap Fee RB Series 2016 (NR/NR)
9,000,000	5.750	12/01/2036	9,441,540
10,345,000	6.000	12/01/2046	10,822,836
E-470 Public Highway Authority RB Refunding Capital Appreciation Series 2006 B (NATL-RE) (A-/A3)(b)
3,000,000	0.000	09/01/2039	1,145,250
E-470 Public Highway Authority RB Series 2004 A (NATL-RE) (A-/A3)(b)
15,000,000	0.000	09/01/2028	10,603,050
4,100,000	0.000	09/01/2034	2,231,958
E-470 Public Highway Authority RB Series 2004 B (NATL-RE) (A-/A3)(b)
1,715,000	0.000	09/01/2028	1,031,590
E-470 Public Highway Authority RB Series 2010 A (A-/A3)(b)
20,000,000	0.000	09/01/2040	8,434,400
High Plains Metropolitan District GO Refunding Bonds Series 2017 (NATL-RE) (NR/Baa2)
2,400,000	4.000	12/01/2047	2,407,536
Lakes at Centerra Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
1,695,000	5.125	12/01/2037	1,712,001
3,445,000	5.250	12/01/2047	3,475,764
Leyden Rock Metropolitan District No. 10 Limited Tax GO Refunding & Improvement Bonds Series 2016 A (NR/NR)
1,250,000	5.000	12/01/2045	1,272,587
North Range Metropolitan District No. 2 GO Refunding Bonds Series 2017 A (NR/NR)
3,270,000	5.625	12/01/2037	3,292,955
5,380,000	5.750	12/01/2047	5,419,274
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2016 (NR/NR)
2,135,000	4.375	12/01/2031	2,086,557
1,825,000	5.000	12/01/2046	1,840,312
Plaza Metropolitan District No. 1 RB Refunding Series 2013 (NR/NR)(e)
1,000,000	5.000	12/01/2040	1,033,920
Prairie Center Metropolitan District No. 3 Limited Property Tax Supported RB Refunding Series 2017 A (NR/NR)(e)
3,000,000	5.000	12/15/2041	3,069,840
Public Authority for Colorado Energy RB for Natural Gas Purchase Series 2008 (A-/A3)
4,000,000	6.500	11/15/2038	5,555,200
Serenity Ridge Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
550,000	5.125	12/01/2037	559,389
1,000,000	5.125	12/01/2043	1,009,320
Serenity Ridge Metropolitan District No. 2 Subordinated GO Limited Tax Bonds Series 2018 B (NR/NR)
635,000	7.250	12/15/2035	636,264

Municipal Bonds – (continued)
Colorado – (continued)
Sierra Ridge Metropolitan District No. 2 Douglas County GO Bonds Series 2016 A (NR/NR)
750,000	4.500	12/01/2031	737,933
1,500,000	5.500	12/01/2046	1,535,970
St. Vrain Lakes Metropolitan District No. 2 Limited Tax GO Bonds Series 2017 A (NR/NR)
2,550,000	5.125	12/01/2047	2,557,803
Sterling Hills West Metropolitan District GO Refunding Bonds Series 2017 (NR/Baa2)
650,000	5.000	12/01/2039	707,610
Sterling Ranch Community Authority Board Limited Tax Special Senior RB Series 2017 A (MUN GOVT GTD) (NR/NR)
2,000,000	5.000	12/01/2038	2,029,280
3,500,000	5.000	12/01/2047	3,533,285
Stone Creek Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
2,000,000	5.625	12/01/2047	2,008,000
Timnath Ranch Metropolitan District No. 4 Limited Tax GO Refunding Improvement Bonds Series 2018 A (NR/NR)
880,000	5.250	12/01/2037	882,367
2,400,000	5.375	12/01/2047	2,406,408
Vista Ridge Metropolitan District GO Refunding Bonds Limited Tax Subseries 2006 B (NR/NR)(d)(g)
1,725,000	9.500	12/01/2021	2,206,568
Westown Metropolitan District GO Bonds Series 2017 A (NR/NR)
880,000	5.000	12/01/2047	867,935
Whispering Pines Metropolitan District No. 1 GO Bonds Subordinated Series 2017 B (NR/NR)
1,490,000	7.375	12/15/2047	1,481,224
Whispering Pines Metropolitan District No. 1 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
1,000,000	5.000	12/01/2037	1,011,350
2,500,000	5.000	12/01/2047	2,512,475
Windshire Park Metropolitan District No. 2 GO Refunding & Improvement Bonds Senior Series 2017 A (NR/NR)
1,500,000	6.500	12/01/2047	1,628,235

			241,419,202

Connecticut – 0.4%
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (B-/NR)(e)
20,265,000	7.000	02/01/2045	21,439,762
Town of Hamden Refunding GO Series 2013 (AGM) (AA/A2)
500,000	5.000	08/15/2023	557,610

			21,997,372

Delaware – 0.2%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A (NR/NR)
5,126,000	5.450	07/01/2035	5,125,590
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2010 (BBB+/Baa1)
3,000,000	5.400	02/01/2031	3,206,700

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Delaware – (continued)
Delaware Economic Development Authority RB for Indian River Power LLC Project Series 2010 (NR/Baa3)
$2,050,000	5.375%	10/01/2045	$2,132,820

			10,465,110

District of Columbia – 1.4%
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2009 C (ASSURED GTY) (AA/A3)
25,000,000	6.500	10/01/2041	31,754,750
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (BBB+/Baa1)(a)
37,100,000	0.000	10/01/2044	46,575,711

			78,330,461

Florida – 11.9%
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
3,650,000	6.300	05/01/2035	3,652,628
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB/NR)
1,725,000	3.500	05/01/2031	1,694,726
Arborwood Community Development District RB Capital Improvement Refunding Senior Lien Series 2018 A-1 (AGM) (AA/NR)
4,000,000	3.500	05/01/2032	3,925,680
6,755,000	3.700	05/01/2036	6,641,043
Arborwood Community Development District RB Capital Improvement Refunding Subordinate Lien Series 2018 A-2 (NR/NR)
755,000	4.625	05/01/2028	756,231
2,000,000	5.000	05/01/2036	2,001,480
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B (NR/NR)
8,250,000	6.900	05/01/2025	9,390,232
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-1 (NR/NR)
3,965,000	6.900	05/01/2036	4,445,796
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-2 (NR/NR)
1,015,000	6.900	05/01/2036	1,125,594
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)
750,000	5.750	05/01/2048	763,080
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)
1,850,000	6.000	05/01/2048	1,856,549

Municipal Bonds – (continued)
Florida – (continued)
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-2 (NR/NR)
1,595,000	6.000	05/01/2029	1,592,352
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (BBB+/NR)
1,070,000	3.625	05/01/2031	1,088,372
Babcock Ranch Community Independent Special District Special Assessment RB Series 2015 (NR/NR)
2,380,000	5.250	11/01/2046	2,409,560
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
375,000	4.500	11/01/2025	390,120
1,000,000	5.000	11/01/2036	1,070,380
1,100,000	5.000	11/01/2048	1,165,142
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB+/NR)
1,970,000	4.250	05/01/2029	2,081,719
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Subordinate Lien Series 2015 A-2 (NR/NR)
1,000,000	5.000	05/01/2035	1,044,380
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
985,000	3.750	05/01/2031	1,013,270
1,140,000	4.000	05/01/2037	1,135,451
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (BBB-/NR)
1,610,000	4.250	05/01/2031	1,676,445
2,810,000	4.250	05/01/2037	2,893,176
Bellagio Community Development District Special Assessment Bonds Series 2013 (BBB-/NR)
710,000	6.000	11/01/2027	793,269
490,000	3.750	11/01/2031	484,845
3,000,000	6.500	11/01/2043	3,592,830
1,500,000	4.125	11/01/2046	1,470,900
Belmont Community Development District Capital Improvement Phase 1 Project Series 2013 A (NR/NR)
775,000	6.125	11/01/2033	888,220
1,000,000	6.500	11/01/2043	1,148,030
Bexley Community Development District Special Assessment Bonds Series 2016 (NR/NR)
390,000	3.500	05/01/2021	391,338
500,000	4.100	05/01/2026	505,345
1,755,000	4.700	05/01/2036	1,790,749
3,200,000	4.875	05/01/2047	3,265,216
Brevard County Health Facilities Authority RB for Health First, Inc. Project Series 2009 (A/A2)(d)
4,750,000	7.000	04/01/2019	4,995,765
Bridgewater Community Development District Special Assessment Refunding Bonds for Assessment Area Two Series 2015 (NR/NR)
7,830,000	5.750	05/01/2035	8,437,999

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Brookstone Community Development District Special Assessment RB Series 2018 (NR/NR)(e)
$600,000	3.875%	11/01/2023	$601,092
755,000	4.625	11/01/2028	760,595
1,500,000	5.125	11/01/2038	1,517,820
2,600,000	5.250	11/01/2048	2,630,888
Carlton Lakes Community Development District Special Assessment RB Series 2018 (NR/NR)(h)
355,000	4.000	05/01/2024	355,121
440,000	4.750	05/01/2029	440,299
500,000	5.125	05/01/2038	500,375
1,000,000	5.250	05/01/2049	1,000,740
Centre Lake Community Development District Special Assessment Series 2016 (NR/NR)
375,000	4.125	12/15/2027	370,699
500,000	4.500	12/15/2032	507,725
975,000	4.700	12/15/2037	990,083
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
200,000	3.500	11/01/2020	208,010
210,000	3.750	11/01/2021	221,508
215,000	3.875	11/01/2022	226,305
25,000	4.000	11/01/2023	26,466
1,705,000	4.500	11/01/2031	1,805,032
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(e)
500,000	5.500	10/01/2036	487,545
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A+/A1)
1,750,000	4.000	10/01/2034	1,816,605
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
2,250,000	5.000	05/01/2026	2,516,197
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (BBB/NR)
2,995,000	3.500	05/01/2032	2,920,035
1,500,000	3.625	05/01/2035	1,458,015
1,750,000	3.750	05/01/2046	1,670,865
Concorde Estates Community Development District Capital Improvement Series 2017 B (NR/NR)
2,871,819	5.000	11/01/2027	2,526,914
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(i)
3,305,000	5.850	05/01/2035	33
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)(i)
3,980,000	5.000	05/01/2011	40
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,565,000	5.850	05/01/2035	3,566,069
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
2,290,000	5.850	05/01/2035	2,047,626

Municipal Bonds – (continued)
Florida – (continued)
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 B (NR/NR)(b)(i)
2,939,931	0.000	05/01/2017	1,558,163
Corkscrew Farms Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(e)
1,900,000	5.000	11/01/2038	1,892,362
4,300,000	5.125	11/01/2050	4,282,929
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)
782,000	4.000	05/01/2031	802,223
1,407,000	4.250	05/01/2038	1,445,017
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (A-/NR)
960,000	3.750	05/01/2029	969,034
County of Broward Airport System RB Series 2017 (AMT) (A+/A1)
4,250,000	5.000	10/01/2047	4,739,387
Davenport Road South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(e)
1,980,000	5.000	11/01/2038	1,964,833
3,170,000	5.125	11/01/2048	3,152,882
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
3,110,000	3.750	05/01/2034	3,109,907
4,300,000	4.000	05/01/2037	4,342,355
Escambia County Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (A-/A3)
27,000,000	6.000	08/15/2036	29,118,690
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,095,000	6.375	11/01/2026	1,230,955
3,245,000	7.000	11/01/2045	3,897,602
Estancia at Wiregrass Community Development District Capital Improvements RB Series 2015 (NR/NR)
1,000,000	5.250	11/01/2035	1,044,410
1,500,000	5.375	11/01/2046	1,566,630
Fishhawk Community Development District II Special Assessment RB Refunding Series 2013 A (A-/NR)
1,480,000	4.375	05/01/2034	1,517,548
Florida Development Finance Corp. Solid Waste Disposal RB for Waste Pro USA, Inc. Project Series 2017 (AMT) (NR/NR)(e)(f)(g)
1,850,000	5.000	08/01/2022	1,922,002
Florida Development Finance Corp. Surface Transportation Facility RB for Brightline Passenger Rail Project Series 2017 (AMT) (BB-/NR)(e)(f)(g)
18,800,000	5.625	01/01/2028	19,344,824
Florida Higher Educational Facilities Financing Authority RB Refunding for Nova Southeastern University Project Series 2012 A (A-/NR)
600,000	5.000	04/01/2032	651,684
5,820,000	5.250	04/01/2042	6,373,773

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Flow Way Community Development District Special Assessment Bonds for Phase 6 Project Series 2017 (NR/NR)
$725,000	5.000%	11/01/2047	$762,707
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (BBB+/NR)
700,000	4.000	05/01/2031	718,060
1,000,000	4.125	05/01/2038	1,009,080
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
3,165,000	5.000	11/15/2026	3,355,090
5,000,000	5.000	11/15/2036	5,229,050
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
1,525,000	4.500	05/01/2036	1,526,632
2,305,000	4.625	05/01/2046	2,307,489
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (BBB+/NR)(e)
1,725,000	4.000	05/01/2031	1,797,536
1,335,000	4.250	05/01/2035	1,385,837
1,810,000	4.250	05/01/2039	1,867,431
Heritage Harbour North Community Development District Special Assessment Series 2014 (NR/NR)
1,000,000	5.000	05/01/2034	1,076,680
2,170,000	5.125	05/01/2045	2,386,327
Heritage Harbour South Community Development District RB Refunding for Senior Lien Capital Improvement Series 2013 A-1 (A/NR)
500,000	5.050	05/01/2031	541,805
500,000	5.150	05/01/2034	539,995
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (AA/NR)
1,540,000	3.400	05/01/2037	1,460,936
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
2,125,000	5.700	05/01/2036	2,127,720
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (BBB/NR)
2,205,000	4.200	05/01/2031	2,319,351
2,000,000	4.350	05/01/2036	2,065,140
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
1,000,000	4.250	05/01/2031	1,058,720
2,150,000	4.250	05/01/2036	2,217,230
Hillcrest Community Development District Special Assessment Bonds for Capital Improvement Program Series 2018 (NR/NR)
2,295,000	5.000	11/01/2048	2,387,029
Islands at Doral III Community Development District Special Assessment Refunding Series 2013 (A-/NR)
2,500,000	4.125	05/01/2035	2,541,750
Isles Bartram Park Community Development District Special Assessment Bonds Series 2017 (NR/NR)
1,000,000	5.000	11/01/2047	1,021,340
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2013 A (NR/NR)
2,240,000	6.700	05/01/2033	2,449,686
4,770,000	7.000	05/01/2043	5,276,288

Municipal Bonds – (continued)
Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2014 (NR/NR)
6,325,000	5.600	05/01/2044	6,885,205
Lakewood Ranch Stewardship District Special Assessment RB for Del Webb Project Series 2017 (NR/NR)(e)
1,000,000	5.000	05/01/2037	1,044,470
2,380,000	5.125	05/01/2047	2,486,148
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre & NW Sector Project Series 2011 (NR/NR)
19,385,000	8.000	05/01/2040	22,480,203
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
800,000	4.000	05/01/2022	804,416
1,125,000	4.625	05/01/2027	1,164,150
2,500,000	5.250	05/01/2037	2,653,700
5,825,000	5.375	05/01/2047	6,170,015
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
2,310,000	4.000	05/01/2021	2,335,710
1,335,000	4.250	05/01/2026	1,360,325
3,755,000	5.000	05/01/2036	3,914,437
14,885,000	5.125	05/01/2046	15,437,234
Lee County IDA Health Care Facilities RB Refunding for Shell Point Project Series 2011 B (BBB+/NR)
2,600,000	6.500	11/15/2031	2,954,510
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (BBB+/NR)
1,435,000	4.000	05/01/2031	1,473,487
1,860,000	4.000	05/01/2036	1,888,290
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
4,230,000	5.400	05/01/2030	3,793,845
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)
2,075,000	5.375	05/01/2030	2,076,847
Marshall Creek Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
1,940,000	5.000	05/01/2032	1,974,629
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2005 (NR/NR)(i)
880,000	5.250	05/01/2015	44,000
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 B (NR/NR)(i)
1,380,000	6.150	11/01/2014	69,000
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-1 (NR/NR)
410,000	6.000	05/01/2036	404,108
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-2 (NR/NR)
795,000	6.250	05/01/2038	830,099
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 B (NR/NR)
460,000	6.810	05/01/2020	461,812

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 A (NR/NR)
$630,000	7.250%	05/01/2035	$695,841
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 B (NR/NR)
410,000	7.250	05/01/2022	443,944
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(i)
1,075,000	5.250	05/01/2015	53,750
Mediterranea Community Development District Special Assessment Refunding & Improvement Bonds for Area Two Project Series 2017 (NR/NR)
1,000,000	4.750	05/01/2037	1,010,560
1,700,000	5.000	05/01/2048	1,717,986
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center of Florida Series 2014 (BBB+/Baa1)
1,500,000	5.000	11/15/2039	1,597,155
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (A+/Aa3)(e)
11,760,000	5.000	03/01/2030	12,978,924
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
600,000	4.000	11/01/2023	613,854
600,000	4.750	11/01/2027	626,538
4,000,000	5.125	11/01/2039	4,189,480
4,135,000	5.250	11/01/2049	4,374,582
Midtown Miami Community Development District Special Assessment RB Refunding for Parking Garage Project Series 2014 A (NR/NR)
3,455,000	5.000	05/01/2029	3,652,902
3,265,000	5.000	05/01/2037	3,435,368
Miromar Lakes Community Development District RB Refunding for Capital Improvement Series 2015 (NR/NR)
2,990,000	5.000	05/01/2028	3,163,599
1,810,000	5.000	05/01/2035	1,886,002
Monterra Community Development District Special Assessment Refunding Bonds Series 2015 (AGM) (AA/NR)
1,820,000	3.500	05/01/2036	1,784,055
Naples Reserve Community Development District Special Assessment Bonds Series 2014 (NR/NR)
745,000	5.250	11/01/2035	785,133
1,245,000	5.625	11/01/2045	1,324,020
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-1 (NR/NR)
1,880,000	5.750	05/01/2038	1,881,015
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-1 (NR/NR)
40,000	5.000	05/01/2019	40,052
New River Community Development District Special Assessment Series 2006 B (NR/NR)(i)
3,260,000	5.000	05/01/2013	33
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,680,000	5.000	04/01/2024	1,834,039

Municipal Bonds – (continued)
Florida – (continued)
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR) – (continued)
1,765,000	5.000	04/01/2025	1,917,743
1,005,000	5.000	04/01/2026	1,087,219
Overoaks Community Development District RB for Capital Improvement Series 2010 A-1 (NR/NR)
945,000	6.125	05/01/2035	946,191
Overoaks Community Development District RB for Capital Improvement Series 2010 A-2 (NR/NR)
1,310,000	6.125	05/01/2035	1,311,651
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(i)
1,200,000	5.125	05/01/2009	102,000
210,000	6.125	05/01/2035	17,850
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (BBB/NR)
3,155,000	3.750	05/01/2031	3,157,114
2,040,000	4.000	05/01/2036	2,051,383
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2017 (BBB-/NR)
700,000	4.000	05/01/2027	697,382
2,380,000	5.000	05/01/2039	2,425,077
Panther Trace II Community Development District Special Assessment RB Refunding Series 2014 (AGM) (AA/NR)
530,000	4.125	05/01/2035	543,568
Paseo Community Development District Capital Improvement Revenue Bonds Capital Appreciation Series 2011 A-2 (NR/NR)(b)
14,740,000	0.000	05/01/2036	5,699,663
Paseo Community Development District Capital Improvement Revenue Bonds Special Assessment Series 2011 A-1 (NR/NR)
1,930,000	5.400	05/01/2036	1,933,841
Paseo Community Development District RB for Capital Improvement Series 2005 A (NR/NR)(i)
6,355,000	5.400	05/01/2036	64
Paseo Community Development District RB for Capital Improvement Series 2005 B (NR/NR)(i)
3,670,000	4.875	05/01/2010	37
Paseo Community Development District RB for Capital Improvement Series 2006 (NR/NR)(i)
2,600,000	5.000	02/01/2011	26
Portofino Isles Community Development District Special Assessment RB Refunding Series 2013 (BBB-/NR)
2,805,000	4.750	05/01/2033	2,921,660
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 1 (NR/NR)
3,125,000	6.600	05/01/2033	3,197,344
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 2 (NR/NR)
855,000	6.600	05/01/2036	874,793
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 3 (NR/NR)
2,560,000	6.600	05/01/2033	2,619,264
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 A (NR/NR)
3,070,000	5.000	05/01/2025	3,242,994
6,840,000	5.000	05/01/2033	7,146,227

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Reunion East Community Development District Special Assessment Series 2002 A-2 (NR/NR)(i)
$2,170,000	7.200%	05/01/2022	$22
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB+/NR)
2,395,000	4.000	05/01/2031	2,456,791
River Hall Community Development District Special Assessment for Capital Improvement Series 2011 A (NR/NR)
4,780,000	5.450	05/01/2036	4,779,761
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B (NR/NR)
1,260,000	5.500	05/01/2020	1,257,014
Sarasota County Public Hospital District RB for Sarasota Memorial Hospital Project Series 2009 A (AA-/A1)
1,500,000	5.625	07/01/2039	1,563,615
South Fork III Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
1,310,000	5.000	05/01/2038	1,297,660
2,505,000	5.375	05/01/2049	2,514,544
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
1,345,000	4.250	11/01/2037	1,380,602
330,000	4.125	11/01/2040	329,749
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (BBB/NR)
805,000	3.500	05/01/2032	797,320
505,000	3.625	05/01/2035	497,082
1,715,000	3.750	05/01/2038	1,691,127
South Village Community Development District Capital Improvement and Special Assessment Refunding Subordinate Lien Series 2016 A-2 (NR/NR)
645,000	4.350	05/01/2026	650,811
500,000	4.875	05/01/2035	507,150
95,000	5.000	05/01/2038	96,320
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2013 (NR/NR)
2,015,000	5.250	05/01/2034	2,196,551
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,990,000	5.800	05/01/2035	3,989,880
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
2,980,000	5.800	05/01/2035	2,740,617
Spring Lake Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(e)
1,250,000	5.125	11/01/2037	1,299,713
1,790,000	5.250	11/01/2047	1,878,587
Spring Ridge Community Development District Special Assessment RB Series A-1 (NR/NR)
1,290,000	4.800	05/01/2035	1,266,367

Municipal Bonds – (continued)
Florida – (continued)
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B (NR/NR)(i)
418,112	5.500	11/01/2010	267,592
Stonegate Community Development District Special Assessment Refunding Bonds Series 2013 (NR/NR)
2,160,000	5.000	05/01/2034	2,311,546
Stoneybrook South Community Development District Special Assessment Bonds Refunding for Assessment Area Two-A Project Series 2014 (NR/NR)
1,500,000	5.125	11/01/2034	1,621,845
3,500,000	5.500	11/01/2044	4,010,580
Stoneybrook South Community Development District Special Assessment RB Refunding for Assessment Area One Project Series 2013 (NR/NR)
2,440,000	6.500	05/01/2039	2,758,371
Talis Park Community Development District Capital Improvement RB Refunding Subordinate Series 2016 A-2 (NR/NR)
670,000	3.250	05/01/2021	664,948
975,000	3.750	05/01/2026	960,278
1,600,000	4.000	05/01/2033	1,567,984
Talis Park Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,370,000	5.250	11/01/2034	1,405,195
2,365,000	6.000	11/01/2044	2,553,893
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
390,000	4.250	05/01/2026	401,634
1,110,000	4.800	05/01/2036	1,154,022
1,715,000	5.000	05/01/2046	1,787,819
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (BBB+/NR)
700,000	3.375	05/01/2032	674,450
1,345,000	3.600	05/01/2037	1,305,148
Tolomato Community Development District Special Assessment GO Refunding Bonds Senior Lien Series 2018 A-1 (AGM) (AA/NR)
1,650,000	3.500	05/01/2032	1,621,125
1,800,000	3.750	05/01/2040	1,773,342
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 A-2 (NR/NR)(e)
410,000	5.625	05/01/2040	408,696
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 B-2 (NR/NR)
300,000	5.125	05/01/2039	299,796
Toscana Isles Community Development District Special Assessment RB Series 2014 (NR/NR)
415,000	5.750	11/01/2027	456,160
1,975,000	6.250	11/01/2044	2,254,719
Touchstone Community Development District Special Assessment Bonds Series 2018 (NR/NR)(e)
1,560,000	4.625	06/15/2038	1,558,877
2,445,000	4.750	06/15/2048	2,444,829

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Triple Creek Community Development District Special Assessment Series 2017 A (NR/NR)
$1,680,000	5.250%	11/01/2027	$1,743,219
2,745,000	6.125	11/01/2046	2,914,531
TSR Community Development District Special Assessment RB for 2016 Project Series 2016 (NR/NR)
745,000	3.500	11/01/2021	747,205
1,340,000	4.000	11/01/2027	1,340,670
3,160,000	4.625	11/01/2037	3,163,192
2,790,000	4.750	11/01/2047	2,792,846
TSR Community Development District Special Assessment RB for Village 4 Project Series 2015 A (NR/NR)
325,000	4.250	11/01/2021	330,011
2,430,000	5.625	11/01/2045	2,594,657
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (BBB/NR)
2,270,000	4.375	05/01/2035	2,376,123
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (BBB/NR)
1,750,000	3.500	05/01/2032	1,753,640
2,620,000	3.625	05/01/2037	2,622,672
Two Creeks Community Development District RB Refunding for Capital Improvement Subordinate Lien Series 2016 A-2 (NR/NR)
625,000	4.750	05/01/2037	625,675
Two Lakes Community Development District Special Assessment Series 2017 (NR/NR)(e)
1,880,000	3.250	12/15/2022	1,872,630
2,000,000	4.000	12/15/2028	1,998,180
1,000,000	5.000	12/15/2032	1,056,630
1,705,000	5.000	12/15/2037	1,773,456
3,800,000	5.000	12/15/2047	3,911,606
Union Park East Community Development District Capital Improvement RB for Assessment Area One Series 2017 A-1 (NR/NR)(e)
1,400,000	5.500	11/01/2047	1,437,212
Venetian Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
500,000	5.500	05/01/2034	517,290
750,000	6.125	05/01/2042	783,555
Venetian Parc Community Development District Special Assessment Area One Project Series 2013 (NR/NR)
545,000	6.000	11/01/2027	616,924
2,050,000	6.500	11/01/2043	2,680,928
Venetian Parc Community Development District Special Assessment Area Two Project Series 2013 (NR/NR)
780,000	6.375	11/01/2027	846,940
2,300,000	7.125	11/01/2044	2,701,833
Ventana Community Development District Special Assessment RB Series 2018 (NR/NR)(e)
335,000	4.000	05/01/2024	334,813
725,000	4.625	05/01/2029	716,626
1,000,000	5.000	05/01/2038	983,780
4,500,000	5.125	05/01/2049	4,414,050

Municipal Bonds – (continued)
Florida – (continued)
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
1,425,000	3.375	05/01/2021	1,424,359
2,460,000	3.750	05/01/2026	2,416,187
4,360,000	4.000	05/01/2031	4,264,211
1,750,000	4.125	05/01/2034	1,710,695
1,000,000	4.250	05/01/2037	976,950
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (BBB/NR)(e)
1,985,000	4.000	05/01/2031	2,036,332
2,940,000	4.000	05/01/2037	2,949,673
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
750,000	5.125	11/01/2035	790,800
1,000,000	5.250	11/01/2046	1,064,180
Village Community Development District No. 08 Special Assessment RB Series 2008 (NR/NR)
7,135,000	6.375	05/01/2038	7,171,531
Village Community Development District No. 09 Special Assessment RB Series 2011 (NR/NR)
4,640,000	7.000	05/01/2041	5,332,056
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
2,600,000	5.000	05/01/2032	2,869,568
6,190,000	5.125	05/01/2043	6,861,739
Village Community Development District No. 10 Special Assessment RB Series 2014 (NR/NR)
4,700,000	6.000	05/01/2044	5,462,716
Village Community Development District No. 12 Special Assessment RB Series 2018 (NR/NR)(e)
13,800,000	4.375	05/01/2050	13,855,890
Village Community Development District No. 5 Special Assessment RB Refunding Phase I Series 2013 (A/NR)
1,620,000	4.000	05/01/2033	1,652,854
Village Community Development District No. 5 Special Assessment RB Refunding Phase II Series 2013 (A/NR)
1,270,000	4.000	05/01/2034	1,295,756
Village Community Development District No. 8 Special Assessment Refunding Phase II Series 2010 (NR/NR)
7,705,000	6.125	05/01/2039	8,296,205
Village Community Development District No. 9 Special Assessment Refunding Series 2012 (NR/NR)
1,915,000	5.500	05/01/2042	2,071,417
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
1,000,000	3.750	11/01/2031	1,002,160
1,000,000	4.000	11/01/2036	992,200
1,300,000	4.125	11/01/2046	1,271,114
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
3,150,000	5.500	05/01/2034	3,371,036
3,825,000	5.750	05/01/2044	4,112,372
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
14,000	5.350	05/01/2039	13,705

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-2 (NR/NR)
$450,000	6.600%	05/01/2039	$451,400
Waters Edge Community Development District Pasco County Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
3,235,000	4.200	05/01/2036	3,310,861
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
1,240,000	5.125	11/01/2035	1,303,835
2,000,000	5.500	11/01/2045	2,117,360
Westside Community Development District Special Assessment RB for Solara Phase 1 Assessment Area Series 2018 (NR/NR)(e)
550,000	5.000	05/01/2038	547,976
600,000	5.200	05/01/2048	602,310
Winding Cypress Community Development District Special Assessment Phase 1 and Phase 2 Assessment Area Series 2015 (NR/NR)
205,000	4.000	11/01/2020	206,705
400,000	4.375	11/01/2025	411,820
1,770,000	5.000	11/01/2045	1,823,171
Wiregrass Community Development District Capital Improvement RB Series 2014 (NR/NR)
470,000	5.375	05/01/2035	497,006
3,050,000	5.625	05/01/2045	3,244,041
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
780,000	4.875	05/01/2036	801,193
1,445,000	5.000	05/01/2047	1,481,443

			646,965,149

Georgia – 1.3%
Atlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 A-1 (A+/Aa3)
1,500,000	5.250	07/01/2040	1,720,320
5,500,000	5.250	07/01/2044	6,292,440
Atlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 B (A/A1)
1,000,000	4.000	07/01/2040	1,018,870
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 A (BB+/Baa3)
11,700,000	8.750	06/01/2029	13,199,355
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A (NR/NR)
1,800,000	5.250	11/01/2028	1,744,560
Gainesville & Hall County Development Authority RB Refunding for Riverside Military Academy Series 2017 (BBB-/NR)
900,000	5.000	03/01/2047	933,345
900,000	5.125	03/01/2052	938,196
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(c)
49,820,000	(3 Mo. LIBOR + 0.65%), 2.199	10/01/2033	45,540,462

			71,387,548

Municipal Bonds – (continued)
Guam – 1.4%
A.B. Won Pat International Airport Authority RB Refunding General Series 2013 B (AGM) (AA/A2)
1,500,000	5.750	10/01/2043	1,698,090
Guam Government Department of Education COPS for John F. Kennedy High School Project Series 2010 A (B+/NR)
2,500,000	6.625	12/01/2030	2,579,675
3,355,000	6.875	12/01/2040	3,469,875
Guam Government Limited Obligation RB Section 30 Series 2016 A (BBB+/NR)
500,000	5.000	12/01/2031	529,880
3,410,000	5.000	12/01/2046	3,534,363
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (AGM) (AA/A2)
7,300,000	6.125	10/01/2043	8,381,495
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (BBB/Baa2)
2,000,000	6.375	10/01/2043	2,286,080
Guam Power Authority RB Series 2010 A (BBB/Baa2)(d)
10,000,000	5.500	10/01/2020	10,888,300
Guam Waterworks Authority RB for Water & Wastewater System Series 2010 (A-/Baa2)(d)
10,365,000	5.625	07/01/2020	11,240,117
Guam Waterworks Authority RB for Water & Wastewater System Series 2013 (A-/Baa2)
13,705,000	5.500	07/01/2043	14,952,292
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
4,880,000	5.000	01/01/2046	5,186,171
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (A-/Baa2)
1,150,000	5.000	07/01/2033	1,253,788
960,000	5.000	07/01/2035	1,040,400
1,920,000	5.000	07/01/2036	2,075,520
1,440,000	5.000	07/01/2037	1,553,616
4,800,000	5.000	07/01/2040	5,155,584

			75,825,246

Idaho – 0.0%
Idaho Health Facilities Authority RB Refunding for Madison Memorial Hospital Project Series 2016 (BB+/NR)
1,000,000	5.000	09/01/2037	1,064,180

Illinois – 14.7%
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2016 (A/NR)
16,000,000	6.000	04/01/2046	18,733,600
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2017 (A/NR)
1,700,000	5.000	04/01/2042	1,826,038
1,625,000	5.000	04/01/2046	1,740,407
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE) (B/Baa2)(b)
3,490,000	0.000	12/01/2027	2,276,876
350,000	0.000	12/01/2028	217,329
8,925,000	0.000	12/01/2029	5,251,559
405,000	0.000	12/01/2030	225,747

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL-RE) (B/Baa2)(b)
$125,000	0.000%	12/01/2029	$73,551
150,000	0.000	12/01/2030	83,610
Chicago Illinois Board of Education GO Bonds Capital Appreciation Refunding for School Reform Series 1999 A (NATL-RE) (B/Baa2)(b)
15,550,000	0.000	12/01/2031	8,232,481
Chicago Illinois Board of Education GO Bonds Series 2017 A (B/NR)(e)
5,500,000	7.000	12/01/2046	6,515,135
Chicago Illinois Board of Education GO Refunding Bonds for School Reform Series 1999 A (NATL-RE) (B/Baa2)
9,535,000	5.500	12/01/2026	10,487,165
Chicago Illinois Board of Education GO Refunding Bonds Series 2005 A (AMBAC) (B/B3)
8,965,000	5.500	12/01/2029	10,047,882
Chicago Illinois Board of Education GO Refunding Bonds Series 2010 F (B/B3)
1,060,000	5.000	12/01/2031	1,064,134
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 C (B/NR)
19,705,000	5.250	12/01/2035	19,968,653
10,235,000	5.250	12/01/2039	10,314,321
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Revenues Series 2011 A (B/B3)
315,000	5.500	12/01/2039	318,298
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2005 A (AMBAC) (B/B3)
2,300,000	5.500	12/01/2030	2,569,560
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (B/B3)
9,750,000	6.038	12/01/2029	9,358,927
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (B/NR)
54,475,000	7.000	12/01/2044	62,870,142
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (B/NR)
61,135,000	6.500	12/01/2046	69,491,543
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (BBB+/Ba1)(b)
11,415,000	0.000	01/01/2032	5,821,308
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (BBB+/Ba1)
1,700,000	5.500	01/01/2037	1,795,795
Chicago Illinois GO Bonds Project Refunding Series 2014 A (BBB+/Ba1)
8,375,000	5.250	01/01/2033	8,723,651
6,295,000	5.000	01/01/2034	6,461,944
10,500,000	5.000	01/01/2036	10,741,080

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois GO Bonds Project Refunding Series 2017 A (BBB+/NR)
6,100,000	6.000	01/01/2038	6,844,017
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
6,170,000	5.250	01/01/2035	6,298,953
3,000,000	5.000	01/01/2040	3,026,550
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
18,000,000	5.000	01/01/2033	18,311,940
3,850,000	5.000	01/01/2034	3,910,098
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
4,180,000	5.500	01/01/2039	4,405,595
Chicago Illinois GO Refunding & Project Bonds Series 2009 C (BBB+/Ba1)
1,170,000	5.000	01/01/2034	1,178,506
Chicago Illinois GO Refunding Bonds RMKT 06/08/15 Series 2007 E (BBB+/Ba1)
3,775,000	5.500	01/01/2042	3,967,563
Chicago Illinois GO Refunding Bonds RMKT 06/08/15 Series 2007 F (BBB+/Ba1)
2,500,000	5.500	01/01/2042	2,627,525
Chicago Illinois GO Refunding Bonds Series 2009 C (BBB+/Ba1)
3,825,000	5.000	01/01/2040	3,848,332
Chicago Illinois GO Refunding Bonds Series 2014 A (BBB+/Ba1)
4,230,000	5.000	01/01/2035	4,333,593
Chicago Illinois GO Refunding Bonds Series 2015 C (BBB+/NR)
13,300,000	5.000	01/01/2038	13,686,099
Chicago Illinois Second Lien RB Refunding for Wastewater Transmission RMKT 10/19/15 Series 2008 C (A/NR)
1,500,000	5.000	01/01/2039	1,608,885
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (AGM) (AA/NR)
1,950,000	5.250	01/01/2042	2,203,480
5,460,000	4.000	01/01/2052	5,495,818
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2000 (A/Baa2)
1,500,000	5.000	11/01/2028	1,687,920
1,050,000	5.000	11/01/2029	1,177,376
1,000,000	5.000	11/01/2030	1,114,220
Cortland Illinois Special Service Area No. 9 Special Tax Bonds for Richland Trails Project Series 2007-1 (NR/NR)
2,033,000	5.800	03/01/2037	2,034,179
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
1,349,000	5.625	03/01/2036	1,351,765
Illinois Finance Authority Multifamily Housing RB for Better Housing Foundation Ernst Portfolio Project Series 2018 A (A-/NR)
1,500,000	5.100	12/01/2043	1,503,570
2,150,000	5.250	12/01/2053	2,155,074
Illinois Finance Authority RB for Christian Homes, Inc. Series 2007 A (BBB-/NR)
2,780,000	5.750	05/15/2031	2,786,811
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (BBB-/NR)
805,000	6.125	05/15/2027	855,844

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Illinois – (continued)
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (NR/NR)(d)
$445,000	6.125%	05/15/2020	$484,881
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A (NR/NR)(e)
32,960,000	6.750	10/01/2046	32,963,296
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (BBB-/NR)
1,645,000	4.000	05/15/2027	1,706,194
2,825,000	5.000	05/15/2037	3,042,638
1,055,000	5.000	05/15/2047	1,122,225
Illinois Finance Authority RB Refunding for Franciscan Communities, Inc. Series 2013 A (BBB-/NR)
4,500,000	5.250	05/15/2047	4,747,095
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (A-/Baa1)
490,000	5.000	09/01/2036	530,876
3,470,000	5.000	09/01/2046	3,725,913
Illinois Finance Authority RB Refunding for OSF Healthcare System Series 2010 A (A/A2)
4,955,000	6.000	05/15/2039	5,196,457
Illinois Finance Authority Recovery Zone Facility RB for Navistar International Corp. Project Series 2010 (B+/B2)(g)
15,650,000	6.750	10/15/2040	16,680,553
Illinois State GO Bonds Series 2012 (BBB-/Baa3)
500,000	5.000	03/01/2031	507,960
750,000	5.000	03/01/2037	756,593
Illinois State GO Bonds Series 2013 (BBB-/Baa3)
5,050,000	5.500	07/01/2038	5,192,915
Illinois State GO Bonds Series 2014 (AGM) (AA/A2)
20,000,000	5.000	02/01/2039	21,256,400
Illinois State GO Bonds Series 2014 (BBB-/Baa3)
2,500,000	5.000	05/01/2029	2,547,100
10,000,000	5.000	05/01/2030	10,151,400
2,000,000	5.000	04/01/2031	2,027,900
5,000,000	5.000	05/01/2031	5,062,500
5,000,000	5.000	05/01/2039	5,025,800
Illinois State GO Bonds Series 2016 (BBB-/Baa3)
4,415,000	5.000	11/01/2021	4,632,748
Illinois State GO Bonds Series 2017 C (BBB-/Baa3)
90,940,000	5.000	11/01/2029	94,013,772
Illinois State GO Bonds Series 2017 D (BBB-/Baa3)
12,810,000	5.000	11/01/2027	13,323,681
Illinois State GO Refunding Bonds Series 2012 (BBB-/Baa3)
7,300,000	5.000	08/01/2021	7,636,165
Illinois State GO Refunding Bonds Series 2016 (AGM) (AA/A2)
20,175,000	4.000	02/01/2030	20,965,658
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
2,013,000	6.250	03/01/2034	2,016,664
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (ETM) (NATL-RE) (NR/NR)(b)(d)
530,000	0.000	06/15/2030	372,118

Municipal Bonds – (continued)
Illinois – (continued)
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (BB+/NR)(b)
9,370,000	0.000	06/15/2030	5,418,577
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2010 B1 (AGM) (AA/A2)(b)
3,200,000	0.000	06/15/2044	969,504
Metropolitan Pier & Exposition Authority RB Refunding for Mccormick Place Expansion Dedicated Sales Tax Project Series 2010 B2 (ST APPROP) (BB+/Ba1)
50,000,000	5.000	06/15/2050	50,389,500
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 A (BB+/NR)(b)
66,700,000	0.000	12/15/2056	9,141,235
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (AGM) (AA/A2)(b)
18,400,000	0.000	12/15/2056	3,013,736
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (BB+/NR)(b)
64,400,000	0.000	12/15/2054	9,849,980
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006 (NR/NR)(i)
4,555,000	6.000	03/01/2036	2,915,200
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	4.750	10/01/2029	899,354
1,010,000	4.750	10/01/2032	1,059,672
Regional Transportation Authority Illinois GO Bonds Series 2016 A (AA/A2)
7,730,000	4.000	06/01/2046	7,902,688
Southwestern Illinois Development Authority Health Facility RB for Memorial Group, Inc. Series 2013 (NR/NR)(d)
19,200,000	7.125	11/01/2023	24,057,408
5,000,000	7.625	11/01/2023	6,395,200
Southwestern Illinois Development Authority RB Capital Appreciation for United States Steel Corporation Project Series 2012 (AMT) (B/B2)
12,505,000	5.750	08/01/2042	12,622,797
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (AA/A2)
13,625,000	4.000	03/01/2040	13,863,574
State of Illinois GO Bonds Series 2010 (BBB-/Baa3)
7,500,000	5.250	02/01/2028	7,546,500
State of Illinois GO Bonds Series 2010 A (BBB-/Baa3)
3,500,000	4.000	01/01/2021	3,545,255

			796,904,131

Indiana – 0.5%
Gary/Chicago International Airport Authority Airport Development Zone RB Series 2014 (AMT) (BBB+/NR)
1,300,000	5.000	02/01/2029	1,447,576
1,250,000	5.250	02/01/2034	1,390,462
1,500,000	5.000	02/01/2039	1,629,570

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Indiana – (continued)
Indiana Finance Authority Environmental Improvement RB for United States Steel Corp. Project Series 2012 (AMT) (B/B2)
$795,000	5.750%	08/01/2042	$802,489
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2011 N (AA/Aa2)
2,000,000	5.125	03/01/2038	2,146,480
Indiana Finance Authority Midwestern Disaster Relief RB for Ohio Valley Electric Co. Project Series 2012 A (BBB-/Ba1)
6,825,000	5.000	06/01/2039	6,911,405
Indiana Finance Authority RB for Private Activity for Ohio River Bridges East End Crossing Project Series 2013 A (AMT) (BBB+/NR)
6,250,000	5.000	07/01/2048	6,670,625
Indiana Municipal Power Agency Power Supply System RB Refunding Series 2016 A (A+/A1)
7,750,000	5.000	01/01/2042	8,777,495
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (AMT) (NR/WR)(i)
7,520,823	6.500	11/15/2031	75

			29,776,177

Iowa – 0.0%
Pottawattamie County RB Refunding for Christian Homes, Inc. Series 2007 E (BBB-/NR)
1,355,000	5.750	05/15/2031	1,358,320

Kentucky – 1.2%
Kentucky Economic Development Finance Authority Hospital RB for Owensboro Medical Health System, Inc. Series 2010 A (BB+/Baa3)(d)
8,000,000	6.375	06/01/2020	8,756,000
8,250,000	6.500	06/01/2020	9,042,165
Kentucky Economic Development Finance Authority Hospital RB Refunding for Louisville Arena Authority, Inc. Series 2017 A (AGM) (AA/A2)
900,000	4.000	12/01/2041	914,409
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (AA/A2)
3,300,000	4.000	06/01/2037	3,345,408
3,000,000	4.000	06/01/2045	3,009,030
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 B (AGM) (AA/A2)
1,000,000	4.000	06/01/2037	1,013,760
Louisville & Jefferson County Metropolitan Government Health System RB for Norton Healthcare, Inc. Series 2013 A (A-/NR)
5,000,000	5.750	10/01/2042	5,635,050
Louisville & Jefferson County Metropolitan Government Health System RB for Norton Healthcare, Inc. Series 2016 A (A-/NR)
17,575,000	4.000	10/01/2034	17,866,393
15,205,000	4.000	10/01/2036	15,346,863

			64,929,078

Louisiana – 2.9%
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Westlake Chemical Corp. Projects Series 2010 A-2 (BBB/Baa3)
5,000,000	6.500	11/01/2035	5,531,850

Municipal Bonds – (continued)
Louisiana – (continued)
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Women’s Hospital Foundation Project Series 2010 A (A/A2)(d)
19,265,000	6.000	10/01/2020	21,220,012
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. - Student Housing & Parking Project Series 2017 (AGM) (AA/NR)
2,600,000	5.000	10/01/2039	2,939,664
4,850,000	4.000	10/01/2041	5,000,883
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 A (A/A2)
14,475,000	3.375	09/01/2028	14,608,894
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 B (A/A2)
13,950,000	3.500	06/01/2030	14,086,989
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2017 (A-/A3)
12,725,000	4.000	05/15/2042	12,821,456
4,825,000	5.000	05/15/2042	5,290,806
21,250,000	5.000	05/15/2046	23,215,625
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2015 B (AMT) (A-/A3)
32,395,000	5.000	01/01/2045	35,229,239
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2017 B (AMT) (A-/A3)
4,850,000	5.000	01/01/2048	5,347,610
New Orleans Aviation Board Gulf Opportunity Zone RB for Consolidated Rental Car Project Series 2009 A (A-/Baa1)
7,470,000	6.500	01/01/2040	7,700,449
Port of New Orleans Board of Commissioners RB Series 2018 A (AGM) (AA/A2)
2,000,000	5.000	04/01/2048	2,254,760

			155,248,237

Maryland – 1.0%
Baltimore Maryland RB Refunding for Convention Center Hotel Project Series 2017 (BBB-/NR)
2,000,000	5.000	09/01/2039	2,228,540
1,725,000	5.000	09/01/2042	1,910,472
9,980,000	5.000	09/01/2046	11,011,233
Baltimore Maryland Special Obligation Refunding for Baltimore Research Park Project Series 2017 A (NR/NR)
2,950,000	4.500	09/01/2033	3,071,687
1,500,000	5.000	09/01/2038	1,606,905
Frederick County Maryland Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 A (NR/NR)
2,980,000	7.250	07/01/2043	3,128,732
Frederick County Maryland Tax Incremental & Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 B (NR/NR)(e)
8,850,000	7.125	07/01/2043	9,559,151
Maryland Stadium Authority RB for Baltimore City Public Schools Construction & Revitalization Program Series 2016 (AA-/Aa3)
10,000,000	5.000	05/01/2046	11,219,200

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate		Maturity Date		Value
Municipal Bonds – (continued)
Maryland – (continued)
Maryland State Health & Higher Educational Facilities Authority RB for Doctors Community Hospital Series 2010 (NR/Baa3)(d)
$9,500,000	5.750%		07/01/2020		$10,321,560
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2012 (BBB/Baa2)
2,100,000	5.000		07/01/2031		2,243,640

					56,301,120

Massachusetts – 0.5%
Massachusetts Development Finance Agency RB for Simmons College Issue Series 2015 K-1 (BBB+/Baa1)
1,950,000	5.000		10/01/2036		2,148,101
Massachusetts Development Finance Agency RB for Suffolk University Issue Series 2009 A (BBB/Baa2)
4,215,000	5.750		07/01/2039		4,373,189
Massachusetts Development Finance Agency RB for Suffolk University Issue Series 2009 A (NR/NR)(d)
8,285,000	5.750		07/01/2019		8,699,333
Massachusetts Development Finance Agency RB Series 2013 A (NR/NR)(d)(e)
2,250,000	6.500		11/15/2023		2,749,162
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE FGIC) (AA/Aa1)(c)
4,970,000	(3 Mo. LIBOR + 0.57%), 1.758		05/01/2037		4,781,140
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (AA+/Aa1)(c)
2,950,000	(3 Mo. LIBOR + 0.57%), 1.758		05/01/2037		2,852,266

					25,603,191

Michigan – 1.6%
City of Detroit Financial Recovery Series 2014 B-1 (NR/NR)(g)
9,975,000	4.000		04/01/2034		7,953,067
City of Detroit Financial Recovery Series 2014 C (NR/NR)
22,488,798	5.000		12/10/2026		22,487,449
Detroit Michigan School District GO Bonds for School Building and Site Improvement Series 2002 A (FGIC-Q-SBLF) (AA-/Aa1)
3,500,000	6.000		05/01/2020		3,767,855
3,000,000	6.000		05/01/2021		3,315,690
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (AA/A2)(c)
4,675,000	(3 Mo. LIBOR + 0.60%, 15.00% Cap), 2.149		07/01/2032		4,339,101
Detroit Michigan Water & Sewerage Department Sewage Disposal System RB Refunding Senior Lien Series 2012 A (A-/A3)
2,000,000	5.250		07/01/2039		2,154,000
Karegnondi Water Authority Water Supply System RB Refunding for Karegnondi Water Pipeline Series 2018 (A/NR)(h)
1,425,000	5.000		11/01/2045		1,575,394

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Department Sewage Disposal System Second Lien Local Project Series 2015 C (BBB+/Baa1)
355,000		5.000		07/01/2033		392,382
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (AGM) (AA/A2)
2,600,000		5.000		07/01/2035		2,886,182
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (AA/A2)
2,175,000		5.000		07/01/2032		2,423,559
1,750,000		5.000		07/01/2033		1,944,723
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (A-/A3)
1,250,000		5.000		07/01/2034		1,387,575
750,000		5.000		07/01/2035		830,505
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-2 (BBB+/Baa1)
2,100,000		5.000		07/01/2034		2,306,976
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (CCC+/NR)(b)
238,600,000		0.000		06/01/2052		15,993,358
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (CCC/NR)(b)
180,100,000		0.000		06/01/2052		10,726,756

						84,484,572

Minnesota – 0.2%
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2012 (NR/NR)
2,500,000		5.750		06/15/2032		2,736,200
3,750,000		6.000		06/15/2039		4,157,813
Minnesota Higher Education Facilities Authority RB Refunding for Bethel University Project Series 2017 (BBB-/NR)
2,400,000		5.000		05/01/2047		2,609,688

						9,503,701

Mississippi – 0.0%
Mississippi Business Finance Corp. Solid Waste Disposal RB for Waste Pro USA, Inc. Project Series 2017 (AMT) (NR/NR)(e)(f)(g)
2,000,000		5.000		08/01/2022		2,077,840

Missouri – 0.2%
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 A (NR/NR)(i)
1,535,000		6.000		07/01/2037		82,890
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 B (AMT) (NR/NR)(i)
7,750,000		6.000		07/01/2025		418,500

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Missouri – (continued)
Cape Girardeau County IDA Health Facilities RB Refunding for South Eastern Health Series 2017 A (BBB-/Baa3)
$1,925,000	5.000%	03/01/2036	$2,075,516
Kansas City Missouri Industrial Development Authority Senior Sales Tax RB Refunding and Improvement Bonds for Ward Parkway Center Community Improvement District Series 2016 A (NR/NR)(e)
1,000,000	5.000	04/01/2036	1,033,940
1,150,000	5.000	04/01/2046	1,168,940
Missouri Health & Educational Facilities Authority RB Series 1996 D (AA+/Aa1)(f)(g)
1,300,000	1.610	04/02/2018	1,300,000
Missouri Health & Educational Facilities Authority RB Series 2003 B (AA+/Aa1)(f)(g)
2,500,000	1.650	04/02/2018	2,500,000
St. Louis IDA Financing RB Refunding for Ballpark Village Development Project Series 2017 A (NR/NR)
1,900,000	4.750	11/15/2047	1,947,177
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)(i)
1,250,000	5.750	04/01/2027	306,250

			10,833,213

Nevada – 0.3%
City of Las Vegas Special Improvement District No. 607 for Local Improvement Refunding Series 2013 (NR/NR)
630,000	4.000	06/01/2018	631,165
690,000	4.000	06/01/2019	699,218
585,000	4.000	06/01/2020	598,865
750,000	4.000	06/01/2021	772,890
410,000	5.000	06/01/2022	439,680
360,000	5.000	06/01/2023	388,278
200,000	4.250	06/01/2024	205,892
240,000	5.000	06/01/2024	257,585
City of Las Vegas Special Improvement District No. 813 for Summerlin Village 26 Local Improvement Bonds Series 2017 (NR/NR)
325,000	4.250	06/01/2037	318,718
475,000	4.375	06/01/2042	467,656
550,000	4.500	06/01/2047	547,316
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,860,000	5.000	03/01/2020	1,840,433
1,860,000	5.100	03/01/2021	1,832,063
970,000	5.100	03/01/2022	947,981
2,615,000	5.125	03/01/2025	2,509,380
Henderson Local Improvement District No. T-18 Limited Obligation Series 2016 (NR/NR)
2,200,000	4.000	09/01/2035	2,148,630

			14,605,750

New Jersey – 6.3%
Atlantic City Tax Appeal Refunding Bonds Series 2017 A (BAM) (ST AID WITHHLDG) (AA/Baa1)
725,000	5.000	03/01/2032	817,075
965,000	5.000	03/01/2037	1,072,617
1,205,000	5.000	03/01/2042	1,331,621

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority Cigarette Tax RB Refunding Series 2012 (BBB+/Baa1)
2,500,000	5.000	06/15/2026	2,695,825
1,000,000	5.000	06/15/2028	1,074,650
New Jersey Economic Development Authority Energy Facilities RB for UMM Energy Partners, LLC Project Series 2012 A (AMT) (NR/Baa3)
1,000,000	4.750	06/15/2032	1,037,290
1,000,000	5.000	06/15/2037	1,037,470
1,000,000	5.125	06/15/2043	1,039,900
New Jersey Economic Development Authority Motor Vehicle Surcharges RB Refunding Subordinate Series 2017 A (BBB+/Baa2)
6,000,000	4.000	07/01/2032	5,929,080
New Jersey Economic Development Authority Private Activity RB for Goethals Bridge Replacement Project Series 2013 (AMT) (BBB-/NR)
1,000,000	5.375	01/01/2043	1,097,840
New Jersey Economic Development Authority RB for Provident Group - Kean Properties L.L.C. - Kean University Student Housing Project Series 2017 A (BBB-/NR)
500,000	5.000	07/01/2037	538,470
1,150,000	5.000	07/01/2047	1,227,959
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (BBB+/Baa1)(d)
1,640,000	5.000	09/01/2019	1,713,013
New Jersey Economic Development Authority RB for School Facilities Construction Series 2016 AAA (BBB+/Baa1)
4,500,000	5.000	06/15/2041	4,790,205
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (BB-/Ba3)
7,500,000	5.500	04/01/2028	7,522,500
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (AMT) (BB-/Ba3)
8,500,000	5.250	09/15/2029	9,273,330
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 A (AMT) (BB-/Ba3)
5,000,000	5.625	11/15/2030	5,630,150
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 B (AMT) (BB-/Ba3)
5,000,000	5.625	11/15/2030	5,630,150
New Jersey Health Care Facilities Financing Authority RB Refunding for Trinitas Regional Medical Center Series 2017 A (BBB/Baa2)
1,000,000	5.000	07/01/2028	1,127,940
1,000,000	5.000	07/01/2029	1,122,550
900,000	5.000	07/01/2030	1,005,471
New Jersey Health Care Facilities Financing Authority RB Refunding for University Hospital Series 2015 A (AGM) (AA/A2)
9,700,000	4.125	07/01/2038	10,021,749
5,600,000	5.000	07/01/2046	6,170,752

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (BBB+/Baa1)(b)
$119,365,000	0.000%	12/15/2035	$52,908,536
62,370,000	0.000	12/15/2036	26,259,017
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2008 A (BBB+/Baa1)(b)
41,545,000	0.000	12/15/2035	18,161,812
22,020,000	0.000	12/15/2038	8,232,397
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB+/Baa1)(b)
8,805,000	0.000	12/15/2028	5,521,087
9,000,000	0.000	12/15/2029	5,371,650
1,900,000	0.000	12/15/2034	876,052
4,875,000	0.000	12/15/2036	2,022,686
New Jersey Transportation Trust Fund Authority RB for Federal Highway Reimbursement Notes Subseries 2016 A-1 (A+/Baa1)
3,335,000	5.000	06/15/2030	3,663,798
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (BBB+/Baa1)
26,070,000	5.000	06/15/2038	27,414,430
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB+/Baa1)
2,500,000	5.250	06/15/2041	2,677,525
5,075,000	5.000	06/15/2045	5,350,522
1,750,000	5.000	06/15/2046	1,843,887
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AGM) (AA/A2)(b)
11,150,000	0.000	12/15/2033	5,832,677
25,400,000	0.000	12/15/2034	12,666,726
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (BBB+/Baa1)(b)
25,900,000	0.000	12/15/2027	17,339,014
10,055,000	0.000	12/15/2030	5,814,203
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (BBB+/Baa1)
12,875,000	5.000	06/15/2042	13,371,074
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2008 A (BBB+/Baa1)(b)
25,500,000	0.000	12/15/2037	10,036,035
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (BBB+/Baa1)(b)
2,550,000	0.000	12/15/2033	1,239,121
25,000,000	0.000	12/15/2038	9,346,500
740,000	0.000	12/15/2039	262,693
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (BBB+/Baa1)
4,350,000	5.500	06/15/2041	4,589,381
Newark New Jersey Housing Authority RB for South Ward Police Facility Series 2009 A (ASSURED GTY) (NR/A3)(d)
2,000,000	6.750	12/01/2019	2,162,260

Municipal Bonds – (continued)
New Jersey – (continued)
South Jersey Port Corp. Subordinated Marine Terminal RB Series 2017 B (AMT) (NR/Baa1)
18,025,000	5.000	01/01/2048	19,361,193
Tobacco Settlement Financing Corp. RB Senior Asset-Backed Bonds for Capital Appreciation Series 2007 1-A (BB-/B3)
3,950,000	4.750	06/01/2034	3,948,894

			339,180,777

New Mexico – 0.3%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB+/Baa2)
14,000,000	5.900	06/01/2040	15,025,360
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 F (AMT) (BBB+/Baa2)
1,500,000	6.250	06/01/2040	1,622,835

			16,648,195

New York – 3.1%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (AGM) (AA/A2)
1,240,000	3.000	07/15/2043	1,152,295
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (BBB-/Baa3)
7,725,000	5.000	07/15/2042	8,575,831
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BB+/Baa3)
2,650,000	5.875	04/01/2042	2,755,099
Hempstead Town Local Development Corp. RB Refunding for Molloy College Project Series 2017 (BBB/NR)
645,000	5.000	07/01/2030	727,882
865,000	5.000	07/01/2033	965,228
815,000	5.000	07/01/2035	905,359
640,000	5.000	07/01/2036	709,894
455,000	5.000	07/01/2038	502,807
New York City Capital Resource Corp. RB for YMCA of Greater New York Project Series 2015 (A-/Baa1)
1,000,000	5.000	08/01/2040	1,090,770
New York City GO Bonds Fiscal 2006 Series H Subseries H1 (AA/Aa2)(f)(g)
1,800,000	1.580	04/02/2018	1,800,000
New York City GO Bonds Fiscal 2014 Series I Subseries I-2 (AA/Aa2)(f)(g)
8,600,000	1.580	04/02/2018	8,600,000
New York City Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 F (NR/NR)
2,000,000	4.500	02/15/2048	2,074,080
New York City Industrial Development Agency PILOT RB for Queens Baseball Stadium Project Series 2009 (ASSURED GTY) (AA/A3)
1,000,000	6.125	01/01/2029	1,033,320
3,000,000	6.375	01/01/2039	3,098,880
5,000,000	6.500	01/01/2046	5,171,700

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New York – (continued)
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2014 Series AA Subseries AA1 (AA+/Aa1)(f)(g)
$6,025,000	1.580%	04/02/2018	$6,025,000
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2015 Subseries BB4 (AA+/Aa1)(f)(g)
1,245,000	1.600	04/02/2018	1,245,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2015 Subseries E-3 (AAA/Aa1)(f)(g)
3,065,000	1.580	04/02/2018	3,065,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2016 Subseries E-4 (AAA/Aa1)(f)(g)
3,560,000	1.580	04/02/2018	3,560,000
New York State Energy Research & Development Authority PCRB for Mohawk Power Corp. RMKT 05/01/03 Series 1987 B (AMBAC) (A/Aa3)(g)
14,480,000	4.175	07/01/2027	14,480,000
New York State Energy Research & Development Authority PCRB RMKT 05/01/03 Series 1986 A (AMT) (AMBAC) (NR/Aa3)(g)
10,330,000	4.175	12/01/2026	10,330,000
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (AGM) (AA/A2)
5,000,000	4.000	07/01/2035	5,170,150
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
9,480,000	4.000	07/01/2033	9,786,394
5,000,000	5.000	07/01/2034	5,484,750
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (AGM) (AA/A2)
12,600,000	4.000	01/01/2051	12,843,684
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
4,540,000	5.000	07/01/2041	4,932,029
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (NR/Baa3)
33,450,000	5.250	01/01/2050	36,608,014
Newburgh New York GO Serial Bonds Series 2012 A (NR/Baa2)
1,565,000	5.750	06/15/2035	1,714,145
Onondaga Civic Development Corp. RB for St. Joseph’s Hospital Health Center Project Series 2014 A (NR/WR)(d)
1,750,000	5.125	07/01/2019	1,824,340
Troy City Capital Resource Corp. RB for Rensselaer Polytechnic Institute Project Series 2010 A (BBB+/A3)
5,000,000	5.125	09/01/2040	5,252,350
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (BBB/Baa2)
4,375,000	5.000	11/01/2046	4,652,550

			166,136,551

Municipal Bonds – (continued)
North Carolina – 0.2%
Columbus County Industrial Facilities and Pollution Control Financing Authority Recovery Zone Facility RB Series 2010 A (BBB/Baa2)
1,000,000	5.700	05/01/2034	1,078,110
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Lutheran Services for the Aging Series 2012 A (NR/NR)
3,800,000	4.750	03/01/2032	3,976,358
1,000,000	5.000	03/01/2037	1,053,610
1,000,000	5.000	03/01/2042	1,049,500
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
1,000,000	4.500	09/01/2030	1,033,490
2,000,000	5.000	09/01/2037	2,137,700

			10,328,768

Ohio – 5.0%
Bowling Green City Student Housing RB for CFP I LLC - Bowling Green State University Project Series 2010 (BBB-/NR)(d)
7,000,000	6.000	06/01/2020	7,621,810
Buckeye Ohio Tobacco Settlement Financing Authority RB Asset-Backed Bonds for Capital Appreciation 1st Subordinate Series 2007 B (BBB+/NR)(b)
216,100,000	0.000	06/01/2047	14,346,879
Buckeye Ohio Tobacco Settlement Financing Authority RB Asset-Backed Bonds for Capital Appreciation 2nd Subordinate Series 2007 C (NR/NR)(b)
651,550,000	0.000	06/01/2052	19,227,241
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
65,300,000	5.125	06/01/2024	63,913,028
61,565,000	5.875	06/01/2030	61,111,266
5,800,000	5.750	06/01/2034	5,680,810
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-3 (B-/Caa1)
23,905,000	6.250	06/01/2037	23,997,751
Centerville Ohio Health Care RB Refunding and Improvement for Graceworks Lutheran Services Series 2017 (NR/NR)
2,400,000	5.250	11/01/2037	2,565,696
2,700,000	5.250	11/01/2047	2,847,447
2,320,000	5.250	11/01/2050	2,437,508
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (AMT) (BB-/Ba3)
22,320,000	5.375	09/15/2027	22,384,505
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (BBB-/Baa3)
6,250,000	5.000	02/15/2037	6,702,750
7,500,000	5.000	02/15/2042	7,997,175
7,500,000	4.750	02/15/2047	7,679,550
1,500,000	5.000	02/15/2057	1,567,650
1,000,000	5.500	02/15/2057	1,089,950
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB-/NR)
2,000,000	5.000	01/01/2042	2,104,960
1,610,000	5.000	01/01/2046	1,691,627

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Ohio – (continued)
Muskingum County Hospital Facilities RB Refunding for Genesis Healthcare System Project Series 2013 (BB+/Ba2)
$8,000,000	5.000%	02/15/2048	$8,357,440
Ohio Air Quality Development Authority Exempt Facilities RB for Pratt Paper LLC Project Series 2017 (AMT) (NR/NR)(e)
2,400,000	3.750	01/15/2028	2,397,936
2,880,000	4.250	01/15/2038	2,886,710
3,360,000	4.500	01/15/2048	3,421,085

			272,030,774

Oklahoma – 1.6%
Oklahoma Development Finance Authority Health System RB for OU Medicine Project 2018 B (AGM) (AA/A2)(h)
3,900,000	4.000	08/15/2052	3,856,710
2,500,000	4.125	08/15/2057	2,507,225
Oklahoma Development Finance Authority Health System RB for OU Medicine Project 2018 B (BB+/Baa3)(h)
10,000,000	5.500	08/15/2052	11,145,100
9,500,000	5.500	08/15/2057	10,520,205
Oklahoma Development Finance Authority RB Provident Oklahoma Education Resources Inc., Cross Village Student Housing Project Series 2017 A (BBB-/NR)
6,220,000	5.000	08/01/2047	6,664,232
14,075,000	5.000	08/01/2052	14,969,326
3,875,000	5.250	08/01/2057	4,164,424
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 A (AMT) (NR/NR)
2,680,000	5.500	12/01/2035	2,881,161
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 B (AMT) (NR/NR)
24,300,000	5.500	12/01/2035	26,123,472
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (BB-/NR)(f)(g)
3,500,000	5.000	06/01/2025	3,767,820

			86,599,675

Oregon – 0.2%
University of Oregon RB Series 2015 A (AA-/Aa2)
7,345,000	5.000	04/01/2045	8,305,212

Pennsylvania – 3.2%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB-/NR)
1,500,000	5.000	09/01/2030	1,580,520
1,000,000	5.000	09/01/2035	1,043,330
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2017 (NR/Ba1)(e)
2,000,000	5.000	05/01/2027	2,234,840
1,400,000	5.000	05/01/2032	1,533,098
6,950,000	5.000	05/01/2042	7,371,239
Allentown Neighborhood Improvement Zone Development Authority Tax RB Series 2012 A (NR/Baa3)
18,000,000	5.000	05/01/2042	18,704,880
Chester County IDA Student Housing RB for University Student Housing, LLC Project West Chester University Series 2013 A (NR/Baa3)
500,000	5.000	08/01/2035	532,140
1,000,000	5.000	08/01/2045	1,048,970

Municipal Bonds – (continued)
Pennsylvania – (continued)
City of Philadelphia GO Bonds Series 2011 (A/A2)(d)
4,000,000	6.000	08/01/2020	4,385,040
Clairton Municipal Authority Sewer RB Series 2012 B (BBB+/NR)
1,000,000	5.000	12/01/2042	1,067,500
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (A/A1)
1,900,000	5.000	06/01/2034	2,112,629
1,900,000	5.000	06/01/2035	2,105,827
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (AGM) (AA/A1)
6,000,000	4.000	06/01/2039	6,049,680
County of Allegheny GO Notes Refunding Series 2007 C-59B (AGM) (AA/A1)(c)
915,000	(3 Mo. LIBOR + 0.55%), 1.738	11/01/2026	896,974
Cumberland County Municipal Authority RB for Diakon Lutheran Social Ministries Project Series 2015 (BBB+/NR)
1,500,000	5.000	01/01/2038	1,625,610
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA/Aa2)(c)
49,750,000	(3 Mo. LIBOR + 0.77%), 1.958	05/01/2037	44,217,303
Lancaster County Hospital Authority Health Facilities RB for St. Anne’s Retirement Community, Inc. Project Series 2012 (BB+/NR)
1,400,000	5.000	04/01/2027	1,456,980
1,500,000	5.000	04/01/2033	1,540,935
Pennsylvania Economic Development Financing Authority RB for The Pennsylvania Rapid Bridge Replacement Project Series 2015 (AMT) (BBB/NR)
8,500,000	5.000	06/30/2042	9,140,730
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal RB for Philadelphia Biosolids Facility Project Series 2009 (BBB+/Baa3)
7,400,000	6.250	01/01/2032	7,815,732
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 B (BB-/B1)
2,460,000	8.000	05/01/2029	2,695,176
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB/WR)(c)
13,095,000	(3 Mo. LIBOR + 0.60%), 2.149	07/01/2027	12,541,212
10,750,000	(3 Mo. LIBOR + 0.65%), 2.199	07/01/2039	9,094,178
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB-/NR)
4,000,000	5.000	05/01/2042	4,167,400

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania Higher Educational Facilities Authority Student Housing RB Refunding for University Properties, Inc. Student Housing Project Series 2016 A (NR/Baa3)
$400,000	5.000%	07/01/2035	$426,964
Pennsylvania Turnpike Commission RB Subordinate Series 2017 B-1 (A-/A3)
3,875,000	5.250	06/01/2047	4,347,479
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (BBB-/Ba1)
2,000,000	5.000	07/01/2029	2,215,100
3,000,000	5.000	07/01/2030	3,310,230
1,500,000	5.000	07/01/2031	1,648,950
1,000,000	5.000	07/01/2032	1,094,380
500,000	5.000	07/01/2033	545,560
500,000	5.000	07/01/2034	543,125
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (BB+/NR)
1,700,000	5.000	11/15/2021	1,757,222
2,450,000	5.000	11/15/2028	2,489,862
State Public School Building Authority RB Refunding for Philadelphia School District Project Series 2016 A (AGM) (ST AID WITHHLDG) (AA/A2)
2,400,000	5.000	06/01/2031	2,693,544
Susquehanna Area Regional Airport Authority RB Refunding for Airport System Series 2017 (AMT) (NR/Baa3)
1,100,000	5.000	01/01/2035	1,232,286
2,325,000	5.000	01/01/2038	2,588,376
Washington County Redevelopment Authority RB Refunding for Victory Center Tax Increment Financing Project Series 2018 (BB/NR)
1,000,000	5.000	07/01/2028	1,046,080
1,000,000	5.000	07/01/2035	1,026,320

			171,927,401

Puerto Rico – 4.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (CC/Ca)
56,440,000	6.000	07/01/2038	45,645,850
25,995,000	6.000	07/01/2044	21,023,456
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CC/Ca)
115,000	4.500	07/01/2027	90,994
370,000	5.000	07/01/2030	292,762
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2006 A (NR/Ca)(i)
115,000	5.250	07/01/2030	51,462
Puerto Rico Commonwealth GO Bonds Series 2014 A (NR/Ca)(i)
30,460,000	8.000	07/01/2035	12,945,500
Puerto Rico Commonwealth GO Refunding Bonds for Public Improvement Series 2012 A (D/Ca)(i)
5,185,000	5.500	07/01/2039	2,242,512
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AGC-ICC) (AA/A3)
360,000	5.250	07/01/2041	384,635

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (NR/C)
27,545,000	5.250	07/01/2038	26,708,183
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (AA/A2)
300,000	5.250	07/01/2033	319,116
680,000	5.250	07/01/2034	723,649
1,025,000	5.250	07/01/2036	1,092,240
Puerto Rico Commonwealth Highway & Transportation Authority RB Series 2003 (NR/C)(i)
215,000	5.000	07/01/2028	9,514
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 C (AMBAC) (NR/C)
1,500,000	5.500	07/01/2023	1,548,045
1,000,000	5.500	07/01/2027	1,029,880
Puerto Rico Commonwealth Public Improvement GO Bonds Series 2007 A (D/Ca)(i)
4,000,000	5.250	07/01/2032	1,790,000
4,000,000	5.250	07/01/2037	1,790,000
Puerto Rico Commonwealth Public Improvement GO Refunding Bonds Series 2009 B (D/Ca)(i)
645,000	5.875	07/01/2036	288,637
Puerto Rico Commonwealth Public Improvement GO Refunding Bonds Series 2011 A (D/Ca)(i)
1,260,000	5.750	07/01/2041	544,950
Puerto Rico Commonwealth Public Improvement GO Refunding Bonds Series 2011 C (D/Ca)(i)
155,000	6.000	07/01/2035	67,038
205,000	6.500	07/01/2040	88,662
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(c)
48,822,000	(3 Mo. LIBOR + 0.52%), 2.069	07/01/2029	42,719,250
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (D/Ca)(i)
9,700,000	5.250	07/01/2026	3,734,500
Puerto Rico Electric Power Authority RB Refunding Series 2012 A (D/Ca)(i)
19,720,000	5.000	07/01/2042	7,592,200
Puerto Rico Electric Power Authority RB Series 2008 WW (D/Ca)(i)
2,000,000	5.500	07/01/2020	770,000
3,275,000	5.000	07/01/2028	1,260,875
825,000	5.250	07/01/2033	317,625
Puerto Rico Electric Power Authority RB Series 2010 XX (D/Ca)(i)
7,590,000	5.250	07/01/2040	2,922,150
Puerto Rico Electric Power Authority RB Series 2013 A (D/Ca)(i)
5,210,000	7.000	07/01/2033	2,005,850
5,205,000	6.750	07/01/2036	2,003,925
5,440,000	7.000	07/01/2040	2,094,400
Puerto Rico Electric Power Authority RB Series 2016 A-4 (NR/NR)(i)
747,236	10.000	07/01/2019	291,422

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Series 2016 B-4 (NR/NR)(i)
$747,235	10.000%	07/01/2019	$291,422
Puerto Rico Electric Power Authority RB Series 2016 E-1 (NR/NR)(i)
5,036,850	10.000	01/01/2021	1,964,372
Puerto Rico Electric Power Authority RB Series 2016 E-2 (NR/NR)(i)
5,036,850	10.000	07/01/2021	1,964,372
Puerto Rico Electric Power Authority RB Series 2016 E-3 (NR/NR)(i)
1,678,950	10.000	01/01/2022	652,692
Puerto Rico Electric Power Authority RB Series 2016 E-4 (NR/NR)(i)
1,678,950	10.000	07/01/2022	652,692
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AMBAC) (NR/C)
3,395,000	5.250	07/01/2031	3,366,007
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (ASSURED GTY) (AA/A3)
265,000	5.250	07/01/2034	282,010
960,000	5.250	07/01/2036	1,022,919
Puerto Rico Infrastructure Financing Authority Special Tax RB Series 2005 A (AMBAC) (NR/C)(b)
4,750,000	0.000	07/01/2034	1,861,667
3,750,000	0.000	07/01/2035	1,387,425
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2009 P (COMWLTH GTD) (NR/Ca)(i)
1,000,000	6.125	07/01/2023	440,000
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (D/Ca)(i)
2,000,000	6.375	08/01/2039	470,000
17,520,000	6.000	08/01/2042	4,117,200
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A (D/Ca)(i)
550,000	5.000	08/01/2026	129,250
4,925,000	5.375	08/01/2039	1,157,375
8,470,000	5.500	08/01/2042	1,990,450
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (D/Ca)(i)
53,355,000	5.250	08/01/2041	12,538,425
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (D/Ca)(b)(i)
25,000,000	0.000	08/01/2039	1,400,750
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2011 A-1 (D/Ca)(i)
1,500,000	5.000	08/01/2043	352,500
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (D/Ca)(i)
23,300,000	6.750	08/01/2032	5,475,500
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (D/Ca)(a)(i)
10,130,000	0.000	08/01/2033	1,801,418

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (D/Ca)(b)(i)
10,000,000	0.000	08/01/2033	815,600
35,085,000	0.000	08/01/2035	2,492,789
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2009 A (D/Ca)(b)(i)
35,100,000	0.000	08/01/2034	2,517,372
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2010 C (D/Ca)(b)(i)
8,400,000	0.000	08/01/2037	536,172
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (D/Ca)(i)
32,290,000	6.500	08/01/2044	7,588,150
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding First Subseries 2010 C (D/Ca)(i)
9,580,000	5.500	08/01/2040	2,251,300
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 A-1 (D/Ca)(i)
500,000	5.250	08/01/2043	117,500
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 C (D/Ca)(i)
500,000	5.000	08/01/2040	292,500
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Subseries A (D/Ca)(i)
485,000	5.750	08/01/2037	113,975

			244,433,086

Rhode Island – 0.3%
Rhode Island Health and Educational Building Corp. RB Refunding for Care New England Series 2013 A (BB-/NR)(d)
2,500,000	6.000	09/01/2023	2,980,675
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (CCC/NR)(b)
124,220,000	0.000	06/01/2052	10,869,250

			13,849,925

South Carolina – 0.3%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
3,383,000	6.875	11/01/2035	3,392,845
South Carolina Jobs - Economic Development Authority Hospital RB Refunding for Palmetto Health Series 2011 A (AGM) (AA/A2)
4,000,000	6.500	08/01/2039	4,524,080
South Carolina Public Service Authority RB Tax-Exempt Series 2015 E (A+/A1)
7,750,000	5.250	12/01/2055	8,485,087

			16,402,012

Tennessee – 0.4%
Bristol Industrial Development Board RB for The Pinnacle Project Series 2016 A (NR/NR)(e)
7,150,000	5.000	12/01/2035	7,017,940
Johnson City Health & Educational Board Retirement Facilities RB for Mountain States Health Alliance Series 2012 A (BBB+/Baa1)
1,500,000	5.000	08/15/2042	1,580,370

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Tennessee – (continued)
Johnson City Health & Educational Facilities Board RB for Mountain States Health Alliance Series 2010 A (BBB+/Baa1)
$5,500,000	6.500%	07/01/2038	$5,929,440
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (NR/A3)
2,500,000	5.000	07/01/2040	2,772,075
4,200,000	5.000	07/01/2046	4,641,252
Shelby County Health Educational & Housing Facilities Board RB Refunding for The Village at Germantown Residential Care Facility Mortgage Series 2012 (NR/NR)
2,000,000	5.375	12/01/2047	2,075,280

			24,016,357

Texas – 5.7%
Argyle Special Assessment RB for Waterbrook of Argyle Public Improvement District Project Series 2018 (NR/NR)(e)
850,000	4.250	09/01/2023	849,158
550,000	4.625	09/01/2028	547,734
2,285,000	5.125	09/01/2038	2,270,605
2,680,000	5.250	09/01/2047	2,660,007
Bexar County Texas Health Facilities Development Corp. RB for Army Retirement Residence Foundation Project Series 2010 (BBB/NR)(d)
3,250,000	6.200	07/01/2020	3,555,532
Board of Managers, Joint Guadalupe County - City of Seguin Hospital Mortgage Improvement RB Refunding Bonds Series 2015 (BB/NR)
1,950,000	5.250	12/01/2035	2,080,201
2,435,000	5.000	12/01/2040	2,484,528
1,950,000	5.000	12/01/2045	1,980,869
Brazos River Authority Bonds Series 2003 (NR/NR)(i)(j)
9,275,000	6.750	10/01/2038	—
Brazos River Authority Bonds Series 2006 (NR/NR)(i)(j)
4,740,000	5.000	03/01/2041	—
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2015 A (BBB+/Baa2)
3,900,000	5.000	01/01/2045	4,276,506
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2016 (BBB+/Baa2)
1,600,000	5.000	01/01/2040	1,763,776
2,465,000	5.000	01/01/2046	2,698,041
Central Texas Regional Mobility Authority RB Refunding Subordinate Lien Series 2016 (BBB/Baa3)
6,750,000	4.000	01/01/2041	6,739,672
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Major Improvement Area Project Series 2015 (NR/NR)
3,920,000	7.500	09/01/2045	4,257,002
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Neighorhood Improvement Area #1 Project Series 2015 (NR/NR)
1,845,000	6.250	09/01/2045	1,906,734
City of Hackberry Special Assessment RB for Riverdale Lake Public Improvement District No. 2 Phases 4-6 Project Series 2017 (NR/NR)
2,000,000	5.000	09/01/2047	2,037,500

Municipal Bonds – (continued)
Texas – (continued)
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases #13-16 Project Series 2017 (NR/NR)
1,390,000	4.500	09/01/2037	1,372,236
1,175,000	5.000	09/01/2044	1,199,722
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB/NR)
2,235,000	4.500	09/01/2032	2,367,571
4,715,000	4.500	09/01/2038	4,914,692
City of Shenandoah Special Assessment RB for Metropark Public Improvement District Series 2018 (NR/NR)
500,000	4.500	09/01/2023	499,505
780,000	5.000	09/01/2028	776,833
1,935,000	5.600	09/01/2038	1,923,255
2,550,000	5.700	09/01/2047	2,531,869
Dallas County Flood Control District No. 1 Unlimited Tax GO Refunding Series 2015 (NR/NR)(e)
3,250,000	5.000	04/01/2032	3,366,025
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 A (NR/Baa3)
1,545,000	4.750	05/01/2038	1,585,834
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 B (NR/Baa3)
5,685,000	4.750	11/01/2042	5,823,316
Fort Worth Special Assessment RB for Fort Worth Public Improvement District No. 17 Major Improvement Project Series 2017 (NR/NR)(e)
1,575,000	5.000	09/01/2027	1,617,777
895,000	5.000	09/01/2032	892,234
1,315,000	5.125	09/01/2037	1,291,935
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (AA+/NR)(a)
10,370,000	0.000	10/01/2046	9,569,332
11,100,000	0.000	10/01/2047	10,243,968
Grand Parkway Transportation Corp. System Toll RB First Tier Series 2013 A (BBB/NR)
11,850,000	5.500	04/01/2053	13,365,971
Gulf Coast IDA RB for Exxon Mobil Project Series 2012 (AA+/Aaa)(f)(g)
7,200,000	1.530	04/02/2018	7,200,000
Harris County Cultural Education Facilities Finance Corp. RB First Mortgage for Brazos Presbyterian Homes, Inc. Project Series 2013 B (BB+/NR)(d)
3,030,000	7.000	01/01/2023	3,674,087
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (AA-/Aa2)(c)
10,500,000	(3 Mo. LIBOR + 0.67%), 1.902	08/15/2035	9,719,535
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (BBB-/NR)
595,000	3.750	09/01/2032	593,013
510,000	3.875	09/01/2037	507,572
955,000	4.000	09/01/2047	948,430

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Texas – (continued)
Houston Airport System RB for United Airlines, Inc. Airport Improvement Projects Series 2018 C (AMT) (BB-/NR)
$15,935,000	5.000%	07/15/2028	$17,924,963
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Terminal Improvement Projects Series 2011 A (AMT) (BB-/Ba3)
9,000,000	6.625	07/15/2038	9,929,250
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal E Project Series 2014 A (AMT) (BB-/Ba3)
9,250,000	5.000	07/01/2029	10,069,365
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal Improvement Projects Series 2015 B-1 (AMT) (BB-/NR)
7,500,000	5.000	07/15/2035	8,072,475
Justin Special Assessment RB for Timberbrook Public Improvement District No. 1 Major Improvement Area Project Series 2018 (NR/NR)(e)(h)
510,000	4.500	09/01/2023	510,357
785,000	5.000	09/01/2028	786,068
1,930,000	5.125	09/01/2047	1,932,991
1,500,000	5.500	09/01/2047	1,502,280
Justin Special Assessment RB for Timberbrook Public Improvement District No. 1 Major Improvement Area Project Series 2018 (NR/NR)(e)(h)
1,170,000	5.375	09/01/2038	1,171,790
Kaufman County Fresh Water Supply District No. 1-C Refunding for Road Series 2016 C (AGM) (AA/NR)
525,000	4.000	09/01/2029	546,305
1,100,000	3.000	09/01/2032	1,007,622
1,400,000	4.000	09/01/2035	1,419,964
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (A-/Baa1)
5,200,000	6.300	11/01/2029	5,577,416
Mission Economic Development Corp. RB for Natgasoline Project Senior Lien Series 2016 A (AMT) (BB-/NR)(e)
14,000,000	5.750	10/01/2031	14,562,380
Mission Economic Development Corp. RB for Natgasoline Project Senior Lien Series 2016 B (AMT) (BB-/NR)(e)
9,500,000	5.750	10/01/2031	9,881,615
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (BBB-/Baa3)
1,150,000	5.000	04/01/2037	1,255,214
1,900,000	5.000	04/01/2042	2,069,309
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC - Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BBB-/Ba2)
335,000	5.000	04/01/2031	350,953
300,000	5.000	04/01/2036	309,774
1,250,000	5.000	04/01/2048	1,275,587
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)
1,000,000	5.000	04/01/2047	1,077,430

Municipal Bonds – (continued)
Texas – (continued)
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Texas A&M University at Galveston Collegiate Housing Project Series 2014 A (NR/Baa3)
1,385,000	4.750	04/01/2046	1,432,409
North Texas Tollway Authority RB First Tier Series 2009 A (A/A1)
4,790,000	6.250	01/01/2039	4,931,161
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A-/A2)
8,500,000	5.000	01/01/2048	9,507,250
North Texas Tollway Authority System RB Refunding First Tier Series 2016 A (A/A1)
3,000,000	5.000	01/01/2039	3,372,060
Rowlett Special Assessment RB for Bayside Public Improvement District North Improvement Area Project Series 2016 (NR/NR)
175,000	5.750	09/15/2036	168,640
460,000	6.000	09/15/2046	440,073
Sabine River Authority Tax Bonds Series 2005 (NR/NR)(i)(j)
5,950,000	5.200	05/01/2028	—
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Air Force Village Obligated Group Series 2016 (BB+/NR)
7,300,000	5.000	05/15/2045	7,585,795
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A-/A3)(c)
7,825,000	(3 Mo. LIBOR + 0.70%), 2.123	12/15/2026	7,760,366
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A-/A3)
18,785,000	6.250	12/15/2026	21,996,108
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Blueridge Transportation Group, LLC SH 288 Toll Lanes Project Series 2016 (AMT) (BBB-/Baa3)
3,900,000	5.000	12/31/2050	4,222,101
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Blueridge Transportation Group, LLC SH 288 Toll Lanes Project Series 2016 (AMT) (NR/Baa3)
3,900,000	5.000	12/31/2055	4,213,911
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,500,000	6.875	12/31/2039	8,101,875
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2013 (AMT) (BBB-/Baa3)
5,000,000	6.750	06/30/2043	5,799,900
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (BBB+/Baa1)
7,850,000	5.000	08/15/2042	8,516,465
Town of Little Special Assessment RB for Lakeside Estates Public Improvement District No. 2 Project Series 2017 (NR/NR)(e)
1,400,000	5.000	09/01/2047	1,374,548

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Texas – (continued)
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2015 (NR/NR)
$245,000	4.000%	12/01/2021	$253,340
500,000	4.000	12/01/2027	491,325
1,547,000	4.750	12/01/2035	1,548,655

			309,041,667

Utah – 0.5%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A (AMT) (NR/NR)
15,515,000	7.100	08/15/2023	16,891,801
Salt Lake City RB for International Airport Series 2017 A (AMT) (A+/A2)
11,000,000	5.000	07/01/2047	12,237,830

			29,129,631

Vermont – 0.1%
Vermont Economic Development Authority RB Refunding for Wake Robin Corp. Series 2017 A (NR/NR)
1,000,000	5.000	05/01/2047	1,048,290
Vermont Educational & Health Buildings Financing Agency RB for St. Michael’s College Project Series 2012 (BBB/Baa1)
2,250,000	5.000	10/01/2042	2,353,973

			3,402,263

Virgin Islands – 0.5%
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Senior Lien Series 2010 A (NR/Caa2)
10,775,000	5.000	10/01/2025	8,108,187
7,910,000	5.000	10/01/2029	5,873,175
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Series 2012 A (NR/Caa2)
6,080,000	5.000	10/01/2032	4,514,400
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (B/NR)
8,350,000	5.000	10/01/2039	5,385,750
Virgin Islands Public Finance Authority RB Refunding Series 2014 C (AGM) (AA/A2)
3,515,000	5.000	10/01/2039	3,745,233
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Refunding for Cruzan Project Series 2009 A (NR/Caa3)
2,000,000	6.000	10/01/2039	1,275,000

			28,901,745

Virginia – 1.1%
Alexandria City IDA for Residential Care Facilities Mortgage RB for Goodwin House, Inc. Series 2015 (BBB/NR)
2,700,000	5.000	10/01/2045	2,963,088
Mosaic District Community Development Authority RB Series 2011 A (NR/NR)
2,535,000	6.250	03/01/2021	2,751,869
2,000,000	6.625	03/01/2026	2,179,000
7,000,000	6.875	03/01/2036	7,654,290
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (CCC+/NR)(b)
150,475,000	0.000	06/01/2047	13,551,778

Municipal Bonds – (continued)
Virginia – (continued)
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (BBB/Baa3)
9,600,000	5.000	12/31/2056	10,381,248
Virginia Small Business Financing Authority Senior Lien RB for 95 Express Lanes LLC Project Series 2017 (AMT) (BBB/NR)
3,900,000	5.000	07/01/2034	4,182,711
13,650,000	5.000	01/01/2040	14,554,586
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
4,000,000	7.750	07/01/2038	4,163,120

			62,381,690

Washington – 1.0%
Central Puget Sound Regional Transit Authority Sales Tax & Motor Vehicle Excise Tax RB Series 2016 S-1 (AAA/Aa1)
10,000,000	5.000	11/01/2046	12,999,700
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2010 (NR/Baa2)
4,000,000	5.750	12/01/2035	4,241,200
Washington Health Care Facilities Authority RB for Kadlec Regional Medical Center Series 2012 (NR/WR)(d)
3,000,000	5.000	12/01/2021	3,319,470
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 A (ASSURED GTY) (AA/Aa3)(d)
750,000	6.000	08/15/2019	793,575
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 B (ASSURED GTY) (AA/Aa3)(d)
1,750,000	6.000	08/15/2019	1,850,450
Washington State Various Purpose GO Refunding Bonds Series R-2010B (AA+/Aa1)
14,015,000	5.000	01/01/2023	14,788,908
14,700,000	5.000	01/01/2024	15,501,297

			53,494,600

West Virginia – 0.1%
Monongalia County Commission Special District Excise Tax RB Refunding and Improvement for University Town Center Economic Opportunity Development District Series 2017 A (NR/NR)(e)
900,000	5.750	06/01/2043	938,304
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. - Amos Project Series 2010 A (A-/Baa1)
4,000,000	5.375	12/01/2038	4,304,880

			5,243,184

Wisconsin – 0.8%
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BBB-/Baa3)
5,900,000	4.300	11/01/2030	6,049,683
Public Finance Authority Pass-Through RB for Natgasoline LLC Series 2016 (NR/NR)(e)
24,310,125	10.000	06/30/2021	24,335,894

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Wisconsin – (continued)
Public Finance Authority RB for Denver International Airport Great Hall Project Series 2017 (AMT) (BBB-/NR)
$4,000,000	5.000%	09/30/2037	$4,426,520
Public Finance Authority RB for Prime Healthcare Foundation, Inc. Series 2018 A (BBB-/NR)
1,600,000	5.200	12/01/2037	1,629,088
1,525,000	5.350	12/01/2045	1,558,352
Public Finance Authority Student Housing RB for CHF-Cullowhee, LLC-Western Carolina University Project Series 2015 A (BBB-/NR)
3,250,000	5.250	07/01/2047	3,452,702

			41,452,239

TOTAL MUNICIPAL BONDS
(Cost $5,148,261,152)			$5,280,130,899

Corporate Bond – 0.3%
Health Care Equipment & Services – 0.3%
Prime Healthcare Foundation, Inc. Series B
$15,050,000	7.000%	12/01/2027	$15,540,471
(Cost $14,637,441)

TOTAL INVESTMENTS – 97.7%
(Cost $5,162,898,593)			$5,295,671,370

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%			126,210,962

NET ASSETS – 100.0%			$5,421,882,332

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Zero coupon bond until next reset date.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2018.
(d)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $332,142,778, which represents approximately 6.1% of net assets as of March 31, 2018. The liquidity determination is unaudited.
(f)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2018.
(g)	Variable Rate Demand Instruments – rate shown is that which is in effect on March 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(h)	When-issued security.
(i)	Security is currently in default.
(j)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC-ICC	—Agency Insured Custody Certificate
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
BAM	—Build America Mutual Assurance Co.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
CAL MTG INS	—Insured by California Mortgage Insurance
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
Mo.	—Month
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PILOT	—Payment in Lieu of Taxes
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
USD	—United States Dollar
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2018, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at March 31, 2018(b)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
California State Various Purpose GO Bonds, Series 2003, 5.000%, 11/01/2023	1.000%	0.391%	Bank of America NA	03/20/2023	USD 4,000	$112,968	$(98,637)	$211,605
California State Various Purpose GO Bonds, Series 2003, 5.250%, 11/01/2023	1.700	0.261	JPMorgan Chase Bank NA	06/20/2021	10,000	449,825	—	449,825
California State Various Purpose GO Bonds, Series 2003, 5.250%, 11/01/2023	1.000	0.391	JPMorgan Chase Bank NA	03/20/2023	9,000	254,178	(221,933)	476,111
California State Various Purpose GO Bonds, Series 2003, 5.250%, 11/01/2023	1.000	0.435	JPMorgan Chase Bank NA	09/20/2023	15,000	427,334	(382,195)	809,529
Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	1.830	1.326	JPMorgan Chase Bank NA	06/20/2021	10,000	152,105	—	152,105
California State Various Purpose GO Bonds, Series 2003, 5.250%, 11/01/2023	1.000	0.460	Morgan Stanley Co., Inc.	12/20/2023	10,000	283,021	(162,182)	445,203
Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	1.000	1.824	Morgan Stanley Co., Inc.	12/20/2023	10,000	(374,596)	(438,994)	64,398
TOTAL						$1,304,835	$(1,303,941)	$2,608,776

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.250%	3 Month LIBOR	12/21/2041	USD 169,400		$17,178,264	$(10,629,571)	$27,807,835
2.500	3 Month LIBOR	06/20/2048	172,100	(b)	11,991,632	16,859,148	(4,867,516)
TOTAL					$29,169,896	$6,229,577	$22,940,319

(a)	Payments made semi-annually.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2018.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – 99.4%
Alabama – 1.6%
Alabama 21st Century Authority Tobacco Settlement RB Series 2012 A (A/NR)
$1,675,000	5.000%	06/01/2018	$1,685,050
Auburn University General Fee RB Series 2011 A (AA-/Aa2)(a)
35,345,000	5.000	06/01/2021	38,793,258
Black Belt Energy Gas District RB Series 2016 A (NR/A1)(b)(c)
20,000,000	4.000	06/01/2021	21,043,000
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB/NR)
210,000	3.000	10/01/2018	210,697
160,000	3.000	10/01/2019	161,237
75,000	4.000	10/01/2020	77,796
85,000	4.000	10/01/2021	89,154
85,000	4.000	10/01/2022	89,721
Industrial Development Board PCRB for Alabama Power Company Barry Plant Project RMKT 03/20/17 Series 2007 A (A-/A1)(b)(c)
6,000,000	1.850	03/24/2020	5,966,520
Jefferson County RB Refunding Warrants Series 2017 (AA/NR)
1,275,000	5.000	09/15/2019	1,335,932
3,000,000	5.000	09/15/2021	3,297,510
1,200,000	5.000	09/15/2022	1,341,144
2,000,000	5.000	09/15/2023	2,266,320
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
1,875,000	5.000	10/01/2018	1,898,625
1,300,000	5.000	10/01/2021	1,398,163
1,745,000	5.000	10/01/2022	1,902,207

			81,556,334

Alaska – 0.1%
Northern Tobacco Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/Ba2)
3,240,000	4.625	06/01/2023	3,312,414

Arizona – 3.1%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(d)
59,270,000	(3 Mo. LIBOR + 0.81%), 2.359	01/01/2037	54,678,353
Arizona Health Facilities Authority Hospital RB Refunding for Phoenix Children’s Hospital Series 2013 A (A-/NR)(b)
5,000,000	(SIFMA Municipal Swap Index Yield + 1.85%, 12.00% Cap), 3.430	02/05/2020	5,082,950
Arizona School Facilities Board COPS Refunding Series 2015 A (AA-/Aa3)
8,000,000	5.000	09/01/2020	8,599,280
Arizona Transportation Board Excise Tax RB Refunding for Regional Area Road Series 2014 (AA+/Aa1)
4,150,000	5.000	07/01/2019	4,322,557
Arizona Transportation Board Excise Tax RB Refunding for Regional Area Road Series 2016 (AA+/Aa1)
5,820,000	5.000	07/01/2021	6,394,550
Glendale City GO Refunding Bonds Series 2015 (AGM) (AA/A1)
365,000	4.000	07/01/2018	367,172

Municipal Bonds – (continued)
Arizona – (continued)
Glendale City GO Refunding Bonds Series 2015 (AGM) (AA/A1) – (continued)
1,600,000	4.000	07/01/2019	1,645,696
3,000,000	4.000	07/01/2020	3,141,780
3,400,000	4.000	07/01/2021	3,618,008
1,665,000	5.000	07/01/2022	1,860,038
Maricopa County Arizona COPS Series 2015 (AA+/Aa1)
9,000,000	3.000	07/01/2018	9,032,220
Maricopa County Arizona Paradise Valley Unified School District No. 69 GO Refunding Bonds for School Improvement Project of 2011 Series 2015 E (AAA/Aa2)
12,115,000	3.000	07/01/2019	12,309,446
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project RMKT 05/30/13 Series 2009 C (A-/A2)(b)(c)
6,500,000	1.750	05/30/2018	6,499,480
Maricopa County Arizona School Improvement Refunding for Peoria Unified School District No. 11 Series 2015 (AGM) (AA/A2)
3,000,000	4.000	07/01/2019	3,086,430
Maricopa County Community College District GO Bonds Series 2013 (AAA/Aaa)
10,010,000	3.000	07/01/2019	10,181,872
Maricopa County Community College District GO Refunding Bonds Series 2016 (AAA/Aaa)
16,400,000	5.000	07/01/2023	18,723,388
Maricopa County Phoenix High School District No. 210 School Improvement GO Refunding Bonds Series 2014 (AA/Aa2)
1,000,000	3.000	07/01/2019	1,016,050
Yavapai County IDA Solid Waste Disposal RB for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(b)(c)
5,000,000	2.125	06/01/2018	5,000,400

			155,559,670

Arkansas – 0.6%
Arkansas State Federal Highway GO Bonds Series 2014 (AA/Aa1)
2,000,000	5.000	10/01/2020	2,156,440
Arkansas State GO Bonds for Four-Lane Highway Construction & Improvement Series 2013 (AA/Aa1)
17,775,000	3.250	06/15/2022	18,471,247
Little Rock Arkansas Sewer RB Refunding Series 2015 (NR/Aa3)
1,240,000	3.000	04/01/2020	1,265,098
1,075,000	3.000	10/01/2020	1,101,294
Pulaski County Little Rock School District GO Refunding Bonds Series 2015 (ST AID WITHHLDG) (NR/Aa2)
6,000,000	3.000	02/01/2021	6,150,720
Springdale Arkansas Sales and Use Tax RB Series 2012 (AA-/NR)
1,465,000	2.000	11/01/2018	1,468,267
720,000	2.000	11/01/2019	723,009

			31,336,075

California – 6.9%
Alameda Corridor Transportation Authority RB for Capital Appreciation Refunding Subordinate Lien Series 2004 A (AMBAC) (BBB+/Baa2)(e)
745,000	0.000	10/01/2019	716,467
255,000	0.000	10/01/2020	238,088

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
Alameda Corridor Transportation Authority RB for Capital Appreciation Refunding Subordinate Lien Series 2004 A (ETM) (AMBAC) (AAA/Aaa)(a)(e)
$9,420,000	0.000%	10/01/2019	$9,188,739
12,300,000	0.000	10/01/2020	11,779,710
Atwater Wastewater RB Refunding Series 2017 A (AGM) (AA/NR)
220,000	5.000	05/01/2020	234,478
500,000	5.000	05/01/2021	546,115
325,000	5.000	05/01/2022	361,777
300,000	5.000	05/01/2023	339,681
265,000	5.000	05/01/2024	304,228
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 05/01/13 Series 2006 C-1 (AA/Aa3)(b)
10,000,000	(SIFMA Municipal Swap Index Yield + 0.90%), 2.480	05/01/2023	10,221,600
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 06/03/13 Series 2006 C-1 (AA/Aa3)(b)
7,000,000	(SIFMA Municipal Swap Index Yield + 0.90%), 2.480	05/01/2023	7,155,120
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 12/20/12 Series 2007 E-3 (AA/Aa3)(b)
1,225,000	(SIFMA Municipal Swap Index Yield + 0.70%, 12.00% Cap), 2.280	10/01/2019	1,231,725
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2001 A (AA/NR)(b)
15,000,000	(SIFMA Municipal Swap Index Yield + 1.25%, 12.00% Cap), 2.830	04/01/2027	15,783,150
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2017 E (AA/Aa3)(b)(c)
14,430,000	1.375	04/01/2020	14,321,631
Benicia Unified School District GO Refunding Bonds Series 1997 A (NATL-RE FGIC) (A+/Aa3)(e)
1,510,000	0.000	08/01/2018	1,501,876
California Municipal Finance Authority RB for Anaheim Electric System Distribution Facilities 2nd Lien Qualified Obligations Series 2015 (A+/NR)(b)
10,000,000	(SIFMA Municipal Swap Index Yield + 0.35%), 1.930	12/01/2020	10,000,200
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A-/Baa1)
1,000,000	5.000	02/01/2019	1,023,900
1,100,000	5.000	02/01/2020	1,158,300

Municipal Bonds – (continued)
California – (continued)
California Municipal Finance Authority RB Refunding for NorthBay Healthcare Group Series 2016 A (BBB-/NR)
750,000	2.000	11/01/2018	748,882
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
150,000	3.000	06/01/2020	152,230
100,000	4.000	06/01/2022	105,687
California Pollution Control Financing Authority PCRB Refunding for U.S.A. Waste Services, Inc. Series 1998 A (AMT) (A-/NR)
1,900,000	1.500	06/01/2018	1,901,197
California State Various Purpose GO Bonds RMKT 11/15/17 Series 2013 B (AA-/Aa3)(b)
15,000,000	(SIFMA Municipal Swap Index Yield + 0.38%, 8.00% Cap), 1.960	12/01/2022	15,014,250
California State Various Purpose GO Bonds Series 2011 (AA-/Aa3)
5,070,000	5.000	10/01/2019	5,330,497
California State Various Purpose GO Bonds Series 2016 (AA-/Aa3)(b)(c)
52,000,000	4.000	12/01/2021	55,399,760
California State Various Purpose GO Refunding Bonds Series 2012 (AA-/Aa3)
2,055,000	5.000	09/01/2019	2,155,037
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (NR/Baa1)
1,545,000	5.000	05/15/2021	1,679,940
1,750,000	5.000	05/15/2022	1,936,707
1,470,000	5.000	05/15/2023	1,647,694
City of Upland COPS for San Antonio Regional Hospital Project Series 2017 (BBB+/Baa2)
425,000	5.000	01/01/2022	461,945
450,000	5.000	01/01/2023	494,100
Corona-Norco Unified School District Public Financing Authority Special Tax Refunding Senior Lien Series 2013 A (A-/NR)
275,000	4.000	09/01/2018	277,599
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2017 A-1 (A/NR)
6,000,000	5.000	06/01/2020	6,409,020
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2017 A-1 (BBB+/NR)
5,000,000	5.000	06/01/2021	5,452,300
6,000,000	5.000	06/01/2022	6,649,200
6,000,000	5.000	06/01/2023	6,724,980
Irvine City Limited Obligation Improvement Bond Reassessment District No. 12-1 Series 2012 Act 1915 (BBB+/NR)
1,250,000	4.000	09/02/2018	1,263,188
1,895,000	4.000	09/02/2019	1,955,621
Irvine City Limited Obligation Improvement Bond Reassessment District No. 15-2 Series 2015 (NR/NR)
500,000	4.000	09/02/2018	504,925
1,000,000	4.000	09/02/2019	1,029,290

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
Irvine City Limited Obligation Improvement Bond Reassessment District No. 15-2 Series 2015 (NR/NR) – (continued)
$725,000	4.000%	09/02/2020	$758,647
775,000	5.000	09/02/2021	848,656
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
1,765,000	5.000	09/01/2022	1,966,916
1,135,000	5.000	09/01/2023	1,280,201
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 B (NR/NR)
600,000	4.000	09/01/2023	651,930
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 C (NR/NR)
520,000	4.000	09/01/2023	565,833
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 D (NR/NR)
255,000	3.000	09/01/2022	262,987
415,000	4.000	09/01/2023	449,814
Lake Elsinore Public Financing Authority Local Agency RB Refunding for Community Facilities District No. 88-3 Series 2015 B (AGM) (AA/NR)
1,235,000	5.000	09/01/2020	1,327,514
Lake Elsinore Public Financing Authority Local Agency RB Refunding Series 2015 (NR/NR)
1,495,000	4.000	09/01/2018	1,508,440
1,000,000	4.000	09/01/2019	1,027,540
840,000	5.000	09/01/2021	915,424
Los Angeles County Public Works Financing Authority Lease RB for Multiple Capital Projects II Series 2012 (AA/Aa2)
1,500,000	5.000	08/01/2018	1,517,715
Miramar Ranch North California Special Tax Refunding for Community Facilities District No.1 Series 2012 (A/NR)
3,075,000	4.000	09/01/2019	3,173,154
Mountain View California Shoreline Regional Park Community Tax Allocation Series 2011 A (A/NR)
350,000	5.000	08/01/2018	353,899
Murrieta Public Financing Authority Special Tax RB Refunding Series 2012 (BBB-/NR)
1,965,000	5.000	09/01/2018	1,991,901
1,000,000	5.000	09/01/2019	1,041,950
Natomas Unified School District GO Refunding Bonds Series 2013 (BAM) (AA/A1)
410,000	3.000	09/01/2018	412,456
730,000	4.000	09/01/2020	769,843
650,000	4.000	09/01/2021	697,099
Orange County Sanitation District COPS RB Refunding Certificate Anticipation Notes Series 2016 B (AAA/NR)
21,065,000	2.000	12/15/2018	21,131,987
Palo Alto Limited Obligation Refunding & Improvement for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
385,000	3.000	09/02/2018	387,129
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
450,000	3.000	09/01/2018	452,398
650,000	4.000	09/01/2020	680,128
380,000	4.000	09/01/2022	407,276

Municipal Bonds – (continued)
California – (continued)
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
175,000	2.000	09/01/2018	175,378
725,000	3.000	09/01/2019	735,636
1,000,000	4.000	09/01/2020	1,043,710
675,000	5.000	09/01/2021	736,769
800,000	5.000	09/01/2022	888,680
1,835,000	5.000	09/01/2023	2,070,742
Sacramento County Regional Transit District Farebox RB Series 2012 (ETM) (A-/A3)(a)
730,000	5.000	03/01/2019	752,893
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(d)
43,220,000	(3 Mo. LIBOR + 0.53%), 1.874	12/01/2035	41,371,913
Salida Area Public Facilities Financing Agency Community Facilities District No. 1988-1 Special Tax Bonds Series 2011 (AGM) (AA/NR)
1,310,000	3.000	09/01/2018	1,318,541
San Bernardino City Unified School District GO Refunding Bonds Series 2013 A (A+/A2)
800,000	5.000	08/01/2018	809,048
San Bernardino City Unified School District GO Refunding Bonds Series 2013 A (AGM) (AA/A2)
150,000	5.000	08/01/2019	156,690
San Francisco City & County GO Bonds for Clean & Safe Neighborhood Parks Series 2012 B (AA+/Aaa)
2,750,000	4.000	06/15/2019	2,832,088
San Francisco City & County Public Utilities Commission Water RB Refunding Series 2009 A (AA-/Aa3)(a)
19,915,000	5.125	11/01/2019	21,017,096
San Juan Unified School District Election of 2012 GO Bonds Series 2014 B (NR/Aa2)
2,000,000	3.000	08/01/2019	2,039,260
San Marcos Public Financing Authority Special Tax RB Refunding Series 2012 (A-/NR)
1,000,000	4.000	09/01/2019	1,031,210
San Ramon Valley Unified School District GO Bonds Series 1998 A (NATL-RE FGIC) (AA/Aa1)(e)
2,000,000	0.000	07/01/2018	1,992,400
Simi Valley Community Development Agency Tax Allocation Refunding for Tapo Canyon and West End Project Series 2003 (NATL-RE FGIC) (AA-/Baa2)
600,000	5.250	09/01/2018	601,626
Stockton Public Financing Authority RB Refunding Series 2016 A (A-/NR)
710,000	2.000	09/02/2018	710,895
410,000	2.000	09/02/2019	411,078
Stockton Unified School District GO Refunding Bonds Series 2012 (AGM) (AA/A2)
1,090,000	5.000	07/01/2019	1,134,080

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (BB+/Baa3)
$1,120,000	4.750%	06/01/2023	$1,120,202
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(d)
3,500,000	(3 Mo. LIBOR + 0.61%), 1.842	05/15/2030	3,349,430
15,000,000	(3 Mo. LIBOR + 0.74%), 1.972	05/15/2043	12,901,500
Ventura County Capital Appreciation GO Bonds for Conejo Valley Unified School District for Election of 2014 Series A (AGM) (AA/A1)(e)
1,775,000	0.000	08/01/2020	1,696,598

			348,879,134

Colorado – 1.4%
City of Boulder Water & Sewer RB Refunding Series 2012 (AAA/Aa1)
1,000,000	5.000	12/01/2020	1,083,850
Colorado E-470 Public Highway Authority Senior RB Refunding Series 2015 A (A-/A3)
1,000,000	5.000	09/01/2020	1,072,210
Colorado Health Facilities Authority RB Refunding for Covenant Retirement Communities, Inc. Series 2015 A (BBB+/NR)
500,000	4.000	12/01/2018	507,550
1,000,000	5.000	12/01/2020	1,075,720
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (BBB/NR)
500,000	5.000	06/01/2018	502,380
500,000	5.000	06/01/2019	515,775
400,000	5.000	06/01/2020	422,976
700,000	5.000	06/01/2021	755,062
500,000	5.000	06/01/2022	549,300
Denver City & County Airport COPS Refunding Series 2008 A-3 (AA+/Aa1)(b)(c)
1,300,000	1.550	04/02/2018	1,300,000
Denver City & County School District No. 1 GO Refunding Bonds Series 2012 A (ST AID WITHHLDG) (AA+/Aa2)(a)
4,045,000	5.000	12/01/2021	4,490,921
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (BBB/NR)(f)
2,000,000	5.000	12/01/2018	2,038,360
2,000,000	5.000	12/01/2019	2,089,800
2,415,000	5.000	12/01/2020	2,581,659
4,110,000	5.000	12/01/2021	4,467,200
4,315,000	5.000	12/01/2022	4,744,774
4,530,000	5.000	12/01/2023	5,015,707
4,760,000	5.000	12/01/2024	5,306,400
Denver Colorado Health and Hospital Authority Healthcare RB Series 2007 B (BBB/NR)(d)
16,355,000	(3 Mo. LIBOR + 1.10%), 2.444	12/01/2033	15,145,875

Municipal Bonds – (continued)
Colorado – (continued)
E-470 Public Highway Authority Senior RB Series 2017 A (A-/A3)(b)
5,250,000	(1 Mo. LIBOR + 0.90%), 2.162	09/01/2019	5,261,235
University of Colorado Hospital Authority RB Series 2017 C-1 (AA-/Aa3)(b)(c)
6,360,000	4.000	03/01/2020	6,542,341
University of Colorado Hospital Authority RB Series 2017 C-2 (AA-/Aa3)(b)(c)
7,215,000	5.000	03/01/2022	7,942,705

			73,411,800

Connecticut – 2.7%
Connecticut State GO Bonds Series 2013 A (A+/A1)
5,195,000	5.000	10/15/2023	5,765,775
Connecticut State GO Bonds Series 2013 C (A+/A1)
7,555,000	5.000	07/15/2019	7,846,396
Connecticut State GO Bonds Series 2015 C (A+/A1)(d)
10,000,000	(SIFMA Municipal Swap Index Yield + 0.80%, 10.00% Cap), 2.380	06/15/2020	10,067,400
Connecticut State GO Bonds Series 2015 F (A+/A1)
4,435,000	5.000	11/15/2023	4,928,970
Connecticut State GO Bonds Series 2016 D (A+/A1)
10,000,000	5.000	08/15/2020	10,653,900
Connecticut State GO Bonds Series 2017 A (A+/A1)
1,705,000	5.000	04/15/2022	1,860,718
Connecticut State GO Refunding Bonds Series 2017 B (A+/A1)
18,110,000	3.000	04/15/2022	18,385,634
Connecticut State Health & Educational Facilities Authority RB for Sacred Heart University Series 2012 H (ETM) (AGM) (AA/A2)(a)
1,260,000	4.000	07/01/2018	1,267,686
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2010 A-3 (AAA/Aaa)(b)(c)
11,250,000	1.800	02/09/2021	11,253,037
Connecticut State Health & Educational Facilities Authority RB Refunding for Yale University Series 2017 C-2 (AAA/Aaa)(b)(c)
30,000,000	5.000	02/01/2023	33,973,500
Hartford County Metropolitan District GO Refunding Bonds Series 2017 B (SP-1+/NR)
12,000,000	3.000	08/01/2018	12,032,640
New Haven GO Refunding Bonds Series 2015 B (BAM) (AA/Baa1)
6,115,000	5.000	08/15/2021	6,593,193
Town of Hamden GO Refunding Bonds Series 2013 (A+/Baa2)
1,685,000	5.000	08/15/2018	1,703,687
2,000,000	5.000	08/15/2019	2,078,780
University of Connecticut RB Refunding Series 2010 A (AA-/A1)
2,775,000	5.000	02/15/2021	2,927,237
West Haven GO Bonds Series 2017 A (BBB/Baa3)
220,000	3.000	11/01/2018	220,246
300,000	3.000	11/01/2019	300,042
400,000	4.000	11/01/2020	408,048
400,000	4.000	11/01/2021	408,148

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Connecticut – (continued)
West Haven GO Bonds Series 2017 A (BBB/Baa3) – (continued)
$415,000	5.000%	11/01/2022	$439,846
400,000	5.000	11/01/2023	425,772
West Haven GO Bonds Series 2017 B (BBB/Baa3)
200,000	3.000	11/01/2019	200,028
390,000	4.000	11/01/2020	397,847
790,000	5.000	11/01/2022	837,297
West Haven GO Refunding Bonds Series 2012 (AGM) (AA/A2)
2,100,000	4.000	08/01/2018	2,113,440

			137,089,267

Delaware – 0.2%
Delaware State GO Bonds Series 2018 A (AAA/Aaa)
3,250,000	5.000	02/01/2021	3,538,210
3,500,000	5.000	02/01/2022	3,897,285
1,750,000	5.000	02/01/2023	1,986,093
Delaware Transportation Authority Transportation System Senior RB Refunding Series 2010 A (AA+/Aa2)
1,900,000	5.000	07/01/2019	1,979,477

			11,401,065

Florida – 4.4%
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB/NR)
315,000	2.000	05/01/2018	315,022
320,000	2.000	05/01/2019	319,523
325,000	2.000	05/01/2020	322,507
335,000	2.250	05/01/2021	332,236
340,000	2.250	05/01/2022	333,996
350,000	2.500	05/01/2023	344,733
Arborwood Community Development District RB Capital Improvement Refunding Senior Lien Series 2018 A-1 (AGM) (AA/NR)
1,065,000	2.000	05/01/2019	1,063,978
1,085,000	2.000	05/01/2020	1,078,642
1,110,000	2.125	05/01/2021	1,099,355
1,135,000	2.250	05/01/2022	1,117,986
1,160,000	2.500	05/01/2023	1,142,542
Atlantic Beach Health Care Facilities RB Refunding for Fleet Landing Project Series 2013 A (BBB/NR)
970,000	4.000	11/15/2018	982,115
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (BBB+/NR)
160,000	2.000	05/01/2018	160,058
165,000	2.000	05/01/2019	165,403
170,000	2.000	05/01/2020	169,964
170,000	2.000	05/01/2021	169,143
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB+/NR)
570,000	2.000	05/01/2018	570,205
580,000	2.300	05/01/2019	583,265
600,000	2.600	05/01/2020	607,164
615,000	3.000	05/01/2021	630,111
500,000	3.125	05/01/2022	514,980
500,000	3.250	05/01/2023	516,325

Municipal Bonds – (continued)
Florida – (continued)
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
125,000	2.000	05/01/2018	125,045
105,000	2.000	05/01/2019	105,256
130,000	2.250	05/01/2020	130,631
130,000	2.250	05/01/2021	130,307
135,000	2.250	05/01/2022	134,476
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (BBB-/NR)
265,000	3.500	05/01/2018	265,363
275,000	3.500	05/01/2019	279,197
285,000	3.500	05/01/2020	292,481
295,000	3.500	05/01/2021	305,012
305,000	3.500	05/01/2022	316,389
Bonterra Community Development District Special Assessment Bonds Senior Series 2017 A-1 (BBB-/NR)
170,000	2.000	05/01/2018	170,012
175,000	2.000	05/01/2019	174,981
180,000	2.000	05/01/2020	179,525
185,000	2.100	05/01/2021	184,014
185,000	2.375	05/01/2022	183,538
190,000	2.500	05/01/2023	187,494
Broward County School Board COPS Series 2017 C (A+/Aa3)
2,015,000	5.000	07/01/2023	2,287,609
Cape Coral Florida Water & Sewer Revenue Special Assessment Refunding Various Areas Series 2017 (AGM) (AA/A2)
990,000	1.900	09/01/2020	979,496
1,240,000	2.125	09/01/2022	1,203,743
1,095,000	2.250	09/01/2023	1,058,164
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
210,000	2.000	05/01/2018	210,040
215,000	2.000	05/01/2019	215,021
220,000	2.000	05/01/2020	218,977
225,000	2.250	05/01/2021	224,136
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
190,000	3.000	11/01/2018	191,731
195,000	3.250	11/01/2019	199,807
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
1,375,000	5.000	05/01/2018	1,378,754
1,890,000	5.000	05/01/2019	1,956,093
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (BBB/NR)
795,000	2.000	05/01/2018	795,024
810,000	2.000	05/01/2019	808,704
830,000	2.000	05/01/2020	824,140
845,000	2.000	05/01/2021	831,320
860,000	2.125	05/01/2022	839,394
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)
114,000	2.125	05/01/2018	114,033
117,000	2.125	05/01/2019	117,167
119,000	2.375	05/01/2020	119,347

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR) – (continued)
$122,000	2.625%	05/01/2021	$122,881
126,000	2.750	05/01/2022	126,920
Country Walk Community Development District Special Assessment Senior Lien RB Refunding Series 2015 A-1 (A-/NR)
180,000	2.250	05/01/2018	180,115
180,000	2.500	05/01/2019	181,607
185,000	2.750	05/01/2020	188,188
County of Escambia Solid Waste Disposal System RB for Gulf Power Company First Series 2009 (A/A2)(b)(c)
14,400,000	1.800	11/19/2020	14,348,448
Double Branch Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
250,000	2.400	05/01/2018	250,190
250,000	2.700	05/01/2019	252,765
250,000	3.000	05/01/2020	255,575
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
1,415,000	2.000	05/01/2018	1,415,226
1,445,000	2.000	05/01/2019	1,446,532
1,475,000	2.000	05/01/2020	1,466,947
1,505,000	2.125	05/01/2021	1,491,891
Florida Higher Educational Facilities Financing Authority RB for Nova Southeastern University Project Series 2012 A (A-/Baa1)
500,000	5.000	04/01/2018	500,000
500,000	5.000	04/01/2019	514,445
Florida State Full Faith and Credit State Board of Education Public Education Capital Outlay Tax-Exempt Bonds Series 2008 C (AAA/Aa1)
2,990,000	5.000	06/01/2020	3,106,431
Florida State Full Faith and Credit State Board of Education Public Education Capital Outlay Tax-Exempt Bonds Series 2011 A (AAA/Aa1)
5,810,000	5.000	06/01/2021	6,217,571
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-1 (AMBAC) (A/A2)(b)(c)
1,700,000	2.765	10/01/2021	1,700,000
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-2 (AMBAC) (A/A2)(c)
5,550,000	2.424	10/01/2021	5,550,000
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-3 (AMBAC) (A/A2)(c)
54,175,000	2.590	10/01/2021	54,175,000
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (BBB+/NR)
215,000	2.000	05/01/2018	215,077
220,000	2.000	05/01/2019	220,537
225,000	2.000	05/01/2020	224,953
230,000	2.000	05/01/2021	228,841
235,000	2.500	05/01/2022	236,360
245,000	2.500	05/01/2023	244,302
245,000	2.500	05/01/2024	240,242
255,000	2.750	05/01/2025	249,681
260,000	3.000	05/01/2026	256,685

Municipal Bonds – (continued)
Florida – (continued)
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (BBB+/NR)(f)
215,000	3.500	05/01/2019	219,020
225,000	3.500	05/01/2020	231,926
235,000	3.500	05/01/2021	244,254
245,000	3.500	05/01/2022	255,893
250,000	3.500	05/01/2023	261,120
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (AA/NR)
170,000	4.000	05/01/2018	170,289
175,000	4.000	05/01/2019	178,901
185,000	4.000	05/01/2020	190,657
190,000	4.000	05/01/2021	197,245
200,000	4.000	05/01/2022	208,322
205,000	4.000	05/01/2023	213,505
Heritage Landing Community Development District Special Assessment Refunding Series 2015 (BBB/NR)
415,000	2.000	05/01/2018	415,079
425,000	2.250	05/01/2019	426,168
535,000	2.500	05/01/2020	538,344
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
275,000	2.000	05/01/2018	275,019
280,000	2.000	05/01/2019	279,583
285,000	2.250	05/01/2020	284,250
290,000	2.250	05/01/2021	287,607
295,000	2.250	05/01/2022	289,790
305,000	2.500	05/01/2023	300,410
315,000	2.750	05/01/2024	310,477
320,000	3.000	05/01/2025	316,170
Hillsborough County School Board COPS Refunding for Florida Master Lease Program Series 2017 C (AA-/Aa2)
1,350,000	5.000	07/01/2019	1,404,256
10,000,000	5.000	07/01/2020	10,691,400
Lakeland Hospital RB for Lakeland Regional Health System Series 2011 (NR/A2)
6,250,000	5.000	11/15/2018	6,376,625
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (BBB+/NR)
260,000	3.500	05/01/2018	260,369
270,000	3.500	05/01/2019	274,150
275,000	3.500	05/01/2020	282,277
290,000	3.500	05/01/2021	299,930
300,000	3.500	05/01/2022	311,322
305,000	3.500	05/01/2023	317,532
320,000	3.500	05/01/2024	332,070
Mediterra South Community Development District Capital Improvement RB Refunding Series 2012 (A-/NR)
285,000	3.800	05/01/2018	285,524
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center Series 2012 (BBB+/Baa1)
2,220,000	4.000	11/15/2018	2,244,575
Miami Special Obligation Non-Ad Valorem RB for Port of Miami Tunnel Project Series 2012 (A+/Aa3)(f)
2,390,000	5.000	03/01/2019	2,463,182
2,510,000	5.000	03/01/2020	2,664,566

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Miami Special Obligation Non-Ad Valorem RB for Port of Miami Tunnel Project Series 2012 (A+/Aa3)(f) – (continued)
$2,635,000	5.000%	03/01/2021	$2,824,931
2,770,000	5.000	03/01/2022	3,017,804
Miami-Dade County IDA Solid Waste Disposal RB for Waste Management Inc. Project Series 2006 (A-/NR)
6,000,000	1.500	10/01/2018	5,997,960
North Broward Hospital District RB Refunding for Broward Health Series 2017 B (BBB+/Baa2)
750,000	5.000	01/01/2019	765,675
1,000,000	5.000	01/01/2020	1,047,450
1,000,000	5.000	01/01/2021	1,070,270
1,000,000	5.000	01/01/2022	1,088,800
Orlando Florida Capital Improvement Special RB Refunding Series 2016 B (AA+/Aa2)
1,525,000	5.000	10/01/2021	1,680,840
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,245,000	5.000	04/01/2018	1,245,000
1,305,000	5.000	04/01/2019	1,346,890
1,375,000	5.000	04/01/2020	1,457,473
Orlando Utilities Commission, Utility System RB Refunding Series 2017 A (AA/Aa2)(b)(c)
7,340,000	3.000	10/01/2020	7,481,735
Palm Beach County Health Facilities Authority Hospital RB Refunding for Jupiter Medical Center, Inc. Project Series 2013 A (BBB+/Baa2)
630,000	4.000	11/01/2018	635,380
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (BBB/NR)
475,000	2.000	05/01/2018	475,090
485,000	2.000	05/01/2019	485,049
Parklands Lee Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A/NR)
135,000	2.250	05/01/2018	135,101
140,000	2.875	05/01/2019	141,885
Portofino Isles Community Development District Special Assessment Refunding Series 2013 (BBB-/NR)
225,000	2.625	05/01/2018	225,124
230,000	3.000	05/01/2019	232,093
Reunion East Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
1,930,000	4.000	05/01/2020	1,960,706
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB+/NR)
355,000	2.000	05/01/2018	355,128
360,000	2.000	05/01/2019	360,879
365,000	2.000	05/01/2020	364,923
375,000	2.000	05/01/2021	373,110
385,000	2.500	05/01/2022	387,229
395,000	2.500	05/01/2023	393,874
405,000	2.500	05/01/2024	397,135
415,000	2.750	05/01/2025	406,343
425,000	3.000	05/01/2026	419,581
Sausalito Bay Community Development District Special Assessment Refunding Series 2013 (A-/NR)
95,000	2.500	05/01/2018	95,080

Municipal Bonds – (continued)
Florida – (continued)
Sausalito Bay Community Development District Special Assessment Refunding Series 2013 (A-/NR) – (continued)
90,000	2.750	05/01/2019	91,043
100,000	3.000	05/01/2020	102,230
South Fork East Community Development District Capital Improvement RB Refunding Series 2017 (BBB/NR)
215,000	2.000	05/01/2018	214,942
380,000	2.125	05/01/2019	379,856
390,000	2.250	05/01/2020	388,740
400,000	2.625	05/01/2021	400,760
405,000	2.875	05/01/2022	406,778
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
320,000	2.000	11/01/2018	320,198
325,000	2.000	11/01/2019	324,295
330,000	2.250	11/01/2020	328,931
330,000	2.250	11/01/2021	326,855
335,000	2.250	11/01/2022	328,404
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (BBB/NR)
295,000	2.000	05/01/2018	295,056
300,000	2.000	05/01/2019	300,030
310,000	2.000	05/01/2020	308,559
100,000	2.000	05/01/2021	98,878
100,000	2.125	05/01/2022	98,325
100,000	2.375	05/01/2023	98,140
100,000	2.500	05/01/2024	97,294
100,000	2.750	05/01/2025	97,665
100,000	3.000	05/01/2026	98,445
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2012 (BBB-/NR)
330,000	4.000	05/01/2018	330,531
345,000	4.125	05/01/2019	352,252
375,000	4.375	05/01/2021	395,355
390,000	4.500	05/01/2022	416,770
Spicewood Community Development District Special Assessment Refunding Series 2013 (BBB+/NR)
110,000	2.500	05/01/2018	110,083
115,000	2.875	05/01/2019	116,350
Stonebrier Community Development District Special Assessment Refunding Series 2016 (A-/NR)
240,000	2.000	05/01/2018	240,026
245,000	2.000	05/01/2019	245,103
250,000	2.000	05/01/2020	246,578
255,000	2.250	05/01/2021	251,522
260,000	2.250	05/01/2022	253,266
Talis Park Community Development District Capital Improvement RB Refunding Senior Series 2016 A-1 (BBB+/NR)
170,000	2.000	05/01/2018	170,061
175,000	2.000	05/01/2019	175,427
175,000	2.000	05/01/2020	174,963
180,000	2.250	05/01/2021	180,425
185,000	2.250	05/01/2022	184,282

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Tolomato Community Development District Special Assessment GO Refunding Bonds Senior Lien Series 2018 A-1 (AGM) (AA/NR)
$960,000	2.000%	05/01/2019	$959,079
980,000	2.000	05/01/2020	974,453
1,000,000	2.125	05/01/2021	990,710
1,020,000	2.250	05/01/2022	1,004,710
1,045,000	2.500	05/01/2023	1,029,273
Trails at Monterey Community Development District Special Assessment Refunding Series 2012 (A-/NR)
110,000	3.000	05/01/2018	110,134
110,000	3.250	05/01/2019	111,860
115,000	3.500	05/01/2020	118,731
115,000	3.750	05/01/2021	120,450
125,000	3.875	05/01/2022	131,970
125,000	4.000	05/01/2023	131,480
135,000	4.125	05/01/2024	142,937
140,000	4.150	05/01/2025	147,588
145,000	4.250	05/01/2026	153,182
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (BBB/NR)
400,000	2.300	05/01/2019	401,312
125,000	2.600	05/01/2020	125,932
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (BBB/NR)
165,000	2.000	05/01/2018	165,031
165,000	2.000	05/01/2019	165,192
165,000	2.000	05/01/2020	164,564
355,000	2.250	05/01/2021	353,637
Venetian Isles Community Development District Special Assessment RB Refunding Series 2013 (A+/NR)
230,000	2.500	05/01/2018	230,163
235,000	2.875	05/01/2019	237,860
240,000	3.000	05/01/2020	242,266
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (BBB/NR)(f)
295,000	2.000	05/01/2018	295,056
300,000	2.250	05/01/2019	300,825
305,000	2.500	05/01/2020	306,659
315,000	2.750	05/01/2021	318,437
325,000	3.000	05/01/2022	330,499
335,000	3.100	05/01/2023	340,199
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
960,000	4.500	05/01/2023	1,024,752
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (A-/NR)
250,000	4.000	05/01/2018	250,352
250,000	4.000	05/01/2019	254,443
350,000	4.000	05/01/2020	360,777
360,000	4.000	05/01/2021	374,591
375,000	4.000	05/01/2022	392,370
395,000	4.000	05/01/2023	413,849
415,000	4.000	05/01/2024	435,771
320,000	4.000	05/01/2025	335,059

Municipal Bonds – (continued)
Florida – (continued)
Village Community Development District No. 7 Special Assessment RB Refunding Series 2015 (A/NR)
1,425,000	3.000	05/01/2019	1,444,537
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
195,000	2.000	11/01/2018	195,010
195,000	2.000	11/01/2019	194,276
200,000	2.250	11/01/2020	198,856
205,000	2.250	11/01/2021	202,355
210,000	2.250	11/01/2022	204,979
215,000	2.500	11/01/2023	210,380
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
375,000	2.500	05/01/2018	375,281
385,000	2.000	05/01/2019	385,940
390,000	2.375	05/01/2020	392,878
400,000	2.625	05/01/2021	405,388
Wyndam Park Community Development District Special Assessment Refunding Series 2013 (A-/NR)
95,000	2.250	05/01/2018	95,061
95,000	2.875	05/01/2019	96,227

			224,349,168

Georgia – 4.4%
Atlanta Water & Wastewater RB Refunding Series 2009 A (AA-/Aa2)(a)
5,645,000	6.000	11/01/2019	6,020,279
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project First Series 2012 (A-/A3)(b)(c)
6,500,000	1.850	08/22/2019	6,478,745
Burke County Development Authority Pollution Control RB for Oglethorpe Power Corporation Vogtle Series 2017 F (A-/Baa1)(b)(c)
29,150,000	3.000	02/01/2023	28,787,374
City of Atlanta Tax Allocation Refunding Bonds for Atlantic Station Project Series 2017 (BBB/A3)
575,000	5.000	12/01/2021	629,194
500,000	5.000	12/01/2022	554,195
500,000	5.000	12/01/2023	560,535
City of Augusta GO Bonds Series 2016 (NR/Aa2)
12,810,000	5.000	10/01/2019	13,440,893
12,135,000	5.000	10/01/2020	13,074,977
De Kalb County School District GO Sales Tax Bonds Series 2017 (ST AID WITHHLDG) (AA+/Aa1)
34,820,000	4.000	10/01/2020	36,715,252
31,115,000	4.000	10/01/2021	33,346,879
18,845,000	4.000	10/01/2022	20,440,418
Fulton County Development Authority RB Refunding for Spelman College Series 2012 (NR/A1)
1,010,000	4.000	06/01/2018	1,013,848
Georgia State GO Bonds Series 2017 A-1 (AAA/Aaa)
20,000,000	5.000	02/01/2021	21,779,400
Georgia State GO Refunding Bonds Series 2011 E-2 (AAA/Aaa)
9,265,000	5.000	09/01/2021	10,238,288

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Georgia – (continued)
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(d)
$12,800,000	(3 Mo. LIBOR + 0.60%), 2.149%	10/01/2024	$12,705,536
Public Gas Partners Inc., Gas Project RB for Gas Supply Pool No. 1 Series 2009 A (A+/WR)
5,950,000	5.000	10/01/2019	6,228,579
Richmond County Development Authority RB Subordinate Series 1991 C (ETM) (NR/Aaa)(a)(e)
10,130,000	0.000	12/01/2021	9,404,591

			221,418,983

Guam – 0.4%
Guam Government Limited Obligation RB Section 30 Series 2016 A (BBB+/NR)
1,000,000	5.000	12/01/2018	1,016,990
1,500,000	5.000	12/01/2019	1,559,580
Guam Government Privilege Special Tax Refunding Bonds Series 2015 D (A/NR)
265,000	4.000	11/15/2018	267,592
3,775,000	5.000	11/15/2021	4,056,086
Guam Power Authority RB Series 2010 A (BBB/Baa2)(a)
7,495,000	5.500	10/01/2020	8,160,781
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
310,000	5.000	07/01/2021	331,793
500,000	5.000	07/01/2022	541,420
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (A-/Baa2)
100,000	5.000	07/01/2019	103,178
400,000	5.000	07/01/2021	428,120
400,000	5.000	07/01/2022	433,136
500,000	5.000	07/01/2023	547,175
400,000	5.000	07/01/2024	441,588

			17,887,439

Hawaii – 0.5%
Hawaii State GO Refunding Bonds Series 2016 FH (AA+/Aa1)
7,545,000	3.000	10/01/2021	7,824,316
Honolulu City & County GO Bonds Series 2012 B (AA+/Aa1)
3,000,000	5.000	11/01/2022	3,379,170
Honolulu City & County GO Bonds Series 2015 C (AA+/Aa1)
6,720,000	4.000	10/01/2019	6,953,184
Honolulu City & County GO Bonds Series 2017 A (AA+/Aa1)
4,370,000	5.000	09/01/2021	4,821,421

			22,978,091

Illinois – 8.8%
Chicago Illinois Board of Education Dedicated Revenues Series 2007 D (AGM) (AA/A2)
5,000,000	5.000	12/01/2021	5,046,300
Chicago Illinois Board of Education GO Bonds Series 1999 A (NATL-RE-IBC FGIC) (B/Baa2)
1,600,000	5.250	12/01/2020	1,690,512

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education GO Refunding Bonds Series 1999 A (NATL-RE FGIC) (B/Baa2)(e)
6,595,000	0.000	12/01/2019	6,266,437
Chicago Illinois Capital Appreciation GO Refunding Bonds and Project Series C (BBB+/Ba1)(e)
4,645,000	0.000	01/01/2023	3,790,692
Chicago Illinois Emergency Telephone System GO Refunding Bonds Series 1999 (NATL-RE) (BBB+/Baa2)
10,020,000	5.500	01/01/2023	10,802,662
Chicago Illinois GO Bonds Project and Refunding RMKT 05/29/15 Series 2003 B (BBB+/Ba1)
4,980,000	5.000	01/01/2023	5,276,858
Chicago Illinois GO Bonds Project and Refunding Series 2009 A (BBB+/Ba1)
5,400,000	5.000	01/01/2022	5,546,718
Chicago Illinois GO Bonds Project and Refunding Series 2014 A (BBB+/Ba1)
2,075,000	5.000	01/01/2022	2,184,726
Chicago Illinois GO Refunding Bonds Capital Appreciation Series 2007 C (NATL-RE) (BBB+/Baa2)
4,400,000	5.000	01/01/2030	4,405,808
Chicago Illinois GO Refunding Bonds Series 2012 C (BBB+/Ba1)
14,445,000	5.000	01/01/2022	15,208,852
Chicago Illinois GO Refunding Bonds Series 2015 C (BBB+/NR)
1,495,000	5.000	01/01/2020	1,546,413
2,000,000	5.000	01/01/2021	2,097,540
16,000,000	5.000	01/01/2022	16,920,960
13,395,000	5.000	01/01/2023	14,271,703
Chicago Illinois Midway Airport Second Lien RB Refunding Series 2014 B (A/A3)
400,000	5.000	01/01/2019	409,984
Chicago Illinois Modern Schools Across Chicago Program GO Bonds Series 2010 A (BBB+/Ba1)
1,080,000	5.000	12/01/2019	1,117,195
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2015 B (A/NR)
4,000,000	5.000	01/01/2021	4,315,440
Chicago Illinois Sales Tax Refunding RMKT 06/09/15 Series 2002 (ETM) (BBB-/NR)(a)
1,250,000	5.000	01/01/2021	1,353,812
Chicago Illinois Wastewater Transmission RB Refunding Second Lien Project Series 2008 C (A/NR)
1,000,000	5.000	01/01/2021	1,067,520
Chicago Illinois Wastewater Transmission RB Refunding Second Lien Series 2017 B (A/NR)
2,050,000	5.000	01/01/2021	2,188,416
1,450,000	5.000	01/01/2022	1,575,512
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (A/NR)
600,000	5.000	01/01/2021	640,512
1,660,000	5.000	01/01/2022	1,803,690
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2004 (A/NR)
2,500,000	5.000	11/01/2020	2,669,250

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Waterworks RB Refunding Second Lien Project Series 2017-2 (A/NR)
$2,500,000	5.000%	11/01/2019	$2,613,875
1,400,000	5.000	11/01/2020	1,494,780
1,000,000	5.000	11/01/2021	1,087,180
Cook County Illinois GO Refunding Bonds Series 2012 C (AA-/A2)
1,500,000	5.000	11/15/2019	1,569,495
1,000,000	4.000	11/15/2020	1,050,460
Cook County School District No. 95 GO Refunding Bonds for Brookfield-Lagrange Park Project Series 2017 A (NR/Aa2)
690,000	4.000	12/01/2019	713,108
675,000	4.000	12/01/2020	706,044
710,000	4.000	12/01/2021	751,620
800,000	4.000	12/01/2022	849,568
Illinois Educational Facilities Authority RB for University of Chicago Series 2001 B-1 (AA-/Aa2)(b)(c)
7,625,000	1.800	02/13/2020	7,594,424
Illinois Educational Facilities Authority RB for University of Chicago Series 2001 B-2 (AA-/Aa2)(b)(c)
6,000,000	1.550	02/13/2020	5,948,700
Illinois Finance Authority Charter School RB Refunding & Improvement Bonds for Chicago International Charter School Project Series 2017 A (BBB/NR)
300,000	3.000	06/01/2018	300,528
125,000	3.000	12/01/2018	125,790
200,000	3.000	12/01/2019	202,298
400,000	4.000	12/01/2020	415,344
425,000	4.000	12/01/2021	442,918
300,000	5.000	12/01/2022	324,414
450,000	5.000	12/01/2023	489,424
Illinois Finance Authority RB for Prairie Power, Inc. Project RMKT 05/08/17 Series 2017 A (A/NR)(b)(c)
6,825,000	1.750	05/06/2020	6,768,011
Illinois Finance Authority RB for Trinity Health Credit Group Series 2011 L (AA-/Aa3)(a)
6,960,000	5.000	12/01/2021	7,701,170
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (BBB-/NR)
2,070,000	3.250	05/15/2022	2,105,770
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (A-/Baa1)
255,000	4.000	09/01/2020	265,718
500,000	4.000	09/01/2021	525,710
Illinois Finance Authority RB Refunding for Northwestern Memorial Healthcare Series 2017 B (AA+/Aa2)(b)(c)
3,365,000	5.000	12/15/2022	3,817,222
Illinois Sales Tax Securitization Corp. RB Refunding Series 2017 A (AA/NR)
300,000	5.000	01/01/2020	315,345
500,000	5.000	01/01/2021	537,765
1,000,000	5.000	01/01/2022	1,096,300
1,500,000	5.000	01/01/2023	1,671,000
Illinois State GO Bonds Series 2012 (BBB-/Baa3)
14,360,000	4.000	01/01/2019	14,498,287
2,445,000	5.000	03/01/2019	2,495,220

Municipal Bonds – (continued)
Illinois – (continued)
Illinois State GO Bonds Series 2013 (BBB-/Baa3)
3,645,000	5.000	07/01/2019	3,744,508
3,990,000	5.500	07/01/2024	4,284,023
Illinois State GO Bonds Series 2014 (BBB-/Baa3)
3,730,000	5.000	02/01/2019	3,799,937
Illinois State GO Bonds Series 2017 A (BBB-/Baa3)
8,600,000	5.000	12/01/2020	8,982,528
Illinois State GO Bonds Series 2017 B (BBB-/Baa3)
25,000,000	5.000	11/01/2019	25,795,500
4,750,000	5.000	12/01/2020	4,961,280
9,000,000	5.000	12/01/2021	9,450,270
Illinois State GO Bonds Series 2017 D (BBB-/Baa3)
31,335,000	5.000	11/01/2022	32,752,909
44,500,000	5.000	11/01/2024	46,474,020
Illinois State GO Refunding Bonds Series 2009 A (BBB-/Baa3)
16,000,000	4.000	09/01/2020	16,042,720
Illinois State GO Refunding Bonds Series 2010 (BBB-/Baa3)
16,490,000	5.000	01/01/2020	16,943,640
Illinois State GO Refunding Bonds Series 2012 (BBB-/Baa3)
7,295,000	5.000	08/01/2019	7,506,336
10,925,000	5.000	08/01/2020	11,352,277
1,000,000	5.000	08/01/2021	1,046,050
Illinois State GO Refunding Bonds Series 2016 (BBB-/Baa3)
20,000,000	5.000	02/01/2020	20,575,800
5,000,000	5.000	02/01/2022	5,193,550
Illinois State Sales Tax RB Junior Obligation Series 2016 A (AA-/NR)
1,475,000	5.000	06/15/2022	1,624,816
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 C (AA-/NR)
675,000	4.000	06/15/2021	711,254
2,875,000	5.000	06/15/2022	3,167,014
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 D (AA-/NR)
3,185,000	4.000	06/15/2021	3,356,066
Metropolitan Pier & Exposition Authority RB Refunding for Mccormick Place Expansion Dedicated Sales Tax Project Series 2017 (ETM) (NATL-RE) (NR/NR)(a)(e)
2,430,000	0.000	06/15/2018	2,422,005
Metropolitan Pier & Exposition Authority RB Refunding for Mccormick Place Expansion Dedicated Sales Tax Project Series 2017 (NATL-RE) (BB+/NR)(e)
75,000	0.000	06/15/2018	74,573
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2017 (A/NR)
5,000,000	5.000	06/01/2022	5,497,150
Springfield Electric RB Refunding Senior Lien Series 2015 (A/A3)
2,000,000	5.000	03/01/2021	2,156,440
State of Illinois Build Illinois Sales Tax RB Refunding Bonds Series 2010 (AA-/NR)
1,170,000	5.000	06/15/2018	1,177,488
State of Illinois GO Bonds Series 2014 (BBB-/Baa3)
3,245,000	5.000	02/01/2023	3,391,804
State of Illinois GO Refunding Bonds Series 2016 (BBB-/Baa3)
2,000,000	5.000	02/01/2019	2,037,500
2,360,000	5.000	02/01/2023	2,466,766

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Illinois – (continued)
University of Illinois Board Trustees COP RB Refunding Series 2016 A (A-/A1)
$5,250,000	5.000%	08/15/2020	$5,531,033
5,000,000	5.000	08/15/2021	5,357,550
Will & Kendall Counties Community Consolidated School District No. 202 GO Refunding Bonds Series 2017 (NR/Aa2)
9,650,000	2.000	01/01/2019	9,663,414

			448,215,221

Indiana – 0.7%
City of Whiting Environmental Facilities RB for BP Products North America, Inc. Project Series 2008 (A-/A1)(b)(c)
15,000,000	1.850	10/01/2019	14,951,700
Delaware County Indiana Hospital Authority RB Refunding for Ball Memorial Hospital, Inc. Obligated Group Series 2009 A (ETM) (NR/WR)(a)
4,585,000	5.625	08/01/2018	4,645,109
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2012 A (A/A2)
855,000	5.000	05/01/2020	907,830
Indiana Finance Authority RB for Community Foundation of Northwest Indiana Obligated Group Series 2012 (A+/NR)
500,000	5.000	03/01/2019	514,845
650,000	5.000	03/01/2020	688,766
Indiana Health Facility Financing Authority Ascension Health Subordinate Credit Group RB RMKT 08/01/17 Series 2005 A-5 (AA/Aa3)(b)(c)
5,535,000	1.350	08/04/2020	5,446,994
Indiana Health Facility Financing Authority Ascension Health Subordinate Credit Group RB Series 2005 A-9 (NR/Aa3)(b)(c)
4,505,000	1.375	05/01/2020	4,445,219
Indiana Health Facility Financing Authority Ascension Health Subordinate Credit Group RB Series 2005 A-9 (NR/NR)(a)(b)(c)
95,000	1.375	05/01/2020	94,295
Kankakee Valley Middle School Building Corp. Ad Valorem Property Tax Refunding Bonds Series 2017 (AA+/NR)
375,000	5.000	07/15/2020	398,505
465,000	3.000	01/15/2021	474,095
250,000	5.000	07/15/2021	271,303
405,000	3.000	01/15/2022	413,582
200,000	5.000	07/15/2022	220,696
300,000	5.000	01/15/2023	333,174
375,000	3.000	07/15/2023	381,236

			34,187,349

Iowa – 0.0%
Iowa Finance Authority State Revolving Fund RB Series 2013 (AAA/Aaa)
1,000,000	5.000	08/01/2018	1,011,510

Kansas – 0.5%
Johnson County Public Building Commission RB Refunding for Kansas Lease Purchase Series 2015 B (AAA/Aaa)
2,735,000	2.000	09/01/2019	2,747,526
3,810,000	2.000	09/01/2020	3,834,156
Johnson County Unified School District No. 229 GO Bonds for Kansas Blue Valley Series 2015 B (AA+/Aaa)
4,725,000	5.000	10/01/2019	4,954,115

Municipal Bonds – (continued)
Kansas – (continued)
Johnson County Unified School District No. 229 GO Bonds for Kansas Blue Valley Series 2017 A (AA+/Aaa)
5,955,000	5.000	10/01/2020	6,426,874
Sedgwick County Kansas Unified School District No. 259 GO Refunding and Improvement Bonds Series 2015 A (NR/Aa2)
3,455,000	4.000	10/01/2020	3,637,873
3,000,000	4.000	10/01/2021	3,206,760

			24,807,304

Kentucky – 0.7%
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (BB+/Baa3)
200,000	5.000	06/01/2018	200,778
350,000	5.000	06/01/2019	359,089
500,000	5.000	06/01/2020	523,000
1,100,000	5.000	06/01/2021	1,169,256
2,450,000	5.000	06/01/2022	2,635,269
1,000,000	5.000	06/01/2023	1,085,960
Kentucky Public Energy Authority Gas Supply RB Series 2018 A (NR/A3)
655,000	4.000	04/01/2019	668,814
785,000	4.000	04/01/2020	815,544
775,000	4.000	04/01/2021	816,137
1,210,000	4.000	04/01/2022	1,285,226
Kentucky State Property and Buildings Commission for Project 117 RB Refunding Series 2017 D (A+/A1)
4,000,000	5.000	05/01/2021	4,338,920
Kentucky State Property and Buildings Commission for Project 99 RB Refunding Series 2010 A (A/A1)
4,480,000	5.000	11/01/2018	4,563,552
Kentucky State Turnpike Authority Economic Development Road RB Refunding for Revitalization Projects Series 2016 A (AA-/Aa3)
950,000	2.000	07/01/2020	952,480
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2016 A (A-/NR)
550,000	5.000	10/01/2020	589,534
Louisville & Jefferson County Metropolitan Government Environmental Facilities RB Refunding for Louisville Gas & Electric Company Project RMKT 06/01/17 Series 2017 A (A/A1)(b)(c)
4,000,000	1.250	06/03/2019	3,962,360
Louisville & Jefferson County Metropolitan Sewer District RB for Sewer & Drainage System Series 2009 B (AA/Aa3)
2,000,000	5.000	05/15/2019	2,072,880
Louisville & Jefferson County PCRB for Louisville Gas & Electric Company Project RMKT 04/03/17 Series 2003 A (A/A1)(b)(c)
6,000,000	1.500	04/01/2019	5,976,480
University of Louisville General Receipts RB Refunding Series 2016 C (A+/A1)
4,680,000	3.000	09/01/2021	4,814,784

			36,830,063

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Bonds – (continued)
Louisiana – 0.5%
City of Shreveport Louisiana Water and Sewer RB Refunding Series 2014 A (BAM) (AA/A3)
$3,000,000	5.000%		12/01/2019	$3,161,400
Ernest N. Morial New Orleans Exhibition Hall Authority Special Tax Refunding Bonds Series 2012 (AA+/A1)
680,000	2.000		07/15/2018	680,714
1,040,000	4.000		07/15/2018	1,046,937
1,000,000	5.000		07/15/2019	1,040,130
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Southeastern Louisiana Student Series 2004 B (NATL-RE) (NR/A3)(c)
10,675,000	2.765		08/01/2034	9,799,330
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. - Student Housing & Parking Project Series 2017 (AGM) (AA/NR)
735,000	2.250		10/01/2021	740,424
815,000	5.000		10/01/2021	896,255
800,000	2.500		10/01/2022	810,904
950,000	5.000		10/01/2022	1,064,105
Louisiana State GO Bonds Series 2012 A (AA-/Aa3)
2,750,000	5.000	(a)	08/01/2022	3,092,760
5,000,000	5.000		08/01/2022	5,590,150

				27,923,109

Maine – 0.1%
Maine Governmental Facilities Authority Lease Rental RB Series 2015 B (AA-/Aa3)
685,000	5.000		10/01/2019	718,421
1,985,000	4.000		10/01/2020	2,089,073
1,345,000	4.000		10/01/2021	1,436,299
Maine Turnpike Authority RB Refunding Series 2014 (AA-/Aa3)
1,430,000	5.000		07/01/2020	1,532,145

				5,775,938

Maryland – 3.8%
Baltimore Maryland RB Refunding for Convention Center Hotel Project Series 2017 (BBB-/NR)
200,000	3.000		09/01/2018	201,090
350,000	4.000		09/01/2019	360,528
500,000	5.000		09/01/2020	535,005
500,000	5.000		09/01/2021	545,930
500,000	5.000		09/01/2022	554,535
Carroll County Maryland Consolidated Public Improvement and Refunding Bonds Series 2011 (AAA/Aa1)
3,055,000	4.000		11/01/2018	3,098,748
City of Baltimore RB for Water Projects Series 2002 Subseries B (NATL-RE FGIC) (AA/Aa3)(c)
11,350,000	2.612		07/01/2037	9,640,463
City of Baltimore RB for Water Projects Series 2002 Subseries C (AA-/A1)(c)
7,025,000	2.612		04/04/2018	5,949,121
County of Baltimore GO Bonds for Consolidated Public Improvement Series 2012 (AAA/Aaa)
2,000,000	5.000		08/01/2022	2,247,500

Municipal Bonds – (continued)
Maryland – (continued)
County of Baltimore GO Bonds for Consolidated Public Improvement Series 2017 (AAA/Aaa)
2,825,000	5.000		03/01/2023	3,205,358
County of Baltimore GO Bonds Series 2018 (SP-1+/MIG1)
25,000,000	4.000		03/18/2019	25,565,000
Howard County GO Bonds Consolidated Public Improvement Project & Refunding Series 2014 A (AAA/Aaa)
2,590,000	5.000		02/15/2022	2,882,774
Maryland State Economic Development Corporation Student Housing RB Refunding for University of Maryland College Park Projects Series 2016 (AGM) (AA/A2)
600,000	4.000		06/01/2020	627,066
660,000	4.000		06/01/2021	700,227
Maryland State GO Bonds for State & Local Facilities Loan First Series 2018 A (AAA/Aaa)
10,470,000	5.000		03/15/2022	11,674,050
Maryland State GO Bonds for State & Local Facilities Loan Second Series 2012 B (AAA/Aaa)(a)
17,850,000	4.000		08/01/2020	18,778,557
Maryland State GO Bonds for State & Local Facilities Loan Second Series 2014 B (AAA/Aaa)(a)
19,845,000	5.000		08/01/2022	22,318,481
Maryland State GO Bonds for State & Local Facilities Loan Second Series 2014 C (AAA/Aaa)
46,585,000	5.000		08/01/2021	51,298,470
Maryland State GO Bonds for State & Local Facilities Loan Series 2013 B (AAA/Aaa)(a)
5,140,000	5.000		03/01/2021	5,604,399
Montgomery County GO Consolidated Public Improvement Refunding Bonds Series 2017 D (AAA/Aaa)
8,200,000	3.000		11/01/2022	8,545,958
Prince George’s County GO Refunding Bonds for Consolidated Public Improvement Series 2016 B (AAA/Aaa)
5,000,000	4.000		07/15/2021	5,342,450
University Maryland System Auxiliary Facility & Tuition RB Series 2018 A (AA+/Aa1)
1,560,000	5.000		04/01/2020	1,661,478
1,595,000	5.000		04/01/2022	1,780,419
1,075,000	5.000		04/01/2023	1,221,533
University of Maryland RB Refunding Revolving Loan Series 2003 A (AA+/Aa1)(b)(c)
2,010,000	1.250		06/01/2018	2,007,688
Washington Suburban Sanitary District GO Refunding Bonds Consolidated Public Improvement Second Series 2016 (AAA/Aaa)
5,555,000	5.000		06/01/2019	5,771,978

				192,118,806

Massachusetts – 4.4%
City of Worcester Municipal Purpose Loan GO Bonds Series 2018 A (AA-/Aa3)
4,105,000	5.000		01/15/2021	4,456,429
Massachusetts Bay Transportation Authority RB Series 2017 (AA/Aa3)
50,000,000	4.000		12/01/2021	53,714,000

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts Bay Transportation Authority Sales Tax RB Refunding for Capital Appreciation Senior Series 2016 A (AA/Aa2)(e)
$7,000,000	0.000%	07/01/2021	$6,562,290
Massachusetts Commonwealth GO Refunding Bonds Series 2017 A (AA/Aa1)(d)
40,000,000	(SIFMA Municipal Swap Index Yield + 0.47%), 2.050	02/01/2019	40,051,600
Massachusetts Commonwealth Transportation Fund RB for Accelerated Bridge Program Series 2012 A (AAA/Aa1)(a)
10,000,000	5.000	06/01/2021	10,975,600
Massachusetts Commonwealth Transportation Fund RB for Rail Enhancement Program Series 2015 A (AAA/Aa1)
11,155,000	5.000	06/01/2021	12,246,851
Massachusetts Development Finance Agency RB for Harvard University Series 2009 A (NR/NR)(a)
28,790,000	5.500	11/15/2018	29,490,173
Massachusetts School Building Authority RB Refunding Senior Dedicated Sales Tax Series 2012 B (AA+/Aa2)
3,000,000	5.000	08/15/2020	3,226,470
Massachusetts State Development Finance Agency RB Refunding for Boston University Issue Series Z-1 (A+/Aa3)
10,000,000	1.500	08/01/2019	9,985,500
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE FGIC) (AA/Aa1)(d)
15,145,000	(3 Mo. LIBOR + 0.57%), 1.758	05/01/2037	14,569,490
Massachusetts State GO Bonds Consolidated Loan Series 2009 A (AA/Aa1)(a)
5,210,000	5.000	03/01/2019	5,370,937
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (AA+/Aa1)(d)
26,075,000	(3 Mo. LIBOR + 0.57%), 1.758	05/01/2037	25,211,135
Massachusetts State GO Refunding Bonds Series 2007 A (AA/Aa1)(d)
8,000,000	(3 Mo. LIBOR + 0.55%), 1.738	11/01/2025	8,003,520

			223,863,995

Michigan – 2.8%
Allen Park Public School District GO Refunding Bonds Series 2016 (Q-SBLF) (AA-/NR)
3,635,000	5.000	05/01/2021	3,962,295
Allendale Public School GO Refunding Bonds Series 2016 (Q-SBLF) (AA-/NR)
2,500,000	5.000	05/01/2022	2,778,775
1,275,000	5.000	11/01/2022	1,428,459
Detroit Michigan Sewage Disposal System RB Refunding Senior Lien Series 2004 A (AGM) (AA/A2)
3,015,000	5.250	07/01/2020	3,238,562

Municipal Bonds – (continued)
Michigan – (continued)
Detroit Michigan Sewage Disposal System RB Senior Lien RMKT 06/17/09 Series 2003 B (AGM) (AA/NR)(a)
1,800,000	7.500	07/01/2019	1,926,324
Macomb County Michigan L’anse Creuse Public Schools Unlimited Tax GO Refunding Bonds Series 2015 (Q-SBLF) (AA-/NR)
1,250,000	5.000	05/01/2020	1,326,975
Macomb County Michigan Roseville Community Schools Unlimited Tax GO Refunding Bonds Series 2014 (Q-SBLF) (AA-/NR)
365,000	5.000	05/01/2018	365,931
900,000	5.000	05/01/2019	929,808
Michigan Finance Authority Hospital Project RB Refunding Ascension Senior Credit Series 2016 E-1 (AA+/Aa2)(b)(c)
3,000,000	1.100	08/15/2019	2,970,570
Michigan Finance Authority Hospital RB Refunding for Beaumont Health Credit Group Series 2015 A (A/A1)
2,300,000	4.000	08/01/2020	2,409,434
3,635,000	5.000	08/01/2021	3,978,144
Michigan Finance Authority Hospital RB Refunding for Henry Ford Health System Series 2016 (A/A3)
200,000	5.000	11/15/2019	209,722
200,000	5.000	11/15/2020	214,794
500,000	5.000	11/15/2021	548,220
Michigan Finance Authority Local Government Loan Program RB for City of Detroit Distributable State Aid Fourth Lien Utgo Refunding Local Project Bonds Series 2016 C-3 (MUN GOVT GTD) (A-/Aa2)
3,500,000	5.000	04/01/2020	3,674,790
1,510,000	5.000	04/01/2021	1,619,158
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (A/NR)
500,000	3.400	10/01/2020	508,510
500,000	3.600	10/01/2021	512,725
500,000	3.800	10/01/2022	515,000
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System RB Refunding Local Project Bonds Senior Lien Series 2014 C-3 (AGM) (AA/A2)
5,125,000	5.000	07/01/2021	5,580,202

Michigan Finance Authority Local Government Loan Program
RB for Detroit Water and Sewerage Department Sewage
Disposal System RB Refunding Local Project Bonds Senior
Lien Series 2014 C-5 (NATL-RE FGIC) (A-/A3)

1,500,000	5.000	07/01/2018	1,511,895
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Senior Lien Series 2014 D-1 (AGM) (AA/A2)
3,165,000	5.000	07/01/2020	3,369,395
10,000,000	5.000	07/01/2021	10,888,200
9,225,000	5.000	07/01/2022	10,226,374
5,000,000	5.000	07/01/2023	5,628,950

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Michigan – (continued)

Michigan Finance Authority Local Government Loan Program
RB for Detroit Water and Sewerage Department Water Supply
System RB Refunding Local Project Bonds Senior Lien
Series 2014 D-3 (NATL-RE FGIC) (A-/A3)

$7,410,000	5.000%	07/01/2018	$7,468,761
5,000,000	5.000	07/01/2019	5,192,750
1,390,000	5.000	07/01/2020	1,478,196
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Series 2015 D-1 (A-/A3)
700,000	5.000	07/01/2019	726,985
375,000	5.000	07/01/2020	398,794
750,000	5.000	07/01/2021	815,385
Michigan Finance Authority Local Government Loan Program RB for Public Lighting Authority Local Project Bonds Series 2014 B (A-/NR)
1,400,000	4.000	07/01/2018	1,408,442
1,125,000	5.000	07/01/2019	1,169,921
1,200,000	5.000	07/01/2020	1,268,820
Michigan Finance Authority Local Government Loan Program RB Refunding for Regional Convention Facility Local Project Series 2014 H-1 (AA-/NR)
1,135,000	5.000	10/01/2018	1,153,591
825,000	5.000	10/01/2019	862,257
1,140,000	5.000	10/01/2020	1,188,211
Michigan Finance Authority RB Refunding for Unemployment Obligation Assessment Series 2012 B (AAA/Aaa)
4,085,000	5.000	01/01/2020	4,252,240
Michigan Flushing Community Schools Unlimited Tax GO Refunding Bonds Series 2015 (Q-SBLF) (NR/Aa1)
1,040,000	4.000	05/01/2019	1,064,523
500,000	4.000	05/01/2020	521,495
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Credit Group Series 2010 F-1 (AA+/Aa2)(b)(c)
3,050,000	2.000	05/30/2018	3,052,257
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Senior Credit Group RMKT 03/01/17 Series 2010 F-2 (AA+/Aa2)(b)(c)
2,600,000	1.900	04/01/2021	2,584,244
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Senior Credit Group RMKT 03/15/17 Series 2010 F-5 (AA+/Aa2)(b)(c)
4,400,000	2.400	03/15/2023	4,389,792
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project RMKT 09/01/16 Series 2008 ET-2 (A/Aa3)(b)(c)
2,000,000	1.450	09/01/2021	1,928,780
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project Series 1995 CC (A/Aa3)(b)(c)
4,000,000	1.450	09/01/2021	3,857,560
Pinckney Community Schools Livingston and Washtenaw County GO Refunding Bonds Series 2014 (Q-SBLF) (AA-/NR)
1,000,000	5.000	05/01/2018	1,002,440
2,475,000	5.000	05/01/2020	2,630,554

Municipal Bonds – (continued)
Michigan – (continued)
Rochester Community School District GO Refunding Bonds Series 2012 (Q-SBLF) (AA-/NR)
875,000	4.000	05/01/2018	876,733
700,000	4.000	05/01/2019	717,647
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2014 D (A/A1)
1,500,000	5.000	09/01/2019	1,566,135
St. Clair County Michigan East China School District 2015 School Bus GO Refunding Bonds Series I (Q-SBLF) (AA-/NR)
3,170,000	3.000	05/01/2019	3,211,083
University of Michigan General RB Series 2012 E (AAA/Aaa)(b)
4,000,000	(SIFMA Municipal Swap Index Yield + 0.27%, 12.00% Cap), 1.360	04/01/2022	4,000,000
Warren Consolidated School District Unlimited Tax GO Refunding Bonds Series 2016 B (BAM) (AA/NR)
1,625,000	4.000	05/01/2018	1,627,811
1,790,000	5.000	05/01/2019	1,849,679
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Refunding Bonds Series 2015 A (Q-SBLF) (AA-/NR)
1,420,000	4.000	05/01/2019	1,449,806
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Refunding Bonds Series 2016 A (Q-SBLF) (AA-/NR)
1,260,000	4.000	05/01/2020	1,307,880
1,000,000	5.000	05/01/2021	1,081,630
1,000,000	5.000	05/01/2022	1,101,230
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2012 A (A/A2)
1,270,000	5.000	12/01/2018	1,298,346
1,385,000	5.000	12/01/2019	1,459,278
Western Township Utilities Authority Sewage Disposal System Limited Tax RB for Series 2012 (MUN GOVT GTD) (AA/NR)
1,000,000	4.000	01/01/2019	1,016,700

			141,303,168

Minnesota – 0.9%
Circle Pines Minnesota Independent School District No. 012 GO Bonds Series 2015 A (SD CRED PROG) (AA+/NR)(e)
675,000	0.000	02/01/2021	633,191
Maple Grove Minnesota Health Care Facilities RB Refunding for Maple Grove Hospital Corporation Series 2017 (NR/Baa1)
500,000	4.000	05/01/2021	527,550
500,000	4.000	05/01/2022	532,695
500,000	5.000	05/01/2023	560,010
Minneapolis Minnesota Various Purpose GO Improvement Bonds Series 2016 (AAA/Aa1)
10,000,000	2.000	12/01/2020	10,051,600
Minnesota Higher Education Facilities Authority RB for University of St. Thomas Series 2013 7-U (NR/A2)
500,000	5.000	04/01/2018	500,000
Minnesota State Trunk Highway GO Bonds Series 2017 B (AA+/Aa1)
5,700,000	5.000	10/01/2021	6,302,832
5,700,000	5.000	10/01/2022	6,428,916

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Minnesota – (continued)
Minnesota State Various Purpose GO Refunding Bonds Series 2015 A (AA+/Aa1)
$9,800,000	5.000%	08/01/2021	$10,794,896
Minnesota State Various Purpose GO Refunding Bonds Series 2016 D (AA+/Aa1)
6,295,000	5.000	08/01/2021	6,934,068
University of Minnesota GO Bonds Series 2017 (AA/Aa1)
1,700,000	4.000	09/01/2019	1,756,440

			45,022,198

Mississippi – 0.1%
Mississippi State GO Refunding Bonds Series 2017 B (AA/Aa2)(b)
7,000,000	(1 Mo. LIBOR + 0.33%, 11.00% Cap), 1.592	09/01/2020	6,983,130

Missouri – 0.8%
Cape Girardeau County IDA Health Facilities RB Refunding for South Eastern Health Series 2017 A (BBB-/Baa3)
300,000	5.000	03/01/2019	307,284
325,000	5.000	03/01/2020	340,685
400,000	5.000	03/01/2021	426,044
Missouri Health & Educational Facilities Authority RB Refunding Series 1996 C (AA+/Aa1)(b)(c)
1,000,000	1.610	04/02/2018	1,000,000
Missouri Health & Educational Facilities Authority RB Series 2003 B (AA+/Aa1)(b)(c)
7,000,000	1.650	04/02/2018	7,000,000
Missouri State Development Finance Board Infrastructure Facilities Leasehold Improvement and RB Refunding for City of Independence Electric System Projects Series 2012 F (A/NR)
1,180,000	4.000	06/01/2018	1,184,389
960,000	4.000	06/01/2019	983,693
1,000,000	4.000	06/01/2020	1,034,540
Missouri State Highways and Transportation Commission Second Lien GO Refunding State Road Bonds Series 2014 B (AAA/Aa1)
24,275,000	5.000	05/01/2019	25,158,367
St. Louis Airport RB Refunding for Lambert St. Louis International Airport Series 2013 (A-/A3)
765,000	5.000	07/01/2018	771,166
St. Louis County Rockwood School District GO Refunding Bonds Series 2017 (AAA/NR)
3,995,000	5.000	02/01/2021	4,345,801

			42,551,969

Montana – 0.3%
City of Billings RB for Sewer System Series 2017 (AA+/Aa3)
275,000	4.000	07/01/2019	282,923
240,000	4.000	07/01/2020	251,611
210,000	4.000	07/01/2021	223,465
310,000	5.000	07/01/2022	346,983
Forsyth Montana Pollution Control RB Refunding for Northwestern Corp. Colstrip Project Series 2016 (A-/A2)
8,750,000	2.000	08/01/2023	8,453,112
Gallatin County High School District No. 7 GO Bonds for School Building Series 2017 A (NR/Aa2)
345,000	4.000	12/01/2019	357,820
400,000	4.000	06/01/2020	419,172

Municipal Bonds – (continued)
Montana – (continued)
Gallatin County High School District No. 7 GO Bonds for School Building Series 2017 A (NR/Aa2) – (continued)
500,000	4.000	12/01/2020	528,580
645,000	4.000	06/01/2021	686,557
510,000	4.000	12/01/2021	546,761
260,000	5.000	06/01/2022	290,545
445,000	5.000	12/01/2022	502,005
Montana State Department of Transportation Refunding Grant Anticipation Notes for Highway 93 Advance Construction Project-Garvees Series 2012 (AA/A2)
1,750,000	3.000	06/01/2018	1,754,113
800,000	4.000	06/01/2018	803,160

			15,446,807

Nebraska – 0.5%
City of Lincoln Electric System RB Refunding Series 2012 (AA/NR)
2,615,000	5.000	09/01/2021	2,880,579
Gas Supply RB Refunding for Central Plains Energy Project Series 2014 (NR/A1)(b)(c)
20,000,000	5.000	12/01/2019	20,958,200
Lincoln County Hospital Authority No. 1 RB Refunding for Great Plains Regional Medical Center Project Series 2012 (A-/NR)
750,000	4.000	11/01/2019	774,480
690,000	4.000	11/01/2020	719,539

			25,332,798

Nevada – 1.1%
Clark County Pollution Control RB Refunding for Nevada Power Company Project Series 2017 (A+/A2)(b)(c)
1,850,000	1.600	05/21/2020	1,828,873
Clark County School District Limited Tax GO Refunding Bonds Series 2015 B (AA-/A1)
11,900,000	5.000	06/15/2018	11,980,087
10,300,000	5.000	06/15/2019	10,678,010
Las Vegas Valley Nevada Water District GO Refunding Bonds Series 2018 B (AA+/Aa1)
9,010,000	5.000	06/01/2021	9,865,680
Nevada State Limited Tax GO Refunding Bonds for Capital Improvement Series 2015 D (AA/Aa2)
18,085,000	5.000	04/01/2021	19,726,033

			54,078,683

New Hampshire – 1.0%
New Hampshire Business Finance Authority RB for Pollution Control Project Series 2001 A (AMT) (NATL-RE) (AA-/A1)(c)
50,475,000	3.046	05/01/2021	50,475,000
New Hampshire State Business Finance Authority RB for Waste Management, Inc. Series 2003 (AMT) (A-/NR)(b)(c)
1,200,000	2.125	06/01/2018	1,200,096

			51,675,096

New Jersey – 6.5%
Atlantic City New Jersey Tax Appeal Refunding Bonds Series 2017 A (BAM) (ST AID WITHHLDG) (AA/Baa1)
220,000	5.000	03/01/2020	231,293
500,000	5.000	03/01/2023	549,890

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New Jersey – (continued)
Burlington County New Jersey GO Bonds Series 2015 A (AA/Aa2)
$1,080,000	2.000%	05/01/2018	$1,080,421
1,275,000	2.000	05/01/2019	1,280,419
East Brunswick Township Board of Education Refunding Bonds Series 2012 (SCH BD RES FD) (NR/Aa2)
1,130,000	4.000	11/01/2018	1,145,718
1,300,000	5.000	11/01/2019	1,366,287
Hudson County New Jersey GO Refunding Bonds Series 2015 (AGM) (AA/Aa3)
700,000	4.000	02/15/2019	713,475
725,000	4.000	02/15/2020	753,319
1,025,000	4.000	02/15/2021	1,082,410
Mercer County New Jersey GO Bonds Series 2015 (AA+/NR)
2,355,000	0.050	02/01/2019	2,321,912
Mercer County New Jersey GO Bonds Series 2016 (AA+/NR)
2,000,000	1.500	07/15/2021	1,969,600
Middlesex County New Jersey GO Bonds for General Improvements Series 2016 (AAA/NR)
4,675,000	3.000	01/15/2020	4,785,377
Morris County Improvement Authority RB Refunding for Governmental Loan Series 2015 (CNTY GTD) (AAA/Aaa)
4,000,000	3.000	05/01/2019	4,061,280
New Jersey Economic Development Authority RB for Provident Group - Kean Properties L.L.C. - Kean University Student Housing Project Series 2017 A (BBB-/NR)
180,000	4.000	07/01/2021	188,588
220,000	4.000	01/01/2022	230,514
225,000	4.000	07/01/2022	236,464
270,000	4.000	01/01/2023	283,556
275,000	4.000	07/01/2023	289,198
320,000	4.000	01/01/2024	334,691
325,000	4.000	07/01/2024	339,973
New Jersey Economic Development Authority RB for School Facilities Construction Bonds Series 2011 GG (ETM) (ST APPROP) (NR/Baa1)(a)
4,485,000	5.000	09/01/2019	4,684,672
New Jersey Economic Development Authority RB for School Facilities Construction Series 2017 DDD (BBB+/Baa1)
500,000	5.000	06/15/2019	516,355
600,000	5.000	06/15/2020	631,368
New Jersey Economic Development Authority RB Refunding for Provident Group - Montclair Properties L.L.C. - Montclair University Student Housing Project Series 2017 (AGM) (AA/A2)
1,835,000	4.000	06/01/2021	1,937,595
1,000,000	4.000	06/01/2022	1,063,380
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2013 I (ST APPROP) (BBB+/Baa1)(d)
13,315,000	(SIFMA Municipal Swap Index Yield + 1.25%), 2.830	09/01/2025	12,990,247
New Jersey Educational Facilities Authority RB for Rider University Series 2012 A (BBB-/Baa2)
1,265,000	4.000	07/01/2018	1,269,693

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Educational Facilities Authority RB Refunding for New Jersey City University Series 2016 D (AGM) (AA/A2)
2,150,000	3.000	07/01/2020	2,202,159
2,210,000	3.000	07/01/2021	2,274,134
New Jersey Educational Facilities Authority RB Refunding for Stevens Institute of Technology Series 2017 A (A-/NR)
630,000	4.000	07/01/2018	633,408
315,000	5.000	07/01/2019	327,181
315,000	5.000	07/01/2020	336,061
485,000	5.000	07/01/2021	528,873
440,000	5.000	07/01/2022	488,330
New Jersey Health Care Facilities Financing Authority RB for Princeton Healthcare System Issue Series 2016 A (BBB/Baa2)
750,000	5.000	07/01/2021	813,180
New Jersey Health Care Facilities Financing Authority RB Refunding for Barnabas Health Series 2012 A (A+/A1)
400,000	5.000	07/01/2018	403,272
New Jersey Health Care Facilities Financing Authority RB Refunding for Robert Wood Johnson University Hospital Series 2010 (NR/WR)(a)
5,000,000	5.000	01/01/2020	5,267,250
New Jersey Health Care Facilities Financing Authority RB Refunding for Trinitas Regional Medical Center Series 2017 A (BBB/Baa2)
4,300,000	5.000	07/01/2018	4,328,982
1,530,000	5.000	07/01/2019	1,580,536
1,000,000	5.000	07/01/2020	1,059,600
1,000,000	5.000	07/01/2021	1,082,280
1,240,000	5.000	07/01/2022	1,365,104
New Jersey State GO Refunding Bonds Series 2016 T (A-/A3)
7,515,000	5.000	06/01/2018	7,555,581
New Jersey State Transit Corp. Refunding Grant Anticipation Notes Series 2014 A (A/A3)
7,500,000	5.000	09/15/2018	7,592,700
New Jersey State Turnpike Authority RB Refunding Series 2014 C (A+/A2)
22,000,000	5.000	01/01/2020	23,210,880
New Jersey State Turnpike Authority RB Refunding Series 2017 C-1 (A+/A2)(d)
1,290,000	(1 Mo. LIBOR + 0.34%, 8.00% Cap), 1.658	01/01/2021	1,291,793
New Jersey State Turnpike Authority RB Refunding Series 2017 C-2 (A+/A2)(d)
5,000,000	(1 Mo. LIBOR + 0.48%, 8.00% Cap), 1.798	01/01/2022	5,011,350
New Jersey State Turnpike Authority RB Refunding Series 2017 C-3 (A+/A2)(d)
15,565,000	(1 Mo. LIBOR + 0.60%, 8.00% Cap), 1.918	01/01/2023	15,568,113
New Jersey State Turnpike Authority RB Series 2012 B (A+/A2)
10,000,000	5.000	01/01/2019	10,245,800
New Jersey State Turnpike Authority RB Series 2013 A (NR/NR)(a)
5,930,000	5.000	07/01/2022	6,645,158

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB+/Baa1)(e)
$5,000,000	0.000%	12/15/2028	$3,135,200
New Jersey Transportation Trust Fund Authority RB for Federal Highway Reimbursement Notes Subseries 2016 A-2 (A+/Baa1)
20,000,000	5.000	06/15/2029	20,114,200
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2012 AA (ST APPROP) (BBB+/Baa1)
2,945,000	5.000	06/15/2019	3,041,331
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (BBB+/Baa1)
10,000,000	5.000	06/15/2021	10,681,200
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB+/Baa1)
1,000,000	5.000	06/15/2021	1,068,120
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 A (BBB+/Baa1)
15,550,000	5.250	12/15/2020	16,617,197
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AMBAC) (BBB+/Baa1)(e)
10,000,000	0.000	12/15/2025	7,321,600
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (BBB+/Baa1)(e)
15,000,000	0.000	12/15/2027	10,041,900
14,390,000	0.000	12/15/2030	8,320,874
5,000,000	0.000	12/15/2031	2,750,650
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2010 D (BBB+/Baa1)
3,015,000	5.000	12/15/2023	3,298,862
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2013 A (BBB+/Baa1)
2,010,000	4.000	06/15/2018	2,017,758
1,485,000	5.000	06/15/2020	1,562,636
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (BBB+/Baa1)
5,115,000	5.000	06/15/2023	5,461,797
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2013 A (BBB+/Baa1)
6,235,000	5.000	12/15/2019	6,516,011
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation Systems Series 2010 D (BBB+/Baa1)
26,545,000	5.250	12/15/2023	29,387,704
New Jersey Transportation Trust Fund Authority RB Subseries 2016 A-1 & Subseries A-2 (A+/Baa1)
11,250,000	5.000	06/15/2023	12,302,663
8,560,000	5.000	06/15/2030	8,608,878
23,985,000	5.000	06/15/2031	24,121,954
Plainsboro Township GO General Improvement Bonds Series 2016 (AAA/NR)
1,000,000	2.000	08/01/2022	998,340
Township of Old Bridge GO Bonds Series 2017 (NR/Aa1)
2,600,000	2.000	04/01/2019	2,610,998

Municipal Bonds – (continued)
New Jersey – (continued)
Union County New Jersey GO Bonds Series B (AA+/Aaa)
1,240,000	3.000	03/01/2019	1,256,194
Union County New Jersey GO Refunding Bonds Series B (ETM) (NR/NR)(a)
25,000	3.000	03/01/2019	25,299

			327,410,786

New Mexico – 1.3%
City of Albuquerque General Purpose GO Bonds Series 2018 A (AAA/Aa2)(g)
6,480,000	5.000	07/01/2019	6,739,006
6,480,000	5.000	07/01/2020	6,942,737
6,480,000	5.000	07/01/2021	7,119,770
5,480,000	5.000	07/01/2022	6,144,669
Farmington City PCRB Refunding for Public Service Co. of New Mexico San Juan & Four Corners Projects Series 2016 A (BBB+/Baa2)(b)(c)
4,000,000	1.875	10/01/2021	3,926,040
Farmington City PCRB Refunding for Public Servicing Co. of New Mexico San Juan & Four Corners Projects Series 2016 B (BBB+/Baa2)(b)(c)
11,000,000	1.875	10/01/2021	10,796,610
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project RMKT 06/01/17 Series 2017 B (BBB+/Baa2)(b)(c)
3,750,000	2.125	06/01/2022	3,688,875
New Mexico Finance Authority Senior Lien Public Project Revolving Fund RB Series 2017 E (AAA/Aa1)
2,550,000	5.000	06/01/2020	2,726,078
2,885,000	5.000	06/01/2021	3,163,662
New Mexico Severance Tax RB Series 2017 A (AA-/Aa2)
1,830,000	5.000	07/01/2019	1,905,615
New Mexico State GO Refunding Bonds Series 2017 B (AA/Aa1)
9,485,000	5.000	03/01/2021	10,333,433

			63,486,495

New York – 11.5%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (BBB-/Baa3)
1,250,000	5.000	07/15/2021	1,361,487
500,000	5.000	07/15/2022	554,535
500,000	5.000	07/15/2023	562,805
City of Yonkers New York School GO Refunding Bonds Series 2014 A (AGM) (AA/A2)
2,890,000	5.000	09/01/2018	2,928,235
3,135,000	5.000	09/01/2019	3,270,965
City of Yonkers New York School GO Refunding Bonds Series 2017 C (BAM) (AA/A2)
2,275,000	5.000	10/01/2024	2,619,890
Metropolitan Transportation Authority RB Refunding RMKT 11/01/16 Subseries 2012 G-3 (A+/A1)(b)
20,000,000	(1 Mo. LIBOR + 0.70%, 9.00% Cap), 1.962	02/01/2020	20,120,200
Metropolitan Transportation Authority RB Refunding Series 2008 B-4 (A+/A1)(b)(c)
20,725,000	5.000	11/15/2019	21,766,431

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New York – (continued)
Metropolitan Transportation Authority RB Refunding Series 2016 C-2B (A+/A1)(b)(c)
$13,675,000	5.000%	02/15/2020	$14,422,749
Metropolitan Transportation Authority RB Refunding Subseries 2012 G-4 (A+/A1)(b)
27,065,000	(1 Mo. LIBOR + 0.55%, 9.00% Cap), 1.812	11/01/2022	26,858,765
Metropolitan Transportation Authority RB Series 2011 B (A+/A1)(b)
26,625,000	(1 Mo. LIBOR + 0.55%, 9.00% Cap), 1.812	11/01/2022	26,422,117
Metropolitan Transportation Authority RB Series 2018 A-1 (SP-1+/MIG1)
54,235,000	4.000	08/15/2019	55,937,979
Metropolitan Transportation Authority RB Subseries 2014 D-2 (A+/A1)(b)
15,000,000	(SIFMA Municipal Swap Index Yield + 0.45%, 9.00% Cap), 2.030	11/15/2022	14,975,700
New York City GO Bonds Fiscal 2006 Series H Subseries H2 (AA/Aa2)(b)(c)
2,500,000	1.580	04/02/2018	2,500,000
New York City GO Bonds Fiscal 2015 Series F Subseries F6 (AA/Aa2)(b)(c)
1,850,000	1.580	04/02/2018	1,850,000
New York City GO Bonds Series 2014 J (AA/Aa2)
52,045,000	5.000	08/01/2018	52,626,343
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2011 Subseries DD-2 (AA+/Aa1)(b)(c)
3,480,000	1.580	04/02/2018	3,480,000
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2015 Subseries BB4 (AA+/Aa1)(b)(c)
4,935,000	1.600	04/02/2018	4,935,000
New York City Transitional Finance Authority RB for New York City Recovery Project 2002 Subseries 1-C (AAA/Aa1)(b)(c)
430,000	1.580	04/02/2018	430,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Subseries C-4 (AAA/Aa1)(b)(c)
3,000,000	1.580	04/02/2018	3,000,000
New York City Transitional Finance Authority RB Refunding for Future Tax Fiscal 2013 Series 2012 E (AAA/Aa1)
3,775,000	5.000	11/01/2022	4,257,407
New York Housing Development Corp. Multi-Family Mortgage RB for Sustainable Neighborhood Bonds Series 2017 Class G-2 (AA+/Aa2)(b)(c)
4,870,000	2.000	12/31/2021	4,857,728
New York State Dormitory Authority General Purpose Personal Income Tax RB Refunding Series 2016 D (AAA/Aa1)
7,790,000	5.000	02/15/2022	8,661,389
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 D (AAA/Aa1)
1,880,000	4.000	02/15/2020	1,958,377
1,885,000	4.000	02/15/2021	1,999,250

Municipal Bonds – (continued)
New York – (continued)
New York State Dormitory Authority Personal Income Tax RB Series 2017 A (NR/NR)(a)
14,225,000	5.000	02/15/2019	14,626,856
New York State Dormitory Authority RB Refunding for Long Island University Series 2012 A (BBB/Baa2)
3,665,000	5.000	09/01/2018	3,713,818
New York State Dormitory Authority Sales Tax RB Series 2017 A (AAA/Aa1)
1,185,000	5.000	03/15/2023	1,345,153
New York State Dormitory Authority State Sales Tax RB Series 2015 B (AAA/Aa1)
30,000,000	5.000	03/15/2021	32,736,900
New York State Energy Research & Development Authority Facilities RB Refunding for Consolidated Edison Co. Subseries 1999 A-2 (AMT) (AMBAC) (A-/A2)(c)
70,250,000	2.423	05/01/2034	67,437,190
New York State Energy Research & Development Authority PCRB for Mohawk Power Corp. RMKT 05/01/03 Series 1985 B (AMBAC) (A/Aa3)(c)
140,000	4.692	12/01/2025	140,000
New York State Energy Research & Development Authority PCRB for Mohawk Power Corp. RMKT 05/01/03 Series 2003 C (AMBAC) (A/Aa3)(c)
565,000	4.692	12/01/2025	565,000
New York State Energy Research & Development Authority PCRB for Mohawk Power Corp. Series 2004 A (XLCA) (A/Aa3)(c)
20,000	4.708	07/01/2029	20,000
New York State Energy Research & Development Authority PCRB RMKT 05/01/03 Series 1987 A (AMBAC) (A/Aa3)(c)
2,250,000	3.900	03/01/2027	2,250,000
New York State Energy Research & Development Authority Pollution Control RB for Rochester Gas & Electric Corp. Series (NATL-RE) (A-/A3)(b)(c)
6,550,000	2.534	08/01/2032	6,124,512
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A-/A2)(c)
27,750,000	2.244	07/01/2034	26,640,555
New York State Thruway Authority Junior Indebtedness RB Series 2013 A (A-/A3)
29,525,000	5.000	05/01/2019	30,570,480
New York State Urban Development Corp. General Purpose Personal Income Tax RB Refunding Series 2014 A (AAA/Aa1)
20,000,000	5.000	03/15/2020	21,248,600
New York State Urban Development Corp. General Purpose Personal Income Tax RB Refunding Series 2015 A (AAA/Aa1)
28,510,000	5.000	03/15/2021	31,093,576
New York Transportation Development Corp. Special Facility RB Refunding for Terminal One Group Association L.P. Project Series 2015 (AMT) (A-/Baa1)
4,800,000	5.000	01/01/2020	5,052,288
2,000,000	5.000	01/01/2021	2,149,400
Niagara Frontier Transportation Authority RB Refunding for Buffalo International Airport Series 2014 B (BBB+/Baa1)
670,000	4.000	04/01/2018	670,000
300,000	5.000	04/01/2019	309,903

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New York – (continued)
Oyster Bay Public Improvement GO Refunding Bonds Series 2018 (NR/Baa3)(g)
$9,385,000	4.000%	02/15/2021	$9,787,335
Rockland County GO Bonds Series 2014 A (AGM) (AA/A2)
2,250,000	5.000	03/01/2019	2,316,803
3,000,000	5.000	03/01/2020	3,164,400
Rockland County New York GO Refunding Bonds Series 2014 (BAM) (AA/A2)
1,500,000	3.000	02/15/2019	1,515,525
635,000	3.000	02/15/2020	647,744
Suffolk County New York GO Bonds for Public Improvement Series 2016 B (BAM) (AA/NR)
3,545,000	2.000	10/15/2019	3,557,797
5,105,000	2.000	10/15/2020	5,102,499
5,200,000	2.000	10/15/2021	5,180,604
Suffolk County New York GO Refunding Serial Bonds Series 2017 A (AGM) (AA/NR)
7,035,000	4.000	02/01/2023	7,551,721
Suffolk County New York GO Refunding Serial Bonds Series 2017 B (AGM) (AA/NR)
6,360,000	4.000	10/15/2023	6,874,015
Suffolk Tobacco Asset Securitization Corp. RB Tobacco Settlement Asset-Backed Bonds Series 2012 B (A/NR)
490,000	4.000	06/01/2018	492,176
575,000	5.000	06/01/2019	598,748
620,000	5.000	06/01/2020	665,272
TSASC Inc., Tobacco Settlement RB Senior Series 2017 A (A/NR)
2,000,000	5.000	06/01/2020	2,123,180
1,000,000	5.000	06/01/2021	1,085,020
TSASC Inc., Tobacco Settlement RB Subordinated Series 2017 B (BBB+/NR)
1,000,000	5.000	06/01/2020	1,061,150
Utility Debt Securitization Authority Restructuring RB Series 2017 (AAA/Aaa)
2,325,000	5.000	12/15/2025	2,666,519

			583,442,091

North Carolina – 0.8%
County of Mecklenburg GO Refunding Bonds Series 2011 C (AAA/Aaa)
7,980,000	5.000	12/01/2019	8,416,107
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2012 B (ETM) (AAA/WR)(a)
4,900,000	5.000	01/01/2019	5,022,696
North Carolina Eastern Municipal Power Agency Power System RB Series 2012 A (ETM) (AAA/WR)(a)
2,000,000	3.000	01/01/2019	2,020,600
1,000,000	5.000	01/01/2019	1,025,040
North Carolina Medical Care Commission Health Care Facilities RB Refunding for Wake Forest Baptist Obligated Group Series 2012 B (A/A2)
1,375,000	5.000	12/01/2018	1,404,398
North Carolina State Capital Improvement RB Series 2011 A (ST APPROP) (AA+/Aa1)(a)
10,745,000	5.000	05/01/2020	11,468,031

Municipal Bonds – (continued)
North Carolina – (continued)
North Carolina State Capital Improvement RB Series 2011 A (ST APPROP) (AA+/Aa1)(a) – (continued)
10,000,000	5.250	05/01/2020	10,723,700

			40,080,572

Ohio – 1.1%
American Municipal Power, Inc., RB for Hydroelectric Projects Series 2009 C (A/A2)(a)
4,000,000	5.000	02/15/2020	4,239,160
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
13,740,000	5.125	06/01/2024	13,448,163
3,415,000	5.375	06/01/2024	3,373,405
Cleveland Airport Various Purpose GO Refunding Bonds Series 2015 (AA+/A1)
1,455,000	5.000	12/01/2020	1,573,044
County of Franklin Hospital Facilities RB Refunding Series 2011 B (AA+/Aa2)(b)(c)
11,490,000	4.000	11/01/2018	11,633,855
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (BBB-/Baa3)
1,750,000	5.000	02/15/2023	1,897,420
3,000,000	5.000	02/15/2024	3,281,610
1,500,000	5.000	02/15/2025	1,651,605
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB-/NR)
415,000	4.000	01/01/2019	420,723
435,000	4.000	01/01/2020	447,637
New Albany Community Authority RB Refunding Series 2012 C (NR/Aa3)
800,000	4.000	10/01/2018	809,576
Northmont City School District School Improvement GO Bonds Series 2012 A (SD CRED PROG) (NR/Aa2)(a)
3,500,000	5.000	11/01/2021	3,879,925
Ohio State Highway Capital Improvement GO Bonds Series 2012 Q (AAA/Aa1)(a)
1,685,000	5.000	05/01/2022	1,884,790
Ohio State Third Frontier Research & Development GO Bonds Series 2013 A (AA+/Aa1)(a)
7,400,000	4.000	05/01/2021	7,882,924
University of Akron General Receipts Bonds Series 2015 A (AA-/A1)
1,100,000	4.000	01/01/2019	1,118,777
University of Toledo General Receipts RB Series 2011 B (A/A1)(a)
355,000	5.000	06/01/2021	389,634

			57,932,248

Oklahoma – 0.8%
Edmond Public Works Authority Sales Tax and Utility System RB Series 2017 (AA-/NR)
1,000,000	3.000	07/01/2020	1,025,370
2,000,000	3.000	07/01/2021	2,063,120
1,295,000	3.000	07/01/2022	1,338,331
Oklahoma County Independent School District No. 1 Combined Purpose GO Bonds for Putnam City Board of Education District Series 2016 (A+/NR)
3,585,000	2.000	01/01/2019	3,593,425
2,900,000	2.000	01/01/2021	2,897,651

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Oklahoma – (continued)
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds for Edmond School District Series 2017 (AA+/NR)
$4,250,000	2.000%	08/01/2019	$4,271,080
4,800,000	2.000	08/01/2020	4,816,272
4,900,000	2.000	08/01/2022	4,871,727
Oklahoma County Independent School District No. 89 GO Bonds Series 2015 (AA/Aa3)
6,200,000	3.000	07/01/2019	6,299,510
Oklahoma Development Finance Authority Health System RB for OU Medicine Project 2018 B (BB+/Baa3)(g)
500,000	5.000	08/15/2022	547,675
500,000	5.000	08/15/2023	553,890
500,000	5.000	08/15/2024	558,445
Oklahoma Turnpike Authority RB Refunding Second Senior Series 2017 D (AA-/Aa3)
2,745,000	4.000	01/01/2023	2,967,674
Tulsa County Independent School District No. 3 GO Bonds Series 2017 (AA/NR)
5,800,000	2.000	04/01/2020	5,807,888

			41,612,058

Oregon – 1.3%
Forest Grove Oregon Student Housing RB Refunding for Oak Tree Foundation Project Series 2017 (BBB-/NR)
300,000	4.000	03/01/2019	306,372
995,000	4.000	03/01/2021	1,045,506
385,000	5.000	03/01/2023	424,532
200,000	5.000	03/01/2024	221,972
200,000	5.000	03/01/2025	222,944
Lane County Oregon Springfield School District No. 19 GO Refunding Bonds Series 2015 (SCH BD GTY) (AA+/Aa1)(e)
3,740,000	0.000	06/15/2020	3,589,166
3,780,000	0.000	06/15/2021	3,547,908
Oregon Coast Community College District GO Refunding Bonds Series 2012 (SCH BD GTY) (NR/Aa1)
1,165,000	2.000	06/15/2018	1,166,305
1,445,000	3.000	06/15/2019	1,469,623
Oregon State GO Refunding Bonds for Oregon University System Series 2012 B (AA+/Aa1)
1,120,000	3.000	08/01/2018	1,125,600
Portland Oregon Community College District GO Bonds Series 2018 (AA+/Aa1)(g)
3,500,000	4.000	06/15/2019	3,600,835
10,240,000	4.000	06/15/2020	10,750,157
12,520,000	4.000	06/15/2021	13,359,716
Portland Oregon Community College District GO Refunding Bonds Series 2016 (AA+/Aa1)
1,500,000	5.000	06/15/2020	1,607,085
1,900,000	5.000	06/15/2021	2,086,314
2,300,000	5.000	06/15/2022	2,579,519
Portland Oregon Sewer System RB Refunding Second Lien Series 2016 B (AA-/Aa2)
6,960,000	5.000	06/15/2022	7,799,933
Portland Oregon Water System RB Refunding First Lien Series 2016 A (NR/Aaa)
10,845,000	5.000	04/01/2019	11,216,116

Municipal Bonds – (continued)
Oregon – (continued)
Portland Oregon Water System RB Refunding First Lien Series 2016 A (NR/Aaa) – (continued)
2,130,000	5.000	04/01/2022	2,380,232

			68,499,835

Pennsylvania – 4.7%
Abington School District GO Bonds Series 2017 (ST AID WITHHLDG) (AA/NR)
1,375,000	5.000	10/01/2021	1,513,064
1,950,000	5.000	10/01/2022	2,185,092
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB-/NR)
750,000	5.000	09/01/2018	758,932
Allentown School District GO Refunding Series 2016 (AGM) (ST AID WITHHLDG) (AA/NR)
500,000	2.000	02/15/2019	501,625
Bethlehem Area School District Authority School RB Refunding for Bethlehem Area School District Refunding Project Series 2018 (ST AID WITHHLDG) (NR/A1)(b)(g)
6,000,000	(1 Mo. LIBOR + 0.48%, 10.00% Cap), 0.000	11/01/2021	5,975,400
Butler County Hospital Authority RB for Health System Project Series 2015 A (A-/Baa1)
1,265,000	3.000	07/01/2018	1,267,631
310,000	3.000	07/01/2019	312,830
265,000	4.000	07/01/2020	275,089
1,000,000	4.000	07/01/2021	1,050,580
Chester County Downingtown Area School District GO Bonds Series 2010 (ST AID WITHHLDG) (NR/Aaa)(b)
5,000,000	(SIFMA Municipal Swap Index Yield + 0.70%, 12.00% Cap), 2.280	05/01/2019	5,010,250
Chester County IDA RB for University Student Housing, LLC Project at West Chester University Series 2013 A (NR/Baa3)
530,000	3.000	08/01/2018	530,684
City of Philadelphia GO Bonds Series 2016 F (ST AID WITHHLDG) (A+/A2)
1,000,000	5.000	09/01/2019	1,043,520
4,000,000	5.000	09/01/2020	4,276,160
4,000,000	5.000	09/01/2021	4,357,800
City of Philadelphia GO Bonds Series 2017 (A/A2)
4,500,000	5.000	08/01/2019	4,689,810
Coatesville School District GO Refunding Bonds Series 2017 (AGM) (ST AID WITHHLDG) (AA/A2)
325,000	4.000	08/01/2020	338,949
1,270,000	5.000	08/01/2021	1,383,043
1,125,000	5.000	08/01/2022	1,246,477
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (A/A1)
950,000	5.000	06/01/2020	1,005,812
2,250,000	5.000	06/01/2023	2,479,433
Cumberland County Municipal Authority RB Refunding for Diakon Lutheran Social Ministries Project Series 2015 (BBB+/NR)
535,000	4.000	01/01/2019	542,057
1,000,000	4.000	01/01/2020	1,028,880

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Pennsylvania – (continued)
Lehigh County Industrial Development Authority PCRB Refunding for PPL Electric Utilities Corp. Project RMKT 08/15/17 Series 2016 B (A/A1)(b)(c)
$9,000,000	1.800%	08/15/2022	$8,657,280
Montgomery County Higher Education and Health Authority RB Refunding for Holy Redeemer Health System Series 2014 A (BBB/Baa3)
1,000,000	4.000	10/01/2018	1,008,510
1,000,000	4.000	10/01/2019	1,024,090
Montgomery County IDA Pollution Control RB Refunding for PECO Energy Company Project Series 1999 B (BBB/Baa2)(b)(c)
30,425,000	2.500	04/01/2020	30,484,024
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2004 A (A-/NR)(b)(c)
1,750,000	1.500	05/01/2018	1,749,493
Pennsylvania Economic Development Financing Authority Unemployment Compensation RB Series 2012 B (AA+/Aaa)
16,335,000	5.000	07/01/2020	17,005,878
Pennsylvania Higher Educational Facilities Authority RB for LA Salle University Series 2012 (BBB-/NR)
415,000	5.000	05/01/2018	415,942
360,000	5.000	05/01/2019	371,063
Pennsylvania Higher Educational Facilities Authority RB for LA Salle University Series 2012 (ETM) (NR/NR)(a)
750,000	5.000	05/01/2018	752,017
640,000	5.000	05/01/2019	661,754
Pennsylvania State Commonwealth GO Bonds Second Series 2015 (A+/Aa3)
2,175,000	5.000	08/15/2020	2,324,531
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2015 (A+/Aa3)
8,115,000	5.000	08/15/2020	8,672,906
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2016 (A+/Aa3)
14,000,000	5.000	09/15/2019	14,650,580
13,670,000	5.000	09/15/2020	14,638,793
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2017 (A+/Aa3)
33,455,000	5.000	01/01/2023	37,189,582
Pennsylvania State Commonwealth GO Refunding Bonds Second Series 2010 A (A+/Aa3)(a)
7,520,000	5.000	05/01/2020	8,026,021
Pennsylvania State Commonwealth GO Refunding Bonds Second Series 2016 (A+/Aa3)
4,500,000	5.000	01/15/2022	4,937,670
Pennsylvania State GO Bonds First Refunding Series 2015 (AGM) (AA/Aa3)
5,000,000	5.000	08/15/2022	5,557,700
Pennsylvania Turnpike Commission RB Series 2014 B-1 (A/A1)(d)
7,000,000	(SIFMA Municipal Swap Index Yield + 0.88%, 12.00% Cap), 2.460	12/01/2020	7,082,180

Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania Turnpike Commission RB Subordinate Series 2009 B (A-/A3)(a)
$10,000,000	5.750%	06/01/2019	$10,468,200
Pennsylvania Turnpike Commission RB Subordinate Series 2015 B (A-/A3)(a)
1,400,000	5.000	12/01/2020	1,516,242
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (BBB-/Ba1)
500,000	5.000	07/01/2019	515,205
1,000,000	5.000	07/01/2020	1,051,290
1,250,000	5.000	07/01/2021	1,335,875
2,000,000	5.000	07/01/2022	2,163,180
Pittsburgh & Allegheny County Sports & Exhibition Authority RB for Parking System Series 2017 (A-/NR)
530,000	4.000	12/15/2019	548,518
365,000	4.000	12/15/2020	383,495
600,000	4.000	12/15/2021	637,722
280,000	5.000	12/15/2022	312,032
Pittsburgh Water & Sewer Authority First Lien RB Refunding Series 2017 C (AGM) (AA/A2)(b)
10,000,000	(1 Mo. LIBOR + 0.64%, 12.00% Cap), 1.820	12/01/2020	10,008,400
Scranton School District GO Refunding Bonds Series 2017 A (ST AID WITHHLDG) (A+/A2)
350,000	4.000	06/01/2018	350,956
500,000	5.000	06/01/2019	514,780
645,000	5.000	06/01/2020	677,308
680,000	5.000	06/01/2021	725,784

			238,192,119

Puerto Rico – 1.4%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CC/Ca)
7,285,000	5.000	07/01/2019	5,764,256
Puerto Rico Commonwealth Public Improvement GO Refunding Bonds Series 2002 A (FGIC) (D/WR)(h)
772,500	5.500	07/01/2017	596,756
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(d)
46,695,000	(3 Mo. LIBOR + 0.52%), 2.069	07/01/2029	40,858,125
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (D/Ca)(d)(h)
25,850,000	(3 Mo. LIBOR + 0.70%), 2.249	07/01/2031	9,661,438
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2002 C (COMWLTH GTD) (CC/WR)
654,385	5.500	07/01/2016	287,930
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (COMWLTH GTD) (NR/Ca)(c)
1,000,000	10.000	07/01/2035	1,046,490

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (COMWLTH GTD) (NR/Ca)(b)(h)
$10,835,000	10.000%	07/01/2034	$4,767,400
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (D/Ca)(h)
5,000,000	5.500	08/01/2028	1,175,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (D/Ca)(h)
8,000,000	5.500	08/01/2021	1,880,000
10,000,000	5.500	08/01/2022	2,350,000
19,315,000	5.500	08/01/2023	4,539,025

			72,926,420

Rhode Island – 0.4%
Providence GO Bonds Series 2013 A (A-/Baa1)
1,545,000	5.000	01/15/2019	1,583,980
Providence Public Building Authority RB for Capital Improvement Program Project Series 2017 A (BBB-/Baa2)
150,000	3.000	09/15/2018	150,573
250,000	4.000	09/15/2019	256,167
200,000	5.000	09/15/2020	213,136
1,210,000	5.000	09/15/2021	1,315,234
Rhode Island Health and Educational Building Corp. Higher Education Facility RB Refunding for Brown University Issue Series 2012 (AA+/Aa1)
4,770,000	5.000	09/01/2021	5,256,111
Rhode Island Health and Educational Building Corp. Higher Education Facility RB Refunding for University of Rhode Island Auxiliary Enterprise Series 2013 C (A+/A1)
500,000	4.000	09/15/2018	505,240
Rhode Island Health and Educational Building Corp. RB for Newport Public School Financing Program Series 2013 C (AA+/NR)
280,000	4.000	05/15/2018	280,784
Rhode Island Health and Educational Building Corp. RB for Woonsocket Public School Financing Program Series 2017 A (MUN GOVT GTD) (NR/Aa3)
815,000	4.000	05/15/2020	844,136
820,000	5.000	05/15/2021	882,607
1,415,000	5.000	05/15/2022	1,547,883
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2015 B (BBB+/NR)
7,280,000	2.250	06/01/2041	7,277,962

			20,113,813

South Carolina – 0.8%
Berkeley County School District GO Bonds Series 2014 A (SCSDE) (AA/Aa1)
1,380,000	5.000	03/01/2019	1,422,628
City of Florence Waterworks & Sewerage System RB Refunding Series 2016 (AA-/Aa2)
900,000	2.000	09/01/2019	904,869
1,560,000	2.000	09/01/2020	1,561,451
1,000,000	2.000	09/01/2021	997,040
Clemson University RB Refunding Series 2012 (AA/Aa2)
5,000,000	2.000	05/01/2018	5,002,100

Municipal Bonds – (continued)
South Carolina – (continued)
Colleton County South Carolina GO Bonds for Capital Project Sales Series 2015 (AA-/Aa3)
725,000	1.500	07/01/2018	725,007
2,985,000	2.000	07/01/2019	2,998,880
Richland County South Carolina School District No. 1 GO Refunding Bonds Series 2014 B (SCSDE) (AA/Aa1)
2,920,000	5.000	03/01/2019	3,010,199
3,165,000	5.000	03/01/2020	3,360,534
Richland County South Carolina School District No. 2 GO Bonds Series 2017 A (SCSDE) (AA/Aa1)
1,765,000	5.000	03/01/2019	1,819,521
South Carolina Public Service Authority RB Tax-Exempt Series 2010 C (A+/A1)
9,645,000	5.000	12/01/2019	10,128,118
South Carolina Public Service Authority RB Tax-Exempt Series 2014 A (A+/A1)(a)(c)
1,000,000	2.500	06/01/2019	1,011,230
York County School District No. 3 Rock Hill GO Bonds Series 2017 B (SCSDE) (AA/Aa1)
4,690,000	5.000	03/01/2020	4,979,748
2,880,000	5.000	03/01/2021	3,137,616

			41,058,941

South Dakota – 0.1%
Rapid City Area School District No. 51-4 Limited Tax Capital Outlay GO Refunding Bonds Series 2017 B (ST AID WITHHLDG) (AA+/NR)
1,000,000	4.000	01/01/2020	1,037,420
1,055,000	5.000	01/01/2021	1,135,560
570,000	5.000	01/01/2022	625,752

			2,798,732

Tennessee – 0.9%
City of Murfreesboro GO Bonds Series 2018 (AA/Aa1)(g)
2,720,000	5.000	06/01/2021	2,984,656
2,400,000	5.000	06/01/2022	2,689,848
County of Rutherford GO School Bonds Series 2017 (AA+/Aa1)
2,425,000	5.000	04/01/2019	2,507,232
2,785,000	5.000	04/01/2020	2,964,465
2,420,000	5.000	04/01/2021	2,643,293
3,070,000	5.000	04/01/2022	3,425,629
County of Williamson District GO Public Improvement & School Bonds Series 2017 (NR/Aaa)
1,700,000	5.000	04/01/2022	1,901,093
County of Williamson District School GO Bonds Series 2017 (NR/Aaa)
1,450,000	5.000	04/01/2022	1,621,521
Hamilton County GO Bonds Series 2018 A (AAA/Aaa)
6,185,000	5.000	04/01/2020	6,584,860
7,860,000	5.000	04/01/2022	8,783,393
Knox County Health Educational & Housing Facilities Board RB for University Health System, Inc. Series 2017 (BBB/NR)
800,000	3.000	04/01/2018	800,000
335,000	4.000	04/01/2019	340,832
350,000	5.000	04/01/2020	368,669
750,000	4.000	04/01/2021	784,470
750,000	5.000	04/01/2022	818,468

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Tennessee – (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Series 2009 B (AA+/Aa2)(a)
$4,000,000	5.500%	10/01/2019	$4,226,400
Tennessee State School Bond Authority RB Higher Educational Facilities Second Program Series 2017 A (AA+/Aa1)
300,000	5.000	11/01/2019	315,681

			43,760,510

Texas – 9.7%
Alamo Community College District GO Refunding Bonds Series 2017 (AAA/Aaa)
6,400,000	3.000	08/15/2022	6,647,168
Austin Convention Enterprises, Inc. Convention Center Hotel Second Tier RB Refunding Series 2017 B (BBB-/NR)
600,000	5.000	01/01/2019	612,000
500,000	5.000	01/01/2020	526,725
500,000	5.000	01/01/2021	539,430
465,000	5.000	01/01/2022	511,360
750,000	5.000	01/01/2023	836,925
Austin Texas Water and Wastewater System RB Refunding Series 2014 (AA/Aa2)
1,675,000	5.000	11/15/2019	1,763,842
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2015 B (BBB+/Baa2)(b)(c)
7,500,000	5.000	01/07/2021	7,957,200
City of Arlington for Permanent Improvement Bonds Series 2015 A (AAA/Aa1)
1,075,000	2.500	08/15/2018	1,078,902
725,000	3.000	08/15/2019	738,463
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases No. 13-16 Project Series 2017 (NR/NR)(e)
80,000	0.000	09/01/2018	78,795
70,000	0.000	09/01/2019	66,397
70,000	0.000	09/01/2020	63,806
70,000	0.000	09/01/2021	61,216
70,000	0.000	09/01/2022	58,525
70,000	0.000	09/01/2023	55,931
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB/NR)
200,000	0.000(e)	09/01/2018	198,224
685,000	0.000(e)	09/01/2019	662,690
685,000	0.000(e)	09/01/2020	644,098
685,000	0.000(e)	09/01/2021	623,644
685,000	0.000(e)	09/01/2022	600,684
405,000	4.000	09/01/2023	431,122
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (AA/NR)
250,000	3.000	09/01/2018	251,200
375,000	3.000	09/01/2019	380,501
City of San Antonio Water System Junior Lien RB Refunding Series 2014 B (AA/Aa2)(b)(c)
6,475,000	2.000	11/01/2022	6,388,235

Municipal Bonds – (continued)
Texas – (continued)
Colorado River Municipal Water District RB Series 2011 (AA-/Aa3)(a)
2,000,000	5.000	01/01/2021	2,171,700
Corpus Christi Independent School District GO Bonds for School Building Series 2017 A (PSF-GTD) (AAA/Aaa)(b)(c)
5,500,000	2.000	08/15/2019	5,512,540
Dallas Area Rapid Transit Senior Lien RB Series 2009 A (AA+/Aa2)(a)
7,660,000	5.000	06/01/2019	7,957,361
Dallas County Community College District GO Refunding Bonds Series 2017 (AAA/Aaa)
6,425,000	5.000	02/15/2019	6,613,252
2,355,000	5.000	02/15/2021	2,559,061
Dallas County Highland Park Independent School District Unlimited Tax GO Refunding Bonds Series 2015 (NR/Aaa)
2,070,000	4.000	02/15/2020	2,159,031
Dallas-Fort Worth International Airport Joint RB Refunding Series 2012 B (A+/A1)
1,750,000	5.000	11/01/2018	1,784,370
Fort Bend Independent School District GO Bonds for School Building RMKT 08/01/17 Series 2015 B (PSF-GTD) (AAA/NR)(b)(c)
7,145,000	1.350	08/01/2019	7,100,129
Fort Worth Texas GO Refunding and Improvement Bonds Series 2012 (AA+/Aa3)
2,000,000	4.000	03/01/2019	2,043,040
Garland Independent School District Unlimited Tax Refunding Bonds Series 2015 A (PSF-GTD) (AAA/Aaa)
4,710,000	3.000	02/15/2019	4,766,897
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Series 2013 B (A+/A1)(d)
5,685,000	(SIFMA Municipal Swap Index Yield + 1.05%, 18.00% Cap), 2.630	06/01/2024	5,690,401
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (AA-/Aa2)(d)
9,550,000	(3 Mo. LIBOR + 0.67%), 1.902	08/15/2035	8,840,148
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (BBB-/NR)
80,000	3.000	09/01/2018	80,397
85,000	3.000	09/01/2019	86,165
85,000	3.000	09/01/2020	86,547
90,000	3.000	09/01/2021	91,698
90,000	3.000	09/01/2022	91,415
95,000	3.000	09/01/2023	96,042
Houston Airport System RB Subordinate Lien Series 2002 C (AMT) (XLCA) (A+/A1)(c)
15,750,000	3.774	07/01/2032	15,185,205
Houston Airport System RB Subordinate Lien Series 2002 D-2 (AMT) (XLCA) (A+/A1)(c)
18,550,000	3.766	07/01/2032	17,884,982

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Texas – (continued)
Houston Independent School District Limited Tax GO Refunding Bonds RMKT 01/06/17 Series 2017 (PSF-GTD) (AAA/Aaa)(b)(c)
$10,420,000	1.450%	06/01/2020	$10,336,432
Houston Independent School District Limited Tax GO Refunding Bonds Series 2014 B (PSF-GTD) (AAA/Aaa)
12,000,000	5.000	02/15/2019	12,350,640
Houston Independent School District Limited Tax GO Refunding Bonds Series 2017 (PSF-GTD) (AAA/Aaa)
22,990,000	3.000	02/15/2021	23,698,552
24,000,000	3.000	02/15/2022	24,834,000
Houston Independent School District Limited Tax Schoolhouse GO Bonds RMKT 06/01/17 Series 2017 A-2 (PSF-GTD) (AAA/Aaa)(b)(c)
17,750,000	3.000	06/01/2019	17,997,435
Houston Independent School District Limited Tax Schoolhouse GO Bonds RMKT 06/01/17 Series 2017 B (PSF-GTD) (AAA/Aaa)(b)(c)
15,000,000	1.450	06/01/2020	14,879,700
Kaufman County Fresh Water Supply District No. 1 Refunding for Road Series 2016 C (AGM) (AA/NR)
370,000	3.000	09/01/2019	375,428
390,000	3.000	09/01/2020	395,538
310,000	3.000	09/01/2021	314,424
330,000	3.000	09/01/2022	335,187
Leander Independent School District Unlimited Tax GO Refunding Bonds Series 2015 A (PSF-GTD) (AAA/NR)(e)
2,000,000	0.000	08/15/2019	1,952,400
1,500,000	0.000	08/15/2020	1,436,025
Leander Independent School District Unlimited Tax GO Refunding Bonds Series 2016 (PSF-GTD) (AAA/NR)(e)
2,500,000	0.000	08/16/2020	2,381,875
5,000,000	0.000	08/16/2021	4,639,050
Mansfield Independent School District GO Bonds Series 2012 (PSF-GTD) (AAA/Aaa)(b)(c)
8,250,000	2.500	08/01/2021	8,360,715
Midway Independent School District Unlimited Tax GO Refunding Bonds Series 2015 (PSF-GTD) (AAA/NR)
4,905,000	5.000	08/01/2021	5,394,617
Mission Economic Development Corp. Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 06/01/15 Series 2006 (A-/NR)
5,000,000	1.800	12/01/2018	5,003,550
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (BBB-/Baa3)
400,000	4.000	04/01/2019	408,516
770,000	4.000	04/01/2020	798,428
810,000	4.000	04/01/2021	851,545
855,000	4.000	04/01/2022	906,813
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC - Texas A&M University Collegiate Housing Project Series 2014 A (AGM) (AA/A2)
170,000	4.000	04/01/2020	175,501
400,000	4.000	04/01/2021	416,620

Municipal Bonds – (continued)
Texas – (continued)
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BBB-/Ba2)
145,000	4.000	04/01/2019	147,123
300,000	4.000	04/01/2020	307,995
620,000	4.000	04/01/2021	642,493
North East Independent School District Unlimited Tax GO Refunding Bonds Series 2017 (PSF-GTD) (AAA/Aaa)(b)(c)
5,000,000	2.375	08/01/2022	5,033,800
North Texas Tollway Authority RB Refunding for First Tier Series 2012 C (A/A1)(b)(c)
18,000,000	1.950	01/01/2019	17,985,420
North Texas Tollway Authority RB Refunding for First Tier Series 2017 A (A/A1)
3,250,000	5.000	01/01/2021	3,513,543
4,525,000	5.000	01/01/2022	4,993,292
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A-/A2)
3,630,000	5.000	01/01/2023	4,062,805
1,000,000	5.000	01/01/2024	1,123,060
North Texas Tollway Authority RB Special Project System Series 2011 A (AA+/NR)(a)
16,800,000	5.500	09/01/2021	18,770,472
North Texas Tollway Authority System RB Refunding First Tier Series 2011 B (A/A1)
3,000,000	5.000	01/01/2019	3,075,570
North Texas Tollway Authority System RB Refunding First Tier Series 2014 A (A/A1)
2,000,000	5.000	01/01/2020	2,112,920
North Texas Tollway Authority System RB Refunding First Tier Series 2014 C (A/A1)(b)
5,000,000	(SIFMA Municipal Swap Index Yield + 0.67%, 9.00% Cap), 2.250	01/01/2020	5,008,050
North Texas Tollway Authority System RB Refunding for Second Tier Series 2015 A (A-/A2)
1,000,000	5.000	01/01/2019	1,025,110
Northside Texas Independent School District Unlimited Tax School Building GO Bonds Series 2017 (PSF-GTD) (AAA/Aaa)(b)(c)
15,000,000	1.450	06/01/2020	14,848,200
Plano Independent School District Unlimited Tax Refunding Bonds Series 2016 B (PSF-GTD) (AAA/Aaa)
10,580,000	5.000	02/15/2020	11,258,919
Round Rock Independent School District Unlimited Tax GO Bonds for School Building RMKT 08/01/16 Series 2015 (PSF-GTD) (AAA/Aaa)(b)(c)
19,575,000	1.500	08/01/2021	19,131,235
Round Rock Independent School District Unlimited Tax GO Refunding Bonds Series 2017 (AAA/Aaa)
4,595,000	4.000	08/01/2019	4,731,242
1,900,000	5.000	08/01/2020	2,039,308

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Texas – (continued)
Sam Rayburn Municipal Power Agency RB Refunding Series 2012 (BBB+/NR)
$2,315,000	5.000%	10/01/2019	$2,412,554
San Antonio Electric and Gas Systems Junior Lien RB Refunding Series 2012 A (AA-/NR)(b)(c)
5,000,000	2.000	12/01/2018	5,008,800
San Antonio Electric and Gas Systems Junior Lien RB Refunding Series 2015 B (AA-/Aa2)(b)(c)
8,000,000	2.000	12/01/2021	7,999,920
San Antonio Independent School District Unlimited Tax Refunding Bonds Series 2014 B (PSF-GTD) (AAA/Aaa)(b)(c)
9,530,000	2.000	08/01/2018	9,541,341
Spring Branch Independent School District Schoolhouse GO Bonds RMKT 06/15/17 Series 2013 (PSF-GTD) (AAA/Aaa)(b)(c)
22,095,000	3.000	06/18/2019	22,415,378
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 B (A-/A3)(d)
11,955,000	(SIFMA Municipal Swap Index Yield + 0.55%), 2.130	09/15/2027	11,804,726
Texas Municipal Gas Acquisition & Supply Corp. III RB Series 2012 D (BBB/A3)
4,500,000	5.000	12/15/2018	4,598,325
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,800,000	6.875	12/31/2039	8,425,950
Texas Transportation Commission Central Turnpike System RB Refunding Series 2015 A (A-/A3)(b)(c)
5,000,000	5.000	04/01/2020	5,281,750
Texas Transportation Commission Highway Improvement GO Bonds Series 2014 (AAA/Aaa)
2,500,000	5.000	04/01/2021	2,729,900
Texas Transportation Commission State Highway Fund First Tier RB Series 2016 A (AAA/Aaa)
15,250,000	3.000	10/01/2021	15,798,848
Texas University System Financing RB Refunding Series 2017 A (AA/Aa2)
1,800,000	5.000	03/15/2020	1,914,516
1,800,000	5.000	03/15/2021	1,959,336
Texas Water Development Board State Water Implementation Fund RB Series 2015 A (AAA/NR)
1,305,000	4.000	04/15/2020	1,363,934
University Houston Consolidated RB Refunding Series 2017 C (AA/Aa2)
6,355,000	5.000	02/15/2022	7,058,371
Victoria Independent School District Unlimited Tax Refunding Bonds Series 2016 (PSF-GTD) (AAA/Aaa)
2,940,000	3.000	02/15/2020	3,009,884
2,175,000	3.000	02/15/2021	2,240,185

			494,194,730

Municipal Bonds – (continued)
Utah – 0.4%
Board of Education of Alpine School District GO Refunding Bonds for Utah SCH BD GTY Program Series 2017 (SCH BD GTY) (AAA/Aaa)
7,800,000	5.000	03/15/2021	8,518,614
8,000,000	5.000	03/15/2022	8,932,880
Utah Associated Municipal Power Systems RB for Horse Butte Wind Project Series 2012 A (A/NR)
500,000	5.000	09/01/2018	506,720
500,000	5.000	09/01/2019	522,045
Washington County School District GO Refunding Bonds for Utah School Bond Guaranty Program Series 2016 (SCH BD GTY) (AAA/Aaa)
3,470,000	5.000	03/01/2019	3,575,592

			22,055,851

Vermont – 0.0%
Vermont Educational & Health Buildings Financing Agency RB Refunding for The University of Vermont Medical Center Project Series 2016 A (A/A2)
450,000	4.000	12/01/2019	465,971
400,000	4.000	12/01/2020	421,048
350,000	5.000	12/01/2021	385,707

			1,272,726

Virgin Islands – 0.1%
Virgin Islands Public Finance Authority Grant Anticipation RB for Federal Highway Grant Anticipation Revenue Loan Note Series 2015 (A/NR)(f)
250,000	5.000	09/01/2018	252,460
645,000	5.000	09/01/2019	664,666
825,000	5.000	09/01/2020	864,848
2,015,000	5.000	09/01/2021	2,139,305
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2012 A (B/NR)
2,085,000	4.000	10/01/2022	1,438,650

			5,359,929

Virginia – 2.0%
City of Alexandria GO Refunding Bonds Series 2017 D (ST AID WITHHLDG) (AAA/Aaa)
355,000	5.000	07/01/2022	398,892
Fairfax County GO Bonds for Virginia Public Improvement Series 2018 A (ST AID WITHHLDG) (AAA/Aaa)
10,255,000	4.000	10/01/2021	11,004,948
Fairfax County GO Refunding Bonds for Virginia Public Improvement Series 2016 A (ST AID WITHHLDG) (AAA/Aaa)(a)
8,450,000	5.000	10/01/2021	9,334,630
Louisa IDA Pollution Control RB Refunding for Virginia Electric & Power Company Project RMKT 12/01/16 Series 2008 C (BBB+/A2)(b)(c)
8,000,000	1.850	05/16/2019	7,977,040
Peninsula Ports Authority of Virginia Coal Terminal RB Refunding for Dominion Terminal Associates Project Series 2003 (BBB/NR)(b)(c)
2,750,000	1.550	10/01/2019	2,741,530

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Virginia – (continued)
Virginia Commonwealth Transportation Board RB for Transportation Capital Project Series 2011 (ST APPROP) (AA+/Aa1)(a)
$4,055,000	5.250%	05/15/2021	$4,475,787
Virginia Commonwealth Transportation Board RB Refunding for Northern Virginia Transportation District Program Series 2014 A (AA+/Aa1)
8,375,000	5.000	05/15/2019	8,689,733
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2014 B (AA+/Aa1)
20,650,000	5.000	05/15/2019	21,426,027
11,680,000	5.000	05/15/2020	12,462,677
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2016 C (AA+/Aa1)
2,285,000	5.000	05/15/2023	2,597,702
Virginia Electric and Power Company Industrial Development Authority of Wise County RB for Solid Waste and Sewage Disposal RMKT 08/13/15 Series 2009 A (BBB+/A2)(b)(c)
6,000,000	2.150	09/01/2020	5,977,560
Virginia Electric and Power Company Industrial Development Authority of Wise County RB for Solid Waste and Sewage Disposal RMKT 11/02/15 Series 2010 A (BBB+/A2)(b)(c)
4,500,000	1.875	06/01/2020	4,465,485
Virginia State Public Building Authority RB for Public Facilities Series 2011 A (AA+/Aa1)(a)
5,375,000	5.000	08/01/2021	5,924,379
York County Economic Development Authority Electricity and Power RB Refunding Series 2009 A (BBB+/A2)(b)(c)
2,000,000	1.875	05/16/2019	1,994,800

			99,471,190

Washington – 0.9%
County of King GO Bonds Series 2017 B (AAA/Aaa)
1,750,000	5.000	06/01/2019	1,818,355
King County School District No. 405 GO Bonds Series 2011 (SCH BD GTY) (AA+/Aaa)(a)
5,000,000	5.000	06/01/2021	5,487,800
Port of Seattle Intermediate Lien RB Series 2017 D (AMT) (A+/A1)
2,000,000	5.000	05/01/2019	2,068,640
Seattle City RB Refunding for Municipal Light & Power Improvement Series 2016 C (AA/Aa2)
10,660,000	5.000	10/01/2022	11,998,789
Washington State COPS for State and Local Agency Real and Personal Property Series 2014 B (NR/Aa2)
3,020,000	5.000	07/01/2019	3,142,129
Washington State COPS for State and Local Agency Real and Personal Property Series 2015 B (NR/Aa2)
5,745,000	5.000	01/01/2020	6,064,250
Washington State COPS Refunding for State and Local Agency Real and Personal Property Series 2016 A (NR/Aa2)
6,420,000	5.000	07/01/2020	6,871,197
Washington State Motor Vehicle Fuel Tax GO Refunding Bonds Series 2015 R-D (AA+/Aa1)
1,700,000	5.000	07/01/2019	1,770,040

Municipal Bonds – (continued)
Washington – (continued)
Washington State Motor Vehicle Fuel Tax GO Refunding Bonds Series 2015 R-F (AA+/Aa1)
6,770,000	5.000	07/01/2019	7,048,924

			46,270,124

West Virginia – 0.2%
Mason County Pollution Control RB for Appalachian Power Co. Project Series 2003 L (A-/Baa1)(b)(c)
3,000,000	1.625	10/01/2018	2,993,160
Princeton West Virginia Hospitals RB Refunding Princeton Community Hospital Project Series 2012 A (BBB+/NR)
1,445,000	5.000	05/01/2018	1,447,702
1,565,000	5.000	05/01/2019	1,604,297
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. - Amos Project Series 2011 A (AMT) (A-/Baa1)(b)(c)
2,375,000	1.700	09/01/2020	2,330,920

			8,376,079

Wisconsin – 1.2%
Wisconsin State GO Bonds Series 2006 A (AA/Aa1)(a)
11,030,000	5.000	05/01/2021	12,078,512
Wisconsin State GO Bonds Series 2018 A (AA/Aa1)
16,090,000	5.000	05/01/2021	17,599,403
16,555,000	5.000	05/01/2022	18,497,232
9,495,000	5.000	05/01/2023	10,799,803

			58,974,950

TOTAL INVESTMENTS – 99.4%
(Cost $5,091,796,234)			$5,043,596,783

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%			32,231,611

NET ASSETS – 100.0%			$5,075,828,394

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2018.
(c)	Variable Rate Demand Instruments – rate shown is that which is in effect on March 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2018.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2018

amounts to $44,239,550, which represents approximately 0.9% of net assets as of March 31, 2018. The liquidity determination is unaudited.
(g)	When-issued security.
(h)	Security is currently in default.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
BAM	—Build America Mutual Assurance Co.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
CNTY GTD	—County Guaranteed
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
Mo.	—Month
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SCH BD GTY	—School Bond Guaranty
SCH BD RES FD	—School Bond Reserve Fund
SCSDE	—South Carolina State Department of Education
SD CRED PROG	—School District Credit Program
SIFMA	—The Securities Industry and Financial Markets Association
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
U.S.	—United States
USD	—United States Dollar
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2018, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at March 31, 2018(b)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
California State Various Purpose GO Bonds, Series 2003, 5.000%, 11/01/23	1.000%	0.391%	Bank of America NA	03/20/2023	USD 5,000	$141,210	$(123,296)	$264,506
California State Various Purpose GO Bonds, Series 2003, 5.250%, 11/01/2023	1.000	0.391	JPMorgan Chase Bank NA	03/20/2023	10,000	282,420	(246,593)	529,013
TOTAL						$423,630	$(369,889)	$793,519

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2018

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,766,993,773, $5,162,898,593 and $5,091,796,234)	$1,772,102,639	$5,295,671,370	$5,043,596,783
Cash	12,815,148	38,824,493	52,502,138
Receivables:
Interest	20,327,694	69,977,966	45,414,273
Collateral on certain derivative contracts(a)	18,757,596	40,983,565	—
Fund shares sold	10,880,953	21,312,062	9,785,703
Investments sold	3,103,269	18,160,582	12,412,311
Reimbursement from investment adviser	34,108	—	31,092
Variation margin on swaps	116,946	279,635	—
Unrealized gain on swap contracts	105,802	2,608,776	793,519
Other assets	87,564	123,114	121,739
Total assets	1,838,331,719	5,487,941,563	5,164,657,558

Liabilities:
Variation margin on futures	22,965	—	—
Payables:
Investments purchased on an extended-settlement basis	11,550,790	38,239,054	77,835,522
Investments purchased	3,119,832	13,343,921	—
Fund shares redeemed	3,022,405	8,776,609	7,909,055
Management fees	551,582	2,379,883	1,442,999
Income distribution	497,621	475,314	609,423
Distribution and Service fees and Transfer Agency fees	206,460	297,499	213,022
Upfront payments received on swap contracts	49,319	1,303,941	369,889
Collateral on certain derivative contracts(a)	—	1,020,000	250,000
Accrued expenses	121,643	223,010	199,254
Total liabilities	19,142,617	66,059,231	88,829,164

Net Assets:
Paid-in capital	1,805,940,965	5,342,694,640	5,113,943,880
Undistributed net investment income	10,086,262	131,936,423	21,969,572
Accumulated net realized loss	(1,042,400)	(211,070,603)	(12,679,126)
Net unrealized gain (loss)	4,204,275	158,321,872	(47,405,932)
NET ASSETS	$1,819,189,102	$5,421,882,332	$5,075,828,394
Net Assets:
Class A	$315,142,062	$250,436,064	$97,703,303
Class C	47,378,904	59,380,620	19,813,177
Institutional	1,296,146,205	5,026,846,251	4,936,409,516
Service	36,401	—	286,941
Investor	160,475,405	85,209,159	21,605,394
Class R6	10,125	10,238	10,063
Total Net Assets	$1,819,189,102	$5,421,882,332	$5,075,828,394
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	20,214,506	26,217,142	9,320,690
Class C	3,037,896	6,216,330	1,892,287
Institutional	83,161,449	526,140,322	471,614,968
Service	2,324	—	27,414
Investor	10,305,363	8,910,499	2,063,813
Class R6	650	1,072	962
Net asset value, offering and redemption price per share:(b)
Class A	$15.59	$9.55	$10.48
Class C	15.60	9.55	10.47
Institutional	15.59	9.55	10.47
Service	15.66	—	10.47
Investor	15.57	9.56	10.47
Class R6	15.59	9.55	10.46

(a)	Segregated for initial margin and/or collateral on transactions as follows:

Fund	Futures	Swaps
Dynamic Municipal Income	$177,870	$18,579,726
High Yield Municipal	—	39,963,565
Short Duration Tax-Free	—	(250,000)

(b)	Maximum public offering price per share for Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds is $16.20, $10.00 and $10.64, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2018

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Investment income:
Interest	$52,885,041	$248,462,037	$93,445,226

Expenses:
Management fees	6,062,429	26,581,819	17,205,697
Distribution and Service fees(a)	1,113,006	1,225,886	480,401
Transfer Agency fees(a)	946,250	2,367,904	2,098,235
Custody, accounting and administrative services	162,944	580,600	552,462
Professional fees	141,180	202,655	156,724
Registration fees	88,047	134,621	152,998
Printing and mailing costs	70,630	106,593	74,383
Trustee fees	20,401	26,615	26,376
Service share fees — Service and Shareholder Administration Plan	182	—	1,284
Other	41,553	125,910	89,152
Total expenses	8,646,622	31,352,603	20,837,712
Less — expense reductions	(1,221,528)	(1,169,967)	(1,615,257)
Net expenses	7,425,094	30,182,636	19,222,455
NET INVESTMENT INCOME	45,459,947	218,279,401	74,222,771

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	962,612	32,048,161	(6,228,628)
Futures contracts	59,228	—	—
Swap contracts	10,943,148	21,617,748	225,502
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(3,540,181)	34,759,527	(19,329,615)
Futures contracts	(233,735)	—	—
Swap contracts	(2,662,649)	2,778,707	88,044
Net realized and unrealized gain (loss)	5,528,423	91,204,143	(25,244,697)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,988,370	$309,483,544	$48,978,074

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service	Investor(b)	Class R6(c)
Dynamic Municipal Income	$665,778	$447,228	$346,201	$58,139	$397,480	$15	$144,414	$1
High Yield Municipal	603,120	622,766	313,620	80,958	1,907,731	—	65,594	1
Short Duration Tax-Free	264,026	216,375	137,292	28,129	1,913,299	102	19,412	1

(b)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(c)	Commenced operations on November 30, 2017.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Dynamic Municipal Income Fund
	For the Fiscal Year Ended March 31, 2018	For the Fiscal Year Ended March 31, 2017
From operations:
Net investment income	$45,459,947	$31,743,256
Net realized gain (loss)	11,964,988	1,026,212
Net change in unrealized gain (loss)	(6,436,565)	(18,142,958)
Net increase in net assets resulting from operations	50,988,370	14,626,510

Distributions to shareholders:
From net investment income
Class A Shares	(7,704,855)	(6,721,546)
Class C Shares	(961,029)	(938,714)
Institutional Shares	(32,129,746)	(21,877,860)
Service Shares	(995)	(1,093)
Investor Shares(a)	(3,483,080)	(830,278)
Class R6 Shares(b)	(107)	—
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Investor Shares(a)	—	—
Total distributions to shareholders	(44,279,812)	(30,369,491)

From share transactions:
Proceeds from sales of shares	1,012,922,763	687,374,981
Reinvestment of distributions	39,394,133	26,910,582
Cost of shares redeemed	(341,006,695)	(301,678,135)
Net increase in net assets resulting from share transactions	711,310,201	412,607,428
TOTAL INCREASE	718,018,759	396,864,447

Net assets:
Beginning of year	1,101,170,343	704,305,896
End of year	$1,819,189,102	$1,101,170,343
Undistributed net investment income	$10,086,262	$9,140,820

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on November 30, 2017.
(c)	Net of $118,078 of redemption fees.
(d)	Net of $213,148 of redemption fees.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

High Yield Municipal Fund				Short Duration Tax-Free Fund
For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2018	For the Fiscal Year Ended March 31, 2017

$218,279,401		$230,710,172		$74,222,771	$63,839,360
53,665,909		24,714,784		(6,003,126)	(6,978,394)
37,538,234		(59,638,875)		(19,241,571)	(20,135,274)
309,483,544		195,786,081		48,978,074	36,725,692

(9,188,853)		(11,510,859)		(1,179,905)	(1,390,674)
(1,904,292)		(2,727,881)		(156,088)	(171,895)
(195,235,929)		(194,879,728)		(68,136,786)	(57,690,133)
—		—		(2,408)	(2,014)
(2,051,059)		(1,264,428)		(207,448)	(59,098)
(140)		—		(51)	—

—		—		—	(9,194)
—		—		—	(1,890)
—		—		—	(301,050)
—		—		—	(18)
—		—		—	(253)
(208,380,273)		(210,382,896)		(69,682,686)	(59,626,219)

1,391,515,234		1,590,375,609		2,588,999,299	2,398,940,664
203,308,409		205,521,625		66,379,827	56,995,237
(902,221,212	)(c)	(1,263,566,782	)(d)	(2,165,225,257)	(2,329,028,148)
692,602,431		532,330,452		490,153,869	126,907,753
793,705,702		517,733,637		469,449,257	104,007,226

4,628,176,630		4,110,442,993		4,606,379,137	4,502,371,911
$5,421,882,332		$4,628,176,630		$5,075,828,394	$4,606,379,137
$131,936,423		$120,935,573		$21,969,572	$18,092,847

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2018 - A	$15.46	$0.47	$0.11	$0.58	$(0.45)
2018 - C	15.47	0.35	0.12	0.47	(0.34)
2018 - Institutional	15.46	0.52	0.12	0.64	(0.51)
2018 - Service	15.54	0.44	0.11	0.55	(0.43)
2018 - Investor(d)	15.45	0.50	0.11	0.61	(0.49)
2018 - R6 (Commenced November 30, 2017)	15.56	0.17	0.03	0.20	(0.17)
2017 - A	15.69	0.52	(0.25)	0.27	(0.50)
2017 - C	15.69	0.41	(0.25)	0.16	(0.38)
2017 - Institutional	15.68	0.58	(0.25)	0.33	(0.55)
2017 - Service	15.77	0.50	(0.25)	0.25	(0.48)
2017 - Investor(d)	15.67	0.56	(0.24)	0.32	(0.54)
2016 - A	15.81	0.56	(0.14)	0.42	(0.54)
2016 - C	15.82	0.45	(0.16)	0.29	(0.42)
2016 - Institutional	15.81	0.62	(0.16)	0.46	(0.59)
2016 - Service	15.89	0.54	(0.15)	0.39	(0.51)
2016 - Investor(d)	15.79	0.60	(0.15)	0.45	(0.57)
2015 - A	15.45	0.60	0.32	0.92	(0.56)
2015 - C	15.46	0.48	0.32	0.80	(0.44)
2015 - Institutional	15.45	0.65	0.32	0.97	(0.61)
2015 - Service	15.53	0.58	0.32	0.90	(0.54)
2015 - Investor(d)	15.43	0.63	0.33	0.96	(0.60)
2014 - A	16.16	0.61	(0.76)	(0.15)	(0.56)
2014 - C	16.16	0.50	(0.75)	(0.25)	(0.45)
2014 - Institutional	16.16	0.67	(0.76)	(0.09)	(0.62)
2014 - Service	16.24	0.59	(0.76)	(0.17)	(0.54)
2014 - Investor(d)	16.14	0.65	(0.76)	(0.11)	(0.60)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(e)	Annualized.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$15.59	3.81%	$315,142	0.76%		0.85%		2.98%		12%
15.60	3.03	47,379	1.51		1.60		2.23		12
15.59	4.17	1,296,146	0.42		0.51		3.32		12
15.66	3.58	36	0.92		1.01		2.83		12
15.57	4.01	160,475	0.51		0.59		3.22		12
15.59	1.27	10	0.40	(e)	0.43	(e)	3.28	(e)	12
15.46	1.73	218,699	0.78		0.98		3.34		28
15.47	1.04	42,353	1.53		1.73		2.59		28
15.46	2.13	774,777	0.44		0.64		3.67		28
15.54	1.57	36	0.94		1.14		3.19		28
15.45	2.03	65,306	0.53		0.73		3.57		28
15.69	2.70	177,985	0.78		0.99		3.62		15
15.69	1.86	30,116	1.54		1.75		2.87		15
15.68	2.98	486,485	0.44		0.65		3.96		15
15.77	2.53	36	0.94		1.16		3.46		15
15.67	2.95	9,684	0.53		0.74		3.87		15
15.81	6.00	172,221	0.78		1.01		3.79		14
15.82	5.21	22,182	1.53		1.76		3.04		14
15.81	6.36	393,120	0.44		0.67		4.12		14
15.89	5.79	39	0.94		1.16		3.62		14
15.79	6.27	5,728	0.53		0.76		4.00		14
15.45	(0.83)	160,259	0.79		1.00		3.99		15
15.46	(1.50)	20,131	1.54		1.75		3.24		15
15.45	(0.49)	305,706	0.45		0.66		4.33		15
15.53	(0.98)	37	0.94		1.16		3.83		15
15.43	(0.58)	2,357	0.54		0.75		4.23		15

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2018 - A	$9.35	$0.38	$0.18	$0.56	$(0.36)
2018 - C	9.35	0.31	0.18	0.49	(0.29)
2018 - Institutional	9.36	0.41	0.17	0.58	(0.39)
2018 - Investor(d)	9.37	0.41	0.17	0.58	(0.39)
2018 - R6 (Commenced November 30, 2017)	9.46	0.14	0.08	0.22	(0.13)
2017 - A	9.36	0.47	(0.06)	0.41	(0.42)
2017 - C	9.36	0.40	(0.06)	0.34	(0.35)
2017 - Institutional	9.36	0.49	(0.04)	0.45	(0.45)
2017 - Investor(d)	9.37	0.50	(0.05)	0.45	(0.45)
2016 - A	9.34	0.46	(0.02)	0.44	(0.42)
2016 - C	9.34	0.39	(0.02)	0.37	(0.35)
2016 - Institutional	9.34	0.48	(0.01)	0.47	(0.45)
2016 - Investor(d)	9.35	0.48	(0.01)	0.47	(0.45)
2015 - A	8.93	0.45	0.38	0.83	(0.42)
2015 - C	8.93	0.38	0.39	0.77	(0.36)
2015 - Institutional	8.93	0.48	0.38	0.86	(0.45)
2015 - Investor(d)	8.93	0.48	0.39	0.87	(0.45)
2014 - A	9.51	0.44	(0.60)	(0.16)	(0.42)
2014 - C	9.51	0.37	(0.59)	(0.22)	(0.36)
2014 - Institutional	9.52	0.47	(0.61)	(0.14)	(0.45)
2014 - Investor(d)	9.51	0.47	(0.61)	(0.14)	(0.44)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(e)	Annualized.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.55	6.10%	$250,436	0.85%		0.92%		4.00%		16%
9.55	5.30	59,381	1.60		1.67		3.25		16
9.55	6.29	5,026,846	0.56		0.58		4.29		16
9.56	6.26	85,209	0.60		0.67		4.26		16
9.55	2.33	10	0.57	(e)	0.60	(e)	4.36	(e)	16
9.35	4.48	234,550	0.85		0.92		4.93		31
9.35	3.70	66,772	1.60		1.67		4.18		31
9.36	4.88	4,284,703	0.56		0.58		5.23		31
9.37	4.81	42,152	0.60		0.67		5.25		31
9.36	4.89	262,193	0.86		0.93		4.98		11
9.36	4.11	73,498	1.62		1.68		4.24		11
9.36	5.19	3,754,010	0.57		0.59		5.25		11
9.37	5.15	20,741	0.61		0.68		5.22		11
9.34	9.47	257,803	0.86		0.93		4.89		14
9.34	8.66	81,018	1.61		1.68		4.14		14
9.34	9.79	3,005,752	0.57		0.59		5.18		14
9.35	9.86	17,265	0.61		0.68		5.13		14
8.93	(1.52)	255,002	0.87		0.93		4.94		25
8.93	(2.25)	75,433	1.62		1.68		4.19		25
8.93	(1.34)	2,584,691	0.58		0.59		5.23		25
8.93	(1.28)	12,703	0.62		0.69		5.31		25

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2018 - A	$10.52	$0.12	$(0.04)	$0.08	$(0.12)	$—		$(0.12)
2018 - C	10.51	0.09	(0.05)	0.04	(0.08)	—		(0.08)
2018 - Institutional	10.50	0.16	(0.04)	0.12	(0.15)	—		(0.15)
2018 - Service	10.50	0.11	(0.04)	0.07	(0.10)	—		(0.10)
2018 - Investor(d)	10.51	0.16	(0.05)	0.11	(0.15)	—		(0.15)
2018 - R6 (Commenced November 30, 2017)	10.45	0.06	— (e)	0.06	(0.05)	—		(0.05)
2017 - A	10.56	0.12	(0.05)	0.07	(0.11)	—	(e)	(0.11)
2017 - C	10.55	0.07	(0.05)	0.02	(0.06)	—	(e)	(0.06)
2017 - Institutional	10.54	0.15	(0.05)	0.10	(0.14)	—	(e)	(0.14)
2017 - Service	10.54	0.10	(0.05)	0.05	(0.09)	—	(e)	(0.09)
2017 - Investor(d)	10.55	0.14	(0.05)	0.09	(0.13)	—	(e)	(0.13)
2016 - A	10.59	0.10	(0.04)	0.06	(0.09)	—	(e)	(0.09)
2016 - C	10.58	0.06	(0.04)	0.02	(0.05)	—	(e)	(0.05)
2016 - Institutional	10.58	0.14	(0.05)	0.09	(0.13)	—	(e)	(0.13)
2016 - Service	10.58	0.09	(0.05)	0.04	(0.08)	—	(e)	(0.08)
2016 - Investor(d)	10.58	0.13	(0.04)	0.09	(0.12)	—	(e)	(0.12)
2015 - A	10.57	0.10	0.01	0.11	(0.09)	—	(e)	(0.09)
2015 - C	10.55	0.05	0.02	0.07	(0.04)	—	(e)	(0.04)
2015 - Institutional	10.55	0.13	0.02	0.15	(0.12)	—	(e)	(0.12)
2015 - Service	10.55	0.08	0.02	0.10	(0.07)	—	(e)	(0.07)
2015 - Investor(d)	10.55	0.12	0.02	0.14	(0.11)	—	(e)	(0.11)
2014 - A	10.69	0.10	(0.12)	(0.02)	(0.09)	(0.01)		(0.10)
2014 - C	10.68	0.06	(0.13)	(0.07)	(0.05)	(0.01)		(0.06)
2014 - Institutional	10.68	0.13	(0.13)	— (e)	(0.12)	(0.01)		(0.13)
2014 - Service	10.67	0.08	(0.12)	(0.04)	(0.07)	(0.01)		(0.08)
2014 - Investor(d)	10.68	0.13	(0.14)	(0.01)	(0.11)	(0.01)		(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.48	0.74%	$97,703	0.68%		0.75%		1.18%		35%
10.47	0.34	19,813	1.08		1.50		0.81		35
10.47	1.15	4,936,410	0.38		0.41		1.52		35
10.47	0.65	287	0.88		0.91		1.03		35
10.47	1.01	21,605	0.43		0.50		1.48		35
10.46	0.61	10	0.36	(f)	0.38	(f)	1.64	(f)	35
10.52	0.63	124,586	0.70		0.76		1.09		40
10.51	0.23	23,220	1.10		1.51		0.69		40
10.50	0.94	4,448,309	0.39		0.42		1.41		40
10.50	0.44	263	0.89		0.92		0.91		40
10.51	0.88	10,002	0.45		0.51		1.37		40
10.56	0.62	147,949	0.73		0.76		0.98		24
10.55	0.22	33,787	1.13		1.51		0.58		24
10.54	0.86	4,316,949	0.39		0.42		1.32		24
10.54	0.36	161	0.89		0.92		0.82		24
10.55	0.87	3,526	0.48		0.51		1.23		24
10.59	1.01	189,890	0.73		0.76		0.90		24
10.58	0.71	35,443	1.13		1.51		0.50		24
10.58	1.45	4,100,431	0.39		0.41		1.23		24
10.58	0.96	60	0.89		0.92		0.76		24
10.58	1.36	3,661	0.48		0.51		1.16		24
10.57	(0.24)	231,329	0.73		0.76		0.93		17
10.55	(0.73)	43,189	1.13		1.51		0.53		17
10.55	0.01	3,745,916	0.39		0.42		1.27		17
10.55	(0.40)	306	0.89		0.92		0.79		17
10.55	(0.08)	9,554	0.48		0.51		1.19		17

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Dynamic Municipal Income, Short Duration Tax-Free	A, C, Institutional, Service, Investor(a) and R6(b)	Diversified
High Yield Municipal	A, C, Institutional, Investor(a) and R6(b)	Diversified

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on November 30, 2017.

Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 3.75%, 4.50% and 1.50%, respectively. Class C Shares of Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, 1.00% and 0.65%, respectively, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

112

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Redemption Fees — A 2% redemption fee is imposed on the redemption of shares (including by exchange) of the High Yield Municipal Fund held for 60 calendar days or less. For this purpose, the High Yield Municipal Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of the Fund on a pro-rata basis.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

113

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

114

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in United States (“U.S.”) or foreign markets; market dislocations;

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Notes to Financial Statements (continued)

March 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2018:

DYNAMIC MUNICIPAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Municipal Debt Obligations	$—	$1,767,507,616	$—
Corporate Bond	—	4,595,023	—
Total	$—	$1,772,102,639	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$105,802	$—
Interest Rate Swap Contracts	—	3,216,232	—
Total	$—	$3,322,034	$—
Liabilities(a)
Futures Contracts	$(254,666)	$—	$—
Interest Rate Swap Contracts	—	(3,971,959)	—
Total	$(254,666)	$(3,971,959)	$—

HIGH YIELD MUNICIPAL

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Municipal Debt Obligations	$—	$5,280,130,899	$—
Corporate Bond	—	15,540,471	—
Total	$—	$5,295,671,370	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$2,608,776	$—
Interest Rate Swap Contracts	—	27,807,835	—
Total	$—	$30,416,611	$—
Liabilities(a)
Interest Rate Swap Contracts	$—	$(4,867,516)	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION TAX-FREE

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$5,043,596,783	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$793,519	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2018. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

DYNAMIC MUNICIPAL INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$105,802		—	$—
Interest Rate	Variation margin on swaps contracts	3,216,232	(a)	Variation margin on futures and swaps contracts	(4,226,625)	(a)
Total		$3,322,034			$(4,226,625)

HIGH YIELD MUNICIPAL
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$2,608,776		—	$—
Interest Rate	Variation margin on swaps contracts	27,807,835	(a)	Variation margin on swaps contracts	(4,867,516)	(a)
Total		$30,416,611			$(4,867,516)

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Notes to Financial Statements (continued)

March 31, 2018

4. INVESTMENTS IN DERIVATIVES (continued)

SHORT DURATION TAX-FREE
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$793,519	—	$—

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of March 31, 2018 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

DYNAMIC MUNICIPAL INCOME
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$30,201	$11,739	2
Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contract and swap contracts	10,972,175	(2,908,123)	52
Total		$11,002,376	$(2,896,384)	54

HIGH YIELD MUNICIPAL
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$1,078,623	$1,726,259	7
Interest Rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	20,539,125	1,052,448	2
Total		$21,617,748	$2,778,707	9

SHORT DURATION TAX-FREE
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$225,502	$88,044	2

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2018.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

As of March 31, 2018, contractual management fees with GSAM were at the following rates. The effective contractual management rates and effective net management rates represent the rates for the six month period ended March 31, 2018.

	Contractual Management Rate					Effective Contractual Management Rate	Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Dynamic Municipal Income	0.40%	0.36%	0.34%	0.34%	0.33%	0.43%	0.38	%(1)
High Yield Municipal	0.55	0.55	0.50	0.48	0.47	0.52	0.52
Short Duration Tax-Free	0.39	0.35	0.33	0.33	0.32	0.35	0.34

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least November 30, 2018, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

Prior to July 28, 2017, the contractual management fee rates for the Dynamic Municipal Income Fund and Short Duration Tax-Free Fund were as stated below and GSAM agreed to waive a portion of its management fee in order to achieve an Effective Net Management Rate as set forth in the Funds’ prospectus dated July 29, 2016.

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Dynamic Municipal Income	0.55%	0.50%	0.48%	0.47%	0.46%
Short Duration Tax-Free	0.40	0.36	0.34	0.33	0.32

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each Fund, has adopted a

Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

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Notes to Financial Statements (continued)

March 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service
Distribution and/or Service Plan	0.25%	0.75%	0.25%

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the fiscal year ended March 31, 2018, Goldman Sachs agreed to waive a portion of the distribution and service fees equal to 0.35% as an annual percentage rate of the average daily net assets attributable to Class C Shares of the Short Duration Tax-Free Fund. This arrangement will remain in place through at least November 30, 2018. Prior to such date, Goldman Sachs may not terminate this arrangement without the approval of the Trustees.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2018, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Dynamic Municipal Income	$25,262	$6
High Yield Municipal	28,439	—
Short Duration Tax-Free	3,009	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C and Investor Shares; 0.03% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.05% and 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the High Yield Municipal and Short Duration Tax-Free Funds, respectively. This arrangement will remain in effect through at least November 30, 2018, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Funds is 0.004%. These Other Expense limitations will remain in place through at least November 30, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Fee Waivers
Fund	Management Fee	Class C Distribution and Service Fee	Transfer Agency Waivers/Credits		Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Dynamic Municipal Income	$745,385	$—	$—		$468,122	$8,021	$1,221,528
High Yield Municipal	—	—	176,996	(a)	972,050	20,921	1,169,967
Short Duration Tax-Free	600,023	75,731	56,873	(a)	855,072	27,558	1,615,257

(a)	Applicable to Class A, C and Investor Shares.

G.  Line of Credit Facility — As of March 31, 2018, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2018, the Funds did not have any borrowings under the facility. The facility was decreased to $770,000,000 effective May 1, 2018.

H.  Other Transactions with Affiliates — As of March 31, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Service	Class R6
Dynamic Municipal Income	10%	100%
High Yield Municipal	—	100
Short Duration Tax-Free	—	100

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended March 31, 2018, the purchase and sale transactions and related net realized gain (loss) for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Dynamic Municipal Income	$16,081,874	$10,231,504	$(228,018)
High Yield Municipal	4,473,756	4,497,744	(259,876)
Short Duration Tax-Free	41,282,924	72,997,042	(661,110)

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Notes to Financial Statements (continued)

March 31, 2018

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2018, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Dynamic Municipal Income	$—	$840,731,721	$—	$160,622,532
High Yield Municipal	—	1,521,818,181	—	807,991,570
Short Duration Tax-Free	49,916,263	2,246,665,290	50,065,846	1,681,386,560

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2018, was as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Distributions paid from:
Ordinary income	$418,899	$12,110,778	$1,563,530
Tax-exempt income	43,860,913	196,269,495	68,119,156
Total distributions	$44,279,812	$208,380,273	$69,682,686

The tax character of distributions paid during the fiscal year ended March 31, 2017, was as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Distributions paid from:
Ordinary income	$217,847	$12,588,441	$475,426
Tax-exempt income	30,151,644	197,794,455	59,150,793
Total distributions	$30,369,491	$210,382,896	$59,626,219

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of March 31, 2018, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Undistributed tax-exempt income — net	$8,493,750	$94,212,078	$3,750,006
Capital loss carryforwards:(1)
Expiring 2019	(704,599)	(11,866,582)	—
Perpetual Short-term	—	(79,907,999)	(3,903,968)
Perpetual Long-term	—	(111,361,947)	—
Total capital loss carryforwards	$(704,599)	$(203,136,528)	$(3,903,968)
Timing differences (Post October Loss Deferral, Defaulted Bond Income and Distribution Payable)	(903,444)	(1,188,073)	(9,200,860)
Unrealized gains (losses) — net	6,362,430	189,300,215	(28,760,664)
Total accumulated earnings (losses) — net	$13,248,137	$79,187,692	$(38,115,486)

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated. The Dynamic Municipal Income and High Yield Municipal Funds had capital loss carryforwards of $2,511,505 and $431,157,569, respectively, which expired in the current fiscal year. The Dynamic Municipal Income and High Yield Municipal Fund utilized $12,558,394 and $48,651,411, respectively, of capital loss carryforward in the current fiscal year.

As of March 31, 2018, the Funds’ aggregate securities unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Tax cost	$1,764,945,433	$5,132,851,022	$5,073,146,799
Gross unrealized gain	56,339,223	451,875,465	58,244,276
Gross unrealized loss	(49,976,793)	(262,575,250)	(87,004,940)
Net unrealized gain (loss)	$6,362,430	$189,300,215	$(28,760,664)

The difference between GAAP-basis and tax-basis unrealized gains (losses), is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, differences in the tax treatment of swap transactions, and market discount accretion and premium amortization.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from expired capital loss carryforwards, differences in the tax treatment of swap transactions, and the recognition of income and gains/losses of certain bonds.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Dynamic Municipal Income	$(2,511,505)	$2,746,198	$(234,693)
High Yield Municipal	(431,157,569)	430,055,847	1,101,722
Short-Duration Tax Free	—	663,360	(663,360)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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Notes to Financial Statements (continued)

March 31, 2018

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

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8. OTHER RISKS (continued)

Tax Risk — The Funds may be adversely impacted by changes in tax rates and policies. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal and state income tax rates or changes in the tax-exempt status of interest income from Municipal Securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels. Additionally, these Funds would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The amendments are effective for the Funds’ fiscal year ended March 31, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

March 31, 2018

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Municipal Income Fund

	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,734,144	$167,761,694	6,872,998	$107,860,167
Reinvestment of distributions	439,746	6,868,419	385,810	6,051,521
Shares redeemed	(5,101,311)	(79,711,112)	(4,461,562)	(69,311,835)
	6,072,579	94,919,001	2,797,246	44,599,853
Class C Shares
Shares sold	1,121,035	17,532,074	1,310,890	20,660,621
Reinvestment of distributions	52,420	819,194	50,080	785,361
Shares redeemed	(873,201)	(13,643,468)	(542,263)	(8,472,434)
	300,254	4,707,800	818,707	12,973,548
Institutional Shares
Shares sold	45,480,096	710,967,186	31,710,596	495,175,716
Reinvestment of distributions	1,807,256	28,223,818	1,228,194	19,243,175
Shares redeemed	(14,236,798)	(222,390,486)	(13,844,781)	(215,197,001)
	33,050,554	516,800,518	19,094,009	299,221,890
Service Shares
Reinvestment of distributions	28	442	30	478
Shares redeemed	—	—	—	(6)
	28	442	30	472
Investor Shares(a)
Shares sold	7,472,872	116,651,809	4,116,665	63,678,477
Reinvestment of distributions	223,188	3,482,154	53,340	830,047
Shares redeemed	(1,618,208)	(25,261,629)	(560,587)	(8,696,859)
	6,077,852	94,872,334	3,609,418	55,811,665
Class R6 Shares(b)
Shares sold	643	10,000	—	—
Reinvestment of distributions	7	106	—	—
	650	10,106	—	—
NET INCREASE	45,501,917	$711,310,201	26,319,410	$412,607,428

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on November 30, 2017.

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Municipal Fund

	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,383,813	$51,256,769	3,763,874	$35,397,906
Reinvestment of distributions	865,264	8,228,670	1,092,481	10,321,390
Shares redeemed	(5,107,308)	(48,593,567)	(7,789,348)	(72,782,918)
	1,141,769	10,891,872	(2,932,993)	(27,063,622)
Class C Shares
Shares sold	717,129	6,819,077	903,874	8,619,231
Reinvestment of distributions	165,429	1,573,159	224,431	2,119,997
Shares redeemed	(1,804,886)	(17,159,151)	(1,841,287)	(17,267,725)
	(922,328)	(8,766,915)	(712,982)	(6,528,497)
Institutional Shares
Shares sold	134,291,182	1,277,122,046	162,400,568	1,522,008,228
Reinvestment of distributions	20,133,215	191,492,416	20,301,816	191,816,554
Shares redeemed	(86,241,071)	(820,212,574)	(125,700,317)	(1,169,120,154)
	68,183,326	648,401,888	57,002,067	544,704,628
Investor Shares(a)
Shares sold	5,908,786	56,307,342	2,618,781	24,350,244
Reinvestment of distributions	211,516	2,014,024	134,000	1,263,684
Shares redeemed	(1,710,631)	(16,255,920)	(465,898)	(4,395,985)
	4,409,671	42,065,446	2,286,883	21,217,943
Class R6 Shares(b)
Shares sold	1,057	10,000	—	—
Reinvestment of distributions	15	140	—	—
	1,072	10,140	—	—
NET INCREASE	72,813,510	$692,602,431	55,642,975	$532,330,452

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on November 30, 2017.

127

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2018

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Tax-Free Fund

	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,979,445	$20,854,473	3,104,726	$32,784,249
Reinvestment of distributions	86,167	907,168	107,739	1,136,819
Shares redeemed	(4,591,090)	(48,398,632)	(5,378,469)	(56,633,882)
	(2,525,478)	(26,636,991)	(2,166,004)	(22,712,814)
Class C Shares
Shares sold	308,383	3,245,834	303,581	3,198,288
Reinvestment of distributions	11,011	115,778	11,574	121,984
Shares redeemed	(637,313)	(6,703,232)	(1,308,227)	(13,757,315)
	(317,919)	(3,341,620)	(993,072)	(10,437,043)
Institutional Shares
Shares sold	241,724,046	2,543,353,202	223,462,919	2,354,031,726
Reinvestment of distributions	6,197,354	65,148,128	5,285,410	55,676,089
Shares redeemed	(199,845,080)	(2,100,099,622)	(214,618,744)	(2,256,247,980)
	48,076,320	508,401,708	14,129,585	153,459,835
Service Shares
Shares sold	12,299	130,001	10,621	112,155
Reinvestment of distributions	143	1,507	115	1,211
Shares redeemed	(10,049)	(105,790)	(1,001)	(10,490)
	2,393	25,718	9,735	102,876
Investor Shares(a)
Shares sold	2,036,029	21,405,789	838,460	8,814,246
Reinvestment of distributions	19,718	207,195	5,614	59,134
Shares redeemed	(943,852)	(9,917,981)	(226,457)	(2,378,481)
	1,111,895	11,695,003	617,617	6,494,899
Class R6 Shares(b)
Shares sold	957	10,000	—	—
Reinvestment of distributions	5	51	—	—
	962	10,051	—	—
NET INCREASE	46,348,173	$490,153,869	11,597,861	$126,907,753

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on November 30, 2017.

128

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the Goldman Sachs Dynamic Municipal Income Fund, the Goldman Sachs High Yield Municipal Fund, and the Goldman Sachs Short Duration Tax-Free Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Goldman Sachs Dynamic Municipal Income Fund, the Goldman Sachs High Yield Municipal Fund, and the Goldman Sachs Short Duration Tax-Free Fund (three of the funds constituting the Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2018, the related statements of operations for the year ended March 31, 2018, the statements of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 30, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

129

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and redemption fees (with respect to Class A, Class C, Institutional, Investor and Class R6 Shares, if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 through March 31, 2018, which represents a period of 182 days of a 365 day year. The Class R6 example is based on the period from December 1, 2017 through March 31, 2018, which represents a period of 121 out of 365 days. The Class R6 example for hypothetical expenses reflects projected activity for the period from October 1, 2017 through March 31, 2018 for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Municipal Income Fund				High Yield Municipal Fund				Short Duration Tax-Free Fund
Share Class	Beginning Account Value 10/01/17	Ending Account Value 3/31/18		Expenses Paid for the 6 Months Ended 3/31/18*	Beginning Account Value 10/01/17	Ending Account Value 3/31/18		Expenses Paid for the 6 Months Ended 3/31/18*	Beginning Account Value 10/01/17	Ending Account Value 3/31/18		Expenses Paid for the 6 Months Ended 3/31/18*
Class A
Actual	$1,000	$1,007.20		$3.75	$1,000	$1,016.80		$4.27	$1,000	$997.20		$3.39
Hypothetical 5% return	1,000	1,021.19	+	3.78	1,000	1,020.69	+	4.28	1,000	1,021.54	+	3.43
Class C
Actual	1,000	1,003.40		7.49	1,000	1,013.00		8.03	1,000	995.20		5.37
Hypothetical 5% return	1,000	1,017.45	+	7.54	1,000	1,016.95	+	8.05	1,000	1,019.55	+	5.44
Institutional
Actual	1,000	1,008.90		2.05	1,000	1,018.30		2.82	1,000	998.70		1.89
Hypothetical 5% return	1,000	1,022.89	+	2.07	1,000	1,022.14	+	2.82	1,000	1,023.04	+	1.92
Service
Actual	1,000	1,005.70		4.55	N/A	N/A		N/A	1,000	996.30		4.38
Hypothetical 5% return	1,000	1,020.39	+	4.58	N/A	N/A		N/A	1,000	1,020.54	+	4.43
Investor
Actual	1,000	1,007.80		2.50	1,000	1,018.20		3.02	1,000	998.50		2.14
Hypothetical 5% return	1,000	1,022.44	+	2.52	1,000	1,021.94	+	3.02	1,000	1,022.79	+	2.17
Class R6(a)
Actual	1,000	1,012.70		1.33	1,000	1,023.30		1.91	1,000	1,006.10		1.20
Hypothetical 5% return	1,000	1,022.94	+	2.02	1,000	1,022.09	+	2.87	1,000	1,023.14	+	1.82

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6(a)
Dynamic Municipal Income	0.75%	1.50%	0.41%	0.91%	0.50%	0.40%
High Yield Municipal	0.85	1.60	0.56	N/A	0.60	0.57
Short Duration Tax-Free	0.68	1.08	0.38	0.88	0.43	0.36

(a)	Commenced operations on November 30, 2017.

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	2018 (Trustee since 2007)	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

131

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				148	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2018, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 21 portfolios (12 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

132

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

133

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Goldman Sachs Municipal Fixed Income Funds - Tax Information (Unaudited)

During the period ended March 31, 2018, 99.05%, 94.19%, and 97.76% of the distributions from net investment income paid by the Dynamic Municipal Income Fund, the High Yield Municipal Fund, and the Short Duration Tax-Free Fund, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

134

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of March 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[9]
∎	International Equity ESG Fund[10]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[11]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[10]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[11]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and
Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2018 Goldman Sachs. All rights reserved. 130037-TMPL-05/2018-760215 TFFIAR-18/18.4K

Goldman Sachs Funds

Annual Report	March 31, 2018

Short Duration and Government Fixed Income Funds
Enhanced Income
Government Income
High Quality Floating Rate
Inflation Protected Securities
Short Duration Government
Short Duration Income
Short-Term Conservative Income

Goldman Sachs Short Duration and Government Fixed Income Funds

∎	ENHANCED INCOME

∎	GOVERNMENT INCOME

∎	HIGH QUALITY FLOATING RATE

∎	INFLATION PROTECTED SECURITIES

∎	SHORT DURATION GOVERNMENT

∎	SHORT DURATION INCOME

∎	SHORT-TERM CONSERVATIVE INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

What Differentiates Goldman Sachs Asset Management’s Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

∎	Assess relative value among securities and sectors

∎	Leverage the vast resources of GSAM in selecting securities for each portfolio

∎	Team approach to decision making

∎	Manage risk by avoiding significant sector and interest rate bets

∎	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

∎	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

∎	Capitalize on GSAM’s industry-renowned credit research capabilities

∎	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

1

MARKET REVIEW

Goldman Sachs Short Duration and Government Fixed Income Funds

Market Review

During the 12 months ended March 31, 2018 (the “Reporting Period”), the performance of the global fixed income markets was driven primarily by improving economic growth around the world, geopolitical events and shifting investor expectations about central bank monetary policy.

When the Reporting Period began with the second quarter of 2017, spread, or non-government bond, sectors generally recorded positive returns. Political developments led to temporary bouts of volatility early in the quarter, driving weakness in Brazilian, U.S. and U.K. fixed income assets as well as a credit rating downgrade of South Africa’s sovereign debt. Political risks receded in May 2017 on the centrist candidate’s victory in the French presidential election, which was supportive of French and European peripheral bonds broadly. On the economic front, U.S. core inflation weakened for the third consecutive month in May 2017, casting uncertainty over the pace of Federal Reserve (“Fed”) monetary tightening. Nonetheless, comments included in minutes from the Fed’s May and June 2017 policy meetings suggested an announcement about how and when the Fed would begin reducing the size of its balance sheet would be made sooner than the markets had previously anticipated. In Europe, economic data continued to surprise to the upside. At its June 2017 policy meeting, the European Central Bank (“ECB”) provided an optimistic assessment of the risks to growth but revised downward its medium-term inflation forecasts. The ECB, Bank of Japan (“BoJ”) and Bank of England (“BoE”) left their respective monetary policies unchanged during the second calendar quarter, while at its June 2017 policy meeting, the Fed raised interest rates for the second time in 2017 and the fourth time since the 2007-2009 global financial crisis. As the quarter came to an end, a string of comments from global central bankers triggered a hawkish market reaction. (Hawkish suggests higher interest rates; opposite of dovish.) Global interest rates rose as the market anticipated a steeper pace of monetary policy tightening by the BoE, ECB and Bank of Canada (“BoC”). During the second quarter of 2017, the U.S. dollar weakened versus many global currencies.

During the third quarter of 2017, spread sectors broadly advanced. The Fed kept its monetary policy unchanged but unveiled its plans for balance sheet normalization. (Balance sheet normalization refers to the steps the Fed will take to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.) This prompted a hawkish market reaction, with the U.S. dollar appreciating and yields on U.S. government bonds rising. However, the U.S. Treasury yield curve, or spectrum of maturities, only steepened modestly due to geopolitical uncertainty, mixed U.S. economic data (including weak inflation readings) and because balance sheet normalization had been communicated by policymakers earlier in the calendar year. (A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens.) The central banks of other developed countries also set the stage for less accommodative monetary policy. The BoE noted “a majority” of its policymakers were in favor of tightening policy “over the coming months,” while the BoC surprised the markets with two consecutive rate hikes. The market’s expectations for a BoE rate hike in November 2017, along with a constructive tone for Brexit negotiations, also drove the British pound higher versus the U.S. dollar. (Brexit refers to the U.K.’s efforts to exit the European Union.) Overall, the U.S. dollar continued to weaken relative to many global currencies during the third calendar quarter.

During the fourth calendar quarter, spread sector performance was largely positive, supported by ongoing strength in the global macro environment and contained market, macro and

2

MARKET REVIEW

political volatility. Passage of U.S. tax reform legislation and solid corporate earnings were particularly supportive of U.S. corporate credit. In October 2017, the ECB announced it would reduce its monthly asset purchases from €60 billion to €30 billion for nine months beginning in January 2018, mainly by purchasing fewer sovereign government bonds. The ECB also said its policy rates would remain low for “an extended period of time, and well past the horizon of the net asset purchases.” During the same month, the BoE reversed an emergency interest rate cut, made in August 2016 following the Brexit referendum, and signaled that future monetary policy tightening would be limited, gradual and dependent on the economic reaction to the U.K.’s eventual departure from the European Union. In December 2017, the Fed delivered its third short-term interest rate hike of 2017. The Fed’s dot plot, which shows rate projections of the members of the Fed’s Open Market Committee, indicated that three interest rate increases may be on tap for 2018 and potentially two more in 2019. The U.S. dollar weakened further versus many global currencies during the fourth quarter of 2017.

Spread sectors were challenged during the first quarter of 2018, as market volatility surged. Among the catalysts were firmer than consensus expected U.S. wage and price inflation data at the beginning of February, equity market declines and rising concerns about trade tensions in March. The Fed raised short-term interest rates at its March policy meeting and left unchanged its projection for a total of three rate hikes during 2018. Beyond the U.S., monetary policy action was muted in the developed markets during the first calendar quarter, though policymakers in Europe and Japan sounded mildly dovish and those in Norway appeared more hawkish. Economic activity data was strong across the world, with positive growth reported in both emerging markets and developed markets countries, though the pace of above-trend growth moderated somewhat. During the first quarter of 2018, the U.S. dollar weakened slightly versus many global currencies.

For the Reporting Period as a whole, spread sectors outperformed U.S. Treasury securities, led by sovereign emerging markets debt, high yield corporate bonds and investment grade corporate bonds. Commercial mortgage-backed securities, agency securities, asset-backed securities and mortgage-backed securities also outperformed U.S. Treasuries, albeit to a lesser extent. The U.S. Treasury yield curve flattened slightly during the Reporting Period, as yields on shorter- and intermediate-term maturities rose more than yields on most longer-term maturities (A basis point is 1/100th of a percentage point). The yield on the bellwether 10-year U.S. Treasury rose approximately 35 basis points to end the Reporting Period at 2.74%. Meanwhile, yields on 30-year U.S. Treasury securities edged down approximately five basis points. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

Looking Ahead

At the end of the Reporting Period, we expected global economic growth to remain strong, though we believed it would continue at a more moderate pace in the near term than during the Reporting Period. In our view, numerous factors were driving the ongoing global economic expansion, including household consumption, business capital expenditures, industrial production and trade.

Regarding the U.S., the tax reform legislation passed by Congress during December 2017 and the subsequent enactment of a budget agreement that would increase the caps on federal spending during 2018 and 2019 is likely to improve U.S. economic growth, in our opinion. We think the added boost to an already healthy U.S. economy will lower recession risk in the

3

MARKET REVIEW

near term. That said, we believe the fiscal expansion will likely limit the potential effectiveness of future fiscal policy, possibly increasing recession risks in the longer term. As for inflation, we think that tightness in the labor market and broader capacity constraints may well lead to firmer wage and price inflation, though we expect a gradual normalization rather than an acceleration in price increases. Upside inflation surprises, we believe, could spark more frequent bouts of financial market volatility. In Europe and Japan, we expect economic growth to benefit from the momentum generated during 2017 as well as from continued accommodative monetary policy from the ECB and BoJ, respectively. In the emerging markets, tail risk from China has declined, in our view, as the country’s financial deleveraging progress continues, while its economic growth continues to shift toward consumption and services. (Tail risk is a form of portfolio risk that arises when the possibility that an investment will move more than three standard deviations from the mean is greater than what is shown by a normal distribution. Tail risks include events that have a small probability of occurring and occur at the ends of a normal distribution curve.) Elsewhere in the emerging markets, we expect economic growth to be supported by countries recovering from oil shock-induced recessions or benefiting from global economic growth and trade.

Regarding central bank policy, we believe the Fed will likely raise short-term interest rates further in 2018. In our opinion, the ECB is likely to conclude its quantitative easing program by calendar year end. We expect the BoJ to remain on hold in the near term, while modest monetary policy tightening is likely in many other developed markets countries during the next 12 months, in our view.

With regard to U.S. trade policy, we considered its impact on the global economy to be limited at the end of the Reporting Period. In our view, strong protectionist rhetoric has been diluted to relatively restrained, well-orchestrated and targeted actions thus far, and so we see limited near-term macro or market impact. The balance of risks around our optimistic economic growth and benign trade outlook would shift if the scope and magnitude of tariffs were to broaden across countries and sectors, or if the U.S. encountered greater retaliation from China and other affected countries. In this scenario, we believe the macro costs would likely include higher inflation and interest rates as well as slower global economic growth.

4

FUND RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Enhanced Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Administration, Investor and Class R6 Shares generated average annual total returns, without sales charges, of 0.86%, 1.09%, 0.95%, 1.11% and 1.21%, respectively. These returns compare to the 0.90% average annual total return of the Goldman Sachs Enhanced Income Fund Composite Index (the “Enhanced Income Composite”) during the same period. The Enhanced Income Composite is comprised 50% of the ICE BofAML Six-Month U.S. Treasury Bill Index (“BofA ML Six-Month U.S. Treasury Bill Index”) and 50% of the ICE BofAML One-Year U.S. Treasury Note Index (“BofA ML One-Year U.S. Treasury Note Index”), which generated average annual total returns of 1.15% and 0.66%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection was the primary driver of positive returns, with selection amongst U.S. Treasuries, short-dated corporate bonds and securitized bonds boosting results, while selection amongst high quality corporate securities and Treasury inflation protected securities (“TIPS”) detracting from performance.

Within our top-down strategies, our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy also boosted the Fund’s results during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

The duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our individual security selection strategies overall contributed most positively to the Fund’s relative results during the Reporting Period. Within the government/swaps sector, our selection of short-dated U.S. Treasury swaps proved effective, while selection of TIPS detracted. Within the corporate bond sector, individual selection of short-dated corporate bonds and investment grade financial corporate bonds helped most, with these gains slightly offset by our bias to higher quality corporate bonds, which detracted. Within the securitized sector, selection amongst asset-backed securities added the most value.

Overall, our cross-sector strategy also contributed positively to the Fund’s results during the Reporting Period due mostly to the Fund’s exposure to corporate bonds and asset-backed securities. Investment grade corporate bonds strengthened during the Reporting Period with spreads, or yield differentials to U.S. Treasuries, tightening on improving U.S. economic data and rising consumer confidence. These gains were slightly offset by the Fund’s exposure to U.S. Treasury swaps, which detracted.

5

FUND RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to Fund performance during the Reporting Period, largely due to tactical U.S. duration positioning. Overall, we maintained the Fund’s underweight U.S. duration position relative to that of the Enhanced Income Composite given our belief that global economic growth is likely to remain strong and that tightness in the labor market and easy financial conditions may warrant further monetary tightening in the U.S.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The use of derivatives did not have a material impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We decreased the Fund’s exposures to industrials-related corporate bonds, asset-backed securities, U.S. Treasuries and agency debentures and increased its position in cash during the Reporting Period. Additionally, while the Fund’s overall duration positioning remained the same through the Reporting Period, we did make adjustments in weightings along the U.S. Treasury yield curve as market conditions changed. More specifically, we decreased the Fund’s underweight along the one-year and five-year segments of the U.S. Treasury yield curve; reduced its overweight to the three-month segment of the U.S. Treasury yield curve; and moved from an underweight to an overweight position along the two-year and three-year segments of the U.S. Treasury yield curve.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2018?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the Enhanced Income Composite. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably investment grade corporate bonds, asset-backed securities and quasi-government securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. The Fund also had a significant position in cash at the end of the Reporting Period. Further, the Fund maintained a shorter duration position than that of the Enhanced Income Composite at the end of the Reporting Period, as we expect the Fed to further tighten monetary policy in 2018 should economic growth continue to improve.

6

FUND BASICS

Enhanced Income Fund

as of March 31, 2018

PERFORMANCE REVIEW
April 1, 2017– March 31, 2018	Fund Total Return (based on NAV)[1]	Enhanced Income Composite[2]	BofA ML Six-Month U.S. Treasury Bill Index[3]	BofA ML One-Year U.S. Treasury Note Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]
Class A	0.86%	0.90%	1.15%	0.66%	1.70%	1.74%
Institutional	1.09	0.90	1.15	0.66	2.06	2.10
Administration	0.95	0.90	1.15	0.66	1.81	1.86
Investor	1.11	0.90	1.15	0.66	1.97	2.02
Class R6	1.21	0.90	1.15	0.66	2.04	2.11

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Enhanced Income Composite is an equal weight blend of the BofA ML Six-Month U.S. Treasury Bill Index and the BofA ML One-Year U.S. Treasury Note Index.

[3]	The BofA ML Six-Month U.S. Treasury Bill Index measures the performance of Treasury Bills with time to maturity of less than 6 months. The BofA ML One-Year U.S. Treasury Note Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year. The BofA ML Six-Month U.S. Treasury Bill Index and BofA ML One-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.62%	0.10%	0.62%	1.84%	8/2/00
Institutional	1.09	0.71	1.10	2.28	8/2/00
Administration	0.95	0.48	0.87	2.04	8/2/00
Investor	1.11	0.62	N/A	0.62	7/30/10
Class R6	1.21	N/A	N/A	1.25	7/31/15

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional Shares, Administration Shares, Investor Shares, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.69%	0.70%
Institutional	0.35	0.36
Administration	0.60	0.61
Investor	0.44	0.45
Class R6	0.34	0.35

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

8

FUND BASICS

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial papers. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

9

GOLDMAN SACHS ENHANCED INCOME FUND

Performance Summary

March 31, 2018

The following graph shows the value, as of March 31, 2018, of a $1,000,000 investment made on April 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Goldman Sachs Enhanced Income Fund Composite Index, which is comprised of the ICE Bank of America Merrill Lynch One-Year U.S. Treasury Note Index (50%), and the ICE Bank of America Merrill Lynch Six-Month U.S. Treasury Bill Index (50%), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Administration, Investor and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Enhanced Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2008 through March 31, 2018.

Average Annual Total Return through March 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 2, 2000)
Excluding sales charges	0.86%	0.39%	0.77%	1.92%
Including sales charges	-0.62%	0.10%	0.62%	1.84%

Institutional (Commenced August 2, 2000)	1.09%	0.71%	1.10%	2.28%

Administration (Commenced August 2, 2000)	0.95%	0.48%	0.87%	2.04%

Investor (Commenced July 30, 2010)	1.11%	0.62%	N/A	0.62%

Class R6 (Commenced July 31, 2015)	1.21%	N/A	N/A	1.25%

10

FUND RESULTS

Goldman Sachs Government Income Fund

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 0.01%, -0.74%, 0.35%, -0.16%, 0.26%, -0.18% and 0.43%, respectively. These returns compare to the 0.58% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index (the “Bloomberg Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy overall contributed positively to the Fund’s results during the Reporting Period, though positioning within the mortgage-backed securities sector detracted. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Our duration strategy contributed positively to the Fund’s performance during the Reporting Period. The duration strategy is typically implemented via interest rate swaps and/ or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Bottom-up individual issue selection overall also contributed positively, although selection amongst mortgage-backed securities detracted.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Within our cross-sector strategy, the Fund’s underweight exposure to agency mortgage-backed securities relative to the Bloomberg Barclays Index detracted from performance during the Reporting Period. A low volatility environment, coupled with strong demand from banks and overseas investors, boosted the sector’s positive performance, and thus the Fund’s underweight position hurt. This trend began to reverse in the early months of 2018 when heightened market volatility and reduced demand from banks and from the Federal Reserve (the “Fed”) led to underperformance of mortgage-backed securities relative to duration-neutral U.S. Treasuries. Fund results were also dampened modestly by having an exposure to Treasury inflation protected securities (“TIPS”), especially in April 2017 when markets were surprised by three consecutive unexpectedly weak core inflation data releases, which caused breakeven rates to tighten. (Breakeven inflation is the difference between the nominal yield on a fixed rate investment and the real yield on an inflation-linked investment of similar maturity and credit quality.) On the positive side, overweights to asset-backed securities and U.S. Treasury securities added value as did a tactical allocation to agency debentures.

Individual issue selection among agency mortgage-backed securities detracted most from the Fund’s relative results. An emphasis on higher coupon agency mortgage-backed securities hurt amid an environment of lower mortgage rates, a flatter yield curve and subdued interest rate volatility. (A flatter yield curve is one in which the yield differential between shorter-term and longer-term maturities narrows.) It is worth noting, however, that this positioning proved

11

FUND RESULTS

beneficial in the early months of 2018 when volatility heightened and interest rates further increased. Partially offsetting this detractor was individual issue selection of Federal Family Education Loan Program (“FFELP”) asset-backed securities, which contributed positively.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration positioning contributed positively to the Fund’s relative results during the Reporting Period. The Fund maintained a shorter duration than that of the Bloomberg Barclays Index throughout the Reporting Period due to strong economic data, especially labor market and inflation data, coupled with our anticipation of tightening action from the Fed. We even shifted to a more significantly shorter duration relative to that of the Bloomberg Barclays Index toward the end of the Reporting Period in anticipation of further interest rate increases by the Fed as 2018 progresses.

The Fund’s yield curve positioning also contributed positively to the Fund’s relative results during the Reporting Period. The U.S. Treasury yield curve flattened during the Reporting Period, as yields at the short-term end of the curve, or spectrum of maturities, rose in response to Fed policy tightening. While yields on 10-year U.S. Treasuries also rose, they were kept somewhat anchored overall by low yields on government bonds in developed markets outside of the U.S., by geopolitical tensions and by demand from pension funds.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and bond exchange traded futures contracts to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright duration and term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund used forward contracts to help manage duration. Derivatives generally dampened relative performance during the Reporting Period.

Overall, we employ derivatives for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we moved to a greater underweight in the Fund’s allocation to agency mortgage-backed securities, as we expected spreads, or yield differentials to duration-equivalent U.S. Treasuries, to widen in response to the tapering of agency mortgage-backed securities reinvestments by the Fed, increased interest rate volatility and seasonal spikes in supply of mortgage-backed securities. Conversely, we gradually increased the Fund’s overweight relative to the Bloomberg Barclays Index in asset-backed securities, particularly FFELP asset-backed securities, as we favored what we saw as their strong credit protection and attractive spreads. Additionally, as mentioned earlier, we modestly shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2018?

A	At the end of March 2018, the Fund had overweighted allocations relative to the Bloomberg Barclays Index on a market-value weighted basis in asset-backed securities and in quasi-government securities such as agency debentures. The Fund was underweight relative to the Bloomberg Barclays Index in U.S. Treasury securities and in residential mortgage-backed securities, specifically pass-through mortgage-backed securities. The Fund had modest exposures to commercial mortgage-backed securities and to TIPS, which are not components of the Bloomberg Barclays Index. The Fund had a shorter duration than that of the Bloomberg Barclays Index at the end of the Reporting Period.

12

FUND BASICS

Government Income Fund

as of March 31, 2018

PERFORMANCE REVIEW
April 1, 2017–March 31, 2018	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.01%	0.58%	1.63%	1.69%
Class C	-0.74	0.58	0.96	1.01
Institutional	0.35	0.58	2.03	2.09
Service	-0.16	0.58	1.54	1.60
Investor	0.26	0.58	1.95	2.00
Class R	-0.18	0.58	1.45	1.51
Class R6	0.43	0.58	2.04	2.11

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Index, an unmanaged index, measures the performance of U.S. government bonds and mortgage-related securities. The Bloomberg Barclays Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.74%	-0.03%	2.12%	4.44%	2/10/93
Class C	-1.73	-0.01	1.75	3.34	8/15/97
Institutional	0.35	1.09	2.87	4.49	8/15/97
Service	-0.16	0.57	2.35	3.96	8/15/97
Investor	0.26	0.99	2.76	2.85	11/30/07
Class R	-0.18	0.50	2.27	2.36	11/30/07
Class R6	0.43	N/A	N/A	0.87	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares, Investor Shares, Class R Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.92%	1.06%
Class C	1.67	1.81
Institutional	0.58	0.72
Service	1.08	1.22
Investor	0.67	0.81
Class R	1.17	1.31
Class R6	0.56	0.70

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

14

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial papers. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by full faith and credit of the United States or the government of a foreign country.

15

GOLDMAN SACHS GOVERNMENT INCOME FUND

Performance Summary

March 31, 2018

The following graph shows the value, as of March 31, 2018, of a $1,000,000 investment made on April 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Government Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2008 through March 31, 2018.

Average Annual Total Return through March 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced February 10, 1993)
Excluding sales charges	0.01%	0.74%	2.52%	4.59%
Including sales charges	-3.74%	-0.03%	2.12%	4.44%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-0.74%	-0.01%	1.75%	3.34%
Including contingent deferred sales charges	-1.73%	-0.01%	1.75%	3.34%

Institutional (Commenced August 15, 1997)	0.35%	1.09%	2.87%	4.49%

Service (Commenced August 15, 1997)	-0.16%	0.57%	2.35%	3.96%

Investor (Commenced November 30, 2007)	0.26%	0.99%	2.76%	2.85%

Class R (Commenced November 30, 2007)	-0.18%	0.50%	2.27%	2.36%

Class R6 (Commenced July 31, 2015)	0.43%	N/A	N/A	0.87%

16

FUND RESULTS

Goldman Sachs High Quality Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Service, Investor and Class R6 Shares generated average annual total returns, without sales charges, of 1.32%, 1.67%, 1.05%, 1.58% and 1.56%, respectively. These returns compare to the 1.11% average annual total return of the Fund’s benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index (“BofA ML Three-Month U.S. Treasury Bill Index”).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Bottom-up individual issue selection overall added value. Within our top-down strategies, our cross-sector strategy contributed most positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy also contributed positively, albeit modestly, to Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

The duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Cross-sector positioning was the primary positive contributor to the Fund’s results during the Reporting Period, especially exposure to agency mortgage-backed securities. Agency mortgage-backed securities significantly outperformed duration-neutral U.S. Treasuries, especially during the third quarter of 2017, due to multi-decade low volatility coupled with 10-year U.S. Treasury yields selling off substantially. Strong demand, specifically from mortgage real estate investment trusts (“REITs”), also helped the mortgage- backed securities sector, as spreads, or yield differentials to U.S. Treasuries, tightened. The Fund’s exposure to collateralized loan obligations (“CLOs”) and asset-backed securities also proved beneficial to relative results during the Reporting Period. These gains were slightly offset by the Fund’s exposure to U.S. Treasury swaps, which detracted.

Overall, individual security selection contributed positively to the Fund’s relative results. Individual issue selection of U.S. Treasuries within the government/swaps sector was additive to relative results during the Reporting Period, while selection of Treasury inflation protected securities (“TIPS”) detracted. Within the securitized sector, selection of asset-backed securities added value, while selection of CLOs detracted.

17

FUND RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively, albeit modestly, to Fund performance during the Reporting Period, largely due to tactical U.S. duration positioning. Overall, we maintained the Fund’s underweight U.S. duration position relative to that of the BofA ML Three-Month U.S. Treasury Bill Index given our belief that global economic growth is likely to remain strong and that tightness in the labor market and easy financial conditions may warrant further monetary tightening in the U.S.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Derivatives did not have a material impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We decreased the Fund’s exposure to U.S. Treasuries and modestly reduced exposure to agency collateralized mortgage obligations during the Reporting Period. We increased the Fund’s exposure to asset-backed securities. Additionally, while the Fund’s overall duration positioning remained the same through the Reporting Period, we did make adjustments in weightings along the U.S. Treasury yield curve as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2018?

A	While the Fund is benchmarked to U.S. Treasuries, it held a significant portion of its assets in non-Treasury sectors not represented in the ICE BofA ML Three-Month U.S. Treasury Bill Index at the end of the Reporting Period. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities and asset-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. Further, the Fund maintained a shorter duration position than that of the BofA ML Three- Month U.S. Treasury Bill Index at the end of the Reporting Period, as we expect the Fed to further tighten monetary policy in 2018 should economic growth continue to improve.

18

FUND BASICS

High Quality Floating Rate Fund

as of March 31, 2018

PERFORMANCE REVIEW
April 1, 2017–March 31, 2018	Fund Total Return (based on NAV)[1]	ICE BofA ML Three-Month U.S. Treasury Bill Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.32%	1.11%	1.46%	1.48%
Institutional	1.67	1.11	1.82	1.85
Service	1.05	1.11	1.33	1.35
Investor	1.58	1.11	1.73	1.76
Class R6	1.56	1.11	1.85	1.85

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE BofA ML Three-Month U.S. Treasury Bill Index, an unmanaged index, measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.16%	0.09%	0.33%	2.50%	5/15/95
Institutional	1.67	0.68	0.80	3.18	7/17/91
Service	1.05	0.20	0.32	2.11	3/27/97
Investor	1.58	0.57	0.69	0.68	11/30/07
Class R6	1.56	N/A	N/A	1.25	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional Shares, Service Shares, Investor Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.71%	0.81%
Institutional	0.37	0.47
Service	0.87	0.97
Investor	0.45	0.55
Class R6	0.35	0.44

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

20

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits, commercial papers and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by full faith and credit of the United States or the government of a foreign country.

21

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Performance Summary

March 31, 2018

The following graph shows the value, as of March 31, 2018, of a $1,000,000 investment made on April 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Service, Investor and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Quality Floating Rate Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2008 through March 31, 2018.

Average Annual Total Return through March 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 15, 1995)
Excluding sales charges	1.32%	0.38%	0.48%	2.57%
Including sales charges	-0.16%	0.09%	0.33%	2.50%

Institutional (Commenced July 17, 1991)	1.67%	0.68%	0.80%	3.18%

Service (Commenced March 27, 1997)	1.05%	0.20%	0.32%	2.11%

Investor (Commenced November 30, 2007)	1.58%	0.57%	0.69%	0.68%

Class R6 (Commenced July 31, 2015)	1.56%	N/A	N/A	1.25%

22

FUND RESULTS

Goldman Sachs Inflation Protected Securities Fund

Investment Objective

The Fund seeks real return consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Inflation Protected Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 0.31%, -0.42%, 0.64%, 0.55%, 0.09% and 0.75%, respectively. These returns compare to the 0.92% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (“Bloomberg Barclays U.S. TIPS Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s duration strategy detracted most from its results during the Reporting Period. The duration strategy for the Fund is primarily implemented via interest rate swaps and/or futures. Furthermore, derivatives are used in combination with cash securities to implement our views in the Fund. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve positioning, which indicates the spectrum of maturities within a particular sector, also detracted from Fund performance during the Reporting Period.

Bottom-up individual issue selection of various maturity U.S. Treasury inflation protected securities (“TIPS”) was the key positive contributor to the Fund’s performance during the Reporting Period.

The Fund’s cross-sector strategy also contributed positively to its results during the Reporting Period. The cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark, including interest rate swaps and/or futures.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection of various maturity TIPS contributed most positively to Fund performance during the Reporting Period. Particularly beneficial to relative results was selection of TIPS with a maturity of greater than seven years, especially in the second and fourth quarters of 2017. Selection of specific-issue TIPS and inflation swaps also aided Fund results during the Reporting Period. These gains were partially offset by selection of TIPS with a maturity of less than seven years, which detracted, especially in the second quarter of 2017.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration strategy modestly detracted from its relative results during the Reporting Period. The Fund’s shorter duration than that of the Bloomberg Barclays U.S. TIPS Index hurt, as longer-term U.S. rates rallied, mainly in April 2017, on the back of receding inflation expectations in spite of positive economic data. However, the Fund’s shorter duration stance modestly aided performance in the third calendar quarter, specifically in September 2017 when longer-term U.S. rates moved higher. The Fund’s shorter duration stance then detracted again when U.S. Treasury yields rallied toward the end of March 2018 on elevated market volatility and concerns around tariffs and potential trade wars. We maintained the Fund’s duration position at the end of the Reporting Period, as we expected further interest rate hikes by the Federal Reserve (the “Fed”) as 2018 progresses.

23

FUND RESULTS

Yield curve positioning detracted as well during the Reporting Period. Such results were primarily a result of yield curve steepeners in the Fund, held via interest rate swaps and swap options. (A steepening yield curve is one in which the differential in yields between shorter-term and longer-term maturities widens; opposite of flattening.) This positioning hurt as the yield curve flattened during the Reporting Period, as short-term yields rose in conjunction with the Fed raising interest rates and long-term yields were anchored by still-low global interest rates, such as those seen in Europe and Japan.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. We used interest rate and bond exchange traded futures contracts to help implement duration positioning within the Fund. Interest rate swaps and options were similarly used to manage interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Inflation-linked swaps were used to help grant us greater precision and versatility in the management of active strategies.

The use of derivatives to manage interest rate risk and to express views on the yield curve detracted from performance. The use of inflation-linked swaps — from a bottom-up security selection perspective — contributed positively to performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We tactically managed our views on inflation in the Fund via varying allocations to TIPS throughout the Reporting Period. More specifically, we reduced the Fund’s overweight position in TIPS with a maturity of less than seven years, while concurrently increasing the Fund’s position — by reducing its underweight — in TIPS with a maturity of greater than seven years. By the end of the Reporting Period, we had reduced the Fund’s overall exposure to TIPS given the widening in breakeven inflation rates during much of the Reporting Period. For the Reporting Period overall, 10-year breakeven inflation rates were wider given positive inflation data, strong economic outlook, rallying oil prices and retail demand for TIPS assets. The passage of the U.S. tax reform bill by Congress in late December 2017 also drove inflation breakeven rates wider. (Breakeven inflation is the difference between the nominal yield on a fixed rate investment and the real yield on an inflation-linked investment of similar maturity and credit quality.)

We modestly shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. We shortened the Fund’s already shorter duration stance relative to the Bloomberg Barclays U.S. TIPS Index during the second quarter of 2017, though we moderated this positioning slightly as longer U.S. Treasury rates rallied mainly in April 2017 on the back of receding inflation expectations in spite of positive economic data. We again shortened the Fund’s relative duration in early 2018, as we expected the Fed to raise interest rates several times as the calendar year progresses amid strong labor market data and improving inflationary data.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2018?

A	At the end of March 2018, the Fund had most of its total net assets invested in TIPS, with the remainder in cash. Within the Fund’s TIPS allocation, we maintained an underweight to the short, i.e. seven years and less, end of the TIPS rate curve and an overweight to TIPS with a maturity of greater than seven years, as measured on a market value basis. The Fund had a shorter duration than that of the Bloomberg Barclays U.S. TIPS Index at the end of the Reporting Period with our belief for further tightening action from the Fed in 2018.

At the end of the Reporting Period, we expected global economic growth to remain strong as the synchronized global expansion continued. That said, recent data leads us to think the pace of above-trend growth may moderate. In our view, U.S. fiscal expansion is likely to further elongate the current economic and credit cycles but may pose risks over the medium- to long-term. In turn, we believe a gradual normalization in inflation is likely given labor market tightness and capacity constraints, with unemployment rates moving below estimates of the non-accelerating inflation rate of unemployment and output gaps moving close to zero or further into positive territory. (The non-accelerating inflation rate of unemployment is the specific level of unemployment that is evident in an economy that does not cause inflation to increase. It often represents equilibrium between the state of the economy and the labor market. The output gap is an economic measure of the difference between the actual output, or growth, of an economy and its potential growth or output.) In the U.S., we think inflation will be in excess of

24

FUND RESULTS

2% year-over-year in 2018, given the weakness experienced in 2017. We also expect firmer inflation in other developed markets, including Sweden. In contrast, we think inflation may remain muted in Europe and Japan given, among other factors, economic slack still present in those regions. We believe potential headwinds may come from execution risk on the part of the current Administration regarding trade policy and the potentially consequential effects of such on monetary policies.

Going forward, we intend to continue to closely monitor macro developments both domestically and abroad for the potential impact on inflation expectations as we position the Fund’s portfolio.

25

FUND BASICS

Inflation Protected Securities Fund

as of March 31, 2018

PERFORMANCE REVIEW
April 1, 2017–March 31, 2018	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Barclays U.S. TIPS Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.31%	0.92%	5.12%	5.13%
Class C	-0.42	0.92	4.56	4.58
Institutional	0.64	0.92	5.67	5.68
Investor	0.55	0.92	5.58	5.59
Class R	0.09	0.92	5.07	5.08
Class R6	0.75	0.92	5.68	5.70

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. The Bloomberg Barclays U.S. TIPS Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical. The Fund invests in US TIPS bonds and similar inflation protected securities, and the 30-Day Standardized Yield of the Fund, as quoted above, includes the positive or negative income effect on those bonds of changes in the rate of inflation. When inflation factors increase, we expect the Fund’s 30-Day Standardized Yield to be higher than if the effects of inflation were excluded, and when the inflation factors decrease, we expect the Fund’s 30-Day Standardized Yield to be lower than if the effects of inflation were excluded. Relatively small changes in the rate of inflation can have significant positive or negative impacts on the 30-Day Standardized Yield of the Fund. To the extent the Yield shown above includes the positive effect of a rise in inflation, it may not be repeated.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

26

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.48%	-1.17%	2.11%	3.09%	8/31/07
Class C	-1.42	-1.15	1.74	2.74	8/31/07
Institutional	0.64	-0.07	2.85	3.85	8/31/07
Investor	0.55	-0.17	2.73	3.22	11/30/07
Class R	0.09	-0.66	2.25	2.73	11/30/07
Class R6	0.75	N/A	N/A	1.78	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.50%, which is not reflected in the figures shown. Because Institutional Shares, Investor Shares, Class R Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.68%	0.77%
Class C	1.43	1.53
Institutional	0.34	0.43
Investor	0.43	0.52
Class R	0.93	1.02
Class R6	0.33	0.41

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

27

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 7.74 and 8.7 years, respectively, at March 31, 2018 and March 31, 2017.

28

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Performance Summary

March 31, 2018

The following graph shows the value, as of March 31, 2018, of a $1,000,000 investment made on April 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Inflation Protected Securities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2008 through March 31, 2018.

Average Annual Total Return through March 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 31, 2007)
Excluding sales charges	0.31%	-0.41%	2.50%	3.47%
Including sales charges	-3.48%	-1.17%	2.11%	3.09%

Class C (Commenced August 31, 2007)
Excluding contingent deferred sales charges	-0.42%	-1.15%	1.74%	2.74%
Including contingent deferred sales charges	-1.42%	-1.15%	1.74%	2.74%

Institutional (Commenced August 31, 2007)	0.64%	-0.07%	2.85%	3.85%

Investor (Commenced November 30, 2007)	0.55%	-0.17%	2.73%	3.22%

Class R (Commenced November 30, 2007)	0.09%	-0.66%	2.25%	2.73%

Class R6 (Commenced July 31, 2015)	0.75%	N/A	N/A	1.78%

29

FUND RESULTS

Goldman Sachs Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Government Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor and Class R6 Shares generated average annual total returns, without sales charges, of -0.22%, -0.53%, 0.11%, -0.29%, 0.13% and 0.12%, respectively. These returns compare to the -0.18% average annual total return of the Fund’s benchmark, the ICE BofAML Two-Year U.S. Treasury Note Index (“BofA ML Two-Year U.S. Treasury Note Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection was the primary positive contributor to the Fund’s relative results.

Within our top-down strategies, our cross-sector strategy was the primary positive contributor to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy detracted from relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

The duration and government/swaps selection strategies are primarily implemented via interest rates swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection as a whole was additive to the Fund’s relative results. Within the government/swaps sector, selection of U.S. Treasuries proved beneficial, while our selection of Treasury inflation protected securities (“TIPS”) detracted. Within the securitized sector, selection of mortgage pass-through securities added most to relative returns.

Sector positioning contributed positively to the Fund’s results during the Reporting Period. The majority of outperformance came from exposure to agency mortgage- backed securities. Agency mortgage-backed securities significantly outperformed duration-neutral U.S. Treasuries, especially during the third calendar quarter, due to multi- decade low volatility coupled with 10-year U.S. Treasury yields selling off substantially. Strong demand, specifically from mortgage real estate investment trusts (“REITs”), also helped the mortgage-backed securities sector, as spreads, or yield differentials to U.S. Treasuries, tightened. These gains were slightly offset by the Fund’s exposure to U.S. Treasury swaps, which detracted from Fund performance.

30

FUND RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period. We maintained the Fund’s underweight U.S. duration position relative to that of the BofA ML Two-Year U.S. Treasury Note Index given our belief that global economic growth is likely to remain strong and that tightness in the labor market and easy financial conditions may warrant further monetary tightening in the U.S.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures as well as interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund used forward sales contracts and futures contracts to help manage duration. Derivatives did not have a material impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We decreased the Fund’s exposure to U.S. Treasury securities during the Reporting Period and modestly reduced its position in cash. Additionally, while the Fund’s overall duration positioning remained the same through the Reporting Period, we did make adjustments in weightings along the U.S. Treasury yield curve as market conditions changed. More specifically, we reduced the Fund’s overweight to the seven-year segment of the U.S. Treasury yield curve; increased its underweight to the five-year segment of the U.S. Treasury yield curve; and moved from an underweight to an overweight in the six-month segment of the U.S. Treasury yield curve.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2018?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities and mortgage pass-through securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. Further, the Fund maintained a shorter duration position than that of the BofA ML Two-Year U.S. Treasury Note Index at the end of the Reporting Period, as we expect the Fed to further tighten monetary policy in 2018 should economic growth continue to improve.

31

FUND BASICS

Short Duration Government Fund

as of March 31, 2018

PERFORMANCE REVIEW
April 1, 2017–March 31, 2018	Fund Total Return (based on NAV)[1]	ICE BofA ML Two-Year U.S. Treasury Note Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.22%	-0.18%	1.55%	1.56%
Class C	-0.53	-0.18	1.17	0.84
Institutional	0.11	-0.18	1.91	1.92
Service	-0.29	-0.18	1.41	1.42
Investor	0.13	-0.18	1.82	1.83
Class R6	0.12	-0.18	1.92	1.93

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML Two-Year U.S. Treasury Note Index is a one-security index comprised of the most recently issued two-year U.S. Treasury note. The BofA ML Two-Year U.S. Treasury Note Index is rebalanced monthly. In order to qualify for inclusion, a two-year note must be auctioned on or before the third business day before the last business day of the month. The BofA ML Two-Year U.S. Treasury Note Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

32

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.70%	-0.09%	1.13%	3.09%	5/1/97
Class C	-1.18	-0.15	0.82	2.45	8/15/97
Institutional	0.11	0.56	1.62	4.58	8/15/88
Service	-0.29	0.06	1.13	3.18	4/10/96
Investor	0.13	0.47	1.54	1.84	11/30/07
Class R6	0.12	N/A	N/A	0.51	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares, Investor Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.81%	0.87%
Class C	1.21	1.62
Institutional	0.47	0.53
Service	0.97	1.03
Investor	0.56	0.62
Class R6	0.46	0.52

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

33

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial papers. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

34

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Performance Summary

March 31, 2018

The following graph shows the value, as of March 31, 2018, of a $1,000,000 investment made on April 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Short Duration Government Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2008 through March 31, 2018.

Average Annual Total Return through March 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	-0.22%	0.22%	1.28%	3.16%
Including sales charges	-1.70%	-0.09%	1.13%	3.09%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-0.53%	-0.15%	0.82%	2.45%
Including contingent deferred sales charges	-1.18%	-0.15%	0.82%	2.45%

Institutional (Commenced August 15, 1988)	0.11%	0.56%	1.62%	4.58%

Service (Commenced April 10, 1996)	-0.29%	0.06%	1.13%	3.18%

Investor (Commenced November 30, 2007)	0.13%	0.47%	1.54%	1.84%

Class R6 (Commenced July 31, 2015)	0.12%	N/A	N/A	0.51%

35

FUND RESULTS

Goldman Sachs Short Duration Income Fund

Investment Objective

The Fund seeks total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Liquidity Management Team discusses the Goldman Sachs Short Duration Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of -0.19%, -0.48%, 0.16%, 0.06%, -0.43% and 0.13%, respectively. These returns compare to the 0.35% average annual total return of the Goldman Sachs Short Duration Income Fund Composite Index (the “Short Duration Income Composite”) during the same period. The Short Duration Income Composite is comprised 50% of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index and 50% of the Bloomberg Barclays U.S. 1-5 Year Government Bond Index, which generated average annual total returns of 0.80% and -0.09%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our country strategy detracted most from the Fund’s relative results, with performance driven by an overweight position in Canadian rates versus U.S. rates, attributable primarily to the third quarter of 2017 when the Bank of Canada took the markets by surprise with two consecutive interest rate hikes. This detractor was partially offset by an overweight position in European rates versus U.K. rates, which contributed positively. We established this positioning based on our view that inflation in the Eurozone may well disappoint, as the Bank of England is widely expected to tighten its monetary policy later in 2018.

Conversely, our currency strategy contributed positively overall, with the Fund’s overweight positions in Central Eastern European and Scandinavian currencies, such as the Czech koruna, Polish zloty, Hungarian forint and Swedish krona, versus the euro performing well. These gains were partially offset by the Fund’s exposure to European currency forwards, which detracted. Our cross-sector strategy also contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy also added value to Fund performance during the Reporting Period. Duration is a measure of the fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Bottom-up individual issue selection overall was a positive contributor to the Fund’s relative results during the Reporting Period as well.

The duration, country, currency and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning contributed most positively to the Fund’s results during the Reporting Period, with exposure to collateralized loan obligations (“CLOs”), asset-backed securities, high yield corporate bonds and investment grade corporate bonds performing best. Exposure to emerging markets debt detracted from the Fund’s relative results during the Reporting Period.

Overall, security selection contributed positively to relative results as well. Within the government/swaps sector, selection of U.S. Treasuries proved effective, while selection of Treasury inflation protected securities (“TIPS”) detracted. Within the securitized sector, selection of mortgage

36

FUND RESULTS

pass-through securities and asset-backed securities contributed positively, while selection of CLOs dampened relative results. Selection of tax-exempt Puerto Rico municipal bonds detracted from returns following Governor Ricardo’s initiation of the Commonwealth to enter a Title III restructuring. Market expectations of the negative economic impact from Hurricane Maria added to these bonds’ headwinds. (Title III is an in-court debt restructuring process akin to U.S. bankruptcy protection, since Puerto Rico is barred from using Chapter 9 of the U.S. federal bankruptcy code reserved for insolvent public entities. It should be noted that this action was taken on May 3, 2017, well before the devastation caused by Hurricane Maria.)

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to Fund performance during the Reporting Period, largely due to tactical U.S. duration positioning. Overall, we maintained the Fund’s underweight U.S. duration position relative to that of the Short Duration Income Composite given our belief that global economic growth is likely to remain strong and that tightness in the labor market and easy financial conditions may warrant further monetary tightening in the U.S.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures as well as interest rate swaps and options during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund. Additionally, the Fund used currency forwards to hedge its exposure to foreign currency exposure and increase total return. Derivatives had a negative impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We decreased the Fund’s exposure to U.S. Treasuries and increased its exposures to emerging markets debt, industrials-related investment grade corporate bonds and mortgage-backed securities during the Reporting Period. Additionally, we shifted the Fund’s duration from shorter than the Short Duration Income Composite to a stance longer than that of the Short Duration Income Composite from mid-June 2017 to mid-September 2017 before returning to an overall shorter duration position. We also made adjustments in weightings along the U.S. Treasury yield curve as market conditions changed. More specifically, we reduced the Fund’s overweight to the two-year segment of the U.S. Treasury yield curve; reduced its underweights to the five-year and 20-year segments of the U.S. Treasury yield curve; and moved from an underweight to an overweight in the one-year segment of the U.S. Treasury yield curve.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2018?

A	While the Fund is benchmarked to an equally-balanced composite of the Bloomberg Barclays U.S. Corporate 1-5 Year Index and the Bloomberg Barclays U.S. Government 1-5 Year Bond Index, it held a portion of its assets in non-Treasury sectors not represented in the Short Duration Income Composite. Indeed, in addition to investment grade corporate bonds, the Fund maintained exposure to several other high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably asset-backed securities, mortgage pass-through securities and agency mortgage-backed securities. The Fund also had exposure to high yield corporate bonds, quasi-government bonds and emerging markets debt at the end of the Reporting Period. Further, the Fund maintained a shorter U.S. duration position than that of the Short Duration Income Composite at the end of the Reporting Period, as we expected the Federal Reserve (the “Fed”) to further tighten monetary policy in 2018 should economic growth continue to improve.

37

FUND BASICS

Short Duration Income Fund

as of March 31, 2018

PERFORMANCE REVIEW
April 1, 2017– March 31, 2018	Fund Total Return (based on NAV)[1]	Goldman Sachs Short Duration Income Fund Composite Index[2]	Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index[3]	Bloomberg Barclays U.S. 1-5 Year Government Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]
Class A	-0.19%	0.35%	0.80%	-0.09%	2.27%	2.27%
Class C	-0.48	0.35	0.80	-0.09	1.90	1.56
Institutional	0.16	0.35	0.80	-0.09	2.64	2.65
Investor	0.06	0.35	0.80	-0.09	2.55	2.56
Class R	-0.43	0.35	0.80	-0.09	2.05	2.06
Class R6	0.13	0.35	0.80	-0.09	2.72	2.66

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs Short Duration Income Fund Composite Index is comprised of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index (50%) and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index (50%).

[3]	The Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index, provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and five years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. The Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Bloomberg Barclays U.S. 1-5 Year Government Bond Index provides a broad based measure of securities issued by the U.S. government with final maturities ranging from one to five years. This includes public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government. The Bloomberg Barclays U.S. 1-5 Year Government Bond Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

38

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 3/31/18	One Year	Five Years	Since Inception	Inception Date
Class A	-1.67%	0.54%	0.98%	2/29/12
Class C	-1.13	0.45	0.84	2/29/12
Institutional	0.16	1.20	1.61	2/29/12
Investor	0.06	1.10	1.51	2/29/12
Class R	-0.43	0.61	1.01	2/29/12
Class R6	0.13	N/A	1.15	7/31/15

[6]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional Shares, Investor Shares, Class R Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.79%	0.90%
Class C	1.19	1.65
Institutional	0.45	0.56
Investor	0.54	0.65
Class R	1.04	1.15
Class R6	0.45	0.55

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

39

FUND BASICS

FUND COMPOSITION[8]
Percentage of Net Assets

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial papers. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[9]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[10]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

40

GOLDMAN SACHS SHORT DURATION INCOME FUND

Performance Summary

March 31, 2018

The following graph shows the value, as of March 31, 2018, of a $1,000,000 investment made on February 29, 2012 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Goldman Sachs Short Duration Income Fund Composite Index, which is comprised of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index (50%), and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index (50%), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Short Duration Income Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from February 29, 2012 through March 31, 2018.

Average Annual Total Return through March 31, 2018	One Year	Five Years	Since Inception
Class A (Commenced February 29, 2012)
Excluding sales charges	-0.19%	0.83%	1.23%
Including sales charges	-1.67%	0.54%	0.98%

Class C (Commenced February 29, 2012)
Excluding contingent deferred sales charges	-0.48%	0.45%	0.84%
Including contingent deferred sales charges	-1.13%	0.45%	0.84%

Institutional (Commenced February 29, 2012)	0.16%	1.20%	1.61%

Investor (Commenced February 29, 2012)	0.06%	1.10%	1.51%

Class R (Commenced February 29, 2012)	-0.43%	0.61%	1.01%

Class R6 (Commenced July 31, 2015)	0.13%	N/A	1.15%

41

FUND RESULTS

Goldman Sachs Short-Term Conservative Income Fund

Investment Objective

The Fund seeks to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short-Term Conservative Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Administration and Preferred Shares generated average annual total returns, without sales charges, of 1.04%, 1.40%, 1.24% and 1.40%, respectively. These returns compare to the 0.55% average annual total return of the Fund’s benchmark, the Bloomberg Barclays Short- Term Government/Corporate Index (“Bloomberg Barclays Index”), during the same time period. The Fund’s secondary benchmark, the ICE BofAML 3-6 Month U.S. Treasury Bill Index, had an average annual total return of 1.08% during the same time period.

For the period from its inception on November 30, 2017 through March 31, 2018, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of 0.43%. This return compares to the 0.41% cumulative total return of the Bloomberg Barclays Index during the same time period. The Fund’s secondary benchmark, the ICE BofAML 3-6 Month U.S. Treasury Bill Index, had a cumulative total return of 0.44% during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection was the main driver of performance during the Reporting Period, contributing positively.

Within our top-down strategies, our cross-sector strategy contributed positively to the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy also boosted the Fund’s performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our individual security selection strategies overall were the primary positive contributors to the Fund’s relative results during the Reporting Period. Within the government/swaps sector, selection of short-dated U.S. Treasuries proved most effective. In addition, selection of short-dated corporate bonds, especially within the financials sector, contributed positively. These gains were partially offset by selection amongst high quality corporate bonds, which detracted from Fund performance.

Cross-sector positioning was positive, driven by the Fund’s exposure to the corporate bond sector, as spreads, or yield differentials to U.S. Treasuries, tightened during the Reporting Period. During the first quarter of 2018, however, these gains were slightly reversed, as one- to three-year corporate spreads widened substantially. In addition, the Fund’s exposure to U.S. Treasury swaps detracted from Fund performance.

42

FUND RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to Fund performance during the Reporting Period, largely due to tactical U.S. duration positioning. Overall, we maintained the Fund’s underweight U.S. duration position relative to that of the Bloomberg Barclays Index given our belief that global economic growth is likely to remain strong and that tightness in the labor market and easy financial conditions may warrant further monetary tightening in the U.S.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not use derivatives.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We increased the Fund’s exposure to commercial paper and certificates of deposit and reduced its exposure to industrials-related investment grade corporate bonds during the Reporting Period. Additionally, while the Fund’s overall duration positioning remained the same through the Reporting Period, we did make adjustments in weightings along the U.S. Treasury yield curve as market conditions changed. More specifically, we increased the Fund’s overweight to the three-month segment of the U.S. Treasury yield curve and reduced its underweight to the one-year segment of the U.S. Treasury yield curve.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2018?

A	At the end of the Reporting Period, the Fund had an emphasis on financials-related investment grade corporate bonds and cash and cash equivalents. Further, the Fund maintained a shorter U.S. duration position than that of the Bloomberg Barclays Index at the end of the Reporting Period, as we expected the Federal Reserve (the “Fed”) to further tighten monetary policy in 2018 should economic growth continue to improve.

43

FUND BASICS

Short-Term Conservative Income

as of March 31, 2018

PERFORMANCE REVIEW
April 1, 2017– March 31, 2018	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Short-Term Government/ Corporate Index[2]	ICE BofAML 3-6 Month US Treasury Bill Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]
Class A	1.04%	0.55%	1.08%	1.54%	1.51%
Institutional	1.40	0.55	1.08	1.94	1.87
Administration	1.24	0.55	1.08	1.69	1.62
Preferred	1.40	0.55	1.08	1.78	1.78

November 30, 2017– March 31, 2018
Class R6	0.43%	0.41%	0.44%	1.87%	1.83%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Index, an unmanaged index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds, and investment grade U.S. corporate bonds.

[3]	ICE BofAML 3-6 Month US Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90 to 180-day maturity. The Bank of America Merrill Lynch 3-6 Month U.S. Treasury Bill Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

44

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/18	One Year	Since Inception	Inception Date
Class A	-0.46%	-0.03%	10/31/16
Institutional	1.40	0.88	2/28/14
Administration	1.24	0.65	2/28/14
Preferred	1.40	1.36	10/31/16
Class R6	N/A	0.43	11/30/17

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional, Administration, Preferred and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.57%	1.54%
Institutional	0.20	1.20
Administration	0.45	1.45
Preferred	0.30	1.30
Class R6	0.20	1.19

6 The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least November 30, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

45

FUND BASICS

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits, commercial papers, and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

46

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Performance Summary

March 31, 2018

The following graph shows the value, as of March 31, 2018, of a $1,000,000 investment made on February 28, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Bloomberg Barclays Short-Term Government/Corporate Index and the ICE Bank of America Merrill Lynch 3-6 Month U.S. Treasury Bill Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Administration, Preferred and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Short-Term Conservative Income Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from February 28, 2014 through March 31, 2018.

Average Annual Total Return through March 31, 2018	One Year	Since Inception
Class A (Commenced October 31, 2016)
Excluding sales charges	1.04%	1.03%
Including sales charges	-0.46%	-0.03%

Institutional (Commenced February 28, 2014)	1.40%	0.88%

Administration (Commenced February 28, 2014)	1.24%	0.65%

Preferred (Commenced October 31, 2016)	1.40%	1.36%

Class R6 (Commenced November 30, 2017)	N/A	0.43%*

*	Total return for periods of less than one year represents cumulative total return.

47

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments

March 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 42.8%
Aerospace & Defense – 0.2%
Northrop Grumman Corp.
$1,188,000	3.500%		03/15/21	$1,201,944

Agriculture – 1.7%
BAT Capital Corp.(a)
7,625,000	2.297		08/14/20	7,475,932
Philip Morris International, Inc.
575,000	1.375		02/25/19	568,034

				8,043,966

Automotive – 0.8%
BMW US Capital LLC(a)
1,050,000	1.500		04/11/19	1,037,824
Daimler Finance North America LLC(a)
1,400,000	1.650		05/18/18	1,398,493
Ford Motor Credit Co. LLC
1,350,000	2.425		06/12/20	1,325,022

				3,761,339

Banks – 16.3%
ABN AMRO Bank NV(a)
2,100,000	2.650		01/19/21	2,066,488
Bank of America Corp.
1,150,000	2.625		10/19/20	1,142,059
3,050,000	2.151	(b)	11/09/20	2,989,855
(3M USD LIBOR + 0.660%)
1,375,000	2.369	(b)(c)	07/21/21	1,349,272
Banque Federative du Credit Mutuel SA(a)
1,150,000	2.000		04/12/19	1,140,274
700,000	2.200		07/20/20	685,210
BNP Paribas SA
900,000	2.375		05/21/20	889,463
BPCE SA
1,725,000	2.650		02/03/21	1,695,916
Capital One Financial Corp.(b)(c) (3M USD LIBOR + 0.720%)
1,300,000	2.487		01/30/23	1,290,585
Capital One NA(b)
625,000	1.850		09/13/19	614,404
Citibank NA(b)
5,050,000	2.125		10/20/20	4,938,498
Citigroup, Inc.
875,000	2.400		02/18/20	865,474
Citizens Bank NA/Providence RI(b)(c) (3M USD LIBOR + 0.540%)
1,175,000	2.557		03/02/20	1,176,129
Deutsche Bank AG
2,225,000	2.700		07/13/20	2,180,364
Discover Bank(b)
1,600,000	2.600		11/13/18	1,599,492
ING Bank NV(a)
1,725,000	2.750		03/22/21	1,704,132
JPMorgan Chase & Co.
1,275,000	2.200		10/22/19	1,262,607
1,775,000	2.750	(b)	06/23/20	1,765,088
(3M USD LIBOR + 0.630%)
3,925,000	2.390	(c)	01/28/19	3,937,207
Kreditanstalt fuer Wiederaufbau(d)
17,200,000	1.500		02/06/19	17,090,264

Corporate Obligations – (continued)
Banks – (continued)
Macquarie Bank Ltd.(a)(c) (3M USD LIBOR + 0.350%)
3,000,000	2.475		03/15/19	3,001,926
Morgan Stanley, Inc.
1,425,000	2.500		04/21/21	1,396,263
(3M USD LIBOR + 1.180%)
4,575,000	2.925	(b)(c)	01/20/22	4,630,250
MUFG Union Bank NA(b)
2,250,000	2.625		09/26/18	2,248,663
Nordea Bank AB(a)
1,900,000	2.500		09/17/20	1,870,976
Santander UK PLC
1,825,000	2.125		11/03/20	1,782,594
775,000	2.500		01/05/21	762,389
Sumitomo Mitsui Trust Bank Ltd.(a)
1,175,000	2.050		03/06/19	1,166,042
The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
1,625,000	2.300		03/05/20	1,600,520
The Huntington National Bank(c) (3M USD LIBOR + 0.510%)
1,175,000	2.581		03/10/20	1,178,651
UBS AG(a)(b)
2,600,000	2.200		06/08/20	2,547,971
US Bank NA(b)
1,175,000	1.400		04/26/19	1,160,473
Westpac Banking Corp.
2,425,000	2.300		05/26/20	2,390,049

				76,119,548

Beverages – 1.7%
Anheuser-Busch InBev Finance, Inc.(b)
3,975,000	3.300		02/01/23	3,977,922
Constellation Brands, Inc.
1,550,000	2.250		11/06/20	1,516,638
Molson Coors Brewing Co.
975,000	1.900		03/15/19	965,336
1,375,000	1.450		07/15/19	1,349,615

				7,809,511

Chemicals – 0.7%
E.I. du Pont de Nemours & Co.(c) (3M USD LIBOR + 0.530%)
825,000	2.303		05/01/20	830,285
The Sherwin-Williams Co.
1,175,000	2.250		05/15/20	1,155,498
1,300,000	2.750	(b)	06/01/22	1,266,167

				3,251,950

Computers – 1.2%
Dell International LLC/EMC Corp.(a)
2,600,000	3.480		06/01/19	2,611,760
DXC Technology Co.
550,000	2.875		03/27/20	546,936
Hewlett Packard Enterprise Co.(b)
2,550,000	3.600		10/15/20	2,573,591

				5,732,287

Diversified Financial Services – 1.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1,900,000	3.750		05/15/19	1,911,893

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Diversified Financial Services – (continued)
AIG Global Funding(a)
$1,950,000	1.950%		10/18/19	$1,925,841
675,000	2.150		07/02/20	662,119
American Express Credit Corp.(b)
3,675,000	2.375		05/26/20	3,627,332
International Lease Finance Corp.
600,000	6.250		05/15/19	620,594

				8,747,779

Electrical – 2.6%
American Electric Power Co., Inc.
1,475,000	2.150		11/13/20	1,442,993
CMS Energy Corp.
754,000	8.750		06/15/19	802,129
Commonwealth Edison Co.(b)
525,000	2.150		01/15/19	522,628
Dominion Energy, Inc.
1,150,000	1.900		06/15/18	1,148,632
300,000	1.600		08/15/19	294,836
Emera US Finance LP
1,375,000	2.150		06/15/19	1,358,420
Pinnacle West Capital Corp.
575,000	2.250		11/30/20	561,313
Public Service Enterprise Group, Inc.
1,950,000	1.600		11/15/19	1,905,203
Sempra Energy(b)(c) (3M USD LIBOR + 0.500%)
1,700,000	2.209		01/15/21	1,701,246
Southern Power Co.(b)
1,150,000	2.500		12/15/21	1,119,256
The Southern Co.
1,300,000	1.850		07/01/19	1,282,529

				12,139,185

Electronics(b) – 0.3%
Honeywell International, Inc.
1,400,000	1.850		11/01/21	1,348,913

Food & Drug Retailing(b) – 0.1%
Sysco Corp.
625,000	2.600		10/01/20	619,795

Gas(b) – 0.1%
NiSource Corp.
525,000	2.650		11/17/22	508,070

Healthcare Providers & Services – 1.8%
Abbott Laboratories(b)
1,275,000	2.900		11/30/21	1,261,509
Becton Dickinson & Co.
1,250,000	2.133		06/06/19	1,235,848
675,000	2.404		06/05/20	661,934
(3M USD LIBOR + 0.875%)
1,275,000	2.944	(b)(c)	12/29/20	1,276,350
Danaher Corp.
850,000	1.650		09/15/18	846,486
Humana, Inc.
1,550,000	2.500		12/15/20	1,520,296

Corporate Obligations – (continued)
Healthcare Providers & Services – (continued)
UnitedHealth Group, Inc.
1,500,000	1.950		10/15/20	1,465,382

				8,267,805

Insurance – 0.7%
Chubb INA Holdings, Inc.(b)
875,000	2.300		11/03/20	861,776
MetLife, Inc.
1,150,000	7.717		02/15/19	1,198,276
Reliance Standard Life Global Funding II(a)
1,375,000	2.500		04/24/19	1,369,089

				3,429,141

Internet(a) – 0.4%
Amazon.com, Inc.
1,825,000	1.900		08/21/20	1,786,884

Mining(a)(b) – 0.1%
Glencore Funding LLC
575,000	3.000		10/27/22	554,616

Miscellaneous Manufacturing(a) – 0.6%
Siemens Financieringsmaatschappij NV
2,750,000	1.300		09/13/19	2,690,092

Oil Field Services – 0.8%
EOG Resources, Inc.
1,125,000	5.625		06/01/19	1,158,313
Phillips 66(a)(b)(c) (3M USD LIBOR + 0.750%)
750,000	2.472		04/15/20	750,802
Schlumberger Finance Canada Ltd.(a)
850,000	2.200		11/20/20	838,555
Valero Energy Corp.
868,000	6.125		02/01/20	914,753

				3,662,423

Pharmaceuticals – 1.3%
CVS Health Corp.
275,000	1.900		07/20/18	274,423
925,000	3.125		03/09/20	925,933
1,325,000	2.800	(b)	07/20/20	1,315,544
475,000	3.350		03/09/21	477,585
2,200,000	2.125	(b)	06/01/21	2,125,429
(3M USD LIBOR + 0.630%)
525,000	2.687	(c)	03/09/20	526,969
(3M USD LIBOR + 0.720%)
375,000	2.777	(c)	03/09/21	377,818

				6,023,701

Pipelines – 2.4%
Columbia Pipeline Group, Inc.
825,000	2.450		06/01/18	824,473
Enbridge Energy Partners LP
846,000	5.200		03/15/20	873,274
Enterprise Products Operating LLC
1,450,000	5.250		01/31/20	1,504,810
Kinder Morgan Energy Partners LP
2,325,000	6.850		02/15/20	2,469,902

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pipelines – (continued)
Kinder Morgan, Inc.(b)
$625,000	3.050%		12/01/19	$623,384
Magellan Midstream Partners LP
1,075,000	6.400		07/15/18	1,085,304
1,225,000	6.550		07/15/19	1,278,096
Sabine Pass Liquefaction LLC(b)
2,300,000	6.250		03/15/22	2,495,726

				11,154,969

Real Estate Investment Trust(b) – 0.5%
American Tower Corp.
1,125,000	3.300		02/15/21	1,124,738
Digital Realty Trust LP
1,125,000	3.400		10/01/20	1,131,755

				2,256,493

Retailing(a) – 0.4%
Alimentation Couche-Tard, Inc.
1,800,000	2.350		12/13/19	1,778,919

Software(b) – 0.2%
Fiserv, Inc.
1,025,000	2.700		06/01/20	1,018,489

Supranational – 4.0%
African Development Bank
7,250,000	2.625		03/22/21	7,245,142
European Investment Bank
11,440,000	2.375		05/13/21	11,351,226

				18,596,368

Telecommunication Services – 1.7%
AT&T, Inc.
825,000	2.800	(b)	02/17/21	816,916
425,000	3.875		08/15/21	432,496
1,625,000	3.000		02/15/22	1,604,930
Verizon Communications, Inc.
676,000	2.625		02/21/20	672,815
4,050,000	1.750		08/15/21	3,865,331
425,000	3.000	(b)	11/01/21	421,707

				7,814,195

Trucking & Leasing(a) – 0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp.
1,625,000	2.875		07/17/18	1,625,642

TOTAL CORPORATE OBLIGATIONS
(Cost $202,364,718)				$199,944,024

Principal Amount	Interest Rate		Maturity Date	Value
Mortgage-Backed Obligations(a)(c) – 0.2%
Collateralized Mortgage Obligations – 0.2%
Sequential Floating Rate – 0.2%
Station Place Securitization Trust Series 2015-2, Class A (1M USD LIBOR + 1.050%)
$950,000	2.638%		05/15/18	$950,000
(Cost $950,000)

Asset-Backed Securities – 22.6%
Automotive – 6.6%
Ally Master Owner Trust Series 2015-2, Class A2
4,000,000	1.830		01/15/21	3,976,253
Ally Master Owner Trust Series 2017-3, Class A2
3,750,000	2.040		06/15/22	3,683,162
Ally Master Owner Trust Series 2018-1, Class A2
5,900,000	2.700		01/17/23	5,864,186
Chesapeake Funding II LLC Series 2016-2A, Class A1(a)
2,228,697	1.880		06/15/28	2,216,331
Ford Credit Auto Owner Trust Series 2016-2, Class A(a)
500,000	2.030		12/15/27	485,575
Ford Credit Floorplan Master Owner Trust Series 2017-2, Class A1
5,200,000	2.160		09/15/22	5,120,516
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1(a)
1,550,000	1.960		05/17/21	1,537,264
NextGear Floorplan Master Owner Trust Series 2018-1A, Class A1(a)(c) (1M USD LIBOR + 0.640%)
1,750,000	3.090		02/15/23	1,749,917
Nissan Master Owner Receivables Trust Series 2016-A, Class A2
1,200,000	1.540		06/15/21	1,183,956
Nissan Master Owner Trust Receivables Series 2017-C, Class A(c) (1M LIBOR + 0.320%)
3,100,000	2.097		10/17/22	3,102,323
Tesla Auto Lease Trust Series 2018-A, Class A(a)
1,653,217	2.320		12/20/19	1,650,242

				30,569,725

Credit Card – 7.7%
Bank of America Credit Card Trust Series 2014-A1, Class A(c) (1M LIBOR + 0.380%)
7,000,000	2.157		06/15/21	7,016,096
Barclays Dryrock Issuance Trust Series 2015-1, Class A
3,450,000	2.200		12/15/22	3,412,829
Barclays Dryrock Issuance Trust Series 2016-1, Class A
1,600,000	1.520		05/16/22	1,577,621
Capital One Multi-Asset Execution Trust Series 2016-A5, Class A5
2,100,000	1.660		06/17/24	2,017,611
CARDS II Trust Series 2016-1A, Class A(a)(c) (1M LIBOR + 0.700%)
2,150,000	2.477		07/15/21	2,153,327
Chase Issuance Trust Series 2016-A2, Class A
2,900,000	1.370		06/15/21	2,858,109
Chase Issuance Trust Series 2016-A5, Class A5
3,950,000	1.270		07/15/21	3,884,539
Evergreen Credit Card Trust Series 2016-1, Class A(a)(c) (1M LIBOR + 0.720%)
3,350,000	2.497		04/15/20	3,350,784
Golden Credit Card Trust Series 2016-5A, Class A(a)
2,800,000	1.600		09/15/21	2,755,379
Golden Credit Card Trust Series 2017-2A, Class A(a)
800,000	1.980		04/15/22	786,768
Master Credit Card Trust II Series 2017-1A, Class A(a)
2,600,000	2.260		07/21/21	2,574,049

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Credit Card – (continued)
Trillium Credit Card Trust II Series 2016-1A, Class A(a)(c) (1M LIBOR + 0.720%)
$3,650,000	2.592%	05/26/21	$3,650,245

			36,037,357

Home Equity(c) – 0.0%
Amresco Residential Securities Mortgage Loan Trust Series 1998-2, Class M1F
1,057	6.745	06/25/28	1,917
Centex Home Equity Series 2004-D, Class MV3 (1M USD LIBOR + 1.000%)
64,595	3.121	09/25/34	66,111
Morgan Stanley ABS Capital I Series 2004-HE4, Class M3 (1M USD LIBOR + 2.250%)
26,537	3.871%	05/25/34	26,612

			94,640

Manufactured Housing – 0.0%
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
6,126	4.350	04/15/40	6,154

Student Loan(c) – 8.3%
ECMC Group Student Loan Trust Series 2016-1A, Class A(a) (1M USD LIBOR + 1.350%)
2,010,678	2.911	07/26/66	2,037,168
ECMC Group Student Loan Trust Series 2017-1A, Class A(a) (1M USD LIBOR + 1.200%)
3,360,916	2.821	12/27/66	3,401,575
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(a) (1M USD LIBOR + 0.800%)
1,526,566	2.421	06/25/26	1,527,260
Educational Services of America, Inc. Series 2010-1, Class A1(a) (3M USD LIBOR + 0.850%)
857,782	2.217	07/25/23	859,342
Educational Services of America, Inc. Series 2014-1, Class A(a) (1M USD LIBOR + 0.700%)
1,809,053	2.321	02/25/39	1,785,508
GCO Education Loan Funding Master Trust II Series 2007-1A, Class A6L(a) (3M LIBOR + 0.110%)
1,990,677	2.054	11/25/26	1,978,273
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
1,450,000	2.267	07/25/45	1,452,457
Missouri Higher Education Loan Authority Series 2011-1, Class A1 (3M USD LIBOR + 0.850%)
3,092,250	2.525	06/25/36	3,110,505
Navient Student Loan Trust Series 2016-5A, Class A(a) (1M USD LIBOR + 1.250%)
4,433,594	2.871	06/25/65	4,542,873
Navient Student Loan Trust Series 2016-7A, Class A(a) (1M USD LIBOR + 1.150%)
2,210,718	2.771	03/25/66	2,245,154
Navient Student Loan Trust Series 2017-2A, Class A(a) (1M USD LIBOR + 1.050%)
3,602,275	2.671	12/27/66	3,650,725

Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
Nelnet Student Loan Trust Series 2005-4, Class A3 (3M USD LIBOR + 0.130%)
73,618	1.788	06/22/26	73,609
Nelnet Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.100%)
1,656,618	1.467	01/25/30	1,653,774
Northstar Education Finance, Inc. Series 2012-1, Class A(a) (1M USD LIBOR + 0.700%)
1,421,055	2.321	12/26/31	1,430,057
SLC Student Loan Center Series 2011-1, Class A(a) (1M USD LIBOR + 1.220%)
5,979,972	2.841	10/25/27	6,059,086
SLM Student Loan Trust Series 2003-14, Class A5 (3M USD LIBOR + 0.230%)
99,212	1.597	01/25/23	99,217
SLM Student Loan Trust Series 2004-1, Class A3 (3M USD LIBOR + 0.210%)
412,802	1.577	04/25/23	412,887
SLM Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.110%)
663,279	1.477	07/25/25	663,289
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2 (3M USD LIBOR + 0.850%)
755,183	2.185	10/01/24	758,840
Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
1,100,000	2.227	05/01/35	1,089,847
Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
132,173	1.497	01/26/26	132,116

			38,963,562

TOTAL ASSET-BACKED SECURITIES
(Cost $105,922,017)			$105,671,438

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligation(b)(c) – 0.1%
Utah – 0.1%
Utah State Board of Regents Student Loan RB (Taxable) Series 2011, Class A2
$668,546	2.227%	05/01/29	$667,770
(Cost $669,772)

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation(e) – 0.5%
United States Treasury Note
$2,240,000	1.375%	04/30/21	$2,171,725
(Cost $2,231,838)

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Shares	Distribution Rate	Value
Investment Company(f) – 1.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,689,869	1.609%	$5,689,869
(Cost $5,689,869)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $317,828,214)		$315,094,826

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 31.7%
Certificates of Deposit – 7.3%
Credit Suisse New York(c) (1M USD LIBOR + 0.320%)
$3,000,000	2.192%	09/20/18	$2,999,251
Mizuho Bank Ltd.(c) (3M USD LIBOR + 0.500%)
1,500,000	2.786	09/24/18	1,501,071
National Bank of Canada(c) (1M USD LIBOR + 0.230%)
2,500,000	2.071	09/21/18	2,498,341
Natixis NY(c) (3M USD LIBOR + 0.200%)
3,000,000	2.033	11/14/18	3,003,749
Nordea Bank AB NY(c) (3M USD LIBOR + 0.400%)
3,200,000	2.702	03/27/20	3,200,000
Sanofi(g)
5,000,000	0.000	04/12/18	4,996,568
Standard Chartered Bank(c) (3M USD LIBOR + 0.200%)
3,000,000	1.922	10/31/18	3,003,555
Sumitomo Mitsui Trust Bank Ltd.(c) (3M USD LIBOR + 0.370%)
5,000,000	2.101	01/17/19	4,996,874
Suncor Energy, Inc.(g)
4,000,000	0.000	05/02/18	3,991,341
The Toronto Dominion Bank
4,000,000	1.981	02/08/19	3,994,567

			34,185,317

Commercial Paper(g) – 24.4%
Albion Capital Corp.
2,500,000	0.000	04/23/18	2,496,724
Alpine Securitization Ltd.
1,000,000	0.000	07/25/18	992,012
Atlantic Asset Securitization Corp.
5,500,000	0.000	05/22/18	5,483,285
3,000,000	0.000	06/21/18	2,984,026
Barton Capital Corp.
5,000,000	0.000	05/16/18	4,986,027
Bayerische Landesbank
3,750,000	0.000	04/16/18	3,746,513
2,500,000	0.000	08/23/18	2,493,742
BPCE SA(g)
3,800,000	0.000	05/10/18	3,791,608
Canadian Imperial Bank of Commerce
1,000,000	0.000	07/16/18	999,895
Dominion Resources, Inc.
763,000	0.000	06/22/18	758,520
E.I. Dupont(g)
3,000,000	0.000	04/16/18	2,996,757

Short-term Investments – (continued)
Commercial Paper(g) – (continued)
Electricite de France SA
3,000,000	0.000	04/10/18	2,997,926
2,081,000	0.000	04/27/18	2,077,201
Ford Motor Credit Co. LLC
2,500,000	0.000	07/10/18	2,482,619
3,000,000	0.000	02/20/19	2,921,526
Gotham Funding Corp.
5,500,000	0.000	04/03/18	5,498,726
HP, Inc.
1,347,000	0.000	04/27/18	1,344,946
ING Funding LLC(c)
2,000,000	0.000	05/11/18	2,000,475
Liberty Funding LLC
5,000,000	0.000	05/15/18	4,986,958
Macquarie Bank Ltd.
5,000,000	0.000	05/21/18	4,984,866
2,000,000	0.000	11/07/18	1,970,477
Marriott International, Inc.
3,500,000	0.000	04/12/18	3,497,154
1,581,000	0.000	05/04/18	1,577,367
Matchpoint Finance PLC
5,000,000	0.000	05/21/18	4,984,527
Nederlandse Wtrschbnk
5,500,000	0.000	04/09/18	5,496,874
Nieuw Amsterdam Receivables Corp.
5,500,000	0.000	05/31/18	5,479,210
Old Line Funding LLC
5,000,000	0.000	05/29/18	4,982,547
Omnicom Capital, Inc.
692,000	0.000	05/04/18	690,410
Potash Corp. of Saskatchewan, Inc.
1,165,000	0.000	05/31/18	1,160,140
1,210,000	0.000	06/15/18	1,203,566
Schlumberger Holding
3,000,000	0.000	05/01/18	2,993,980
Sempra Energy Holding
1,272,000	0.000	06/20/18	1,264,736
Societe Generale SA
5,000,000	0.000	05/31/18	4,982,596
Southern Co.
1,111,000	0.000	06/21/18	1,104,566
UBS AG London(a)(c)
2,000,000	0.000	06/15/18	2,000,728
VW Credit, Inc.
1,532,000	0.000	04/09/18	1,531,033
1,500,000	0.000	04/25/18	1,497,483
2,947,000	0.000	06/27/18	2,927,992

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – (continued)
Whirlpool Corp.
$3,450,000	0.000%	05/21/18	$3,438,069

			113,807,807

TOTAL SHORT-TERM INVESTMENTS
(Cost $148,036,047)			$147,993,124

TOTAL INVESTMENTS – 99.1%
(Cost $465,864,261)			$463,087,950

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%			4,431,665

NET ASSETS – 100.0%			$467,519,615

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $97,667,737, which represents approximately 20.9% of the Fund’s net assets as of March 31, 2018. The liquidity determination is unaudited.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2018.
(d)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $17,090,264, which represents approximately 3.7% of the Fund’s net assets as of March 31, 2018.
(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(f)	Represents an affiliated issuer.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
Eurodollars	(76)	06/18/18	$(18,563,000)	$133,775
Eurodollars	(76)	09/17/18	(18,548,750)	129,974
Eurodollars	(76)	12/17/18	(18,525,950)	132,824
Eurodollars	(157)	03/18/19	(38,233,425)	434,412
Eurodollars	(173)	06/17/19	(42,093,063)	510,467
Eurodollars	(124)	09/16/19	(30,155,250)	389,307
Eurodollars	(124)	12/16/19	(30,136,650)	392,139
Eurodollars	(132)	03/16/20	(32,077,650)	383,746
Eurodollars	(79)	06/15/20	(19,197,000)	225,171
Eurodollars	(51)	09/14/20	(12,391,725)	83,395
Eurodollars	(51)	12/14/20	(12,388,537)	79,232
Eurodollars	(27)	03/15/21	(6,558,975)	20,188
2 Year U.S. Treasury Notes	(35)	06/29/18	(7,441,328)	288
5 Year U.S. Treasury Notes	(258)	06/29/18	(29,530,922)	(115,487)
TOTAL FUTURES CONTRACTS				$2,799,431

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 32.1%
Collateralized Mortgage Obligations – 2.3%
Interest Only(a) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(b)
$10,062	0.000%	08/25/33	$—
CS First Boston Mortgage-Backed Pass-Through Certificates Series 2003-AR18, Class 2X(b)
13,973	0.000	07/25/33	—
FNMA STRIPS Series 151, Class 2
515	9.500	07/25/22	50
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(b)
15,016	0.123	08/25/33	75
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(b)
2,833	0.320	07/25/33	48

			173

Inverse Floaters(b) – 0.0%
GNMA REMIC Series 2002-13, Class SB (-5x1M LIBOR + 37.567%)
31,115	29.230	02/16/32	44,151

Principal Only(c) – 0.0%
FNMA REMIC Series G-35, Class N
1,384	0.000	10/25/21	1,349

Regular Floater(b) – 0.8%
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A (1M LIBOR + 0.450%)
1,069,001	2.333	10/07/20	1,072,383
NCUA Guaranteed Notes Trust Series 2010-R2, Class 2A (1M LIBOR + 0.470%)
1,699,727	2.348	11/05/20	1,706,832

			2,779,215

Sequential Fixed Rate – 1.4%
FHLMC REMIC Series 2329, Class ZA
453,959	6.500	06/15/31	502,448
FHLMC REMIC Series 4273, Class PD
725,735	6.500	11/15/43	825,859
FNMA REMIC Series 2011-52, Class GB
716,178	5.000	06/25/41	769,818
FNMA REMIC Series 2011-99, Class DB
714,603	5.000	10/25/41	767,421
FNMA REMIC Series 2012-111, Class B
98,924	7.000	10/25/42	112,713
FNMA REMIC Series 2012-153, Class B
408,373	7.000	07/25/42	466,136
GNMA REMIC Series 2002-42, Class KZ
1,192,122	6.000	06/16/32	1,290,415

			4,734,810

Sequential Floating Rate(b) – 0.1%
FHLMC REMIC Series 1760, Class ZB (10Y CMT – 0.600%)
66,726	1.990	05/15/24	65,812

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
Merrill Lynch Mortgage Investors Trust Series 2004-E, Class A2B (6M USD LIBOR + 0.720%)
242,077	2.211	11/25/29	243,429

			309,241

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$7,868,939

Commercial Mortgage-Backed Securities(b) – 0.1%
Sequential Floating Rate – 0.1%
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
$367,227	6.101%	12/10/49	366,852

Federal Agencies – 29.7%
Adjustable Rate FHLMC(b) – 0.2%
(1 year CMT + 2.224%)
87,981	3.474	11/01/32	92,212
(1 year CMT + 2.250%)
499,600	3.425	09/01/33	525,149

			617,361

Adjustable Rate FNMA(b) – 0.7%
(12M USD LIBOR + 1.670%)
19,686	3.420	11/01/32	20,421
(12M USD LIBOR + 1.591%)
36,652	3.466	12/01/32	37,921
(12M USD LIBOR + 1.143%)
643,421	2.913	05/01/33	656,300
(12M USD LIBOR + 1.663%)
18,551	3.374	06/01/33	19,575
(1 year CMT + 2.216%)
540,161	3.413	10/01/33	561,358
(1 year CMT + 2.196%)
560,651	3.610	02/01/35	589,136
(12M USD LIBOR + 1.489%)
470,125	3.239	09/01/35	486,580

			2,371,291

Adjustable Rate GNMA(b) – 0.6% (1 year CMT + 1.500%)
33,896	2.625	06/20/23	34,281
16,746	2.750	07/20/23	16,912
15,798	2.750	08/20/23	15,957
40,278	2.750	09/20/23	40,692
14,165	2.375	03/20/24	14,353
122,284	2.625	04/20/24	124,378
13,907	2.625	05/20/24	14,256
118,286	2.625	06/20/24	119,885
71,614	2.750	07/20/24	72,489
97,630	2.750	08/20/24	98,820
29,248	2.750	09/20/24	29,608
40,547	3.125	11/20/24	41,090
42,895	3.125	12/20/24	43,477
27,937	2.375	01/20/25	28,354
14,942	2.375	02/20/25	15,168
55,016	2.625	05/20/25	55,860
45,727	2.750	07/20/25	46,366

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(b) – (continued)
$19,529	2.375%	02/20/26	$19,860
1,049	2.750	07/20/26	1,066
53,643	2.375	01/20/27	54,635
20,596	2.375	02/20/27	20,992
155,500	2.625	04/20/27	158,405
14,646	2.625	05/20/27	14,922
20,796	2.625	06/20/27	21,190
8,168	3.125	11/20/27	8,319
25,429	3.125	12/20/27	25,921
54,835	2.375	01/20/28	55,932
19,011	2.375	02/20/28	19,394
20,699	2.375	03/20/28	21,104
83,579	2.750	07/20/29	85,263
54,719	2.750	08/20/29	55,873
10,514	2.750	09/20/29	10,737
46,741	3.125	10/20/29	47,729
61,607	3.125	11/20/29	62,916
13,163	3.125	12/20/29	13,444
18,037	2.375	01/20/30	18,446
7,764	2.375	02/20/30	7,941
47,489	2.375	03/20/30	48,574
56,872	2.625	04/20/30	58,168
146,064	2.625	05/20/30	149,419
14,866	2.625	06/20/30	15,221
139,114	2.750	07/20/30	142,086
20,818	2.750	09/20/30	21,266
45,699	3.125	10/20/30	46,763
80,342	2.375	03/20/32	82,353

			2,099,885

FHLMC – 1.1%
2,728	5.500	06/01/18	2,731
554	4.500	09/01/18	556
12,270	5.000	06/01/19	12,418
21	10.000	07/01/20	21
16,026	6.500	07/01/21	16,872
1,400	6.500	08/01/22	1,468
26,719	9.000	10/01/22	28,813
77,243	4.500	10/01/23	80,903
389,750	5.000	08/01/24	408,298
34,679	6.500	07/01/28	36,259
403,943	4.500	03/01/29	423,084
4,075	8.000	07/01/30	4,804
3,475	7.500	12/01/30	3,481
29,418	7.000	04/01/31	31,934
16,742	5.000	08/01/33	18,071
3,109	5.000	09/01/33	3,356
6,924	5.000	10/01/33	7,474
13,579	5.500	09/01/34	14,894
1,613	6.000	10/01/34	1,622
4,245	5.000	11/01/34	4,582
242,986	5.000	12/01/34	262,261
786	5.500	03/01/35	860
11,943	5.000	07/01/35	12,890
1,691	5.500	07/01/35	1,852
3,277	5.000	11/01/35	3,537

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
2,883	5.500	11/01/35	3,195
23,567	5.000	12/01/35	25,517
48,589	5.500	01/01/36	53,841
169	5.500	02/01/36	187
1,552	6.000	06/01/36	1,691
31,013	5.000	02/01/37	33,256
3,071	5.000	03/01/38	3,313
68,207	5.500	03/01/38	74,996
29,885	5.500	04/01/38	32,859
5,483	5.500	11/01/38	6,134
8,199	5.500	12/01/38	8,961
346,078	7.000	02/01/39	397,415
2,106	5.500	03/01/39	2,307
153,250	5.000	07/01/39	165,612
3,311	5.500	10/01/39	3,640
7,923	5.500	03/01/40	8,695
17,351	4.000	06/01/40	17,984
17,739	5.500	06/01/40	19,505
8,694	5.000	08/01/40	9,390
623,825	5.500	08/01/40	682,641
2,496	4.500	11/01/40	2,637
178,260	4.000	02/01/41	184,541
1,333	5.000	04/01/41	1,445
8,068	5.000	06/01/41	8,712
339,921	5.000	07/01/41	365,746
11,893	4.000	11/01/41	12,314
19,131	3.000	05/01/42	18,837
18,763	3.000	08/01/42	18,474
21,944	3.000	01/01/43	21,582
75,433	3.000	02/01/43	74,190

			3,642,658

FNMA – 16.0%
770	4.500	08/01/18	772
5,942	5.000	09/01/18	5,951
55,044	5.000	10/01/18	55,278
9,139	6.500	08/01/19	10,199
5,240	9.500	10/01/20	5,264
138,562	5.500	02/01/23	150,420
243,532	5.500	08/01/23	264,373
73,927	6.000	11/01/28	82,673
4,915	6.500	11/01/28	5,172
47,908	7.000	07/01/31	52,188
821	5.500	03/01/33	900
3,772	6.000	03/01/33	4,239
2,828,855	5.500	04/01/33	3,112,843
1,822	6.000	05/01/33	2,030
5,069	5.000	07/01/33	5,470
550,391	5.500	07/01/33	586,166
21,547	5.000	08/01/33	23,204
4,266	5.500	09/01/33	4,681
19,836	5.500	12/01/33	21,773
908	6.000	12/01/33	1,019
5,146	5.500	02/01/34	5,646
1,241	5.500	03/01/34	1,365
1,030	5.500	04/01/34	1,135

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$6,909	5.500%	05/01/34		$7,596
51	5.500	06/01/34		56
7,192	5.500	08/01/34		7,925
4,024	5.500	09/01/34		4,422
3,509	5.500	10/01/34		3,845
2,442	5.500	11/01/34		2,682
33,506	5.500	12/01/34		36,771
6,474	5.500	04/01/35		7,104
162,796	6.000	04/01/35		182,370
4,546	5.000	05/01/35		4,936
3,339	5.500	05/01/35		3,655
6,653	5.000	07/01/35		7,177
7,085	5.500	07/01/35		7,794
2,096	5.000	08/01/35		2,265
638	5.500	08/01/35		703
6,365	5.500	09/01/35		7,016
70,693	6.000	10/01/35		79,198
36,288	6.000	11/01/35		40,483
2,995	5.500	12/01/35		3,301
119	5.500	02/01/36		130
37,597	6.000	03/01/36		42,157
54,045	6.000	04/01/36		60,549
2,404	4.500	07/01/36		2,540
410	5.500	02/01/37		451
13,847	5.500	04/01/37		15,270
195	5.500	06/01/37		215
716,131	5.500	08/01/37		783,094
194,530	6.000	10/01/37		217,647
242	5.500	12/01/37		266
9,483	5.500	02/01/38		10,376
3,485	5.500	03/01/38		3,836
6,835	6.000	03/01/38		7,650
17,412	5.500	04/01/38		19,204
5,049	5.500	05/01/38		5,567
535	5.500	06/01/38		589
1,109	5.500	07/01/38		1,219
1,007	5.500	08/01/38		1,108
1,037	5.500	09/01/38		1,142
325	5.500	12/01/38		358
6,334	5.500	02/01/39		6,988
221,452	7.000	03/01/39		254,409
2,864	4.500	04/01/39		3,027
10,373	4.500	05/01/39		10,987
5,201	5.500	06/01/39		5,722
5,623	4.000	08/01/39		5,827
23,804	4.500	08/01/39		25,213
49,723	5.000	09/01/39		53,548
4,616	5.500	11/01/39		5,078
433,558	4.500	12/01/39		459,233
232,051	5.000	07/01/40		253,470
319,299	5.000	03/01/41		343,862
76,333	5.000	04/01/41		82,425
165,395	4.500	05/01/41		174,741
12,713	5.000	06/01/41		13,915
120,838	5.000	07/01/41		130,134
147,160	4.500	08/01/41		155,576

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
150,590	5.000	10/01/41		162,175
244,563	5.000	04/01/42		263,377
155,997	4.500	08/01/42		165,211
17,154	3.000	11/01/42		16,911
207,451	3.000	12/01/42		204,518
547,385	3.000	01/01/43		539,650
103,680	3.000	02/01/43		102,214
627,367	3.000	03/01/43		618,550
1,025,268	3.000	04/01/43		1,011,090
704,435	3.000	05/01/43		694,695
124,090	3.000	06/01/43		122,374
1,089,291	3.000	07/01/43		1,074,229
2,957,854	4.500	10/01/44		3,113,141
1,403,105	4.500	04/01/45		1,487,949
157,140	4.500	05/01/45		166,642
958,669	4.500	06/01/45		1,010,497
865,715	4.000	11/01/45		890,558
104,552	4.000	01/01/46		107,552
276,575	4.000	03/01/46		284,404
184,539	4.000	06/01/46		189,701
46,596	4.000	08/01/46		47,899
300,407	4.000	10/01/46		308,810
18,478,979	4.500	01/01/48		19,368,280
1,000,000	3.500	TBA-30yr	(d)	1,002,109
13,000,000	4.500	TBA-30yr	(d)	13,611,406

				54,533,525

GNMA – 11.1%
68,665	7.000	12/15/27		74,384
13,401	6.500	08/15/28		14,990
86,860	6.000	01/15/29		96,899
152,480	7.000	10/15/29		172,847
43,231	5.500	11/15/32		47,370
746,874	5.500	12/15/32		822,639
23,524	5.500	01/15/33		25,636
59,049	5.500	02/15/33		64,459
59,025	5.500	03/15/33		64,432
60,153	5.500	07/15/33		65,565
28,198	5.500	08/15/33		30,781
18,539	5.500	09/15/33		20,238
40,042	5.500	04/15/34		43,714
9,759	5.500	05/15/34		10,654
383,257	5.500	06/15/34		418,411
265,461	5.500	09/15/34		289,811
254,944	5.500	12/15/34		278,328
198,241	5.500	01/15/35		216,425
162,238	5.000	03/15/38		174,136
1,575	5.000	11/15/38		1,699
9,709	4.000	02/20/41		10,073
14,782	4.000	11/20/41		15,367
2,445	4.000	01/20/42		2,542
7,846	4.000	04/20/42		8,157
4,381	4.000	10/20/42		4,553
589,429	4.000	08/20/43		612,568
5,952,523	4.000	10/20/43		6,180,626
8,482	4.000	03/20/44		8,788

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$10,248	4.000%	05/20/44		$10,618
711,093	4.000	11/20/44		736,343
3,216,269	4.000	06/20/45		3,330,472
2,310,375	4.000	07/20/45		2,392,411
533,710	4.000	09/20/45		552,327
1,690,324	4.000	10/20/45		1,750,079
826,361	4.000	01/20/46		854,412
373,421	4.000	02/20/46		386,096
796,563	4.000	04/20/47		821,114
1,919,859	4.000	07/20/47		1,974,830
3,911,086	4.000	08/20/47		4,023,072
140,656	4.000	10/20/47		144,705
842,147	4.000	12/20/47		866,720
10,000,000	4.000	TBA-30yr	(d)	10,275,001

				37,894,292

TOTAL FEDERAL AGENCIES				$101,159,012

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $109,411,445)				$109,394,803

Principal Amount	Interest Rate	Maturity Date		Value
Agency Debentures – 11.0%
FHLB
$2,200,000	1.875%	03/13/20		$2,179,672
3,700,000	2.125	06/09/23		3,588,319
2,100,000	3.375	09/08/23		2,164,552
300,000	3.375	12/08/23		309,956
FNMA
1,400,000	1.875	09/24/26		1,289,358
2,600,000	6.250	05/15/29		3,378,154
4,000,000	6.625	11/15/30		5,473,560
Hashemite Kingdom of Jordan Government AID Bond(e)
4,600,000	2.503	10/30/20		4,598,574
Israel Government AID Bond(e)
1,400,000	5.500	09/18/23		1,589,154
500,000	5.500	12/04/23		570,560
700,000	5.500	04/26/24		804,272
NCUA Guaranteed Notes Series A4
3,400,000	3.000	06/12/19		3,428,291
New Valley Generation V
1,408,789	4.929	01/15/21		1,472,998
Tennessee Valley Authority
6,500,000	3.875	02/15/21		6,746,740

TOTAL AGENCY DEBENTURES
(Cost $37,956,942)				$37,594,160

Principal Amount	Interest Rate	Maturity Date		Value
Asset-Backed Securities – 11.8%
Automotive – 4.0%
Ally Master Owner Trust Series 2018-1, Class A2
$4,100,000	2.700%	01/17/23		$4,075,113

Asset-Backed Securities – (continued)
Automotive – (continued)
Avis Budget Rental Car Funding AESOP LLC Series 2015-2A, Class A(f)
2,150,000	2.630	12/20/21		2,129,919
Chesapeake Funding II LLC Series 2017-2A, Class A1(f)
1,786,791	1.990	05/15/29		1,768,737
Ford Credit Auto Owner Trust Series 2016-2, Class A(f)
400,000	2.030	12/15/27		388,460
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1(f)
2,000,000	1.650	05/15/20		1,997,992
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1(f)
1,250,000	1.960	05/17/21		1,239,729
Mercedes-Benz Master Owner Trust Series 2017-BA, Class A(b)(f) (1M LIBOR + 0.420%)
1,850,000	2.197	05/16/22		1,855,857

				13,455,807

Other – 0.0%
Small Business Administration
2,335	6.300	05/01/18		2,341
2,340	6.300	06/01/18		2,351

				4,692

Student Loan(b) – 7.8%
Access Group, Inc. Series 2005-2, Class A3 (3M USD LIBOR + 0.180%)
405,319	1.626	11/22/24		405,316
Access Group, Inc. Series 2015-1, Class A(f) (1M USD LIBOR + 0.700%)
576,903	2.321	07/25/56		580,941
ECMC Group Student Loan Trust Series 2016-1A, Class A(f) (1M USD LIBOR + 1.350%)
1,472,104	2.911	07/26/66		1,491,498
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(f) (1M USD LIBOR + 0.800%)
1,209,013	2.421	10/25/56		1,213,598
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(f) (1M USD LIBOR + 0.800%)
2,750,000	2.421	04/26/32		2,700,945
GCO Education Loan Funding Master Trust II Series 2007-1A, Class A6L(f) (3M LIBOR + 0.110%)
1,416,443	2.054	11/25/26		1,407,617
Higher Education Funding I Series 2014-1, Class A(f) (3M USD LIBOR + 1.050%)
1,363,685	2.512	05/25/34		1,373,626
Navient Student Loan Trust Series 2016-5A, Class A(f) (1M USD LIBOR + 1.250%)
3,335,364	2.871	06/25/65		3,417,574
Navient Student Loan Trust Series 2016-7A, Class A(f) (1M USD LIBOR + 1.150%)
1,543,332	2.771	03/25/66		1,567,371
Navient Student Loan Trust Series 2017-4A, Class A2(f) (1M USD LIBOR + 0.500%)
850,000	2.121	09/27/66		854,281
Navient Student Loan Trust Series 2017-5A, Class A(f) (1M USD LIBOR + 0.800%)
3,305,195	2.421	07/26/66		3,326,166

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan(b) – (continued)
Nelnet Student Loan Trust Series 2005-4, Class A3 (3M USD LIBOR + 0.130%)
$60,925	1.788%	06/22/26	$60,918
Nelnet Student Loan Trust Series 2013-5A, Class A(f) (1M USD LIBOR + 0.630%)
308,558	2.251	01/25/37	309,188
North Carolina State Education Assistance Authority Series 2010-1, Class A1(3M USD LIBOR + 0.900%)
652,807	2.267	07/25/41	651,339
PHEAA Student Loan Trust Series 2016-1A, Class A(f) (1M USD LIBOR + 1.150%)
1,566,402	2.771	09/25/65	1,589,738
Scholar Funding Trust Series 2013-A, Class A(f) (1M USD LIBOR + 0.650%)
1,862,716	2.298	01/30/45	1,847,035
SLM Student Loan Trust Series 2003-14, Class A5 (3M USD LIBOR + 0.230%)
81,958	1.597	01/25/23	81,962
SLM Student Loan Trust Series 2004-8A, Class A6(f) (3M USD LIBOR + 0.630%)
850,000	1.997	01/25/40	849,638
SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
1,834,055	3.067	07/25/23	1,883,293
Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
800,000	2.227	05/01/35	792,616
Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
118,956	1.497	01/26/26	118,904

			26,523,564

TOTAL ASSET-BACKED SECURITIES
(Cost $39,810,976)			$39,984,063

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations – 2.0%
Alaska(b)(g) – 0.7%
Alaska State Student Loan Corp. Series 2013, Class A (1M USD LIBOR + 0.500%)
$2,310,886	2.121%	08/25/31	$2,313,435

New Hampshire(b)(g) – 0.4%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3(3M USD LIBOR + 0.850%)
1,200,000	2.217	10/25/37	1,198,478

New Jersey – 0.7%
New Jersey Economic Development Authority Series A
2,000,000	7.425	02/15/29	2,473,160

Texas(b)(g) – 0.2%
Brazos Higher Education Authority, Inc. Series 2005-2, Class I-A12(3M USD LIBOR + 0.160%)
727,481	1.835	03/27/23	724,341

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $6,210,543)			$6,709,414

U.S. Treasury Obligations – 39.4%
United States Treasury Bonds
$3,830,000	3.625 (h)	02/15/44	$4,291,630
3,320,000	3.125	08/15/44	3,419,766
3,200,000	3.000	11/15/44	3,222,304
1,570,000	2.875	08/15/45	1,542,164
16,190,000	2.875	11/15/46	15,881,257
60,000	3.000	05/15/47	60,302
United States Treasury Notes
9,050,000	1.250	11/30/18	9,003,302
13,700,000	1.250	12/31/18	13,617,115
3,180,000	1.625	03/15/20	3,139,868
5,030,000	1.375	03/31/20	4,940,013
3,570,000	1.375	04/30/21	3,461,186
7,640,000	1.125	06/30/21	7,329,892
7,090,000	1.125	07/31/21	6,792,007
820,000	1.875	01/31/22	801,468
5,920,000	1.875	04/30/22	5,773,421
140,000	1.750	05/31/22	135,769
500,000	2.000 (h)	07/31/22	489,370
1,810,000	1.875	10/31/22	1,758,524
19,300,000	2.125	07/31/24	18,698,420
5,670,000	2.125	09/30/24	5,486,179
3,600,000	2.125	11/30/24	3,478,896
1,850,000	2.250	12/31/24	1,800,975
500,000	2.125	05/15/25	481,565
400,000	2.000	08/15/25	381,224
9,180,000	1.625	05/15/26	8,444,865
70,000	2.250	02/15/27	67,293
United States Treasury Strip Coupon(c)
6,400,000	0.000	11/15/35	3,813,504
3,200,000	0.000	02/15/36	1,895,616
1,300,000	0.000	05/15/36	763,139
6,000,000	0.000	11/15/37	3,363,540

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $136,566,943)			$134,334,574

Shares	Distribution Rate		Value
Investment Company(i) – 1.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,126,717	1.609%		$5,126,717
(Cost $5,126,717)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $335,083,566)			$333,143,731

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 4.3%
Commercial Paper(c) – 4.3%
Dominion Resources, Inc.
$542,000	0.000%	06/22/18	$538,817

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – (continued)
Commercial Paper(c) – (continued)
Eastman Chemical Co.
$250,000	0.000%	04/27/18	$249,544
Gotham Funding Corp.
1,709,000	0.000	06/25/18	1,699,149
HP, Inc.
957,000	0.000	04/27/18	955,541
Kells Funding LLC
1,708,000	0.000	06/29/18	1,698,022
Liberty Funding LLC
2,567,000	0.000	06/26/18	2,552,334
Marriott International, Inc.
1,123,000	0.000	05/04/18	1,120,419
Omnicom Capital, Inc.
497,000	0.000	05/04/18	495,858
Sempra Energy Holdings
903,000	0.000	06/27/18	897,334
The Southern Co.
787,000	0.000	06/21/18	782,442
Versailles Commercial Paper LLC
1,866,000	0.000	07/09/18	1,853,316
Victory Receivables
1,709,000	0.000	06/22/18	1,699,550

TOTAL SHORT-TERM INVESTMENTS
(Cost $14,543,414)			$14,542,326

TOTAL INVESTMENTS – 102.1%
(Cost $349,626,980)			$347,686,057

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.1)%			(7,064,614)

NET ASSETS – 100.0%			$340,621,443

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is that which is in effect on March 31, 2018.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $24,888,516 which represents approximately 7.3% of the Fund’s net assets as of March 31, 2018.
(e)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $7,562,560, which represents approximately 2.2% of the Fund’s net assets as of March 31, 2018.
(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $31,909,910, which represents approximately 9.4% of the Fund’s net assets as of March 31, 2018. The liquidity determination is unaudited.
(g)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(i)	Represents an affiliated issuer.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
NCUA	—National Credit Union Administration
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2018, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA	3.000%	TBA-30yr	04/12/48	$2,000,000	$(1,950,781)
FNMA	4.000	TBA-30yr	04/12/48	1,000,000	(1,026,094)
FNMA	4.500	TBA-30yr	05/14/48	2,000,000	(2,090,547)
TOTAL (Proceeds Receivable: $5,054,297)					$(5,067,422)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra 10 Year U.S. Treasury Notes	39	06/20/18	$5,064,516	$72,889
U.S. Long Bonds	45	06/20/18	6,598,125	158,392
2 Year U.S. Treasury Notes	62	06/29/18	13,181,781	6,115
10 Year U.S. Treasury Notes	244	06/20/18	29,558,313	245,090
Total				$482,486
Short position contracts:
Eurodollars	(2)	12/17/18	(487,525)	2,922
Eurodollars	(160)	12/16/19	(38,886,000)	(649)
Ultra Long U.S. Treasury Bonds	(70)	06/20/18	(11,232,813)	(320,803)
5 Year U.S. Treasury Notes	(123)	06/29/18	(14,078,695)	(36,832)
Total				$(355,362)
TOTAL FUTURES CONTRACTS				$127,124

SWAP CONTRACTS — At March 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M LIBOR(b)	2.206%	09/04/19	$48,600	$6,839	$(2,347)	$9,186
3M LIBOR(c)	2.139(d)	11/20/20	33,680	(377,512)	(51,340)	(326,172)
2.851(d)	3M LIBOR(c)	09/04/23	15,920	(76,765)	10,261	(87,026)
2.275(d)	3M LIBOR(c)	11/20/23	14,350	325,957	24,086	301,871
2.882(d)	3M LIBOR(c)	02/28/25	3,910	(32,163)	(5,248)	(26,915)
TOTAL				$(153,644)	$(24,588)	$(129,056)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2018.
(b)	Payments made at the termination date.
(c)	Payments made quarterly.
(d)	Payments made semi-annually.

PURCHASED OPTIONS CONTRACTS — At March 31, 2018, the Fund had the following purchased options:

EXCHANGE-TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Eurodollar Futures	$98.00	06/15/18	28	$70,000	$47,600	$7,763	$39,837

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 43.9%
Collateralized Mortgage Obligations – 30.3%
Interest Only(a) – 0.0%
FNMA REMIC Series 1990-145, Class B
$32	1,004.961%	12/25/20	$98

Regular Floater(b) – 29.6%
FHLMC REMIC Series 1826, Class F (1M LIBOR + 0.400%)
11,812	1.988	09/15/21	11,835
FHLMC REMIC Series 3049, Class FP (1M LIBOR + 0.350%)
3,424,098	1.938	10/15/35	3,433,001
FHLMC REMIC Series 3208, Class FB (1M LIBOR + 0.400%)
449,463	1.988	08/15/36	450,600
FHLMC REMIC Series 3208, Class FD (1M LIBOR + 0.400%)
1,096,493	1.988	08/15/36	1,102,986
FHLMC REMIC Series 3208, Class FG (1M LIBOR + 0.400%)
1,066,858	1.988	08/15/36	1,073,176
FHLMC REMIC Series 3307, Class FA (1M LIBOR + 0.430%)
7,967,747	2.018	07/15/34	7,975,712
FHLMC REMIC Series 3312, Class HF (1M LIBOR + 0.300%)
3,674,530	1.888	08/15/33	3,666,127
FHLMC REMIC Series 3371, Class FA (1M LIBOR + 0.600%)
728,490	2.188	09/15/37	736,754
FHLMC REMIC Series 3374, Class FT (1M LIBOR + 0.300%)
134,550	1.888	04/15/37	134,550
FHLMC REMIC Series 3471, Class FB (1M LIBOR + 1.000%)
1,575,103	2.588	08/15/35	1,611,798
FHLMC REMIC Series 3545, Class FA (1M LIBOR + 0.850%)
259,909	2.438	06/15/39	263,289
FHLMC REMIC Series 4039, Class FA (1M LIBOR + 0.500%)
2,500,295	2.088	05/15/42	2,524,002
FHLMC REMIC Series 4272, Class FD (1M LIBOR + 0.350%)
4,510,694	1.938	11/15/43	4,522,994
FHLMC REMIC Series 4316, Class FY (1M LIBOR + 0.400%)
1,499,015	1.988	11/15/39	1,503,684
FHLMC REMIC Series 4477, Class FG (1M LIBOR + 0.300%)
4,820,913	1.875	10/15/40	4,808,118
FHLMC REMIC Series 4508, Class CF (1M LIBOR + 0.400%)
11,009,576	1.988	09/15/45	11,010,298
FHLMC REMIC Series 4614, Class FK (1M LIBOR + 0.500%)
8,330,079	2.088	09/15/46	8,418,173
FHLMC REMIC Series 4751, Class EF (1M LIBOR + 0.250%)
13,205,848	2.027	05/15/41	13,193,638
FHLMC REMIC Series 4751, Class FA (1M LIBOR + 0.250%)
10,440,629	2.027	03/15/39	10,436,215
FHLMC STRIPS Series 237, Class F23 (1M LIBOR + 0.400%)
296,923	2.177	05/15/36	296,478
FHLMC STRIPS Series 350, Class F2 (1M LIBOR + 0.350%)
16,640,385	2.014	09/15/40	16,580,498
FNMA REMIC Series 1998-66, Class FC (1M LIBOR + 0.500%)
37,913	2.090	11/17/28	38,024
FNMA REMIC Series 2006-42, Class CF (1M LIBOR + 0.450%)
7,228,426	2.071	06/25/36	7,248,146
FNMA REMIC Series 2006-72, Class XF (1M LIBOR + 0.500%)
332,109	2.121	08/25/36	334,003
FNMA REMIC Series 2007-33, Class HF (1M LIBOR + 0.350%)
47,352	1.971	04/25/37	47,489
FNMA REMIC Series 2007-36, Class F (1M LIBOR + 0.230%)
951,855	1.851	04/25/37	950,279

Mortgage-Backed Obligations – (continued)
Regular Floater(b) – (continued)
FNMA REMIC Series 2007-92, Class OF (1M LIBOR + 0.570%)
353,272	2.191	09/25/37	356,898
FNMA REMIC Series 2008-22, Class FD (1M LIBOR + 0.840%)
453,270	2.712	04/25/48	461,900
FNMA REMIC Series 2009-75, Class MF (1M LIBOR + 1.150%)
713,594	2.771	09/25/39	733,020
FNMA REMIC Series 2010-123, Class FL (1M LIBOR + 0.430%)
1,499,924	2.051	11/25/40	1,507,295
FNMA REMIC Series 2010-8, Class FE (1M LIBOR + 0.790%)
7,950,952	2.411	02/25/40	8,042,489
FNMA REMIC Series 2011-110, Class FE (1M LIBOR + 0.400%)
2,446,508	2.021	04/25/41	2,456,620
FNMA REMIC Series 2011-53, Class FT (1M LIBOR + 0.580%)
562,246	2.452	06/25/41	568,531
FNMA REMIC Series 2011-63, Class FG (1M LIBOR + 0.450%)
545,763	2.071	07/25/41	549,149
FNMA REMIC Series 2012-110, Class MF (1M LIBOR + 0.460%)
5,141,308	2.081	10/25/42	5,182,993
FNMA REMIC Series 2012-56, Class FG (1M LIBOR + 0.500%)
1,787,558	2.372	03/25/39	1,796,063
FNMA REMIC Series 2013-96, Class FW (1M LIBOR + 0.400%)
140,885	2.021	09/25/43	141,045
FNMA REMIC Series 2014-19, Class FA (1M LIBOR + 0.400%)
1,362,634	2.021	11/25/39	1,366,739
FNMA REMIC Series 2014-19, Class FJ (1M LIBOR + 0.400%)
1,558,512	2.021	11/25/39	1,563,314
FNMA REMIC Series 2016-1, Class FT (1M LIBOR + 0.350%)
5,697,103	2.222	02/25/46	5,712,777
FNMA REMIC Series 2016-23, Class FT (1M LIBOR + 0.500%)
1,138,393	2.121	11/25/45	1,149,758
FNMA REMIC Series 2016-33, Class PF (1M LIBOR + 0.500%)
2,408,523	2.121	06/25/46	2,433,825
FNMA REMIC Series 2017-16, Class FG (1M LIBOR + 0.450%)
17,750,751	2.322	03/25/47	17,809,303
FNMA REMIC Series 2017-45, Class FA (1M LIBOR + 0.320%)
10,621,299	1.895	06/25/47	10,619,526
FNMA REMIC Series 2017-57, Class FA (1M LIBOR + 0.400%)
18,141,299	2.021	08/25/57	18,143,721
FNMA REMIC Series 2017-96, Class FC (1M LIBOR + 0.250%)
14,473,623	2.272	12/25/57	14,469,609
GNMA REMIC Series 2008-51, Class FG (1M LIBOR + 0.770%)
1,784,952	2.556	06/16/38	1,811,867
GNMA REMIC Series 2010-53, Class FC (1M LIBOR + 0.820%)
756,453	2.642	04/20/40	768,525
GNMA REMIC Series 2011-101, Class EF (1M LIBOR + 0.860%)
6,432,286	2.646	10/16/39	6,530,305
GNMA REMIC Series 2011-117, Class FJ (1M LIBOR + 0.870%)
4,368,760	2.692	08/20/41	4,444,352

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Regular Floater(b) – (continued)
GNMA REMIC Series 2012-12, Class HF (1M LIBOR + 0.400%)
$1,005,296	2.222%	01/20/42	$1,002,737
NCUA Guaranteed Notes Series 2011-R1, Class 1A (1M LIBOR + 0.450%)
365,735	2.333	01/08/20	366,406
NCUA Guaranteed Notes Series 2011-R2, Class 1A (1M LIBOR + 0.400%)
1,196,214	2.111	02/06/20	1,197,896
NCUA Guaranteed Notes Series 2011-R3, Class 1A (1M LIBOR + 0.400%)
962,499	2.150	03/11/20	963,853
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A (1M LIBOR + 0.450%)
1,516,390	2.333	10/07/20	1,521,188
NCUA Guaranteed Notes Trust Series 2010-R2, Class 2A (1M LIBOR + 0.470%)
3,355,992	2.181	11/05/20	3,370,019

			219,413,590

Sequential Fixed Rate – 0.1%
FHLMC REMIC Series 4248, Class LM
637,241	6.500	05/15/41	724,089

Sequential Floating Rate(b) – 0.6%
FHLMC REMIC Series 3588, Class CW (1M USD LIBOR + 0.000%)
1,338,082	3.645	10/15/37	1,408,366
FNMA REMIC Series 1990-145, Class A (1 year CMT + 0.000%)
13,065	2.141	12/25/20	13,083
FNMA REMIC Series 1997-20, Class F (1 year CMT + 0.000%)
101,963	1.660	03/25/27	101,898
Holmes Master Issuer PLC Series 2018-1A, Class A2(c) (3M USD LIBOR + 0.360%)
3,200,000	2.146	10/15/54	3,198,195

			4,721,542

TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS			$224,859,319

Commercial Mortgage-Backed Securities(b) – 10.3%
Sequential Floating Rate – 10.3%
FHLMC Multifamily Structured Pass-Through Certificates Series J15L, Class AFL (1M LIBOR + 0.350%)
$10,499,385	2.020%	08/25/25	$10,480,790
FHLMC Multifamily Structured Pass-Through Certificates Series KF03, Class A (1M LIBOR + 0.340%)
2,710,146	2.010	01/25/21	2,710,519
FHLMC Multifamily Structured Pass-Through Certificates Series KF19, Class A (1M LIBOR + 0.450%)
5,214,852	2.120	06/25/23	5,220,984
FHLMC Multifamily Structured Pass-Through Certificates Series KF31, Class A (1M LIBOR + 0.370%)
6,896,818	2.040	04/25/24	6,906,540
FHLMC Multifamily Structured Pass-Through Certificates Series KF32, Class A (1M LIBOR + 0.370%)
12,754,257	2.040	05/25/24	12,785,265

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate – (continued)
FHLMC Multifamily Structured Pass-Through Certificates Series KF42, Class A (1M LIBOR + 0.250%)
4,099,847	1.920	12/25/24	4,087,214
FHLMC Multifamily Structured Pass-Through Certificates Series KS02, Class A (1M LIBOR + 0.380%)
5,334,880	2.050	08/25/23	5,337,601
FNMA ACES Series 2017-M13, Class FA (1M LIBOR + 0.400%)
9,732,224	1.988	10/25/24	9,771,726
FNMA ACES Series 2017-M5, Class FA (1M LIBOR + 0.490%)
18,861,371	2.078	04/25/24	18,841,763

TOTAL COMMERCIAL
MORTGAGE-BACKED SECURITIES			$76,142,402

Federal Agencies – 3.3%
Adjustable Rate FHLMC(b) – 0.7%
FHLMC (1 year CMT + 2.135%)
$30,362	6.881%	11/01/19	$30,722
FHLMC (1 year CMT + 2.280%)
2,077,629	3.458	01/01/38	2,194,944
FHLMC (12M MTA + 2.155%)
6,398	3.073	06/01/31	6,661
FHLMC (12M USD LIBOR + 1.750%)
861,813	3.533	05/01/35	911,771
FHLMC (12M USD LIBOR + 1.860%)
1,041,259	3.705	05/01/34	1,104,470
FHLMC (3 year CMT + 2.276%)
38,603	4.563	05/01/35	39,575
FHLMC (3 year CMT + 2.553%)
368,293	3.910	08/01/28	376,954
FHLMC (6M CMT + 2.235%)
116,897	3.643	05/01/29	120,141
FHLMC (6M USD LIBOR + 2.171%)
101,071	3.671	12/01/30	104,985
FHLMC (COF + 1.095%)
2,320	2.078	06/01/19	2,318
FHLMC (COF + 1.198%)
5,744	2.448	02/01/31	5,783
FHLMC (COF + 1.249%)
15,546	4.408	06/01/30	16,480
FHLMC (COF + 1.250%)
1,546	1.987	03/01/19	1,544
FHLMC (COF + 1.250%)
2,850	3.712	01/01/20	2,856
FHLMC (COF + 1.250%)
5,968	1.987	05/01/21	5,968
FHLMC (COF + 1.250%)
1,595	1.987	10/01/26	1,601
FHLMC (COF + 1.250%)
7,811	4.089	06/01/29	8,280
FHLMC (COF + 1.250%)
20,448	1.982	04/01/30	20,549
FHLMC (COF + 1.625%)
415	2.250	02/01/19	415
FHLMC (COF + 1.645%)
563	2.395	07/01/19	563

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate FHLMC(b) – (continued)
FHLMC (COF + 1.903%)
$33,515	2.548%	11/01/19	$33,542
FHLMC (COF + 1.931%)
1,832	2.582	08/01/18	1,833
FHLMC (COF + 2.000%)
1,076	2.750	11/01/18	1,078

			4,993,033

Adjustable Rate FNMA(b) – 1.0%
FNMA
13,485	3.115	05/20/22	13,452
FNMA
79,742	2.688	06/20/24	79,465
FNMA (1 year CMT + 2.000%)
1,993	6.809	02/01/22	2,056
FNMA (1 year CMT + 2.275%)
983,173	3.274	07/01/33	1,039,060
FNMA (1 year CMT + 2.360%)
251,832	3.551	11/01/34	266,503
FNMA (1 year CMT + 3.088%)
9,275	7.021	05/01/20	9,498
FNMA (12M MTA + 1.200%)
4,611	2.401	02/01/41	4,643
(12M MTA + 1.400%)
55,451	2.601	06/01/40	56,087
FNMA (12M USD LIBOR + 1.550%)
2,465,683	2.606	09/01/44	2,500,808
FNMA (12M USD LIBOR + 1.580%)
1,108,032	2.501	04/01/44	1,136,572
FNMA (12M USD LIBOR + 1.825%)
185,648	3.575	09/01/37	195,119
FNMA (12M USD LIBOR + 1.939%)
1,309,029	3.716	03/01/37	1,390,417
FNMA (3 year CMT + 1.850%)
188	2.975	08/01/24	188
FNMA (6M CMT + 1.865%)
40,405	5.115	01/01/25	42,119
FNMA (6M H15 + 2.031%)
1,437	6.098	07/01/19	1,442
FNMA (6M USD LIBOR + 1.823%)
62,284	3.323	02/01/23	63,324
FNMA (6M USD LIBOR + 1.869%)
138,732	3.439	01/01/24	141,434
FNMA (6M USD LIBOR + 1.925%)
128,270	3.577	03/01/24	130,908
FNMA (COF + 1.250%)
1,233	2.002	10/01/18	1,232
FNMA (COF + 1.250%)
191	2.500	10/01/18	191
FNMA (COF + 1.250%)
1,626	2.758	10/01/18	1,624
FNMA (COF + 1.250%)
5,905	1.967	01/01/19	5,904
FNMA (COF + 1.250%)
1,881	6.054	04/01/19	1,895
FNMA (COF + 1.250%)
56,228	1.910	05/01/19	56,259

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)
FNMA (COF + 1.250%)
24,561	1.970	06/01/20	24,573
FNMA (COF + 1.250%)
6,506	3.348	06/01/27	6,601
FNMA (COF + 1.250%)
4,672	4.250	12/01/27	4,952
FNMA (COF + 1.250%)
5,208	4.484	01/01/28	5,521
FNMA (COF + 1.250%)
4,743	1.962	06/01/29	4,784
FNMA (COF + 1.250%)
6,297	2.141	06/01/29	6,353
FNMA (COF + 1.254%)
3,471	3.943	05/01/36	3,542
FNMA (COF + 1.650%)
10,154	3.953	04/01/19	10,198
FNMA (COF + 1.650%)
7,480	4.275	08/01/19	7,523

			7,214,247

Adjustable Rate GNMA(b) – 0.2%
GNMA (1 year CMT + 1.500%)
776,122	2.625	04/20/33	796,304
GNMA (1 year CMT + 1.500%)
162,972	2.625	05/20/33	169,212
GNMA (1 year CMT + 1.500%)
327,221	2.750	08/20/34	335,454

			1,300,970

FHLMC – 0.0%
20,685	5.500	01/01/20	21,039
29,627	7.000	04/01/21	30,410
17,191	7.000	08/01/21	17,769
57,830	7.000	05/01/22	60,256
164,644	7.000	06/01/22	170,975
1,363	4.500	05/01/23	1,416

			301,865

FNMA – 1.4%
625	5.000	09/01/19	636
68	5.000	11/01/19	68
1,844	5.000	01/01/20	1,873
18,945	7.000	07/01/21	19,572
47,136	7.000	11/01/21	48,966
29,465	7.000	12/01/21	29,667
71,717	7.000	01/01/22	73,104
10,525	7.000	02/01/22	10,924
44,556	7.000	01/01/28	47,859
19,208	6.500	04/01/33	21,810
20,520	6.000	05/01/38	22,912
25,605	6.000	11/01/38	28,600
57,751	6.000	09/01/39	64,499
21,263	6.000	10/01/39	23,704
14,914	6.000	10/01/40	16,654
21,219	6.000	05/01/41	23,688
8,831,151	4.000	10/01/42	9,138,807
702,401	3.500	05/01/46	704,773

			10,278,116

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
GNMA – 0.0%
$22,553	7.000%	04/15/26	$24,241

TOTAL FEDERAL AGENCIES			$24,112,472

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $325,419,102)			$325,114,193

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debenture(d) – 0.5%
Hashemite Kingdom of Jordan Government AID Bond
$4,000,000	2.503%	10/30/20	$3,998,760
(Cost $4,000,000)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(b) – 43.0%
Automotive – 4.4%
Ally Master Owner Trust Series 2017-3, Class A1 (1M LIBOR + 0.430%)
$11,500,000	2.207%	06/15/22	$11,542,098
Chesapeake Funding II LLC Series 2016-2A, Class A2(c) (1M USD LIBOR + 1.000%)
1,878,473	2.588	06/15/28	1,884,468
Chesapeake Funding II LLC Series 2017-3A, Class A2(c) (1M USD LIBOR + 0.340%)
5,250,000	1.928	08/15/29	5,253,016
GMF Floorplan Owner Revolving Trust Series 2017-2, Class A2(c) (1M LIBOR + 0.430%)
9,650,000	2.207	07/15/22	9,679,407
Nissan Master Owner Trust Receivables Series 2017-C, Class A (1M LIBOR + 0.320%)
4,100,000	2.097	10/17/22	4,103,072

			32,462,061

Collateralized Loan Obligations(c) – 14.3%
ACIS CLO Ltd. Series 2013-1A, Class A1 (3M USD LIBOR + 0.870%)
521,078	2.224	04/18/24	521,211
AIMCO CLO Series 2014-AA, Class AR (3M USD LIBOR + 1.100%)
2,650,000	2.463	07/20/26	2,650,803
Anchorage Capital CLO Ltd. Series 2014-4RA, Class A (3M USD LIBOR + 1.050%)
3,600,000	2.810	01/28/31	3,612,874
Apex Credit CLO II LLC Series 2017-2A, Class A (3M USD LIBOR + 1.270%)
3,000,000	2.895	09/20/29	3,020,343
Atrium X CLO Series 2017-10A, Class AR (3M USD LIBOR + 0.950%)
2,367,252	2.309	07/16/25	2,367,508
B&M CLO Ltd. Series 2014-1A, Class A1 (3M USD LIBOR + 1.400%)
750,000	2.759	04/16/26	750,094

Asset-Backed Securities(b) – (continued)
Collateralized Loan Obligations(c) – (continued)
Benefit Street Partners CLO II Ltd. Series 2013-IIA, Class A1R (3M USD LIBOR + 1.250%)
6,000,000	2.609	07/15/29	6,040,764
CBAM CLO Management LLC Series 2017-2A, Class A (3M USD LIBOR + 1.240%)
3,500,000	2.631	10/17/29	3,519,747
Cedar Funding II CLO Ltd. Series 2013-1A, Class A1R (3M USD LIBOR + 1.230%)
1,700,000	2.766	06/09/30	1,711,115
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
2,500,000	2.609	07/15/26	2,500,468
Dryden XXVI Senior Loan Fund Series 2013-26A, Class A (3M USD LIBOR + 1.100%)
1,476,046	2.459	07/15/25	1,476,241
ICG US CLO Ltd. Series 2014-1A, Class A1R (3M USD LIBOR + 1.220%)
4,000,000	2.588	01/20/30	4,032,036
Jamestown CLO X Ltd. Series 2017-10A, Class A1 (3M USD LIBOR + 1.250%)
4,750,000	2.720	07/17/29	4,773,189
LCM XVI LP Series 2017-16A, Class AR (3M USD LIBOR + 1.030%)
3,650,000	2.389	07/15/26	3,650,354
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
5,200,000	2.650	04/15/29	5,188,555
OCP CLO Ltd. Series 2012-2A, Class A1R (3M USD LIBOR + 1.400%)
650,000	2.846	11/22/25	653,387
OCP CLO Ltd. Series 2014-5A, Class A1R (3M USD LIBOR + 1.080%)
10,000,000	2.835	04/26/31	9,995,880
OCP CLO Ltd. Series 2015-8A, Class A1R (3M USD LIBOR + 0.850%)
3,650,000	2.203	04/17/27	3,650,321
OCP CLO Ltd. Series 2017-13A, Class A1A (3M USD LIBOR + 1.260%)
3,150,000	2.591	07/15/30	3,178,265
OFSI Fund V Ltd. Series 2013-5A, Class A1LA (3M USD LIBOR + 0.930%)
315,738	2.283	04/17/25	315,772
OFSI Fund VII Ltd. Series 2014-7A, Class AR (3M USD LIBOR + 0.900%)
3,550,000	2.254	10/18/26	3,550,149
Palmer Square Loan Funding Ltd. Series 2017-1A, Class A1 (3M USD LIBOR + 0.740%)
3,317,663	2.130	10/15/25	3,317,961
Regatta III Funding Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.050%)
4,900,000	2.409	04/15/26	4,900,524
Shackleton CLO Ltd. Series 2014-5A, Class AR (3M USD LIBOR + 1.140%)
5,200,000	2.532	05/07/26	5,201,794
Sound Point CLO VI Ltd. Series 2014-2A, Class A2R (3M USD LIBOR + 1.140%)
2,250,000	2.503	10/20/26	2,250,392

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(b) – (continued)
Collateralized Loan Obligations(c) – (continued)
TRESTLES CLO Ltd. Series 2017-1A, Class A1A (3M USD LIBOR + 1.290%)
$6,350,000	2.620%	07/25/29	$6,391,294
Trinitas CLO II Ltd. Series 2014-2A, Class A1R (3M USD LIBOR + 1.180%)
6,250,000	2.539	07/15/26	6,251,012
Voya CLO Ltd. Series 2017-3A, Class A1A (3M USD LIBOR + 1.230%)
8,750,000	2.548	07/20/30	8,826,352
Zais CLO 1 Ltd. Series 2014-1A, Class A1 (3M USD LIBOR + 1.400%)
1,700,000	2.759	04/15/26	1,700,213

			105,998,618

Credit Card – 7.8%
Bank of America Credit Card Trust Series 2014-A1, Class A (1M LIBOR + 0.380%)
5,650,000	2.157	06/15/21	5,662,992
CARDS II Trust Series 2016-1A, Class A(c) (1M LIBOR + 0.700%)
1,500,000	2.477	07/15/21	1,502,321
CARDS II Trust Series 2017-1A, Class A(c) (1M LIBOR + 0.370%)
2,500,000	2.147	04/18/22	2,501,498
CARDS II Trust Series 2017-2A, Class A(c) (1M LIBOR + 0.260%)
3,600,000	2.037	10/17/22	3,599,887
Chase Issuance Trust Series 2013-A9, Class A (1M LIBOR + 0.420%)
10,000,000	2.197	11/16/20	10,018,757
Citibank Credit Card Issuance Trust Series 2017-A5, Class A5 (1M LIBOR + 0.620%)
10,100,000	2.474	04/22/26	10,236,054
Citibank Credit Card Issuance Trust Series 2017-A7, Class A7 (1M LIBOR + 0.370%)
7,650,000	2.081	08/08/24	7,675,732
Evergreen Credit Card Trust Series 2016-1, Class A(c) (1M LIBOR + 0.720%)
2,550,000	2.497	04/15/20	2,550,597
Golden Credit Card Trust Series 2017-4A, Class A(c) (1M LIBOR + 0.520%)
11,200,000	2.297	07/15/24	11,221,910
Trillium Credit Card Trust II Series 2016-1A, Class A(c) (1M LIBOR + 0.720%)
2,800,000	2.592	05/26/21	2,800,188

			57,769,936

Other(c) – 0.1%
Mill City Mortgage Loan Trust Series 2016-1, Class A1
827,574	2.500	04/25/57	815,429

Student Loan – 16.4%
Academic Loan Funding Trust Series 2013-1, Class A(c) (1M USD LIBOR + 0.800%)
2,528,659	2.421	12/26/44	2,521,652
Access Group, Inc. Series 2005-2, Class A3 (3M USD LIBOR + 0.180%)
471,863	1.626	11/22/24	471,860

Asset-Backed Securities(b) – (continued)
Student Loan – (continued)
Access Group, Inc. Series 2013-1, Class A(c) (1M USD LIBOR + 0.500%)
1,106,399	2.121	02/25/36	1,095,170
Access Group, Inc. Series 2015-1, Class A(c) (1M USD LIBOR + 0.700%)
1,240,343	2.321	07/25/56	1,249,023
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A (1M USD LIBOR + 0.800%)
2,085,982	2.421	02/25/41	2,087,205
ALG Student Loan Trust I Series 2006-1A, Class A3(c) (3M USD LIBOR + 0.150%)
6,578,000	1.464	10/28/23	6,554,155
Bank of America Student Loan Trust Series 2010-1A, Class A(c) (3M USD LIBOR + 0.800%)
1,196,187	2.167	02/25/43	1,201,077
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2 (3M USD LIBOR + 0.800%)
7,646,065	2.262	02/25/30	7,712,132
ECMC Group Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.350%)
1,400,294	2.911	07/26/66	1,418,742
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(c) (1M USD LIBOR + 0.800%)
1,793,714	2.421	06/25/26	1,794,531
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(c) (1M USD LIBOR + 0.800%)
3,000,000	2.421	04/26/32	2,946,485
Educational Funding of the South, Inc. Series 2012-1, Class A (1M USD LIBOR + 1.050%)
2,022,938	2.671	03/25/36	2,031,832
Educational Services of America, Inc. Series 2010-1, Class A1(c) (3M USD LIBOR + 0.850%)
1,087,051	2.217	07/25/23	1,089,028
Educational Services of America, Inc. Series 2012-1, Class A1(c) (1M USD LIBOR + 1.150%)
2,170,396	2.771	09/25/40	2,207,427
Educational Services of America, Inc. Series 2014-1, Class A(c) (1M USD LIBOR + 0.700%)
2,023,026	2.321	02/25/39	1,996,697
EFS Volunteer No. 2 LLC Series 2012-1, Class A2(c) (1M USD LIBOR + 1.350%)
1,950,000	2.971	03/25/36	1,984,068
EFS Volunteer No. 3 LLC Series 2012-1, Class A3(c) (1M USD LIBOR + 1.000%)
1,200,000	2.621	04/25/33	1,217,208
GCO Education Loan Funding Master Trust II Series 2007-1A, Class A6L(c) (3M LIBOR + 0.110%)
1,569,572	2.054	11/25/26	1,559,792
GCO Education Loan Funding Trust Series 2006-1, Class A8L (3M USD LIBOR + 0.130%)
4,778,906	1.592	05/25/25	4,775,199
Goal Capital Funding Trust Series 2010-1, Class A(c) (3M USD LIBOR + 0.700%)
52,839	2.162	08/25/48	52,781
Higher Education Funding I Series 2014-1, Class A(c) (3M USD LIBOR + 1.050%)
1,500,054	2.512	05/25/34	1,510,989

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(b) – (continued)
Student Loan – (continued)
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
$1,150,000	2.267%	07/25/45	$1,151,949
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1 (1M USD LIBOR + 0.750%)
4,264,829	2.325	12/01/31	4,262,568
Knowledgeworks Foundation Student Loan Series 2010-1, Class A (3M USD LIBOR + 0.950%)
1,571,236	2.412	02/25/42	1,575,906
Massachusetts Educational Financing Authority Series 2008-1, Class A1 (3M USD LIBOR + 0.950%)
513,243	2.317	04/25/38	515,441
Missouri Higher Education Loan Authority Series 2010-2, Class A1 (3M USD LIBOR + 0.850%)
2,680,015	2.312	08/27/29	2,724,694
Missouri Higher Education Loan Authority Series 2011-1, Class A1 (3M USD LIBOR + 0.850%)
4,285,199	2.525	06/25/36	4,310,497
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2 (1M USD LIBOR + 1.000%)
2,976,898	2.590	05/20/30	3,012,207
Navient Student Loan Trust Series 2016-5A, Class A(c) (1M USD LIBOR + 1.250%)
3,050,638	2.871	06/25/65	3,125,830
Navient Student Loan Trust Series 2016-7A, Class A(c) (1M USD LIBOR + 1.150%)
1,501,620	2.771	03/25/66	1,525,010
NCUA Guaranteed Notes Series 2010-A1, Class A (1M LIBOR + 0.350%)
202,934	1.929	12/07/20	203,202
Nelnet Student Loan Trust Series 2005-4, Class A3 (3M USD LIBOR + 0.130%)
71,079	1.788	06/22/26	71,071
Nelnet Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.100%)
1,558,010	1.467	01/25/30	1,555,335
Nelnet Student Loan Trust Series 2013-5A, Class A(c) (1M USD LIBOR + 0.630%)
617,116	2.251	01/25/37	618,375
Nelnet Student Loan Trust Series 2014-4A, Class A1(c) (1M USD LIBOR + 0.540%)
9,613,651	2.161	11/27/39	9,651,015
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
720,338	2.267	07/25/41	718,719
Northstar Education Finance, Inc. Series 2012-1, Class A(c) (1M USD LIBOR + 0.700%)
620,691	2.321	12/26/31	624,623
Rhode Island Student Loan Authority Series 2012-1, Class A1 (1M USD LIBOR + 0.900%)
1,985,252	2.475	07/01/31	1,998,819
Scholar Funding Trust Series 2010-A, Class A(c) (3M USD LIBOR + 0.750%)
940,102	2.128	10/28/41	935,154
Scholar Funding Trust Series 2013-A, Class A(c) (1M USD LIBOR + 0.650%)
2,483,108	2.298	01/30/45	2,462,205

Asset-Backed Securities(b) – (continued)
Student Loan – (continued)
SLC Student Loan Center Series 2011-1, Class A(c) (1M USD LIBOR + 1.220%)
1,047,586	2.841	10/25/27	1,061,446
SLC Student Loan Trust Series 2005-1, Class A3 (3M USD LIBOR + 0.100%)
5,937,674	1.516	02/15/25	5,930,520
SLC Student Loan Trust Series 2010-1, Class A (3M USD LIBOR + 0.875%)
759,408	2.337	11/25/42	768,639
SLM Student Loan Trust Series 2003-14, Class A5 (3M USD LIBOR + 0.230%)
94,899	1.597	01/25/23	94,903
SLM Student Loan Trust Series 2004-1, Class A3 (3M USD LIBOR + 0.210%)
440,020	1.577	04/25/23	440,110
SLM Student Loan Trust Series 2004-8A, Class A5(c) (3M USD LIBOR + 0.500%)
869,741	1.867	04/25/24	871,630
SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
11,250,000	1.507	10/25/28	11,205,865
SLM Student Loan Trust Series 2005-9, Class A6 (3M USD LIBOR + 0.550%)
1,212,223	1.917	10/26/26	1,214,181
SLM Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.110%)
311,741	1.477	07/25/25	311,746
SLM Student Loan Trust Series 2008-2, Class A3 (3M USD LIBOR + 0.750%)
597,126	2.117	04/25/23	595,036
SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
599,595	3.067	07/25/23	615,692
SLM Student Loan Trust Series 2012-3, Class A (1M USD LIBOR + 0.650%)
1,064,278	2.271	12/27/38	1,069,888
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2 (3M USD LIBOR + 0.850%)
575,378	2.185	10/01/24	578,164
Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
900,000	2.227	05/01/35	891,693
Utah State Board of Regents Series 2015-1, Class A (1M USD LIBOR + 0.600%)
2,440,888	2.221	02/25/43	2,433,229
Utah State Board of Regents Series 2016-1, Class A (1M USD LIBOR + 0.750%)
4,644,948	2.371	09/25/56	4,648,586
Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
132,173	1.497	01/26/26	132,116

			121,383,117

TOTAL ASSET-BACKED SECURITIES
(Cost $317,413,971)			$318,429,161

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations(b) – 2.2%
Alaska(e) – 0.2%
Alaska State Student Loan Corp. Series 2013, Class A (1M USD LIBOR + 0.500%)
$1,790,123	2.121%	08/25/31	$1,792,098

New Hampshire(e) – 0.5%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
1,300,000	2.217	10/25/37	1,298,351
New Hampshire State Higher Education Loan Corp. (Taxable- Student Loan) Series 2012-1 (1M USD LIBOR + 0.500%)
2,563,498	2.120	10/25/28	2,563,498

			3,861,849

New York(c) – 0.1%
FHLMC Multifamily ML Certificates Trust RB (Pass – Through) Series 2017-ML01 (1M LIBOR + 0.500%)
884,747	2.375	01/25/33	885,601

Rhode Island(e) – 0.1%
Rhode Island Student Loan Authority RB (Taxable – FFELP Loan Backed) Series 2014-1 (1M USD LIBOR + 0.700%)
518,897	2.275	10/02/28	515,348

Utah(e) – 1.3%
Utah State Board of Regents RB (Taxable-Student Loan) Series 2012-1 (1M USD LIBOR + 0.750%)
8,739,761	2.371	12/26/31	8,795,782
Utah State Board of Regents Student Loan RB (Taxable) Series 2011, Class A2 (3M USD LIBOR + 0.850%)
525,286	2.227	05/01/29	524,677

			9,320,459

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $16,330,927)			$16,375,355

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $663,164,000)			$663,917,469

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments(f) – 11.7%
Certificate of Deposit – 0.2%
Omnicom Capital, Inc.
$1,079,000	0.000%	05/11/18	$1,076,011

Commercial Paper – 5.4%
Dominion Resources, Inc.
1,183,000	0.000	06/22/18	1,176,053
Eastman Chemical Co.
538,000	0.000	04/27/18	537,018
Electricite de France SA
3,238,000	0.000	04/27/18	3,232,089
Gotham Funding Corp.
3,719,000	0.000	06/25/18	3,697,564
HP, Inc.
2,079,000	0.000	04/27/18	2,075,830
Liberty Funding LLC
5,567,000	0.000	06/26/18	5,535,194

Short-term Investments – (continued)
Commercial Paper – (continued)
Marriott International, Inc.
2,440,000	0.000	05/09/18	2,433,572
Potash Corp. of Saskatchewan, Inc.
1,728,000	0.000	05/31/18	1,720,791
1,868,000	0.000	06/11/18	1,858,650
597,000	0.000	06/18/18	593,685
Schlumberger Holdings Corp.
803,000	0.000	05/29/18	799,905
Sempra Energy Holdings
1,971,000	0.000	06/27/18	1,958,632
Southern Co.
1,876,000	0.000	06/21/18	1,865,135
VW Credit, Inc.
4,744,000	0.000	06/22/18	4,715,180
Versailles Commercial Paper LLC
4,341,000	0.000	07/09/18	4,311,494
Victory Receivables
3,719,000	0.000	06/22/18	3,698,435

			40,209,227

Repurchase Agreements(g) – 6.1%
Joint Repurchase Agreement Account II
45,200,000	1.812	04/02/18	45,200,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $86,485,580)			$86,485,238

TOTAL INVESTMENTS – 101.3% (Cost $749,649,580)			$750,402,707

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.3)%			(9,416,414)

NET ASSETS – 100.0%			$740,986,293

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2018.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $203,165,248, which represents approximately 27.4% of the Fund’s net assets as of March 31, 2018. The liquidity determination is unaudited.
(d)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $3,998,760, which represents approximately 0.5% of the Fund’s net assets as of March 31, 2018.
(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Joint repurchase agreement was entered into on March 30, 2018. Additional information appears on page 101.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2018

Currency Abbreviations:
USD	—U.S. Dollar
Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
COF	—Cost of Funds
FFELP	—Federal Family Education Loan Program
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
NCUA	—National Credit Union Administration
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10 Year U.S. Treasury Notes	98	06/20/18	$11,871,781	$90,459
20 Year U.S. Treasury Bonds	23	06/20/18	3,372,375	81,252
Total				$171,711
Short position contracts:
Ultra Long U.S. Treasury Bonds	(46)	06/20/18	(7,381,562)	(239,074)
Ultra 10 Year U.S. Treasury Notes	(24)	06/20/18	(3,116,625)	(44,875)
2 Year U.S. Treasury Notes	(14)	06/29/18	(2,976,531)	(379)
5 Year U.S. Treasury Notes	(291)	06/29/18	(33,308,133)	(148,674)
Total				$(433,002)
TOTAL FUTURES CONTRACTS				$(261,291)

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.882%(b)	3M LIBOR(c)	02/28/25	$4,050	$(33,314)	$2,872	$(36,186)
3M LIBOR(c)	2.500%(b)	06/20/48	670	(46,685)	(68,829)	22,144
TOTAL				$(79,999)	$(65,957)	$(14,042)
(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2018.
(b)	Payments made semi-annually.
(c)	Payments made quarterly.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments

March 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – 87.1%
United States Treasury Inflation Indexed Bonds
$29,613,640		0.125%	04/15/19	$29,597,352
37,250,752		0.125	04/15/20	37,114,787
2,159,084		1.250	07/15/20	2,217,142
22,870,848		0.625	07/15/21	23,151,473
50,951,500		0.125	04/15/22	50,239,707
18,349,857		0.375	07/15/25	18,119,934
14,028,081		0.625	01/15/26	14,028,782
36,703,095		0.125	07/15/26	35,283,052
6,258,173		0.375	01/15/27	6,100,530
22,896,060		0.375	07/15/27	22,345,181
37,687,242	(a)	2.500	01/15/29	44,667,296
30,528,779		1.375	02/15/44	33,975,478
10,369,064		0.875	02/15/47	10,300,732
2,311,454		1.000	02/15/48	2,372,939

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $330,363,980)				$329,514,385

Shares	Distribution Rate	Value
Investment Company(b) – 10.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
$38,073,204	1.609%	$38,073,204
(Cost $38,073,204)

TOTAL INVESTMENTS – 97.1%
(Cost $368,437,184)		$367,587,589

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.9%		10,882,227

NET ASSETS – 100.0%		$378,469,816

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
LIBOR	– London Interbank Offered Rate
PLC	– Public Limited Company

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	3	06/20/18	$481,406	$9,838
2 Year U.S. Treasury Notes	81	06/29/18	17,221,359	8,360
10 Year U.S. Treasury Notes	926	06/20/18	112,176,219	896,752
Total				$914,950
Short position contracts:
Eurodollars	(58)	09/16/19	(14,104,875)	25,240
Eurodollars	(14)	12/17/18	(3,412,675)	143
Eurodollars	(14)	06/18/18	(3,419,500)	1,193
Eurodollars	(14)	09/17/18	(3,416,875)	318
Eurodollars	(141)	12/16/19	(34,268,287)	24,179
Ultra 10 Year U.S. Treasury Notes	(109)	06/20/18	(14,154,672)	(203,811)
5 Year U.S. Treasury Notes	(175)	06/29/18	(20,030,664)	(72,937)
20 Year U.S. Treasury Bonds	(148)	06/20/18	(21,700,500)	(505,469)
Total				$(731,144)
TOTAL FUTURES CONTRACTS				$183,806

SWAP CONTRACTS — At March 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M LIBOR(a)	2.206%	09/04/19	$110,670	(b)	$15,573	$(5,303)	$20,876
3M LIBOR(c)	2.139(d)	11/20/20	74,360	(b)	(833,486)	(108,274)	(725,212)
2.851%(d)	3M LIBOR(c)	09/04/23	34,780	(b)	(167,705)	24,096	(191,801)
3M LIBOR(d)	2.275(c)	11/20/23	32,720	(b)	743,228	65,951	677,277
2.251(a)	12M LIBOR	02/20/24	17,900		(194)	183	(377)
2.057(e)	12M LIBOR	04/21/24	6,500	(b)	63,938	75	63,863
2.120(a)	12M LIBOR	05/02/24	13,200		77,479	154	77,325
2.102(a)	12M LIBOR	12/14/24	10,000		112,913	128	112,785
2.103(a)	12M LIBOR	12/14/24	10,000		112,237	128	112,109
2.882(d)	3M LIBOR(c)	02/28/25	5,290	(b)	(43,514)	(18,328)	(25,186)
2.000(d)	3M LIBOR(c)	06/20/25	11,620	(b)	558,244	652,746	(94,502)
12M LIBOR(a)	2.222	12/14/29	10,000		(112,353)	196	(112,549)
12M LIBOR(a)	2.223	12/14/29	10,000		(110,914)	196	(111,110)
3M LIBOR(c)	2.500(d)	06/20/48	250	(b)	(17,421)	(25,683)	8,262
TOTAL					$398,025	$586,265	$(188,240)
(a)	Payments made at the termination date.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2018.
(c)	Payments made quarterly.
(d)	Payments made semi-annually.
(e)	Payments made annually.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS — At March 31, 2018, the Fund had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Eurodollar Futures	$98.00	06/15/18	14	$35,000	$23,800	$3,882	$19,918

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 39.4%
Collateralized Mortgage Obligations – 4.4%
Interest Only(a) – 0.0%
FHLMC REMIC Series 1161, Class U
$70	1,172.807%	11/15/21	$866
FHLMC REMIC Series 4273, Class PS(b) (-1x1M LIBOR + 6.100%)
1,518,807	4.323	11/15/43	218,685

			219,551

Inverse Floaters(b) – 0.0%
FNMA REMIC Series 1990-134, Class SC (-1x1M LIBOR + 21.600%)
3,902	19.169	11/25/20	4,446

Regular Floater(b) – 1.9%
FNMA REMIC Series 2007-33, Class HF (1M LIBOR + 0.350%)
407,516	1.971	04/25/37	408,695
NCUA Guaranteed Notes Series 2011-R1, Class 1A (1M LIBOR + 0.450%)
2,142,162	2.333	01/08/20	2,146,095
NCUA Guaranteed Notes Series 2011-R2, Class 1A (1M LIBOR + 0.400%)
8,014,631	2.111	02/06/20	8,025,901
NCUA Guaranteed Notes Series 2011-R3, Class 1A (1M LIBOR + 0.400%)
6,523,605	2.150	03/11/20	6,532,779
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A (1M LIBOR + 0.450%)
1,849,781	2.333	10/07/20	1,855,634

			18,969,104

Sequential Fixed Rate – 0.5%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 2A(c)
2,985,118	3.250	04/25/38	2,956,314
FHLMC REMIC Series 108, Class G
3,428	8.500	12/15/20	3,532
FHLMC REMIC Series 1980, Class Z
353,003	7.000	07/15/27	392,926
FHLMC REMIC Series 2019, Class Z
282,414	6.500	12/15/27	305,509
FHLMC REMIC Series 2755, Class ZA
710,575	5.000	02/15/34	762,333

			4,420,614

Sequential Fixed Rate – 2.0%
FHLMC REMIC Series 3530, Class DB
3,678,059	4.000	05/15/24	3,774,753
FHLMC REMIC Series 4273, Class PD
1,167,162	6.500	11/15/43	1,328,185
FHLMC REMIC Series 4619, Class NA
4,604,997	3.000	03/15/44	4,588,746
FNMA REMIC Series 1989-66, Class J
16,463	7.000	09/25/19	16,617
FNMA REMIC Series 1990-16, Class E
28,009	9.000	03/25/20	29,162
FNMA REMIC Series 2012-111, Class B
502,866	7.000	10/25/42	572,958

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FNMA REMIC Series 2012-153, Class B
1,730,210	7.000	07/25/42	1,974,946
FNMA REMIC Series 2015-30, Class EA
7,544,932	3.000	05/25/45	7,521,511

			19,806,878

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$43,420,593

Commercial Mortgage-Backed Securities – 7.4%
Sequential Fixed Rate – 3.5%
FHLMC Multifamily Structured Pass-Through Certificates Series K716, Class A2
$16,100,000	3.130%	06/25/21	$16,212,816
FHLMC Multifamily Structured Pass-Through Certificates Series K717, Class A2
18,600,000	2.991	09/25/21	18,653,006

			34,865,822

Sequential Floating Rate(b) – 3.9%
FHLMC Multifamily Structured Pass-Through Certificates Series KP02, Class A2
20,176,722	2.355	04/25/21	20,074,319
FHLMC Multifamily Structured Pass-Through Certificates Series KF03, Class A (1M LIBOR + 0.340%)
2,067,857	2.010	01/25/21	2,068,142
FNMA ACES Series 2014-M1, Class ASQ2
16,753,324	2.323	11/25/18	16,702,624

			38,845,085

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$73,710,907

Federal Agencies – 27.6%
Adjustable Rate FHLMC(b) – 1.0%
FHLMC (1 year CMT + 2.250%)
$1,266,478	3.206%	06/01/35	$1,338,551
FHLMC (12M USD LIBOR + 1.611%)
7,131,077	2.550	11/01/44	7,218,335
FHLMC (12M USD LIBOR + 1.739%)
755,519	2.531	06/01/42	774,550
FHLMC (12M USD LIBOR + 1.840%)
359,654	3.628	11/01/34	378,946
FHLMC (12M USD LIBOR + 2.000%)
38,190	3.750	11/01/36	40,166
FHLMC (12M USD LIBOR + 2.295%)
110,107	4.057	05/01/36	114,790
FHLMC (3 year CMT + 2.221%)
1,256	3.114	10/01/25	1,251
FHLMC (6M USD LIBOR + 1.867%)
32,229	3.386	10/01/36	33,469

			9,900,058

Adjustable Rate FNMA(b) – 1.4%
FNMA (1 year CMT + 2.037%)
7,879	3.910	02/01/27	7,914
FNMA (1 year CMT + 2.055%)
320,303	3.278	10/01/35	335,707

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)
FNMA (1 year CMT + 2.220%)
$492,912	3.226%	06/01/34	$519,985
FNMA (1 year CMT + 2.255%)
44,259	3.380	07/01/32	46,581
FNMA (1 year CMT + 2.288%)
572,389	3.786	02/01/34	599,841
FNMA (1 year CMT + 3.088%)
4,600	7.021	05/01/20	4,711
FNMA (12M MTA + 2.332%)
583,856	3.551	06/01/36	609,937
FNMA (12M MTA + 2.343%)
366,843	3.560	04/01/36	383,253
FNMA (12M MTA + 2.343%)
1,182,945	3.554	07/01/36	1,236,120
FNMA (12M USD LIBOR + 1.225%)
22,504	2.975	01/01/33	22,938
FNMA (12M USD LIBOR + 1.325%)
820,932	3.177	04/01/35	843,468
FNMA (12M USD LIBOR + 1.427%)
213,301	3.204	05/01/35	223,082
FNMA (12M USD LIBOR + 1.506%)
380,131	3.416	02/01/35	388,061
FNMA (12M USD LIBOR + 1.525%)
42,961	3.400	05/01/35	44,639
FNMA (12M USD LIBOR + 1.556%)
83,063	3.388	02/01/35	85,965
FNMA (12M USD LIBOR + 1.648%)
230,661	3.468	03/01/35	239,787
FNMA (12M USD LIBOR + 1.667%)
363,150	3.417	10/01/34	377,989
FNMA (12M USD LIBOR + 1.695%)
267,492	3.570	05/01/34	275,587
FNMA (12M USD LIBOR + 1.705%)
255,183	3.455	10/01/34	264,536
FNMA (12M USD LIBOR + 1.715%)
744,296	3.670	03/01/36	789,736
FNMA (12M USD LIBOR + 1.720%)
470,017	3.489	05/01/34	488,226
FNMA (12M USD LIBOR + 1.720%)
570,611	3.674	03/01/35	594,449
FNMA (12M USD LIBOR + 1.720%)
323,757	3.470	04/01/35	338,208
FNMA (12M USD LIBOR + 1.755%)
32,464	3.505	07/01/32	33,855
FNMA (12M USD LIBOR + 1.774%)
977,157	3.588	07/01/37	1,034,061
FNMA (12M USD LIBOR + 1.800%)
916,999	3.634	05/01/33	971,191
FNMA (12M USD LIBOR + 1.820%)
38,896	3.636	12/01/46	40,183
FNMA (12M USD LIBOR + 1.900%)
979,335	3.650	06/01/36	1,043,586
(12M USD LIBOR + 1.935%)
188,039	3.685	11/01/36	196,611
FNMA (12M USD LIBOR + 1.945%)
999,620	3.695	04/01/36	1,064,515

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)
FNMA (6M USD LIBOR + 2.250%)
140,388	4.125	08/01/33	147,269
FNMA (COF + 1.250%)
784,942	4.613	08/01/33	832,118
FNMA (COF + 1.795%)
40,516	2.547	08/01/29	41,196

			14,125,305

Adjustable Rate GNMA(b) – 0.4%
GNMA (1 year CMT + 1.500%)
192,887	2.625	05/20/34	198,032
GNMA (1 year CMT + 1.500%)
410,728	2.750	07/20/34	421,020
GNMA (1 year CMT + 1.500%)
286,500	2.750	08/20/34	293,709
(1 year CMT + 1.500%)
2,205,906	2.750	09/20/34	2,260,476
GNMA (1 year CMT + 1.500%)
269,322	3.125	10/20/34	276,305
GNMA (1 year CMT + 1.500%)
387,727	3.125	12/20/34	398,337

			3,847,879

FHLMC – 1.2%
102,390	5.500	01/01/20	104,141
82,111	7.000	04/01/22	85,021
1,363	4.500	05/01/23	1,416
12,348	7.500	01/01/31	13,160
45,481	4.500	07/01/33	48,057
1,282,023	4.500	08/01/33	1,354,622
2,613,435	4.500	09/01/33	2,761,431
259,110	4.500	10/01/33	273,784
8,469	4.500	04/01/34	8,898
6,248	4.500	04/01/35	6,570
3,034	4.500	07/01/35	3,187
12,026	4.500	08/01/35	12,639
52,847	4.500	09/01/35	55,539
22,027	4.500	10/01/35	23,117
2,452	4.500	12/01/35	2,570
1,632	4.500	05/01/36	1,716
1,552	6.000	06/01/36	1,691
149,209	4.500	01/01/38	156,902
2,308	4.500	04/01/38	2,421
647	4.500	05/01/38	677
8,722	4.500	06/01/38	9,149
227,944	4.500	09/01/38	241,309
5,459	4.500	01/01/39	5,743
133,917	4.500	02/01/39	141,256
1,570,660	7.000	02/01/39	1,803,651
63,257	4.500	03/01/39	66,848
13,430	4.500	04/01/39	14,193
405,350	4.500	05/01/39	428,361
1,094,296	4.500	06/01/39	1,156,418
27,914	4.500	07/01/39	29,499
59,500	4.500	08/01/39	62,876
72,269	4.500	09/01/39	76,373

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$14,338	4.500%	10/01/39	$15,152
27,433	4.500	11/01/39	28,991
52,622	4.500	12/01/39	55,608
43,702	4.500	01/01/40	46,183
11,112	4.500	02/01/40	11,743
34,683	4.500	04/01/40	36,654
53,264	4.500	05/01/40	56,293
62,154	4.500	06/01/40	65,687
57,637	4.500	07/01/40	60,913
52,418	4.500	08/01/40	55,398
32,416	4.500	09/01/40	34,259
12,699	4.500	10/01/40	13,420
22,662	4.500	02/01/41	23,947
42,212	4.500	03/01/41	44,589
116,649	4.500	04/01/41	123,220
103,678	4.500	05/01/41	109,517
199,563	4.500	06/01/41	210,801
14,545	4.500	07/01/41	15,365
501,226	4.500	08/01/41	529,458
524,639	4.500	09/01/41	554,456
30,624	4.500	12/01/41	32,349
378,136	4.500	03/01/42	399,431

			11,476,669

FNMA – 22.1%
9,748,086	3.725	06/01/18	9,730,039
6,558	5.500	07/01/18	6,578
5,784	5.500	09/01/18	5,810
15,800,000	2.960	11/01/18	15,742,607
2,119	5.500	12/01/18	2,134
2,103	5.500	01/01/19	2,123
1,704	5.500	03/01/19	1,722
224	5.500	08/01/19	224
1,047	5.000	09/01/19	1,066
2,934	7.000	11/01/19	2,944
36,034,872	4.313	07/01/21	37,495,909
716,065	5.500	09/01/23	748,525
187,559	5.500	10/01/23	196,156
1,356,268	6.000	02/01/24	1,507,091
2,135	7.000	12/01/24	2,321
620,099	6.000	08/01/26	689,356
103,292	6.000	10/01/26	114,750
784	7.000	08/01/27	877
204,606	6.000	11/01/27	227,305
1,480,976	6.000	02/01/28	1,646,327
652,269	6.000	07/01/28	724,805
173,363	6.000	08/01/28	192,642
268,164	6.000	09/01/28	297,985
946	7.000	10/01/28	1,005
15,390	6.000	01/01/29	17,101
768	7.000	01/01/29	852
49,756	6.000	03/01/29	55,276
634,367	4.500	09/01/29	668,261
351	7.000	11/01/29	352
542	7.000	04/01/31	583
24,590	6.000	12/01/31	27,315

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
5,657	7.000	05/01/32	6,187
5,231	7.000	06/01/32	5,612
1,049	7.000	08/01/32	1,218
82,089	6.000	09/01/32	91,838
43,550	6.000	10/01/32	48,904
40,919	6.000	11/01/32	45,715
15,576	6.000	02/01/33	17,435
27,020	6.000	03/01/33	30,376
4,238	6.000	04/01/33	4,743
1,064,005	6.500	04/01/33	1,203,493
3,217	6.000	11/01/33	3,603
1,004	7.000	04/01/34	1,163
29,015,409	6.000	05/01/34	32,405,752
64,000	6.000	07/01/34	71,707
4,832	6.000	10/01/34	5,404
119,206	6.000	01/01/35	133,235
90,143	6.000	03/01/35	100,219
1,750,054	6.000	04/01/35	1,960,476
182,029	6.000	05/01/35	203,026
250,659	6.000	06/01/35	280,282
34,652	6.000	08/01/35	38,822
94,826	6.000	09/01/35	105,949
726,298	6.000	11/01/35	811,792
850,669	6.000	12/01/35	949,740
1,568,855	6.000	01/01/36	1,760,247
591,104	6.000	02/01/36	661,263
312,078	6.000	03/01/36	349,044
2,476,420	6.000	04/01/36	2,767,549
394,618	6.000	05/01/36	441,653
411,680	6.000	06/01/36	460,517
907,544	6.000	07/01/36	1,014,864
4,290,692	6.000	08/01/36	4,789,404
1,058,962	6.000	09/01/36	1,175,619
1,927,274	6.000	10/01/36	2,149,653
661,487	4.500	11/01/36	698,868
3,039,297	6.000	11/01/36	3,395,102
572,019	6.000	12/01/36	638,216
7,579	6.000	01/01/37	8,464
219,786	6.000	02/01/37	245,013
532,723	6.000	03/01/37	595,006
303,700	6.000	04/01/37	338,861
8,438,376	6.000	05/01/37	9,404,658
517,311	6.000	07/01/37	577,579
794,317	6.000	08/01/37	888,384
655,839	6.000	09/01/37	735,010
213,215	6.000	10/01/37	238,511
236,841	7.500	10/01/37	260,719
429,209	6.000	11/01/37	480,913
3,410,964	6.000	12/01/37	3,809,204
3,834,980	6.000	01/01/38	4,283,083
2,557,179	6.000	02/01/38	2,854,201
413,833	6.000	03/01/38	465,163
6,372	6.000	04/01/38	7,096
8,273,489	6.000	05/01/38	9,235,890
85,477	6.000	06/01/38	95,599
9,503,659	6.000	07/01/38	10,613,444

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$181,126	6.000%	08/01/38	$201,691
834,090	6.000	09/01/38	928,612
124,217	6.000	10/01/38	138,688
1,078,602	6.000	11/01/38	1,194,479
922,807	6.000	12/01/38	1,014,988
132,244	6.000	01/01/39	147,844
151,365	4.500	02/01/39	159,996
885,808	7.000	03/01/39	1,017,635
147,253	4.500	04/01/39	155,639
262,022	6.000	04/01/39	292,808
11,447	4.500	08/01/39	12,125
574,417	6.000	08/01/39	640,058
4,210,455	6.000	09/01/39	4,699,769
1,011,790	6.000	10/01/39	1,130,080
38,135	6.000	11/01/39	42,604
943,595	6.000	01/01/40	1,053,489
2,240	6.000	02/01/40	2,503
102,372	6.000	03/01/40	113,985
15,192	6.000	04/01/40	16,973
1,036,762	6.000	06/01/40	1,154,172
470,851	6.000	07/01/40	525,782
102,120	6.000	09/01/40	113,751
748,230	6.000	10/01/40	835,527
599,070	6.000	11/01/40	670,348
29,247	6.000	04/01/41	32,623
10,929	4.500	05/01/41	11,546
23,068,643	6.000	05/01/41	25,651,412
1,436,299	6.000	07/01/41	1,601,961
588,640	4.500	08/01/41	622,303
134,782	4.500	10/01/41	142,398
124,731	5.000	02/01/42	134,647

			218,535,965

GNMA – 1.5%
48,492	5.500	07/15/20	49,365
1,366	6.500	01/15/32	1,529
7,255	6.500	02/15/32	8,116
7,457	6.500	08/15/34	8,342
13,385	6.500	05/15/35	15,259
4,022	6.500	06/15/35	4,551
11,919	6.500	07/15/35	13,599
3,154	6.500	08/15/35	3,604
6,762	6.500	09/15/35	7,694
4,644	6.500	10/15/35	5,303
22,287	6.500	11/15/35	25,455
14,369	6.500	12/15/35	16,261
27,866	6.500	01/15/36	31,764
39,554	6.500	02/15/36	45,148
29,690	6.500	03/15/36	33,893
67,364	6.500	04/15/36	76,614
120,131	6.500	05/15/36	137,103
93,474	6.500	06/15/36	106,675
356,252	6.500	07/15/36	406,344
321,899	6.500	08/15/36	365,189
616,587	6.500	09/15/36	701,750
237,956	6.500	10/15/36	271,735
314,491	6.500	11/15/36	355,515
148,656	6.500	12/15/36	169,458

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
66,887	6.500	01/15/37	76,526
25,456	6.500	02/15/37	29,075
14,140	6.500	03/15/37	16,163
35,095	6.500	04/15/37	40,194
17,765	6.500	05/15/37	19,871
17,563	6.500	08/15/37	20,087
76,218	6.500	09/15/37	87,011
84,532	6.500	10/15/37	98,025
54,510	6.500	11/15/37	61,925
20,536	6.500	05/15/38	23,472
73,053	6.000	11/15/38	82,490
14,154	6.500	11/15/38	16,253
10,666	6.500	01/15/39	12,002
18,751	6.500	02/15/39	21,399
10,867,419	4.000	10/20/43	11,283,862
574,589	4.000	10/20/45	594,902

			15,343,523

TOTAL FEDERAL AGENCIES			$273,229,399

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $398,455,635)			$390,360,899

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures – 6.9%
FHLB
$7,000,000	1.875%	03/13/20	$6,935,320
1,800,000	5.375	08/15/24	2,070,756
FNMA
5,200,000	6.250	05/15/29	6,756,308
16,080,000	7.125	01/15/30	22,484,342
Hashemite Kingdom of Jordan Government AID Bond(d)
19,300,000	2.503	10/30/20	19,294,017
NCUA Guaranteed Notes Series A4
11,000,000	3.000	06/12/19	11,091,529

TOTAL AGENCY DEBENTURES
(Cost $68,768,325)			$68,632,272

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – 0.1%
Other – 0.0%
Small Business Administration
$4,669	6.300%	05/01/18	$4,682
5,850	6.300	06/01/18	5,878

			10,560

Student Loan(b) – 0.1%
NCUA Guaranteed Notes Series 2010-A1, Class A (1M LIBOR + 0.350%)
1,251,427	1.929	12/07/20	1,253,079

TOTAL ASSET-BACKED SECURITIES
(Cost $1,262,022)			$1,263,639

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Value
U.S. Treasury Obligations – 51.4%
United States Treasury Bills(e)
$5,700,000	0.000%		05/17/18	$5,688,128
5,700,000	0.000		09/20/18	5,649,155
60,025,000	0.000		09/27/18	59,467,777
United States Treasury Bonds(f)
210,000	3.000		11/15/45	211,264
920,000	3.000		05/15/47	924,628
10,000	3.000		02/15/48	10,058
United States Treasury Notes
55,700,000	1.000		11/30/18	55,321,796
1,000,000	1.375	(f)	04/30/21	969,520
128,000,000	1.875		02/28/22	125,021,436
130,900,000	1.875	(f)	03/31/22	127,781,957
103,400,000	1.875	(f)	04/30/22	100,839,818
5,470,000	2.125		11/30/24	5,285,989
2,590,000	2.250		12/31/24	2,521,365
110,000	2.250		02/15/27	105,746
United States Treasury Strip Coupon(e)
28,900,000	0.000		11/15/35	17,220,354
2,800,000	0.000		05/15/36	1,643,684

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $514,808,640)				$508,662,675

Shares	Distribution Rate	Value
Investment Company(g) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
50,771	1.609%	$50,771
(Cost $50,771)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $983,345,393)		$968,970,256

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 1.5%
Commercial Paper(e) – 1.5%
Dominion Resources, Inc.
$1,580,000	0.000%	06/22/18	$1,570,722
Eastman Chemical Co.
719,000	0.000	04/27/18	717,687
HP, Inc.
2,780,000	0.000	04/27/18	2,775,761
Marriott International, Inc.
3,263,000	0.000	05/04/18	3,255,502
Omnicom Capital, Inc.
1,440,000	0.000	05/04/18	1,436,691
Sempra Energy Holdings
2,632,000	0.000	06/20/18	2,616,969

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – (continued)
Commercial Paper(e) – (continued)
The Southern Co.
$2,299,000	0.000%	06/21/18	$2,285,686

TOTAL SHORT-TERM INVESTMENTS
(Cost $14,656,030)			$14,659,018

TOTAL INVESTMENTS – 99.3% (Cost $998,001,423)			$983,629,274

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%			6,996,774

NET ASSETS – 100.0%			$990,626,048

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2018.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,956,314, which represents approximately 0.3% of the Fund’s net assets as of March 31, 2018. The liquidity determination is unaudited.
(d)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $19,294,017, which represents approximately 2.0% of the Fund’s net assets as of March 31, 2018.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(g)	Represents an affiliated issuer.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
CMT	—Constant Maturity Treasury Indexes
COF	—Cost of Funds
FDIC	—Federal Deposit Insurance Corp.
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
MTA	—Monthly Treasury Average
NCUA	—National Credit Union Administration
REMIC	—Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	6	06/20/18	$962,813	$23,692
2 Year U.S. Treasury Notes	2,928	06/29/18	622,520,253	29,967
10 Year U.S. Treasury Notes	192	06/20/18	23,259,000	168,724
Total				$222,383
Short position contracts:
Eurodollars	(181)	03/18/19	(44,078,025)	432,733
Eurodollars	(200)	06/18/18	(48,850,000)	29,536
Eurodollars	(346)	09/17/18	(84,445,625)	490,068
Eurodollars	(387)	12/17/18	(94,336,087)	34,113
Eurodollars	(443)	09/16/19	(107,732,063)	1,035,677
Eurodollars	(574)	03/16/20	(139,489,175)	1,309,177
Eurodollars	(636)	06/15/20	(154,548,000)	1,319,471
Eurodollars	(505)	09/14/20	(122,702,375)	599,471
Eurodollars	(505)	12/14/20	(122,670,813)	559,046
Eurodollars	(454)	03/15/21	(110,287,950)	296,299
Eurodollars	(431)	12/13/21	(104,668,350)	236,027
Eurodollars	(431)	06/14/21	(104,695,287)	261,627
Eurodollars	(431)	09/13/21	(104,689,900)	247,577
Ultra 10 Year U.S. Treasury Notes	(191)	06/20/18	(24,803,141)	(357,126)
3 Month Euribor Interest Rate	(146)	06/17/19	(35,523,625)	267,888
3 Month Euribor Interest Rate	(548)	12/16/19	(133,184,550)	819,706
5 Year U.S. Treasury Notes	(322)	06/29/18	(36,856,422)	(107,137)
20 Year U.S. Treasury Bonds	(410)	06/20/18	(60,116,250)	(1,427,406)
Total				$6,046,747
TOTAL FUTURES CONTRACTS				$6,269,130

SWAP CONTRACTS — At March 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M LIBOR(b)	2.206%(c)	09/04/19	$131,930	$18,565	$(8,456)	$27,021
3M LIBOR(d)	2.139(c)	11/20/20	86,710	(971,915)	(129,329)	(842,586)
2.851%(c)	3M LIBOR(d)	09/04/23	38,620	(186,221)	27,018	(213,239)
2.275(c)	3M LIBOR(d)	11/20/23	37,060	841,809	63,074	778,735
2.882(c)	3M LIBOR(d)	02/28/25	5,630	(46,312)	(16,699)	(29,613)
TOTAL				$(344,074)	$(64,392)	$(279,682)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2018.
(b)	Payments made at the termination date.
(c)	Payments made semi-annually.
(d)	Payments made quarterly.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments

March 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 49.5%
Aerospace & Defense – 0.6%
Northrop Grumman Corp.
$3,900,000	2.080%		10/15/20	$3,816,351

Agriculture – 2.1%
BAT Capital Corp.(a)
5,325,000	2.297		08/14/20	5,220,897
4,925,000	2.764	(b)	08/15/22	4,763,680
Cargill, Inc.(a)
1,275,000	3.250		03/01/23	1,277,269
Reynolds American, Inc.
975,000	3.250		06/12/20	975,094

				12,236,940

Automotive – 1.3%
Daimler Finance North America LLC(a)
1,500,000	2.450		05/18/20	1,478,721
Ford Motor Credit Co. LLC
5,575,000	8.125		01/15/20	6,035,530

				7,514,251

Banks – 16.0%
Banco Bilbao Vizcaya Argentaria SA
1,025,000	3.000		10/20/20	1,020,394
Banco Santander SA
1,400,000	3.500		04/11/22	1,393,566
Bank of America Corp.
1,025,000	2.625		10/19/20	1,017,922
8,175,000	2.151	(b)	11/09/20	8,013,793
1,250,000	2.625		04/19/21	1,231,306
3,075,000	2.503	(b)	10/21/22	2,953,817
Banque Federative du Credit Mutuel SA(a)
1,025,000	2.000		04/12/19	1,016,331
Barclays Bank PLC
1,100,000	5.140		10/14/20	1,135,977
1,600,000	2.650	(b)	01/11/21	1,577,108
BNP Paribas SA
550,000	2.375		05/21/20	543,561
1,600,000	2.950	(a)	05/23/22	1,568,290
BPCE SA(a)
2,425,000	3.000		05/22/22	2,375,132
Capital One Financial Corp.(b)
1,525,000	2.400		10/30/20	1,494,812
(3M USD LIBOR + 0.720%)
1,475,000	2.487	(c)	01/30/23	1,464,317
Citibank NA(b)
925,000	2.125		10/20/20	904,576
Citigroup, Inc.
1,325,000	2.500		07/29/19	1,319,613
2,650,000	2.650		10/26/20	2,618,346
5,500,000	2.350		08/02/21	5,340,391
(3M USD LIBOR + 0.950%)
2,400,000	2.876	(b)(c)	07/24/23	2,335,334
Credit Suisse Group Funding Guernsey Ltd.
1,425,000	2.750		03/26/20	1,411,267
Deutsche Bank AG
4,150,000	2.700		07/13/20	4,066,747

Corporate Obligations – (continued)
Banks – (continued)
Discover Bank(b)
1,150,000	2.600		11/13/18	1,149,635
HSBC Holdings PLC
1,050,000	2.950		05/25/21	1,039,494
JPMorgan Chase & Co.
1,825,000	2.250	(b)	01/23/20	1,802,825
3,250,000	4.400		07/22/20	3,350,276
1,250,000	2.295	(b)	08/15/21	1,215,359
6,000,000	3.200		01/25/23	5,943,561
JPMorgan Chase Bank NA(b)(c) (3M USD LIBOR + 0.290%)
2,900,000	2.063		02/01/21	2,900,183
Lloyds Bank PLC
1,000,000	2.300		11/27/18	997,767
Mitsubishi UFJ Financial Group, Inc.
245,000	2.950		03/01/21	243,458
Morgan Stanley
775,000	2.650		01/27/20	770,226
3,250,000	2.500		04/21/21	3,184,459
7,550,000	2.625		11/17/21	7,371,262
Santander Holdings USA, Inc.(b)
175,000	2.650		04/17/20	173,049
Santander UK PLC
1,600,000	2.375		03/16/20	1,577,822
2,575,000	2.125		11/03/20	2,515,166
Sumitomo Mitsui Financial Group, Inc.
1,750,000	2.442		10/19/21	1,699,655
7,150,000	2.784		07/12/22	6,973,494
The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
700,000	2.150		09/14/18	698,210
UBS AG(a)(b)
925,000	2.450		12/01/20	908,209
UBS Group Funding Switzerland AG(a)
3,450,000	3.000		04/15/21	3,413,569
Wells Fargo & Co.
600,000	2.150		01/30/20	590,620

				93,320,899

Beverages – 2.4%
Anheuser-Busch InBev Finance, Inc.(b)
3,899,000	2.650		02/01/21	3,868,463
2,625,000	3.300		02/01/23	2,626,929
Anheuser-Busch InBev Worldwide, Inc.(c)(3M USD LIBOR + 0.740%)
2,725,000	3.052		01/12/24	2,741,023
Beam Suntory, Inc.
800,000	1.750		06/15/18	798,240
Constellation Brands, Inc.(b)
3,025,000	2.650		11/07/22	2,923,146
Molson Coors Brewing Co.
1,150,000	1.450		07/15/19	1,128,769

				14,086,570

Chemicals – 0.9%
CNAC HK Finbridge Co. Ltd.
200,000	4.125		07/19/27	188,750

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Chemicals – (continued)
E.I. du Pont de Nemours & Co.(c) (3M USD LIBOR + 0.530%)
$2,100,000	2.303%		05/01/20	$2,113,453
The Sherwin-Williams Co.
2,275,000	2.250		05/15/20	2,237,242
700,000	2.750	(b)	06/01/22	681,782

				5,221,227

Computers(b)(c) – 0.2%
DXC Technology Co.(3M USD LIBOR + 0.950%)
1,425,000	2.956		03/01/21	1,426,688

Diversified Financial Services – 1.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
250,000	4.500		05/15/21	256,083
Air Lease Corp.
1,725,000	2.125		01/15/20	1,694,493
International Lease Finance Corp.
750,000	7.125	(a)	09/01/18	762,491
2,125,000	8.625		01/15/22	2,478,323
Navient Corp.
1,150,000	8.450		06/15/18	1,158,625

				6,350,015

Electrical – 1.7%
Dominion Energy, Inc.
900,000	1.900		06/15/18	898,929
1,350,000	2.579		07/01/20	1,332,950
Duke Energy Corp.(b)
950,000	1.800		09/01/21	904,259
Exelon Corp.(b)
350,000	2.850		06/15/20	346,860
750,000	2.450		04/15/21	733,009
ITC Holdings Corp.(a)(b)
1,925,000	2.700		11/15/22	1,867,857
Sempra Energy
1,700,000	2.400		02/01/20	1,681,854
1,100,000	2.400	(b)	03/15/20	1,085,637
(3M USD LIBOR + 0.500%)
1,350,000	2.209	(b)(c)	01/15/21	1,350,990

				10,202,345

Entertainment(b) – 0.1%
GLP Capital LP/GLP Financing II, Inc.
450,000	4.875		11/01/20	457,313

Food & Drug Retailing – 0.7%
Conagra Brands, Inc.
61,000	4.950		08/15/20	63,195
Mondelez International Holdings Netherlands BV(a)(b)
1,975,000	2.000		10/28/21	1,884,700
Smithfield Foods, Inc.(a)(b)
2,350,000	2.650		10/03/21	2,250,075
Sysco Corp.(b)
100,000	2.600		10/01/20	99,167

				4,297,137

Corporate Obligations – (continued)
Gas(b) – 0.2%
NiSource Corp.
1,100,000	2.650		11/17/22	1,064,527

Healthcare Providers & Services – 3.2%
Acadia Healthcare Co., Inc.(b)
500,000	6.125		03/15/21	506,250
Becton Dickinson & Co.
4,750,000	2.133		06/06/19	4,696,221
959,000	2.675		12/15/19	953,457
2,625,000	2.404		06/05/20	2,574,186
4,375,000	2.894	(b)	06/06/22	4,244,890
(3M USD LIBOR + 0.875%)
1,450,000	2.944	(b)(c)	12/29/20	1,451,535
CHS/Community Health Systems, Inc.(b)
1,100,000	8.000		11/15/19	990,000
HCA, Inc.
1,600,000	5.875		03/15/22	1,684,000
Humana, Inc.
1,675,000	2.500		12/15/20	1,642,901

				18,743,440

Insurance – 1.0%
Reliance Standard Life Global Funding II(a)
1,700,000	2.150		10/15/18	1,694,926
The Allstate Corp.(c) (3M USD LIBOR + 0.630%)
2,875,000	2.932		03/29/23	2,880,487
The Chubb Corp.(b)(c) (3M USD LIBOR + 2.250%)
1,075,000	3.972		03/29/67	1,074,678

				5,650,091

Internet(a) – 0.5%
Amazon.com, Inc.
1,475,000	1.900		08/21/20	1,444,194
1,475,000	2.400	(b)	02/22/23	1,424,404

				2,868,598

Lodging – 0.2%
MGM Resorts International
975,000	8.625		02/01/19	1,017,656

Machinery-Diversified(b) – 0.0%
Roper Technologies, Inc.
225,000	3.000		12/15/20	224,218

Media – 0.7%
21st Century Fox America, Inc.
150,000	6.900		03/01/19	155,472
Charter Communications Operating LLC/Charter Communications Operating Capital(b)
3,400,000	3.579		07/23/20	3,409,572
Time Warner Cable LLC
775,000	5.000		02/01/20	795,983

				4,361,027

Mining(b) – 0.2%
Glencore Funding LLC(a)
625,000	3.000		10/27/22	602,844

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Mining(b) – (continued)
	Teck Resources Ltd.
	$450,000	4.750%		01/15/22	$455,062

					1,057,906

Oil Field Services – 1.3%
	EOG Resources, Inc.
	1,300,000	5.625		06/01/19	1,338,495
	Petrobras Global Finance BV
	30,000	8.750		05/23/26	35,154
	500,000	7.375		01/17/27	541,750
	Petroleos Mexicanos
EUR	170,000	5.125		03/15/23	238,461
	Phillips 66(a)(b)(c) (3M USD LIBOR + 0.750%)
	$950,000	2.472		04/15/20	951,016
	Range Resources Corp.(b)
	500,000	5.750		06/01/21	508,750
	Reliance Industries Ltd.(a)
	300,000	3.667		11/30/27	283,500
	Schlumberger Finance Canada Ltd.(a)
	1,775,000	2.200		11/20/20	1,751,101
	Valero Energy Corp.
	1,932,000	6.125		02/01/20	2,036,062

					7,684,289

Pharmaceuticals – 5.4%
	Allergan Funding SCS(b)
	6,900,000	3.450		03/15/22	6,841,009
	Cardinal Health, Inc.
	905,000	4.625		12/15/20	936,045
	CVS Health Corp.
	1,900,000	3.125		03/09/20	1,901,916
	2,775,000	3.350		03/09/21	2,790,104
	3,348,000	2.125	(b)	06/01/21	3,234,516
	4,175,000	3.700	(b)	03/09/23	4,197,670
	(3M USD LIBOR + 0.630%)
	625,000	2.687	(c)	03/09/20	627,344
	(3M USD LIBOR + 0.720%)
	425,000	2.777	(c)	03/09/21	428,194
	EMD Finance LLC(a)(b)
	1,600,000	2.400		03/19/20	1,582,591
	McKesson Corp.
	650,000	2.284		03/15/19	646,503
	Mylan NV
	2,825,000	2.500		06/07/19	2,803,047
	Mylan, Inc.
	1,350,000	2.550		03/28/19	1,343,034
	Teva Pharmaceutical Finance Netherlands III BV
	4,575,000	2.200		07/21/21	4,117,500

					31,449,473

Pipelines – 4.1%
	Enbridge Energy Partners LP
	2,114,000	5.200		03/15/20	2,182,152
	Enbridge, Inc.(b)
	1,325,000	2.900		07/15/22	1,285,455

Corporate Obligations – (continued)
Pipelines – (continued)
	Enterprise Products Operating LLC
	1,550,000	5.200		09/01/20	1,622,325
	(3M USD LIBOR + 3.708%)
	1,150,000	5.481	(b)(c)	08/01/66	1,152,943
	Kinder Morgan Energy Partners LP
	1,150,000	2.650		02/01/19	1,149,003
	1,250,000	6.850		02/15/20	1,327,904
	Kinder Morgan, Inc.(b)
	1,450,000	3.050		12/01/19	1,446,251
	Magellan Midstream Partners LP
	2,650,000	6.550		07/15/19	2,764,860
	NGPL PipeCo LLC(a)(b)
	215,000	4.375%		08/15/22	213,925
	410,000	4.875		08/15/27	404,875
	Plains All American Pipeline LP/PAA Finance Corp.
	1,690,000	5.750		01/15/20	1,757,324
	990,000	3.650	(b)	06/01/22	976,489
	Sabine Pass Liquefaction LLC(b)
	3,185,000	5.625		02/01/21	3,348,711
	Texas Eastern Transmission LP(a)(b)
	1,225,000	4.125		12/01/20	1,250,666
	Western Gas Partners LP(b)
	1,470,000	2.600		08/15/18	1,468,194
	Williams Partners LP
	1,300,000	5.250		03/15/20	1,347,069

					23,698,146

Real Estate Investment Trust(b) – 1.8%
	China Evergrande Group
	500,000	8.750		06/28/25	500,000
	Equinix, Inc.
	450,000	5.375		01/01/22	463,500
	HCP, Inc.
	600,000	3.750		02/01/19	603,041
	Public Storage
	850,000	2.370		09/15/22	818,472
	Senior Housing Properties Trust
	750,000	3.250		05/01/19	750,549
	SL Green Operating Partnership LP
	2,575,000	3.250		10/15/22	2,511,324
	VEREIT Operating Partnership LP
	3,475,000	3.000		02/06/19	3,474,374
	Welltower, Inc.
	1,225,000	4.125		04/01/19	1,239,572

					10,360,832

Retailing – 0.5%
	Alimentation Couche-Tard, Inc.(a)(b)
	425,000	2.700		07/26/22	412,041
	Brinker International, Inc.
	150,000	2.600		05/15/18	149,888
	New Red Finance, Inc.(a)(b)
	1,000,000	4.625		01/15/22	1,002,500
	Walgreens Boots Alliance, Inc.(b)
	1,550,000	2.700		11/18/19	1,542,459

					3,106,888

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Semiconductors – 1.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.(b)
$4,000,000	3.000%	01/15/22	$3,924,985
NXP BV/NXP Funding LLC(a)
750,000	3.750	06/01/18	751,875
325,000	4.125	06/15/20	329,875
1,250,000	4.125	06/01/21	1,262,500

			6,269,235

Software(b) – 0.2%
Fidelity National Information Services, Inc.
100,000	2.250	08/15/21	96,640
First Data Corp.(a)
850,000	7.000	12/01/23	892,500
Fiserv, Inc.
125,000	2.700	06/01/20	124,206

			1,113,346

Telecommunication Services – 2.0%
America Movil SAB de CV
MXN 2,760,000	6.000	06/09/19	147,448
AT&T, Inc.
$2,225,000	2.450 (b)	06/30/20	2,199,457
2,925,000	5.000	03/01/21	3,071,778
900,000	3.000	02/15/22	888,885
CenturyLink, Inc.
650,000	6.450	06/15/21	663,000
Sprint Corp.
1,000,000	7.250	09/15/21	1,033,750
Verizon Communications, Inc.
2,475,000	1.750	08/15/21	2,362,147
Wind Tre SpA(a)(b)(c) (3M EURIBOR + 2.750%)
EUR 1,250,000	2.750	01/20/24	1,418,985

			11,785,450

TOTAL CORPORATE OBLIGATIONS
(Cost $294,434,682)			$289,384,858

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 10.6%
Collateralized Mortgage Obligations – 4.1%
Interest Only(d) – 0.7%
FHLMC REMIC Series 3852, Class SW(c) (-1x1M LIBOR + 6.000%)
$1,175,429	4.413%	05/15/41	$166,773
FHLMC REMIC Series 4314, Class SE(c) (-1x1M LIBOR + 6.050%)
800,293	4.463	03/15/44	129,311
FHLMC REMIC Series 4320, Class SD(c) (-1x1M LIBOR + 6.100%)
203,846	4.513	07/15/39	27,800
FHLMC REMIC Series 4583, Class ST(c) (-1x1M LIBOR + 6.000%)
912,628	4.223	05/15/46	156,508
FHLMC STRIPS Series 304, Class C45
343,734	3.000	12/15/27	30,384

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
Interest Only(d) – (continued)
FNMA REMIC Series 2010-135, Class AS(c) (-1x1M LIBOR + 5.950%)
332,482	4.079	12/25/40	44,061
FNMA REMIC Series 2013-121, Class SA(c) (-1x1M LIBOR + 6.100%)
2,399,087	4.479	12/25/43	331,645
FNMA REMIC Series 2013-130, Class SN(c) (-1x1M LIBOR + 6.650%)
880,511	5.029	10/25/42	139,993
FNMA REMIC Series 2014-19, Class MS(c) (-1x1M LIBOR + 6.600%)
320,485	4.979	11/25/39	24,355
FNMA REMIC Series 2014-87, Class MS(c) (-1x1M LIBOR + 6.250%)
121,113	4.629	01/25/45	17,312
FNMA REMIC Series 2015-20, Class ES(c) (-1x1M LIBOR + 6.150%)
684,853	4.529	04/25/45	110,941
FNMA REMIC Series 2015-28, Class PS(c) (-1x1M LIBOR + 5.600%)
1,693,638	3.979	08/25/44	231,530
FNMA REMIC Series 2015-79, Class SA(c) (-1x1M LIBOR + 6.250%)
502,027	4.629	11/25/45	71,137
FNMA REMIC Series 2016-1, Class SJ(c) (-1x1M LIBOR + 6.150%)
1,408,801	4.279	02/25/46	250,822
GNMA REMIC Series 2010-1, Class SD(c) (-1x1M LIBOR + 5.790%)
25,584	3.968	01/20/40	3,541
GNMA REMIC Series 2010-20, Class SE(c) (-1x1M LIBOR + 6.250%)
148,433	4.428	02/20/40	23,004
GNMA REMIC Series 2010-31, Class SA(c) (-1x1M LIBOR + 5.750%)
258,886	3.928	03/20/40	35,042
GNMA REMIC Series 2010-98, Class QS(c) (-1x1M LIBOR + 6.600%)
143,726	4.778	01/20/40	17,073
GNMA REMIC Series 2011-17, Class SA(c) (-1x1M LIBOR + 6.100%)
183,205	4.278	09/20/40	23,521
GNMA REMIC Series 2011-61, Class CS(c) (-1x1M LIBOR + 6.680%)
42,205	4.858	12/20/35	1,032
GNMA REMIC Series 2013-113, Class SD(c) (-1x1M LIBOR + 6.700%)
146,333	4.914	08/16/43	22,456
GNMA REMIC Series 2013-124, Class CS(c) (-1x1M LIBOR + 6.050%)
834,727	4.228	08/20/43	132,308
GNMA REMIC Series 2013-134, Class DS(c) (-1x1M LIBOR + 6.100%)
96,422	4.278	09/20/43	14,266

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
Interest Only(d) – (continued)
	GNMA REMIC Series 2013-152, Class TS(c) (-1x1M LIBOR + 6.100%)
	$336,429	4.278%	06/20/43	$49,268
	GNMA REMIC Series 2014-117, Class SJ(c) (-1x1M LIBOR + 5.600%)
	2,426,629	3.778	08/20/44	327,650
	GNMA REMIC Series 2014-132, Class SL(c) (-1x1M LIBOR + 6.100%)
	896,567	4.278	10/20/43	121,810
	GNMA REMIC Series 2014-133, Class BS(c) (-1x1M LIBOR + 5.600%)
	766,188	3.778	09/20/44	96,120
	GNMA REMIC Series 2014-158, Class SA(c) (-1x1M LIBOR + 5.600%)
	1,132,090	3.814	10/16/44	151,159
	GNMA REMIC Series 2014-162, Class SA(c) (-1x1M LIBOR + 5.600%)
	336,881	3.778	11/20/44	42,408
	GNMA REMIC Series 2014-188, Class IB
	911,347	4.000	12/20/44	151,340
	GNMA REMIC Series 2014-41, Class SA(c) (-1x1M LIBOR + 6.100%)
	108,994	4.278	03/20/44	16,660
	GNMA REMIC Series 2015-110, Class MS(c) (-1x1M LIBOR + 5.710%)
	683,350	3.888	08/20/45	90,078
	GNMA REMIC Series 2015-111, Class IM
	633,174	4.000	08/20/45	109,428
	GNMA REMIC Series 2015-123, Class SP(c) (-1x1M LIBOR + 6.250%)
	551,491	4.428	09/20/45	84,229
	GNMA REMIC Series 2015-126, Class HS(c) (-1x1M LIBOR + 6.200%)
	1,209,499	4.378	09/20/45	181,727
	GNMA REMIC Series 2015-57, Class AS(c) (-1x1M LIBOR + 5.600%)
	1,375,302	3.778	04/20/45	176,007
	GNMA REMIC Series 2015-95, Class GI
	625,764	4.500	07/16/45	137,063
	GNMA REMIC Series 2016-109, Class IH
	2,623,543	4.000	10/20/45	464,865
	GNMA REMIC Series 2016-27, Class IA
	540,505	4.000	06/20/45	84,332

				4,288,959

Regular Floater(c) – 0.0%
	FNMA REMIC Series 2007-33, Class HF (1M LIBOR + 0.350%)
	24,394	1.971	04/25/37	24,464

Sequential Fixed Rate – 2.6%
	FHLMC REMIC Series 4619, Class NA
	2,571,766	3.000	03/15/44	2,562,690
	FHLMC REMIC Series 4630, Class MC
	1,476,850	4.000	08/15/54	1,527,908
	FHLMC REMIC Series 4649, Class ML
	10,457,061	4.000	11/15/54	10,817,258

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
	FNMA REMIC Series 2012-111, Class B
	32,975	7.000	10/25/42	37,571
	FNMA REMIC Series 2012-153, Class B
	107,466	7.000	07/25/42	122,668

				15,068,095

Sequential Floating Rate(a)(c) – 0.8%
	Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(e)(3M EURIBOR + 2.750%)
EUR	595,527	2.750	04/20/20	729,103
	Holmes Master Issuer PLC Series 2018-1A, Class A2(3M USD LIBOR + 0.360%)
	$2,600,000	2.146	10/15/54	2,598,534
	New Residential Mortgage Loan Trust Series 2015-1A, Class A1(e)
	382,894	3.750	05/28/52	387,032
	Station Place Securitization Trust Series 2015-2, Class A(1M USD LIBOR + 1.050%)
	850,000	2.638	05/15/18	850,000

				4,564,669

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$23,946,187

Commercial Mortgage-Backed Securities – 0.1%
Sequential Fixed Rate – 0.1%
	FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
	$188,389	2.779%	09/25/22	$187,604
	FHLMC Multifamily Structured Pass-Through Certificates Series K707, Class A2
	100,000	2.220	12/25/18	99,673
	FHLMC Multifamily Structured Pass-Through Certificates Series K710, Class A2
	100,000	1.883	05/25/19	99,004

	TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$386,281

Federal Agencies – 6.4%
FHLMC – 0.0%
	$133,107	7.000%	02/01/39	$152,852

FNMA – 5.8%
	4,520	6.000	11/01/23	5,022
	1,617,096	6.000	02/01/24	1,796,924
	1,153,403	6.000	01/01/28	1,281,714
	810,692	6.000	08/01/28	900,844
	18,135	6.000	01/01/29	20,152
	41,444	6.000	01/01/32	46,663
	8,558	6.000	11/01/32	9,565
	614,878	6.000	12/01/32	675,957
	4,973,992	6.000	05/01/34	5,555,185
	8,723	6.000	11/01/34	9,739
	43,135	6.000	06/01/35	48,151
	496,002	6.000	10/01/35	554,413
	1,889,739	6.000	11/01/35	2,110,086

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$98,317	6.000%	12/01/35	$109,968
2,345	6.000	01/01/36	2,616
7,176	6.000	02/01/36	8,015
2,578	6.000	03/01/36	2,882
1,223,109	6.000	05/01/36	1,367,195
67,490	6.000	06/01/36	75,646
890,272	6.000	07/01/36	994,113
75,814	6.000	08/01/36	84,720
1,271,701	6.000	09/01/36	1,420,215
2,416,276	6.000	10/01/36	2,695,683
53,453	6.000	11/01/36	59,637
542,543	6.000	02/01/37	605,854
11,044	6.000	03/01/37	12,335
50,233	6.000	05/01/37	55,985
486,384	6.000	11/01/37	544,378
97,464	6.000	12/01/37	108,933
200,797	6.000	03/01/38	223,809
314,504	6.000	04/01/38	351,397
1,366,991	6.000	05/01/38	1,523,192
9,030	6.000	07/01/38	10,083
640,191	6.000	09/01/38	712,633
205,763	6.000	10/01/38	229,705
854,616	6.000	11/01/38	953,390
145,328	6.000	12/01/38	161,852
658,516	6.000	01/01/39	736,505
73,817	7.000	03/01/39	84,803
470,274	6.000	09/01/39	524,112
673,871	6.000	06/01/40	750,238
1,049,957	6.000	10/01/40	1,172,522
4,755,741	6.000	05/01/41	5,297,853
50,340	6.000	06/01/41	56,195

			33,950,879

GNMA – 0.6%
2,773,535	4.000	10/20/43	2,879,817
574,589	4.000	10/20/45	594,902

			3,474,719

TOTAL FEDERAL AGENCIES			$37,578,450

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $62,651,177)			$61,910,918

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – 25.7%
Automotive – 1.3%
Ally Master Owner Trust Series 2015-2, Class A2
$2,050,000	1.830%	01/15/21	$2,037,830
Ford Credit Auto Owner Trust Series 2016-2, Class A(a)
450,000	2.030	12/15/27	437,017
Ford Credit Floorplan Master Owner Trust Series 2016-5, Class A1
3,850,000	1.950	11/15/21	3,800,349

Asset-Backed Securities – (continued)
Automotive – (continued)
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1(a)
1,350,000	1.960	05/17/21	1,338,907

			7,614,103

Collateralized Loan Obligations(a)(c) – 13.7%
ACIS CLO Ltd. Series 2013-1A, Class A1 (3M USD LIBOR + 0.870%)
719,741	2.224	04/18/24	719,924
ACIS CLO Ltd. Series 2013-1A, Class B (3M USD LIBOR + 1.950%)
313,530	3.304	04/18/24	313,595
ACIS CLO Ltd. Series 2013-1A, Class C (3M USD LIBOR + 2.950%)
198,030	4.304	04/18/24	198,119
AIMCO CLO Series 2017-AA, Class A (3M USD LIBOR + 1.260%)
3,150,000	2.623	07/20/29	3,168,824
Apidos CLO X Series 2012-10A, Class A (3M USD LIBOR + 1.420%)
317,734	2.798	10/30/22	317,839
Atrium X CLO Series 2017-10A, Class AR (3M USD LIBOR + 0.950%)
2,776,969	2.309	07/16/25	2,777,269
B&M CLO Ltd. Series 2014-1A, Class A1 (3M USD LIBOR + 1.400%)
600,000	2.759	04/16/26	600,075
B&M CLO Ltd. Series 2014-1A, Class A2 (3M USD LIBOR + 1.950%)
100,000	3.309	04/16/26	100,024
Babson CLO Ltd. Series 2014-3A, Class AR (3M USD LIBOR + 1.320%)
3,250,000	2.679	01/15/26	3,250,868
BlueMountain CLO Ltd. Series 2014-2A, Class AR (3M USD LIBOR + 0.930%)
3,150,000	2.293	07/20/26	3,150,186
Bowman Park CLO Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 1.180%)
1,650,000	2.642	11/23/25	1,650,908
Cedar Funding II CLO Ltd. Series 2013-1A, Class A1R (3M USD LIBOR + 1.230%)
3,100,000	2.766	06/09/30	3,120,268
Cedar Funding V CLO Ltd. Series 2016-5A, Class A1 (3M USD LIBOR + 1.610%)
3,400,000	2.963	07/17/28	3,411,455
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
3,050,000	2.609	07/15/26	3,050,570
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A (3M USD LIBOR + 1.390%)
1,650,000	2.757	07/25/27	1,651,803
ICG US CLO Ltd. Series 2014-1A, Class A1R (3M USD LIBOR + 1.220%)
3,100,000	2.588	01/20/30	3,124,828

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations(a)(c) – (continued)
Jamestown CLO X Ltd. Series 2017-10A, Class A1 (3M USD LIBOR + 1.250%)
$6,250,000	2.720%	07/17/29	$6,280,512
LCM XVI LP Series 2017-16A, Class AR (3M USD LIBOR + 1.030%)
6,250,000	2.389	07/15/26	6,250,606
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
4,200,000	2.650	04/15/29	4,190,756
Neuberger Berman CLO XIX Ltd. Series 2015-19A, Class A1R (3M USD LIBOR + 1.050%)
3,150,000	2.409	07/15/27	3,158,861
OCP CLO Ltd. Series 2012-2A, Class A1R (3M USD LIBOR + 1.400%)
200,000	2.846	11/22/25	201,042
OCP CLO Ltd. Series 2014-5A, Class A1R (3M USD LIBOR + 1.080%)
1,200,000	2.835	04/26/31	1,199,506
OCP CLO Ltd. Series 2015-8A, Class A1R (3M USD LIBOR + 0.850%)
3,250,000	2.203	04/17/27	3,250,286
OFSI Fund V Ltd. Series 2013-5A, Class A1LA (3M USD LIBOR + 0.930%)
73,215	2.283	04/17/25	73,222
Parallel Ltd. Series 2015-1A, Class AR (3M USD LIBOR + 0.850%)
1,250,000	2.595	07/20/27	1,249,990
Parallel Ltd. Series 2017-1A, Class A1 (3M USD LIBOR + 1.310%)
2,700,000	2.673	07/20/29	2,710,495
Recette CLO Ltd. Series 2015-1A, Class AR (3M USD LIBOR + 0.920%)
4,550,000	2.283	10/20/27	4,555,569
Regatta IV Funding Ltd. Series 2014-1A, Class A1R (3M USD LIBOR + 1.020%)
3,000,000	2.387	07/25/26	3,000,351
Shackleton CLO Ltd. Series 2014-5A, Class AR (3M USD LIBOR + 1.140%)
1,300,000	2.532	05/07/26	1,300,449
Sound Point CLO XI Ltd. Series 2016-1A, Class A (3M USD LIBOR + 1.650%)
4,150,000	3.013	07/20/28	4,167,156
TICP CLO VI Ltd. Series 2016-6A, Class A (3M USD LIBOR + 1.550%)
2,600,000	2.909	01/15/29	2,615,127
Whitehorse Ltd. Series 2014-9A, Class AR (3M USD LIBOR + 1.160%)
3,600,000	2.513	07/17/26	3,600,522
WhiteHorse VIII Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 0.900%)
1,250,000	2.277	05/01/26	1,250,630
Zais CLO 1 Ltd. Series 2014-1A, Class A1 (3M USD LIBOR + 1.400%)
661,898	2.759	04/15/26	661,981

			80,323,616

Asset-Backed Securities – (continued)
Credit Card(a) – 2.4%
CARDS II Trust Series 2016-1A, Class A(c) (1M LIBOR + 0.700%)
1,750,000	2.477	07/15/21	1,752,708
CARDS II Trust Series 2017-1A, Class A(c) (1M LIBOR + 0.370%)
2,550,000	2.147	04/18/22	2,551,528
Evergreen Credit Card Trust Series 2016-1, Class A(c) (1M LIBOR + 0.720%)
3,000,000	2.497	04/15/20	3,000,702
Golden Credit Card Trust Series 2016-5A, Class A
2,600,000	1.600	09/15/21	2,558,567
Golden Credit Card Trust Series 2017-2A, Class A
1,050,000	1.980	04/15/22	1,032,633
Trillium Credit Card Trust II Series 2016-1A, Class A(c) (1M LIBOR + 0.720%)
3,150,000	2.592	05/26/21	3,150,211

			14,046,349

Student Loan(c) – 8.3%
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A (1M USD LIBOR + 0.800%)
604,632	2.421	02/25/41	604,987
ECMC Group Student Loan Trust Series 2016-1A, Class A(a) (1M USD LIBOR + 1.350%)
1,759,344	2.911	07/26/66	1,782,522
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(a) (1M USD LIBOR + 0.800%)
4,200,000	2.421	04/26/32	4,125,080
Educational Funding of the South, Inc. Series 2012-1, Class A (1M USD LIBOR + 1.050%)
2,802,612	2.671	03/25/36	2,814,934
Educational Services of America, Inc. Series 2012-1, Class A1(a) (1M USD LIBOR + 1.150%)
57,116	2.771	09/25/40	58,090
Educational Services of America, Inc. Series 2014-1, Class A(a) (1M USD LIBOR + 0.700%)
855,896	2.321	02/25/39	844,756
Educational Services of America, Inc. Series 2015-2, Class A(a) (1M USD LIBOR + 1.000%)
892,327	2.621	12/25/56	900,473
EFS Volunteer No. 2 LLC Series 2012-1, Class A2(a) (1M USD LIBOR + 1.350%)
2,700,000	2.971	03/25/36	2,747,171
EFS Volunteer No. 3 LLC Series 2012-1, Class A2(a) (1M USD LIBOR + 1.000%)
110,671	2.621	02/25/25	110,917
EFS Volunteer No. 3 LLC Series 2012-1, Class A3(a) (1M USD LIBOR + 1.000%)
1,700,000	2.621	04/25/33	1,724,378
GCO Education Loan Funding Master Trust II Series 2007-1A, Class A6L(a) (3M LIBOR + 0.110%)
2,182,088	2.054	11/25/26	2,168,491
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
1,900,000	2.267	07/25/45	1,903,220

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1 (1M USD LIBOR + 0.750%)
$2,175,349	2.414%		12/01/31	$2,174,196
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2 (1M USD LIBOR + 1.000%)
2,232,673	2.590		05/20/30	2,259,155
Navient Student Loan Trust Series 2016-5A, Class A(a) (1M USD LIBOR + 1.250%)
3,660,766	2.871		06/25/65	3,750,996
Navient Student Loan Trust Series 2016-7A, Class A(a) (1M USD LIBOR + 1.150%)
1,835,313	2.771		03/25/66	1,863,901
Nelnet Student Loan Trust Series 2005-4, Class A3 (3M USD LIBOR + 0.130%)
48,232	1.788		06/22/26	48,227
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
1,012,976	2.267		07/25/41	1,010,698
Northstar Education Finance, Inc. Series 2012-1, Class A(a) (1M USD LIBOR + 0.700%)
114,338	2.321		12/26/31	115,062
Pennsylvania Higher Education Assistance Agency Series 12-1A, Class A1(a) (1M USD LIBOR + 0.550%)
58,862	2.171		05/25/57	58,711
PHEAA Student Loan Trust Series 2016-1A, Class A(a) (1M USD LIBOR + 1.150%)
1,864,764	2.771		09/25/65	1,892,545
SLC Student Loan Center Series 2011-1, Class A(a) (1M USD LIBOR + 1.220%)
6,576,514	2.841		10/25/27	6,663,521
SLC Student Loan Trust Series 2005-3, Class A3 (3M USD LIBOR + 0.120%)
1,320,096	1.708		06/15/29	1,313,835
SLM Student Loan Trust Series 2003-14, Class A5 (3M USD LIBOR + 0.230%)
64,704	1.597		01/25/23	64,707
SLM Student Loan Trust Series 2004-1, Class A3 (3M USD LIBOR + 0.210%)
272,177	1.577		04/25/23	272,233
SLM Student Loan Trust Series 2004-8A, Class A5(a) (3M USD LIBOR + 0.500%)
579,827	1.867		04/25/24	581,086
SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
1,400,000	1.507		10/25/28	1,394,508
SLM Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.110%)
424,499	1.477		07/25/25	424,505
SLM Student Loan Trust Series 2007-7, Class A4 (3M USD LIBOR + 0.330%)
1,012,673	1.697		01/25/22	995,723
SLM Student Loan Trust Series 2008-4, Class A4 (3M USD LIBOR + 1.650%)
378,181	3.017		07/25/22	386,843

Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
SLM Student Loan Trust Series 2012-3, Class A (1M USD LIBOR + 0.650%)
1,213,277	2.271		12/26/25	1,219,672
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2 (3M USD LIBOR + 0.850%)
827,105	2.185		10/01/24	831,111
Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
1,200,000	2.227		05/01/35	1,188,924
Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
92,521	1.497		01/26/26	92,481

				48,387,659

TOTAL ASSET-BACKED SECURITIES
(Cost $149,675,388)				$150,371,727

Principal Amount	Interest Rate		Maturity Date	Value
Foreign Debt Obligations – 1.3%
Sovereign – 1.3%
Dominican Republic
$1,210,000	7.500%		05/06/21	1,290,163
Ecuador Government International Bond
200,000	9.625	(a)	06/02/27	213,500
390,000	9.625		06/02/27	416,325
350,000	7.875	(a)	01/23/28	336,000
Republic of Argentina
EUR 440,000	3.375		01/15/23	535,307
320,000	5.250		01/15/28	383,408
40,000	2.260	(f)	12/31/38	33,887
$70,000	2.500	(f)	12/31/38	46,620
EUR 100,000	6.250		11/09/47	113,817
Republic of Indonesia
$200,000	5.875		01/15/24	219,540
EUR 250,000	2.150	(a)	07/18/24	317,225
$840,000	3.850	(a)	07/18/27	822,150
Republic of South Africa
ZAR 1,590,000	8.000		01/31/30	130,620
4,500,000	7.000		02/28/31	337,266
13,225,000	8.250		03/31/32	1,089,668
1,570,000	8.875		02/28/35	134,751
2,680,000	6.250		03/31/36	176,078
175,000	9.000		01/31/40	14,988
900,000	6.500		02/28/41	58,728
3,300,000	8.750		01/31/44	274,823
United Mexican States
MXN 10,679,700	6.500		06/10/21	575,076
1,916,700	8.000		12/07/23	109,192
46,900	8.000		11/07/47	2,689

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $7,148,718)				$7,631,821

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Structured Notes(a)(g) – 0.5%
Arab Republic of Egypt (Issuer Citibank NA)
$14,570,000	0.000%	05/03/18	$809,737
18,450,000	0.000	05/10/18	1,021,906
Arab Republic of Egypt (Issuer HSBC Bank PLC)
9,700,000	0.000	06/07/18	532,961
Arab Republic of Egypt (Issuer JPMorgan Chase Bank NA)
5,100,000	0.000	05/17/18	281,524
5,100,000	0.000	07/26/18	272,371
6,950,000	0.000	02/07/19	344,697

TOTAL STRUCTURED NOTES
(Cost $3,247,276)			$3,263,196

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations(b) – 2.6%
Florida – 2.2%
Florida State Board of Administration Finance Corp. Series 2016, Class A
$12,625,000	2.638%	07/01/21	$12,543,948

New Hampshire(c) – 0.3%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
1,800,000	2.217	10/25/37	1,797,717

Utah(c) – 0.1%
Utah State Board of Regents Student Loan RB (Taxable) Series 2011, Class A2 (3M USD LIBOR + 0.850%)
740,176	2.227	05/01/29	739,317

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $15,235,384)			$15,080,982

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation(h) – 0.2%
United States Treasury Note
$1,020,000	2.250%	12/31/24	$992,970
(Cost $1,012,407)

Shares		Distribution Rate	Value
Investment Company(i) – 2.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
14,992,853		1.609%		$14,992,853
(Cost $14,992,853)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $548,397,885)				$543,629,325

Short-term Investments – 5.2%
Certificate of Deposit(c) – 0.3%
	Nordea Bank AB NY
	$1,500,000		2.702%		03/27/20	$1,500,000

Commercial Paper(g) – 4.9%
	Atlantic Asset Securitization Corp.
	3,000,000		0.000		06/21/18	2,984,026
	Dominion Resources, Inc.
	1,169,000		0.000		06/22/18	1,162,136
	Electricite de France SA
	2,557,000		0.000		04/27/18	2,552,332
	Ford Motor Credit Co. LLC
	4,000,000		0.000		02/20/19	3,895,368
	HP, Inc.
	1,638,000		0.000		04/27/18	1,635,502
	Marriott International, Inc.
	1,922,000		0.000		05/04/18	1,917,583
	Omnicom Capital, Inc.
	849,000		0.000		05/04/18	847,049
	Potash Corp. of Saskatchewan, Inc.
	1,646,000		0.000		05/31/18	1,639,133
	1,472,000		0.000		06/15/18	1,464,173
	464,000		0.000		06/18/18	461,423
	Sempra Energy Holdings
	1,531,000		0.000		06/20/18	1,522,257
	Southern Co.
	1,337,000		0.000		06/21/18	1,329,257
	VW Credit, Inc.
	3,685,000		0.000		06/27/18	3,661,232
	Whirlpool Corp.
	3,900,000		0.000		05/21/18	3,886,513
						28,957,984

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $30,461,642)					$30,457,984

	TOTAL INVESTMENTS – 98.2%
	(Cost $578,859,527)					$574,087,309

	OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%					10,374,711

	NET ASSETS –100.0%					$584,462,020

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2018

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $182,210,078, which represents approximately 31.2% of the Fund’s net assets as of March 31, 2018. The liquidity determination is unaudited.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2018.
(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2018.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(i)	Represents an affiliated issuer.

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
EURIBOR	—Euro Interbank Offered Rate
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian InterBank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
MS & Co. Int. PLC	ARS	4,576,212	USD	225,818	$226,818	04/04/18	$1,000
	ARS	32,599,175	USD	1,599,026	1,611,507	04/09/18	12,480
	ARS	21,502,278	USD	1,042,407	1,061,264	04/12/18	18,858
	ARS	12,744,280	USD	622,959	627,684	04/16/18	4,724
	ARS	9,698,265	USD	464,476	476,659	04/20/18	12,183
	ARS	11,991,838	USD	583,665	585,682	05/02/18	2,017
	ARS	22,478,184	USD	1,080,163	1,094,894	05/07/18	14,731
	ARS	6,113,781	USD	293,720	297,160	05/11/18	3,440
	ARS	6,779,550	USD	324,039	328,992	05/14/18	4,953
	ARS	4,817,218	USD	229,994	233,392	05/17/18	3,398
	ARS	3,603,812	USD	172,308	173,954	05/24/18	1,646
	ARS	11,108,378	USD	529,222	534,492	05/31/18	5,270
	AUD	566,020	USD	434,104	434,824	06/20/18	720
	BRL	17,112,516	USD	5,148,480	5,182,022	04/03/18	33,542
	BRL	15,977,405	USD	4,787,690	4,826,566	05/03/18	38,875
	CAD	1,320,433	EUR	825,965	1,026,475	06/20/18	3,996
	CAD	10,640,166	USD	8,243,167	8,271,420	06/20/18	28,254
	CHF	321,773	GBP	240,180	338,924	06/20/18	798
	CLP	556,650,582	USD	915,903	921,897	04/27/18	5,993
	CNH	4,329,950	EUR	550,890	687,766	06/20/18	5,808
	CNH	32,449,977	USD	5,099,102	5,154,335	06/20/18	55,234
	CNY	15,370,821	USD	2,427,974	2,449,431	04/16/18	21,456
	COP	1,650,654,046	USD	579,893	590,614	04/20/18	10,721
	COP	1,554,392,141	USD	545,841	556,128	04/27/18	10,287
	CZK	20,385,147	EUR	800,438	991,893	06/20/18	1,014
	EUR	275,857	CAD	437,993	341,490	06/20/18	1,004
	EUR	825,976	CHF	964,738	1,022,492	06/20/18	6,333
	EUR	276,175	GBP	242,767	341,883	06/20/18	115
	EUR	1,518,162	HUF	473,162,109	1,879,364	06/20/18	5,444
	EUR	1,756,494	NOK	16,811,326	2,174,401	06/20/18	24,212
	EUR	1,095,686	SEK	11,071,064	1,356,373	06/20/18	22,356
	EUR	549,072	USD	679,306	679,709	06/20/18	402
	GBP	981,050	EUR	1,107,783	1,381,125	06/20/18	9,777
	GBP	3,365,133	USD	4,703,631	4,737,444	06/20/18	33,814
	HKD	21,725,450	USD	2,779,790	2,781,173	09/19/18	1,382
	IDR	4,709,836,470	USD	342,006	343,006	04/09/18	1,000
	IDR	74,633,039,462	USD	5,410,287	5,428,484	04/26/18	18,197
	INR	11,085,990	USD	170,109	170,269	04/06/18	160
	INR	233,432,363	USD	3,576,900	3,583,572	04/13/18	6,673
	INR	27,094,339	USD	412,458	412,573	06/20/18	115
	JPY	36,763,438	EUR	277,995	347,375	06/20/18	3,238
	JPY	35,679,852	USD	336,967	337,136	06/20/18	169
	KRW	927,429,534	USD	863,275	872,254	04/05/18	8,979
	KRW	366,178,491	USD	342,047	344,753	04/09/18	2,706
	KRW	3,802,894,890	USD	3,553,588	3,580,646	04/12/18	27,059
	KRW	622,021,530	USD	585,118	585,727	04/16/18	609
	KRW	1,032,250,846	USD	960,885	972,258	04/26/18	11,374
	KRW	440,453,516	USD	408,908	414,865	04/27/18	5,957
	MXN	31,917,197	USD	1,692,514	1,733,610	06/20/18	41,097

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
	NOK	6,195,700	EUR	637,772	$792,437	06/20/18	$2,926
	NOK	1,163,815	GBP	105,215	148,853	06/20/18	732
	NZD	371,313	USD	266,894	268,277	06/20/18	1,383
	PEN	1,798,092	USD	549,791	557,261	04/05/18	7,470
	PEN	2,912,039	USD	898,559	902,362	04/09/18	3,801
	PLN	3,524,986	EUR	830,828	1,031,359	06/20/18	2,861
	SEK	8,476,293	EUR	825,025	1,021,357	06/20/18	41
	SGD	2,054,743	USD	1,567,444	1,570,096	06/20/18	2,652
	THB	22,348,287	USD	713,023	714,965	04/12/18	1,941
	TRY	1,387,141	USD	341,117	343,272	06/20/18	2,155
	TWD	17,071,629	USD	585,118	587,276	04/16/18	2,157
	TWD	14,142,693	USD	484,671	486,576	04/17/18	1,906
	TWD	91,455,553	USD	3,144,690	3,154,855	05/10/18	10,167
	USD	1,769,098	ARS	35,641,856	1,766,575	04/04/18	2,522
	USD	707,223	AUD	908,001	697,538	06/20/18	9,685
	USD	347,549	BRL	1,135,111	343,735	04/03/18	3,814
	USD	1,023,945	CAD	1,312,577	1,020,367	06/20/18	3,577
	USD	200,002	CHF	186,633	196,580	06/20/18	3,422
	USD	1,050,570	CLP	622,888,580	1,031,555	04/20/18	19,015
	USD	341,940	CNH	2,141,609	340,172	06/20/18	1,768
	USD	6,070,810	EUR	4,876,806	6,037,102	06/20/18	33,707
	USD	2,185,156	GBP	1,542,952	2,172,172	06/20/18	12,985
	USD	1,412,000	HKD	10,939,470	1,395,875	05/11/18	16,125
	USD	374,924	HKD	2,936,341	374,820	05/23/18	104
	USD	1,909,000	HKD	14,810,290	1,895,932	09/19/18	13,068
	USD	1,891,101	IDR	25,294,963,692	1,841,899	04/11/18	49,201
	USD	2,006,868	INR	130,526,697	2,004,168	04/05/18	2,700
	USD	341,034	INR	22,199,944	340,806	04/13/18	229
	USD	983,160	INR	63,764,118	977,149	04/27/18	6,011
	USD	10,850,800	JPY	1,146,468,227	10,832,897	06/20/18	17,903
	USD	417,027	NOK	3,211,773	410,789	06/20/18	6,238
	USD	3,649,847	NZD	5,028,974	3,633,483	06/20/18	16,363
	USD	287,050	RUB	16,413,094	284,762	05/17/18	2,288
	USD	271,100	SEK	2,206,520	265,877	06/20/18	5,224
	USD	340,890	SGD	446,009	340,810	06/20/18	80
	USD	955,107	TRY	3,812,260	943,410	06/20/18	11,697
	USD	237,955	TWD	6,884,212	236,850	04/17/18	1,105
	USD	2,909,317	TWD	84,235,315	2,901,571	04/27/18	7,747
	USD	483,305	TWD	14,009,070	483,257	05/10/18	47
	USD	2,055,888	ZAR	24,443,480	2,050,877	05/18/18	5,011
	USD	1,503,627	ZAR	17,773,017	1,484,877	06/20/18	18,749
	ZAR	88,824,899	USD	7,414,729	7,421,027	06/20/18	6,299
TOTAL							$850,446

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
MS & Co. Int. PLC	ARS	66,707,499	USD	3,368,913	$3,306,333	04/04/18	$(62,578)
	ARS	35,641,855	USD	1,684,796	1,683,099	07/03/18	(1,697)
	AUD	437,920	GBP	245,955	336,416	06/20/18	(9,840)

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
	AUD	8,956,523	USD	6,994,632	$6,880,518	06/20/18	$(114,114)
	BRL	17,112,516	USD	5,284,201	5,182,023	04/03/18	(102,179)
	CAD	876,329	EUR	551,996	681,238	06/20/18	(2,089)
	CAD	3,278,346	USD	2,553,635	2,548,512	06/20/18	(5,122)
	CHF	2,554,141	EUR	2,183,604	2,690,277	06/20/18	(12,853)
	CLP	472,914,045	USD	784,854	783,185	04/20/18	(1,670)
	EUR	281,365	CZK	7,167,546	348,307	06/20/18	(448)
	EUR	1,655,258	GBP	1,466,894	2,049,078	06/20/18	(16,019)
	EUR	274,832	NOK	2,680,943	340,220	06/20/18	(2,675)
	EUR	382,419	PLN	1,621,254	473,405	06/20/18	(950)
	EUR	5,880,195	USD	7,324,454	7,279,218	06/20/18	(45,237)
	GBP	1,451,856	USD	2,056,128	2,043,927	06/20/18	(12,200)
	HKD	5,825,803	USD	745,537	744,294	06/20/18	(1,243)
	HUF	888,536,157	EUR	2,847,097	3,518,975	06/20/18	(5,506)
	IDR	56,034,911,118	USD	4,128,095	4,080,285	04/11/18	(47,809)
	IDR	32,209,841,530	USD	2,395,263	2,344,547	04/16/18	(50,715)
	IDR	4,698,984,049	USD	341,921	341,784	04/26/18	(137)
	INR	153,122,910	USD	2,383,402	2,351,120	04/05/18	(32,282)
	INR	43,152,807	USD	662,760	662,467	04/13/18	(293)
	INR	47,809,143	USD	735,018	733,670	04/16/18	(1,347)
	INR	317,205,735	USD	4,906,343	4,861,002	04/27/18	(45,341)
	JPY	36,236,720	CAD	441,949	342,398	06/20/18	(1,163)
	JPY	72,350,595	EUR	553,230	683,636	06/20/18	(1,220)
	JPY	399,084,774	USD	3,793,241	3,770,923	06/20/18	(22,317)
	NOK	35,759,511	EUR	3,717,297	4,573,680	06/20/18	(28,042)
	NZD	4,436,713	USD	3,232,994	3,205,571	06/20/18	(27,424)
	PHP	21,571,128	USD	411,310	410,339	06/06/18	(970)
	PLN	15,158,924	EUR	3,591,321	4,435,278	06/20/18	(10,495)
	RUB	211,046,840	USD	3,683,448	3,661,592	05/17/18	(21,856)
	SEK	205,601,140	EUR	20,188,044	24,774,068	06/20/18	(217,141)
	SEK	8,329,781	NOK	7,890,081	1,003,704	06/20/18	(5,447)
	SEK	2,810,698	USD	342,629	338,677	06/20/18	(3,952)
	SGD	1,376,727	USD	1,052,983	1,052,002	06/20/18	(983)
	TRY	2,699,946	USD	682,169	668,149	06/20/18	(14,020)
	TWD	17,637,590	USD	609,033	606,818	04/17/18	(2,215)
	TWD	49,881,309	USD	1,723,489	1,718,212	04/27/18	(5,277)
	TWD	29,555,466	USD	1,022,007	1,019,547	05/10/18	(2,461)
	USD	1,766,197	ARS	35,641,855	1,766,576	04/04/18	(379)
	USD	341,403	ARS	7,061,939	349,099	04/09/18	(7,696)
	USD	9,949,266	BRL	33,089,921	10,020,310	04/03/18	(71,042)
	USD	479,575	CAD	617,510	480,039	06/20/18	(464)
	USD	678,963	CLP	412,796,132	683,624	04/20/18	(4,661)
	USD	1,024,206	CNH	6,490,145	1,030,890	06/20/18	(6,684)
	USD	887,023	CNY	5,622,837	896,032	04/16/18	(9,010)
	USD	347,997	COP	1,002,432,334	358,676	04/20/18	(10,680)
	USD	3,983,082	EUR	3,222,011	3,984,510	06/08/18	(1,429)
	USD	1,449,703	EUR	1,172,731	1,451,748	06/20/18	(2,046)
	USD	1,591,507	GBP	1,135,800	1,598,982	06/20/18	(7,475)
	USD	345,007	INR	22,596,213	346,953	04/05/18	(1,946)
	USD	169,194	INR	11,085,990	170,269	04/06/18	(1,075)
	USD	2,579,394	INR	168,456,136	2,586,080	04/13/18	(6,686)
	USD	1,710,685	INR	111,783,057	1,713,014	04/27/18	(2,327)
	USD	1,358,133	JPY	144,034,186	1,360,970	06/20/18	(2,836)

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
	USD	863,789	KRW	927,429,534	$872,253	04/05/18	$(8,464)
	USD	3,052,718	KRW	3,296,667,522	3,104,004	04/12/18	(51,286)
	USD	675,914	KRW	723,881,579	681,643	04/16/18	(5,729)
	USD	343,009	KRW	366,179,664	344,898	04/26/18	(1,889)
	USD	804,083	MXN	15,000,646	815,745	06/12/18	(11,662)
	USD	3,013,887	MXN	56,765,037	3,083,241	06/20/18	(69,354)
	USD	335,715	NZD	467,870	338,041	06/20/18	(2,325)
	USD	556,685	PEN	1,798,092	557,261	04/05/18	(577)
	USD	689,735	SGD	904,327	691,026	06/20/18	(1,291)
	USD	343,904	THB	10,806,941	345,735	04/12/18	(1,831)
	USD	345,140	THB	10,805,293	345,727	04/16/18	(587)
	USD	202,083	TRY	818,074	202,447	06/20/18	(363)
	USD	4,540,377	TWD	132,890,142	4,572,058	04/17/18	(31,681)
	USD	788,470	TWD	22,943,965	790,328	04/27/18	(1,859)
	USD	3,384,082	TWD	98,366,759	3,393,264	05/10/18	(9,181)
	USD	1,234,612	TWD	35,890,177	1,242,240	06/12/18	(7,625)
	ZAR	4,062,158	USD	339,841	339,380	06/20/18	(460)
TOTAL							$(1,281,927)

FUTURES CONTRACTS — At March 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Eurodollars	101	09/16/19	$24,561,937	$(262,833)
Ultra Long U.S. Treasury Bonds	8	06/20/18	1,283,779	31,619
10 Year German Euro-Bund	7	06/07/18	1,373,224	1,310
2 Year U.S. Treasury Notes	154	06/29/18	32,741,844	13,164
5 Year U.S. Treasury Notes	1,120	06/29/18	128,196,251	361,932
10 Year U.S. Treasury Notes	84	06/20/18	10,175,812	68,883
Total				$214,075
Short position contracts:
Eurodollars	(64)	06/17/19	(15,572,000)	152,552
Eurodollars	(275)	12/16/19	(66,835,313)	(1,115)
Eurodollars	(81)	03/16/20	(19,684,012)	163,238
Eurodollars	(146)	06/15/20	(35,478,000)	240,250
Eurodollars	(210)	09/14/20	(51,024,750)	375,627
Eurodollars	(210)	12/14/20	(51,011,625)	362,315
Eurodollars	(210)	03/15/21	(51,014,250)	341,490
Eurodollars	(65)	06/14/21	(15,789,312)	90,850
Eurodollars	(65)	09/13/21	(15,788,500)	85,975
Eurodollars	(65)	12/13/21	(15,785,250)	82,725
Italian 10 Year Government Bonds	(7)	06/07/18	(1,195,419)	(3,014)
Ultra 10 Year U.S. Treasury Notes	(5)	06/20/18	(649,297)	(9,349)
20 Year U.S. Treasury Bonds	(70)	06/20/18	(10,263,750)	(242,551)
Total				$1,638,993
TOTAL FUTURES CONTRACTS				$1,853,068

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M STIBOR(a)	0.050%(b)	06/15/18	SEK	48,430		$10,046	$5,060	$4,986
3M STIBOR(a)	0.330(b)	09/15/18	SEK	87,960		(12,433)	99	(12,532)
6M LIBOR(b)	0.900	06/20/19	GBP	16,840	(c)	16,530	4,108	12,422
3M CDOR(d)	1.750	06/20/19	CAD	24,980	(c)	(64,822)	(54,388)	(10,434)
3M LIBOR(e)	2.100	06/20/19		$15,820	(c)	1,216	(6,444)	7,660
3M LIBOR(b)	0.100(a)	06/29/19	SEK	205,050	(c)	50,154	(2,942)	53,096
3M LIBOR(e)	2.206	09/04/19		$63,520	(c)	8,939	(7,367)	16,306
Mexico IB TIIE 28D(f)	7.600	06/17/20	MXN	20,000	(c)	2,202	(875)	3,077
3M CDOR(d)	1.750	06/20/20	CAD	13,540	(c)	(104,118)	(101,388)	(2,730)
0.100%(b)	3M STIBOR(a)	06/20/20	SEK	92,780	(c)	(42,182)	(34,442)	(7,740)
2.250(a)	6M AUDOR	06/20/20	AUD	12,470	(c)	(32,208)	(26,637)	(5,571)
3M LIBOR(a)	2.139(d)	11/20/20		$34,530	(c)	(387,040)	(63,322)	(323,718)
0.250(b)	3M STIBOR(a)	06/20/21	SEK	95,510	(c)	(35,413)	(12,693)	(22,720)
6M EURO(d)	0.350(b)	12/16/21	EUR	35,380	(c)	(77,037)	(98,686)	21,649
0.500(b)	3M STIBOR(a)	12/16/21	SEK	280,990	(c)	70,825	156,272	(85,447)
6M EURO(d)	0.750(b)	02/17/22	EUR	13,130	(c)	78,899	17,481	61,418
0.500(b)	3M STIBOR(a)	06/20/22	SEK	109,100	(c)	(67,840)	(24,605)	(43,235)
2.510(b)	6M WIBOR(d)	12/20/22	PLN	10,820		(31,029)	(11,767)	(19,262)
6M EURO(d)	0.850(b)	02/10/23	EUR	9,610	(c)	65,659	(19,244)	84,903
2.750(d)	3M LIBOR(a)	02/20/23		$6,090	(c)	6,597	11,001	(4,404)
2.550(b)	6M WIBOR(d)	03/21/23	PLN	17,510		(47,456)	11,541	(58,997)
6M EURO(d)	0.250(b)	06/20/23	EUR	25,150	(c)	(270,897)	(612,652)	341,755
6M CDOR(d)	2.000	06/20/23	CAD	9,810	(c)	(150,048)	(179,845)	29,797
0.500(b)	3M STIBOR(a)	06/20/23	SEK	186,430	(c)	79,117	209,519	(130,402)
2.500(d)	6M AUDOR	06/20/23	AUD	9,990	(c)	14,691	51,944	(37,253)
0.250(b)	6M EURO(d)	06/20/23	EUR	920	(c)	9,909	16,988	(7,079)
2.851(d)	3M LIBOR(a)	09/04/23		$16,440	(c)	(79,272)	7,880	(87,152)
2.275(d)	3M LIBOR(a)	11/20/23	GBP	14,440	(c)	328,002	29,546	298,456
6M LIBOR(d)	1.200	11/21/23	GBP	10,350	(c)	(168,431)	(78,386)	(90,045)
2.882(d)	3M LIBOR(a)	02/28/25		$3,720	(c)	(30,600)	(5,000)	(25,600)
6M EURO(d)	1.330(b)	01/12/27	EUR	5,280	(c)	(15,023)	(56,142)	41,119
6M LIBOR(d)	1.600	03/16/27	GBP	4,730	(c)	(6,017)	(133,615)	127,598
6M EURO(d)	1.600(b)	10/25/27	EUR	1,360	(c)	6,773	(77,626)	84,399
2.000(b)	3M STIBOR(a)	10/25/27	SEK	12,910	(c)	(8,267)	(98,862)	90,595
2.000(b)	3M STIBOR(a)	11/02/27	SEK	32,540	(c)	(20,111)	1,666	(21,777)
6M EURO(d)	1.500(b)	12/19/27	EUR	5,930	(c)	(14,220)	23,135	(37,355)
3M LIBOR(a)	2.750(d)	12/21/27		$5,150	(c)	(22,142)	(60,959)	38,817
3.500(d)	6M AUDOR	12/21/27	AUD	11,280	(c)	(132,875)	(95,300)	(37,575)
6M EURO(d)	1.000(b)	06/20/28	EUR	8,220	(c)	(7,597)	(149,871)	142,274
6M CDOR(d)	2.250	06/20/28	CAD	13,300	(c)	(261,814)	(328,363)	66,549
2.250(d)	3M LIBOR(a)	06/20/28		$1,460	(c)	70,064	87,444	(17,380)
1.500(b)	3M STIBOR(a)	06/20/28	SEK	18,200	(c)	(50,573)	(19,224)	(31,349)
3.000(d)	6M AUDOR	06/20/28	AUD	5,430	(c)	(60,099)	(6,477)	(53,622)
1.250(d)	6M LIBOR	06/20/28	GBP	1,530	(c)	54,654	77,987	(23,333)
6M LIBOR(d)	1.000(b)	06/21/28	CHF	2,200	(c)	7,986	(11,084)	19,070
3M NIBOR(d)	3.000(b)	06/21/28	NOK	28,670	(c)	61,527	31,686	29,841
4.000(d)	3M NZDOR(a)	06/21/28	NZD	2,790	(c)	(32,979)	320	(33,299)
1.400(d)	6M LIBOR	11/21/28	GBP	6,260	(c)	126,972	88,226	38,746
1.940(d)	6M LIBOR	01/11/32	GBP	5,160	(c)	(75,968)	(35,396)	(40,572)

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1.500%(d)	6M LIBOR	06/20/33	GBP	4,580	(c)	$64,816	$190,095	$(125,279)
1.750(d)	6M LIBOR	03/17/37	GBP	3,870	(c)	(40,475)	(46,807)	6,332
3M LIBOR(a)	2.750%(d)	06/16/37		$3,100	(c)	(43,488)	(71,106)	27,618
1.750(d)	6M LIBOR	12/14/37	GBP	3,020	(c)	(34,601)	(24,695)	(9,906)
1.750(d)	6M LIBOR	06/14/38	GBP	2,580	(c)	(32,102)	(30,704)	(1,398)
1.500(b)	6M EURO(d)	06/20/38	EUR	1,910	(c)	(16,264)	41,103	(57,367)
3M LIBOR(a)	2.500(d)	06/17/47		$4,750	(c)	(69,886)	(104,290)	34,404
1.750(b)	6M EURO(d)	06/16/48	EUR	1,670	(c)	(23,419)	(8,783)	(14,636)
TOTAL						$(1,433,168)	$(1,636,886)	$203,718

(a)	Payments made quarterly.
(b)	Payments made annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2018.
(d)	Payments made semi-annually.
(e)	Payments made at the termination date.
(f)	Payments made monthly.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/ (Paid) by the Fund	Credit Spread at March 31, 2018(a)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
CDX.EM Index 29(b)	(1.000)	1.370%	06/20/23		$10,870	$187,221	$219,332	$(32,111)
CDX.NA.IG Index 30(b)	(1.000)	0.655	06/20/23		7,050	(119,128)	(123,198)	4,070
iTraxx Europe Series 29	(1.000)	0.598	06/20/23	EUR	1,350	(35,274)	(35,959)	685
TOTAL							$60,175	$(27,356)

(a)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.
(b)	Payments made quarterly.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2018, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Eurodollar Futures	$98.00	06/15/18	51	$127,500	$86,700	$14,140	$72,560

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
2Y IRS	Citibank NA	2.250%	03/30/20	9,100,000	$9,100,000	$31,500	$31,500	$—
Puts
1Y IRS	Citibank NA	2.750	02/13/19	2,300,000	2,300,000	42,940	40,250	2,690
1Y IRS	JPMorgan Securities, Inc.	2.750	03/06/19	2,300,000	2,300,000	44,433	38,333	6,100
Total Purchased option contracts						$118,873	$110,083	$8,790
Written option contracts
Calls
2Y IRS	Citibank NA	2.338	03/30/20	(2,000,000)	(2,000,000)	(31,500)	(31,500)	—
Puts
1Y IRS	Citibank NA	2.799	02/13/19	(1,000,000)	(1,000,000)	(45,616)	(39,375)	(6,241)
1Y IRS	JPMorgan Securities, Inc.	2.793	03/06/19	(1,000,000)	(1,000,000)	(46,518)	(37,500)	(9,018)
Total Written option contracts						$(123,634)	$(108,375)	$(15,259)

Abbreviations:
1Y IRS	—1 Year Interest Rate Swaptions
2Y IRS	—1 Year Interest Rate Swaptions
CDX.EM Index 29	—CDX Emerging Markets Index 29
CDX.NA.IG Index 30	—CDX North America Investment Grade Index 30
Mexico IB TIIE 28D	—Mexico Interebank TIIE 28 Days
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments

March 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 38.2%
Agriculture – 1.5%
BAT Capital Corp.(a)(b) (3M USD LIBOR + 0.590%)
$13,400,000	2.423%		08/14/20	$13,442,013
Philip Morris International, Inc.
8,000,000	1.875		11/01/19	7,891,370

				21,333,383

Automotive – 0.9%
Daimler Finance North America LLC(b)
6,444,000	1.650		05/18/18	6,437,062
3,000,000	2.000		08/03/18	2,995,341
(3M USD LIBOR + 0.530%)
2,800,000	2.317	(a)	05/05/20	2,811,855
Ford Motor Credit Co. LLC(a) (3M USD LIBOR + 1.000%)
1,000,000	2.704		01/09/20	1,007,828

				13,252,086

Banks – 24.7%
ABN AMRO Bank NV(b)
4,300,000	2.500		10/30/18	4,297,807
(3M USD LIBOR + 0.410%)
11,000,000	2.149	(a)	01/19/21	11,000,132
(3M USD LIBOR + 0.640%)
5,000,000	2.374	(a)	01/18/19	5,015,375
Australia & New Zealand Banking Group Ltd.(a)(b) (3M USD LIBOR + 0.320%)
7,000,000	2.120		11/09/20	7,000,561
(3M USD LIBOR + 0.600%)
2,200,000	2.367		01/30/19	2,200,000
(3M USD LIBOR + 0.660%)
7,500,000	2.931		09/23/19	7,545,044
Bank of Montreal(c)
1,245,000	1.450		04/09/18	1,244,778
Banque Federative du Credit Mutuel SA(b)
4,200,000	2.750		01/22/19	4,200,353
(3M USD LIBOR + 0.490%)
13,000,000	2.235	(a)	07/20/20	13,050,393
Barclays Bank PLC(a) (3M USD LIBOR + 0.550%)
8,000,000	2.343		08/07/19	8,020,931
BNZ International Funding Ltd.(a)(b) (3M USD LIBOR + 0.700%)
6,450,000	2.592		02/21/20	6,478,827
BPCE SA
7,000,000	2.500		12/10/18	6,987,719
Capital One NA(a)(c) (3M USD LIBOR + 0.765%)
5,075,000	2.854		09/13/19	5,095,759
Citibank NA(a)(c) (3M USD LIBOR + 0.350%)
7,000,000	2.189		02/12/21	6,993,405
Citizens Bank NA/Providence RI(a) (3M USD LIBOR + 0.570%)
5,000,000	2.514		05/26/20	5,010,974
Commonwealth Bank of Australia(a)(b) (3M USD LIBOR + 0.400%)
12,500,000	2.578		09/18/20	12,499,412
Credit Agricole SA(b)
2,200,000	2.625		10/03/18	2,199,766
(3M USD LIBOR + 0.800%)
8,462,000	2.522	(a)	04/15/19	8,505,617
Danske Bank A/S(a)(b) (3M USD LIBOR + 0.510%)
3,900,000	2.527		03/02/20	3,915,493

Corporate Obligations – (continued)
Banks – (continued)
DBS Group Holdings Ltd.(a)(b) (3M USD LIBOR + 0.490%)
10,000,000	2.537		06/08/20	10,016,736
Dexia Credit Local SA(a)(b) (3M USD LIBOR + 0.500%)
10,000,000	2.339		02/15/19	10,028,298
DNB Bank ASA(a)(b) (3M USD LIBOR + 0.370%)
12,000,000	2.678		10/02/20	11,997,708
HSBC Bank PLC(b)
1,985,000	1.500		05/15/18	1,982,856
(3M USD LIBOR + 0.640%)
1,290,000	2.479	(a)	05/15/18	1,290,153
HSBC USA, Inc.(a) (3M USD LIBOR + 0.880%)
2,610,000	3.166		09/24/18	2,618,044
ING Bank NV(b)
3,000,000	2.050		08/17/18	2,993,866
1,400,000	2.000		11/26/18	1,394,351
5,625,000	2.300		03/22/19	5,598,845
(3M USD LIBOR + 0.610%)
3,250,000	2.449	(a)	08/15/19	3,262,857
JPMorgan Chase Bank NA(a)(c) (3M USD LIBOR + 0.250%)
13,250,000	2.070		02/13/20	13,250,299
Lloyds Bank PLC(a) (3M USD LIBOR + 1.000%)
9,000,000	2.745		01/22/19	9,054,451
Macquarie Bank Ltd.(b)
1,380,000	2.350		01/15/19	1,375,110
4,500,000	1.870		02/28/19	4,459,482
(3M USD LIBOR + 0.350%)
5,000,000	2.475	(a)	03/15/19	5,003,211
(3M USD LIBOR + 1.180%)
1,100,000	2.902	(a)	01/15/19	1,108,071
Morgan Stanley(a)(c) (3M USD LIBOR + 0.550%)
10,000,000	2.294		02/10/21	10,005,500
National Australia Bank Ltd.(a)(b)
(3M USD LIBOR + 0.350%)
10,000,000	2.059		01/12/21	9,991,893
(3M USD LIBOR + 0.510%)
4,000,000	2.414		05/22/20	4,014,788
National Bank of Canada(a) (3M USD LIBOR + 0.600%)
4,000,000	2.331		01/17/20	4,014,508
Nordea Bank AB(b)
4,050,000	1.875		09/17/18	4,037,903
PNC Bank NA(c)
2,175,000	1.700		12/07/18	2,160,508
Regions Bank(c)
9,410,000	2.250		09/14/18	9,393,038
Santander UK PLC
6,500,000	3.050		08/23/18	6,514,022
(3M USD LIBOR + 0.850%)
1,185,000	2.794	(a)	08/24/18	1,187,932
Skandinaviska Enskilda Banken AB(a)(b) (3M USD LIBOR + 0.570%)
2,350,000	2.659		09/13/19	2,358,908
Standard Chartered PLC(b)
3,300,000	1.700		04/17/18	3,299,000
(3M USD LIBOR + 1.130%)
5,000,000	3.015	(a)	08/19/19	5,049,358

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
Sumitomo Mitsui Banking Corp.
$6,592,000	1.966%		01/11/19	$6,551,052
Sumitomo Mitsui Trust Bank Ltd.(b)
1,595,000	2.050		03/06/19	1,582,840
(3M USD LIBOR + 0.440%)
9,300,000	2.618	(a)	09/19/19	9,302,661
(3M USD LIBOR + 0.910%)
8,967,000	2.644	(a)	10/18/19	9,034,617
Svenska Handelsbanken AB(a) (3M USD LIBOR + 0.490%)
5,100,000	2.515		09/06/19	5,113,110
Swedbank AB(b)
7,000,000	2.375		02/27/19	6,980,071
The Bank of Tokyo-Mitsubishi UFJ Ltd.(b)
6,000,000	2.700		09/09/18	6,002,727
3,815,000	2.300		03/10/19	3,795,846
The Toronto-Dominion Bank(a) (3M USD LIBOR + 0.430%)
4,000,000	2.608		09/19/18	4,004,400
UBS AG(a)(b)(c) (3M USD LIBOR + 0.480%)
7,000,000	2.486		12/01/20	7,002,982
(3M USD LIBOR + 0.580%)
9,800,000	2.627		06/08/20	9,835,662
UBS AG/Stamford CT
1,444,000	5.750		04/25/18	1,447,018
US Bancorp(a)(c) (3M USD LIBOR + 0.400%)
1,324,000	2.145		04/25/19	1,326,894
Westpac Banking Corp.
1,817,000	1.550		05/25/18	1,814,607
(3M USD LIBOR + 0.360%)
5,000,000	2.366	(a)(b)	09/01/20	4,998,493
(3M USD LIBOR + 0.560%)
2,274,000	2.445	(a)	08/19/19	2,283,386
(3M USD LIBOR + 0.710%)
1,880,000	2.530	(a)	05/13/19	1,889,619

				351,690,027

Beverages – 0.5%
Beam Suntory, Inc.
6,500,000	1.750		06/15/18	6,485,703

Computers – 1.1%
Hewlett Packard Enterprise Co.
4,000,000	2.850		10/05/18	4,004,109
International Business Machines Corp.
11,451,000	7.625		10/15/18	11,759,804

				15,763,913

Diversified Financial Services – 2.6%
AIG Global Funding(a)(b) (3M USD LIBOR + 0.480%)
13,000,000	2.788		07/02/20	13,014,008
Federation des Caisses Desjardins du Quebec(a)(b) (3M USD LIBOR + 0.330%)
13,000,000	2.097		10/30/20	12,984,803
National Rural Utilities Cooperative Finance Corp.
5,223,000	10.375		11/01/18	5,455,997
Nomura Holdings, Inc.
4,803,000	2.750		03/19/19	4,799,016

				36,253,824

Corporate Obligations – (continued)
Electrical(c) – 0.6%
Public Service Electric & Gas Co.
1,500,000	2.000		08/15/19	1,482,070
Sempra Energy(a) (3M USD LIBOR + 0.500%)
7,000,000	2.209		01/15/21	7,005,131

				8,487,201

Food & Drug Retailing(a) – 1.3%
Conagra Brands, Inc. (3M USD LIBOR + 0.500%)
10,000,000	2.204		10/09/20	10,007,252
Mondelez International Holdings Netherlands BV(b) (3M USD LIBOR + 0.610%)
9,021,000	2.370		10/28/19	9,033,198

				19,040,450

Insurance – 1.4%
Metropolitan Life Global Funding I(b)
4,000,000	2.300		04/10/19	3,981,236
(3M USD LIBOR + 0.400%)
4,000,000	2.471	(a)	06/12/20	4,017,426
(3M USD LIBOR + 0.430%)
1,200,000	2.608	(a)	12/19/18	1,202,641
New York Life Global Funding(b)
1,345,000	2.150		06/18/19	1,336,144
XLIT Ltd.
9,650,000	2.300		12/15/18	9,613,351

				20,150,798

Media – 0.1%
RELX Capital, Inc.
1,854,000	8.625		01/15/19	1,935,902

Pharmaceuticals – 1.6%
Cardinal Health, Inc.
6,980,000	1.950		06/15/18	6,971,930
CVS Health Corp.(a) (3M USD LIBOR + 0.630%)
5,000,000	2.687		03/09/20	5,018,750
(3M USD LIBOR + 0.720%)
10,000,000	2.777		03/09/21	10,075,140

				22,065,820

Pipeline(a) – 0.9%
Spectra Energy Partners LP (3M USD LIBOR + 0.700%)
13,000,000	2.725		06/05/20	13,086,919

Retailing(a)(b)(c) – 0.6%
Alimentation Couche-Tard, Inc. (3M USD LIBOR + 0.500%)
9,000,000	2.589		12/13/19	9,013,224

Telecommunication Services(a) – 0.4%
Verizon Communications, Inc. (3M USD LIBOR + 0.550%)
5,000,000	2.454		05/22/20	5,021,425

TOTAL CORPORATE OBLIGATIONS
(Cost $544,139,834)				$543,580,675

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligation(a)(b)(d) – 1.6%
Ohio – 1.6%
JPMorgan Chase Putters/Drivers Trust RB Series T0012
$22,500,000	1.900%	01/02/19	$22,500,000
(Cost $22,500,000)

Shares	Distribution Rate	Value

Investment Company(e) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
8,206	1.609%	$8,206
(Cost $8,206)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $566,648,040)		$566,088,881

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments – 59.4%
Certificates of Deposit – 18.9%
Banco Del Estado De Chile(a) (1M USD LIBOR + 0.180%)
$5,000,000	1.957%		04/10/18	$5,000,316
Bank of Montreal(a) (1M USD LIBOR + 0.240%)
5,000,000	2.048		10/17/18	4,995,012
(3M USD LIBOR + 0.330%)
6,000,000	2.035		07/11/19	6,005,230
(3M USD LIBOR + 0.400%)
800,000	2.578		06/18/18	800,331
Barclays Bank PLC(a) (3M USD LIBOR + 0.250%)
7,000,000	2.194		02/22/19	7,008,049
Bayerische Landesbank
5,000,000	1.000		08/23/18	4,987,485
(3M USD LIBOR + 0.250%)
12,000,000	1.972	(a)	01/11/19	12,023,659
Canadian Imperial Bank of Commerce(a) (1M USD LIBOR + 0.210%)
4,000,000	1.996%		07/16/18	3,999,580
(3M USD LIBOR + 0.200%)
1,500,000	1.750		05/01/19	1,492,163
(3M USD LIBOR + 0.250%)
1,500,000	2.339		09/13/18	1,500,460
(3M USD LIBOR + 0.330%)
10,000,000	2.035		07/11/19	10,007,491
China Construction Banking Corp.
12,000,000	2.100		04/23/18	11,999,786
Cooperatieve Rabobank UA(a) (3M USD LIBOR + 0.330%)
7,250,000	2.616		03/24/20	7,254,171
Credit Agricole Corporate & Investment Bank(a) (3M USD LIBOR + 0.470%)
3,000,000	2.495		06/03/19	3,005,175
(3M USD LIBOR + 0.560%)
2,000,000	2.282		07/13/18	2,001,872
Credit Suisse New York
6,000,000	1.640		05/03/18	5,999,000

Short-term Investments – (continued)
Certificates of Deposit – (continued)
Credit Suisse New York – (continued)
(1M USD LIBOR + 0.210%)
4,000,000	1.770	(a)	10/16/18	3,995,662
(1M USD LIBOR + 0.350%)
4,800,000	2.136	(a)	01/16/19	4,796,641
Dexia Credit Local SA(a) (1M USD LIBOR + 0.370%)
2,000,000	2.056		04/04/18	2,000,113
DG Bank NY(a) (3M USD LIBOR + 0.370%)
1,175,000	2.262		08/16/18	1,175,513
(3M USD LIBOR + 0.450%)
1,000,000	2.181		01/17/19	999,996
DnB NOR Bank ASA
10,000,000	1.560		09/19/18	9,964,965
Industrial and Commercial Bank of China Ltd.
7,000,000	2.100		04/23/18	7,000,041
Landesbank Baden-Wuerttemberg
7,000,000	1.850		11/07/18	6,972,409
Mizuho Bank Ltd.(a) (1M USD LIBOR + 0.200%)
1,500,000	1.918		04/09/18	1,500,070
(3M USD LIBOR + 0.400%)
5,000,000	2.356		11/27/19	4,997,555
(3M USD LIBOR + 0.400%)
9,000,000	2.097		10/04/19	9,010,607
(3M USD LIBOR + 0.500%)
2,000,000	2.786		09/24/18	2,001,428
National Bank of Canada(a) (3M USD LIBOR + 0.200%)
1,750,000	1.750		05/08/19	1,745,936
(3M USD LIBOR + 0.240%)
750,000	1.945		10/11/18	750,154
National Bank of Kuwait SAKP
8,000,000	1.900		04/27/18	7,999,608
Natixis NY(a) (1M USD LIBOR + 0.430%)
2,000,000	2.207		05/15/18	2,001,073
(3M USD LIBOR + 0.200%)
13,000,000	2.033		11/14/18	13,016,244
Nordea Bank AB NY(a) (USD LIBOR +0.400%)
15,000,000	2.702		03/27/20	15,000,000
Norinchukin Bank NY
6,500,000	2.300		06/21/18	6,501,190
Oversea-Chinese Banking Corp. Ltd.
15,000,000	2.200		06/14/18	14,999,712
Royal Bank of Canada(a) (1M USD LIBOR + 0.180%)
3,000,000	2.052		05/25/18	3,000,680
(1M USD LIBOR + 0.200%)
3,000,000	1.986		07/16/18	2,999,546
Societe Generale SA(a)
5,000,000	2.142		12/03/18	4,995,504
Standard Chartered Bank(a) (1M USD LIBOR + 0.300%)
2,500,000	2.141		06/21/18	2,500,879
(3M USD LIBOR + 0.200%)
8,000,000	1.922		10/31/18	8,009,480
Sumitomo Mitsui Banking Corp.
1,750,000	2.050		05/03/19	1,744,230
(3M USD LIBOR + 0.370%)
11,000,000	2.143	(a)	01/31/20	11,005,824
(3M USD LIBOR + 0.370%)
5,100,000	1.726	(a)	07/11/19	5,102,535

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – (continued)
Certificates of Deposit – (continued)
Sumitomo Mitsui Trust Bank Ltd.(a) (USD LIBOR +0.370%)
$5,500,000	2.101%	01/17/19	$5,496,561
Svenska Handelsbanken AB(a) (3M USD LIBOR + 0.400%)
2,000,000	2.211	02/12/19	2,003,567
Swedbank AB(a) (3M USD LIBOR + 0.320%)
1,000,000	2.264	08/24/20	999,765
(3M USD LIBOR + 0.380%)
1,000,000	2.088	07/10/18	1,000,427
The Bank of Nova Scotia(a) (3M USD LIBOR + 0.300%)
2,000,000	2.139	05/15/19	2,001,087
(3M USD LIBOR + 0.300%)
1,500,000	2.009	04/12/19	1,500,754
The Toronto-Dominion Bank
3,400,000	1.600	08/22/18	3,390,187
5,000,000	1.730	11/05/18	4,978,849
3,300,000	1.600	07/20/18	3,293,120

			268,531,692

Commercial Paper – 32.7%
Albion Capital Corp.(f)
15,000,000	0.000	04/03/18	14,996,354
Atlantic Asset Securitization Corp.(f)
10,000,000	0.000	06/04/18	9,960,582
20,000,000	0.000	04/02/18	19,996,169
13,000,000	0.000	06/12/18	12,940,552
Barton Capital Corp.(f)
10,000,000	0.000	06/11/18	9,954,428
Bayerische Landesbank(f)
5,000,000	0.000	04/16/18	4,995,350
Bedford Row Funding Corp.(a)(b) (3M USD LIBOR + 0.150%)
1,400,000	1.454	04/13/18	1,400,066
Can Ast & Can Ltd. Jt(f)
10,000,000	0.000	06/05/18	9,958,161
15,000,000	0.000	05/23/18	14,952,104
Chariot Funding LLC(f)
10,000,000	0.000	06/20/18	9,947,964
China Construction Banking Corp.(f)
7,000,000	0.000	06/22/18	6,955,078
Collateralized Commercial Paper Co. Ltd.(a)(b) (1M USD LIBOR + 0.280%)
10,000,000	1.567	11/19/18	9,992,767
DBS Bank Ltd.(f)
13,000,000	0.000	06/06/18	12,946,404
Eastman Chemical Co.(f)
7,000,000	0.000	04/11/18	6,994,737
Electricite de France SA(f)
5,000,000	0.000	05/15/18	4,984,784
Fairway Finance Corp.(f)
14,000,000	0.000	06/06/18	13,942,013
8,000,000	0.000	06/14/18	7,961,791
First Abu Dhabi Bank PJSC(f)
25,000,000	0.000	04/05/18	24,991,396
Ford Motor Credit Co. LLC(f)
9,000,000	0.000	02/20/19	8,764,578
Industrial and Commercial Bank of China Ltd.(f)
8,000,000	0.000	06/15/18	7,955,072

Short-term Investments – (continued)
Commercial Paper – (continued)
Jupiter Securitization Co. LLC(f)
15,000,000	0.000%	05/30/18	14,946,577
Landesbank Hessen-Thuringen
12,000,000	0.000	06/19/18	11,944,349
Liberty Funding LLC(f)
9,000,000	0.000	06/01/18	8,966,624
LMA SA LMA Americas(f)
3,500,000	0.000	05/02/18	3,493,567
6,700,000	0.000	06/08/18	6,671,035
10,000,000	0.000	06/11/18	9,954,202
5,000,000	0.000	07/05/18	4,967,034
Macquarie Bank Ltd.(f)
10,000,000	0.000	05/18/18	9,971,611
Marriott International, Inc.(f)
4,000,000	0.000	04/18/18	3,995,238
10,000,000	0.000	06/04/18	9,955,277
Matchpoint Finance PLC(f)
7,500,000	0.000	06/14/18	7,463,377
22,000,000	0.000 (f)	04/02/18	21,995,590
Nieuw Amsterdam Receivables Corp.(f)
10,000,000	0.000	06/11/18	9,954,099
Old Line Funding LLC(f)
10,000,000	0.000	05/21/18	9,970,232
QUALCOMM, Inc.(f)
15,000,000	0.000	06/14/18	14,932,657
Santander UK PLC(f)
14,000,000	0.000	07/02/18	13,912,368
Schlumberger Holdings(f)
6,000,000	0.000	06/22/18	5,966,184
Sheffield Receivables Corp.(f)
15,500,000	0.000	06/11/18	15,428,217
11,000,000	0.000	06/18/18	10,942,209
Societe Generale SA(f)
12,000,000	0.000	05/31/18	11,958,231
Suncor Energy, Inc.(f)
10,650,000	0.000	05/02/18	10,626,946
4,000,000	0.000	05/03/18	3,991,075
The Bank of Tokyo-Mitsubishi UFJ Ltd.(f)
10,000,000	0.000	06/01/18	9,964,213
Versailles Commercial Paper LLC(f)
10,000,000	0.000	05/14/18	9,973,767
VW Credit, Inc.(f)
8,959,000	0.000	06/27/18	8,901,214

			465,436,243

Repurchase Agreement – 7.8%
Bank of America Corp.
15,000,000	2.410	06/27/18	15,000,000
Maturity Value: $15,064,267
Next Reset Date: 04/02/2018
Collateralized by various common stocks and ETF units. The aggregate market value of the collateral, was 16,200,043.

BNP Paribas SA
35,000,000	1.920	04/02/18	35,000,000

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – (continued)
Repurchase Agreement – (continued)
Maturity Value: $35,007,467
Next Reset Date: 04/02/2018

Collateralized by various corporate obligations and Government bonds, 4.000% to 9.000%, due 02/04/18 to 10/08/48. The
aggregate market value of the collateral, including accrued
interest, was $38,377,313.

Citigroup Global Markets, Inc.
$19,000,000	2.480%	06/27/18	$19,000,000
Maturity Value: $19,119,109
Next Reset Date: 05/16/2018
Collateralized by various mortgage obligations, 3.027% to 6.927%, due 07/15/32 to 10/25/57. The aggregate market value of the collateral, including accrued interest, was $21,850,000.

Mizuho Securities USA
3,000,000	2.741	06/27/18	3,000,000
Maturity Value: $3,015,761
Next Reset Date: 05/08/2018
Collateralized by various Government securities, 3.125% to 3.625%, due 02/15/20 to 02/15/42. The aggregate market value of the collateral, including accrued interest, was $3,060,014.

Nomura
19,000,000	3.033	07/27/18	19,000,000
Maturity Value: $19,179,284
Next Reset Date: 04/27/2018
Collateralized by various mortgage obligations, 0.718% to 9.523%, due 05/01/27 to 09/25/65. The aggregate market value of the collateral, including accrued interest, was $22,749,882.

Wells Fargo
20,000,000	2.630	06/13/18	20,000,000
Maturity Value: $20,131,500
Next Reset Date: 04/13/2018
Collateralized by various mortgage obligations, 1.625% to 7.872%, due 06/18/18 to 09/15/45. The aggregate market value of the collateral, including accrued interest, was $22,523,597.

			111,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $845,119,403)			$844,967,935

TOTAL INVESTMENTS – 99.2%
(Cost $1,411,767,443)			$1,411,056,816

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%			11,919,123

NET ASSETS –100.0%			$1,422,975,939

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2018.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $349,869,857, which represents approximately 24.6% of the Fund’s net assets as of March 31, 2018. The liquidity determination is unaudited.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2018.
(e)	Represents an affiliated issuer.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
USD	— U.S. Dollar

Investment Abbreviations:
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company
RB	— Revenue Bond

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2018, the Goldman Sachs High Quality Floating Rate Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 2, 2018, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
High Quality Floating Rate Fund	$45,200,000	$45,202,275	$46,109,175

REPURCHASE AGREEMENTS — At March 31, 2018, the Principal Amounts of the Goldman Sachs High Quality Floating Rate Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	High Quality Floating Rate Fund
Citigroup Global Markets, Inc.	1.820%	$10,487,239
Merrill Lynch & Co., Inc.	1.810	34,712,761
TOTAL		$45,200,000

At March 31, 2018, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	3.500 to 5.500	09/01/18 to 04/01/42
Federal National Mortgage Association	4.000	10/01/43
Government National Mortgage Association	4.000 to 5.500	11/15/32 to 04/20/47
United States Treasury Notes	0.125 to 1.375	06/30/18 to 02/15/45
United States Treasury Stripped Securities	0.000	05/15/42

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2018

Enhanced Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $460,174,392, $344,500,263, $749,649,580, $330,363,980, $997,950,652, $563,866,674 and $1,411,759,237)	$457,398,081
Investments of affiliated issuers, at value (cost $5,689,869, $5,126,717, $0, $38,073,204, $50,771, $14,992,853 and $8,206)	5,689,869
Purchased options (cost ($0, $7,763, $0, $3,882, $0, $124,223 and $0))	—
Cash	7,026,366
Foreign currencies, at value (cost $0, $0, $0, $10, $0, $205,719 and $0, respectively)	—
Unrealized gain on forward foreign currency exchange contracts	—
Variation margin on futures	—
Variation margin on swaps	—
Receivables:
Interest	1,349,794
Fund shares sold	183,063
Investments sold	—
Investments sold on an extended-settlement basis	—
Due from broker	—
Collateral on certain derivative contracts(a)	—
Other assets	38,228
Total assets	471,685,401

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	—
Variation margin on futures	2
Variation margin on swaps	—
Written option contracts, at value (premium received $0, $0, $0, $0, $0, $108,375 and $0, respectively)	—
Forward sale contracts, at value (proceeds received $0, $5,054,297, $0, $0, $0, $0 and $0, respectively)	—
Payables:
Investments purchased	3,629,431
Fund shares redeemed	257,843
Management fees	102,773
Distribution and Service fees and Transfer Agency fees	19,612
Payable to investment adviser	15,863
Income distribution	13,128
Investments purchased on an extended — settlement basis	—
Due to broker — upfront payment	—
Due to broker	—
Accrued expenses	127,134
Total liabilities	4,165,786

Net Assets:
Paid-in capital	482,955,809
Undistributed (distributions in excess of) net investment income	714,785
Accumulated net realized gain (loss)	(16,174,099)
Net unrealized gain (loss)	23,120
NET ASSETS	$467,519,615
Net Assets:
Class A	$10,589,613
Class C	—
Institutional	451,628,390
Administration	164,368
Preferred	—
Service	—
Investor(b)	5,126,910
Class R	—
Class R6	10,334
Total Net Assets	$467,519,615
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,125,632
Class C	—
Institutional	48,071,286
Administration	17,437
Preferred	—
Service	—
Investor(b)	546,080
Class R	—
Class R6	1,100
Net asset value, offering and redemption price per share:(c)
Class A	$9.41
Class C	—
Institutional	9.39
Administration	9.43
Preferred	—
Service	—
Investor(b)	9.39
Class R	—
Class R6(d)	9.40

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Forwards	Futures	Swaps
Government Income	$—	$—	$526,551
High Quality Floating Rate	—	628,000	80,395
Inflation Protected Securities	—	—	2,445,352
Short Duration Government	—	—	1,153,125
Short Duration Income	5,680,000	—	2,010,506
(b)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.
(c)	Maximum public offering price per share for Class A Shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, Short Duration Income and Short-Term Conservative Income Funds is $9.55, $14.95, $8.86, $10.71, $9.94, $9.90 and $10.16, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
(d)	Class R6 Shares of the Short-Term Conservative Income Fund commenced operations on November 30, 2017.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund	Short-Term Conservative Income Fund

$342,559,340	$750,402,707	$329,514,385	$983,578,503	$559,094,456	$1,411,048,610
5,126,717	—	38,073,204	50,771	14,992,853	8,206
47,600	—	23,800	—	205,573	—
5,110,873	46,284	5,222,759	2,941,425	8,660,353	3,341,796
—	—	10	—	204,725	—
—	—	—	—	850,446	—
—	—	7	—	—	—
8,230	274	28,452	20,672	53,979	—

1,481,358	1,319,168	481,072	4,606,660	3,206,841	3,796,882
288,239	157,002	2,846,063	1,062,978	733,955	4,006,351
4,858,128	767,677	2,691,359	7,123,955	10,057,606	12,826,105
30,724,740	—	—	—	—	—
20,541	—	—	—	—	—
526,551	708,395	2,445,352	1,153,125	7,690,506	—
39,137	34,807	38,185	70,498	52,864	107,368
390,791,454	753,436,314	381,364,648	1,000,608,587	605,804,157	1,435,135,318

—	—	—	—	1,281,927	—
48	24	—	20,910	1,090	—
—	—	—	—	—	—
—	—	—	—	123,634	—
5,067,422	—	—	—	—	—

520,836	5,791,270	2,455,582	7,755,620	11,974,436	8,909,421
1,842,090	1,087,635	194,779	1,421,492	538,764	2,824,318
151,020	194,997	75,952	364,197	197,147	225,376
59,917	27,756	50,438	72,978	22,375	12,387
17,402	15,743	8,557	13,177	430	26,732
118,167	6,121	—	148,066	14,276	46,257
42,223,506	5,188,560	—	—	6,929,337	—
—	—	—	—	61,386	—
—	2,846	—	—	—	—
169,603	135,069	109,524	186,099	197,335	114,888
50,170,011	12,450,021	2,894,832	9,982,539	21,342,137	12,159,379

353,982,969	747,813,996	397,016,164	1,033,472,797	600,843,064	1,423,649,492
901,807	251,503	630,260	6,653,926	(353,761)	(5,511)
(12,347,190)	(7,557,000)	(18,342,497)	(41,117,974)	(12,920,222)	42,585
(1,916,143)	477,794	(834,111)	(8,382,701)	(3,107,061)	(710,627)
$340,621,443	$740,986,293	$378,469,816	$990,626,048	$584,462,020	$1,422,975,939

$108,413,854	$9,367,634	$74,813,551	$86,239,138	$5,733,703	$816,787
5,958,999	—	6,847,312	19,798,701	1,076,557	—
141,297,953	730,203,603	258,458,093	837,920,086	575,452,323	1,421,091,263
—	—	—	—	—	1,032,369
—	—	—	—	—	25,471
41,462,597	112,612	—	19,954,197	—	—
2,845,816	1,291,828	13,078,825	24,676,145	2,094,343	—
21,630,186	—	18,169,197	—	94,784	—
19,012,038	10,616	7,102,838	2,037,781	10,310	10,049
$340,621,443	$740,986,293	$378,469,816	$990,626,048	$584,462,020	$1,422,975,939

7,532,313	1,073,624	7,254,316	8,806,652	587,825	81,564
414,032	—	673,315	2,035,282	110,358	—
9,832,626	83,720,626	24,772,129	85,827,100	58,889,718	141,906,214
—	—	—	—	—	103,052
—	—	—	—	—	2,543
2,888,499	12,849	—	2,046,960	—	—
197,866	148,537	1,260,827	2,518,438	214,427	—
1,504,608	—	1,767,032	—	9,703	—
1,323,346	1,217	681,092	208,797	1,055	1,003

$14.39	$8.73	$10.31	$9.79	$9.75	$10.01
14.39	—	10.17	9.73	9.76	—
14.37	8.72	10.43	9.76	9.77	10.01
—	—	—	—	—	10.02
—	—	—	—	—	10.02
14.35	8.76	—	9.75	—	—
14.38	8.70	10.37	9.80	9.77	—
14.38	—	10.28	—	9.77	—
14.37	8.72	10.43	9.76	9.77	10.02

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2018

Enhanced Income Fund
Investment income:
Interest (net of foreign withholding taxes of $0, $0, $0, $0, $0, $0 and $8,096)	$9,797,616
Dividends — affiliated issuers	233,501
Total investment income	10,031,117

Expenses:
Management fees	1,346,470
Transfer Agency fees(a)	241,418
Custody, accounting and administrative services	156,041
Professional fees	125,375
Distribution and Service fees(a)	63,302
Printing and mailing costs	40,313
Registration fees	35,140
Trustee fees	18,863
Service Share fees — Service Plan	—
Service Share fees — Shareholder Administration Plan	—
Administration Shares fees	406
Preferred Shares fees	—
Other	23,144
Total expenses	2,050,472
Less — expense reductions	(93,129)
Net expenses	1,957,343
NET INVESTMENT INCOME	8,073,774

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(2,377,750)
Purchased options	—
Futures contracts	1,294,670
Swap contracts	—
Forward foreign currency exchange contracts	—
Foreign currency transactions	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(2,716,621)
Purchased options	—
Futures contracts	1,892,201
Written options	—
Swap contracts	—
Forward foreign currency exchange contracts	—
Foreign currency translations	—
Net realized and unrealized gain (loss)	(1,907,500)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,166,274

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Administration	Preferred	Service	Investor	Class R	Class R6
Enhanced Income	$63,302	$—	$—	$32,917	$—	$203,818	$64	$—	$—	$4,615	$—	$4
Government Income	302,186	68,494	104,145	157,137	8,904	54,968	—	—	18,899	5,127	27,078	4,915
High Quality Floating Rate	26,004	—	—	13,522	—	261,182	—	—	104	1,265	—	4
Inflation Protected Securities	198,416	73,696	101,063	103,177	9,580	90,105	—	—	—	17,750	26,276	869
Short Duration Government	283,756	239,095	—	147,553	31,081	362,749	—	—	9,663	33,790	—	589
Short Duration Income	26,322	9,360	253	13,687	1,216	238,501	—	—	—	2,386	66	4
Short-Term Conservative Income	382	—	—	199	—	410,902	357	11	—	—	—	1	(b)

(b)	Commenced operations on November 30, 2017.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund	Short-Term Conservative Income Fund

$7,560,414	$12,671,906	$7,848,854	$20,932,278	$15,619,431	$17,578,769
146,010	—	93,972	314,295	64,949	140,453
7,706,424	12,671,906	7,942,826	21,246,573	15,684,380	17,719,222

1,895,882	2,220,846	982,274	5,011,165	2,438,456	2,570,820
277,028	276,077	247,757	585,425	255,860	411,470
195,868	184,767	102,579	275,881	350,448	135,051
136,040	119,305	129,227	116,707	111,759	106,138
474,825	26,004	373,175	522,851	35,935	382
69,757	41,088	66,363	108,904	43,047	61,282
38,814	25,425	43,777	49,092	27,214	49,880
18,494	19,145	18,536	19,796	18,993	20,161
118,118	648	—	60,394	—	—
118,118	648	—	60,394	—	—
—	—	—	—	—	2,230
—	—	—	—	—	26
25,065	21,468	10,127	36,377	23,948	26,654
3,368,009	2,935,421	1,973,815	6,846,986	3,305,660	3,384,094
(505,053)	(478,744)	(305,581)	(888,882)	(500,686)	(1,477,291)
2,862,956	2,456,677	1,668,234	5,958,104	2,804,974	1,906,803
4,843,468	10,215,229	6,274,592	15,288,469	12,879,406	15,812,419

(13,676)	762,645	(2,412,302)	(10,528,482)	1,766,849	89,033
28,252	—	14,383	—	30,954	—
(1,203,016)	461,438	(332,446)	(1,541,467)	(3,348,802)	—
2,160,994	57,274	(52,733)	7,045,690	(2,743,366)	—
—	—	—	—	(3,643,821)	—
—	—	(1,024)	—	26,735	—

(3,280,989)	(361,937)	(1,204,686)	(4,011,192)	(7,335,342)	(824,720)
39,837	—	19,918	—	81,350	—
139,032	(266,041)	49,581	2,572,428	988,764	—
—	—	—	—	(15,259)	—
(2,131,713)	2,690	(510,155)	(6,894,711)	12,212	—
—	—	—	—	2,329,056	—
—	—	—	—	1,527	—
(4,261,279)	656,069	(4,429,464)	(13,357,734)	(11,849,143)	(735,687)
$582,189	$10,871,298	$1,845,128	$1,930,735	$1,030,263	$15,076,732

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund
	For the Fiscal Year Ended March 31, 2018	For the Fiscal Year Ended March 31, 2017
From operations:
Net investment income	$8,073,774	$6,211,111
Net realized gain (loss)	(1,083,080)	1,312,117
Net change in unrealized gain (loss)	(824,420)	340,236
Net increase (decrease) in net assets resulting from operations	6,166,274	7,863,464

Distributions to shareholders:
From net investment income
Class A Shares	(284,649)	(298,543)
Class C Shares	—	—
Institutional Shares	(7,678,981)	(5,793,103)
Administration	(2,044)	(1,470)
Service Shares	—	—
Investor Shares(a)	(51,091)	(11,590)
Class R Shares	—	—
Class R6 Shares	(157)	(122)
Total distributions to shareholders	(8,016,922)	(6,104,828)

From share transactions:
Proceeds from sales of shares	325,697,965	266,330,865
Reinvestment of distributions	7,854,271	5,955,028
Cost of shares redeemed	(337,841,302)	(259,822,389)
Net increase (decrease) in net assets resulting from share transactions	(4,289,066)	12,463,504
TOTAL INCREASE (DECREASE)	(6,139,714)	14,222,140

Net assets:
Beginning of year	473,659,329	459,437,189
End of year	$467,519,615	$473,659,329
Undistributed (distributions in excess of) net investment income	$714,785	$701,825

(a)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund		High Quality Floating Rate Fund		Inflation Protected Securities Fund
For the Fiscal Year Ended March 31, 2018	For the Fiscal Year Ended March 31, 2017	For the Fiscal Year Ended March 31, 2018	For the Fiscal Year Ended March 31, 2017	For the Fiscal Year Ended March 31, 2018	For the Fiscal Year Ended March 31, 2017

$4,843,468	$4,532,104	$10,215,229	$4,056,178	$6,274,592	$4,597,051
972,554	888,822	1,281,357	1,070,072	(2,784,122)	3,387,672
(5,233,833)	(8,693,491)	(625,288)	2,830,388	(1,645,342)	(4,583,645)
582,189	(3,272,565)	10,871,298	7,956,638	1,845,128	3,401,078

(2,091,104)	(2,624,173)	(123,665)	(77,161)	(1,247,978)	(798,356)
(67,204)	(102,778)	—	—	(72,788)	(46,497)
(2,843,094)	(2,891,507)	(10,176,566)	(3,905,711)	(4,285,943)	(2,487,297)
—	—	—	—	—	—
(741,397)	(890,874)	(2,421)	(2,647)	—	—
(77,857)	(96,204)	(14,482)	(5,876)	(242,201)	(114,254)
(308,362)	(316,631)	—	—	(281,832)	(141,367)
(381,901)	(181,351)	(160)	(105)	(56,822)	(4,547)
(6,510,919)	(7,103,518)	(10,317,294)	(3,991,500)	(6,187,564)	(3,592,318)

88,980,699	125,365,326	663,102,852	193,936,987	177,078,976	220,328,520
5,137,494	5,619,596	10,234,835	3,937,516	4,083,552	2,384,801
(116,633,711)	(151,957,914)	(374,360,785)	(133,227,466)	(117,366,906)	(82,161,368)
(22,515,518)	(20,972,992)	298,976,902	64,647,037	63,795,622	140,551,953
(28,444,248)	(31,349,075)	299,530,906	68,612,175	59,453,186	140,360,713

369,065,691	400,414,766	441,455,387	372,843,212	319,016,630	178,655,917
$340,621,443	$369,065,691	$740,986,293	$441,455,387	$378,469,816	$319,016,630
$901,807	$956,570	$251,503	$25,252	$630,260	$545,555

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Short Duration Government Fund
	For the Fiscal Year Ended March 31, 2018	For the Fiscal Year Ended March 31, 2017
From operations:
Net investment income	$15,288,469	$18,591,343
Net realized gain (loss)	(5,024,259)	3,945,527
Net change in unrealized gain (loss)	(8,333,475)	(12,536,624)
Net increase (decrease) in net assets resulting from operations	1,930,735	10,000,246

Distributions to shareholders:
From net investment income
Class A Shares	(2,041,765)	(2,489,825)
Class C Shares	(335,268)	(368,618)
Institutional Shares	(19,398,290)	(20,132,363)
Administration	—	—
Preferred Shares	—	—
Service Shares	(395,986)	(394,193)
Investor Shares(a)	(530,914)	(315,882)
Class R Shares	—	—
Class R6 Shares	(50,577)	(1,437,852)
From net realized gains
Class A Shares	—	—
Institutional Shares	—	—
Administration	—	—
Preferred Shares	—	—
From Return of Capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Investor Shares(a)	—	—
Class R Shares	—	—
Class R6 Shares	—	—
Total distributions to shareholders	(22,752,800)	(25,138,733)

From share transactions:
Proceeds from sales of shares	407,825,942	460,646,254
Reinvestment of distributions	21,350,633	23,844,333
Cost of shares redeemed	(754,489,017)	(552,135,202)
Net increase (decrease) in net assets resulting from share transactions	(325,312,442)	(67,644,615)
TOTAL INCREASE (DECREASE)	(346,134,507)	(82,783,102)

Net assets:
Beginning of year	1,336,760,555	1,419,543,657
End of year	$990,626,048	$1,336,760,555
Undistributed (distributions in excess of) net investment income	$6,653,926	$8,323,470

(a)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.
(b)	Commenced operations on October 31, 2016.
(c)	Commenced operations on November 30, 2017.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Short Duration Income Fund		Short-Term Conservative Income Fund
For the Fiscal Year Ended March 31, 2018	For the Fiscal Year Ended March 31, 2017	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

$12,879,406	$9,335,927	$15,812,419		$649,695
(7,911,451)	(274,049)	89,033		15,312
(3,937,692)	1,486,172	(824,720)		116,411
1,030,263	10,548,050	15,076,732		781,418

(175,901)	(148,787)	(2,163)		(78	)(b)
(12,562)	(14,655)	—		—
(11,795,805)	(10,601,067)	(15,804,447)		(644,616)
—	—	(11,173)		(4,798)
—	—	(352)		(105	)(b)
—	—	—		—
(34,695)	(17,935)	—		—
(746)	(447)	—		—
(203)	(219)	(53	)(c)	—

—	—	(1)		(1	)(b)
—	—	(61,216)		(1,561)
—	—	(39)		(1)
—	—	(1)		(1	)(b)

(26,617)	—	—		—
(1,901)	—	—		—
(1,784,904)	—	—		—
(5,250)	—	—		—
(113)	—	—		—
(31)	—	—		—
(13,838,728)	(10,783,110)	(15,879,445)		(651,161)

336,916,387	329,612,674	2,263,519,156		311,967,536
13,814,307	10,765,521	15,556,730		645,623
(325,990,610)	(166,248,641)	(1,121,169,548)		(61,978,061)
24,740,084	174,129,554	1,157,906,338		250,635,098
11,931,619	173,894,494	1,157,103,625		250,765,355

572,530,401	398,635,907	265,872,314		15,106,959
$584,462,020	$572,530,401	$1,422,975,939		$265,872,314
$(353,761)	$(844,041)	$(5,511)		$258

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2018 - A	$9.44	$0.11	$(0.03)	$0.08	$(0.11)
2018 - Institutional	9.43	0.14	(0.04)	0.10	(0.14)
2018 - Administration	9.46	0.12	(0.03)	0.09	(0.12)
2018 - Investor(d)	9.42	0.14	(0.04)	0.10	(0.13)
2018 - R6	9.43	0.14	(0.03)	0.11	(0.14)
2017 - A	9.41	0.08	0.03	0.11	(0.08)
2017 - Institutional	9.40	0.11	0.03	0.14	(0.11)
2017 - Administration	9.43	0.09	0.03	0.12	(0.09)
2017 - Investor(d)	9.39	0.11	0.02	0.13	(0.10)
2017 - R6	9.40	0.12	0.02	0.14	(0.11)
2016 - A	9.42	0.04	(0.01)	0.03	(0.04)
2016 - Institutional	9.41	0.07	(0.01)	0.06	(0.07)
2016 - Administration	9.44	0.05	(0.01)	0.04	(0.05)
2016 - Investor(d)	9.41	0.06	(0.02)	0.04	(0.06)
2016 - R6 (commenced July 31, 2015)	9.39	0.05	— (e)	0.05	(0.04)
2015 - A	9.47	0.01	(0.05)	(0.04)	(0.01)
2015 - Institutional	9.46	0.04	(0.05)	(0.01)	(0.04)
2015 - Administration	9.49	0.01	(0.05)	(0.04)	(0.01)
2015 - Investor(d)	9.45	0.03	(0.04)	(0.01)	(0.03)
2014 - A	9.49	0.03	(0.02)	0.01	(0.03)
2014 - Institutional	9.48	0.06	(0.02)	0.04	(0.06)
2014 - Administration	9.51	0.04	(0.02)	0.02	(0.04)
2014 - Investor(d)	9.48	0.06	(0.04)	0.02	(0.05)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.41	0.86%	$10,590	0.69%		0.70%		1.14%		63%
9.39	1.09	451,628	0.35		0.36		1.52		63
9.43	0.95	164	0.60		0.61		1.27		63
9.39	1.11	5,127	0.44		0.45		1.45		63
9.40	1.21	10	0.34		0.35		1.53		63
9.44	1.19	35,560	0.69		0.71		0.88		89
9.43	1.53	435,915	0.35		0.37		1.22		89
9.46	1.28	162	0.60		0.62		0.97		89
9.42	1.44	2,012	0.44		0.45		1.14		89
9.43	1.55	10	0.34		0.36		1.23		89
9.41	0.29	35,378	0.69		0.71		0.42		60
9.40	0.63	423,278	0.35		0.36		0.76		60
9.43	0.38	147	0.60		0.61		0.50		60
9.39	0.43	623	0.44		0.46		0.66		60
9.40	0.58	10	0.35	(f)	0.37	(f)	0.74	(f)	60
9.42	(0.47)	35,556	0.69		0.71		0.06		39
9.41	(0.13)	457,826	0.35		0.37		0.40		39
9.44	(0.38)	176	0.60		0.62		0.15		39
9.41	(0.12)	437	0.44		0.46		0.31		39
9.47	0.10	46,289	0.69		0.73		0.33		40
9.46	0.44	512,656	0.36		0.38		0.60		40
9.49	0.19	198	0.61		0.64		0.42		40
9.45	0.25	583	0.45		0.48		0.64		40

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2018 - A	$14.64	$0.18	$(0.18)	$—	$(0.25)	$—	$(0.25)
2018 - C	14.64	0.07	(0.18)	(0.11)	(0.14)	—	(0.14)
2018 - Institutional	14.62	0.24	(0.19)	0.05	(0.30)	—	(0.30)
2018 - Service	14.60	0.16	(0.18)	(0.02)	(0.23)	—	(0.23)
2018 - Investor(d)	14.63	0.22	(0.18)	0.04	(0.29)	—	(0.29)
2018 - R	14.62	0.15	(0.17)	(0.02)	(0.22)	—	(0.22)
2018 - R6	14.61	0.24	(0.18)	0.06	(0.30)	—	(0.30)
2017 - A	15.03	0.16	(0.29)	(0.13)	(0.26)	—	(0.26)
2017 - C	15.03	0.05	(0.29)	(0.24)	(0.15)	—	(0.15)
2017 - Institutional	15.01	0.21	(0.29)	(0.08)	(0.31)	—	(0.31)
2017 - Service	14.99	0.14	(0.30)	(0.16)	(0.23)	—	(0.23)
2017 - Investor(d)	15.02	0.20	(0.29)	(0.09)	(0.30)	—	(0.30)
2017 - R	15.02	0.12	(0.30)	(0.18)	(0.22)	—	(0.22)
2017 - R6	15.01	0.20	(0.29)	(0.09)	(0.31)	—	(0.31)
2016 - A	15.02	0.19	0.06	0.25	(0.24)	—	(0.24)
2016 - C	15.02	0.08	0.06	0.14	(0.13)	—	(0.13)
2016 - Institutional	15.00	0.24	0.06	0.30	(0.29)	—	(0.29)
2016 - Service	14.98	0.17	0.05	0.22	(0.21)	—	(0.21)
2016 - Investor(d)	15.01	0.23	0.05	0.28	(0.27)	—	(0.27)
2016 - R	15.00	0.16	0.06	0.22	(0.20)	—	(0.20)
2016 - R6 (Commenced July 31, 2015)	14.83	0.16	0.21	0.37	(0.19)	—	(0.19)
2015 - A	14.67	0.17	0.39	0.56	(0.21)	—	(0.21)
2015 - C	14.67	0.06	0.38	0.44	(0.09)	—	(0.09)
2015 - Institutional	14.64	0.22	0.40	0.62	(0.26)	—	(0.26)
2015 - Service	14.63	0.15	0.38	0.53	(0.18)	—	(0.18)
2015 - Investor(d)	14.66	0.21	0.38	0.59	(0.24)	—	(0.24)
2015 - R	14.65	0.13	0.39	0.52	(0.17)	—	(0.17)
2014 - A	15.00	0.12	(0.25)	(0.13)	(0.16)	(0.04)	(0.20)
2014 - C	15.00	0.02	(0.25)	(0.23)	(0.06)	(0.04)	(0.10)
2014 - Institutional	14.97	0.17	(0.25)	(0.08)	(0.21)	(0.04)	(0.25)
2014 - Service	14.96	0.10	(0.25)	(0.15)	(0.14)	(0.04)	(0.18)
2014 - Investor(d)	14.99	0.18	(0.27)	(0.09)	(0.20)	(0.04)	(0.24)
2014 - R	14.98	0.09	(0.25)	(0.16)	(0.13)	(0.04)	(0.17)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.
(e)	Annualized.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$14.39	0.01%	$108,414	0.91%		1.05%		1.25%		380%
14.39	(0.74)	5,959	1.66		1.80		0.50		380
14.37	0.35	141,298	0.57		0.71		1.61		380
14.35	(0.16)	41,463	1.07		1.21		1.09		380
14.38	0.26	2,846	0.66		0.80		1.49		380
14.38	(0.18)	21,630	1.16		1.30		1.02		380
14.37	0.43	19,012	0.55		0.70		1.62		380
14.64	(0.89)	134,630	0.91		1.06		1.08		441
14.64	(1.63)	8,066	1.66		1.81		0.33		441
14.62	(0.56)	129,442	0.57		0.72		1.42		441
14.60	(1.06)	53,711	1.07		1.22		0.92		441
14.63	(0.64)	4,558	0.66		0.81		1.33		441
14.62	(1.14)	21,045	1.16		1.31		0.83		441
14.61	(0.60)	17,614	0.55		0.69		1.35		441
15.03	1.66	159,880	0.90		1.05		1.31		590
15.03	0.91	11,743	1.66		1.80		0.56		590
15.01	2.01	147,394	0.57		0.71		1.64		590
14.99	1.50	54,940	1.06		1.21		1.15		590
15.02	1.92	4,676	0.66		0.80		1.55		590
15.02	1.41	21,688	1.15		1.30		1.06		590
15.01	2.52	93	0.55	(e)	0.70	(e)	1.59	(e)	590
15.02	3.80	182,381	0.91		1.05		1.16		471
15.02	3.03	12,918	1.66		1.80		0.41		471
15.00	4.23	186,519	0.58		0.71		1.50		471
14.98	3.64	51,176	1.07		1.21		1.00		471
15.01	4.06	3,875	0.66		0.80		1.41		471
15.00	3.55	23,184	1.16		1.30		0.90		471
14.67	(0.83)	194,179	0.92		1.02		0.83		655
14.67	(1.53)	15,202	1.62		1.78		0.12		655
14.64	(0.50)	197,289	0.58		0.69		1.19		655
14.63	(1.00)	53,172	1.08		1.18		0.66		655
14.66	(0.58)	4,157	0.67		0.78		1.25		655
14.65	(1.08)	20,743	1.17		1.28		0.62		655

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income to shareholders
FOR THE FISCAL YEARS ENDED MARCH 31,
2018 - A	$8.72	$0.10		$0.01	$0.11	$(0.10)
2018 - Institutional	8.71	0.13		0.01	0.14	(0.13)
2018 - Service	8.76	0.08		0.01	0.09	(0.09)
2018 - Investor(d)	8.69	0.13		0.01	0.14	(0.13)
2018 - R6	8.72	0.13		0.01	0.14	(0.14)
2017 - A	8.63	0.07		0.08	0.15	(0.06)
2017 - Institutional	8.63	0.09		0.08	0.17	(0.09)
2017 - Service	8.67	0.05		0.09	0.14	(0.05)
2017 - Investor(d)	8.61	0.08		0.08	0.16	(0.08)
2017 - R6	8.63	0.09		0.09	0.18	(0.09)
2016 - A	8.72	0.02		(0.09)	(0.07)	(0.02)
2016 - Institutional	8.72	0.05		(0.09)	(0.04)	(0.05)
2016 - Service	8.76	0.01		(0.09)	(0.08)	(0.01)
2016 - Investor(d)	8.70	0.04		(0.09)	(0.05)	(0.04)
2016 - R6 (Commenced July 31, 2015)	8.69	0.03		(0.06)	(0.03)	(0.03)
2015 - A	8.76	0.01		(0.04)	(0.03)	(0.01)
2015 - Institutional	8.77	0.03		(0.05)	(0.02)	(0.03)
2015 - Service	8.81	—	(f)	(0.05)	(0.05)	— (f)
2015 - Investor(d)	8.75	0.03		(0.05)	(0.02)	(0.03)
2014 - A	8.78	0.02		(0.02)	—	(0.02)
2014 - Institutional	8.78	0.04		— (f)	0.04	(0.05)
2014 - Service	8.83	—	(f)	(0.01)	(0.01)	(0.01)
2014 - Investor(d)	8.77	0.04		(0.02)	0.02	(0.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.73	1.32%	$9,368	0.71%		0.79%		1.18%		54%
8.72	1.67	730,204	0.36		0.44		1.54		54
8.76	1.05	113	0.87		0.97		0.95		54
8.70	1.58	1,292	0.46		0.53		1.47		54
8.72	1.56	11	0.36		0.43		1.54		54
8.72	1.79	11,303	0.65		0.89		0.76		59
8.71	1.97	429,019	0.36		0.55		1.05		59
8.76	1.58	491	0.86		1.05		0.55		59
8.69	1.87	632	0.44		0.62		0.91		59
8.72	2.11	10	0.36		0.53		1.05		59
8.63	(0.80)	10,680	0.70		0.88		0.22		71
8.63	(0.47)	360,939	0.36		0.54		0.56		71
8.67	(0.93)	551	0.84		1.04		0.11		71
8.61	(0.56)	663	0.45		0.63		0.47		71
8.63	(0.32)	10	0.36	(e)	0.53	(e)	0.55	(e)	71
8.72	(0.36)	18,565	0.66		0.90		0.12		64
8.72	(0.19)	503,652	0.36		0.56		0.38		64
8.76	(0.53)	145	0.73		1.07		0.05		64
8.70	(0.28)	996	0.45		0.65		0.32		64
8.76	(0.01)	43,550	0.72		0.95		0.20		130
8.77	0.45	378,958	0.38		0.59		0.50		130
8.81	(0.01)	255	0.85		1.10		0.05		130
8.75	0.24	1,570	0.47		0.69		0.43		130

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2018 - A	$10.44	$0.16	$(0.13)	$0.03	$(0.16)	—	—	$(0.16)
2018 - C	10.31	0.08	(0.12)	(0.04)	(0.10)	—	—	(0.10)
2018 - Institutional	10.56	0.20	(0.13)	0.07	(0.20)	—	—	(0.20)
2018 - Investor(d)	10.50	0.19	(0.13)	0.06	(0.19)	—	—	(0.19)
2018 - R	10.41	0.13	(0.12)	0.01	(0.14)	—	—	(0.14)
2018 - R6	10.55	0.22	(0.14)	0.08	(0.20)	—	—	(0.20)
2017 - A	10.44	0.18	(0.04)	0.14	(0.14)	—	—	(0.14)
2017 - C	10.32	0.11	(0.05)	0.06	(0.07)	—	—	(0.07)
2017 - Institutional	10.55	0.22	(0.04)	0.18	(0.17)	—	—	(0.17)
2017 - Investor(d)	10.49	0.20	(0.03)	0.17	(0.16)	—	—	(0.16)
2017 - R	10.41	0.15	(0.04)	0.11	(0.11)	—	—	(0.11)
2017 - R6	10.55	0.21	(0.04)	0.17	(0.17)	—	—	(0.17)
2016 - A	10.39	0.10	0.01	0.11	(0.03)	—	(0.03)	(0.06)
2016 - C	10.31	0.04	—	0.04	(0.02)	—	(0.01)	(0.03)
2016 - Institutional	10.48	0.09	0.06	0.15	(0.05)	—	(0.03)	(0.08)
2016 - Investor(d)	10.43	0.12	0.01	0.13	(0.04)	—	(0.03)	(0.07)
2016 - R	10.38	0.04	0.04	0.08	(0.03)	—	(0.02)	(0.05)
2016 - R6 (commenced July 31, 2015)	10.36	(0.03)	0.27	0.24	(0.03)	—	(0.02)	(0.05)
2015 - A	10.29	(0.05)	0.27	0.22	(0.12)	—	—	(0.12)
2015 - C	10.27	(0.10)	0.23	0.13	(0.09)	—	—	(0.09)
2015 - Institutional	10.36	0.03	0.22	0.25	(0.13)	—	—	(0.13)
2015 - Investor(d)	10.32	(0.04)	0.28	0.24	(0.13)	—	—	(0.13)
2015 - R	10.30	(0.12)	0.31	0.19	(0.11)	—	—	(0.11)
2014 - A	11.24	0.09	(0.83)	(0.74)	(0.02)	(0.16)	(0.03)	(0.21)
2014 - C	11.28	— (f)	(0.82)	(0.82)	—	(0.16)	(0.03)	(0.19)
2014 - Institutional	11.28	0.13	(0.83)	(0.70)	(0.03)	(0.16)	(0.03)	(0.22)
2014 - Investor(d)	11.25	0.11	(0.83)	(0.72)	(0.02)	(0.16)	(0.03)	(0.21)
2014 - R	11.27	0.01	(0.78)	(0.77)	(0.01)	(0.16)	(0.03)	(0.20)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.31	0.31%	$74,814	0.68%		0.77%		1.59%		203%
10.17	(0.42)	6,847	1.43		1.52		0.82		203
10.43	0.64	258,458	0.34		0.43		1.95		203
10.37	0.55	13,079	0.43		0.52		1.80		203
10.28	0.09	18,169	0.93		1.02		1.29		203
10.43	0.75	7,103	0.33		0.40		2.11		203
10.44	1.32	78,713	0.68		0.84		1.69		189
10.31	0.59	6,512	1.43		1.60		1.06		189
10.56	1.70	202,452	0.34		0.50		2.11		189
10.50	1.64	12,523	0.43		0.59		1.87		189
10.41	1.07	18,094	0.93		1.09		1.45		189
10.55	1.62	723	0.32		0.47		2.00		189
10.44	1.09	39,525	0.70		0.89		1.02		171
10.32	0.39	6,420	1.45		1.64		0.37		171
10.55	1.42	119,876	0.35		0.56		0.85		171
10.49	1.29	2,697	0.45		0.64		1.18		171
10.41	0.79	10,128	0.95		1.15		0.42		171
10.55	2.37	10	0.34	(e)	0.60	(e)	(0.44	)(e)	171
10.39	2.09	38,976	0.69		0.96		(0.47)		161
10.31	1.25	8,161	1.44		1.71		(1.00)		161
10.48	2.40	72,940	0.35		0.62		0.29		161
10.43	2.27	2,526	0.45		0.71		(0.42)		161
10.38	1.81	7,085	0.95		1.22		(1.19)		161
10.29	(6.60)	37,940	0.63		0.84		0.88		262
10.27	(7.29)	10,173	1.38		1.59		(0.01)		262
10.36	(6.22)	91,483	0.29		0.50		1.19		262
10.32	(6.35)	2,021	0.38		0.59		1.03		262
10.30	(6.82)	4,707	0.88		1.10		0.10		262

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2018 - A	$9.99	$0.11	$(0.13)	$(0.02)	$(0.18)
2018 - C	9.92	0.07	(0.12)	(0.05)	(0.14)
2018 - Institutional	9.96	0.14	(0.13)	0.01	(0.21)
2018 - Service	9.94	0.09	(0.12)	(0.03)	(0.16)
2018 - Investor(d)	9.99	0.13	(0.12)	0.01	(0.20)
2018 - R6	9.96	0.17	(0.16)	0.01	(0.21)
2017 - A	10.10	0.11	(0.06)	0.05	(0.16)
2017 - C	10.03	0.07	(0.06)	0.01	(0.12)
2017 - Institutional	10.07	0.14	(0.06)	0.08	(0.19)
2017 - Service	10.05	0.09	(0.06)	0.03	(0.14)
2017 - Investor(d)	10.10	0.14	(0.07)	0.07	(0.18)
2017 - R6	10.07	0.14	(0.06)	0.08	(0.19)
2016 - A	10.12	0.05	(0.01)	0.04	(0.06)
2016 - C	10.06	0.02	(0.02)	— (e)	(0.03)
2016 - Institutional	10.09	0.09	(0.01)	0.08	(0.10)
2016 - Service	10.08	0.04	(0.02)	0.02	(0.05)
2016 - Investor(d)	10.13	0.08	(0.02)	0.06	(0.09)
2016 - R6 (Commenced July 31, 2015)	10.09	0.06	(0.02)	0.04	(0.06)
2015 - A	10.17	0.07	(0.04)	0.03	(0.08)
2015 - C	10.11	0.03	(0.04)	(0.01)	(0.04)
2015 - Institutional	10.14	0.10	(0.03)	0.07	(0.12)
2015 - Service	10.13	0.05	(0.03)	0.02	(0.07)
2015 - Investor(d)	10.18	0.09	(0.03)	0.06	(0.11)
2014 - A	10.24	0.07	(0.06)	0.01	(0.08)
2014 - C	10.17	0.03	(0.05)	(0.02)	(0.04)
2014 - Institutional	10.21	0.10	(0.06)	0.04	(0.11)
2014 - Service	10.20	0.05	(0.06)	(0.01)	(0.06)
2014 - Investor(d)	10.25	0.09	(0.05)	0.04	(0.11)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.79	(0.22)%	$86,239	0.82%		0.89%		1.15%		87%
9.73	(0.53)	19,799	1.22		1.64		0.72		87
9.76	0.11	837,920	0.48		0.55		1.46		87
9.75	(0.29)	19,954	0.98		1.05		0.95		87
9.80	0.13	24,676	0.57		0.64		1.35		87
9.76	0.12	2,038	0.46		0.54		1.69		87
9.99	0.46	138,612	0.82		0.92		1.08		173
9.92	0.06	28,292	1.22		1.67		0.68		173
9.96	0.80	1,045,066	0.47		0.58		1.42		173
9.94	0.30	26,697	0.97		1.08		0.93		173
9.99	0.72	24,378	0.56		0.67		1.36		173
9.96	0.82	73,716	0.45		0.56		1.44		173
10.10	0.44	173,879	0.81		0.91		0.52		227
10.03	(0.02)	33,934	1.17		1.66		0.17		227
10.07	0.78	1,089,297	0.47		0.57		0.86		227
10.05	0.18	30,608	0.97		1.07		0.37		227
10.10	0.59	17,850	0.56		0.66		0.77		227
10.07	0.42	73,976	0.45	(f)	0.55	(f)	0.84	(f)	227
10.12	0.33	220,814	0.82		0.91		0.67		185
10.06	(0.07)	36,722	1.22		1.67		0.27		185
10.09	0.67	1,003,694	0.48		0.57		1.00		185
10.08	0.17	33,015	0.98		1.08		0.51		185
10.13	0.58	13,505	0.57		0.66		0.91		185
10.17	0.10	277,312	0.82		0.91		0.65		211
10.11	(0.20)	48,324	1.22		1.66		0.26		211
10.14	0.44	1,043,676	0.48		0.57		1.00		211
10.13	(0.06)	38,818	0.98		1.07		0.49		211
10.18	0.35	18,018	0.57		0.66		0.91		211

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2018 - A	$9.96	$0.17	$(0.19)	$(0.02)	$(0.16)	$—		$(0.03)	$(0.19)
2018 - C	9.96	0.14	(0.19)	(0.05)	(0.13)	—		(0.02)	(0.15)
2018 - Institutional	9.98	0.21	(0.19)	0.02	(0.20)	—		(0.03)	(0.23)
2018 - Investor(d)	9.98	0.20	(0.19)	0.01	(0.19)	—		(0.03)	(0.22)
2018 - R	9.98	0.16	(0.20)	(0.04)	(0.15)	—		(0.02)	(0.17)
2018 - R6	9.98	0.21	(0.20)	0.01	(0.19)	—		(0.03)	(0.22)
2017 - A	9.96	0.16	0.02	0.18	(0.18)	—		—	(0.18)
2017 - C	9.96	0.12	0.03	0.15	(0.15)	—		—	(0.15)
2017 - Institutional	9.98	0.19	0.03	0.22	(0.22)	—		—	(0.22)
2017 - Investor(d)	9.97	0.18	0.04	0.22	(0.21)	—		—	(0.21)
2017 - R	9.98	0.13	0.03	0.16	(0.16)	—		—	(0.16)
2017 - R6	9.97	0.19	0.04	0.23	(0.22)	—		—	(0.22)
2016 - A	10.10	0.16	(0.10)	0.06	(0.20)	—		—	(0.20)
2016 - C	10.10	0.12	(0.10)	0.02	(0.16)	—		—	(0.16)
2016 - Institutional	10.11	0.19	(0.08)	0.11	(0.24)	—		—	(0.24)
2016 - Investor(d)	10.11	0.18	(0.09)	0.09	(0.23)	—		—	(0.23)
2016 - R	10.11	0.13	(0.08)	0.05	(0.18)	—		—	(0.18)
2016 - R6 (Commenced July 31, 2015)	10.07	0.13	(0.07)	0.06	(0.16)	—		—	(0.16)
2015 - A	10.17	0.10	(0.04)	0.06	(0.13)	—		—	(0.13)
2015 - C	10.17	0.06	(0.04)	0.02	(0.09)	—		—	(0.09)
2015 - Institutional	10.18	0.13	(0.03)	0.10	(0.17)	—		—	(0.17)
2015 - Investor(d)	10.18	0.13	(0.04)	0.09	(0.16)	—		—	(0.16)
2015 - R	10.18	0.08	(0.04)	0.04	(0.11)	—		—	(0.11)
2014 - A	10.17	0.12	0.01	0.13	(0.13)	—	(f)	—	(0.13)
2014 - C	10.17	0.08	0.01	0.09	(0.09)	—	(f)	—	(0.09)
2014 - Institutional	10.18	0.15	0.01	0.16	(0.16)	—	(f)	—	(0.16)
2014 - Investor(d)	10.18	0.15	— (f)	0.15	(0.15)	—	(f)	—	(0.15)
2014 - R	10.18	0.09	0.01	0.10	(0.10)	—	(f)	—	(0.10)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.75	(0.19)%	$5,734	0.79%		0.87%		1.75%		106%
9.76	(0.48)	1,077	1.19		1.63		1.39		106
9.77	0.16	575,452	0.45		0.53		2.12		106
9.77	0.06	2,094	0.54		0.62		2.03		106
9.77	(0.43)	95	1.04		1.12		1.57		106
9.77	0.13	10	0.45		0.55		2.12		106
9.96	1.86	9,259	0.79		0.90		1.56		165
9.96	1.46	954	1.19		1.66		1.16		165
9.98	2.21	560,818	0.45		0.56		1.90		165
9.98	2.22	1,457	0.54		0.65		1.84		165
9.98	1.62	32	1.04		1.14		1.32		165
9.98	2.30	10	0.45		0.59		1.91		165
9.96	0.62	7,001	0.80		0.94		1.57		161
9.96	0.22	886	1.20		1.69		1.17		161
9.98	1.07	390,351	0.45		0.60		1.91		161
9.97	0.87	363	0.54		0.69		1.81		161
9.98	0.46	25	1.04		1.19		1.33		161
9.97	0.65	10	0.48	(e)	0.63	(e)	1.90	(e)	161
10.10	0.60	3,986	0.79		0.99		0.95		139
10.10	0.21	864	1.18		1.74		0.57		139
10.11	0.94	289,892	0.45		0.64		1.29		139
10.11	0.85	289	0.55		0.74		1.25		139
10.11	0.37	10	1.01		1.22		0.76		139
10.17	1.28	2,327	0.80		1.19		1.16		157
10.17	0.87	564	1.20		1.93		0.77		157
10.18	1.62	166,129	0.46		0.84		1.50		157
10.18	1.53	206	0.55		0.93		1.43		157
10.18	1.02	10	1.03		1.44		0.91		157

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2018 - A	$10.02	$0.14		$(0.04)		$0.10	$(0.11)	$—	(d)	$(0.11)
2018 - Institutional	10.02	0.15		(0.01)		0.14	(0.15)	—	(d)	(0.15)
2018 - Administration	10.02	0.13		(0.01)		0.12	(0.12)	—	(d)	(0.12)
2018 - Preferred	10.02	0.14		—	(e)	0.14	(0.14)	—	(d)	(0.14)
2018 - R6 (Commenced November 30, 2017)	10.02	0.05		—		0.05	(0.05)	—	(d)	(0.05)
2017 - A (Commenced October 31, 2016)	10.01	0.03		0.01		0.04	(0.03)	—	(d)	(0.03)
2017 - Institutional	10.00	0.11		0.01		0.12	(0.10)	—	(d)	(0.10)
2017 - Administration	10.00	0.06		0.04		0.10	(0.08)	—	(d)	(0.08)
2017 - Preferred (Commenced October 31, 2016)	10.01	0.04		0.01		0.05	(0.04)	—	(d)	(0.04)
2016 - Institutional	10.00	0.06		—	(e)	0.06	(0.06)	—	(d)	(0.06)
2016 - Administration	10.00	0.04		—	(e)	0.04	(0.04)	—	(d)	(0.04)
2015 - Institutional	10.00	0.03		0.01		0.04	(0.04)	—		(0.04)
2015 - Administration	10.00	0.01		—	(e)	0.01	(0.01)	—		(0.01)

FOR THE PERIOD ENDED MARCH 31,
2014 - Institutional (Commenced February 28, 2014)	10.00	—	(e)	—	(e)	—	—	—		—
2014 - Administration (Commenced February 28, 2014)	10.00	—	(e)	—	(e)	—	—	—		—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Rounds to less than $0.01 per share.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.01	1.04%	$817	0.57%		0.63%		1.42%		67%
10.01	1.40	1,421,091	0.19		0.33		1.54		67
10.02	1.24	1,032	0.43		0.59		1.25		67
10.02	1.40	25	0.28		0.44		1.38		67
10.02	0.43	10	0.24	(f)	0.35	(f)	1.64	(f)	67
10.02	0.42	25	0.51	(f)	1.33	(f)	0.75	(f)	46
10.02	1.22	265,690	0.15		1.20		1.08		46
10.02	0.97	132	0.41		1.49		0.60		46
10.02	0.52	25	0.27	(f)	1.11	(f)	0.95	(f)	46
10.00	0.61	15,082	0.19		2.10		0.63		39
10.00	0.37	25	0.43		2.44		0.35		39
10.00	0.36	100,009	0.19		4.62		0.35		40
10.00	0.10	25	0.42		4.87		0.12		40

10.00	—	9,976	0.19	(f)	4.30	(f)	0.10	(f)	—
10.00	—	25	0.44	(f)	4.55	(f)	(0.15	)(f)	—

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Enhanced Income	A, Institutional, Administration, Investor and R6	Diversified
Government Income	A, C, Institutional, Service, Investor, R and R6	Diversified
High Quality Floating Rate	A, Institutional, Service, Investor and R6	Diversified
Inflation Protected Securities	A, C, Institutional, Investor, R and R6	Diversified
Short Duration Government	A, C, Institutional, Service, Investor and R6	Diversified
Short Duration Income	A, C, Institutional, Investor, R and R6	Diversified
Short-Term Conservative Income	A, Institutional, Administration, Preferred and R6*	Diversified

*	Commenced operations on November 30, 2017.

Class A Shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, Short Duration Income and Short-Term Conservative Income Funds are sold with a front-end sales charge of up to 1.50%, 3.75%, 1.50%, 3.75%, 1.50%, 1.50% and 1.50%, respectively. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% (0.65% for Short Duration Government and Short Duration Income Funds), which is imposed on redemptions made within 12 months of purchase. Institutional, Administration, Preferred, Service, Investor, Class R and Class R6 Shares are not subject to a sales charge. Previously, Investor Shares were known as Class IR Shares.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are

124

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid
Enhanced Income	Daily	Monthly	Annually
Government Income	Daily	Monthly	Annually
High Quality Floating Rate	Daily	Monthly	Annually
Inflation Protected Securities	Quarterly	Quarterly	Annually
Short Duration Government	Daily	Monthly	Annually
Short Duration Income	Daily	Monthly	Annually
Short-Term Conservative Income	Daily	Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

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Notes to Financial Statements (continued)

March 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

v.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

vi.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

viii.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

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Notes to Financial Statements (continued)

March 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees.

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Notes to Financial Statements (continued)

March 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2018:

ENHANCED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$199,944,024	$—
Mortgage-Backed Obligations	—	950,000	—
Asset-Backed Securities	—	105,671,438	—
Municipal Debt Obligation	—	667,770	—
U.S. Treasury Obligations	2,171,725	—	—
Investment Company	5,689,869	—	—
Short-term Investments	—	147,993,124	—
Total	$7,861,594	$455,226,356	$—

Derivative Type
Assets(a)
Futures Contracts	$2,914,918	$—	$—
Liabilities(a)
Futures Contracts	$(115,487)	$—	$—

GOVERNMENT INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$109,394,803	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	137,762,865	34,165,869	—
Asset-Backed Securities	—	39,984,063	—
Municipal Debt Obligations	—	6,709,414	—
Investment Company	5,126,717	—	—
Short-term Investments	—	14,542,326	—
Total	$142,889,582	$204,796,475	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(5,067,422)	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GOVERNMENT INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Futures Contracts(a)	$485,408	$—	$—
Interest Rate Swap Contracts(a)	—	311,057	—
Options Purchased	47,600	—	—
Total	$533,008	$311,057	$—
Liabilities(a)
Futures Contracts	$(358,284)	$—	$—
Interest Rate Swap Contracts	—	(440,113)	—
Total	$(358,284)	$(440,113)	$—

HIGH QUALITY FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$325,114,193	$—
U.S. Government Agencies	—	3,998,760	—
Asset-Backed Securities	—	318,429,161	—
Municipal Debt Obligations	—	16,375,355	—
Short-term Investments	—	86,485,238	—
Total	$—	$750,402,707	$—

Derivative Type
Assets(a)
Futures Contracts	$171,711	$—	$—
Interest Rate Swap Contracts	—	22,144	—
Total	$171,711	$22,144	$—
Liabilities(a)
Futures Contracts	$(433,002)	$—	$—
Interest Rate Swap Contracts	—	(36,186)	—
Total	$(433,002)	$(36,186)	$—

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Notes to Financial Statements (continued)

March 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INFLATION PROTECTED SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations	$329,514,385	$—	$—
Investment Company	38,073,204	—	—
Total	$367,587,589	$—	$—

Derivative Type
Assets
Futures Contracts(a)	$966,023	$—	$—
Interest Rate Swap Contracts(a)	—	1,072,497	—
Options Purchased	23,800	—	—
Total	$989,823	$1,072,497	$—
Liabilities(a)
Futures Contracts	$(782,217)	$—	$—
Interest Rate Swap Contracts	—	(1,260,737)	—
Total	$(782,217)	$(1,260,737)	$—

SHORT DURATION GOVERNMENT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$390,360,899	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	519,754,204	57,540,743	—
Asset-Backed Securities	—	1,263,639	—
Investment Company	50,771	—	—
Short-term Investments	—	14,659,018	—
Total	$519,804,975	$463,824,299	$—

Derivative Type
Assets(a)
Futures Contracts	$8,160,799	$—	$—
Interest Rate Swap Contracts	—	805,756	—
Total	$8,160,799	$805,756	$—
Liabilities(a)
Futures Contracts	$(1,891,669)	$—	$—
Interest Rate Swap Contracts	—	(1,085,438)	—
Total	$(1,891,669)	$(1,085,438)	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$289,384,858	$—
Mortgage-Backed Obligations	—	61,181,815	729,103
Asset-Backed Securities	—	150,371,727	—
Foreign Debt Obligations	—	7,631,821	—
Structured Notes	—	3,263,196	—
Municipal Debt Obligations	—	15,080,982	—
U.S. Treasury Obligations	992,970	—	—
Investment Company	14,992,853	—	—
Short-term Investments	—	30,457,984	—
Total	$15,985,823	$557,372,383	$729,103

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$850,446	$—
Futures Contracts(a)	2,371,930	—	—
Interest Rate Swap Contracts(a)	—	1,682,887	—
Credit Default Swap Contracts(a)	—	4,755	—
Options Purchased	86,700	118,873	—
Total	$2,458,630	$2,656,961	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(1,281,927)	$—
Futures Contracts(a)	(518,862)	—	—
Interest Rate Swap Contracts(a)	—	(1,479,169)	—
Credit Default Swap Contracts(a)	—	(32,111)	—
Options Written	—	(123,634)	—
Total	$(518,862)	$(2,916,841)	$—

SHORT-TERM CONSERVATIVE INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$543,580,675	$—
Municipal Debt Obligation	—	22,500,000	—
Investment Company	8,206	—	—
Short-term Investments	—	844,967,935	—
Total	$8,206	$1,411,048,610	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

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Notes to Financial Statements (continued)

March 31, 2018

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2018. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

ENHANCED INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$2,914,918	(a)	Variation margin on futures contracts	$(115,487)	(a)

GOVERNMENT INCOME FUND
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$844,065	(a)	Variation margin on futures contracts; Variation margin on swap contracts;	$(798,397)	(a)

HIGH QUALITY FLOATING RATE
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts;	$193,855	(a)	Variation margin on futures contracts; Variation margin on swap contracts;	$(469,188)	(a)

INFLATION PROTECTED SECURITIES
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased Options at value	$2,062,320	(a)	Variation margin on futures contracts; Variation margin on swap contracts;	$(2,042,954)	(a)

SHORT DURATION GOVERNMENT
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts;	$8,966,555	(a)	Variation margin on futures contracts; Variation margin on swap contracts;	$(2,977,107)	(a)

SHORT DURATION INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$4,260,390	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(2,121,665)	(a)
Credit	Variation margin on swap contracts	4,755		Variation margin on swap contracts	(32,111)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	850,446		Payable for unrealized loss on forward foreign currency exchange contracts	(1,281,927)
Total		$5,115,591			$(3,435,703)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

ENHANCED INCOME
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$1,294,670	$1,892,201	1,590

GOVERNMENT INCOME FUND
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options, futures contracts and swap contracts /Net change in unrealized gain (loss) on purchased options, futures contracts and swap contracts	$986,230	$(1,952,844)	485

HIGH QUALITY FLOATING RATE
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures and swap contracts /Net change in unrealized gain (loss) futures and swap contracts	$518,712	$(263,351)	660

INFLATION PROTECTED SECURITIES
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options, futures contracts, swap contracts; Net change in unrealized gain (loss) on purchased options, futures contracts, swap contracts	$(370,796)	$(440,656)	1,620

SHORT DURATION GOVERNMENT
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts and swap contracts	$5,504,223	$(4,322,283)	9,636

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Notes to Financial Statements (continued)

March 31, 2018

4. INVESTMENTS IN DERIVATIVES (continued)

SHORT DURATION INCOME
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options, futures contracts, swap contracts /Net change in unrealized gain (loss) on purchased options, futures contracts, swap contracts and written options	$(5,085,159)	$1,128,516	2,629
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(976,054)	(61,449)	3
Currency	Net realized gain (loss) forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(3,643,821)	2,329,056	928
Total		$(9,705,034)	$3,396,123	3,560

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2018.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2018, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate#
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.24%
Government Income	0.53	0.48	0.45	0.44	0.44	0.53	0.52
High Quality Floating Rate	0.31	0.28	0.27	0.26	0.25	0.33	0.31
Inflation Protected Securities	0.26	0.23	0.22	0.22	0.21	0.28	0.26
Short Duration Government	0.44	0.40	0.38	0.37	0.36	0.46	0.43
Short Duration Income	0.40	0.36	0.34	0.33	0.32	0.40	0.40
Short-Term Conservative Income	0.25	0.25	0.25	0.25	0.25	0.25	0.17	*

#	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	Effective October 31, 2017, the Investment Adviser agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.19% as an annual percentage rate of the Fund’s average daily net assets. This arrangement will remain in effect through at least November 30, 2018. Prior to October 31, 2017, the Investment Adviser agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.15% as an annual percentage rate of the Fund’s average daily net assets.

Prior to July 28, 2017, the contractual management fee rates for the Government Income Fund, High Quality Floating Rate Fund, Inflation Protected Securities Fund, and Short Duration Government Fund were as stated below.

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Government Income	0.54%	0.49%	0.47%	0.46%	0.45%
High Quality Floating Rate	0.40	0.36	0.34	0.33	0.32
Inflation Protected Securities	0.33	0.30	0.28	0.27	0.26
Short Duration Government	0.50	0.45	0.43	0.42	0.41

Certain Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the

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Notes to Financial Statements (continued)

March 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended March 31, 2018, the management fee waived by GSAM was for each Fund as follows:

Fund	Management Fee Waived
Enhanced Income	$38,936
Government Income	23,442
Inflation Protected Securities	13,205
Short Duration Government	50,116
Short Duration Income	10,324
Short-Term Conservative Income	24,473

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Services Shares of the Funds as set forth below.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*	Service Shares
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs has agreed to waive a portion of the distribution and service fees applicable to the Short Duration Government Fund’s and Short Duration Income Fund’s Class C Shares in an amount equal to 0.35% of the average daily net assets attributable to Class C Shares of the respective Funds. These arrangements will remain in place through July 28, 2018, for Short Duration Government and Short Duration Income Funds. Prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2018, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Enhanced Income	$64	N/A
Government Income	4,137	$56
High Quality Floating Rate	293	N/A
Inflation Protected Securities	684	—
Short Duration Government	1,538	—
Short Duration Income	274	—
Short-Term Conservative Income	—	N/A

D.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans to allow Administration, Preferred, Class C and Service Shares, as applicable, to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Administration, Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25%, 0.10%, 0.25% and 0.25% of the average daily net assets attributable to Administration, Preferred, Class C and Service Shares of the Funds, as applicable.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional, Administration, Preferred Shares and Service Shares. Prior to July 28, 2017, the transfer agent fee annual rates were as follows: 0.02% of the average daily net assets of Class R6 Shares for the following Funds: Enhanced Income Fund, Government Income Fund, High Quality Floating Rate Fund, Inflation Protected Securities Fund, Short Duration Government Fund, and Short Duration Income Fund.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Institutional, Administration and Preferred Shares and equal to 0.02% as an annual percentage rate of the average daily net assets of the Class R6 Shares of the Short-Term Conservative Income Fund. This arrangement will remain in effect through at least November 30, 2018, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, Short Duration Income and Short-Term Conservative Income Funds are

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Notes to Financial Statements (continued)

March 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

0.064%, 0.004%, 0.014%, 0.044%, 0.004%, 0.014% and 0.004%, respectively. These Other Expense limitations will remain in place through at least July 28, 2018 (November 30, 2018 with respect to the Short-Term Conservative Income Fund only), and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Class C Distribution & Service Fees	Transfer Agency Waivers/ Credits	Other Expense Reimbursements	Total Expense Reductions
Enhanced Income	$38,936	$—	$11	$54,182	$93,129
Government Income	35,174	—	61	469,818	505,053
High Quality Floating Rate	160,588	—	3	318,153	478,744
Inflation Protected Securities	88,441	—	29	217,111	305,581
Short Duration Government	242,269	83,683	43	562,887	888,882
Short Duration Income	10,324	3,276	5	487,081	500,686
Short-Term Conservative Income	810,804	—	308,452	358,035	1,477,291

G.  Line of Credit Facility — As of March 31, 2018, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2018, the Funds did not have any borrowings under the facility. The facility was decreased to $770,000,000 effective May 1, 2018.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2018 , Goldman Sachs earned $ 7,753, $ 10,068, $ 8,205, $ 28,988, $ 68,723, and $ 43,866, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, and Short Duration Income Funds respectively.

As of March 31, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class A, Class R Class R6 and Preferred Shares of the following Funds:

Fund	Class R	Class R6	Preferred
Enhanced Income	—%	100%	—%
High Quality Floating Rate	—	97	—
Short Duration Income	11	100	—
Short-Term Conservative Income	—	100	100

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended March 31, 2018:

Fund	Beginning Value as of March 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value March 31, 2018	Shares as of March 31, 2018	Dividend Income
Enhanced Income	$1,138	$558,513,288	$(552,824,557)	$5,689,869	5,689,869	$233,501
Government Income	6,774,554	160,692,712	(162,340,549)	5,126,717	5,126,717	146,010
Inflation Protected Securities	12,583,961	156,142,622	(130,653,379)	38,073,204	38,073,204	93,972
Short Duration Government	55,325	704,261,055	(704,265,609)	50,771	50,771	314,295
Short Duration Income	9,001	333,068,387	(318,084,535)	14,992,853	14,992,853	64,949
Short-Term Conservative Income	20,184,970	1,565,812,147	(1,585,988,911)	8,206	8,206	140,453

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2018, were:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Enhanced Income	$47,108,960	$208,118,412	$106,844,555	$248,970,977
Government Income	1,334,598,347	14,894,131	1,372,835,793	12,722,372
High Quality Floating Rate	299,410,928	332,971,108	182,508,772	153,000,930
Inflation Protected Securities	686,964,075	—	662,173,099	—
Short Duration Government	907,481,404	—	1,378,357,907	14,166,425
Short Duration Income	327,562,866	301,182,327	379,285,937	219,709,427
Short-Term Conservative Income	—	645,389,572	—	236,371,712

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2018, was as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Distribution paid from:
Ordinary income	$8,016,922	$6,510,919	$10,317,294	$6,187,564	$22,752,800	$12,019,912	$15,856,900
Net long-term capital gains	—	—	—	—	—	—	22,545
Total taxable distributions	$8,016,922	$6,510,919	$10,317,294	$6,187,564	$22,752,800	$12,019,912	$15,879,445
Tax return of capital	$—	$—	$—	$—	$—	$1,818,816	$—

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Notes to Financial Statements (continued)

March 31, 2018

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended March 31, 2017 was as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Distribution paid from:
Ordinary income	$6,104,828	$7,103,518	$3,991,500	$3,592,318	$25,138,733	$10,750,422	$649,597
Net long-term capital gains	—	—	—	—	—	—	1,564
Total taxable distributions	$6,104,828	$7,103,518	$3,991,500	$3,592,318	$25,138,733	$10,750,422	$651,161
Tax return of capital	$—	$—	$—	$—	$—	$32,688	$—

As of March 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Undistributed ordinary income — net	$730,494	$575,837	$175,067	$638,136	$1,601,609	$—	$40,746
Undistributed long-term capital gains	—	—	—	—	—	—	47,391
Total undistributed earnings	$730,494	$575,837	$175,067	$638,136	$1,601,609	$—	$88,137
Capital loss carryforwards(1)(2) (3):
Expiring 2019	(9,056,394)	—	(2,415,726)	—	—	—	—
Perpetual Short-Term	(2,626,021)	(312,549)	(3,696,918)	(217,687)	(18,291,152)	(3,963,586)	—
Perpetual Long-Term	(1,692,252)	(8,967,831)	(1,622,785)	(16,010,130)	(14,674,746)	(2,971,616)	—
Total capital loss carryforwards	$(13,374,667)	$(9,280,380)	$(7,735,429)	$(16,227,817)	$(32,965,898)	$(6,935,202)	$—
Timing differences (Income Distributions Payable, Qualified Late Year Loss Deferral/Post October Loss Deferral and Straddle Loss Deferrals)	$(13,128)	$(3,018,016)	$(88,014)	$(1,592,582)	$(2,031,013)	$(4,851,951)	$(46,257)
Unrealized gains (losses) — net	(2,778,893)	(1,638,967)	820,672	(1,364,085)	(9,451,447)	(4,593,891)	(715,433)
Total accumulated earnings (losses) net	$(15,436,194)	$(13,361,526)	$(6,827,704)	$(18,546,348)	$(42,846,749)	$(16,381,044)	$(673,553)

(1)	Expiration occurs on March 31 of the year indicated.
(2)	The Enhanced Income and High Quality Floating Rate Funds utilized $550,640, and $686,631, respectively, of capital losses in the current fiscal year.
(3)	The Enhanced Income and High Quality Floating Rate Funds had capital loss carryforwards of $1,658,767, and $21,924,176, respectively, which expired in the current fiscal year.

As of March 31, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Tax Cost	$468,666,274	349,357,567	749,306,702	368,971,040	999,070,169	580,501,146	$1,411,772,249
Gross unrealized gain	3,074,447	3,043,645	2,055,016	810,327	7,609,075	3,760,757	497,587
Gross unrealized loss	(5,853,340)	(4,682,612)	(1,234,344)	(2,174,412)	(17,060,522)	(8,354,648)	(1,213,020)
Net unrealized gains (losses)	$(2,778,893)	$(1,638,967)	$820,672	$(1,364,085)	$(9,451,447)	$(4,593,891)	$(715,433)

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7. TAX INFORMATION (continued)

The difference between GAAP basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts, net mark to market gains (losses) on foreign currency contracts, and differences in the tax treatment of swap transactions, premium amortization and the accretion of market discount.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from dividend redesignations, expired capital loss carryforwards, and differences in the tax treatment of swap transactions, paydown gains and losses, inflation protected securities, foreign currency transactions, premium amortization and the accretion of market discount.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Enhanced Income	$(1,658,767)	$1,702,659	$(43,892)
Government Income	—	(1,612,688)	1,612,688
High Quality Floating Rate	(21,924,176)	21,595,860	328,316
Inflation Protected Securities	—	2,323	(2,323)
Short Duration Government	—	(5,794,787)	5,794,787
Short Duration Income	116	369,098	(369,214)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

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Notes to Financial Statements (continued)

March 31, 2018

8. OTHER RISKS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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10. OTHER MATTERS

March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The amendments are effective for the Funds’ fiscal year ended March 31, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

	Enhanced Income Fund

	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	489,157	$4,614,385	1,857,539	$17,507,617
Reinvestment of distributions	28,689	270,596	30,009	282,967
Shares redeemed	(3,159,239)	(29,817,330)	(1,881,726)	(17,737,553)
	(2,641,393)	(24,932,349)	5,822	53,031
Institutional Shares
Shares sold	33,597,332	316,602,480	26,269,317	247,264,987
Reinvestment of distributions	799,506	7,530,440	600,804	5,658,892
Shares redeemed	(32,553,461)	(306,623,278)	(25,689,052)	(241,913,887)
	1,843,377	17,509,642	1,181,069	11,009,992
Administration Shares
Shares sold	1,497	14,150	1,409	13,317
Reinvestment of distributions	216	2,044	156	1,470
Shares redeemed	(1,428)	(13,505)	(31)	(292)
	285	2,689	1,534	14,495
Investor Shares(a)
Shares sold	474,434	4,466,950	164,095	1,544,944
Reinvestment of distributions	5,424	51,034	1,230	11,577
Shares redeemed	(147,374)	(1,387,189)	(18,125)	(170,657)
	332,484	3,130,795	147,200	1,385,864
Class R6 Shares
Reinvestment of distributions	17	157	13	122
	17	157	13	122
NET INCREASE (DECREASE)	(465,230)	$(4,289,066)	1,335,638	$12,463,504

(a)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.

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Notes to Financial Statements (continued)

March 31, 2018

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Government Income Fund

	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,386,127	$20,258,053	2,339,231	$34,861,561
Reinvestment of distributions	115,373	1,687,078	147,912	2,206,362
Shares redeemed	(3,164,037)	(46,280,904)	(3,927,352)	(58,319,497)
	(1,662,537)	(24,335,773)	(1,440,209)	(21,251,574)
Class C Shares
Shares sold	91,068	1,330,114	128,304	1,918,650
Reinvestment of distributions	3,528	51,596	5,134	76,594
Shares redeemed	(231,422)	(3,392,078)	(363,745)	(5,402,702)
	(136,826)	(2,010,368)	(230,307)	(3,407,458)
Institutional Shares
Shares sold	3,266,372	47,733,798	2,859,730	42,444,540
Reinvestment of distributions	161,101	2,350,300	145,993	2,173,070
Shares redeemed	(2,449,337)	(35,703,155)	(3,970,697)	(59,161,539)
	978,136	14,380,943	(964,974)	(14,543,929)
Service Shares
Shares sold	280,268	4,093,521	1,063,072	15,891,144
Reinvestment of distributions	41,439	604,373	49,547	736,597
Shares redeemed	(1,111,405)	(16,231,558)	(1,098,798)	(16,323,408)
	(789,698)	(11,533,664)	13,821	304,333
Investor Shares(a)
Shares sold	36,715	537,335	174,833	2,588,434
Reinvestment of distributions	5,292	77,400	6,455	96,202
Shares redeemed	(155,625)	(2,274,515)	(181,072)	(2,674,055)
	(113,618)	(1,659,780)	216	10,581
Class R Shares
Shares sold	404,250	5,871,495	415,366	6,180,039
Reinvestment of distributions	19,332	282,133	19,670	292,887
Shares redeemed	(358,011)	(5,222,795)	(440,427)	(6,574,699)
	65,571	930,833	(5,391)	(101,773)
Class R6 Shares
Shares sold	627,382	9,156,383	1,434,687	21,480,958
Reinvestment of distributions	5,806	84,614	2,564	37,884
Shares redeemed	(515,039)	(7,528,706)	(238,272)	(3,502,014)
	118,149	1,712,291	1,198,979	18,016,828
NET DECREASE	(1,540,823)	$(22,515,518)	(1,427,865)	$(20,972,992)

(a)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Quality Floating Rate Fund

	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	359,051	$3,132,862	490,063	$4,255,096
Reinvestment of distributions	14,079	122,858	8,740	75,835
Shares redeemed	(595,887)	(5,199,696)	(439,772)	(3,814,544)
	(222,757)	(1,943,976)	59,031	516,387
Institutional Shares
Shares sold	75,408,719	657,549,810	21,389,109	185,639,848
Reinvestment of distributions	1,157,436	10,095,995	444,341	3,853,445
Shares redeemed	(42,073,795)	(367,006,013)	(14,439,282)	(125,261,719)
	34,492,360	300,639,792	7,394,168	64,231,574
Service Shares
Shares sold	3,125	27,469	4,536	39,548
Reinvestment of distributions	154	1,349	259	2,261
Shares redeemed	(46,489)	(407,251)	(12,282)	(106,672)
	(43,210)	(378,433)	(7,487)	(64,863)
Investor Shares(a)
Shares sold	275,048	2,392,434	461,146	4,002,495
Reinvestment of distributions	1,664	14,473	678	5,870
Shares redeemed	(200,935)	(1,747,825)	(466,081)	(4,044,531)
	75,777	659,082	(4,257)	(36,166)
Class R6 Shares
Shares sold	32	277	—	—
Reinvestment of distributions	18	160	12	105
	50	437	12	105
NET INCREASE	34,302,220	$298,976,902	7,441,467	$64,647,037

(a)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.

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Notes to Financial Statements (continued)

March 31, 2018

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Inflation Protected Securities Fund

	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,068,409	$31,864,267	6,137,720	$64,356,868
Reinvestment of distributions	51,662	535,064	36,119	380,915
Shares redeemed	(3,404,416)	(35,240,610)	(2,422,621)	(25,249,121)
	(284,345)	(2,841,279)	3,751,218	39,488,662
Class C Shares
Shares sold	247,183	2,540,637	194,145	2,007,153
Reinvestment of distributions	4,993	51,008	3,883	40,607
Shares redeemed	(210,572)	(2,154,932)	(188,610)	(1,944,434)
	41,604	436,713	9,418	103,326
Institutional Shares
Shares sold	10,906,766	114,459,292	12,155,834	128,368,047
Reinvestment of distributions	291,314	3,052,083	163,111	1,734,872
Shares redeemed	(5,597,503)	(58,724,218)	(4,512,429)	(47,748,255)
	5,600,577	58,787,157	7,806,516	82,354,664
Investor Shares(a)
Shares sold	752,020	7,845,765	1,077,076	11,326,781
Reinvestment of distributions	23,247	242,201	10,811	114,254
Shares redeemed	(707,063)	(7,381,923)	(152,305)	(1,597,337)
	68,204	706,043	935,582	9,843,698
Class R Shares
Shares sold	1,199,310	12,420,142	1,264,559	13,253,493
Reinvestment of distributions	16,341	168,676	10,417	109,601
Shares redeemed	(1,186,259)	(12,267,344)	(510,408)	(5,315,894)
	29,392	321,474	764,568	8,047,200
Class R6 Shares
Shares sold	761,199	7,948,873	95,852	1,016,183
Reinvestment of distributions	3,300	34,520	429	4,547
Shares redeemed	(151,896)	(1,597,879)	(28,762)	(306,327)
	612,603	6,385,514	67,519	714,403
NET INCREASE	6,068,035	$63,795,622	13,334,821	$140,551,953

(a)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Government Fund

	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,032,554	$30,039,275	5,483,263	$55,000,242
Reinvestment of distributions	185,389	1,837,532	221,921	2,227,866
Shares redeemed	(8,290,521)	(82,173,783)	(9,045,563)	(90,708,076)
	(5,072,578)	(50,296,976)	(3,340,379)	(33,479,968)
Class C Shares
Shares sold	295,640	2,904,878	547,584	5,458,642
Reinvestment of distributions	27,299	268,590	28,591	285,188
Shares redeemed	(1,139,243)	(11,207,513)	(1,107,353)	(11,032,410)
	(816,304)	(8,034,045)	(531,178)	(5,288,580)
Institutional Shares
Shares sold	34,737,540	343,135,899	36,016,772	359,978,903
Reinvestment of distributions	1,858,810	18,352,479	1,924,227	19,255,534
Shares redeemed	(55,727,594)	(551,343,755)	(41,184,025)	(411,807,517)
	(19,131,244)	(189,855,377)	(3,243,026)	(32,573,080)
Service Shares
Shares sold	340,513	3,358,350	250,520	2,497,637
Reinvestment of distributions	31,511	310,710	32,302	322,839
Shares redeemed	(1,010,339)	(9,948,265)	(642,450)	(6,421,284)
	(638,315)	(6,279,205)	(359,628)	(3,600,808)
Investor Shares(a)
Shares sold	2,773,532	27,458,765	1,621,351	16,234,155
Reinvestment of distributions	53,595	530,767	31,377	315,054
Shares redeemed	(2,748,290)	(27,163,857)	(979,649)	(9,843,710)
	78,837	825,675	673,079	6,705,499
Class R6 Shares
Shares sold	94,310	928,775	2,145,703	21,476,675
Reinvestment of distributions	5,116	50,555	143,712	1,437,852
Shares redeemed	(7,295,032)	(72,651,844)	(2,234,523)	(22,322,205)
	(7,195,606)	(71,672,514)	54,892	592,322
NET DECREASE	(32,775,210)	$(325,312,442)	(6,746,240)	$(67,644,615)

(a)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.

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Notes to Financial Statements (continued)

March 31, 2018

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Income Fund

	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	953,735	$9,515,592	636,155	$6,378,842
Reinvestment of distributions	20,363	202,198	14,882	148,449
Shares redeemed	(1,315,639)	(13,049,353)	(424,568)	(4,243,009)
	(341,541)	(3,331,563)	226,469	2,284,282
Class C Shares
Shares sold	91,298	905,669	65,996	659,046
Reinvestment of distributions	1,455	14,394	1,461	14,584
Shares redeemed	(78,170)	(775,557)	(60,659)	(604,754)
	14,583	144,506	6,798	68,876
Institutional Shares
Shares sold	32,575,026	323,602,247	32,159,975	321,271,093
Reinvestment of distributions	1,366,431	13,556,693	1,058,544	10,584,047
Shares redeemed	(31,249,552)	(309,977,038)	(16,149,802)	(161,182,576)
	2,691,905	27,181,902	17,068,717	170,672,564
Investor Shares(a)
Shares sold	281,958	2,805,500	129,767	1,296,666
Reinvestment of distributions	4,031	39,945	1,780	17,768
Shares redeemed	(217,587)	(2,164,205)	(21,875)	(218,302)
	68,402	681,240	109,672	1,096,132
Class R Shares
Shares sold	8,849	87,379	705	7,034
Reinvestment of distributions	85	843	45	447
Shares redeemed	(2,476)	(24,457)	—	—
	6,458	63,765	750	7,481
Class R6 Shares
Reinvestment of distributions	24	234	22	219
	24	234	22	219
NET INCREASE	2,439,831	$24,740,084	17,412,428	$174,129,554

(a)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Term Conservative Income Fund

	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	78,843	$790,000	2,497	$25,000
Reinvestment of distributions	216	2,164	8	78
	79,059	792,164	2,505	25,078
Preferred Shares
Shares sold	—	—	2,498	25,005
Reinvestment of distributions	35	353	11	105
Shares redeemed	—	—	(1)	(5)
	35	353	2,508	25,105
Institutional Shares
Shares sold	225,732,885	2,261,829,769	30,537,052	305,812,237
Reinvestment of distributions	1,551,413	15,542,949	63,974	640,640
Shares redeemed	(111,897,746)	(1,121,169,548)	(5,590,179)	(55,974,235)
	115,386,552	1,156,203,170	25,010,847	250,478,642
Administration Shares
Shares sold	88,755	889,387	610,512	6,105,296
Reinvestment of distributions	1,119	11,211	480	4,798
Shares redeemed	—	—	(600,326)	(6,003,821)
	89,874	900,598	10,666	106,273
Class R6 Shares(a)
Shares sold	998	10,000	—	—
Reinvestment of distributions	5	53	—	—
	1,003	10,053	—	—
NET INCREASE	115,556,523	$1,157,906,338	25,026,526	$250,635,098

(a)	Commenced operations on November 30, 2017.

151

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the Goldman Sachs Enhanced Income Fund, the Goldman Sachs Government Income Fund, the Goldman Sachs High Quality Floating Rate Fund, the Goldman Sachs Inflation Protected Securities Fund, the Goldman Sachs Short Duration Government Fund, the Goldman Sachs Short Duration Income Fund, and the Goldman Sachs Short-Term Conservative Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Goldman Sachs Enhanced Income Fund, the Goldman Sachs Government Income Fund, the Goldman Sachs High Quality Floating Rate Fund, the Goldman Sachs Inflation Protected Securities Fund, the Goldman Sachs Short Duration Government Fund, the Goldman Sachs Short Duration Income Fund, and the Goldman Sachs Short-Term Conservative Income Fund (seven of the funds constituting the Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2018, the related statements of operations for the year ended March 31, 2018, the statements of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 30, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Fund Expenses — Six Month Period Ended March 31, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Administration, Preferred, Service, Investor, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, and Class R and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Administration, Preferred, Service, Investor, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 through March 31, 2018, which represents a period of 182 out of 365 days (121 out of 365 days for Class R6 Shares of the Short-Term Conservative Income Fund, which commenced operations on November 30, 2017). The Class R6 Shares example for hypothetical expenses (for the Short-Term Conservative Income Fund) reflects projected activity for the period from October 1, 2017 through March 31, 2018 for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				High Quality Floating Rate Fund				Inflation Protected Securities Fund
Share Class	Beginning Account Value 10/1/17	Ending Account Value 3/31/18		Expenses Paid for the 6 months ended 3/31/18*	Beginning Account Value 10/1/17	Ending Account Value 3/31/18		Expenses Paid for the 6 months ended 3/31/18*	Beginning Account Value 10/1/17	Ending Account Value 3/31/18		Expenses Paid for the 6 months ended 3/31/18*	Beginning Account Value 10/1/17	Ending Account Value 3/31/18		Expenses Paid for the 6 months ended 3/31/18*
Class A
Actual	$1,000.00	$1,003.10		$3.45	$1,000.00	$986.80		$4.51	$1,000.00	$1,006.80		$3.50	$1,000.00	$1,001.10		$3.39
Hypothetical 5% return	1,000.00	1,021.49	+	3.48	1,000.00	1,020.39	+	4.58	1,000.00	1,021.44	+	3.53	1,000.00	1,021.54	+	3.43
Preferred
Actual	—	—		—	—	—		—	—	—		—	—	—		—
Hypothetical 5% return	—	—		—	—	—		—	—	—		—	—	—		—
Class C
Actual	—	—		—	1,000.00	983.10		8.21	—	—		—	1,000.00	997.40		7.12
Hypothetical 5% return	—	—		—	1,000.00	1,016.65	+	8.35	—	—		—	1,000.00	1,017.80	+	7.19
Institutional
Actual	1,000.00	1,003.70		1.75	1,000.00	989.10		2.83	1,000.00	1,008.50		1.80	1,000.00	1,002.80		1.70
Hypothetical 5% return	1,000.00	1,023.19	+	1.77	1,000.00	1,022.09	+	2.87	1,000.00	1,023.14	+	1.82	1,000.00	1,023.24	+	1.72
Service
Actual	—	—		—	1,000.00	985.90		5.30	1,000.00	1,006.00		4.30	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,019.60	+	5.39	1,000.00	1,020.64	+	4.33	—	—		—
Investor
Actual	1,000.00	1,004.30		2.20	1,000.00	988.00		3.27	1,000.00	1,008.10		2.30	1,000.00	1,002.30		2.15
Hypothetical 5% return	1,000.00	1,022.74	+	2.22	1,000.00	1,021.64	+	3.33	1,000.00	1,022.64	+	2.32	1,000.00	1,022.79	+	2.17
Class R
Actual	—	—		—	1,000.00	986.20		5.74	—	—		—	1,000.00	999.70		4.64
Hypothetical 5% return	—	—		—	1,000.00	1,019.15	+	5.84	—	—		—	1,000.00	1,020.29	+	4.68
Administration
Actual	1,000.00	1,003.50		3.00	—	—		—	—	—		—	—	—		—
Hypothetical 5% return	1,000.00	1,021.94	+	3.02	—	—		—	—	—		—	—	—		—
Class R6
Actual	1,000.00	1,004.80		1.71	1,000.00	989.20		2.78	1,000.00	1,008.60		1.80	1,000.00	1,003.80		1.65
Hypothetical 5% return	1,000.00	1,023.22	+	1.73	1,000.00	1,022.14	+	2.82	1,000.00	1,023.14	+	1.82	1,000.00	1,023.29	+	1.66

153

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2018 (Unaudited) (continued)

	Short Duration Government Fund				Short Duration Income Fund				Short Term Conservative Income Fund
Share Class	Beginning Account Value 10/1/17	Ending Account Value 3/31/18		Expenses Paid for the 6 months ended 3/31/18*	Beginning Account Value 10/1/17	Ending Account Value 3/31/18		Expenses Paid for the 6 months ended 3/31/18*	Beginning Account Value 10/1/17	Ending Account Value 3/31/18		Expenses Paid for the 6 months ended 3/31/18*
Class A
Actual	$1,000.00	$994.80		$4.08	$1,000.00	$989.40		$3.92	$1,000.00	$1,005.30		$2.85
Hypothetical 5% return	1,000.00	1,020.84	+	4.13	1,000.00	1,020.99	+	3.98	1,000.00	1,022.09	+	2.87
Preferred
Actual	—	—		—	—	—		—	1,000.00	1,007.60		1.50
Hypothetical 5% return	—	—		—	—	—		—	1,000.00	1,023.44	+	1.51
Class C
Actual	1,000.00	993.80		6.06	1,000.00	989.40		5.90	—	—		—
Hypothetical 5% return	1,000.00	1,018.85	+	6.14	1,000.00	1,019.00	+	5.99	—	—		—
Institutional
Actual	1,000.00	996.50		2.39	1,000.00	992.10		2.23	1,000.00	1,007.10		1.00
Hypothetical 5% return	1,000.00	1,022.54	+	2.42	1,000.00	1,022.69	+	2.27	1,000.00	1,023.93	+	1.01
Service
Actual	1,000.00	995.00		4.87	—	—		—	—	—		—
Hypothetical 5% return	1,000.00	1,020.05	+	4.94	—	—		—	—	—		—
Investor
Actual	1,000.00	997.10		2.84	1,000.00	991.70		2.68	—	—		—
Hypothetical 5% return	1,000.00	1,022.09	+	2.87	1,000.00	1,022.24	+	2.72	—	—		—
Class R
Actual	—	—		—	1,000.00	989.20		5.16	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,019.75	+	5.24	—	—		—
Administration
Actual	—	—		—	—	—		—	1,000.00	1,005.80		2.25
Hypothetical 5% return	—	—		—	—	—		—	1,000.00	1,022.69	+	2.27
Class R6
Actual	1,000.00	997.50		2.34	1,000.00	992.00		2.23	1,000.00	1,004.30	^	0.79^
Hypothetical 5% return	1,000.00	1,022.59	+	2.37	1,000.00	1,022.69	+	2.27	1,000.00	1,015.79	+^	0.79^

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Preferred	Class C	Institutional	Service	Investor	Class R	Administration	Class R6
Enhanced Income	0.69%	—	—	0.35%	—	0.44%	—	0.60%	0.34%
Government Income	0.91	—	1.66%	0.57	1.07%	0.66	1.16%	—	0.56
High Quality Floating Rate	0.70	—	—	0.36	0.86	0.46	—	—	0.36
Inflation Protected Securities	0.68	—	1.43	0.34	—	0.43	0.93	—	0.33
Short Duration Government	0.82	—	1.22	0.48	0.98	0.57	—	—	0.47
Short Duration Income	0.79	—	1.19	0.45	—	0.54	1.04	—	0.45
Short-Term Conservative Income	0.57	0.30%	—	0.20	—	—	—	0.45	0.24	^

^	Class R6 Shares of the Short-Term Conservative Income Fund commenced operations on November 30, 2017.

154

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	2018 (Trustee since 2007)	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

155

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				148	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2018, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 21 portfolios (12 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

156

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

157

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Short Duration and Government Fixed Income Funds Tax Information (Unaudited)

Pursuant to Section 871(k) of the Internal Revenue Code, the Inflation Protected Securities Fund designates $6,187,564 as interest-related dividends paid during the year ended March 31, 2018.

Pursuant to Section 871(k) of the Internal Revenue Code, the Short-Term Conservative Income Fund designates $38,712, as short-term capital gain dividends paid during the fiscal year ended March 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, the Short-Term Conservative Income Fund designates $22,545 or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended March 31, 2018.

158

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of March 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[9]
∎	International Equity ESG Fund[10]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[11]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[10]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[11]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and

Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2018 Goldman Sachs. All rights reserved. 130044-TMPL-05/2018-760214/SDFIAR-18/20K

Goldman Sachs Funds

Annual Report	March 31, 2018

Single Sector Fixed Income Funds
Emerging Markets Debt
High Yield
High Yield Floating Rate
Investment Grade Credit
Local Emerging Markets Debt
Total Emerging Markets Income*
U.S. Mortgages

*Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.

Goldman Sachs Single Sector Fixed Income Funds

∎	EMERGING MARKETS DEBT

∎	HIGH YIELD

∎	HIGH YIELD FLOATING RATE

∎	INVESTMENT GRADE CREDIT

∎	LOCAL EMERGING MARKETS DEBT

∎	TOTAL EMERGING MARKETS INCOME

∎	U.S. MORTGAGES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

∎	Assess relative value among securities and sectors

∎	Leverage the vast resources of GSAM in selecting securities for each portfolio

∎	Team approach to decision making

∎	Manage risk by avoiding significant sector and interest rate bets

∎	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

∎	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

∎	Capitalize on GSAM’s industry-renowned credit research capabilities

∎	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

1

MARKET REVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

During the 12 months ended March 31, 2018 (the “Reporting Period”), the performance of the global fixed income markets was driven primarily by improving economic growth around the world, geopolitical events and shifting investor expectations about central bank monetary policy.

When the Reporting Period began with the second quarter of 2017, spread, or non-government bond, sectors generally recorded positive returns. Political developments led to temporary bouts of volatility early in the quarter, driving weakness in Brazilian, U.S. and U.K. fixed income assets as well as a credit rating downgrade of South Africa’s sovereign debt. Political risks receded in May 2017 on the centrist candidate’s victory in the French presidential election, which was supportive of French and European peripheral bonds broadly. On the economic front, U.S. core inflation weakened for the third consecutive month in May 2017, casting uncertainty over the pace of Federal Reserve (“Fed”) monetary tightening. Nonetheless, comments included in minutes from the Fed’s May and June 2017 policy meetings suggested an announcement about how and when the Fed would begin reducing the size of its balance sheet would be made sooner than the markets had previously anticipated. In Europe, economic data continued to surprise to the upside. At its June 2017 policy meeting, the European Central Bank (“ECB”) provided an optimistic assessment of the risks to growth but revised downward its medium-term inflation forecasts. The ECB, Bank of Japan (“BoJ”) and Bank of England (“BoE”) left their respective monetary policies unchanged during the second calendar quarter, while at its June 2017 policy meeting, the Fed raised interest rates for the second time in 2017 and the fourth time since the 2007-2009 global financial crisis. As the quarter came to an end, a string of comments from global central bankers triggered a hawkish market reaction. (Hawkish suggests higher interest rates; opposite of dovish.) Global interest rates rose as the market anticipated a steeper pace of monetary policy tightening by the BoE, ECB and Bank of Canada (“BoC”). During the second quarter of 2017, the U.S. dollar weakened versus many global currencies.

During the third quarter of 2017, spread sectors broadly advanced. The Fed kept its monetary policy unchanged but unveiled its plans for balance sheet normalization. (Balance sheet normalization refers to the steps the Fed will take to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.) This prompted a hawkish market reaction, with the U.S. dollar appreciating and yields on U.S. government bonds rising. However, the U.S. Treasury yield curve, or spectrum of maturities, only steepened modestly due to geopolitical uncertainty, mixed U.S. economic data (including weak inflation readings) and because balance sheet normalization had been communicated by policymakers earlier in the calendar year. (A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens.) The central banks of other developed countries also set the stage for less accommodative monetary policy. The BoE noted “a majority” of its policymakers were in favor of tightening policy “over the coming months,” while the BoC surprised the markets with two consecutive rate hikes. The market’s expectations for a BoE rate hike in November 2017, along with a constructive tone for Brexit negotiations, also drove the British pound higher versus the U.S. dollar. (Brexit refers to the U.K.’s efforts to exit the European Union.) Overall, the U.S. dollar continued to weaken relative to many global currencies during the third calendar quarter.

During the fourth calendar quarter, spread sector performance was largely positive, supported by ongoing strength in the global macro environment and contained market, macro and

2

MARKET REVIEW

political volatility. Passage of U.S. tax reform legislation and solid corporate earnings were particularly supportive of U.S. corporate credit. In October 2017, the ECB announced it would reduce its monthly asset purchases from €60 billion to €30 billion for nine months beginning in January 2018, mainly by purchasing fewer sovereign government bonds. The ECB also said its policy rates would remain low for “an extended period of time, and well past the horizon of the net asset purchases.” During the same month, the BoE reversed an emergency interest rate cut, made in August 2016 following the Brexit referendum, and signaled that future monetary policy tightening would be limited, gradual and dependent on the economic reaction to the U.K.’s eventual departure from the European Union. In December 2017, the Fed delivered its third short-term interest rate hike of 2017. The Fed’s dot plot, which shows rate projections of the members of the Fed’s Open Market Committee, indicated that three interest rate increases may be on tap for 2018 and potentially two more in 2019. The U.S. dollar weakened further versus many global currencies during the fourth quarter of 2017.

Spread sectors were challenged during the first quarter of 2018, as market volatility surged. Among the catalysts were firmer than consensus expected U.S. wage and price inflation data at the beginning of February, equity market declines and rising concerns about trade tensions in March. The Fed raised short-term interest rates at its March policy meeting and left unchanged its projection for a total of three rate hikes during 2018. Beyond the U.S., monetary policy action was muted in the developed markets during the first calendar quarter, though policymakers in Europe and Japan sounded mildly dovish and those in Norway appeared more hawkish. Economic activity data was strong across the world, with positive growth reported in both emerging markets and developed markets countries, though the pace of above-trend growth moderated somewhat. During the first quarter of 2018, the U.S. dollar weakened slightly versus many global currencies.

For the Reporting Period as a whole, spread sectors outperformed U.S. Treasury securities, led by sovereign emerging markets debt, high yield corporate bonds and investment grade corporate bonds. Commercial mortgage-backed securities, agency securities, asset-backed securities and mortgage-backed securities also outperformed U.S. Treasuries, albeit to a lesser extent. The U.S. Treasury yield curve flattened slightly during the Reporting Period, as yields on shorter- and intermediate-term maturities rose more than yields on most longer-term maturities. The yield on the bellwether 10-year U.S. Treasury rose approximately 35 basis points to end the Reporting Period at 2.74%. Meanwhile, yields on 30-year U.S. Treasury securities edged down approximately five basis points. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows. A basis point is 1/100th of one percent.)

Looking Ahead

At the end of the Reporting Period, we expected global economic growth to remain strong, though we believed it would continue at a more moderate pace in the near term than during the Reporting Period. In our view, numerous factors were driving the ongoing global economic expansion, including household consumption, business capital expenditures, industrial production and trade.

Regarding the U.S., the tax reform legislation passed by Congress during December 2017 and the subsequent enactment of a budget agreement that would increase the caps on federal spending during 2018 and 2019 is likely to improve U.S. economic growth, in our opinion. We think the added boost to an already healthy U.S. economy may lower recession risk in the near term. That said, we believe the fiscal expansion will likely limit the potential

3

MARKET REVIEW

effectiveness of future fiscal policy, possibly increasing recession risks in the longer term. As for inflation, we think that tightness in the labor market and broader capacity constraints may well lead to firmer wage and price inflation, though we expect a gradual normalization rather than an acceleration in price increases. Upside inflation surprises, we believe, could spark more frequent bouts of financial market volatility. In Europe and Japan, we expect economic growth to benefit from the momentum generated during 2017 as well as from continued accommodative monetary policy from the ECB and BoJ, respectively. In the emerging markets, tail risk from China has declined, in our view, as the country’s financial deleveraging progress continues, while its economic growth continues to shift toward consumption and services. (Tail risk is a form of portfolio risk that arises when the possibility that an investment will move more than three standard deviations from the mean is greater than what is shown by a normal distribution. Tail risks include events that have a small probability of occurring and occur at the ends of a normal distribution curve.) Elsewhere in the emerging markets, we expect economic growth to be supported by countries recovering from oil shock-induced recessions or benefiting from global economic growth and trade.

Regarding central bank policy, we believe the Fed will likely raise short-term interest rates further in 2018. In our opinion, the ECB is likely to conclude its quantitative easing program by calendar year end. We expect the BoJ to remain on hold in the near term, while modest monetary policy tightening is likely in many other developed markets countries during the next 12 months, in our view.

With regard to U.S. trade policy, we considered its impact on the global economy to be limited at the end of the Reporting Period. In our view, strong protectionist rhetoric has been diluted to relatively restrained, well-orchestrated and targeted actions thus far, and so we see limited near-term macro or market impact. The balance of risks around our optimistic economic growth and benign trade outlook would shift if the scope and magnitude of tariffs were to broaden across countries and sectors, or if the U.S. encountered greater retaliation from China and other affected countries. In this scenario, we believe the macro costs would likely include higher inflation and interest rates as well as slower global economic growth.

4

FUND RESULTS

Goldman Sachs Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor and Class R6 Shares generated average annual total returns, without sales charges, of 3.75%, 3.07%, 4.18%, 4.09% and 4.20%, respectively. These returns compare to the 4.30% average annual total return of the Fund’s benchmark, the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	Emerging markets debt overall was influenced most during the Reporting Period by improving global economic growth, investors’ expectations about central bank monetary policy, a softer U.S. dollar and geopolitical events.

External emerging markets debt, as represented by the Index, returned 4.30%. Sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) tightened by approximately seven basis points and closed the Reporting Period 303 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The top performing emerging external debt markets in the Index (in U.S. dollar terms1) were Ghana (+20.13%), Mozambique (+18.70%) and El Salvador (+17.91%). The worst performing countries were Venezuela (-25.87%), Oman (-1.99%) and Bolivia (-0.70%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, sector positioning within external emerging markets debt detracted from the Fund’s performance versus the Index. In addition, the Fund was hampered by issue selection among emerging markets corporate debt/quasi-sovereign bonds.

However, the Fund benefited from our active currency management (which is accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). The Fund’s U.S. duration positioning strategy also contributed positively. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.)

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	The Fund was hurt during the Reporting Period by its short position in the euro (accomplished through the use of forward foreign currency exchange contracts), through which we funded long positions in various other currencies. The euro strengthened amid strong economic activity and the European Central Bank’s planned tapering of its quantitative easing measures. The Fund was also hindered by an underweight compared to the Index in Chinese external bonds (accomplished via credit default swaps). We implemented the underweight to hedge against any sharp downturn in China’s business cycle, which could be a headwind for the emerging markets overall. Additionally, an overweight in the quasi-sovereign bonds of state-owned oil and natural gas company Petroleos de Venezuela, S.A. (“PDVSA”) detracted from relative performance. The Fund was overweight PDVSA because we think the company offers significant long-term value. An underweight position overall in sovereign emerging markets debt was also a drag on the Fund’s results.

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

5

FUND RESULTS

On the positive side, the Fund was helped by long positions in the Czech Republic koruna and Polish zloty (implemented through the use of forward foreign currency exchange contracts). The Fund has long exposure to Central Eastern European currencies as we think economic activity is improving in Europe, which should support Eastern European economies through trade linkages. An overweight relative to the Index in Ecuador’s external bonds also bolstered Fund performance. We were positive on Ecuador external debt because the government has cut expenditures and is planning tax reforms. In addition, we believe Ecuador’s fiscal balance has improved though not yet enough to stabilize its debt levels.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s U.S. duration positioning strategy added to its performance. More specifically, the Fund benefited from its short duration position on the U.S. Treasury yield curve, as yields generally rose during the Reporting Period. The Fund’s U.S. yield curve positioning did not have a meaningful impact on relative performance during the Reporting Period. (Yield curve indicates a spectrum of maturities.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, credit default swaps, structured notes, and reverse repurchase agreements. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Credit default swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Reverse repurchase agreements were used to manage the Fund’s cash balances. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the use of foreign forward currency exchange contracts detracted from the Fund’s performance. More specifically, our use of forward foreign currency exchange contracts to take short positions in the euro and Argentinian peso had a negative impact on returns. This was offset somewhat by the use of forward foreign currency exchange contracts to assume long positions in the Czech Republic koruna, Polish zloty and South African rand, which contributed positively. The Fund’s use of interest rate swaps to express our views on Polish local interest rates had a negative impact on returns, while its use of interest rate swaps to gain exposure to Argentinian local interest rates had a positive impact on returns. Overall, the use of interest rates swaps detracted from the Fund’s performance. In addition, we utilized credit default swaps to gain exposure to Chinese external debt, which detracted from the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s overweights relative to the Index in United Arab Emirates (“UAE”) and Turkish external bonds. In our view, the UAE has a low level of debt to Gross Domestic Product (“GDP”) of approximately 16.4%. Although we think the country will need to reduce its budget deficit, its sovereign debt should be able to gradually adjust, in our opinion, because of low debt levels and strong liquidity. In addition, improved oil prices have added to the UAE’s current account surplus. Regarding Turkey, we consider its fiscal position to be strong, despite the implementation of quasi-fiscal stimulus measures through a bank loan guarantee program. From our perspective, the Turkish government believes that fiscal policy should be tightened in order to keep inflation below 10%. However, if economic growth drops below 4.5% or unemployment increases, the government is likely to implement fiscal stimulus, in our view. We believe the biggest risk for Turkey is its widening current account deficit, especially as that deficit has been led by consumption rather than investment.

Also, during the Reporting Period, we shifted the Fund from an overweight to an underweight in Colombian local interest rates, largely because of political risks. The leader of the Polo Democratico political party, who has been doing well in polls, is viewed by the market as a radical leftist. Meanwhile, the current government has kept expenditures contained and has been reducing the country’s deficit. Despite these respectable fundamentals, we thought it was prudent to eliminate the Fund’s exposure. In addition, Colombia has

6

FUND RESULTS

long-term fiscal issues such as pension and health care expenditures that need to be addressed. Finally, we decreased the size of the Fund’s underweight compared to the Index in Chinese external bonds during the Reporting Period. In our opinion, China’s pace of economic deceleration appears to have moderated, its GDP growth has met market expectations, and the People’s Bank of China is focusing on deleveraging and containing debt growth. The Fund maintains an underweight in Chinese external bonds because we remain mindful of the impact of a sharp downturn in the Chinese business cycle.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in Indonesian, Dominican Republic and Bulgarian external bonds. It was underweight the external bonds of China, the Philippines and Uruguay. The Fund held overweight positions in Brazilian, South African and Argentinian local interest rates. In terms of currencies, the Fund had long positions in the Czech Republic koruna, Polish zloty and Mexican peso. It had short positions in the U.S. dollar, Hong Kong dollar and Taiwanese dollar at the end of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed the economic frameworks of emerging markets countries overall were more resilient than they had been in the recent past. Importantly, monetary and fiscal policymakers are in a stronger position to respond to future shocks, in our view, through the implementation of counter-cyclical measures, such as interest rate cuts or increased fiscal spending. On the individual country level, we remained watchful at the end of the Reporting Period for signs that specific emerging markets stories might unravel. We believe China has the greatest potential to cause systemic issues given how its economic growth tends to affect trade channels and commodity prices.

Overall, we favor countries with prudent fiscal management (e.g., where currencies have adjusted for lower oil prices) and/or idiosyncratic opportunities where valuations offer a strong potential risk/reward profile, in our view. On a regional basis, we see more opportunities in Latin America than elsewhere, while we expect returns in Asia to lag, largely because of stretched valuations and concerns about potential deleveraging in China that may result in slower than anticipated economic growth across the region. We believe the busy election calendar in 2018 should also present the Fund with opportunities to outperform, given our focus on relative value country selection.

At the end of the Reporting Period, we continued to have a constructive view on Indonesia, which could benefit, in our view, from fiscal improvements due to a reduction in a fuel subsidy. The country has a modest debt to GDP ratio of 27%, and approximately 40% of its outstanding debt is denominated in foreign currency and is long-term debt. We believe this helps to minimize refinancing risk. We also have a favorable view on Argentina and consider the current political backdrop there as conducive for business-friendly reforms. In addition, we think that recent pension reform and a fiscal pact with local provinces have increased the Argentinian government’s ability to comply with fiscal targets in the long term. Elsewhere, at the end of the Reporting Period, we were cautious on Poland, where the Fund held an underweight position based on valuations and because we see potential for fiscal slippage. (Fiscal slippage means that a government’s planned annual budget does not match actual spending because of something that effects the tax dollars collected.) Additionally, we plan to maintain the Fund’s underweight positions compared to the Index in several small Asian economies, such as the Philippines where the current account has deteriorated over the last couple of years, making it more vulnerable, in our view, to the whims of international capital flows. In terms of local emerging markets debt, the Fund was overweight South Africa and Peru at the end of the Reporting Period. In our opinion, South Africa’s macro fundamentals have improved in recent years, with the country’s current account deficit narrowing from 6% of GDP to 2.3% and its fiscal deficit falling from 2.5% of GDP to less than 1%. South Africa’s political environment has also improved, in our opinion. We favor Peru because we expect monetary policy easing, which should help support the country’s economy, and because of what we see as improvements in its trade balance.

7

FUND BASICS

Emerging Markets Debt Fund

as of March 31, 2018

PERFORMANCE REVIEW
April 1, 2017– March 31, 2018	Fund Total Return (based on NAV)[1]	J.P. Morgan EMBISM Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	3.75%	4.30%	4.07%	4.01%
Class C	3.07	4.30	3.51	3.45
Institutional	4.18	4.30	4.60	4.54
Investor	4.09	4.30	4.51	4.45
Class R6	4.20	4.30	4.61	4.55

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.92%	2.93%	6.29%	8.06%	8/29/03
Class C	2.04	3.14	6.01	6.00	9/29/06
Institutional	4.18	4.26	7.15	8.79	8/29/03
Investor	4.09	4.17	N/A	6.06	7/30/10
Class R6	4.20	N/A	N/A	6.65	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.20%	1.24%
Class C	1.95	1.99
Institutional	0.86	0.90
Investor	0.95	0.99
Class R6	0.85	0.89

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least November 30, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

9

FUND BASICS

TOP TEN COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/18	as of 3/31/17
Indonesia	9.1%	10.0%
Argentina	8.0	6.0
Turkey	6.6	5.5
South Africa	5.4	2.4
Mexico	4.8	6.8
Ecuador	4.2	2.8
Dominican Republic	4.2	4.5
United States	3.0	4.6
Venezuela	3.0	1.8
United Arab Emirates	2.9	1.3
Other	42.1	47.9

[6]	The percentage shown for each country reflects the value of investments in that country as a percentage of net assets. The table does not include investments in other investment companies of 1.8% as of 3/31/18 and 0.4% as of 3/31/17. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

10

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2018

The following graph shows the value, as of March 31, 2018, of a $1,000,000 investment made on April 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan EMBISM Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Emerging Markets Debt Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2008 through March 31, 2018.

Average Annual Total Return through March 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 29, 2003)
Excluding sales charges	3.75%	3.89%	6.78%	8.40%
Including sales charges	-0.92%	2.93%	6.29%	8.06%

Class C (Commenced September 29, 2006)
Excluding contingent deferred sales charges	3.07%	3.14%	6.01%	6.00%
Including contingent deferred sales charges	2.04%	3.14%	6.01%	6.00%

Institutional (Commenced August 29, 2003)	4.18%	4.26%	7.15%	8.79%

Investor (Commenced July 30, 2010)	4.09%	4.17%	N/A	6.06%

Class R6 (Commenced July 31, 2015)	4.20%	N/A	N/A	6.65%

11

FUND RESULTS

Goldman Sachs High Yield Fund

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 1.37%, 0.64%, 1.72%, 1.20%, 1.65%, 1.13% and 1.74%, respectively. These returns compare to the 3.78% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield corporate bond market as a whole during the Reporting Period?

A	During the second quarter of 2017, when the Reporting Period began, high yield corporate bonds generated positive returns, with reports of strong first calendar quarter corporate earnings and light primary market issuance supporting the asset class during April and May 2017. In June, a decline in commodity prices and increased interest rate volatility weighed on investor sentiment. During the third quarter of 2017, high yield corporate bonds produced additional gains. A sharp climb in crude oil prices and a strong earnings season led to price appreciation during July 2017, while a positive macro environment and optimism about the Republican leadership’s proposal for U.S. tax reform lifted high yield corporate bond prices in September. Performance in August 2017 was relatively flat. In the fourth quarter of 2017, high yield corporate bonds delivered strong performance, with returns in October and December outweighing November weakness that was centered in the telecommunications and cable segments. In the first quarter of 2018, high yield corporate bonds generated slightly negative returns, posting the sector’s worst quarter since 2015. Volatility across the financial markets, slightly softer global economic growth, steep losses among information technology stocks and escalating trade tensions between the U.S. and China dampened investor risk sentiment.

For the Reporting Period overall, the high yield corporate bond market recorded a positive return, with lower quality C-rated and D-rated credits generally outperforming higher quality B-rated credits. Option adjusted spreads narrowed approximately 29 basis points, ending the Reporting Period at 354 basis points. (The option adjusted spread is a measurement tool for evaluating price differences between similar products with different embedded options. A basis point is 1/100th of a percentage point.) High yield corporate bonds underperformed high yield loans, as represented by the Credit Suisse Leveraged Loan Index.

In terms of issuance, approximately $328 billion of new high yield corporate bonds were priced during calendar year 2017 and approximately $73 billion were priced during the first quarter of 2018. Refinancing was the primary use of the proceed during both time periods. With regard to demand, high yield corporate bond mutual funds experienced approximately $20 billion of investment outflows during calendar year 2017. In the first quarter of 2018, approximately $13 billion of investment inflows came into high yield corporate bond mutual funds.[1]

The default rate for high yield corporate bonds rose during the Reporting Period, though it remained below the historical average. The 12-month par-weighted default high yield corporate bond rate through March 31, 2018 was 2.21%.[2]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by its sector positioning and our individual issue selection. Duration and

[1]	Source: J.P. Morgan, Bloomberg, Lipper FMI.

[2]	Source: J.P. Morgan.

12

FUND RESULTS

yield curve positioning also detracted modestly from relative performance. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.) In addition, the Fund’s higher credit quality positioning relative to the Index weighed on results.

Q	Which segments within high yield most significantly affected Fund performance?

A	Within its sector positioning, the Fund was hampered during the Reporting Period by overweights compared to the Index in telecommunications (cellular and non-cellular), media (cable and satellite TV) and energy. This was offset somewhat by underweight positions in retailing (food and drug as well as apparel) and consumer products along with an overweight in metals and mining. Exposure to high yield loans also dampened Fund performance. Cash holdings and modestly short market beta positioning (that is, the Fund’s broad underweight relative to the Index in riskier securities; opposite of long market beta positioning) further hindered relative returns, as high yield corporate bonds posted gains during the Reporting Period.

From an individual issue selection perspective, overweight positions in U.S. energy companies Chaparral Energy, Whiting Petroleum and Berry Petroleum detracted from relative performance. An overweight in Wind Tre, an Italian telecommunications company, also hurt results. Conversely, the Fund was helped by overweight positions in Italy-based Telecom Italia, U.S.-based Frontier Communications and Jamaica-based Digicel — all telecommunications companies. Additionally, an overweight in Canada-based Valeant Pharmaceuticals contributed positively.

The Fund’s higher credit quality bias detracted from its relative returns during the Reporting Period. More specifically, the Fund was hindered by its underweight in CCC- rated credits as well as by select holdings of B-rated credits. These results were offset somewhat by an underweight position in B-rated credits, which added value.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s overall duration and yield curve positioning detracted slightly from relative performance. In particular, the Fund’s short duration position compared to that of the Index was a modest drag on results. The Fund’s duration strategy is primarily implemented via interest rate swaps and/or futures.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign exchange currency contracts during the Reporting Period. Additionally, a specialized index of credit default swaps (“CDX”) was used to manage the beta of the Fund on an active basis. It was also used as a cost-efficient instrument to help manage the Fund’s cash position. We employ CDX contracts as a way to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows. The Fund used U.S. Treasury futures and Eurodollar futures to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Derivatives may be used in combination with cash securities to implement our views in the Fund. Overall, the use of derivatives had a negative impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We shifted the Fund from long market beta positioning to modestly short market beta positioning and then moved it to modestly long market beta positioning by the end of the Reporting Period. From a segment perspective, we changed the Fund’s overweight positions relative to the Index in non-cellular telecommunications and non-cable media to neutral positions. We reduced the Fund’s energy holdings and, based on our evaluation of potential risks, took a neutral position in the segment. Also, during the Reporting Period, we shifted the Fund from underweight positions compared to the Index in electric utilities and commercial services to neutral positions. We moved the Fund from neutral positions in finance and packaging to underweight positions. In addition, we increased the Fund’s allocations to gaming and lodging and cable and satellite TV so that it held overweight positions in those segments at the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight relative to the Index in the telecommunications sector broadly. In our view, the Fund’s investments in telecommunications have robust fundamentals and are likely

13

FUND RESULTS

to be supported by a number of sector-specific trends, including growing bandwidth/data demand and the increasing number of connected devices. In addition, we maintained a Fund underweight in the consumer non-cyclical sector at the end of the Reporting Period. Within the sector, the Fund was underweight consumer products because of what we consider poor relative valuations, and it was underweight supermarkets because of the increasing threat of online and big box retailers. In the consumer cyclicals sector, the Fund’s positioning reflected a meaningful underweight in retail and apparel, which we view as structurally challenged, as well as an overweight in gaming and lodging, which has continued to benefit, in our opinion, from growing U.S. consumer spending on leisure-related experiences. The Fund was also modestly overweight leisure and restaurants based on changing U.S. consumer habits. It was underweight packaging due to what we consider high levels of debt and the number of lower quality issuers in the sector. In addition, the Fund’s positions in oilfield services and pipelines had increased by the end of the Reporting Period, though it maintained a rather neutral position in the energy sector overall.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we had a positive outlook on high yield corporate bonds, as we believe they are underpinned by strong corporate fundamentals and a supportive macro backdrop. Accordingly, we maintained the Fund’s modestly long market beta positioning. Overall, we believe that global economic growth, solid corporate earnings growth and favorable lending conditions are supportive of the low default environment, resilience in high yield credit spreads (or yield differentials versus duration-equivalent U.S. Treasury securities) and a further lengthening of the U.S. economic and credit cycles. Furthermore, tax reform should serve as a tailwind if it leads, as we expect, to improved cash flow for high yield corporate bond issuers. In our opinion, the breadth of global economic growth suggests that positive economic data may continue into 2019 and possibly beyond. We believe the risk to this outlook is persistent equity market volatility, which is historically a headwind for high yield credit spreads. Additionally, a rapid rise in interest rates could lead to spread widening and decreased demand for risk assets. At the end of the Reporting Period, we believed meaningful overweights and underweights on both an industry and single-name basis as well as individual security selection — rather than risk exposure — were key to potentially outperforming the Index in the near term. In terms of individual issue selection, we favored companies with improving credit quality, industry leadership positions and demonstrated ability to grow revenues and manage margins.

14

FUND BASICS

High Yield Fund

as of March 31, 2018

PERFORMANCE REVIEW
April 1, 2017– March 31, 2018	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.37%	3.78%	4.60%	4.60%
Class C	0.64	3.78	4.06	4.06
Institutional	1.72	3.78	5.13	5.17
Service	1.20	3.78	4.63	4.66
Investor	1.65	3.78	5.07	5.07
Class R	1.13	3.78	4.57	4.57
Class R6	1.74	3.78	5.14	5.18

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.19%	2.54%	5.93%	5.84%	8/1/97
Class C	-0.37	2.70	5.64	5.31	8/15/97
Institutional	1.72	3.82	6.78	6.45	8/1/97
Service	1.20	3.30	6.26	5.92	8/1/97
Investor	1.65	3.73	6.71	6.02	11/30/07
Class R	1.13	3.20	6.15	5.47	11/30/07
Class R6	1.74	N/A	N/A	4.00	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.05%	1.08%
Class C	1.80	1.83
Institutional	0.74	0.74
Service	1.24	1.24
Investor	0.80	0.83
Class R	1.30	1.33
Class R6	0.73	0.73

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least November 30, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

16

FUND BASICS

TOP TEN ISSUERS AS OF 3/31/18[6]
Company	% of Net Assets	Line of Business
HCA, Inc. (BBB-/Ba1)	1.0%	Healthcare Providers & Services
Sprint Corp. (B/B3)	1.0	Telecommunication Services
Wind Tre SpA (BB-/B1)	0.9	Telecommunication Services
MGM Resorts International (BB-/Ba3)	0.9	Lodging
Sprint Corp. (B/B3)	0.8	Telecommunication Services
Netflix, Inc. (B+/B1)	0.8	Internet
Altice US Finance I Corp. (BB/Ba3)	0.7	Media
Telecom Italia Capital SA (BB+/Ba1)	0.7	Telecommunication Services
Sirius XM Radio, Inc. (BB/Ba3)	0.7	Media
Altice Financing SA (BB-/B1)	0.7	Media

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

TOP TEN INDUSTRY ALLOCATION[7]
	Percentage of Net Assets
	as of 3/31/18	as of 3/31/17
Telecommunication Services	11.8%	14.1%
Media	10.4	9.9
Oil Field Services	7.9	0.2
Healthcare Providers & Services	4.9	8.6
Pipelines	4.3	0.5
Banks	2.8	5.2
Mining	2.8	4.2
Chemicals	2.8	2.0
Electrical	2.6	0.0
Real Estate Investment Trust	2.6	0.3
Other	43.7	51.9

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investment companies of 2.3% as of 3/31/18 and 2.4% as of 3/31/17. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

17

GOLDMAN SACHS HIGH YIELD FUND

Performance Summary

March 31, 2018

The following graph shows the value, as of March 31, 2018, of a $1,000,000 investment made on April 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class R, and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Yield Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2008 through March 31, 2018.

Average Annual Total Return through March 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 1, 1997)
Excluding sales charges	1.37%	3.49%	6.43%	6.07%
Including sales charges	-3.19%	2.54%	5.93%	5.84%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	0.64%	2.70%	5.64%	5.31%
Including contingent deferred sales charges	-0.37%	2.70%	5.64%	5.31%

Institutional (Commenced August 1, 1997)	1.72%	3.82%	6.78%	6.45%

Service (Commenced August 1, 1997)	1.20%	3.30%	6.26%	5.92%

Investor (Commenced November 30, 2007)	1.65%	3.73%	6.71%	6.02%

Class R (Commenced November 30, 2007)	1.13%	3.20%	6.15%	5.47%

Class R6 (Commenced July 31, 2015)	1.74%	N/A	N/A	4.00%

18

FUND RESULTS

Goldman Sachs High Yield Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor and Class R Shares generated average annual total returns, without sales charges, of 3.00%, 2.23%, 3.45%, 3.36% and 2.74%, respectively. These returns compare to the 4.64% average annual total return of the Credit Suisse Leveraged Loan Index (the “Index”) during the same time period.

During the period since their inception on November 30, 2017 through March 31, 2018, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of 1.17% compared to the 1.97% cumulative total return of the Index.

Q	What economic and market factors most influenced the high yield floating rate loan market as a whole during the Reporting Period?

A	The high yield loan market advanced during the second quarter of 2017 when the Reporting Period began. Reports of strong first calendar quarter corporate earnings and light primary market issuance supported the asset class during April and May 2017. In June, a decline in commodity prices and a pickup in interest rate volatility dampened investor sentiment. During the third quarter of 2017, high yield loans extended their gains. A sharp climb in crude oil prices and a strong earnings season drove price appreciation in July 2017, while a positive macro environment and optimism about the Republican leadership’s proposal for U.S. tax reform underpinned high yield loan prices during September. Performance in August 2017 was relatively flat. In the fourth calendar quarter, high yield loans generated a positive return. The asset class performed well in October in spite of a decline in interest rates and overcame weakness in the energy and consumer sectors to post gains in November. A drop in supply supported high yield loans during December. Although new issuance increased in the first quarter of 2018, the high yield loan market experienced significantly lower volatility than high yield corporate bonds and advanced on strong demand amid rising interest rates.

For the Reporting Period overall, high yield loans generated positive returns. Lower quality loans outperformed, with CCC-rated high yield loans providing the greatest returns, followed by B-rated and then BB-rated high yield loans. High yield loan spreads (or yield differentials versus duration-equivalent U.S. Treasury securities) narrowed by 48 basis points, ending the Reporting Period at 396 basis points.[1] (A basis point is 1/100th of a percentage point.)

In terms of issuance, approximately $974 billion in new high yield loans were brought to market during calendar year 2017. Approximately $242 billion in new high yield loans were issued in the first quarter of 2018. As for demand, high yield loan mutual funds saw investment inflows of approximately $13.1 billion during calendar year 2017. Approximately $3.7 billion of inflows moved into high yield loan mutual funds during the first quarter of 2018.[2]

The default rate for high yield loans increased during the Reporting Period. The 12-month par-weighted high yield loan default rate through March 31, 2018 was 2.52%. With the addition of distressed issues, that default rate stood at 2.57%, the highest since March 2015 when it reached 3.99%. Total default volume was more than $28 billion during the first quarter of 2018, the sixth largest quarterly total on record.[2]
[1]	Source: Credit Suisse.

[2]	Source: J.P. Morgan.

19

FUND RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s overall credit quality positioning relative to the Index detracted from returns. Regional and sector positioning as well as issue selection within the high yield loan market also hampered performance.

Q	Which segments of the high yield floating rate loan market significantly affected Fund performance during the Reporting Period?

A	The Fund’s investments in BBB-rated high yield loans detracted from relative returns during the Reporting Period. In addition, it was hurt by the avoidance of certain defaulted high yield loans that remained in the Index following their default. The Fund’s cash holdings were a drag on performance, as high yield loans posted gains and their spreads tightened. On the positive side, the Fund benefited from its underweight compared to the Index in B-rated high yield loans and its overweight in CCC-rated high yield loans. Positioning in non-rated loans also bolstered relative results.

In terms of its regional positioning, the Fund’s overweights in Canadian and Europe ex U.K. high yield loans hindered performance. Its overweight in U.K. high yield loans added to returns.

Regarding sector positioning, the Fund’s overweight positions compared to the Index in commercial services and cellular telecommunications dampened performance. Underweights in consumer services and non-cellular telecommunications also detracted from results. Conversely, the Fund was helped by underweight positions in the retail and apparel, consumer products and transportation sectors.

As for individual issue selection, the Fund was hampered by overweight positions in Catalina Marketing, a provider of digital media solutions; PetSmart, a retailer specializing in pet food and supplies; and Caesars Entertainment, a gaming company. On the other hand, Fund performance was aided by overweight positions in Intelsat, a communications satellite services provider; Getty Images, a stock photo agency; and U.S. Renal Care, which operates dialysis facilities.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration or yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign currency exchange contracts during the Reporting Period. The Fund also employed interest rate swaps and U.S. Treasury futures as cost-efficient instruments to provide us with greater precision and versatility in the management of duration. Interest rate swaps were only utilized in the Fund for the purpose of hedging duration, as the Fund does not take active duration and yield curve positions. Additionally, a specialized index of credit default swaps (“CDX”) and standardized total return swap contracts on the Markit iBoxx USD Liquid Leveraged Loan Index (“iBoxx”) were used to manage the beta of the Fund on an active basis. CDX and/or iBoxx were also utilized as cost-efficient instruments to help manage the Fund’s cash position. We employ CDX and/or iBoxx contracts in order to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows. Derivatives may be used in combination with cash securities to implement our views in the Fund. Overall, the use of derivatives had a negative impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Over the course of the Reporting Period, we increased the Fund’s overweight position relative to the Index in the health care sector but trimmed the size of that overweight toward the end of the Reporting Period in response to mounting reimbursement and utilization pressures. We increased the Fund’s overweights in cellular telecommunications, non-cellular telecommunications and consumer services. In addition, we shifted the Fund’s position in technology from an underweight compared to the Index to an overweight during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in non-cable media, technology and food and drug retailing. Within more defensive sectors, it was overweight packaging and underweight gaming and lodging. In addition, the Fund maintained a modest overweight in health care. It was underweight the broad retail sector, with select holdings based on valuations, at the end of the Reporting Period.

20

FUND RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective October 27, 2017, Michael Chang no longer served as a portfolio manager of the Fund. On January 3, 2018, Jean Joseph no longer served as a portfolio manager for the Fund, and Rachel C. Golder became a portfolio manager of the Fund, joining Michael Goldstein. Ken Yang and Peter Campo became portfolio managers for the Fund effective January 18, 2018 and March 19, 2018, respectively. At the end of the Reporting Period, then, the portfolio managers of the Fund were Michael Goldstein, Rachel C. Golder, Ken Yang and Peter Campo.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we saw ongoing global economic growth, easy financial conditions, fading monetary policy stimulus, and increased fiscal stimulus from tax reform, even as the U.S. credit cycle continues to age. Although valuations were tight and yields were near multi-year lows, we believed that rising interest rates increased the upside potential of floating rate instruments, such as high yield loans. However, with an increasing number of high yield loans trading above par, we were also aware of the possibility for increased refinancing activity. Overall, the operating backdrop for corporate credit was favorable, in our view, despite the U.S. being in the late stages of the credit cycle. In this environment, we plan to maintain our focus on individual issue selection. Because we believe the operating backdrop and easy financial conditions may extend the credit cycle, we were comfortable maintaining the Fund’s beta close to that of the Index at the end of the Reporting Period. (Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.)

We plan to maintain the Fund’s up-in-quality positioning, complemented by idiosyncratic situations where lack of liquidity presents opportunity and through newer issues that offer more spread duration and convexity. (Spread duration is the sensitivity of the price of a bond to a 100 basis point change to its option-adjusted spread. The option adjusted spread is a measurement tool for evaluating price differences between similar products with different embedded options. Convexity is a measure of the curvature in the relationship between bond prices and bond yields that demonstrates how the duration of a bond changes as the interest rate changes.) Because of structural issues in the high yield loan market, we continue to manage the Fund’s liquidity risk overall.

21

FUND BASICS

High Yield Floating Rate Fund

as of March 31, 2018

PERFORMANCE REVIEW
April 1, 2017– March 31, 2018	Fund Total Return (based on NAV)[1]	Credit Suisse Leveraged Loan Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	3.00%	4.64%	3.84%	3.82%
Class C	2.23	4.64	3.18	3.16
Institutional	3.45	4.64	4.27	4.25
Investor	3.36	4.64	4.18	4.16
Class R	2.74	4.64	3.67	3.66
November 30, 2017–March 31, 2018
Class R6	1.17%	1.97%	4.29%	4.27%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Credit Suisse Leveraged Loan Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar denominated leveraged loan market. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/18	One Year	Five Years	Since Inception	Inception Date
Class A	0.72%	2.33%	2.81%	3/31/11
Class C	1.21	2.01	2.38	3/31/11
Institutional	3.45	3.12	3.51	3/31/11
Investor	3.36	3.05	3.43	3/31/11
Class R	2.74	2.52	2.90	3/31/11
Class R6	N/A	N/A	1.17	11/30/17

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2.25% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or

22

FUND BASICS

higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.97%	0.99%
Class C	1.72	1.74
Institutional	0.63	0.65
Investor	0.72	0.74
Class R	1.22	1.24
Class R6	0.62	0.64

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least November 30, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN INDUSTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/18	as of 3/31/17
Technology – Software/Services	8.2%	4.6%
Health Care – Services	8.0	6.4
Wireless Telecommunications	5.2	4.2
Media – Broadcasting & Radio	4.3	4.2
Media – Non Cable	4.2	5.3
Services Cyclical – Business Services	4.0	3.2
Media – Cable	4.0	4.3
Food & Beverages	3.4	3.2
Services Cyclical – Consumer Services	2.8	2.5
Media	2.7	—
Other	45.4	52.5

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in other investment companies of 11.6% as of 3/31/18 and 14.0% as of 3/31/17. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

23

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Performance Summary

March 31, 2018

The following graph shows the value, as of March 31, 2018, of a $1,000,000 investment made on March 31, 2011 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/ country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Yield Floating Rate Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from March 31, 2011 through March 31, 2018.

Average Annual Total Return through March 31, 2018	One Year	Five Years	Since Inception
Class A (Commenced March 31, 2011)
Excluding sales charges	3.00%	2.79%	3.15%
Including sales charges	0.72%	2.33%	2.81%

Class C (Commenced March 31, 2011)
Excluding contingent deferred sales charges	2.23%	2.01%	2.38%
Including contingent deferred sales charges	1.21%	2.01%	2.38%

Institutional (Commenced March 31, 2011)	3.45%	3.12%	3.51%

Investor (Commenced March 31, 2011)	3.36%	3.05%	3.43%

Class R (Commenced March 31, 2011)	2.74%	2.52%	2.90%

Class R6 (Commenced November 30, 2017)	N/A	N/A	1.17%*

*	Total return for periods of less than one year represents cumulative total return.

24

FUND RESULTS

Goldman Sachs Investment Grade Credit Fund

Investment Objective

The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Credit Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Investment Grade Credit Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Investor, Separate Account Institutional and Class R6 Shares generated average annual total returns, without sales charges, of 2.34%, 2.69%, 2.60%, 2.69% and 2.70%, respectively. These returns compare to the 2.59% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Credit Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the investment grade credit market as a whole during the Reporting Period?

A	Investment grade corporate bonds outperformed U.S. Treasury securities during the Reporting Period overall.

In the second quarter of 2017, when the Reporting Period began, global investment grade credit spreads, or the difference in yields between global corporate bonds and duration-equivalent government securities, tightened by 11 basis points to end the quarter at 109 basis points. (A basis point is 1/100th of a percentage point.) Investment grade corporate bonds were generally supported by reports of solid first quarter 2017 corporate earnings and improvements in global economic growth. However, a decline in crude oil prices weighed on energy-related credits. During the second calendar quarter, European investment grade corporate bonds outperformed U.K. investment grade bonds, which outpaced U.S. investment grade corporate bonds.

In the third quarter of 2017, global investment grade credit spreads tightened seven basis points to end the quarter at 102 basis points. A positive macro backdrop, stabilizing corporate fundamentals and a low volatility environment bolstered investment grade corporate bonds. U.S. investment grade corporate bonds outperformed both European and U.K. investment grade corporate bonds during the third calendar quarter.

During the fourth calendar quarter, global investment grade credit spreads tightened eight basis points to end the quarter at 94 basis points. Corporate earnings momentum, robust global economic data and low volatility supported investment grade corporate bonds. U.S. investment grade corporate bonds outperformed both European and U.K. investment grade corporate bonds during the fourth quarter of 2017.

In the first quarter of 2018, global investment grade credit spreads widened 13 basis points to end the quarter at 107 basis points. Investment grade corporate bonds were pressured by heightened volatility, heavy supply and short-term funding pressures. European and U.K. investment grade corporate bonds outperformed U.S. investment grade corporate bonds during the first calendar quarter.

In general, issuance moderated between the beginning of the Reporting Period and the end of 2017 but increased during the first quarter of 2018. U.S. new issuance was approximately $335 billion in the second quarter of 2017 versus $448 billion in the first calendar quarter, while European new issuance was approximately €148 billion versus €176 billion. In the third quarter of 2017, U.S. new issuance was approximately $380 billion, and European new issuance was approximately €96 billion. During the fourth calendar quarter, U.S. new issuance was approximately $298 billion, while European new issuance was approximately €95 billion. In the first quarter of 2018, U.S. new issuance increased to approximately $394 billion, and European new issuance grew to approximately

25

FUND RESULTS

€153 billion.[1] (European new issuance includes U.K. new issuance.)

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, individual issue selection within corporate credit contributed most positively to the Fund’s relative returns. On the other hand, our cross-sector strategy detracted from performance. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Index. The Fund’s duration positioning also hurt relative results during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.)

Q	Which segments of investment grade credit most significantly affected Fund performance?

A	Regarding individual issue selection, holdings in the industrial, financial and utility sectors added to performance. Our decision to overweight the telecommunications and consumer retail sectors also enhanced returns. In addition, the Fund benefited from our preference for intermediate-term maturities and from an underweight in higher credit quality issues. These gains were limited by the Fund’s overweight in pipeline names and its underweight in pharmaceutical companies, which dampened results. Within government/swaps, individual issue selection of government and agency debt bolstered performance.

In terms of our cross-sector strategy, an underweight compared to the Index in emerging markets corporate debt detracted from results. Also, the Fund’s overall weighting in investment grade corporate bonds hampered returns. For most of the Reporting Period, the Fund held either a modestly underweight or modestly overweight position. However, after we increased the Fund’s overweight position in investment grade corporate bonds during February 2018, credit spreads widened amid heightened volatility in the equity market and the overweight hurt performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, our duration positioning strategy detracted from relative returns, driven by the Fund’s short duration position relative to that of the Index. Most of the underperformance occurred during the first half of the Reporting Period, when short-term yields rose in response to interest rate hikes by the Federal Reserve (the “Fed”), but intermediate- and long-term yields fell due to political uncertainty, increased geopolitical risks and fewer positive economic surprises. In addition, soft inflation data during the first nine months of 2017 weighed on market expectations for further Fed rate hikes. Some of these negative results were offset in the second half of the Reporting Period, as intermediate- and longer-term yields rose on stronger economic data and a pickup in inflation. The Fund’s duration strategy is primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund. During the Reporting Period, the Fund’s yield curve positioning strategy did not have a meaningful impact on performance. (Yield curve indicates a spectrum of maturities.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, the Fund used U.S. Treasury futures and Eurodollar futures, both of which had a positive impact on performance, to hedge interest rate exposure and facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were employed to express our views on the direction of a country’s interest rates. In addition, the Fund employed interest rate swaps and swaptions (options on interest rate swap contracts) to hedge interest rate exposure and express an outright term structure view (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds). The use of interest rate swaps and swaptions had a neutral impact on performance during the Reporting Period. The Fund also used credit default swaps to implement specific credit-related investment strategies and hedge corporate spread duration (the price sensitivity of a corporate bond to a 100 basis point change in its spread over the London Interbank Offered Rate (“LIBOR”)). The use of credit default swaps had a positive impact on performance during the Reporting Period. The Fund utilized forward foreign currency exchange contracts to hedge currency exposure, which had a negative impact during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In February 2018, we increased the Fund’s overweight position compared to the Index in investment grade corporate bonds.

[1]	Source: Barclays.

26

FUND RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	Relative to the Index, the Fund was overweight at the end of the Reporting Period in the pipeline and health care sectors. It was underweight compared to the Index in the media and pharmaceutical sectors. It was overweight emerging markets sovereign debt and underweight emerging markets corporate debt at the end of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was overweight corporate credit overall, with an overweight position in investment grade corporate bonds. We expect credit spreads to tighten in the near term, as we believe corporate fundamentals should remain strong due to improving economic growth, tax reform and favorable corporate earnings momentum. In our view, corporate earnings growth is likely to accelerate. This outlook is predicated on the 6% consensus-estimated 2018 revenue growth for companies listed in the S&P 500® Index, which we consider a proxy for the investment grade corporate bond market, and our expectation that earnings per share will rise 19% based on revenue growth, pre-tax margin expansion, lower interest rates and the impact of stock buybacks. Revenue growth, in our opinion, should be supported by a stable macroeconomic environment, higher commodity prices and a weaker U.S. dollar. We consider the situation for pre-tax margins more nuanced. Some consumer-facing industries are experiencing higher costs for labor, transportation and other raw materials, which they have been unable to pass through to customers. However, we believe technology and commodity industries will be able to continue growing their pre-tax margins. We expect future earnings growth to be well dispersed among companies, and we estimate that lower corporate tax rates will account for less than half of the potential earnings increase.

Risks to our overall outlook include geopolitics, central bank monetary policy, headline-driven volatility and elevated levels of corporate debt relative to history, though we acknowledge that many companies have the ability to reduce their debt if they so choose. Geopolitical risks include slowing economic growth in China, escalating trade tensions, and a more severe than expected fallout from the U.K.’s efforts to exit the European Union. We plan to monitor the progress of the November 2018 U.S. midterm elections, given they could lead to a shift in political party control of Congress, in addition to any changes in political sentiment about deregulation or other policies we deem to be “corporate friendly.” Regarding monetary policy, we remain aware of the potential impact of central banks’ withdrawal of accommodative measures given the link between the performance of riskier asset classes and higher interest rates and inflation expectations.

At the end of the Reporting Period, we maintained a positive view on pipeline companies, specifically those that have taken steps to improve credit quality through reduced distributions, increased asset sales and constructive capital spending. The Fund was overweight health care, as we identified a number of opportunities with what we considered to be attractive valuations in recent new issuance. In media, the Fund held an underweight position because of greater fee pressures, increased bundling of services and changing advertiser habits — all of which have negatively impacted traditional revenue streams, in our view. We planned to maintain the Fund’s underweight in the pharmaceutical sector, as we see scope for higher levels of debt along with drug pricing pressures.

27

FUND BASICS

Investment Grade Credit Fund

as of March 31, 2018

PERFORMANCE REVIEW
April 1, 2017– March 31, 2018	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Credit Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	2.34%	2.59%	2.90%	2.93%
Institutional	2.69	2.59	3.35	3.38
Investor	2.60	2.59	3.26	3.29
Separate Account Institutional	2.69	2.59	3.35	3.38
Class R6	2.70	2.59	3.37	3.40

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

28

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.46%	1.58%	4.03%	3.92%	11/3/03
Institutional	2.69	2.71	4.78	4.57	11/3/03
Investor	2.60	2.64	N/A	3.94	7/29/11
Separate Account Institutional	2.69	2.73	4.81	4.60	11/3/03
Class R6	2.70	N/A	N/A	3.08	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Investor, Separate Account Institutional and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.73%	0.81%
Institutional	0.39	0.47
Investor	0.48	0.56
Separate Account Institutional	0.39	0.47
Class R6	0.38	0.46

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least November 30, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

29

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial papers. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

TOP TEN INDUSTRY ALLOCATION[7]
	Percentage of Net Assets
	as of 3/31/18	as of 3/31/17
Banks	17.1%	14.9%
Telecommunication Services	9.7	9.7
Oil Field Services	7.2	0.0
Pipelines	6.6	5.7
Electrical	6.5	6.0
Pharmaceuticals	3.6	4.3
Healthcare Providers & Services	3.5	2.4
Insurance	3.5	2.8
Beverages	3.3	5.8
Media	2.9	3.1
Other	32.6	43.5

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in other investment companies of 2.7% as of 3/31/18 and 1.4% as of 3/31/17. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

30

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Performance Summary

March 31, 2018

The following graph shows the value, as of March 31, 2018 of a $1,000,000 investment made on April 1, 2008 in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Credit Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Institutional, Investor, and Class R6 Shares will vary from Separate Account Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Investment Grade Credit Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2008 through March 31, 2018.

Average Annual Total Return through March 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced November 3, 2003)
Excluding sales charges	2.34%	2.36%	4.44%	4.19%
Including sales charges	-1.46%	1.58%	4.03%	3.92%

Institutional (Commenced November 3, 2003)	2.69%	2.71%	4.78%	4.57%

Investor (Commenced July 29, 2011)	2.60%	2.64%	N/A	3.94%

Separate Account Institutional (Commenced November 3, 2003)	2.69%	2.73%	4.81%	4.60%

Class R6 (Commenced July 31, 2015)	2.70%	N/A	N/A	3.08%

31

FUND RESULTS

Goldman Sachs Local Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Local Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional and Investor Shares generated average annual total returns, without sales charges, of 13.93%, 13.10%, 14.29% and 14.24%, respectively. These returns compare to the 12.99% average annual total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

During the period since their inception on November 30, 2017 through March 31, 2018, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of 7.88% compared to the 6.56% cumulative total return of the Index.

Q	What economic and market factors most influenced local emerging markets debt as a whole during the Reporting Period?

A	Local emerging markets debt was influenced most during the Reporting Period by improving global economic growth, investors’ expectations about central bank monetary policy, a softer U.S. dollar and geopolitical events.

During the Reporting Period, local emerging markets debt, as represented by the Index, posted a return of 12.99%, with approximately 4.1% due to changes in local interest rates and approximately 8.8% due to currency appreciation against the U.S. dollar. Among countries, on a total return basis, the top performers in the Index (in U.S. dollar terms1) during the Reporting Period were South Africa (+32.32%), Poland (+21.46%) and Malaysia (+20.02%). The worst performing countries were Argentina (-16.77%), Turkey (-4.66%) and the Philippines (+0.64%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by issue selection among sovereign emerging markets bonds and emerging markets corporate debt/quasi-sovereign bonds.

On the other hand, the Fund benefited from its active currency positioning through which the Fund takes positions in local currencies (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). Individual issue selection among local emerging markets bonds also added to relative performance.

Q	Which segments of local emerging markets debt most significantly affected Fund performance?

A	An overweight position relative to the Index in the quasi-sovereign bonds of state-owned oil and natural gas company Petroleos de Venezuela, S.A. (“PDVSA”) detracted from relative returns. The Fund was overweight PDVSA because we think the company offers significant long-term value. An underweight in Chinese external bonds (accomplished via credit default swaps) was also a drag on performance. We implemented the underweight to hedge against any sharp downturn in China’s business cycle, which could be a headwind for the emerging markets overall. In addition, the Fund was hindered by a short position in the euro (accomplished through the use of forward foreign currency exchange contracts), which we used to fund some of the Fund’s long positions in various other European currencies. Other detractors included a long position in the Argentinian peso (implemented through the use of forward foreign currency exchange contracts) and underweight positions in Brazilian and Polish local interest rates.

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

32

FUND RESULTS

The Fund was helped by its long positions in the Czech Republic koruna, Polish zloty and South African rand (accomplished through the use of forward foreign currency exchange contracts). The Fund’s long position in the Czech Republic koruna was the single largest positive contributor to performance. The Fund has long exposure to Central Eastern European currencies as we think economic activity is improving in Europe, which should support Eastern European economies through trade linkages. The Fund also benefited from an overweight compared to the Index in South African local interest rates and underweight positions in Czech Republic and Turkish local interest rates.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning did not have a meaningful impact on relative returns during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, credit default swaps, total return swaps, cross-currency swaps, non-deliverable currency forwards and structured notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies. Total return swaps were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Cross-currency swaps were employed to express relative value views on given currencies as well as our views on the direction of a country’s interest rates. Non-deliverable currency forwards were used to gain exposure to a particular country and also to take advantage of relative value opportunities. Structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the use of forward foreign currency exchange contracts to take long positions in the Czech Republic koruna and Polish zloty had a positive impact on the Fund’s performance. The use of forward foreign currency exchange contracts to take a long position in the Argentinian peso had a negative impact on returns. The Fund also employed interest rate swaps to gain exposure to South African and Czech Republic local interest rates, which had a positive impact, and to gain exposure to Brazilian and Polish local interest rates, which had a negative impact during the Reporting Period. In addition, during the Reporting Period, credit default swaps were used to gain exposure to Chinese external debt, which detracted from returns during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We shifted the Fund from a long position in the Mexican peso to a short position amid risks related to the renegotiation of the North American Free Trade Agreement and the country’s upcoming elections. In addition, we reduced the Fund’s exposure to Central Eastern European currencies, such as the Czech Republic koruna and the Polish zloty, as we sought to capture profits. We increased exposure to South African local interest rates, because we think the country’s fundamentals have improved and the macro and political environments have bettered following recent elections. Furthermore, we think South Africa’s central bank will be more aggressive in its next interest rate cutting cycle than was being priced in by the market. Finally, we increased the Fund’s overweight position compared to the Index in Taiwanese local interest rates, as the market appeared to be anticipating a more aggressive pace of interest rates hikes than we are.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was underweight compared to the Index in local interest rates overall, and we were deploying capital into other pockets of the emerging markets where we saw value, such as external sovereign bonds and quasi-sovereign government bonds as

33

FUND RESULTS

well as select emerging markets corporate bonds. Within local interest rates, the Fund’s largest overweight positions compared to the Index were in South Africa, China and Taiwan at the end of the Reporting Period. Within external debt, the Fund was underweight China (accomplished through credit default swaps) and overweight Argentina at the end of the Reporting Period. On the margin, we continued to take active currency risk in a handful of countries, including Indonesia, Argentina and South Africa.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed the economic frameworks of emerging markets countries were more resilient than they had been in the recent past. Importantly, monetary and fiscal policymakers are in a stronger position to respond to future shocks, in our view, through the implementation of counter-cyclical measures, such as interest rate cuts or increased fiscal spending. On the individual country level, we remained watchful at the end of the Reporting Period for signs that specific stories might unravel. We believe China has the greatest potential to cause systemic issues given how its economic growth tends to affect trade channels and commodity prices.

Overall, we favor countries with prudent fiscal management (where currencies have adjusted for lower oil prices) and/or idiosyncratic opportunities where valuations offer a strong potential risk/reward profile, in our view. At the end of the Reporting Period, the Fund was overweight relative to the Index in South African, Chinese and Taiwanese local interest rates. We believe South Africa’s macro fundamentals have improved in recent years, with the country’s current account deficit narrowing from 6% of Gross Domestic Product (“GDP”) to 2.3% and its fiscal deficit falling from 2.5% of GDP to below 1%. South Africa’s political environment has also improved, in our opinion. In China, we think the market has overpriced the central bank’s ability to hike interest rates given high debt levels and potential forced deleveraging. In Taiwan, we think the central bank has room to raise rates, but the market is pricing in more aggressive rate hikes than we are, giving us the opportunity to further increase the Fund’s overweight position.

34

FUND BASICS

Local Emerging Markets Debt Fund

as of March 31, 2018

PERFORMANCE REVIEW
April 1, 2017– March 31, 2018	Fund Total Return (based on NAV)[1]	J.P. Morgan GBI-EMSM Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	13.93%	12.99%	5.08%	5.19%
Class C	13.10	12.99	4.56	4.68
Institutional	14.29	12.99	5.61	5.76
Investor	14.24	12.99	5.56	5.67
November 30, 2017–March 31, 2018
Class R6	7.88%	6.56%	5.63%	5.79%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 14 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/18	One Year	Five Year	Ten Year	Since Inception	Inception Date
Class A	8.82%	-2.46%	1.48%	1.37%	2/15/08
Class C	12.05	-2.34	1.17	1.05	2/15/08
Institutional	14.29	-1.29	2.26	2.14	2/15/08
Investor	14.24	-1.37	N/A	1.68	7/30/10
Class R6	N/A	N/A	N/A	7.88	11/30/17

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and

35

FUND BASICS

principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.22%	1.36%
Class C	1.97	2.11
Institutional	0.92	1.02
Investor	0.97	1.11
Class R6	0.91	1.01

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least November 30, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/18	as of 3/31/17
South Africa	10.5%	5.9%
Brazil	10.3	11.6
Colombia	8.6	10.1
Russia	7.7	4.9
United States	7.1	0.1
Argentina	6.3	3.9
Malaysia	5.0	4.5
Turkey	5.0	4.5
Peru	4.5	2.9
Thailand	4.4	4.8
Other	20.0	34.8

[6]	The percentage shown for each country reflects the value of investments in that country as a percentage of net assets. The table does not include investments in other investment companies of 0.0% as of 3/31/18 and 1.9% as of 3/31/17. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

36

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2018

The following graph shows the value, as of March 31, 2018, of a $1,000,000 investment made on April 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan GBI-EMSM Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Local Emerging Markets Debt Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2008 through March 31, 2018.

Average Annual Total Return through March 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced February 15, 2008)
Excluding sales charges	13.93%	-1.55%	1.95%	1.83%
Including sales charges	8.82%	-2.46%	1.48%	1.37%

Class C (Commenced February 15, 2008)
Excluding contingent deferred sales charges	13.10%	-2.34%	1.17%	1.05%
Including contingent deferred sales charges	12.05%	-2.34%	1.17%	1.05%

Institutional (Commenced February 15, 2008)	14.29%	-1.29%	2.26%	2.14%

Investor (Commenced July 30, 2010)	14.24%	-1.37%	N/A	1.68%

Class R6 (Commenced November 30, 2017)	N/A	N/A	N/A	7.88%*

*	Total return for periods of less than one year represents cumulative total return.

37

FUND RESULTS

Goldman Sachs Total Emerging Markets Income Fund

Investment Objective

The Fund seeks current income and as a secondary objective, the Fund seeks capital appreciation.

Portfolio Management Discussion and Analysis

Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed and repositioned as the Goldman Sachs Total Emerging Markets Income Fund (the “Fund”). In addition, the Fund’s investment objective and principal investment strategy changed. The Fund’s new investment objective is to seek current income, with the secondary objective to seek capital appreciation. Within its principal investment strategy, the Fund continues to invest in emerging markets debt and currencies of issuers in emerging market countries, and after the close of business on December 26, 2017, the Fund also invests in equity investments. Effective December 27, 2017, the Fund’s benchmark changed from the Dynamic Emerging Markets Debt Fund Composite Index to the Total Emerging Markets Income Fund Composite Index. The Investment Adviser believes that the Total Emerging Markets Income Fund Composite Index is a more appropriate benchmark against which to measure the Fund’s performance in light of the change to the Fund’s principal investment strategy. The performance information reported below is the combined performance of the Fund, reflecting current and prior investment objectives, strategies and policies.

Below, the Goldman Sachs Global Fixed Income Investment Management Team and the Goldman Sachs Fundamental Equity Team discuss the Fund’s performance and positioning for the 12-month period ended March 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor and Class R Shares generated average annual total returns, without sales charges, of 9.29%, 8.61%, 9.87%, 9.79% and 9.16%, respectively. These returns compare to the 8.18% average annual total return of the Fund’s new benchmark, the Total Emerging Markets Income Fund Composite Index (“Total EM Composite”), which is composed 40% of the MSCI Emerging Markets Index (Net, USD, Unhedged), 20% of the J.P. Morgan Government Bond Index — Emerging Markets (“GBI-EMSM”) Global Diversified Index (Gross, USD, Unhedged), 20% of the J.P. Morgan Emerging Markets Bond Index (“EMBISM”) Global Diversified Index (Gross, USD, Unhedged) and 20% of the J.P. Morgan Corporate Emerging Markets Bond Index (“CEMBISM”) Broad Diversified Index (Gross, USD, Unhedged). The components of the Total EM Composite, the MSCI Emerging Markets Index, J.P. Morgan GBI-EMSM Global Diversified Index, J.P. Morgan EMBISM Global Diversified Index and J.P. Morgan CEMBISM Broad Diversified Index, generated average annual total returns of 24.93%, 12.99%, 4.30% and 3.66%, respectively, during the Reporting Period.

During the period since their inception on November 30, 2017 through March 31, 2018, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of 4.15% compared to the 2.53% cumulative total return of the Total EM Composite. The components of the Total EM Composite, the MSCI Emerging Markets Index, J.P. Morgan GBI-EMSM Global Diversified Index, J.P. Morgan EMBISM Global Diversified Index and J.P. Morgan CEMBISM Broad Diversified Index, generated cumulative total returns of 2.53%, 5.06%, 6.56%, -1.02% and -0.81% respectively, during the same time period.

To compare, the Fund’s former benchmark, the Dynamic Emerging Markets Debt Fund Composite Index (the

38

FUND RESULTS

“Dynamic EMD Composite”) generated an average annual total return of 8.44% during the Reporting Period overall. The components of the Dynamic EMD Composite, the J.P. Morgan GBI-EMSM Global Diversified Index (50%), J.P. Morgan EMBISM Global Diversified Index (25%) and J.P. Morgan CEMBISM Broad Diversified Index (25%), generated average annual total returns of 12.99%, 4.30% and 3.66%, respectively, during the same time period.

Q	How did the Fund’s principal investment strategy change after the close of business on December 26, 2017?

A	After the close of business on December 26, 2017, the Fund will invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“net assets”) in sovereign and corporate debt securities, equity investments and currencies of issuers in emerging market countries and other instruments, including credit linked notes, exchange-traded funds, futures and other investments, with similar economic exposures. Such securities and instruments may be denominated in U.S. dollars or in non-U.S. currencies. The Fund will seek to achieve its investment objective through a baseline allocation of approximately 60% of its net assets to fixed income investments and of approximately 40% of its net assets to equity investments. The Investment Adviser may change the allocations to fixed income investments and equity investments opportunistically based on the market environment, top-down macro views or bottom-up positioning. Under normal circumstances, the allocations to fixed income investments and equity investments may vary 10% above or below the baseline allocation, measured at the time of investment.

Q	What economic and market factors most influenced emerging markets debt and emerging markets equities as a whole during the Reporting Period?

A	During the Reporting Period, emerging markets debt and emerging markets equities overall were influenced most by improving global economic growth, investors’ expectations about central bank monetary policy, a softer U.S. dollar and geopolitical events.

External emerging markets debt, as represented by the J.P. Morgan EMBISM Global Diversified Index, returned 4.30%. Sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) tightened by approximately seven basis points and closed the Reporting Period 303 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The top performing emerging external debt markets in the Index (in U.S. dollar terms1) were Ghana (+20.13%), Mozambique (+18.70%) and El Salvador (+17.91%). The worst performing countries were Venezuela (-25.87%), Oman (-1.99%) and Bolivia (-0.70%).

Local emerging markets debt, as represented by the J.P. Morgan GBI-EMSM Global Diversified Index, posted a return of 12.99%, with approximately 4.1% due to changes in local interest rates and approximately 8.8% due to currency appreciation against the U.S. dollar. Among countries, on a total return basis, the top performers in the Index (in U.S. dollar terms) during the Reporting Period were South Africa (+32.32%), Poland (+21.46%) and Malaysia (+20.02%). The worst performing countries were Argentina (-16.77%), Turkey (-4.66%) and the Philippines (+0.64%).

Corporate emerging markets debt, as represented by the J.P. Morgan CEMBISM Broad Diversified Index, returned 3.66%. Corporate spreads (that is, the difference in yields between corporate emerging markets debt and U.S. Treasuries) tightened by approximately 19 basis points and closed the Reporting Period 242 basis points wider than U.S. Treasury securities. In terms of issuance, the emerging markets corporate bond sector saw approximately $481 billion of gross new issuance during 2017 and $82 billion of gross new issuance from January through early March 2018.[1] As for the global emerging markets corporate default rate, J.P. Morgan reports that it was 2.2% for 2017 overall and forecasts 2.4% for 2018.

Emerging markets equities advanced for most of the Reporting Period. They gave up some of their gains during February 2018, as investors anticipated a faster pace of Federal Reserve (“Fed”) interest rate hikes following news of solid U.S. labor and inflation data. They retreated further in March on escalating concerns about trade tensions between the U.S. and China. As represented by the MSCI Emerging Markets Index, emerging markets stocks generated a return of 24.93% during the Reporting Period overall.
Q	What key factors were responsible for the Fund’s performance from April 1, 2017 through December 26, 2017 (“the initial part of the Reporting Period”)?

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

[2]	Source: J.P. Morgan.

39

FUND RESULTS

A	During the initial part of the Reporting Period, the Fund benefited from active currency management (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). Issue selection among local emerging markets bonds also contributed positively. On the other hand, issue selection of emerging markets corporate debt/quasi-sovereign bonds detracted from the Fund’s performance versus the Dynamic EMD Composite.

Q	Which segments of emerging markets debt most significantly affected Fund performance during the initial part of the Reporting Period?

A	The Fund was helped during the initial part of the Reporting Period by its long positions in the Czech Republic koruna and Polish zloty (implemented through the use of forward foreign currency exchange contracts). The Fund’s long exposures to Central Eastern European currencies were based on our view that economic activity is improving in Europe, which should support Eastern European economies through trade linkages. In addition, the Fund benefited from its exposure to Czech Republic and Brazilian local interest rates.

Conversely, the Fund was hurt by a short position in the euro (accomplished through the use of forward foreign currency exchange contracts), through which we funded long positions in various other currencies. The euro strengthened amid strong economic activity and the European Central Bank’s planned tapering of its quantitative easing measures. An overweight compared to the Dynamic EMD Composite in the quasi-sovereign bonds of state-owned oil and natural gas company Petroleos de Venezuela, S.A. (“PDVSA”) also dampened relative returns. The Fund was overweight PDVSA because we think the company offers significant long-term value. Also, the Fund was hampered by an underweight in Chinese external bonds (accomplished via credit default swaps). We implemented the underweight to hedge against any sharp downturn in China’s business cycle, which could be a headwind for the emerging markets overall.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the initial part of the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning did not have a meaningful impact on relative returns during the initial part of the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.)

Q	What was the Fund’s asset allocation positioning at the close of business on December 26, 2017 when its principal investment strategy changed?

A	At the close of business on December 26, 2017, the Fund was invested approximately 89% in fixed income and approximately 11% in cash.

Q	What key factors had the greatest impact on the performance of the Fund’s fixed income allocation beginning on December 27, 2017 through March 31, 2018 (“the latter part of the Reporting Period”)?

A	Active currency management added to the performance of the fixed income allocation relative to its blended emerging markets debt benchmark (“blended EMD benchmark”), which is comprised of the J.P. Morgan GBI-EMSM Global Diversified Index (46%), J.P. Morgan EMBISM Global Diversified Index (43%) and J.P. Morgan CEMBISM Broad Diversified Index (11%). Issue selection of emerging markets corporate debt/quasi-sovereign bonds and positioning within local emerging markets debt also contributed positively. Conversely, positioning and issue selection within emerging markets external bonds detracted from performance during the latter part of the Reporting Period.

Q	Which segments of emerging markets debt most significantly affected the performance of the Fund’s fixed income allocation during the latter part of the Reporting Period?

A	During the latter part of the Reporting Period, the Fund’s fixed income allocation benefited from long positions in the South African rand, Czech Republic koruna and Polish zloty (accomplished through the use of forward foreign currency exchange contracts). Its long position in South African local emerging markets debt was also advantageous. In addition, an overweight relative to the blended EMD benchmark in the quasi-sovereign bonds of state-owned oil and natural gas company PDVSA added modestly to returns, as these bonds rebounded from a decline experienced during the initial part of the Reporting Period. The largest detractors from performance during the latter part of the Reporting Period were overweight positions in Argentinian external bonds and in the Argentinian peso (implemented through the use of forward foreign currency exchange contracts). A short position in the euro (accomplished through the use of forward foreign currency exchange contracts), through which we funded long positions in the Czech Republic koruna and Polish zloty, also hurt relative performance.

40

FUND RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the latter part of the Reporting Period?

A	During the latter part of the Reporting Period, the Fund’s U.S. duration and yield curve positioning did not have a meaningful impact on performance.

Q	What key factors had the greatest impact on the performance of the Fund’s equity allocation during the latter part of the Reporting Period?

A	Relative to the MSCI Emerging Markets Index, stock selection added most to returns. Sector allocation decisions overall did not have a material impact on performance.

Q	Which countries and sectors within emerging markets equities most significantly affected Fund performance during the latter part of the Reporting Period?

A	During the latter part of the Reporting Period, the Fund benefited from underweight positions relative to the MSCI Emerging Markets Index in South Africa, Mexico and Poland. Underweights in South Korea and Thailand and an overweight in China detracted from relative returns. In terms of sectors, overweights in the consumer discretionary, real estate and materials sectors contributed positively. The Fund was hampered by its underweight positions compared to the MSCI Emerging Markets Index in information technology, utilities and energy.

Q	Which emerging markets stocks contributed significantly to the Fund’s performance during the latter part of the Reporting Period?

A	The largest positive contributors to the Fund’s performance versus the MSCI Emerging Markets Index were Santam, Wuxi Biologics and Becle SAB de CV (“Becle”).

The Fund benefited from its position in Santam, which performed well after the South African insurer reported better than expected fourth quarter 2017 results. The market was favorably surprised by stronger than anticipated gross written premiums in Santam’s core property and motor divisions, which account for approximately 70% of the company’s total business, as well as by a significant recovery in underwriting margins during the final two months of 2017. Santam’s underwriting margins, which were approximately 4% for the first 10 months of 2017, climbed to approximately 6% for the full calendar year. At the end of the Reporting Period, we believed the market expected to see healthy underwriting margins during 2018. In our view, the company’s gross written premiums and underwriting margins are indicators of its pricing power.

Another positive contributor was Wuxi Biologics, a contract development and manufacturing organization that offers comprehensive, integrated and highly customizable services through its teams of scientists, proprietary technology platform and state-of-the-art laboratories. Shares of the China-based company appreciated during the first quarter of 2018 on news that 2017 earnings were 85% higher than they were in 2016, which was well ahead of market consensus. Wuxi Biologics also reported a 98% increase in service-related backlog and a rise in the number of its integrated projects, suggesting to us that the company would likely continue its forward growth momentum.

The Fund was also helped by a position in Becle, a Mexican beverage company. Becle’s shares rallied on better than expected sales and EBITDA (earnings before interest, tax, depreciation and amortization) margins. At the end of the Reporting Period, we believed the company is a dominant player in the tequila industry and owns strong brands. In our view, Becle has a track record of innovation, typically introducing premium categories of existing brands or introducing new premium categories. Margins also benefit, in our view, from the company’s vertical integration, high barriers to entry, steady growth in key markets, effective track record with mergers and acquisitions, and distribution network.

Q	Which emerging markets stocks detracted significantly from performance during the latter part of the Reporting Period?

A	During the latter part of the Reporting Period, the Fund was hampered most relative to the MSCI Emerging Markets Index by investments in Tencent, ING Life Insurance Korea and Ping An Insurance.

A leading detractor was Tencent, a Chinese social media and online entertainment company. Its shares struggled on lower than company estimated first quarter 2018 earnings driven by a decline in the profitability of the mobile gaming division as well as by a drop in overall profits due to investments in artificial intelligence, video and mobile payments. At the end of the Reporting Period, we expected Tencent to continue its strong growth on the back of its online/mobile game monetization capability, the expansion of its payment service and the increased monetization of its social media platform.

The Fund was also hurt during the latter part of the Reporting Period by a position in ING Life Insurance Korea. The stock

41

FUND RESULTS

fell amid concerns that the company’s potential acquisition by a bank holding group might lead to a cut in its dividend payout, which has been the highest in South Korea’s insurance industry. Furthermore, if ING Life Insurance Korea were acquired and ceased to be a non-banking financial company, it would become subject to the stringent regulations on capital adequacy mandated by South Korea’s Financial Supervisory Service. At the end of the Reporting Period, we remained positive about the ING Life Insurance Korea because: 1) we consider it the best capitalized life insurer in South Korea at a time when most insurers are thinking of reducing debt in preparation for the adoption of more stringent capital rules, and 2) the company’s growth appears to be driven by the gradual pace at which it is increasing the number of agents who are offered higher pay than typical in the industry.

An investment in China-based Ping An Insurance detracted further from performance. Its shares retreated after the company was asked by Chinese regulators to rectify overseas investment deals that violated certain rules. We consider it a transitory setback and note that Ping An Insurance’s fundamentals remain solid. At the end of the Reporting Period, we continued to like the stock because of the quality of the company’s insurance business relative to its growth and costs alongside the fast development of internet finance generally.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period overall?

A	Derivatives were not used as part of the active management strategy within the Fund’s equity allocation.

Within its fixed income allocation, during the Reporting Period as a whole, the Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, cross currency swaps, credit default swaps, total return swaps, structured notes and non-deliverable currency forwards. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Cross-currency swaps were employed to express relative value views on given currencies as well as our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies. Total return swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Non-deliverable currency forwards were used to gain exposure to a particular country and also to take advantage of relative value opportunities. Derivatives may be used in combination with cash securities to implement our views in the Fund. During the Reporting Period overall, the use of U.S. Treasury futures added to the Fund’s performance. The use of forward foreign currency exchange contracts to take long positions in the South African rand, Czech Republic koruna and Polish zloty contributed positively to performance. The use of forward foreign currency exchange contracts to assume a short position in the euro detracted from performance. The other derivatives used in the Fund during the Reporting Period as a whole did not have a meaningful impact on the Fund’s performance overall.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period as a whole?

A	During the initial part of the Reporting Period, we increased the Fund’s overweight positions relative to the Dynamic EMD Composite in South African local interest rates and external bonds. We also shifted the Fund from an overweight to an underweight position in Czech Republic local interest rates. In addition, we reduced the Fund’s underweight compared to the Dynamic EMD Composite in China’s external bonds.

On December 27, 2017, we began reallocating some of the Fund’s fixed income assets. More specifically, we shifted some of its investments to emerging markets equities from external emerging markets debt, local emerging markets debt and currencies and emerging markets corporate bonds. Within the fixed income allocation, we positioned the Fund with overweights relative to the blended EMD benchmark in Latin American and Indonesian external bonds and underweights in the external bonds of China and Poland. In terms of local interest rates and currencies, the Fund was positioned with overweights in South Africa and Peru.

Q	What was the Fund’s asset allocation positioning at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was invested approximately 52% in fixed income, approximately 47% in equities and approximately 1% in cash.

42

FUND RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective December 27, 2018, in connection with the change in the Fund’s principal investment strategy, Raymond Chan became a portfolio manager of the Fund joining Samuel Finkelstein.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed the economic frameworks of emerging markets countries were more resilient than they had been in the recent past. Importantly, monetary and fiscal policymakers are in a stronger position to respond to future shocks, in our view, through the implementation of counter-cyclical measures, such as interest rate cuts or increased fiscal spending. On the individual country level, we remained watchful at the end of the Reporting Period for signs that specific stories might unravel. We believe China has the greatest potential to cause systemic issues given how its economic growth tends to affect trade channels and commodity prices.

In terms of emerging markets debt overall, we favored countries with prudent fiscal management (where currencies have adjusted for lower oil prices) and/or idiosyncratic opportunities where valuations offer a strong potential risk/reward profile, in our view. On a regional basis, we see more opportunities in Latin America than elsewhere, while we expect returns in Asia to lag, largely because of stretched valuations and concerns about potential deleveraging in China that may result in slower than anticipated growth across the region. The busy election calendar in 2018 should also present the Fund with opportunities to outperform given our focus on relative value country selection. At the end of the Reporting Period, we continued to have a constructive view on Indonesia, which could benefit, in our view, from fiscal improvements due to a reduction in a fuel subsidy. The country has a modest debt to Gross Domestic Product (“GDP”) ratio of 27%, and approximately 40% of its outstanding debt is denominated in foreign currency and is long-term debt. We believe this helps to minimize refinancing risk. We also have a favorable view on Argentina and consider the current political backdrop as conducive for business-friendly reforms. In addition, we think that recent pension reform and a fiscal pact with local provinces have increased the Argentinian government’s ability to comply with fiscal targets in the long term. Elsewhere, at the end of the Reporting Period, we were cautious on Poland, where the Fund held an underweight position based on valuations and because we see potential for fiscal slippage. (Fiscal slippage means that a government’s planned annual budget does not match actual spending because of something that effects the tax dollars collected.) Additionally, we plan to maintain the Fund’s underweight positions compared to the Index in several small Asian economies, such as the Philippines where the current account has deteriorated over the last couple of years, making it more vulnerable, in our view, to the whims of international capital flows. In terms of local emerging markets debt, the Fund was overweight South Africa and Peru at the end of the Reporting Period. In our opinion, South Africa’s macro fundamentals have improved in recent years, with the country’s current account deficit narrowing from 6% of GDP to 2.3% and its fiscal deficit falling from 2.5% of GDP to below 1%. South Africa’s political environment has also improved, in our opinion. We favor Peru because we expect monetary policy easing, which should help support the country’s economy, and given improvements in its trade balance.

Regarding emerging markets stocks, we believe fundamentals were stronger at the end of the Reporting Period than at the time of the 2013 taper tantrum. (Taper tantrum refers to the way markets reacted when the Federal Reserve (the “Fed”) suggested it might begin tapering its quantitative easing program.) Economic growth in the emerging markets has been increasing relative to that of the developed markets; external imbalances have decreased; inflation has moderated; and emerging markets currencies have been more attractively valued than they were in 2013, in our view. Crucially, we have seen an improvement in corporate earnings, which we expect to continue through 2018. Earnings growth has historically been a key driver of performance for emerging markets stocks. Based on their earnings at the end of the Reporting Period, we believe the asset class trades at a significant discount relative to developed markets stocks. That said, as bottom-up fundamental investors, we constantly look across a broad range of sectors, countries and market capitalizations in order to identify the most compelling investment opportunities that are trading at attractive valuations and may outperform over the market cycle. In particular, we aim to look for companies with strong or improving cash flows and sustainable competitive advantages that are able to withstand inflationary pressures on their margins while taking advantage of secular growth themes in these markets. Finally, we seek to invest in companies with strong corporate governance track records, especially with respect to their treatment of minority shareholders. With the uncertainty that emerged in the financial markets during the Reporting Period, we believe our focus on companies with strong fundamentals and secular growth opportunities may serve the Fund well in the months ahead.

43

FUND BASICS

Total Emerging Markets Income Fund

as of March 31, 2018

PERFORMANCE REVIEW
April 1, 2017 – March 31, 2018	Fund Total Return (based on NAV)[1]	Total Emerging Markets Income Fund Composite Index[2]	Dynamic Emerging Markets Debt Fund Composite Index[3]	MSCI Emerging Markets Index[4]	J.P. Morgan GBI-EMSM Global Diversified Index[5]	J.P. Morgan EMBISM Global Diversified Index[6]	J.P. Morgan CEMBISM Broad Diversified Index[7]	30-Day Standardized Subsidized Yield[8]	30-Day Standardized Unsubsidized Yield[8]
Class A	9.29%	8.18%	8.44%	24.93%	12.99%	4.30%	3.66%	1.62%	-1.22%
Class C	8.61	8.18	8.44	24.93	12.99	4.30	3.66	0.95	-2.21
Institutional	9.87	8.18	8.44	24.93	12.99	4.30	3.66	2.04	-1.12
Investor	9.79	8.18	8.44	24.93	12.99	4.30	3.66	1.96	-1.22
Class R	9.16	8.18	8.44	24.93	12.99	4.30	3.66	1.45	-1.72
November 30, 2017–March 31, 2018
Class R6	4.15%	2.53%	2.78%	5.06%	6.56%	-1.02%	-0.81%	1.99%	-1.17%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Total Emerging Markets Income Fund Composite Index is a composite of the MSCI Emerging Markets Index (40%), J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (20%), the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (20%), and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (20%).

[3]	The Dynamic Emerging Markets Debt Fund Composite Index is comprised of the J.P. Morgan GBI-EMSM Global Diversified Index (50%), the J.P. Morgan EMBISM Global Diversified Index (25%), and the J.P. Morgan CEMBISM Broad Diversified Index (25%). The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The MSCI® Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of March 31, 2018 the MSCI® Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. For this index, the dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI Emerging Markets Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses. It is not possible to invest directly in an index.

[5]	The J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 14 emerging countries. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[6]	The J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 50 emerging countries. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[7]	The J.P. Morgan CEMBISM Broad Diversified Index (Gross, USD, Unhedged) tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging markets countries. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[8]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public

44

FUND BASICS

offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

STANDARDIZED TOTAL RETURNS[9]
For the period ended 3/31/18	One Year	Since Inception	Inception Date
Class A	4.37%	0.89%	5/31/13
Class C	7.58	1.17	5/31/13
Institutional	9.87	2.26	5/31/13
Investor	9.79	2.14	5/31/13
Class R	9.16	1.68	5/31/13
Class R6	N/A	4.15	11/30/17

[9]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

45

FUND BASICS

EXPENSE RATIOS[10]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.20%	2.45%
Class C	1.96	3.20
Institutional	0.86	2.11
Investor	0.96	2.20
Class R	1.45	2.70
Class R6	0.85	2.10

[10]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least November 30, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[11]
	Percentage of Net Assets
	as of 3/31/18	as of 3/31/17
China	8.3%	0.9%
South Korea	5.5	0.0
Peru	3.3	4.6
Brazil	2.9	8.1
Hong Kong	2.6	0.0
South Africa	2.4	4.9
Argentina	1.1	4.7
Russia	1.1	5.1
Japan	1.1	1.1
Mexico	1.0	3.5
Other	6.6	54.2

[11]	The percentage shown for each country reflects the value of investments in that country as a percentage of net assets. The table does not include investments in other investment companies of 61.70% as of 3/31/18 and 2.8% as of 3/31/17. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

46

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Performance Summary

March 31, 2018

The following graph shows the value, as of March 31, 2018, of a $1,000,000 investment made on May 31, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Total Emerging Markets Income Fund Composite Index, which is comprised of the MSCI® Emerging Markets Index (Net, USD, Unhedged) (40%), the J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged) (20%), the J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) (20%), and the J.P. Morgan CEMBISM Broad Diversified Index (Gross, USD, Unhedged) (20%), is shown. The performance of the Fund’s former benchmark, the Dynamic Emerging Markets Debt Fund Composite Index, is also shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Total Emerging Markets Income Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from May 31, 2013 through March 31, 2018.

Average Annual Total Return through March 31, 2018	One Year	Since Inception
Class A (Commenced May 31, 2013)
Excluding sales charges	9.29%	1.85%
Including sales charges	4.37%	0.89%

Class C (Commenced May 31, 2013)
Excluding contingent deferred sales charges	8.61%	1.17%
Including contingent deferred sales charges	7.58%	1.17%

Institutional (Commenced May 31, 2013)	9.87%	2.26%

Investor (Commenced May 31, 2013)	9.79%	2.14%

Class R (Commenced May 31, 2013)	9.16%	1.68%

Class R6 (Commenced November 30, 2017)	N/A	4.15%*

*	Total return for periods of less than one year represents cumulative total return.

47

FUND RESULTS

Goldman Sachs U.S. Mortgages Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs U.S. Mortgages Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Investor, Separate Account Institutional and Class R6 Shares generated average annual total returns, without sales charges, of -0.10%, 0.24%, 0.15%, 0.24% and 0.16%, respectively. These returns compare to the 0.79% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Securitized Bond Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the U.S. mortgage markets as a whole during the Reporting Period?

A	For the Reporting Period overall, agency mortgage-backed securities recorded slightly positive returns and outperformed duration-equivalent U.S. Treasury securities.

During the second quarter of 2017 when the Reporting Period began, agency mortgage-backed securities modestly underperformed duration-equivalent U.S. Treasury securities. The Federal Reserve (the “Fed”) signaled it would begin trimming its balance sheet later in 2017 by reducing its holdings of agency mortgage-backed securities and U.S. Treasury securities. The Fed’s action was expected to increase the market’s supply of agency mortgage-backed securities, leading to their underperformance.

During the third quarter of 2017, agency mortgage-backed securities outperformed duration-equivalent U.S. Treasury securities due to low volatility and a sell-off in the U.S. Treasury market. Firm demand, particularly from real estate investment trusts, also supported agency mortgage-backed securities. At its September 2017 policy meeting, the Fed formally announced it would begin decreasing the reinvestment of the principal payments on its holdings of agency mortgage-backed securities and U.S. Treasuries.

Investor reaction was relatively muted given how much guidance it had received from the Fed earlier in 2017.

In the fourth calendar quarter, agency mortgage-backed securities slightly outperformed duration-equivalent U.S. Treasury securities, supported by strong investor demand and low interest rate volatility. In October, as previously announced, the Fed started to trim its balance sheet.

In the first quarter of 2018, agency mortgage-backed securities underperformed duration-equivalent U.S. Treasury securities, as interest rate volatility increased and heightened trade tensions boosted demand for U.S. Treasuries. Subdued demand for agency mortgage-backed securities from banks and from the Fed also contributed to the underperformance of the sector.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, individual issue selection detracted from the Fund’s relative performance. On the other hand, the Fund benefited from our cross-sector strategy, through which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration strategy also added modestly to returns. (The duration strategy is implemented via bonds as well as interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates.) Conversely, the Fund’s yield curve positioning strategy hurt relative results during the Reporting Period. (Yield curve is a spectrum of maturities.)

Q	Which segments of the U.S. mortgage-backed securities sector most significantly affected Fund performance?

A	Individual issue selection among Ginnie Mae (Government National Mortgage Association or “GNMA”) mortgage-

48

FUND RESULTS

backed securities hurt the Fund’s relative performance during the first nine months of the Reporting Period, as GNMA mortgage-backed securities materially underperformed conventional agency mortgage-backed securities. On the positive side, issue selection within asset-backed securities (“ABS”) added to relative returns during the Reporting Period overall.

Within our cross-sector strategy, the Fund benefited from an underweight position relative to the Index in agency mortgage-backed securities. Most of the gains occurred during the first quarter of 2018 when the sector posted weak results amid increased interest rate volatility and soft demand from banks and from the Fed. In addition, the Fund was helped by its overweight positions in ABS, specifically exposure to Federal Family Education Loan Program (“FFELP”) student loan ABS, and in collateralized loan obligations (“CLOs”), as their spreads (yield differentials to equivalent-duration U.S. Treasury securities) tightened due to their strong credit protection and improving fundamentals. Conversely, the Fund was hampered by its underweight in commercial mortgage-backed securities (“CMBS”), as their spreads narrowed. An overweight in higher-coupon agency mortgage-backed securities also detracted from the Fund’s relative performance as the yield curve flattened, which benefited lower-coupon agency mortgage-backed securities. (A flatter yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows; opposite of steeper yield curve.) The Fund retraced some of these losses during the first quarter of 2018 when interest rate volatility increased and higher-coupon agency mortgage-backed securities outperformed lower-coupon agency mortgage-backed securities. Also contributing positively to Fund returns was an underweight compared to the Index in 15-year agency mortgage-backed securities, as the yield curve flattened during the first quarter of 2018.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration strategy, wherein it held a short duration position on the U.S. Treasury yield curve, added modestly to returns during the Reporting Period. Although this positioning detracted in the second and third quarters of 2017 as long-term yields fell on receding inflation fears, it added to performance for the Reporting Period overall as the Fed continued to raise short-term interest rates on the back of strengthening U.S. economic data.

The Fund’s yield curve positioning strategy detracted from results, as the Fund was positioned for a steepening yield curve but the U.S. Treasury yield curve flattened during the Reporting Period as a whole.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used U.S. Treasury and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to hedge interest rate exposure and express a relative term structure view. (Term structure, most often depicted as a yield curve, refers to the terms structure of interest rates, which is the relationship between the yield to the maturity and the time to maturity for pure discount bonds.) The Fund used mortgage-backed securities forward agreements (known as “TBAs”) to efficiently manage certain of its mortgage-backed securities positions. It used interest only and inverse interest-only securities to manage the Fund’s exposure to agency mortgage-backed securities. The Fund utilized swaptions to hedge volatility and yield curve risks in the Fund and/or to express tactical views on rate markets. The Fund also employed index total return swaps to efficiently manage the Fund’s mortgage-backed securities exposure. Additionally, a specialized index of credit default swaps (“CMBX”) was used to manage the CMBS beta of the Fund on an active basis and to hedge the Fund’s CMBS exposure. The use of these derivatives and similar instruments had a negative impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s short duration position on the U.S. Treasury yield curve because we thought the Fed policymakers would decide to raise interest rates a total of four times during 2018. We maintained the Fund’s underweight position in agency mortgage-backed securities, as we expect the sector to underperform in the near term due to rising interest rates, muted bank and Fed demand and a heavy supply schedule.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was underweight relative to the Index in agency pass-through

49

FUND RESULTS

mortgage securities. (Pass-through mortgage securities consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the mortgage servicer through a government agency or investment bank to investors.) The Fund was also underweight CMBS given that we think the U.S. is in the late stage of the credit cycle. In addition, at the end of the Reporting Period, the Fund was overweight CLOs because we believe they offered an attractive yield pick-up versus other segments of the mortgage-backed securities sector. Lastly, the Fund was overweight ABS. More specifically, it held positions in FFELP student loan ABS, which are not represented in the Index, because of what we consider their strong credit protection and attractive yields. We maintained the Fund’s overweight in higher-coupon mortgage-backed securities and its underweight in lower-coupon mortgage-backed securities at the end of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective February 7, 2018, Thomas D. Teles no longer served as a portfolio manager for the Fund, as he retired from the firm. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. The portfolio managers for the Fund are Matthew T. Kaiser, Christopher J. Hogan, Christopher J. Creed and Peter D. Dion.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected interest rates to continue rising, as U.S. economic strength, bolstered by the fiscal stimulus of the 2017 tax reform law, and favorable financial conditions are likely to result in additional Fed rate hikes. We plan to maintain the Fund’s underweight in agency mortgage-backed securities given that spreads are likely to widen, in our view, as the Fed continues to reduce its holdings of agency mortgage-backed securities and as supply increases during the seasonally strong summer months. Within agency mortgage-backed securities, we expect to maintain the Fund’s overweight in higher-coupon issues and its underweight in lower-coupon issues. In the securitized sector, the Fund has an emphasis on high quality floating rate securities, especially senior CLOs and FFELP ABS. At the end of the Reporting Period, the Fund was also overweight residential mortgage-backed securities because we see strength in the U.S. housing market and due to negative net supply.

50

FUND BASICS

U.S. Mortgages Fund

as of March 31, 2018

PERFORMANCE REVIEW
April 1, 2017– March 31, 2018	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Securitized Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.10%	0.79%	2.00%	2.07%
Institutional	0.24	0.79	2.41	2.49
Investor	0.15	0.79	2.32	2.40
Separate Account Institutional	0.24	0.79	2.41	2.48
Class R6	0.16	0.79	2.42	2.50

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Securitized Bond Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

51

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.87%	0.72%	3.01%	3.19%	11/3/03
Institutional	0.24	1.84	3.77	3.84	11/3/03
Investor	0.15	1.72	N/A	2.45	7/29/11
Separate Account Institutional	0.24	1.83	3.76	3.85	11/3/03
Class R6	0.16	N/A	N/A	1.07	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual return figures shown. Because Institutional, Investor, Separate Account Institutional and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.79%	0.90%
Institutional	0.45	0.56
Investor	0.54	0.65
Separate Account Institutional	0.45	0.56
Class R6	0.44	0.55

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least November 30, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

52

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial papers. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

53

GOLDMAN SACHS U.S. MORTGAGES FUND

Performance Summary

March 31, 2018

The following graph shows the value, as of March 31, 2018, of a $1,000,000 investment made on April 1, 2008 in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Securitized Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Institutional, Investor, and Class R6 Shares will vary from Separate Account Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

U.S. Mortgages Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2008 through March 31, 2018.

Average Annual Total Return through March 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced November 3, 2003)
Excluding sales charges	-0.10%	1.49%	3.41%	3.46%
Including sales charges	-3.87%	0.72%	3.01%	3.19%

Institutional (Commenced November 3, 2003)	0.24%	1.84%	3.77%	3.84%

Investor (Commenced July 29, 2011)	0.15%	1.72%	N/A	2.45%

Separate Account Institutional (Commenced November 3, 2003)	0.24%	1.83%	3.76%	3.85%

Class R6 (Commenced July 31, 2015)	0.16%	N/A	N/A	1.07%

54

INDEX DEFINITIONS

Index Definitions

The Markit iBoxx USD Liquid Leveraged Loan Index is composed of approximately 100 of the most liquid, tradable leveraged loans.

CDX is an index based on a basket of North American single-name high yield credit default swaps.

55

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2018

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – 63.9%
Argentina – 7.9%
	Bonos de la Nacion Argentina con Ajuste por CER (NR/NR)
ARS	49,034,653	3.750%		02/08/19	$2,455,231
	13,000,000	4.000		03/06/20	682,827
	Province of Santa Fe (NR/B2)
	2,670,000	7.000	(a)	03/23/23	2,760,113
	1,850,000	7.000		03/23/23	1,912,438
	Provincia de Buenos Aires (B+/B2)(b)
EUR	224,999	4.000		05/01/20	278,719
	Provincia de Cordoba (B+/B2)
	2,090,000	7.450		09/01/24	2,199,725
	Provincia de la Rioja (B+/NR)(a)
	5,880,000	9.750		02/24/25	6,218,100
	Republic of Argentina (NR/NR)(c)
ARS	292,840,000	27.935		06/21/20	15,382,170
	Republic of Argentina (NR/B2)
	3,454,694	2.500		07/22/21	164,225
	90,000	15.500		10/17/26	4,399
	Republic of Argentina (B+/NR)
EUR	13,417,011	7.820		12/31/33	18,428,123
	5,005,276	8.280		12/31/33	5,343,132
	5,360,000	7.125	(a)(d)	06/28/17	4,925,840
	Republic of Argentina (B+/B2)
	12,430,000	5.875		01/11/28	11,696,630
EUR	13,360,000	3.375		01/15/23	16,253,871
	12,400,000	7.500		04/22/26	13,249,400
EUR	4,410,000	5.000		01/15/27	5,270,278
	18,240,000	6.875		01/26/27	18,604,800
EUR	13,560,000	5.250		01/15/28	16,246,919
	2,559,553	7.820		12/31/33	3,547,013
	20,500,000	7.125		07/06/36	19,803,000
EUR	2,710,000	2.260	(b)	12/31/38	2,295,816
	20,180,000	2.500	(b)	12/31/38	13,439,880
EUR	2,050,000	6.250		11/09/47	2,333,240
	12,020,000	6.875		01/11/48	10,938,200
	Republic of Argentina (NR/NR)(c) (Argentina Deposit Rates + 2.000%)
ARS	50,805,000	24.938		04/03/22	2,584,489
	Republic of Argentina (B+/NR)(c) (Argentina Deposit Rates + 2.500%)
	15,600,000	25.499		03/11/19	785,976
	Republic of Argentina (NR/B2)(c) (Argentina Deposit Rates + 3.250%)
	87,700,000	26.188		03/29/24	4,354,738
	Republic of Argentina (B+/NR)(c) (Argentina Deposit Rates + 3.250%)
	18,350,000	26.251		03/01/20	947,550
	Republic of Argentina (NR/B2)(c) (Argentina Deposit Rates + 3.830%)
	32,930,000	26.832		05/31/22	1,663,188

					204,770,030

Belize(a)(b) – 0.1%
	Republic of Belize (B-/B3)
	2,446,500	4.938		02/20/34	1,455,667

Bermuda(a)(e) – 0.2%
	Bermuda Government Bond (A+/A2)
	4,600,000	3.717		01/25/27	4,485,000

Sovereign Debt Obligations – (continued)
Brazil – 0.4%
	Brazil Notas do Tesouro Nacional (BB-/Ba2)
BRL	25,518,000	10.000		01/01/27	7,942,909
	7,541,044	6.000		08/15/40	2,552,146

					10,495,055

Bulgaria – 0.3%
	Republic of Bulgaria (BBB-/Baa2)
EUR	5,426,000	3.125		03/26/35	7,285,643

Chile – 0.4%
	Republic of Chile (A+/NR)
	5,620,000	3.860		06/21/47	5,479,500
	Republic of Chile (A+/Aa3)(e)
	5,770,000	3.240		02/06/28	5,654,600

					11,134,100

Colombia(e) – 0.8%
	Republic of Colombia (BBB-/Baa2)
	9,380,000	2.625		03/15/23	8,969,625
	3,340,000	4.500	(f)	01/28/26	3,461,075
	7,275,000	5.000		06/15/45	7,365,937

					19,796,637

Costa Rica – 0.9%
	Republic of Costa Rica (BB-/Ba2)
	390,000	9.995		08/01/20	435,825
	2,750,000	5.625	(a)	04/30/43	2,481,875
	2,190,000	5.625		04/30/43	1,976,475
	8,530,000	7.158		03/12/45	8,956,500
	9,280,000	7.158	(a)	03/12/45	9,744,000

					23,594,675

Croatia – 0.2%
	Republic of Croatia (BB+/Ba2)
EUR	1,157,000	3.875		05/30/22	1,580,229
	280,000	5.500		04/04/23	300,300
EUR	2,160,000	3.000		03/20/27	2,803,949

					4,684,478

Dominican Republic – 3.9%
	Dominican Republic (NR/NR)
DOP	20,700,000	16.000		07/10/20	483,702
DOP	13,900,000	11.500		05/10/24	304,785
	8,900,000	18.500	(a)	02/04/28	259,293
	134,200,000	11.375		07/06/29	2,862,010
	Dominican Republic (BB-/Ba3)
	1,532,000	7.500		05/06/21	1,633,495
	1,250,000	6.600		01/28/24	1,357,813
	12,530,000	5.875		04/18/24	13,140,837
	13,172,000	5.500		01/27/25	13,501,300
	1,740,000	6.875	(a)	01/29/26	1,927,050
	2,960,000	6.875		01/29/26	3,278,200
	1,550,000	5.950	(a)	01/25/27	1,629,438
	5,730,000	5.950		01/25/27	6,023,663
	1,500,000	8.625		04/20/27	1,768,125
	4,376,000	7.450		04/30/44	4,977,700
	5,550,000	7.450	(a)	04/30/44	6,313,125
	15,860,000	6.850	(a)	01/27/45	17,089,150

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Dominican Republic – (continued)
	$6,599,000	6.850%		01/27/45	$7,110,422
	17,070,000	6.500	(a)	02/15/48	17,731,462

					101,391,570

Ecuador – 4.1%
	Ecuador Government International Bond (B-/NR)
	8,550,000	10.750		03/28/22	9,469,125
	15,464,000	7.950		06/20/24	15,541,320
	12,740,000	9.650	(a)	12/13/26	13,619,060
	7,740,000	9.650		12/13/26	8,274,060
	16,260,000	9.625	(a)	06/02/27	17,357,550
	25,470,000	8.875	(a)	10/23/27	25,992,135
	17,620,000	7.875	(a)	01/23/28	16,915,200

					107,168,450

Egypt – 1.1%
	Egypt Government International Bond (B-/B3)(a)
	13,020,000	7.903		02/21/48	13,703,550
	Republic of Egypt (NR/B3)
	4,760,000	6.125		01/31/22	4,932,550
	8,240,000	8.500		01/31/47	9,187,600

					27,823,700

El Salvador – 0.4%
	El Salvador Government International Bond (CCC+/B3)
	1,550,000	7.375		12/01/19	1,619,750
	2,650,000	7.750	(g)	01/24/23	2,885,187
	10,000	5.875		01/30/25	9,825
	2,310,000	6.375		01/18/27	2,289,788
	800,000	8.625	(a)	02/28/29	920,000
	1,580,000	8.250		04/10/32	1,771,575

					9,496,125

Ghana – 0.2%
	Republic of Ghana (NR/B1)
	3,330,000	10.750		10/14/30	4,353,975
	Republic of Ghana (B-/B3)
	400,000	7.875		08/07/23	437,000

					4,790,975

Guatemala – 1.8%
	Republic of Guatemala (BB-/Ba1)
	3,300,000	5.750	(a)	06/06/22	3,477,375
	5,740,000	5.750		06/06/22	6,048,525
	6,440,000	4.500	(a)	05/03/26	6,367,550
	7,730,000	4.500		05/03/26	7,643,037
	750,000	4.375		06/05/27	726,563
	11,300,000	4.375	(a)	06/05/27	10,946,875
	10,350,000	4.875		02/13/28	10,311,187

					45,521,112

Honduras – 0.7%
	Republic of Honduras (BB-/B1)
	6,018,000	8.750		12/16/20	6,649,890
	8,410,000	8.750	(a)	12/16/20	9,293,050
	1,310,000	7.500	(a)	03/15/24	1,444,275
	200,000	7.500		03/15/24	220,500

					17,607,715

Sovereign Debt Obligations – (continued)
Hungary – 1.9%
	Hungary Government Bond (BBB-/Baa3)
EUR	7,270,000	5.750		06/11/18	9,057,186
	28,770,000	6.250		01/29/20	30,424,275
	3,680,000	6.375		03/29/21	4,011,200
	2,950,000	5.750		11/22/23	3,259,750
	MFB Magyar Fejlesztesi Bank Zrt (NR/Baa3)(a)(h)
	2,510,000	6.250		10/21/20	2,685,700

					49,438,111

Indonesia – 9.1%
	Perusahaan Penerbit SBSN (NR/Baa3)
	2,550,000	3.400	(a)	03/29/22	2,521,695
	3,190,000	4.350		09/10/24	3,242,954
	25,210,000	4.150	(a)	03/29/27	24,957,900
	1,440,000	4.150		03/29/27	1,425,600
	Perusahaan Penerbit SBSN (BBB-/Baa3)
	360,000	3.300		11/21/22	352,800
	8,259,000	4.325		05/28/25	8,320,942
	6,720,000	4.325	(a)	05/28/25	6,770,400
	1,130,000	4.550	(a)	03/29/26	1,154,013
	15,550,000	4.550		03/29/26	15,880,437
	Perusahaan Penerbit SBSN Indonesia III (BBB-/Baa3)(a)
	41,520,000	4.400		03/01/28	41,831,400
	Republic of Indonesia (NR/Baa3)
	5,850,000	4.350	(a)	01/08/27	5,937,750
	850,000	5.250	(a)	01/08/47	902,063
	8,740,000	5.250		01/08/47	9,275,325
	Republic of Indonesia (BBB-/Baa3)
	8,785,000	5.875		03/13/20	9,264,661
EUR	620,000	2.625	(a)	06/14/23	809,605
	610,000	5.375		10/17/23	655,506
	24,054,000	5.875		01/15/24	26,404,076
	13,070,000	4.125		01/15/25	13,151,687
EUR	11,110,000	3.375		07/30/25	15,020,238
	15,380,000	4.750	(a)	01/08/26	16,052,875
EUR	2,430,000	3.750	(a)	06/14/28	3,378,692
	9,760,000	3.750		06/14/28	13,570,384
	330,000	6.625		02/17/37	399,300
	9,039,000	5.250		01/17/42	9,513,547
	1,340,000	4.625		04/15/43	1,314,875
	1,560,000	6.750		01/15/44	1,961,700
	1,510,000	5.125		01/15/45	1,570,400
	552,000	5.950		01/08/46	639,630

					236,280,455

Ivory Coast – 0.1%
	Republic of Ivory Coast (NR/Ba3)
	1,510,000	6.375		03/03/28	1,521,325

Kenya – 1.4%
	Kenya Government International Bond (B+/NR)(a)
	5,830,000	7.250		02/28/28	6,099,637
	3,910,000	8.250		02/28/48	4,188,588
	Republic of Kenya (B+/NR)
	720,000	6.875	(a)	06/24/24	753,300
	23,911,000	6.875		06/24/24	25,016,884

					36,058,409

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Kuwait – 0.6%
	Letras Banco Central Argentina (NR/NR)
ARS	224,150,000	0.000%		05/16/18	$10,669,717
	Republic of Kuwait (AA/NR)
	2,880,000	3.500		03/20/27	2,826,000
	1,540,000	3.500	(a)	03/20/27	1,511,125

					15,006,842

Macedonia – 1.1%
	Macedonia Government International Bond (BB-/NR)
EUR	10,480,000	2.750	(a)	01/18/25	12,878,994
	440,000	2.750		01/18/25	540,721
	Republic of Macedonia (BB-/NR)
	216,000	3.975		07/24/21	285,046
	5,640,000	5.625	(a)	07/26/23	8,090,310
	5,220,000	5.625		07/26/23	7,487,840

					29,282,911

Mexico – 1.3%
	United Mexican States (BBB+/A3)
	8,690,000	3.750		01/11/28	8,398,885
	2,118,000	4.750		03/08/44	2,050,224
	4,280,000	4.350		01/15/47	3,916,200
	17,630,000	4.600		02/10/48	16,660,350
	2,332,000	5.750	(i)	10/12/10	2,378,640

					33,404,299

Mongolia – 0.1%
	Republic of Mongolia (B-/B3)
	2,049,000	5.125		12/05/22	1,998,595
	1,140,000	5.625	(a)	05/01/23	1,124,610

					3,123,205

Montenegro(a) – 0.1%
	Republic of Montenegro (B+/B1)
EUR	1,360,000	3.875		03/18/20	1,736,165

Nigeria – 2.3%
	Nigeria Government International Bond (B/B2)
	7,380,000	7.143	(a)	02/23/30	7,656,750
	590,000	7.143		02/23/30	612,125
	13,190,000	7.696	(a)	02/23/38	13,882,475
	Republic of Nigeria (B/NR)
	493,000	6.750		01/28/21	519,129
	4,770,000	6.375		07/12/23	5,014,462
	Republic of Nigeria (B/B2)
	2,560,000	5.625		06/27/22	2,613,760
	8,510,000	6.500	(a)	11/28/27	8,637,650
	2,260,000	7.875	(a)	02/16/32	2,457,750
	12,490,000	7.875		02/16/32	13,582,875
	4,060,000	7.625	(a)	11/28/47	4,212,250

					59,189,226

Pakistan – 1.2%
	Islamic Republic of Pakistan (B/B3)
	2,290,000	8.250		04/15/24	2,381,600
	30,920,000	6.875	(a)	12/05/27	29,180,750

					31,562,350

Sovereign Debt Obligations – (continued)
Panama – 0.0%
	Panama Notas del Tesoro (BBB/NR)
	920,000	4.875		02/05/21	968,414

Paraguay – 1.6%
	Paraguay Government International Bond (BB/NR)(a)
	4,900,000	5.600		03/13/48	5,022,500
	Republic of Paraguay (BB/Ba1)
	12,098,000	4.625		01/25/23	12,460,940
	3,930,000	5.000	(a)	04/15/26	4,092,113
	3,445,000	5.000		04/15/26	3,587,106
	11,880,000	4.700	(a)	03/27/27	12,028,500
	4,290,000	6.100		08/11/44	4,633,200

					41,824,359

Philippines – 0.1%
	Philippine Government International Bond (BBB/Baa2)
	3,270,000	3.000		02/01/28	3,114,675

Romania – 1.3%
	Republic of Romania (BBB-/Baa3)
	4,090,000	6.750		02/07/22	4,550,125
	1,850,000	4.375		08/22/23	1,898,562
EUR	4,370,000	2.375	(a)	04/19/27	5,471,164
	2,280,000	3.875		10/29/35	3,022,846
	9,740,000	3.875	(a)	10/29/35	12,913,385
	Romanian Government International Bond (BBB-/Baa3)
	3,220,000	3.375	(a)	02/08/38	3,962,048
EUR	720,000	3.375		02/08/38	885,924

					32,704,054

Russia – 1.6%
	Russian Federation Bond (NR/NR)
	33,000,000	4.750		05/27/26	34,204,500
	3,400,000	4.250	(a)	06/23/27	3,384,700
	1,800,000	5.250	(a)	06/23/47	1,797,300
	Russian Federation Bond (BBB-/Ba1)
	800,000	4.500	(a)	04/04/22	824,000
	2,000,000	4.875	(a)	09/16/23	2,105,000
	200,000	4.875		09/16/23	210,500

					42,526,000

Senegal(a) – 0.4%
	Senegal Government International Bond (B+/Ba3)
EUR	9,260,000	4.750		03/13/28	11,408,207

South Africa – 4.5%
	Republic of South Africa (NR/Baa3)
	7,960,000	4.850		09/27/27	7,880,400
	26,350,000	5.650		09/27/47	26,086,500
	Republic of South Africa (BB/Baa3)
	2,700,000	4.665		01/17/24	2,718,549
	29,125,000	5.875		09/16/25	31,018,125
	260,000	4.300		10/12/28	243,750
	Republic of South Africa (BB+/Baa3)
ZAR	32,070,000	8.000		01/31/30	2,634,577
	80,030,000	7.000		02/28/31	5,998,095
	249,080,000	8.250		03/31/32	20,522,837
	28,560,000	8.875		02/28/35	2,451,265
	54,550,000	6.250		03/31/36	3,583,984

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
South Africa – (continued)
ZAR	64,840,000	9.000%		01/31/40	$5,553,107
	16,040,000	6.500		02/28/41	1,046,663
	96,980,000	8.750		01/31/44	8,076,468

					117,814,320

Sri Lanka – 2.2%
	Republic of Sri Lanka (B+/B1)
	360,000	6.000		01/14/19	366,264
	1,180,000	6.000	(a)	01/14/19	1,200,532
	1,222,000	6.250	(a)	10/04/20	1,267,214
	1,260,000	6.250		10/04/20	1,306,620
	7,814,000	6.250		07/27/21	8,097,257
	7,300,000	5.750	(a)	01/18/22	7,402,930
	9,690,000	6.125		06/03/25	9,655,310
	14,070,000	6.850		11/03/25	14,597,625
	7,600,000	6.850	(a)	11/03/25	7,885,000
	3,870,000	6.825		07/18/26	3,990,938
	280,000	6.200		05/11/27	275,450

					56,045,140

Suriname – 0.5%
	Republic of Suriname (B/B2)
	6,370,000	9.250	(a)	10/26/26	6,529,250
	7,486,000	9.250		10/26/26	7,673,150

					14,202,400

Tunisia – 0.0%
	Banque Centrale de Tunisie International Bond (NR/B2)
EUR	610,000	5.625		02/17/24	765,586

Turkey – 5.3%
	Republic of Turkey (NR/Ba2)
	2,990,000	3.250		03/23/23	2,773,225
	21,863,000	5.750		03/22/24	22,409,575
EUR	8,370,000	3.250		06/14/25	10,337,485
	4,346,000	4.250		04/14/26	3,960,293
	5,050,000	4.875		10/09/26	4,778,563
	5,521,000	6.000		03/25/27	5,610,716
	1,330,000	5.125		02/17/28	1,256,850
	18,050,000	4.875		04/16/43	14,575,375
	26,450,000	5.750		05/11/47	23,573,562
	6,700,000	7.000		06/05/20	7,102,000
	18,866,000	6.250		09/26/22	19,997,960
	10,539,000	7.375		02/05/25	11,685,116
	3,100,000	6.875		03/17/36	3,220,125
	450,000	6.750		05/30/40	459,000
	6,550,000	6.000		01/14/41	6,124,250

					137,864,095

Ukraine – 1.1%
	Ukraine Government Bond (B-/Caa2)
	1,440,000	7.750		09/01/21	1,513,440
	2,260,000	7.750		09/01/22	2,358,310
	6,200,000	7.750		09/01/23	6,423,200
	10,180,000	7.750		09/01/24	10,495,580
	8,710,000	7.750		09/01/25	8,966,945
	100,000	7.750		09/01/27	102,650

					29,860,125

Sovereign Debt Obligations – (continued)
United Arab Emirates – 1.6%
	Abu Dhabi Government International Bond (AA/NR)
	8,910,000	2.125		05/03/21	8,660,520
	8,730,000	2.500	(a)	10/11/22	8,413,538
	9,110,000	3.125		05/03/26	8,779,762
	13,520,000	3.125	(a)	10/11/27	12,769,640
	4,110,000	4.125	(a)	10/11/47	3,853,125

					42,476,585

Venezuela(j) – 0.3%
	Republic of Venezuela (D/C)
	410,000	6.000		12/09/20	120,950
	12,823,600	8.250		10/13/24	3,782,962
	8,300,000	7.650		04/21/25	2,448,500
	8,365,000	9.250		05/07/28	2,467,675

					8,820,087

Vietnam – 0.4%
	Debt and Asset Trading Corp. (NR/NR)(e)
	1,960,000	1.000		10/10/25	1,364,934
	Socialist Republic of Vietnam (BB-/B1)(a)
	7,980,000	6.750		01/29/20	8,425,284

					9,790,218

Zambia – 0.4%
	Republic of Zambia (B/NR)
	1,722,000	5.375		09/20/22	1,635,900
	970,000	8.500		04/14/24	1,016,075
	6,790,000	8.970		07/30/27	7,171,937

					9,823,912

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $1,632,060,509)				1,658,112,407

Corporate Obligations – 26.4%
Argentina(e) – 0.1%
	Cablevision SA (NR/B2)
	$1,600,000	6.500	%(a)	06/15/21	$1,668,000
	1,210,000	6.500		06/15/21	1,261,425

					2,929,425

Brazil – 0.9%
	Banco do Brasil SA (CCC+/NR)(c)(e) (10 year CMT + 4.398%)
	6,550,000	6.250		10/29/49	5,927,750
	Banco do Brasil SA (CCC+/B2)(c)(e) (10 year CMT + 6.362%)
	8,360,000	9.000		06/29/49	8,948,210
	Itau Unibanco Holding SA (NR/B2)(a)(c)(e) (10 year CMT + 3.981%)
	5,620,000	6.125		12/12/49	5,500,575
	Samarco Mineracao SA (NR/WR)(j)
	2,735,000	4.125		11/01/22	1,997,945
	780,000	5.750		10/24/23	568,643
	220,000	5.375		09/26/24	162,800

					23,105,923

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
British Virgin Islands – 0.1%
	Huarong Finance II Co. Ltd.
	$1,670,000	5.500%		01/16/25	$1,745,971
	1,000,000	5.000		11/19/25	1,011,250
	Wanda Properties International Co. Ltd. (B+/Ba3)
	280,000	7.250		01/29/24	285,600

					3,042,821

Burundi – 0.2%
	Eastern and Southern African Trade and Development Bank (NR/Baa3)
	3,990,000	5.375		03/14/22	4,067,805

Chile – 0.8%
	Embotelladora Andina SA (BBB/NR)(a)
	980,000	5.000		10/01/23	1,030,225
	Engie Energia Chile SA (BBB/NR)
	1,270,000	5.625	(a)	01/15/21	1,335,087
	430,000	5.625		01/15/21	452,038
	GNL Quintero SA (BBB/Baa2)
	740,000	4.634		07/31/29	749,250
	5,920,000	4.634	(a)	07/31/29	5,994,000
	Inversiones CMPC SA (BBB-/NR)(e)
	375,000	4.375		05/15/23	381,094
	Inversiones CMPC SA (BBB-/Baa3)
	200,000	4.375		04/04/27	198,750
	Itau CorpBanca (BBB+/A3)
	4,071,000	3.875	(a)	09/22/19	4,101,532
	690,000	3.875		09/22/19	695,175
	Sociedad Quimica y Minera de Chile SA (BBB/Baa1)
	793,000	3.625		04/03/23	790,026
	3,991,000	4.375	(a)(e)	01/28/25	4,038,593
	290,000	4.375	(e)	01/28/25	293,458

					20,059,228

China(e) – 0.5%
	China Evergrande Group (NR/B2)
	2,930,000	8.250		03/23/22	3,014,237
	China Evergrande Group (B-/B2)
	3,150,000	8.750		06/28/25	3,150,000
	Kaisa Group Holdings Ltd. (NR/NR)
	1,660,000	8.500		06/30/22	1,552,100
	6,410,000	9.375		06/30/24	5,993,350

					13,709,687

Colombia – 0.6%
	Banco de Bogota SA (NR/Ba2)(a)
	13,770,000	6.250		05/12/26	14,458,500
	Banco de Bogota SA (BB+/Baa2)(a)
	460,000	4.375		08/03/27	442,750
	Ecopetrol SA (BBB-/Baa3)
	1,700,000	7.625		07/23/19	1,793,500

					16,694,750

Costa Rica – 0.4%
	Banco de Costa Rica (NR/Ba2)(h)
	1,010,000	5.250		08/12/18	1,018,787
	4,870,000	5.250	(a)	08/12/18	4,912,369

Corporate Obligations – (continued)
Costa Rica – (continued)
	Banco Nacional de Costa Rica (NR/Ba2)
	380,000	4.875		11/01/18	380,380
	3,000,000	4.875	(a)	11/01/18	3,003,000
	1,030,000	6.250	(a)	11/01/23	1,063,475

					10,378,011

Dominican Republic(a)(e) – 0.3%
	Aeropuertos Dominicanos Siglo XXI SA (BB-/Ba3)
	6,150,000	6.750		03/30/29	6,665,063

Ecuador(h) – 0.1%
	EP PetroEcuador via Noble Sovereign Funding I Ltd. (B-/NR)(c) (3M USD LIBOR + 5.630%)
	1,571,316	7.925		09/24/19	1,575,244
	Petroamazonas EP (NR/NR)(a)
	1,120,000	4.625		11/06/20	1,075,200

					2,650,444

France(a)(e) – 0.1%
	CMA CGM SA (B-/B3)
EUR	1,430,000	5.250		01/15/25	1,580,422

Guatemala(a)(e) – 0.1%
	Central American Bottling Corp. (BB/Ba2)
	3,210,000	5.750		01/31/27	3,286,238

Hong Kong – 0.2%
	CNAC HK Finbridge Co. Ltd. (BBB/NR)
	5,400,000	4.125		07/19/27	5,096,250

India – 0.8%
	Greenko Investment Co. (B+/NR)
	4,260,000	4.875	(a)(e)	08/16/23	4,036,350
	200,000	4.875		08/16/23	189,500
	Hindustan Petroleum Corp. Ltd. (NR/Baa2)
	3,520,000	4.000		07/12/27	3,374,800
	NTPC Ltd. (BBB-/NR)
EUR	2,000,000	2.750		02/01/27	2,504,839
	Reliance Industries Ltd. (BBB+/Baa2)
	1,090,000	4.125		01/28/25	1,083,992
	7,640,000	3.667	(a)	11/30/27	7,219,800
	1,430,000	3.667		11/30/27	1,351,350

					19,760,631

Ireland – 0.8%
	Credit Bank of Moscow Via CBOM Finance PLC (BB-/Ba3)(a)
	3,010,000	5.550		02/14/23	2,957,325
	Credit Bank of Moscow Via CBOM Finance PLC (NR/NR)(c)(e) (5 year USD Swap + 5.416%)
	710,000	7.500		10/05/27	660,300
	Credit Bank of Moscow Via CBOM Finance PLC (NR/Caa2)(c)(e) (5 year USD Swap + 6.942%)
	5,740,000	8.875		08/10/66	5,209,050
	Phosagro OAO Via Phosagro Bond Funding DAC (BBB-/Baa3)(a)
	10,950,000	3.949		04/24/23	10,727,715

					19,554,390

Isle Of Man – 0.3%
	Gohl Capital Ltd. (NR/Baa1)
	8,510,000	4.250		01/24/27	8,371,713

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Israel(a) – 0.0%
	Delek & Avner Tamar Bond Ltd. (BBB-/Baa3)
	$960,000	3.839%		12/30/18	$960,000

Italy(e) – 0.9%
	Wind Tre SpA (BB-/B1)
EUR	7,200,000	2.625	(a)	01/20/23	7,979,072
	2,830,000	2.625		01/20/23	3,136,219
	1,550,000	3.125	(a)	01/20/25	1,679,173
	10,835,000	5.000	(a)	01/20/26	9,182,662

					21,977,126

Ivory Coast – 0.6%
	Agromercantil Senior Trust (BB-/NR)(a)
	3,420,000	6.250		04/10/19	3,475,575
	Brazil Minas SPE via State of Minas Gerais (BB-/NR)(a)(h)
	6,660,000	5.333		02/15/28	6,643,350
	Comunicaciones Celulares SA Via Comcel Trust (NR/Ba1)(e)
	4,390,000	6.875		02/06/24	4,582,062
	810,000	6.875	(a)	02/06/24	845,438
	Independencia International Ltd. (NR/NR)(a)(j)(k)
	1,277,436	12.000		12/30/16	—

					15,546,425

Jamaica(e) – 0.4%
	Digicel Ltd. (NR/B1)
	3,860,000	6.000	(a)	04/15/21	3,623,575
	2,760,000	6.000		04/15/21	2,590,950
	1,500,000	6.750		03/01/23	1,349,820
	4,300,000	6.750	(a)	03/01/23	3,869,484

					11,433,829

Japan(e) – 0.9%
	SoftBank Group Corp. (BB+/Ba1)
	3,750,000	4.750		09/19/24	3,618,750
EUR	4,200,000	3.125		09/19/25	4,842,828
	SoftBank Group Corp. (B+/Ba3)(c)(5 year USD ICE Swap + 4.226%)
	11,250,000	6.000		12/31/99	10,603,125
	Universal Entertainment Corp. (NR/NR)(l)
	(PIK + 12.000%)
	422,160	12.000		08/24/20	432,714
	(PIK + 8.500%)
	3,894,195	8.500	(a)	08/24/20	3,969,743

					23,467,160

Kazakhstan – 0.5%
	KazMunayGas National Co. JSC (BB-/Baa3)
	11,640,000	9.125		07/02/18	11,818,092

Luxembourg – 1.4%
	Altice Financing SA (BB-/B1)(e)
	1,590,000	6.625		02/15/23	1,574,100
	1,160,000	6.625	(a)	02/15/23	1,148,400
	1,700,000	7.500	(a)	05/15/26	1,666,000
	11,480,000	7.500		05/15/26	11,250,400
	Gazprom OAO Via Gaz Capital SA (BBB-/Baa3)
	6,400,000	9.250	(g)	04/23/19	6,784,000
	410,000	8.625	(g)	04/28/34	531,462
	5,560,000	7.288		08/16/37	6,546,900

Corporate Obligations – (continued)
Luxembourg – (continued)
	Millicom International Cellular SA (NR/Ba2)(a)(e)
	1,070,000	5.125		01/15/28	1,020,512
	Sberbank of Russia Via SB Capital SA (NR/NR)(c)(e)(5 Year CMT + 4.023%)
	4,490,000	5.500		02/26/24	4,537,145
	Tupy Overseas SA (BB-/NR)(e)
	1,600,000	6.625	(a)	07/17/24	1,660,000
	219,000	6.625		07/17/24	227,213

					36,946,132

Mauritius – 0.4%
	MTN Mauritius Investment Ltd. (BB+/Ba1)
	1,120,000	5.373		02/13/22	1,131,200
	283,000	6.500		10/13/26	298,211
	2,040,000	6.500	(a)	10/13/26	2,149,650
	Neerg Energy Ltd. (NR/Ba3)(e)
	3,440,000	6.000	(a)	02/13/22	3,405,600
	3,650,000	6.000		02/13/22	3,613,500

					10,598,161

Mexico – 3.5%
	America Movil SAB de CV (A-/A3)
MXN	19,010,000	6.000		06/09/19	1,015,575
	Banco Mercantil del Norte SA (BB/Ba2)(a)(c)(e) (10 year CMT + 5.353%)
	3,630,000	7.625		12/31/99	3,875,025
	BBVA Bancomer SA (BB+/NR)(a)(c)(e) (5 Year CMT + 2.650%)
	3,930,000	5.125		01/18/33	3,772,800
	Cemex SAB de CV (BB/NR)(a)(e)
EUR	1,730,000	2.750		12/05/24	2,107,391
	Corporacion Geo SA (NR/NR)(j)(k)
	277,766	8.000		04/13/21	—
	Gruma SAB de CV (BBB/NR)(a)(e)
	2,220,000	4.875		12/01/24	2,303,250
	Petroleos Mexicanos (BBB+/Baa3)
	7,349,000	6.375		02/04/21	7,816,580
	35,000	4.875		01/24/22	35,808
	2,610,000	5.375		03/13/22	2,711,137
	290,000	3.500		01/30/23	277,820
EUR	15,380,000	5.125		03/15/23	21,573,721
	7,549,000	6.875		08/04/26	8,301,069
	14,960,000	6.500		03/13/27	15,977,280
EUR	2,650,000	4.875		02/21/28	3,513,395
	610,000	6.375		01/23/45	591,365
	7,887,000	6.750		09/21/47	7,980,698
	1,922,000	6.350	(a)	02/12/48	1,857,132
	Unifin Financiera SAB de CV SOFOM ENR (BB/NR)(a)(e)
	6,720,000	7.375		02/12/26	6,535,200

					90,245,246

Netherlands – 1.6%
	Embraer Netherlands Finance BV (BBB/NR)
	330,000	5.400		02/01/27	348,678
	Embraer Netherlands Finance BV (BBB/Ba1)
	419,000	5.050		06/15/25	431,570

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Netherlands – (continued)
	Greenko Dutch BV (NR/Ba2)(a)(e)
	$1,670,000	4.875%		07/24/22	$1,611,550
	6,890,000	5.250		07/24/24	6,623,012
	GTH Finance BV (BB/Ba2)(e)
	610,000	7.250		04/26/23	664,138
	Listrindo Capital BV (BB/Ba2)(a)(e)
	1,280,000	4.950		09/14/26	1,211,200
	Lukoil International Finance BV (BBB/NR)
	1,590,000	4.750		11/02/26	1,609,398
	Lukoil International Finance BV (BBB/Baa3)
	1,480,000	3.416		04/24/18	1,480,000
	1,650,000	6.125		11/09/20	1,749,000
	1,450,000	4.563		04/24/23	1,460,875
	Metinvest BV (NR/NR)(e) (l)(PIK + 9.373%)
	4,144,708	9.373		12/31/21	4,345,933
	Petrobras Global Finance BV (BB-/Ba3)
	13,800,000	6.125		01/17/22	14,707,350
	2,858,000	5.299	(a)	01/27/25	2,825,848
	Syngenta Finance NV (BBB-/Ba2)(e)
EUR	2,200,000	1.250		09/10/27	2,317,535
	Teva Pharmaceutical Finance Netherlands III BV (BB/Ba2)
	980,000	1.700		07/19/19	947,638

					42,333,725

Oman(a) – 1.8%
	Oman Government International Bond (NR/Baa3)
	15,670,000	5.625		01/17/28	15,219,487
	32,630,000	6.750		01/17/48	31,487,950

					46,707,437

Pakistan(a) – 0.3%
	The Third Pakistan International Sukuk Co. Ltd. (B/B3)
	8,610,000	5.625		12/05/22	8,300,040

Panama(a) – 0.0%
	Autoridad del Canal de Panama (A-/A2)
	380,000	4.950		07/29/35	413,685

Paraguay – 0.3%
	Banco Regional SAECA (BB/Ba1)
	905,000	8.125		01/24/19	934,593
	4,670,000	8.125	(a)	01/24/19	4,822,709
	Telefonica Celular del Paraguay SA (NR/Ba3)(e)
	2,700,000	6.750		12/13/22	2,764,125

					8,521,427

Peru – 0.4%
	Abengoa Transmision Sur SA (BBB/NR)(a)
	5,127,492	6.875		04/30/43	5,595,376
	Corp. Lindley SA (BBB/NR)
	1,630,000	6.750	(a)	11/23/21	1,751,329
	3,560,000	6.750		11/23/21	3,824,988
	120,000	4.625	(a)	04/12/23	120,300

					11,291,993

Singapore – 0.1%
	ABJA Investment Co. Pte Ltd. (BB-/NR)
	510,000	5.950		07/31/24	515,738
	920,000	5.450		01/24/28	856,750

Corporate Obligations – (continued)
Singapore – (continued)
	Medco Platinum Road Pte Ltd. (B/B2)(a)(e)
	1,320,000	6.750		01/30/25	1,267,200

					2,639,688

South Africa – 0.8%
	Eskom Holdings SOC Ltd. (CCC+/B3)
	1,930,000	5.750		01/26/21	1,913,595
	6,640,000	6.750		08/06/23	6,713,040
	7,660,000	7.125		02/11/25	7,824,690
	ZAR Sovereign Capital Fund Pty Ltd. (BB/Baa3)
	5,440,000	3.903		06/24/20	5,467,200

					21,918,525

Turkey – 1.3%
	Hazine Mustesarligi Varlik Kiralama AS (NR/Ba2)
	18,880,000	5.004	(a)	04/06/23	18,998,000
	10,280,000	5.004		04/06/23	10,344,250
	TC Ziraat Bankasi AS (NR/Ba2)
	1,000,000	5.125		05/03/22	980,000
	2,370,000	5.125	(a)	09/29/23	2,287,050

					32,609,300

Ukraine – 0.1%
	MHP SE (B/NR)
	1,420,000	8.250		04/02/20	1,544,250

United Arab Emirates – 1.2%
	Aabar Investments PJSC
EUR	100,000	1.000		03/27/22	109,253
	Abu Dhabi Crude Oil Pipeline LLC (AA/NR)(a)
	650,000	3.650		11/02/29	619,937
	23,260,000	4.600		11/02/47	22,620,350
	Dolphin Energy Ltd. LLC (NR/A2)
	163,520	5.888		06/15/19	166,586
	3,580,000	5.500		12/15/21	3,812,700
	Ruwais Power Co. PJSC (A-/A3)(a)
	3,700,000	6.000		08/31/36	4,204,125

					31,532,951

United Kingdom(a)(e) – 0.1%
	MARB BondCo PLC (B+/NR)
	1,340,000	6.875		01/19/25	1,222,750

United States – 0.9%
	Arab Republic of Egypt (Issuer Citibank NA) (NR/NR)(a)(m)
EGP	54,300,000	0.000		10/11/18	2,803,699
	77,000,000	0.000		11/29/18	3,897,251
	Arab Republic of Egypt (Issuer JPMorgan Chase Bank NA) (NR/NR)(a)(m)
	74,550,000	0.000		02/07/19	3,697,435
	Brazil Loan Trust 1 (BB-/NR)(a)(h)
	7,735,785	5.477		07/24/23	8,016,207
	CEMEX Finance LLC (BB/NR)(e)
EUR	3,950,000	4.625		06/15/24	5,182,270
	Reliance Holding USA, Inc. (BBB+/Baa2)
	290,000	5.400		02/14/22	305,418
	The Bank of New York Mellon SA (NR/NR)(j)(k)
	400,000	9.625		05/02/21	—
	520,000	9.625		05/03/21	—

					23,902,280

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Venezuela – 2.6%
Petroleos de Venezuela SA (NR/NR)
$145,930,000	6.000%	10/28/22	$34,366,515
Petroleos de Venezuela SA (CCC-/NR)(j)
2,180,000	5.500	04/12/37	594,050
Petroleos de Venezuela SA (D/NR)(j)
84,190,000	6.000	05/16/24	22,625,945
20,167,934	6.000	11/15/26	5,399,944
19,170,000	5.375	04/12/27	5,300,505

			68,286,959

TOTAL CORPORATE OBLIGATIONS
(Cost $710,380,056)			$685,169,982

Shares	Description	Value

Common Stock(j)(k) – 0.0%
Media – 0.0%
3	New Cotai Class B Shares (Cost $—)	$—

Principal Amount	Interest Rate		Maturity Date	Value
Structured Notes(a) (m) – 0.9%
United Kingdom – 0.2%
Arab Republic of Egypt (Issuer HSBC Bank PLC) (NR/NR)
$81,400,000	0.000%		06/07/18	$4,472,475

United States – 0.7%
Arab Republic of Egypt (Issuer Citibank NA) (NR/NR)
18,500,000	0.000		05/03/18	1,028,149
146,650,000	0.000		05/10/18	8,122,634
94,000,000	0.000		11/01/18	4,806,736
Arab Republic of Egypt (Issuer JPMorgan Chase Bank NA) (NR/NR)
44,350,000	0.000		05/17/18	2,448,152
52,300,000	0.000		07/26/18	2,793,136

				19,198,807

TOTAL STRUCTURED NOTES
(Cost $23,634,676)				$23,671,282

Municipal Debt Obligations(j) – 0.6%
Puerto Rico – 0.6%
Puerto Rico Commonwealth GO Bonds Public Improvement Series 2006 A (NR/Ca)(e)
$105,000	5.250%		07/01/26	$46,988
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (NR/Ca)(e)
135,000	5.500		07/01/32	60,413
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (NR/Ca)(e)
135,000	6.000		07/01/39	60,413

Municipal Debt Obligations(j) – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (NR/Ca)
110,000	4.000		07/01/21	47,575
140,000	4.500	(e)	07/01/26	60,550
1,210,000	5.500	(e)	07/01/26	523,325
390,000	5.000	(e)	07/01/41	164,775
Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series 2009 B (NR/Ca)(e)
1,385,000	5.750		07/01/38	619,787
Puerto Rico Commonwealth GO Bonds Series 2008 A (NR/Ca)(e)
1,315,000	5.375		07/01/33	588,462
Puerto Rico Commonwealth GO Bonds Series 2014 A (NR/Ca)(e)
6,275,000	8.000		07/01/35	2,666,875
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 (NR/Ca)(e)
1,890,000	5.250		08/01/57	1,143,450
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 B (NR/Ca)(e)
1,760,000	6.050		08/01/36	1,056,000
325,000	6.050		08/01/37	195,000
155,000	6.050		08/01/39	93,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 C (NR/Ca)(e)
1,435,000	6.000		08/01/31	861,000
345,000	6.000		08/01/32	207,000
1,075,000	6.000		08/01/38	645,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2008 A (NR/Ca)(e)
125,000	6.130		08/01/28	75,000
65,000	6.130		08/01/29	39,000
420,000	6.130		08/01/30	252,000
415,000	6.130		08/01/37	249,000
730,000	6.130		08/01/38	438,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2009 C (NR/Ca)(e)
50,000	5.750		08/01/57	30,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C (NR/Ca)
135,000	5.000		08/01/21	78,975
1,835,000	5.000	(e)	08/01/40	1,073,475
725,000	5.250	(e)	08/01/40	424,125
290,000	5.000	(e)	08/01/46	169,650
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 D (NR/Ca)(e)
130,000	4.850		08/01/36	71,500
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (NR/Ca)(e)
4,600,000	5.500		08/01/22	1,081,000
4,210,000	5.250		08/01/27	989,350
1,430,000	6.750		08/01/32	336,050
1,085,000	5.750		08/01/37	254,975
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (NR/Ca)(e)
40,000	4.500		08/01/21	9,400
280,000	5.500		08/01/37	65,800
110,000	5.375		08/01/39	25,850
20,000	5.500		08/01/42	4,700

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations(j) – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (NR/Ca)(e)
$70,000	5.000%	08/01/35	$16,450
25,000	5.375	08/01/36	5,875
25,000	5.375	08/01/38	5,875
1,620,000	5.500	08/01/40	380,700
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (NR/Ca)(e)
315,000	5.000	08/01/43	74,025

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $23,445,895)			$15,190,388

U.S. Treasury Obligations – 1.4%
United States Treasury Bonds(n)
$1,000,000	2.875%	08/15/45	$982,270
1,440,000	2.875	11/15/46	1,412,539
United States Treasury Notes
900,000	1.125 (n)	07/31/21	862,173
840,000	2.250	01/31/24	822,721
19,220,000	2.125	11/30/24	18,573,440
12,930,000	2.250	12/31/24	12,587,355

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $36,046,374)			$35,240,498

Shares	Distribution Rate	Value
Investment Company(o) – 1.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
47,535,587	1.609%	$47,535,587
(Cost $47,535,587)

TOTAL INVESTMENTS – 95.0%
(Cost $2,473,103,097)		$2,464,920,144

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreement – 0.1%
Citigroup Reverse Repurchase Agreement (NR/NR)
$(3,240,000)	(1.000)%	12/31/18	$(3,240,000)

TOTAL REVERSE REPURCHASE AGREEMENTS
(Cost $(3,240,000))

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.1%			133,191,924

NET ASSETS – 100.0%			$2,594,872,068

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $859,337,633, which represents approximately 33.1% of the Fund’s net assets as of March 31, 2018. The liquidity determination is unaudited.
(b)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2018.
(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2018.
(d)	Actual maturity date is June 28, 2117.
(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(f)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of March 31, 2018, the value of securities pledged amounted to $3,108,750.
(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2018.
(h)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $25,926,857, which represents approximately 1.0% of the Fund’s net assets as of March 31, 2018.
(i)	Actual maturity is October 12, 2110.
(j)	Security is currently in default and/or non-income producing.
(k)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(l)	Pay-in-kind securities.
(m)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(n)	A portion of this security is segragated as collateral for initial margin requirement on futures transactions.
(o)	Represents an Affiliated Issuer.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Currency Abbreviations:
ARS	—Argentine Peso
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
PEN	—Peruvian Nuevo Sol
PLN	—Polish Zloty
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
EURO	—Euro Offered Rate
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MTN	—Medium Term Note
NR	—Not Rated
PLC	—Public Limited Company
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
MS & Co. Int. PLC	ARS	54,501,644	USD	2,689,447	$2,701,355	04/04/18	$11,908
	ARS	36,086,999	USD	1,775,498	1,783,924	04/09/18	8,426
	ARS	85,199,828	USD	4,185,695	4,205,115	04/12/18	19,419
	ARS	61,489,943	USD	3,026,825	3,028,514	04/16/18	1,690
	ARS	34,823,768	USD	1,667,805	1,711,550	04/20/18	43,745
	ARS	28,189,621	USD	1,370,424	1,376,782	05/02/18	6,358
	ARS	145,926,630	USD	7,012,332	7,107,966	05/07/18	95,634
	ARS	60,955,065	USD	2,928,420	2,962,720	05/11/18	34,300
	ARS	24,074,502	USD	1,150,679	1,168,267	05/14/18	17,588
	ARS	55,926,138	USD	2,670,143	2,709,596	05/17/18	39,453
	ARS	135,520,120	USD	6,479,566	6,541,481	05/24/18	61,915
	ARS	129,956,502	USD	6,191,353	6,253,004	05/31/18	61,651
	BRL	146,683,177	USD	44,131,168	44,418,681	04/03/18	287,513
	BRL	133,825,268	USD	40,096,257	40,426,869	05/03/18	330,612
	CLP	6,993,474,231	USD	11,503,572	11,582,235	04/27/18	78,662
	CNH	54,576,102	EUR	6,943,619	8,668,836	06/20/18	73,182
	CNH	364,545,797	USD	57,278,160	57,904,241	06/20/18	626,081
	CNY	177,896,907	USD	28,100,993	28,348,926	04/16/18	247,933
	COP	37,776,645,893	USD	13,259,124	13,516,706	04/20/18	257,583
	COP	19,582,894,956	USD	6,876,737	7,006,334	04/27/18	129,597
	CZK	107,429,821	EUR	4,218,310	5,227,280	06/20/18	5,344
	EUR	19,086,607	HUF	5,948,674,760	23,627,717	06/20/18	68,474
	HKD	274,845,229	USD	35,166,685	35,184,175	09/19/18	17,490
	IDR	58,583,754,822	USD	4,254,078	4,266,519	04/09/18	12,441

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	IDR	808,057,047,729	USD	58,582,292	$58,774,568	04/26/18	$192,277
	INR	136,396,159	USD	2,092,929	2,094,895	04/06/18	1,967
	INR	2,923,017,353	USD	44,790,045	44,873,148	04/13/18	83,105
	KRW	11,504,264,117	USD	10,708,633	10,819,832	04/05/18	111,200
	KRW	4,570,990,554	USD	4,269,588	4,303,535	04/09/18	33,947
	KRW	47,701,759,465	USD	44,576,674	44,913,969	04/12/18	337,297
	KRW	7,803,934,595	USD	7,340,941	7,348,578	04/16/18	7,637
	KRW	13,032,054,797	USD	12,130,513	12,274,655	04/26/18	144,142
	KRW	5,520,593,823	USD	5,121,129	5,199,875	04/27/18	78,746
	MXN	401,350,487	USD	21,274,641	21,799,692	06/20/18	525,051
	PEN	51,826,318	USD	16,007,681	16,059,567	04/09/18	51,886
	PLN	44,467,407	EUR	10,480,779	13,010,510	06/20/18	36,132
	SGD	24,864,972	USD	18,968,076	19,000,137	06/20/18	32,061
	THB	243,409,630	USD	7,765,997	7,787,142	04/12/18	21,145
	TRY	17,386,048	USD	4,275,464	4,302,480	06/20/18	27,015
	TWD	214,182,096	USD	7,340,941	7,368,009	04/16/18	27,068
	TWD	177,737,140	USD	6,082,618	6,115,010	04/17/18	32,392
	TWD	1,144,688,116	USD	39,351,495	39,487,210	05/10/18	135,715
	USD	12,587,174	ARS	253,592,537	12,569,227	04/04/18	17,946
	USD	3,960,484	BRL	12,857,909	3,893,639	04/03/18	66,845
	USD	15,556,978	CLP	9,230,239,562	15,286,035	04/20/18	270,942
	USD	4,298,247	CNH	26,920,396	4,276,020	06/20/18	22,227
	USD	12,338,786	EUR	9,927,145	12,289,023	06/20/18	49,763
	USD	13,641,000	HKD	105,665,437	13,482,894	05/11/18	158,106
	USD	12,156,414	HKD	95,206,855	12,153,032	05/23/18	3,381
	USD	19,105,000	HKD	148,219,191	18,974,206	09/19/18	130,794
	USD	23,803,266	IDR	318,387,480,642	23,183,970	04/11/18	619,295
	USD	25,587,075	INR	1,664,183,360	25,552,648	04/05/18	34,427
	USD	4,314,436	INR	280,852,081	4,311,544	04/13/18	2,892
	USD	12,527,946	INR	812,845,153	12,456,401	04/27/18	71,544
	USD	3,599,628	RUB	205,821,334	3,570,931	05/17/18	28,697
	USD	4,266,629	SGD	5,581,412	4,264,939	06/20/18	1,690
	USD	11,953,318	TRY	47,711,817	11,807,118	06/20/18	146,201
	USD	2,989,138	TWD	86,477,856	2,975,253	04/17/18	13,885
	USD	39,925,025	TWD	1,155,933,172	39,817,290	04/27/18	107,733
	USD	5,681,304	TWD	164,678,278	5,680,749	05/10/18	555
	USD	38,509,010	ZAR	457,852,874	38,415,143	05/18/18	93,867
	USD	18,882,135	ZAR	223,186,655	18,646,509	06/20/18	235,627
	ZAR	956,196,991	USD	79,819,533	79,887,106	06/20/18	67,572
TOTAL							$6,559,771

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
MS & Co. Int. PLC	ARS	452,683,429	USD	22,819,906	$22,437,099	04/04/18	$(382,809)
	ARS	253,592,536	USD	11,987,357	11,975,281	07/03/18	(12,076)
	BRL	146,683,177	USD	45,166,374	44,418,679	04/03/18	(747,692)
	CLP	5,471,193,164	USD	9,080,065	9,060,745	04/20/18	(19,320)
	EUR	3,534,389	CZK	90,059,767	4,375,295	06/20/18	(6,799)
	EUR	4,815,012	PLN	20,413,184	5,960,605	06/20/18	(11,992)

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	EUR	6,098,023	USD	7,591,662	$7,541,141	06/08/18	$(50,522)
	HKD	74,086,774	USD	9,481,025	9,465,196	06/20/18	(15,828)
	HUF	9,669,988,651	EUR	30,985,112	38,297,200	06/20/18	(59,928)
	IDR	637,105,863,483	USD	46,920,252	46,392,036	04/11/18	(528,218)
	IDR	486,455,517,416	USD	36,355,383	35,408,982	04/16/18	(946,402)
	IDR	58,860,958,339	USD	4,283,009	4,281,291	04/26/18	(1,717)
	INR	1,943,687,287	USD	30,248,804	29,844,281	04/05/18	(404,521)
	INR	534,293,015	USD	8,205,881	8,202,281	04/13/18	(3,599)
	INR	599,845,249	USD	9,221,682	9,205,114	04/16/18	(16,568)
	INR	3,804,973,195	USD	58,865,934	58,309,103	04/27/18	(556,832)
	JPY	899,747,248	USD	8,556,000	8,501,648	06/20/18	(54,352)
	PEN	50,825,112	USD	15,795,479	15,751,631	04/05/18	(43,848)
	PLN	125,961,595	EUR	29,814,723	36,854,511	06/20/18	(53,768)
	RUB	2,510,229,417	USD	43,811,600	43,551,640	05/17/18	(259,960)
	SGD	17,311,566	USD	13,240,686	13,228,333	06/20/18	(12,354)
	TRY	17,475,298	USD	4,366,608	4,324,566	06/20/18	(42,042)
	TWD	142,261,100	USD	4,912,331	4,894,464	04/17/18	(17,867)
	TWD	621,259,914	USD	21,465,637	21,399,928	04/27/18	(65,709)
	TWD	372,105,265	USD	12,867,094	12,836,159	05/10/18	(30,935)
	USD	12,566,528	ARS	253,592,536	12,569,227	04/04/18	(2,699)
	USD	84,337,048	BRL	280,508,445	84,943,721	04/03/18	(606,676)
	USD	8,375,196	CLP	5,091,951,581	8,432,690	04/20/18	(57,494)
	USD	12,834,591	CNH	81,318,327	12,916,555	06/20/18	(81,964)
	USD	11,191,800	CNY	70,944,822	11,305,478	04/16/18	(113,677)
	USD	4,208,960	COP	12,124,246,083	4,338,127	04/20/18	(129,167)
	USD	256,845,717	EUR	207,768,678	256,937,850	06/08/18	(92,133)
	USD	4,268,083	INR	279,503,927	4,291,634	04/05/18	(23,551)
	USD	2,081,665	INR	136,396,160	2,094,896	04/06/18	(13,230)
	USD	32,697,920	INR	2,135,335,819	32,780,936	04/13/18	(83,014)
	USD	21,857,188	INR	1,428,237,101	21,886,941	04/27/18	(29,752)
	USD	8,966,493	JPY	949,210,923	8,969,027	06/20/18	(2,533)
	USD	10,714,393	KRW	11,504,264,117	10,819,832	04/05/18	(105,441)
	USD	37,959,260	KRW	40,992,016,698	38,596,357	04/12/18	(637,097)
	USD	8,537,916	KRW	9,142,358,773	8,608,906	04/16/18	(70,990)
	USD	4,314,118	KRW	4,605,536,650	4,337,871	04/26/18	(23,753)
	USD	12,634,983	MXN	235,713,195	12,818,232	06/12/18	(183,249)
	USD	29,706,840	MXN	559,170,278	30,371,808	06/20/18	(664,968)
	USD	15,698,342	PEN	50,825,112	15,751,631	04/05/18	(53,289)
	USD	8,614,536	SGD	11,292,571	8,629,022	06/20/18	(14,486)
	USD	4,338,788	THB	136,343,377	4,361,887	04/12/18	(23,099)
	USD	4,357,766	THB	136,428,567	4,365,183	04/16/18	(7,417)
	USD	2,560,057	TRY	10,363,621	2,564,658	06/20/18	(4,602)
	USD	50,180,835	TWD	1,468,291,862	50,516,278	04/17/18	(335,443)
	USD	15,429,151	TWD	449,315,525	15,477,129	04/27/18	(47,978)
	USD	41,574,356	TWD	1,208,473,105	41,687,538	05/10/18	(113,184)
	ZAR	101,888,537	USD	8,534,410	8,512,451	06/20/18	(21,958)
TOTAL							$(7,888,502)

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	334	06/20/18	$53,596,563	$1,763,433
5 Year U.S. Treasury Notes	305	06/29/18	34,910,586	43,951
2 Year U.S. Treasury Notes	636	06/29/18	135,219,563	43,332
20 Year U.S. Treasury Bonds	809	06/20/18	118,619,625	2,725,362
Total				$4,576,078
Short position contracts:
Eurodollars	(1,162)	12/16/19	(282,409,575)	(4,712)
Ultra 10 Year U.S. Treasury Notes	(229)	06/20/18	(29,737,797)	(272,320)
10 Year U.S. Treasury Notes	(452)	06/20/18	(54,755,563)	(451,199)
Total				$(728,231)
TOTAL				$3,847,847

SWAP CONTRACTS — At March 31, 2018, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*
5.180%(a)	Mexico Interbank TIIE 28 Days	MS & Co. Int. PLC	09/25/18	MXN 60,090	$49,123
Mexico IB TIIE 28D(a)	6.93	MS & Co. Int. PLC	03/03/26	MXN 14,640	(30,926)
TOTAL					$18,197

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their value.
(a)	Payments made monthly.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1M BID Avg(b)	8.050(c)	01/02/20	BRL	45,225		$239,748	$21,963	$217,785
Mexico IB TIIE 28D(b)	7.600	06/17/20	MXN	130,400	(e)	14,357	(5,705)	20,062
8.900(c)	1M BID Avg	01/04/21	BRL	66,600		(562,776)	(107,646)	(455,130)
0.000(a)	6M EURO(d)	06/20/21	EUR	19,190	(e)	55,751	132,325	(76,574)
2.450(a)	6M WIBOR(b)	12/20/22	PLN	69,000		(139,940)	(129,706)	(10,234)
2.550(a)	6M WIBOR(b)	03/21/23	PLN	280,680		(760,701)	212,764	(973,465)
Mexico IB TIIE 28D(b)	7.600	06/14/23	MXN	371,250	(e)	200,959	53,813	147,146
0.250(a)	6M EURO(d)	06/20/23	EUR	51,500	(e)	554,719	950,971	(396,252)
0.500(a)	6M EURO(d)	06/20/25	EUR	52,050	(e)	876,942	1,515,551	(638,609)
1.000(a)	6M EURO(d)	06/20/28	EUR	53,010	(e)	48,992	972,920	(923,928)
1.500(a)	6M EURO(d)	06/20/38	EUR	13,080	(e)	(111,381)	281,481	(392,862)
TOTAL						$416,670	$3,898,731	$(3,482,061)

(a)	Payments made annually.
(b)	Payments made monthly.
(c)	Payments made at maturity.
(d)	Payments made semi-annually.
(e)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2018.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 4.250%, 10/28/18	(1.000)%	0.136%	BoA Securities LLC	03/20/19	1,100	$(9,629)	$(402)	$(9,227)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.136	BoA Securities LLC	06/20/19	2,680	(29,191)	(4,017)	(25,174)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.326	BoA Securities LLC	12/20/20	9,500	(173,223)	45,711	(218,934)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.375	BoA Securities LLC	06/20/21	12,670	(250,565)	89,017	(339,582)
Republic of Turkey, 11.875%, 01/15/30	(1.000)	1.495	BoA Securities LLC	12/20/21	3,640	61,891	217,909	(156,018)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.136	Barclays Bank PLC	03/20/19	4,140	(36,243)	(3,134)	(33,109)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.136	Barclays Bank PLC	03/20/19	8,490	(74,326)	(27,446)	(46,880)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.180	Barclays Bank PLC	09/20/19	3,350	(41,452)	(14,316)	(27,136)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.375	Barclays Bank PLC	06/20/21	7,030	(139,028)	24,639	(163,667)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.454	Barclays Bank PLC	12/20/21	17,730	(350,425)	(23,440)	(326,985)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.513	Barclays Bank PLC	06/20/22	18,480	(365,036)	(146,256)	(218,780)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.585	Barclays Bank PLC	12/20/22	10,860	(202,221)	(211,413)	9,192

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

Reference Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
People’s Republic of China, 4.250%, 10/28/18	(1.000)%	0.136%	Citibank NA	03/20/19	31,240	$(273,492)	$(27,983)	$(245,509)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.136	Citibank NA	06/20/19	21,330	(232,325)	(18,186)	(214,139)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.326	Citibank NA	12/20/20	20,690	(377,262)	118,048	(495,310)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.375	Citibank NA	06/20/21	79,770	(1,577,548)	336,695	(1,914,243)
Republic of Turkey, 11.875%, 01/15/30	(1.000)	1.495	Citibank NA	12/20/21	690	11,733	40,803	(29,070)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.513	Citibank NA	06/20/22	9,400	(185,679)	(119,874)	(65,805)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.326	Deutsche Bank AG	12/20/20	5,280	(96,276)	26,409	(122,685)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.375	Deutsche Bank AG	06/20/21	18,340	(362,697)	78,405	(441,102)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.454	Deutsche Bank AG	12/20/21	15,570	(307,734)	43,165	(350,899)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.375	Deutsche Bank Securities, Inc.	06/20/21	9,690	(191,632)	(8,196)	(183,436)
Republic of Turkey, 11.875%, 01/15/30	(1.000)	1.495	Deutsche Bank Securities, Inc.	12/20/21	2,460	41,827	146,493	(104,666)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.136	JPMorgan Securities, Inc.	03/20/19	10,100	(88,420)	(12,070)	(76,350)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.136	JPMorgan Securities, Inc.	06/20/19	2,690	(29,300)	(3,735)	(25,565)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.326	JPMorgan Securities, Inc.	12/20/20	18,200	(331,858)	73,132	(404,990)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.375	JPMorgan Securities, Inc.	06/20/21	21,650	(428,156)	49,161	(477,317)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.454	JPMorgan Securities, Inc.	12/20/21	1,650	(32,611)	4,619	(37,230)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.513	JPMorgan Securities, Inc.	06/20/22	14,680	(289,955)	(184,528)	(105,427)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.585	JPMorgan Securities, Inc.	12/20/22	3,650	(67,966)	(78,979)	11,013
Republic of Turkey, 11.875%, 01/15/30	(1.000)	1.495	MS & Co. Int. PLC	12/20/21	1,430	24,315	83,285	(58,970)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.375	UBS AG (London)	06/20/21	18,520	(366,257)	55,066	(421,323)
TOTAL						$(6,770,741)	$548,582	$(7,319,323)

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

Reference Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
Republic of Colombia, 10.375%, 01/28/33	1.000%	0.351%	Barclays Bank PLC	12/20/19	5,720	$64,577	$(81,743)	$146,320
Republic of Chile, 3.875%, 08/05/20	1.000	0.251	Citibank NA	12/20/20	11,510	232,226	(85,506)	317,732
Republic of Colombia, 10.375%, 01/28/33	1.000	0.940	Citibank NA	12/20/22	3,940	11,335	—	11,335
Eskom Holdings SOC Ltd., 5.750% , 01/26/2021	5.000	3.403	JPMorgan Securities, Inc.	12/20/20	2,580	107,230	60,623	46,607
Republic of Colombia, 10.375%, 01/28/33	1.000	0.940	JPMorgan Securities, Inc.	12/20/22	3,600	10,357	1,571	8,786
TOTAL						$425,725	$(105,055)	$530,780
TOTAL						$(6,345,016)	$443,527	$(6,788,543)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED OPTIONS CONTRACTS — At March 31, 2018, the Fund had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Eurodollar Futures	$98.00	06/15/2018	178	$445,000	$302,600	$49,351	$253,249

Abbreviations:
1M BID Avg	—1 month Brazilian Interbank Deposit Average
BoA Securities LLC	— Bank of America Securities LLC
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – 3.4%
Consumer Cyclical Services(b) – 0.2%
Asurion LLC (NR/NR) (1M LIBOR + 2.750%)
$7,208,677	4.627%	11/03/23	$7,254,885

Consumer Cyclical Services – Business(b) – 0.6%
First Data Corp. (BB/Ba3) (1M LIBOR + 2.250%)
18,700,000	4.122	07/08/22	18,725,245

Consumer Products – Industrial(b) – 0.2%
Atkore International, Inc. (BB-/B2) (3M LIBOR + 2.750%)
6,882,750	5.060	12/22/23	6,922,326

Environmental(b) – 0.1%
Wrangler Buyer Corp. (B/B1) (1M LIBOR + 3.000%)
1,521,188	4.877	09/27/24	1,528,246

Food & Beverages(b) – 0.4%
Shearer's Foods, Inc. (CCC/Caa2) (3M LIBOR + 6.750%)
12,250,000	9.052	06/30/22	11,300,625

Health Care – Services(b) – 0.1%
Team Health Holdings, Inc. (NR/NR) (1M LIBOR + 2.750%)
4,727,250	4.627	02/06/24	4,510,600

Media – Non Cable(b) – 0.3%
Getty Images, Inc. (CCC/B3) (3M LIBOR + 3.500%)
8,497,284	5.802	10/18/19	8,121,449

Noncaptive – Financial(b) – 0.1%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. (BBB-/Ba1) (1M LIBOR + 2.250%)
3,715,641	4.072	04/03/22	3,716,792

Retailers(b) – 0.3%
IRB Holding Corp. (B/B1) (1M LIBOR + 3.250%)
2,700,000	4.936	02/05/25	2,727,837
PetSmart, Inc. (CCC+/B1) (1M LIBOR + 3.000%)
8,941,390	4.680	03/11/22	7,156,152

			9,883,989

Software(b) – 0.3%
Infor (US), Inc. (B/B1) (1M LIBOR + 2.750%)
7,680,605	4.627	02/01/22	7,692,356

Technology – Software/Services – 0.8%
SS&C Technologies Holdings Europe S.a.r.l. (NR/NR) (1M LIBOR + 2.250%)
6,098,781	2.500	02/28/25	6,126,103
SS&C Technologies, Inc. (NR/NR) (1M LIBOR + 2.250%)
17,096,219	2.500	02/28/25	17,172,811

			23,298,914

TOTAL BANK LOANS
(Cost $105,354,677)			$102,955,427

Corporate Obligations – 88.7%
Aerospace & Defense – 0.8%
Arconic, Inc. (BBB-/Ba2)
$3,000,000	6.150%	08/15/20	$3,142,500
2,000,000	5.400 (c)	04/15/21	2,060,000
4,050,000	6.750	01/15/28	4,515,750
6,350,000	5.950	02/01/37	6,572,250

Corporate Obligations – (continued)
Aerospace & Defense – (continued)
TransDigm, Inc. (B-/B3)(c)
5,000,000	6.500	05/15/25	5,050,000
3,300,000	6.375	06/15/26	3,324,750

			24,665,250

Automotive – 1.4%
American Axle & Manufacturing, Inc. (B/B2)(c)(d)
15,000,000	6.250	04/01/25	14,962,500
CB Lear Corp. (NR/NR)(c)(e)(f)
6,750,000	8.500	12/01/13	—
Cooper-Standard Automotive, Inc. (B+/B2)(c)(g)
9,000,000	5.625	11/15/26	8,977,500
Delphi Technologies PLC (BB/B1)(g)
8,650,000	5.000	10/01/25	8,277,523
General Motors Liquidation Co. (NR/NR)(e)(f)
2,000,000	7.700	04/15/16	—
7,125,000	7.125	07/15/13	—
1,000,000	8.800	03/01/49	—
14,500,000	8.375	07/15/49	—
Navistar International Corp. (CCC+/Caa1)(c)(g)
10,000,000	6.625	11/01/25	10,000,000

			42,217,523

Banks – 2.8%
Bank of America Corp. (BBB-/Ba1)(b)(c)
(3M USD LIBOR + 3.630%)
7,000,000	5.397	12/31/49	7,000,000
(3M USD LIBOR + 3.640%)
1,830,000	8.125	12/29/49	1,834,575
(3M USD LIBOR + 3.705%)
5,850,000	6.250	09/29/49	6,149,812
CIT Group, Inc. (BB/Ba2)
2,845,000	6.125	03/09/28	2,951,688
CIT Group, Inc. (BB+/Ba2)(c)
1,380,000	5.250	03/07/25	1,412,775
Citigroup, Inc. (BB+/Ba2)(b)(c)
(3M USD LIBOR + 3.423%)
3,000,000	6.300	12/29/49	3,131,250
(3M USD LIBOR + 4.230%)
2,900,000	5.900	12/29/49	2,976,125
Credit Suisse Group AG (BB/NR)(b)(c)(g) (5 year USD Swap + 4.598%)
8,000,000	7.500	12/29/49	8,650,000
Deutsche Bank AG (BB+/Ba2)(b)(c) (5 year USD ICE Swap + 2.553%)
4,950,000	4.875	12/01/32	4,595,753
Intesa Sanpaolo SpA (BB+/Ba1)(g)
6,500,000	5.710	01/15/26	6,516,250
Royal Bank of Scotland Group PLC (B/Ba3)(b)(c)
(5 year USD Swap + 5.720%)
7,000,000	8.000	08/10/49	7,665,000
(5 year USD Swap + 5.800%)
12,000,000	7.500	12/29/49	12,510,000
Royal Bank of Scotland Group PLC (B+/Ba3)(b)(c) (3M USD LIBOR + 2.320%)
2,200,000	4.622	12/31/49	2,219,250

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
	UBS Group AG (BB+/NR)(b)(c) (5 year USD Swap + 4.866%)
	$10,000,000	7.000%	02/19/49	$10,769,000
	Westpac Banking Corp. (BB+/Baa2)(b)(c) (5 year USD ICE Swap + 2.888%)
	6,025,000	5.000	09/21/99	5,592,700

				83,974,178

Biotechnology(c)(g)(h) – 0.2%
	Sotera Health Topco, Inc. (CCC+/Caa2) (PIK 8.875%, Cash 8.125%)
	7,000,000	8.125	11/01/21	7,035,000

Building Materials(c) – 2.1%
	American Woodmark Corp. (BB/Ba3)(g)
	3,050,000	4.875	03/15/26	2,981,375
	Atrium Windows & Doors, Inc. (B-/Caa1)(g)
	11,850,000	7.750	05/01/19	11,879,625
	BMC East LLC (BB-/B2)(g)
	6,150,000	5.500	10/01/24	6,142,313
	Cemex SAB de CV (BB/NR)(g)
	5,000,000	7.750	04/16/26	5,505,250
	Jeld-Wen, Inc. (BB-/B1)(g)
	2,400,000	4.875	12/15/27	2,265,000
	Masonite International Corp. (BB+/Ba3)(g)
	7,950,000	5.625	03/15/23	8,178,562
	Standard Industries, Inc. (BBB-/Ba2)(g)
	7,000,000	5.375	11/15/24	7,087,500
	4,800,000	5.000	02/15/27	4,659,312
	Summit Materials LLC/Summit Materials Finance Corp. (BB/B3)
	7,250,000	6.125	07/15/23	7,395,000
	USG Corp. (BB+/Ba1)(g)
	7,000,000	4.875	06/01/27	7,061,250

				63,155,187

Capital Goods – 0.0%
	LyondellBasell Industries NV (NR/NR)
EUR	2,250,000	1.000	08/15/15	13,843

Chemicals – 2.8%
	CF Industries, Inc. (BB+/Ba3)
	5,250,000	5.375	03/15/44	4,777,500
	Huntsman International LLC (BB/Ba2)(c)
	6,100,000	4.875	11/15/20	6,206,750
	Ingevity Corp. (NR/Ba3)(c)(g)
	8,400,000	4.500	02/01/26	8,074,500
	Kraton Polymers LLC/Kraton Polymers Capital Corp. (B+/B3)(c)(g)
	3,450,000	7.000	04/15/25	3,562,125
	Momentive Performance Materials, Inc. (NR/NR)(c)(e) f)
	3,110,000	8.875	10/15/20	—
	Nell AF SARL (NR/NR)(f)
	10,625,000	8.375	12/30/49	53,125
	Olin Corp. (BB/Ba1)(c)
	5,500,000	5.000	02/01/30	5,266,250
	PQ Corp. (B/Caa1)(c)(g)
	3,150,000	5.750	12/15/25	3,110,625
	PQ Corp. (BB-/B2)(c)(g)
	5,850,000	6.750	11/15/22	6,157,125

Corporate Obligations – (continued)
Chemicals – (continued)
	SPCM SA (BB+/Ba2)(c)(g)
	4,950,000	4.875%	09/15/25	4,807,688
	Valvoline, Inc. (BB+/Ba3)(c)
	4,150,000	5.500	07/15/24	4,253,750
	9,000,000	4.375	08/15/25	8,718,750
	Versum Materials, Inc. (BB/Ba3)(c)(g)
	14,000,000	5.500	09/30/24	14,455,000
	WR Grace & Co-Conn (BB-/Ba3)(g)
	2,400,000	5.125	10/01/21	2,448,000
	11,000,000	5.625	10/01/24	11,330,000

				83,221,188

Commercial Services(c) – 1.5%
	Live Nation Entertainment, Inc. (B+/B1)(g)
	2,650,000	5.625	03/15/26	2,683,125
	Nielsen Finance LLC/Nielsen Finance Co. (BB+/B1)(g)
	9,350,000	5.000	04/15/22	9,338,313
	Team Health Holdings, Inc. (CCC+/Caa2)(d)(g)
	5,800,000	6.375	02/01/25	4,959,000
	The Hertz Corp. (B-/B3)
	4,450,000	7.375	01/15/21	4,405,500
	The Hertz Corp. (BB-/B1)(g)
	6,250,000	7.625	06/01/22	6,343,750
	United Rentals North America, Inc. (BB-/Ba3)
	12,200,000	4.625	10/15/25	11,864,500
	6,000,000	5.875	09/15/26	6,225,000

				45,819,188

Computers(c) – 1.2%
	Dell International LLC/EMC Corp. (BB/Ba2)(g)
	15,550,000	5.875	06/15/21	15,977,625
	4,650,000	7.125	06/15/24	4,963,875
	NCR Corp. (BB/B1)
	8,200,000	5.000	07/15/22	8,179,500
	Western Digital Corp. (BB+/Baa3)
	8,135,000	4.750	02/15/26	8,114,663

				37,235,663

Distribution & Wholesale(c) – 0.5%
	H&E Equipment Services, Inc. (BB-/B2)
	8,350,000	5.625	09/01/25	8,433,500
	Performance Food Group, Inc. (BB-/B2)(g)
	5,500,000	5.500	06/01/24	5,527,500

				13,961,000

Diversified Financial Services – 2.4%
	Ally Financial, Inc. (BB+/NR)
	8,450,000	4.125	02/13/22	8,386,625
	Ally Financial, Inc. (BB+/Ba3)
	10,000,000	8.000	11/01/31	12,200,000
	Lions Gate Capital Holdings LLC (B-/B2)(c)(g)
	5,000,000	5.875	11/01/24	5,187,500
	Nationstar Mortgage LLC/Nationstar Capital Corp. (B+/B2)(c)
	5,000,000	7.875	10/01/20	5,087,500
	Navient Corp. (B+/Ba3)
	5,000,000	5.500	01/15/19	5,068,750
	6,000,000	5.875	03/25/21	6,120,000

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Diversified Financial Services – (continued)
Navient Corp. (B+/Ba3) – (continued)
$2,850,000	6.625%		07/26/21	$2,956,875
2,100,000	7.250		01/25/22	2,215,500
10,000,000	6.125		03/25/24	10,000,000
Quicken Loans, Inc. (BB/Ba1)(c)(g)
6,900,000	5.250		01/15/28	6,468,750
Travelport Corporate Finance PLC (B+/B1)(c)(g)
8,650,000	6.000		03/15/26	8,682,437

				72,373,937

Electrical(c) – 2.6%
Calpine Corp. (B/B2)
5,000,000	5.500		02/01/24	4,562,500
9,150,000	5.750		01/15/25	8,349,375
Calpine Corp. (BB/Ba2)(g)
12,600,000	5.250		06/01/26	12,159,000
Dynegy, Inc. (B+/B3)
17,000,000	7.375		11/01/22	17,935,000
5,850,000	7.625		11/01/24	6,318,000
4,250,000	8.000	(g)	01/15/25	4,621,875
NRG Energy, Inc. (BB-/B1)
3,150,000	7.250		05/15/26	3,331,125
11,500,000	5.750	(g)	01/15/28	11,270,000
Talen Energy Supply LLC (B+/B1)
3,300,000	9.500	(g)	07/15/22	3,201,000
7,550,000	6.500		06/01/25	5,322,750
2,450,000	10.500	(g)	01/15/26	2,107,000

				79,177,625

Electrical Components & Equipment(c) – 0.3%
WESCO Distribution, Inc. (BB-/B1)
8,000,000	5.375		12/15/21	8,140,000

Energy – Exploration & Production(c)(e)(f) – 0.0%
Berry Petroleum Co. LLC (NR/NR)
2,050,000	6.750		11/01/20	—
28,160,000	6.375		09/15/22	—

				—

Engineering & Construction(c) – 0.4%
AECOM (BB-/Ba3)
5,000,000	5.875		10/15/24	5,231,250
6,900,000	5.125		03/15/27	6,649,875

				11,881,125

Entertainment – 2.0%
AMC Entertainment Holdings, Inc. (B+/B3)(c)
2,750,000	5.750		06/15/25	2,708,750
5,300,000	5.875		11/15/26	5,207,250
Cinemark USA, Inc. (BB/B2)(c)
5,850,000	4.875		06/01/23	5,762,250
GLP Capital LP/GLP Financing II, Inc. (BBB-/Ba1)
8,000,000	5.375		04/15/26	8,130,000
Mohegan Gaming & Entertainment (CCC+/B3)(c)(g)
14,900,000	7.875		10/15/24	14,825,500
New Cotai LLC/New Cotai Capital Corp. (NR/NR)(c)(g)(h) (PIK 10.625%, Cash 10.625%)
1,504,739	10.625		05/01/19	1,408,027

Corporate Obligations – (continued)
Entertainment – (continued)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. (B/B2)(c)(g)
10,000,000	6.125		08/15/21	9,600,000
Scientific Games International, Inc. (B-/Caa1)(c)
10,150,000	10.000		12/01/22	10,923,938

				58,565,715

Environmental(c)(g) – 1.0%
Core & Main LP (B-/Caa1)
18,000,000	6.125		08/15/25	17,550,000
Waste Pro USA, Inc. (B+/B3)
8,900,000	5.500		02/15/26	8,788,750
Wrangler Buyer Corp. (CCC+/Caa1)
2,150,000	6.000		10/01/25	2,112,375

				28,451,125

Food & Drug Retailing(c) – 1.6%
B&G Foods, Inc. (B+/B2)
8,175,000	5.250		04/01/25	7,612,969
Chobani LLC/Chobani Finance Corp., Inc. (CCC+/Caa2)(g)
10,150,000	7.500		04/15/25	10,454,500
Post Holdings, Inc. (B/B3)(g)
6,600,000	5.000		08/15/26	6,270,000
12,750,000	5.750		03/01/27	12,590,625
4,500,000	5.625		01/15/28	4,275,000
Shearer's Foods LLC/Chip Finance Corp. (B-/B3)(g)
6,957,000	9.000		11/01/19	7,070,051

				48,273,145

Food Service(c)(g) – 0.1%
Aramark Services, Inc. (BB/Ba3)
3,100,000	5.000		02/01/28	3,030,250

Gas(c) – 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp. (NR/Ba3)
7,000,000	5.750		05/20/27	6,693,750

Healthcare Providers & Services – 4.9%
Acadia Healthcare Co., Inc. (B/B3)(c)
5,000,000	5.625		02/15/23	5,062,500
3,650,000	6.500		03/01/24	3,796,000
Centene Corp. (BB+/Ba2)(c)
6,550,000	6.125		02/15/24	6,812,000
CHS/Community Health Systems, Inc. (B-/B2)(c)
1,450,000	5.125		08/01/21	1,344,875
CHS/Community Health Systems, Inc. (CCC-/Caa2)(c)
4,750,000	8.000		11/15/19	4,275,000
2,150,000	7.125	(d)	07/15/20	1,746,875
HCA, Inc. (B+/B1)
10,000,000	7.500		02/15/22	10,987,500
10,000,000	5.375		02/01/25	10,025,000
HCA, Inc. (BBB-/Ba1)
29,200,000	6.500		02/15/20	30,623,500
8,000,000	5.000		03/15/24	8,080,000
15,000,000	5.250		04/15/25	15,333,000
Hologic, Inc. (BB-/Ba3)(c)(g)
2,530,000	4.375		10/15/25	2,441,450

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Healthcare Providers & Services – (continued)
MPH Acquisition Holdings LLC (B-/Caa1)(c)(g)
$14,400,000	7.125%		06/01/24	$14,868,000
Polaris Intermediate Corp. (B-/Caa2)(c)(g)(h) (PIK 9.250%, Cash 8.500%)
700,000	8.500		12/01/22	713,125
Tenet Healthcare Corp. (B-/Ba3)(c)(g)
8,050,000	5.125		05/01/25	7,728,000
Tenet Healthcare Corp. (BB-/Ba3)(c)(g)
6,500,000	4.625		07/15/24	6,248,125
Tenet Healthcare Corp. (CCC+/Caa1)
9,209,000	8.125		04/01/22	9,600,382
7,550,000	7.000	(c)(g)	08/01/25	7,417,875

				147,103,207

Home Builders – 2.2%
Beazer Homes USA, Inc. (NR/B3)(c)
8,200,000	8.750		03/15/22	8,815,000
Beazer Homes USA, Inc. (B-/B3)(c)
509,000	7.250		02/01/23	525,543
6,400,000	5.875		10/15/27	5,928,000
Brookfield Residential Properties, Inc. (B+/B1)(c)(g)
2,900,000	6.500		12/15/20	2,907,250
5,000,000	6.125		07/01/22	5,143,750
6,157,000	6.375		05/15/25	6,233,962
Lennar Corp. (BB+/Ba1)(c)
5,000,000	4.750		11/15/22	5,025,000
7,175,000	4.750	(g)	11/29/27	6,879,031
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. (BB-/Ba3)
8,000,000	5.875		06/15/24	8,130,000
William Lyon Homes, Inc. (B+/B2)(c)
400,000	7.000		08/15/22	409,000
3,450,000	6.000	(g)	09/01/23	3,437,063
11,700,000	5.875		01/31/25	11,407,500

				64,841,099

Insurance(c)(g) – 0.1%
USIS Merger Sub, Inc. (CCC+/Caa2)
4,350,000	6.875		05/01/25	4,350,000

Internet – 1.5%
Netflix, Inc. (B+/B1)(g)
23,700,000	4.875		04/15/28	22,752,000
Symantec Corp. (BB+/Baa3)(c)(g)
17,000,000	5.000		04/15/25	17,115,532
VeriSign, Inc. (BB+/Ba2)(c)
5,600,000	4.750		07/15/27	5,348,000

				45,215,532

Iron/Steel – 2.2%
AK Steel Corp. (B-/B3)(c)
4,350,000	7.625		10/01/21	4,458,750
AK Steel Corp. (BB-/B1)(c)
6,950,000	7.500		07/15/23	7,349,625
ArcelorMittal (BBB-/Ba1)
2,300,000	5.125		06/01/20	2,369,000
800,000	6.250		08/05/20	834,000
5,850,000	6.000		03/01/21	6,157,125

Corporate Obligations – (continued)
Iron/Steel – (continued)
Cleveland-Cliffs, Inc. (B/B2)(c)(g)
10,200,000	5.750		03/01/25	9,715,500
Cleveland-Cliffs, Inc. (CCC+/Caa1)
3,887,000	5.900		03/15/20	3,867,565
5,000,000	4.800		10/01/20	4,900,000
Steel Dynamics, Inc. (BB+/Ba1)(c)
5,000,000	5.125		10/01/21	5,075,000
2,850,000	5.250		04/15/23	2,885,625
3,900,000	4.125		09/15/25	3,714,750
United States Steel Corp. (B/B2)(c)
3,100,000	6.875		08/15/25	3,189,125
11,350,000	6.250		03/15/26	11,307,437

				65,823,502

Leisure Time(c)(g) – 0.3%
Viking Cruises Ltd. (B/B3)
880,000	5.875		09/15/27	833,800
VOC Escrow Ltd. (BB-/Ba2)
7,100,000	5.000		02/15/28	6,745,000

				7,578,800

Lodging – 2.5%
MGM Resorts International (BB-/Ba3)
25,020,000	8.625		02/01/19	26,114,625
15,750,000	6.750		10/01/20	16,734,375
17,000,000	6.625		12/15/21	18,232,500
13,000,000	7.750		03/15/22	14,430,000

				75,511,500

Machinery – Construction & Mining(c) – 0.2%
BlueLine Rental Finance Corp./BlueLine Rental LLC (B/Caa1)(g)
4,350,000	9.250		03/15/24	4,665,375
Oshkosh Corp. (BBB/Ba2)
1,750,000	5.375		03/01/25	1,802,500

				6,467,875

Machinery-Diversified(c)(g) – 0.9%
RBS Global, Inc./Rexnord LLC (B+/B3)
5,750,000	4.875		12/15/25	5,548,750
Shape Technologies Group, Inc. (B/B2)
11,350,000	7.625		02/01/20	11,577,000
Titan Acquisition Ltd./Titan Co-Borrower LLC (CCC+/Caa2)
10,200,000	7.750		04/15/26	10,200,000

				27,325,750

Media – 10.4%
Altice Financing SA (BB-/B1)(c)(g)
19,000,000	6.625		02/15/23	18,810,000
20,000,000	7.500		05/15/26	19,600,000
Altice Finco SA (B-/B3)(c)(g)
10,000,000	8.125		01/15/24	10,375,000
Altice France SA (B+/B1)(c)(g)
6,200,000	6.000		05/15/22	6,052,750
4,405,000	7.375		05/01/26	4,190,256
Altice US Finance I Corp. (BB/Ba3)(c)(g)
23,000,000	5.500		05/15/26	22,425,000

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media – (continued)
AMC Networks, Inc. (BB/Ba3)(c)
$5,000,000	5.000%		04/01/24	$4,931,250
8,872,000	4.750		08/01/25	8,517,120
CCO Holdings LLC/CCO Holdings Capital Corp. (BB/B1)(c)
2,000,000	5.750		09/01/23	2,032,500
15,000,000	5.875	(g)	04/01/24	15,225,000
18,000,000	5.750	(g)	02/15/26	17,910,000
3,555,000	5.500	(g)	05/01/26	3,475,013
7,500,000	5.875	(g)	05/01/27	7,462,500
12,290,000	5.000	(g)	02/01/28	11,537,237
Cequel Communications Holdings I LLC/Cequel Capital Corp. (B/Caa1)(c)(g)
2,150,000	7.750		07/15/25	2,273,625
CSC Holdings LLC (B-/B2)
7,600,000	8.625		02/15/19	7,923,000
12,500,000	10.125	(c)(g)	01/15/23	13,875,000
2,650,000	5.250		06/01/24	2,520,813
CSC Holdings LLC (BB-/Ba2)(c)(g)
8,500,000	5.500		04/15/27	8,128,125
DISH DBS Corp. (B/Ba3)
12,600,000	7.875		09/01/19	13,182,750
11,400,000	6.750		06/01/21	11,485,500
6,440,000	5.875		07/15/22	6,150,200
12,850,000	7.750		07/01/26	12,046,875
Meredith Corp. (B/B3)(c)(g)
13,740,000	6.875		02/01/26	14,066,325
Nexstar Broadcasting, Inc. (B+/B3)(c)(g)
6,750,000	5.625		08/01/24	6,606,562
Sirius XM Radio, Inc. (BB/Ba3)(c)(g)
4,450,000	3.875		08/01/22	4,283,125
3,550,000	6.000		07/15/24	3,638,750
20,840,000	5.000		08/01/27	19,641,700
Tribune Media Co. (BB-/B3)(c)
2,455,000	5.875		07/15/22	2,479,550
Univision Communications, Inc. (BB-/B2)(c)(g)
10,850,000	5.125		05/15/23	10,334,625
UPCB Finance IV Ltd. (BB/Ba3)(c)(g)
8,000,000	5.375		01/15/25	7,720,000
Virgin Media Secured Finance PLC (BB-/Ba3)(c)(g)
12,000,000	5.500		08/15/26	11,655,000

				310,555,151

Media – Cable(e)(f) – 0.0%
Adelphia Communications Corp. (NR/NR)
2,000,000	10.250		06/15/49	—

Metal Fabricate & Hardware(c) – 1.0%
Novelis Corp. (B/B2)(g)
4,800,000	6.250		08/15/24	4,920,000
8,950,000	5.875		09/30/26	8,771,000
Park-Ohio Industries, Inc. (B/B3)
15,400,000	6.625		04/15/27	15,977,500

				29,668,500

Mining(c) – 2.8%
Alcoa Nederland Holding BV (BB/Ba2)(g)
3,050,000	7.000		09/30/26	3,289,642

Corporate Obligations – (continued)
Mining(c) – (continued)
Constellium NV (B-/B3)(g)
5,250,000	5.750		05/15/24	5,158,125
3,200,000	6.625		03/01/25	3,244,000
First Quantum Minerals Ltd. (B/B3)(g)
2,300,000	7.000		02/15/21	2,300,690
1,400,000	7.250		04/01/23	1,386,000
FMG Resources August 2006 Pty Ltd. (BB+/Ba1)(g)
9,750,000	5.125		03/15/23	9,704,019
Freeport-McMoRan, Inc. (BB-/Ba2)
17,900,000	3.550		03/01/22	17,228,750
5,850,000	3.875		03/15/23	5,652,562
2,900,000	5.400		11/14/34	2,755,000
Hudbay Minerals, Inc. (B+/B3)(g)
5,000,000	7.250		01/15/23	5,200,000
HudBay Minerals, Inc. (B+/B3)(g)
5,656,000	7.625		01/15/25	6,009,500
New Gold, Inc. (B/B3)(g)
9,000,000	6.250		11/15/22	9,191,250
Teck Resources Ltd. (BB+/Ba3)
5,400,000	6.000		08/15/40	5,589,000
5,600,000	5.200		03/01/42	5,215,000
3,150,000	5.400		02/01/43	3,016,125

				84,939,663

Miscellaneous Manufacturing(g) – 1.0%
Bombardier, Inc. (B-/Caa1)
11,700,000	8.750		12/01/21	12,826,125
1,050,000	6.000	(c)	10/15/22	1,039,500
16,200,000	7.500	(c)	03/15/25	16,605,000

				30,470,625

Oil Field Services – 7.9%
Antero Resources Corp. (BB+/Ba3)(c)
7,700,000	5.375		11/01/21	7,834,750
1,300,000	5.625		06/01/23	1,326,000
3,750,000	5.000		03/01/25	3,759,375
California Resources Corp. (CCC+/Caa2)(c)(g)
3,500,000	8.000		12/15/22	2,756,250
California Resources Corp. (CCC-/Caa3)(c)
7,223,000	6.000		11/15/24	4,406,030
Chesapeake Energy Corp. (CCC+/Caa1)
743,000	6.125		02/15/21	743,000
1,800,000	5.375	(c)	06/15/21	1,746,000
4,850,000	5.750		03/15/23	4,365,000
2,950,000	8.000	(c)(g)	01/15/25	2,846,750
3,350,000	8.000	(c)(d)(g)	06/15/27	3,199,250
Continental Resources, Inc. (BBB-/Ba2)(c)
5,000,000	5.000		09/15/22	5,075,000
CrownRock LP/CrownRock Finance, Inc. (B+/B3)(c)(g)
4,900,000	5.625		10/15/25	4,851,000
Denbury Resources, Inc. (B/Caa1)(c)(g)
3,700,000	9.000		05/15/21	3,783,250
Ensco PLC (BB-/B3)
3,400,000	7.750		02/01/26	3,119,500
3,100,000	5.750	(c)	10/01/44	2,108,000

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Oil Field Services – (continued)
EP Energy LLC/Everest Acquisition Finance, Inc. (CCC-/Caa2)(c)(g)
$2,900,000	9.375%		05/01/24	$2,051,750
EP Energy LLC/Everest Acquisition Finance, Inc. (CCC-/Caa3)(c)
1,450,000	9.375		05/01/20	1,348,500
Exterran Energy Solutions LP/EES Finance Corp. (B+/B1)(c)(g)
2,400,000	8.125		05/01/25	2,538,000
Gulfport Energy Corp. (BB-/B2)(c)
3,300,000	6.000		10/15/24	3,122,625
7,500,000	6.375		05/15/25	7,218,750
4,200,000	6.375		01/15/26	4,042,500
Halcon Resources Corp. (NR/Caa1)(c)(g)
7,600,000	6.750		02/15/25	7,391,000
Halcon Resources Corp. (CCC+/Caa1)(c)
1,815,000	6.750		02/15/25	1,783,238
Jones Energy Holdings LLC/Jones Energy Finance Corp. (NR/Caa3)(c)
3,600,000	6.750		04/01/22	2,007,000
Laredo Petroleum, Inc. (B+/B2)(c)
5,000,000	5.625		01/15/22	4,950,000
5,150,000	6.250		03/15/23	5,150,000
MEG Energy Corp. (BB+/B3)(c)(g)
3,550,000	6.500		01/15/25	3,443,500
MEG Energy Corp. (BB-/Caa2)(c)(g)
5,050,000	6.375		01/30/23	4,229,375
6,000,000	7.000		03/31/24	4,950,000
Nabors Industries, Inc. (BB/Ba3)(g)
5,000,000	0.750		01/15/24	3,742,095
Noble Holding International Ltd. (B/Caa1)(c)(d)
6,000,000	7.750		01/15/24	5,550,000
Noble Holding International Ltd. (B+/B2)(c)(g)
4,565,000	7.875		02/01/26	4,496,525
Oasis Petroleum, Inc. (BB-/B3)(c)
2,500,000	6.500		11/01/21	2,537,500
7,125,000	6.875		03/15/22	7,214,062
Parsley Energy LLC/Parsley Finance Corp. (BB-/B2)(c)(g)
7,850,000	5.625		10/15/27	7,820,562
Precision Drilling Corp. (BB/B3)(c)
4,900,000	7.750		12/15/23	5,089,875
QEP Resources, Inc. (BB+/Ba3)(c)
12,765,000	5.625		03/01/26	12,062,925
Range Resources Corp. (BB+/Ba3)(c)
1,000,000	5.000		08/15/22	967,500
4,500,000	4.875		05/15/25	4,173,750
Rowan Cos., Inc. (B+/B2)(c)
2,650,000	7.375		06/15/25	2,471,125
4,550,000	5.400		12/01/42	3,185,000
Sanchez Energy Corp. (B-/Caa1)(c)
3,500,000	6.125		01/15/23	2,546,250
SM Energy Co. (B+/B2)(c)
8,000,000	6.500		11/15/21	8,040,000
450,000	5.000		01/15/24	418,500
5,750,000	6.750		09/15/26	5,692,500
Transocean, Inc. (B/Caa1)
10,000,000	7.500		04/15/31	8,800,000
Transocean, Inc. (B+/B1)(c)(g)
7,200,000	7.500		01/15/26	7,092,000

Corporate Obligations – (continued)
Oil Field Services – (continued)
Trinidad Drilling Ltd. (BB-/Caa1)(c)(g)
9,300,000	6.625		02/15/25	8,683,875
USA Compression Partners LP/USA Compression Finance Corp. (B+/B3)(c)(g)
5,900,000	6.875		04/01/26	5,973,750
Weatherford International Ltd. (B-/Caa1)
3,200,000	7.750	(c)	06/15/21	3,008,000
400,000	8.250	(c)	06/15/23	348,500
10,100,000	6.500		08/01/36	7,171,000
Whiting Petroleum Corp. (BB-/B3)(c)(g)
6,800,000	6.625		01/15/26	6,842,500
WPX Energy, Inc. (BB-/B1)(c)
5,000,000	8.250		08/01/23	5,625,000

				235,698,187

Packaging(c) – 1.1%
ARD Finance SA (B-/Caa2)(h) (PIK 7.875%, Cash 7.125%)
9,550,000	7.125		09/15/23	9,908,125
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (B/B3)(g)
2,500,000	7.250		05/15/24	2,659,375
BWAY Holding Co. (CCC/Caa2)(g)
4,600,000	7.250		04/15/25	4,692,000
Multi-Color Corp. (B+/B2)(g)
2,650,000	4.875		11/01/25	2,471,125
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu (B+/B1)
886,734	5.750		10/15/20	895,601
3,586,661	6.875		02/15/21	3,631,494
9,350,000	5.125	(g)	07/15/23	9,431,813
Smurfit-Stone Container Corp. (NR/NR)(e)(f)
8,500,000	8.000		03/15/17	—
Stone Container Finance Co. of Canada II (NR/WR)(e)(f)
2,250,000	7.375		07/15/14	—

				33,689,533

Paper(e)(f) – 0.0%
Jefferson Smurfit Corp. (NR/NR)
1,750,000	0.750		06/01/13	—
6,000,000	8.250		10/01/49	—
NewPage Corp. (NR/NR)
10,050,000	1.000		12/31/49	—

				—

Pharmaceuticals(c)(g) – 2.3%
Endo Dac/Endo Finance LLC/Endo Finco, Inc. (CCC+/B3)
8,950,000	6.000		07/15/23	6,757,250
Valeant Pharmaceuticals International, Inc. (B-/Caa1)
10,600,000	7.500		07/15/21	10,653,000
7,300,000	6.750		08/15/21	7,318,250
2,950,000	7.250		07/15/22	2,964,750
15,950,000	5.875		05/15/23	14,115,750
7,100,000	9.250		04/01/26	7,073,375
Valeant Pharmaceuticals International, Inc. (BB-/Ba3)
6,700,000	7.000		03/15/24	6,968,000
12,300,000	5.500		11/01/25	11,961,750

				67,812,125

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pipelines – 4.3%
Cheniere Corpus Christi Holdings LLC (BB-/Ba3)(c)
$10,000,000	5.125%		06/30/27	$9,925,000
Cheniere Energy Partners LP (BB/Ba2)(c)(g)
18,515,000	5.250		10/01/25	18,260,419
CNX Midstream Partners LP/CNX Midstream Finance Corp. (BB-/B3)(c)(g)
8,650,000	6.500		03/15/26	8,531,062
DCP Midstream Operating LP (BB/Ba2)
6,650,000	9.750	(g)	03/15/19	6,999,125
950,000	6.750	(g)	09/15/37	1,040,250
8,000,000	5.600	(c)	04/01/44	8,080,000
Energy Transfer Equity LP (BB-/Ba2)
4,000,000	7.500		10/15/20	4,305,000
5,585,000	4.250	(c)	03/15/23	5,403,487
6,900,000	5.875	(c)	01/15/24	7,124,250
Genesis Energy LP/Genesis Energy Finance Corp. (BB-/B1)(c)
3,611,000	6.000		05/15/23	3,538,780
11,100,000	6.500		10/01/25	10,878,000
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. (BB-/B1)(c)
10,000,000	5.750		04/15/25	9,550,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (BB-/Ba3)(c)
4,400,000	5.250		05/01/23	4,422,000
3,200,000	4.250		11/15/23	3,056,000
4,500,000	5.375		02/01/27	4,477,500
2,650,000	5.000	(g)	01/15/28	2,527,438
The Williams Cos., Inc. (BB+/Ba2)
2,000,000	7.875		09/01/21	2,237,500
3,650,000	7.500		01/15/31	4,443,875
9,600,000	7.750		06/15/31	11,832,000
2,000,000	5.750	(c)	06/24/44	2,112,500

				128,744,186

Real Estate Investment Trust(c) – 2.6%
Equinix, Inc. (BB+/B1)
11,050,000	5.750		01/01/25	11,519,625
4,600,000	5.875		01/15/26	4,801,250
6,650,000	5.375		05/15/27	6,749,750
iStar, Inc. (BB-/B1)
3,480,000	4.625		09/15/20	3,484,350
8,200,000	6.000		04/01/22	8,230,750
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. (BB-/B1)
8,700,000	5.625		05/01/24	8,950,125
3,450,000	4.500		09/01/26	3,290,438
MPT Operating Partnership LP/MPT Finance Corp. (BBB-/Ba1)
18,300,000	5.000		10/15/27	17,939,490
Starwood Property Trust, Inc. (BB-/Ba3)(g)
2,180,000	3.625		02/01/21	2,136,400
10,150,000	4.750		03/15/25	9,883,562

				76,985,740

Retailing – 1.8%
Beacon Escrow Corp. (B+/B3)(c)(g)
9,950,000	4.875		11/01/25	9,477,375

Corporate Obligations – (continued)
Retailing – (continued)
JC Penney Corp., Inc. (B/B2)(c)(g)
3,800,000	8.625		03/15/25	3,572,000
JC Penney Corp., Inc. (B/B3)
2,100,000	6.375		10/15/36	1,312,500
1,500,000	7.400	(i)	04/01/37	1,012,500
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (BB/B1)(c)(g)
14,590,000	5.250		06/01/26	14,535,287
New Red Finance, Inc. (B+/Ba3)(c)(g)
10,000,000	4.250		05/15/24	9,525,000
New Red Finance, Inc. (B-/B3)(c)(g)
4,000,000	5.000		10/15/25	3,800,000
PetSmart, Inc. (CCC-/Caa1)(c)(g)
8,000,000	7.125		03/15/23	4,540,000
Yum! Brands, Inc. (B+/B2)(c)
7,476,000	5.350		11/01/43	6,793,815

				54,568,477

Semiconductors – 0.7%
Advanced Micro Devices, Inc. (B/B3)
3,000,000	7.500		08/15/22	3,270,000
7,700,000	7.000	(c)	07/01/24	8,065,750
Qorvo, Inc. (BB+/Ba1)(c)
3,750,000	6.750		12/01/23	3,998,438
4,300,000	7.000		12/01/25	4,665,500

				19,999,688

Software(c) – 1.7%
BMC Software Finance, Inc. (CCC+/Caa2)(g)
16,250,000	8.125		07/15/21	16,209,375
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. (B-/B3)(g)
11,660,000	5.750		03/01/25	11,514,250
CURO Financial Technologies Corp. (B-/Caa1)(g)
6,714,000	12.000		03/01/22	7,435,755
First Data Corp. (BB/Ba3)(g)
1,380,000	5.000		01/15/24	1,380,000
Nuance Communications, Inc. (BB-/Ba3)
4,286,000	5.375	(g)	08/15/20	4,307,430
3,500,000	5.625		12/15/26	3,447,500
Open Text Corp. (BB+/Ba2)(g)
6,000,000	5.875		06/01/26	6,165,000

				50,459,310

Storage/Warehousing(c)(g) – 0.3%
Algeco Global Finance PLC (B-/B2)
8,000,000	8.000		02/15/23	8,000,000

Telecommunication Services – 11.8%
Alcatel-Lucent USA, Inc. (NR/WR)
16,195,000	6.450		03/15/29	16,680,850
CenturyLink, Inc. (B+/B2)
9,350,000	6.450		06/15/21	9,537,000
2,150,000	7.500	(c)(d)	04/01/24	2,160,750
5,680,000	6.875		01/15/28	5,168,800
6,000,000	7.600		09/15/39	5,115,000

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Telecommunication Services – (continued)
Digicel Group Ltd. (NR/Caa1)(c)(g)
$11,800,000	8.250%		09/30/20	$10,103,750
5,000,000	7.125		04/01/22	3,944,950
Digicel Ltd. (NR/B1)(c)(g)
390,000	6.000		04/15/21	366,113
14,590,000	6.750		03/01/23	13,129,249
Frontier Communications Corp. (B+/B3)(c)(g)
7,650,000	8.500		04/01/26	7,401,375
Frontier Communications Corp. (B-/Caa1)
8,300,000	7.625		04/15/24	5,177,125
8,000,000	11.000	(c)	09/15/25	6,000,000
Intelsat Connect Finance SA (CCC-/Ca)(c)(g)
10,000,000	12.500		04/01/22	7,675,000
Intelsat Jackson Holdings SA (CCC+/Caa2)(c)
6,000,000	7.250		10/15/20	5,550,000
6,100,000	7.500		04/01/21	5,520,500
10,950,000	9.750	(g)	07/15/25	10,210,875
Level 3 Financing, Inc. (BB/Ba3)(c)
5,358,000	5.375		05/01/25	5,197,260
10,800,000	5.250		03/15/26	10,179,000
Nokia OYJ (BB+/Ba1)
6,585,000	4.375		06/12/27	6,207,976
SoftBank Group Corp. (BB+/Ba1)
3,000,000	4.500	(g)	04/15/20	3,060,000
3,300,000	5.125	(c)	09/19/27	3,106,125
Sprint Capital Corp. (B/B3)
5,050,000	8.750		03/15/32	5,277,250
Sprint Communications, Inc. (B/B3)
10,750,000	7.000		08/15/20	11,206,875
14,700,000	11.500		11/15/21	17,162,250
Sprint Communications, Inc. (B+/B1)(g)
7,000,000	9.000		11/15/18	7,236,250
Sprint Corp. (B/B3)
22,150,000	7.250		09/15/21	22,897,562
28,550,000	7.875		09/15/23	29,121,000
14,700,000	7.625	(c)	02/15/25	14,442,750
8,500,000	7.625	(c)	03/01/26	8,287,500
T-Mobile USA, Inc. (BB+/Ba2)(c)
8,800,000	6.625		04/01/23	9,072,800
7,050,000	6.500		01/15/26	7,473,000
100,000	4.500		02/01/26	96,000
Telecom Italia Capital SA (BB+/Ba1)
450,000	6.375		11/15/33	489,938
1,550,000	6.000		09/30/34	1,625,562
16,150,000	7.200		07/18/36	19,057,000
16,400,000	7.721		06/04/38	20,110,500
Wind Tre SpA (BB-/B1)(c)(g)
32,350,000	5.000		01/20/26	27,416,625
Windstream Services LLC/Windstream Finance Corp. (BB-/B3)(c)(g)
11,390,000	8.625		10/31/25	10,478,800

				352,943,360

Transportation(c)(g) – 0.1%
Neovia Logistics Services LLC/SPL Logistics Finance Corp. (CCC+/Caa1)
5,150,000	8.875		08/01/20	4,017,000

Corporate Obligations – (continued)
Trucking & Leasing(c)(g) – 0.2%
Park Aerospace Holdings Ltd. (BB/Ba3)
2,750,000	3.625		03/15/21	2,636,563
3,700,000	4.500		03/15/23	3,505,750

				6,142,313

TOTAL CORPORATE OBLIGATIONS
(Cost $2,671,736,927)				$2,656,795,815

Shares	Description	Value
Common Stocks – 0.8%
Beverages(f) – 0.0%
19	Crimson Wine Group Ltd.	$188

Capital Markets(f) – 0.0%
28,148	Motors Liquidation Co.	263,184

Diversified Financial Services – 0.0%
190	Leucadia National Corp.	4,319

Health Care Services(e)(f) – 0.0%
3,874	CB Paracelsus Healthcare	—

Media(e)(f) – 0.0%
21	New Cotai Class B Shares	—

Oil, Gas & Consumable Fuels – 0.8%
1,185,421	Berry Petroleum Corp.(f)(j)	10,550,247
13,494	Berry Pete Restricted.(f)(j)	141,687
670,713	Blue Ridge Mountain Resources, Inc.(f)(j)	5,617,221
124,461	Chaparral Energy, Inc.	2,120,151
368,067	Chaparral Energy, Inc. Class A(f)	6,505,584

		24,934,890

Paper & Forest Products(e)(f) – 0.0%
2,500	Port Townsend Holdings Co., Inc.	—

Pharmaceuticals(e)(f) – 0.0%
40	Dawn Holdings, Inc.	—
10	Nycomed	—

		—

TOTAL COMMON STOCKS
(Cost $37,662,220)		$25,202,581

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2018

Shares	Rate	Value
Preferred Stocks – 0.5%
Energy – Exploration & Production(j) – 0.4%
Berry Petroleum Corp.
1,067,392	0.000%	$11,207,616

Media(h)(i) – 0.1%
Spanish Broadcasting System, Inc.
3,014	10.750	2,109,800

TOTAL PREFERRED STOCKS – 0.5%
(Cost $13,716,254)		$13,317,416

Units	Expiration Date	Value
Warrant(e)(f) – 0.0%
Lender Process Services, Inc. (NR/NR)
14,274	12/31/20	$—
TBS International Ltd. (NR/NR)
12,063	02/07/14	—
TBS International Ltd. (NR/NR)
2,807	02/07/15	—
TBS International Ltd. (NR/NR)
3,311	02/07/15	—
True Religion
1,536		—
True Religion
7,229		—

TOTAL WARRANT
(Cost $21,898,892)		$—

Shares	Description	Value
Exchange Traded Fund(k) – 0.0%
25,000	Goldman Sachs Access High Yield Corporate Bond ETF (NR/NR) (Cost $1,223,720)	$1,215,500

Shares	Distribution Rate	Value
Investment Company(k) – 2.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
69,421,973	1.609%	$69,421,973
(Cost $69,421,973)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $2,921,014,663)		$2,868,908,712

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments(l) – 3.2%
Certificate of Deposit – 0.3%
Southern Co. (NR/NR)
$8,790,000	0.000%	06/19/18	$8,740,487

Short-term Investments(l) – (continued)
Commercial Paper – 2.9%
Dominion Resources, Inc. (NR/NR)
4,817,000	0.000	06/22/18	4,788,714
Electricite de France SA (NR/NR)
13,127,000	0.000	04/27/18	13,103,038
HP, Inc. (NR/NR)
8,442,000	0.000	04/27/18	8,429,127
Marriott International, Inc. (NR/NR)
9,907,000	0.000	05/09/18	9,880,902
Omnicom Capital, Inc. (NR/NR)
4,375,000	0.000	05/11/18	4,362,882
Potash Corp. of Saskatchewan, Inc. (NR/NR)
6,919,000	0.000	05/31/18	6,890,134
7,585,000	0.000	06/11/18	7,547,035
2,428,000	0.000	06/18/18	2,414,517
Schlumberger Holdings Corp. (NR/NR)
3,259,000	0.000	05/29/18	3,246,437
Sempra Energy Holdings (NR/NR)
7,423,000	0.000	06/25/18	7,377,619
VW Credit, Inc. (NR/NR)
19,216,000	0.000	06/22/18	19,099,263

			87,139,668

TOTAL SHORT-TERM INVESTMENTS
(Cost $95,865,030)			$95,880,155

TOTAL INVESTMENTS – 98.9%
(Cost $3,016,879,693)			$2,964,788,867

Principal Amount	Interest Rate (Paid) Received		Maturity Date	Value
Reverse Repurchase Agreements – (0.7)%
Reverse Repurchase Agreements – (0.7)%
Barclays Reverse Repurchase Agreement (NR/NR)
$(770,000)	(1.500	) %	01/10/19	$(770,000)
(5,394,000)	(0.250)		01/22/19	(5,394,000)
(3,675,388)	(0.500)		02/05/19	(3,675,388)
(1,889,313)	(0.500)		03/22/19	(1,889,313)
(1,557,600)	(1.500)		09/08/19	(1,557,600)
(1,223,250)	(1.500)		09/20/19	(1,223,250)
Citigroup Reverse Repurchase Agreement (NR/NR)
(1,561,875)	(0.750)		03/14/19	(1,561,875)
(2,443,750)	(1.500)		03/14/19	(2,443,750)
First Boston Reverse Repurchase Agreement (NR/NR)
(1,389,375)	(4.500)		03/27/19	(1,389,375)
Nomura Reverse Repurchase Agreement (NR/NR)
(1,779,125)	(2.500)		03/11/19	(1,779,125)

TOTAL REVERSE REPURCHASE AGREEMENTS
(Cost $(21,683,676))				$(21,683,676)

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%				53,216,842

NET ASSETS – 100.0%				$2,996,322,033

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
Security ratings disclosed, if any, are obtained from by Standard & Poor's /Moody's Investor Service and are unaudited. A brief description of the ratings is available in the Fund's Statement of Additional Information.
(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on March 31, 2018. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2018.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of March 31, 2018, the value of securities pledged amounted to $21,335,500.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Security is currently in default and/or non-income producing.
(g)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,281,858,281, which represents approximately 42.8% of the Fund’s net assets as of March 31, 2018. The liquidity determination is unaudited.
(h)	Pay-in-kind securities.
(i)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2018.
(j)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $27,516,771, which represents approximately 0.9% of the Fund’s net assets as of March 31, 2018.

Restricted Security	Acquisition Date	Cost
Berry Petroleum Corp. (Preferred Stocks)	05/06/16 – 08/18/16	$10,673,910
Berry Petroleum Corp. (Common Stocks)	03/01/17	13,632,342
Berry Pete Corp. (Common Stocks)	02/27/17	134,940
Blue Ridge Mountain Resources (Common Stock)	02/27/17 – 03/03/2017	6,692,580

(k)	Represents an Affiliated Issuer.
(l)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
WR	—Withdrawn Rating

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	10	06/20/18	$1,604,688	$39,487
2 Year U.S. Treasury Notes	384	06/29/18	81,642,000	25,610
5 Year U.S. Treasury Notes	983	06/29/18	112,515,102	229,321
Total				$294,418
Short position contracts:
Eurodollars	(38)	12/17/18	(9,262,975)	55,520
Eurodollars	(719)	12/16/19	(174,743,962)	(2,915)
10 Year U.S. Treasury Notes	(1,548)	06/20/18	(187,525,688)	(1,508,675)
20 Year U.S. Treasury Bonds	(364)	06/20/18	(53,371,500)	(1,200,780)
Total				$(2,656,850)
TOTAL				$(2,362,432)

SWAP CONTRACTS — At March 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2018(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
CDX .NA.HY. Index 29	5.000%	3.384%	12/20/22	$5,850	$390,085	$312,118	$77,967

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED OPTIONS CONTRACTS — At March 31, 2018, the Fund had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts:
Eurodollar Futures	$98.00	06/15/2018	134	$335,000	$227,800	$37,152	$190,648

Abbreviation:
CDX.NA.HY Index 29	—CDX North America
High Yield Index 29

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – 82.1%
Aerospace(b) – 0.8%
TransDigm, Inc. (B+/Ba2)
(1M LIBOR + 2.750%)
$5,437,694	4.627%	05/14/22	$5,450,309
(1M LIBOR + 2.750%)
13,257,673	4.627	06/09/23	13,290,818
(3M LIBOR + 2.500%)
14,929,891	4.802	08/22/24	14,971,396

			33,712,523

Airlines(b) – 0.6%
Air Canada (NR/NR) (3M LIBOR + 2.000%)
10,099,250	3.984	10/06/23	10,141,364
Delta Air Lines, Inc. (BBB-/Baa2) (1M LIBOR + 2.500%)
14,674,334	4.322	10/18/18	14,731,270

			24,872,634

Automotive – Distributor(b) – 0.2%
American Axle & Manufacturing, Inc. (BB/Ba2) (1M LIBOR + 2.250%)
8,889,625	4.130	04/06/24	8,928,562

Automotive – Parts(b) – 0.7%
CS Intermediate Holdco 2 LLC (BBB-/Ba1) (3M LIBOR + 2.000%)
4,677,515	4.302	11/02/23	4,693,606
Gates Global LLC (B+/B1) (3M LIBOR + 2.750%)
20,702,447	5.052	04/01/24	20,801,612
Navistar International Corp. (B+/Ba3) (1M LIBOR + 3.500%)
2,950,000	5.210	11/06/24	2,963,511

			28,458,729

Building Materials(b) – 1.4%
American Builders & Contractors Supply Co., Inc. (BB+/B1) (1M LIBOR + 2.500%)
28,750,090	4.377	10/31/23	28,790,053
Atkore International, Inc. (BB-/B2) (3M LIBOR + 2.750%)
23,723,298	5.060	12/22/23	23,859,707
Janus International Group LLC (B+/B2) (1M LIBOR + 3.000%)
5,975,000	4.740	02/12/25	5,941,420

			58,591,180

Building Products(b) – 0.6%
Beacon Roofing Supply, Inc. (BB+/B1) (1M LIBOR + 2.250%)
6,400,000	3.936	01/02/25	6,427,456
CPG International, Inc. (B/B2) (6M LIBOR + 3.750%)
5,142,096	5.593	05/03/24	5,178,502
HD Supply, Inc. (BB+/Ba3) (3M LIBOR + 2.250%)
1,570,140	4.552	08/13/21	1,579,294
Jeld-Wen, Inc. (BB+/Ba2) (3M LIBOR + 2.000%)
6,583,500	4.302	12/14/24	6,608,188
Mannington Mills, Inc. (BB-/B1) (3M LIBOR + 3.750%)
3,149,111	6.052	10/01/21	3,168,793

			22,962,233

Capital Goods – Others(b) – 0.1%
Columbus McKinnon Corp. (B+/Ba3) (3M LIBOR + 2.500%)
2,467,928	4.802	01/31/24	2,477,182

Bank Loans(a) – (continued)
Chemicals – 2.6%
Alpha 3 BV (B+/B1)(b) (1 Week LIBOR + 3.000%)
14,051,319	5.302	01/31/24	14,153,191
Axalta Coating Systems US Holdings, Inc. (BBB-/Ba1)(b) (3M LIBOR + 2.000%)
28,731,276	4.302	06/01/24	28,770,925
Cyanco Intermediate Corp. (CCC+/Caa1)
2,650,000	7.500	02/15/26	2,636,750
Cyanco Intermediate Corp. (B/B2)(b) (3M LIBOR + 3.500%)
6,450,000	5.672	02/15/25	6,466,125
Emerald Performance Materials LLC (B/B1)(b) (1M LIBOR + 3.500%)
7,223,812	5.377	08/01/21	7,287,021
Emerald Performance Materials LLC (B-/Caa1)(b) (1M LIBOR + 7.750%)
6,350,000	9.627	08/01/22	6,340,094
The Chemours Co. (BBB-/Baa3)(b) (3M LIBOR + 1.500%)
5,864,984	6.250	05/12/22	5,857,652
Univar, Inc. (BB/B1)(b) (1M LIBOR + 2.500%)
34,462,747	4.377	07/01/24	34,678,139

			106,189,897

Commercial Services(b) – 0.4%
Prometric Holdings, Inc. (B/B1) (3M LIBOR + 3.000%)
3,050,000	4.770	01/29/25	3,067,172
Robertshaw US Holding Corp. (B/B1) (1M LIBOR + 3.500%)
10,535,000	5.438	02/19/25	10,617,278
Robertshaw US Holding Corp. (CCC+/Caa1) (1M LIBOR + 8.000%)
4,650,000	9.938	02/19/26	4,638,375

			18,322,825

Construction Machinery(b) – 0.4%
Accudyne Industries LLC (B/B3) (1M LIBOR + 3.750%)
1,397,975	5.127	08/18/24	1,404,965
Clark Equipment Co. (NR/NR) (3M LIBOR + 2.000%)
7,622,791	4.302	05/18/24	7,624,849
Milacron LLC (B/B2) (1M LIBOR + 2.750%)
9,196,912	4.377	09/28/23	9,219,904

			18,249,718

Construction Materials(b) – 0.1%
Forterra Finance LLC (B-/B3) (1M LIBOR + 3.000%)
4,892,943	4.877	10/25/23	4,510,707

Consumer Cyclical Services – 0.6%
Iron Mountain, Inc. (BB/Ba3)
5,975,000	1.750	01/02/26	5,955,103
Sabre GLBL, Inc. (BB-/Ba2)(b) (1M LIBOR + 2.000%)
19,700,373	3.877	02/22/24	19,752,383

			25,707,486

Consumer Cyclical Services – Business(b) – 0.6%
Colorado Buyer, Inc. (B+/Ba3) (3M LIBOR + 3.000%)
8,585,125	4.780	05/01/24	8,585,125
Colorado Buyer, Inc. (CCC+/B3) (3M LIBOR + 7.250%)
2,875,000	9.030	05/01/25	2,873,218

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
Bank Loans(a) – (continued)
Consumer Cyclical Services – Business(b) – (continued)
	Tempo Acquisition LLC (B/B1) (1M LIBOR + 3.000%)
	$14,887,500	4.877%	05/01/24	$14,957,322

				26,415,665

Consumer Products – Household & Leisure(b) – 2.3%
	Bombardier Recreational Products, Inc. (BB/Ba3) (1M LIBOR + 2.500%)
	15,513,115	4.380	06/30/23	15,644,045
	Coty, Inc. (NR/NR)
	(1M LIBOR + 2.500%)
	8,975,000	3.035	10/27/22	8,963,781
	(1M LIBOR + 2.500%)
EUR	3,175,000	4.186	10/27/22	3,896,911
	Coty, Inc. (BB+/Ba2) (1M LIBOR + 2.500%)
	4,165,319	4.186	10/27/22	4,167,402
	Diamond (BC) B.V. (B/B1) (6M LIBOR + 3.000%)
	10,224,376	4.994	09/06/24	10,203,109
	Galleria Co. (BB+/Ba2) (1M LIBOR + 3.000%)
	8,457,500	4.688	09/29/23	8,457,500
	Prestige Brands, Inc. (BB/Ba3) (1M LIBOR + 2.000%)
	15,638,974	3.877	01/26/24	15,666,968
	Renfro Corp. (B/B3) (3M LIBOR + 5.500%)
	19,919,879	7.280	01/30/19	19,969,679
	Spectrum Brands, Inc. (BB+/Ba1) (6M LIBOR + 2.000%)
	9,088,745	3.789	06/23/22	9,104,650

				96,074,045

Consumer Products – Industrial(b) – 0.2%
	Southwire Co. (BB+/Ba2) (1M LIBOR + 2.250%)
	8,698,253	3.968	02/10/21	8,719,998

Containers & Packaging(b) – 0.9%
	Berry Plastics Group, Inc. (BBB-/Ba2)
	(1M LIBOR + 2.000%)
	2,376,198	3.740	02/08/20	2,384,824
	(1M LIBOR + 2.000%)
	17,435,295	3.740	01/06/21	17,500,677
	BWAY Holding Co. (B-/B2) (3M LIBOR + 3.250%)
	17,393,687	4.958	04/03/24	17,471,263

				37,356,764

Diversified Manufacturing(b) – 1.4%
	Cortes NP Acquisition Corp. (B+/Ba3) (1M LIBOR + 4.000%)
	4,287,284	5.670	11/30/23	4,303,362
	CPM Holdings, Inc. (B/B1) (1M LIBOR + 3.500%)
	7,147,015	5.377	04/11/22	7,229,634
	Crosby US Acquisition Corp. (B-/Caa1) (3M LIBOR + 3.000%)
	21,872,610	4.904	11/23/20	21,462,498
	Dynacast International LLC (B/B1) (3M LIBOR + 3.250%)
	3,403,374	5.552	01/28/22	3,416,137
	Gardner Denver, Inc. (B+/B2) (3M LIBOR + 2.750%)
	4,387,680	5.052	07/30/24	4,407,117
	Rexnord LLC (BB+/Ba2) (1M LIBOR + 2.250%)
	14,655,398	4.111	08/21/24	14,732,339

				55,551,087

Bank Loans(a) – (continued)
Electrical – 0.3%
	Techem GmbH (NR/NR)(b) (3M EURIBOR + 3.000%)
EUR	7,975,000	3.000	10/02/24	9,804,986
	TTM Technologies, Inc. (NR/NR)
	4,325,000	2.500	09/27/24	4,330,406

				14,135,392

Energy(b) – 1.4%
	Chesapeake Energy Corp. (BB-/B1) (3M LIBOR + 7.500%)
	14,465,000	9.444	08/23/21	15,345,774
	FTS International, Inc. (B/B3) (1M LIBOR + 4.750%)
	7,603,104	6.627	04/16/21	7,622,112
	MEG Energy Corp. (BB+/Ba3) (3M LIBOR + 3.500%)
	11,715,471	5.810	12/31/23	11,709,613
	Murray Energy Corp. (B-/B2) (3M LIBOR + 7.250%)
	19,440,791	9.552	04/16/20	16,427,468
	Peabody Energy Corp. (BB/Ba3) (1M LIBOR + 3.500%)
	5,399,019	5.377	03/31/22	5,405,768

				56,510,735

Entertainment(b) – 0.9%
	AMC Entertainment, Inc. (BB/Ba2) (1M LIBOR + 2.250%)
	4,633,847	4.027	12/15/23	4,643,485
	Cedar Fair LP (BBB-/Ba1) (1M LIBOR + 1.750%)
	2,254,000	3.627	04/13/24	2,265,270
	Crown Finance US, Inc. (BB-/B1) (1M LIBOR + 2.500%)
	15,250,000	4.377	02/28/25	15,224,075
	NEP/NCP Holdco, Inc. (NR/NR) (1M LIBOR + 7.000%)
	15,038,306	8.740	01/23/23	15,094,700

				37,227,530

Environmental(b) – 1.0%
	Core & Main LP (B+/B2) (3M LIBOR + 3.000%)
	10,473,750	5.006	08/01/24	10,526,119
	EnergySolutions LLC (B/B3) (1M LIBOR + 4.750%)
	25,612,079	6.630	05/29/20	25,932,230
	Wrangler Buyer Corp. (B/B1) (1M LIBOR + 3.000%)
	3,690,750	4.877	09/27/24	3,707,875

				40,166,224

Finance(b) – 2.3%
	Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. (BBB-/Ba1) (1M LIBOR + 2.250%)
	59,711,312	4.072	04/03/22	59,729,823
	Fortress Investment Group LLC (NR/NR) (1M LIBOR + 2.750%)
	6,539,690	4.627	12/27/22	6,613,262
	LBM Borrower LLC (B+/B3) (1M LIBOR + 3.750%)
	14,125,158	5.627	08/20/22	14,259,347
	SBA Senior Finance II LLC (BB/B1) (1 Week LIBOR + 2.250%)
	15,857,066	3.990	03/24/21	15,887,671

				96,490,103

Food & Beverages – 3.4%
	C.H. Guenther & Son, Inc. (B/B2)
	8,850,000	2.750	03/22/25	8,861,062
	Dole Food Co., Inc. (B-/B1)(b) (1M LIBOR + 2.750%)
	5,642,188	4.611	04/06/24	5,649,240

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – (continued)
Food & Beverages – (continued)
High Liner Foods, Inc. (B+/B2)(b) (3M LIBOR + 3.250%)
$8,590,614	5.267%	04/24/21	$8,397,325
Lyons Magnus LLC (NR/NR)(b) (1M LIBOR + 4.250%)
5,062,313	6.127	11/11/24	5,081,296
Refresco Group BV (NR/NR)
4,760,000	3.250	12/14/24	4,748,100
Shearer's Foods, Inc. (B-/B3)(b)
(3M LIBOR + 3.938%)
16,728,274	6.240	06/30/21	16,679,428
(3M LIBOR + 4.250%)
1,951,437	6.552	06/30/21	1,946,559
Shearer's Foods, Inc. (CCC/Caa2)(b) (3M LIBOR + 6.750%)
21,250,000	9.052	06/30/22	19,603,125
Sigma Bidco B.V. (B+/B1)
10,150,000	3.000	02/23/25	10,137,312
US Foods, Inc. (BBB-/B1)(b) (1M LIBOR + 2.500%)
59,177,430	4.377	06/27/23	59,527,169

			140,630,616

Food & Drug Retailers(b) – 2.0%
Albertsons LLC (BB-/Ba2) (3M LIBOR + 3.000%)
10,119,472	4.956	06/22/23	9,980,330
BJ's Wholesale Club, Inc. (B-/B3) (1M LIBOR + 3.500%)
50,483,712	5.191	02/03/24	50,415,054
BJ's Wholesale Club, Inc. (CCC/Caa2) (1M LIBOR + 7.500%)
20,250,000	9.191	02/03/25	20,281,590

			80,676,974

Gaming(b) – 1.0%
Caesars Entertainment Operating Co. (BB/Ba3) (1M LIBOR + 2.500%)
18,972,875	4.377	10/06/24	19,083,487
CityCenter Holdings LLC (BB-/B1) (1M LIBOR + 2.500%)
6,103,875	4.377	04/18/24	6,127,558
Eldorado Resorts LLC (BB/Ba2) (6M LIBOR + 2.250%)
8,134,856	4.125	04/17/24	8,155,193
Seminole Tribe of Florida (BBB/Baa2) (1M LIBOR + 2.000%)
7,064,500	3.877	07/08/24	7,085,976

			40,452,214

Health Care(b) – 0.4%
Community Health Systems, Inc. (B-/B2)
(3M LIBOR + 2.750%)
4,574,941	4.734	12/31/19	4,456,770
(3M LIBOR + 3.000%)
14,426,157	4.984	01/27/21	13,847,091

			18,303,861

Health Care – Pharmaceuticals(b) – 2.3%
Endo Luxembourg Finance Co. I S.A.R.L. (BB-/Ba2) (1M LIBOR + 4.250%)
21,889,724	6.188	04/29/24	21,825,806
Grifols Worldwide Operations USA, Inc. (BB/Ba2) (1 Week LIBOR + 1.250%)
33,507,652	3.986	01/31/25	33,620,573

Bank Loans(a) – (continued)
Health Care – Pharmaceuticals(b) – (continued)
Valeant Pharmaceuticals International, Inc. (BB-/Ba3) (1M LIBOR + 3.500%)
37,047,211	5.240	04/01/22	37,424,722

			92,871,101

Health Care – Services(b) – 8.0%
21st Century Oncology Holdings, Inc. (B1/BB-) (3M LIBOR + 6.125%)
12,495,558	7.855	01/16/23	11,983,240
Air Medical Group Holdings, Inc. (B/B1)
(1M LIBOR + 3.250%)
23,491,125	4.936	03/14/25	23,682,108
(1M LIBOR + 3.250%)
28,096,143	4.936	04/28/22	28,193,637
Air Methods Corp. (B+/B1) (3M LIBOR + 3.500%)
10,547,392	5.802	04/21/24	10,573,761
American Renal Holdings, Inc. (B/B2) (1M LIBOR + 3.250%)
11,438,563	5.127	06/14/24	11,427,810
Change Healthcare Holdings, Inc. (B+/Ba3) (1M LIBOR + 2.750%)
33,518,266	4.627	03/01/24	33,589,660
ExamWorks Group, Inc. (NR/NR) (1M LIBOR + 3.250%)
4,863,722	5.127	07/27/23	4,894,121
HCA, Inc. (NR/NR)
(1M LIBOR + 1.750%)
6,604,245	3.627	03/18/23	6,630,067
(3M LIBOR + 2.250%)
15,500,000	3.031	02/15/24	15,613,770
MPH Acquisition Holdings LLC (B+/B1) (3M LIBOR + 2.750%)
37,821,157	5.052	06/07/23	37,972,442
Parexel International Corp. (B/B1) (1M LIBOR + 2.750%)
5,472,500	4.627	09/27/24	5,472,500
Sedgwick Claims Management Services, Inc. (B/B2) (1M LIBOR + 2.750%)
15,442,051	4.627	03/01/21	15,422,748
Sedgwick Claims Management Services, Inc. (CCC+/Caa2)
(1M LIBOR + 5.750%)
2,700,758	7.627	02/28/22	2,708,860
(3M LIBOR + 5.750%)
12,850,000	7.734	02/28/22	12,888,550
Sterigenics-Nordion Holdings LLC (B/B1) (1M LIBOR + 3.000%)
20,051,016	4.877	05/15/22	20,038,584
Team Health Holdings, Inc. (NR/NR) (1M LIBOR + 2.750%)
20,319,750	4.627	02/06/24	19,388,496
U.S. Renal Care, Inc. (B/B2) (3M LIBOR + 8.000%)
65,747,302	5.943	12/31/22	65,966,240
U.S. Renal Care, Inc. (CCC+/Caa2) (3M LIBOR + 8.000%)
4,025,000	10.302	12/31/23	4,030,031

			330,476,625

Home Construction(b) – 0.2%
U.S. Lumber Group LLC (NR/NR) (1M LIBOR + 6.000%)
8,877,750	7.872	10/18/23	8,966,528

Industrial – 0.4%(c)
Hornblower Sub LLC (B+/B2)
8,375,000	5.500	03/21/25	8,375,000

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
Bank Loans(a) – (continued)
Industrial – (continued)
	Mavis Tire Express Services Corp. (NR/NR)
	$6,854,028	3.250%	03/20/25	$6,854,028
	1,095,972	3.250	03/20/25	1,095,972

				16,325,000

Insurance(b) – 0.4%
	USI, Inc. (B/B2) (3M LIBOR + 3.000%)
	15,621,500	5.302	05/16/24	15,647,588

Internet – 0.2%
	Shutterfly, Inc. (NR/NR)
	8,400,000	2.750	08/17/24	8,424,528

Lodging(b) – 0.7%
	Four Seasons Holdings, Inc. (BB/B1) (1M LIBOR + 2.000%)
	7,939,247	3.877	11/30/23	7,978,943
	La Quinta Intermediate Holding LLC (BB/B1) (3M LIBOR + 3.000%)
	22,469,297	4.720	04/14/21	22,490,418

				30,469,361

Machinery-Diversified – 0.4%
	Hayward Industries, Inc. (B/B3)(b) (1M LIBOR + 3.500%)
	2,985,000	5.377	08/05/24	2,993,955
	Pro Mach Group, Inc. (B-/B2)(b) (3M LIBOR + 3.000%)
	3,900,000	5.035	03/07/25	3,903,042
	Zodiac Pool Solutions LLC (BB/Ba3)
	10,650,000	2.250	03/31/25	10,699,948

				17,596,945

Media – Broadcasting & Radio – 4.3%
	Atlantic Broadband Finance LLC (NR/NR)
	12,750,000	4.252	01/03/25	12,757,140
	Cable One, Inc. (BBB-/Ba2)(b)(c) (3M LIBOR + 2.250%)
	4,962,500	4.560	05/01/24	4,974,906
	Getty Images, Inc. (CCC/B3)(b) (3M LIBOR + 3.500%)
	52,663,190	5.802	10/18/19	50,333,898
	iHeart Communications, Inc. (D/Caa2)(b)
	(3M LIBOR + 6.750%)
	8,175,000	9.052	01/30/19	6,448,930
	(3M LIBOR + 7.500%)
	27,972,038	9.802	07/30/19	21,977,071
	Meredith Corp. (NR/NR)(b) (1M LIBOR + 3.000%)
	28,040,000	4.877	01/31/25	28,194,220
	Nexstar Broadcasting, Inc. (BB+/Ba3)(b) (1M LIBOR + 2.500%)
	15,315,769	4.164	01/17/24	15,354,059
	Sesac Holdco II LLC (B+/B2)(b) (1M LIBOR + 3.000%)
	1,460,250	4.877	02/23/24	1,459,038
	Tribune Media Co. (BB+/Ba3)(b)
	(1M LIBOR + 3.000%)
	952,474	4.877	12/27/20	952,474
	(1M LIBOR + 3.000%)
	11,871,374	4.877	01/27/24	11,871,374
	Univision Communications, Inc. (BB-/B2)(b) (1M LIBOR + 2.750%)
	24,552,952	4.627	03/15/24	24,133,587

				178,456,697

Bank Loans(a) – (continued)
Media – Cable(b) – 4.0%
	Altice Financing SA (BB-/B1) (3M LIBOR + 2.750%)
	4,990,795	4.470	07/15/25	4,884,741
	Charter Communications Operating LLC (BBB-/Ba1) (1M LIBOR + 2.000%)
	54,869,118	3.880	04/30/25	55,051,832
	Charter NEX US Holdings, Inc. (B/B2) (1M LIBOR + 3.000%)
	3,366,520	4.877	05/16/24	3,371,570
	CSC Holdings LLC (BB-/Ba2) (1M LIBOR + 2.250%)
	25,291,123	4.036	07/17/25	25,201,592
	CSC Holdings LLC (BB-/Ba2) (1M LIBOR + 2.500%)
	29,100,000	4.277	01/25/26	29,090,979
	GCI Holdings, Inc. (BB-/Ba2) (1M LIBOR + 2.250%)
	8,225,688	4.127	02/02/22	8,246,252
	Numericable Group SA (B+/B1) (3M LIBOR + 2.750%)
	5,756,500	4.522	07/31/25	5,569,414
	Virgin Media Bristol LLC (BB-/Ba3) (1M LIBOR + 2.500%)
	23,978,080	4.277	01/15/26	24,095,573
	Ziggo Secured Finance BV (BB-/B1) (1M LIBOR + 2.500%)
	9,525,000	4.277	04/15/25	9,452,610

				164,964,563

Media – Non Cable – 4.2%
	Advantage Sales & Marketing, Inc. (B/B1)(b) (3M LIBOR + 3.250%)
	15,418,589	5.017	07/23/21	15,074,447
	Advantage Sales & Marketing, Inc. (CCC+/Caa1)(b) (3M LIBOR + 6.500%)
	4,203,226	8.267	07/25/22	4,023,076
	Checkout Holding Corp. (B-/B1)(b) (1M LIBOR + 3.500%)
	15,224,320	5.377	04/09/21	9,439,079
	Checkout Holding Corp. (CCC-/Caa1)(b) (1M LIBOR + 6.750%)
	12,550,000	8.627	04/11/22	2,572,750
	EMI Music Publishing Ltd. (BB-/Ba3)(b) (3M LIBOR + 2.250%)
	7,520,229	3.984	08/21/23	7,539,030
	Lions Gate Entertainment Corp. (NR/NR)(b) (1M LIBOR + 2.250%)
	10,682,000	4.350	12/08/23	10,690,866
	McGraw-Hill Global Education Holdings LLC (B+/B1)(b) (1M LIBOR + 4.000%)
	9,936,938	5.877	05/04/22	9,805,273
	Mission Broadcasting, Inc. (BB+/Ba3)(b) (1M LIBOR + 2.500%)
	1,895,120	4.164	01/17/24	1,899,857
	NEP/NCP Holdco, Inc. (B+/B1)(b)
	(3M EURIBOR + 3.000%)
EUR	5,855,998	3.750	01/03/24	7,219,057
	(3M LIBOR + 3.250%)
	31,426,038	5.552	07/21/22	31,517,802
	Nielsen Finance LLC (BBB-/Ba1)(b) (1M LIBOR + 2.000%)
	10,417,032	3.718	10/04/23	10,439,845
	Renaissance Learning, Inc. (B-/B2)(b) (3M LIBOR + 3.750%)
	15,384,352	6.052	04/09/21	15,429,275
	Renaissance Learning, Inc. (CCC/Caa2)(b) (3M LIBOR + 7.000%)
	9,423,236	9.302	04/11/22	9,438,972
	Sinclair Television Group, Inc. (BB+/Ba1)
	29,150,000	2.500	12/12/24	29,259,313

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate		Maturity Date	Value
Bank Loans(a) – (continued)
Media – Non Cable – (continued)
WMG Acquisition Corp. (B+/Ba3)(b) (1M LIBOR + 2.250%)
$9,387,047	4.127%		11/01/23	$9,414,457

				173,763,099

Metal Fabricate/Hardware(b) – 0.4%
AMG Advanced Metallurgical Group NV (BB-/B1) (1 Week LIBOR + 3.000%)
15,361,500	5.302		01/29/25	15,457,509

Metals & Mining(b) – 0.5%
Global Brass & Copper, Inc.(c) (BB-/B2) (1M LIBOR + 3.250%)
6,417,597	5.188		07/18/23	6,457,707
Hi-Crush Partners LP (B-/B3) (3M LIBOR + 4.000%)
12,768,000	6.310		12/16/24	12,863,760

				19,321,467

Packaging – 1.3%
Consolidated Container Co. LLC (B+/B3)(b) (1M LIBOR + 3.000%)
10,273,440	4.877		05/22/24	10,335,080
Crown Holdings, Inc. (NR/NR)
5,225,000	2.000		01/29/25	5,269,883
Reynolds Group Holdings, Inc. (B+/B1)(b) (1M LIBOR + 2.750%)
17,628,735	4.627		02/05/23	17,710,532
SIG Combibloc U.S. Acquisition, Inc. (NR/NR)(b) (1M LIBOR + 2.750%)
19,742,955	4.627		03/13/22	19,841,670

				53,157,165

Paper(b) – 0.1%
Flex Acquisition Co., Inc. (B/B1) (3M LIBOR + 3.000%)
4,689,562	4.695		12/29/23	4,709,352

Pharmaceuticals(b) – 0.6%
Alphabet Holding Co., Inc. (B/B1) (1M LIBOR + 3.500%)
18,446,901	5.377		09/26/24	17,118,724
Alphabet Holding Co., Inc. (CCC+/Caa1) (1M LIBOR + 7.750%)
9,600,000	9.627		09/26/25	8,769,600

				25,888,324

Pipelines(b) – 0.3%
BCP Raptor LLC (B+/B3) (6M LIBOR + 4.250%)
10,644,563	6.039		06/24/24	10,697,785

Real Estate(b) – 0.9%
MGM Growth Properties LLC (BB+/Ba3) (1M LIBOR + 2.000%)
23,384,851	3.877		04/25/23	23,432,322
Realogy Corp. (BB+/Ba1) (1M LIBOR + 2.250%)
11,991,692	3.961		02/08/25	12,049,732

				35,482,054

Restaurants(b) – 2.5%
1011778 B.C. Unlimited Liability Co. (B+/Ba3) (1M LIBOR + 2.250%)
74,808,323	4.127		02/16/24	74,824,033
Intrawest Resorts Holdings, Inc. (B/B2) (1M LIBOR + 3.250%)
16,790,272	5.127		07/31/24	16,860,288

Bank Loans(a) – (continued)
Restaurants(b) – (continued)
NPC International, Inc. (B/B1) (1M LIBOR + 3.500%)
10,272,375	5.377		04/19/24	10,407,251

				102,091,572

Retailers – 2.3%
Academy Ltd. (CCC+/B3)(b) (1M LIBOR + 4.000%)
17,819,524	5.664		07/01/22	14,166,522
American Apparel (USA) LLC (NR/NR)(c)
730,781	0.000		12/31/18	337,130
575,178	0.000	(b)	02/05/20	231,622
IRB Holding Corp. (B/B1)(b) (1M LIBOR + 3.250%)
6,750,000	4.936		02/05/25	6,819,593
JC Penney Corp., Inc. (BB-/Ba3)(b) (3M LIBOR + 4.250%)
4,200,000	5.250		06/23/23	4,106,172
Michaels Stores, Inc. (BB+/Ba2)(b) (1M LIBOR + 2.750%)
10,126,945	4.627		01/30/23	10,171,301
Neiman Marcus Group Ltd., Inc. (CCC/Caa1)(b) (1M LIBOR + 3.250%)
18,366,949	4.941		10/25/20	15,828,453
PetSmart, Inc. (CCC+/B1)(b) (1M LIBOR + 3.000%)
36,327,399	4.680		03/11/22	29,074,271
Staples, Inc. (B+/B1)(b) (3M LIBOR + 4.000%)
8,653,313	5.787		09/12/24	8,564,616
The Men's Wearhouse, Inc. (BB-/Ba3)(b)
(1M LIBOR + 3.500%)
1,419,315	5.188		06/18/21	1,419,315
(3M LIBOR + 3.500%)
3,936,443	5.313		06/18/21	3,936,443

				94,655,438

Semiconductors & Semiconductor Equipment(b) – 0.1%
MKS Instruments, Inc. (BBB-/Ba1) (1M LIBOR + 2.000%)
4,065,410	3.877		05/01/23	4,080,655

Services Cyclical – Business Services(b) – 4.0%
Asurion LLC (NR/NR) (1M LIBOR + 2.750%)
7,169,628	4.627		11/03/23	7,215,585
Asurion LLC (B-/B3) (1M LIBOR + 6.000%)
10,000,000	7.877		08/04/25	10,257,500
EVO Payments International LLC (NR/NR) (1M LIBOR + 4.000%)
17,369,550	5.880		12/22/23	17,499,822
First Data Corp. (BB/Ba3)
(1M LIBOR + 2.250%)
8,819,792	4.122		07/08/22	8,831,699
(1M LIBOR + 2.250%)
48,763,804	4.122		04/26/24	48,818,907
Global Payments, Inc. (NR/NR) (1M LIBOR + 1.750%)
12,263,062	3.627		04/21/23	12,309,048
Koosharem LLC (CCC+/Caa1) (1M LIBOR + 6.500%)
6,711,404	8.377		05/16/20	6,640,934
Lighthouse Network LLC (NR/NR) (1M LIBOR + 4.500%)
2,992,500	6.377		11/20/24	3,011,203
Vantiv LLC (BBB-/Ba2)
(1M LIBOR + 2.000%)
9,575,000	3.777		01/16/23	9,622,875

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – (continued)
Services Cyclical – Business Services(b) – (continued)
Vantiv LLC (BBB-/Ba2) – (continued)
(1M LIBOR + 2.000%)
$22,246,440	3.777%	10/14/23	$22,352,110
(1M LIBOR + 2.000%)
18,925,000	3.777	08/09/24	19,016,219

			165,575,902

Services Cyclical – Consumer Services(b) – 2.8%
Ascend Learning LLC (B+/B2) (1M LIBOR + 3.000%)
13,482,250	4.877	07/12/24	13,515,956
Asurion LLC (B+/Ba3) (1M LIBOR + 2.750%)
39,444,143	4.627	08/04/22	39,666,213
Bright Horizons Family Solutions, Inc. (BB/Ba3) (1M LIBOR + 2.000%)
32,438,443	3.877	11/07/23	32,600,635
Casella Waste Systems, Inc. (BB-/Ba3) (1M LIBOR + 2.500%)
4,320,312	4.308	10/17/23	4,336,514
Spin Holdco, Inc. (B/B2) (3M LIBOR + 3.250%)
24,868,110	5.083	11/14/22	25,002,895

			115,122,213

Services Cyclical – Rental Equipment(b) – 0.4%
BakerCorp International, Inc. (CCC+/B2) (3M LIBOR + 3.000%)
15,300,104	4.772	02/07/20	15,045,051
USS Ultimate Holdings, Inc. (B+/B2) (1M LIBOR + 3.750%)
895,500	5.627	08/25/24	899,978

			15,945,029

Technology – Software/Services – 8.2%
Almonde, Inc. (B-/B2)(b) (3M LIBOR + 3.500%)
15,223,500	5.484	06/13/24	15,202,644
Almonde, Inc. (CCC/Caa2)(b) (3M LIBOR + 7.250%)
3,825,000	9.234	06/13/25	3,784,952
Ancestry.com Operations, Inc. (B/B2)(b) (1M LIBOR + 3.250%)
8,842,500	5.130	10/19/23	8,880,081
Aspect Software, Inc. (NR/NR)(b) (1M LIBOR + 10.500%)
4,445,645	12.377	05/25/20	4,426,217
Avast Software BV (BB-/Ba3)(b) (3M LIBOR + 2.750%)
5,163,082	5.052	09/30/23	5,191,221
BMC Software Finance, Inc. (B+/B1)(b) (1M LIBOR + 3.250%)
41,070,088	5.127	09/10/22	41,249,975
BMC Software Finance, Inc. (NR/NR)(b) (3M EURIBOR + 3.750%)
4,978,196	3.750	09/10/22	6,126,278
Cavium, Inc. (BB/Ba3)(b)(c) (1M LIBOR + 2.250%)
4,752,755	4.127	08/16/22	4,752,755
CCC Information Services, Inc. (B/B2)(b) (1M LIBOR + 3.000%)
6,079,063	4.880	04/27/24	6,095,354
CCC Information Services, Inc. (CCC/Caa2)(b) (1M LIBOR + 6.750%)
2,675,000	8.627	04/27/25	2,713,788
Electrical Components International, Inc. (B/B1)(b) (3M LIBOR + 4.750%)
11,647,590	7.052	05/28/21	11,698,607
Infor (US), Inc. (B/B1)(b) (1M LIBOR + 2.750%)
42,584,307	4.627	02/01/22	42,649,461

Bank Loans(a) – (continued)
Technology – Software/Services – (continued)
MA FinanceCo. LLC (BB-/B1)(b)
(1M LIBOR + 2.500%)
7,009,713	4.377	11/19/21	6,922,091
(1M LIBOR + 2.750%)
3,875,796	4.627	06/21/24	3,829,790
McAfee LLC (B-/Caa1)(b) (1M LIBOR + 8.500%)
3,200,000	10.377	09/29/25	3,233,600
McAfee LLC (B/B1)(b) (1M LIBOR + 8.500%)
6,200,000	10.377	09/29/25	6,259,396
MH Sub I LLC (B/B2)(b) (1M LIBOR + 3.750%)
19,253,250	5.527	09/13/24	19,249,784
Micron Technology, Inc. (BBB-/Baa2)(b) (1M LIBOR + 2.000%)
27,019,977	3.880	04/26/22	27,180,476
Omnitracs, Inc. (B/B2)
18,746,000	2.750	03/16/25	18,769,432
Seattle SpinCo, Inc. (NR/NR)(b) (1M LIBOR + 2.750%)
26,174,204	4.627	06/21/24	25,863,517
SS&C Technologies Holdings Europe S.a.r.l. (NR/NR)(b) (1M LIBOR + 2.250%)
16,613,622	4.127	07/08/22	16,688,051
SS&C Technologies, Inc. (BB/Ba3)(b) (1M LIBOR + 2.250%)
106,195	3.232	07/08/22	106,709
SS&C Technologies, Inc. (NR/NR)(b) (1M LIBOR + 2.250%)
46,571,625	4.127	07/08/22	46,780,266
SS&C Technologies, Inc. (BB/Ba3)(b) (3M LIBOR + 2.250%)
9,321,165	3.402	07/08/22	9,366,279
Western Digital Corp. (BBB-/Baa2)(b) (1M LIBOR + 2.000%)
2,890,398	3.877	04/29/23	2,904,330

			339,925,054

Utilities – Electric(b) – 0.7%
AES Corp. (BBB-/Ba1) (3M LIBOR + 2.000%)
10,155,938	3.944	05/24/22	10,157,766
Calpine Corp. (BB/Ba2) (3M LIBOR + 2.500%)
20,248,688	4.810	01/15/24	20,295,462

			30,453,228

Wireless Telecommunications(b) – 5.2%
CenturyLink, Inc. (BBB-/Ba3) (1M LIBOR + 2.750%)
31,427,235	4.627	01/31/25	30,883,858
Cincinnati Bell, Inc. (BB-/Ba3) (3M LIBOR + 3.750%)
9,325,000	5.445	10/02/24	9,383,281
Consolidated Communications, Inc. (BB-/Ba3) (1M LIBOR + 3.000%)
8,745,008	4.880	10/04/23	8,618,467
Digicel International Finance Ltd. (NR/Ba2) (3M LIBOR + 3.250%)
22,487,013	5.020	05/28/24	22,360,637
Intelsat Jackson Holdings SA (B/B1) (3M LIBOR + 3.750%)
77,395,848	5.706	11/27/23	77,395,848
Sprint Communications, Inc. (BB-/Ba2) (1M LIBOR + 2.500%)
55,424,227	4.438	02/02/24	55,400,949
Windstream Corp. (BB-/B3) (1M LIBOR + 4.000%)
10,250,273	5.810	03/29/21	9,831,754

			213,874,794

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate		Maturity Date	Value
Bank Loans(a) – (continued)
Wirelines Telecommunications(b) – 0.1%
Level 3 Financing, Inc. (BBB-/Ba1) (1M LIBOR + 2.250%)
$5,000,000	4.111%		02/22/24	$5,008,600

TOTAL BANK LOANS
(Cost $3,414,162,090)				$3,391,103,060

Corporate Obligations – 9.6%
Airlines – 0.1%
United Airlines 2014-1 Class B Pass Through Trust (BBB-/NR)
$288,761	4.750%		10/11/22	$293,352
United Continental Holdings, Inc. (BB-/Ba3)
4,513,000	6.375		06/01/18	4,536,590

				4,829,942

Consumer Cyclical Services – Business(c)(g) – 0.0%
Escrow Ambassadors Group, Inc. (NR/NR)
9,986,469	13.000		04/15/20	—

Distribution & Wholesale(d)(e) – 0.0%
Performance Food Group, Inc. (BB-/B2)
1,500,000	5.500		06/01/24	1,507,500

Diversified Financial Services – 0.8%
Ally Financial, Inc. (BB+/Ba3)
7,525,000	3.750		11/18/19	7,543,813
International Lease Finance Corp. (BBB-/Baa2)(e)
1,000,000	7.125		09/01/18	1,016,655
International Lease Finance Corp. (BBB-/Baa3)
7,500,000	5.875		04/01/19	7,704,678
Navient Corp. (B+/Ba3)
4,550,000	6.625		07/26/21	4,720,625
Travelport Corporate Finance PLC (B+/B1)(d)(e)
10,300,000	6.000		03/15/26	10,338,625

				31,324,396

Electrical(d)(e) – 0.1%
Calpine Corp. (BB/Ba2)
4,350,000	5.250		06/01/26	4,197,750

Entertainment(d)(e) – 0.6%
Scientific Games International, Inc. (B+/Ba3)
26,800,000	5.000		10/15/25	26,130,000

Food & Drug Retailing(d)(e) – 0.0%
Shearer's Foods LLC/Chip Finance Corp. (B-/B3)
900,000	9.000		11/01/19	914,625

Healthcare Providers & Services – 1.6%
CHS/Community Health Systems, Inc. (CCC-/Caa2)(d)
5,500,000	8.000		11/15/19	4,950,000
CHS/Community Health Systems, Inc. (B-/B2)(d)
3,800,000	6.250		03/31/23	3,500,750
HCA, Inc. (BBB-/Ba1)
10,000,000	3.750		03/15/19	10,038,000
12,900,000	5.000		03/15/24	13,029,000
13,225,000	5.250		04/15/25	13,518,595
16,775,000	5.250	(d)	06/15/26	16,984,687

Corporate Obligations – (continued)
Healthcare Providers & Services – (continued)
Tenet Healthcare Corp. (B-/Ba3)(d)(e)
2,975,000	7.500		01/01/22	3,123,750

				65,144,782

Leisure Time(d)(e) – 0.2%
VOC Escrow Ltd. (BB-/Ba2)
8,450,000	5.000		02/15/28	8,027,500

Media – 2.7%
Altice Financing SA (BB-/B1)(d)(e)
23,425,000	7.500		05/15/26	22,956,500
Altice France SA (B+/B1)(d)(e)
16,300,000	6.250		05/15/24	15,342,375
Cablevision Systems Corp. (B-/B3)
7,400,000	8.000		04/15/20	7,816,250
DISH DBS Corp. (B/Ba3)
36,300,000	7.875		09/01/19	37,978,875
5,000,000	7.750		07/01/26	4,687,500
Nexstar Broadcasting, Inc. (B+/B3)(d)(e)
2,500,000	5.625		08/01/24	2,446,875
Tribune Media Co. (BB-/B3)(d)
960,000	5.875		07/15/22	969,600
Univision Communications, Inc. (BB-/B2)(d)
676,000	6.750		09/15/22	697,970
4,308,000	6.750	(e)	09/15/22	4,448,010
Virgin Media Secured Finance PLC (BB-/Ba3)(d)(e)
16,300,000	5.500		08/15/26	15,831,375

				113,175,330

Oil Field Services(d) – 0.8%
Antero Resources Corp. (BB+/Ba3)
8,075,000	5.625		06/01/23	8,236,500
Exterran Energy Solutions LP/EES Finance Corp. (B+/B1)(e)
9,850,000	8.125		05/01/25	10,416,375
Noble Holding International Ltd. (B/Caa1)(f)
11,000,000	7.750		01/15/24	10,175,000
SM Energy Co. (B+/B2)
2,400,000	6.750		09/15/26	2,376,000

				31,203,875

Packaging(d)(e) – 0.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (BB/Ba3)
8,200,000	4.250		09/15/22	8,159,000
3,000,000	4.625		05/15/23	3,011,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu (B+/B1)
2,000,000	5.125		07/15/23	2,017,500
(3M USD LIBOR + 3.500%)
4,800,000	5.222	(b)	07/15/21	4,860,000

				18,047,750

Pharmaceuticals(d)(e) – 0.4%
Endo Dac/Endo Finance LLC/Endo Finco, Inc. (BB-/Ba2)
10,000,000	5.875		10/15/24	9,900,000
Valeant Pharmaceuticals International, Inc. (BB-/Ba3)
7,750,000	7.000		03/15/24	8,060,000

				17,960,000

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Real Estate Investment Trust(d) – 0.1%
	VICI Properties 1 LLC/VICI FC, Inc. (BB/B1)
	$2,316,787	8.000%		10/15/23	$2,568,738

Retailing(d) – 0.7%
	New Red Finance, Inc. (B+/Ba3)
	2,825,000	4.625	(e)	01/15/22	2,832,062
	5,600,000	4.625		01/15/22	5,614,000
	8,800,000	4.250	(e)	05/15/24	8,382,000
	New Red Finance, Inc. (B-/B3)(e)
	10,550,000	5.000		10/15/25	10,022,500

					26,850,562

Software(d)(e) – 0.2%
	CURO Financial Technologies Corp. (B-/Caa1)
	6,321,000	12.000		03/01/22	7,000,507

Telecommunication Services – 0.9%
	Intelsat Jackson Holdings SA (CCC+/Caa2)(d)
	9,560,000	7.250		10/15/20	8,843,000
	Nokia OYJ (BB+/Ba1)
	1,950,000	3.375		06/12/22	1,886,625
	Sprint Communications, Inc. (B+/B1)(e)
	8,075,000	9.000		11/15/18	8,347,531
	Sprint Communications, Inc. (B/B3)
	6,300,000	7.000		08/15/20	6,567,750
	Sprint Corp. (B/B3)
	3,650,000	7.875		09/15/23	3,723,000
	Wind Tre SpA (BB-/B1)(d)(e)
	5,350,000	5.000		01/20/26	4,534,125
	(3M EURIBOR + 2.750%)
EUR	4,550,000	2.750	(b)	01/20/24	5,165,107

					39,067,138

	TOTAL CORPORATE OBLIGATIONS
	(Cost $403,072,610)				$397,950,395

Shares	Description	Value
Common Stocks – 0.5%
Equity Real Estate Investment Trusts (REITs) – 0.1%
296,589	VICI Properties, Inc.	$5,433,511

		5,433,511

Hotels, Restaurants & Leisure(g) – 0.1%
347,709	Caesars Entertainment Corp.	3,911,726

		3,911,726

Oil, Gas & Consumable Fuels(g)(h) – 0.3%
1,286,477	Blue Ridge Mountain Resources, Inc.	10,774,245

TOTAL COMMON STOCKS
(Cost $21,583,095)		$20,119,482

Units	Expiration Date	Value
Warrant(g) – 0.0%
True Religion (NR/NR)
1,722		$—
True Religion (NR/NR)
8,103		—

TOTAL WARRANT
(Cost $0)		$—

Shares	Description	Value
Exchange Traded Funds – 1.7%
236,762	Goldman Sachs TreasuryAccess 0-1 Year ETF(i)	$23,695,141
2,000,000	PowerShares Senior Loan Portfolio	46,260,000

TOTAL EXCHANGE TRADED FUNDS
(Cost $70,064,286)		$69,955,141

Shares	Distribution Rate	Value
Investment Company(i) – 9.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
408,461,237	1.609%	$408,461,237
(Cost $408,461,237)

TOTAL INVESTMENTS – 103.8%
(Cost $4,317,343,318)		$4,287,589,315

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreements – (0.2)%
Reverse Repurchase Agreements – (0.2)%
Barclays Reverse Repurchase Agreement (NR/NR)
$(4,543,750)	(2.500)%	06/02/18	$(4,543,750)
(792,500)	(1.500)	07/31/19	(792,500)
(1,111,413)	(1.500)	09/08/19	(1,111,413)
Citigroup Reverse Repurchase Agreement (NR/NR)
(2,306,250)	(3.000)	03/26/19	(2,306,250)

TOTAL REVERSE REPURCHASE AGREEMENTS
(Cost $(8,753,913))			$(8,753,913)

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.6)%			(149,022,203)

NET ASSETS – 100.0%			$4,129,813,199

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
Security ratings disclosed, if any, are obtained from by Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.
(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on March 31, 2018. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2018.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $208,989,497, which represents approximately 5.1% of the Fund’s net assets as of March 31, 2018. The liquidity determination is unaudited.
(f)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of March 31, 2018, the value of securities pledged amounted to $9,129,750.
(g)	Security is currently in default and/or non-income producing.
(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $10,774,245, which represents approximately 0.3% of the Fund’s net assets as of March 31, 2018.

Restricted Security	Acquisition Date	Cost
Blue Ridge Mountain Resources, Inc.	02/27/17 – 10/27/2017	$12,836,870

(i)	Represents an Affiliated Issuer.

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	27,953,161	EUR	22,640,044	$27,921,092	05/02/18	$32,069

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	27,609,920	EUR	22,640,044	$27,865,197	04/04/18	$(255,277)

FUTURES CONTRACTS — At March 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
5 Year U.S. Treasury Notes	(330)	06/29/18	$(37,772,109)	$(147,711)
10 Year U.S. Treasury Notes	(923)	06/20/18	(111,812,797)	(944,854)
TOTAL				$(1,092,565)

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by Fund(b)	Termination Date	Notional Amount (000s)(c)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.000%	3M LIBOR	06/20/23	$22,520	$766,439	$877,424	$(110,985)
2.000	3M LIBOR	06/20/25	24,464	1,175,290	1,374,233	(198,943)
TOTAL				$1,941,729	$2,251,657	$(309,928)

(a)	Payments made semi-annually.
(b)	Payments made quarterly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2018.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2018(b)	Termination Date	Notional Amount	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
CDX.NA.HY Index 29	5.000%	3.384%	12/20/22	$52,000	$3,468,361	$4,225,505	$(757,144)

(a)	Payments made quarterly
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
CDX.NA.HY Index 29	—CDX North America High Yield Index 29

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments

March 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 84.7%
Aerospace & Defense(a) – 1.3%
Lockheed Martin Corp.
$850,000	4.700%		05/15/46	$922,419
Northrop Grumman Corp.
800,000	2.930		01/15/25	767,065
1,575,000	3.250		01/15/28	1,503,390
The Boeing Co.
500,000	2.600		10/30/25	477,440
500,000	3.550		03/01/38	485,773
United Technologies Corp.
1,200,000	2.650		11/01/26	1,103,008

				5,259,095

Agriculture – 2.0%
BAT Capital Corp.(a)(b)
620,000	3.222		08/15/24	597,757
1,350,000	3.557		08/15/27	1,293,079
1,475,000	4.390		08/15/37	1,465,561
175,000	4.540		08/15/47	173,118
BAT International Finance PLC(b)
2,400,000	2.750		06/15/20	2,379,505
Reynolds American, Inc.
861,000	3.250		06/12/20	861,083
1,375,000	5.850	(a)	08/15/45	1,608,527

				8,378,630

Automotive – 1.0%
Ford Motor Credit Co. LLC
2,925,000	5.875		08/02/21	3,121,111
General Motors Financial Co., Inc.
900,000	4.375		09/25/21	925,101

				4,046,212

Banks – 17.1%
Banco Santander SA
1,400,000	4.250		04/11/27	1,394,492
Bank of America Corp.
1,200,000	4.125		01/22/24	1,235,191
2,973,000	4.000		04/01/24	3,037,984
125,000	6.110		01/29/37	150,396
(3M USD LIBOR + 1.040%)
5,163,000	3.419	(a)(b)(c)	12/20/28	4,945,623
(3M USD LIBOR + 1.070%)
1,150,000	3.970	(a)(c)	03/05/29	1,152,973
Barclays PLC
850,000	5.200		05/12/26	858,179
700,000	4.950		01/10/47	717,955
BNP Paribas SA(b)
1,725,000	3.500		03/01/23	1,711,320
775,000	3.375		01/09/25	749,648
675,000	4.375		05/12/26	672,913
BNP Paribas/BNP Paribas US Medium-Term Note Program LLC
475,000	3.250		03/03/23	471,136
Citigroup, Inc.
1,500,000	5.375		08/09/20	1,575,434
850,000	2.650		10/26/20	839,847
1,300,000	3.875		03/26/25	1,286,433
800,000	4.450		09/29/27	809,470
1,200,000	4.750		05/18/46	1,219,372

Corporate Obligations – (continued)
Banks – (continued)
Compass Bank(a)
1,025,000	2.750		09/29/19	1,019,524
Credit Suisse Group AG(a)(b)
1,400,000	4.282		01/09/28	1,403,289
(3M USD LIBOR + 1.410%)
775,000	3.869	(c)	01/12/29	751,218
Credit Suisse Group Funding Guernsey Ltd.
2,150,000	3.125		12/10/20	2,138,030
400,000	3.750		03/26/25	390,662
HSBC Bank USA NA
300,000	7.000		01/15/39	419,984
HSBC Holdings PLC
100,000	6.500		05/02/36	123,788
625,000	6.500		09/15/37	778,426
425,000	6.800		06/01/38	545,052
(3M USD LIBOR + 1.055%)
900,000	3.262	(a)(c)	03/13/23	888,297
(3M USD LIBOR + 1.546%)
925,000	4.041	(a)(c)	03/13/28	924,371
ING Bank NV(a)(c) (5 year USD ICE Swap + 2.700%)
3,075,000	4.125		11/21/23	3,090,787
Intesa Sanpaolo SpA(b)
900,000	3.375		01/12/23	878,614
650,000	3.875		01/12/28	613,062
JPMorgan Chase & Co.
5,000,000	3.875		09/10/24	4,991,700
1,000,000	3.200	(a)	06/15/26	959,316
1,628,000	3.625	(a)	12/01/27	1,561,057
(3M USD LIBOR + 1.360%)
600,000	3.882	(a)(c)	07/24/38	582,988
(3M USD LIBOR + 3.800%)
1,575,000	5.300	(a)(c)	05/01/49	1,617,525
Mitsubishi UFJ Financial Group, Inc.
805,000	2.950		03/01/21	799,933
Mizuho Financial Group, Inc.
700,000	2.601		09/11/22	674,288
Morgan Stanley, Inc.
4,575,000	3.700		10/23/24	4,552,669
3,550,000	4.000		07/23/25	3,583,055
500,000	4.300		01/27/45	505,541
800,000	3.971	(a)(c)	07/22/38	781,546
Royal Bank of Scotland Group PLC
2,001,000	3.875		09/12/23	1,976,109
(3M USD LIBOR + 1.480%)
1,325,000	3.498	(a)(c)	05/15/23	1,302,026
Santander Holdings USA, Inc.(a)
750,000	4.500		07/17/25	761,572
Santander UK PLC(b)
1,150,000	5.000		11/07/23	1,189,511
UBS Group Funding Switzerland AG(b)
2,200,000	3.000		04/15/21	2,176,769
Wells Fargo & Co.
1,900,000	3.000		02/19/25	1,810,104
850,000	3.900		05/01/45	817,012
(3M USD LIBOR + 1.310%)
1,225,000	3.584	(a)(c)	05/22/28	1,195,331

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
Wells Fargo Bank NA
$799,000	5.950%		08/26/36	$980,650
Westpac Banking Corp.(a)(c) (5 year USD ICE Swap + 2.236%)
625,000	4.322		11/23/31	620,363

				70,232,535

Beverages – 3.3%
Anheuser-Busch InBev Finance, Inc.(a)
8,175,000	3.300		02/01/23	8,181,008
2,250,000	4.700		02/01/36	2,380,646
Anheuser-Busch InBev Worldwide, Inc.
325,000	4.950		01/15/42	352,480
1,250,000	4.600	(a)	04/15/48	1,293,022
Beam Suntory, Inc.(a)
1,575,000	3.250		05/15/22	1,576,078

				13,783,234

Biotechnology(a) – 1.2%
Amgen, Inc.
800,000	4.400		05/01/45	798,870
Celgene Corp.
2,181,000	3.625		05/15/24	2,153,356
Gilead Sciences, Inc.
750,000	4.000		09/01/36	746,800
500,000	4.800		04/01/44	539,753
700,000	4.750		03/01/46	754,176
100,000	4.150		03/01/47	97,918

				5,090,873

Chemicals(a) – 1.2%
Monsanto Co.
2,200,000	3.375		07/15/24	2,172,533
350,000	4.700		07/15/64	339,417
The Sherwin-Williams Co.
2,050,000	3.125		06/01/24	1,982,085
475,000	4.000		12/15/42	444,861

				4,938,896

Computers – 2.2%
Apple, Inc.
1,200,000	4.500	(a)	02/23/36	1,315,730
3,352,000	3.850		05/04/43	3,303,534
Dell International LLC/EMC Corp.(b)
1,100,000	3.480		06/01/19	1,104,976
1,700,000	5.450	(a)	06/15/23	1,802,042
Hewlett Packard Enterprise Co.(a)
1,400,000	4.900		10/15/25	1,453,553

				8,979,835

Diversified Financial Services – 1.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
900,000	4.625		10/30/20	926,393
Air Lease Corp.
1,250,000	2.125		01/15/20	1,227,893
GE Capital International Funding Co.
1,750,000	4.418		11/15/35	1,710,714

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
International Lease Finance Corp.
375,000	4.625		04/15/21	387,053

				4,252,053

Electrical – 6.5%
Arizona Public Service Co.(a)
675,000	3.750		05/15/46	651,216
Berkshire Hathaway Energy Co.
725,000	3.250	(a)(b)	04/15/28	699,693
1,267,000	6.125		04/01/36	1,614,738
CMS Energy Corp.(a)
500,000	4.875		03/01/44	551,173
Dominion Energy, Inc.(a)
1,450,000	2.000		08/15/21	1,384,709
1,225,000	3.900		10/01/25	1,225,039
Duke Energy Carolinas LLC(a)
750,000	3.950		03/15/48	757,706
Duke Energy Corp.(a)
500,000	2.650		09/01/26	456,323
400,000	4.800		12/15/45	430,191
Emera US Finance LP(a)
775,000	2.700		06/15/21	757,392
Entergy Corp.(a)
875,000	2.950		09/01/26	814,523
Exelon Corp.(a)
1,550,000	2.850		06/15/20	1,536,093
1,125,000	3.497		06/01/22	1,114,193
400,000	4.450		04/15/46	408,026
Florida Power & Light Co.(a)
1,350,000	5.250		02/01/41	1,622,580
675,000	3.950		03/01/48	686,746
Pacific Gas & Electric Co.
775,000	6.050		03/01/34	923,759
1,000,000	4.250	(a)	03/15/46	967,464
PPL WEM Ltd./Western Power Distribution Ltd.(a)(b)
1,750,000	5.375		05/01/21	1,834,599
Progress Energy, Inc.
1,000,000	7.000		10/30/31	1,300,319
Public Service Electric & Gas Co.(a)
1,525,000	3.950		05/01/42	1,551,496
Ruwais Power Co. PJSC(b)
670,000	6.000		08/31/36	761,288
Sempra Energy(a)
570,000	3.400		02/01/28	546,780
1,125,000	3.800		02/01/38	1,055,774
Southern California Edison Co.(a)
650,000	4.050		03/15/42	654,346
The Southern Co.(a)
1,800,000	3.250		07/01/26	1,710,411
Virginia Electric & Power Co.(a)
705,000	4.000		01/15/43	700,080

				26,716,657

Food & Drug Retailing – 0.9%
Grupo Bimbo SAB de CV(a)
1,070,000	4.700		11/10/47	1,031,705

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Food & Drug Retailing – (continued)
Smithfield Foods, Inc.(b)
$925,000	2.700%		01/31/20	$911,910
Sysco Corp.(a)
1,650,000	3.750		10/01/25	1,661,111

				3,604,726

Gas(a) – 0.2%
NiSource, Inc.
1,025,000	3.490		05/15/27	990,597

Hand/Machine Tools(a) – 0.1%
Snap-on, Inc.
550,000	4.100		03/01/48	559,005

Healthcare Providers & Services – 3.5%
Becton Dickinson & Co.(a)
10,475,000	2.894		06/06/22	10,163,481
975,000	3.363		06/06/24	938,436
900,000	4.685		12/15/44	905,978
275,000	4.669		06/06/47	277,933
Thermo Fisher Scientific, Inc.(a)
1,000,000	3.650		12/15/25	998,878
UnitedHealth Group, Inc.
1,125,000	4.625		07/15/35	1,230,397

				14,515,103

Insurance – 3.5%
AIA Group Ltd.(a)(b)
2,125,000	3.200		03/11/25	2,053,706
725,000	3.900		04/06/28	730,123
American International Group, Inc.
700,000	6.250		05/01/36	833,607
Arch Capital Finance LLC(a)
400,000	4.011		12/15/26	402,494
150,000	5.031		12/15/46	165,796
Arch Capital Group Ltd.
645,000	7.350		05/01/34	861,312
MetLife, Inc.
400,000	4.050		03/01/45	382,095
Prudential Financial, Inc.(a)
1,750,000	3.878		03/27/28	1,771,831
950,000	4.418		03/27/48	978,079
Teachers Insurance & Annuity Association of America(b)
890,000	4.900		09/15/44	980,915
The Chubb Corp.(a)(c) (3M USD LIBOR + 2.250%)
868,000	3.972		03/29/67	867,739
The Hartford Financial Services Group, Inc.
400,000	5.950		10/15/36	483,454
376,000	6.625		03/30/40	485,918
200,000	6.625		04/15/42	264,000
The Northwestern Mutual Life Insurance Co.(a)(b)
800,000	3.850		09/30/47	753,864
Voya Financial, Inc.
1,275,000	3.650		06/15/26	1,242,799
XLIT Ltd.
998,000	4.450		03/31/25	1,004,467

				14,262,199

Corporate Obligations – (continued)
Internet(a) – 2.0%
Amazon.com, Inc.
6,300,000	3.875	(b)	08/22/37	6,277,694
1,800,000	4.950		12/05/44	2,028,349

				8,306,043

Machinery-Diversified(a) – 0.3%
Roper Technologies, Inc.
1,275,000	3.800		12/15/26	1,269,744

Media – 2.9%
21st Century Fox America, Inc.
650,000	6.150		03/01/37	804,972
700,000	6.150		02/15/41	880,865
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
5,575,000	4.464		07/23/22	5,694,803
100,000	6.384		10/23/35	111,705
Comcast Corp.
1,375,000	4.250		01/15/33	1,424,638
600,000	6.400		03/01/40	775,868
525,000	3.400	(a)	07/15/46	451,076
263,000	3.999	(a)	11/01/49	246,636
244,000	4.049	(a)	11/01/52	229,022
Time Warner Cable LLC(a)
500,000	5.875		11/15/40	522,216
300,000	5.500		09/01/41	298,059
Viacom, Inc.(a)
450,000	5.850		09/01/43	485,145

				11,925,005

Mining(b) – 0.4%
Glencore Finance Canada Ltd.
800,000	4.950		11/15/21	833,440
825,000	4.250		10/25/22	836,941

				1,670,381

Miscellaneous Manufacturing – 0.1%
General Electric Co.
269,000	5.875		01/14/38	313,434

Oil Field Services – 7.2%
Anadarko Petroleum Corp.
4,025,000	8.700		03/15/19	4,234,827
2,140,000	3.450	(a)	07/15/24	2,077,599
425,000	5.550	(a)	03/15/26	463,951
525,000	6.450		09/15/36	629,457
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.(a)
900,000	4.080		12/15/47	851,003
BP Capital Markets PLC
700,000	2.750		05/10/23	681,031
1,025,000	3.119	(a)	05/04/26	992,117
Canadian Natural Resources Ltd.(a)
1,375,000	3.850		06/01/27	1,344,585
62,000	4.950		06/01/47	64,678
Devon Energy Corp.(a)
1,320,000	3.250		05/15/22	1,304,074
1,500,000	5.850		12/15/25	1,703,717

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Oil Field Services – (continued)
	Dolphin Energy Ltd. LLC(b)
	$63,072	5.888%		06/15/19	$64,255
	Gazprom OAO Via Gaz Capital SA
	160,000	8.625	(d)	04/28/34	207,400
	110,000	7.288		08/16/37	129,525
	Halliburton Co.(a)
	1,400,000	3.800		11/15/25	1,406,335
	900,000	5.000		11/15/45	979,392
	Lukoil International Finance BV
	1,030,000	4.563		04/24/23	1,037,725
	Patterson-UTI Energy, Inc.(a)(b)
	1,800,000	3.950		02/01/28	1,733,878
	Petroleos Mexicanos
	422,000	6.375		02/04/21	448,850
EUR	1,370,000	5.125		03/15/23	1,921,716
	1,722,000	6.875		08/04/26	1,893,554
	200,000	6.500		03/13/27	213,600
	110,000	6.750		09/21/47	111,307
	184,000	6.350	(b)	02/12/48	177,790
	Pioneer Natural Resources Co.(a)
	1,610,000	3.450		01/15/21	1,620,020
	575,000	3.950		07/15/22	584,472
	Reliance Industries Ltd.(b)
	250,000	3.667		11/30/27	236,250
	Suncor Energy, Inc.(a)
	900,000	3.600		12/01/24	898,767
	Valero Energy Corp.
	1,700,000	3.650		03/15/25	1,691,938

					29,703,813

Pharmaceuticals – 3.6%
	AbbVie, Inc.(a)
	1,800,000	2.850		05/14/23	1,743,218
	Allergan Funding SCS(a)
	1,650,000	3.000		03/12/20	1,641,493
	CVS Health Corp.(a)
	450,000	3.875		07/20/25	446,093
	1,975,000	4.300		03/25/28	1,983,415
	775,000	4.780		03/25/38	785,486
	4,150,000	5.125		07/20/45	4,401,792
	2,550,000	5.050		03/25/48	2,682,056
	Mylan NV(a)
	300,000	5.250		06/15/46	305,960
	Teva Pharmaceutical Finance Netherlands III BV
	660,000	2.200		07/21/21	594,000
	510,000	2.800		07/21/23	432,114

					15,015,627

Pipelines – 6.6%
	Abu Dhabi Crude Oil Pipeline LLC(b)
	490,000	4.600		11/02/47	476,525
	Enbridge, Inc.(a)
	750,000	2.900		07/15/22	727,616
	1,000,000	3.500		06/10/24	970,751
	Energy Transfer Partners LP(a)
	650,000	4.650		06/01/21	669,408
	1,540,000	5.200		02/01/22	1,608,432
	456,000	5.150		03/15/45	416,722

Corporate Obligations – (continued)
Pipelines – (continued)
	Enterprise Products Operating LLC(a)(c)
	(3M USD LIBOR + 2.778%)
	1,765,000	4.784		06/01/67	1,758,381
	(3M USD LIBOR + 3.708%)
	600,000	5.481		08/01/66	601,535

	Kinder Morgan Energy Partners LP(a)
	1,500,000	3.950		09/01/22	1,511,051
	1,400,000	5.400		09/01/44	1,414,572
	Magellan Midstream Partners LP(a)
	300,000	4.200		03/15/45	280,925
	400,000	4.250		09/15/46	387,496
	MPLX LP(a)
	950,000	4.500		04/15/38	937,962
	400,000	4.700		04/15/48	389,639
	Plains All American Pipeline LP/PAA Finance Corp.(a)
	400,000	3.650		06/01/22	394,541
	1,250,000	3.850		10/15/23	1,219,041
	1,819,000	4.650		10/15/25	1,829,911
	530,000	5.150		06/01/42	500,288
	500,000	4.700		06/15/44	446,405
	Sabine Pass Liquefaction LLC(a)
	1,875,000	6.250		03/15/22	2,034,559
	2,025,000	5.625		03/01/25	2,174,344
	Valero Energy Partners LP(a)
	1,325,000	4.375		12/15/26	1,323,131
	Western Gas Partners LP(a)
	775,000	5.450		04/01/44	783,063
	Williams Partners LP
	3,630,000	3.600	(a)	03/15/22	3,613,570
	150,000	6.300		04/15/40	171,821
	275,000	4.900	(a)	01/15/45	271,163
	181,000	5.100	(a)	09/15/45	183,700

					27,096,552

Real Estate Investment Trust – 2.8%
	American Campus Communities Operating Partnership LP(a)
	1,600,000	4.125		07/01/24	1,605,445
	American Homes 4 Rent LP(a)
	336,000	4.250		02/15/28	329,257
	American Tower Corp.
	1,550,000	5.000		02/15/24	1,636,150
	HCP, Inc.(a)
	1,225,000	2.625		02/01/20	1,212,264
	Kilroy Realty LP
	1,125,000	6.625		06/01/20	1,200,842
	National Retail Properties, Inc.(a)
	700,000	3.600		12/15/26	673,884
	Realty Income Corp.(a)
	500,000	3.650		01/15/28	485,319
	Select Income REIT(a)
	1,125,000	3.600		02/01/20	1,122,586
	VEREIT Operating Partnership LP(a)
	1,225,000	4.875		06/01/26	1,241,844
	WEA Finance LLC/Westfield UK & Europe Finance PLC(a)(b)
	2,150,000	2.700		09/17/19	2,139,738

					11,647,329

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Retailing – 0.7%
	The Home Depot, Inc.
	$400,000	5.875%		12/16/36	$514,036
	Walgreen Co.
	2,300,000	3.100		09/15/22	2,252,337

					2,766,373

Semiconductors – 1.5%
	Analog Devices, Inc.(a)
	495,000	4.500		12/05/36	502,848
	Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
	1,975,000	3.000		01/15/22	1,937,961
	725,000	3.625		01/15/24	713,204
	NXP BV/NXP Funding LLC(b)
	1,167,000	4.125		06/15/20	1,184,505
	1,700,000	4.125		06/01/21	1,717,000

					6,055,518

Software(a) – 1.2%
	Fidelity National Information Services, Inc.
	1,627,000	4.500		10/15/22	1,699,661
	Microsoft Corp.
	275,000	4.100		02/06/37	291,605
	Oracle Corp.
	1,400,000	4.300		07/08/34	1,478,014
	825,000	3.800		11/15/37	815,803
	675,000	4.000		11/15/47	665,353

					4,950,436

Telecommunication Services – 9.7%
	AT&T, Inc.
	1,875,000	3.000	(a)	06/30/22	1,841,328
	7,897,000	3.600	(a)	02/17/23	7,944,162
	600,000	3.950	(a)	01/15/25	599,627
	6,650,000	3.400	(a)	05/15/25	6,407,591
	300,000	6.000	(a)	08/15/40	338,835
	250,000	5.150		03/15/42	257,566
	500,000	4.750	(a)	05/15/46	485,622
	225,000	5.450	(a)	03/01/47	238,816
	Cisco Systems, Inc.
	800,000	5.900		02/15/39	1,045,386
	525,000	5.500		01/15/40	658,642
	Telefonica Emisiones SAU
	4,890,000	5.462		02/16/21	5,198,564
	Verizon Communications, Inc.
	3,450,000	2.450	(a)	11/01/22	3,313,618
	6,450,000	5.150		09/15/23	6,958,834
	1,200,000	3.500	(a)	11/01/24	1,187,855
	1,225,000	3.376		02/15/25	1,204,071
	325,000	4.272		01/15/36	311,111
	375,000	5.250		03/16/37	404,366
	295,000	4.125		08/15/46	265,490
	75,000	4.862		08/21/46	75,688
	400,000	5.500		03/16/47	443,251
	596,000	5.012		04/15/49	613,542

					39,793,965

Corporate Obligations – (continued)
Transportation – 0.7%
	Burlington Northern Santa Fe LLC
	425,000	6.150		05/01/37	542,855
	825,000	5.750	(a)	05/01/40	1,014,529
	Norfolk Southern Corp.(a)
	200,000	4.650		01/15/46	213,355
	Union Pacific Corp.(a)
	1,100,000	3.375		02/01/35	1,036,397

					2,807,136

	TOTAL CORPORATE OBLIGATIONS
	(Cost $352,658,945)				$348,931,006

Foreign Debt Obligations – 3.0%
Sovereign – 3.0%
	Abu Dhabi Government International Bond
	$370,000	4.125%		10/11/47	$346,875
	Republic of Colombia
	1,221,000	4.000	(a)	02/26/24	1,232,294
	1,492,000	6.125		01/18/41	1,708,340
	Republic of Indonesia
	200,000	3.700	(b)	01/08/22	200,500
	387,000	5.875		01/15/24	424,810
	630,000	4.125		01/15/25	633,938
EUR	510,000	3.375		07/30/25	689,498
	350,000	4.350	(b)	01/08/27	355,250
EUR	400,000	3.750		06/14/28	556,163
	470,000	6.750		01/15/44	591,025
	Republic of Kuwait
	2,540,000	3.500		03/20/27	2,492,375
	United Mexican States
	1,810,000	6.050		01/11/40	2,043,490
	410,000	4.750		03/08/44	396,880
	680,000	5.750	(e)	10/12/10	693,600

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $11,728,867)				$12,365,038

Municipal Debt Obligations – 3.0%
California – 1.9%
	California State GO Bonds Build America Taxable Series 2009
	$455,000	7.300%		10/01/39	$663,549
	California State GO Bonds Build America Taxable Series 2010
	2,320,000	7.625		03/01/40	3,532,966
	California State University RB Build America Bonds Series 2010
	2,825,000	6.484		11/01/41	3,765,810

					7,962,325

Illinois – 1.0%
	Chicago Illinois Metropolitan Water Reclamation District GO Bonds Build America Taxable Direct Payment Series 2009
	1,775,000	5.720		12/01/38	2,241,434
	Illinois State GO Bonds Build America Series 2010
	1,625,000	6.630		02/01/35	1,690,195

					3,931,629

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations – (continued)
New Jersey – 0.1%
New Jersey State Turnpike Authority RB Build America Bonds Taxable Series 2009 F
$350,000	7.414%	01/01/40	$515,511

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $9,458,027)			$12,409,465

Shares	Distribution Rate	Value
Investment Company(f) – 2.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
11,237,208	1.609%	$11,237,208
(Cost $11,237,208)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $385,083,047)		$384,942,717

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 5.8%
Certificate of Deposit(g) – 1.0%
Suncor Energy, Inc.
$4,000,000	0.000%	06/18/18	$3,977,788

Commercial Paper(g) – 4.8%
Dominion Resources, Inc.
4,000,000	0.000	04/23/18	3,993,864
650,000	0.000	06/22/18	646,183
Eastman Chemical Co.(g)
296,000	0.000	04/27/18	295,460
Electricite de France SA
1,786,000	0.000	04/27/18	1,782,740
HP, Inc.
1,148,000	0.000	04/27/18	1,146,249
Marriott International, Inc.
1,347,000	0.000	05/09/18	1,343,452
Omnicom Capital, Inc.
597,000	0.000	05/11/18	595,346
Potash Corp. of Saskatchewan, Inc.
1,031,000	0.000	06/11/18	1,025,840
951,000	0.000	05/31/18	947,032
Schlumberger Holdings Corp.
443,000	0.000	05/29/18	441,292
Sempra Energy Holdings
1,084,000	0.000	06/25/18	1,077,373
The Southern Co.
4,000,000	0.000	04/06/18	3,998,188
Short-term Investments – (continued)
Commercial Paper(g) – (continued)
VW Credit, Inc.
2,633,000	0.000	06/22/18	2,617,004

			19,910,023

TOTAL SHORT-TERM INVESTMENTS
(Cost $23,886,979)			$23,887,811

TOTAL INVESTMENTS – 99.2%
(Cost $408,970,026)			$408,830,528

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%			3,121,430

NET ASSETS – 100.0%			$411,951,958

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
Security ratings disclosed, if any, are obtained from by Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $48,867,869, which represents approximately 11.9% of the Fund’s net assets as of March 31, 2018. The liquidity determination is unaudited.
(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2018.
(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2018.
(e)	Actual maturity date is October 12, 2110.
(f)	Represents an Affiliated Issuer.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
BP	—British Pound Offered Rate
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA	USD	3,245,035	EUR	2,624,987	$3,246,199	06/08/18	$(1,164)

FUTURES CONTRACTS — At March 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	59	06/20/18	$9,467,656	$297,995
2 Year U.S. Treasury Notes	108	06/29/18	22,961,813	5,616
Total				$303,611
Short position contracts:
Eurodollars	(97)	12/16/19	(23,574,638)	(393)
Ultra 10 Year U.S. Treasury Notes	(26)	06/20/18	(3,376,344)	(48,614)
5 Year U.S. Treasury Notes	(159)	06/29/18	(18,199,289)	(60,008)
10 Year U.S. Treasury Notes	(10)	06/20/18	(1,211,406)	(5,331)
20 Year U.S. Treasury Bonds	(24)	06/20/18	(3,519,000)	(82,452)
Total				$(196,798)
TOTAL FUTURES CONTRACTS				$106,813

SWAP CONTRACTS — At March 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M LIBOR(b)	2.206%	09/04/19	$30,600	$4,306	$(256)	$4,562
3M LIBOR(c)	2.139(c)	11/20/20	23,120	(259,147)	(25,352)	(233,795)
2.851%(d)	3M LIBOR(c)	09/04/23	10,380	(50,051)	9,016	(59,067)
2.275(d)	3M LIBOR(c)	11/20/23	10,210	231,917	16,983	214,934
2.882(d)	3M LIBOR(c)	02/28/25	2,530	(20,811)	(5,188)	(15,623)
2.500(d)	3M LIBOR(c)	06/20/48	200	13,936	17,600	(3,664)
TOTAL				(79,850)	$12,803	$(92,653)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2018.
(b)	Payments made at the termination date.
(c)	Payments made quarterly.
(d)	Payments made semi-annually.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index(a)	Financing Rate Received/(Paid) by the Fund	Credit Spread at March 31, 2018(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
CDX.NA.IG Index 30	1.000%	0.655%	06/20/23	$9,800	$165,595	$177,570	$(11,975)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED OPTIONS CONTRACTS — At March 31, 2018, the Fund had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Eurodollar Futures	$98.00	06/15/2018	69	$40,000	$27,200	$4,436	$22,764

Abbreviations:
CDX.NA.IG Index 30	—CDX North America Investment Grade Index 30.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2018

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – 72.4%
Argentina – 6.0%
	Bonos de la Nacion Argentina con Ajuste por CER (NR/NR)
ARS	6,393,342	3.750%		02/08/19	$320,123
	3,175,000	4.000		03/06/20	166,767
	Letras Banco Central Argentina (NR/NR)
	102,325,000	1.000		05/16/18	4,870,751
	Republic of Argentina (NR/NR)
	12,300,000	1.000		06/21/18	571,588
	17,000,000	0.010		07/18/18	776,331
	72,280,000	27.935	(a)	06/21/20	3,796,692
	Republic of Argentina (NR/B2)
	6,025,000	16.000		10/17/23	290,514
	300,000	15.500		10/17/26	14,664
	Republic of Argentina (B+/NR)(b)(c)
	410,000	7.125		06/28/17	376,790
	Republic of Argentina (B+/B2)
EUR	660,000	3.375		01/15/23	802,961
	1,110,000	5.000		01/15/27	1,326,532
	710,000	5.875		01/11/28	668,110
EUR	580,000	5.250		01/15/28	694,927
	60,000	2.260	(d)	12/31/38	50,830
	180,000	2.500	(d)	12/31/38	119,880
EUR	100,000	6.250		11/09/47	113,817
	710,000	6.875		01/11/48	646,100
	Republic of Argentina (NR/NR)(a) (Argentina Deposit Rates + 2.000%)
ARS	3,075,000	24.938		04/03/22	156,428
	Republic of Argentina (B+/NR)(a) (Argentina Deposit Rates + 2.500%)
	2,175,000	25.499		03/11/19	109,583
	Republic of Argentina (NR/B2)(a) (Argentina Deposit Rates + 3.250%)
	46,190,000	26.188		03/29/24	2,293,561
	Republic of Argentina (B+/NR)(a) (Argentina Deposit Rates + 3.250%)
	22,050,000	26.251		03/01/20	1,138,609
	Republic of Argentina (NR/B2)(a) (Argentina Deposit Rates + 3.830%)
	8,920,000	26.832		05/31/22	450,521

					19,756,079

Brazil – 10.3%
	Brazil Notas do Tesouro Nacional (BB-/Ba2)
BRL	65,559,000	10.000		01/01/21	20,824,643
	7,889,000	10.000		01/01/23	2,491,178
	29,634,000	10.000		01/01/25	9,282,234
	3,718,409	6.000		08/15/40	1,258,436

					33,856,491

Chile – 3.2%
	Bonos de la Tesoreria de la Republica en Pesos (NR/NR)
CLP	705,000,000	4.500		02/28/21	1,195,970
	1,525,000,000	5.000		03/01/35	2,521,834
	Bonos de la Tesoreria de la Republica en Pesos (NR/Aa3)
	1,740,000,000	4.500		03/01/21	2,951,449
	705,000,000	4.500		03/01/26	1,170,179
	Republic of Chile (A+/Aa3)
	1,504,000,000	5.500		08/05/20	2,602,795

					10,442,227

Sovereign Debt Obligations – (continued)
Colombia – 8.0%
	Republic of Colombia (NR/NR)
COP	1,190,805,480	3.300		03/17/27	429,461
	13,709,100,000	7.000		06/30/32	4,947,828
	Republic of Colombia (NR/Baa2)
	1,851,000,000	4.375	(e)	03/21/23	626,844
	46,095,696	3.500		05/07/25	17,040
	Republic of Colombia (BBB/Baa2)
	889,700,000	5.000		11/21/18	319,791
	7,114,102,416	3.500		03/10/21	2,627,880
	20,002,300,000	7.000		05/04/22	7,500,117
	14,704,600,000	10.000		07/24/24	6,316,254
	6,432,800,000	7.500		08/26/26	2,464,945
	2,660,100,000	6.000		04/28/28	916,133
	316,300,000	7.750		09/18/30	122,776

					26,289,069

Czech Republic – 2.1%
	Czech Republic Government Bond (NR/NR)
CZK	14,970,000	2.400		09/17/25	767,086
	62,290,000	0.250		02/10/27	2,654,478
	49,440,000	2.500		08/25/28	2,533,524
	Czech Republic Government Bond (AA/A1)
	14,410,000	4.200		12/04/36	876,309

					6,831,397

Dominican Republic – 1.4%
	Dominican Republic (NR/NR)
DOP	2,800,000	10.500		04/07/23	58,940
	5,400,000	11.500		05/10/24	118,406
	39,400,000	11.375		07/06/29	840,262
	65,300,000	12.000		03/05/32	1,475,775
	Dominican Republic (BB-/Ba3)(b)
	44,800,000	8.900		02/15/23	927,336
	1,100,000	6.850		01/27/45	1,185,250

					4,605,969

Hungary – 3.3%
	Hungary Government Bond (BBB-/NR)
HUF	362,520,000	2.500		10/27/21	1,507,071
	990,480,000	3.000		06/26/24	4,195,409
	1,020,660,000	5.500		06/24/25	4,965,601

					10,668,081

Malaysia – 5.0%
	Malaysia Government Bond (NR/NR)
MYR	3,030,000	3.508		05/15/18	783,505
	6,650,000	3.872		08/30/18	1,722,928
	5,880,000	3.399		11/30/18	1,521,370
	7,640,000	3.558		04/30/19	1,978,126
	6,060,000	3.743		08/26/21	1,562,372
	2,440,000	4.045		08/15/24	628,374
	3,420,000	4.786		10/31/35	886,183
	Malaysia Government Bond (NR/A3)
	7,860,000	4.295		10/31/18	2,043,799
	1,640,000	3.759		03/15/19	426,340
	6,200,000	5.734		07/30/19	1,652,755
	5,560,000	4.378		11/29/19	1,460,733

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Malaysia – (continued)
	Malaysia Government Bond (NR/A3) – (continued)
MYR	1,590,000	3.480%		03/15/23	$405,150
	3,250,000	4.254		05/31/35	804,893
	2,270,000	4.736		03/15/46	576,355

					16,452,883

Mexico – 2.5%
	United Mexican States (A-/A3)
MXN	52,376,300	6.500		06/09/22	2,805,125
	44,119,500	10.000		12/05/24	2,783,082
	26,424,400	7.500		06/03/27	1,469,844
	16,479,400	8.500		05/31/29	984,184
	287,700	7.750		11/13/42	16,065

					8,058,300

Peru – 4.1%
	Republic of Peru (NR/NR)
PEN	4,522,000	5.200		09/12/23	1,495,355
	1,484,000	6.714		02/12/55	517,029
	Republic of Peru (NR/A3)
	8,099,000	6.350	(b)	08/12/28	2,815,719
	7,090,000	6.150	(b)	08/12/32	2,405,359
	8,178,000	6.850		02/12/42	2,870,150
	Republic of Peru (A-/A3)
	2,563,000	5.700		08/12/24	864,374
	1,130,000	8.200		08/12/26	436,530
	393,000	6.950		08/12/31	142,907
	5,192,000	6.900		08/12/37	1,857,749

					13,405,172

Russia – 7.6%
	Russian Federation Bond (NR/NR)
RUB	336,090,000	6.500		02/28/24	5,822,724
	60,140,000	7.100		10/16/24	1,074,253
	198,040,000	7.750		09/16/26	3,650,781
	539,130,000	8.500		09/17/31	10,555,372
	615,000	7.700		03/23/33	11,173
	Russian Federation Bond (BBB/Ba1)
	108,630,000	6.400		05/27/20	1,901,885
	80,450,000	7.000		08/16/23	1,438,228
	35,350,000	7.050		01/19/28	621,620

					25,076,036

South Africa – 9.3%
	Republic of South Africa (BB+/Baa3)
ZAR	28,280,000	10.500		12/21/26	2,761,510
	7,500,000	8.000		01/31/30	616,131
	50,120,000	8.250		03/31/32	4,129,615
	102,840,000	8.875		02/28/35	8,826,613
	111,380,000	8.500		01/31/37	9,159,211
	17,130,000	9.000		01/31/40	1,467,068
	2,790,000	6.500		02/28/41	182,057
	39,294,300	8.750		01/31/44	3,272,419

					30,414,624

Thailand – 4.4%
	Thailand Government Bond (NR/Baa1)
THB	47,280,000	1.875		06/17/22	1,520,378

Sovereign Debt Obligations – (continued)
Thailand – (continued)
	Thailand Government Bond (NR/Baa1) – (continued)
THB	34,820,000	2.125		12/17/26	1,087,535
	193,817,881	1.250		03/12/28	5,971,302
	69,580,000	3.775		06/25/32	2,411,622
	Thailand Government Bond (A-/Baa1)
	22,850,000	3.650		12/17/21	783,710
	34,890,000	3.850		12/12/25	1,237,596
	39,140,000	3.650		06/20/31	1,352,113

					14,364,256

Turkey – 5.0%
	Republic of Turkey (NR/NR)
TRY	8,300,000	9.400		07/08/20	1,932,312
	9,290,000	10.700		02/17/21	2,194,581
	3,760,000	9.200		09/22/21	842,004
	9,180,000	10.700		08/17/22	2,136,020
	30,440,000	12.200		01/18/23	7,495,618
	Republic of Turkey (NR/Ba2)
	7,210,000	11.000		03/02/22	1,702,308

					16,302,843

Uruguay – 0.2%
	Republic of Uruguay (NR/NR)(b)
UYU	11,125,000	8.500		03/15/28	360,362
	Republic of Uruguay (BBB/Baa2)
	11,214,094	4.375		12/15/28	421,220

					781,582

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $222,170,499)				$237,305,009

Corporate Obligations – 2.7%
Argentina(b) – 0.3%
	Banco Macro SA (NR/B2)
ARS	21,350,000	17.500%		05/08/22	$993,941

Peru(b)(e) – 0.5%
	Banco de Credito del Peru (NR/Baa1)
PEN	4,800,000	4.850		10/30/20	1,487,516

South Africa – 1.2%
	Transnet SOC Ltd. (BB+/Baa3)
ZAR	48,000,000	10.000		03/30/29	3,990,016

Venezuela(f) – 0.7%
	Petroleos de Venezuela SA (NR/NR)
	$10,110,000	6.000		10/28/22	2,380,905
	Petroleos de Venezuela SA (D/NR)
	$270,000	6.000		11/15/26	72,292

					2,453,197

	TOTAL CORPORATE OBLIGATIONS
	(Cost $11,370,488)				$8,924,670

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
Structured Notes – 11.7%
Colombia – 0.5%
	Republic of Columbia (Issuer Citibank NA) (NR/NR)
COP	4,226,000,000	11.000%		07/25/24	$1,815,248

Singapore(b) – 3.1%
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)
IDR	67,149,000,000	9.000		03/19/29	5,606,521
	46,125,000,000	8.750		05/19/31	3,796,760
	8,000,000,000	8.375		03/17/34	635,555

					10,038,836

United Kingdom(b) – 2.8%
	Arab Republic of Egypt (Issuer HSBC Bank PLC) (NR/NR)(g)
EGP	25,100,000	0.000		06/07/18	1,379,105
	Republic of Indonesia (Issuer Deutsche Bank AG (London)) (NR/NR)
IDR	52,800,000,000	7.500		08/19/32	3,960,719
	15,500,000,000	8.250		05/19/36	1,218,721
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)
	32,268,000,000	8.750		05/17/31	2,656,127

					9,214,672

United States(b) – 5.3%
	Arab Republic of Egypt (Issuer Citibank NA) (NR/NR)(g)
EGP	45,950,000	0.000		05/10/18	2,545,074
	22,610,000	0.000		10/11/18	1,167,433
	18,500,000	0.000		11/29/18	936,353
	Arab Republic of Egypt (Issuer JPMorgan Chase Bank NA) (NR/NR)(g)
	7,100,000	0.000		07/26/18	379,183
	12,050,000	0.000		02/07/19	597,640
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)
IDR	30,566,000,000	8.375		03/15/24	2,422,745
	37,052,000,000	7.500		08/19/32	2,779,405
	92,008,000,000	6.625		05/17/33	6,532,618

					17,360,451

	TOTAL STRUCTURED NOTES
	(Cost $42,787,408)				$38,429,207

Municipal Debt Obligations(f) – 0.4%
Puerto Rico – 0.4%
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (NR/Ca)(e)
	$70,000	5.500%		07/01/32	$31,325
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (NR/Ca)(e)
	45,000	5.875		07/01/36	20,137
	170,000	5.750		07/01/38	76,075
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A (NR/Ca)(e)
	45,000	6.000		07/01/34	19,463
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E (NR/Ca)(e)
	40,000	5.625		07/01/32	17,300

Municipal Debt Obligations(f) – (continued)
Puerto Rico – (continued)
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (NR/Ca)(e)
	20,000	5.500		07/01/26	8,650
	Puerto Rico Commonwealth GO Bonds Series 2014 A (NR/Ca)(e)
	260,000	8.000		07/01/35	110,500
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A (NR/Ca)(e)
	80,000	5.125		07/01/31	35,800
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A (NR/Ca)(e)
	20,000	5.000		07/01/34	8,950
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A (NR/Ca)(e)
	30,000	5.250		07/01/27	13,425
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 (NR/Ca)(e)
	65,000	5.250		08/01/57	39,325
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 B (NR/Ca)(e)
	155,000	6.050		08/01/36	93,000
	30,000	6.050		08/01/37	18,000
	10,000	6.050		08/01/39	6,000
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 C (NR/Ca)(e)
	100,000	6.000		08/01/31	60,000
	15,000	6.000		08/01/32	9,000
	35,000	6.000		08/01/38	21,000
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2008 A (NR/Ca)(e)
	10,000	6.130		08/01/28	6,000
	10,000	6.130		08/01/29	6,000
	20,000	6.130		08/01/30	12,000
	20,000	6.130		08/01/37	12,000
	35,000	6.130		08/01/38	21,000
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2009 C (NR/Ca)(e)
	20,000	5.750		08/01/57	12,000
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C (NR/Ca)
	15,000	5.000		08/01/21	8,775
	50,000	4.750	(e)	08/01/39	29,250
	220,000	5.000	(e)	08/01/40	128,700
	60,000	5.250	(e)	08/01/40	35,100
	20,000	5.000	(e)	08/01/46	11,700
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 D (NR/Ca)(e)
	10,000	4.850		08/01/36	5,500
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (NR/Ca)(e)
	90,000	5.250		08/01/27	21,150
	75,000	5.750		08/01/37	17,625
	60,000	6.375		08/01/39	14,100
	15,000	6.500		08/01/44	3,525
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (NR/Ca)(e)
	15,000	5.500		08/01/37	3,525

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations(f) – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (NR/Ca)(e) – (continued)
$120,000	5.375%	08/01/39	$28,200
5,000	5.500	08/01/42	1,175
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (NR/Ca)(e)
240,000	5.375	08/01/38	56,400
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (NR/Ca)(e)
195,000	5.000	08/01/43	45,825
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A (NR/Ca)(e)
45,000	5.500	08/01/28	10,575

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $1,537,593)			$1,078,075

U.S. Treasury Obligation(h) – 0.2%
United States Treasury Bond
$500,000	3.625%	08/15/43	$559,890
(Cost $573,063)

Shares	Distribution Rate	Value
Investment Company(i) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
21,553	1.609%	$21,553
(Cost $21,553)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 2.0%
Certificates of Deposit – 0.9%
Banco del Estado de Chile (NR/NR)(a) (1M USD LIBOR +0.500%)
$1,307,000	2.377%	09/28/20	$1,306,862
China Construction Banking Corp.(g) (NR/NR)
1,618,000	0.000	05/14/18	1,613,073

			2,919,935

Commercial Paper(g) – 1.1%
Dominion Resources, Inc. (NR/NR)
513,000	0.000	06/22/18	509,988
Sempra Energy Holdings (NR/NR)
855,000	0.000	06/25/18	849,773
Southern Co. (NR/NR)
745,000	0.000	06/21/18	740,685

Short-term Investments – (continued)
Commercial Paper(g) – (continued)
United Overseas Bank Ltd. (NR/NR)
1,618,000	0.000	07/27/18	1,605,595

			3,706,041

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,625,506)			$6,625,976

TOTAL INVESTMENTS – 89.4%
(Cost $285,086,110)			$292,944,380

OTHER ASSETS IN EXCESS OF LIABILITIES – 10.6%			34,793,805

NET ASSETS – 100.0%			$327,738,185

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2018.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $47,166,232, which represents approximately 14.4% of the Fund’s net assets as of March 31, 2018. The liquidity determination is unaudited.
(c)	Actual maturity date is June 28, 2117.
(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2018.
(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(f)	Security is currently in default and/or non-income producing.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(i)	Represents an Affiliated Issuer.
Security ratings disclosed, if any, are obtained from by Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Currency Abbreviations:
ARS	—Argentine Peso
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
UYU	—Uruguayan Peso
ZAR	—South African Rand

Investment Abbreviations:
BUBOR	—Budapest Interbank Offered Rate
EURO	—Euro Offered Rate
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MIBOR	—MIBOR - Mumbai Interbank Offered Rate
NR	—Not Rated
PLC	—Public Limited Company
RB	—Revenue Bond
SHIBOR	—Shanghai Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
MS & Co. Int. PLC	ARS	13,639,988	USD	673,081	$676,061	04/04/18	$2,980
	ARS	9,258,610	USD	455,528	457,690	04/09/18	2,162
	ARS	38,330,145	USD	1,864,969	1,891,819	04/12/18	26,850
	ARS	16,352,164	USD	804,931	805,380	04/16/18	449
	ARS	8,745,776	USD	418,859	429,845	04/20/18	10,986
	ARS	20,960,284	USD	1,019,949	1,023,701	05/02/18	3,753
	ARS	11,525,158	USD	553,828	561,381	05/07/18	7,553
	ARS	18,656,888	USD	896,319	906,818	05/11/18	10,499
	ARS	6,732,581	USD	321,794	326,713	05/14/18	4,919
	ARS	11,022,942	USD	526,280	534,057	05/17/18	7,776
	ARS	30,559,730	USD	1,461,139	1,475,101	05/24/18	13,962
	ARS	12,945,702	USD	616,756	622,897	05/31/18	6,141
	BRL	70,306,950	USD	21,152,582	21,290,390	04/03/18	137,809
	BRL	3,099,171	USD	930,007	936,219	05/03/18	6,212
	CLP	1,849,663,362	USD	3,042,513	3,063,318	04/27/18	20,805
	CNH	14,443,628	EUR	1,837,634	2,294,218	06/20/18	19,371
	CNH	96,418,707	USD	15,149,540	15,315,089	06/20/18	165,552
	CNY	50,313,072	USD	7,947,491	8,017,686	04/16/18	70,195
	COP	5,274,151,653	USD	1,853,006	1,887,122	04/20/18	34,118
	COP	5,178,438,746	USD	1,818,464	1,852,733	04/27/18	34,269
	CZK	190,383,131	EUR	7,473,434	9,263,591	06/20/18	12,068

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	EUR	5,053,054	HUF	1,574,915,494	$6,255,281	06/20/18	$17,957
	EUR	32,318,939	USD	40,006,064	40,008,301	06/20/18	2,237
	HKD	113,809,577	USD	14,537,642	14,540,112	06/20/18	2,470
	IDR	15,547,968,762	USD	1,129,021	1,132,322	04/09/18	3,302
	IDR	248,913,797,324	USD	18,045,227	18,104,911	04/26/18	59,683
	INR	35,885,293	USD	550,641	551,159	04/06/18	517
	INR	777,276,001	USD	11,910,139	11,932,472	04/13/18	22,334
	KRW	3,038,881,818	USD	2,828,721	2,858,087	04/05/18	29,366
	KRW	1,218,502,521	USD	1,138,156	1,147,206	04/09/18	9,050
	KRW	12,589,142,545	USD	11,764,961	11,853,408	04/12/18	88,444
	KRW	2,068,500,759	USD	1,945,780	1,947,805	04/16/18	2,024
	KRW	3,449,215,448	USD	3,210,606	3,248,753	04/26/18	38,147
	KRW	1,288,637,211	USD	1,195,760	1,213,774	04/27/18	18,014
	MXN	457,414,883	USD	24,205,448	24,844,877	06/20/18	639,429
	MYR	7,731,082	USD	1,976,501	2,000,453	06/14/18	23,952
	PEN	4,846,430	USD	1,500,907	1,501,997	04/05/18	1,090
	PEN	3,677,327	USD	1,128,701	1,139,504	04/09/18	10,803
	PLN	11,769,545	EUR	2,774,032	3,443,596	06/20/18	9,562
	RON	22,552,915	USD	5,953,465	5,961,007	06/20/18	7,543
	SGD	6,436,570	USD	4,909,528	4,918,393	06/20/18	8,865
	THB	388,966,090	USD	12,251,928	12,443,772	04/12/18	191,844
	THB	47,208,206	USD	1,504,644	1,510,479	04/16/18	5,835
	TRY	7,831,371	USD	1,930,847	1,938,009	06/20/18	7,163
	TWD	56,768,143	USD	1,945,780	1,952,863	04/16/18	7,082
	TWD	46,985,586	USD	1,607,967	1,616,529	04/17/18	8,563
	TWD	304,158,640	USD	10,457,378	10,492,269	05/10/18	34,889
	USD	1,737,702	ARS	34,760,333	1,722,883	04/04/18	14,817
	USD	21,361,535	BRL	69,640,741	21,088,648	04/03/18	272,887
	USD	6,896,206	CLP	4,104,781,668	6,797,855	04/20/18	98,349
	USD	1,144,800	CNH	7,170,005	1,138,879	06/20/18	5,920
	USD	654,485	COP	1,817,177,686	650,197	04/20/18	4,288
	USD	1,099,699	CZK	22,497,790	1,094,689	06/20/18	5,010
	USD	1,997,711	EUR	1,607,254	1,989,654	06/20/18	8,057
	USD	3,825,000	HKD	29,629,081	3,780,666	05/11/18	44,334
	USD	15,686,870	HKD	122,671,261	15,672,265	06/20/18	14,605
	USD	6,110,325	IDR	81,730,422,159	5,951,351	04/11/18	158,974
	USD	978,497	IDR	13,116,307,500	954,733	04/16/18	23,764
	USD	6,139,222	INR	399,295,022	6,130,962	04/05/18	8,260
	USD	1,142,115	INR	74,347,028	1,141,350	04/13/18	766
	USD	3,166,740	INR	205,431,965	3,148,131	04/27/18	18,609
	USD	348,733	PEN	1,123,547	348,157	04/09/18	576
	USD	952,166	RUB	54,443,432	944,575	05/17/18	7,591
	USD	1,136,635	SGD	1,486,894	1,136,185	06/20/18	450
	USD	8,995,367	TRY	35,852,445	8,872,310	06/20/18	123,056
	USD	792,251	TWD	22,958,643	789,887	04/17/18	2,364
	USD	10,669,780	TWD	309,031,040	10,644,887	04/27/18	24,894
	USD	1,421,990	TWD	41,217,801	1,421,851	05/10/18	139
	USD	5,004,246	ZAR	59,149,980	4,941,786	06/20/18	62,460
	ZAR	226,003,779	USD	18,865,676	18,881,871	06/20/18	16,193
TOTAL							$2,764,957

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
MS & Co. Int. PLC	ARS	41,558,277	USD	2,096,745	$2,059,821	04/04/18	$(36,922)
	ARS	20,437,932	USD	966,104	965,131	07/03/18	(973)
	BRL	70,306,950	USD	21,613,858	21,290,389	04/03/18	(323,467)
	CLP	1,343,055,942	USD	2,228,954	2,224,211	04/20/18	(4,743)
	EUR	936,863	CZK	23,872,202	1,159,762	06/20/18	(1,803)
	EUR	1,275,023	PLN	5,405,428	1,578,377	06/20/18	(3,171)
	HKD	29,629,081	USD	3,820,002	3,780,666	05/11/18	(39,336)
	HKD	8,861,684	USD	1,133,980	1,132,153	06/20/18	(1,827)
	HUF	4,041,562,047	EUR	12,950,196	16,006,276	06/20/18	(25,047)
	IDR	111,612,702,311	USD	8,265,799	8,127,284	04/11/18	(138,514)
	IDR	184,557,037,598	USD	13,764,550	13,433,864	04/16/18	(330,686)
	IDR	15,567,102,174	USD	1,132,738	1,132,284	04/26/18	(454)
	INR	473,493,230	USD	7,372,442	7,270,237	04/05/18	(102,207)
	INR	140,120,893	USD	2,152,012	2,151,087	04/13/18	(925)
	INR	159,069,685	USD	2,445,445	2,441,054	04/16/18	(4,392)
	INR	1,077,245,814	USD	16,656,108	16,508,195	04/27/18	(147,914)
	JPY	239,238,545	USD	2,275,000	2,260,548	06/20/18	(14,452)
	PEN	2,746,961	USD	853,703	851,333	04/05/18	(2,370)
	PHP	65,808,379	USD	1,255,047	1,251,848	06/06/18	(3,199)
	PLN	131,971,223	EUR	31,236,414	38,612,840	06/20/18	(55,379)
	RON	5,080,830	USD	1,346,078	1,342,925	06/20/18	(3,154)
	RUB	992,250,272	USD	17,317,968	17,215,210	05/17/18	(102,758)
	SGD	4,593,708	USD	3,513,483	3,510,202	06/20/18	(3,279)
	TRY	51,825,734	USD	13,093,422	12,825,179	06/20/18	(268,243)
	TWD	107,297,590	USD	3,705,027	3,691,551	04/17/18	(13,476)
	TWD	161,630,119	USD	5,585,007	5,567,513	04/27/18	(17,494)
	TWD	98,845,940	USD	3,418,025	3,409,794	05/10/18	(8,232)
	USD	1,012,782	ARS	20,437,932	1,012,999	04/04/18	(218)
	USD	21,352,733	BRL	70,973,159	21,492,131	04/03/18	(139,397)
	USD	2,206,221	CLP	1,341,338,239	2,221,366	04/20/18	(15,145)
	USD	3,395,686	CNH	21,514,646	3,417,374	06/20/18	(21,688)
	USD	2,873,090	CNY	18,212,517	2,902,273	04/16/18	(29,183)
	USD	7,438,644	COP	21,324,406,789	7,630,000	04/20/18	(191,355)
	USD	1,133,022	INR	74,198,208	1,139,274	04/05/18	(6,252)
	USD	547,678	INR	35,885,293	551,158	04/06/18	(3,481)
	USD	8,975,261	INR	586,071,285	8,997,164	04/13/18	(21,902)
	USD	6,111,903	INR	399,376,808	6,120,228	04/27/18	(8,325)
	USD	2,213,477	JPY	234,323,120	2,214,103	06/20/18	(625)
	USD	2,830,311	KRW	3,038,881,818	2,858,087	04/05/18	(27,776)
	USD	8,721,273	KRW	9,412,366,038	8,862,288	04/12/18	(141,015)
	USD	2,256,714	KRW	2,416,477,838	2,275,478	04/16/18	(18,764)
	USD	1,142,031	KRW	1,219,175,440	1,148,319	04/26/18	(6,288)
	USD	3,948,143	MXN	73,979,266	4,018,246	06/20/18	(70,103)
	USD	2,329,047	PEN	7,593,391	2,353,331	04/05/18	(24,284)
	USD	2,636,443	PEN	8,541,056	2,646,641	04/09/18	(10,199)
	USD	5,797,465	RUB	335,687,700	5,824,069	05/17/18	(26,604)
	USD	2,280,966	SGD	2,990,059	2,284,802	06/20/18	(3,835)
	USD	1,072,700	THB	33,708,858	1,078,411	04/12/18	(5,711)
	USD	2,012,000	THB	62,989,684	2,015,425	04/16/18	(3,425)
	USD	3,174,454	TRY	12,929,742	3,199,690	06/20/18	(25,237)
	USD	14,101,756	TWD	412,629,303	14,196,426	04/17/18	(94,670)

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	USD	2,967,284	TWD	86,526,005	$2,980,476	04/27/18	$(13,192)
	USD	13,704,100	TWD	398,264,580	13,738,551	05/10/18	(34,451)
	USD	3,451,907	ZAR	41,487,773	3,466,167	06/20/18	(14,260)
	ZAR	51,414,670	USD	4,316,564	4,295,527	06/20/18	(21,038)
TOTAL							$(2,632,840)

FUTURES CONTRACTS — At March 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	41	06/20/18	$6,579,219	$221,570
2 Year U.S. Treasury Notes	27	06/29/18	5,740,453	2,663
Total				$224,233
Short position contracts:
Eurodollars	(14)	12/17/18	(3,412,675)	20,455
Eurodollars	(126)	12/16/19	(30,622,725)	(511)
5 Year U.S. Treasury Notes	(169)	06/29/18	(19,343,898)	(54,699)
10 Year U.S. Treasury Notes	(41)	06/20/18	(4,966,766)	(35,971)
20 Year U.S. Treasury Bonds	(103)	06/20/18	(15,102,375)	(350,452)
Total				$(421,178)
TOTAL				$(196,945)

SWAP CONTRACTS – At March 31, 2018, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)			Value	Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)
Mexico IB TIIE 28D(a)	8.010%	Barclays Bank PLC	06/29/27	MXN	213,930	(d)	$37,490	$—	$37,490
3M TIBOR(b)	0.750%	BoA Securities LLC	03/21/20	TWD	306,240		1,038	(12,928)	13,966
3M SHIBOR(b)	3.750	BoA Securities LLC	06/20/20	CNY	47,370	(d)	36,312	20,790	15,522
3M COP(b)	4.750	BoA Securities LLC	06/20/20	COP	12,697,200	(d)	6,302	8,862	(2,560)
3M TIBOR(b)	0.750	Citibank NA	03/21/20	TWD	391,480		1,521	(15,906)	17,427
3M SHIBOR(b)	3.750	Citibank NA	06/20/20	CNY	19,240	(d)	12,515	4,818	7,697
6.500%(b)	6M MIBOR	Citibank NA	06/20/20	INR	343,630	(d)	(1,094)	(4,245)	3,151
6M Thai Reuters(b)	1.750	Citibank NA	03/21/21	THB	380,000		49,095	9,895	39,200
6M Thai Reuters(b)	2.000	Citibank NA	06/20/23		80,000	(d)	3,896	5,000	(1,104)
5.110(c)	3M COP	CS International (London)	04/15/19		20,678,330		(73,259)	—	(73,259)
6.055(c)	Colombia IBR Overnight IB	CS International (London)	05/02/24	COP	3,635,890		(44,804)	—	(44,804)
3M TIBOR(c)	0.750	Deutsche Bank AG	03/21/20	TWD	345,710		1,172	(14,374)	15,546
6.500(b)	6M MIBOR	Deutsche Bank AG	06/20/20	INR	343,340	(d)	(1,093)	649	(1,742)
Colombia IBR Overnight IB(b)	4.750	Deutsche Bank AG	06/20/20	COP	4,146,825	(d)	2,016	2,695	(679)

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)			Value	Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.250(b)	3M KWCDC	Deutsche Bank AG	06/20/20	KRW	5,717,200	(d)	$(17,744)	$(12,718)	$(5,026)
	Colombia IBR	JPMorgan
5.190(c)	Overnight IB	Securities, Inc.	04/22/19		10,159,090		(45,661)	—	(45,661)
3M SHIBOR(b)	3.750	JPMorgan Securities, Inc.	06/20/20	CNY	52,320	(d)	34,919	34,235	684
3M SHIBOR(b)	3.750	MS & Co. Int. PLC	06/20/20		84,970	(d)	65,135	50,773	14,362
6.500(c)	6M MIBOR	MS & Co. Int. PLC	06/20/20	INR	759,200	(d)	(1,651)	(4,863)	3,212
Colombia IBR Overnight IB(b)	4.750	MS & Co. Int. PLC	06/20/20	COP	5,401,775	(d)	2,682	1,509	1,173
Mexico IB TIIE 28D(a)	5.630	MS & Co. Int. PLC	06/17/21	MXN	135,000		(398,316)	—	(398,316)
Colombia IBR Overnight IB(b)	6.055	MS & Co. Int. PLC	05/02/24	COP	3,635,890		44,804	(4,282)	49,086
TOTAL							$(284,725)	$69,910	$(354,635)

(a)	Payments made monthly.
(b)	Payments made quarterly.
(c)	Payments made semi-annually.
(d)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2018.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1M BID Avg(c)	6.900%	01/02/19	BRL	4,800		$7,269	$62	$7,207
1M BID Avg(c)	7.500	01/02/20		39,525		91,197	60,126	31,071
1M BID Avg(c)	8.050(e)	01/02/20		31,575		167,387	15,334	152,053
3M JIBAR(d)	7.330	03/21/20	ZAR	273,260		262,437	142,545	119,892
7.650%(c)	Mexico IB TIIE 28D	06/17/20	MXN	171,475	(e)	(27,581)	(7,645)	(19,936)
6M BUBOR(b)	0.250(a)	06/20/20	HUF	1,094,205	(e)	(8,878)	(8,155)	(723)
6M WIBOR(b)	2.000(a)	06/20/20	PLN	78,350	(e)	26,326	27,816	(1,490)
3M JIBAR(d)	6.750	06/20/20	ZAR	108,650	(e)	(9,278)	(139)	(9,139)
8.900(a)	1M BID Avg	01/04/21	BRL	7,500		(54,685)	(12,122)	(42,563)
Mexico IB TIIE 28D(c)	7.500	06/16/21	MXN	674,050	(e)	132,871	(48,443)	181,314
Mexico IB TIIE 28D(c)	5.500	03/09/22		53,690		(197,258)	(47,728)	(149,530)
8.900(a)	1M BID Avg	01/02/23	BRL	13,150		(93,910)	(21,663)	(72,247)
2.570(a)	6M WIBOR(b)	03/21/23	PLN	18,320		(54,752)	298	(55,050)
Mexico IB TIIE 28D(c)	7.600	06/14/23	MXN	144,725	(e)	78,341	21,652	56,689
0.250(a)	6M EURO(b)	06/20/23	EUR	550	(e)	5,924	10,156	(4,232)
5.955(c)	Mexico IB TIIE 28D	11/20/24	MXN	54,290		244,838	18	244,820
9.800(a)	1M BID Avg	01/02/25	BRL	12,775		(86,265)	(22,240)	(64,025)
5.660(c)	Mexico IB TIIE 28D	01/24/25		20,280		113,532	15	113,517
Mexico IB TIIE 28D(c)	7.700	06/11/25	MXN	225,900	(e)	147,175	(3,251)	150,426
0.500(a)	6M EURO(b)	06/20/25	EUR	320	(e)	5,392	9,318	(3,926)
7.500(c)	Mexico IB TIIE 28D	06/09/27	MXN	34,390		15,738	(43,869)	59,607
2.960(a)	6M WIBOR(b)	12/22/27	PLN	1,880		(7,299)	8	(7,307)
2.957(a)	6M WIBOR(b)	12/27/27		3,680		(13,772)	15	(13,787)
6M EURO(b)	1.536(a)	01/19/28	EUR	1,120	(e)	(1,153)	(21,570)	20,417
6M BUBOR(a)	2.325(b)	01/22/28	HUF	185,630	(e)	24,607	11	24,596
6M BUBOR(a)	3.070(b)	02/20/28		20,420	(e)	172	1	171
7.800(c)	Mexico IB TIIE 28D	06/07/28	MXN	109,600	(e)	(59,063)	24,111	(83,174)

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1.000(a)%	6M EURO(b)	06/20/28	EUR	1,120	(e)	$1,035	$20,332	$(19,297)
TOTAL						$710,347	$94,993	$615,354

(a)	Payments made annually.
(b)	Payments made semi-annually.
(c)	Payments made monthly.
(d)	Payments made quarterly.
(e)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2018.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 4.250%, 10/28/18	(1.000)%	0.136%	Barclays Bank PLC	03/20/19	3,170	$(27,753)	$(2,349)	$(25,404)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.136	BoA Securities LLC	06/20/19	1,160	(12,634)	(1,780)	(10,854)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.326	BoA Securities LLC	12/20/20	2,320	(42,303)	14,213	(56,516)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.375	BoA Securities LLC	06/20/21	70	(1,384)	529	(1,913)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.136	Citibank NA	03/20/19	22,180	(194,175)	(24,554)	(169,621)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.136	Citibank NA	06/20/19	44,310	(482,622)	(64,753)	(417,869)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.326	Citibank NA	12/20/20	3,400	(61,995)	24,262	(86,257)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.375	Citibank NA	06/20/21	3,810	(75,349)	25,765	(101,114)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.136	JPMorgan Securities, Inc.	06/20/19	1,630	(17,753)	(2,686)	(15,067)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.375	JPMorgan Securities, Inc.	06/20/21	250	(4,944)	1,645	(6,589)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.375	UBS AG (London)	06/20/21	280	(5,537)	795	(6,332)
TOTAL						$(926,449)	$(28,913)	$(897,536)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS — At March 31, 2018, the Fund had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Eurodollar Futures	$98.00	06/15/2018	20	$50,000	$34,000	$5,545	$28,455

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
1M BID Avg	—1 month Brazilian Interbank Deposit Average
BoA Securities LLC	—Bank of America Securities LLC
Colombia IBR Overnight IB	—Colombia IBR Overnight Interbank
CS International (London)	—Credit Suisse International (London)
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Schedule of Investments

March 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – 0.0%
Uruguay – 0.0%
Republic of Uruguay (BBB/Baa2)
$47	4.375%		12/15/28	$2
(Cost $2)

Corporate Obligations – 5.6%
Argentina(a)(b) – 0.3%
Cablevision SA (NR/B2)
70,000	6.500		06/15/21	72,975

Colombia(b)(c) – 0.3%
Colombia Telecomunicaciones SA ESP (B+/NR) (5 year USD Swap + 6.958%)
71,000	8.500		12/29/49	73,485

Dominican Republic(a)(b) – 0.9%
Aeropuertos Dominicanos Siglo XXI SA (NR/Ba3)
200,000	6.750		03/30/29	216,750

Japan(a)(b)(d) – 1.1%
Universal Entertainment Corp. (NR/NR) (PIK+ 8.500%)
259,613	8.500		08/24/20	264,650

Mongolia(b) – 0.3%
Energy Resources LLC (NR/NR)
54,111	8.000	(c)	09/30/22	54,768
45,135	0.000	(d)	12/31/99	26,855

				81,623

Peru – 2.7%
Abengoa Transmision Sur SA (BBB/NR)(a)
198,740	6.875		04/30/43	216,875
Corp. Lindley SA (BBB/NR)
290,000	6.750		11/23/21	311,586
150,000	4.625		04/12/23	150,375

				678,836

TOTAL CORPORATE OBLIGATIONS
(Cost $1,332,763)				$1,388,319

Shares	Description	Value
Common Stocks – 29.1%
Argentina – 0.8%
2,858	Grupo Supervielle SA ADR	86,712
1,238	Loma Negra Cia Industrial Argentina SA ADR(e)	26,394
262	MercadoLibre, Inc.	93,374

		206,480

Australia – 0.1%
2,382	SEEK Ltd.	34,356

Brazil – 1.7%
23,900	B3 SA – Brasil Bolsa Balcao	193,215
12,400	BB Seguridade Participacoes SA	109,936
1,583	Pagseguro Digital Ltd. Class A(e)	60,661
7,100	Petrobras Distribuidora SA	49,657

		413,469

Common Stocks – (continued)
China – 8.3%
598	58.Com, Inc. ADR(e)	47,756
2,197	Alibaba Group Holding Ltd. ADR(e)	403,237
23,500	Anhui Conch Cement Co. Ltd. Class H	129,320
16,000	ANTA Sports Products Ltd.	81,677
35,500	BAIC Motor Corp. Ltd. Class H(a)	43,918
5,200	China Literature Ltd.(a)(e)	48,555
1,802	Ctrip.com International Ltd. ADR(e)	84,009
24,000	Geely Automobile Holdings Ltd.	70,326
10,000	Minth Group Ltd.	45,881
1,001	New Oriental Education & Technology Group, Inc. ADR	87,738
27,500	Ping An Insurance Group Co. of China Ltd. Class H	283,543
12,500	Tencent Holdings Ltd.	670,994
7,000	Wuxi Biologics Cayman, Inc.(a)(e)	68,125

		2,065,079

Colombia – 0.2%
907	Banco de Bogota SA	22,048
2,752	Grupo Aval Acciones y Valores SA ADR	22,869

		44,917

Czech Republic(a) – 0.3%
18,792	Moneta Money Bank AS	77,840

Germany – 0.3%
2,717	Infineon Technologies AG	73,069

Greece – 0.3%
3,698	JUMBO SA	66,159

Hong Kong – 2.6%
23,200	AIA Group Ltd.	198,329
31,500	China Merchants Bank Co. Ltd. Class H	130,752
16,000	Galaxy Entertainment Group Ltd.	146,859
5,200	Hong Kong Exchanges & Clearing Ltd.	171,273

		647,213

Indonesia – 0.5%
69,100	Bank Central Asia Tbk PT	117,386
71,128	Telekomunikasi Indonesia Persero Tbk PT	18,704

		136,090

Luxembourg – 0.2%
10,200	Samsonite International SA	46,653

Malaysia – 0.4%
34,300	Bursa Malaysia Bhd	97,395

Mexico – 1.0%
36,500	Alsea SAB de CV	127,549
65,400	Becle SAB de CV(e)	132,743

		260,292

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Shares	Description	Value
Common Stocks – (continued)
Netherlands(e) – 0.3%
1,923	X5 Retail Group NV GDR	$64,613

Panama – 0.2%
1,059	Intercorp Financial Services, Inc.	42,890

Peru – 0.6%
31,804	BBVA Banco Continental SA	42,884
421	Credicorp Ltd.	95,584

		138,468

Poland(a)(e) – 0.4%
4,004	Dino Polska SA	102,043

Russia – 1.1%
4,079	Commercial International Bank Egypt SAE GDR	20,721
25,570	Moscow Exchange MICEX-RTS PJSC	52,487
43,130	Sberbank of Russia PJSC	192,099

		265,307

South Africa – 2.4%
13,582	Barclays Africa Group Ltd.	217,530
2,604	Bid Corp. Ltd.	56,694
20,473	Dis-Chem Pharmacies Ltd.(a)	59,662
19,128	FirstRand Ltd.	108,088
5,243	Santam Ltd.	144,379

		586,353

South Korea – 5.5%
2,343	Hankook Tire Co. Ltd.	115,966
311	Hanssem Co. Ltd.	43,955
3,576	ING Life Insurance Korea Ltd.(a)	151,053
330	LG Chem Ltd.	120,460
725	LG Electronics, Inc.	74,803
71	NAVER Corp.	52,840
246	NCSoft Corp.	95,197
238	Samsung Electronics Co. Ltd.	556,081
172	Samsung Fire & Marine Insurance Co. Ltd.	43,391
1,492	SK Hynix, Inc.	114,305

		1,368,051

Spain(a) – 0.2%
17,153	Prosegur Cash SA	51,604

Thailand – 0.6%
46,300	Airports of Thailand PCL	98,011
4,100	Kasikornbank PCL	28,004
46,700	Thai Beverage PCL	27,852

		153,867

Turkey – 0.6%
2,080	BIM Birlesik Magazalar AS	37,718
24,793	Eregli Demir ve Celik Fabrikalari TAS	65,547
7,679	MLP Saglik Hizmetleri AS(a)(e)	36,981

		140,246

Common Stocks – (continued)
United Kingdom – 0.3%
1,781	NMC Health PLC	84,927

United States – 0.2%
25,000	Nexteer Automotive Group Ltd.	38,215

TOTAL COMMON STOCKS
(Cost $7,614,584)		$7,205,596

Shares		Rate	Value
Preferred Stocks – 1.2%
Brazil – 1.2%
	Banco Bradesco SA
BRL	18,700	0.000%	$223,735
	Bradespar SA
	7,800	0.000	74,398

	TOTAL PREFERRED STOCKS – 1.2%
	(Cost $320,797)		$298,133

Shares	Description	Value
Exchange Traded Funds – 11.8%
1,718	iShares MSCI Brazil Capped ETF	$77,104
641	iShares MSCI Emerging Markets ETF	30,947
36,861	iShares MSCI India ETF	1,258,066
24,743	iShares MSCI Taiwan Capped ETF	948,647
19,122	Xtrackers Harvest CSI 300 China A-Shares ETF	598,136

TOTAL EXCHANGE TRADED FUNDS
(Cost $3,125,478)		$2,912,900

Shares	Distribution Rate	Value
Investment Companies(f) – 49.9%
Goldman Sachs Emerging Markets Debt Fund – Class R6 Shares
430,956	0.046%	$5,468,834
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,064,313	1.609	1,064,313
Goldman Sachs Local Emerging Markets Debt Fund – Class R6 Shares
850,150	0.056	5,840,529

TOTAL INVESTMENT COMPANIES
(Cost $12,156,819)		$12,373,676

TOTAL INVESTMENTS – 97.6%
(Cost $24,550,443)		$24,178,626

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.4%		600,712

NET ASSETS – 100.0%		$24,779,338

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Schedule of Investments (continued)

March 31, 2018

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,411,031, which represents approximately 5.7% of the Fund’s net assets as of March 31, 2018. The liquidity determination is unaudited.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2018.
(d)	Pay-in-kind securities.
(e)	Security is currently in default and/or non-income producing.
(f)	Represents an Affiliated Issuer.
Security ratings disclosed, if any, are obtained from by Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
IDR	—Indonesian Rupiah
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt
LLC	—Limited Liability Company
NR	—Not Rated
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS – At March 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	9,212	IDR	126,755,049	$9,214	04/02/18	$(3)
	USD	3,471	IDR	47,800,370	3,476	04/03/18	(4)
TOTAL							$(7)

FUTURES CONTRACTS — At March 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
H-Shares Index	3	04/27/18	$230,233	$300
Kospi 200 Index	3	06/14/18	222,136	3,531
MSCI Emerging Markets Index	22	06/15/18	1,306,580	(25,070)
SET50 Index	20	06/28/18	149,025	(2,365)
10 Year U.S. Treasury Notes	2	06/20/18	242,281	2,371
20 Year U.S. Treasury Bonds	2	06/20/18	293,250	6,768
Total				$(14,465)
Short position contracts:
Mexican Stock Exchange Price and Quotation Index	(8)	06/15/18	(204,013)	13,086
Ultra Long U.S. Treasury Bonds	(1)	06/20/18	(160,469)	(5,197)
Ultra 10 Year U.S. Treasury Notes	(2)	06/20/18	(259,719)	(3,973)
5 Year U.S. Treasury Notes	(2)	06/29/18	(228,922)	(435)
Total				$3,481
TOTAL				$(10,984)

Abbreviation:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 96.6%
Collateralized Mortgage Obligations – 4.1%
Interest Only(a) – 1.6%
FHLMC REMIC Series 3852, Class SW(b) (-1x1M LIBOR + 6.000%)
$587,714	4.413%	05/15/41	$83,386
FHLMC REMIC Series 4273, Class PS(b) (-1x1M LIBOR + 6.100%)
299,272	4.323	11/15/43	43,091
FHLMC REMIC Series 4286, Class SN(b) (-1x1M LIBOR + 6.000%)
4,243,585	4.223	12/15/43	645,288
FHLMC REMIC Series 4314, Class SE(b) (-1x1M LIBOR + 6.050%)
400,146	4.463	03/15/44	64,655
FHLMC REMIC Series 4320, Class SD(b) (-1x1M LIBOR + 6.100%)
220,834	4.513	07/15/39	30,116
FHLMC REMIC Series 4456, Class IO
275,325	4.500	10/15/44	59,896
FHLMC REMIC Series 4583, Class ST(b) (-1x1M LIBOR + 6.000%)
1,768,218	4.223	05/15/46	303,235
FHLMC STRIPS Series 304, Class C45
343,734	3.000	12/15/27	30,384
FNMA REMIC Series 2007-36, Class SN(b) (-1x1M LIBOR + 6.770%)
518,985	5.149	04/25/37	84,609
FNMA REMIC Series 2008-17, Class SI(b) (-1x1M LIBOR + 6.300%)
669,410	4.429	03/25/38	95,893
FNMA REMIC Series 2010-126, Class LS(b) (-1x1M LIBOR + 5.000%)
834,294	3.425	11/25/40	105,610
FNMA REMIC Series 2011-124, Class SC(b) (-1x1M LIBOR + 6.550%)
417,178	4.929	12/25/41	68,203
FNMA REMIC Series 2012-88, Class SB(b) (-1x1M LIBOR + 6.670%)
493,189	5.049	07/25/42	85,979
FNMA REMIC Series 2013-121, Class SA(b) (-1x1M LIBOR + 6.100%)
448,354	4.479	12/25/43	61,980
FNMA REMIC Series 2014-87, Class MS(b) (-1x1M LIBOR + 6.250%)
132,124	4.629	01/25/45	18,885
FNMA REMIC Series 2015-20, Class ES(b) (-1x1M LIBOR + 6.150%)
684,853	4.529	04/25/45	110,941
FNMA REMIC Series 2015-28, Class PS(b) (-1x1M LIBOR + 5.600%)
1,568,183	3.979	08/25/44	214,379
FNMA REMIC Series 2015-79, Class SA(b) (-1x1M LIBOR + 6.250%)
502,027	3.629	11/25/45	71,137
GNMA REMIC Series 2010-1, Class SD(b) (-1x1M LIBOR + 5.790%)
19,188	3.968	01/20/40	2,656

Mortgage-Backed Obligations – (continued)
Interest Only(a) – (continued)
GNMA REMIC Series 2010-101, Class S(b) (-1x1M LIBOR + 6.000%)
1,221,999	4.178	08/20/40	181,378
GNMA REMIC Series 2010-20, Class SE(b) (-1x1M LIBOR + 6.250%)
489,830	4.428	02/20/40	75,912
GNMA REMIC Series 2010-31, Class SA(b) (-1x1M LIBOR + 5.750%)
300,642	3.928	03/20/40	40,694
GNMA REMIC Series 2010-85, Class SN(b) (-1x1M LIBOR + 5.940%)
47,565	4.118	07/20/40	7,537
GNMA REMIC Series 2010-98, Class QS(b) (-1x1M LIBOR + 6.600%)
143,726	4.778	01/20/40	17,073
GNMA REMIC Series 2011-17, Class SA(b) (-1x1M LIBOR + 6.100%)
183,205	4.278	09/20/40	23,521
GNMA REMIC Series 2011-61, Class CS(b) (-1x1M LIBOR + 6.680%)
42,205	4.858	12/20/35	1,032
GNMA REMIC Series 2013-113, Class SD(b) (-1x1M LIBOR + 6.700%)
219,500	4.914	08/16/43	33,684
GNMA REMIC Series 2013-124, Class CS(b) (-1x1M LIBOR + 6.050%)
1,745,337	4.228	08/20/43	276,644
GNMA REMIC Series 2013-134, Class DS(b) (-1x1M LIBOR + 6.100%)
112,492	4.278	09/20/43	16,644
GNMA REMIC Series 2013-152, Class SJ(b) (-1x1M LIBOR + 6.150%)
613,035	4.328%	05/20/41	91,500
GNMA REMIC Series 2014-11, Class KI
300,691	4.500	12/20/42	41,227
GNMA REMIC Series 2014-117, Class SJ(b) (-1x1M LIBOR + 5.600%)
5,064,810	3.778	08/20/44	683,865
GNMA REMIC Series 2014-132, Class SL(b) (-1x1M LIBOR + 6.100%)
838,096	4.278	10/20/43	113,866
GNMA REMIC Series 2014-133, Class BS(b) (-1x1M LIBOR + 5.600%)
383,094	3.778	09/20/44	48,060
GNMA REMIC Series 2014-158, Class SA(b) (-1x1M LIBOR + 5.600%)
2,362,150	3.814	10/16/44	315,400
GNMA REMIC Series 2014-188, Class IB
1,435,372	4.000	12/20/44	238,361
GNMA REMIC Series 2014-41, Class SA(b) (-1x1M LIBOR + 6.100%)
127,160	4.278	03/20/44	19,437
GNMA REMIC Series 2015-110, Class MS(b) (-1x1M LIBOR + 5.710%)
1,618,460	3.888	08/20/45	213,343

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Interest Only(a) – (continued)
GNMA REMIC Series 2015-111, Class IM
$895,709	4.000%	08/20/45	$154,800
GNMA REMIC Series 2015-111, Class SM(b) (-1x1M LIBOR + 6.200%)
500,321	4.378	08/20/45	75,250
GNMA REMIC Series 2015-112, Class SB(b) (-1x1M LIBOR + 5.740%)
479,544	3.918	08/20/45	63,109
GNMA REMIC Series 2015-119, Class SN(b) (-1x1M LIBOR + 6.250%)
1,047,743	4.428	08/20/45	164,001
GNMA REMIC Series 2015-126, Class HS(b) (-1x1M LIBOR + 6.200%)
967,599	4.378	09/20/45	145,382
GNMA REMIC Series 2015-129, Class IC
550,659	4.500	09/16/45	110,101
GNMA REMIC Series 2015-168, Class SD(b) (-1x1M LIBOR + 6.200%)
257,700	4.378	11/20/45	39,191
GNMA REMIC Series 2015-57, Class AS(b) (-1x1M LIBOR + 5.600%)
2,897,958	3.778	04/20/45	370,873
GNMA REMIC Series 2015-64, Class SG(b) (-1x1M LIBOR + 5.600%)
1,349,189	3.778	05/20/45	200,298
GNMA REMIC Series 2015-72, Class JI
122,456	3.500	05/20/45	19,237
GNMA REMIC Series 2015-83, Class PI
203,784	3.500	06/20/45	32,743
GNMA REMIC Series 2015-90, Class PI
163,124	3.500	04/20/45	25,415
GNMA REMIC Series 2016-1, Class ST(b) (-1x1M LIBOR + 6.200%)
507,326	4.378	01/20/46	76,776
GNMA REMIC Series 2016-138, Class DI
311,260	4.000	10/20/46	56,605
GNMA REMIC Series 2016-27, Class IA
1,135,061	4.000	06/20/45	177,097
GNMA REMIC Series 2016-4, Class SM(b) (-1x1M LIBOR + 5.650%)
714,785	3.828	01/20/46	91,416
GNMA REMIC Series 2016-6, Class SB(b) (-1x1M LIBOR + 5.650%)
591,936	3.828	01/20/46	76,690
GNMA REMIC Series 2017-139, Class IB
3,050,181	4.500	09/20/47	562,509
GNMA REMIC Series 2017-139, Class IM
2,066,368	4.500	09/20/47	373,198
GNMA REMIC Series 2017-38, Class AI
1,517,656	4.000	03/20/46	248,298
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(b) (6M USD LIBOR + 3.592%)
10,011	0.123	08/25/33	50
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(b) (6M USD LIBOR + 3.176%)
1,416	0.320%	07/25/33	24

			7,682,564

Mortgage-Backed Obligations – (continued)
Regular Floater(b) – 0.5%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
95,193	3.636	04/25/35	96,624
Bear Stearns ALT-A Trust Series 2005-5, Class 21A1
484,736	3.633	07/25/35	494,015
Countrywide Alternative Loan Trust Series 2005-38, Class A1 (12M MTA + 1.500%)
100,841	2.701	09/25/35	99,767
FHLMC REMIC Series 4103, Class BF (1M LIBOR + 0.350%)
873,639	1.938	12/15/38	875,021
FNMA REMIC Series 2011-63, Class FG (1M LIBOR + 0.450%)
133,656	2.071	07/25/41	134,485
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A(1M USD LIBOR + 0.480%)
150,361	2.070	01/19/36	124,213
Impac CMB Trust Series 2004-08, Class 1A (1M USD LIBOR + 0.720%)
40,244	2.341	10/25/34	36,424
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
374,203	3.588	10/25/34	384,127
New Residential Mortgage Loan Trust Series 2015-1A, Class A1(c)
340,350	3.750	05/28/52	344,029

			2,588,705

Sequential Fixed Rate – 1.9%
FHLMC REMIC Series 2042, Class N
57,077	6.500	03/15/28	61,720
FHLMC REMIC Series 3748, Class D
519,613	4.000	11/15/39	532,613
FNMA REMIC Series 2000-16, Class ZG
162,338	8.500	06/25/30	191,658
FNMA REMIC Series 2005-59, Class KZ
960,300	5.500	07/25/35	1,048,905
FNMA REMIC Series 2011-52, Class GB
572,943	5.000	06/25/41	615,855
FNMA REMIC Series 2011-99, Class DB
627,101	5.000	10/25/41	673,451
FNMA REMIC Series 2012-111, Class B
98,924	7.000	10/25/42	112,713
FNMA REMIC Series 2012-153, Class B
365,386	7.000	07/25/42	417,069
FNMA REMIC Series 2017-87, Class EA
5,675,305	3.000	04/25/44	5,562,214

			9,216,198

Sequential Floating Rate(b)(c) – 0.1%
Station Place Securitization Trust Series 2015-2, Class A (1M USD LIBOR + 1.050%)
600,000	2.638	05/15/18	600,000

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$20,087,467

Commercial Mortgage-Backed Securities(b) – 0.3%
Sequential Floating Rate – 0.3%
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
156,523	6.101	12/10/49	156,363

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate – (continued)
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A4(c)
$1,277,752	4.869%	02/15/44	$1,337,020

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$1,493,383

Federal Agencies – 92.2%
Adjustable Rate FHLMC(b) – 0.0%
FHLMC (1 year CMT + 2.107%)
12,494	3.339	10/01/34	13,118
FHLMC (1 year CMT + 2.225%)
24,449	3.392	09/01/33	25,750
FHLMC (1 year CMT + 2.250%)
44,870	3.072	04/01/33	47,413
FHLMC (1 year CMT + 2.250%)
19,596	3.500	11/01/34	20,611
FHLMC (1 year CMT + 2.250%)
18,278	3.133	02/01/35	19,328
FHLMC (1 year CMT + 2.250%)
63,729	3.206	06/01/35	67,356

			193,576

Adjustable Rate FNMA(b) – 0.2%
FNMA (COF + 1.250%)
1,954	1.987	07/01/22	1,960
FNMA (COF + 1.250%)
9,919	2.003	07/01/27	9,981
FNMA (COF + 1.250%)
10,874	2.003	11/01/27	10,941
FNMA (COF + 1.250%)
5,314	2.003	01/01/31	5,357
FNMA (COF + 1.250%)
6,998	2.003	06/01/32	7,057
FNMA (COF + 1.250%)
7,126	1.987	08/01/32	7,185
FNMA (COF + 1.250%)
18,811	1.987	05/01/33	18,957
FNMA (6M USD LIBOR + 1.414%)
7,359	3.014	06/01/33	7,649
FNMA (1 year CMT + 2.250%)
125,280	3.250	06/01/33	132,292
FNMA (1 year CMT + 2.210%)
5,717	3.346	07/01/33	6,024
FNMA (COF + 1.250%)
108,873	1.996	08/01/33	109,695
FNMA (6M USD LIBOR + 1.824%)
871	3.324	12/01/33	927
FNMA (12M USD LIBOR + 1.643%)
54,963	3.417	12/01/33	57,722
FNMA (1 year CMT + 2.289%)
1,644	3.454	04/01/34	1,737
FNMA (1 year CMT + 2.530%)
186,870	3.587	08/01/34	198,241
FNMA (12M USD LIBOR + 1.670%)
27,091	3.420	11/01/34	28,564
FNMA (1 year CMT + 2.196%)
34,638	3.610	02/01/35	36,398

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)
FNMA (12M USD LIBOR + 1.623%)
43,039	3.526	03/01/35	45,379
FNMA (12M USD LIBOR + 1.810%)
25,992	3.596	04/01/35	27,529
FNMA (12M USD LIBOR + 1.924%)
41,174	3.731	05/01/35	43,204
FNMA (COF + 1.250%)
3,785	2.003	11/01/35	3,815
FNMA (COF + 1.250%)
25,553	2.003	12/01/37	25,724
FNMA (COF + 1.250%)
16,199	2.003	01/01/38	16,304
FNMA (COF + 1.250%)
14,220	2.003	11/01/40	14,333

			816,975

Adjustable Rate GNMA – 9.9%
GNMA(b) (1 year CMT + 1.500%)
14,637	2.625	06/20/23	14,803
GNMA(b) (1 year CMT + 1.500%)
7,443	2.750	07/20/23	7,516
GNMA(b) (1 year CMT + 1.500%)
7,021	2.750	08/20/23	7,092
GNMA(b) (1 year CMT + 1.500%)
17,901	2.750	09/20/23	18,085
GNMA(b) (1 year CMT + 1.500%)
6,117	2.375	03/20/24	6,198
(1 year CMT + 1.500%)
52,805	2.625	04/20/24	53,709
GNMA(b) (1 year CMT + 1.500%)
6,005	2.625	05/20/24	6,156
(1 year CMT + 1.500%)
51,077	2.625	06/20/24	51,768
(1 year CMT + 1.500%)
31,828	2.750	07/20/24	32,217
(1 year CMT + 1.500%)
43,392	2.750	08/20/24	43,921
(1 year CMT + 1.500%)
12,999	2.750	09/20/24	13,159
GNMA(b) (1 year CMT + 1.500%)
17,509	3.125	11/20/24	17,743
(1 year CMT + 1.500%)
18,523	3.125	12/20/24	18,774
GNMA(b) (1 year CMT + 1.500%)
12,064	2.375	01/20/25	12,244
GNMA(b) (1 year CMT + 1.500%)
6,452	2.375	02/20/25	6,550
GNMA(b) (1 year CMT + 1.500%)
23,757	2.625	05/20/25	24,121
GNMA(b) (1 year CMT + 1.500%)
20,323	2.750	07/20/25	20,607
GNMA(b) (1 year CMT + 1.500%)
8,433	2.375	02/20/26	8,576
GNMA(b) (1 year CMT + 1.500%)
466	2.750	07/20/26	474
(1 year CMT + 1.500%)
23,164	2.375	01/20/27	23,592

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA – (continued)
GNMA(b) (1 year CMT + 1.500%)
$8,894	2.375%	02/20/27	$9,065
(1 year CMT + 1.500%)
67,148	2.625	04/20/27	68,403
GNMA(b) (1 year CMT + 1.500%)
6,325	2.625	05/20/27	6,444
GNMA(b) (1 year CMT + 1.500%)
8,980	2.625	06/20/27	9,150
GNMA(b) (1 year CMT + 1.500%)
3,446	3.125	11/20/27	3,510
GNMA(b) (1 year CMT + 1.500%)
10,981	3.125	12/20/27	11,193
GNMA(b) (1 year CMT + 1.500%)
23,679	2.375	01/20/28	24,152
GNMA(b) (1 year CMT + 1.500%)
8,449	2.375	02/20/28	8,620
GNMA(b) (1 year CMT + 1.500%)
8,938	2.375	03/20/28	9,113
GNMA(b) (1 year CMT + 1.500%)
37,146	2.750	07/20/29	37,895
GNMA(b) (1 year CMT + 1.500%)
24,319	2.750	08/20/29	24,832
GNMA(b) (1 year CMT + 1.500%)
4,673	2.750	09/20/29	4,772
(1 year CMT + 1.500%)
20,183	3.125	10/20/29	20,611
(1 year CMT + 1.500%)
26,603	3.125	11/20/29	27,168
(1 year CMT + 1.500%)
5,684	3.125	12/20/29	5,805
GNMA(b) (1 year CMT + 1.500%)
8,017	2.375	01/20/30	8,198
GNMA(b) (1 year CMT + 1.500%)
3,451	2.375	02/20/30	3,529
GNMA(b) (1 year CMT + 1.500%)
21,106	2.375	03/20/30	21,588
(1 year CMT + 1.500%)
24,558	2.625	04/20/30	25,118
(1 year CMT + 1.500%)
63,074	2.625	05/20/30	64,522
GNMA(b) (1 year CMT + 1.500%)
6,419	2.625	06/20/30	6,573
GNMA(b) (1 year CMT + 1.500%)
61,828	2.750	07/20/30	63,149
GNMA(b) (1 year CMT + 1.500%)
9,252	2.750	09/20/30	9,452
GNMA(b) (1 year CMT + 1.500%)
19,734	3.125	10/20/30	20,193
GNMA
16,000,001	3.000	11/20/47	15,756,251
GNMA
15,000,012	3.500	02/20/48	15,155,871
GNMA
16,000,000	3.500	03/20/48	16,166,250

			47,958,732

Mortgage-Backed Obligations – (continued)
FHLMC – 7.6%
447	5.000	04/01/18	450
82	4.500	05/01/18	82
1,160	5.000	05/01/18	1,165
565	5.000	06/01/18	566
831	5.000	07/01/18	832
224	5.000	08/01/18	226
306	5.000	09/01/18	307
2,833	5.000	10/01/18	2,849
2,605	5.000	11/01/18	2,620
1,868	5.000	12/01/18	1,879
187	5.000	01/01/19	188
122	5.000	02/01/19	123
22,498	5.500	04/01/20	22,880
155,406	4.500	08/01/23	162,770
29,418	7.000	04/01/31	31,934
449,927	7.000	09/01/31	494,629
221,070	7.000	04/01/32	254,523
311,311	7.000	05/01/32	356,569
12,132	4.500	07/01/33	12,820
337,621	4.500	08/01/33	356,743
695,554	4.500	09/01/33	734,940
69,137	4.500	10/01/33	73,052
85,145	5.000	10/01/33	91,903
11,121	5.500	12/01/33	12,400
114,660	5.500	04/01/35	125,340
4,241	5.000	07/01/35	4,577
2,812	4.500	08/01/35	2,955
12,276	4.500	09/01/35	12,901
5,320	4.500	10/01/35	5,583
100,161	5.000	12/01/35	108,445
50,088	5.500	01/01/36	55,502
190	5.500	02/01/36	211
2,113	5.000	02/01/37	2,291
29,372	6.000	08/01/37	32,834
25,555	6.000	09/01/37	28,571
11,677	6.000	10/01/37	13,051
77,156	6.000	11/01/37	86,261
82,470	6.000	12/01/37	92,191
39,316	4.500	01/01/38	41,344
2,900	5.500	01/01/38	3,174
83,067	6.000	01/01/38	92,894
23,430	6.000	02/01/38	26,194
4,873	6.000	03/01/38	5,444
27,012	6.000	04/01/38	30,107
11,802	6.000	05/01/38	13,165
1,579	4.500	06/01/38	1,655
22,157	6.000	06/01/38	24,690
16,695	6.000	07/01/38	18,615
11,130	6.000	08/01/38	12,426
62,193	4.500	09/01/38	65,839
84,751	6.000	09/01/38	94,603
19,300	6.000	10/01/38	21,516
1,995	6.000	11/01/38	2,224
1,448	6.000	12/01/38	1,616
393	4.500	01/01/39	412
65,354	6.000	01/01/39	72,838

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$35,002	4.500%	02/01/39	$36,922
7,874	6.000	02/01/39	8,778
346,078	7.000	02/01/39	397,415
13,761	4.500	03/01/39	14,542
5,258	6.000	03/01/39	5,860
3,059	4.500	04/01/39	3,233
2,732	6.000	04/01/39	3,035
109,102	4.500	05/01/39	115,298
257,274	5.000	05/01/39	277,032
297,634	4.500	06/01/39	314,528
4,909	4.500	07/01/39	5,188
544,067	5.000	07/01/39	587,953
7,265	4.500	08/01/39	7,677
15,251	4.500	09/01/39	16,116
3,912	4.500	10/01/39	4,134
2,638	4.500	11/01/39	2,787
9,596	4.500	12/01/39	10,141
10,426	4.500	01/01/40	11,018
7,580	4.500	04/01/40	8,011
32,880	6.000	04/01/40	36,717
11,782	4.500	05/01/40	12,452
65,580	6.000	05/01/40	73,249
23,135	4.000	06/01/40	23,979
15,950	4.500	06/01/40	16,856
12,112	4.500	07/01/40	12,800
2,586	4.500	08/01/40	2,733
21,027	5.000	08/01/40	22,625
26,004	5.000	10/01/40	28,078
237,680	4.000	02/01/41	246,055
67,150	4.500	02/01/41	70,945
11,517	4.500	03/01/41	12,165
27,589	4.500	04/01/41	29,142
26,630	4.500	05/01/41	28,130
52,094	4.500	06/01/41	55,028
3,306	5.000	06/01/41	3,570
133,948	4.500	08/01/41	141,492
139,509	4.500	09/01/41	147,440
90,098	4.000	10/01/41	93,346
15,856	4.000	11/01/41	16,418
8,356	4.500	12/01/41	8,826
899,360	4.000	03/01/42	930,873
103,171	4.500	03/01/42	108,982
55,684	3.000	05/01/42	54,828
499,503	3.500	06/01/42	505,085
1,149,115	4.500	06/01/42	1,214,695
143,855	3.000	08/01/42	141,600
178,253	3.500	08/01/42	179,750
61,732	3.000	10/01/42	60,767
362,693	3.500	10/01/42	365,738
783,115	3.000	11/01/42	771,551
274,147	3.500	11/01/42	276,450
1,344,828	3.000	12/01/42	1,324,971
2,391,909	3.000	01/01/43	2,356,479
219,556	3.000	02/01/43	215,936
3,133,327	3.500	04/01/43	3,165,517
3,243,616	3.500	08/01/43	3,271,748

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
1,407,084	4.000	08/01/43	1,456,936
867,957	4.000	01/01/44	898,724
893,159	3.500	02/01/44	900,660
676,560	3.500	06/01/44	685,307
23,383	4.000	11/01/44	24,190
90,739	3.500	02/01/45	91,728
152,668	3.500	03/01/45	154,332
874,259	3.500	06/01/45	882,421
26,880	3.500	08/01/45	27,004
37,777	3.500	09/01/45	37,951
695,322	3.500	10/01/45	701,596
73,572	3.500	11/01/45	73,910
5,597,546	3.500	03/01/46	5,644,246
656,668	3.500	05/01/46	661,157
185,629	3.500	05/01/46	186,287
1,104,774	3.500	06/01/46	1,108,693
403,182	3.500	07/01/46	404,612
584,988	3.500	08/01/46	589,718
66,695	3.500	10/01/46	66,932
80,440	3.500	12/01/46	80,726
589,503	3.500	12/01/47	593,717

			36,843,450

FNMA – 47.9%
16	5.500	04/01/18	16
69	5.500	05/01/18	69
3,726	5.000	06/01/18	3,730
332	5.000	09/01/18	333
100	5.500	02/01/19	101
1,019	5.500	04/01/19	1,025
99	5.500	05/01/19	100
1,705	5.500	07/01/19	1,721
6,688	5.500	08/01/19	6,803
3,434	5.500	09/01/19	3,499
6,200	5.500	10/01/19	6,310
2,912	5.500	11/01/19	2,973
2,036	5.500	12/01/19	2,066
7,280	5.500	02/01/20	7,391
12,531	4.500	03/01/20	12,625
4,480	5.500	01/01/21	4,598
8,057	7.000	09/01/21	8,333
36,281	7.000	06/01/22	37,993
14,754	7.000	07/01/22	15,372
1,182	4.500	04/01/23	1,223
377	7.000	01/01/29	377
1,594	7.000	09/01/29	1,628
4,715	7.000	08/01/31	5,145
500	7.000	03/01/32	570
1,270	7.000	04/01/32	1,363
2,342	7.000	06/01/32	2,373
316	7.000	07/01/32	317
41,655	6.000	01/01/33	47,069
1,790	6.000	02/01/33	1,999
558	5.500	07/01/33	612
15,493	5.000	08/01/33	16,684
4,772	5.500	09/01/33	5,234

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$14,971	5.500%	02/01/34	$16,419
4,429	5.500	03/01/34	4,860
7,512	5.000	04/01/34	8,115
7,762	5.500	04/01/34	8,520
29	5.500	06/01/34	32
25,660	5.500	07/01/34	28,169
4,797	5.500	08/01/34	5,286
15,635	5.500	10/01/34	17,148
3,060	5.500	11/01/34	3,361
116,074	5.500	12/01/34	127,436
122,097	6.000	04/01/35	136,777
9,432	5.500	05/01/35	10,337
3,711	5.500	06/01/35	4,079
4,617	5.000	07/01/35	4,981
8,868	5.500	07/01/35	9,745
4,248	5.500	08/01/35	4,668
6,673	5.500	09/01/35	7,349
200,469	5.000	10/01/35	215,829
2,273	5.500	10/01/35	2,485
70,693	6.000	10/01/35	79,198
1,997	5.500	12/01/35	2,202
1,779	6.000	12/01/35	1,993
326,168	5.000	01/01/36	351,159
85	5.500	02/01/36	93
10,167	5.500	04/01/36	11,144
2,249	6.000	04/01/36	2,516
282,981	4.500	07/01/36	298,987
20,285	5.500	07/01/36	22,212
30,454	4.500	12/01/36	32,176
2,535	5.500	02/01/37	2,788
11,025	5.500	04/01/37	12,158
55,869	6.000	04/01/37	62,126
142	5.500	06/01/37	156
1,905	5.500	07/01/37	2,096
321,488	5.500	08/01/37	351,554
77,753	6.500	10/01/37	87,565
40,251	6.000	11/01/37	45,047
176	5.500	12/01/37	193
336	5.500	02/01/38	373
3,663	5.500	03/01/38	4,030
43,330	5.000	04/01/38	46,818
17,136	5.500	04/01/38	18,891
3,997	5.500	05/01/38	4,406
1,028	5.500	06/01/38	1,132
732	5.500	07/01/38	806
1,846	5.500	08/01/38	2,032
1,612	5.500	09/01/38	1,774
51,362	6.000	09/01/38	57,439
13,129	5.500	12/01/38	14,374
522,622	5.000	01/01/39	566,413
82,446	6.000	01/01/39	92,241
211,551	6.500	01/01/39	238,765
301,088	4.500	02/01/39	318,234
5,067	5.500	02/01/39	5,591
6,188	4.500	03/01/39	6,548
221,452	7.000	03/01/39	254,409

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
8,595	4.500	05/01/39	9,095
6,513	5.500	06/01/39	7,165
6,605	4.500	07/01/39	6,985
5,903	4.000	08/01/39	6,117
14,984	4.500	09/01/39	15,838
20,740	4.500	10/01/39	21,921
5,780	5.500	11/01/39	6,358
47,832	4.500	02/01/40	50,597
7,878	4.500	03/01/40	8,327
14,695	3.500	04/01/40	14,842
114,568	4.500	04/01/40	121,103
41,380	4.500	06/01/40	43,798
376,774	5.000	06/01/40	405,745
26,132	5.000	07/01/40	28,142
8,098	4.500	09/01/40	8,571
18,834	3.500	12/01/40	19,023
7,293	4.500	12/01/40	7,709
126,168	4.500	01/01/41	133,305
33,274	4.500	04/01/41	35,156
56,989	4.500	06/01/41	60,210
47,997	4.500	07/01/41	50,712
207,202	4.500	08/01/41	218,963
216,107	4.500	09/01/41	228,447
190,145	3.500	10/01/41	192,225
181,500	4.500	10/01/41	191,766
99,936	3.500	11/01/41	100,974
145,525	4.500	11/01/41	153,756
180,493	3.500	12/01/41	182,250
80,884	4.500	12/01/41	85,454
170,589	3.500	01/01/42	172,774
93,161	4.500	01/01/42	98,427
355,975	3.500	02/01/42	359,474
415,139	3.500	03/01/42	419,225
810,907	4.000	03/01/42	839,157
20,477	4.500	03/01/42	21,635
84,073	3.500	04/01/42	84,892
145,184	4.000	04/01/42	150,242
29,811	4.500	04/01/42	31,466
33,526	3.500	05/01/42	33,856
562,670	3.500	06/01/42	568,387
523,324	3.500	07/01/42	528,297
467,620	3.500	08/01/42	472,031
110,485	3.000	09/01/42	108,733
408,952	3.500	09/01/42	412,940
353,436	3.500	10/01/42	357,661
31,156	3.500	11/01/42	31,429
689,290	4.500	11/01/42	729,894
674,260	3.000	12/01/42	663,465
1,121,735	3.500	12/01/42	1,133,156
146,131	3.000	01/01/43	144,064
16,044	3.500	01/01/43	16,185
55,860	3.000	02/01/43	55,070
761,470	3.500	02/01/43	769,248
1,354,815	3.000	03/01/43	1,335,757
1,770,836	3.500	03/01/43	1,788,571
1,488,226	3.000	04/01/43	1,467,646

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$1,934,208	3.500%	04/01/43		$1,950,671
616,379	2.500	05/01/43		583,453
1,841,872	3.000	05/01/43		1,816,402
894,666	3.500	05/01/43		903,314
63,644	3.000	06/01/43		62,764
1,188,501	3.500	06/01/43		1,200,263
558,682	3.000	07/01/43		550,956
9,594,193	3.500	07/01/43		9,678,334
3,185,921	3.500	08/01/43		3,214,399
64,410	3.500	09/01/43		65,094
203,392	3.500	11/01/43		205,394
935,985	3.500	01/01/44		944,432
68,966	3.500	08/01/44		69,404
135,666	3.500	09/01/44		137,007
172,390	3.500	10/01/44		174,572
71,346	4.000	10/01/44		73,570
25,567	3.500	12/01/44		25,791
70,195	5.000	12/01/44		75,101
42,134	3.500	01/01/45		42,614
672,212	4.000	02/01/45		692,998
194,871	3.500	03/01/45		196,908
556,803	4.000	03/01/45		573,115
134,609	3.500	04/01/45		135,208
276,435	4.000	04/01/45		284,534
2,806,208	4.500	04/01/45		2,975,896
1,199,087	3.500	05/01/45		1,213,514
314,280	4.500	05/01/45		333,284
3,834,678	4.500	06/01/45		4,041,990
190,725	3.500	07/01/45		191,574
31,456	3.500	11/01/45		31,596
865,715	4.000	11/01/45		890,558
582,846	3.500	01/01/46		585,438
209,104	4.000	01/01/46		215,105
965,795	3.500	03/01/46		977,113
49,668	3.500	03/01/46		49,836
553,152	4.000	03/01/46		568,809
150,242	3.500	04/01/46		151,956
1,010,971	3.500	05/01/46		1,018,711
369,078	4.000	06/01/46		379,402
93,191	4.000	08/01/46		95,798
600,813	4.000	10/01/46		617,619
4,474,019	3.000	11/01/46		4,370,906
1,972,528	3.000	12/01/46		1,926,450
1,767,233	3.000	01/01/47		1,725,399
982,321	3.000	02/01/47		959,067
2,674,054	4.500	02/01/47		2,809,153
981,724	3.000	04/01/47		958,485
70,816	3.500	05/01/47		70,998
165,651	3.000	08/01/47		161,678
35,067	3.000	09/01/47		34,226
3,000,000	3.500	09/01/47		3,007,687
986,690	3.000	10/01/47		963,025
994,751	3.000	11/01/47		970,892
3,000,099	3.500	11/01/47		3,008,036
18,865,209	3.000	12/01/47		18,412,739
999,303	3.500	12/01/47		1,002,035
431,331	3.000	01/01/48		421,019

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
39,865,998	4.500	01/01/48		41,784,550
1,000,499	3.500	02/01/48		1,003,156
24,929,091	3.500	03/01/48		24,992,437
4,000,000	4.000	08/01/51		4,112,188
1,781,571	3.500	06/01/56		1,783,180
6,265,622	4.000	07/01/56		6,462,546
7,099,554	3.500	08/01/56		7,099,554
5,615,820	3.500	10/01/56		5,621,762
4,766,723	4.000	02/01/57		4,914,403
36,000,000	4.500	TBA-30yr	(d)	37,693,123

				233,286,314

GNMA – 26.6%
16,164	5.500	07/15/20		16,455
5,804	6.000	04/15/26		6,459
202	6.500	01/15/32		226
1,076	6.500	02/15/32		1,204
447,371	5.500	04/15/33		488,356
5,628	5.000	11/15/33		6,039
1,159	6.500	08/15/34		1,297
1,356	6.500	02/15/36		1,548
3,323	6.500	03/15/36		3,795
3,343	6.500	04/15/36		3,779
14,439	6.500	05/15/36		16,485
8,122	6.500	06/15/36		9,276
50,180	6.500	07/15/36		57,222
44,115	6.500	08/15/36		49,993
80,992	6.500	09/15/36		92,086
35,916	6.500	10/15/36		41,008
50,611	6.500	11/15/36		57,213
23,912	6.500	12/15/36		27,259
10,755	6.500	01/15/37		12,306
2,265	6.500	03/15/37		2,589
5,643	6.500	04/15/37		6,464
2,862	6.500	05/15/37		3,201
2,829	6.500	08/15/37		3,236
12,268	6.500	09/15/37		14,006
13,618	6.500	10/15/37		15,792
8,767	6.500	11/15/37		9,960
3,289	6.500	05/15/38		3,759
2,280	6.500	11/15/38		2,618
3,003	6.500	02/15/39		3,427
114,046	4.500	12/20/39		120,426
450,968	5.000	01/20/40		480,738
30,648	4.500	02/20/40		32,362
525,537	4.500	05/15/40		550,211
85,576	4.500	05/20/40		90,363
358,928	5.000	07/15/40		383,200
173,770	3.500	09/15/42		176,542
11,030,058	4.000	10/20/43		11,452,733
420,337	3.500	02/15/45		425,498
118,461	4.000	05/20/45		122,667
93,511	4.000	07/20/45		96,832
4,420,991	4.000	08/20/45		4,576,590
2,572,765	4.500	08/20/45		2,701,805
1,586,320	4.000	09/20/45		1,641,655

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2018

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$3,395,394	4.000%	10/20/45		$3,515,426
663,154	4.500	10/20/45		696,415
535,863	4.000	01/20/46		554,053
1,391,629	4.000	02/20/46		1,438,868
2,077,233	4.500	03/20/46		2,187,910
97,154	4.500	06/20/46		102,330
39,325	4.500	07/20/46		41,421
35,440	4.500	08/20/46		37,328
534,362	4.000	01/20/47		551,332
1,762,951	4.000	03/20/47		1,818,938
4,800,027	4.000	07/20/47		4,937,465
7,445,508	4.000	08/20/47		7,658,694
14,999,997	4.000	09/20/47		15,429,489
968,448	4.500	10/20/47		1,011,877
4,891,966	4.500	11/20/47		5,103,696
6,927,867	4.000	12/20/47		7,130,020
52,000,000	4.000	TBA-30yr	(d)	53,441,877

				129,465,819

TOTAL FEDERAL AGENCIES				$448,564,866

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $474,640,191)				$470,145,716

Asset-Backed Securities(b) – 13.4%
Collateralized Loan Obligations(c) – 4.0%
Cedar Funding V CLO Ltd. Series 2016-5A, Class A1 (3M USD LIBOR + 1.610%)
$2,600,000	3.341%	07/17/28		$2,608,759
Cent CLO Ltd. Series 2014-22A, Class A1R (3M USD LIBOR + 1.410%)
1,750,000	2.802	11/07/26		1,751,055
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
1,400,000	2.972	07/15/26		1,400,262
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A (3M USD LIBOR + 1.390%)
1,450,000	3.135	07/25/27		1,451,585
Madison Park Funding XII Ltd. Series 2014-12A, Class AR (3M USD LIBOR + 1.260%)
1,550,000	3.005	07/20/26		1,550,411
Magnetite XVI Ltd. Series 2015-16A, Class AR (3M USD LIBOR + 0.800%)
1,500,000	2.578	01/18/28		1,500,059
Mountain View CLO Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 1.240%)
2,000,000	2.962	10/15/26		2,000,364
OCP CLO Ltd. Series 2014-5A, Class A1R (3M USD LIBOR + 1.080%)
1,600,000	2.835	04/26/31		1,599,341
Shackleton CLO Ltd. Series 2014-5A, Class AR (3M USD LIBOR + 1.140%)
1,600,000	2.532	05/07/26		1,600,552
Sound Point CLO XVIII Ltd. Series 2017-4A, Class A2A (3M USD LIBOR + 1.400%)
850,000	3.144	01/21/31		849,100

Asset-Backed Securities(b) – (continued)
Collateralized Loan Obligations(c) – (continued)
Sound Point CLO XVIII Ltd. Series 2017-4A, Class B (3M USD LIBOR + 1.800%)
550,000	3.544	01/21/31		548,569
Thacher Park CLO Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 1.160%)
2,450,000	2.905	10/20/26		2,450,637

				19,310,694

Home Equity – 0.0%
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A (1M USD LIBOR + 0.280%)
52,392	1.868	02/15/34		48,455

Student Loan – 9.4%
Brazos Education Loan Authority, Inc. Series 2012-1, Class A1 (1M USD LIBOR + 0.700%)
422,888	2.321	12/26/35		422,085
ECMC Group Student Loan Trust Series 2017-1A, Class A(c) (1M USD LIBOR + 1.200%)
3,360,916	2.821	12/27/66		3,401,575
ECMC Group Student Loan Trust Series 2018-1A, Class A(c) (1M USD LIBOR + 0.750%)
4,900,000	2.533	02/27/68		4,899,115
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(c) (1M USD LIBOR + 0.800%)
686,954	2.421	06/25/26		687,267
Goal Capital Funding Trust Series 2010-1, Class A(c) (3M USD LIBOR + 0.700%)
1,822,931	2.162	08/25/48		1,820,963
Higher Education Funding I Series 2014-1, Class A(c) (3M USD LIBOR + 1.050%)
1,454,598	2.512	05/25/34		1,465,201
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
1,000,000	2.645	07/25/45		1,001,695
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3 (1M USD LIBOR + 1.050%)
950,000	2.640	07/20/43		961,967
Navient Student Loan Trust Series 2016-5A, Class A(c) (1M USD LIBOR + 1.250%)
3,254,014	2.871	06/25/65		3,334,218
Nelnet Student Loan Trust Series 2006-1, Class A6(c) (3M USD LIBOR + 0.450%)
1,700,000	2.904	08/23/36		1,668,397
Nelnet Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.100%)
946,639	1.845	01/25/30		945,014
Nelnet Student Loan Trust Series 2006-2, Class A7(c) (3M Euribor + 0.580%)
2,450,000	2.325	01/25/37		2,414,248
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
630,296	2.645	07/25/41		628,879
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A3 (3M USD LIBOR + 0.950%)
700,000	3.258	10/01/37		706,921

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount			Interest Rate	Maturity Date	Value
Asset-Backed Securities(b) – (continued)
Student Loan – (continued)
	Panhandle-Plains Higher Education Authority, Inc. Series 2011-2, Class A3 (3M USD LIBOR + 0.850%)
	$1,100,000		3.158%	07/01/32	$1,113,259
	PHEAA Student Loan Trust Series 2011-1A, Class A1(c) (3M USD LIBOR + 1.100%)
	2,277,083		2.775	06/25/38	2,300,480
	PHEAA Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.150%)
	1,193,449		2.771	09/25/65	1,211,229
	PHEAA Student Loan Trust Series 2016-2A, Class A(c) (1M USD LIBOR + 0.950%)
	1,383,620		2.571	11/25/65	1,393,093
	SLM Student Loan Trust Series 2004-8A, Class A6(c) (3M USD LIBOR + 0.630%)
	800,000		2.375	01/25/40	799,659
	SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
	5,300,000		1.885	10/25/28	5,279,208
	SLM Student Loan Trust Series 2005-9, Class A7A (3M Euribor + 0.600%)
	4,550,000		2.341	01/25/41	4,577,834
	SLM Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.110%)
	364,803		1.855	07/25/25	364,809
	South Carolina Student Loan Corp. Series 2010-1, Class A3 (3M USD LIBOR + 1.050%)
	1,850,000		2.795	10/27/36	1,861,753
	Utah State Board of Regents Series 2016-1, Class A (1M USD LIBOR + 0.750%)
	2,617,392		2.371%	09/25/56	2,619,441

					45,878,310

	TOTAL ASSET-BACKED SECURITIES
	(Cost $64,756,296)				$65,237,459

Municipal Debt Obligation(b)(e) – 0.2%
New Hampshire – 0.2%
	New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3
	$1,150,000		2.595%	10/25/37	$1,148,541
	(Cost $1,140,018)

U.S. Treasury Obligations – 1.6%
	United States Treasury Bonds
	$3,900,000		2.875%	11/15/46	$3,825,627
	United States Treasury Notes
	2,490,000		2.125	09/30/24	2,409,274
	1,350,000		2.250	12/31/24	1,314,225

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $7,815,190)				$7,549,126

Shares		Distribution Rate	Value
Investment Company(f) – 3.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
16,257,764		1.609%	$16,257,764
(Cost $16,257,764)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $564,609,459)			$560,338,606

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 1.3%
Commercial Paper(g) – 1.3%
Electricite de France SA
$2,116,000	0.000%	04/27/18	$2,112,137
HP, Inc.
1,360,000	0.000	04/27/18	1,357,926
Marriott International, Inc.
1,597,000	0.000	05/04/18	1,593,330
Potash Corp. of Saskatchewan, Inc.
1,222,000	0.000	06/15/18	1,215,503

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,278,111)			$6,278,896

TOTAL INVESTMENTS – 116.4%
(Cost $570,887,570)			$566,617,502

LIABILITIES IN EXCESS OF OTHER ASSETS – (16.4)%			(79,989,131)

NET ASSETS – 100.0%			$486,628,371

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2018.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $46,987,188, which represents approximately 9.7% of the Fund’s net assets as of March 31, 2018. The liquidity determination is unaudited.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $91,135,000 which represents approximately 18.7% of the Fund’s net assets as of March 31, 2018.
(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2018

(f)	Represents an Affiliated Issuer.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
COF	—Cost of Funds
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
MTA	—Monthly Treasury Average
PI	—Private Investment
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2018, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA	3.000%	TBA-30yr	04/12/18	$16,000,000	$(15,606,250)
FNMA	3.500	TBA-30yr	05/14/18	5,000,000	(5,002,930)
FNMA	3.500	TBA-30yr	04/12/18	20,000,000	(20,042,188)
FNMA	4.000	TBA-30yr	04/12/18	3,000,000	(3,078,281)
FNMA	4.500	TBA-30yr	05/14/18	5,000,000	(5,226,367)
GNMA	3.500	TBA-30yr	04/19/18	31,000,000	(31,297,891)
TOTAL (Proceeds Receivable: $79,897,461)					$(80,253,907)

FUTURES CONTRACTS — At March 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra 10 Year U.S. Treasury Notes	116	06/20/18	$15,063,688	$216,799
10 Year U.S. Treasury Notes	396	06/20/18	47,971,687	419,234
20 Year U.S. Treasury Bonds	89	06/20/18	13,049,625	316,430
Total				$952,463
Short position contracts:
Eurodollars	(113)	12/16/19	(27,463,238)	(458)
Ultra Long U.S. Treasury Bonds	(36)	06/20/18	(5,776,875)	(169,597)
2 Year U.S. Treasury Notes	(30)	06/29/18	(6,378,281)	284
5 Year U.S. Treasury Notes	(144)	06/29/18	(16,482,375)	(62,329)
Total				$(232,100)
TOTAL				$720,363

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M LIBOR(b)	2.206%	09/04/19	$32,440	$4,565	$702	$3,863
3M LIBOR(c)	2.139(d)	11/20/20	26,980	(302,413)	(29,507)	(272,906)
2.851%(d)	3M LIBOR(c)	09/04/23	11,400	(54,970)	7,771	(62,741)
2.275(d)	3M LIBOR(c)	11/20/23	11,720	266,217	19,803	246,415
2.882(d)	3M LIBOR(c)	02/28/25	2,550	(20,976)	(6,270)	(14,706)
TOTAL					$(7,501)	$(100,075)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2018.
(b)	Payments made at the termination date.
(c)	Payments made quarterly.
(d)	Payments made semi-annually.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2018, the Fund had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Eurodollar Futures	$98.00	06/15/2018	19	$47,500	$32,300	$5,268	$27,032

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
1Y IRS	JPMorgan Securities, Inc.	2.75	03/06/2019	3,600,000	3,600,000	69,549	60,000	9,549
Written option contracts
Puts
1Y IRS	JPMorgan Securities, Inc.	2.79	03/06/2019	(1,600,000)	(1,600,000)	(74,429)	(60,000)	(14,429)
TOTAL				2,000,000	$2,000,000	$(4,880)	$—	$(4,880)

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2018

Emerging Markets Debt Fund
Assets:
Investments of unaffiliated issuers, at value (cost $2,425,567,510, $2,946,234,000, $3,885,194,398, $397,732,818, $285,064,557, $12,393,624 and $554,629,806)	$2,417,384,557
Investments of affiliated issuers, at value (cost $47,535,587, $70,645,693, $432,148,920, $11,237,208, $21,553, $12,156,819 and $16,257,764)	47,535,587
Purchased options (cost $49,351, $37,152, $0, $4,436, $5,545, $0, $65,268)	302,600
Cash	47,044,478
Foreign currencies, at value (cost $4,435,778, $17,656, $38,550, $15,890, $14,463,505, $57,556 and $0, respectively)	4,449,173
Unrealized gain on swap contracts	600,108
Unrealized gain on forward foreign currency exchange contracts	6,559,771
Variation margin on futures	—
Variation margin on swaps	—
Receivables:
Investments sold	41,038,412
Collateral on certain derivative contracts(a)	61,398,534
Interest and dividends	31,250,178
Fund shares sold	4,250,537
Upfront payments made on swap contracts	1,494,751
Reimbursement from Investment Adviser	129,684
Investments sold on an extended-settlement basis	—
Foreign tax reclaims	—
Other assets	74,950
Total assets	2,663,513,320

Liabilities:
Reverse Repurchase Agreement, at value	3,240,000
Forward sale contracts, at value (proceeds received $0, $0, $0, $0, $0, $0 and $79,897,461, respectively)	—
Unrealized loss on swap contracts	7,370,454
Unrealized loss on forward foreign currency exchange contracts	7,888,502
Variation margin on futures	35
Variation margin on swaps	199,910
Written option contracts, at value (premium received $0, $0, $0, $0, $0, $0 and $60,000, respectively)	—
Payables:
Investments purchased	39,772,492
Fund shares redeemed	6,306,238
Management fees	1,699,345
Upfront payments received on swap contracts	1,051,224
Distributions payable	691,904
Distribution and Service fees and Transfer Agency fees	160,460
Collateral on certain derivative contracts(b)	—
Investments purchased on an extended — settlement basis	—
Due to broker — upfront payment	—
Collateral on Reverse Repurchase agreements(b)	—
Accrued expenses	260,688
Total liabilities	68,641,252

Net Assets:
Paid-in capital	2,658,799,704
Undistributed (distributions in excess of) net investment income	(15,228,141)
Accumulated net realized gain (loss)	(33,132,768)
Net unrealized gain (loss)	(15,566,727)
NET ASSETS	$2,594,872,068
Net Assets:
Class A	$105,098,260
Class C	34,848,323
Institutional	1,984,662,361
Service	—
Separate Account Institutional	—
Investor	175,664,399
Class R	—
Class R6	294,598,725
Total Net Assets	$2,594,872,068
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	8,292,442
Class C	2,750,932
Institutional	156,402,903
Service	—
Separate Account Institutional	—
Investor	13,843,825
Class R	—
Class R6	23,219,520
Net asset value, offering and redemption price per share:(c)
Class A	$12.67
Class C	12.67
Institutional	12.69
Service	—
Separate Account Institutional	—
Investor	12.69
Class R	—
Class R6	12.69

(a)	Segregated for initial margin and/or collateral on transactions as follows:

Fund	Forwards	Futures	Swaps
Emerging Markets Debt Fund	45,670,000	952,532	14,776,002
High Yield Fund	—	2,157,976	288,903
High Yield Floating Rate Fund	920,000	1,167,815	3,885,241
Investment Grade Credit Fund	—	345,000	573,949
Local Emerging Markets Debt Fund	11,360,000	277,008	2,625,022
Total Emerging Markets Income Fund	—	127,100	—
U.S. Mortgages Fund	—	820,000	389,529
(b)	Includes segregated cash for initial margin and/or collateral on TBA transactions of $10,000 for the U.S. Mortgages Fund. Also includes segregated cash for initial margin and/ or collateral on reverse repurchase agreements of $320,000 and $513,000 for the High Yield and High Yield Floating Rate Funds, respectively.
(c)	Maximum public offering price per share for Class A Shares of Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt, Total Emerging Markets Income and U.S. Mortgages Funds is $13.27, $6.64, $9.87, $9.36, $7.21, $9.34 and $10.61, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	Total Emerging Markets Income Fund	U.S. Mortgages Fund

$2,894,151,394	$3,855,432,937	$397,593,320	$292,922,827	$11,804,950	$550,359,738
70,637,473	432,156,378	11,237,208	21,553	12,373,676	16,257,764
227,800	—	27,200	34,000	—	101,849
41,349,576	65,207,465	7,258,893	1,223,627	382,729	10,907,486
17,814	39,533	14,385	14,326,254	57,881	—
—	—	—	218,516	—	—
—	32,069	—	2,764,957	—	—
296	43	—	—	—	—
2,365	525,481	8,516	65,863	—	6,441

12,858,211	7,571,190	2,900,443	5,165,446	17,283	3,463,194
2,446,879	5,973,056	918,949	14,262,030	127,100	1,209,529
45,379,114	21,737,994	3,523,657	5,053,446	69,596	1,566,442
2,349,586	7,027,408	75,110	1,609,860	119	553,179
—	—	—	206,435	—	—
—	—	—	—	112,606	—
7,707,543	76,974,039	1,901,501	12,601	—	121,128,086
4,432	—	—	—	12	—
67,704	90,625	37,541	48,385	—	47,188
3,077,200,187	4,472,768,218	425,496,723	337,935,800	24,945,952	705,600,896

21,683,676	8,753,913	—	—	—	—
—	—	—	—	—	80,253,907
—	—	—	1,470,687	—	—
—	255,277	1,164	2,632,840	7	—
—	—	33	8	108	50
—	—	—	—	—	—
—	—	—	—	—	74,429

24,399,738	381,571	8,537,928	4,797,005	3,188	3,491,057
8,130,214	7,183,374	839,412	484,025	—	642,349
1,732,928	1,835,194	116,982	216,054	—	139,526
—	—	—	165,438	—	—
990,757	70,822	50,081	37,645	—	45,174
187,602	142,318	17,438	19,294	1,351	35,659
—	—	—	—	—	10,000
23,153,709	323,424,627	3,856,462	27,039	—	134,085,183
—	—	—	32,666	—	—
320,000	513,000	—	—	—	—
279,530	394,923	125,265	314,914	161,960	195,191
80,878,154	342,955,019	13,544,765	10,197,615	166,614	218,972,525

3,412,242,018	4,334,551,155	413,307,791	473,686,590	24,235,313	504,701,931
2,991,555	(185,331)	326,739	(12,022,304)	—	(45,171)
(364,727,056)	(172,377,187)	(1,566,211)	(140,959,157)	926,824	(14,044,315)
(54,184,484)	(32,175,438)	(116,361)	7,033,056	(382,799)	(3,984,074)
$2,996,322,033	$4,129,813,199	$411,951,958	$327,738,185	$24,779,338	$486,628,371

$179,807,342	$4,259,229	$10,198,054	$8,880,016	$1,006,029	$24,967,199
33,220,552	2,443,072	—	7,115,113	130,393	—
2,488,696,699	3,906,448,983	163,228,987	245,126,724	23,446,303	80,298,082
11,172,087	—	—	—	—	—
—	—	233,908,156	—	—	221,302,560
25,258,600	5,598,841	4,599,530	10,262,550	136,729	154,956,824
14,067,896	78,516	—	—	49,473	—
244,098,857	210,984,558	17,231	56,353,782	10,411	5,103,706
$2,996,322,033	$4,129,813,199	$411,951,958	$327,738,185	$24,779,338	$486,628,371

28,374,734	441,318	1,131,665	1,288,856	112,780	2,446,331
5,238,275	253,094	—	1,034,205	14,587	—
391,767,626	404,357,494	18,107,231	35,674,651	2,621,231	7,848,971
1,765,033	—	—	—	—	—
—	—	25,941,998	—	—	21,679,992
3,978,790	579,018	510,164	1,493,509	15,300	15,144,955
2,221,704	8,134	—	—	5,531	—
38,378,621	21,826,231	1,911	8,206,390	1,164	498,674

$6.34	$9.65	$9.01	$6.89	$8.92	$10.21
6.34	9.65	—	6.88	8.94	—
6.35	9.66	9.01	6.87	8.94	10.23
6.33	—	—	—	—	—
—	—	9.02	—	—	10.21
6.35	9.67	9.02	6.87	8.94	10.23
6.33	9.65	–	–	8.95	–
6.36	9.67	9.02	6.87	8.95	10.23

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2018

Emerging Markets Debt Fund
Investment income:
Interest (net of foreign withholding taxes of $56,472, $9,010, $0, $101, $251,467, $6,343 and $0, respectively)	$126,440,175
Dividends — affiliated issuers	363,711
Dividends — unaffiliated issuers (net of foreign withholding taxes of $0, $0, $0, $0, $0, $1,127 and $0, respectively)	—
Total investment income	126,803,886

Expenses:
Management fees	18,159,784
Custody, accounting and administrative services	475,942
Professional fees	181,026
Transfer Agency fees(a)	1,155,127
Distribution and Service fees(a)	600,886
Printing and mailing costs	533,933
Trustee fees	22,106
Registration fees	71,173
Service Share fees — Service Plan	—
Service Share fees — Shareholder Administration Plan	—
Prime Broker Fees	81,402
Other	109,265
Total expenses	21,390,644
Less — expense reductions	(744,393)
Net expenses	20,646,251
NET INVESTMENT INCOME	106,157,635

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	13,766,564
Investments — affiliated issuers	—
Purchased options	182,356
Futures contracts	(6,787,583)
Swap contracts	(2,984,528)
Forward foreign currency exchange contracts	(19,233,420)
Foreign currency transactions	5,604,960
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (including the effects of the net change in the foreign capital gains tax liability of $19,384 and $3,703 for the Local Emerging Markets Debt and Total Emerging Markets Income Funds, respectively)	(11,977,898)
Investments — affiliated issuers	—
Purchased options	253,249
Futures contracts	3,756,825
Written options	—
Swap contracts	(5,930,566)
Forward foreign currency exchange contracts	(1,517,177)
Foreign currency translation	30,911
Net realized and unrealized gain (loss)	(24,836,307)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$81,321,328

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Separate Account Institutional	Investor(b)	Class R	Class R6(c)
Emerging Markets Debt	$258,262	$342,624	$—	$134,296	$44,541	$785,724	$—	$—	$171,574	$—	$18,992
High Yield	515,851	397,722	72,502	268,242	51,704	1,221,777	4,722	—	40,042	18,851	18,093
High Yield Floating Rate	12,473	25,683	182	6,486	3,339	1,637,802	—	—	4,867	47	5,244
Investment Grade Credit	44,210	—	—	22,989	—	63,615	—	94,583	5,925	—	4
Local Emerging Markets Debt	20,713	63,011	—	10,772	8,191	106,971	—	—	9,101	—	2,156
Total Emerging Markets Income	1,647	1,385	149	857	180	8,941	—	—	224	39	1
U.S. Mortgages	97,407	—	—	50,653	—	27,397	—	89,589	190,456	—	1,081

(b)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(c)	Class R6 Shares commenced operations on November 30, 2017 for the High Yield Floating Rate, Local Emerging Markets Debt and Total Emerging Markets Income Funds.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	Total Emerging Markets Income Fund	U.S. Mortgages Fund

$204,953,357	$192,213,313	$14,862,238	$19,748,938	$1,000,347	$9,917,452
1,375,291	3,668,384	47,743	165,396	156,520	668,902
1,183,788	339,374	—	—	14,739	—
207,512,436	196,221,071	14,909,981	19,914,334	1,171,606	10,586,354

23,016,987	22,228,948	1,500,943	2,466,391	194,005	1,729,655
275,827	1,096,462	108,228	394,079	199,928	273,258
173,867	147,541	123,601	142,798	197,134	114,054
1,623,431	1,657,785	187,116	137,191	10,242	359,176
986,075	38,338	44,210	83,724	3,181	97,407
205,084	129,040	49,803	40,759	47,806	105,788
24,311	25,356	18,638	18,348	17,914	18,803
58,625	27,350	23,352	10,756	63,625	67,580
29,514	—	—	—	—	—
29,514	—	—	—	—	—
—	1,719	—	27,778	—	—
127,852	161,978	16,101	15,694	15,981	16,686
26,551,087	25,514,517	2,071,992	3,337,518	749,816	2,782,407
(323,429)	(623,650)	(409,804)	(531,249)	(568,723)	(448,336)
26,227,658	24,890,867	1,662,188	2,806,269	181,093	2,334,071
181,284,778	171,330,204	13,247,793	17,108,065	990,513	8,252,283

(12,297,403)	(81,167,227)	2,566,123	(17,568,916)	886,388	(1,769,478)
(56,018)	(9,935)	—	—	(13,814)	—
137,153	—	16,438	21,061	2,532	(488,772)
2,254,380	5,429,698	1,051,076	339,721	1,138,990	(1,237,486)
(2,521,136)	(2,403,481)	264,872	(8,825,047)	(88,556)	(350,102)
(2,043,029)	(2,568,571)	(436,546)	3,358,544	293,061	—
226,993	438,584	94,916	3,801,920	43,734	—

(98,504,224)	48,886,213	(5,962,734)	31,991,280	(1,266,806)	(4,640,192)
680	6,234	—	—	216,857	—
190,648	—	22,764	28,455	—	36,581
(2,216,473)	(1,027,462)	120,229	(211,533)	(12,836)	833,158
—	—	—	—	—	(14,429)
909,476	(60,562)	(111,320)	11,226,381	45,170	(94,086)
217,003	(136,244)	5,702	(1,225,811)	(83,561)	—
(900)	46,017	2,439	(97,181)	(3,144)	—
(113,702,850)	(32,566,736)	(2,366,041)	22,838,874	1,158,015	(7,724,806)
$67,581,928	$138,763,468	$10,881,752	$39,946,939	$2,148,528	$527,477

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund
	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017
From operations:
Net investment income	$106,157,635		$74,861,724
Net realized gain (loss)	(9,451,651)		(1,057,513)
Net change in unrealized gain (loss)	(15,384,656)		34,530,984
Net increase in net assets resulting from operations	81,321,328		108,335,195

Distributions to shareholders:
From net investment income
Class A Shares	(4,308,701)		(5,945,499)
Class C Shares	(1,177,882)		(1,155,112)
Institutional Shares	(88,544,473)		(63,502,070)
Service Shares	—		—
Separate Account Institutional	—		—
Investor Shares(a)	(5,693,368)		(1,808,624)
Class R
Class R6(b)	(2,591,065)		(431,204)
Return of capital
Class A Shares	—		—
Class C Shares	—		—
Institutional Shares	—		—
Investor Shares(a)	—		—
Class R Shares	—		—
Class R6 Shares(b)	—		—
Total distributions to shareholders	(102,315,489)		(72,842,509)

From share transactions:
Proceeds from sales of shares	1,530,129,611		1,426,968,672
Reinvestment of distributions	87,912,113		60,658,744
Cost of shares redeemed	(908,618,230	)(c)	(666,845,522	)(c)
Net increase (decrease) in net assets resulting from share transactions	709,423,494		820,781,894
TOTAL INCREASE (DECREASE)	688,429,333		856,274,580

Net assets:
Beginning of year	1,906,442,735		1,050,168,155
End of year	$2,594,872,068		$1,906,442,735
Undistributed (distributions in excess of) net investment income	$(15,228,141)		$(3,824,073)

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Class R6 Shares commenced operations on November 30, 2017, for the High Yield Floating Rate, Local Emerging Markets Debt and Total Emerging Markets Income Funds.
(c)	Net of $33,573 and $ 41,830, of redemption fees for Emerging Markets Debt Fund for the fiscal year ended March 31, 2018 and the fiscal year ended March 31, 2017, respectively.
(d)	Net of $270,211 and $451,200 of redemption fees for the High Yield Fund for the fiscal year ended March 31, 2018 and the fiscal year ended March 31, 2017, respectively.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield Fund				High Yield Floating Rate Fund		Investment Grade Credit Fund
For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2018	For the Fiscal Year Ended March 31, 2017	For the Fiscal Year Ended March 31, 2018	For the Fiscal Year Ended March 31, 2017

$181,284,778		$215,331,726		$171,330,204	$140,925,266	$13,247,793	$13,538,543
(14,299,060)		(2,549,799)		(80,280,932)	(21,348,489)	3,556,879	1,874,383
(99,403,790)		326,577,888		47,714,196	108,384,890	(5,922,920)	(2,171,997)
67,581,928		539,359,815		138,763,468	227,961,667	10,881,752	13,240,929

(10,241,773)		(17,291,548)		(186,589)	(289,856)	(511,079)	(885,653)
(1,676,859)		(2,337,108)		(76,898)	(63,279)	—	—
(161,342,858)		(183,075,976)		(166,701,916)	(137,722,950)	(5,107,958)	(4,691,089)
(563,487)		(702,583)		—	—	—	—
—		—		—	—	(7,604,690)	(7,943,476)
(1,604,817)		(733,895)		(146,731)	(67,935)	(142,427)	(58,731)
(681,938)		(760,850)		(1,270)	(409)	—	—
(3,902,672)		(9,773,930)		(601,948)	—	(478)	(359)

—		—		(2,391)	(5,685)	—	—
—		—		(986)	(1,241)	—	—
—		—		(2,136,425)	(2,701,236)	—	—
—		—		(1,880)	(1,332)	—	—
—		—		(16)	(8)	—	—
—		—		(7,715)	—	—	—
(180,014,404)		(214,675,890)		(169,864,765)	(140,853,931)	(13,366,632)	(13,579,308)

713,721,586		1,209,892,889		1,402,104,424	1,308,793,468	111,286,655	97,497,438
166,715,961		201,824,053		168,926,308	140,018,791	12,689,574	12,582,273
(1,723,613,963	)(d)	(1,600,986,057	)(d)	(1,320,617,241)	(852,846,363)	(138,316,654)	(106,006,267)
(843,176,416)		(189,269,115)		250,413,491	595,965,896	(14,340,425)	4,073,444
(955,608,892)		135,414,810		219,312,194	683,073,632	(16,825,305)	3,735,065

3,951,930,925		3,816,516,115		3,910,501,005	3,227,427,373	428,777,263	425,042,198
$2,996,322,033		$3,951,930,925		$4,129,813,199	$3,910,501,005	$411,951,958	$428,777,263
$2,991,555		$(550,605)		$(185,331)	$82,603	$326,739	$891,662

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Local Emerging Markets Debt Fund
	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017
From operations:
Net investment income	$17,108,065		$25,729,792
Net realized gain (loss)	(18,872,717)		(126,344,062)
Net change in unrealized gain (loss)	41,711,591		121,796,602
Net increase in net assets resulting from operations	39,946,939		21,182,332

Distributions to shareholders:
From net investment income
Class A Shares	—		—
Class C Shares	—		—
Institutional Shares	—		—
Service Shares	—		—
Separate Account Institutional	—		—
Investor Shares(a)	—		—
Class R Shares	—		—
Class R6 Shares(b)	—		—
From net realized gains
Class A Shares	—		—
Class C Shares	—		—
Institutional Shares	—		—
Investor Shares(a)	—		—
Class R Shares	—		—
Class R6 Shares(b)	—		—
Return of capital
Class A Shares	(460,020)		(5,885,487)
Class C Shares	(300,844)		(303,807)
Institutional Shares	(15,603,159)		(21,519,212)
Separate Account Institutional	—		—
Investor Shares(a)	(401,902)		(667,879)
Class R Shares	—		—
Class R6 Shares(b)	(399,831)		—
Total distributions to shareholders	(17,165,756)		(28,376,385)

From share transactions:
Proceeds from sales of shares	174,651,473		177,347,686
Reinvestment of distributions	16,826,351		28,088,048
Cost of shares redeemed	(241,718,437	)(c)	(403,185,901	)(c)
Net increase (decrease) in net assets resulting from share transactions	(50,240,613)		(197,750,167)
TOTAL INCREASE (DECREASE)	(27,459,430)		(204,944,220)

Net assets:
Beginning of year	355,197,615		560,141,835
End of year	$327,738,185		$355,197,615
Undistributed (distributions in excess of) net investment income	$(12,022,304)		$(57,952,172)

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Class R6 Shares commenced operations on November 30, 2017 for the High Yield Floating Rate, Local Emerging Markets Debt and Total Emerging Markets Income Funds.
(c)	Net of $3,655 and $33,657 of redemption fees for the Local Emerging Markets Debt Fund for the fiscal year ended March 31, 2018 and the fiscal year ended March 31, 2017, respectively.
(d)	Net of $0 and $71 of redemption fees for the Total Emerging Markets Income Fund for the fiscal year ended March 31, 2018 and the fiscal year ended March 31, 2017, respectively.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Total Emerging Markets Income Fund				U.S. Mortgages Fund
For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017		For the Fiscal Year Ended March 31, 2018	For the Fiscal Year Ended March 31, 2017

$990,513		$1,896,982		$8,252,283	$4,909,412
2,262,335		(348,403)		(3,845,838)	(1,459,621)
(1,104,320)		1,153,705		(3,878,968)	(2,240,654)
2,148,528		2,702,284		527,477	1,209,137

(13,443)		(6,829)		(845,502)	(1,115,141)
(2,742)		(1,368)		—	—
(554,838)		(998,362)		(1,725,183)	(1,594,439)
—		—		—	—
—		—		(5,644,645)	(5,623,517)
(4,380)		(2,350)		(3,547,313)	(667,660)
(611)		(565)		—	—
(48)		—		(100,047)	(6,500)

(8,669)		(3,353)		—	—
(1,768)		(672)		—	—
(357,819)		(490,266)		—	—
(2,824)		(1,154)		—	—
(394)		(278)		—	—
(31)		—		—	—

—		(2,445)		(14,728)	—
—		(490)		—	—
—		(357,522)		(30,052)	—
—		—		(98,329)	—
—		(842)		(61,794)	—
—		(202)		—	—
—		—		(1,743)	—
(947,567)		(1,866,698)		(12,069,336)	(9,007,257)

6,504,279		10,762,897		190,110,099	271,623,976
822,445		780,988		11,478,938	8,031,798
(5,800,872	)(d)	(29,922,497	)(d)	(176,960,473)	(112,659,420)
1,525,852		(18,378,612)		24,628,564	166,996,354
2,726,813		(17,543,026)		13,086,705	159,198,234

22,052,525		39,595,551		473,541,666	314,343,432
$24,779,338		$22,052,525		$486,628,371	$473,541,666
$—		$(1,289,537)		$(45,171)	$(57,890)

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2018 - A	$12.73	$0.56	$(0.08)	$0.48	$(0.54)	$—	$—	$(0.54)
2018 - C	12.72	0.46	(0.07)	0.39	(0.44)	—	—	(0.44)
2018 - Institutional	12.74	0.60	(0.07)	0.53	(0.58)	—	—	(0.58)
2018 - Investor(d)	12.74	0.58	(0.06)	0.52	(0.57)	—	—	(0.57)
2018 - R6	12.74	0.60	(0.07)	0.53	(0.58)	—	—	(0.58)
2017 - A	12.25	0.60	0.46	1.06	(0.58)	—	—	(0.58)
2017 - C	12.24	0.50	0.47	0.97	(0.49)	—	—	(0.49)
2017 - Institutional	12.26	0.63	0.47	1.10	(0.62)	—	—	(0.62)
2017 - Investor(d)	12.26	0.61	0.48	1.09	(0.61)	—	—	(0.61)
2017 - R6	12.26	0.60	0.51	1.11	(0.63)	—	—	(0.63)
2016 - A	12.33	0.61	(0.09)	0.52	(0.60)	—	—	(0.60)
2016 - C	12.33	0.51	(0.09)	0.42	(0.51)	—	—	(0.51)
2016 - Institutional	12.35	0.64	(0.08)	0.56	(0.65)	—	—	(0.65)
2016 - Investor(d)	12.35	0.64	(0.09)	0.55	(0.64)	—	—	(0.64)
2016 - R6 (Commenced July 31, 2015)	12.18	0.46	0.06	0.52	(0.44)	—	—	(0.44)
2015 - A	12.40	0.52	(0.07)	0.45	(0.52)	—	—	(0.52)
2015 - C	12.39	0.43	(0.07)	0.36	(0.42)	—	—	(0.42)
2015 - Institutional	12.41	0.57	(0.07)	0.50	(0.56)	—	—	(0.56)
2015 - Investor(d)	12.41	0.56	(0.07)	0.49	(0.55)	—	—	(0.55)
2014 - A	13.28	0.55	(0.70)	(0.15)	(0.50)	(0.20)	(0.03)	(0.73)
2014 - C	13.27	0.46	(0.70)	(0.24)	(0.41)	(0.20)	(0.03)	(0.64)
2014 - Institutional	13.29	0.59	(0.69)	(0.10)	(0.55)	(0.20)	(0.03)	(0.78)
2014 - Investor(d)	13.29	0.58	(0.69)	(0.11)	(0.54)	(0.20)	(0.03)	(0.77)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(e)	Annualized.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$12.67	3.75%	$105,098	1.20%		1.23%		4.32%		70%
12.67	3.07	34,848	1.95		1.98		3.60		70
12.69	4.18	1,984,662	0.86		0.89		4.65		70
12.69	4.09	175,664	0.95		0.98		4.51		70
12.69	4.20	294,599	0.84		0.89		4.67		70
12.73	8.79	103,548	1.23		1.24		4.73		89
12.72	7.98	32,597	1.98		1.99		3.94		89
12.74	9.15	1,656,148	0.89		0.90		4.95		89
12.74	9.05	85,556	0.98		0.99		4.79		89
12.74	9.17	28,593	0.87		0.88		4.76		89
12.25	4.43	109,830	1.23		1.27		5.02		99
12.24	3.57	27,645	1.98		2.02		4.26		99
12.26	4.70	895,309	0.89		0.93		5.30		99
12.26	4.60	16,927	0.98		1.02		5.26		99
12.26	4.41	458	0.87	(e)	0.92	(e)	5.84	(e)	99
12.33	3.60	94,832	1.24		1.25		4.17		113
12.33	2.92	30,935	1.99		2.00		3.42		113
12.35	4.04	1,566,532	0.90		0.91		4.52		113
12.35	3.94	14,423	0.99		1.00		4.41		113
12.40	(0.88)	100,723	1.25		1.26		4.38		121
12.39	(1.63)	32,020	2.00		2.01		3.65		121
12.41	(0.54)	1,296,153	0.91		0.92		4.76		121
12.41	(0.63)	16,552	1.00		1.01		4.65		121

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2018 - A	$6.57	$0.33	$(0.24)	$0.09	$(0.32)	$—	$—	$(0.32)
2018 - C	6.57	0.28	(0.23)	0.05	(0.28)	—	—	(0.28)
2018 - Institutional	6.58	0.35	(0.23)	0.12	(0.35)	—	—	(0.35)
2018 - Service	6.56	0.31	(0.23)	0.08	(0.31)	—	—	(0.31)
2018 - Investor(d)	6.58	0.34	(0.23)	0.11	(0.34)	—	—	(0.34)
2018 - R	6.56	0.31	(0.23)	0.08	(0.31)	—	—	(0.31)
2018 - R6	6.59	0.35	(0.23)	0.12	(0.35)	—	—	(0.35)
2017 - A	6.02	0.34	0.55	0.89	(0.34)	—	—	(0.34)
2017 - C	6.03	0.29	0.54	0.83	(0.29)	—	—	(0.29)
2017 - Institutional	6.04	0.36	0.54	0.90	(0.36)	—	—	(0.36)
2017 - Service	6.02	0.33	0.54	0.87	(0.33)	—	—	(0.33)
2017 - Investor(d)	6.03	0.36	0.55	0.91	(0.36)	—	—	(0.36)
2017 - R	6.02	0.32	0.54	0.86	(0.32)	—	—	(0.32)
2017 - R6	6.05	0.36	0.54	0.90	(0.36)	—	—	(0.36)
2016 - A	6.80	0.35	(0.77)	(0.42)	(0.34)	—	(0.02)	(0.36)
2016 - C	6.81	0.30	(0.77)	(0.47)	(0.30)	—	(0.01)	(0.31)
2016 - Institutional	6.82	0.38	(0.78)	(0.40)	(0.36)	—	(0.02)	(0.38)
2016 - Service	6.79	0.34	(0.76)	(0.42)	(0.33)	—	(0.02)	(0.35)
2016 - Investor(d)	6.81	0.37	(0.78)	(0.41)	(0.35)	—	(0.02)	(0.37)
2016 - R	6.80	0.34	(0.78)	(0.44)	(0.33)	—	(0.01)	(0.34)
2016 - R6 (Commenced July 31, 2015)	6.65	0.24	(0.59)	(0.35)	(0.24)	—	(0.01)	(0.25)
2015 - A	7.23	0.37	(0.28)	0.09	(0.38)	(0.14)	— (f)	(0.52)
2015 - C	7.24	0.32	(0.29)	0.03	(0.32)	(0.14)	— (f)	(0.46)
2015 - Institutional	7.25	0.40	(0.29)	0.11	(0.40)	(0.14)	— (f)	(0.54)
2015 - Service	7.23	0.36	(0.30)	0.06	(0.36)	(0.14)	— (f)	(0.50)
2015 - Investor(d)	7.25	0.39	(0.30)	0.09	(0.39)	(0.14)	— (f)	(0.53)
2015 - R	7.23	0.35	(0.28)	0.07	(0.36)	(0.14)	— (f)	(0.50)
2014 - A	7.40	0.43	0.09	0.52	(0.43)	(0.26)	—	(0.69)
2014 - C	7.41	0.38	0.08	0.46	(0.37)	(0.26)	—	(0.63)
2014 - Institutional	7.42	0.46	0.08	0.54	(0.45)	(0.26)	—	(0.71)
2014 - Service	7.40	0.42	0.09	0.51	(0.42)	(0.26)	—	(0.68)
2014 - Investor(d)	7.41	0.45	0.10	0.55	(0.45)	(0.26)	—	(0.71)
2014 - R	7.40	0.41	0.09	0.50	(0.41)	(0.26)	—	(0.67)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$6.34	1.37%	$179,807	1.05%		1.08%		5.00%		69%
6.34	0.64	33,221	1.80		1.83		4.26		69
6.35	1.72	2,488,697	0.73		0.74		5.32		69
6.33	1.20	11,172	1.23		1.24		4.81		69
6.35	1.65	25,259	0.80		0.83		5.25		69
6.33	1.13	14,068	1.30		1.33		4.74		69
6.36	1.74	244,099	0.71		0.71		5.33		69
6.57	15.06	232,572	1.07		1.07		5.34		93
6.57	14.02	46,396	1.82		1.82		4.59		93
6.58	15.24	3,410,302	0.73		0.73		5.67		93
6.56	14.70	12,089	1.23		1.23		5.17		93
6.58	15.33	33,482	0.82		0.82		5.64		93
6.56	14.60	14,817	1.32		1.32		5.08		93
6.59	15.25	202,273	0.71		0.71		5.69		93
6.02	(6.33)	340,534	1.05		1.06		5.49		46
6.03	(7.01)	51,973	1.80		1.81		4.76		46
6.04	(5.98)	3,221,934	0.71		0.72		5.84		46
6.02	(6.35)	14,710	1.21		1.22		5.35		46
6.03	(6.08)	9,302	0.80		0.81		5.76		46
6.02	(6.57)	15,296	1.30		1.31		5.26		46
6.05	(5.29)	162,768	0.70	(e)	0.71	(e)	6.02	(e)	46
6.80	1.21	483,328	1.06		1.06		5.30		55
6.81	0.46	71,577	1.81		1.81		4.54		55
6.82	1.56	4,975,618	0.72		0.72		5.62		55
6.79	0.90	17,506	1.22		1.22		5.12		55
6.81	1.32	13,971	0.81		0.81		5.54		55
6.80	0.95	17,417	1.31		1.31		5.03		55
7.23	7.41	549,354	1.05		1.05		5.95		48
7.24	6.61	88,607	1.81		1.81		5.21		48
7.25	7.77	4,436,484	0.72		0.72		6.30		48
7.23	7.24	17,066	1.22		1.22		5.79		48
7.25	7.68	15,142	0.81		0.81		6.22		48
7.23	7.14	18,075	1.31		1.31		5.70		48

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2018 - A	$9.72	$0.37	$(0.07)	$0.30	$(0.37)	$—		$— (f)	$(0.37)
2018 - C	9.72	0.30	(0.08)	0.22	(0.29)	—		— (f)	(0.29)
2018 - Institutional	9.73	0.40	(0.07)	0.33	(0.39)	—		(0.01)	(0.40)
2018 - Investor(e)	9.73	0.40	(0.07)	0.33	(0.39)	—		— (f)	(0.39)
2018 - R	9.73	0.34	(0.08)	0.26	(0.34)	—		— (f)	(0.34)
2018 - R6 (Commenced November 30, 2017)	9.69	0.13	(0.02)	0.11	(0.13)	—		— (f)	(0.13)
2017 - A	9.46	0.37	0.26	0.63	(0.36)	—		(0.01)	(0.37)
2017 - C	9.46	0.30	0.26	0.56	(0.29)	—		(0.01)	(0.30)
2017 - Institutional	9.47	0.40	0.27	0.67	(0.40)	—		(0.01)	(0.41)
2017 - Investor(e)	9.48	0.39	0.26	0.65	(0.39)	—		(0.01)	(0.40)
2017 - R	9.46	0.35	0.27	0.62	(0.34)	—		(0.01)	(0.35)
2016 - A	9.92	0.37	(0.46)	(0.09)	(0.37)	—		—	(0.37)
2016 - C	9.92	0.30	(0.46)	(0.16)	(0.30)	—		—	(0.30)
2016 - Institutional	9.93	0.40	(0.46)	(0.06)	(0.40)	—		—	(0.40)
2016 - Investor(e)	9.94	0.39	(0.45)	(0.06)	(0.40)	—		—	(0.40)
2016 - R	9.92	0.35	(0.46)	(0.11)	(0.35)	—		—	(0.35)
2015 - A	10.07	0.34	(0.14)	0.20	(0.35)	—	(f)	—	(0.35)
2015 - C	10.08	0.27	(0.15)	0.12	(0.28)	—	(f)	—	(0.28)
2015 - Institutional	10.09	0.38	(0.16)	0.22	(0.38)	—	(f)	—	(0.38)
2015 - Investor(e)	10.09	0.37	(0.14)	0.23	(0.38)	—	(f)	—	(0.38)
2015 - R	10.08	0.32	(0.15)	0.17	(0.33)	—	(f)	—	(0.33)
2014 - A	10.11	0.33	(0.02)	0.31	(0.33)	(0.02)		—	(0.35)
2014 - C	10.12	0.26	(0.03)	0.23	(0.25)	(0.02)		—	(0.27)
2014 - Institutional	10.13	0.37	(0.03)	0.34	(0.36)	(0.02)		—	(0.38)
2014 - Investor(e)	10.13	0.36	(0.03)	0.33	(0.35)	(0.02)		—	(0.37)
2014 - R	10.12	0.31	(0.03)	0.28	(0.30)	(0.02)		—	(0.32)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(f)	Amount is less than $0.005 per share.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.65	3.00%	$4,259	0.94%		0.96%		3.83%		44%
9.65	2.23	2,443	1.69		1.71		3.06		44
9.66	3.45	3,906,449	0.60		0.62		4.16		44
9.67	3.36	5,599	0.69		0.70		4.07		44
9.65	2.74	79	1.19		1.21		3.54		44
9.67	1.17	210,985	0.58	(d)	0.59	(d)	4.12	(d)	44
9.72	6.87	7,030	0.95		0.96		3.83		55
9.72	6.07	2,610	1.70		1.71		3.06		55
9.73	7.12	3,896,724	0.61		0.62		4.16		55
9.73	7.02	4,125	0.70		0.71		4.00		55
9.73	6.61	12	1.19		1.20		3.59		55
9.46	(0.89)	6,668	0.95		0.96		3.80		42
9.46	(1.63)	1,760	1.70		1.72		3.09		42
9.47	(0.55)	3,217,752	0.61		0.63		4.17		42
9.48	(0.64)	1,237	0.70		0.72		4.10		42
9.46	(1.13)	11	1.19		1.20		3.60		42
9.92	2.01	6,193	0.94		0.95		3.38		55
9.92	1.15	1,936	1.69		1.70		2.71		55
9.93	2.26	4,087,016	0.60		0.61		3.81		55
9.94	2.27	811	0.70		0.71		3.72		55
9.92	1.67	11	1.16		1.17		3.23		55
10.07	3.09	24,741	0.96		0.97		3.28		44
10.08	2.33	2,465	1.72		1.73		2.58		44
10.09	3.45	4,171,873	0.63		0.63		3.65		44
10.09	3.36	1,631	0.72		0.73		3.59		44
10.08	2.83	11	1.21		1.22		3.08		44

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2018 - A	$9.06	$0.26	$(0.05)	$0.21	$(0.26)	$—	$(0.26)
2018 - Institutional	9.06	0.29	(0.04)	0.25	(0.30)	—	(0.30)
2018 - Separate Account Institutional	9.07	0.29	(0.04)	0.25	(0.30)	—	(0.30)
2018 - Investor(d)	9.07	0.28	(0.04)	0.24	(0.29)	—	(0.29)
2018 - R6	9.07	0.29	(0.04)	0.25	(0.30)	—	(0.30)
2017 - A	9.08	0.27	(0.02)	0.25	(0.27)	—	(0.27)
2017 - Institutional	9.08	0.30	(0.02)	0.28	(0.30)	—	(0.30)
2017 - Separate Account Institutional	9.09	0.30	(0.02)	0.28	(0.30)	—	(0.30)
2017 - Investor(d)	9.09	0.29	(0.02)	0.27	(0.29)	—	(0.29)
2017 - R6	9.08	0.30	(0.01)	0.29	(0.30)	—	(0.30)
2016 - A	9.47	0.30	(0.36)	(0.06)	(0.29)	(0.04)	(0.33)
2016 - Institutional	9.48	0.33	(0.37)	(0.04)	(0.32)	(0.04)	(0.36)
2016 - Separate Account Institutional	9.48	0.33	(0.36)	(0.03)	(0.32)	(0.04)	(0.36)
2016 - Investor(d)	9.48	0.32	(0.35)	(0.03)	(0.32)	(0.04)	(0.36)
2016 - R6 (Commenced July 31, 2016)	9.13	0.22	(0.02)	0.20	(0.21)	(0.04)	(0.25)
2015 - A	9.39	0.29	0.26	0.55	(0.29)	(0.18)	(0.47)
2015 - Institutional	9.39	0.32	0.27	0.59	(0.32)	(0.18)	(0.50)
2015 - Separate Account Institutional	9.39	0.32	0.27	0.59	(0.32)	(0.18)	(0.50)
2015 - Investor(d)	9.39	0.31	0.27	0.58	(0.31)	(0.18)	(0.49)
2014 - A	9.71	0.30	(0.18)	0.12	(0.30)	(0.14)	(0.44)
2014 - Institutional	9.71	0.34	(0.18)	0.16	(0.34)	(0.14)	(0.48)
2014 - Separate Account Institutional	9.71	0.33	(0.17)	0.16	(0.34)	(0.14)	(0.48)
2014 - Investor(d)	9.71	0.32	(0.17)	0.15	(0.33)	(0.14)	(0.47)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(e)	Annualized.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.01	2.34%	$10,198	0.72%		0.84%		2.85%		82%
9.01	2.69	163,229	0.38		0.48		3.18		82
9.02	2.69	233,908	0.38		0.48		3.19		82
9.02	2.60	4,600	0.47		0.57		3.10		82
9.02	2.70	17	0.37		0.46		3.20		82
9.06	2.75	32,514	0.72		0.87		2.93		63
9.06	3.10	142,218	0.38		0.53		3.28		63
9.07	3.10	249,971	0.38		0.53		3.28		63
9.07	3.01	4,062	0.47		0.61		3.18		63
9.07	3.23	12	0.38		0.51		3.28		63
9.08	(0.53)	28,037	0.72		0.86		3.28		79
9.08	(0.29)	156,202	0.38		0.52		3.62		79
9.09	(0.18)	239,713	0.38		0.52		3.62		79
9.09	(0.27)	1,080	0.47		0.61		3.53		79
9.08	2.28	10	0.38	(e)	0.53	(e)	3.61	(e)	79
9.47	5.94	29,522	0.72		0.86		3.07		84
9.48	6.41	177,283	0.38		0.52		3.41		84
9.48	6.41	259,668	0.38		0.52		3.40		84
9.48	6.32	1,075	0.47		0.61		3.31		84
9.39	1.41	24,839	0.72		0.85		3.22		86
9.39	1.76	165,755	0.38		0.51		3.57		86
9.39	1.76	286,845	0.38		0.51		3.56		86
9.39	1.66	552	0.47		0.60		3.37		86

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2018 - A	$6.38	$0.36	$0.52	$0.88	$—	$—	$(0.37)	$(0.37)
2018 - C	6.38	0.32	0.50	0.82	—	—	(0.32)	(0.32)
2018 - Institutional	6.37	0.38	0.50	0.88	—	—	(0.38)	(0.38)
2018 - Investor(e)	6.37	0.38	0.50	0.88	—	—	(0.38)	(0.38)
2018 - R6 (Commenced November 30, 2017)	6.48	0.14	0.37	0.51	—	—	(0.12)	(0.12)
2017 - A	6.36	0.33	0.04	0.37	—	—	(0.35)	(0.35)
2017 - C	6.37	0.27	0.04	0.31	—	—	(0.30)	(0.30)
2017 - Institutional	6.36	0.34	0.04	0.38	—	—	(0.37)	(0.37)
2017 - Investor(e)	6.35	0.33	0.06	0.39	—	—	(0.37)	(0.37)
2016 - A	6.96	0.34	(0.60)	(0.26)	—	—	(0.34)	(0.34)
2016 - C	6.98	0.29	(0.61)	(0.32)	—	—	(0.29)	(0.29)
2016 - Institutional	6.97	0.37	(0.62)	(0.25)	—	—	(0.36)	(0.36)
2016 - Investor(e)	6.96	0.34	(0.59)	(0.25)	—	—	(0.36)	(0.36)
2015 - A	8.43	0.37	(1.41)	(1.04)	—	—	(0.43)	(0.43)
2015 - C	8.44	0.33	(1.42)	(1.09)	—	—	(0.37)	(0.37)
2015 - Institutional	8.43	0.41	(1.41)	(1.00)	—	—	(0.46)	(0.46)
2015 - Investor(e)	8.43	0.41	(1.43)	(1.02)	—	—	(0.45)	(0.45)
2014 - A	9.71	0.40	(1.27)	(0.87)	(0.03)	(0.13)	(0.25)	(0.41)
2014 - C	9.72	0.34	(1.28)	(0.94)	—	(0.13)	(0.21)	(0.34)
2014 - Institutional	9.71	0.43	(1.27)	(0.84)	(0.06)	(0.13)	(0.25)	(0.44)
2014 - Investor(e)	9.71	0.42	(1.27)	(0.85)	(0.05)	(0.13)	(0.25)	(0.43)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR changed its name to Investor Shares.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$6.89	13.93%	$8,880	1.22%		1.44%		5.47%		112%
6.88	13.10	7,115	1.96		2.18		4.77		112
6.87	14.29	245,127	0.92		1.10		5.80		112
6.87	14.24	10,263	0.97		1.16		5.78		112
6.87	7.88	56,354	0.90	(d)	0.87	(d)	6.04	(d)	112
6.38	6.21	11,295	1.24		1.48		5.17		111
6.38	5.08	6,202	1.98		2.21		4.27		111
6.37	6.20	332,212	0.91		1.12		5.35		111
6.37	6.30	5,489	0.98		1.21		5.28		111
6.36	(3.54)	140,623	1.25		1.40		5.31		100
6.37	(4.38)	6,574	2.00		2.15		4.58		100
6.36	(3.35)	403,203	0.91		1.06		5.67		100
6.35	(3.45)	9,741	0.99		1.14		5.55		100
6.96	(12.92)	140,301	1.25		1.36		4.76		145
6.98	(13.43)	9,734	2.01		2.14		4.04		145
6.97	(12.50)	1,234,553	0.92		1.05		5.11		145
6.96	(12.70)	3,386	1.01		1.14		5.06		145
8.43	(9.01)	96,925	1.25		1.36		4.55		146
8.44	(9.68)	17,641	2.01		2.12		3.80		146
8.43	(8.70)	1,797,975	0.92		1.02		4.88		146
8.43	(8.78)	7,518	1.01		1.11		4.73		146

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2018 - A	$8.48	$0.32	$0.45	$0.77	$(0.21)	$(0.12)	$—	$(0.33)
2018 - C	8.50	0.29	0.43	0.72	(0.17)	(0.11)	—	(0.28)
2018 - Institutional	8.49	0.37	0.44	0.81	(0.22)	(0.14)	—	(0.36)
2018 - Investor(e)	8.48	0.38	0.43	0.81	(0.21)	(0.14)	—	(0.35)
2018 - R	8.50	0.31	0.45	0.76	(0.19)	(0.12)	—	(0.31)
2018 - R6 (Commenced November 30, 2017)	8.66	0.08	0.28	0.36	(0.04)	(0.03)	—	(0.07)
2017 - A	8.24	0.40	0.23	0.63	(0.22)	(0.10)	(0.07)	(0.39)
2017 - C	8.26	0.32	0.24	0.56	(0.18)	(0.08)	(0.06)	(0.32)
2017 - Institutional	8.27	0.43	0.21	0.64	(0.23)	(0.11)	(0.08)	(0.42)
2017 - Investor(e)	8.25	0.40	0.24	0.64	(0.24)	(0.10)	(0.07)	(0.41)
2017 - R	8.26	0.37	0.24	0.61	(0.20)	(0.10)	(0.07)	(0.37)
2016 - A	8.59	0.36	(0.36)	—	(0.01)	—	(0.34)	(0.35)
2016 - C	8.61	0.30	(0.36)	(0.06)	(0.01)	—	(0.28)	(0.29)
2016 - Institutional	8.62	0.40	(0.37)	0.03	(0.01)	—	(0.37)	(0.38)
2016 - Investor(e)	8.60	0.39	(0.37)	0.02	(0.01)	—	(0.36)	(0.37)
2016 - R	8.62	0.34	(0.37)	(0.03)	(0.01)	—	(0.32)	(0.33)
2015 - A	9.45	0.37	(0.86)	(0.49)	(0.34)	—	(0.03)	(0.37)
2015 - C	9.46	0.32	(0.87)	(0.55)	(0.27)	—	(0.03)	(0.30)
2015 - Institutional	9.46	0.42	(0.86)	(0.44)	(0.37)	—	(0.03)	(0.40)
2015 - Investor(e)	9.44	0.41	(0.86)	(0.45)	(0.36)	—	(0.03)	(0.39)
2015 - R	9.46	0.36	(0.85)	(0.49)	(0.32)	—	(0.03)	(0.35)
2014 - A (Commenced May 31, 2013)	10.00	0.31	(0.52)	(0.21)	(0.23)	—	(0.11)	(0.34)
2014 - C (Commenced May 31, 2013)	10.00	0.25	(0.51)	(0.26)	(0.17)	—	(0.11)	(0.28)
2014 - Institutional (Commenced May 31, 2013)	10.00	0.32	(0.50)	(0.18)	(0.25)	—	(0.11)	(0.36)
2014 - Investor(e) (Commenced May 31, 2013)	10.00	0.31	(0.52)	(0.21)	(0.24)	—	(0.11)	(0.35)
2014 - R (Commenced May 31, 2013)	10.00	0.27	(0.49)	(0.22)	(0.21)	—	(0.11)	(0.32)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR changed its name to Investor Shares.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.92	9.29%	$1,006	1.00%		3.58%		3.63%		199%
8.94	8.61	130	1.86		4.27		3.28		199
8.94	9.87	23,446	0.76		3.19		4.26		199
8.94	9.79	137	0.88		3.24		4.34		199
8.95	9.16	49	1.30		3.82		3.51		199
8.95	4.15	10	0.54	(d)	3.90	(d)	2.62	(d)	199
8.48	7.76	286	1.23		2.47		4.78		142
8.50	6.95	151	1.98		3.45		3.85		142
8.49	8.00	21,411	0.90		2.06		5.10		142
8.48	8.04	180	0.98		2.35		4.81		142
8.50	7.50	25	1.48		2.72		4.47		142
8.24	0.15	512	1.23		2.98		4.40		98
8.26	(0.70)	40	1.99		3.79		3.65		98
8.27	0.39	38,990	0.89		2.45		4.89		98
8.25	0.29	31	0.98		2.63		4.75		98
8.26	(0.20)	23	1.48		3.18		4.20		98
8.59	(5.43)	665	1.24		3.45		4.13		179
8.61	(5.91)	62	1.99		3.66		3.37		179
8.62	(4.87)	15,571	0.90		2.57		4.47		179
8.60	(4.98)	23	1.00		2.77		4.37		179
8.62	(5.44)	23	1.49		3.27		3.87		179
9.45	(2.03)	99	1.27	(d)	3.67	(d)	3.97	(d)	140
9.46	(2.52)	59	2.01	(d)	5.31	(d)	3.27	(d)	140
9.46	(1.67)	24,119	0.93	(d)	4.21	(d)	4.17	(d)	140
9.44	(1.98)	24	1.03	(d)	4.19	(d)	4.00	(d)	140
9.46	(2.14)	24	1.52	(d)	5.22	(d)	3.50	(d)	140

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital		Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2018 - A	$10.45	$0.15	$(0.16)	$(0.01)	$(0.23)	$—	(e)	$(0.23)
2018 - Institutional	10.47	0.19	(0.16)	0.03	(0.27)	—	(e)	(0.27)
2018 - Separate Account Institutional	10.45	0.18	(0.15)	0.03	(0.27)	—	(e)	(0.27)
2018 - Investor(d)	10.47	0.18	(0.16)	0.02	(0.26)	—	(e)	(0.26)
2018 – R6	10.48	0.19	(0.17)	0.02	(0.27)	—	(e)	(0.27)
2017 - A	10.68	0.12	(0.11)	0.01	(0.24)	—		(0.24)
2017 - Institutional	10.71	0.15	(0.11)	0.04	(0.28)	—		(0.28)
2017 - Separate Account Institutional	10.69	0.15	(0.11)	0.04	(0.28)	—		(0.28)
2017 - Investor(d)	10.71	0.13	(0.10)	0.03	(0.27)	—		(0.27)
2017 - R6	10.71	0.19	(0.14)	0.05	(0.28)	—		(0.28)
2016 - A	10.74	0.17	0.03	0.20	(0.26)	—	(e)	(0.26)
2016 - Institutional	10.77	0.20	0.04	0.24	(0.30)	—	(e)	(0.30)
2016 - Separate Account Institutional	10.75	0.20	0.04	0.24	(0.30)	—	(e)	(0.30)
2016 - Investor(d)	10.77	0.17	0.06	0.23	(0.29)	—	(e)	(0.29)
2016 - R6 (Commenced July 31, 2015)	10.67	0.13	0.11	0.24	(0.20)	—	(e)	(0.20)
2015 - A	10.45	0.17	0.35	0.52	(0.23)	—		(0.23)
2015 - Institutional	10.47	0.19	0.38	0.57	(0.27)	—		(0.27)
2015 - Separate Account Institutional	10.45	0.20	0.37	0.57	(0.27)	—		(0.27)
2015 - Investor(d)	10.48	0.18	0.37	0.55	(0.26)	—		(0.26)
2014 - A	10.60	0.13	(0.06)	0.07	(0.22)	—		(0.22)
2014 - Institutional	10.62	0.18	(0.08)	0.10	(0.25)	—		(0.25)
2014 - Separate Account Institutional	10.60	0.16	(0.06)	0.10	(0.25)	—		(0.25)
2014 - Investor(d)	10.63	0.20	(0.11)	0.09	(0.24)	—		(0.24)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.21	(0.10)%	$24,967	0.77%		0.87%		1.40%		1,149%
10.23	0.24	80,298	0.43		0.52		1.78		1,149
10.21	0.24	221,303	0.43		0.52		1.77		1,149
10.23	0.15	154,957	0.52		0.61		1.68		1,149
10.23	0.16	5,104	0.42		0.51		1.80		1,149
10.45	0.10	47,235	0.77		0.93		1.10		863
10.47	0.35	63,035	0.43		0.59		1.45		863
10.45	0.35	217,648	0.43		0.59		1.45		863
10.47	0.25	143,018	0.50		0.62		1.26		863
10.48	0.46	2,606	0.41		0.53		1.79		863
10.68	1.89	36,465	0.75		0.96		1.58		956
10.71	2.23	60,513	0.41		0.62		1.89		956
10.69	2.23	210,773	0.41		0.62		1.91		956
10.71	2.14	6,582	0.51		0.71		1.63		956
10.71	2.24	10	0.44	(f)	0.64	(f)	1.77	(f)	956
10.74	5.01	31,690	0.71		0.95		1.60		1,367
10.77	5.46	45,891	0.37		0.62		1.82		1,367
10.75	5.46	195,609	0.37		0.63		1.86		1,367
10.77	5.26	1,768	0.46		0.71		1.68		1,367
10.45	0.64	3,850	0.72		0.96		1.22		1,399
10.47	0.99	11,692	0.38		0.63		1.71		1,399
10.45	0.98	211,306	0.38		0.62		1.58		1,399
10.48	0.88	16	0.49		0.73		1.91		1,399

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Emerging Markets Debt	A, C, Institutional, Investor** and R6	Non-diversified
High Yield	A, C, Institutional, Service, Investor**, R and R6	Diversified
High Yield Floating Rate, Total Emerging Markets Income*	A, C, Institutional, Investor**, R and R6 (Commenced operations on November 30, 2017.)	Diversified
Local Emerging Markets Debt	A, C, Institutional, Investor** and R6 (Commenced operations on November 30, 2017.)	Non-diversified
Investment Grade Credit, U.S. Mortgages	A, Institutional, Investor**, Separate Account Institutional and R6	Diversified

*	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was repositioned as the Goldman Sachs Total Emerging Markets Income Fund.
**	Effective August 15, 2017, Class IR changed its name to Investor Shares.

Class A Shares of the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt, Total Emerging Markets Income and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 2.25%, 3.75%, 4.50%, 4.50%, and 3.75%, respectively. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Separate Account Institutional, Investor, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

148

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Redemption Fees — A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less with respect to the High Yield Fund and 30 calendar days or less with respect to the Emerging Markets Debt and Local Emerging Markets Debt Funds. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly for the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, and declared and paid monthly for the Total Emerging Markets Income Fund. Prior to January 1, 2018, the Fund’s distributions from net investment income were declared daily and paid monthly for the Total Emerging Markets Income Fund. Capital gains distributions, if any, are declared and paid annually for each Fund.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

149

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

150

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The High Yield and High Yield Floating Rate Funds may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Loan. All Loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer forms by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-back commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables and other financial assets.

iii. Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value

iv. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

151

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

v. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions

vi. Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

vii. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

viii. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily

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using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

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March 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transactions.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximate fair value, and are generally classified as Level 2 of the fair value hierarchy.

i. Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of an MRA. The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

When a Fund enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer. If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that the Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to a Fund.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent

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valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs for the valuation of Level 3 Assets and Liabilities.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2018:

EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$1,658,112,407	$—
Corporate Obligations	—	685,169,982	—
Structured Notes	—	23,671,282	—
Municipal Debt Obligations	—	15,190,388	—
U.S. Treasury Obligations	35,240,498	—	—
Investment Company	47,535,587	—	—
Total	$82,776,085	$2,382,144,059	$—
Liabilities
Reverse Repurchase Agreements	$—	$(3,240,000)	$—

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(b)	$—	$6,559,771	$—
Futures Contracts(b)	4,576,078	—	—
Interest Rate Swap Contracts(b)	—	434,116	—
Credit Default Swap Contracts(b)	—	550,985	—
Options Purchased	302,600	—	—
Total	$4,878,678	$7,544,872	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(7,888,502)	$—
Futures Contracts	(728,231)	—	—
Interest Rate Swap Contracts	—	(3,897,980)	—
Credit Default Swap Contracts	—	(7,339,528)	—
Total	$(728,231)	$(19,126,010)	$—

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Notes to Financial Statements (continued)

March 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Bank Loans	$—	$102,955,427	$—
Corporate Obligations	—	2,656,795,815	—
Common Stock and/or Other Equity Investments(a)
North America	5,884,912	32,635,085	—
Exchange Traded Fund	1,215,500	—	—
Investment Company	69,421,973	—	—
Short-term Investments	—	95,880,155	—
Total	$76,522,385	$2,888,266,482	$—
Liabilities
Reverse Repurchase Agreements	$—	$(21,683,676)	$—

Derivative Type
Assets
Futures Contracts(b)	$349,938	$—	$—
Credit Default Swap Contracts(b)	—	77,967	—
Options Purchased	227,800	—	—
Total	$577,738	$77,967	$—
Liabilities(b)
Futures Contracts	$(2,712,370)	$—	$—

HIGH YIELD FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Bank Loans	$—	$3,365,973,940	$25,129,120
Corporate Obligations	—	397,950,395	—
Common Stock and/or Other Equity Investments(a)
North America	20,119,482	—	—
Exchange Traded Funds	69,955,141	—	—
Investment Company	408,461,237	—	—
Total	$498,535,860	$3,763,924,335	$25,129,120
Liabilities
Reverse Repurchase Agreements	$—	$(8,753,913)	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD FLOATING RATE (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$32,069	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(255,277)	$—
Futures Contracts	(1,092,565)	—	—
Interest Rate Swap Contracts	—	(309,928)	—
Credit Default Swap Contracts	—	(757,144)	—
Total	$(1,092,565)	$(1,322,349)	$—

The following is a reconciliation of Level 3 investments for the fiscal year ended March 31, 2018:

Bank Loans
Beginning Balance as of April 1, 2017	$120,508,791
Realized gain (loss)	(52,378,082)
Net change in unrealized gain (loss) relating to instruments still held at reporting date	66,109,729
Purchases	42,635,485
Sales	(77,293,391)
Amortization	444,381
Transfers out of Level 3	(74,897,793)
Ending Balance as of March 31, 2018	$25,129,120

Transfers of the above investments into or out of Level 3 can be attributed to changes in the availability of valid pricing sources or in the observability of significant inputs used to measure the fair value of those investments.

INVESTMENT GRADE CREDIT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$348,931,006	$—
Foreign Debt Obligations	—	12,365,038	—
Municipal Debt Obligations	—	12,409,465	—
Investment Company	11,237,208	—	—
Short-term Investments	—	23,887,811	—
Total	$11,237,208	$397,593,320	$—

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Notes to Financial Statements (continued)

March 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INVESTMENT GRADE CREDIT (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Futures Contracts(b)	$303,611	$—	$—
Interest Rate Swap Contracts(b)	—	219,496	—
Options Purchased	27,200	—	—
Total	$330,811	$219,496	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(1,164)	$—
Futures Contracts	(196,798)	—	—
Interest Rate Swap Contracts	—	(312,149)	—
Credit Default Swap Contracts	—	(11,975)	—
Total	$(196,798)	$(325,288)	$—

LOCAL EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$237,305,009	$—
Corporate Obligations	—	8,924,670	—
Structured Notes	—	38,429,207	—
Municipal Debt Obligations	—	1,078,075	—
U.S. Treasury Obligations	559,890	—	—
Investment Company	21,553	—	—
Short-term Investments	—	6,625,976	—
Total	$581,443	$292,362,937	$—

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(b)	$—	$2,764,957	$—
Futures Contracts(b)	244,688	—	—
Interest Rate Swap Contracts(b)	—	1,380,296	—
Options Purchased	34,000	—	—
Total	$278,688	$4,145,253	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(2,632,840)	$—
Futures Contracts	(441,633)	—	—
Interest Rate Swap Contracts	—	(1,119,577)	—
Credit Default Swap Contracts	—	(897,536)	—
Total	$(441,633)	$(4,649,953)	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

TOTAL EMERGING MARKETS INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$2	$—
Corporate Obligations	—	1,388,319	—
Common Stock and/or Other Equity Investments(a)
Africa	260,735	346,339	—
Asia	622,740	3,929,882	—
Australia and Oceania	—	34,356	—
Europe	88,585	731,575	—
North America	260,292	84,868	—
South America	846,224	298,133	—
Exchange Traded Funds	2,912,900	—	—
Investment Companies	12,373,676	—	—
Total	$17,365,152	$6,813,474	$—

Derivative Type
Assets(b)
Futures Contracts	$26,056	$—	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(7)	$—
Futures Contracts	(37,040)	—	—
Total	$(37,040)	$(7)	$—

U.S. MORTGAGES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$470,145,716	$—
Asset-Backed Securities	—	65,237,459	—
Municipal Debt Obligation	—	1,148,541	—
U.S. Treasury Obligations	7,549,126	—	—
Investment Company	16,257,764	—	—
Short-term Investments	—	6,278,896	—
Total	$23,806,890	$542,810,612	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(80,253,907)	$—

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Notes to Financial Statements (continued)

March 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. MORTGAGES (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Futures Contracts(b)	$952,747	$—	$—
Interest Rate Swap Contracts(b)	—	250,278	—
Options Purchased	32,300	69,549	—
Total	$985,047	$319,827	$—
Liabilities
Futures Contracts(b)	$(232,384)	$—	$—
Interest Rate Swap Contracts(b)	—	(350,353)	—
Options Written	—	(74,429)	—
Total	$(232,384)	$(424,782)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2018. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

EMERGING MARKETS DEBT
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on swap contracts; Variation margin on futures contracts; Purchased options, at value	$5,312,794	(a)	Payable for unrealized loss on swap contracts; Variation margin on swap contracts; Variation margin on futures contracts	$(4,626,211)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	550,985	(b)	Payable for unrealized loss on swap contracts	(7,339,528)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	6,559,771		Payable for unrealized loss on forward foreign currency exchange contracts	(7,888,502)
Total		$12,423,550			$(19,854,241)

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4. INVESTMENTS IN DERIVATIVES (continued)

HIGH YIELD
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Purchased options, at value	$577,739	(a)	Variation margin on future contracts	$(2,712,370)	(a)
Credit	Variation margin on swap contracts	77,967	(a)	—	—
Total		$655,706			$(2,712,370)

HIGH YIELD FLOATING RATE
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	—	$—		Variation margin on swap contracts; Variation margin on futures contracts	$(1,402,493)	(a)
Credit	—	—		Variation margin on swap contracts;	(757,144)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	32,069		Payable for unrealized loss on forward foreign currency exchange contracts	(255,277)
Total		$32,069			$(2,414,914)

INVESTMENT GRADE CREDIT
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on swap contracts; Variation margin on futures contracts; Purchased options, at value	$550,307	(a)	Payable for unrealized loss on swap contracts; Variation margin on futures Contracts.	$(508,947)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	—		Variation margin on swap contracts	(11,975)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	—		Payable for unrealized loss on forward foreign currency exchange contracts	(1,164)
Total		$550,307			$(522,086)

LOCAL EMERGING MARKETS DEBT
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on swap contracts; Variation margin on futures contracts; Purchased options, at value	$1,658,984	(a)	Payable for unrealized loss on swap contracts; Variation margin on swap contracts; Variation margin on futures contracts	$(1,561,210)	(a)(b)
Credit	—	—		Payable for unrealized loss on swap contracts	(897,536)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	2,764,957		Payable for unrealized loss on forward foreign currency exchange contracts	(2,632,840)
Total		$4,423,941			$(5,091,586)

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Notes to Financial Statements (continued)

March 31, 2018

4. INVESTMENTS IN DERIVATIVES (continued)

TOTAL EMERGING MARKETS INCOME
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures	$9,139	(a)	Variation margin on futures	$(9,605)	(a)
Currency	—	—		Payable for unrealized loss on forward foreign currency exchange contracts	(7)
Equity	Variation margin on futures	16,917	(a)	Variation margin on futures	(27,435)	(a)
Total		$26,056			$(37,047)

U.S. MORTGAGES
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on swap contracts; Variation margin on futures contracts; Purchased options, at value	$1,304,874	(a)	Variation margin on swap contracts; Variation margin on futures contracts; Written options, at value	$(657,166)	(a)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $7,370,454 and $1,470,687, for the Emerging Markets Debt Fund and Local Emerging Markets Debt Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

EMERGING MARKETS DEBT
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, swap contracts and purchased options /Net change in unrealized gain (loss) on futures contracts, swap contracts and purchased options	$(5,488,011)	$(993,590)	3,652
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(4,101,743)	(926,901)	102
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on swap contracts and forward foreign currency exchange contracts	(19,233,420)	(1,517,177)	412
Total		$(28,823,174)	$(3,437,668)	4,166

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4. INVESTMENTS IN DERIVATIVES (continued)

HIGH YIELD
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$2,391,533	$(2,025,825)	2,703
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(2,521,136)	909,476	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(2,043,029)	217,003	1
Total		$(2,172,632)	$(899,346)	2,705

HIGH YIELD FLOATING RATE
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options, futures contracts, swap contracts /Net change in unrealized gain (loss) on purchased options, futures contracts, swap contracts, and written options	$5,377,068	$(330,880)	1,213
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(2,197,670)	(757,144)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on swap contracts and forward foreign currency exchange contracts	(2,568,571)	(136,244)	3
Equity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(153,181)	—	3
Total		$457,646	$(1,224,268)	1,220

INVESTMENT GRADE CREDIT
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options, futures contracts and swap contracts /Net change in unrealized gain (loss) on purchased options, futures contracts and swap contracts.	$1,054,067	$60,868	669
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	278,319	(29,195)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(436,546)	5,702	1
Total		$895,840	$37,375	671

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Notes to Financial Statements (continued)

March 31, 2018

4. INVESTMENTS IN DERIVATIVES (continued)

LOCAL EMERGING MARKETS DEBT
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, swap contracts and purchased options /Net change in unrealized gain (loss) on futures contracts, swap contracts and purchased options	$(1,859,394)	$2,530,327	564
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,625,121)	948,974	49
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on swap contracts and forward foreign currency exchange contracts	(1,621,206)	6,338,191	474
Total		$(5,105,721)	$9,817,492	1,087

TOTAL EMERGING MARKETS INCOME
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options, futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$92,862	$(64,855)	39
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(160,680)	107,707	46
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	293,061	(83,561)	362
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,120,784	(10,518)	30
Total		$1,346,027	$(51,227)	477

U.S. MORTGAGES
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options, futures contracts, swap contracts /Net change in unrealized gain (loss) on purchased options, futures contracts, swap contracts, and written options	$(1,754,473)	$755,414	806
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(321,888)	5,810	1
Total		$(2,076,361)	$761,224	807

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2018.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and

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4. INVESTMENTS IN DERIVATIVES (continued)

swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2018:

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Notes to Financial Statements (continued)

March 31, 2018

4. INVESTMENTS IN DERIVATIVES (continued)

Local Emerging Markets Debt Fund
	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Barclays Bank PLC	$37,490	$—	$37,490	$(25,404)	$—	$(25,404)	$12,086	$—	$12,086
BoA Securities LLC	29,488	—	29,488	(71,843)	—	(71,843)	(42,355)	—	(42,355)
Citibank NA	67,475	—	67,475	(775,965)	—	(775,965)	(708,490)	700,000	(8,490)
CS International (London)	—	—	—	(118,063)	—	(118,063)	(118,063)	100,000	(18,063)
Deutsche Bank AG	15,546	—	15,546	(7,447)	—	(7,447)	8,099	—	8,099
JPMorgan Securities, Inc.	684	—	684	(67,317)	—	(67,317)	(66,633)	—	(66,633)
MS & Co. Int. PLC	67,833	2,764,957	2,832,790	(398,316)	(2,632,840)	(3,031,156)	(198,366)	198,366	—
UBS AG (London)	—	—	—	(6,332)	—	(6,332)	(6,332)	—	(6,332)
Total	$218,516	$2,764,957	$2,983,473	$(1,470,687)	$(2,632,840)	$(4,103,527)	$(1,120,054)	$998,366	$(121,688)
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2018, contractual and effective net management fee rates with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund Name	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

Emerging Markets Debt Fund	0.80	0.80	0.72	0.68	0.67	0.79	0.79
High Yield Fund	0.70	0.70	0.63	0.60	0.59	0.67	0.66
High Yield Floating Rate Fund	0.60	0.54	0.51	0.50	0.49	0.54	0.52
Investment Grade Credit Fund	0.34	0.31	0.29	0.28	0.28	0.36	0.34
Local Emerging Markets Debt Fund	0.80	0.80	0.72	0.68	0.67	0.79	0.75
Total Emerging Markets Income Fund	0.80	0.80	0.72	0.68	0.67	0.83	0.68
U.S. Mortgages Fund	0.34	0.31	0.29	0.28	0.28	0.36	0.32

^	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Prior to July 28, 2017, for the Investment Grade Credit, Local Emerging Markets Debt, Total Emerging Markets Income and U.S. Mortgages Funds, the contractual management fee rates were as stated below.

Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion
Investment Grade Credit	0.40%	0.36%	0.34%	0.33%	0.32%
Local Emerging Markets Debt	0.90	0.90	0.81	0.77	0.75
Total Emerging Markets Income	0.90	0.90	0.81	0.77	0.75
U.S. Mortgages	0.40	0.36	0.34	0.33	0.32

Certain Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs TreasuryAccess 0-1 Year ETF, Goldman Sachs Emerging Markets Debt Fund and Goldman Sachs Local Emerging Markets Debt Fund and Class R6 Shares of the Goldman Sachs Emerging Markets Debt Fund and Goldman Sachs Local Emerging Markets Debt Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended March 31, 2018, the management fee waived by GSAM was for each Fund as follows:

Fund	Management Fee Waived
Emerging Markets Debt	$58,402
High Yield	227,871
High Yield Floating Rate	623,647
Investment Grade Credit	6,201
Local Emerging Markets Debt	26,633
Total Emerging Markets Income	28,346
U.S. Mortgages	118,701

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*	Service Shares
Distribution Plan	0.25%	0.75%	0.50%	—%
Service Plan	—	0.25	—	0.25

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. For the fiscal year ended March 31, 2018, Goldman Sachs advised that it retained the following amounts:

Front End Sales Charge
Fund Name	Class A
Emerging Markets Debt Fund	$20,152
High Yield Fund	12,963
High Yield Floating Rate Fund	1,177
Investment Grade Credit Fund	1,684
Local Emerging Markets Debt Fund	1,348
Total Emerging Markets Income Fund	5
U.S. Mortgages Fund	983

During the fiscal year ended March 31, 2018, Goldman Sachs did not retain any portion of Class C Shares’ CDSC.

D. Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plan and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional, Separate Account Institutional, and Service Shares. Prior to July 28, 2017, the annual rate for Class R6 Shares was 0.02%. Effective April 20, 2018, the annual rate for Separate Account Institutional Shares of the Investment Grade Credit and U.S. Mortgages Funds will change to 0.03% of the average daily net assets.

Goldman Sachs has agreed to waive a portion of the transfer agency fees equal to 0.04% of the average daily net assets attributable to Class A, Class C and Investor Shares of the Local Emerging Markets Debt Fund and 0.03% of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the High Yield Fund through at least November 30, 2018. Prior to such date, Goldman Sachs may not terminate the arrangement without approval of the Board of Trustees.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt, Total Emerging Markets Income and U.S. Mortgages Funds are 0.024%, 0.024%, 0.104%, 0.004%, 0.074%, 0.024% and 0.074%, respectively. Prior to July 29, 2017, the Other Expense limitations were 0.054% for the Emerging Markets Debt and Total Emerging Markets Income Fund, respectively. These Other Expense limitations will remain in place through at least November 30, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund Name	Management Fee Waiver	Class A Distribution and Service Fees	Transfer Agency Waiver/ Credits	Other Expense Reimbursements	Total Expense Reductions
Emerging Markets Debt Fund	$58,402	$—	$55	$685,936	$744,393
High Yield Fund	227,871	—	56,628	38,930	323,429
High Yield Floating Rate Fund	623,647	—	3	—	623,650
Investment Grade Credit Fund	86,786	—	5	323,013	409,804
Local Emerging Markets Debt Fund	123,407	—	8,640	399,202	531,249
Total Emerging Markets Income Fund	35,508	5	—	481,554	517,067
U.S. Mortgages Fund	209,900	—	42	238,394	448,336

G. Line of Credit Facility — As of March 31, 2018, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2018, the Funds did not have any borrowings under the facility. The facility was decreased to $770,000,000 effective May 1, 2018.

H. Other Transactions with Affiliates — For the fiscal year ended March 31, 2018 , Goldman Sachs earned $119,038 , $12,980, $11,478, and $14,703 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Goldman Sachs Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended March 31, 2018, the purchase, and

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Notes to Financial Statements (continued)

March 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

sale transactions and related net realized gain (loss) for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

Fund Name	Purchases at Cost	Proceeds from sales	Net realized gain (loss)
Emerging Markets Debt Fund	$—	$9,646,598	$(637,417)
High Yield Fund	—	6,021,219	54,870
High Yield Floating Rate	$4,981,219	—	—
Local Emerging Markets Debt	—	745,799	(62,520)

As of March 31, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class C, Institutional, Investor, Class R and Class R6 Shares of the following Funds:

Fund	Class C	Institutional	Investor	Class R	Class R6
High Yield Floating Rate Fund	—%	—%	—%	16%	—%
Investment Grade Credit Fund	—	—	—	—	63
Total Emerging Markets Income Fund	8	11	20	55	100

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Local Emerging Markets Debt Fund and Goldman Sachs TreasuryAccess 0-1 Year ETF for the fiscal year ended March 31, 2018:

Fund	Underlying Fund	Beginning Value as of March 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Ending Value as of March 31, 2018	Shares as of March 31, 2018	Dividend Income
Emerging Markets Debt	Goldman Sachs Financial Square Government Fund — Institutional Shares	$7,523,665	$1,276,306,233	$(1,236,294,311)	$—	$—	$47,535,587	$47,535,587	$363,711
High Yield	Goldman Sachs Financial Square Government Fund — Institutional Shares	70,091,823	1,427,984,605	(1,428,654,455)	—	—	69,421,973	69,421,973	1,138,061
	Goldman Sachs Access High Yield Corporate Bond ETF	—	2,721,036	(1,495,469)	(1,849)	(8,220)	1,215,500	25,000	16,501
	Goldman Sachs TreasuryAccess 0-1 Year ETF	25,007,500	25,009,976	(49,972,205)	(54,171)	8,900	—	—	220,729

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund	Underlying Fund	Beginning Value as of March 31, 2017	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Ending Value as of March 31, 2018	Shares as of March 31, 2018	Dividend Income
High Yield Floating Rate	Goldman Sachs Financial Square Government Fund —Institutional Shares	$534,169,308	$1,602,671,788		$(1,728,379,859)		$—	$—	$408,461,237	$408,461,237	$3,464,204
	Goldman Sachs TreasuryAccess 0-1 Year ETF	17,514,953	14,083,253		(7,899,364)		(9,935)	6,234	23,695,141	236,762	204,180
Investment Grade Credit	Goldman Sachs Financial Square Government Fund —Institutional Shares	6,187,441	138,885,383		(133,835,616)		—	—	11,237,208	11,237,208	47,743
Local Emerging Markets Debt	Goldman Sachs Financial Square Government Fund — Institutional Shares	6,602,954	320,373,601		(326,955,002)		—	—	21,553	21,553	165,396
Total Emerging Markets Income Fund	Goldman Sachs Financial Square Government Fund — Institutional Shares	627,342	27,549,621		(27,112,650)		—	—	1,064,313	1,064,313	23,113
	Goldman Sachs Emerging Markets Debt Fund — Class R6 Shares	—	5,787,446	(a)	(240,000)		(6,426)	(72,186)	5,468,834	430,956	11,873
	Goldman Sachs Emerging Markets Debt Fund — Institutional Shares	—	6,034,340		(6,033,174	)(a)	(1,166)	—	—	—	36,106
	Goldman Sachs Local Emerging Markets Debt Fund — Class R6 Shares	—	5,796,174	(b)	(240,000)		(4,688)	289,043	5,840,529	850,150	24,503
	Goldman Sachs Local Emerging Markets Debt Fund —Institutional Shares	—	6,040,440		(6,038,906	)(b)	(1,534)	—	—	—	60,925
U.S. Mortgages	Goldman Sachs Financial Square Government Fund —Institutional Shares	72,983,478	458,218,966		(514,944,680)		—	—	16,257,764	16,257,764	668,902

(a)	Amounts include $5,533,174 for conversion of Institutional Shares to Class R6 Shares.
(b)	Amounts include $5,538,906 for conversion of Institutional Shares to Class R6 Shares.

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Notes to Financial Statements (continued)

March 31, 2018

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2018, were:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Emerging Markets Debt Fund	$447,436,930	$1,699,423,461	$466,986,015	$1,037,691,104
High Yield Fund	—	2,254,871,262	—	3,106,506,955
High Yield Floating Rate Fund	—	2,050,856,363	—	1,677,339,387
Local Emerging Markets Debt Fund	44,819,915	229,363,895	44,753,939	273,533,576
Investment Grade Credit Fund	32,669,569	299,515,365	39,408,887	335,488,682
Total Emerging Markets Income Fund	3,217,430	41,630,178	3,216,167	36,529,014
U.S. Mortgages Fund	5,599,401,453	26,528,668	5,604,299,911	40,078,407

The table below summarizes the reverse repurchase agreement activity for the fiscal year ended March 31, 2018:

Fund	Average amount of borrowings	Weighted average interest rate (Paid) Received	Number of days outstanding during the period
Emerging Markets Debt Fund	$6,236,476	(0.068)%	291
High Yield Fund	58,057,706	0.539	347
High Yield Floating Rate Fund	7,471,450	1.674	303

The following table sets forth the Funds’ different types of investments pledged as collateral and the remaining contractual maturities of the reverse repurchase agreements as of March 31, 2018:

EMERGING MARKETS DEBT
	Remaining Contractual Maturity of the Agreements As of March 31, 2018
	Overnight and Continuous	< 30 days	Between 30 and 90 days	> 90 days	Total
Reverse Repurchase Agreements
Sovereign Debt Obligations	$—	$—	$—	$3,240,000	$3,240,000
Total Borrowings	$—	$—	$—	$3,240,000	$3,240,000
Gross amount of recognized liabilities for reverse repurchase agreements					$3,240,000

HIGH YIELD
	Remaining Contractual Maturity of the Agreements As of March 31, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Reverse Repurchase Agreements
Corporate Obligations	$—	$—	$—	$21,683,675	$21,683,675
Total Borrowings	$—	$—	$—	$21,683,675	$21,683,675
Gross amount of recognized liabilities for reverse repurchase agreements					$21,683,675

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

HIGH YIELD FLOATING RATE
	Remaining Contractual Maturity of the Agreements As of March 31, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Reverse Repurchase Agreements
Corporate Obligations	$—	$—	$—	$8,753,913	$8,753,913
Total Borrowings	$—	$—	$—	$8,753,913	$8,753,913
Gross amount of recognized liabilities for reverse repurchase agreements					$8,753,913

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2018 was as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	Total Emerging Markets Income	U.S. Mortgages
Distribution paid from:
Ordinary income	$102,315,489	$180,014,404	$167,715,352	$13,366,632	$—	$947,567	$11,862,690
Total taxable distributions	$102,315,489	$180,014,404	$167,715,352	$13,366,632	$—	$947,567	$11,862,690
Tax return of capital	$—	$—	$2,149,413	$—	$17,165,756	$—	$206,646

The tax character of distributions paid during the fiscal year ended March 31, 2017 was as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	Total Emerging Markets Income	U.S. Mortgages
Distribution paid from:
Ordinary income	$72,842,509	$214,675,890	$138,144,429	$13,579,308	$—	$1,487,607	$8,910,506
Net long-term capital gains	—	—	—	—	—	17,590	—
Total taxable distributions	$72,842,509	$214,675,890	$138,144,429	$13,579,308	$—	$1,505,197	$8,910,506
Tax return of capital	$—	$—	$2,709,502	$—	$28,376,385	$361,501	$96,751

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Notes to Financial Statements (continued)

March 31, 2018

7. TAX INFORMATION (continued)

As of March 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	Total Emerging Markets Income	U.S. Mortgages
Undistributed ordinary income — net	$7,557,979	$3,974,228	$—	$599,254	$—	$241,030	$—
Undistributed long-term capital gains	—	—	—	—	—	698,348	—
Total undistributed earnings	$7,557,979	$3,974,228	$—	$599,254	$—	$939,378	$—
Capital loss carryforwards(1):
Perpetual Short-Term	$(1,131,756)	$(96,562,020)	$(40,896,180)	$(1,048,309)	$(102,625,380)	$—	$(3,910,244)
Perpetual Long-Term	(22,023,283)	(257,128,574)	(49,461,220)	—	(37,666,979)	—	(2,402,162)
Total capital loss carryforwards	$(23,155,039)	$(353,690,594)	$(90,357,400)	$(1,048,309)	$(140,292,359)	$—	$(6,312,406)
Timing differences (Qualified Late Year Loss Deferral/Distributions Payable/Post October Loss Deferral/Straddle Loss Deferral)	$(19,029,643)	$(11,312,138)	$(79,466,493)	$(621,093)	$(7,422,480)	$—	$(7,029,691)
Unrealized gains (losses) — net	(29,300,933)	(54,891,481)	(34,914,063)	(285,685)	1,766,434	(395,353)	(4,731,463)
Total accumulated earnings (losses) net	$(63,927,636)	$(415,919,985)	$(204,737,956)	$(1,355,833)	$(145,948,405)	$544,025	$(18,073,560)

(1)	The Emerging Markets Debt and Investment Grade Credit Funds utilized $4,948,617 and $3,729,121 respectively, of capital losses in the current fiscal year.

As of March 31, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	Total Emerging Markets Income	U.S. Mortgages
Tax Cost	$2,487,187,276	$3,017,614,304	$4,319,996,218	$409,140,519	$290,354,674	$24,562,997	$571,700,227
Gross unrealized gain	75,000,230	52,192,510	20,777,773	6,713,390	18,560,264	444,866	2,358,243
Gross unrealized loss	(104,301,163)	(107,083,991)	(55,691,836)	(6,999,075)	(16,793,830)	(840,219)	(7,089,706)
Net unrealized gains (losses)	$(29,300,933)	$(54,891,481)	$(34,914,063)	$(285,685)	$1,766,434	$(395,353)	$(4,731,463)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and options contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of inflation protected securities, swap transactions, material modification of debt securities, and foreign currency transactions.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from net operating loss, and differences in the tax treatment of underlying fund investments, swap transactions, foreign currency transactions,

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7. TAX INFORMATION (continued)

consent fees, inflation protected securities, the recognition of income and gains/losses of certain bonds, material modification of debt securities, paydown gain/loss, and realized capital gains tax.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Emerging Markets Debt	$—	$15,246,214	$(15,246,214)
High Yield	—	(2,271,786)	2,271,786
High Yield Floating Rate	538,012	3,344,774	(3,882,786)
Investment Grade Credit	—	446,084	(446,084)
Local Emerging Markets Debt	(46,231,733)	17,409,930	28,821,803
Total Emerging Markets Income	—	(875,086)	875,086
U.S. Mortgages	—	(3,623,126)	3,623,126

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets being hedged, if any.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have

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Notes to Financial Statements (continued)

March 31, 2018

8. OTHER RISKS (continued)

exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

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8. OTHER RISKS (continued)

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — Each of the Emerging Markets Debt Fund and the Local Emerging Markets Debt Fund is non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring

177

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Notes to Financial Statements (continued)

March 31, 2018

10. OTHER MATTERS (continued)

amortization to the earliest call date. The amendments are effective for the Funds’ fiscal year ended March 31, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,293,973	$68,228,043	7,846,256	$99,050,373
Reinvestment of distributions	316,034	4,075,790	459,953	5,820,133
Shares redeemed	(5,454,397)	(70,022,225)	(9,138,500)	(114,848,907)
	155,610	2,281,608	(832,291)	(9,978,401)
Class C Shares
Shares sold	773,678	9,951,120	834,776	10,637,203
Reinvestment of distributions	82,846	1,068,212	80,259	1,015,032
Shares redeemed	(668,207)	(8,595,415)	(610,940)	(7,755,798)
	188,317	2,423,917	304,095	3,896,437
Institutional Shares
Shares sold	81,323,944	1,048,108,685	94,600,959	1,205,005,663
Reinvestment of distributions	5,784,011	74,661,793	4,069,507	51,594,642
Shares redeemed	(60,686,630)	(774,922,409)	(41,707,693)	(524,645,193)
	26,421,325	347,848,069	56,962,773	731,955,112
Investor Shares(a)
Shares sold	10,261,460	132,288,587	6,677,308	84,538,542
Reinvestment of distributions	441,014	5,689,440	141,929	1,797,732
Shares redeemed	(3,573,843)	(45,935,115)	(1,484,524)	(18,717,551)
	7,128,631	92,042,912	5,334,713	67,618,723
Class R6 Shares
Shares sold	21,500,845	271,553,176	2,242,161	27,736,891
Reinvestment of distributions	188,598	2,416,878	34,207	431,205
Shares redeemed	(714,276)	(9,143,066)	(69,360)	(878,073)
	20,975,167	264,826,988	2,207,008	27,290,023
NET INCREASE	54,869,050	$709,423,494	63,976,298	$820,781,894

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2018

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Fund

	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,675,979	$17,524,930	19,592,458	$126,612,863
Reinvestment of distributions	1,497,653	9,808,158	2,625,392	16,790,902
Shares redeemed	(11,210,562)	(73,509,585)	(43,363,372)	(279,308,089)
	(7,036,930)	(46,176,497)	(21,145,522)	(135,904,324)
Class C Shares
Shares sold	282,186	1,850,537	585,248	3,725,250
Reinvestment of distributions	226,003	1,480,739	301,739	1,931,627
Shares redeemed	(2,328,801)	(15,271,301)	(2,450,930)	(15,700,076)
	(1,820,612)	(11,940,025)	(1,563,943)	(10,043,199)
Institutional Shares
Shares sold	66,312,349	435,805,625	154,525,466	995,265,563
Reinvestment of distributions	22,686,914	148,904,007	26,691,708	171,283,408
Shares redeemed	(215,211,627)	(1,405,045,784)	(196,884,291)	(1,252,351,895)
	(126,212,364)	(820,336,152)	(15,667,117)	(85,802,924)
Service Shares
Shares sold	228,947	1,496,008	304,748	1,944,152
Reinvestment of distributions	83,562	546,124	88,607	566,754
Shares redeemed	(390,280)	(2,549,415)	(995,699)	(6,339,304)
	(77,771)	(507,283)	(602,344)	(3,828,398)
Investor Shares(a)
Shares sold	726,160	4,764,955	4,267,504	27,990,353
Reinvestment of distributions	244,610	1,604,525	113,613	733,724
Shares redeemed	(2,080,987)	(13,614,120)	(833,891)	(5,374,048)
	(1,110,217)	(7,244,640)	3,547,226	23,350,029
Class R Shares
Shares sold	406,420	2,649,443	357,387	2,279,552
Reinvestment of distributions	102,842	672,303	116,933	747,506
Shares redeemed	(545,324)	(3,565,090)	(758,033)	(4,820,355)
	(36,062)	(243,344)	(283,713)	(1,793,297)
Class R6 Shares(b)
Shares sold	38,770,261	249,630,088	8,023,489	52,075,156
Reinvestment of distributions	567,681	3,700,105	1,519,576	9,770,132
Shares redeemed	(31,632,552)	(210,058,668)	(5,785,080)	(37,092,290)
	7,705,390	43,271,525	3,757,985	24,752,998
NET DECREASE	(128,588,566)	$(843,176,416)	(31,957,428)	$(189,269,115)

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Class R6 commenced operations on November 30, 2017.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Floating Rate Fund

	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	78,473	$760,694	387,742	$3,746,360
Reinvestment of distributions	17,859	173,314	27,737	268,757
Shares redeemed	(378,205)	(3,674,167)	(397,228)	(3,860,254)
	(281,873)	(2,740,159)	18,251	154,863
Class C Shares
Shares sold	80,278	778,208	107,350	1,043,553
Reinvestment of distributions	7,992	77,560	6,629	64,270
Shares redeemed	(103,662)	(1,005,412)	(31,505)	(305,452)
	(15,392)	(149,644)	82,474	802,371
Institutional Shares
Shares sold	120,311,176	1,168,954,054	133,635,635	1,297,544,491
Reinvestment of distributions	17,288,438	167,915,875	14,394,178	139,616,112
Shares redeemed	(133,721,496)	(1,296,664,216)	(87,415,863)	(844,999,783)
	3,878,118	40,205,713	60,613,950	592,160,820
Investor Shares(a)
Shares sold	415,578	4,035,613	664,704	6,459,064
Reinvestment of distributions	15,298	148,610	7,127	69,235
Shares redeemed	(275,622)	(2,676,763)	(378,620)	(3,680,874)
	155,254	1,507,460	293,211	2,847,425
Class R Shares
Shares sold	6,931	66,954	—	—
Reinvestment of distributions	132	1,286	45	417
Shares redeemed	(151)	(1,466)	—	—
	6,912	66,774	45	417
Class R6 Shares(b)
Shares sold	23,478,461	227,508,901	—	—
Reinvestment of distributions	63,019	609,663	—	—
Shares redeemed	(1,715,249)	(16,595,217)	—	—
	21,826,231	211,523,347	—	—
NET INCREASE	25,569,250	$250,413,491	61,007,931	$595,965,896

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Class R6 Shares commenced operations on November 30, 2017.

181

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2018

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Investment Grade Credit Fund

	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	741,257	$6,841,303	1,683,527	$15,296,601
Reinvestment of distributions	54,889	504,930	94,744	869,976
Shares redeemed	(3,253,087)	(30,060,983)	(1,277,225)	(11,636,432)
	(2,456,941)	(22,714,750)	501,046	4,530,145
Institutional Shares
Shares sold	6,071,093	56,099,961	3,982,845	36,548,888
Reinvestment of distributions	555,023	5,106,235	510,257	4,688,942
Shares redeemed	(4,208,105)	(38,677,889)	(6,000,626)	(55,253,448)
	2,418,011	22,528,307	(1,507,524)	(14,015,618)
Separate Account Institutional Shares
Shares sold	5,033,829	46,329,538	4,628,455	42,213,095
Reinvestment of distributions	753,808	6,935,534	757,873	6,964,260
Shares redeemed	(7,416,271)	(68,020,919)	(4,201,057)	(38,614,253)
	(1,628,634)	(14,755,847)	1,185,271	10,563,102
Investor Shares(a)
Shares sold	217,088	2,010,744	377,992	3,437,534
Reinvestment of distributions	15,480	142,397	6,402	58,731
Shares redeemed	(170,385)	(1,556,854)	(55,260)	(502,134)
	62,183	596,287	329,134	2,994,131
Class R6 Shares
Shares sold	551	5,109	143	1,320
Reinvestment of distributions	52	478	40	364
Shares redeemed	(1)	(9)	—	—
	602	5,578	183	1,684
NET INCREASE (DECREASE)	(1,604,779)	$(14,340,425)	508,110	$4,073,444

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Local Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	722,318	$4,818,499	4,173,203	$26,246,105
Reinvestment of distributions	67,770	448,064	930,467	5,874,622
Shares redeemed	(1,271,026)	(8,333,948)	(25,454,242)	(158,705,973)
	(480,938)	(3,067,385)	(20,350,572)	(126,585,246)
Class C Shares
Shares sold	223,972	1,488,137	129,085	826,599
Reinvestment of distributions	42,839	283,528	44,439	280,743
Shares redeemed	(205,314)	(1,355,374)	(233,455)	(1,459,222)
	61,497	416,291	(59,931)	(351,880)
Institutional Shares
Shares sold	15,372,819	102,033,316	21,691,572	137,289,001
Reinvestment of distributions	2,322,553	15,322,938	3,374,511	21,301,355
Shares redeemed	(34,190,873)	(224,314,254)	(36,296,481)	(225,306,563)
	(16,495,501)	(106,958,000)	(11,230,398)	(66,716,207)
Investor Shares(a)
Shares sold	1,235,745	8,203,740	2,072,286	12,985,981
Reinvestment of distributions	59,598	395,174	100,468	631,328
Shares redeemed	(663,974)	(4,375,359)	(2,844,694)	(17,714,143)
	631,369	4,223,555	(671,940)	(4,096,834)
Class R6 Shares(b)
Shares sold	8,640,324	58,107,781	—	—
Reinvestment of distributions	54,983	376,647	—	—
Shares redeemed	(488,917)	(3,339,502)	—	—
	8,206,390	55,144,926	—	—
NET DECREASE	(8,077,183)	$(50,240,613)	(32,312,841)	$(197,750,167)

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Class R6 Shares commenced operations on November 30, 2017.

183

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2018

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Total Emerging Markets Income Fund

	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	159,203	$1,414,636	26,020	$217,141
Reinvestment of distributions	2,543	22,111	1,491	12,411
Shares redeemed	(82,744)	(742,040)	(55,889)	(463,642)
	79,002	694,707	(28,378)	(234,090)
Class C Shares
Shares sold	570	5,000	13,404	108,301
Reinvestment of distributions	516	4,489	303	2,539
Shares redeemed	(4,256)	(37,113)	(751)	(6,159)
	(3,170)	(27,624)	12,956	104,681
Institutional Shares
Shares sold	572,939	5,020,776	1,219,685	10,260,246
Reinvestment of distributions	90,518	787,557	90,751	760,594
Shares redeemed	(563,509)	(4,930,456)	(3,506,501)	(29,418,694)
	99,948	877,877	(2,196,065)	(18,397,854)
Investor Shares(a)
Shares sold	3,701	32,036	21,085	177,209
Reinvestment of distributions	829	7,204	525	4,374
Shares redeemed	(10,392)	(91,263)	(4,160)	(34,002)
	(5,862)	(52,023)	17,450	147,581
Class R Shares
Shares sold	2,496	21,831	—	—
Reinvestment of distributions	115	1,005	128	1,070
	2,611	22,836	128	1,070
Class R6 Shares(b)
Shares sold	1,155	10,000	—	—
Reinvestment of distributions	9	79	—	—
	1,164	10,079	—	—
NET INCREASE (DECREASE)	173,693	$1,525,852	(2,193,909)	$(18,378,612)

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Class R6 Shares commenced operations on November 30, 2017.

184

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Mortgages Fund

	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,876,182	$19,610,212	4,112,320	$43,843,373
Reinvestment of distributions	82,381	858,491	105,045	1,113,290
Shares redeemed	(4,034,319)	(42,118,625)	(3,108,178)	(32,895,090)
	(2,075,756)	(21,649,922)	1,109,187	12,061,573
Institutional Shares
Shares sold	4,017,920	41,749,663	3,109,654	33,073,791
Reinvestment of distributions	162,512	1,691,821	142,513	1,514,599
Shares redeemed	(2,351,436)	(24,429,167)	(2,882,373)	(30,654,642)
	1,828,996	19,012,317	369,794	3,933,748
Separate Account Institutional Shares
Shares sold	4,605,750	47,861,233	4,129,317	43,703,206
Reinvestment of distributions	502,247	5,219,892	446,179	4,729,934
Shares redeemed	(4,261,527)	(44,061,209)	(3,467,155)	(36,585,579)
	846,470	9,019,916	1,108,341	11,847,561
Investor Shares(a)
Shares sold	7,385,998	77,085,524	14,150,134	148,187,797
Reinvestment of distributions	346,367	3,606,944	63,316	667,471
Shares redeemed	(6,245,277)	(65,046,289)	(1,169,925)	(12,292,656)
	1,487,088	15,646,179	13,043,525	136,562,612
Class R6 Shares
Shares sold	365,292	3,803,467	268,893	2,815,809
Reinvestment of distributions	9,779	101,790	620	6,504
Shares redeemed	(125,140)	(1,305,183)	(21,724)	(231,453)
	249,931	2,600,074	247,789	2,590,860
NET INCREASE	2,336,729	$24,628,564	15,878,636	$166,996,354

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.

185

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Goldman Sachs Trust and Shareholders of the Goldman Sachs Emerging Markets Debt Fund, the Goldman Sachs High Yield Fund, the Goldman Sachs High Yield Floating Rate Fund, the Goldman Sachs Investment Grade Credit Fund, the Goldman Sachs Local Emerging Markets Debt Fund, the Goldman Sachs U.S. Mortgages Fund, and the Goldman Sachs Total Emerging Markets Income Fund (formerly, the Goldman Sachs Dynamic Emerging Markets Debt Fund):

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Goldman Sachs Emerging Markets Debt Fund, the Goldman Sachs High Yield Fund, the Goldman Sachs High Yield Floating Rate Fund, the Goldman Sachs Investment Grade Credit Fund, the Goldman Sachs Local Emerging Markets Debt Fund, the Goldman Sachs U.S. Mortgages Fund, and the Goldman Sachs Total Emerging Markets Income Fund (formerly, the Goldman Sachs Dynamic Emerging Markets Debt Fund) (seven of the funds constituting the Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2018, the related statements of operations for the year ended March 31, 2018, the statements of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 30, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

186

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Separate Account Institutional, Investor, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Separate Account Institutional, Investor, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 through March 31, 2018, which represents a period of 182 out of 365 days (121 out of 365 days for Class R6 Shares of the High Yield Floating Rate, Local Emerging Markets Debt and Total Emerging Markets Income Funds, which commenced operations on November 30, 2017). The Class R6 example for hypothetical expenses (for the High Yield Floating, Local Emerging Markets Debt and Total Emerging Markets Income Funds) reflects projected activity for the period from October 1, 2017 through March 31, 2018 for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Debt Fund				High Yield Fund				High Yield Floating Rate Fund
Share Class	Beginning Account Value 10/1/17	Ending Account Value 3/31/18		Expenses Paid for the 6 months ended 3/31/18*	Beginning Account Value 10/1/17	Ending Account Value 3/31/18		Expenses Paid for the 6 months ended 3/31/18*	Beginning Account Value 10/1/17	Ending Account Value 3/31/18		Expenses Paid for the 6 months ended 3/31/18*
Class A
Actual	$1,000.00	$991.40		$5.91	$1,000.00	$984.20		$5.14	$1,000.00	$1,014.90		$4.77
Hypothetical 5% return	1,000.00	1,019.00	+	5.99	1,000.00	1,019.75	+	5.24	1,000.00	1,020.19	+	4.78
Class C
Actual	1,000.00	988.60		9.62	1,000.00	980.50		8.84	1,000.00	1,011.10		8.52
Hypothetical 5% return	1,000.00	1,015.26	+	9.75	1,000.00	1,016.01	+	9.00	1,000.00	1,016.46	+	8.55
Institutional
Actual	1,000.00	993.90		4.23	1,000.00	985.80		3.61	1,000.00	1,016.60		3.07
Hypothetical 5% return	1,000.00	1,020.69	+	4.28	1,000.00	1,021.29	+	3.68	1,000.00	1,021.89	+	3.07
Service
Actual	N/A	N/A		—	1,000.00	983.20		6.08	N/A	N/A		—
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.80	+	6.19	N/A	N/A		N/A
Investor
Actual	1,000.00	993.40		4.67	1,000.00	985.50		3.91	1,000.00	1,017.20		3.47
Hypothetical 5% return	1,000.00	1,020.24	+	4.73	1,000.00	1,020.99	+	3.98	1,000.00	1,021.49	+	3.48
Class R
Actual	N/A	N/A		—	1,000.00	982.90		6.38	1,000.00	1,013.60		6.02
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.50	+	6.49	1,000.00	1,018.95	+	6.04
Class R6
Actual	1,000.00	993.90		4.18	1,000.00	985.90		3.61	1,000.00	1,011.70	^	1.93^
Hypothetical 5% return	1,000.00	1,020.74	+	4.23	1,000.00	1,021.29	+	3.68	1,000.00	1,014.65	+^	1.94^

187

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2018 (Unaudited) (continued)

	Local Emerging Markets Debt Fund					Investment Grade Credit Fund				Total Emerging Markets Income Fund					U.S. Mortgages Fund
Share Class	Beginning Account Value 10/1/17	Ending Account Value 3/31/18		Expenses Paid for the 6 months ended 3/31/18*		Beginning Account Value 10/1/17	Ending Account Value 3/31/18		Expenses Paid for the 6 months ended 3/31/18*	Beginning Account Value 10/1/17	Ending Account Value 3/31/18		Expenses Paid for the 6 months ended 3/31/18*		Beginning Account Value 10/1/17	Ending Account Value 3/31/18		Expenses Paid for the 6 months ended 3/31/18*
Class A
Actual	$1,000.00	$1,062.00		$6.22		$1,000.00	$985.90		$3.56	$1,000.00	$1,034.40		$4.56		$1,000.00	$985.90		$3.81
Hypothetical 5% return	1,000.00	1,018.90	+	6.09		1,000.00	1,021.34	+	3.63	1,000.00	1,020.44	+	4.53		1,000.00	1,021.09	+	3.88
Class C
Actual	1,000.00	1,058.10		10.06		N/A	N/A		—	1,000.00	1,030.70		8.76		N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,015.16	+	9.85		N/A	N/A		N/A	1,000.00	1,016.31	+	8.70		N/A	N/A		N/A
Institutional
Actual	1,000.00	1,063.70		4.68		1,000.00	987.60		1.88	1,000.00	1,036.90		3.25		1,000.00	987.60		2.13
Hypothetical 5% return	1,000.00	1,020.39	+	4.58		1,000.00	1,023.04	+	1.92	1,000.00	1,021.74	+	3.23		1,000.00	1,022.79	+	2.17
Service
Actual	N/A	N/A		—		N/A	N/A		—	N/A	N/A		—		N/A	N/A		—
Hypothetical 5% return	N/A	N/A		N/A		N/A	N/A		N/A	N/A	N/A		N/A		N/A	N/A	+	N/A
Investor
Actual	1,000.00	1,063.40		4.99		1,000.00	987.20		2.33	1,000.00	1,036.60		3.81		1,000.00	987.10		2.58
Hypothetical 5% return	1,000.00	1,020.10	+	4.89		1,000.00	1,022.59	+	2.37	1,000.00	1,021.19	+	3.78		1,000.00	1,022.34	+	2.62
Separate Account Institutional
Actual	N/A	N/A		—		1,000.00	987.60		1.88	1,000.00	1,033.40		5.93		1,000.00	987.50		2.13
Hypothetical 5% return	N/A	N/A		N/A		1,000.00	1,023.04	+	1.92	1,000.00	1,019.10	+	5.89		1,000.00	1,022.79	+	2.17
Class R6(a)
Actual	1,000.00	1,078.80	^	3.10	^	1,000.00	987.70		1.78	1,000.00	1,000.00	^	1.79	^	1,000.00	986.70		2.08
Hypothetical 5% return	1,000.00	1,013.59	+^	3.00	^	1,000.00	1,023.14	+	1.82	1,000.00	1,014.78	+^	1.80	^	1,000.00	1,022.84	+	2.12

^	Class R6 Shares of the High Yield Floating Rate; Local Emerging Markets Debt and Total Emerging Markets Income Funds commenced operations on November 30, 2017.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:
+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Separate Account Institutional	Service	Investor	Class R	Class R6
Emerging Markets Debt+	1.19	1.94	0.85	N/A	N/A	0.94	N/A	0.84
High Yield+	1.04	1.79	0.73	N/A	1.23	0.79	1.30	0.71
High Yield Floating Rate+	0.95	1.70	0.61	N/A	N/A	0.69	1.19	0.58
Local Emerging Markets Debt+	1.21	1.96	0.91	N/A	N/A	0.97	N/A	0.90
Investment Grade Credit+	0.72	N/A	0.38	0.38	N/A	0.47	N/A	0.37
Total Emerging Markets Income Debt+	0.90	1.73	0.64	N/A	N/A	0.75	1.30	0.54
U.S. Mortgages+	0.77	N/A	0.43	0.43	N/A	0.52	N/A	0.42

188

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	2018 (Trustee since 2007)	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

189

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				148	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2018, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 21 portfolios (12 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

190

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Single Sector Fixed Income Funds Tax Information (Unaudited)

For the fiscal year ended March 31, 2018, 0.06% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 871(k) of the Internal Revenue Code, the Total Emerging Markets Income Fund designates $371,505, as short-term capital gain dividends paid during the fiscal year ended March 31, 2018.

191

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of March 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[9]
∎	International Equity ESG Fund[10]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[11]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[10]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[11]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of March 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

A summary prospectus, if available, or a Prospectus for the Funds containing more information may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a Fund’s objectives, risks, and charges and expenses, and read the summary prospectus, if available, and the Prospectus carefully before investing. The summary prospectus, if available, and the Prospectus contains this and other information about the Funds.

© 2018 Goldman Sachs. All rights reserved. 129749-OTU-760217 SSFIAR-18/68.8K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2018	2017	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,537,615	$3,663,521	Financial Statement audits.

Audit-Related Fees:

• PwC	$348,718	$274,516	Other attest services.

Tax Fees:

• PwC	$827,732	$1,115,843	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2018	2017	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,868,935	$1,860,429	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-Annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2018 and March 31, 2017 were approximately $1,176,450 and $1,390,359 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2017 and December 31, 2016 were approximately $9.7 and $11.4 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2017 and 2016 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 4, 2018

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	June 4, 2018